UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 – October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Advisers Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Advisers Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Advisers Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Advisers A#	4.10%	1.50%	3.12%
Advisers A##	-1.63%	0.36%	2.53%
Advisers B#	3.24%	0.66%	NA*
Advisers B##	-1.76%	0.31%	NA*
Advisers C#	3.33%	0.77%	2.41%
Advisers C##	2.33%	0.77%	2.41%
Advisers R3#	3.87%	1.28%	3.24%
Advisers R4#	4.18%	1.57%	3.39%
Advisers R5#	4.52%	1.87%	3.54%
Advisers Y#	4.60%	1.96%	3.59%
Advisers Fund Blended Index	7.08%	2.88%	4.54%
Barclays Capital Government/Credit Bond Index	5.26%	6.41%	5.48%
S&P 500 Index	8.07%	0.25%	3.69%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Advisers Fund Blended Index is a blended index comprised of the following indices: S&P 500 (60%), Barclays Capital U.S. Government/Credit Bond (35%) and 90 day Treasury Bill (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Advisers Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Advisers Fund returned 4.10%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its custom benchmark, (60% S&P 500 Index, 35% Barclays Capital Government/Credit Bond Index, and 5% Treasury Bills), which returned 7.08% for the same period. The S&P 500 Index and Barclays Capital Government/ Credit Bond Index returned 8.07% and 5.26%, respectively for the same period. The Fund outperformed the 3.27% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility caused by the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Equity markets, as measured by the S&P 500 Index, returned 8.07% during the period. Energy (+20%), Utilities (+15%), and Consumer Discretionary (+13%) posted the largest gains while Financials (-6%) was the only sector to post a negative absolute (i.e. total return) return.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned 5.26% during the period. Most risk segments of the fixed income market underperformed duration-equivalent Treasuries for the period. Lower quality high yield and emerging markets debt in particular lagged duration-equivalent Treasuries in a risk-off environment.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund underperformed its benchmark, while the fixed income portion of the Fund outperformed its benchmark. Asset allocation was mildly additive to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities and underweight (i.e. the Fund’s sector position was less than the benchmark position) fixed income and cash relative to the benchmark.

Equity underperformance versus the benchmark was driven mainly by security selection, which was weakest in Information Technology, Industrials, and Financials. This was partially offset by stronger selection in Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also detracted from relative (i.e. performance of the Fund as measured against the benchmark) performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials and underweight exposure to Energy.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Hewlett-Packard (Information Technology), UBS (Financials), and IBM (Information Technology). Global technology company Hewlett-Packard, a leader in printing and PCs, saw its stock sell off as the recently appointed CEO’s decisions with regard to restructuring core businesses were met with skepticism by the markets. He has since been replaced by Meg Whitman (former CEO of eBay) who we believe will steer the company back onto the proper track. Despite the start of a turnaround in its businesses, global diversified financials services provider UBS saw its stock suffer along with the broad financial sector. In addition, a large loss from a rogue trader set the company’s shares back in the third quarter of 2011. Not owning the strong performing benchmark component IBM hurt relative performance as shares of the global software, hardware, and IT services company rose as the company's quarterly results and outlook positively surprised investors. Owning Bank of America (Financials) and Goldman Sachs (Financials) also detracted from the Fund’s performance on an absolute basis.

Top contributors to relative performance of the equity portion of the Fund during the period were Dollar General (Buck Holdings) (Consumer Discretionary), Accenture (Information Technology), and Citigroup (Financials). Dollar General (Buck Holdings), a U.S. chain of low-cost variety stores, saw its shares rise as comparable store sales and margins exceeded expectations and high cost debt is being repaid with cash flow. Shares of Accenture, a global management consulting, technology services and outsourcing company, rose as the increase in bookings and lack of delays or cancellations of projects during the second quarter of 2011 signaled strengthening demand which could translate into strong earnings growth in coming quarters. An underweight at the

3

The Hartford Advisers Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

beginning of the period to global financial services company Citigroup helped relative performance as its shares lagged due to continued growth weakness in its securities and domestic consumer banking divisions. Apple (Information Technology) and Exxon Mobil (Energy) also contributed positively to the Fund’s returns on an absolute basis.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection within the Investment Grade corporate bond sector was the primary driver of the outperformance. An out-of-benchmark allocation to agency mortgage-backed securities (MBS) was also additive. Higher coupons outperformed lower coupons as prepayments remained muted. Our duration and yield curve positioning detracted from relative performance. Corporate bonds posted mixed results amid a challenging environment due to sovereign debt concerns and signs of slowing economic growth. Within the corporate bond sector, Financials lagged while Industrials benefitted as lower-beta, higher-quality and more defensive areas of the market outperformed. The Fund’s underweight to Industrials hurt relative performance; however, this was partially offset by strong security selection among Industrials’ issues. The Fund’s overweight to taxable municipal issuers was additive to performance amid record-low supply and strong demand from crossover buyers.

What is the outlook?
We expect the modest U.S. economic expansion to continue; however, European sovereign debt risk poses a threat to global growth. We believe that the U.S. Federal Reserve will maintain its accommodative stance and short-term rates will remain low until the economy strengthens.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We screen for companies on specific valuation, return on capital, and earnings characteristics and we focus on understanding how returns on capital are being created, employing a disciplined valuation methodology for both purchases and sales. At the end of the period, our bottom-up investment approach resulted in the largest overweight exposures in Health Care, Information Technology, and Consumer Discretionary. The largest underweights of the equity portion of the Fund to the S&P 500 Index were in Consumer Staples, Utilities, and Telecommunication Services.

Overall within the fixed income sleeve, we are tactically managing the Fund’s duration around neutral. We continue to be positioned with an underweight to the Government sector. However, we have recently started buying Governments at the expense of other sectors due to caution over the deteriorating macroeconomic environment. We believe that corporate fundamentals remain strong longer term, financial companies will continue to de-lever, and that valuations are attractive. We maintained our modest overweight posture to the corporate sector at the end of the period; however, we have reduced our exposure to the more volatile industries within the sector, for example Real Estate Investment Trusts. We also maintained our overweight allocation to taxable municipal bonds due to the attractive valuations in this relatively high quality and diverse sector of the market. Lastly, at the end of the period we maintained our modest allocation to asset-backed securities and agency mortgage-backed securities. A weaker macroeconomic environment combined with worries over European sovereign debt risk lead us to be more inclined to reduce risk in the fixed income portfolio overall.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2011, the Fund’s equity exposure was at 66% compared to 60% in its custom benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Equity Securities
Common Stocks	65.9%
Total	65.9%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Corporate Bonds	12.0
Municipal Bonds	1.5
U.S. Government Agencies	1.6
U.S. Government Securities	16.8
Total	31.9%
Short-Term Investments	1.5%
Other Assets and Liabilities	0.7
Total	100.0%

4

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	4.2
Capital Goods (Industrials)	4.7
Consumer Durables & Apparel (Consumer Discretionary)	0.2
Consumer Services (Consumer Discretionary)	0.5
Diversified Financials (Financials)	5.0
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	3.2
Health Care Equipment & Services (Health Care)	1.7
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	0.8
Materials (Materials)	1.2
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.5
Real Estate (Financials)	0.4
Retailing (Consumer Discretionary)	4.0
Semiconductors & Semiconductor Equipment (Information Technology)	1.2
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	7.3
Telecommunication Services (Services)	0.8
Transportation (Industrials)	2.0
Utilities (Utilities)	0.9
Total	65.9%

Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.6
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	0.0
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	6.2
Food Manufacturing (Consumer Staples)	0.3
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	0.5
Health Care/Services (Health Care/Services)	0.1
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.1
Information (Technology)	0.8
Miscellaneous (Miscellaneous)	0.3
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.5
Pipeline Transportation (Utilities)	0.2
Real Estate and Rental and Leasing (Finance)	0.3
Refunded (Refunded)	0.1
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.2
Transportation (Transportation)	0.4
Utilities (Utilities)	0.9
Total	13.5%
U.S. Government Agencies	1.6
U.S. Government Securities	16.8
Short-Term Investments	1.5
Other Assets and Liabilities	0.7
Total	100.0%

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.2
Aa / AA	3.6
A	4.6
Baa / BBB	5.0
Ba / BB	0.1
U.S. Government Securities	18.4
Non Debt Securities and Other Short-Term Instruments	67.4
Other Assets & Liabilities	0.7
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

5

The Hartford Advisers Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 65.9%
	Automobiles & Components - 2.1%
351	Ford Motor Co. w/ Rights ●	$4,102
158	Harley-Davidson, Inc.	6,131
66	Johnson Controls, Inc.	2,157
		12,390
	Banks - 4.2%
177	BB&T Corp.	4,127
731	Mitsubishi UFJ Financial Group, Inc.	3,178
57	PNC Financial Services Group, Inc.	3,056
234	US Bancorp	5,988
339	Wells Fargo & Co.	8,778
		25,127
	Capital Goods - 4.7%
73	3M Co.	5,776
59	Boeing Co.	3,908
103	Ingersoll-Rand plc	3,191
157	PACCAR, Inc.	6,776
47	Rockwell Collins, Inc.	2,646
46	Stanley Black & Decker, Inc.	2,950
156	Textron, Inc.	3,022
		28,269
	Consumer Durables & Apparel - 0.2%
89	Newell Rubbermaid, Inc.	1,314

	Consumer Services - 0.5%
82	DeVry, Inc.	3,071

	Diversified Financials - 5.0%
18	BlackRock, Inc.	2,793
133	Citigroup, Inc.	4,211
34	Goldman Sachs Group, Inc.	3,670
219	Invesco Ltd.	4,393
267	JP Morgan Chase & Co.	9,288
57	SEI Investments Co.	917
87	T. Rowe Price Group, Inc.	4,603
		29,875
	Energy - 7.3%
70	Anadarko Petroleum Corp.	5,511
150	Chesapeake Energy Corp.	4,207
210	Exxon Mobil Corp.	16,415
154	OAO Gazprom Class S ADR	1,794
57	Occidental Petroleum Corp.	5,307
68	Petroleo Brasileiro S.A. ADR	1,831
270	Petroleum Geo-Services ●	2,934
79	Statoilhydro ASA ADR	2,014
70	Suncor Energy, Inc.	2,248
46	Ultra Petroleum Corp. ●	1,478
		43,739
	Food & Staples Retailing - 1.0%
118	CVS Caremark Corp.	4,287
56	Sysco Corp.	1,552
		5,839
	Food, Beverage & Tobacco - 3.2%
133	General Mills, Inc.	5,132
144	Kraft Foods, Inc.	5,066
146	PepsiCo, Inc.	9,216
		19,414
	Health Care Equipment & Services - 1.7%
31	Edwards Lifesciences Corp. ●	2,353
134	Medtronic, Inc.	4,669
69	UnitedHealth Group, Inc.	3,316
		10,338
	Household & Personal Products - 0.7%
68	Procter & Gamble Co.	4,358

	Insurance - 0.8%
73	Marsh & McLennan Cos., Inc.	2,229
111	Unum Group	2,636
		4,865
	Materials - 1.2%
64	Dow Chemical Co.	1,776
41	Monsanto Co.	2,983
61	Nucor Corp.	2,285
		7,044
	Media - 1.7%
222	Comcast Corp. Class A	5,203
153	Walt Disney Co.	5,330
		10,533
	Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
92	Agilent Technologies, Inc. ●	3,399
132	Amgen, Inc.	7,542
110	Celgene Corp. ●	7,157
228	Daiichi Sankyo Co., Ltd.	4,429
262	Merck & Co., Inc.	9,049
403	Pfizer, Inc.	7,764
16	Roche Holding AG	2,601
197	Shionogi & Co., Ltd.	2,675
122	UCB S.A.	5,357
35	Vertex Pharmaceuticals, Inc. ●	1,397
		51,370
	Real Estate - 0.4%
133	Weyerhaeuser Co.	2,393

	Retailing - 4.0%
2,007	Allstar Co. ⌂†	1,806
2,225	Buck Holdings L.P. ⌂●†	5,675
107	Kohl's Corp.	5,672
328	Lowe's Co., Inc.	6,897
76	Nordstrom, Inc.	3,852
		23,902
	Semiconductors & Semiconductor Equipment - 1.2%
159	Maxim Integrated Products, Inc.	4,160
91	Xilinx, Inc.	3,038
		7,198
	Software & Services - 6.5%
64	Accenture plc	3,875
86	Automatic Data Processing, Inc.	4,516
130	eBay, Inc. ●	4,138
22	Google, Inc. ●	12,920
79	Lender Processing Services	1,379
186	Microsoft Corp.	4,942
435	Western Union Co.	7,596
		39,366
	Technology Hardware & Equipment - 7.3%
31	Apple, Inc. ●	12,467
492	Cisco Systems, Inc.	9,111
196	EMC Corp. ●	4,811
214	Hewlett-Packard Co.	5,697
157	Juniper Networks, Inc. ●	3,847

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 65.9% - (continued)
	Technology Hardware & Equipment - 7.3% - (continued)
39	NetApp, Inc. ●	$1,610
127	Qualcomm, Inc.	6,533
		44,076
	Telecommunication Services - 0.8%
175	Vodafone Group plc ADR	4,858

	Transportation - 2.0%
39	Con-way, Inc.	1,140
39	FedEx Corp.	3,208
50	Kansas City Southern ●	3,188
63	United Parcel Service, Inc. Class B	4,390
		11,926
	Utilities - 0.9%
46	NextEra Energy, Inc.	2,589
72	PG&E Corp.	3,093
		5,682
	Total common stocks
	(cost $370,768)	$396,947

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Marriott Vacation Club Owner Trust
$90	5.36%, 10/20/2028 ■	$92

	Total asset & commercial mortgage backed securities
	(cost $90)	$92

CORPORATE BONDS - 12.0%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$702	5.98%, 04/19/2022	$716
	Southwest Airlines Co.
400	5.75%, 12/15/2016	442
592	6.15%, 08/01/2022	648
		1,806
	Arts, Entertainment and Recreation - 0.6%
	CBS Corp.
30	4.30%, 02/15/2021	31
105	5.75%, 04/15/2020	118
	Comcast Corp.
1,300	5.90%, 03/15/2016	1,502
	DirecTV Holdings LLC
565	6.38%, 03/01/2041	675
	News America, Inc.
220	4.50%, 02/15/2021	230
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	945
	Virgin Media Secured Finance plc
210	5.25%, 01/15/2021	226
		3,727
	Beverage and Tobacco Product Manufacturing - 0.3%
	Altria Group, Inc.
420	4.75%, 05/05/2021	452
	Anheuser-Busch InBev N.V
800	7.75%, 01/15/2019	1,046
		1,498
	Chemical Manufacturing - 0.0%
	Agrium, Inc.
105	6.13%, 01/15/2041	126

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	606
	Thermo Fisher Scientific, Inc.
150	3.20%, 05/01/2015	158
		764
	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,285

	Finance and Insurance - 6.2%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	138
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,371
	Bank of America Corp.
1,200	5.42%, 03/15/2017	1,128
	Barclays Bank plc
350	2.38%, 01/13/2014	346
	BP Capital Markets plc
475	4.75%, 03/10/2019	526
	Brandywine Operating Partnership
350	5.70%, 05/01/2017	360
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	625
	Citibank NA
4,000	1.88%, 06/04/2012	4,039
	Citigroup, Inc.
1,600	6.00%, 10/31/2033	1,529
300	6.13%, 05/15/2018	332
300	6.88%, 03/05/2038	370
105	8.13%, 07/15/2039	144
	Credit Agricole
715	3.50%, 04/13/2015 ■	676
	Discover Financial Services, Inc.
645	6.45%, 06/12/2017	675
	Eaton Vance Corp.
530	6.50%, 10/02/2017	599
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	946
	General Electric Capital Corp.
700	4.38%, 09/16/2020	712
750	5.88%, 01/14/2038	805
	Goldman Sachs Group, Inc.
1,200	5.63%, 01/15/2017	1,243
500	6.00%, 05/01/2014	531
470	6.25%, 02/01/2041	485
	Health Care Properties
335	6.00%, 01/30/2017	357
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,432
	JP Morgan Chase & Co.
675	3.70%, 01/20/2015	703
1,795	5.13%, 09/15/2014	1,911
	Liberty Mutual Group, Inc.
1,035	5.75%, 03/15/2014 ■	1,076

The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 12.0% - (continued)
	Finance and Insurance - 6.2% - (continued)
	Merrill Lynch & Co., Inc.
$2,000	5.00%, 02/03/2014	$2,029
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,665
	National City Corp.
125	6.88%, 05/15/2019	147
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,344
	Nordea Bank AB
330	3.70%, 11/13/2014 ■	342
	PNC Funding Corp.
625	5.40%, 06/10/2014	686
	Rabobank Nederland N.V. NY
750	3.20%, 03/11/2015 ■	773
	Republic New York Capital I
250	7.75%, 11/15/2026	250
	Royal Bank of Scotland plc
500	4.88%, 03/16/2015	508
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,131
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,473
	Svenska Handelsbanken Ab
550	4.88%, 06/10/2014 ■	584
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,541
	WEA Finance LLC
250	7.13%, 04/15/2018 ■	283
	Wells Fargo & Co.
525	3.63%, 04/15/2015	553
		37,368
	Food Manufacturing - 0.3%
	Kellogg Co.
725	4.00%, 12/15/2020	788
	Kraft Foods, Inc.
700	4.13%, 02/09/2016	759
		1,547
	Health Care and Social Assistance - 0.5%
	CVS Caremark Corp.
1,150	6.13%, 08/15/2016	1,348
	Express Scripts, Inc.
195	6.25%, 06/15/2014	216
	McKesson Corp
80	3.25%, 03/01/2016	85
	Merck & Co., Inc.
400	4.00%, 06/30/2015	438
	Schering-Plough Corp.
1,000	5.30%, 12/01/2013	1,094
		3,181
	Information - 0.8%
	AT&T, Inc.
825	2.50%, 08/15/2015 ‡	849
	BellSouth Telecommunications
250	7.00%, 12/01/2095	305
	France Telecom S.A
250	4.38%, 07/08/2014	269
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,523
	SBA Tower Trust
370	4.25%, 04/15/2015 ■	390
	Telecom Italia Capital
565	7.00%, 06/04/2018	587
	Verizon Communications, Inc.
440	3.50%, 11/01/2021 ☼	444
130	4.75%, 11/01/2041 ☼	133
		4,500
	Motor Vehicle & Parts Manufacturing - 0.2%
	Daimler Finance NA LLC
1,000	2.63%, 09/15/2016 ■	994

	Petroleum and Coal Products Manufacturing - 0.5%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,379
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	93
	Shell International Finance B.V
1,200	4.38%, 03/25/2020	1,366
		2,838
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,161

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
1,400	5.45%, 12/15/2014	1,561
	ERAC USA Finance Co.
180	2.25%, 01/10/2014 ■	181
310	4.50%, 08/16/2021 ■	317
		2,059
	Retail Trade - 0.2%
	Lowe's Co., Inc.
600	4.63%, 04/15/2020	661
	Staples, Inc.
460	9.75%, 01/15/2014	531
		1,192
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
1,879	9.36%, 01/01/2021	2,529

	Utilities - 0.9%
	Consolidated Edison Co. of NY
655	5.30%, 12/01/2016	769
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,981
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,034
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	621
	Southern California Edison Co.
1,000	5.55%, 01/15/2037	1,212
		5,617
	Total corporate bonds
	(cost $66,657)	$72,192

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 1.5%
	General Obligations - 0.3%
	California State GO, Taxable,
$500	7.55%, 04/01/2039	$609
	Chicago Metropolitan Water Reclamation Dist,
130	5.72%, 12/01/2038	153
	Illinois State GO,
10	5.37%, 03/01/2017	11
175	5.67%, 03/01/2018	185
140	5.88%, 03/01/2019	148
	Los Angeles USD,
800	5.75%, 07/01/2034	876
		1,982
	Health Care/Services - 0.1%
	University of California, Regents MedCenter Pooled Rev,
370	6.58%, 05/15/2049	442

	Higher Education (Univ., Dorms, etc.) - 0.1%
	University of California, Build America Bonds Rev,
370	5.77%, 05/15/2043	414

	Miscellaneous - 0.3%
	Oregon School Boards Association, Taxable Pension,
2,000	4.76%, 06/30/2028	1,984

	Refunded - 0.1%
	Irvine Ranch, CA, Water Dist,
515	2.61%, 03/15/2014	537

	Tax Allocation - 0.2%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044	526
	Massachusetts School Building Auth,
475	5.72%, 08/15/2039	571
		1,097
	Transportation - 0.4%
	Bay Area Toll Auth, CA, Toll Bridge Rev,
575	6.26%, 04/01/2049	714
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	397
	Maryland State Transit Auth,
255	5.89%, 07/01/2043	309
	New York and New Jersey PA, Taxable Rev,
185	5.86%, 12/01/2024	216
115	6.04%, 12/01/2029	136
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	770
		2,542
	Total municipal bonds
	(cost $8,135)	$8,998

U.S. GOVERNMENT AGENCIES - 1.6%
	Federal Home Loan Mortgage Corporation - 1.0%
$5,787	4.00%, 01/01/2041 - 03/01/2041	$6,014

	Government National Mortgage Association - 0.6%
811	6.00%, 11/20/2023 - 09/15/2034	912
1,032	6.50%, 04/15/2026 - 02/15/2035	1,181
1,092	7.00%, 11/15/2031 - 11/15/2033	1,273
196	8.00%, 12/15/2029 - 02/15/2031	225
		3,591
	Total U.S. government agencies
	(cost $8,775)	$9,605

U.S. GOVERNMENT SECURITIES - 16.8%
Other Direct Federal Obligations - 2.2%
	Federal Financing Corporation - 1.8%
$3,676	4.40%, 12/06/2013 - 12/27/2013 ►	$3,616
5,000	9.80%, 04/06/2018	7,336
		10,952
	Federal Home Loan Bank - 0.4%
2,225	4.88%, 11/18/2011	2,230

		13,182
U.S. Treasury Securities - 14.6%
	U.S. Treasury Bonds - 4.1%
1,000	3.75%, 08/15/2041	1,105
8,089	4.38%, 11/15/2039 - 05/15/2041	9,907
160	4.75%, 02/15/2041	208
5,000	6.00%, 02/15/2026	6,967
4,775	6.25%, 08/15/2023	6,648
		24,835
	U.S. Treasury Notes - 10.5%
3,600	0.63%, 12/31/2012	3,618
5,400	1.00%, 09/30/2016	5,404
3,700	1.13%, 12/15/2012	3,739
11,600	1.25%, 10/31/2015	11,849
5,400	1.38%, 01/15/2013	5,477
5,000	1.50%, 06/30/2016	5,134
6,500	1.88%, 02/28/2014	6,736
2,370	2.13%, 08/15/2021	2,360
4,315	3.50%, 05/15/2020	4,860
2,000	3.88%, 05/15/2018	2,301
5,000	4.25%, 08/15/2013	5,355
5,200	4.50%, 05/15/2017	6,132
		62,965
		87,800
	Total U.S. government securities
	(cost $92,180)	$100,982

	Total long-term investments
	(cost $546,605)	$588,816

SHORT-TERM INVESTMENTS - 1.5%
Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $562,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $573)
$562	0.11%, 10/31/2011	$562

The accompanying notes are an integral part of these financial statements.

9

The Hartford Advisers Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.5% - (continued)
Repurchase Agreements - 1.5% - (continued)
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $5,364, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$5,471)
$5,364	0.11%, 10/31/2011		$5,364
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $758,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $773)
758	0.11%, 10/31/2011		758
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,612,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $2,664)
2,612	0.11%, 10/31/2011		2,612
			9,296
	Total short-term investments
	(cost $9,296)		$9,296

	Total investments
	(cost $555,901) ▲	99.3%	$598,112
	Other assets and liabilities	0.7%	3,943
	Total net assets	100.0%	$602,055

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 6.8% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $561,718 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$63,744
Unrealized Depreciation	(27,350)
Net Unrealized Appreciation	$36,394

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $7,481, which represents 1.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

The accompanying notes are an integral part of these financial statements.

10

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $11,183, which represents 1.9% of total net assets.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $565.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	2,007	Allstar Co.	$2,043
06/2007	2,225	Buck Holdings L.P.	1,516

At October 31, 2011, the aggregate value of these securities was $7,481, which represents 1.2% of total net assets.

GO		General Obligations
PA		Port Authority
USD		United School District

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Goldman Sachs	Sell	$6,419	$6,536	01/23/2012	$117

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$92	$–	$92	$–
Common Stocks ‡	396,947	368,293	21,173	7,481
Corporate Bonds	72,192	–	70,828	1,364
Municipal Bonds	8,998	–	8,998	–
U.S. Government Agencies	9,605	–	9,605	–
U.S. Government Securities	100,982	3,465	97,517	–
Short-Term Investments	9,296	–	9,296	–
Total	$598,112	$371,758	$217,509	$8,845
Foreign Currency Contracts *	117	–	117	–
Total	$117	$–	$117	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Common Stocks	$5,129	$925	$700	*	$—	$2,043	$(1,316)	$—	$—	$7,481
Corporate Bonds	1,458	—	(40	)†	—	—	(54)	—	—	1,364
Total	$6,587	$925	$660		$—	$2,043	$(1,370)	$—	$—	$8,845

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $700.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(40).

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $555,901)	$598,112
Cash	4
Unrealized appreciation on foreign currency contracts	117
Receivables:
Investment securities sold	3,670
Fund shares sold	228
Dividends and interest	2,334
Other assets	74
Total assets	604,539
Liabilities:
Payables:
Investment securities purchased	565
Fund shares redeemed	1,608
Investment management fees	79
Administrative fees	—
Distribution fees	45
Accrued expenses	187
Total liabilities	2,484
Net assets	$602,055
Summary of Net Assets:
Capital stock and paid-in-capital	$781,008
Accumulated undistributed net investment income	968
Accumulated net realized loss on investments and foreign currency transactions	(222,251)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	42,330
Net assets	$602,055

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.63/$15.48
Shares outstanding	33,369
Net assets	$488,193
Class B: Net asset value per share	$14.51
Shares outstanding	1,953
Net assets	$28,334
Class C: Net asset value per share	$14.64
Shares outstanding	5,373
Net assets	$78,642
Class R3: Net asset value per share	$14.78
Shares outstanding	15
Net assets	$228
Class R4: Net asset value per share	$14.79
Shares outstanding	324
Net assets	$4,788
Class R5: Net asset value per share	$14.81
Shares outstanding	7
Net assets	$107
Class Y: Net asset value per share	$14.82
Shares outstanding	119
Net assets	$1,763

The accompanying notes are an integral part of these financial statements.

13

The Hartford Advisers Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$8,189
Interest	7,871
Less: Foreign tax withheld	(149)
Total investment income	15,911

Expenses:
Investment management fees	4,510
Administrative services fees	7
Transfer agent fees	1,611
Distribution fees
Class A	1,341
Class B	389
Class C	875
Class R3	1
Class R4	12
Custodian fees	9
Accounting services fees	120
Registration and filing fees	103
Board of Directors' fees	13
Audit fees	10
Other expenses	144
Total expenses (before waivers and fees paid indirectly)	9,145
Expense waivers	(245)
Transfer agent fee waivers	(44)
Commission recapture	(7)
Total waivers and fees paid indirectly	(296)
Total expenses, net	8,849
Net Investment Income	7,062
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	48,329
Net realized loss on futures	(283)
Net realized loss on foreign currency contracts	(434)
Net realized gain on other foreign currency transactions	57
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	47,669
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(26,149)
Net unrealized appreciation of foreign currency contracts	111
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(5)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(26,043)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	21,626
Net Increase in Net Assets Resulting from Operations	$28,688

The accompanying notes are an integral part of these financial statements.

14

The Hartford Advisers Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$7,062	$7,710
Net realized gain on investments, other financial instruments and foreign currency transactions	47,669	46,488
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(26,043)	38,868
Net Increase In Net Assets Resulting From Operations	28,688	93,066
Distributions to Shareholders:
From net investment income
Class A	(6,605)	(6,749)
Class B	(132)	(158)
Class C	(445)	(432)
Class R3	(2)	(1)
Class R4	(63)	(16)
Class R5	(2)	(1)
Class Y	(30)	(26)
Total distributions	(7,279)	(7,383)
Capital Share Transactions:
Class A	(83,320)	(92,144)
Class B	(21,467)	(33,272)
Class C	(16,677)	(17,631)
Class R3	73	134
Class R4	3,287	(17)
Class R5	2	91
Class Y	31	(114)
Net decrease from capital share transactions	(118,071)	(142,953)
Proceeds from regulatory settlements	—	57
Net Decrease In Net Assets	(96,662)	(57,213)
Net Assets:
Beginning of period	698,717	755,930
End of period	$602,055	$698,717
Accumulated undistributed (distribution in excess of) net investment income (loss)	$968	$1,114

The accompanying notes are an integral part of these financial statements.

15

The Hartford Advisers Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

16

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

17

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

18

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to

19

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

20

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of October 31, 2011, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$117	$—	$—	$—	$—	$117
Total	$—	$117	$—	$—	$—	$—	$117

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$(283)	$—	$—	$—	$—	$—	$(283)
Net realized loss on foreign currency contracts	—	(434)	—	—	—	—	(434)
Total	$(283)	$(434)	$—	$—	$—	$—	$(717)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$111	$—	$—	$—	$—	$111
Total	$—	$111	$—	$—	$—	$—	$111

21

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

22

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$7,279	$7,383

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$968
Accumulated Capital Losses *	(216,316)
Unrealized Appreciation †	36,395
Total Accumulated Deficit	$(178,953)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$71
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(72)
Capital Stock and Paid-In-Capital	1

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,299
2017	202,017
Total	$216,316

As of October 31, 2011, the Fund utilized $43,932 of prior year capital loss carryforwards.

23

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

24

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.18%
Class B Shares	2.03
Class C Shares	1.90
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.80
Class Y Shares	0.73

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $342 and contingent deferred sales charges of $32 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $38.  These commissions are in turn paid to sales representatives of the broker/dealers.

25

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	6
Class R4	7
Class R5	7
Class Y	7

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$259,621
Sales Proceeds Excluding U.S. Government Obligations	378,759
Cost of Purchases for U.S. Government Obligations	48,703
Sales Proceeds for U.S. Government Obligations	29,957

26

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,977	429	(8,017)	—	(5,611)	2,843	482	(10,158)	—	(6,833)
Amount	$29,425	$6,322	$(119,067)	$—	$(83,320)	$38,670	$6,512	$(137,326)	$—	$(92,144)
Class B
Shares	53	8	(1,519)	—	(1,458)	58	12	(2,541)	—	(2,471)
Amount	$788	$125	$(22,380)	$—	$(21,467)	$782	$153	$(34,207)	$—	$(33,272)
Class C
Shares	164	28	(1,318)	—	(1,126)	248	30	(1,583)	—	(1,305)
Amount	$2,421	$413	$(19,511)	$—	$(16,677)	$3,353	$397	$(21,381)	$—	$(17,631)
Class R3
Shares	6	—	(2)	—	4	10	—	—	—	10
Amount	$100	$2	$(29)	$—	$73	$141	$1	$(8)	$—	$134
Class R4
Shares	256	4	(35)	—	225	24	1	(26)	—	(1)
Amount	$3,765	$63	$(541)	$—	$3,287	$328	$16	$(361)	$—	$(17)
Class R5
Shares	—	—	—	—	—	6	—	—	—	6
Amount	$—	$2	$—	$—	$2	$90	$1	$—	$—	$91
Class Y
Shares	9	2	(9)	—	2	17	2	(28)	—	(9)
Amount	$134	$30	$(133)	$—	$31	$235	$26	$(375)	$—	$(114)
Total
Shares	2,465	471	(10,900)	—	(7,964)	3,206	527	(14,336)	—	(10,603)
Amount	$36,633	$6,957	$(161,661)	$—	$(118,071)	$43,599	$7,106	$(193,658)	$—	$(142,953)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	527	$7,844
For the Year Ended October 31, 2010	1,089	$14,842

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $57, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment

27

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

The Hartford Advisers Fund
Financial Highlights
- Selected Per-Share Data - (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$14.23	$0.18	$–	$0.40	$0.58	$(0.18)	$–	$–	$(0.18)	$0.40	$14.63
B	14.10	0.05	–	0.41	0.46	(0.05)	–	–	(0.05)	0.41	14.51
C	14.24	0.07	–	0.41	0.48	(0.08)	–	–	(0.08)	0.40	14.64
R3	14.38	0.15	–	0.41	0.56	(0.16)	–	–	(0.16)	0.40	14.78
R4	14.39	0.19	–	0.41	0.60	(0.20)	–	–	(0.20)	0.40	14.79
R5	14.40	0.24	–	0.41	0.65	(0.24)	–	–	(0.24)	0.41	14.81
Y	14.41	0.25	–	0.41	0.66	(0.25)	–	–	(0.25)	0.41	14.82

For the Year Ended October 31, 2010
A	12.67	0.17	–	1.55	1.72	(0.16)	–	–	(0.16)	1.56	14.23
B	12.54	0.06	–	1.53	1.59	(0.03)	–	–	(0.03)	1.56	14.10
C	12.67	0.07	–	1.56	1.63	(0.06)	–	–	(0.06)	1.57	14.24
R3	12.81	0.13	–	1.58	1.71	(0.14)	–	–	(0.14)	1.57	14.38
R4	12.81	0.18	–	1.57	1.75	(0.17)	–	–	(0.17)	1.58	14.39
R5	12.82	0.21	–	1.58	1.79	(0.21)	–	–	(0.21)	1.58	14.40
Y	12.83	0.23	–	1.57	1.80	(0.22)	–	–	(0.22)	1.58	14.41

For the Year Ended October 31, 2009 (E)
A	10.80	0.21	–	1.94	2.15	(0.28)	–	–	(0.28)	1.87	12.67
B	10.69	0.12	–	1.92	2.04	(0.19)	–	–	(0.19)	1.85	12.54
C	10.80	0.12	–	1.94	2.06	(0.19)	–	–	(0.19)	1.87	12.67
R3	10.92	0.18	–	1.97	2.15	(0.26)	–	–	(0.26)	1.89	12.81
R4	10.92	0.17	–	2.01	2.18	(0.29)	–	–	(0.29)	1.89	12.81
R5	10.93	0.24	–	1.97	2.21	(0.32)	–	–	(0.32)	1.89	12.82
Y	10.93	0.28	–	1.95	2.23	(0.33)	–	–	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	–	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	(7.72)	10.80
B	18.34	0.15	–	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	(7.65)	10.69
C	18.51	0.16	–	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	(7.71)	10.80
R3	18.70	0.21	–	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	(7.78)	10.92
R4	18.70	0.26	–	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	(7.78)	10.92
R5	18.71	0.31	–	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	(7.78)	10.93
Y	18.71	0.33	–	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	–	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	–	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	–	(0.28)	1.78	18.51
R3(G)	17.24	0.21	–	1.44	1.65	(0.19)	–	–	(0.19)	1.46	18.70
R4(G)	17.24	0.25	–	1.44	1.69	(0.23)	–	–	(0.23)	1.46	18.70
R5(G)	17.24	0.31	–	1.43	1.74	(0.27)	–	–	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	–	(0.48)	1.80	18.71

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

4.10%		$488,193	1.23%		1.18%		1.18%		1.20%		43%
3.24		28,334	2.15		2.03		2.03		0.34		–
3.33		78,642	1.90		1.90		1.90		0.47		–
3.87		228	1.52		1.40		1.40		0.98		–
4.18		4,788	1.14		1.10		1.10		1.29		–
4.52		107	0.85		0.80		0.80		1.58		–
4.60		1,763	0.74		0.74		0.74		1.64		–

13.64		554,735	1.23		1.18		1.18		1.21		62
12.72		48,096	2.13		2.03		2.03		0.38		–
12.89		92,526	1.90		1.90		1.90		0.49		–
13.38		153	1.55		1.42		1.42		0.91		–
13.72		1,420	1.13		1.12		1.12		1.28		–
14.06		102	0.85		0.81		0.81		1.51		–
14.14		1,685	0.73		0.73		0.73		1.66		–

20.47		580,354	1.32		1.15		1.15		1.90		73
19.42		73,778	2.25		2.04		2.04		1.06		–
19.46		98,891	1.98		1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.32		1.65		–
20.47		1,275	1.13		1.13		1.13		1.61		–
20.83		9	0.85		0.83		0.83		2.18		–
20.98		1,610	0.76		0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.43		1.49		–
(33.16)		113	1.11		1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		0.70		2.22		–

13.23	(F)	1,088,361	1.15		1.10		1.10		1.67		84
12.32	(F)	248,020	1.96		1.91		1.91		0.85		–
12.44	(F)	206,799	1.83		1.78		1.78		0.98		–
9.62	(H)	11	1.45	(I)	1.40	(I)	1.40	(I)	1.38	(I)	–
9.88	(H)	53	1.11	(I)	1.06	(I)	1.06	(I)	1.68	(I)	–
10.17	(H)	11	0.85	(I)	0.80	(I)	0.80	(I)	1.98	(I)	–
13.73	(F)	19,948	0.69		0.64		0.64		2.13		–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Advisers Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Advisers Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

32

The Hartford Advisers Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Advisers Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

34

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Advisers Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	12.61%
Other Direct Federal Obligations*	5.59%
Other Securities	81.80%
Total	100.00%

DRD†	95.00%
QDI‡	100.00%
QII§	50.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

36

The Hartford Advisers Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$941.50	$5.78	$1,000.00	$1,019.26	$6.01	1.18%	184	365
Class B	$1,000.00	$937.50	$9.89	$1,000.00	$1,015.00	$10.28	2.02	184	365
Class C	$1,000.00	$937.90	$9.29	$1,000.00	$1,015.61	$9.67	1.90	184	365
Class R3	$1,000.00	$940.10	$6.85	$1,000.00	$1,018.14	$7.12	1.40	184	365
Class R4	$1,000.00	$941.30	$5.38	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R5	$1,000.00	$943.40	$3.92	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$943.80	$3.59	$1,000.00	$1,021.51	$3.73	0.73	184	365

37

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Advisers Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

39

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

40

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-AD11 12/11 108450 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Balanced Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/28/04 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Balanced Allocation A#	3.39%	2.53%	4.70%
Balanced Allocation A##	-2.29%	1.38%	3.90%
Balanced Allocation B#	2.64%	1.73%	3.90%
Balanced Allocation B##	-2.36%	1.38%	3.90%
Balanced Allocation C#	2.72%	1.77%	3.93%
Balanced Allocation C##	1.72%	1.77%	3.93%
Balanced Allocation I#	3.81%	2.86%	4.92%
Balanced Allocation R3#	3.12%	2.16%	4.44%
Balanced Allocation R4#	3.46%	2.52%	4.69%
Balanced Allocation R5#	3.67%	2.79%	4.88%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.78%
S&P 500 Index	8.07%	0.25%	3.60%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Balanced Allocation Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Balanced Allocation Fund returned 3.39%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.63%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the twelve-month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock / bond mix is relatively fixed at 60% balanced, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, driven by TIPS outperformance. Riskier credit sectors targeted by the Fund such as Bank Loans and Emerging Market debt underperformed the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds performed in-line. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing intermediate bond exposure, while decreasing high yield exposure. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

The third performance driver, underlying fund performance, had a negative impact for the period.

3

The Hartford Balanced Allocation Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to Bank Loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.3%
The Hartford Alternative Strategies Fund, Class Y	9.8
The Hartford Capital Appreciation Fund, Class Y	4.6
The Hartford Capital Appreciation II Fund, Class Y	1.7
The Hartford Corporate Opportunities Fund, Class Y	5.9
The Hartford Disciplined Equity Fund, Class Y	1.8
The Hartford Dividend and Growth Fund, Class Y	1.8
The Hartford Equity Income Fund, Class Y	2.9
The Hartford Floating Rate Fund, Class Y	0.7
The Hartford Fundamental Growth Fund, Class Y	1.2
The Hartford Global Growth Fund, Class Y	1.5
The Hartford Global Research Fund, Class Y	1.7
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	1.4
The Hartford High Yield Fund, Class Y	0.7
The Hartford Inflation Plus Fund, Class Y	8.3
The Hartford International Opportunities Fund, Class Y	1.7
The Hartford International Small Company Fund, Class Y	1.6
The Hartford International Value Fund, Class Y	4.0
The Hartford MidCap Fund, Class Y	1.5
The Hartford MidCap Value Fund, Class Y	1.8
The Hartford Short Duration Fund, Class Y	11.1
The Hartford Small Company Fund, Class Y	1.5
The Hartford Small/Mid Cap Equity Fund, Class Y	2.2
The Hartford SmallCap Growth Fund, Class Y	2.3
The Hartford Strategic Income Fund, Class Y	0.7
The Hartford Total Return Bond Fund, Class Y	9.6
The Hartford Value Fund, Class Y	12.4
The Hartford Value Opportunities Fund, Class Y	1.4
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Balanced Allocation Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.7%
EQUITY FUNDS - 60.7%
7,395	The Hartford Alternative Strategies Fund, Class Y●		$81,045
1,140	The Hartford Capital Appreciation Fund, Class Y●		37,927
1,088	The Hartford Capital Appreciation II Fund, Class Y●		14,333
1,151	The Hartford Disciplined Equity Fund, Class Y		15,197
806	The Hartford Dividend and Growth Fund, Class Y		15,217
1,867	The Hartford Equity Income Fund, Class Y		24,295
847	The Hartford Fundamental Growth Fund, Class Y●		9,557
852	The Hartford Global Growth Fund, Class Y●		12,723
1,466	The Hartford Global Research Fund, Class Y		13,665
888	The Hartford Growth Fund, Class Y●		15,828
417	The Hartford Growth Opportunities Fund, Class Y●		11,391
1,011	The Hartford International Opportunities Fund, Class Y		14,356
1,095	The Hartford International Small Company Fund, Class Y		13,392
2,953	The Hartford International Value Fund, Class Y		33,489
556	The Hartford MidCap Fund, Class Y●		12,624
1,300	The Hartford MidCap Value Fund, Class Y		14,702
600	The Hartford Small Company Fund, Class Y●		12,610
1,715	The Hartford Small/Mid Cap Equity Fund, Class Y		17,769
587	The Hartford SmallCap Growth Fund, Class Y●		19,069
9,450	The Hartford Value Fund, Class Y		103,099
859	The Hartford Value Opportunities Fund, Class Y		11,208
			503,496
	Total equity funds
	(cost $463,105)		$503,496

FIXED INCOME FUNDS - 37.0%
4,904	The Hartford Corporate Opportunities Fund, Class Y		$49,237
631	The Hartford Floating Rate Fund, Class Y		5,447
809	The Hartford High Yield Fund, Class Y		5,817
5,554	The Hartford Inflation Plus Fund, Class Y		69,094
9,424	The Hartford Short Duration Fund, Class Y		92,358
586	The Hartford Strategic Income Fund, Class Y		5,392
7,270	The Hartford Total Return Bond Fund, Class Y		79,317
			306,662
	Total fixed income funds
	(cost $294,087)		$306,662

	Total investments in affiliated investment companies
	(cost $757,192)		$810,158

EXCHANGE TRADED FUNDS - 2.3%
703	Powershares DB Commodity Index Tracking Fund ●		$19,461

	Total exchange traded funds
	(cost $15,114)		$19,461

	Total long-term investments
	(cost $772,306)		$829,619

	Total investments
	(cost $772,306) ▲	100.0%	$829,619
	Other assets and liabilities	–%	29
	Total net assets	100.0%	$829,648

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $779,912 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$65,898
Unrealized Depreciation	(16,191)
Net Unrealized Appreciation	$49,707

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$810,158	$810,158	$–	$–
Exchange Traded Funds	19,461	19,461	–	–
Total	$829,619	$829,619	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $15,114)	$19,461
Investments in underlying affiliated funds, at market value (cost $757,192)	810,158
Receivables:
Investment securities sold	735
Fund shares sold	891
Dividends and interest	616
Other assets	67
Total assets	831,928
Liabilities:
Payables:
Investment securities purchased	336
Fund shares redeemed	1,718
Investment management fees	21
Administrative fees	3
Distribution fees	76
Accrued expenses	126
Total liabilities	2,280
Net assets	$829,648
Summary of Net Assets:
Capital stock and paid-in-capital	$853,713
Accumulated undistributed net investment income	1,412
Accumulated net realized loss on investments	(82,790)
Unrealized appreciation of investments	57,313
Net assets	$829,648

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.21/$11.86
Shares outstanding	44,764
Net assets	$501,962
Class B: Net asset value per share	$11.19
Shares outstanding	7,043
Net assets	$78,784
Class C: Net asset value per share	$11.18
Shares outstanding	14,946
Net assets	$167,049
Class I: Net asset value per share	$11.21
Shares outstanding	476
Net assets	$5,333
Class R3: Net asset value per share	$11.14
Shares outstanding	2,615
Net assets	$29,124
Class R4: Net asset value per share	$11.21
Shares outstanding	3,229
Net assets	$36,188
Class R5: Net asset value per share	$11.21
Shares outstanding	1,000
Net assets	$11,208

The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$1,444
Dividends from underlying affiliated funds	15,767
Total investment income	17,211

Expenses:
Investment management fees	1,118
Administrative services fees	107
Transfer agent fees	942
Distribution fees
Class A	1,326
Class B	885
Class C	1,762
Class R3	121
Class R4	75
Custodian fees	1
Accounting services fees	104
Registration and filing fees	140
Board of Directors' fees	17
Audit fees	12
Other expenses	111
Total expenses	6,721
Net Investment Income	10,490
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	3,600
Net realized gain on investments in underlying affiliated funds	13,217
Net realized loss on investments in securities	(419)
Net Realized Gain on Investments	16,398
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	446
Net Changes in Unrealized Appreciation of Investments	446
Net Gain on Investments	16,844
Net Increase in Net Assets Resulting from Operations	$27,334

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$10,490	$10,002
Net realized gain (loss) on investments	16,398	(23,784)
Net unrealized appreciation of investments	446	119,850
Net Increase In Net Assets Resulting From Operations	27,334	106,068
Distributions to Shareholders:
From net investment income
Class A	(9,073)	(7,390)
Class B	(812)	(627)
Class C	(1,724)	(1,288)
Class I	(97)	(47)
Class R3	(332)	(99)
Class R4	(442)	(222)
Class R5	(274)	(250)
Total distributions	(12,754)	(9,923)
Capital Share Transactions:
Class A	(26,722)	(23,571)
Class B	(14,988)	(14,404)
Class C	(11,713)	(14,085)
Class I	1,633	1,276
Class R3	10,672	15,738
Class R4	16,873	4,257
Class R5	(2,971)	(901)
Net decrease from capital share transactions	(27,216)	(31,690)
Net Increase (Decrease) In Net Assets	(12,636)	64,455
Net Assets:
Beginning of period	842,284	777,829
End of period	$829,648	$842,284
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,412	$1,635

The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net

12

investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$12,754	$9,923

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,412
Accumulated Capital Losses *	(75,184)
Unrealized Appreciation †	49,707
Total Accumulated Deficit	$(24,065)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$2,041
Accumulated Net Realized Gain (Loss) on Investments	(2,041)

e)	Capital Loss Carryforward – As of October 31, 2011 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$52,812
2018	22,372
Total	$75,184

As of October 31, 2011, the Fund utilized $17,915 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective on November 1, 2011, HIFSCO is paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $2,411 and contingent deferred sales charges of $149 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $59.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$314,242
Sales Proceeds Excluding U.S. Government Obligations	337,894

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,321	779	(11,436)	—	(2,336)	9,018	692	(11,997)	—	(2,287)
Amount	$94,922	$8,823	$(130,467)	$—	$(26,722)	$93,621	$7,170	$(124,362)	$—	$(23,571)
Class B
Shares	299	67	(1,682)	—	(1,316)	322	58	(1,770)	—	(1,390)
Amount	$3,392	$762	$(19,142)	$—	$(14,988)	$3,321	$598	$(18,323)	$—	$(14,404)
Class C
Shares	2,431	141	(3,607)	—	(1,035)	2,997	112	(4,487)	—	(1,378)
Amount	$27,720	$1,590	$(41,023)	$—	$(11,713)	$31,055	$1,152	$(46,292)	$—	$(14,085)
Class I
Shares	286	8	(152)	—	142	233	4	(116)	—	121
Amount	$3,268	$89	$(1,724)	$—	$1,633	$2,434	$40	$(1,198)	$—	$1,276
Class R3
Shares	1,664	29	(742)	—	951	1,909	9	(396)	—	1,522
Amount	$18,820	$326	$(8,474)	$—	$10,672	$19,733	$94	$(4,089)	$—	$15,738
Class R4
Shares	2,483	39	(1,076)	—	1,446	645	21	(265)	—	401
Amount	$28,757	$441	$(12,325)	$—	$16,873	$6,759	$222	$(2,724)	$—	$4,257
Class R5
Shares	228	24	(510)	—	(258)	355	24	(460)	—	(81)
Amount	$2,597	$274	$(5,842)	$—	$(2,971)	$3,666	$250	$(4,817)	$—	$(901)
Total
Shares	15,712	1,087	(19,205)	—	(2,406)	15,479	920	(19,491)	—	(3,092)
Amount	$179,476	$12,305	$(218,997)	$—	$(27,216)	$160,589	$9,526	$(201,805)	$—	$(31,690)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	130	$1,488
For the Year Ended October 31, 2010	178	$1,868

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$11.03	$0.17	$–	$0.21	$0.38	$(0.20)	$–	$–	$(0.20)	$0.18	$11.21
B	11.00	0.07	–	0.22	0.29	(0.10)	–	–	(0.10)	0.19	11.19
C	10.99	0.08	–	0.22	0.30	(0.11)	–	–	(0.11)	0.19	11.18
I	11.02	0.19	–	0.23	0.42	(0.23)	–	–	(0.23)	0.19	11.21
R3	10.96	0.13	–	0.21	0.34	(0.16)	–	–	(0.16)	0.18	11.14
R4	11.02	0.17	–	0.21	0.38	(0.19)	–	–	(0.19)	0.19	11.21
R5	11.03	0.19	–	0.22	0.41	(0.23)	–	–	(0.23)	0.18	11.21

For the Year Ended October 31, 2010
A	9.79	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.03
B	9.76	0.07	–	1.24	1.31	(0.07)	–	–	(0.07)	1.24	11.00
C	9.75	0.08	–	1.24	1.32	(0.08)	–	–	(0.08)	1.24	10.99
I	9.78	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.02
R3	9.74	0.13	–	1.23	1.36	(0.14)	–	–	(0.14)	1.22	10.96
R4	9.78	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.02
R5	9.79	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.79
B	8.45	0.12	–	1.30	1.42	(0.11)	–	–	(0.11)	1.31	9.76
C	8.45	0.12	–	1.30	1.42	(0.12)	–	–	(0.12)	1.30	9.75
I	8.47	0.24	–	1.28	1.52	(0.21)	–	–	(0.21)	1.31	9.78
R3	8.44	0.15	–	1.30	1.45	(0.15)	–	–	(0.15)	1.30	9.74
R4	8.47	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.78
R5	8.48	0.21	–	1.31	1.52	(0.21)	–	–	(0.21)	1.31	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	–	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	(4.62)	8.48
B	13.06	0.16	–	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	(4.61)	8.45
C	13.06	0.17	–	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	(4.61)	8.45
I	13.09	0.33	–	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	(4.62)	8.47
R3	13.08	0.26	–	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	(4.64)	8.44
R4	13.10	0.38	–	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	(4.63)	8.47
R5	13.10	0.41	–	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	(4.62)	8.48

For the Year Ended October 31, 2007
A	12.01	0.27	–	1.45	1.72	(0.36)	(0.27)	–	(0.63)	1.09	13.10
B	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
C	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
I	12.00	0.26	–	1.50	1.76	(0.40)	(0.27)	–	(0.67)	1.09	13.09
R3(E)	11.89	0.08	–	1.25	1.33	(0.14)	–	–	(0.14)	1.19	13.08
R4(E)	11.89	0.14	–	1.23	1.37	(0.16)	–	–	(0.16)	1.21	13.10
R5(E)	11.89	0.14	–	1.25	1.39	(0.18)	–	–	(0.18)	1.21	13.10

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

3.39%		$501,962	0.54%		0.54%		0.54%		1.45%		36%
2.64		78,784	1.33		1.33		1.33		0.66		–
2.72		167,049	1.28		1.28		1.28		0.71		–
3.81		5,333	0.24		0.24		0.24		1.72		–
3.12		29,124	0.88		0.88		0.88		1.06		–
3.46		36,188	0.57		0.57		0.57		1.33		–
3.67		11,208	0.27		0.27		0.27		1.73		–

14.33		519,328	0.54		0.54		0.54		1.48		25
13.44		91,904	1.35		1.35		1.35		0.68		–
13.55		175,611	1.29		1.29		1.29		0.74		–
14.65		3,685	0.28		0.28		0.28		1.73		–
14.02		18,235	0.88		0.88		0.88		1.06		–
14.32		19,647	0.58		0.58		0.58		1.45		–
14.64		13,874	0.28		0.28		0.28		1.76		–

18.01		483,316	0.58		0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.38		1.41		–
17.07		169,306	1.34		1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		0.29		1.54		–

14.95		608,443	0.54		0.54		0.54		2.09		34
14.03		135,541	1.36		1.33		1.33		1.34		–
14.07		225,155	1.29		1.29		1.29		1.35		–
15.35		927	0.22		0.22		0.22		1.88		–
11.29	(F)	115	0.93	(G)	0.93	(G)	0.93	(G)	0.94	(G)	–
11.61	(F)	2,679	0.66	(G)	0.66	(G)	0.66	(G)	1.23	(G)	–
11.79	(F)	725	0.36	(G)	0.36	(G)	0.36	(G)	1.54	(G)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

20

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Balanced Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	23.45%
Other Direct Federal Obligations*	0.10%
Other Securities	76.45%
Total	100.00%

DRD†	30.00%
QDI‡	30.00%
QII§	80.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$934.90	$2.64	$1,000.00	$1,022.48	$2.76	0.54%	184	365
Class B	$1,000.00	$931.60	$6.51	$1,000.00	$1,018.47	$6.80	1.34	184	365
Class C	$1,000.00	$932.00	$6.22	$1,000.00	$1,018.76	$6.50	1.28	184	365
Class I	$1,000.00	$937.20	$1.16	$1,000.00	$1,024.01	$1.21	0.24	184	365
Class R3	$1,000.00	$934.00	$4.29	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R4	$1,000.00	$935.60	$2.80	$1,000.00	$1,022.31	$2.93	0.57	184	365
Class R5	$1,000.00	$936.20	$1.34	$1,000.00	$1,023.83	$1.40	0.27	184	365

25

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranrted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO was proposing to add additional breakpoints to the Fund’s contractual management fee schedule that would result in management fee reductions at certain asset levels.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time, and noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-BA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Balanced Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview 7/31/06 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Balanced Income A#	7.78%	4.97%	5.66%
Balanced Income A##	1.85%	3.79%	4.52%
Balanced Income B#	6.96%	4.18%	4.86%
Balanced Income B##	1.96%	3.84%	4.71%
Balanced Income C#	7.05%	4.19%	4.87%
Balanced Income C##	6.05%	4.19%	4.87%
Balanced Income I#	8.11%	5.06%	5.74%
Balanced Income R3#	7.45%	5.14%	5.84%
Balanced Income R4#	7.82%	5.24%	5.93%
Balanced Income R5#	8.13%	5.33%	6.02%
Balanced Income Y#	8.23%	5.34%	6.02%
Balanced Income Fund Blended Index	6.37%	3.36%	4.23%
Barclays Capital Corporate Index	6.14%	6.90%	7.33%
Russell 1000 Value Index	6.16%	-2.05%	-0.66%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Capital Corporate Index (44%), Barclays Capital U.S. High-Yield Index (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Hartford Balanced Income Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Balanced Income Fund returned 7.78%, before sales charges, for the twelve-month period ended October 31, 2011, outperforming its custom benchmark (45% Russell 1000 Value Index, 44% Barclays Capital Corporate Index, 5.5% Barclays Capital High Yield 2% Issuer Capped Index, and 5.5% JP Morgan EMBI Plus Index) which returned 6.37%. The Russell 1000 Value Index and Barclays Capital Corporate Index returned 6.16% and 6.14%, respectively for the same period. The Fund also outperformed the 3.63% return of the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that hold between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?
U.S. equities moved higher in the period despite a high degree of overall market volatility. Stocks were buffeted by a range of forces during the year including unrest in North Africa and the Middle East, the devastating earthquake and tsunami in Japan, European sovereign debt concerns and broad fears of a global economic slowdown. With this market environment, corporate earnings remained strong and monetary policy was accommodative. In part because of these factors, along with signs of progress in Europe, markets ended the period on a positive note with a rally in October.

Nine of the ten sectors within the Russell 1000 Value Index posted positive returns. Energy (+23%), Utilities (+15%), and Health Care (+12%) gained the most while Financials (-6%) was the one sector to decline during the period.

Within fixed income markets, corporate bonds, high yield bonds, and emerging markets bonds posted positive total returns of 6.14%, 5.18%, and 3.96%, as measured by the Barclays Capital Corporate Index, Barclays Capital High Yield (2% issuer cap), and JP Morgan Emerging Markets Bond Index Plus, respectively.

The equity component of the Fund outperformed its benchmark due to both strong stock selection and sector allocation. Positive selection in Financials, Information Technology, Consumer Discretionary, and Energy more than offset weaker selection in Health Care, Industrials, and Utilities on a relative basis. Sector allocation, a fall-out of our bottom-up stock selection process (i.e. stock by stock fundamental research), contributed positively to relative performance, in part due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Staples.

Among the top contributors to benchmark-relative returns in the equity portion of the Fund were Bank of America (Financials), Marsh & McLennan (Financials) and Citigroup (Financials). Not owning Bank of America was beneficial as the stock declined amid negative headlines regarding litigation uncertainty related to its ownership of Countrywide Financial. Shares of Marsh & McLennan, a U.S.-based global brokerage company providing advice and solutions in risk, strategy, and human capital, gained on expectations of a firming pricing environment. Shares of Citigroup fell during the period as weakness continued in the securities/banking sector and the company reduced estimates on account of higher expenses. Not holding the stock contributed positively to relative performance. Stocks that contributed most to absolute returns (i.e. total return) included Chevron (Energy) and Home Depot (Consumer Discretionary).

Among the top detractors from relative returns (i.e. performance of the Fund as measured against the benchmark) in the equity sleeve were Cisco Systems (Information Technology), Credit Suisse (Financials), and HSBC (Financials). Cisco Systems was added to the Russell 1000 Value Index in June 2011 as part of its annual reconstitution. Not owning shares of Cisco Systems, a networking equipment provider, detracted from relative results as the company’s shares rose subsequent to their index addition after Cisco Systems reported that it was cutting 11,500 jobs in an effort to slash costs and increase revenue growth. Shares of Credit Suisse fell sharply on concerns over the potential impact of European sovereign debt issues. The position was eliminated in the latter part of the period. HSBC, a global banking and financial services organization, saw its shares fall during the period on concerns over the potential impact of a global economic slowdown. Top detractors from absolute performance included BlackRock (Financials) and Schneider Electric (Industrials).

The Hartford Balanced Income Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

The Fund’s fixed income component underperformed its benchmark for the period. Industry sector allocations to, and security selection within, high yield and investment-grade corporate bonds were the primary drivers of the underperformance. Within the investment-grade credit sector, an overweight to and security selection within the Banking and Communications sectors detracted from relative results, while an allocation to the non-corporate sector partially offset this underperformance. Within the High Yield sector, positive results from security selection within the Technology sector was more than offset by negative results from security selection within Financial Services. Security selection within the Emerging Markets Debt sector contributed positively to relative results. In particular, security selection in Venezuela, Turkey and Russia was additive. An allocation to the Commercial Mortgage Backed Security sector and an underweight to investment-grade corporate bonds were modestly additive to performance, while our duration and yield curve positioning and our non-dollar exposure modestly detracted from relative performance.

Asset allocation between equities and fixed income contributed positively to relative results during the period due to an overweight to equities.

What is the outlook?
We continue to expect weaker than normal trend growth in the developed markets. We believe that economic data in the second and third quarters point to a slowing of economic activity beyond that caused by the earthquake in Japan. However, the extent of negative news, combined with the confidence crisis created by the market downturn and continuing debt issues in Europe and the U.S., have raised the probability of a recession. Our incrementally more bearish view is in part a matter of math – lower trend growth levels make it easier to slip back into recession – but it also reflects the structural headwinds facing the global economy.

The primary offset to developed market woes remains strong expansion in emerging markets, although tightening measures are moderating growth somewhat. In contrast to developed markets, balance sheets generally are strong in emerging markets and demand growth remains robust. The path of growth in China is a key factor – for global growth, inflation, exchange rates, and especially commodity prices. The Chinese government’s recent efforts to stem inflation are prudent in our view, reflecting an ongoing commitment to sustain manageable levels of growth. Despite a range of tightening measures, economic policies still appear supportive of continued robust economic growth.

We remain constructive on investment grade corporates in the longer term given strong credit fundamentals, positive technicals, and attractive valuations, but are cautious near-term due to the deteriorating macroeconomic environment. We also expect slower economic growth for the remainder of 2011 and fiscal year 2012 due to continued high unemployment, weak consumer confidence, and reduced fiscal stimulus. Capital expenditures have lagged profit growth, implying an additional impediment to economic growth. Headwinds include economic and regulatory uncertainty in the U.S., Europe, and other developed countries. Global economic data appears to be trending toward slower growth. We will be monitoring for signs of slowdown in Asia, specifically China.

On many fronts, we believe the High Yield market is on very solid footing. The trailing 12-month par-weighted default rate for U.S. High Yield is well below the long-term annual default rate average. In addition, High Yield companies have also meaningfully improved their balance sheets and liquidity positions since the credit crisis of 2008. Furthermore, much of the new issuance in the High Yield market over the last two years was done to refinance existing High Yield debt, rather than for “equity-friendly activities”, such as share-repurchases or leveraged buy-outs.

The same tensions that have been present in the market all year – favorable economic fundamentals in emerging markets versus a fragile global backdrop – appear to remain firmly in place. Despite challenges in global markets, we continue to believe that the macroeconomic trends in emerging markets are quite positive – growth, reserves, fiscal balances, and debt burdens are all still at relatively healthy levels – and we find those fundamental trends particularly attractive in light of the favorable valuations that many emerging market countries and sectors offer. Still, our risk stance reflects our attempt to balance emerging market strength versus developed market weakness, and we are unwilling to be aggressive risk takers. We prefer to focus the core of our portfolio on those countries that are best positioned to weather a period of slow global growth, and tactically take positions in countries and instruments where market volatility pushes valuations to a level that does not reflect the underlying fundamental strength of the issuer.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a bias towards equities relative to its benchmark.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Equity Securities
Banks (Financials)	2.8%
Capital Goods (Industrials)	4.3
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	1.0
Diversified Financials (Financials)	1.6
Energy (Energy)	5.7
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	5.2
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	3.2
Materials (Materials)	1.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.3
Real Estate (Financials)	0.0
Retailing (Consumer Discretionary)	1.9
Semiconductors & Semiconductor Equipment (Information Technology)	3.6
Software & Services (Information Technology)	0.2
Telecommunication Services (Services)	2.0
Utilities (Utilities)	3.1
Total	44.9%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.1
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0
Air Transportation (Transportation)	0.0
Arts, Entertainment and Recreation (Services)	3.6
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.8
Chemical Manufacturing (Basic Materials)	0.6
Computer and Electronic Product Manufacturing (Technology)	1.2
Construction (Consumer Cyclical)	0.0
Fabricated Metal Product Manufacturing (Basic Materials)	0.1
Finance and Insurance (Finance)	16.8
Food Manufacturing (Consumer Staples)	1.1
Food Services (Consumer Cyclical)	0.3
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	2.3
Information (Technology)	4.0
Machinery Manufacturing (Capital Goods)	0.3
Mining (Basic Materials)	0.8
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.3
Motor Vehicle and Parts Manufacturing (Consumer Cyclical)	0.6
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.0
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.0
Petroleum and Coal Products Manufacturing (Energy)	3.1
Pipeline Transportation (Utilities)	0.9
Plastics and Rubber Products Manufacturing (Basic Materials)	0.0
Primary Metal Manufacturing (Basic Materials)	0.3
Printing and Related Support Activities (Services)	0.1
Professional, Scientific and Technical Services (Services)	0.4
Public Administration (Services)	0.1
Rail Transportation (Transportation)	0.1
Real Estate, Rental and Leasing (Finance)	0.9
Retail Trade (Consumer Cyclical)	1.0
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.1
Transportation (Transportation)	0.2
Transportation Equipment Manufacturing (Transportation)	0.2
Utilities (Utilities)	3.7
Water Transportation (Transportation)	0.0
Wholesale Trade (Consumer Cyclical)	0.1
Total	45.7%
Foreign Government Obligations	4.5%
U.S. Government Securities	0.6
Short-Term Investments	5.0
Other Assets and Liabilities	(0.7)
Total	100.0%

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Equity Securities
Common Stocks	44.8%
Preferred Stocks	0.1
Total	44.9%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.3%
Corporate Bonds	44.8
Foreign Government Obligations	4.5
Municipal Bonds	0.6
Senior Floating Rate Interests	0.0
U.S. Government Securities	0.6
Total	50.8%
Short-Term Investments	5.0%
Other Assets and Liabilities	(0.7)
Total	100.0%

The Hartford Balanced Income Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.3%
Aa / AA	3.3
A	16.6
Baa / BBB	21.8
Ba / BB	4.3
B	3.1
Caa / CCC or Lower	0.6
Unrated	0.2
U.S. Government Securities	0.6
Non Debt Securities and Other Short-Term Instruments	49.9
Other Assets & Liabilities	(0.7)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 44.8%
	Banks - 2.8%
123	M&T Bank Corp.	$9,360
106	National Bank of Canada	7,561
		16,921
	Capital Goods - 4.3%
59	3M Co.	4,636
94	Eaton Corp.	4,214
15	Emerson Electric Co.	699
319	General Electric Co.	5,327
105	Illinois Tool Works, Inc.	5,095
27	Lockheed Martin Corp.	2,030
25	Schneider Electric S.A.	1,464
45	Stanley Black & Decker, Inc.	2,889
		26,354
	Commercial & Professional Services - 0.8%
45	Republic Services, Inc.	1,281
113	Waste Management, Inc.	3,726
		5,007
	Consumer Durables & Apparel - 0.5%
112	Mattel, Inc.	3,175

	Consumer Services - 1.0%
69	McDonald's Corp.	6,371

	Diversified Financials - 1.5%
38	BlackRock, Inc.	5,936
94	JP Morgan Chase & Co.	3,278
		9,214
	Energy - 5.7%
114	Chevron Corp.	12,020
100	ConocoPhillips Holding Co.	6,995
66	Exxon Mobil Corp.	5,118
294	Royal Dutch Shell plc B Shares	10,551
		34,684
	Food & Staples Retailing - 0.7%
152	Sysco Corp.	4,212

	Food, Beverage & Tobacco - 5.2%
117	Altria Group, Inc.	3,236
53	General Mills, Inc.	2,033
44	H.J. Heinz Co.	2,350
84	Imperial Tobacco Group plc	3,076
163	Kraft Foods, Inc.	5,721
59	PepsiCo, Inc.	3,739
98	Philip Morris International, Inc.	6,863
134	Unilever N.V. NY Shares ADR	4,619
		31,637
	Household & Personal Products - 1.6%
72	Kimberly-Clark Corp.	5,049
52	Procter & Gamble Co.	3,336
25	Reckitt Benckiser Group plc	1,296
		9,681
	Insurance - 3.2%
66	Chubb Corp.	4,431
360	Marsh & McLennan Cos., Inc.	11,020
42	Swiss Re Ltd.	2,277
32	Travelers Cos., Inc.	1,883
		19,611
	Materials - 1.4%
22	Dow Chemical Co.	602
73	E.I. DuPont de Nemours & Co.	3,497
79	Nucor Corp.	2,987
36	Packaging Corp. of America	937
8	PPG Industries, Inc.	651
		8,674
	Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
88	AstraZeneca plc ADR	4,194
156	Johnson & Johnson	10,075
287	Merck & Co., Inc.	9,896
429	Pfizer, Inc.	8,265
		32,430
	Real Estate - 0.0%
8	Plum Creek Timber Co., Inc.	294

	Retailing - 1.9%
30	Genuine Parts Co.	1,715
271	Home Depot, Inc.	9,712
		11,427
	Semiconductors & Semiconductor Equipment - 3.6%
172	Analog Devices, Inc.	6,290
296	Intel Corp.	7,267
99	Linear Technology Corp.	3,200
211	Maxim Integrated Products, Inc.	5,507
		22,264
	Software & Services - 0.2%
46	Microsoft Corp.	1,225

	Telecommunication Services - 2.0%
271	AT&T, Inc.	7,934
154	Vodafone Group plc ADR	4,290
		12,224
	Utilities - 3.1%
50	American Electric Power Co., Inc.	1,973
123	Companhia Energetica de Minas Gerais ADR	2,088
30	Dominion Resources, Inc.	1,564
47	NextEra Energy, Inc.	2,642
62	Northeast Utilities	2,142
35	PG&E Corp.	1,520
32	PPL Corp.	928
96	UGI Corp.	2,753
139	Xcel Energy, Inc.	3,600
		19,210
	Total common stocks
	(cost $254,555)	$274,615

PREFERRED STOCKS - 0.1%
	Diversified Financials - 0.1%
8	Citigroup Capital XIII	$202
20	GMAC Capital Trust I ۞	427
		629
	Total preferred stocks
	(cost $725)	$629

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.3%
	Finance and Insurance - 0.3%
	Bear Stearns Commercial Mortgage Securities, Inc.
$455	5.20%, 12/11/2038	$490
550	5.54%, 09/11/2041 - 10/12/2041	608
	Commercial Mortgage Pass-Through Certificates
100	5.94%, 06/10/2046 Δ	110
	JP Morgan Chase Commercial Mortgage Securities Corp.
275	5.47%, 04/15/2043 Δ	307
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	110
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	111
		1,736

	Total asset & commercial mortgage backed securities
	(cost $1,608)	$1,736

CORPORATE BONDS - 44.8%
	Accommodation and Food Services - 0.1%
	Harrah's Operating Co., Inc.
$180	11.25%, 06/01/2017	$193
	MGM Mirage, Inc.
25	9.00%, 03/15/2020	28
155	11.13%, 11/15/2017	176
	Wynn Las Vegas LLC
35	7.75%, 08/15/2020	38
		435
	Administrative Waste Management and Remediation - 0.1%
	Iron Mountain, Inc.
75	7.75%, 10/01/2019	78
	Republic Services, Inc.
595	3.80%, 05/15/2018	622
		700
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■	26
	Weyerhaeuser Co.
110	7.38%, 03/15/2032	110
		136
	Air Transportation - 0.0%
	Continental Airlines, Inc.
19	5.98%, 04/19/2022	19
39	6.90%, 04/19/2022	37
		56
	Arts, Entertainment and Recreation - 3.6%
	AMC Entertainment, Inc.
190	8.00%, 03/01/2014	188
31	9.75%, 12/01/2020	30
	Audatex North America, Inc.
245	6.75%, 06/15/2018 ■	249
	Bresnan Broadband Holdings LLC
150	8.00%, 12/15/2018 ■	155
	BSKYB Finance UK plc
350	6.50%, 10/15/2035 ■	402
	CBS Corp.
150	5.50%, 05/15/2033	156
805	8.20%, 05/15/2014	925
325	8.88%, 05/15/2019	420
	CCO Holdings LLC
45	6.50%, 04/30/2021	45
539	7.25%, 10/30/2017	563
55	7.88%, 04/30/2018	59
5	8.13%, 04/30/2020	5
	Clear Channel Worldwide Holdings, Inc.
50	9.25%, 12/15/2017	54
	Comcast Corp.
400	5.70%, 05/15/2018	461
250	6.40%, 05/15/2038	298
80	6.45%, 03/15/2037	95
510	7.05%, 03/15/2033	637
120	8.38%, 03/15/2013	132
	DirecTV Holdings LLC
200	3.55%, 03/15/2015	210
305	4.60%, 02/15/2021	324
425	4.75%, 10/01/2014	461
325	5.00%, 03/01/2021	356
146	5.20%, 03/15/2020	161
175	6.00%, 08/15/2040	199
400	6.38%, 03/01/2041	478
	Discovery Communications, Inc.
290	3.70%, 06/01/2015	306
	Equinix, Inc.
95	7.00%, 07/15/2021	101
30	8.13%, 03/01/2018	33
	First Data Corp.
30	7.38%, 06/15/2019 ■	30
36	8.25%, 01/15/2021 ■	34
36	8.75%, 01/15/2022 ■Þ	34
	Grupo Televisa S.A
95	6.63%, 01/15/2040	108
	Isle of Capri Casinos, Inc.
120	7.75%, 03/15/2019	116
	NBC Universal Media LLC
1,070	3.65%, 04/30/2015	1,130
150	5.15%, 04/30/2020	168
350	5.95%, 04/01/2041	408
	Net Servicos De Comnicacao S.A
100	7.50%, 01/27/2020	114
	News America Holdings, Inc.
75	7.75%, 12/01/2045	91
100	8.88%, 04/26/2023	129
	News America, Inc.
200	6.15%, 02/15/2041	223
285	6.40%, 12/15/2035	321
1,450	6.90%, 03/01/2019	1,717
	Peninsula Gaming LLC
120	8.38%, 08/15/2015	123
	Regal Cinemas Corp.
195	8.63%, 07/15/2019	209
	Regal Entertainment Group
120	9.13%, 08/15/2018	129
	Sinclair Television Group
65	9.25%, 11/01/2017 ■	71

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Arts, Entertainment and Recreation - 3.6% - (continued)
	Time Warner Cable, Inc.
$1,290	4.00%, 09/01/2021	$1,321
400	5.88%, 11/15/2040	446
125	6.75%, 06/15/2039	152
300	7.30%, 07/01/2038	387
625	8.25%, 04/01/2019	796
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	39
	Time Warner, Inc.
600	3.15%, 07/15/2015	625
215	4.00%, 01/15/2022	221
300	4.13%, 02/15/2021	311
775	4.88%, 03/15/2020	843
175	6.10%, 07/15/2040	202
100	6.20%, 07/01/2013	108
350	6.25%, 03/29/2041	415
75	6.63%, 05/15/2029	88
510	7.63%, 04/15/2031	656
	TL Acquisitions, Inc.
175	10.50%, 01/15/2015 ■	138
	Viacom, Inc.
450	4.25%, 09/15/2015	483
470	4.38%, 09/15/2014	506
500	4.50%, 03/01/2021	537
340	6.13%, 10/05/2017	394
	Virgin Media Secured Finance plc
100	6.50%, 01/15/2018	108
	Walt Disney Co.
175	2.75%, 08/16/2021	175
		21,609
	Beverage and Tobacco Product Manufacturing - 1.8%
	Altria Group, Inc.
530	4.75%, 05/05/2021	571
550	8.50%, 11/10/2013	629
340	9.25%, 08/06/2019	452
215	9.70%, 11/10/2018	289
185	10.20%, 02/06/2039	286
	Anheuser-Busch InBev N.V
400	1.50%, 07/14/2014	405
625	5.38%, 11/15/2014 - 01/15/2020	706
100	8.00%, 11/15/2039	153
500	8.20%, 01/15/2039	781
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	23
35	9.50%, 11/15/2018 ■	47
	Bottling Group LLC
300	6.95%, 03/15/2014	341
	Coca-Cola Co.
550	3.30%, 09/01/2021 ■	570
	Diageo Capital plc
180	5.75%, 10/23/2017	212
	International CCE, Inc.
500	3.50%, 09/15/2020	512
	Lorillard Tobacco Co.
81	3.50%, 08/04/2016	81
165	6.88%, 05/01/2020	187
265	8.13%, 06/23/2019	319
	PepsiCo, Inc.
430	0.80%, 08/25/2014	429
750	7.90%, 11/01/2018	1,001
	Pernod-Ricard S.A
190	4.45%, 01/15/2022 ■	196
900	5.75%, 04/07/2021 ■	1,016
	Philip Morris International, Inc.
400	5.65%, 05/16/2018	475
	Reynolds American, Inc.
65	7.25%, 06/01/2013	71
685	7.63%, 06/01/2016	816
100	7.75%, 06/01/2018	120
		10,688
	Chemical Manufacturing - 0.6%
	Agrium, Inc.
200	6.75%, 01/15/2019	241
	Braskem Finance Ltd.
100	7.00%, 05/07/2020 §	108
	Celanese US Holdings LLC
50	6.63%, 10/15/2018	54
	CF Industries Holdings, Inc.
195	6.88%, 05/01/2018	222
35	7.13%, 05/01/2020	41
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	55
	Dow Chemical Co.
1,100	4.25%, 11/15/2020	1,131
100	5.90%, 02/15/2015	111
725	7.60%, 05/15/2014	823
	Ferro Corp.
20	7.88%, 08/15/2018	20
	Hexion U.S. Finance Corp.
95	9.00%, 11/15/2020	83
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Momentive Performance
120	9.00%, 01/15/2021	101
	Potash Corp. of Saskatchewan, Inc.
100	5.25%, 05/15/2014	110
	Yara International ASA
160	5.25%, 12/15/2014 ■	174
150	7.88%, 06/11/2019 ■	185
		3,480
	Computer and Electronic Product Manufacturing - 1.2%
	CDW Escrow Corp.
142	8.50%, 04/01/2019 ■	138
	CDW LLC/CDW Finance
120	8.00%, 12/15/2018 ■	123
2	11.00%, 10/12/2015	2
2	11.50%, 10/12/2015 Þ	2
	eAccess Ltd.
75	8.25%, 04/01/2018 ■	73
	Esterline Technologies Corp.
170	7.00%, 08/01/2020	177
	Freescale Semiconductor, Inc.
215	9.25%, 04/15/2018 ■	233
44	10.75%, 08/01/2020	46

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Computer and Electronic Product Manufacturing - 1.2% - (continued)
	Hewlett-Packard Co.
$1,200	2.65%, 06/01/2016	$1,219
225	3.00%, 09/15/2016	232
365	3.75%, 12/01/2020	370
635	4.30%, 06/01/2021	661
400	6.00%, 09/15/2041	456
	Intel Corp.
1,295	3.30%, 10/01/2021	1,337
	Lockheed Martin Corp.
210	2.13%, 09/15/2016	212
	Seagate HDD Cayman
350	6.88%, 05/01/2020	343
51	7.00%, 11/01/2021 ■	50
	Seagate Technology Holdings
80	6.80%, 10/01/2016	84
	Siemens Finance
100	6.13%, 08/17/2026 ■	122
	Sorenson Communications
200	10.50%, 02/01/2015 ■	132
	Thermo Fisher Scientific, Inc.
875	2.25%, 08/15/2016	896
335	3.20%, 05/01/2015 - 03/01/2016	355
100	5.00%, 06/01/2015	111
		7,374
	Construction - 0.0%
	Aguila 3 S.A
165	7.88%, 01/31/2018 ■	162

	Fabricated Metal Product Manufacturing - 0.1%
	Ball Corp.
255	6.63%, 03/15/2018	262
	Crown Americas, Inc.
55	6.25%, 02/01/2021 ■	57
115	7.63%, 05/15/2017	125
	Masco Corp.
25	7.13%, 03/15/2020	25
		469
	Finance and Insurance - 16.5%
	Abbey National Treasury Service
200	3.88%, 11/10/2014 ■	196
	Ace Capital Trust II
90	9.70%, 04/01/2030	117
	Ace INA Holdings, Inc.
475	2.60%, 11/23/2015	486
	Aegon N.V
85	4.63%, 12/01/2015	87
	Aflac, Inc.
25	3.45%, 08/15/2015	26
	Allied World Assurance
23	7.50%, 08/01/2016	26
	Ally Financial, Inc.
125	7.50%, 09/15/2020	126
140	8.00%, 03/15/2020	144
	American Express Centurion Bank
300	6.00%, 09/13/2017	343
	American Express Co.
250	7.25%, 05/20/2014	283
1,050	8.13%, 05/20/2019	1,351
	American Express Credit Corp.
325	2.75%, 09/15/2015	329
	American International Group, Inc.
360	3.65%, 01/15/2014	354
250	4.88%, 09/15/2016	244
100	5.05%, 10/01/2015	100
375	5.45%, 05/18/2017	373
	Ameriprise Financial, Inc.
370	5.65%, 11/15/2015	418
	AON Corp.
500	3.13%, 05/27/2016	508
275	5.00%, 09/30/2020	301
	Avalonbay Communities, Inc.
275	5.70%, 03/15/2017	309
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	42
	Banco de Credito del Peru/Panama
30	5.38%, 09/16/2020 §	29
71	6.88%, 09/16/2026 ■	72
	Banco do Brasil
200	5.88%, 01/26/2022 ■	201
	Bancolombia S.A
125	6.13%, 07/26/2020	128
	Bank of America Capital II
50	8.00%, 12/15/2026	46
	Bank of America Corp.
505	3.63%, 03/17/2016	482
240	3.75%, 07/12/2016	229
400	5.13%, 11/15/2014	406
1,000	5.42%, 03/15/2017	940
980	5.65%, 05/01/2018	981
540	5.75%, 12/01/2017	538
840	5.88%, 01/05/2021	823
665	6.00%, 09/01/2017	662
200	6.50%, 09/15/2037	180
50	7.25%, 10/15/2025	49
300	7.38%, 05/15/2014	321
	Bank of New York Mellon Corp.
850	2.95%, 06/18/2015	884
	Barclays Bank plc
400	5.13%, 01/08/2020	416
910	5.14%, 10/14/2020	827
540	6.05%, 12/04/2017 ■	518
	BB&T Corp.
200	4.90%, 06/30/2017	214
	Bear Stearns & Co., Inc.
600	5.30%, 10/30/2015	649
	BM & F Bovespa
195	5.50%, 07/16/2020 §	200
	BP Capital Markets plc
1,675	2.25%, 11/01/2016	1,684
375	3.13%, 10/01/2015	393
100	3.88%, 03/10/2015	107
175	4.74%, 03/11/2021	196
275	5.25%, 11/07/2013	298
	Branch Banking & Trust
250	5.63%, 09/15/2016	282

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Finance and Insurance - 16.5% - (continued)
	Brandywine Operating Partnership
$600	4.95%, 04/15/2018	$582
215	5.70%, 05/01/2017	221
21	5.75%, 04/01/2012	21
150	7.50%, 05/15/2015	165
	Capital One Bank
850	8.80%, 07/15/2019	1,010
	Capital One Financial Corp.
500	3.15%, 07/15/2016	509
75	6.15%, 09/01/2016	80
125	6.75%, 09/15/2017	145
25	7.38%, 05/23/2014	28
	Caterpillar Financial Services Corp.
2,100	2.05%, 08/01/2016	2,125
	CIT Group, Inc.
70	6.63%, 04/01/2018 ■	73
1	7.00%, 05/01/2015 - 05/01/2017	1
712	7.00%, 05/04/2015 - 05/02/2017 ■	710
	Citigroup, Inc.
265	4.50%, 01/14/2022 ☼	266
45	4.59%, 12/15/2015	47
90	4.75%, 05/19/2015	94
625	5.00%, 09/15/2014	637
1,250	5.50%, 08/27/2012 - 04/11/2013	1,292
85	6.00%, 10/31/2033	81
3,745	6.13%, 11/21/2017 - 08/25/2036	4,009
250	6.63%, 06/15/2032	248
75	8.50%, 05/22/2019	93
	Comerica, Inc.
250	5.75%, 11/21/2016	277
	Community Choice Financial
235	10.75%, 05/01/2019 ■	235
	CPM Holdings, Inc.
120	10.63%, 09/01/2014	128
	Credit Acceptance Corp.
105	9.13%, 02/01/2017	109
	Credit Suisse
890	5.40%, 01/14/2020	889
	Credit Suisse First Boston USA, Inc.
35	6.13%, 11/15/2011	35
	Credit Suisse New York
865	6.00%, 02/15/2018	891
	Deutsche Bank AG
350	3.25%, 01/11/2016	358
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	10
	Dolphin Subsidiary II, Inc.
105	7.25%, 10/15/2021 ■	113
	Duke Realty L.P.
170	6.75%, 03/15/2020	185
260	7.38%, 02/15/2015	286
	Equity One, Inc.
65	6.00%, 09/15/2017	68
	ERP Operating L.P.
300	5.13%, 03/15/2016	326
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	75
50	6.60%, 05/15/2037 Δ	45
	Farmers Exchange Capital
200	7.05%, 07/15/2028 ■	217
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	59
	Felcor Escrow Holdings
195	6.75%, 06/01/2019 ■	180
	Fibria Overseas Finance Ltd.
120	7.50%, 05/04/2020 ■	123
	Fifth Third Bancorp
356	3.63%, 01/25/2016	365
425	5.45%, 01/15/2017	453
	Ford Motor Credit Co.
70	7.00%, 10/01/2013	75
400	8.00%, 12/15/2016	462
200	8.13%, 01/15/2020	243
	General Electric Capital Corp.
600	2.95%, 05/09/2016	607
725	3.50%, 06/29/2015	756
600	4.65%, 10/17/2021	618
590	5.30%, 02/11/2021	628
55	5.50%, 01/08/2020	61
2,850	5.63%, 09/15/2017 - 05/01/2018	3,155
895	5.88%, 01/14/2038	961
90	6.15%, 08/07/2037	99
705	6.75%, 03/15/2032	825
	GMAC LLC
20	6.00%, 12/15/2011	20
	Goldman Sachs Group, Inc.
1,415	3.63%, 02/07/2016	1,402
630	3.70%, 08/01/2015	630
1,220	5.25%, 07/27/2021	1,231
700	5.38%, 03/15/2020	710
75	5.95%, 01/15/2027	74
500	6.00%, 05/01/2014	531
745	6.25%, 09/01/2017 - 02/01/2041	797
200	6.35%, 02/15/2034	186
720	6.45%, 05/01/2036 ╦	681
505	7.50%, 02/15/2019	571
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	317
	HCP, Inc.
100	3.75%, 02/01/2016	100
	Health Care Properties
20	5.65%, 12/15/2013	21
330	6.00%, 01/30/2017	352
	Health Care REIT, Inc.
266	5.25%, 01/15/2022	254
	Host Hotels & Resorts L.P.
110	6.00%, 11/01/2020	113
	Host Marriott L.P.
90	6.38%, 03/15/2015	92
70	6.75%, 06/01/2016	72
	HSBC Bank USA
250	6.00%, 08/09/2017	266
	HSBC Holdings plc
330	3.50%, 06/28/2015 ■	341
1,015	5.10%, 04/05/2021	1,093
600	6.80%, 06/01/2038	659
	HSBC USA, Inc.
175	5.00%, 09/27/2020	170
	Itau Unibanco Holding S.A
100	5.75%, 01/22/2021 ■	100

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Finance and Insurance - 16.5% - (continued)
	John Deere Capital Corp.
$136	3.15%, 10/15/2021	$139
395	3.90%, 07/12/2021	428
	JP Morgan Chase & Co.
300	4.25%, 10/15/2020	299
1,500	4.35%, 08/15/2021	1,501
500	4.40%, 07/22/2020	506
1,120	4.63%, 05/10/2021	1,148
1,070	5.13%, 09/15/2014	1,139
975	6.00%, 01/15/2018	1,091
1,325	6.30%, 04/23/2019	1,501
	JP Morgan Chase Capital XXV
50	6.80%, 10/01/2037	50
	JP Morgan Chase Capital XXVII
400	7.00%, 11/01/2039	402
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	49
	Key Bank NA
250	5.45%, 03/03/2016	268
	Keycorp
65	3.75%, 08/13/2015	66
	Kimco Realty Corp.
450	4.30%, 02/01/2018	452
20	5.58%, 11/23/2015	21
	Lazard Group
80	6.85%, 06/15/2017	86
	LBG Capital No. 1 plc
404	7.88%, 11/01/2020 ۞■	347
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	62
	Liberty Property L.P.
115	4.75%, 10/01/2020	115
350	5.50%, 12/15/2016	380
	Lincoln National Corp.
80	5.65%, 08/27/2012	83
35	6.15%, 04/07/2036	35
100	7.00%, 06/15/2040	111
	Lloyds Banking Group plc
600	4.88%, 01/21/2016	617
	Majapahit Holding B.V
100	7.75%, 01/20/2020 §	116
	Marsh & McLennan Cos., Inc.
565	4.80%, 07/15/2021	609
295	4.85%, 02/15/2013	308
36	5.75%, 09/15/2015	40
	Massachusetts Mutual Life Insurance Co.
425	8.88%, 06/01/2039 ■	641
	Massmutual Global Funding
630	3.13%, 04/14/2016 ■	653
	Merrill Lynch & Co., Inc.
325	5.45%, 02/05/2013	329
200	5.70%, 05/02/2017	193
100	6.05%, 05/16/2016	98
100	6.22%, 09/15/2026	92
320	6.40%, 08/28/2017	324
425	7.75%, 05/14/2038	424
	MetLife Global Funding I
500	2.50%, 01/11/2013 - 09/29/2015 ■	504
	MetLife Institutional Funding II LLC
500	3.13%, 01/11/2016 ■	506
	MetLife, Inc.
275	6.38%, 06/15/2034	335
50	7.72%, 02/15/2019	63
	Morgan Stanley
870	3.80%, 04/29/2016	842
225	4.00%, 07/24/2015	218
190	4.75%, 04/01/2014	191
400	5.45%, 01/09/2017	403
300	5.50%, 07/28/2021	293
1,240	5.63%, 09/23/2019	1,224
816	5.75%, 01/25/2021	806
650	6.00%, 04/28/2015	685
1,135	6.63%, 04/01/2018	1,183
	National City Bank
250	4.63%, 05/01/2013	261
	National City Corp.
40	4.90%, 01/15/2015	43
85	6.88%, 05/15/2019	100
	National Money Mart Co.
115	10.38%, 12/15/2016	121
	National Rural Utilities Cooperative Finance Corp.
235	1.90%, 11/01/2015	235
	Nationwide Mutual Insurance Co.
225	9.38%, 08/15/2039 ■	276
	NB Capital Trust IV
195	8.25%, 04/15/2027	181
	New York Life Global Funding
800	2.45%, 07/14/2016 ■	810
200	3.00%, 05/04/2015 ■	208
	Nomura Holdings, Inc.
300	5.00%, 03/04/2015	312
	Nordea Bank AB
105	3.70%, 11/13/2014 ■	109
560	4.88%, 05/13/2021 ■	502
	Offshore Group Investments Ltd.
156	11.50%, 08/01/2015	170
15	11.50%, 08/01/2015 ■	16
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	134
	PNC Funding Corp.
850	3.63%, 02/08/2015	898
300	5.25%, 11/15/2015	326
190	5.63%, 02/01/2017	208
	Pricoa Global Funding I
400	5.45%, 06/11/2014 ■	436
	Principal Financial Group, Inc.
65	7.88%, 05/15/2014	74
40	8.88%, 05/15/2019	51
	Provident Funding Associates L.P.
245	10.25%, 04/15/2017 ■	245
	Prudential Financial, Inc.
136	3.00%, 05/12/2016	138
170	6.10%, 06/15/2017	186
265	6.20%, 01/15/2015	291
	Realty Income Corp.
185	6.75%, 08/15/2019	211
	Reinsurance Group of America, Inc.
60	5.63%, 03/15/2017	64

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Finance and Insurance - 16.5% - (continued)
	Royal Bank of Scotland plc
$210	3.95%, 09/21/2015	$207
200	4.88%, 08/25/2014 ■	204
125	4.88%, 03/16/2015	127
100	5.63%, 08/24/2020	102
350	6.13%, 01/11/2021	369
	RSHB Capital S.A
100	6.30%, 05/15/2017 §	105
	SB Capital (Sberbank)
330	5.40%, 03/24/2017 §	337
400	5.72%, 06/16/2021 §	392
	Simon Property Group L.P.
100	4.20%, 02/01/2015	106
120	4.38%, 03/01/2021	124
100	5.75%, 12/01/2015	112
200	6.13%, 05/30/2018	229
100	6.75%, 02/01/2040	123
	SLM Corp.
50	5.00%, 04/15/2015	49
200	5.63%, 08/01/2033	161
415	6.25%, 01/25/2016	415
181	8.00%, 03/25/2020	188
170	8.45%, 06/15/2018	180
	Speedy Cash, Inc.
116	10.75%, 05/15/2018 ■	119
	Standard Bank plc
100	8.13%, 12/02/2019	105
	Starwood Hotels & Resort
60	7.15%, 12/01/2019	68
	State Street Capital Trust IV
100	1.35%, 06/15/2037 Δ	70
	SunTrust Banks, Inc.
741	3.50%, 01/20/2017	746
410	3.60%, 04/15/2016	420
	Svenska Handelsbanken Ab
100	4.88%, 06/10/2014 ■	106
	Symetra Financial Corp.
10	6.13%, 04/01/2016 ■	10
	Teachers Insurance & Annuity Association
272	6.85%, 12/16/2039 ■	346
	Titlemax
165	13.25%, 07/15/2015	182
	TMX Finance LLC
65	13.25%, 07/15/2015 ■	72
	UBS AG Stamford CT
925	2.25%, 01/28/2014	922
	UDR, Inc.
125	4.25%, 06/01/2018	129
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	58
	UnitedHealth Group, Inc.
50	5.80%, 03/15/2036	58
130	6.00%, 02/15/2018	153
100	6.63%, 11/15/2037	128
1,100	6.88%, 02/15/2038	1,451
	Unum Group
207	7.13%, 09/30/2016	237
	Ventas Realty L.P.
200	3.13%, 11/30/2015	198
316	4.75%, 06/01/2021	309
	Vnesheconombank
535	6.80%, 11/22/2025 §	559
105	6.90%, 07/09/2020 §	113
	W.R. Berkley Corp.
25	5.88%, 02/15/2013	26
	Wachovia Bank NA
525	6.60%, 01/15/2038	611
	Wachovia Capital Trust III
325	5.57%, 12/15/2011 ♠Δ	282
	Wachovia Corp.
355	4.88%, 02/15/2014	374
300	5.50%, 08/01/2035	302
670	5.63%, 10/15/2016	729
50	5.75%, 06/15/2017	58
	Wellpoint, Inc.
1,000	5.85%, 01/15/2036	1,168
525	6.00%, 02/15/2014	580
60	7.00%, 02/15/2019	74
	Wells Fargo & Co.
100	3.63%, 04/15/2015	105
875	3.68%, 06/15/2016	919
800	4.60%, 04/01/2021	856
750	5.63%, 12/11/2017	864
	XL Capital Ltd.
50	5.25%, 09/15/2014	53
		101,727
	Food Manufacturing - 1.1%
	Archer Daniels Midland Co.
750	4.48%, 03/01/2021	851
	Cargill, Inc.
517	4.31%, 05/14/2021 ■	558
300	6.00%, 11/27/2017 ■	355
	Kellogg Co.
285	3.25%, 05/21/2018	295
550	7.45%, 04/01/2031	783
	Kraft Foods, Inc.
750	2.63%, 05/08/2013	765
810	5.38%, 02/10/2020	934
600	6.50%, 08/11/2017 - 02/09/2040	742
1,075	6.75%, 02/19/2014	1,212
	Land O'Lakes Capital Trust
15	7.45%, 03/15/2028 ■	15
		6,510
	Food Services - 0.3%
	ARAMARK Corp.
105	8.50%, 02/01/2015	109
	ARAMARK Holdings Corp.
120	8.63%, 05/01/2016 ■Þ	124
	McDonald's Corp.
600	2.63%, 01/15/2022	601
600	5.30%, 03/15/2017	707
400	6.30%, 10/15/2037	541
		2,082
	Furniture and Related Product Manufacturing - 0.0%
	Masco Corp.
35	6.13%, 10/03/2016	35
25	6.50%, 08/15/2032	22
		57

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Health Care and Social Assistance - 2.3%
	American Renal Holdings
$125	8.38%, 05/15/2018	$131
	Amgen, Inc.
400	4.10%, 06/15/2021	431
635	4.50%, 03/15/2020	706
425	6.40%, 02/01/2039	559
225	6.90%, 06/01/2038	310
	Amylin Pharmaceuticals, Inc.
160	3.00%, 06/15/2014 ۞	143
	AstraZeneca plc
200	5.90%, 09/15/2017	242
1,000	6.45%, 09/15/2037	1,349
	Biomet, Inc.
160	10.00%, 10/15/2017	173
10	10.38%, 10/15/2017 Þ	11
	Bioscrip, Inc.
170	10.25%, 10/01/2015	171
	Cardinal Health, Inc.
250	4.00%, 06/15/2015	268
	Celgene Corp.
115	2.45%, 10/15/2015	116
	Community Health Systems, Inc.
215	8.88%, 07/15/2015	220
	CVS Caremark Corp.
1,115	3.25%, 05/18/2015	1,179
245	5.75%, 06/01/2017 - 05/15/2041	284
325	6.13%, 09/15/2039	395
150	6.25%, 06/01/2027	180
450	6.30%, 06/01/2037 Δ	437
37	6.94%, 01/10/2030	40
	CVS Lease Pass-Through Trust
18	6.04%, 12/10/2028	18
	Express Scripts, Inc.
195	3.13%, 05/15/2016	199
250	6.25%, 06/15/2014	277
	Fresenius Medical Care US
30	6.50%, 09/15/2018 ■	32
	HCA, Inc.
370	6.38%, 01/15/2015	380
295	6.50%, 02/15/2016 - 02/15/2020	309
115	7.25%, 09/15/2020	123
	HealthSouth Corp.
350	7.25%, 10/01/2018	350
	IMS Health, Inc.
145	12.50%, 03/01/2018 ■	164
	Life Technologies Corp.
305	4.40%, 03/01/2015	319
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	530
	Pfizer, Inc.
1,450	7.20%, 03/15/2039	2,166
	Radiation Therapy Services, Inc.
130	9.88%, 04/15/2017	108
	Rite Aid Corp.
75	8.00%, 08/15/2020	82
60	9.75%, 06/12/2016	66
15	10.25%, 10/15/2019	16
125	10.38%, 07/15/2016	135
	Roche Holdings, Inc.
250	6.00%, 03/01/2019 ■	303
	Sanofi-Aventis S.A
275	1.63%, 03/28/2014	280
	St. Jude Medical, Inc.
225	2.50%, 01/15/2016	231
	Tenet Healthcare Corp.
200	8.88%, 07/01/2019	226
50	9.00%, 05/01/2015	53
130	10.00%, 05/01/2018	149
	Valeant Pharmaceuticals International
250	6.75%, 08/15/2021 ■	241
		14,102
	Information - 4.0%
	America Movil S.A. de C.V
620	2.38%, 09/08/2016	619
160	5.00%, 03/30/2020	178
	AT&T, Inc.
500	2.50%, 08/15/2015	514
205	3.88%, 08/15/2021	214
475	4.45%, 05/15/2021	516
1,170	5.35%, 09/01/2040	1,277
1,250	5.50%, 02/01/2018	1,452
90	6.15%, 09/15/2034	105
1,000	6.30%, 01/15/2038 ‡	1,202
460	6.50%, 09/01/2037	566
	Beagle Acquisition Corp.
221	11.00%, 12/31/2019 ■☼	230
	BellSouth Telecommunications
300	7.00%, 12/01/2095	366
	Cellco Partnership - Verizon Wireless Capital
800	5.55%, 02/01/2014	878
325	8.50%, 11/15/2018	440
	CenturyLink, Inc.
350	6.45%, 06/15/2021	351
	Charter Communications Holdings II LLC
29	13.50%, 11/30/2016	34
	Comcast Corp.
500	5.70%, 07/01/2019	586
	Cricket Communications, Inc.
220	7.75%, 05/15/2016	228
	CSC Holdings LLC
130	6.75%, 11/15/2021 ■☼	130
	CSC Holdings, Inc.
205	7.63%, 07/15/2018	223
	Deutsche Telekom International Finance B.V
425	4.88%, 07/08/2014	457
370	8.75%, 06/15/2030	521
	DISH DBS Corp.
315	6.75%, 06/01/2021	325
45	7.88%, 09/01/2019	50
	EH Holding Corp.
236	6.50%, 06/15/2019 ■	241
	Frontier Communications Corp.
60	7.13%, 03/15/2019	60
465	7.88%, 04/15/2015	493
265	8.25%, 05/01/2014 - 04/15/2017	283
	GCI, Inc.
95	6.75%, 06/01/2021	93
	Google, Inc.
625	2.13%, 05/19/2016	643

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Information - 4.0% - (continued)
	Intelsat Bermuda Ltd.
$60	11.50%, 02/04/2017 ■Þ	$60
87	11.50%, 02/04/2017 Þ	87
	Intelsat Jackson Holdings Ltd.
290	7.25%, 04/01/2019 ■	291
10	8.50%, 11/01/2019	11
60	9.50%, 06/15/2016	63
	Leap Wireless International, Inc.
140	4.50%, 07/15/2014 ۞	122
	Mediacom Broadband LLC
315	8.50%, 10/15/2015	324
	Mediacom LLC
195	9.13%, 08/15/2019	205
	MetroPCS Wireless, Inc.
100	6.63%, 11/15/2020	94
155	7.88%, 09/01/2018	158
	Oracle Corp.
1,300	5.75%, 04/15/2018	1,559
	Qwest Communications International, Inc.
100	7.13%, 04/01/2018	102
	Qwest Corp.
25	7.63%, 06/15/2015	28
	SBA Telecommunications
165	8.00%, 08/15/2016	177
	SBA Tower Trust
205	4.25%, 04/15/2015 ■	216
	Syniverse Holdings, Inc.
190	9.13%, 01/15/2019	198
	Telecom Italia Capital
450	7.20%, 07/18/2036	433
300	7.72%, 06/04/2038	303
	Telefonica Emisiones SAU
525	2.58%, 04/26/2013	518
300	3.99%, 02/16/2016	295
	Telefonica Europe B.V
440	8.25%, 09/15/2030	535
	Telefonos De Mexico SAB
100	5.50%, 11/15/2019	108
	Telemar Norte Leste S.A
100	5.50%, 10/23/2020 §	101
	Verizon Communications, Inc.
400	4.60%, 04/01/2021	439
800	4.90%, 09/15/2015	896
625	6.10%, 04/15/2018	748
150	6.35%, 04/01/2019	184
470	6.40%, 02/15/2038	588
500	7.35%, 04/01/2039	690
280	8.75%, 11/01/2018	378
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	434
	West Corp.
170	8.63%, 10/01/2018	176
	Windstream Corp.
85	7.75%, 10/15/2020	89
165	8.13%, 09/01/2018	177
212	8.63%, 08/01/2016	219
	Wireco Worldgroup, Inc.
25	9.75%, 05/15/2017 ■	25
		24,306
	Machinery Manufacturing - 0.3%
	Case New Holland, Inc.
290	7.88%, 12/01/2017	327
	Danaher Corp.
410	2.30%, 06/23/2016	419
	Xerox Corp.
275	4.25%, 02/15/2015	290
100	6.35%, 05/15/2018	114
190	6.40%, 03/15/2016	213
100	8.25%, 05/15/2014	114
		1,477
	Mining - 0.8%
	Anglo American Capital plc
200	2.15%, 09/27/2013 ■	200
	Codelco, Inc.
100	3.75%, 11/04/2020 ■	100
	Consol Energy, Inc.
25	8.25%, 04/01/2020	27
	Falconbridge Ltd.
75	5.38%, 06/01/2015	81
75	6.00%, 10/15/2015	82
	FMG Resources Pty Ltd.
320	7.00%, 11/01/2015 ■	320
260	8.25%, 11/01/2019 ■	263
	Inco Ltd.
30	7.20%, 09/15/2032	34
45	7.75%, 05/15/2012	46
	Peabody Energy Corp.
280	7.38%, 11/01/2016	307
	Rio Tinto Finance USA Ltd.
221	1.88%, 11/02/2015	223
920	2.25%, 09/20/2016	938
100	3.50%, 11/02/2020	102
225	4.13%, 05/20/2021	240
380	8.95%, 05/01/2014	450
	Teck Resources Ltd.
700	10.75%, 05/15/2019	865
	Vale Overseas Ltd.
500	6.88%, 11/21/2036	572
		4,850
	Miscellaneous Manufacturing - 0.3%
	BE Aerospace, Inc.
210	6.88%, 10/01/2020	226
	Boeing Co.
505	2.90%, 08/15/2018	521
	Bombardier, Inc.
20	7.50%, 03/15/2018 ■	22
	Goodrich Corp.
35	6.29%, 07/01/2016	41
	Hutchison Whampoa International Ltd.
200	5.75%, 09/11/2019 ■	223
	Owens-Brockway
155	7.38%, 05/15/2016	168
	Reynolds Group Issuer, Inc.
140	6.88%, 02/15/2021 ■	142
	Textron, Inc.
300	6.20%, 03/15/2015	322
	Transdigm, Inc.
250	7.75%, 12/15/2018	271
		1,936

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.6%
	Arvinmeritor, Inc.
$25	10.63%, 03/15/2018	$26
	ArvinMeritor, Inc.
270	8.13%, 09/15/2015	255
	Chrysler Group
335	8.25%, 06/15/2021 ■	307
	Daimler Finance NA LLC
600	2.63%, 09/15/2016 ■	596
	DaimlerChrysler NA Holdings Corp.
370	6.50%, 11/15/2013	406
100	8.50%, 01/18/2031	143
	Ford Motor Co.
30	4.25%, 11/15/2016 ۞	45
350	7.45%, 07/16/2031	416
	Fuel Trust
675	4.21%, 04/15/2016 ■	678
	Tenneco, Inc.
240	7.75%, 08/15/2018	252
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 ■	21
435	7.25%, 03/15/2017 ■	472
		3,617
	Nonmetallic Mineral Product Manufacturing - 0.0%
	Rearden G Holdings EINS GmbH
100	7.88%, 03/30/2020 §	98

	Other Services - 0.1%
	Service Corp. International
120	6.75%, 04/01/2016	128
205	7.63%, 10/01/2018	225
		353
	Paper Manufacturing - 0.0%
	Clearwater Paper Corp.
20	7.13%, 11/01/2018	21
	Georgia-Pacific LLC
30	5.40%, 11/01/2020 ■	33
	Neenah Paper, Inc.
184	7.38%, 11/15/2014	184
		238
	Petroleum and Coal Products Manufacturing - 3.1%
	AGL Capital Corp.
35	6.38%, 07/15/2016	40
	Alpha Natural Resources, Inc.
56	6.00%, 06/01/2019	56
40	6.25%, 06/01/2021	39
	Amerada Hess Corp.
45	7.88%, 10/01/2029	61
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	186
1,100	5.95%, 09/15/2016	1,264
175	6.20%, 03/15/2040	201
150	6.95%, 06/15/2019	181
125	7.95%, 06/15/2039	169
	Antero Resources Finance
165	7.25%, 08/01/2019 ■	170
100	9.38%, 12/01/2017	110
	Atmos Energy Corp.
40	6.35%, 06/15/2017	48
	Berry Petroleum Co.
15	10.25%, 06/01/2014	17
	BG Energy Capital plc
800	4.00%, 10/15/2021 ■	825
	Canadian Natural Resources Ltd.
600	5.70%, 05/15/2017	697
	Chesapeake Energy Corp.
275	2.50%, 05/15/2037 ۞	271
	CNPC HK Overseas Capital Ltd.
315	4.50%, 04/28/2021 ■	334
	ConocoPhillips
775	6.50%, 02/01/2039	1,060
250	7.00%, 03/30/2029	337
	Devon Energy Corp.
260	7.95%, 04/15/2032	373
	Devon Financing Corp.
350	7.88%, 09/30/2031	508
	Ensco plc
450	4.70%, 03/15/2021	473
	Ferrellgas Partners L.P.
40	6.50%, 05/01/2021	36
	Harvest Operations Corp.
215	6.88%, 10/01/2017 ■	222
	Hess Corp.
150	5.60%, 02/15/2041	169
500	6.00%, 01/15/2040	596
185	7.00%, 02/15/2014	207
	KazMunayGas National Co.
100	11.75%, 01/23/2015 §	121
	Marathon Petroleum Corp.
90	5.13%, 03/01/2021 ■	97
	Newfield Exploration Co.
160	5.75%, 01/30/2022	170
150	7.13%, 05/15/2018	160
	Nexen, Inc.
400	6.40%, 05/15/2037	430
650	7.50%, 07/30/2039	787
	Occidental Petroleum Corp.
485	3.13%, 02/15/2022	491
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	87
	Pemex Project Funding Master Trust
360	6.63%, 06/15/2035 - 06/15/2038	392
	Petrobras International Finance Co.
250	5.38%, 01/27/2021	263
95	5.88%, 03/01/2018	102
195	7.88%, 03/15/2019	234
	Petroleos de Venezuela S.A
315	5.25%, 04/12/2017	194
120	5.50%, 04/12/2037 §	58
140	8.50%, 11/02/2017 ■	101
339	8.50%, 11/02/2017 §	246
	Petroleos Mexicanos
105	6.50%, 06/02/2041	113
60	6.50%, 06/02/2041 ■	64
	Petroleum Development Corp.
20	12.00%, 02/15/2018	22

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Petroleum and Coal Products Manufacturing - 3.1% - (continued)
	Pioneer Natural Resources Co.
$95	5.88%, 07/15/2016	$101
155	6.65%, 03/15/2017	168
145	6.88%, 05/01/2018	157
	PT Pertamina
200	6.50%, 05/27/2041 §	207
	PTTEP Canada International Finance Ltd.
231	5.69%, 04/05/2021 ■	236
	Range Resources Corp.
250	5.75%, 06/01/2021	267
15	6.75%, 08/01/2020	17
	Ras Laffan Liquefied Natural Gas Co., Ltd.
250	6.75%, 09/30/2019 §	296
	Rosetta Resources, Inc.
95	9.50%, 04/15/2018	104
	Sempra Energy
25	6.50%, 06/01/2016	29
70	8.90%, 11/15/2013	80
	Sevan Marine ASA
200	12.00%, 08/10/2015 ■	140
	Shell International Finance B.V
1,100	6.38%, 12/15/2038	1,509
	Thermon Industries, Inc.
44	9.50%, 05/01/2017	47
	Transocean, Inc.
215	4.95%, 11/15/2015	227
400	5.25%, 03/15/2013	416
300	6.00%, 03/15/2018	319
200	6.50%, 11/15/2020	223
	Valero Energy Corp.
410	4.50%, 02/01/2015	442
310	6.13%, 02/01/2020	356
195	6.63%, 06/15/2037	213
	Williams Partners L.P.
385	3.80%, 02/15/2015	404
90	4.13%, 11/15/2020	92
125	5.25%, 03/15/2020	138
200	6.30%, 04/15/2040	244
		19,214
	Pipeline Transportation - 0.9%
	DCP Midstream LLC
600	4.75%, 09/30/2021 ■	626
250	6.75%, 09/15/2037 ■	292
	El Paso Corp.
270	6.50%, 09/15/2020	295
115	7.00%, 06/15/2017	129
15	7.75%, 01/15/2032	17
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	78
50	7.25%, 06/01/2018	56
	Energy Transfer Equity L.P.
200	7.50%, 10/15/2020	216
	Enterprise Products Operating LLC
30	5.25%, 01/31/2020	33
1,015	5.65%, 04/01/2013	1,073
500	6.50%, 01/31/2019	593
	Kinder Morgan Energy Partners L.P.
150	5.00%, 12/15/2013	160
200	5.80%, 03/01/2021	227
125	6.38%, 03/01/2041	141
150	6.55%, 09/15/2040	171
90	6.95%, 01/15/2038	105
350	7.30%, 08/15/2033	415
50	7.75%, 03/15/2032	62
100	9.00%, 02/01/2019	128
	Kinder Morgan Finance Co.
110	5.70%, 01/05/2016	112
60	6.00%, 01/15/2018 ■	62
	Markwest Energy
130	6.25%, 06/15/2022 ☼	133
	NGPL Pipeco LLC
230	6.51%, 12/15/2012 ■	239
	Plains All American Pipeline L.P.
100	3.95%, 09/15/2015	107
125	5.75%, 01/15/2020	141
	Rockies Express Pipeline
175	3.90%, 04/15/2015 ■	172
	TransCanada Pipelines Ltd.
45	7.63%, 01/15/2039	64
	Transnet Ltd.
200	4.50%, 02/10/2016 §	209
		6,056
	Plastics and Rubber Products Manufacturing - 0.0%
	Rock Tenn Co.
15	9.25%, 03/15/2016	16

	Primary Metal Manufacturing - 0.3%
	Alcan, Inc.
50	6.13%, 12/15/2033	61
	Alcoa, Inc.
385	6.75%, 07/15/2018	418
	ArcelorMittal
150	3.75%, 08/05/2015	146
100	5.38%, 06/01/2013	104
705	5.50%, 03/01/2021	681
150	6.13%, 06/01/2018	154
125	9.00%, 02/15/2015	146
25	9.85%, 06/01/2019	30
	Novelis, Inc.
125	8.38%, 12/15/2017	135
		1,875
	Printing and Related Support Activities - 0.1%
	Cenveo Corp.
90	7.88%, 12/01/2013	74
	Harland Clarke Holdings Corp.
199	9.50%, 05/15/2015	147
	Quebecor Media, Inc.
440	7.75%, 03/15/2016	455
		676
	Professional, Scientific and Technical Services - 0.4%
	Checkout Holdings Corp.
210	0.62%, 11/15/2015 ■○	110
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	50
	IBM Corp.
1,560	1.95%, 07/22/2016	1,599

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Professional, Scientific and Technical Services - 0.4% - (continued)
	SunGard Data Systems, Inc.
$95	7.38%, 11/15/2018	$98
45	7.63%, 11/15/2020	46
162	10.25%, 08/15/2015	168
		2,071
	Public Administration - 0.1%
	Waste Management, Inc.
325	6.13%, 11/30/2039	398
250	6.38%, 03/11/2015	286
		684
	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
150	5.75%, 05/01/2040	178
	CSX Corp.
185	4.25%, 06/01/2021	198
		376
	Real Estate, Rental and Leasing - 0.9%
	AMB Property L.P.
460	4.00%, 01/15/2018	442
175	4.50%, 08/15/2017	176
250	6.13%, 12/01/2016	272
	COX Communications, Inc.
800	5.45%, 12/15/2014	892
220	6.45%, 12/01/2036 ■	252
215	7.13%, 10/01/2012	227
	Duke Realty L.P.
15	5.95%, 02/15/2017	16
	ERAC USA Finance Co.
65	2.25%, 01/10/2014 ■	65
175	2.75%, 07/01/2013 ■	177
50	5.80%, 10/15/2012 ■	52
300	6.38%, 10/15/2017 ■	349
125	7.00%, 10/15/2037 ■	146
	International Lease Finance Corp.
345	5.65%, 06/01/2014	331
355	5.75%, 05/15/2016	335
205	6.25%, 05/15/2019	193
30	6.75%, 09/01/2016 ■	31
465	7.13%, 09/01/2018 ■	480
	Prologis, Inc.
95	6.25%, 03/15/2017	104
400	6.63%, 05/15/2018	435
	Regency Centers L.P.
190	4.80%, 04/15/2021	195
30	5.25%, 08/01/2015	32
15	5.88%, 06/15/2017	17
	United Rentals North America, Inc.
100	8.38%, 09/15/2020	104
95	10.88%, 06/15/2016	107
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	10
		5,440
	Retail Trade - 1.0%
	Affinia Group, Inc.
45	10.75%, 08/15/2016 ■	48
	AutoZone, Inc.
500	4.00%, 11/15/2020	508
	Catalina Marketing Corp.
90	10.50%, 10/01/2015 ■Þ	90
	Easton-Bell Sports, Inc.
25	9.75%, 12/01/2016	27
	Energy Transfer Partners
175	5.65%, 08/01/2012	180
125	6.63%, 10/15/2036	136
130	8.50%, 04/15/2014	148
	Federated Retail Holdings, Inc.
110	5.90%, 12/01/2016	123
	Home Depot, Inc.
1,400	5.88%, 12/16/2036	1,655
	Macys Retails Holdings, Inc.
20	7.00%, 02/15/2028	22
	May Department Stores
20	6.70%, 09/15/2028	21
	Michaels Stores, Inc.
335	7.75%, 11/01/2018	340
	Staples, Inc.
100	9.75%, 01/15/2014	115
	Target Corp.
300	5.38%, 05/01/2017	353
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	625
375	5.63%, 04/15/2041	463
850	6.20%, 04/15/2038	1,108
400	6.50%, 08/15/2037	535
		6,497
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Procter & Gamble Co.
816	1.45%, 08/15/2016	817

	Transportation Equipment Manufacturing - 0.2%
	General Dynamics Corp.
910	2.25%, 07/15/2016	933
	Huntington Ingalls Industries, Inc.
100	6.88%, 03/15/2018 ■	101
106	7.13%, 03/15/2021 ■	107
		1,141
	Utilities - 3.7%
	AES Corp.
160	7.75%, 10/15/2015	172
90	8.00%, 10/15/2017	99
	AES Panama S.A
15	6.35%, 12/21/2016 §	16
	Calpine Corp.
250	7.25%, 10/15/2017 ■	260
25	7.50%, 02/15/2021 ■	26
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	40
	CenterPoint Energy Resources Corp.
290	4.50%, 01/15/2021	305
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	35
	Centrais Eletricas Brasileiras S.A
805	5.75%, 10/27/2021 ■	833
200	6.88%, 07/30/2019 §	227

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 44.8% - (continued)
	Utilities - 3.7% - (continued)
	Commonwealth Edison Co.
$720	3.40%, 09/01/2021	$735
100	5.80%, 03/15/2018	117
	Consolidated Edison Co. of NY
140	5.70%, 06/15/2040	174
	Dominion Resources, Inc.
500	1.95%, 08/15/2016	500
10	4.90%, 08/01/2041	11
900	5.15%, 07/15/2015	1,007
35	5.20%, 08/15/2019	40
181	6.25%, 06/30/2012	187
	Duke Energy Corp.
1,350	3.55%, 09/15/2021	1,387
500	5.30%, 10/01/2015	572
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	240
	E.CL S.A
100	5.63%, 01/15/2021 §	105
	Edison International
1,210	3.75%, 09/15/2017	1,228
	Enel Finance International S.A
200	3.88%, 10/07/2014 ■	200
	Entergy Corp.
115	3.63%, 09/15/2015	116
	Eskom Holdings Ltd.
200	5.75%, 01/26/2021 ■	211
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	333
270	5.20%, 10/01/2019	290
125	5.35%, 01/15/2014	134
	Georgia Power Co.
320	4.75%, 09/01/2040	350
	Great Plains Energy, Inc.
181	4.85%, 06/01/2021	190
	Intergen N.V
115	9.00%, 06/30/2017 ■	119
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	Kansas City Power & Light Co.
50	7.15%, 04/01/2019	62
	MidAmerican Energy Holdings Co.
285	5.00%, 02/15/2014	307
100	5.75%, 04/01/2018	116
250	5.88%, 10/01/2012	261
500	5.95%, 05/15/2037	610
	National Power Corp.
35	9.63%, 05/15/2028	48
	Nevada Power Co.
100	6.50%, 08/01/2018	119
	NiSource Finance Corp.
10	5.25%, 09/15/2017	11
140	6.40%, 03/15/2018	164
	NRG Energy, Inc.
40	7.38%, 01/15/2017	41
	Oncor Electric Delivery
500	5.00%, 09/30/2017	556
215	5.25%, 09/30/2040	240
	Pacific Gas & Electric Co.
346	3.25%, 09/15/2021	351
150	6.05%, 03/01/2034	184
	Pacific Gas & Electric Energy Recovery Funding LLC
725	8.25%, 10/15/2018	958
	Pacificorp
1,000	5.50%, 01/15/2019	1,191
250	6.25%, 10/15/2037	327
	Peco Energy Co.
20	5.70%, 03/15/2037	24
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	233
	PPL Electric Utilities Corp.
110	5.20%, 07/15/2041	129
	Progress Energy, Inc.
1,650	7.05%, 03/15/2019	2,063
	PSEG Power LLC
275	2.50%, 04/15/2013	279
850	2.75%, 09/15/2016	855
225	8.63%, 04/15/2031	319
	San Diego Gas & Electric Co.
285	4.50%, 08/15/2040	321
	Scana Corp.
500	4.75%, 05/15/2021	529
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	116
	Southern California Edison Co.
225	4.50%, 09/01/2040	242
	Southern Co.
300	2.38%, 09/15/2015	306
	Texas Competitive Electric Co.
195	11.50%, 10/01/2020 ■	168
	Union Electric Co.
145	6.40%, 06/15/2017	172
	Virginia Electric & Power Co.
325	3.45%, 09/01/2022	329
200	6.35%, 11/30/2037	267
	Xcel Energy, Inc.
150	4.70%, 05/15/2020	168
		22,358
	Water Transportation - 0.0%
	American Commercial Lines, Inc.
148	10.63%, 02/15/2016 ■Þ	116
	Marquette Transport Co.
70	10.88%, 01/15/2017	69
		185
	Wholesale Trade - 0.1%
	Avnet, Inc.
50	6.63%, 09/15/2016	56
	International Paper Co.
200	7.30%, 11/15/2039	233
	Interpublic Group of Co., Inc.
120	6.25%, 11/15/2014	127
20	10.00%, 07/15/2017	23
	J.M. Huber Corp.
240	9.88%, 11/01/2019 ■☼	244
		683
	Total corporate bonds
	(cost $266,393)	$274,551

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.5%
		Argentina - 0.2%
		Argentina (Republic of)
EUR	235	2.26%, 12/31/2038	$97
	$1,070	2.50%, 12/31/2038	398
EUR	331	7.82%, 12/31/2033	275
	389	8.28%, 12/31/2033	298
			1,068
		Brazil - 0.4%
		Brazil (Republic of)
	315	5.88%, 01/15/2019	369
BRL	104	5.99%, 05/15/2015 ж	62
	100	6.00%, 01/17/2017	117
	125	7.13%, 01/20/2037	167
	365	8.25%, 01/20/2034	531
	490	8.75%, 02/04/2025	712
	120	10.13%, 05/15/2027	194
	15	12.25%, 03/06/2030	28
			2,180
		Colombia - 0.2%
		Colombia (Republic of)
	410	7.38%, 01/27/2017 - 03/18/2019	503
COP	509,000	7.75%, 04/14/2021	320
	50	8.13%, 05/21/2024	68
COP	10,000	9.85%, 06/28/2027	8
	85	10.38%, 01/28/2033	139
	230	11.75%, 02/25/2020	357
COP	108,000	12.00%, 10/22/2015	73
			1,468
		Dominican Republic - 0.1%
		Dominican Republic
	100	7.50%, 05/06/2021 §	104
	224	9.04%, 01/23/2018 §	250
			354
		El Salvador - 0.0%
		El Salvador (Republic of)
	10	8.25%, 04/10/2032 §	11

		Hungary - 0.0%
		Hungary (Republic of)
	165	6.25%, 01/29/2020	159
	36	6.38%, 03/29/2021	35
	90	7.63%, 03/29/2041	87
			281
		Indonesia - 0.5%
		Indonesia (Republic of)
	150	6.63%, 02/17/2037 §	181
	265	6.75%, 03/10/2014 §	288
	1,075	6.88%, 03/09/2017 - 01/17/2018 §	1,266
	90	7.25%, 04/20/2015 §	102
	370	7.50%, 01/15/2016 §	431
	135	7.75%, 01/17/2038 §	183
	180	10.38%, 05/04/2014 §	212
	105	11.63%, 03/04/2019 §	157
			2,820
		Ivory Coast - 0.0%
		Ivory Coast (Republic of)
	100	0.00%, 12/31/2032 ■●	54
	100	0.00%, 12/31/2032 ●§	54
			108
		Lithuania - 0.0%
		Lithuania (Republic of)
	100	7.38%, 02/11/2020 §	112

		Mexico - 0.5%
		Mexican Bonos De Desarrollo
MXN	3,915	8.00%, 06/11/2020	333
		Mexican Bonos Desarr
MXN	2,818	6.50%, 06/10/2021	216
MXN	3,600	8.00%, 12/17/2015	300
		United Mexican States
	584	5.63%, 01/15/2017	666
	468	5.75%, 10/12/2110	475
	412	5.88%, 01/15/2014 - 02/17/2014	449
	175	6.75%, 09/27/2034	218
	60	7.50%, 04/08/2033	80
ITL	5,000	11.00%, 05/08/2017	5
			2,742
		Nigeria - 0.0%
		MDC GMTN B.V
	200	5.50%, 04/20/2021 §	214

		Panama - 0.1%
		Panama (Republic of)
	233	6.70%, 01/26/2036	294
	88	7.25%, 03/15/2015	102
	190	8.88%, 09/30/2027	280
	55	9.38%, 04/01/2029	85
			761
		Peru - 0.3%
		Peru (Republic of)
	65	5.63%, 11/18/2050	70
	165	6.55%, 03/14/2037	205
	200	7.35%, 07/21/2025	261
PEN	75	7.84%, 08/12/2020 §	32
	375	8.38%, 05/03/2016	464
	320	8.75%, 11/21/2033	481
	25	9.88%, 02/06/2015	31
			1,544
		Philippines - 0.2%
		Philippines (Republic of)
	150	8.38%, 06/17/2019	196
	35	9.50%, 02/02/2030	53
	100	9.88%, 01/15/2019	137
	400	10.63%, 03/16/2025	628
			1,014
		Qatar - 0.0%
		Qatar (State of)
	125	4.00%, 01/20/2015 §	132
	15	9.75%, 06/15/2030 §	24
			156
		Russia - 0.7%
		Russian Federation Government
	300	3.63%, 04/29/2015 ■	305
	900	3.63%, 04/29/2015 §	916
	900	5.00%, 04/29/2020 §	936
	1,407	7.50%, 03/31/2030 §	1,667
	30	11.00%, 07/24/2018 §	42
	235	12.75%, 06/24/2028 §	408
			4,274

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 4.5% - (continued)
		South Africa - 0.1%
		South Africa (Republic of)
	$100	6.88%, 05/27/2019	$121
ZAR	2,455	8.00%, 12/21/2018	316
			437
		Turkey - 0.8%
		Turkey (Republic of)
	400	5.13%, 03/25/2022	401
	600	6.00%, 01/14/2041	596
	370	6.75%, 04/03/2018	418
	324	6.88%, 03/17/2036	359
	970	7.00%, 09/26/2016	1,101
	805	7.25%, 03/15/2015	902
	540	7.50%, 07/14/2017	630
	180	9.50%, 01/15/2014	205
TRY	7	10.00%, 02/15/2012 ж	4
			4,616
		Ukraine - 0.1%
		Ukraine (Government of)
	350	6.25%, 06/17/2016 ■	332
	205	6.88%, 09/23/2015 §	194
	200	7.75%, 09/23/2020 §	191
			717
		United Arab Emirates - 0.0%
		Emirate of Abu Dhabi
	200	6.75%, 04/08/2019 §	242

		Uruguay - 0.0%
		Uruguay (Republic of)
	150	7.88%, 01/15/2033	201
	25	8.00%, 11/18/2022	33
			234
		Venezuela - 0.3%
		Venezuela (Republic of)
	356	7.00%, 12/01/2018 §	245
	845	8.25%, 10/13/2024 §	543
	310	9.00%, 05/07/2023 §	212
	120	9.25%, 09/15/2027	87
	601	9.25%, 05/07/2028 §	399
	35	9.38%, 01/13/2034	23
	545	11.95%, 08/05/2031 §	432
			1,941
		Total foreign government obligations
		(cost $26,797)	$27,294

MUNICIPAL BONDS - 0.6%
		General Obligations - 0.4%
		California State Build America Bonds,
	$225	7.30%, 10/01/2039	$265
	230	7.60%, 11/01/2040	283
	50	7.63%, 03/01/2040	61
		California State GO, Taxable,
	570	7.55%, 04/01/2039	695
		Illinois State GO,
	585	5.67%, 03/01/2018	618
		State of Illinois, Taxable Pension,
	155	5.10%, 06/01/2033	139
			2,061
	Miscellaneous - 0.0%
	California Public Works Board, Board Lease Rev,
50	8.36%, 10/01/2034	59

	Transportation - 0.2%
	New Jersey State Turnpike Auth,
250	7.10%, 01/01/2041	328
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040	68
	New York and New Jersey PA, Taxable Rev,
350	5.86%, 12/01/2024	410
	North Texas Tollway Auth Rev,
455	6.72%, 01/01/2049	556
		1,362
	Total municipal bonds
	(cost $3,147)	$3,482

SENIOR FLOATING RATE INTERESTS♦ - 0.0%
	Arts, Entertainment and Recreation - 0.0%
	Mesquite Gaming LLC
$5	8.50%, 03/31/2016 ±	$4

	Utilities - 0.0%
	Texas Competitive Electric Co.
284	4.76%, 10/10/2017 ±	192

	Total senior floating rate interests
	(cost $234)	$196

U.S. GOVERNMENT SECURITIES - 0.6%
U.S. Treasury Securities - 0.6%
	U.S. Treasury Notes - 0.6%
$3,050	3.25%, 12/31/2016	$3,385
370	3.50%, 05/15/2020 □	416
		3,801
	Total U.S. government securities
	(cost $3,785)	$3,801

	Total long-term investments
	(cost $557,244)	$586,304

SHORT-TERM INVESTMENTS - 5.0%
Repurchase Agreements - 5.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,859,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $1,896)
$1,859	0.11%, 10/31/2011	$1,859
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $17,753, collateralized by
	FNMA 5.50%, 2041, GNMA 4.00%, 2040,
	U.S. Treasury Bond 8.13%, 2021, U.S.
	Treasury Note 2.50% - 3.63%, 2015 -
	2020, value of $18,108)
17,753	0.11%, 10/31/2011	17,753

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 5.0% - (continued)
Repurchase Agreements - 5.0% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,510,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $2,560)
$2,510	0.11%, 10/31/2011		$2,510
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $8,644,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $8,817)
8,644	0.11%, 10/31/2011		8,644
			30,766
	Total short-term investments
	(cost $30,766)		$30,766

	Total investments
	(cost $588,010) ▲	100.7%	$617,070
	Other assets and liabilities	(0.7)%	(4,078)
	Total net assets	100.0%	$612,992

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 18.4% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $588,806 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,511
Unrealized Depreciation	(5,247)
Net Unrealized Appreciation	$28,264

•	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

The accompanying notes are an integral part of these financial statements.

♦
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $29,045, which represents 4.7% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $13,823, which represents 2.3% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL ─ Brazilian Real
COP ─ Colombian Peso
EUR ─ EURO
ITL ─ Italian Lira
MXN ─ Mexican New Peso
PEN ─ Peruvian New Sol
TRY ─ Turkish New Lira
ZAR ─ South African Rand

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $985.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)

10 Year U.S. Treasury Note	210	Short	12/20/2011	$27,103	$27,186	$83
CME Ultra Long Term U.S. Treasury Bond	34	Long	12/20/2011	5,181	5,273	(92)
U.S. Treasury Bond	39	Long	12/20/2011	5,422	5,284	138
						$129

*      The number of contracts does not omit 000's.

Cash of $115 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

GO               General Obligations
PA               Port Authority

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Brazilian Real	RBC Dominion Securities	Sell	$58	$61	12/02/2011	$3
British Pound	Banc of America Securities	Buy	197	197	11/03/2011	–
Canadian Dollar	Deutsche Bank Securities	Buy	102	103	11/02/2011	(1)
Chinese Renminbi	JP Morgan Securities	Buy	262	261	09/27/2012	1
Colombian Peso	Banc of America Securities	Buy	252	248	12/21/2011	4
Colombian Peso	Banc of America Securities	Sell	323	315	12/21/2011	(8)
Colombian Peso	Morgan Stanley	Sell	170	167	12/21/2011	(3)
Euro	Barclay Investments	Sell	624	619	12/21/2011	(5)
Euro	Deutsche Bank Securities	Buy	76	76	12/21/2011	–

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	State Street Global Markets LLC	Buy	$20	$20	11/03/2011	$–
Malaysian Ringgit	JP Morgan Securities	Buy	133	132	12/21/2011	1
Malaysian Ringgit	Standard Chartered Bank	Buy	33	32	12/21/2011	1
Mexican New Peso	Brown Brothers Harriman	Buy	80	80	12/21/2011	–
Mexican New Peso	Citibank	Sell	240	253	12/21/2011	13
Mexican New Peso	HSBC Securities	Sell	47	46	12/21/2011	(1)
Mexican New Peso	JP Morgan Securities	Sell	143	149	12/21/2011	6
Mexican New Peso	JP Morgan Securities	Sell	265	261	12/21/2011	(4)
New Ruble	CS First Boston	Buy	129	135	11/18/2011	(6)
New Ruble	CS First Boston	Sell	129	120	11/18/2011	(9)
Peruvian New Sol	Banc of America Securities	Buy	75	74	12/21/2011	1
Peruvian New Sol	Citibank	Buy	54	53	12/21/2011	1
Peruvian New Sol	Citibank	Sell	160	158	12/21/2011	(2)
Polish Zloty	CS First Boston	Buy	25	25	12/21/2011	–
Polish Zloty	HSBC Securities	Buy	133	133	12/21/2011	–
Republic of Korea Won	Standard Chartered Bank	Buy	38	36	12/21/2011	2
Republic of Korea Won	Standard Chartered Bank	Buy	132	132	12/21/2011	–
South African Rand	CS First Boston	Sell	184	199	12/21/2011	15
South African Rand	UBS AG	Sell	126	126	12/21/2011	–
Swiss Franc	Barclay Investments	Buy	30	30	11/03/2011	–
						$9

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index	Barclay Investment, Inc.	$9,925	Sell	5.00%	12/20/16	$(471)	$(599)	$(128)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,736	$–	$1,736	$–
Common Stocks ‡	274,615	255,951	18,664	–
Corporate Bonds	274,551	–	274,365	186
Foreign Government Obligations	27,294	216	27,078	–
Municipal Bonds	3,482	–	3,482	–
Preferred Stocks	629	629	–	–
Senior Floating Rate Interests	196	–	196	–
U.S. Government Securities	3,801	–	3,801	–
Short-Term Investments	30,766	–	30,766	–
Total	$617,070	$256,796	$360,088	$186
Foreign Currency Contracts *	48	–	48	–
Futures *	221	221	–	–
Total	$269	$221	$48	$–
Liabilities:
Credit Default Swaps *	128	–	128	–
Foreign Currency Contracts *	39	–	39	–
Futures *	92	92	–	–
Total	$259	$92	$167	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Corporate Bonds	$560	$3	$(8	)†	$—	$176	$(149)	$—	$(396)	$186
Total	$560	$3	$(8)		$—	$176	$(149)	$—	$(396)	$186

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(3).

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $588,010)	$617,070
Cash	1,049	*
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	48
Receivables:
Investment securities sold	986
Fund shares sold	10,836
Dividends and interest	4,580
Variation margin	155
Other assets	149
Total assets	634,873
Liabilities:
Unrealized depreciation on foreign currency contracts	39
Unrealized depreciation on swap contracts	128
Payables:
Investment securities purchased	19,269
Fund shares redeemed	1,355
Investment management fees	81
Administrative fees	—
Distribution fees	47
Variation margin	203
Accrued expenses	79
Swap premiums received	471
Other liabilities	209
Total liabilities	21,881
Net assets	$612,992
Summary of Net Assets:
Capital stock and paid-in-capital	$584,278
Accumulated undistributed net investment income	1,512
Accumulated net realized loss on investments and foreign currency transactions	(1,866)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	29,068
Net assets	$612,992
Shares authorized	1,050,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.02/$11.66
Shares outstanding	35,870
Net assets	$395,347
Class B: Net asset value per share	$10.98
Shares outstanding	850
Net assets	$9,328
Class C: Net asset value per share	$10.94
Shares outstanding	12,813
Net assets	$140,127
Class I: Net asset value per share	$11.02
Shares outstanding	5,640
Net assets	$62,139
Class R3: Net asset value per share	$11.06
Shares outstanding	482
Net assets	$5,333
Class R4: Net asset value per share	$11.06
Shares outstanding	42
Net assets	$463
Class R5: Net asset value per share	$11.06
Shares outstanding	11
Net assets	$119
Class Y: Net asset value per share	$11.05
Shares outstanding	12
Net assets	$136

* Cash of $115 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$6,542
Interest	9,575
Less: Foreign tax withheld	(107)
Total investment income	16,010

Expenses:
Investment management fees	2,793
Administrative services fees	5
Transfer agent fees	448
Distribution fees
Class A	655
Class B	61
Class C	894
Class R3	10
Class R4	1
Custodian fees	19
Accounting services fees	70
Registration and filing fees	154
Board of Directors' fees	7
Audit fees	15
Other expenses	90
Total expenses (before waivers and fees paid indirectly)	5,222
Expense waivers	(1,954)
Commission recapture	—
Total waivers and fees paid indirectly	(1,954)
Total expenses, net	3,268
Net Investment Income	12,742
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	4,196
Net realized gain on futures	350
Net realized gain on swap contracts	6
Net realized gain on foreign currency contracts	59
Net realized loss on other foreign currency transactions	(83)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,528
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,759
Net unrealized appreciation of futures	189
Net unrealized depreciation of swap contracts	(128)
Net unrealized appreciation of foreign currency contracts	48
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	12,866
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	17,394
Net Increase in Net Assets Resulting from Operations	$30,136

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$12,742	$4,613
Net realized gain on investments, other financial instruments and foreign currency transactions	4,528	2,647
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	12,866	12,568
Net Increase In Net Assets Resulting From Operations	30,136	19,828
Distributions to Shareholders:
From net investment income
Class A	(8,300)	(3,404)
Class B	(143)	(102)
Class C	(2,280)	(573)
Class I	(1,041)	(159)
Class R3	(45)	(1)
Class R4	(10)	(2)
Class R5	(4)	(2)
Class Y	(5)	(4)
Total distributions	(11,828)	(4,247)
Capital Share Transactions:
Class A	204,729	106,725
Class B	4,020	868
Class C	83,513	43,514
Class I	42,804	16,907
Class R3	5,193	157
Class R4	334	103
Class R5	4	102
Class Y	5	4
Net increase from capital share transactions	340,602	168,380
Net Increase In Net Assets	358,910	183,961
Net Assets:
Beginning of period	254,082	70,121
End of period	$612,992	$254,082
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,512	$603

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$48	$—	$—	$—	$—	$48
Variation margin receivable *	155	—	—	—	—	—	155
Total	$155	$48	$—	$—	$—	$—	$203

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$39	$—	$—	$—	$—	$39
Unrealized depreciation on swap contracts	—	—	128	—	—	—	128
Variation margin payable *	203	—	—	—	—	—	203
Total	$203	$39	$128	$—	$—	$—	$370

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $129 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$350	$—	$—	$—	$—	$—	$350
Net realized gain on swap contracts	—	—	6	—	—	—	6
Net realized gain on foreign currency contracts	—	59	—	—	—	—	59
Total	$350	$59	$6	$—	$—	$—	$415

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$189	$—	$—	$—	$—	$—	$189
Net change in unrealized depreciation of swap contracts	—	—	(128)	—	—	—	(128)
Net change in unrealized appreciation of foreign currency contracts	—	48	—	—	—	—	48
Total	$189	$48	$(128)	$—	$—	$—	$109

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$11,828	$4,247

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,542
Accumulated Capital Losses *	(955)
Unrealized Appreciation †	28,127
Total Accumulated Earnings	$28,714

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(5)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$955
Total	$955

As of October 31, 2011, the Fund utilized $4,545 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

Effective October 1, 2009, HIFSCO voluntarily agreed to waive investment management fees of 0.50% of average daily net assets until October 31, 2010. This investment management fee waiver was extended until February 29, 2012.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	0.67%
Class B Shares	1.50
Class C Shares	1.40
Class I Shares	0.44
Class R3 Shares	1.00
Class R4 Shares	0.70
Class R5 Shares	0.40
Class Y Shares	0.31

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31,

2011, HIFSCO received front-end load sales charges of $6,424 and contingent deferred sales charges of $48 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $91.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11
Class Y	12

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$431,449
Sales Proceeds Excluding U.S. Government Obligations	106,011
Cost of Purchases for U.S. Government Obligations	6,168
Sales Proceeds for U.S. Government Obligations	2,749

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	23,720	734	(5,482)	—	18,972	13,697	318	(3,464)	—	10,551
Amount	$256,063	$7,863	$(59,197)	$—	$204,729	$137,858	$3,168	$(34,301)	$—	$106,725
Class B
Shares	509	13	(149)	—	373	162	10	(86)	—	86
Amount	$5,481	$140	$(1,601)	$—	$4,020	$1,621	$98	$(851)	$—	$868
Class C
Shares	8,989	183	(1,393)	—	7,779	4,655	48	(351)	—	4,352
Amount	$96,508	$1,951	$(14,946)	$—	$83,513	$46,533	$476	$(3,495)	$—	$43,514
Class I
Shares	5,520	86	(1,635)	—	3,971	2,065	12	(408)	—	1,669
Amount	$59,430	$926	$(17,552)	$—	$42,804	$20,985	$121	$(4,199)	$—	$16,907
Class R3
Shares	1,041	4	(579)	—	466	16	—	—	—	16
Amount	$11,415	$45	$(6,267)	$—	$5,193	$156	$1	$—	$—	$157
Class R4
Shares	41	1	(11)	—	31	11	—	—	—	11
Amount	$442	$10	$(118)	$—	$334	$101	$2	$—	$—	$103
Class R5
Shares	—	1	—	—	1	10	—	—	—	10
Amount	$—	$4	$—	$—	$4	$100	$2	$—	$—	$102
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$5	$—	$—	$5	$—	$4	$—	$—	$4
Total
Shares	39,820	1,022	(9,249)	—	31,593	20,616	389	(4,309)	—	16,696
Amount	$429,339	$10,944	$(99,681)	$—	$340,602	$207,354	$3,872	$(42,846)	$—	$168,380

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	16	$173
For the Year Ended October 31, 2010	10	$98

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$10.55	$0.37	$–	$0.44	$0.81	$(0.34)	$–	$–	$(0.34)	$0.47	$11.02
B	10.51	0.28	–	0.44	0.72	(0.25)	–	–	(0.25)	0.47	10.98
C	10.48	0.29	–	0.44	0.73	(0.27)	–	–	(0.27)	0.46	10.94
I	10.54	0.39	–	0.45	0.84	(0.36)	–	–	(0.36)	0.48	11.02
R3	10.58	0.32	–	0.46	0.78	(0.30)	–	–	(0.30)	0.48	11.06
R4	10.58	0.37	–	0.44	0.81	(0.33)	–	–	(0.33)	0.48	11.06
R5	10.58	0.41	–	0.44	0.85	(0.37)	–	–	(0.37)	0.48	11.06
Y	10.57	0.42	–	0.43	0.85	(0.37)	–	–	(0.37)	0.48	11.05

For the Year Ended October 31, 2010
A	9.44	0.33	–	1.11	1.44	(0.33)	–	–	(0.33)	1.11	10.55
B	9.40	0.29	–	1.07	1.36	(0.25)	–	–	(0.25)	1.11	10.51
C	9.40	0.26	–	1.10	1.36	(0.28)	–	–	(0.28)	1.08	10.48
I(F)	9.81	0.25	–	0.74	0.99	(0.26)	–	–	(0.26)	0.73	10.54
R3(I)	9.75	0.13	–	0.84	0.97	(0.14)	–	–	(0.14)	0.83	10.58
R4(I)	9.75	0.14	–	0.84	0.98	(0.15)	–	–	(0.15)	0.83	10.58
R5(I)	9.75	0.16	–	0.84	1.00	(0.17)	–	–	(0.17)	0.83	10.58
Y	9.46	0.42	–	1.05	1.47	(0.36)	–	–	(0.36)	1.11	10.57

For the Year Ended October 31, 2009 (E)
A	8.22	0.38	–	1.23	1.61	(0.39)	–	–	(0.39)	1.22	9.44
B	8.20	0.31	–	1.23	1.54	(0.34)	–	–	(0.34)	1.20	9.40
C	8.19	0.31	–	1.23	1.54	(0.33)	–	–	(0.33)	1.21	9.40
Y	8.24	0.42	–	1.22	1.64	(0.42)	–	–	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	–	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	(2.80)	8.22
B	10.98	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.20
C	10.97	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.19
Y	11.03	0.44	–	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	–	0.59	0.93	(0.33)	–	–	(0.33)	0.60	11.02
B	10.41	0.26	–	0.59	0.85	(0.28)	–	–	(0.28)	0.57	10.98
C	10.41	0.26	–	0.58	0.84	(0.28)	–	–	(0.28)	0.56	10.97
Y	10.42	0.41	–	0.56	0.97	(0.36)	–	–	(0.36)	0.61	11.03

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 26, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 28, 2010.

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

7.78%		$395,347	1.17%		0.67%		0.67%		3.44%		29%
6.96		9,328	2.05		1.50		1.50		2.61		–
7.05		140,127	1.90		1.40		1.40		2.70		–
8.11		62,139	0.94		0.44		0.44		3.62		–
7.45		5,333	1.50		1.00		1.00		2.96		–
7.82		463	1.22		0.70		0.70		3.37		–
8.13		119	0.91		0.40		0.40		3.75		–
8.23		136	0.81		0.31		0.31		3.84		–

15.55		178,227	1.24		0.74		0.74		3.73		34
14.69		5,008	2.13		1.50		1.50		3.07		–
14.66		52,740	1.98		1.48		1.48		2.82		–
10.23	(G)	17,593	0.99	(H)	0.49	(H)	0.49	(H)	3.52	(H)	–
10.03	(G)	166	1.58	(H)	1.01	(H)	1.01	(H)	3.03	(H)	–
10.17	(G)	112	1.28	(H)	0.71	(H)	0.71	(H)	3.40	(H)	–
10.33	(G)	110	0.96	(H)	0.41	(H)	0.41	(H)	3.70	(H)	–
15.87		126	0.86		0.35		0.35		4.24		–

20.29		59,923	1.32		1.19		1.19		4.56		63
19.37		3,681	2.26		1.90		1.90		3.80		–
19.44		6,409	2.10		1.94		1.94		3.81		–
20.67		108	0.94		0.85		0.85		4.96		–

(22.01)		36,544	1.25		1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		2.00		3.35		–
(22.55)		4,007	2.04		2.00		2.00		3.34		–
(21.67)		90	0.91		0.90		0.90		4.43		–

9.07		40,501	1.33		1.19		1.19		3.57		27
8.22		2,280	2.21		2.00		2.00		2.76		–
8.17		4,256	2.14		2.00		2.00		2.76		–
9.43		115	1.04		0.90		0.90		3.86		–

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	50.00%
QDI†	55.00%
QII‡	60.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

‡	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$998.10	$3.33	$1,000.00	$1,021.87	$3.37	0.66%	184	365
Class B	$1,000.00	$994.20	$7.55	$1,000.00	$1,017.63	$7.64	1.50	184	365
Class C	$1,000.00	$994.80	$7.00	$1,000.00	$1,018.19	$7.08	1.39	184	365
Class I	$1,000.00	$999.20	$2.15	$1,000.00	$1,023.05	$2.18	0.43	184	365
Class R3	$1,000.00	$999.80	$5.03	$1,000.00	$1,020.17	$5.08	1.00	184	365
Class R4	$1,000.00	$996.30	$3.52	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class R5	$1,000.00	$998.70	$2.02	$1,000.00	$1,023.19	$2.04	0.40	184	365
Class Y	$1,000.00	$1,000.20	$1.50	$1,000.00	$1,023.71	$1.52	0.30	184	365

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Balanced Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-BI11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Capital Appreciation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Capital Appreciation A#	-5.71%	-1.50%	5.31%
Capital Appreciation A##	-10.90%	-2.60%	4.72%
Capital Appreciation B#	-6.50%	-2.29%	NA*
Capital Appreciation B##	-11.17%	-2.61%	NA*
Capital Appreciation C#	-6.43%	-2.20%	4.59%
Capital Appreciation C##	-7.36%	-2.20%	4.59%
Capital Appreciation I#	-5.50%	-1.21%	5.47%
Capital Appreciation R3#	-5.99%	-1.77%	5.45%
Capital Appreciation R4#	-5.71%	-1.46%	5.61%
Capital Appreciation R5#	-5.43%	-1.18%	5.76%
Capital Appreciation Y#	-5.32%	-1.07%	5.82%
Russell 3000 Index	7.90%	0.55%	4.37%
S&P 500 Index	8.07%	0.25%	3.69%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation Fund returned -5.71%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmarks, the Russell 3000 Index and S&P 500 Index, which returned 7.90% and 8.07%, respectively, for the same period. The Fund also underperformed the 5.15% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade U.S. government long-term debt. Following the difficult third quarter, equity markets surged ahead in October, as solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors’ enthusiasm for stocks. Nine of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Energy (+19%), Utilities (+15%), and Consumer Staples (+12%) sectors, while the Financials (-4%), Materials (+3%), and Industrials (+6%) sectors lagged the broader index returns.

The Fund underperformed its benchmark due to both security selection and allocation among sectors. Stock selection within the Industrials, Consumer Discretionary, and Energy sectors was particularly weak. Sector allocation, a result of bottom-up stock selection (i.e. stock by stock fundamental research), detracted from benchmark-relative returns due to an underweight allocation (i.e. the Fund’s sector position was less than the benchmark position) to the strong-performing Energy sector and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the weaker performing Financials sector. Our decision not to own any Utilities names, a sector that outperformed, also detracted from relative results.

Ford Motor Company (Consumer Discretionary), United Continental (Industrials), and Teva Pharmaceutical (Health Care) detracted most from returns on a relative basis (i.e. performance of the Fund as measured against the benchmark). Ford Motor came under pressure during the period due to results that fell short of expectations as replenishment of the U.S. inventory channel, which boosted prior results, came to an end and Europe sales remained weak. Also, a consumer slowdown in the second half of 2011, coupled with the impact of Japanese parts shortages due to the tsunami, pushed shares lower. Shares of recently merged airline United Continental underperformed as investors awaited clarity on the merger integration process and assessed the potential impact of rising fuel costs. Shares of pharmaceutical company Teva fell as the company missed earnings for the fourth quarter of 2010 and lowered 2011 guidance. The earnings miss was driven largely by two plant shutdowns due to production quality issues. In addition, results were disappointing from phase III trials for a new multiple sclerosis candidate, Bravo. Continuing concerns over potential competition to Bravo’s predecessor, Copaxone, also pressured the stock. On an absolute (i.e. total return) basis, Goldman Sachs (Financials) also detracted from results.

The top contributors to relative performance were UnitedHealth Group (Health Care), Bank of America (Financials), and TJX Companies (Consumer Discretionary). Shares of health care benefits and services provider UnitedHealth rose as the company reported strong fourth quarter earnings that beat analysts’ estimates, driven in part by the reduced use of services by its members. Investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Bank of America stock declined amid negative headlines regarding litigation uncertainty related to its ownership of Countrywide Financial. Not owning the stock during the period aided relative results. TJX Companies is an apparel and home fashions retailer with locations throughout the United States and internationally. The company has seen healthy growth domestically, with solid same store sales growth and attractive new store productivity. Pfizer (Health Care) and Oracle (Information Technology) were among the top contributors to absolute performance during the period.

What is the outlook?
In this environment, we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. At the end of the period our bottom-up decisions resulted in overweights in the Industrials, Financials, and Materials sectors and underweights in the Consumer Staples, Utilities, and Telecommunication Services sectors relative to the Russell 3000 Index.

3

The Hartford Capital Appreciation Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011

Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	7.8%
Banks (Financials)	4.8
Capital Goods (Industrials)	8.1
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	11.2
Energy (Energy)	11.4
Food & Staples Retailing (Consumer Staples)	2.1
Food, Beverage & Tobacco (Consumer Staples)	2.7
Health Care Equipment & Services (Health Care)	2.2
Insurance (Financials)	3.0
Materials (Materials)	6.4
Media (Consumer Discretionary)	0.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.6
Retailing (Consumer Discretionary)	2.2
Semiconductors & Semiconductor Equipment (Information Technology)	4.5
Software & Services (Information Technology)	9.4
Technology Hardware & Equipment (Information Technology)	4.4
Telecommunication Services (Services)	0.5
Transportation (Industrials)	7.0
Total	97.7%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Belgium	1.4%
Brazil	2.1
Canada	3.1
China	0.3
Finland	1.0
France	1.5
Hong Kong	0.0
India	0.3
Israel	3.4
Japan	7.1
Jersey	1.0
Malaysia	0.3
Netherlands	1.3
Norway	0.6
Singapore	0.3
South Africa	1.0
South Korea	1.3
Switzerland	1.8
United Kingdom	2.0
United States	68.2
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles & Components - 7.8%
62,216	Ford Motor Co. w/ Rights ●	$726,679
11,168	Goodyear Tire & Rubber Co. ●	160,367
4,639	TRW Automotive Holdings Corp. ●	195,293
		1,082,339
	Banks - 4.8%
6,585	Banco Santander Brasil S.A.	59,921
305	Credicorp Ltd.	33,143
77,964	Mitsubishi UFJ Financial Group, Inc.	338,828
1,000	Oversea-Chinese Banking Corp., Ltd.	6,695
3,335	Standard Chartered plc	77,826
996	State Bank of India	38,743
3,879	Wells Fargo & Co.	100,492
		655,648
	Capital Goods - 8.1%
20,034	General Electric Co.	334,770
2,289	Honeywell International, Inc.	119,943
37,908	Itochu Corp.	374,927
1,967	Navistar International Corp. ●	82,735
3,656	Safran S.A.	119,392
1,497	Vallourec	90,743
		1,122,510
	Consumer Services - 0.6%
–	Diamond Resorts LLC ⌂†	80,883

	Diversified Financials - 11.2%
9,910	Citigroup, Inc.	313,051
3,293	GAM Holding Ltd.	39,367
2,907	Goldman Sachs Group, Inc.	318,511
20,136	ING Groep N.V. ●	173,590
20,225	JP Morgan Chase & Co.	703,014
		1,547,533
	Energy - 11.4%
13,084	Chesapeake Energy Corp.	367,914
3,983	ENSCO International plc	197,778
845	EOG Resources, Inc.	75,542
1,734	Exxon Mobil Corp.	135,439
4,824	Imperial Oil Ltd.	198,829
3,706	Pacific Rubiales Energy Corp.	86,399
8,748	Petroleo Brasileiro S.A. ADR	236,293
4,272	Petroleum Geo-Services ●	46,412
1,445	Pioneer Natural Resources Co.	121,258
3,533	Suncor Energy, Inc.	112,725
		1,578,589
	Food & Staples Retailing - 2.1%
7,097	CVS Caremark Corp.	257,629
18,754	Olam International Ltd.	37,565
		295,194
	Food, Beverage & Tobacco - 2.7%
1,914	Anheuser-Busch InBev N.V.	106,162
5,354	Kraft Foods, Inc.	188,365
3,566	Smithfield Foods, Inc. ●	81,510
		376,037
	Health Care Equipment & Services - 2.2%
1,857	Covidien International plc	87,367
4,382	UnitedHealth Group, Inc.	210,272
		297,639
	Insurance - 3.0%
3,889	Aflac, Inc.	175,336
6,398	American International Group, Inc. ●	157,977
1,621	AON Corp.	75,589
		408,902
	Materials - 6.4%
3,203	AngloGold Ltd. ADR	144,812
675	Barrick Gold Corp.	33,393
15,260	Dow Chemical Co.	425,460
20,448	Glencore International plc	143,145
2,300	Mosaic Co.	134,688
6,530	Sino Forest Corp. Class A ⌂●†	6,285
		887,783
	Media - 0.8%
2,335	DirecTV Class A ●	106,166
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†∞	–
		106,166
	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
3,063	Agilent Technologies, Inc. ●	113,545
150	Biogen Idec, Inc. ●	17,435
9,887	Daiichi Sankyo Co., Ltd.	192,042
20,171	Excel Medical Fund L.P. ⌂●†Ђ	16,216
1,293	Roche Holding AG	212,142
5,429	Shionogi & Co., Ltd.	73,904
11,438	Teva Pharmaceutical Industries Ltd. ADR	467,246
2,007	UCB S.A.	88,181
		1,180,711
	Retailing - 2.2%
36,752	Buck Holdings L.P. ⌂●†	93,751
3,520	TJX Cos., Inc.	207,404
		301,155
	Semiconductors & Semiconductor Equipment - 4.5%
2,644	Altera Corp.	100,253
4,688	Avago Technologies Ltd.	158,311
201	Samsung Electronics Co., Ltd.	172,719
6,062	Texas Instruments, Inc.	186,285
		617,568
	Software & Services - 9.4%
5,274	Activision Blizzard, Inc.	70,623
8,288	eBay, Inc. ●	263,807
694	Google, Inc. ●	411,411
361	IBM Corp.	66,725
4,706	Microsoft Corp.	125,329
9,887	Oracle Corp.	323,997
583	Sohu.com, Inc. ●	35,237
		1,297,129
	Technology Hardware & Equipment - 4.4%
582	Apple, Inc. ●	235,541
3,875	Cisco Systems, Inc.	71,802
2,874	EMC Corp. ●	70,432
3,599	Juniper Networks, Inc. ●	88,072
20,762	Nokia Oyj	139,714
		605,561
	Telecommunication Services - 0.5%
609	American Tower Corp. Class A ●	33,534
2,225	Telenor ASA	39,636
		73,170
	Transportation - 7.0%
29,165	AirAsia Berhad	36,652
23,534	Delta Air Lines, Inc. ●	200,508
3,203	FedEx Corp.	262,126

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Transportation - 7.0% - (continued)
13,371	Hertz Global Holdings, Inc. ●		$155,098
15,818	United Continental Holdings, Inc. ●		305,596
			959,980
	Total common stocks
	(cost $13,857,451)		$13,474,497

CORPORATE BONDS - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$46,962

	Total corporate bonds
	(cost $95,220)		$46,962

	Total long-term investments
	(cost $13,952,671)		$13,521,459

SHORT-TERM INVESTMENTS - 2.1%
Repurchase Agreements - 2.1%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing
	on 11/01/2011 in the amount of $17,706,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $18,060)
$17,706	0.11%, 10/31/2011		$17,706
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in
	the amount of $169,095, collateralized by
	FNMA 5.50%, 2041, GNMA 4.00%,
	2040, U.S. Treasury Bond 8.13%, 2021,
	U.S. Treasury Note 2.50% - 3.63%, 2015
	- 2020, value of $172,477)
169,095	0.11%, 10/31/2011		169,095
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $23,904,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $24,382)
23,903	0.11%, 10/31/2011		23,903
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in
	the amount of $3, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $3)
3	0.11%, 10/31/2011		3
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $82,334,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $83,981)
82,334	0.11%, 10/31/2011		82,334
			293,041
	Total short-term investments
	(cost $293,041)		$293,041

	Total investments
	(cost $14,245,712) ▲	100.1%	$13,814,500
	Other assets and liabilities	(0.1)%	(17,347)
	Total net assets	100.0%	$13,797,153

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 29.8% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $14,354,113 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,097,179
Unrealized Depreciation	(1,636,792)
Net Unrealized Depreciation	$(539,613)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $197,135, which represents 1.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $46,962, which represents 0.3% of total net assets.

∞
Securities exempt from registration under Regulation D of the Securities Act of 1933.  The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available.  Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

Ђ	As of October 31, 2011, the Fund has future commitments to purchase an additional $11,162.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$24,919
07/2011	–	Diamond Resorts LLC	89,870
03/2008 - 10/2011	20,171	Excel Medical Fund L.P.	18,995
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636
01/2010 - 06/2011	6,530	Sino Forest Corp. Class A	111,488

At October 31, 2011, the aggregate value of these securities was $197,135, which represents 1.4% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Deutsche Bank Securities	Sell	$276,114	$262,556	03/02/2012	$(13,558)
Japanese Yen	Morgan Stanley	Sell	276,115	262,697	03/02/2012	(13,418)
Japanese Yen	UBS AG	Sell	275,701	262,240	03/02/2012	(13,461)
						$(40,437)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,082,339	$1,082,339	$–	$–
Banks	655,648	193,556	462,092	–
Capital Goods	1,122,510	537,448	585,062	–
Consumer Services	80,883	–	–	80,883
Diversified Financials	1,547,533	1,334,576	212,957	–
Energy	1,578,589	1,532,177	46,412	–
Food & Staples Retailing	295,194	257,629	37,565	–
Food, Beverage & Tobacco	376,037	269,875	106,162	–
Health Care Equipment & Services	297,639	297,639	–	–
Insurance	408,902	408,902	–	–
Materials	887,783	738,353	143,145	6,285
Media	106,166	106,166	–	–
Pharmaceuticals, Biotechnology & Life Sciences	1,180,711	598,226	566,269	16,216
Retailing	301,155	207,404	–	93,751
Semiconductors & Semiconductor Equipment	617,568	444,849	172,719	–
Software & Services	1,297,129	1,297,129	–	–
Technology Hardware & Equipment	605,561	465,847	139,714	–
Telecommunication Services	73,170	33,534	39,636	–
Transportation	959,980	923,328	36,652	–
Total	13,474,497	10,728,977	2,548,385	197,135
Corporate Bonds	46,962	–	46,962	–
Short-Term Investments	293,041	–	293,041	–
Total	$13,814,500	$10,728,977	$2,888,388	$197,135
Liabilities:
Foreign Currency Contracts*	40,437	–	40,437	–
Total	$40,437	$–	$40,437	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$94,078	$37,868	$(113,435	)†	$—	$99,628	$(107,989)	$186,985	$—	$197,135
Total	$94,078	$37,868	$(113,435)		$—	$99,628	$(107,989)	$186,985	$—	$197,135

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(113,435).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $14,245,712)	$13,814,500
Cash	—
Receivables:
Investment securities sold	42,967
Fund shares sold	10,313
Dividends and interest	29,138
Other assets	351
Total assets	13,897,269
Liabilities:
Unrealized depreciation on foreign currency contracts	40,437
Payables:
Investment securities purchased	8,718
Fund shares redeemed	45,097
Investment management fees	1,773
Administrative fees	16
Distribution fees	833
Accrued expenses	3,242
Total liabilities	100,116
Net assets	$13,797,153
Summary of Net Assets:
Capital stock and paid-in-capital	$15,637,654
Accumulated undistributed net investment income	224,030
Accumulated net realized loss on investments and foreign currency transactions	(1,592,657)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(471,874)
Net assets	$13,797,153

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$30.55/$32.33
Shares outstanding	191,829
Net assets	$5,859,434
Class B: Net asset value per share	$26.76
Shares outstanding	20,924
Net assets	$559,856
Class C: Net asset value per share	$26.94
Shares outstanding	77,805
Net assets	$2,096,461
Class I: Net asset value per share	$30.61
Shares outstanding	106,298
Net assets	$3,254,198
Class R3: Net asset value per share	$32.17
Shares outstanding	4,282
Net assets	$137,767
Class R4: Net asset value per share	$32.68
Shares outstanding	6,874
Net assets	$224,653
Class R5: Net asset value per share	$33.09
Shares outstanding	6,177
Net assets	$204,417
Class Y: Net asset value per share	$33.26
Shares outstanding	43,910
Net assets	$1,460,367

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$314,472
Interest	13,683
Less: Foreign tax withheld	(15,796)
Total investment income	312,359

Expenses:
Investment management fees	121,700
Administrative services fees	908
Transfer agent fees	27,651
Distribution fees
Class A	19,074
Class B	7,422
Class C	27,687
Class R3	714
Class R4	671
Custodian fees	506
Accounting services fees	2,913
Registration and filing fees	798
Board of Directors' fees	423
Audit fees	101
Other expenses	3,329
Total expenses (before waivers and fees paid indirectly)	213,897
Expense waivers	(8)
Commission recapture	(493)
Custodian fee offset	—
Total waivers and fees paid indirectly	(501)
Total expenses, net	213,396
Net Investment Income	98,963
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,571,885
Net realized loss on foreign currency contracts	(73,524)
Net realized loss on other foreign currency transactions	(240)
Net Realized Gain on Investments and Foreign Currency Transactions	1,498,121
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,643,029)
Net unrealized appreciation of foreign currency contracts	147,019
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1,862)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(2,497,872)
Net Loss on Investments and Foreign Currency Transactions	(999,751)
Net Decrease in Net Assets Resulting from Operations	$(900,788)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$98,963	$74,287
Net realized gain on investments and foreign currency transactions	1,498,121	1,066,267
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(2,497,872)	1,547,866
Net Increase (Decrease) In Net Assets Resulting From Operations	(900,788)	2,688,420
Capital Share Transactions:
Class A	(2,382,527)	(1,785,284)
Class B	(234,200)	(332,703)
Class C	(767,045)	(312,068)
Class I	(1,242,070)	1,648,340
Class R3	20,562	86,575
Class R4	(33,140)	47,009
Class R5	(1,199)	13,237
Class Y	(619,114)	445,417
Net decrease from capital share transactions	(5,258,733)	(189,477)
Proceeds from regulatory settlements	—	245
Net Increase (Decrease) In Net Assets	(6,159,521)	2,499,188
Net Assets:
Beginning of period	19,956,674	17,457,486
End of period	$13,797,153	$19,956,674
Accumulated undistributed (distribution in excess of) net investment income (loss)	$224,030	$187,455

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur

12

after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

14

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$40,437	$—	$—	$—	$—	$40,437
Total	$—	$40,437	$—	$—	$—	$—	$40,437

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(73,524)	$—	$—	$—	$—	$(73,524)
Total	$—	$(73,524)	$—	$—	$—	$—	$(73,524)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$147,019	$—	$—	$—	$—	$147,019
Total	$—	$147,019	$—	$—	$—	$—	$147,019

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Ordinary Income	$224,030
Accumulated Capital Losses *	(1,524,693)
Unrealized Depreciation †	(539,838)
Total Accumulated Deficit	$(1,840,501)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(62,388)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	62,704
Capital Stock and Paid-In-Capital	(316)

18

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,524,693
Total	$1,524,693

As of October 31, 2011, the Fund utilized $1,509,365 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.12%
Class B Shares	1.95
Class C Shares	1.84
Class I Shares	0.87
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.79
Class Y Shares	0.70

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $11,810 and contingent deferred sales charges of $1,653 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be

20

remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $255.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $25. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62

8.	Affiliate Holdings:

As of October 31, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 18,334 Class Y shares of the Fund.

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$13,763,807
Sales Proceeds Excluding U.S. Government Obligations	18,235,139

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	24,455	—	(96,070)	—	(71,615)	57,732	—	(116,889)	—	(59,157)
Amount	$817,803	$—	$(3,200,330)	$—	$(2,382,527)	$1,763,382	$—	$(3,548,666)	$—	$(1,785,284)
Class B
Shares	311	—	(8,346)	—	(8,035)	319	—	(12,544)	—	(12,225)
Amount	$9,069	$—	$(243,269)	$—	$(234,200)	$8,667	$—	$(341,370)	$—	$(332,703)
Class C
Shares	6,268	—	(32,717)	—	(26,449)	13,487	—	(25,134)	—	(11,647)
Amount	$189,270	$—	$(956,315)	$—	$(767,045)	$367,843	$—	$(679,911)	$—	$(312,068)
Class I
Shares	59,038	—	(100,354)	—	(41,316)	83,837	—	(29,891)	—	53,946
Amount	$2,008,451	$—	$(3,250,521)	$—	$(1,242,070)	$2,549,531	$—	$(901,191)	$—	$1,648,340
Class R3
Shares	1,414	—	(843)	—	571	3,069	—	(390)	—	2,679
Amount	$50,348	$—	$(29,786)	$—	$20,562	$99,172	$—	$(12,597)	$—	$86,575
Class R4
Shares	1,617	—	(2,557)	—	(940)	3,050	—	(1,576)	—	1,474
Amount	$58,014	$—	$(91,154)	$—	$(33,140)	$98,778	$—	$(51,769)	$—	$47,009
Class R5
Shares	2,932	—	(2,929)	—	3	1,542	—	(1,127)	—	415
Amount	$98,009	$—	$(99,208)	$—	$(1,199)	$50,179	$—	$(36,942)	$—	$13,237
Class Y
Shares	10,324	—	(28,944)	—	(18,620)	26,347	—	(12,585)	—	13,762
Amount	$368,490	$—	$(987,604)	$—	$(619,114)	$860,385	$—	$(414,968)	$—	$445,417
Total
Shares	106,359	—	(272,760)	—	(166,401)	189,383	—	(200,136)	—	(10,753)
Amount	$3,599,454	$—	$(8,858,187)	$—	$(5,258,733)	$5,797,937	$—	$(5,987,414)	$—	$(189,477)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	1,082	$36,097
For the Year Ended October 31, 2010	4,036	$124,838

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $245, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

22

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Capital Appreciation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$32.40	$0.19	$–	$(2.04)	$(1.85)	$–	$–	$–	$–	$(1.85)	$30.55
B	28.62	(0.08)	–	(1.78)	(1.86)	–	–	–	–	(1.86)	26.76
C	28.79	(0.05)	–	(1.80)	(1.85)	–	–	–	–	(1.85)	26.94
I	32.39	0.27	–	(2.05)	(1.78)	–	–	–	–	(1.78)	30.61
R3	34.22	0.10	–	(2.15)	(2.05)	–	–	–	–	(2.05)	32.17
R4	34.66	0.21	–	(2.19)	(1.98)	–	–	–	–	(1.98)	32.68
R5	34.99	0.32	–	(2.22)	(1.90)	–	–	–	–	(1.90)	33.09
Y	35.13	0.36	–	(2.23)	(1.87)	–	–	–	–	(1.87)	33.26

For the Year Ended October 31, 2010 (E)
A	28.02	0.14	–	4.24	4.38	–	–	–	–	4.38	32.40
B	24.95	(0.10)	–	3.77	3.67	–	–	–	–	3.67	28.62
C	25.07	(0.07)	–	3.79	3.72	–	–	–	–	3.72	28.79
I	27.94	0.21	–	4.24	4.45	–	–	–	–	4.45	32.39
R3	29.67	0.05	–	4.50	4.55	–	–	–	–	4.55	34.22
R4	29.96	0.16	–	4.54	4.70	–	–	–	–	4.70	34.66
R5	30.15	0.26	–	4.58	4.84	–	–	–	–	4.84	34.99
Y	30.24	0.29	–	4.60	4.89	–	–	–	–	4.89	35.13

For the Year Ended October 31, 2009 (E)
A	23.43	0.14	–	4.76	4.90	(0.31)	–	–	(0.31)	4.59	28.02
B	20.77	(0.05)	–	4.28	4.23	(0.05)	–	–	(0.05)	4.18	24.95
C	20.91	(0.03)	–	4.29	4.26	(0.10)	–	–	(0.10)	4.16	25.07
I	23.41	0.14	–	4.82	4.96	(0.43)	–	–	(0.43)	4.53	27.94
R3	24.92	0.05	–	5.07	5.12	(0.37)	–	–	(0.37)	4.75	29.67
R4	25.08	0.15	–	5.12	5.27	(0.39)	–	–	(0.39)	4.88	29.96
R5	25.21	0.20	–	5.17	5.37	(0.43)	–	–	(0.43)	4.94	30.15
Y	25.28	0.27	–	5.14	5.41	(0.45)	–	–	(0.45)	4.96	30.24

For the Year Ended October 31, 2008 (E)
A	46.08	0.20	–	(19.12)	(18.92)	–	(3.73)	–	(3.73)	(22.65)	23.43
B	41.59	(0.09)	–	(17.00)	(17.09)	–	(3.73)	–	(3.73)	(20.82)	20.77
C	41.82	(0.06)	–	(17.12)	(17.18)	–	(3.73)	–	(3.73)	(20.91)	20.91
I	45.90	0.28	–	(19.04)	(18.76)	–	(3.73)	–	(3.73)	(22.49)	23.41
R3	48.91	0.09	–	(20.35)	(20.26)	–	(3.73)	–	(3.73)	(23.99)	24.92
R4	49.05	0.22	–	(20.46)	(20.24)	–	(3.73)	–	(3.73)	(23.97)	25.08
R5	49.15	0.34	–	(20.55)	(20.21)	–	(3.73)	–	(3.73)	(23.94)	25.21
Y	49.23	0.36	–	(20.58)	(20.22)	–	(3.73)	–	(3.73)	(23.95)	25.28

For the Year Ended October 31, 2007 (E)
A	39.67	0.16	–	9.42	9.58	(0.13)	(3.04)	–	(3.17)	6.41	46.08
B	36.25	(0.15)	–	8.53	8.38	–	(3.04)	–	(3.04)	5.34	41.59
C	36.40	(0.12)	–	8.58	8.46	–	(3.04)	–	(3.04)	5.42	41.82
I	39.69	0.26	–	9.39	9.65	(0.40)	(3.04)	–	(3.44)	6.21	45.90
R3(G)	40.22	0.01	–	8.68	8.69	–	–	–	–	8.69	48.91
R4(G)	40.22	0.02	–	8.81	8.83	–	–	–	–	8.83	49.05
R5(G)	40.22	0.08	–	8.85	8.93	–	–	–	–	8.93	49.15
Y	42.19	0.34	–	10.06	10.40	(0.32)	(3.04)	–	(3.36)	7.04	49.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(5.71)%		$5,859,434	1.12%		1.12%		1.12%		0.55%		75%
(6.50)		559,856	1.95		1.95		1.95		(0.28)		–
(6.43)		2,096,461	1.84		1.84		1.84		(0.16)		–
(5.50)		3,254,198	0.87		0.87		0.87		0.81		–
(5.99)		137,767	1.41		1.40		1.40		0.30		–
(5.71)		224,653	1.10		1.10		1.10		0.59		–
(5.43)		204,417	0.80		0.80		0.80		0.89		–
(5.32)		1,460,367	0.70		0.70		0.70		0.98		–

15.63		8,535,338	1.15		1.15		1.15		0.45		70
14.71		828,754	1.95		1.95		1.95		(0.36)		–
14.84		3,001,079	1.85		1.85		1.85		(0.25)		–
15.93		4,781,187	0.88		0.88		0.88		0.70		–
15.34		126,972	1.42		1.41		1.41		0.17		–
15.69		270,804	1.10		1.10		1.10		0.49		–
16.05		215,999	0.80		0.80		0.80		0.79		–
16.17		2,196,541	0.70		0.70		0.70		0.89		–

21.40		9,038,634	1.22		1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		2.02		(0.22)		–
20.54		2,905,481	1.93		1.93		1.93		(0.15)		–
21.84		2,616,775	0.89		0.89		0.89		0.59		–
21.08		30,633	1.46		1.46		1.46		0.19		–
21.53		189,912	1.12		1.12		1.12		0.60		–
21.89		173,619	0.81		0.81		0.81		0.75		–
22.01		1,474,927	0.72		0.72		0.72		1.05		–

(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		–
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		–
(44.27)		438,528	0.81		0.81		0.81		0.87		–
(44.64)		7,809	1.46		1.46		1.46		0.28		–
(44.46)		75,127	1.12		1.12		1.12		0.60		–
(44.30)		35,734	0.83		0.83		0.83		0.93		–
(44.24)		1,074,711	0.72		0.72		0.72		0.95		–

26.15	(F)	13,684,583	1.11		1.11		1.11		0.39		72
25.15	(F)	2,209,870	1.92		1.92		1.92		(0.40)		–
25.28	(F)	4,411,286	1.83		1.83		1.83		(0.32)		–
26.49	(F)	156,616	0.79		0.79		0.79		0.65		–
21.61	(H)	41	1.47	(I)	1.47	(I)	1.47	(I)	0.04	(I)	–
21.95	(H)	15,618	1.14	(I)	1.14	(I)	1.14	(I)	0.06	(I)	–
22.20	(H)	1,165	0.85	(I)	0.85	(I)	0.85	(I)	0.25	(I)	–
26.66	(F)	1,035,754	0.72		0.72		0.72		0.78		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (Continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Capital Appreciation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

30

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$837.70	$5.25	$1,000.00	$1,019.49	$5.77	1.13%	184	365
Class B	$1,000.00	$834.20	$9.10	$1,000.00	$1,015.29	$10.00	1.97	184	365
Class C	$1,000.00	$834.30	$8.55	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class I	$1,000.00	$838.40	$4.08	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R3	$1,000.00	$836.20	$6.48	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R4	$1,000.00	$837.50	$5.08	$1,000.00	$1,019.67	$5.59	1.10	184	365
Class R5	$1,000.00	$839.00	$3.69	$1,000.00	$1,021.19	$4.06	0.80	184	365
Class Y	$1,000.00	$839.50	$3.23	$1,000.00	$1,021.69	$3.55	0.70	184	365

31

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non- management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s recent underperformance as compared to its peer group and benchmark, as well as the Fund’s relative outperformance over longer-term periods. The Board considered the current portfolio management of the Fund and the portfolio managers’ investment process, and noted that these would continue to be monitored by HIFSCO.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (Continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Capital Appreciation II Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 4/29/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Capital Appreciation II A#	-1.08%	1.49%	5.68%
Capital Appreciation II A##	-6.52%	0.35%	4.77%
Capital Appreciation II B#	-1.86%	0.67%	4.86%
Capital Appreciation II B##	-6.77%	0.31%	4.86%
Capital Appreciation II C#	-1.69%	0.77%	4.95%
Capital Appreciation II C##	-2.67%	0.77%	4.95%
Capital Appreciation II I#	-0.69%	1.85%	5.98%
Capital Appreciation II R3#	-1.32%	1.20%	5.54%
Capital Appreciation II R4#	-1.00%	1.54%	5.81%
Capital Appreciation II R5#	-0.68%	1.82%	6.03%
Capital Appreciation II Y#	-0.53%	1.96%	6.14%
Russell 3000 Index	7.90%	0.55%	3.81%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation II Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M. Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Kent M. Stahl, CFA	Frank D. Catrickes, CFA	David W. Palmer, CFA
Senior Vice President and Director of Investments and Risk Management	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Capital Appreciation II Fund returned -1.08%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the Russell 3000 Index, which returned 7.90% for the same period. The Fund underperformed the 4.42% return of the average fund in the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
For the twelve-month period ended October 31, 2011, U.S. equities moved higher despite a high degree of volatility caused by the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets.

Equity markets, as measured by the Russell 3000 Index, returned (+8%) during the period, with nine of ten sectors within the index posting positive returns. Energy (+19%), Utilities (+15%) and Consumer Staples (+12%) rose the most. Financials was the only sector to post a negative absolute (i.e. total return) return during the period.

The Fund underperformed its benchmark due to weak stock selection, mainly in the Energy, Information Technology, and Industrials sectors. Underweights (i.e. the Fund’s sector position was less than the benchmark position) to the strong performing Energy and Utilities sectors also detracted from relative returns (i.e. performance of the Fund as measured against the benchmark). Strong stock selection within the Consumer Staples sector aided relative returns, as did an underweight to Financials and Health Care. A modest allocation to cash during the period detracted from relative returns in an upward trending market.

Top detractors from relative performance were Nokia (Information Technology), United Continental (Consumer Discretionary), and eAccess (Information Technology). Shares of mobile device manufacturer Nokia declined during the period on word that the company would need to layoff employees in order to reduce operating costs and research and development costs, and fear about the company’s ability to catch up to Android-focused rivals despite its announced strategic partnership with Microsoft. Airline holding company United Continental’s shares tumbled throughout the period due to higher fuel costs, news of layoffs, and unrest among employees. eAccess, a Japan-based provider of mobile communication services, saw its shares decline significantly during the period due in large part to news that the company expected extraordinary losses caused by refinancing for the fiscal year ending March 2011. Bank of America and Alpha Natural Resources were also among the largest detractors from absolute returns.

Green Mountain Coffee (Consumer Staples), Tempur-Pedic (Consumer Discretionary), and Goldman Sachs (Financials) were among the top contributors to relative returns. Green Mountain Coffee, a specialty coffee and brewing systems company, saw its shares soar amid strong sales of Keurig brewing systems and k-cup portion packs, as well as on news it expected consolidated net sales growth of between 98% and 100% for fiscal year 2011. Tempur-Pedic, a leading global manufacturer of premium mattresses and pillows, saw its share value rise steadily over the period as it announced higher than expected earnings estimates. Additionally, sales and profits exceeded expectations in both North American and International segments, and the firm made progress in enhancing its product range and consumer marketing efforts. A benchmark-relative underweight position in Goldman Sachs proved additive; its shares fell modestly during the period as investors reduced their exposure to Financials and regulation increased significantly. However, Goldman remains among the strongest investment banks and performed well during the difficult environment. Apple was also among the largest contributors to absolute performance.

What is the outlook?
We expect the modest U.S. economic expansion to continue; however, European sovereign debt risk poses a threat to global growth. We believe that the U.S. Federal Reserve will maintain its accommodative stance and short-term rates will remain low until the economy strengthens. We generally do not devote much time or energy to forecasting the market's direction from a top-down perspective. Instead, we focus our efforts on identifying what we consider attractive stocks from a bottom-up (i.e. stock by stock fundamental research) perspective, using fundamental analysis.

At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Consumer Discretionary, Materials, and Information Technology sectors and most underweight Utilities, Consumer Staples, and Telecommunication Services sectors relative to its benchmark. The Fund’s largest absolute sector weights were in the Information Technology, Financials, and Consumer Discretionary sectors.

3

The Hartford Capital Appreciation II Fund
Manager Discussion (Unaudited) – (Continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	3.0
Capital Goods (Industrials)	7.8
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	3.4
Consumer Services (Consumer Discretionary)	2.8
Diversified Financials (Financials)	5.7
Energy (Energy)	10.0
Food & Staples Retailing (Consumer Staples)	1.2
Food, Beverage & Tobacco (Consumer Staples)	5.4
Health Care Equipment & Services (Health Care)	5.5
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	4.1
Materials (Materials)	6.6
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.3
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	6.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	9.5
Technology Hardware & Equipment (Information Technology)	7.0
Telecommunication Services (Services)	0.3
Transportation (Industrials)	2.8
Utilities (Utilities)	1.2
Total	97.1%
Fixed Income Securities
Primary Metal Manufacturing (Basic Materials)	0.0%
Total	0.0%
Short-Term Investments	3.2
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford Capital Appreciation II Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1%
	Automobiles & Components - 2.4%
19	Continental AG	$1,387
147	Dana Holding Corp. ●	2,079
417	Ford Motor Co. w/ Rights ●	4,868
336	Goodyear Tire & Rubber Co. ●	4,823
157	Johnson Controls, Inc.	5,168
309	Modine Manufacturing Co. ●	3,269
66	SAF-Holland S.A. ●	406
250	Stoneridge, Inc. ●	1,970
		23,970
	Banks - 3.0%
461	Banco Santander Brasil S.A.	4,191
311	Barclays Bank plc ADR	963
202	BB&T Corp.	4,719
234	Fifth Third Bancorp	2,804
37	KB Financial Group, Inc.	1,442
286	Radian Group, Inc.	673
564	Wells Fargo & Co.	14,616
		29,408
	Capital Goods - 7.8%
208	Aecom Technology Corp. ●	4,343
50	Assa Abloy Ab	1,222
69	BE Aerospace, Inc. ●	2,589
59	Belden, Inc.	1,898
14	Chart Industries, Inc. ●	772
208	DigitalGlobe, Inc. ●	4,233
26	Flowserve Corp.	2,428
–	Foster Wheeler AG ●	–
92	General Dynamics Corp.	5,922
14	Goodrich Corp.	1,701
24	Heico Corp.	1,350
24	Honeywell International, Inc.	1,236
502	Itochu Corp.	4,961
21	Joy Global, Inc.	1,840
58	JS Group Corp.	1,212
13	Kone Oyj Class B	699
30	L-3 Communications Holdings, Inc.	2,054
64	Lockheed Martin Corp.	4,860
131	Meritor, Inc. ●	1,251
22	Moog, Inc. Class A ●	852
190	Navistar International Corp. ●	7,979
73	Northrop Grumman Corp.	4,218
31	PACCAR, Inc.	1,340
38	Pentair, Inc.	1,362
253	Rolls-Royce Holdings plc	2,850
84	Safran S.A.	2,729
19	Schneider Electric S.A.	1,091
30	Terex Corp. ●	499
27	TransDigm Group, Inc. ●	2,539
30	Triumph Group, Inc.	1,730
61	United Rentals, Inc. ●	1,426
67	WESCO International, Inc. ●	3,247
		76,433
	Commercial & Professional Services - 0.2%
51	Manpower, Inc.	2,217

	Consumer Durables & Apparel - 3.4%
146	Brunswick Corp.	2,573
71	Coach, Inc.	4,608
10	Deckers Outdoor Corp. ●	1,139
373	Furniture Brands International, Inc. ●	713
200	Hanesbrands, Inc. ●	5,263
43	Hasbro, Inc.	1,652
156	Liz Claiborne, Inc. ●	1,250
126	Mattel, Inc.	3,546
180	PDG Realty S.A.	795
364	Pulte Group, Inc. ●	1,885
61	Skechers USA, Inc. Class A ●	866
128	Sodastream International Ltd. ●	4,351
613	Stella International	1,385
48	Tempur-Pedic International, Inc. ●	3,248
		33,274
	Consumer Services - 2.8%
29	Cracker Barrel Old Country Store, Inc.	1,242
50	DeVry, Inc.	1,884
19	Dunkin' Brands Group, Inc. ●	549
45	ITT Educational Services, Inc. ●	2,801
47	Marriott International, Inc. Class A	1,490
12	McDonald's Corp.	1,100
170	Starbucks Corp.	7,197
464	Thomas Cook Group plc	385
104	Weight Watchers International, Inc.	7,760
62	Yum! Brands, Inc.	3,295
		27,703
	Diversified Financials - 5.7%
106	Ameriprise Financial, Inc.	4,952
1,253	Bank of America Corp.	8,560
15	BlackRock, Inc.	2,414
218	Citigroup, Inc.	6,891
323	GAM Holding Ltd.	3,859
17	Goldman Sachs Group, Inc.	1,873
860	ING Groep N.V. ●	7,417
77	Invesco Ltd.	1,539
218	JP Morgan Chase & Co.	7,567
149	Justice Holdings Ltd. ●	2,215
50	Nasdaq OMX Group, Inc. ●	1,250
32	Oaktree Capital ■●	1,440
65	PHH Corp. ●	1,205
342	Rural Electrification Corp.	1,257
59	Solar Cayman Ltd. ⌂■●†	5
140	UBS AG	1,770
47	Waddell and Reed Financial, Inc. Class A w/ Rights	1,302
		55,516
	Energy - 10.0%
254	Alpha Natural Resources, Inc. ●	6,115
82	Anadarko Petroleum Corp.	6,460
33	Apache Corp.	3,330
46	Atwood Oceanics, Inc. ●	1,983
210	BG Group plc	4,556
43	Bourbon S.A.	1,180
216	BP plc	1,589
87	Bumi plc ●	1,034
45	Cameron International Corp. ●	2,192
49	Canadian Natural Resources Ltd. ADR	1,743
111	Chesapeake Energy Corp.	3,123
320	Cobalt International Energy ●	3,307
41	Consol Energy, Inc.	1,758
71	ENSCO International plc	3,521

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments - (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Energy - 10.0% - (continued)
7	EOG Resources, Inc.	$614
73	Frontline Ltd.	380
26	Hornbeck Offshore Services, Inc. ●	858
–	Inpex Corp.	2,205
293	Karoon Gas Australia Ltd. ●	1,353
38	Kior, Inc. ●	632
160	Lone Pine Resources, Inc. ●	1,202
23	Newfield Exploration Co. ●	922
60	Noble Corp.	2,139
152	OAO Gazprom Class S ADR	1,769
88	Occidental Petroleum Corp.	8,199
30	Overseas Shipholding Group, Inc.	369
189	Pacific Rubiales Energy Corp.	4,404
286	Petroleo Brasileiro S.A. ADR	7,716
520	Petroleum Geo-Services ●	5,646
18	Pioneer Natural Resources Co.	1,481
80	Southwestern Energy Co. ●	3,380
81	Statoilhydro ASA ADR	2,060
100	Talisman Energy, Inc.	1,423
115	Tsakos Energy Navigation Ltd.	687
51	Ultra Petroleum Corp. ●	1,609
230	Vallares ⌂●†	3,675
59	Whiting Petroleum Corp. ●	2,765
		97,379
	Food & Staples Retailing - 1.2%
123	CVS Caremark Corp.	4,453
140	Sysco Corp.	3,878
58	Walgreen Co.	1,913
15	Whole Foods Market, Inc.	1,070
		11,314
	Food, Beverage & Tobacco - 5.4%
72	Altria Group, Inc.	1,979
29	Anheuser-Busch InBev N.V.	1,624
120	Archer Daniels Midland Co.	3,467
42	British American Tobacco plc	1,923
1,626	China Agri-Industries Holdings	1,296
175	Cott Corp. ●	1,235
26	Diamond Foods, Inc.	1,683
111	Green Mountain Coffee Roasters, Inc. ●	7,227
31	Groupe Danone	2,160
52	Imperial Tobacco Group plc	1,907
64	Kraft Foods, Inc.	2,246
16	Lorillard, Inc.	1,802
184	Maple Leaf Foods, Inc. w/ Rights	2,087
91	Molson Coors Brewing Co.	3,853
96	PepsiCo, Inc.	6,015
21	Philip Morris International, Inc.	1,497
162	Primo Water Corp. ●	982
247	Smithfield Foods, Inc. ●	5,637
101	Tyson Foods, Inc. Class A	1,949
61	Unilever N.V. CVA	2,098
		52,667
	Health Care Equipment & Services - 5.5%
1,421	CareView Communications, Inc. ●	2,132
60	Catalyst Health Solutions ●	3,320
69	Edwards Lifesciences Corp. ●	5,195
66	Gen-Probe, Inc. ●	3,943
288	Hologic, Inc. ●	4,640
21	Humana, Inc.	1,757
9	Intuitive Surgical, Inc. ●	3,898
249	Medtronic, Inc.	8,650
47	St. Jude Medical, Inc.	1,845
62	SXC Health Solutions Corp. ●	2,896
196	UnitedHealth Group, Inc.	9,423
143	Universal Health Services, Inc. Class B	5,700
		53,399
	Household & Personal Products - 0.2%
20	Beiersdorf AG	1,155
124	Hengan International Group Co., Ltd.	1,075
		2,230
	Insurance - 4.1%
19	ACE Ltd.	1,349
222	Aflac, Inc.	9,992
518	Ageas	1,038
772	AIA Group Ltd.	2,361
75	American International Group, Inc. ●	1,842
211	Assured Guaranty Ltd.	2,682
269	Brasil Insurance Participacoes e Administracao S.A	2,617
39	Everest Re Group Ltd.	3,503
245	Genworth Financial, Inc. ●	1,562
43	Platinum Underwriters Holdings Ltd.	1,503
59	Principal Financial Group, Inc.	1,508
53	Reinsurance Group of America, Inc.	2,784
27	StanCorp Financial Group, Inc.	913
29	Swiss Re Ltd.	1,576
192	Unum Group	4,575
		39,805
	Materials - 6.6%
19	Agrium U.S., Inc.	1,539
21	Allegheny Technologies, Inc.	970
28	Allied Nevada Gold Corp. ●	1,060
48	AngloGold Ltd. ADR	2,164
45	ArcelorMittal ADR	943
91	Barrick Gold Corp.	4,511
83	Cabot Corp.	2,490
43	Celanese Corp.	1,881
220	CGA Mining Ltd. ●	547
13	Cliff's Natural Resources, Inc.	862
219	CRH plc	3,969
56	Detour Gold Corp. ●	1,862
87	Fortescue Metals Group Ltd.	439
69	Freeport-McMoRan Copper & Gold, Inc.	2,798
44	Fresnillo plc	1,205
580	Glencore International plc	4,059
34	Goldcorp, Inc.	1,682
26	HeidelbergCement AG w/ Rights	1,169
96	Iluka Resources Ltd.	1,590
2,852	Indorama Ventures	3,316
89	Kinross Gold Corp.	1,273
292	Louisiana-Pacific Corp. ●	1,941
128	Methanex Corp. ADR	3,314
75	Molycorp, Inc. ●	2,871
109	Mosaic Co.	6,367
25	Newmont Mining Corp.	1,702
147	Norbord, Inc. ●	1,294
102	Owens-Illinois, Inc. ●	2,050
23	Praxair, Inc.	2,321

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Materials - 6.6% - (continued)
337	Sandstorm Gold Ltd. ●	$430
357	Sino Forest Corp. Class A ⌂●†	343
25	Umicore	1,060
35	Xstrata plc	582
		64,604
	Media - 2.3%
32	AMC Networks, Inc. ●	1,044
19	CBS Corp. Class B	488
282	Comcast Corp. Class A	6,624
42	Comcast Corp. Special Class A	974
16	DirecTV Class A ●	750
106	Omnicom Group, Inc.	4,724
524	Sirius XM Radio, Inc. w/ Rights ●	939
208	Walt Disney Co.	7,255
		22,798
	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
174	Agilent Technologies, Inc. ●	6,432
27	Alkermes plc ●	474
163	Almirall S.A.	1,215
49	Amgen, Inc.	2,818
336	Avanir Pharmaceuticals ●	1,004
33	Biogen Idec, Inc. ●	3,882
80	Bristol-Myers Squibb Co.	2,518
96	Celgene Corp. ●	6,202
14	Cubist Pharmaceuticals, Inc. ●	533
82	Elan Corp. plc ADR ●	980
62	Eli Lilly & Co.	2,311
13	Hospira, Inc. ●	402
32	Map Pharmaceuticals, Inc. ●	475
261	Merck & Co., Inc.	9,011
94	Mylan, Inc. ●	1,836
893	Novavax, Inc. ●	1,411
64	Regeneron Pharmaceuticals, Inc. ●	3,534
21	Roche Holding AG	3,383
122	Seattle Genetics, Inc. ●	2,694
322	Shionogi & Co., Ltd.	4,378
27	Thermo Fisher Scientific, Inc. ●	1,362
10	UCB S.A.	431
26	Waters Corp. ●	2,043
142	WuXi PharmaTech Cayman, Inc. ●	1,769
		61,098
	Real Estate - 0.3%
44	CBRE Group, Inc. ●	778
67	Mitsui Fudosan Co., Ltd.	1,114
27	Plum Creek Timber Co., Inc.	1,028
		2,920
	Retailing - 6.4%
727	Allstar Co. ⌂†	654
56	Amazon.com, Inc. ●	11,882
52	Ann, Inc. ●	1,380
5	AutoZone, Inc. ●	1,654
1,405	Buck Holdings L.P. ⌂●†	3,584
44	Buckle (The), Inc.	1,938
41	CarMax, Inc. ●	1,239
24	Dollar Tree, Inc. ●	1,911
190	Express, Inc.	4,297
7	Fast Retailing Co., Ltd.	1,293
63	GNC Holdings, Inc. ●	1,555
63	Guess?, Inc.	2,072
76	Kohl's Corp.	4,018
371	Lowe's Co., Inc.	7,805
13	Netflix, Inc. ●	1,039
28	Nordstrom, Inc.	1,409
30	Rent-A-Center, Inc.	1,016
73	Ross Stores, Inc.	6,369
104	Target Corp.	5,689
25	Ulta Salon, Cosmetics & Fragrances, Inc. ●	1,708
		62,512
	Semiconductors & Semiconductor Equipment - 2.7%
33	Altera Corp.	1,265
47	Analog Devices, Inc.	1,701
286	Arm Holdings plc	2,681
18	Avago Technologies Ltd.	619
32	Cavium, Inc. ●	1,053
71	GT Advanced Technologies, Inc. ●	579
33	Hynix Semiconductor, Inc.	673
172	Infineon Technologies AG	1,544
39	Maxim Integrated Products, Inc.	1,018
108	Micron Technology, Inc. ●	604
67	NVIDIA Corp. ●	989
110	ON Semiconductor Corp. ●	834
101	RF Micro Devices, Inc. ●	741
7	Samsung Electronics Co., Ltd.	6,159
237	Skyworks Solutions, Inc. ●	4,686
32	Xilinx, Inc.	1,057
		26,203
	Software & Services - 9.5%
169	Activision Blizzard, Inc.	2,258
42	Ariba, Inc. ●	1,326
80	Automatic Data Processing, Inc.	4,192
15	BMC Software, Inc. ●	532
144	Booz Allen Hamilton Holding Corp. ●	2,281
545	Cadence Design Systems, Inc. ●	6,038
8	eAccess Ltd.	2,039
303	eBay, Inc. ●	9,639
38	Fiserv, Inc. ●	2,231
46	Global Payments, Inc.	2,089
108	Glu Mobile, Inc. ●	328
11	Google, Inc. ●	6,424
113	iGate Corp.	1,527
55	JDA Software Group, Inc. ●	1,743
360	Kit Digital, Inc. ●	3,237
324	Microsoft Corp.	8,625
18	MicroStrategy, Inc. ●	2,356
231	Oracle Corp.	7,555
43	Paychex, Inc.	1,247
4	QLIK Technologies, Inc. ●	103
26	Rovi Corp. ●	1,296
55	Sohu.com, Inc. ●	3,350
123	Tibco Software, Inc. ●	3,562
90	TiVo, Inc. ●	980
5	VMware, Inc. ●	532
990	Western Union Co.	17,292
		92,782
	Technology Hardware & Equipment - 7.0%
87	Acme Packet, Inc. ●	3,135

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Technology Hardware & Equipment - 7.0% - (continued)
272	Alcatel - Lucent ADR ●	$746
41	Apple, Inc. ●	16,637
62	Arrow Electronics, Inc. ●	2,246
536	Cisco Systems, Inc.	9,933
84	Corning, Inc.	1,205
318	EMC Corp. ●	7,799
45	F5 Networks, Inc. ●	4,669
426	Flextronics International Ltd. ●	2,793
71	Harris Corp.	2,673
200	Hughes Telematics, Inc. ●	1,020
96	Jabil Circuit, Inc.	1,980
303	JDS Uniphase Corp. ●	3,638
231	Juniper Networks, Inc. ●	5,651
32	NetApp, Inc. ●	1,311
344	Nokia Oyj	2,316
17	Riverbed Technology, Inc. ●	481
		68,233
	Telecommunication Services - 0.3%
176	Hughes Telematics, Inc. ●	898
94	Telenor ASA	1,671
		2,569
	Transportation - 2.8%
305	Delta Air Lines, Inc. ●	2,595
50	FedEx Corp.	4,083
129	Hertz Global Holdings, Inc. ●	1,492
122	JSL S.A.	673
155	Knight Transportation, Inc.	2,362
7	Kuehne & Nagel International AG	916
278	Toll Holdings Ltd.	1,402
314	United Continental Holdings, Inc. ●	6,058
105	United Parcel Service, Inc. Class B	7,365
		26,946
	Utilities - 1.2%
42	Entergy Corp.	2,905
169	N.V. Energy, Inc.	2,711
50	NextEra Energy, Inc.	2,825
72	PG&E Corp.	3,102
		11,543
	Total common stocks
	(cost $971,886)	$947,523

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
13	Novavax, Inc. ⌂●	$–

	Total warrants
	(cost $–)	$–

CORPORATE BONDS - 0.0%
	Primary Metal Manufacturing - 0.0%
	Allegheny Technologies, Inc.
$199	4.25%, 06/01/2014 ۞		$270

	Total corporate bonds
	(cost $238)		$270

	Total long-term investments		$947,793
	(cost $972,124)

SHORT-TERM INVESTMENTS - 3.2%
Repurchase Agreements - 3.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,867,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $1,905)
$1,867	0.11%, 10/31/2011		$1,867
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $17,833, collateralized by
	FNMA 5.50%, 2041, GNMA 4.00%, 2040,
	U.S. Treasury Bond 8.13%, 2021, U.S.
	Treasury Note 2.50% - 3.63%, 2015 - 2020,
	value of $18,189)
17,833	0.11%, 10/31/2011		17,833
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,521,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $2,571)
2,521	0.11%, 10/31/2011		2,521
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $–, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $8,683,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $8,857)
8,683	0.11%, 10/31/2011		8,683
			30,904
	Total short-term investments
	(cost $30,904)		$30,904

	Total investments
	(cost $1,003,028) ▲	100.3%	$978,697
	Other assets and liabilities	(0.3)%	(2,577)
	Total net assets	100.0%	$976,120

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 19.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

8

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $1,041,132 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$54,266
Unrealized Depreciation	(116,701)
Net Unrealized Depreciation	$(62,435)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $8,261, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $1,445, which represents 0.1% of total net assets.

۞	Convertible security.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	727	Allstar Co.	$740
06/2007	1,405	Buck Holdings L.P.	960
07/2008	13	Novavax, Inc. Warrants	–
06/2011	357	Sino Forest Corp. Class A	2,362
03/2007	59	Solar Cayman Ltd. - 144A	17
06/2011	230	Vallares	3,717

At October 31, 2011, the aggregate value of these securities was $8,261, which represents 0.8% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Banc of America Securities	Sell	$7	$7	11/02/2011	$–
Australian Dollar	RBC Dominion Securities	Sell	15	15	11/04/2011	–
Australian Dollar	UBS AG	Sell	101	102	11/03/2011	1
British Pound	Banc of America Securities	Buy	310	310	11/03/2011	–
British Pound	Banc of America Securities	Sell	150	150	11/03/2011	–
British Pound	Morgan Stanley	Buy	881	883	11/01/2011	(2)
British Pound	RBS Securities	Buy	259	260	11/02/2011	(1)
Canadian Dollar	Brown Brothers Harriman	Sell	202	203	11/01/2011	1
Canadian Dollar	Brown Brothers Harriman	Buy	150	151	11/01/2011	(1)
Canadian Dollar	Deutsche Bank Securities	Sell	122	123	11/02/2011	1
Canadian Dollar	Deutsche Bank Securities	Buy	103	104	11/02/2011	(1)
Euro	Deutsche Bank Securities	Sell	507	519	11/02/2011	12
Euro	State Street Global Markets LLC	Sell	4	4	11/02/2011	–
Euro	State Street Global Markets LLC	Sell	83	83	11/03/2011	–
Euro	UBS AG	Sell	673	690	11/01/2011	17
Japanese Yen	CS First Boston	Sell	7	7	11/01/2011	–
Japanese Yen	Deutsche Bank Securities	Buy	1,338	1,368	03/02/2012	(30)
Japanese Yen	Deutsche Bank Securities	Sell	4,440	4,222	03/02/2012	(218)
Japanese Yen	Morgan Stanley	Buy	1,925	1,866	03/02/2012	59
Japanese Yen	Morgan Stanley	Sell	4,440	4,224	03/02/2012	(216)
Japanese Yen	UBS AG	Sell	4,434	4,218	03/02/2012	(216)
Norwegian Krone	JP Morgan Securities	Sell	28	28	11/03/2011	–

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Swiss Franc	Banc of America Securities	Sell	$11	$11	11/01/2011	$–
Swiss Franc	Barclay Investments	Sell	207	208	11/03/2011	1
Swiss Franc	JP Morgan Securities	Sell	100	102	11/02/2011	2
						$(591)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$23,970	$22,178	$1,792	$–
Banks	29,408	27,003	2,405	–
Capital Goods	76,433	61,669	14,764	–
Commercial & Professional Services	2,217	2,217	–	–
Consumer Durables & Apparel	33,274	31,889	1,385	–
Consumer Services	27,703	27,318	385	–
Diversified Financials	55,516	37,553	16,518	1,445
Energy	97,379	77,175	16,529	3,675
Food & Staples Retailing	11,314	11,314	–	–
Food, Beverage & Tobacco	52,667	41,659	11,008	–
Health Care Equipment & Services	53,399	53,399	–	–
Household & Personal Products	2,230	–	2,230	–
Insurance	39,805	34,830	4,975	–
Materials	64,604	50,188	14,073	343
Media	22,798	22,798	–	–
Pharmaceuticals, Biotechnology & Life Sciences	61,098	51,691	9,407	–
Real Estate	2,920	1,806	1,114	–
Retailing	62,512	56,980	1,294	4,238
Semiconductors & Semiconductor Equipment	26,203	15,146	11,057	–
Software & Services	92,782	90,744	2,038	–
Technology Hardware & Equipment	68,233	65,917	2,316	–
Telecommunication Services	2,569	898	1,671	–
Transportation	26,946	24,628	2,318	–
Utilities	11,543	11,543	–	–
Total	947,523	820,543	117,279	9,701
Corporate Bonds	270	–	270	–
Warrants	–	–	–	–
Short-Term Investments	30,904	–	30,904	–
Total	$978,697	$820,543	$148,453	$9,701
Foreign Currency Contracts*	94	–	94	–
Total	$94	$–	$94	$–
Liabilities:
Foreign Currency Contracts*	685	–	685	–
Total	$685	$–	$685	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$8,135	$844	$(1,367	)†	$—	$11,873	$(12,474)	$3,644	$(954)	$9,701
Total	$8,135	$844	$(1,367)		$—	$11,873	$(12,474)	$3,644	$(954)	$9,701

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(1,399).

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,003,028)	$978,697
Cash	—
Unrealized appreciation on foreign currency contracts	94
Receivables:
Investment securities sold	17,406
Fund shares sold	960
Dividends and interest	778
Other assets	74
Total assets	998,009
Liabilities:
Unrealized depreciation on foreign currency contracts	685
Payables:
Investment securities purchased	15,029
Fund shares redeemed	5,670
Investment management fees	178
Administrative fees	1
Distribution fees	89
Accrued expenses	237
Total liabilities	21,889
Net assets	$976,120
Summary of Net Assets:
Capital stock and paid-in-capital	$1,170,700
Accumulated net investment loss	(142)
Accumulated net realized loss on investments and foreign currency transactions	(169,503)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(24,935)
Net assets	$976,120

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.80/$13.55
Shares outstanding	36,502
Net assets	$467,407
Class B: Net asset value per share	$12.14
Shares outstanding	5,103
Net assets	$61,934
Class C: Net asset value per share	$12.21
Shares outstanding	21,845
Net assets	$266,634
Class I: Net asset value per share	$13.04
Shares outstanding	8,638
Net assets	$112,597
Class R3: Net asset value per share	$12.69
Shares outstanding	1,595
Net assets	$20,237
Class R4: Net asset value per share	$12.91
Shares outstanding	955
Net assets	$12,333
Class R5: Net asset value per share	$13.09
Shares outstanding	96
Net assets	$1,255
Class Y: Net asset value per share	$13.18
Shares outstanding	2,558
Net assets	$33,723

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$14,153
Interest	17
Less: Foreign tax withheld	(544)
Total investment income	13,626

Expenses:
Investment management fees	10,397
Administrative services fees	53
Transfer agent fees	1,778
Distribution fees
Class A	1,333
Class B	727
Class C	3,142
Class R3	90
Class R4	27
Custodian fees	72
Accounting services fees	157
Registration and filing fees	158
Board of Directors' fees	22
Audit fees	16
Other expenses	222
Total expenses (before waivers and fees paid indirectly)	18,194
Expense waivers	(4)
Commission recapture	(64)
Total waivers and fees paid indirectly	(68)
Total expenses, net	18,126
Net Investment Loss	(4,500)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	104,953
Net realized loss on foreign currency contracts	(1,803)
Net realized loss on other foreign currency transactions	(268)
Net Realized Gain on Investments and Foreign Currency Transactions	102,882
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(111,383)
Net unrealized appreciation of foreign currency contracts	2,196
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(25)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(109,212)
Net Loss on Investments and Foreign Currency Transactions	(6,330)
Net Decrease in Net Assets Resulting from Operations	$(10,830)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(4,500)	$(4,424)
Net realized gain on investments and foreign currency transactions	102,882	206,604
Net unrealized depreciation of investments and foreign currency transactions	(109,212)	(8,055)
Net Increase (Decrease) In Net Assets Resulting From Operations	(10,830)	194,125
Capital Share Transactions:
Class A	(44,966)	(76,048)
Class B	(10,728)	(12,817)
Class C	(40,375)	(40,907)
Class I	8,537	(6,136)
Class R3	7,528	3,529
Class R4	4,068	1,954
Class R5	534	(173)
Class Y	(15,198)	(17,839)
Net decrease from capital share transactions	(90,600)	(148,437)
Net Increase (Decrease) In Net Assets	(101,430)	45,688
Net Assets:
Beginning of period	1,077,550	1,031,862
End of period	$976,120	$1,077,550
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(142)	$1,714

The accompanying notes are an integral part of these financial statements.

14

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

16

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid.

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

18

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$94	$—	$—	$—	$—	$94
Total	$—	$94	$—	$—	$—	$—	$94

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$685	$—	$—	$—	$—	$685
Total	$—	$685	$—	$—	$—	$—	$685

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1,803)	$—	$—	$—	$—	$(1,803)
Total	$—	$(1,803)	$—	$—	$—	$—	$(1,803)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$2,196	$—	$—	$—	$—	$2,196
Total	$—	$2,196	$—	$—	$—	$—	$2,196

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and

20

making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)    Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses *	$(132,162)
Unrealized Depreciation †	(62,418)
Total Accumulated Deficit	$(194,580)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$2,644
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	492
Capital Stock and Paid-In-Capital	(3,136)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$132,162
Total	$132,162

As of October 31, 2011, the Fund utilized $110,129 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

22

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.70%	1.40%	1.10%	1.05%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.41%
Class B Shares	2.25
Class C Shares	2.13
Class I Shares	1.10
Class R3 Shares	1.69
Class R4 Shares	1.39
Class R5 Shares	1.09
Class Y Shares	0.98

23

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $1,440 and contingent deferred sales charges of $191 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $75.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

24

8.	Investment Transactions:

For the year ended October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,533,168
Sales Proceeds Excluding U.S. Government Obligations	1,632,315

9. Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,043	—	(11,464)	—	(3,421)	6,200	—	(12,642)	—	(6,442)
Amount	$111,755	$—	$(156,721)	$—	$(44,966)	$74,542	$—	$(150,590)	$—	$(76,048)
Class B
Shares	264	—	(1,090)	—	(826)	128	—	(1,244)	—	(1,116)
Amount	$3,529	$—	$(14,257)	$—	$(10,728)	$1,494	$—	$(14,311)	$—	$(12,817)
Class C
Shares	3,162	—	(6,352)	—	(3,190)	2,733	—	(6,322)	—	(3,589)
Amount	$42,278	$—	$(82,653)	$—	$(40,375)	$31,614	$—	$(72,521)	$—	$(40,907)
Class I
Shares	6,016	—	(5,591)	—	425	4,557	—	(5,115)	—	(558)
Amount	$85,198	$—	$(76,661)	$—	$8,537	$55,097	$—	$(61,233)	$—	$(6,136)
Class R3
Shares	972	—	(429)	—	543	539	—	(240)	—	299
Amount	$13,412	$—	$(5,884)	$—	$7,528	$6,384	$—	$(2,855)	$—	$3,529
Class R4
Shares	581	—	(277)	—	304	313	—	(152)	—	161
Amount	$7,791	$—	$(3,723)	$—	$4,068	$3,786	$—	$(1,832)	$—	$1,954
Class R5
Shares	59	—	(22)	—	37	34	—	(50)	—	(16)
Amount	$857	$—	$(323)	$—	$534	$413	$—	$(586)	$—	$(173)
Class Y
Shares	810	—	(1,749)	—	(939)	138	—	(1,590)	—	(1,452)
Amount	$10,313	$—	$(25,511)	$—	$(15,198)	$1,625	$—	$(19,464)	$—	$(17,839)
Total
Shares	19,907	—	(26,974)	—	(7,067)	14,642	—	(27,355)	—	(12,713)
Amount	$275,133	$—	$(365,733)	$—	$(90,600)	$174,955	$—	$(323,392)	$—	$(148,437)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	47	$640
For the Year Ended October 31, 2010	121	$1,460

25

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

26

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27

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$12.94	$(0.03)	$–	$(0.11)	$(0.14)	$–	$–	$–	$–	$(0.14)	$12.80
B	12.37	(0.14)	–	(0.09)	(0.23)	–	–	–	–	(0.23)	12.14
C	12.42	(0.12)	–	(0.09)	(0.21)	–	–	–	–	(0.21)	12.21
I	13.13	0.02	–	(0.11)	(0.09)	–	–	–	–	(0.09)	13.04
R3	12.86	(0.06)	–	(0.11)	(0.17)	–	–	–	–	(0.17)	12.69
R4	13.04	(0.02)	–	(0.11)	(0.13)	–	–	–	–	(0.13)	12.91
R5	13.18	0.02	–	(0.11)	(0.09)	–	–	–	–	(0.09)	13.09
Y	13.25	0.03	–	(0.10)	(0.07)	–	–	–	–	(0.07)	13.18

For the Year Ended October 31, 2010
A	10.74	(0.03)	–	2.23	2.20	–	–	–	–	2.20	12.94
B	10.35	(0.14)	–	2.16	2.02	–	–	–	–	2.02	12.37
C	10.39	(0.12)	–	2.15	2.03	–	–	–	–	2.03	12.42
I	10.86	0.02	–	2.25	2.27	–	–	–	–	2.27	13.13
R3	10.71	(0.05)	–	2.20	2.15	–	–	–	–	2.15	12.86
R4	10.82	(0.02)	–	2.24	2.22	–	–	–	–	2.22	13.04
R5	10.91	0.02	–	2.25	2.27	–	–	–	–	2.27	13.18
Y	10.96	0.04	–	2.25	2.29	–	–	–	–	2.29	13.25

For the Year Ended October 31, 2009
A	8.73	–	–	2.01	2.01	–	–	–	–	2.01	10.74
B	8.47	(0.06)	–	1.94	1.88	–	–	–	–	1.88	10.35
C	8.50	(0.06)	–	1.95	1.89	–	–	–	–	1.89	10.39
I	8.80	0.03	–	2.03	2.06	–	–	–	–	2.06	10.86
R3	8.73	(0.03)	–	2.01	1.98	–	–	–	–	1.98	10.71
R4	8.79	–	–	2.03	2.03	–	–	–	–	2.03	10.82
R5	8.84	0.02	–	2.05	2.07	–	–	–	–	2.07	10.91
Y	8.86	0.04	–	2.06	2.10	–	–	–	–	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	–	(7.07)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.73
B	16.62	(0.09)	–	(6.89)	(6.98)	–	(1.17)	–	(1.17)	(8.15)	8.47
C	16.66	(0.07)	–	(6.92)	(6.99)	–	(1.17)	–	(1.17)	(8.16)	8.50
I	17.02	0.04	–	(7.09)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	–	(7.09)	(7.10)	–	(1.17)	–	(1.17)	(8.27)	8.73
R4	17.05	0.01	–	(7.10)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.79
R5	17.10	0.04	–	(7.13)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.84
Y	17.12	–	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	–	–	4.13	4.13	–	(0.31)	–	(0.31)	3.82	16.95
B	12.99	(0.07)	–	4.01	3.94	–	(0.31)	–	(0.31)	3.63	16.62
C	13.00	(0.06)	–	4.03	3.97	–	(0.31)	–	(0.31)	3.66	16.66
I	13.14	0.02	–	4.17	4.19	–	(0.31)	–	(0.31)	3.88	17.02
R3(E)	13.52	(0.03)	–	3.51	3.48	–	–	–	–	3.48	17.00
R4(E)	13.52	(0.01)	–	3.54	3.53	–	–	–	–	3.53	17.05
R5(E)	13.52	–	–	3.58	3.58	–	–	–	–	3.58	17.10
Y	13.20	0.06	–	4.17	4.23	–	(0.31)	–	(0.31)	3.92	17.12

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end ofeach period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.

28

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

(1.08)%	$467,407	1.41%	1.41%	1.41%	(0.19)%	140%
(1.86)	61,934	2.25	2.25	2.25	(1.03)	–
(1.69)	266,634	2.13	2.13	2.13	(0.91)	–
(0.69)	112,597	1.11	1.11	1.11	0.12	–
(1.32)	20,237	1.72	1.70	1.70	(0.48)	–
(1.00)	12,333	1.40	1.40	1.40	(0.17)	–
(0.68)	1,255	1.11	1.10	1.10	0.13	–
(0.53)	33,723	0.99	0.99	0.99	0.23	–

20.48	516,406	1.44	1.44	1.44	(0.20)	155
19.52	73,313	2.28	2.28	2.28	(1.04)	–
19.54	310,899	2.15	2.15	2.15	(0.91)	–
20.90	107,796	1.11	1.11	1.11	0.13	–
20.07	13,520	1.74	1.73	1.73	(0.50)	–
20.52	8,486	1.40	1.40	1.40	(0.18)	–
20.81	777	1.12	1.11	1.11	0.12	–
20.89	46,353	1.00	1.00	1.00	0.25	–

23.02	497,959	1.54	1.54	1.54	0.02	168
22.20	72,940	2.44	2.22	2.22	(0.67)	–
22.23	297,280	2.25	2.25	2.25	(0.70)	–
23.41	95,280	1.16	1.16	1.16	0.37	–
22.68	8,057	1.81	1.81	1.81	(0.30)	–
23.09	5,308	1.43	1.43	1.43	0.04	–
23.42	816	1.14	1.14	1.14	0.29	–
23.70	54,222	1.02	1.02	1.02	0.49	–

(44.43)	479,795	1.40	1.40	1.40	0.12	159
(44.92)	66,057	2.27	2.27	2.27	(0.75)	–
(44.87)	269,662	2.14	2.14	2.14	(0.62)	–
(44.23)	79,436	1.08	1.08	1.08	0.43	–
(44.60)	4,148	1.77	1.77	1.77	(0.28)	–
(44.40)	1,232	1.43	1.43	1.43	0.08	–
(44.26)	151	1.16	1.16	1.16	0.37	–
(44.20)	21,827	1.01	1.01	1.01	0.51	–

32.15	821,428	1.44	1.44	1.44	–	102
31.01	104,908	2.29	2.29	2.29	(0.86)	–
31.22	415,688	2.16	2.16	2.16	(0.73)	–
32.60	83,905	1.11	1.11	1.11	0.31	–
25.74	(F)	452	1.85	(G)	1.85	(G)	1.85	(G)	(0.43	) (G)	–
26.11	(F)	14	1.47	(G)	1.47	(G)	1.47	(G)	(0.06	) (G)	–
26.48	(F)	136	1.22	(G)	1.22	(G)	1.22	(G)	0.03	(G)	–
32.75	158	1.02	1.02	1.02	0.44	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation II Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation II Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

30

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Capital Appreciation II Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

34

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$838.20	$6.60	$1,000.00	$1,018.03	$7.24	1.42%	184	365
Class B	$1,000.00	$834.90	$10.48	$1,000.00	$1,013.78	$11.50	2.27	184	365
Class C	$1,000.00	$835.70	$9.90	$1,000.00	$1,014.42	$10.87	2.14	184	365
Class I	$1,000.00	$840.20	$5.16	$1,000.00	$1,019.60	$5.66	1.11	184	365
Class R3	$1,000.00	$837.10	$7.87	$1,000.00	$1,016.63	$8.64	1.70	184	365
Class R4	$1,000.00	$838.90	$6.48	$1,000.00	$1,018.16	$7.11	1.40	184	365
Class R5	$1,000.00	$840.20	$5.10	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class Y	$1,000.00	$840.60	$4.59	$1,000.00	$1,020.22	$5.03	0.99	184	365

35

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Capital Appreciation II Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its comprehensive quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making appropriate changes to the management and/or strategies of the Funds. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

37

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in meaningful benefits being realized by shareholders as Fund assets have grown. The Board also noted that operating expenses have been significantly reduced through a combination of lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

38

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CAII11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Checks and Balances Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview 5/31/07 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Checks and Balances A#	1.44%	0.25%
Checks and Balances A##	-4.14%	-1.02%
Checks and Balances B#	0.71%	-0.53%
Checks and Balances B##	-4.29%	-0.96%
Checks and Balances C#	0.66%	-0.50%
Checks and Balances C##	-0.34%	-0.50%
Checks and Balances I#	1.81%	0.49%
Checks and Balances R3#	1.05%	0.02%
Checks and Balances R4#	1.53%	0.25%
Checks and Balances R5#	1.83%	0.47%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.83%
Russell 3000 Index	7.90%	-2.10%
S&P 500 Index	8.07%	-2.34%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.
Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/29/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 8/29/08.  Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Checks and Balances Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President of HIFSCO,
Chairman of the HIFSCO Investment Oversight Committee

How did the Fund perform?
The Class A shares of The Hartford Checks and Balances Fund returned 1.44%, before sales charge, for the twelve-month period ended October 31, 2011, versus 3.27% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 5.00% for the Barclays Capital U.S. Aggregate Bond Index, 8.07% for the S&P 500 Index, and 7.90% for the Russell 3000 Index, respectively.

Why did the Fund perform this way?
The Fund makes equal allocations of its assets to Class Y shares of certain Hartford Mutual Funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each Underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Dividend and Growth Fund. The return of The Hartford Capital Appreciation Fund detracted most from relative performance.

What is the outlook?
The Fund will continue to make equal allocations of its assets to the three Underlying Funds. Please refer to www.hartfordinvestor.com for the shareholder report of each Underlying Fund.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
The Hartford Capital Appreciation Fund, Class Y	33.8%
The Hartford Dividend and Growth Fund, Class Y	33.8
The Hartford Total Return Bond Fund, Class Y	32.4
Other Assets and Liabilities	0.0
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 100.0%
EQUITY FUNDS - 67.6%
18,334	The Hartford Capital Appreciation Fund, Class Y●		$609,774
32,247	The Hartford Dividend and Growth Fund, Class Y		608,824
			1,218,598
	Total equity funds
	(cost $1,141,845)		$1,218,598

FIXED INCOME FUNDS - 32.4%
53,445	The Hartford Total Return Bond Fund, Class Y		$583,082

	Total fixed income funds
	(cost $561,146)		$583,082

	Total investments in affiliated investment companies
	(cost $1,702,991)		$1,801,680

	Total long-term investments
	(cost $1,702,991)		$1,801,680

	Total investments
	(cost $1,702,991) ▲	100.0%	$1,801,680
	Other assets and liabilities	–%	(862)
	Total net assets	100.0%	$1,800,818

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $1,771,163 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$98,689
Unrealized Depreciation	(68,172)
Net Unrealized Appreciation	$30,517

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,801,680	$1,801,680	$–	$–
Total	$1,801,680	$1,801,680	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,702,991)	$1,801,680
Receivables:
Investment securities sold	1,892
Fund shares sold	1,869
Dividends and interest	979
Other assets	83
Total assets	1,806,503
Liabilities:
Payables:
Investment securities purchased	577
Fund shares redeemed	4,649
Administrative fees	—
Distribution fees	150
Accrued expenses	309
Total liabilities	5,685
Net assets	$1,800,818
Summary of Net Assets:
Capital stock and paid-in-capital	$1,761,904
Accumulated undistributed net investment income	457
Accumulated net realized loss on investments	(60,232)
Unrealized appreciation of investments	98,689
Net assets	$1,800,818

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.22/$9.76
Shares outstanding	144,959
Net assets	$1,337,009
Class B: Net asset value per share	$9.19
Shares outstanding	13,407
Net assets	$123,183
Class C: Net asset value per share	$9.19
Shares outstanding	33,790
Net assets	$310,632
Class I: Net asset value per share	$9.23
Shares outstanding	2,151
Net assets	$19,854
Class R3: Net asset value per share	$9.20
Shares outstanding	1,001
Net assets	$9,211
Class R4: Net asset value per share	$9.22
Shares outstanding	89
Net assets	$822
Class R5: Net asset value per share	$9.23
Shares outstanding	12
Net assets	$107

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$34,784
Total investment income	34,784

Expenses:
Administrative services fees	15
Transfer agent fees	2,340
Distribution fees
Class A	3,640
Class B	1,378
Class C	3,484
Class R3	36
Class R4	2
Custodian fees	—
Accounting services fees	237
Registration and filing fees	198
Board of Directors' fees	43
Audit fees	20
Other expenses	322
Total expenses (before waivers)	11,715
Expense waivers	—
Total waivers	—
Total expenses, net	11,715
Net Investment Income	23,069
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	2,647
Net Realized Gain on Investments	2,647
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	505
Net Changes in Unrealized Appreciation of Investments	505
Net Gain on Investments	3,152
Net Increase in Net Assets Resulting from Operations	$26,221

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$23,069	$23,262
Net realized gain (loss) on investments	2,647	(54,650)
Net unrealized appreciation of investments	505	236,958
Net Increase In Net Assets Resulting From Operations	26,221	205,570
Distributions to Shareholders:
From net investment income
Class A	(20,476)	(18,822)
Class B	(806)	(949)
Class C	(2,255)	(2,439)
Class I	(364)	(349)
Class R3	(81)	(13)
Class R4	(10)	(5)
Class R5	(2)	(2)
Total distributions	(23,994)	(22,579)
Capital Share Transactions:
Class A	(93,397)	225,311
Class B	(21,167)	(13,411)
Class C	(45,940)	22,167
Class I	(1,347)	(843)
Class R3	7,410	1,473
Class R4	613	102
Class R5	(9)	6
Net increase (decrease) from capital share transactions	(153,837)	234,805
Net Increase (Decrease) In Net Assets	(151,610)	417,796
Net Assets:
Beginning of period	1,952,428	1,534,632
End of period	$1,800,818	$1,952,428
Accumulated undistributed (distribution in excess of) net investment income (loss)	$457	$1,382

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”).

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

10

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds in direct proportion to the amount of assets the Fund allocates to each Underlying Fund. The market values of the Underlying Funds may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$23,994	$22,579

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$457
Undistributed Long-Term Capital Gain	7,940
Unrealized Appreciation *	30,517
Total Accumulated Earnings	$38,914

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $2,361 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

5.	Expenses:

a)
Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $10,780 and contingent deferred sales charges of $478 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $165.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	12

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$376,524
Sales Proceeds Excluding U.S. Government Obligations	528,145

14

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	28,858	2,137	(41,117)	—	(10,122)	54,924	2,072	(31,396)	—	25,600
Amount	$275,688	$20,026	$(389,111)	$—	$(93,397)	$482,948	$18,258	$(275,895)	$—	$225,311
Class B
Shares	375	83	(2,697)	—	(2,239)	698	103	(2,337)	—	(1,536)
Amount	$3,545	$770	$(25,482)	$—	$(21,167)	$6,106	$903	$(20,420)	$—	$(13,411)
Class C
Shares	5,177	225	(10,316)	—	(4,914)	10,803	251	(8,541)	—	2,513
Amount	$49,357	$2,106	$(97,403)	$—	$(45,940)	$94,736	$2,208	$(74,777)	$—	$22,167
Class I
Shares	1,003	28	(1,189)	—	(158)	971	29	(1,102)	—	(102)
Amount	$9,666	$267	$(11,280)	$—	$(1,347)	$8,584	$255	$(9,682)	$—	$(843)
Class R3
Shares	1,305	9	(553)	—	761	200	1	(33)	—	168
Amount	$12,579	$81	$(5,250)	$—	$7,410	$1,753	$13	$(293)	$—	$1,473
Class R4
Shares	86	1	(24)	—	63	66	1	(55)	—	12
Amount	$828	$10	$(225)	$—	$613	$592	$5	$(495)	$—	$102
Class R5
Shares	—	—	(1)	—	(1)	1	—	—	—	1
Amount	$—	$2	$(11)	$—	$(9)	$10	$2	$(6)	$—	$6
Total
Shares	36,804	2,483	(55,897)	—	(16,610)	67,663	2,457	(43,464)	—	26,656
Amount	$351,663	$23,262	$(528,762)	$—	$(153,837)	$594,729	$21,644	$(381,568)	$—	$234,805

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	84	$802
For the Year Ended October 31, 2010	84	$742

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$9.22	$0.13	$–	$–	$0.13	$(0.13)	$–	$–	$(0.13)	$–	$9.22
B	9.18	0.05	–	0.02	0.07	(0.06)	–	–	(0.06)	0.01	9.19
C	9.19	0.06	–	–	0.06	(0.06)	–	–	(0.06)	–	9.19
I	9.22	0.15	–	0.02	0.17	(0.16)	–	–	(0.16)	0.01	9.23
R3	9.21	0.10	–	–	0.10	(0.11)	–	–	(0.11)	(0.01)	9.20
R4	9.21	0.12	–	0.02	0.14	(0.13)	–	–	(0.13)	0.01	9.22
R5	9.22	0.15	–	0.02	0.17	(0.16)	–	–	(0.16)	0.01	9.23

For the Year Ended October 31, 2010 (E)
A	8.29	0.13	–	0.93	1.06	(0.13)	–	–	(0.13)	0.93	9.22
B	8.26	0.06	–	0.92	0.98	(0.06)	–	–	(0.06)	0.92	9.18
C	8.26	0.07	–	0.92	0.99	(0.06)	–	–	(0.06)	0.93	9.19
I	8.29	0.15	–	0.93	1.08	(0.15)	–	–	(0.15)	0.93	9.22
R3	8.29	0.10	–	0.92	1.02	(0.10)	–	–	(0.10)	0.92	9.21
R4	8.29	0.14	–	0.91	1.05	(0.13)	–	–	(0.13)	0.92	9.21
R5	8.29	0.16	–	0.92	1.08	(0.15)	–	–	(0.15)	0.93	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
B	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
C	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
I	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29
R3	7.31	0.17	–	1.04	1.21	(0.18)	(0.05)	–	(0.23)	0.98	8.29
R4	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
R5	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	–	(3.17)	(2.96)	(0.23)	–	–	(0.23)	(3.19)	7.32
B	10.49	0.15	–	(3.19)	(3.04)	(0.16)	–	–	(0.16)	(3.20)	7.29
C	10.49	0.15	–	(3.18)	(3.03)	(0.17)	–	–	(0.17)	(3.20)	7.29
I(F)	9.89	0.14	–	(2.57)	(2.43)	(0.14)	–	–	(0.14)	(2.57)	7.32
R3(I)	9.38	0.03	–	(2.06)	(2.03)	(0.04)	–	–	(0.04)	(2.07)	7.31
R4(I)	9.38	0.03	–	(2.05)	(2.02)	(0.04)	–	–	(0.04)	(2.06)	7.32
R5(I)	9.38	0.03	–	(2.04)	(2.01)	(0.05)	–	–	(0.05)	(2.06)	7.32

From May 31, 2007 (commencement of operations), through October 31, 2007
A(J)	10.00	0.05	–	0.51	0.56	(0.05)	–	–	(0.05)	0.51	10.51
B(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49
C(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 29, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 29, 2008.
(J)	Commenced operations on May 31, 2007.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

1.44%		$1,337,009	0.41%		0.41%		0.41%		1.36%		19%
0.71		123,183	1.21		1.21		1.21		0.55		–
0.66		310,632	1.16		1.16		1.16		0.61		–
1.81		19,854	0.15		0.15		0.15		1.61		–
1.05		9,211	0.76		0.76		0.76		1.00		–
1.53		822	0.47		0.46		0.46		1.29		–
1.83		107	0.15		0.15		0.15		1.62		–

12.85		1,429,438	0.42		0.42		0.42		1.51		19
11.87		143,627	1.23		1.23		1.23		0.69		–
12.06		355,504	1.16		1.16		1.16		0.75		–
13.09		21,297	0.17		0.17		0.17		1.75		–
12.40		2,206	0.81		0.78		0.78		1.15		–
12.76		241	0.50		0.47		0.47		1.75		–
13.13		115	0.16		0.15		0.15		1.76		–

17.34		1,073,060	0.46		0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.23		1.68		–
16.56		298,931	1.22		1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		0.20		2.61		–
17.18		598	0.87		0.78		0.78		1.46		–
17.30		112	0.49		0.48		0.48		2.48		–
17.65		98	0.17		0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.17		1.26		–
(23.71	)(G)	8,293	0.16	(H)	0.16	(H)	0.16	(H)	2.09	(H)	–
(21.19	)(G)	80	0.81	(H)	0.80	(H)	0.80	(H)	1.93	(H)	–
(21.06	)(G)	79	0.51	(H)	0.50	(H)	0.50	(H)	2.23	(H)	–
(21.04	)(G)	79	0.21	(H)	0.21	(H)	0.21	(H)	2.52	(H)	–

5.56	(G)	172,572	0.43	(H)	0.43	(H)	0.43	(H)	1.77	(H)	–
5.24	(G)	19,750	1.26	(H)	1.25	(H)	1.25	(H)	0.96	(H)	–
5.23	(G)	55,105	1.18	(H)	1.18	(H)	1.18	(H)	1.02	(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the periods indicated therein, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	4.39%
Other Direct Federal Obligations*	0.27%
Other Securities	95.34%
Total	100.00%

DRD†	55.00%
QDI‡	55.00%
QII§	70.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$925.90	$1.98	$1,000.00	$1,023.15	$2.08	0.41%	184	365
Class B	$1,000.00	$922.70	$5.89	$1,000.00	$1,019.08	$6.19	1.22	184	365
Class C	$1,000.00	$922.00	$5.61	$1,000.00	$1,019.37	$5.90	1.16	184	365
Class I	$1,000.00	$927.20	$0.74	$1,000.00	$1,024.44	$0.77	0.15	184	365
Class R3	$1,000.00	$923.50	$3.66	$1,000.00	$1,021.40	$3.84	0.75	184	365
Class R4	$1,000.00	$925.70	$2.23	$1,000.00	$1,022.89	$2.35	0.46	184	365
Class R5	$1,000.00	$927.40	$0.72	$1,000.00	$1,024.45	$0.76	0.15	184	365

25

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds. Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Checks and Balances Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO” or the “Adviser”) (the “Agreement”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent, And Quality Of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board noted that under the Agreement, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its comprehensive quarterly

26

reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making appropriate changes to the management and/or strategies of the Funds. The Board considered HIFSCO’s approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark and that the underperformance of the Fund was a result of the underperformance of the underlying funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from its relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the total expense ratios of the Fund, noting that there is no management fee for the Fund. In this regard, the Board requested and reviewed information from HIFSCO relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios

27

The Hartford Checks and Balances Fund
Approval of Investment Management Agreement (Unaudited) – (continued)

relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund and whether the expense levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from its relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CB11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Conservative Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Conservative Allocation A#	4.09%	3.52%	4.75%
Conservative Allocation A##	-1.64%	2.35%	3.95%
Conservative Allocation B#	3.24%	2.72%	3.99%
Conservative Allocation B##	-1.76%	2.37%	3.99%
Conservative Allocation C#	3.32%	2.77%	4.01%
Conservative Allocation C##	2.32%	2.77%	4.01%
Conservative Allocation I#	4.29%	3.77%	4.93%
Conservative Allocation R3#	3.67%	3.09%	4.46%
Conservative Allocation R4#	3.95%	3.45%	4.70%
Conservative Allocation R5#	4.36%	3.76%	4.91%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.78%
S&P 500 Index	8.07%	0.25%	3.60%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Conservative Allocation Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Conservative Allocation Fund returned 4.09%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.36%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock/bond mix is relatively fixed at 40% conservative, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, driven mainly by TIPS outperformance. Riskier credit sectors targeted by the Fund such as Bank Loans and Emerging Market debt underperformed the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds performed in-line. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing intermediate bond exposure, while decreasing high yield exposure. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

The third performance driver, underlying fund performance, had a negative impact for the period.

3

The Hartford Conservative Allocation Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to Bank Loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund of Funds stand to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.5%
Powershares Emerging Markets Sovereign Debt Portfolio	1.2
The Hartford Alternative Strategies Fund, Class Y	7.6
The Hartford Capital Appreciation Fund, Class Y	0.6
The Hartford Capital Appreciation II Fund, Class Y	0.6
The Hartford Corporate Opportunities Fund, Class Y	6.6
The Hartford Disciplined Equity Fund, Class Y	3.0
The Hartford Dividend and Growth Fund, Class Y	1.6
The Hartford Equity Income Fund, Class Y	5.3
The Hartford Floating Rate Fund, Class Y	3.2
The Hartford Fundamental Growth Fund, Class Y	0.3
The Hartford Global Growth Fund, Class Y	0.3
The Hartford Global Research Fund, Class Y	1.5
The Hartford Growth Fund, Class Y	2.4
The Hartford High Yield Fund, Class Y	0.2
The Hartford Inflation Plus Fund, Class Y	15.8
The Hartford International Opportunities Fund, Class Y	1.3
The Hartford International Small Company Fund, Class Y	1.6
The Hartford International Value Fund, Class Y	2.5
The Hartford MidCap Fund, Class Y	0.6
The Hartford MidCap Value Fund, Class Y	1.0
The Hartford Money Market Fund, Class Y	1.9
The Hartford Short Duration Fund, Class Y	15.6
The Hartford Small Company Fund, Class Y	0.5
The Hartford Small/Mid Cap Equity Fund, Class Y	1.2
The Hartford SmallCap Growth Fund, Class Y	2.4
The Hartford Strategic Income Fund, Class Y	0.4
The Hartford Total Return Bond Fund, Class Y	12.9
The Hartford Value Fund, Class Y	5.1
The Hartford Value Opportunities Fund, Class Y	1.2
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.2%
EQUITY FUNDS - 40.6%
1,855	The Hartford Alternative Strategies Fund, Class Y●		$20,330
46	The Hartford Capital Appreciation Fund, Class Y●		1,546
122	The Hartford Capital Appreciation II Fund, Class Y●		1,603
614	The Hartford Disciplined Equity Fund, Class Y		8,106
224	The Hartford Dividend and Growth Fund, Class Y		4,227
1,085	The Hartford Equity Income Fund, Class Y		14,111
79	The Hartford Fundamental Growth Fund, Class Y●		887
47	The Hartford Global Growth Fund, Class Y●		699
425	The Hartford Global Research Fund, Class Y		3,960
354	The Hartford Growth Fund, Class Y●		6,309
239	The Hartford International Opportunities Fund, Class Y		3,397
354	The Hartford International Small Company Fund, Class Y		4,327
598	The Hartford International Value Fund, Class Y		6,780
76	The Hartford MidCap Fund, Class Y●		1,732
247	The Hartford MidCap Value Fund, Class Y		2,796
70	The Hartford Small Company Fund, Class Y●		1,468
305	The Hartford Small/Mid Cap Equity Fund, Class Y		3,156
200	The Hartford SmallCap Growth Fund, Class Y●		6,508
1,245	The Hartford Value Fund, Class Y		13,580
237	The Hartford Value Opportunities Fund, Class Y		3,089
			108,611
	Total equity funds
	(cost $100,773)		$108,611

FIXED INCOME FUNDS - 56.6%
1,751	The Hartford Corporate Opportunities Fund, Class Y		$17,577
980	The Hartford Floating Rate Fund, Class Y		8,458
94	The Hartford High Yield Fund, Class Y		677
3,408	The Hartford Inflation Plus Fund, Class Y		42,391
5,036	The Hartford Money Market Fund, Class Y●		5,036
4,258	The Hartford Short Duration Fund, Class Y		41,732
105	The Hartford Strategic Income Fund, Class Y		968
3,177	The Hartford Total Return Bond Fund, Class Y		34,665
			151,504
	Total fixed income funds
	(cost $144,263)		$151,504

	Total investments in affiliated investment companies
	(cost $245,036)		$260,115

EXCHANGE TRADED FUNDS - 2.7%
142	Powershares DB Commodity Index Tracking Fund ●		$3,936
122	Powershares Emerging Markets Sovereign Debt Portfolio		3,357
			7,293
	Total exchange traded funds
	(cost $6,181)		$7,293

	Total long-term investments
	(cost $251,217)		$267,408

	Total investments
	(cost $251,217) ▲	99.9%	$267,408
	Other assets and liabilities	0.1%	273
	Total net assets	100.0%	$267,681

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $253,088 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,463
Unrealized Depreciation	(3,143)
Net Unrealized Appreciation	$14,320

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$260,115	$260,115	$–	$–
Exchange Traded Funds	7,293	7,293	–	–
Total	$267,408	$267,408	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $6,181)	$7,293
Investments in underlying affiliated funds, at market value (cost $245,036)	260,115
Cash	13
Receivables:
Investment securities sold	117
Fund shares sold	497
Dividends and interest	278
Other assets	56
Total assets	268,369
Liabilities:
Payables:
Investment securities purchased	351
Fund shares redeemed	261
Investment management fees	8
Administrative fees	1
Distribution fees	24
Accrued expenses	43
Total liabilities	688
Net assets	$267,681
Summary of Net Assets:
Capital stock and paid-in-capital	$263,212
Accumulated undistributed net investment income	318
Accumulated net realized loss on investments	(12,040)
Unrealized appreciation of investments	16,191
Net assets	$267,681

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.71/$11.33
Shares outstanding	15,291
Net assets	$163,779
Class B: Net asset value per share	$10.71
Shares outstanding	2,003
Net assets	$21,454
Class C: Net asset value per share	$10.70
Shares outstanding	5,230
Net assets	$55,946
Class I: Net asset value per share	$10.69
Shares outstanding	117
Net assets	$1,248
Class R3: Net asset value per share	$10.74
Shares outstanding	682
Net assets	$7,324
Class R4: Net asset value per share	$10.69
Shares outstanding	1,229
Net assets	$13,142
Class R5: Net asset value per share	$10.71
Shares outstanding	447
Net assets	$4,788

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$399
Dividends from underlying affiliated funds	6,466
Total investment income	6,865

Expenses:
Investment management fees	402
Administrative services fees	37
Transfer agent fees	261
Distribution fees
Class A	412
Class B	227
Class C	546
Class R3	28
Class R4	34
Custodian fees	1
Accounting services fees	32
Registration and filing fees	103
Board of Directors' fees	6
Audit fees	13
Other expenses	40
Total expenses	2,142
Net Investment Income	4,723
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	1,908
Net realized gain on investments in underlying affiliated funds	13,199
Net realized loss on investments in securities	(59)
Net Realized Gain on Investments	15,048
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(9,584)
Net Changes in Unrealized Depreciation of Investments	(9,584)
Net Gain on Investments	5,464
Net Increase in Net Assets Resulting from Operations	$10,187

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$4,723	$4,901
Net realized gain (loss) on investments	15,048	(5,092)
Net unrealized appreciation (depreciation) of investments	(9,584)	28,781
Net Increase In Net Assets Resulting From Operations	10,187	28,590

Distributions to Shareholders:
From net investment income
Class A	(4,106)	(3,350)
Class B	(384)	(347)
Class C	(947)	(737)
Class I	(32)	(15)
Class R3	(114)	(40)
Class R4	(335)	(210)
Class R5	(168)	(137)
Total distributions	(6,086)	(4,836)
Capital Share Transactions:
Class A	(2,150)	13,866
Class B	(2,636)	(3,091)
Class C	2,138	1,876
Class I	508	(239)
Class R3	3,915	2,464
Class R4	32	3,825
Class R5	(1,450)	666
Net increase from capital share transactions	357	19,367
Net Increase In Net Assets	4,458	43,121
Net Assets:
Beginning of period	263,223	220,102
End of period	$267,681	$263,223
Accumulated undistributed (distribution in excess of) net investment income (loss)	$318	$560

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net

12

investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$6,086	$4,836

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$319
Accumulated Capital Losses *	(10,170)
Unrealized Appreciation †	14,320
Total Accumulated Earnings	$4,469

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,121
Accumulated Net Realized Gain (Loss) on Investments	(1,121)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$177
2016	691
2017	4,395
2018	4,907
Total	$10,170

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. As of October 31, 2011, the Fund utilized $14,294 of prior year capital loss carryforwards.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

14

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $834 and contingent deferred sales charges of $45 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $22.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$111,056
Sales Proceeds Excluding U.S. Government Obligations	109,355

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,818	372	(4,379)	—	(189)	4,703	320	(3,630)	—	1,393
Amount	$41,004	$3,971	$(47,125)	$—	$(2,150)	$47,107	$3,200	$(36,441)	$—	$13,866
Class B
Shares	250	33	(527)	—	(244)	186	32	(526)	—	(308)
Amount	$2,665	$354	$(5,655)	$—	$(2,636)	$1,859	$319	$(5,269)	$—	$(3,091)
Class C
Shares	1,451	81	(1,335)	—	197	1,607	65	(1,481)	—	191
Amount	$15,622	$859	$(14,343)	$—	$2,138	$16,067	$651	$(14,842)	$—	$1,876
Class I
Shares	92	3	(48)	—	47	44	1	(70)	—	(25)
Amount	$996	$28	$(516)	$—	$508	$447	$12	$(698)	$—	$(239)
Class R3
Shares	422	11	(68)	—	365	342	4	(100)	—	246
Amount	$4,533	$114	$(732)	$—	$3,915	$3,437	$40	$(1,013)	$—	$2,464
Class R4
Shares	336	32	(366)	—	2	493	21	(132)	—	382
Amount	$3,642	$335	$(3,945)	$—	$32	$4,935	$210	$(1,320)	$—	$3,825
Class R5
Shares	549	16	(697)	—	(132)	128	14	(74)	—	68
Amount	$5,867	$168	$(7,485)	$—	$(1,450)	$1,276	$137	$(747)	$—	$666
Total
Shares	6,918	548	(7,420)	—	46	7,503	457	(6,013)	—	1,947
Amount	$74,329	$5,829	$(79,801)	$—	$357	$75,128	$4,569	$(60,330)	$—	$19,367

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	36	$388
For the Year Ended October 31, 2010	46	$461

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Conservative Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$10.55	$0.21	$–	$0.22	$0.43	$(0.27)	$–	$–	$(0.27)	$0.16	$10.71
B	10.55	0.13	–	0.21	0.34	(0.18)	–	–	(0.18)	0.16	10.71
C	10.54	0.13	–	0.22	0.35	(0.19)	–	–	(0.19)	0.16	10.70
I	10.54	0.23	–	0.22	0.45	(0.30)	–	–	(0.30)	0.15	10.69
R3	10.59	0.18	–	0.21	0.39	(0.24)	–	–	(0.24)	0.15	10.74
R4	10.54	0.21	–	0.20	0.41	(0.26)	–	–	(0.26)	0.15	10.69
R5	10.55	0.23	–	0.23	0.46	(0.30)	–	–	(0.30)	0.16	10.71

For the Year Ended October 31, 2010
A	9.57	0.23	–	0.98	1.21	(0.23)	–	–	(0.23)	0.98	10.55
B	9.57	0.15	–	0.97	1.12	(0.14)	–	–	(0.14)	0.98	10.55
C	9.56	0.15	–	0.98	1.13	(0.15)	–	–	(0.15)	0.98	10.54
I	9.56	0.28	–	0.95	1.23	(0.25)	–	–	(0.25)	0.98	10.54
R3	9.61	0.18	–	1.00	1.18	(0.20)	–	–	(0.20)	0.98	10.59
R4	9.56	0.22	–	0.98	1.20	(0.22)	–	–	(0.22)	0.98	10.54
R5	9.57	0.25	–	0.98	1.23	(0.25)	–	–	(0.25)	0.98	10.55

For the Year Ended October 31, 2009 (E)
A	8.30	0.25	–	1.28	1.53	(0.26)	–	–	(0.26)	1.27	9.57
B	8.30	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.57
C	8.29	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.56
I	8.29	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.56
R3	8.28	0.17	–	1.32	1.49	(0.16)	–	–	(0.16)	1.33	9.61
R4	8.29	0.25	–	1.27	1.52	(0.25)	–	–	(0.25)	1.27	9.56
R5	8.30	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	–	(2.84)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.30
B	11.62	0.24	–	(2.82)	(2.58)	(0.34)	(0.40)	–	(0.74)	(3.32)	8.30
C	11.62	0.23	–	(2.81)	(2.58)	(0.35)	(0.40)	–	(0.75)	(3.33)	8.29
I	11.61	0.39	–	(2.86)	(2.47)	(0.45)	(0.40)	–	(0.85)	(3.32)	8.29
R3	11.61	0.32	–	(2.86)	(2.54)	(0.39)	(0.40)	–	(0.79)	(3.33)	8.28
R4	11.62	0.34	–	(2.85)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.29
R5	11.63	0.39	–	(2.87)	(2.48)	(0.45)	(0.40)	–	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	–	0.81	1.14	(0.38)	(0.29)	–	(0.67)	0.47	11.63
B	11.16	0.25	–	0.80	1.05	(0.30)	(0.29)	–	(0.59)	0.46	11.62
C	11.15	0.25	–	0.81	1.06	(0.30)	(0.29)	–	(0.59)	0.47	11.62
I	11.16	0.38	–	0.78	1.16	(0.42)	(0.29)	–	(0.71)	0.45	11.61
R3(G)	10.95	0.16	–	0.70	0.86	(0.20)	–	–	(0.20)	0.66	11.61
R4(G)	10.95	0.20	–	0.70	0.90	(0.23)	–	–	(0.23)	0.67	11.62
R5(G)	10.95	0.24	–	0.68	0.92	(0.24)	–	–	(0.24)	0.68	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into the Fund on February 20, 2009.  These sales are excluded from the portfolio turnover rate calculation.

(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

4.09%		$163,779	0.58%		0.58%		0.58%		1.99%		41%
3.24		21,454	1.37		1.37		1.37		1.20		–
3.32		55,946	1.32		1.32		1.32		1.23		–
4.29		1,248	0.30		0.30		0.30		2.16		–
3.67		7,324	0.93		0.93		0.93		1.48		–
3.95		13,142	0.62		0.62		0.62		1.93		–
4.36		4,788	0.32		0.32		0.32		2.30		–

12.74		163,353	0.58		0.58		0.58		2.26		28
11.83		23,697	1.38		1.38		1.38		1.48		–
11.92		53,036	1.33		1.33		1.33		1.51		–
13.02		741	0.33		0.33		0.33		2.51		–
12.41		3,357	0.94		0.93		0.93		1.75		–
12.71		12,932	0.62		0.62		0.62		2.19		–
13.02		6,107	0.32		0.32		0.32		2.51		–

18.90		134,824	0.62		0.62		0.62		3.00		20	(F)
18.01		24,438	1.46		1.38		1.38		2.26		–
18.04		46,279	1.39		1.38		1.38		2.28		–
19.19		908	0.36		0.36		0.36		3.17		–
18.22		680	1.02		1.02		1.02		2.06		–
18.89		8,078	0.66		0.66		0.66		2.94		–
19.22		4,895	0.36		0.36		0.36		3.10		–

(22.99)		107,922	0.57		0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		1.40		2.29		–
(23.57)		40,054	1.33		1.33		1.33		2.23		–
(22.73)		418	0.31		0.31		0.31		4.43		–
(23.28)		269	0.97		0.97		0.97		2.01		–
(23.01)		4,900	0.63		0.63		0.63		2.21		–
(22.81)		2,097	0.34		0.34		0.34		2.84		–

10.64		121,488	0.59		0.59		0.59		2.91		40
9.81		25,903	1.42		1.28		1.28		2.25		–
9.91		46,433	1.35		1.28		1.28		2.17		–
10.86		1,502	0.27		0.27		0.27		2.64		–
7.93	(H)	20	1.05	(I)	1.03	(I)	1.03	(I)	1.87	(I)	–
8.25	(H)	429	0.75	(I)	0.75	(I)	0.75	(I)	2.26	(I)	–
8.53	(H)	695	0.48	(I)	0.46	(I)	0.46	(I)	2.41	(I)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

20

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	29.17%
Other Direct Federal Obligations*	0.09%
Other Securities	70.74%
Total	100.00%

DRD†	20.00%
QDI‡	20.00%
QII§	85.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$967.10	$2.88	$1,000.00	$1,022.28	$2.96	0.58%	184	365
Class B	$1,000.00	$963.10	$6.81	$1,000.00	$1,018.27	$7.00	1.38	184	365
Class C	$1,000.00	$963.50	$6.54	$1,000.00	$1,018.54	$6.73	1.32	184	365
Class I	$1,000.00	$968.40	$1.52	$1,000.00	$1,023.66	$1.56	0.31	184	365
Class R3	$1,000.00	$965.70	$4.64	$1,000.00	$1,020.48	$4.77	0.94	184	365
Class R4	$1,000.00	$966.90	$3.11	$1,000.00	$1,022.05	$3.19	0.63	184	365
Class R5	$1,000.00	$968.40	$1.62	$1,000.00	$1,023.56	$1.66	0.33	184	365

25

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Conservative Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CAL11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Corporate Opportunities Fund* *Prior to December 10, 2010, The Hartford Corporate Opportunities Fund was known as The Hartford Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Corporate Opportunities Fund
(formerly The Hartford Income Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Corporate Opportunities Fund inception 10/31/2002
(formerly The Hartford Income Fund)
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Corporate Opportunities A#	5.71%	4.64%	5.28%
Corporate Opportunities A##	0.95%	3.68%	4.74%
Corporate Opportunities B#	4.82%	3.85%	NA*
Corporate Opportunities B##	-0.18%	3.51%	NA*
Corporate Opportunities C#	4.81%	3.85%	4.52%
Corporate Opportunities C##	3.81%	3.85%	4.52%
Corporate Opportunities R3#	5.90%	4.95%	4.87%
Corporate Opportunities R4#	5.93%	4.96%	4.88%
Corporate Opportunities R5#	5.95%	4.96%	4.88%
Corporate Opportunities Y#	5.96%	4.96%	4.88%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.41%
Barclays Capital U.S. Corporate Index	6.14%	6.90%	6.47%

#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Class Y shares commenced operations on 11/28/03. Accordingly, the "Since Inception" performance shown for Class Y is since that date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Barclays Capital U.S. Corporate Index is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate Indices.

The Fund has changed its benchmark from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Corporate Index because the Fund’s investment manager believes that the Barclays Capital U.S. Corporate Index better reflects the Fund’s revised investment strategy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
James Serhant, CFA	Michael Gray, CFA	Ira Edelblum
Senior Vice President	Managing Director	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Corporate Opportunities Fund returned 5.71%, before sales charge, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the Barclays Capital U.S. Corporate Index and Barclays Capital U.S. Aggregate Bond Index, returned 6.14%and 5.00%, respectively, while the average return of the Lipper BBB-Rated Corporate Debt category, a group of funds with investment strategies similar to those of the Fund, was 4.60%.

Why did the Fund perform this way?
As previously noted, the Fund’s investment objectives, strategy and name were changed during the period. Effective December 10, 2010, the Fund’s mandate was transitioned from a multi-sector strategy to a corporate bond strategy. Consistent with this decision, the Fund’s name changed from The Hartford Income Fund to The Hartford Corporate Opportunities Fund. The Fund also migrated from its historical peer group (Lipper Corporate Debt Funds, A rated) to a new peer group (Lipper Corporate Debt Funds, BBB rated). The Fund began its transition to its revised strategy on the December 10, 2010 effective date; the transition was conducted over a period of approximately two months, and was completed in three phases.

Phase One generally consisted of the material reduction (or elimination) of non-corporate investments in a number of sectors, the purchase of Investment Grade Corporate and High Yield securities, and the modification of portfolio duration and curve positioning to reflect the Fund’s new competitive universe and benchmark. Phase One was substantially completed by December 31, 2010.

Phase Two generally consisted of further (moderate) reductions in non-corporate investments, and the purchase of additional Investment Grade Corporate, High Yield, and select Emerging Market securities, enabling the Fund to achieve its revised asset allocation and quality objectives. Phase Two was substantially completed by January 31, 2011.

Phase Three reflected more precise efforts intended to optimize the Fund’s composition with respect to its industry, issuer, and security selection characteristics. These refinements were largely focused in the Investment Grade Corporate, High Yield, and Emerging Market sectors; however, the portfolio did retain select non-corporate positions (e.g. Commercial Mortgage Backed Securities) for return enhancement and diversification purposes. Phase Three was completed prior to month-end February 2011.

In light of the strategy change and phased implementation described above, we believe the ten-month period ended October 31 represents the most relevant portion of the latest annual performance period when assessing the Fund’s strategy, investment results, and ability to meet current investment objectives. The Fund’s benchmark-relative (i.e. the Fund’s performance as measured against the benchmark) underperformance was driven by two main factors. First, the portfolio generally maintained a shorter duration (i.e. a measure of interest rate sensitivity) profile than the benchmark during a period in which U.S. interest rates declined substantially, particularly in the intermediate and long segments of the yield curve. Second, despite the substantial amount of de-risking conducted during the second and third quarters, the portfolio retained active exposure to out of benchmark sectors (ex., high yield), industries (ex., financials and basic materials), issuers and individual securities that displayed (significantly) higher than average volatility levels.

During the third quarter, the Fund substantially accelerated its migration to a more defensive posture through the implementation of several hedging strategies. These hedges were constructed primarily to reduce portfolio sensitivity to escalating risk aversion and price volatility across the broad U.S. and European Credit markets, within the U.S. high yield market, and in the banking and financial sectors. The portfolio also increased its allocation to higher quality investments including taxable municipals, AAA and AA-rated commercial mortgage-backed securities, AAA-rated asset-backed securities, and cash. These actions helped buffer the portfolio from the full impact of widening corporate spreads (i.e. short and long term interest rates moving farther apart). The Fund also lowered its risk positioning within investment grade credit, primarily by reducing the average spread duration and maturity of its holdings. However, the lower-quality bias of its remaining investment grade credit allocation detracted from the Fund’s benchmark-relative performance. More specifically, the portfolio retained active exposure to money-center banks in the U.S., systemically important financial institutions globally, and pro-cyclical holdings across basic materials sectors (ex., metals and mining firms), which underperformed the broad market given rising concerns around the health of the global financial system and the risk to economic growth.

What is the outlook?
Although we believe current valuations are more reflective of global risks than they have been in some time, there are a number of reasons to remain cautious in our view. Business confidence is still low, corporate revenues are flat, and the employment picture continues to be weak. Meanwhile, many developed economies look increasingly vulnerable, as significant structural challenges and polarized political debate hinder the formulation (and

3

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Manager Discussion (Unaudited) – (continued)
October 31, 2011

implementation) of effective stabilization policies and measures. Monetary accommodation is at such an extreme levels in the U.S. and abroad that an increasing number of investors, economists, and even Government and Central Bank officials are questioning the effectiveness of further policy measures. Fiscal policy flexibility is also increasingly limited, as markets seem to be growing more concerned with bloated public debt levels, additional government spending, and the lack of tangible budget restraint. We believe challenging conditions in the U.S. have been eclipsed by acute European pressures as the European Union and European Central Bank struggle to contain the Sovereign debt crisis undermining the stability of the Euro–and which, if left unchecked, will eventually threaten its existence long-term. While Greek debt has priced in a virtually inevitable restructuring, European leaders have not yet provided the holistic, coordinated proposal that markets are requiring in order to see confidence stabilize, preserve financial system functionality, and prevent the current crisis from spiraling into a full-blown contagion. We believe in order for any proposal to be deemed acceptable, it must include an explicit (and substantial) commitment to financial austerity that likely will bring unwelcome side effects, further depressing economic growth rates globally.

We expect volatility to remain elevated over the near term as investors seek clarity on several key macro-economic and political fronts. While we believe asset valuations are generally reflective of the current risks, we remain mindful that periods of higher volatility and sub-optimal liquidity often can exacerbate pricing swings in risk assets globally. Although our 2012 economic outlook includes a higher degree of uncertainty, our base case scenario continues to incorporate modest U.S. growth against the backdrop of a modest recession in Europe and higher (but moderating) rates of economic growth across developing markets and globally. In our view, credit spreads continue to imply higher corporate default rates than our 2012 outlook incorporates; we intend to capitalize on these apparent anomalies by efficiently leveraging our extensive fundamental and quantitative credit resources.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.9%
Aa / AA	4.4
A	18.3
Baa / BBB	32.1
Ba / BB	11.1
B	11.5
Caa / CCC or Lower	6.9
Unrated	1.1
U.S. Government Securities	2.3
Non Debt Securities and Other Short-Term Instruments	10.5
Other Assets & Liabilities	(1.1)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	3.0%
Corporate Bonds	80.5
Foreign Government Obligations	2.0
Preferred Stocks	0.7
Put Options Purchased	0.2
Senior Floating Rate Interests	2.8
U.S. Government Securities	1.9
Warrants	0.0
Short-Term Investments	10.0
Other Assets and Liabilities	(1.1)
Total	100.0%

4

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.2%
Administrative Waste Management and Remediation	0.3
Agriculture, Forestry, Fishing and Hunting	0.3
Air Transportation	1.6
Arts, Entertainment and Recreation	5.0
Beverage and Tobacco Product Manufacturing	1.4
Chemical Manufacturing	2.2
Computer and Electronic Product Manufacturing	1.4
Finance and Insurance	38.9
Food Manufacturing	0.4
Food Services	0.5
Health Care and Social Assistance	1.9
Information	6.6
Machinery Manufacturing	0.1
Mining	0.9
Miscellaneous Manufacturing	0.8
Motor Vehicle & Parts Manufacturing	1.1
Paper Manufacturing	1.4
Petroleum and Coal Products Manufacturing	4.4
Pipeline Transportation	1.5
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	1.8
Printing and Related Support Activities	0.2
Professional, Scientific and Technical Services	1.4
Rail Transportation	0.2
Real Estate and Rental and Leasing	1.6
Retail Trade	3.2
Soap, Cleaning Compound and Toilet Manufacturing	0.3
Truck Transportation	0.3
Utilities	5.0
Wholesale Trade	0.3
Total	86.3%
Equity Securities
Automobile Manufacturers	0.4
Diversified Banks	0.3
Packaged Foods & Meats	0.0
Total	0.7%
Foreign Government Obligations	2.0
Put Options Purchased	0.2
U.S. Government Securities	1.9
Short-Term Investments	10.0
Other Assets and Liabilities	(1.1)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category.  Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

5

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.0%
Finance and Insurance - 3.0%
	Real Estate Credit (Mortgage Banking) - 3.0%
	Banc of America Commercial Mortgage, Inc.
$2,316	5.50%, 11/10/2039 ⌂■►	$36
170	5.62%, 06/10/2049 Δ	179
5,029	12.00%, 06/10/2039 ⌂■►	18
	Banc of America Large Loan
891	1.99%, 11/15/2015 ■Δ	811
	Citigroup Commercial Mortgage Trust
335	5.89%, 12/10/2049 Δ	366
	Commercial Mortgage Pass-Through Certificates
1,827	5.30%, 07/10/2046 ■►	180
4,029	5.50%, 03/10/2039 ⌂■►	86
890	5.61%, 06/09/2028 ■	874
410	5.95%, 06/09/2028 ■	402
1,995	8.25%, 10/01/2020 ■►	85
	Equity One ABS, Inc.
3	2.74%, 07/25/2034 Δ	–
21	5.46%, 12/25/2033	8
	GE Capital Commercial Mortgage Corp.
48,473	6.35%, 11/10/2045 ⌂■►	29
	GMAC Mortgage Servicer Advance Funding
960	3.72%, 03/15/2023 ■	968
	Goldman Sachs Mortgage Securities Corp. II
2,920	6.00%, 08/10/2020 ■►	255
	Greenwich Capital Commercial Funding Corp.
387	0.00%, 11/05/2021 ⌂■●	–
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 ⌂†	39
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,483	0.56%, 02/15/2019 ■Δ	1,446
200	5.44%, 06/12/2047 Δ	211
983	6.00%, 09/15/2020 ■►	99
1,592	9.00%, 01/15/2038 ⌂■►	36
1,000	10.00%, 10/15/2020 ■►	46
	LB-UBS Commercial Mortgage Trust
15,105	5.26%, 06/15/2036 ⌂■►	27
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	–
	Merrill Lynch/Countrywide Commercial Mortgage Trust
510	5.38%, 08/12/2048	528
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ⌂■●†	–
	Renaissance Home Equity Loan Trust
335	5.58%, 11/25/2036 Δ	192
200	6.16%, 05/25/2036	14
	Wachovia Bank Commercial Mortgage Trust
4,700	15.00%, 02/15/2041 ⌂■►	79
	Wamu Commercial Mortgage Securities Trust
400	6.31%, 03/23/2045 ■ΔΨ	207
	WF-RBS Commercial Mortgage Trust
675	4.90%, 06/15/2044 ■	709
		7,930
	Total asset & commercial mortgage backed securities
	(cost $8,786)	$7,930

CORPORATE BONDS - 80.5%
Accommodation and Food Services - 1.2%
	Traveler Accommodation - 1.2%
	MGM Mirage, Inc.
$1,495	11.13%, 11/15/2017	$1,697
	MGM Resorts International
1,394	11.38%, 03/01/2018	1,516
		3,213
Administrative Waste Management and Remediation - 0.3%
	Waste Treatment and Disposal - 0.3%
	Energy Solutions, Inc. LLC
762	10.75%, 08/15/2018	770

Agriculture, Forestry, Fishing and Hunting - 0.3%
	Fishing - 0.3%
	American Seafood Group LLC
690	10.75%, 05/15/2016 ■	692

Air Transportation - 1.3%
	Scheduled Air Transportation - 1.3%
	American Airlines
1,187	10.38%, 07/02/2019	1,276
	Continental Airlines, Inc.
1,255	5.98%, 04/19/2022	1,280
	United Air Lines, Inc.
705	9.88%, 08/01/2013 ■	738
		3,294
Arts, Entertainment and Recreation - 4.8%
	Cable and Other Subscription Programming - 0.9%
	DirecTV Holdings LLC
1,900	5.20%, 03/15/2020	2,094
	Time Warner, Inc.
365	4.00%, 01/15/2022	374
		2,468
	Data Processing, Hosting, and Related Services - 0.0%
	Equinix, Inc.
107	7.00%, 07/15/2021	114

	Gambling Industries - 0.3%
	Downstream Development Authority
358	10.50%, 07/01/2019 ■	344
	FireKeepers Development Authority
486	13.88%, 05/01/2015 ■	554
		898
	Motion Picture & Video Industry - 0.3%
	NAI Entertainment Holdings LLC
804	8.25%, 12/15/2017 ■	846

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 80.5% - (continued)
Arts, Entertainment and Recreation - 4.8% - (continued)
	Newspaper, Periodical, Book and Database Publisher - 1.7%
	Knight Ridder, Inc.
$2,440	6.88%, 03/15/2029	$1,196
	McClatchy Co.
829	11.50%, 02/15/2017	819
	News America Holdings, Inc.
1,500	7.70%, 10/30/2025	1,820
	TL Acquisitions, Inc.
586	10.50%, 01/15/2015 ■	463
		4,298
	Other Amusement and Recreation Industries - 0.2%
	Clubcorp Club Operations, Inc.
427	10.00%, 12/01/2018	403

	Radio and Television Broadcasting - 1.4%
	NBC Universal Media LLC
1,500	5.95%, 04/01/2041	1,749
	XM Satellite Radio, Inc.
1,509	13.00%, 08/01/2013 ■	1,716
		3,465
		12,492
Beverage and Tobacco Product Manufacturing - 1.4%
	Beverage Manufacturing - 0.8%
	Anheuser-Busch Cos., Inc.
1,246	5.05%, 10/15/2016	1,417
	Anheuser-Busch InBev N.V
475	7.75%, 01/15/2019	621
		2,038
	Tobacco Manufacturing - 0.6%
	Altria Group, Inc.
1,035	10.20%, 02/06/2039	1,599

		3,637
Chemical Manufacturing - 2.2%
	Agricultural Chemical Manufacturing - 1.2%
	Incitec Pivot Finance LLC
1,130	6.00%, 12/10/2019 ■	1,222
	Incitec Pivot Ltd.
1,000	4.00%, 12/07/2015 ■	1,021
	Yara International ASA
655	7.88%, 06/11/2019 ■	809
		3,052
	Basic Chemical Manufacturing - 0.6%
	Dow Chemical Co.
1,315	8.55%, 05/15/2019	1,708

	Paint, Coating, and Adhesive Manufacturing - 0.4%
	Ferro Corp.
920	7.88%, 08/15/2018	929

		5,689
Computer and Electronic Product Manufacturing - 1.4%
	Computer and Peripheral Equipment Manufacturing - 0.6%
	Hewlett-Packard Co.
1,325	2.35%, 03/15/2015	1,351
	Seagate Technology International
214	10.00%, 05/01/2014 ■	243
		1,594
	Navigational, Measuring, and Control Instruments - 0.4%
	Thermo Fisher Scientific, Inc.
1,064	2.25%, 08/15/2016	1,090

	Semiconductor, Electronic Component Manufacturing - 0.4%
	Magnachip Semiconductor
1,121	10.50%, 04/15/2018	1,146

		3,830
Finance and Insurance - 35.1%
	Commercial Banking - 0.8%
	First Tennessee Bank
310	5.65%, 04/01/2016	319
	Rabobank Netherlands
1,004	11.00%, 06/30/2019 ■♠	1,215
	Santander Holdings USA
554	4.63%, 04/19/2016	546
		2,080
	Depository Credit Banking - 6.3%
	Bank of America Corp.
825	5.65%, 05/01/2018	826
3,530	5.75%, 12/01/2017	3,514
	Citigroup, Inc.
2,997	4.59%, 12/15/2015	3,131
477	6.38%, 08/12/2014	515
3,562	8.50%, 05/22/2019	4,408
	Fifth Third Capital Trust IV
2,000	6.50%, 04/15/2037 Δ	1,955
	NBD Bancorp, Inc.
960	8.25%, 11/01/2024	1,179
	PNC Bank NA
1,000	6.00%, 12/07/2017	1,124
		16,652
	Insurance Carriers - 3.9%
	American International Group, Inc.
341	3.65%, 01/15/2014	336
4,000	5.45%, 05/18/2017	3,979
	CNA Financial Corp.
1,011	5.75%, 08/15/2021	1,020
	Guardian Life Insurance Co.
409	7.38%, 09/30/2039 ■	519
	Liberty Mutual Group, Inc.
776	10.75%, 06/15/2058 ■	943
	Nationwide Mutual Insurance Co.
800	9.38%, 08/15/2039 ■	982
	Ohio National Financial Services, Inc.
893	6.38%, 04/30/2020 ■	966
	Prudential Financial, Inc.
1,260	6.20%, 01/15/2015	1,385
		10,130

The accompanying notes are an integral part of these financial statements.

7

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 80.5% - (continued)
Finance and Insurance - 35.1% - (continued)
	International Trade Financing (Foreign Banks) - 0.5%
	Royal Bank of Scotland plc
$1,235	3.95%, 09/21/2015	$1,218

	Monetary Authorities - Central Bank - 1.0%
	Lloyds Banking Group plc
2,085	4.38%, 01/12/2015 ■	2,091
	Santander U.S. Debt S.A
600	3.72%, 01/20/2015 ■	560
		2,651
	Nondepository Credit Banking - 8.6%
	BankBoston Capital Trust
600	1.10%, 06/15/2027 Δ	366
	Capital One Financial Corp.
296	2.13%, 07/15/2014	296
829	3.15%, 07/15/2016	843
	CIT Group, Inc.
3,830	7.00%, 05/01/2017	3,830
	Discover Financial Services, Inc.
1,500	10.25%, 07/15/2019	1,802
	Ford Motor Credit Co.
775	6.63%, 08/15/2017	849
	General Electric Capital Corp.
773	4.38%, 09/16/2020 Ø	787
4,850	5.63%, 05/01/2018 ╦	5,362
	Provident Funding Associates L.P.
627	10.13%, 02/15/2019 ■	589
1,188	10.25%, 04/15/2017 ■	1,188
	Residential Capital LLC
267	9.63%, 05/15/2015	232
	SLM Corp.
2,000	5.00%, 04/15/2015	1,940
2,440	6.25%, 01/25/2016	2,440
	Springleaf Finance Corp.
3,128	6.90%, 12/15/2017	2,385
		22,909
	Other Financial Investment Activities - 5.0%
	Asciano Finance Ltd.
502	3.13%, 09/23/2015 ■	507
848	5.00%, 04/07/2018 ■	901
	BP Capital Markets plc
2,000	2.25%, 11/01/2016	2,011
	CDP Financial, Inc.
2,000	3.00%, 11/25/2014 ■	2,082
3,000	4.40%, 11/25/2019 ■	3,260
	State Street Corp.
1,500	4.96%, 03/15/2018	1,487
	UPCB Finance III Ltd.
655	6.63%, 07/01/2020 ■	652
	ZFS Finance USA Trust I
2,682	6.50%, 05/09/2037 ■Δ	2,481
		13,381
	Other Investment Pools and Funds - 0.1%
	Ineos Finance plc
269	9.00%, 05/15/2015 ■	276

	Real Estate Investment Trust (REIT) - 0.1%
	CNL Lifestyle Properties
405	7.25%, 04/15/2019	365

	Securities and Commodity Contracts and Brokerage - 8.8%
	Goldman Sachs Group, Inc.
710	3.63%, 02/07/2016	703
1,970	5.38%, 03/15/2020	1,998
738	6.00%, 06/15/2020	777
1,239	6.25%, 02/01/2041	1,278
	Jefferies Group, Inc.
249	8.50%, 07/15/2019	268
	JP Morgan Chase & Co.
1,760	4.35%, 08/15/2021	1,760
2,000	4.75%, 03/01/2015	2,143
	JP Morgan Chase Capital II
500	0.75%, 02/01/2027 Δ	365
	JP Morgan Chase Capital XXV
2,267	6.80%, 10/01/2037	2,264
	Macquarie Bank Ltd.
226	6.63%, 04/07/2021 ■	221
	Merrill Lynch & Co., Inc.
3,925	6.05%, 05/16/2016	3,864
	Morgan Stanley
2,900	3.80%, 04/29/2016	2,806
1,755	5.75%, 10/18/2016	1,800
1,975	6.25%, 08/28/2017	2,051
	Penson Worldwide, Inc.
913	12.50%, 05/15/2017 ■	685
		22,983
		92,645
Food Manufacturing - 0.4%
	Other Food Manufacturing - 0.4%
	Sigma Alimentos S.A
925	5.63%, 04/14/2018 §	941

Food Services - 0.5%
	Full-Service Restaurants - 0.5%
	Landry's Restaurants, Inc.
1,360	11.63%, 12/01/2015	1,441

Health Care and Social Assistance - 1.9%
	General Medical and Surgical Hospitals - 0.3%
	HCA, Inc.
1,097	7.50%, 11/15/2095	889

	Health and Personal Care Stores - 1.4%
	CVS Caremark Corp.
2,939	8.35%, 07/10/2031 ■	3,598

	Medical and Diagnostic Laboratories - 0.1%
	Examworks Group, Inc.
284	9.00%, 07/15/2019 ■	273

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 80.5% - (continued)
Health Care and Social Assistance - 1.9% - (continued)
	Specialty Hospital-Except Psychiatric & Drug Abuse - 0.1%
	Fresenius Medical Care US
$147	6.50%, 09/15/2018 ■	$154

		4,914
Information - 6.4%
	Cable and Other Program Distribution - 0.9%
	Rogers Cable, Inc.
1,205	8.75%, 05/01/2032	1,736
	TCI Communications, Inc.
380	8.75%, 08/01/2015	469
		2,205
	Internet Service Providers and Web Search Portals - 0.3%
	GXS Worldwide, Inc.
688	9.75%, 06/15/2015	640

	Telecommunications - Other - 1.9%
	Level 3 Financing, Inc.
1,588	10.00%, 02/01/2018	1,683
	MTS International Funding Ltd.
105	8.63%, 06/22/2020 ■	115
	Telecom Italia Capital
779	7.18%, 06/18/2019	819
307	7.72%, 06/04/2038	310
	Telefonica Emisiones SAU
2,000	3.99%, 02/16/2016	1,968
		4,895
	Telecommunications - Wired Carriers - 0.5%
	AT&T, Inc.
1,040	2.40%, 08/15/2016 ‡	1,063
	Videotron Ltee
263	9.13%, 04/15/2018	289
		1,352
	Telecommunications - Wireless Carriers - 1.4%
	Clearwire Corp.
1,331	12.00%, 12/01/2015 ■	1,138
	Qwest Corp.
1,465	7.20%, 11/10/2026	1,443
470	7.25%, 10/15/2035	465
	Trilogy International Partners LLC
851	10.25%, 08/15/2016 ■	794
		3,840
	Wireless Communications Services - 1.4%
	Cellco Partnership - Verizon Wireless Capital
477	8.50%, 11/15/2018	645
	Rogers Communications, Inc.
931	7.50%, 03/15/2015	1,102
	Verizon Communications, Inc.
1,000	3.50%, 11/01/2021 ☼	1,009
1,000	4.75%, 11/01/2041 ☼	1,024
		3,780
		16,712
Machinery Manufacturing - 0.1%
	Agriculture, Construction, Mining and Machinery - 0.1%
	Joy Global, Inc.
330	5.13%, 10/15/2021	351

Mining - 0.9%
	Metal Ore Mining - 0.6%
	Cliff's Natural Resources, Inc.
1,125	5.90%, 03/15/2020	1,205
	Rio Tinto Finance USA Ltd.
265	9.00%, 05/01/2019	362
		1,567
	Nonmetallic Mineral Mining and Quarrying - 0.3%
	Anglo American Capital plc
732	9.38%, 04/08/2014 ■	851

		2,418
Miscellaneous Manufacturing - 0.8%
	Aerospace Product and Parts Manufacturing - 0.6%
	Meccanica Holdings USA, Inc.
682	6.25%, 07/15/2019 - 01/15/2040 ■	612
	Textron, Inc.
1,000	4.63%, 09/21/2016	1,020
		1,632
	Other Miscellaneous Manufacturing - 0.2%
	Tyco Electronics Group S.A
439	6.55%, 10/01/2017	513

		2,145
Motor Vehicle & Parts Manufacturing - 0.4%
	Motor Vehicle Manufacturing - 0.4%
	Chrysler Group
292	8.25%, 06/15/2021 ■	267
	Ford Motor Co.
325	7.50%, 08/01/2026	351
310	9.22%, 09/15/2021	369
		987
Paper Manufacturing - 1.4%
	Pulp, Paper, and Paperboard Mills - 1.4%
	Georgia-Pacific LLC
1,960	8.88%, 05/15/2031	2,843
	Mercer International, Inc.
883	9.50%, 12/01/2017	894
		3,737
Petroleum and Coal Products Manufacturing - 4.3%
	Natural Gas Distribution - 0.6%
	Sempra Energy
560	6.50%, 06/01/2016	655
588	9.80%, 02/15/2019	814
		1,469
	Oil & Gas Extraction - 1.3%
	Anadarko Petroleum Corp.
1,760	6.38%, 09/15/2017	2,071
	EV Energy Partners Finance
588	8.00%, 04/15/2019 ■	585
	Nabors Industries, Inc.
105	5.00%, 09/15/2020	109
537	9.25%, 01/15/2019	676
		3,441
	Petroleum and Coal Products Manufacturing - 2.2%
	Marathon Petroleum Corp.
1,000	5.13%, 03/01/2021 ■	1,081
1,100	6.50%, 03/01/2041 ■	1,280
	Tesoro Corp.
333	9.75%, 06/01/2019	375

The accompanying notes are an integral part of these financial statements.

9

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 80.5% - (continued)
Petroleum and Coal Products Manufacturing - 4.3% - (continued)
	Petroleum and Coal Products Manufacturing - 2.2% - (continued)
	Valero Energy Corp.
$650	9.38%, 03/15/2019	$850
1,000	10.50%, 03/15/2039	1,508
	Western Refining, Inc.
581	11.25%, 06/15/2017 ■	642
		5,736
	Support Activities For Mining - 0.2%
	Key Energy Services, Inc.
531	6.75%, 03/01/2021	543

		11,189
Pipeline Transportation - 1.5%
	Pipeline Transportation of Natural Gas - 1.5%
	DCP Midstream LLC
845	4.75%, 09/30/2021 ■	882
	Dynegy Holdings, Inc.
1,856	7.75%, 06/01/2019	1,206
	Tennessee Gas Pipeline Co.
1,000	8.38%, 06/15/2032	1,268
	TransCanada Pipelines Ltd.
580	7.25%, 08/15/2038	802
		4,158
Plastics and Rubber Products Manufacturing - 0.1%
	Plastics Product Manufacturing - 0.1%
	Sealed Air Corp.
136	8.13%, 09/15/2019 ■	148
219	8.38%, 09/15/2021 ■	237
		385
Primary Metal Manufacturing - 1.8%
	Alumina and Aluminum Production and Processing - 0.8%
	Alcoa, Inc.
2,000	6.15%, 08/15/2020	2,065

	Iron and Steel Mills and Ferroalloy Manufacturing - 1.0%
	ArcelorMittal
690	9.00%, 02/15/2015	808
1,600	9.85%, 06/01/2019	1,898
		2,706
		4,771
Printing and Related Support Activities - 0.2%
	Printing and Related Support Activities - 0.2%
	Sheridan (The) Group, Inc.
678	12.50%, 04/15/2014	581

Professional, Scientific and Technical Services - 1.4%
	Advertising and Related Services - 1.4%
	Affinion Group, Inc.
2,801	11.50%, 10/15/2015	2,507
1,305	11.63%, 11/15/2015	1,067
		3,574
Rail Transportation - 0.2%
	Rail Transportation - 0.2%
	CSX Corp.
625	4.75%, 05/30/2042	639

Real Estate and Rental and Leasing - 1.6%
	Industrial Machinery and Equipment Rental and Leasing - 1.6%
	International Lease Finance Corp.
1,074	6.50%, 09/01/2014 ■	1,106
2,570	6.75%, 09/01/2016 ■	2,644
	Maxim Crane Works L.P.
358	12.25%, 04/15/2015 ■	326
		4,076
Retail Trade - 2.7%
	Automobile Dealers - 0.2%
	Jaguar Land Rover plc
650	8.13%, 05/15/2021 ■	640

	Building Material and Supplies Dealers - 0.8%
	Owens Corning, Inc.
2,000	6.50%, 12/01/2016	2,155

	Clothing Stores - 0.4%
	Gap, Inc.
995	5.95%, 04/12/2021	945

	Department Stores - 0.2%
	Sears Holdings Corp.
683	6.63%, 10/15/2018	589

	Direct Selling Establishments - 0.3%
	Energy Transfer Partners
915	4.65%, 06/01/2021	909

	Grocery Stores - 0.5%
	Ahold Lease USA, Inc.
1,067	8.62%, 01/02/2025	1,244

	Jewelry, Luggage, and Leather Goods Stores - 0.3%
	Liz Claiborne, Inc.
745	10.50%, 04/15/2019 ■	799

		7,281
Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.3%
	Procter & Gamble Co.
822	1.45%, 08/15/2016	824
	Yankee Candle Co.
66	10.25%, 02/15/2016	61
		885
Truck Transportation - 0.3%
	General Freight Trucking - 0.3%
	Swift Transportation Co., Inc.
673	12.50%, 05/15/2017 ■	698

Utilities - 5.0%
	Electric Generation, Transmission and Distribution - 5.0%
	AES El Salvador Trust
625	6.75%, 02/01/2016 §	608
	Ameren Corp.
2,305	8.88%, 05/15/2014	2,608
	Calpine Corp.
1,784	7.88%, 01/15/2023 ■	1,882

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 80.5% - (continued)
Utilities - 5.0% - (continued)
	Electric Generation, Transmission and Distribution - 5.0% - (continued)
	Dominion Resources, Inc.
$1,050	4.90%, 08/01/2041	$1,149
	Edison Mission Energy
1,895	7.00%, 05/15/2017	1,326
	MidAmerican Energy Holdings Co.
1,900	8.48%, 09/15/2028	2,694
	NRG Energy, Inc.
1,835	8.50%, 06/15/2019	1,918
	PSEG Power LLC
770	5.50%, 12/01/2015	854
		13,039
Wholesale Trade - 0.3%
	Miscellaneous Durable Goods Wholesalers - 0.3%
	Spectrum Brands, Inc.
706	12.00%, 08/28/2019 Þ	778

	Total corporate bonds
	(cost $207,861)	$211,962

FOREIGN GOVERNMENT OBLIGATIONS - 2.0%
	Canada - 2.0%
	Ontario (Province of)
$2,585	3.00%, 07/16/2018	$2,675
	Quebec (Province of)
2,655	2.75%, 08/25/2021	2,609
		5,284
	Total foreign government obligations
	(cost $5,258)	$5,284

SENIOR FLOATING RATE INTERESTS♦ - 2.8%
Air Transportation - 0.3%
	Scheduled Air Transportation - 0.3%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$861	4.25%, 11/29/2013 ±⌂	$801

Arts, Entertainment and Recreation - 0.2%
	Motion Picture & Video Industry - 0.2%
	Revel Entertainment Group LLC
509	7.50%, 02/16/2018 ◊☼	460

Finance and Insurance - 0.8%
	Captive Auto Finance - 0.2%
	Chrysler Group LLC
602	6.00%, 05/24/2017 ±	564

	Other Financial Investment Activities - 0.6%
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
173	8.75%, 12/17/2017 ±	172
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
412	8.75%, 12/17/2017 ±	410
	Nuveen Investments, Inc., Second Lien Term Loan
860	12.50%, 07/31/2015 ±	887
		1,469
		2,033
Information - 0.2%
	Cable and Other Program Distribution - 0.2%
	WideOpenWest Finance LLC, Second Lien Term Loan
802	6.49%, 06/29/2015 ±Þ	713

Motor Vehicle & Parts Manufacturing - 0.7%
	Motor Vehicle Manufacturing - 0.7%
	General Motors Co.
2,085	0.38%, 10/27/2015 ◊☼	1,856

Petroleum and Coal Products Manufacturing - 0.1%
	Oil & Gas Extraction - 0.1%
	Dynegy Power LLC
330	9.25%, 08/05/2016 ±	329

Retail Trade - 0.5%
	Sporting Goods, Hobby and Musical Instrument Store - 0.5%
	Easton-Bell Sports, Inc.
1,286	11.50%, 12/31/2015 ±⌂Þ	1,247

	Total senior floating rate interests
	(cost $7,818)	$7,439

U.S. GOVERNMENT SECURITIES - 1.9%
U.S. Treasury Securities - 1.9%
	U.S. Treasury Bonds - 0.7%
$1,740	3.75%, 08/15/2041 ‡	$1,923

	U.S. Treasury Notes - 1.2%
3,172	2.13%, 08/15/2021 ‡	3,158
		5,081
	Total U.S. government securities
	(cost $4,963)	$5,081

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.2%
	Credit Contracts - 0.1%
	Credit Default Swaption CDX.NA.IG.16
8,000	Expiration: 12/22/2011, Exercise Rate: 1.05%	$66
	Credit Default Swaption ITRX.AUST.15
1,100	Expiration: 12/22/2011, Exercise Rate: 1.25%	16
	Credit Default Swaption ITRX.EUR.16
8,925	Expiration: 03/22/2012, Exercise Rate: 1.80%	133
		215

The accompanying notes are an integral part of these financial statements.

11

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
PUT OPTIONS PURCHASED - 0.2% - (continued)
	Interest Rate Contracts - 0.1%
	10 Year U.S. Treasury Note
–	Expiration: 11/28/2011, Exercise Price: $128.00		$19
–	Expiration: 11/28/2011, Exercise Price: $129.50		44
	U.S. Treasury Bond Future
–	Expiration: 12/27/2011, Exercise Price: $139.00		91
	U.S. Treasury Ultra Bond Future
–	Expiration: 11/28/2011, Exercise Price: $153.00		87
			241
	Total put options purchased
	(cost $505)		$456

PREFERRED STOCKS - 0.7%
	Automobile Manufacturers - 0.4%
24	General Motors Co., 4.75% ۞		$993

	Diversified Banks - 0.3%
1	US Bancorp, 7.19%		836

	Total preferred stocks
	(cost $1,988)		$1,829

WARRANTS - 0.0%
	Packaged Foods & Meats - 0.0%
–	ASG Consolidated LLC ⌂■		$22

	Total warrants
	(cost $9)		$22

	Total long-term investments
	(cost $237,188)		$240,003

SHORT-TERM INVESTMENTS - 10.0%
Investment Pools and Funds - –%
–	JP Morgan U.S. Government Money Market Fund		$–

Repurchase Agreements - 9.6%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $4,699,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $4,793)
$4,699	0.08%, 10/31/2011		4,699
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $8,702,
	collateralized by U.S. Treasury Note 0.13%
	- 0.38%, 2012 - 2013, value of $8,876)
8,702	0.05%, 10/31/2011		8,702
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $9,254,
	collateralized by U.S. Treasury Note 1.50%
	- 4.25%, 2013 - 2016, value of $9,439)
9,254	0.07%, 10/31/2011		9,254
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,680,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $2,734)
2,680	0.08%, 10/31/2011		2,680
			25,335
U.S. Treasury Bills - 0.4%
1,105	0.01%, 2/2/2012□○		$1,106

	Total short-term investments
	(cost $26,440)		$26,441

	Total investments
	(cost $263,628) ▲	101.1%	$266,444
	Other assets and liabilities	(1.1)%	(2,969)
	Total net assets	100.0%	$263,475

The accompanying notes are an integral part of these financial statements.

12

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 17.1% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $263,642 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,171
Unrealized Depreciation	(5,369)
Net Unrealized Appreciation	$2,802

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $39, which rounds to zero percent of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  In addition, securities valued at $845, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

Þ	This security may pay interest in additional principal instead of cash.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $55,933, which represents 21.2% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $1,549, which represents 0.6% of total net assets.

۞	Convertible security.

♠	Perpetual maturity security. Maturity date shown is the first call date.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $4,533.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	52	Long	12/30/2011	$11,455	$11,467	$(12)
5 Year U.S. Treasury Note	190	Short	12/30/2011	23,296	23,246	(50)
10 Year U.S. Treasury Note	55	Short	12/20/2011	7,098	7,074	(24)
CME Ultra Long Term U.S. Treasury Bond	144	Long	12/20/2011	21,942	20,623	1,319
U.S. Treasury Bond	71	Long	12/20/2011	9,871	9,888	(17)
						$1,216

*	The number of contracts does not omit 000's.

Ø	This security, or a portion of this security, collateralized the written put options in the table below.

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Credit Default Swaption CDX.NA.IG.16 (Barclay Investment, Inc.)	Credit	1.20%	12/22/2011	8,000,000	$38	$33	$(5)
Credit Default Swaption ITRX.EUR.16 (JP Morgan Securities)	Credit	2.40%	12/22/2011	8,924,865	20	40	20
					$58	$73	$15

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2010 - 07/2010	–	ASG Consolidated LLC Warrants - 144A	$9
03/2004	$2,316	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	30
07/2004	$5,029	Banc of America Commercial Mortgage, Inc., 12.00%, 06/10/2039 - 144A	15
03/2004	$4,029	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	78
11/2010 - 05/2011	$1,286	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	1,290
12/2005	$48,473	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	7
05/2007	$387	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	376
03/2007	$75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 - 08/2006	$1,592	JP Morgan Chase Commercial Mortgage Securities Corp., 9.00%, 01/15/2038 - 144A	34
04/2005	$15,105	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	–
01/2011	$861	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.25%, 11/29/2013	786
04/2007	$22	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	22
02/2004	$4,700	Wachovia Bank Commercial Mortgage Trust, 15.00%, 02/15/2041 - 144A	71

At October 31, 2011, the aggregate value of these securities was $2,420, which represents 0.9% of total net assets.

The accompanying notes are an integral part of these financial statements.

14

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Capital One Financial Corp.	Barclay Investment, Inc.	$1,400	Buy	(1.00)% / 1.47%	12/20/16	$58	$32	$(26)
CDX Emerging Markets Index	Barclay Investment, Inc.	5,400	Buy	(5.00)%	06/20/16	(429)	(557)	(128)
CDX North American High Yield Index	Morgan Stanley	3,000	Buy	(5.00)%	06/20/16	–	100	100
CDX North American High Yield Index	Morgan Stanley	1,700	Buy	(5.00)%	06/20/16	187	57	(130)
CDX North American Investment Grade Index	Morgan Stanley	4,910	Buy	(1.00)%	12/20/16	81	48	(33)
Enterprise Products Operating LLC	Credit Suisse	1,100	Sell	1.00% / 1.64%	12/20/16	(36)	(34)	2
General Electric Capital Corp.	Barclay Investment, Inc.	2,800	Sell	1.00% / 2.31%	12/20/16	(288)	(170)	118
ITRAXX Europe Tranche	Morgan Stanley	9,686	Buy	(1.00)%	06/20/16	84	255	171
JP Morgan Chase & Co.	Barclay Investment, Inc.	1,340	Buy	(1.00)% / 1.33%	09/20/16	26	20	(6)
JP Morgan Chase & Co.	Credit Suisse	2,000	Buy	(1.00)% / 1.14%	03/20/15	6	10	4
McClatchy Co.	UBS Securities	280	Buy	(5.00)% / 13.88%	09/20/15	100	73	(27)
						$(211)	$(166)	$45

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$7,930	$–	$7,662	$268
Corporate Bonds	211,962	–	208,162	3,800
Foreign Government Obligations	5,284	–	5,284	–
Preferred Stocks	1,829	993	836	–
Put Options Purchased	456	241	215	–
Senior Floating Rate Interests	7,439	–	7,439	–
U.S. Government Securities	5,081	5,081	–	–
Warrants	22	22	–	–
Short-Term Investments	26,441	–	26,441	–
Total	$266,444	$6,337	$256,039	$4,068
Credit Default Swaps *	395	–	395	–
Futures *	1,319	1,319	–	–
Written Options *	20	–	20	–
Total	$1,734	$1,319	$415	$–
Liabilities:
Credit Default Swaps *	350	–	350	–
Futures *	103	103	–	–
Written Options *	5	–	5	–
Total	$458	$103	$355	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$3,265	$(591)	$502	†	$5	$—	$(1,969)	$—	$(944)	$268
Common Stocks	—	—	—		—	—	—	—	—	—
Corporate Bonds	1,913	4	4	‡	(2)	2,594	(186)	—	(527)	3,800
Options Purchased	—	(35)	35		—	—	—	—	—	—
Total	$5,178	$(622)	$541		$3	$2,594	$(2,155)	$—	$(1,471)	$4,068

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $447.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $9.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $263,628)	$266,444
Cash	230
Foreign currency on deposit with custodian (cost $38)	39
Unrealized appreciation on swap contracts	395
Receivables:
Investment securities sold	650
Fund shares sold	613
Dividends and interest	4,007
Variation margin	691
Swap premiums paid	542
Other assets	94
Total assets	273,705
Liabilities:
Unrealized depreciation on swap contracts	350
Payables:
Investment securities purchased	8,586
Fund shares redeemed	153
Investment management fees	27
Dividends	32
Administrative fees	—
Distribution fees	13
Variation margin	157
Accrued expenses	46
Swap premiums received	753
Written options (proceeds $73)	58
Other liabilities	55
Total liabilities	10,230
Net assets	$263,475
Summary of Net Assets:
Capital stock and paid-in-capital	$284,246
Accumulated undistributed net investment income	169
Accumulated net realized loss on investments and foreign currency transactions	(25,032)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,092
Net assets	$263,475

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.06/$10.53
Shares outstanding	12,596
Net assets	$126,654
Class B: Net asset value per share	$10.05
Shares outstanding	729
Net assets	$7,324
Class C: Net asset value per share	$10.07
Shares outstanding	2,686
Net assets	$27,057
Class R3: Net asset value per share	$10.04
Shares outstanding	10
Net assets	$102
Class R4: Net asset value per share	$10.04
Shares outstanding	10
Net assets	$102
Class R5: Net asset value per share	$10.04
Shares outstanding	10
Net assets	$102
Class Y: Net asset value per share	$10.04
Shares outstanding	10,176
Net assets	$102,134

The accompanying notes are an integral part of these financial statements.

17

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$127
Interest	15,326
Total investment income	15,453

Expenses:
Investment management fees	1,540
Administrative services fees	—
Transfer agent fees	268
Distribution fees
Class A	308
Class B	84
Class C	242
Class R3	—
Class R4	—
Custodian fees	8
Accounting services fees	50
Registration and filing fees	82
Board of Directors' fees	7
Audit fees	13
Other expenses	60
Total expenses (before waivers)	2,662
Expense waivers	(156)
Total waivers	(156)
Total expenses, net	2,506
Net Investment Income	12,947
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,373
Net realized gain on futures	1,628
Net realized gain on written options	639
Net realized gain on swap contracts	284
Net realized loss on foreign currency contracts	(149)
Net realized gain on other foreign currency transactions	20
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,795
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(9,757)
Net unrealized appreciation of futures	1,085
Net unrealized depreciation of written options	(28)
Net unrealized appreciation of swap contracts	45
Net unrealized appreciation of foreign currency contracts	32
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(8,621)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,174
Net Increase in Net Assets Resulting from Operations	$15,121

The accompanying notes are an integral part of these financial statements.

18

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$12,947	$11,383
Net realized gain on investments, other financial instruments and foreign currency transactions	10,795	10,538
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(8,621)	3,952
Net Increase In Net Assets Resulting From Operations	15,121	25,873
Distributions to Shareholders:
From net investment income
Class A	(5,857)	(4,881)
Class B	(338)	(324)
Class C	(963)	(806)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	(6,348)	(5,990)
Total distributions	(13,506)	(12,001)
Capital Share Transactions:
Class A	(12,302)	21,153
Class B	(2,718)	(840)
Class C	179	2,357
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	(45,969)	31,107
Net increase (decrease) from capital share transactions	(60,510)	53,777
Net Increase (Decrease) In Net Assets	(58,895)	67,649
Net Assets:
Beginning of period	322,370	254,721
End of period	$263,475	$322,370
Accumulated undistributed (distribution in excess of) net investment income (loss)	$169	$563

The accompanying notes are an integral part of these financial statements.

19

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Corporate Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

20

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

21

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

22

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

23

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans,

24

and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying

25

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	37,824,800	274
Expired	(37,824,800)	(274)
Closed	—	—
Exercised	—	—
End of year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	105	$73
Written	99,776,815	576
Expired	(68,663,075)	(367)
Closed	(14,188,980)	(209)
Exercised	—	—
End of year	16,924,865	$73

*	The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and

26

Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

27

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$241	$—	$215	$—	$—	$—	$456
Unrealized appreciation on swap contracts	—	—	395	—	—	—	395
Variation margin receivable *	691	—	—	—	—	—	691
Total	$932	$—	$610	$—	$—	$—	$1,542

Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$350	$—	$—	$—	$350
Variation margin payable *	157	—	—	—	—	—	157
Written options, market value	—	—	58	—	—	—	58
Total	$157	$—	$408	$—	$—	$—	$565

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $1,216 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(9)	$(273)	$(366)	$—	$—	$—	$(648)
Net realized gain on futures	1,628	—	—	—	—	—	1,628
Net realized gain on written options	50	—	589	—	—	—	639
Net realized gain on swap contracts	—	—	284	—	—	—	284
Net realized loss on foreign currency contracts	—	(149)	—	—	—	—	(149)
Total	$1,669	$(422)	$507	$—	$—	$—	$1,754

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(32)	$16	$(17)	$—	$—	$—	$(33)
Net change in unrealized appreciation of futures	1,085	—	—	—	—	—	1,085
Net change in unrealized appreciation (depreciation) of written options	(43)	—	15	—	—	—	(28)
Net change in unrealized appreciation of swap contracts	—	—	45	—	—	—	45
Net change in unrealized appreciation of foreign currency contracts	—	32	—	—	—	—	32
Total	$1,010	$48	$43	$—	$—	$—	$1,101

28

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

29

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$13,521	$12,003

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$206
Accumulated Capital Losses *	(23,785)
Unrealized Appreciation †	2,845
Total Accumulated Deficit	$(20,734)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$165
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(165)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$23,785
Total	$23,785

As of October 31, 2011, the Fund utilized $11,541 of prior year capital loss carryforwards.

30

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%
  b

31

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	1.25%	0.95%	0.65%	0.65%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $412 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

32

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$401,238
Sales Proceeds Excluding U.S. Government Obligations	436,910
Cost of Purchases for U.S. Government Obligations	154,135
Sales Proceeds for U.S. Government Obligations	187,316

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,271	562	(5,098)	—	(1,265)	5,531	469	(3,826)	—	2,174
Amount	$32,660	$5,602	$(50,564)	$—	$(12,302)	$53,797	$4,570	$(37,214)	$—	$21,153
Class B
Shares	76	29	(379)	—	(274)	189	28	(304)	—	(87)
Amount	$762	$292	$(3,772)	$—	$(2,718)	$1,841	$276	$(2,957)	$—	$(840)
Class C
Shares	997	79	(1,067)	—	9	952	60	(767)	—	245
Amount	$9,996	$789	$(10,606)	$—	$179	$9,252	$587	$(7,482)	$—	$2,357
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	3,048	638	(8,278)	—	(4,592)	5,285	614	(2,645)	—	3,254
Amount	$30,349	$6,347	$(82,665)	$—	$(45,969)	$51,007	$5,976	$(25,876)	$—	$31,107
Total
Shares	7,422	1,308	(14,822)	—	(6,092)	11,957	1,171	(7,542)	—	5,586
Amount	$74,067	$13,030	$(147,607)	$—	$(60,510)	$115,897	$11,409	$(73,529)	$—	$53,777

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	58	$575
For the Year Ended October 31, 2010	59	$574

33

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

34

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35

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$9.98	$0.46	$–	$0.10	$0.56	$(0.48)	$–	$–	$(0.48)	$0.08	$10.06
B	9.98	0.38	–	0.09	0.47	(0.40)	–	–	(0.40)	0.07	10.05
C	10.00	0.38	–	0.09	0.47	(0.40)	–	–	(0.40)	0.07	10.07
R3(D)	9.89	0.03	–	0.15	0.18	(0.03)	–	–	(0.03)	0.15	10.04
R4(D)	9.89	0.04	–	0.14	0.18	(0.03)	–	–	(0.03)	0.15	10.04
R5(D)	9.89	0.04	–	0.15	0.19	(0.04)	–	–	(0.04)	0.15	10.04
Y	9.97	0.49	–	0.09	0.58	(0.51)	–	–	(0.51)	0.07	10.04

For the Year Ended October 31, 2010
A	9.54	0.37	–	0.45	0.82	(0.38)	–	–	(0.38)	0.44	9.98
B	9.53	0.29	–	0.47	0.76	(0.31)	–	–	(0.31)	0.45	9.98
C	9.55	0.30	–	0.46	0.76	(0.31)	–	–	(0.31)	0.45	10.00
Y	9.52	0.40	–	0.47	0.87	(0.42)	–	–	(0.42)	0.45	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	–	1.27	1.75	(0.49)	–	–	(0.49)	1.26	9.54
B	8.28	0.42	–	1.26	1.68	(0.43)	–	–	(0.43)	1.25	9.53
C	8.30	0.42	–	1.25	1.67	(0.42)	–	–	(0.42)	1.25	9.55
Y	8.27	0.51	–	1.25	1.76	(0.51)	–	–	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	–	(1.87)	(1.33)	(0.53)	–	–	(0.53)	(1.86)	8.28
B	10.14	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.28
C	10.16	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.30
Y	10.12	0.57	–	(1.86)	(1.29)	(0.56)	–	–	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	–	(0.19)	0.38	(0.57)	–	–	(0.57)	(0.19)	10.14
B	10.33	0.50	–	(0.20)	0.30	(0.49)	–	–	(0.49)	(0.19)	10.14
C	10.35	0.50	–	(0.19)	0.31	(0.50)	–	–	(0.50)	(0.19)	10.16
Y	10.32	0.60	–	(0.20)	0.40	(0.60)	–	–	(0.60)	(0.20)	10.12

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on September 30, 2011.
(E)	Not annualized.
(F)	Annualized.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

5.71%		$126,654	1.06%		0.95%		0.95%		4.56%		207%
4.82		7,324	1.88		1.70		1.70		3.82		–
4.81		27,057	1.74		1.70		1.70		3.80		–
1.81	(E)	102	1.34	(F)	1.25	(F)	1.25	(F)	4.29	(F)	–
1.84	(E)	102	1.04	(F)	0.95	(F)	0.95	(F)	4.58	(F)	–
1.87	(E)	102	0.74	(F)	0.65	(F)	0.65	(F)	4.87	(F)	–
5.96		102,134	0.63		0.63		0.63		4.90		–

8.82		138,388	1.04		1.00		1.00		3.75		210
8.13		10,007	1.87		1.75		1.75		3.02		–
8.14		26,778	1.72		1.72		1.72		3.03		–
9.37		147,197	0.62		0.62		0.62		4.13		–

21.83		111,456	1.08		0.95		0.95		5.46		178
20.85		10,389	1.96		1.67		1.67		4.74		–
20.76		23,237	1.76		1.70		1.70		4.66		–
22.07		109,639	0.64		0.64		0.64		5.88		–

(13.71)		81,569	1.02		0.95		0.95		5.53		177
(14.36)		7,779	1.91		1.70		1.70		4.79		–
(14.34)		13,007	1.76		1.70		1.70		4.79		–
(13.37)		139,935	0.63		0.63		0.63		5.85		–

3.77		98,047	1.08		0.95		0.95		5.72		147
3.00		9,837	1.95		1.70		1.70		4.92		–
3.01		14,263	1.82		1.70		1.70		4.92		–
3.97		213,417	0.68		0.68		0.68		5.95		–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Corporate Opportunities Fund (formerly known as The Hartford Income Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Corporate Opportunities Fund (formerly known as The Hartford Income Fund) of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

38

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

39

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

40

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	95.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

42

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.70	$4.84	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class B	$1,000.00	$1,015.90	$8.64	$1,000.00	$1,016.63	$8.64	1.70	184	365
Class C	$1,000.00	$1,015.80	$8.64	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class R3*	$1,000.00	$1,021.80	$1.07	$1,000.00	$1,003.18	$1.06	1.25	31	365
Class R4*	$1,000.00	$1,022.10	$0.82	$1,000.00	$1,003.44	$0.81	0.95	31	365
Class R5*	$1,000.00	$1,022.40	$0.56	$1,000.00	$1,003.69	$0.55	0.65	31	365
Class Y	$1,000.00	$1,022.40	$3.25	$1,000.00	$1,021.99	$3.25	0.63	184	365

*	Commenced operations on September 30, 2011.

43

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Corporate Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

44

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board also considered the Fund’s recent investment strategy change. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

45

The Hartford Corporate Opportunities Fund (formerly The Hartford Income Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

46

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-CO11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Disciplined Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Disciplined Equity A#	7.50%	0.04%	2.56%
Disciplined Equity A##	1.59%	-1.09%	1.98%
Disciplined Equity B#	6.69%	-0.59%	NA*
Disciplined Equity B##	1.69%	-0.98%	NA*
Disciplined Equity C#	6.72%	-0.71%	1.82%
Disciplined Equity C##	5.72%	-0.71%	1.82%
Disciplined Equity R3#	7.30%	-0.15%	2.74%
Disciplined Equity R4#	7.70%	0.10%	2.87%
Disciplined Equity R5#	7.94%	0.42%	3.03%
Disciplined Equity Y#	8.03%	0.52%	3.09%
S&P 500 Index	8.07%	0.25%	3.69%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Disciplined Equity Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
Mammen Chally, CFA
Vice President

How did the Fund perform?
The Class A shares of The Hartford Disciplined Equity Fund returned 7.50%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the S&P 500 Index, which returned 8.07% for the same period. The Fund outperformed the 5.15% return of the average fund in the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade the U.S. government long-term debt rating. Following the difficult third quarter, equity markets surged ahead in October, as solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors’ enthusiasm for stocks.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+8%), mid-caps (+9%), and small-caps (+7%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices, respectively. During the twelve-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Energy (+20%) and Utilities (+15%). Financials (-6%) was the only sector to produce negative absolute (i.e. total return) returns.

The Fund’s underperformance relative to the S&P 500 Index was largely due to sector positioning, a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Energy sector detracted. Stock selection contributed positively to relative results (i.e. performance of the Fund as measured against the benchmark), particularly in the Consumer Discretionary, Information Technology, and Health Care sectors. This was somewhat offset by weaker stock selection in the Utilities, Financials, and Telecommunication Services sectors. The Fund’s performance also modestly benefitted from the use of selected call and put options on certain securities held in the Fund.

The largest detractors from absolute and relative performance were Bank of America (Financials), Goldman Sachs (Financials), and Ultra Petroleum (Energy). Shares of Bank of America, a large U.S.-based multinational financial services company, continued lower amidst uncertainty over the ultimate size of liabilities from foreclosure litigation and Countrywide Financial mortgage defaults. Shares of Goldman Sachs, a global investment bank and brokerage company, declined as investors continued to discount the potential impact of financial industry regulation on revenues and profits. Shares of Ultra Petroleum, a leading independent energy company actively engaged in the exploration and production of oil and natural gas, underperformed after the company raised capital expenditure spending guidance with no offsetting increase in 2011 production guidance.

The largest contributors to relative performance were Regeneron Pharmaceuticals (Health Care), Citigroup (Financials), and Accenture (Information Technology). Shares of Regeneron Pharmaceuticals, a biotechnology company, rallied after the company received FDA approval for Eylea, an every-other-month course of therapy for macular degeneration, after robust Phase III trial results. We believe the company has a broad, well-balanced pipeline and strong balance sheet and cash position. Not holding Citigroup contributed to relative performance as the global financial services company reduced revenue estimates on higher expenses, causing its shares to decline over the period. Shares of Accenture, a global management consulting, technology services, and outsourcing company, gained on solid quarterly earnings that outpaced consensus estimates, driven by a broad-based recovery in demand with faster bookings to revenue conversion and expectations for continued growth. Top contributors to absolute results also included Apple and IBM.

What is the outlook?
Although the stock market performed well over the twelve month period, we believe overhangs such as the European sovereign debt crisis and U.S. budget deficit issues have raised concerns about the economy falling into a double dip recession. These fears are exacerbated by concerns surrounding the overall health of the banking system.

3

The Hartford Disciplined Equity Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Health Care, Information Technology, and Consumer Staples stocks and most underweight the Financials, Telecommunication Services, and Materials sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	4.6
Capital Goods (Industrials)	10.0
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	2.3
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	4.9
Energy (Energy)	11.2
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	8.1
Health Care Equipment & Services (Health Care)	3.7
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	1.8
Materials (Materials)	2.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.3
Retailing (Consumer Discretionary)	5.6
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	14.3
Technology Hardware & Equipment (Information Technology)	5.5
Telecommunication Services (Services)	0.6
Utilities (Utilities)	4.0
Short-Term Investments	2.7
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Disciplined Equity Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1%
	Automobiles & Components - 0.9%
126	Ford Motor Co. w/ Rights ●	$1,473

	Banks - 4.6%
53	BB&T Corp.	1,244
45	PNC Financial Services Group, Inc.	2,437
158	Wells Fargo & Co.	4,082
		7,763
	Capital Goods - 10.0%
24	3M Co.	1,927
32	AMETEK, Inc.	1,256
12	Boeing Co.	803
10	Caterpillar, Inc.	939
20	Cooper Industries plc Class A	1,064
21	Dover Corp.	1,162
21	Illinois Tool Works, Inc.	1,021
35	Northrop Grumman Corp.	1,993
12	Parker-Hannifin Corp.	965
16	TransDigm Group, Inc. ●	1,528
35	United Technologies Corp.	2,759
8	W.W. Grainger, Inc.	1,439
		16,856
	Commercial & Professional Services - 0.7%
18	Towers Watson & Co.	1,209

	Consumer Durables & Apparel - 2.3%
17	Deckers Outdoor Corp. ●Θ	1,948
25	PVH Corp.	1,874
		3,822
	Consumer Services - 1.5%
27	McDonald's Corp.	2,541

	Diversified Financials - 4.9%
22	Ameriprise Financial, Inc.	1,022
253	Bank of America Corp.	1,725
5	BlackRock, Inc.	746
16	Goldman Sachs Group, Inc. Θ	1,787
62	JP Morgan Chase & Co.	2,169
62	SLM Corp.	854
		8,303
	Energy - 11.2%
27	Anadarko Petroleum Corp. Θ	2,087
43	Chesapeake Energy Corp.	1,205
19	Chevron Corp.	1,970
37	ConocoPhillips Holding Co.	2,582
54	Exxon Mobil Corp.	4,217
29	Marathon Oil Corp.	756
24	National Oilwell Varco, Inc.	1,691
35	Occidental Petroleum Corp.	3,214
37	Ultra Petroleum Corp. ●	1,163
		18,885
	Food & Staples Retailing - 1.9%
34	CVS Caremark Corp.	1,245
57	Walgreen Co.	1,907
		3,152
	Food, Beverage & Tobacco - 8.1%
66	Altria Group, Inc.	1,828
46	Constellation Brands, Inc. Class A ●	928
23	Dr. Pepper Snapple Group	853
11	Hansen Natural Corp. ●Θ	1,023
17	Lorillard, Inc.	1,859
36	PepsiCo, Inc.	2,255
70	Philip Morris International, Inc.	4,903
		13,649
	Health Care Equipment & Services - 3.7%
28	Covidien International plc	1,304
19	McKesson Corp.	1,519
19	St. Jude Medical, Inc.	739
54	UnitedHealth Group, Inc.	2,582
		6,144
	Household & Personal Products - 1.9%
22	Energizer Holdings, Inc. ●Θ	1,628
22	Kimberly-Clark Corp.	1,548
		3,176
	Insurance - 1.8%
33	Allied World Assurance Holdings Ltd.	1,930
47	Unum Group	1,109
		3,039
	Materials - 2.2%
57	Dow Chemical Co.	1,588
15	Mosaic Co.	896
18	Newmont Mining Corp.	1,204
		3,688
	Pharmaceuticals, Biotechnology & Life Sciences - 10.3%
22	Agilent Technologies, Inc. ●	833
28	Amgen, Inc.	1,604
8	Biogen Idec, Inc. ●	905
27	Celgene Corp. ●	1,752
24	Eli Lilly & Co.	909
46	Forest Laboratories, Inc. ●	1,430
35	Gilead Sciences, Inc. ●	1,454
75	Merck & Co., Inc.	2,597
79	Pfizer, Inc.	1,515
14	Regeneron Pharmaceuticals, Inc. ●	793
22	Salix Pharmaceuticals Ltd. ●	757
20	Thermo Fisher Scientific, Inc. ●	1,023
27	Watson Pharmaceuticals, Inc. ●	1,809
		17,381
	Retailing - 5.6%
17	Abercrombie & Fitch Co. Class A Θ	1,243
11	Amazon.com, Inc. ●Θ	2,398
69	Lowe's Co., Inc.	1,460
20	Ross Stores, Inc.	1,746
44	TJX Cos., Inc.	2,608
		9,455
	Semiconductors & Semiconductor Equipment - 1.1%
41	Avago Technologies Ltd.	1,376
22	Skyworks Solutions, Inc. ●	441
		1,817
	Software & Services - 14.3%
42	Accenture plc	2,509
110	Activision Blizzard, Inc.	1,475
63	eBay, Inc. ●	1,999
15	Factset Research Systems, Inc.	1,472
4	Google, Inc. ●	2,382
22	IBM Corp.	3,977
3	Mastercard, Inc.	1,104

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Software & Services - 14.3% - (continued)
115	Oracle Corp.		$3,760
29	Solera Holdings, Inc.		1,594
20	Teradata Corp. ●		1,173
37	VeriSign, Inc.		1,181
84	Western Union Co.		1,463
			24,089
	Technology Hardware & Equipment - 5.5%
14	Apple, Inc. ●		5,796
88	EMC Corp. ●		2,154
26	Qualcomm, Inc. Θ		1,346
			9,296
	Telecommunication Services - 0.6%
32	AT&T, Inc.		939

	Utilities - 4.0%
42	American Electric Power Co., Inc.		1,657
17	NextEra Energy, Inc.		934
42	PG&E Corp.		1,808
93	Xcel Energy, Inc.		2,397
			6,796
	Total common stocks
	(cost $142,348)		$163,473

	Total long-term investments
	(cost $142,348)		$163,473

SHORT-TERM INVESTMENTS - 2.7%
Repurchase Agreements - 2.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $276,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $282)
$276	0.11%, 10/31/2011		$276
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $2,641, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$2,693)
2,641	0.11%, 10/31/2011		2,641
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $373,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $381)
373	0.11%, 10/31/2011		373
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $1,286, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $1,311)
1,286	0.11%, 10/31/2011		1,286
			4,576
	Total short-term investments
	(cost $4,576)		$4,576

	Total investments
	(cost $146,924) ▲	99.8%	$168,049
	Other assets and liabilities	0.2%	385
	Total net assets	100.0%	$168,434

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $147,081 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,244
Unrealized Depreciation	(5,276)
Net Unrealized Appreciation	$20,968

●	Non-income producing.

Θ	At October 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Abercrombie & Fitch Co.	Equity	$80.00	11/21/2011	23	$3	$2	$(1)
Amazon.com, Inc.	Equity	$235.00	11/21/2011	11	1	12	11
Anadarko Petroleum Corp.	Equity	$87.50	11/21/2011	20	1	2	1
Deckers Outdoor Corp.	Equity	$115.00	11/21/2011	15	7	2	(5)
Energizer Holdings, Inc.	Equity	$75.00	11/21/2011	22	5	2	(3)
Goldman Sachs Group, Inc.	Equity	$115.00	11/21/2011	16	4	2	(2)
Hansen Natural Corp.	Equity	$110.00	11/21/2011	17	1	2	1
Qualcomm, Inc.	Equity	$60.00	11/21/2011	30	–	1	1
					$22	$25	$3

*	The number of contracts does not omit 000's.

Written Put Option Contracts Outstanding at October 31, 2011

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Chesapeake Energy Corp.	Equity	$22.00	11/21/2011	59	$1	$2	$1
Hansen Natural Corp.	Equity	$60.00	11/21/2011	18	–	2	2
McKesson Corp.	Equity	$60.00	11/21/2011	21	–	2	2
PNC Bank Corp.	Equity	$45.00	11/21/2011	32	1	3	2
St. Jude Medical, Inc.	Equity	$30.00	11/21/2011	40	–	2	2
Walgreen Co.	Equity	$31.00	11/21/2011	48	1	2	1
					$3	$13	$10

*	The number of contracts does not omit 000's.

Cash of $115 was pledged as collateral for open written put option contracts at October 31, 2011.

Futures Contracts Outstanding at October 31, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini	55	Long	12/16/2011	$3,435	$3,166	$269

*	The number of contracts does not omit 000's.

Cash of $235 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$163,473	$163,473	$–	$–
Short-Term Investments	4,576	–	4,576	–
Total	$168,049	$163,473	$4,576	$–
Futures *	269	269	–	–
Written Options *	24	24	–	–
Total	$293	$293	$–	$–
Liabilities:
Written Options *	11	11	–	–
Total	$11	$11	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $146,924)	$168,049
Cash	351	*†
Receivables:
Investment securities sold	2,149
Fund shares sold	92
Dividends and interest	100
Other assets	55
Total assets	170,796
Liabilities:
Payables:
Investment securities purchased	2,056
Fund shares redeemed	113
Investment management fees	24
Administrative fees	—
Distribution fees	7
Variation margin	87
Accrued expenses	50
Written options (proceeds $38)	25
Total liabilities	2,362
Net assets	$168,434
Summary of Net Assets:
Capital stock and paid-in-capital	$200,832
Accumulated undistributed net investment income	603
Accumulated net realized loss on investments	(54,408)
Unrealized appreciation of investments	21,407
Net assets	$168,434

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.77/$13.51
Shares outstanding	6,300
Net assets	$80,470
Class B: Net asset value per share	$12.07
Shares outstanding	333
Net assets	$4,020
Class C: Net asset value per share	$12.03
Shares outstanding	932
Net assets	$11,221
Class R3: Net asset value per share	$13.05
Shares outstanding	13
Net assets	$165
Class R4: Net asset value per share	$13.07
Shares outstanding	10
Net assets	$134
Class R5: Net asset value per share	$13.18
Shares outstanding	9
Net assets	$117
Class Y: Net asset value per share	$13.20
Shares outstanding	5,479
Net assets	$72,307

*	Cash of $115 was designated to cover open put options written at October 31, 2011.

†	Cash of $235 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$2,811
Interest	3
Total investment income	2,814

Expenses:
Investment management fees	1,139
Administrative services fees	1
Transfer agent fees	337
Distribution fees
Class A	210
Class B	51
Class C	116
Class R3	1
Class R4	—
Custodian fees	4
Accounting services fees	24
Registration and filing fees	86
Board of Directors' fees	3
Audit fees	10
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	2,014
Expense waivers	(54)
Transfer agent fee waivers	(40)
Commission recapture	—
Total waivers and fees paid indirectly	(94)
Total expenses, net	1,920
Net Investment Income	894
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	7,695
Net realized loss on futures	(46)
Net realized gain on written options	148
Net Realized Gain on Investments and Other Financial Instruments	7,797
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	1,945
Net unrealized appreciation of futures	237
Net unrealized appreciation of written options	27
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	2,209
Net Gain on Investments and Other Financial Instruments	10,006
Net Increase in Net Assets Resulting from Operations	$10,900

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$894	$1,233
Net realized gain on investments and other financial instruments	7,797	4,972
Net unrealized appreciation of investments and other financial instruments	2,209	17,238
Net Increase In Net Assets Resulting From Operations	10,900	23,443
Distributions to Shareholders:
From net investment income
Class A	(152)	(1,524)
Class B	(4)	(52)
Class C	(7)	(59)
Class R3	—	(1)
Class R4	—	(2)
Class R5	—	(1)
Class Y	(115)	(1,326)
Total distributions	(278)	(2,965)
Capital Share Transactions:
Class A	(7,442)	(14,184)
Class B	(2,164)	(3,392)
Class C	(1,054)	(2,112)
Class R3	42	89
Class R4	21	44
Class R5	3	96
Class Y	23,469	(23,535)
Net increase (decrease) from capital share transactions	12,875	(42,994)
Net Increase (Decrease) In Net Assets	23,497	(22,516)
Net Assets:
Beginning of period	144,937	167,453
End of period	$168,434	$144,937
Accumulated undistributed (distribution in excess of) net investment income (loss)	$603	$42

The accompanying notes are an integral part of these financial statements.

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

14

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts for the Fund during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	854	$35
Written	2,070	163
Expired	(1,866)	(115)
Closed	(560)	(31)
Exercised	(344)	(27)
End of year	154	$25

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	318	$12
Written	2,145	141
Expired	(1,484)	(79)
Closed	(542)	(43)
Exercised	(219)	(18)
End of year	218	$13

*	The number of contracts does not omit 000's.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Variation margin payable *	$—	$—	$—	$87	$—	$—	$87
Written options, market value	—	—	—	25	—	—	25
Total	$—	$—	$—	$62	$—	$—	$112

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $269 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(46)	$—	$—	$(46)
Net realized gain on written options	—	—	—	148	—	—	148
Total	$—	$—	$—	$102	$—	$—	$102

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$237	$—	$—	$237
Net change in unrealized appreciation of written options	—	—	—	27	—	—	27
Total	$—	$—	$—	$264	$—	$—	$264

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$291	$2,952

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$603
Accumulated Capital Losses *	(53,982)
Unrealized Appreciation †	20,981
Total Accumulated Deficit	$(32,398)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(55)
Accumulated Net Realized Gain (Loss) on Investments	106
Capital Stock and Paid-In-Capital	(51)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$20,786
2017	33,196
Total	$53,982

As of October 31, 2011, the Fund utilized $7,976 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.35%
Class B Shares	2.10
Class C Shares	2.09
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.85

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $121 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated

20

on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	9
Class R5	9

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$94,509
Sales Proceeds Excluding U.S. Government Obligations	83,767

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	751	12	(1,349)	—	(586)	510	130	(1,904)	—	(1,264)
Amount	$9,711	$149	$(17,302)	$—	$(7,442)	$5,757	$1,483	$(21,424)	$—	$(14,184)
Class B
Shares	22	—	(199)	—	(177)	14	5	(335)	—	(316)
Amount	$264	$3	$(2,431)	$—	$(2,164)	$150	$51	$(3,593)	$—	$(3,392)
Class C
Shares	108	1	(198)	—	(89)	42	5	(248)	—	(201)
Amount	$1,321	$7	$(2,382)	$—	$(1,054)	$453	$55	$(2,620)	$—	$(2,112)
Class R3
Shares	5	—	(1)	—	4	7	—	—	—	7
Amount	$47	$—	$(5)	$—	$42	$89	$1	$(1)	$—	$89
Class R4
Shares	1	—	—	—	1	8	—	(4)	—	4
Amount	$21	$—	$—	$—	$21	$95	$1	$(52)	$—	$44
Class R5
Shares	—	—	—	—	—	8	—	—	—	8
Amount	$3	$—	$—	$—	$3	$95	$1	$—	$—	$96
Class Y
Shares	2,590	9	(826)	—	1,773	99	113	(2,278)	—	(2,066)
Amount	$34,494	$115	$(11,140)	$—	$23,469	$1,164	$1,326	$(26,025)	$—	$(23,535)
Total
Shares	3,477	22	(2,573)	—	926	688	253	(4,769)	—	(3,828)
Amount	$45,861	$274	$(33,260)	$—	$12,875	$7,803	$2,918	$(53,715)	$—	$(42,994)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	78	$1,009
For the Year Ended October 31, 2010	127	$1,445

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

22

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$11.90	$0.07	$–	$0.82	$0.89	$(0.02)	$–	$–	$(0.02)	$0.87	$12.77
B	11.32	(0.03)	–	0.79	0.76	(0.01)	–	–	(0.01)	0.75	12.07
C	11.28	(0.03)	–	0.79	0.76	(0.01)	–	–	(0.01)	0.75	12.03
R3	12.18	0.04	–	0.85	0.89	(0.02)	–	–	(0.02)	0.87	13.05
R4	12.16	0.08	–	0.86	0.94	(0.03)	–	–	(0.03)	0.91	13.07
R5	12.24	0.13	–	0.84	0.97	(0.03)	–	–	(0.03)	0.94	13.18
Y	12.25	0.13	–	0.85	0.98	(0.03)	–	–	(0.03)	0.95	13.20

For the Year Ended October 31, 2010 (E)
A	10.44	0.08	–	1.58	1.66	(0.20)	–	–	(0.20)	1.46	11.90
B	9.89	–	–	1.50	1.50	(0.07)	–	–	(0.07)	1.43	11.32
C	9.84	–	–	1.49	1.49	(0.05)	–	–	(0.05)	1.44	11.28
R3	10.71	0.05	–	1.63	1.68	(0.21)	–	–	(0.21)	1.47	12.18
R4	10.68	0.09	–	1.61	1.70	(0.22)	–	–	(0.22)	1.48	12.16
R5	10.75	0.12	–	1.65	1.77	(0.28)	–	–	(0.28)	1.49	12.24
Y	10.76	0.14	–	1.64	1.78	(0.29)	–	–	(0.29)	1.49	12.25

For the Year Ended October 31, 2009 (E)
A	9.31	0.12	–	1.06	1.18	(0.05)	–	–	(0.05)	1.13	10.44
B	8.80	0.08	–	1.01	1.09	–	–	–	–	1.09	9.89
C	8.80	0.04	–	1.00	1.04	–	–	–	–	1.04	9.84
R3	9.56	0.09	–	1.11	1.20	(0.05)	–	–	(0.05)	1.15	10.71
R4	9.60	0.10	–	1.09	1.19	(0.11)	–	–	(0.11)	1.08	10.68
R5	9.62	0.14	–	1.10	1.24	(0.11)	–	–	(0.11)	1.13	10.75
Y	9.64	0.15	–	1.09	1.24	(0.12)	–	–	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	–	(5.63)	(5.58)	(0.02)	–	–	(0.02)	(5.60)	9.31
B	14.16	(0.05)	–	(5.31)	(5.36)	–	–	–	–	(5.36)	8.80
C	14.17	(0.06)	–	(5.31)	(5.37)	–	–	–	–	(5.37)	8.80
R3	15.33	0.01	–	(5.78)	(5.77)	–	–	–	–	(5.77)	9.56
R4	15.37	0.06	–	(5.79)	(5.73)	(0.04)	–	–	(0.04)	(5.77)	9.60
R5	15.41	0.10	–	(5.81)	(5.71)	(0.08)	–	–	(0.08)	(5.79)	9.62
Y	15.43	0.12	–	(5.81)	(5.69)	(0.10)	–	–	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	–	–	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.17
R3(G)	13.89	–	–	1.44	1.44	–	–	–	–	1.44	15.33
R4(G)	13.89	0.03	–	1.45	1.48	–	–	–	–	1.48	15.37
R5(G)	13.89	0.07	–	1.45	1.52	–	–	–	–	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	–	–	(0.10)	1.85	15.43
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

7.50%		$80,470	1.44%		1.35%		1.35%		0.51%		56%
6.69		4,020	2.42		2.10		2.10		(0.21)		–
6.72		11,221	2.10		2.09		2.09		(0.23)		–
7.30		165	1.65		1.50		1.50		0.34		–
7.70		134	1.28		1.20		1.20		0.64		–
7.94		117	0.96		0.90		0.90		0.96		–
8.03		72,307	0.86		0.85		0.85		0.98		–

16.00		81,949	1.47		1.35		1.35		0.71		41
15.18		5,770	2.46		2.10		2.10		(0.04)		–
15.18		11,519	2.12		2.10		2.10		(0.04)		–
15.77		113	1.66		1.55		1.55		0.47		–
16.01		105	1.25		1.23		1.23		0.82		–
16.55		105	0.95		0.92		0.92		1.09		–
16.63		45,376	0.85		0.85		0.85		1.21		–

12.82		85,080	1.58		1.17		1.17		1.27		59
12.39		8,165	2.65		1.60		1.60		0.86		–
11.82		12,025	2.22		2.03		2.03		0.41		–
12.65		20	2.04		1.38		1.38		0.98		–
12.65		55	1.29		1.29		1.29		1.09		–
13.12		8	0.95		0.95		0.95		1.47		–
13.13		62,100	0.86		0.86		0.86		1.57		–

(37.46)		92,476	1.44		1.40		1.40		0.36		69
(37.85)		11,931	2.39		1.95		1.95		(0.18)		–
(37.90)		13,691	2.13		2.13		2.13		(0.36)		–
(37.64)		11	1.87		1.65		1.65		0.12		–
(37.37)		8	1.28		1.28		1.28		0.48		–
(37.23)		7	0.99		0.99		0.99		0.77		–
(37.09)		67,966	0.89		0.89		0.89		0.88		–

13.87	(F)	177,170	1.40		1.40		1.40		0.32		72
13.14	(F)	29,968	2.31		2.08		2.08		(0.35)		–
13.07	(F)	26,479	2.09		2.09		2.09		(0.37)		–
10.37	(H)	11	1.65	(I)	1.65	(I)	1.65	(I)	(0.03	) (I)	–
10.66	(H)	11	1.34	(I)	1.34	(I)	1.34	(I)	0.28	(I)	–
10.94	(H)	11	1.05	(I)	1.05	(I)	1.05	(I)	0.57	(I)	–
14.45	(F)	111,098	0.88		0.88		0.88		0.86		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Disciplined Equity Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

30

The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$918.00	$6.53	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$914.40	$10.14	$1,000.00	$1,014.62	$10.67	2.10	184	365
Class C	$1,000.00	$914.10	$10.10	$1,000.00	$1,014.65	$10.63	2.09	184	365
Class R3	$1,000.00	$917.10	$7.25	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$918.50	$5.80	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R5	$1,000.00	$919.70	$4.36	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class Y	$1,000.00	$920.50	$4.12	$1,000.00	$1,020.92	$4.33	0.85	184	365

31

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Disciplined Equity Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

33

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DE11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Diversified International Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Diversified International Fund inception 06/30/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 6/30/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Diversified International A#	-4.87%	-5.92%
Diversified International A##	-10.10%	-7.50%
Diversified International B#	-5.47%	-6.57%
Diversified International B##	-10.19%	-7.41%
Diversified International C#	-5.67%	-6.61%
Diversified International C##	-6.61%	-6.61%
Diversified International I#	-4.43%	-5.55%
Diversified International R3#	-5.10%	-6.13%
Diversified International R4#	-4.87%	-5.89%
Diversified International R5#	-4.40%	-5.61%
Diversified International Y#	-4.44%	-5.55%
MSCI All Country World ex USA Index	-4.25%	-3.44%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Diversified International Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CFA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President and Associate Director of Global Industry Research	Senior Vice President and Director of Investments and Risk Management	Senior Vice President	Director

How did the Fund perform?
The Class A shares of The Hartford Diversified International Fund returned -4.87%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the MSCI All Country World ex USA Index, which returned -4.25% for the same period. The Fund outperformed the -4.97% return of the average fund in the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
International equities experienced a high degree of volatility during the first part of the period driven by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. During October there was a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s fiscal crises.

Six of the ten sectors within the MSCI All Country World ex USA Index posted negative returns for the period. The Utilities (-14%), Financials (-13%), and Materials (-7%) sectors saw the largest declines while the Consumer Staples (+7%), Health Care (+5%), and Energy (+3%) sectors posted the largest gains.

Security selection was additive to relative performance (i.e. return of the Fund as measured against the benchmark) during the period. Stock selection was strongest within Industrials, Financials, and Information Technology. This was partially offset by weaker selection in the Consumer Staples, Energy, and Health Care sectors. Sector positioning contributed positively to benchmark-relative returns, largely due to underweight positions (i.e. the Fund’s sector position was less than the benchmark position) in Financials and Utilities and an overweight (i.e. the Fund’s sector position was greater than the benchmark position)to Consumer Discretionary.

Top contributors to relative performance during the period included AirAsia (Industrials), Aston Resources (Materials), and Daito Trust (Financials). Shares of AirAsia, a Malaysia-based low cost airline, rose during the period. Despite rising oil prices, the firm reported higher operating profits with significantly higher year-on-year operating margins as load factors and ancillary income grew. Additionally, the announcement of an agreement to buy 200 Airbus A320 Neo aircraft raised investors’ confidence in the firm’s expansion plans. Australia-based coal mining and development company Aston Resources saw shares gain on news the company was holding talks with several companies interested in buying a stake in its Maules Creek mine; the company eventually sold the mine and received proceeds of approximately AUD 345 million. Along with this, record coal prices throughout the period helped the stock. Daito Trust, a Japanese condo construction company, posted gains throughout the period as its order growth was largely unaffected by the earthquake. Along with this, the company raised its consolidated mid-year and full-year outlooks for fiscal year 2012, boosting shares. Aerospace & defense holding company Latecoere was also among the top contributors to absolute performance.

The largest detractors from relative and absolute returns were Central European Distribution (Consumer Staples), Huabao International (Materials), and Vallourec (Industrials). Shares of Central European Distribution, central Europe's largest integrated spirit beverage business and leading vodka producer, dropped sharply on 4Q10 earnings that disappointed expectations due to higher than expected investments in Poland and a production stoppage in Russia over a dispute with tax authorities. Additionally, towards the end of the period it was announced that company management was being investigated for violating U.S. federal securities laws, sending the stock to its lowest price of the year. Huabao, the dominant cigarette flavor manufacturer in China, saw its shares drop throughout the period as the company continued to lose market share and the growth outlook of the firm was reduced. Shares of Vallourec, a France-based producer of seamless steel tube products, fell during the period on the back of rising raw materials costs that weighed on the company’s profit margins. The stock also took a hit when the company announced it no longer planned to open a factory in Brazil due to the appreciation of the Brazilian currency. UBS was also among the top detractors from absolute returns.

3

The Hartford Diversified International Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
The Hartford Diversified International Fund comprises multiple specialized portfolios, each of which is run independently from the others. Collectively, these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. The Fund ended the period most overweight in the Consumer Discretionary, Industrials, and Information Technology sectors, and most underweight in the Financials, Materials, and Energy sectors relative to its benchmark. On a regional basis, the Fund was most overweight to Europe and most underweight to North America at period-end.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	4.3%
Banks (Financials)	8.2
Capital Goods (Industrials)	8.5
Commercial & Professional Services (Industrials)	1.9
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	3.2
Diversified Financials (Financials)	2.6
Energy (Energy)	9.1
Food & Staples Retailing (Consumer Staples)	1.8
Food, Beverage & Tobacco (Consumer Staples)	5.1
Health Care Equipment & Services (Health Care)	1.9
Household & Personal Products (Consumer Staples)	0.8
Insurance (Financials)	3.5
Materials (Materials)	9.5
Media (Consumer Discretionary)	1.3
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.7
Real Estate (Financials)	1.6
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.9
Software & Services (Information Technology)	4.3
Technology Hardware & Equipment (Information Technology)	2.8
Telecommunication Services (Services)	4.4
Transportation (Industrials)	4.4
Utilities (Utilities)	2.7
Short-Term Investments	1.9
Other Assets and Liabilities	0.7
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Argentina	0.0%
Australia	2.3
Austria	0.1
Belgium	1.7
Brazil	4.5
Canada	4.3
Chile	0.1
China	3.4
Colombia	1.1
Denmark	0.5
Egypt	0.1
Finland	0.8
France	8.4
Germany	4.2
Greece	0.0
Hong Kong	4.8
India	1.4
Indonesia	0.4
Ireland	1.2
Israel	0.7
Italy	1.5
Japan	14.9
Luxembourg	0.3
Malaysia	1.2
Mexico	1.7
Netherlands	2.9
Norway	2.2
Panama	0.6
Papua New Guinea	0.4
Peru	0.2
Philippines	0.4
Poland	0.0
Portugal	0.1
Russia	0.4
Singapore	1.5
South Africa	0.1
South Korea	2.5
Spain	0.7
Sweden	2.1
Switzerland	4.8
Taiwan	0.8
Thailand	0.7
United Kingdom	15.6
United States	1.8
Short-Term Investments	1.9
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Argentina - 0.0%
–	YPF Sociedad Anonima ADR	$12

	Australia - 2.3%
6	Aston Resources Ltd. ●	66
7	Challenger Financial Services Group Ltd.	32
1	Cochlear Ltd.	41
23	Dexus Property Group	21
6	Domino's Pizza Enterprises Ltd.	42
3	Energy Resources of Australia Ltd.	7
11	Fortescue Metals Group Ltd.	54
11	Incitec Pivot Ltd.	41
14	Karoon Gas Australia Ltd. ●	65
17	NRW Holdings Ltd.	44
2	QBE Insurance Group Ltd.	35
3	Transurban Group	16
1	Wesfarmers Ltd.	25
1	Woolworths Ltd.	36
		525
	Austria - 0.1%
–	Osterreichische Post AG	7
–	Vienna Insurance Group	7
		14
	Belgium - 1.7%
30	Ageas	59
5	AGFA Gevaert N.V. ●	12
2	Anheuser-Busch InBev N.V.	96
2	Nyrstar N.V.	20
1	Nyrstar N.V. - Strip VVPR ●	–
4	UCB S.A.	188
		375
	Brazil - 4.5%
–	Autometal S.A.	2
6	Banco do Estado do Rio Grande do Sul S.A.	59
14	Banco Santander Brasil S.A.	124
3	BR Malls Participacoes S.A.	34
10	Brasil Insurance Participacoes e Administracao S.A	97
4	Braskem S.A.	32
2	Cetip S.A. - Balcao Organizado	21
2	Cia de Sanemento Basico do Estado de Sao Paulo	60
2	Companhia Energetica de Minas Gerais	31
8	Companhia Energetica de Minas Gerais ADR	140
2	Fleury S.A.	22
2	GOL Linhas Aereas Inteligentes S.A. ADR	14
4	Itau Unibanco Banco Multiplo S.A. ADR	84
2	Localiza Rent a Car S.A.	28
5	PDG Realty S.A.	23
5	Petroleo Brasileiro S.A. ADR	128
5	Redecard S.A.	91
1	Totvs S.A.	18
		1,008
	Canada - 4.3%
5	Barrick Gold Corp.	263
2	CGI Group, Inc. Class A ●	39
2	EcoSynthetix, Inc. ●	11
3	First Quantum Minerals Ltd.	59
3	Imperial Oil Ltd.	143
4	Kinross Gold Corp.	52
–	Magna International, Inc. Class A	11
8	Methanex Corp.	212
1	Northern Dynasty Minerals Ltd. ●	7
3	Pacific Rubiales Energy Corp.	81
1	Petrominerales Ltd.	24
1	Potash Corp. of Saskatchewan, Inc.	38
1	Progress Energy Resources Co.	21
		961
	Chile - 0.1%
1	Sociedad Quimica Y Minera de Chile S.A.	32

	China - 3.4%
12	Airmedia Group, Inc. ●	31
56	Bosideng International Holdings Ltd.	15
10	China Coal Energy Co.	12
1	China Medical Technologies, Inc. ADR ●	7
12	China Pacific Insurance	36
18	China Shenhua Energy Co., Ltd.	82
26	CITIC Securities Co., Ltd. ●	51
4	Ctrip.com International Ltd. ADR ●	142
34	Dongfeng Motor Group Co., Ltd.	55
2	Focus Media Holding Ltd. ADR ●	64
2	Giant Interactive Group, Inc. ADR	7
21	Great Wall Automobile Holdings Co., Ltd.	29
62	Jiangsu Express Co., Ltd.	53
119	Maoye International Holdings	33
5	People's Food Holdings	3
–	Sina Corp. ●	36
57	Sinotrans Ltd.	12
1	Sohu.com, Inc. ●	43
10	Stella International	23
3	TAL Education Group ●	30
		764
	Colombia - 1.1%
12	Almacenes Exito S.A.	158
1	Banco Davivienda, S.A.	10
–	Banco Davivienda, S.A. w/ Rights ●	–
1	Bancolombia S.A. ADR	60
1	Ecopetrol S.A. ADR	22
8	Isagen S.A.	10
		260
	Denmark - 0.5%
–	Carlsberg A/S Class B	17
4	DSV A/S	75
–	FLSmidth & Co. A/S	6
–	H. Lundbeck A/S	8
		106
	Egypt - 0.1%
11	Orascom Telecom Holding SAE GDR ●	30

	Finland - 0.8%
–	Kone Oyj Class B	20
–	Metso Oyj	13
4	Nokia Oyj	29
3	Outotec Oyj	118
		180
	France - 8.4%
2	Air France	13
35	Alcatel S.A. ●	97

The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	France - 8.4% - (continued)
1	Alten	$15
3	BNP Paribas	143
–	Bureau Veritas S.A.	28
2	Capital Gemini S.A.	65
–	Cie Generale d'Optique Essilor International S.A.	16
5	Club Mediterranee ●	93
–	Dassault Systemes S.A.	24
–	Devoteam S.A.	4
2	France Telecom S.A.	28
2	Gaz de France	47
1	GFI Informatique	4
3	Groupe Danone	243
1	Lagardere S.C.A.	23
1	Legrand S.A.	29
1	LVMH Moet Hennessy Louis Vuitton S.A.	108
1	Michelin (C.G.D.E.) Class B	89
5	Peugeot S.A.	115
–	Pinault-Printemps-Redoute S.A.	20
3	Renault S.A.	112
4	Safran S.A.	120
–	Sanofi-Aventis S.A.	33
1	Schneider Electric S.A.	36
6	Sequans Communications ●	33
1	Societe Generale Class A	25
–	Sodexo	26
1	Thales S.A.	20
1	Total S.A.	66
2	Vallourec	98
1	Vinci S.A.	71
1	Vivendi S.A.	28
–	Zodiac Aerospace	23
		1,895
	Germany - 4.2%
–	Adidas-Salomon AG	23
–	Allianz SE	28
1	BASF SE	97
1	Brenntag AG	51
–	Daimler AG	16
1	Deutsche Lufthansa AG	14
3	Deutsche Post AG	49
3	E.On AG	61
–	ElringKlinger AG	12
2	Fresenius Medical Care AG & Co.	137
–	Fresenius SE & Co. KGaA	25
1	GSW Immobilien AG ●	19
–	HeidelbergCement AG w/ Rights	19
–	Hugo Boss AG	7
4	Infineon Technologies AG	40
1	K+S AG	55
–	Linde AG	39
–	MTU Aero Engines Holdings AG	23
–	Pfeiffer Vacuum Technology AG	17
3	Praktiker AG	10
–	Rational AG	8
–	Salzgitter AG	16
1	SAP AG	73
1	Siemens AG	99
		938
	Greece - 0.0%
1	Opap S.A.	9

	Hong Kong - 4.8%
23	AAC Technologies Holdings, Inc.	52
13	AIA Group Ltd.	39
33	AMVIG Holdings Ltd.	21
5	ASM Pacific Technology	59
5	Beijing Enterprises Holdings Ltd.	27
23	Cathay Pacific Airways Ltd.	42
80	China High Precision Automation Group Ltd. ⌂†	11
1	China Mobile Ltd. ADR	24
15	China Overseas Grand Oceans Group Ltd.	11
3	China Overseas Land & Investment Ltd.	6
19	China Unicom Ltd.	38
97	China ZhengTong Automotive Services Holdings Ltd. ●	105
17	Clear Media Ltd. ●	6
2	Dah Sing Financial Group	5
60	Daphne International Holdings Ltd.	62
9	Esprit Holdings Ltd.	13
56	Golden Meditech Co., Ltd. ●	6
73	Guangdong Investment Ltd.	44
97	Huabao International Holdings Ltd.	62
11	International Mining Machinery	11
10	Intime Department Store	14
48	Li & Fung Ltd.	92
4	Lifestyle International	9
21	MGM China Holdings Ltd. ●	33
25	Minth Group Ltd.	25
13	Nine Dragons Paper Holdings	9
13	Oriental Watch Holdings	8
82	Qingling Motors Co., Ltd.	23
6	Samsonite International S.A. ●	10
9	Shanghai Industrial Holdings Ltd.	30
35	Shangri-La Asia Ltd.	69
39	Techtronic Industries Co., Ltd.	34
4	Trinity Ltd.	4
38	Vinda International Holdings Ltd.	43
70	Xingda International Holdings	40
		1,087
	India - 1.4%
1	Bajaj Automotive Ltd.	32
5	Bharti Televentures	42
1	Canara Bank Ltd.	8
1	Corp. Bank	11
11	Educomp Solutions Ltd.	58
4	Indian Overseas Bank	9
19	Infrastructure Development Finance Co., Ltd.	51
5	Karnataka Bank Ltd.	10
5	Reliance Industries Ltd.	88
		309
	Indonesia - 0.4%
35	Harum Energy Tbk P.T.	31
68	PT Bank Negara Indonesia Tbk	30
56	PT Bumi Resources Tbk	15
15	PT Telekomunikasi Indonesia Tbk	12
		88

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Ireland - 1.2%
20	AER Lingus ●	$20
3	CRH plc	62
8	Elan Corp. plc ADR ●	93
5	Experian plc	62
3	Grafton Group plc	13
–	Kingspan Group plc	3
–	Shire plc	9
3	Smurfit Kappa Group plc ●	19
		281
	Israel - 0.7%
4	Teva Pharmaceutical Industries Ltd. ADR	153

	Italy - 1.5%
3	Banche Popolari Unite Scpa	10
2	Benetton Group S.p.A.	12
2	Buzzi Unicem S.p.A.	19
11	Enel S.p.A.	54
2	Eni S.p.A.	40
21	Intesa Sanpaolo	37
2	Italcementi S.p.A.	15
13	Maire Tecnimont S.p.A.	21
3	Mondadori (Arnoldo) Editore S.p.A.	6
5	Salvatore Ferragamo Italia S.p.A. ●	77
7	Saras S.p.A.	11
15	Telecom Italia S.p.A.	19
15	Unicredit S.p.A.	17
		338
	Japan - 14.9%
5	Acom Co., Ltd.	82
1	Aeon Delight Co., Ltd.	10
2	Aizawa Securities Co., Ltd.	4
1	Alfresa Holdings Corp.	30
1	Alpha Systems, Inc.	7
1	Benesse Holdings, Inc.	33
5	Bridgestone Corp.	110
1	Cawachi Ltd.	15
1	Chubu Steel Plate Co., Ltd.	5
1	Circle K Sunkus Co., Ltd.	16
1	Credit Saison Co., Ltd.	10
6	Daiichi Sankyo Co., Ltd.	111
1	Daito Trust Construction Co., Ltd.	116
1	DeNa Co., Ltd.	43
1	Doshisha Co., Ltd.	12
1	DTS Corp.	13
1	East Japan Railway Co.	36
2	Eighteenth (The) Bank Ltd.	5
5	Eisai Co., Ltd.	191
–	En-Japan, Inc.	8
1	FamilyMart Co., Ltd.	22
–	Fast Retailing Co., Ltd.	24
1	Fuji Photo Film Co., Ltd.	27
1	Fujimi, Inc.	11
1	Fukuyama Transporting Co., Ltd.	5
–	Gendai Agency, Inc.	6
1	Gree, Inc.	23
1	Hamamatsu Photonics K.K.	19
3	Higashi-Nippon Bank Ltd.	6
5	Hitachi Ltd.	27
–	Hitachi Transport System Ltd.	5
1	Honeys Co., Ltd.	15
1	Horipro, Inc.	4
3	Hosiden Corp.	19
–	Inpex Corp.	26
4	Isuzu Motors Ltd.	17
2	Japan Aviation Electronics Industry Ltd.	10
1	Japan Digital Laboratory Co., Ltd.	6
1	Japan Petroleum Exploration Co., Ltd.	20
–	Japan Tobacco, Inc.	30
1	JS Group Corp.	19
2	Kakaku.com, Inc.	65
–	Kintetsu World Express, Inc.	6
1	Komatsu Ltd.	20
1	Komori Corp.	8
1	K's Holdings Corp.	27
–	Lawson, Inc.	24
–	M3, Inc.	36
5	Matsui Securities Co., Ltd.	22
2	Medipal Holdings Corp.	21
1	Meitec Corp.	15
1	Mimasu Semiconductor Industry Co., Ltd.	9
–	Miraial Co., Ltd.	6
3	Mitsubishi Corp.	64
58	Mitsubishi UFJ Financial Group, Inc.	251
2	Mitsui & Co., Ltd.	26
2	Mitsui Fudosan Co., Ltd.	34
6	Nabtesco Corp.	132
2	NEXT Co., Ltd.	10
2	Nichii Gakkan Co.	17
1	Nippon Electric Glass Co., Ltd.	13
2	Nishimatsuya Chain Co., Ltd.	19
3	Nissan Motor Co., Ltd.	26
–	Nitto Denko Corp.	8
2	NSD Co., Ltd.	15
–	OBIC Co., Ltd.	64
3	Oita Bank Ltd.	9
–	Opt, Inc.	23
1	Pal Co., Ltd.	18
–	Pigeon Corp.	13
–	Point, Inc.	11
1	Pola Orbis Holdings, Inc.	25
–	Proto Corp.	10
–	Rakuten, Inc.	35
1	Roland Corp.	11
–	Ryohin Keikaku Co., Ltd.	5
5	Sega Sammy Holdings, Inc.	108
4	Seino Holdings Corp.	27
–	Septeni Holdings Co., Ltd.	8
–	Shimachu Co., Ltd.	9
1	Shin-Etsu Chemical Co., Ltd.	26
3	Shin-Etsu Polymer Co., Ltd.	12
2	Shinkawa Ltd.	9
2	Shinko Electric Industries Co., Ltd.	17
6	Shionogi & Co., Ltd.	83
18	Showa Denko K.K.	33
–	SMC Corp.	30
2	Sohgo Security Services Co., Ltd.	17
3	Stanley Electric Co., Ltd.	49
6	Sumco Corp.	65

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	Japan - 14.9% - (continued)
2	Sumitomo Corp.	$26
14	Sumitomo Metal Industries	26
1	Sumitomo Mitsui Financial Group, Inc.	31
1	Suzuken Co., Ltd.	24
2	T&D Holdings, Inc.	20
1	THK Co., Ltd.	16
1	Tochigi (The) Bank Ltd.	4
–	Toei Animation Co., Ltd.	4
3	Tokai Rika Co., Ltd.	45
1	Tokyo Electron Ltd.	27
19	Tokyo Gas Co., Ltd.	82
1	Tokyo Seimitsu Co., Ltd.	15
2	Toyoda Gosei Co., Ltd.	32
1	Toyota Boshoku Corp.	6
3	Toyota Motor Corp.	108
1	Tri-Stage, Inc.	6
–	Tsuruha Holdings, Inc.	10
–	Tsutsumi Jewelry Co., Ltd.	5
–	West Japan Railway Co.	12
–	Yahoo Japan Corp.	24
3	Yamanashi (The) Chuo Bank Ltd.	12
2	Yamato Kogyo Co.	38
–	Yusen Logistics Co. Ltd.	4
1	Zuken, Inc.	7
		3,373
	Luxembourg - 0.3%
1	ArcelorMittal ADR	23
4	AZ Electronic Materials S.A.	15
2	Tenaris S.A.	30
		68
	Malaysia - 1.2%
179	AirAsia Berhad	225
34	Axiata Group Berhad	53
		278
	Mexico - 1.7%
7	America Movil S.A. de C.V. ADR	172
–	Coca-Cola Femsa S.A.B-SP ADR	30
1	Fomento Economico Mexicano S.A.B. de C.V. ADR	77
–	Grupo Aeroportuario del Sureste S.A.B. de C.V.	27
11	Grupo Modelo S.A.B.	70
2	Mexichem SAB de CV	7
		383
	Netherlands - 2.9%
9	AerCap Holdings N.V. ●	111
–	Akzo Nobel N.V.	21
3	ASML Holding N.V.	115
–	European Aeronautic Defence and Space Co. N.V.	12
1	Fugro N.V. - CVA	73
–	Heineken N.V.	16
13	ING Groep N.V. ●	108
–	Koninklijke Boskalis Westminster N.V.	8
3	Koninklijke Philips Electronics N.V.	55
2	Royal Dutch Shell plc B Shares	81
2	SBM Offshore N.V.	40
1	Wolters Kluwer N.V.	10
		650
	Norway - 2.2%
4	DNB Nor ASA	50
–	Kongsberg Gruppen ASA	9
8	Petroleum Geo-Services ●	86
4	Statoil ASA	112
14	Telenor ASA	242
		499
	Panama - 0.6%
2	Copa Holdings S.A. Class A	131

	Papua New Guinea - 0.4%
13	Oil Search Ltd.	86

	Peru - 0.2%
8	Alicorp S.A.	17
1	Compania De Minas Buenaventur ADR	27
		44
	Philippines - 0.4%
49	Metropolitan Bank and Trust	80

	Poland - 0.0%
1	Warsaw Stock Exchange	9

	Portugal - 0.1%
1	Jeronimo Martins	16

	Russia - 0.4%
5	Mining and Metallurgical Co. Norilsk Nickel ADR	92

	Singapore - 1.5%
50	China Minzhong Food Corp., Ltd. ●	41
29	Genting Singapore plc ●	40
15	Hutchinson Port Holdings Trust	10
28	Indofood Agri Resources Ltd. ●	30
10	Oversea-Chinese Banking Corp., Ltd.	67
62	Sakari Resources Ltd.	116
18	StarHub Ltd.	40
		344
	South Africa - 0.1%
–	AngloGold Ltd. ADR	9
7	Raubex Group Ltd.	12
		21
	South Korea - 2.5%
1	Fila Korea Ltd.	40
–	Green Cross Corp.	30
–	GS Home Shopping, Inc.	9
3	Hana Financial Holdings	108
–	Hana Tour Service, Inc.	14
1	Hotel Shilla Co., Ltd.	31
–	Hyundai Home Shopping Network Corp.	23
–	Hyundai Motor Co., Ltd.	63
1	KB Financial Group, Inc.	20
–	KCC Corp.	20
–	LG Household & Health Care Ltd.	11
2	LG Telecom Ltd.	11
1	LIG Insurance Co., Ltd.	30
–	NHN Corp. ●	30
–	Samsung Electronics Co., Ltd.	96
–	Samsung Engineering Co., Ltd.	30

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	South Korea - 2.5% - (continued)
–	SK Telecom Co., Ltd.	$8
		574
	Spain - 0.7%
–	Abertis Infraestructuras S.A.	7
3	Almirall S.A.	25
1	Industria de Diseno Textil S.A.	50
79	Mapletree Industries NPV	73
		155
	Sweden - 2.1%
–	Alfa Laval Ab	7
3	Assa Abloy Ab	63
2	Atlas Copco Ab	45
2	Nordea Bank Ab	14
6	Sandvik Ab	82
3	Skf Ab B Shares	58
1	Swedish Match Ab	20
4	Tele2 Ab B Shares	79
9	Telefonaktiebolaget LM Ericsson ADR	99
		467
	Switzerland - 4.8%
2	ABB Ltd. ADR	28
3	Adecco S.A.	136
1	CIE Financiere Richemont S.A.	41
–	Galenica AG	26
2	GAM Holding Ltd.	19
–	Julius Baer Group Ltd.	4
1	Kuehne & Nagel International AG	101
–	Lindt & Spruengli AG	15
3	Micronas Semiconductor Holding AG ●	22
–	Panalpina Welttransport Holding AG	19
1	Roche Holding AG	128
–	SGS S.A.	29
–	Straumann Holding AG	15
–	Swatch Group AG	60
3	Swiss Re Ltd.	165
–	Tecan Group AG	10
6	Temenos Group AG ●	114
10	UBS AG	131
–	Zurich Financial Services AG	23
		1,086
	Taiwan - 0.8%
5	E Ink Holdings, Inc.	10
2	High Technology Computer Corp.	50
7	Hon Hai Precision Industry Co., Ltd.	19
1	Largan Precision Co., Ltd.	17
13	Synnex Technology International Corp.	33
2	TPK Holding Co., Ltd. ●	34
11	WPG Holdings Co., Ltd.	13
		176
	Thailand - 0.7%
217	Asian Property Development Public Co., Ltd.	32
48	Bank of Ayudhya plc	32
8	Kasikornbank Public Co., Ltd.	32
20	MCOT plc	16
17	Total Access Communication Public Co., Ltd.	42
		154
	United Kingdom - 15.6%
2	Anglo American plc	57
13	Arm Holdings plc	120
1	AstraZeneca plc	59
3	AstraZeneca plc ADR	134
1	Babcock International Group plc	17
13	BAE Systems plc	58
48	Barclays Bank plc ADR	147
1	Bellway plc	16
11	BG Group plc	236
36	BP plc	268
5	British American Tobacco plc	214
2	British Land Co. plc	17
1	Bunzl plc	11
5	Burberry Group plc	106
5	Capital Group plc	57
3	Catlin Group Ltd.	17
2	Chemring Group plc	13
3	Compass Group plc	29
1	Croda International plc	27
7	CSR plc	21
4	easyJet plc ●	23
1	ENSCO International plc	25
4	Fresnillo plc	108
19	Game Group plc	6
1	GlaxoSmithKline plc	24
17	Hays plc	21
10	Home Retail Group	16
13	HSBC Holdings plc	113
6	Imperial Tobacco Group plc	201
8	International Consolidated Airlines Group S.A. ●	22
1	Intertek Group plc	19
13	Lancashire Holdings Ltd.	150
33	Logica plc	50
4	Man Group plc	9
3	Paragon Group Companies plc	9
3	Persimmon plc	28
9	Prudential plc	94
2	Reckitt Benckiser Group plc	83
6	Redrow plc ●	11
1	Renishaw plc	12
3	Rexam plc	15
4	Rio Tinto plc	219
3	Rolls-Royce Holdings plc	31
–	Rotork plc	7
8	Sage Group plc	34
2	Serco Group plc	20
3	Severn Trent plc	80
9	SIG plc	14
1	Spectris plc	31
8	Standard Chartered plc	187
11	Tesco plc	73
23	Thomas Cook Group plc	19
6	Tui Travel plc	15
43	Vodafone Group plc	120
		3,513
	United States - 1.1%
4	Ambow Education Holding Ltd. ●	23
5	American Oriental Bioengineering, Inc. ●	4
4	Central Euro Distribution Corp. ●	19
2	China Natural Gas ⌂●†	3

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7% - (continued)
	United States - 1.1% - (continued)
–	Credicorp Ltd.	$38
1	First Cash Financial Services, Inc. ●	34
–	Hisoft Technology International Ltd. ●	5
1	Liberty Global, Inc. ●	55
1	Netease.com, Inc. ●	38
2	Shanda Games Ltd. ●	9
2	Sinovac Biotech Ltd. ●	4
7	Xueda Education Group ●	24
		256
	Total common stocks
	(cost $22,188)	$21,820

EXCHANGE TRADED FUNDS - 0.7%
	United States - 0.7%
4	iShares MSCI ACWI Index Fund	$172

	Total exchange traded funds
	(cost $167)	$172

	Total long-term investments
	(cost $22,355)	$21,992

SHORT-TERM INVESTMENTS - 1.9%
	Repurchase Agreements - 1.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $25,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $26)
$25	0.11%, 10/31/2011	$25
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $239, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$244)
239	0.11%, 10/31/2011	239
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $34,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $34)
34	0.11%, 10/31/2011	34
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011	–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $116, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $119)
116	0.11%, 10/31/2011		116
			414
	Total short-term investments
	(cost $414)		$414

	Total investments
	(cost $22,769) ▲	99.3%	$22,406
	Other assets and liabilities	0.7%	163
	Total net assets	100.0%	$22,569

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 95.6% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

10

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $23,178 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,485
Unrealized Depreciation	(2,257)
Net Unrealized Depreciation	$(772)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $14, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011-10/2011	80	China High Precision Automation Group Ltd.	$30
07/2010-03/2011	2	China Natural Gas	12

At October 31, 2011, the aggregate value of these securities was $14, which represents 0.1% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	UBS AG	Sell	$9	$9	11/03/2011	$–
British Pound	Morgan Stanley	Buy	7	7	11/01/2011	–
Danish Krone	Deutsche Bank Securities	Buy	1	1	11/01/2011	–
Danish Krone	HSBC Securities	Sell	5	5	11/02/2011	–
Euro	Deutsche Bank Securities	Buy	4	4	11/02/2011	–
Euro	State Street Global Markets LLC	Buy	31	31	11/02/2011	–
Euro	State Street Global Markets LLC	Sell	24	24	11/03/2011	–
Euro	UBS AG	Sell	9	9	11/01/2011	–
Euro	UBS AG	Sell	4	4	11/02/2011	–
Hong Kong Dollar	Deutsche Bank Securities	Buy	1	1	11/02/2011	–
Hong Kong Dollar	Morgan Stanley	Sell	3	3	11/01/2011	–
Japanese Yen	Banc of America Securities	Sell	53	54	08/15/2012	1
Japanese Yen	CS First Boston	Buy	23	24	11/01/2011	(1)
Japanese Yen	CS First Boston	Buy	14	15	11/02/2011	(1)
Japanese Yen	Deutsche Bank Securities	Sell	96	92	04/27/2012	(4)
Japanese Yen	Deutsche Bank Securities	Sell	48	49	04/27/2012	1
Japanese Yen	Goldman Sachs	Sell	67	68	01/19/2012	1
Japanese Yen	JP Morgan Securities	Buy	10	10	02/02/2012	–
Japanese Yen	JP Morgan Securities	Sell	84	80	04/27/2012	(4)
Japanese Yen	JP Morgan Securities	Sell	171	173	02/02/2012	2
Japanese Yen	UBS AG	Sell	55	56	11/10/2011	1
Norwegian Krone	Morgan Stanley	Buy	3	3	11/01/2011	–
Singapore Dollar	JP Morgan Securities	Buy	3	3	11/02/2011	–
Swedish Krona	Barclay Investments	Sell	21	21	11/03/2011	–
Swedish Krona	Deutsche Bank Securities	Buy	7	7	11/01/2011	–
Swiss Franc	Banc of America Securities	Sell	3	3	11/01/2011	–
Swiss Franc	Goldman Sachs	Buy	16	17	02/09/2012	(1)
Swiss Franc	Goldman Sachs	Sell	16	19	02/09/2012	3
Swiss Franc	JP Morgan Securities	Sell	13	14	11/14/2011	1
Swiss Franc	RBC Dominion Securities	Buy	23	25	11/14/2011	(2)
Swiss Franc	UBS AG	Buy	23	22	11/14/2011	1
Swiss Franc	UBS AG	Sell	33	40	11/14/2011	7
						$5

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$12	$12	$–	$–
Australia	525	–	525	–
Austria	14	–	14	–
Belgium	375	–	375	–
Brazil	1,008	1,008	–	–
Canada	961	961	–	–
Chile	32	32	–	–
China	764	411	353	–
Colombia	260	260	–	–
Denmark	106	–	106	–
Egypt	30	30	–	–
Finland	180	–	180	–
France	1,895	33	1,862	–
Germany	938	–	938	–
Greece	9	–	9	–
Hong Kong	1,087	67	1,009	11
India	309	–	309	–
Indonesia	88	–	88	–
Ireland	281	113	168	–
Israel	153	153	–	–
Italy	338	77	261	–
Japan	3,373	–	3,373	–
Luxembourg	68	38	30	–
Malaysia	278	–	278	–
Mexico	383	383	–	–
Netherlands	650	127	523	–
Norway	499	–	499	–
Panama	131	131	–	–
Papua New Guinea	86	–	86	–
Peru	44	44	–	–
Philippines	80	–	80	–
Poland	9	–	9	–
Portugal	16	–	16	–
Russia	92	92	–	–
Singapore	344	10	334	–
South Africa	21	21	–	–
South Korea	574	–	574	–
Spain	155	–	155	–
Sweden	467	99	368	–
Switzerland	1,086	–	1,086	–
Taiwan	176	–	176	–
Thailand	154	122	32	–
United Kingdom	3,513	165	3,348	–
United States	256	253	–	3
Total	21,820	4,642	17,164	14
Exchange Traded Funds	172	172	–	–
Short-Term Investments	414	–	414	–
Total	$22,406	$4,814	$17,578	$14
Foreign Currency Contracts*	18	–	18	–
Total	$18	$–	$18	$–
Liabilities:
Foreign Currency Contracts*	13	–	13	–
Total	$13	$–	$13	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$3	$4	$(30	)†	$—	$34	$(33)	$36	$—	$14
Total	$3	$4	$(30)		$—	$34	$(33)	$36	$—	$14

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(27).

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $22,769)	$22,406
Cash	1
Foreign currency on deposit with custodian (cost $64)	64
Unrealized appreciation on foreign currency contracts	18
Receivables:
Investment securities sold	150
Fund shares sold	15
Dividends and interest	54
Other assets	62
Total assets	22,770
Liabilities:
Unrealized depreciation on foreign currency contracts	13
Payables:
Investment securities purchased	161
Fund shares redeemed	2
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	20
Total liabilities	201
Net assets	$22,569
Summary of Net Assets:
Capital stock and paid-in-capital	$26,165
Accumulated undistributed net investment income	147
Accumulated net realized loss on investments and foreign currency transactions	(3,386)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(357)
Net assets	$22,569

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.98/$8.44
Shares outstanding	1,019
Net assets	$8,137
Class B: Net asset value per share	$7.92
Shares outstanding	144
Net assets	$1,141
Class C: Net asset value per share	$7.90
Shares outstanding	191
Net assets	$1,513
Class I: Net asset value per share	$8.03
Shares outstanding	117
Net assets	$941
Class R3: Net asset value per share	$7.98
Shares outstanding	112
Net assets	$890
Class R4: Net asset value per share	$8.00
Shares outstanding	107
Net assets	$859
Class R5: Net asset value per share	$8.03
Shares outstanding	103
Net assets	$824
Class Y: Net asset value per share	$8.03
Shares outstanding	1,029
Net assets	$8,264

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$606
Interest	1
Less: Foreign tax withheld	(62)
Total investment income	545

Expenses:
Investment management fees	217
Administrative services fees	4
Transfer agent fees	19
Distribution fees
Class A	22
Class B	12
Class C	16
Class R3	5
Class R4	2
Custodian fees	41
Accounting services fees	4
Registration and filing fees	88
Board of Directors' fees	1
Audit fees	21
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	466
Expense waivers	(147)
Commission recapture	—
Total waivers and fees paid indirectly	(147)
Total expenses, net	319
Net Investment Income	226
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,162
Net realized loss on foreign currency contracts	(57)
Net realized gain on other foreign currency transactions	5
Net Realized Gain on Investments and Foreign Currency Transactions	1,110
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,578)
Net unrealized appreciation of foreign currency contracts	43
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(2,536)
Net Loss on Investments and Foreign Currency Transactions	(1,426)
Net Decrease in Net Assets Resulting from Operations	$(1,200)

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$226	$125
Net realized gain on investments and foreign currency transactions	1,110	2,185
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(2,536)	1,049
Net Increase (Decrease) In Net Assets Resulting From Operations	(1,200)	3,359
Distributions to Shareholders:
From net investment income
Class A	(71)	(55)
Class B	(2)	(5)
Class C	(3)	(7)
Class I	(11)	(10)
Class R3	(6)	(6)
Class R4	(7)	(8)
Class R5	(9)	(9)
Class Y	(101)	(100)
Total distributions	(210)	(200)
Capital Share Transactions:
Class A	655	(1,962)
Class B	39	39
Class C	164	144
Class I	127	8
Class R3	39	58
Class R4	35	17
Class R5	9	9
Class Y	101	99
Net increase (decrease) from capital share transactions	1,169	(1,588)
Net Increase (Decrease) In Net Assets	(241)	1,571
Net Assets:
Beginning of period	22,810	21,239
End of period	$22,569	$22,810
Accumulated undistributed (distribution in excess of) net investment income (loss)	$147	$132

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

17

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

18

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

19

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

20

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$18	$—	$—	$—	$—	$18
Total	$—	$18	$—	$—	$—	$—	$18

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$13	$—	$—	$—	$—	$13
Total	$—	$13	$—	$—	$—	$—	$13

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

21

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(57)	$—	$—	$—	$—	$(57)
Total	$—	$(57)	$—	$—	$—	$—	$(57)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$43	$—	$—	$—	$—	$43
Total	$—	$43	$—	$—	$—	$—	$43

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

22

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$210	$200

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$152
Accumulated Capital Losses *	(2,977)
Unrealized Depreciation †	(771)
Total Accumulated Deficit	$(3,596)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2
Capital Stock and Paid-In-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2018	$2,977
Total	$2,977

As of October 31, 2011, the Fund utilized $1,148 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

23

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

24

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.41%
Class B Shares	2.12
Class C Shares	2.15
Class I Shares	1.01
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $47 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

25

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	409
Class B	101
Class C	101
Class I	103
Class R3	101
Class R4	102
Class R5	103
Class Y	1,029

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$22,225
Sales Proceeds Excluding U.S. Government Obligations	20,877

26

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	238	8	(173)	—	73	387	7	(636)	—	(242)
Amount	$2,080	$71	$(1,496)	$—	$655	$2,953	$55	$(4,970)	$—	$(1,962)
Class B
Shares	14	—	(10)	—	4	25	1	(21)	—	5
Amount	$122	$2	$(85)	$—	$39	$188	$5	$(154)	$—	$39
Class C
Shares	49	—	(31)	—	18	66	1	(48)	—	19
Amount	$417	$3	$(256)	$—	$164	$502	$6	$(364)	$—	$144
Class I
Shares	18	1	(5)	—	14	1	1	(1)	—	1
Amount	$160	$11	$(44)	$—	$127	$9	$10	$(11)	$—	$8
Class R3
Shares	8	—	(3)	—	5	6	1	—	—	7
Amount	$59	$6	$(26)	$—	$39	$52	$6	$—	$—	$58
Class R4
Shares	4	1	(2)	—	3	2	1	—	—	3
Amount	$44	$7	$(16)	$—	$35	$13	$8	$(4)	$—	$17
Class R5
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$9	$—	$—	$9	$—	$9	$—	$—	$9
Class Y
Shares	—	11	—	—	11	—	14	—	—	14
Amount	$—	$101	$—	$—	$101	$—	$99	$—	$—	$99
Total
Shares	331	22	(224)	—	129	487	28	(706)	—	(191)
Amount	$2,882	$210	$(1,923)	$—	$1,169	$3,717	$198	$(5,503)	$—	$(1,588)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	1	$8
For the Year Ended October 31, 2010	7	$56

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

27

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$8.46	$0.07	$–	$(0.48)	$(0.41)	$(0.07)	$–	$–	$(0.07)	$(0.48)	$7.98
B	8.39	0.01	–	(0.47)	(0.46)	(0.01)	–	–	(0.01)	(0.47)	7.92
C	8.39	0.01	–	(0.48)	(0.47)	(0.02)	–	–	(0.02)	(0.49)	7.90
I	8.50	0.11	–	(0.48)	(0.37)	(0.10)	–	–	(0.10)	(0.47)	8.03
R3	8.46	0.05	–	(0.48)	(0.43)	(0.05)	–	–	(0.05)	(0.48)	7.98
R4	8.48	0.08	–	(0.49)	(0.41)	(0.07)	–	–	(0.07)	(0.48)	8.00
R5	8.49	0.10	–	(0.47)	(0.37)	(0.09)	–	–	(0.09)	(0.46)	8.03
Y	8.50	0.11	–	(0.48)	(0.37)	(0.10)	–	–	(0.10)	(0.47)	8.03

For the Year Ended October 31, 2010 (E)
A	7.35	0.05	–	1.14	1.19	(0.08)	–	–	(0.08)	1.11	8.46
B	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
C	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
I	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50
R3	7.35	0.02	–	1.15	1.17	(0.06)	–	–	(0.06)	1.11	8.46
R4	7.36	0.04	–	1.16	1.20	(0.08)	–	–	(0.08)	1.12	8.48
R5	7.37	0.06	–	1.15	1.21	(0.09)	–	–	(0.09)	1.12	8.49
Y	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	–	1.43	1.49	(0.02)	–	–	(0.02)	1.47	7.35
B	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
C	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
I	5.89	0.10	–	1.41	1.51	(0.02)	–	–	(0.02)	1.49	7.38
R3	5.87	0.06	–	1.42	1.48	–	–	–	–	1.48	7.35
R4	5.88	0.07	–	1.42	1.49	(0.01)	–	–	(0.01)	1.48	7.36
R5	5.88	0.09	–	1.42	1.51	(0.02)	–	–	(0.02)	1.49	7.37
Y	5.89	0.10	–	1.42	1.52	(0.03)	–	–	(0.03)	1.49	7.38

From June 30, 2008 (commencement of operations), through October 31, 2008
A(F)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
B(F)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
C(F)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
I(F)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
R3(F)	10.00	–	–	(4.13)	(4.13)	–	–	–	–	(4.13)	5.87
R4(F)	10.00	–	–	(4.12)	(4.12)	–	–	–	–	(4.12)	5.88
R5(F)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
Y(F)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on June 30, 2008.
(G)	Not annualized.
(H)	Annualized.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(4.87)%		$8,137	2.01%		1.41%		1.41%		0.84%		89%
(5.47)		1,141	2.72		2.12		2.12		0.14		–
(5.67)		1,513	2.75		2.15		2.15		0.13		–
(4.43)		941	1.61		1.01		1.01		1.26		–
(5.10)		890	2.31		1.65		1.65		0.60		–
(4.87)		859	2.01		1.35		1.35		0.91		–
(4.40)		824	1.70		1.05		1.05		1.21		–
(4.44)		8,264	1.60		1.00		1.00		1.26		–

16.31		8,005	2.29		1.58		1.58		0.58		155
15.36		1,177	3.01		2.32		2.32		(0.18)		–
15.43		1,452	3.05		2.33		2.33		(0.20)		–
16.69		880	1.90		1.21		1.21		0.90		–
16.02		906	2.59		1.81		1.81		0.30		–
16.38		877	2.29		1.55		1.55		0.57		–
16.61		863	1.99		1.28		1.28		0.83		–
16.69		8,650	1.89		1.20		1.20		0.92		–

25.40		8,740	3.10		1.65		1.65		0.99		161
24.53		989	3.80		2.40		2.40		0.34		–
24.53		1,127	3.80		2.40		2.40		0.36		–
25.84		755	2.70		1.30		1.30		1.55		–
25.26		735	3.39		1.90		1.90		0.96		–
25.43		745	3.09		1.65		1.65		1.20		–
25.81		740	2.80		1.40		1.40		1.46		–
25.86		7,408	2.70		1.30		1.30		1.55		–

(41.20	)(G)	2,528	2.01	(H)	1.57	(H)	1.57	(H)	0.26	(H)	67
(41.30	)(G)	591	2.74	(H)	2.31	(H)	2.31	(H)	(0.48	)(H)	–
(41.30	)(G)	611	2.75	(H)	2.32	(H)	2.32	(H)	(0.49	)(H)	–
(41.10	)(G)	589	1.74	(H)	1.30	(H)	1.30	(H)	0.53	(H)	–
(41.30	)(G)	588	2.44	(H)	1.90	(H)	1.90	(H)	(0.07	)(H)	–
(41.20	)(G)	588	2.14	(H)	1.65	(H)	1.65	(H)	0.18	(H)	–
(41.20	)(G)	588	1.84	(H)	1.40	(H)	1.40	(H)	0.43	(H)	–
(41.10	)(G)	5,886	1.74	(H)	1.30	(H)	1.30	(H)	0.52	(H)	–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Diversified International Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Diversified International Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

32

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

34

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Diversified International Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	15.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $52. Foreign Source Income was $596.

36

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$840.00	$6.59	$1,000.00	$1,018.05	$7.22	1.42%	184	365
Class B	$1,000.00	$838.10	$9.85	$1,000.00	$1,014.49	$10.79	2.13	184	365
Class C	$1,000.00	$836.90	$9.99	$1,000.00	$1,014.33	$10.95	2.16	184	365
Class I	$1,000.00	$841.70	$4.71	$1,000.00	$1,020.09	$5.17	1.01	184	365
Class R3	$1,000.00	$839.10	$7.65	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R4	$1,000.00	$840.30	$6.26	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$842.60	$4.88	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$841.70	$4.64	$1,000.00	$1,020.16	$5.09	1.00	184	365

37

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Diversified International Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford

38

Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also discussed the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

39

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

40

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DI11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Dividend and Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)
Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 10/31/01 – 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Dividend & Growth A#	5.22%	1.07%	5.06%
Dividend & Growth A##	-0.56%	-0.07%	4.47%
Dividend & Growth B#	4.32%	0.21%	NA*
Dividend & Growth B##	-0.68%	-0.14%	NA*
Dividend & Growth C#	4.49%	0.33%	4.32%
Dividend & Growth C##	3.49%	0.33%	4.32%
Dividend & Growth I#	5.60%	1.40%	5.23%
Dividend & Growth R3#	4.94%	0.76%	5.16%
Dividend & Growth R4#	5.32%	1.12%	5.35%
Dividend & Growth R5#	5.62%	1.41%	5.50%
Dividend & Growth Y#	5.71%	1.51%	5.55%
Russell 1000 Value Index	6.16%	-2.05%	4.57%
S&P 500 Index	8.07%	0.25%	3.69%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Dividend and Growth Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Dividend and Growth Fund returned 5.22%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmarks, the S&P 500 Index and Russell 1000 Value Index, which returned 8.07% and 6.16%, respectively, for the same period. The Fund also underperformed the 7.43% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade U.S. government long-term debt. Following the difficult third quarter, equity markets surged ahead in October, breaking a string of five consecutive monthly losses for the S&P 500 Index. Solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors enthusiasm for stocks.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+8%), mid-caps (+9%), and small-caps (+7%) all rose as represented by the S&P 500, S&P MidCap 400, and Russell 2000 Indices, respectively. During the twelve-month period nine of ten sectors within the S&P 500 Index posted positive returns, led by Energy (+20%) and Utilities (+15%), while Financials (-6%) was the only sector to produce negative absolute (i.e. total return) returns.

The Fund’s underperformance relative to the S&P 500 Index was largely due to negative stock selection within Consumer Discretionary, Materials, and Industrials. This was partially offset by stronger selection in Information Technology. Overall sector allocation, a residual of bottom-up stock selection (i.e. stock by stock fundamental research), was modestly positive driven in part by our overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Energy.

The Fund’s top detractors from relative returns (i.e. performance of the Fund as measured against the benchmark) were Apple (Information Technology), Ultra Petroleum (Energy), and UBS (Financials). Apple, a designer, manufacturer, and retailer, saw its shares rise significantly as sales of iPhones and iPads remained strong despite some economic weakness. Not owning the security during the period detracted from performance. Ultra Petroleum is a leading independent energy company actively engaged in the exploration and production of oil and natural gas. The stock underperformed after the company raised capital expenditure spending guidance with no offsetting increase in 2011 production guidance. The company is one of the highest growth and lowest cost exploration and production stocks and we expect a ramp up in production volumes based on the firm’s aggressive increase in Marcellus drilling. UBS is a Switzerland-based diversified financial services company providing wealth management, asset management, and investment banking services. Poor trading results combined with a $2.3 billion loss from a rogue trader weighed on the stock. We trimmed our holdings of the stock as a potential turnaround is now delayed. Top detractors from an absolute perspective also included Bank of America.

The Fund’s top contributors to benchmark-relative performance during the period were Chevron (Energy), Citigroup (Financials), and Accenture (Information Technology). Chevron, a leading integrated energy company, is well-positioned relative to peers given its leverage to oil, small refining and marketing footprint, and the depth and quality of its upstream production portfolio. The company has made prudent acreage acquisitions, as well as completing downstream disposals and restructuring initiatives. Citigroup, a global financial services company, saw continued weakness in securities/banking and domestic consumer banking. Not owning the stock contributed positively to results. Global management consulting, technology services, and outsourcing company Accenture reported better-than-expected fiscal third quarter results. The stock rose as the increase in bookings and lack of delays or cancellations of projects during the quarter signaled that demand was strong and could translate into strong earnings growth in coming quarters. Top contributors from an absolute perspective also included IBM (Information Technology) and Exxon Mobil (Energy).

3

The Hartford Dividend and Growth Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
Although we believe the stock market performed well over the twelve month period, overhangs such as the European sovereign debt crisis and U.S. budget deficit issues have raised concerns about the economy falling into a double dip recession. These fears are exacerbated by concerns surrounding the overall health of the banking system. While we do not anticipate a double dip recession will occur, we have lowered our forecasts to reflect the likely slowdown in the global economy.

Within the Fund, we added to Media stocks in the Consumer Discretionary sector (Walt Disney, Omnicom, Comcast). We expect these Media companies to see an advertising-based recovery in the 2012 election year. We also added to stocks in the Health Care and Financials sectors during the quarter. We reduced our position in Consumer Staples to reflect the high valuation relative to the market. We eliminated both Nestle and Colgate-Palmolive during the third quarter.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	5.5
Capital Goods (Industrials)	7.4
Commercial & Professional Services (Industrials)	1.0
Diversified Financials (Financials)	5.4
Energy (Energy)	14.0
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	4.7
Health Care Equipment & Services (Health Care)	3.1
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	5.3
Materials (Materials)	2.5
Media (Consumer Discretionary)	4.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.9
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	7.8
Technology Hardware & Equipment (Information Technology)	2.6
Telecommunication Services (Services)	4.0
Transportation (Industrials)	2.3
Utilities (Utilities)	5.1
Short-Term Investments	2.8
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Automobiles & Components - 1.8%
3,140	Ford Motor Co. w/ Rights ●	$36,672
615	Honda Motor Co., Ltd. ADR	18,382
1,601	Johnson Controls, Inc.	52,711
		107,765
	Banks - 5.5%
1,567	PNC Financial Services Group, Inc.	84,169
1,986	US Bancorp	50,814
7,468	Wells Fargo & Co.	193,500
		328,483
	Capital Goods - 7.4%
1,362	Cooper Industries plc Class A	71,472
824	Deere & Co.	62,504
735	General Dynamics Corp.	47,154
4,279	General Electric Co.	71,495
1,089	Honeywell International, Inc.	57,074
260	Illinois Tool Works, Inc.	12,634
639	Northrop Grumman Corp.	36,925
854	Raytheon Co.	37,734
469	Siemens AG ADR	49,231
		446,223
	Commercial & Professional Services - 1.0%
1,770	Waste Management, Inc.	58,270

	Diversified Financials - 5.4%
283	Ameriprise Financial, Inc.	13,201
5,892	Bank of America Corp.	40,240
305	BlackRock, Inc.	48,063
465	Goldman Sachs Group, Inc.	50,897
3,956	JP Morgan Chase & Co.	137,493
220	State Street Corp.	8,899
1,921	UBS AG ADR ●	24,244
		323,037
	Energy - 14.0%
1,277	Anadarko Petroleum Corp.	100,276
1,018	Baker Hughes, Inc.	59,022
459	Cenovus Energy, Inc.	15,708
789	Chesapeake Energy Corp.	22,178
2,080	Chevron Corp.	218,515
2,204	EnCana Corp. ADR	47,816
2,756	Exxon Mobil Corp.	215,215
684	Occidental Petroleum Corp.	63,562
1,060	Total S.A. ADR	55,412
1,466	Ultra Petroleum Corp. ●	46,707
		844,411
	Food & Staples Retailing - 0.9%
1,521	CVS Caremark Corp.	55,209

	Food, Beverage & Tobacco - 4.7%
601	Anheuser-Busch InBev N.V.	33,337
1,642	PepsiCo, Inc.	103,351
1,281	Philip Morris International, Inc.	89,488
1,586	Unilever N.V. NY Shares ADR	54,768
		280,944
	Health Care Equipment & Services - 3.1%
1,546	Cardinal Health, Inc.	68,424
2,445	Medtronic, Inc.	84,943
673	UnitedHealth Group, Inc.	32,273
		185,640
	Household & Personal Products - 1.6%
1,523	Procter & Gamble Co.	97,484

	Insurance - 5.3%
1,108	ACE Ltd.	79,953
813	Chubb Corp.	54,525
390	Marsh & McLennan Cos., Inc.	11,939
2,267	MetLife, Inc.	79,711
1,451	Principal Financial Group, Inc.	37,410
1,075	Prudential Financial, Inc.	58,243
		321,781
	Materials - 2.5%
1,162	Barrick Gold Corp.	57,524
2,730	Dow Chemical Co.	76,110
978	Owens-Illinois, Inc. ●	19,642
		153,276
	Media - 4.2%
4,764	Comcast Corp. Class A	111,722
620	Omnicom Group, Inc.	27,569
1,551	Time Warner, Inc.	54,253
1,793	Walt Disney Co.	62,550
		256,094
	Pharmaceuticals, Biotechnology & Life Sciences - 11.9%
397	Amgen, Inc.	22,725
1,495	AstraZeneca plc ADR	71,606
1,381	Bristol-Myers Squibb Co.	43,629
3,136	Eli Lilly & Co.	116,523
710	Hospira, Inc. ●	22,336
1,854	Johnson & Johnson	119,347
3,708	Merck & Co., Inc.	127,912
7,881	Pfizer, Inc.	151,787
922	Teva Pharmaceutical Industries Ltd. ADR	37,648
		713,513
	Retailing - 3.1%
2,495	Buck Holdings L.P. ⌂●†	6,363
609	J.C. Penney Co., Inc.	19,534
3,115	Lowe's Co., Inc.	65,479
1,983	Staples, Inc.	29,666
1,170	Target Corp.	64,063
		185,105
	Semiconductors & Semiconductor Equipment - 3.0%
556	Analog Devices, Inc.	20,334
3,204	Intel Corp.	78,633
1,433	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	18,082
1,996	Texas Instruments, Inc.	61,340
		178,389
	Software & Services - 7.8%
765	Accenture plc	46,115
1,216	Automatic Data Processing, Inc.	63,644
1,863	eBay, Inc. ●	59,287
837	IBM Corp.	154,535
5,510	Microsoft Corp.	146,729
		470,310
	Technology Hardware & Equipment - 2.6%
1,151	Avnet, Inc. ●	34,881
3,864	Cisco Systems, Inc.	71,591
999	Qualcomm, Inc.	51,522
		157,994

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	Telecommunication Services - 4.0%
8,178	AT&T, Inc.	$239,694

	Transportation - 2.3%
669	FedEx Corp.	54,703
1,166	United Parcel Service, Inc. Class B	81,928
		136,631
	Utilities - 5.1%
1,432	Dominion Resources, Inc.	73,851
1,277	Exelon Corp.	56,681
1,192	NextEra Energy, Inc.	67,229
1,585	PG&E Corp.	67,992
1,676	Xcel Energy, Inc.	43,325
		309,078
	Total common stocks
	(cost $5,309,195)	$5,849,331

	Total long-term investments (cost $5,309,195)	$5,849,331

SHORT-TERM INVESTMENTS - 2.8%
Repurchase Agreements - 2.8%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $10,084, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $10,285)
$10,084	0.11%, 10/31/2011	$10,084

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $96,299, collateralized by
FNMA 5.50%, 2041, GNMA 4.00%, 2040,
U.S. Treasury Bond 8.13%, 2021, U.S.
Treasury Note 2.50% - 3.63%, 2015 -
2020, value of $98,224)

96,298	0.11%, 10/31/2011	96,298
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $13,613, collateralized by GNMA 4.00% - 5.00%, 2040, value of $13,885)
13,613	0.11%, 10/31/2011	13,613
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1, collateralized by U.S. Treasury Note 1.88%, 2014, value of $1)
1	0.11%, 10/31/2011	1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $46,889, collateralized by GNMA 3.50% - 4.50%, 2041, value of $47,827)
$46,889	0.11%, 10/31/2011		$46,889
			166,885
	Total short-term investments
	(cost $166,885)		$166,885

	Total investments
	(cost $5,476,080) ▲	100.0%	$6,016,216
	Other assets and liabilities	–%	177
	Total net assets	100.0%	$6,016,393

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 8.0% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $5,512,758 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$762,667
Unrealized Depreciation	(259,209)
Net Unrealized Appreciation	$503,458

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $6,363, which represents 0.1% of total net assets.

●	Non-income producing.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$1,699

At October 31, 2011, the aggregate value of these securities was $6,363, which represents 0.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$5,849,331	$5,842,968	$–	$6,363
Short-Term Investments	166,885	–	166,885	–
Total	$6,016,216	$5,842,968	$166,885	$6,363

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Common Stocks	$5,751	$1,037	$1,050	*	$—	$—	$(1,475)	$—	$—	$6,363
Total	$5,751	$1,037	$1,050		$—	$—	$(1,475)	$—	$—	$6,363

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $1,050.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,476,080)	$6,016,216
Cash	2
Receivables:
Investment securities sold	23,675
Fund shares sold	6,620
Dividends and interest	8,414
Other assets	215
Total assets	6,055,142
Liabilities:
Payables:
Investment securities purchased	26,001
Fund shares redeemed	10,780
Investment management fees	721
Administrative fees	6
Distribution fees	232
Accrued expenses	1,009
Total liabilities	38,749
Net assets	$6,016,393
Summary of Net Assets:
Capital stock and paid-in-capital	$5,694,170
Accumulated undistributed net investment income	10,577
Accumulated net realized loss on investments and foreign currency transactions	(228,490)
Unrealized appreciation of investments	540,136
Net assets	$6,016,393

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$18.61/$19.69
Shares outstanding	149,963
Net assets	$2,791,444
Class B: Net asset value per share	$18.32
Shares outstanding	7,482
Net assets	$137,071
Class C: Net asset value per share	$18.25
Shares outstanding	16,982
Net assets	$309,846
Class I: Net asset value per share	$18.56
Shares outstanding	76,977
Net assets	$1,428,333
Class R3: Net asset value per share	$18.76
Shares outstanding	3,074
Net assets	$57,684
Class R4: Net asset value per share	$18.84
Shares outstanding	4,222
Net assets	$79,535
Class R5: Net asset value per share	$18.88
Shares outstanding	5,366
Net assets	$101,281
Class Y: Net asset value per share	$18.88
Shares outstanding	58,845
Net assets	$1,111,199

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$154,446
Interest	195
Less: Foreign tax withheld	(2,274)
Total investment income	152,367

Expenses:
Investment management fees	37,568
Administrative services fees	295
Transfer agent fees	8,311
Distribution fees
Class A	7,410
Class B	1,665
Class C	3,276
Class R3	247
Class R4	194
Custodian fees	6
Accounting services fees	954
Registration and filing fees	380
Board of Directors' fees	127
Audit fees	40
Other expenses	940
Total expenses (before waivers and fees paid indirectly)	61,413
Expense waivers	(21)
Transfer agent fee waivers	(80)
Commission recapture	(82)
Total waivers and fees paid indirectly	(183)
Total expenses, net	61,230
Net Investment Income	91,137
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	288,352
Net realized gain on foreign currency contracts	47
Net realized loss on other foreign currency transactions	(52)
Net Realized Gain on Investments and Foreign Currency Transactions	288,347
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(80,550)
Net Changes in Unrealized Depreciation of Investments	(80,550)
Net Gain on Investments and Foreign Currency Transactions	207,797
Net Increase in Net Assets Resulting from Operations	$298,934

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$91,137	$77,105
Net realized gain on investments and foreign currency transactions	288,347	200,136
Net unrealized appreciation (depreciation) of investments	(80,550)	361,510
Net Increase In Net Assets Resulting From Operations	298,934	638,751
Distributions to Shareholders:
From net investment income
Class A	(39,884)	(39,914)
Class B	(725)	(1,150)
Class C	(2,088)	(2,232)
Class I	(22,078)	(15,450)
Class R3	(555)	(205)
Class R4	(1,069)	(629)
Class R5	(1,360)	(61)
Class Y	(19,263)	(16,748)
Total distributions	(87,022)	(76,389)
Capital Share Transactions:
Class A	(171,276)	(90,356)
Class B	(53,899)	(78,559)
Class C	(16,870)	(4,891)
Class I	261,047	372,625
Class R3	23,187	26,982
Class R4	19,940	33,638
Class R5	33,945	62,737
Class Y	56,218	178,403
Net increase from capital share transactions	152,292	500,579
Proceeds from regulatory settlements	—	2
Net Increase In Net Assets	364,204	1,062,943
Net Assets:
Beginning of period	5,652,189	4,589,246
End of period	$6,016,393	$5,652,189
Accumulated undistributed (distribution in excess of) net investment income (loss)	$10,577	$6,553

The accompanying notes are an integral part of these financial statements.

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or

12

independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

14

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$47	$—	$—	$—	$—	$47
Total	$—	$47	$—	$—	$—	$—	$47

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related

16

investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$87,022	$76,389

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$10,577
Accumulated Capital Losses *	(191,812)
Unrealized Appreciation †	503,458
Total Accumulated Earnings	$322,223

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(91)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	91

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$70,968
2016	19,011
2017	101,833
Total	$191,812

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. As of October 31, 2011, the Fund utilized $288,644 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were decreased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.08%
Class B Shares	1.96
Class C Shares	1.83
Class I Shares	0.80
Class R3 Shares	1.35
Class R4 Shares	1.05
Class R5 Shares	0.75
Class Y Shares	0.66

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $9,319 and contingent deferred sales charges of $237 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $131.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse

20

any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65

8.	Affiliate Holdings:

As of October 31, 2011, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 32,247 Class Y shares of the Fund.

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,867,355
Sales Proceeds Excluding U.S. Government Obligations	1,758,836

21

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	22,026	2,071	(33,146)	—	(9,049)	28,752	2,273	(36,459)	—	(5,434)
Amount	$421,852	$38,913	$(632,041)	$—	$(171,276)	$494,869	$38,965	$(624,190)	$—	$(90,356)
Class B
Shares	396	38	(3,301)	—	(2,867)	338	66	(5,030)	—	(4,626)
Amount	$7,406	$694	$(61,999)	$—	$(53,899)	$5,729	$1,116	$(85,404)	$—	$(78,559)
Class C
Shares	2,878	105	(3,907)	—	(924)	3,126	121	(3,564)	—	(317)
Amount	$53,819	$1,924	$(72,613)	$—	$(16,870)	$52,810	$2,034	$(59,735)	$—	$(4,891)
Class I
Shares	23,792	1,139	(11,128)	—	13,803	28,835	878	(7,759)	—	21,954
Amount	$450,650	$21,290	$(210,893)	$—	$261,047	$490,756	$14,999	$(133,130)	$—	$372,625
Class R3
Shares	1,699	28	(530)	—	1,197	1,712	10	(165)	—	1,557
Amount	$32,899	$514	$(10,226)	$—	$23,187	$29,661	$182	$(2,861)	$—	$26,982
Class R4
Shares	2,702	37	(1,697)	—	1,042	2,359	23	(396)	—	1,986
Amount	$52,256	$711	$(33,027)	$—	$19,940	$40,137	$393	$(6,892)	$—	$33,638
Class R5
Shares	5,619	69	(3,919)	—	1,769	3,542	3	(68)	—	3,477
Amount	$102,262	$1,302	$(69,619)	$—	$33,945	$63,889	$59	$(1,211)	$—	$62,737
Class Y
Shares	12,922	896	(10,977)	—	2,841	18,507	918	(9,325)	—	10,100
Amount	$250,848	$17,071	$(211,701)	$—	$56,218	$324,215	$15,933	$(161,745)	$—	$178,403
Total
Shares	72,034	4,383	(68,605)	—	7,812	87,171	4,292	(62,766)	—	28,697
Amount	$1,371,992	$82,419	$(1,302,119)	$—	$152,292	$1,502,066	$73,681	$(1,075,168)	$—	$500,579

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	805	$15,391
For the Year Ended October 31, 2010	1,667	$28,961

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $2, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

22

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$17.93	$0.27	$–	$0.67	$0.94	$(0.26)	$–	$–	$(0.26)	$0.68	$18.61
B	17.64	0.10	–	0.66	0.76	(0.08)	–	–	(0.08)	0.68	18.32
C	17.58	0.13	–	0.66	0.79	(0.12)	–	–	(0.12)	0.67	18.25
I	17.87	0.32	–	0.68	1.00	(0.31)	–	–	(0.31)	0.69	18.56
R3	18.08	0.22	–	0.67	0.89	(0.21)	–	–	(0.21)	0.68	18.76
R4	18.14	0.28	–	0.69	0.97	(0.27)	–	–	(0.27)	0.70	18.84
R5	18.18	0.34	–	0.68	1.02	(0.32)	–	–	(0.32)	0.70	18.88
Y	18.18	0.36	–	0.68	1.04	(0.34)	–	–	(0.34)	0.70	18.88

For the Year Ended October 31, 2010
A	16.03	0.25	–	1.90	2.15	(0.25)	–	–	(0.25)	1.90	17.93
B	15.76	0.11	–	1.86	1.97	(0.09)	–	–	(0.09)	1.88	17.64
C	15.72	0.12	–	1.86	1.98	(0.12)	–	–	(0.12)	1.86	17.58
I	15.98	0.29	–	1.90	2.19	(0.30)	–	–	(0.30)	1.89	17.87
R3	16.18	0.19	–	1.93	2.12	(0.22)	–	–	(0.22)	1.90	18.08
R4	16.22	0.25	–	1.93	2.18	(0.26)	–	–	(0.26)	1.92	18.14
R5	16.24	0.29	–	1.96	2.25	(0.31)	–	–	(0.31)	1.94	18.18
Y	16.25	0.32	–	1.93	2.25	(0.32)	–	–	(0.32)	1.93	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	–	1.47	1.73	(0.26)	–	–	(0.26)	1.47	16.03
B	14.32	0.14	–	1.44	1.58	(0.14)	–	–	(0.14)	1.44	15.76
C	14.28	0.15	–	1.45	1.60	(0.16)	–	–	(0.16)	1.44	15.72
I	14.52	0.33	–	1.44	1.77	(0.31)	–	–	(0.31)	1.46	15.98
R3	14.71	0.25	–	1.46	1.71	(0.24)	–	–	(0.24)	1.47	16.18
R4	14.73	0.28	–	1.48	1.76	(0.27)	–	–	(0.27)	1.49	16.22
R5	14.75	0.33	–	1.47	1.80	(0.31)	–	–	(0.31)	1.49	16.24
Y	14.75	0.35	–	1.48	1.83	(0.33)	–	–	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	–	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	(8.56)	14.56
B	22.76	0.14	–	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	(8.44)	14.32
C	22.72	0.17	–	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	(8.44)	14.28
I	23.07	0.34	–	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	(8.55)	14.52
R3	23.37	0.23	–	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	(8.66)	14.71
R4	23.39	0.32	–	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	(8.66)	14.73
R5	23.41	0.35	–	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	(8.66)	14.75
Y	23.41	0.37	–	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	–	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	–	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	–	(1.46)	1.59	22.72
I	21.46	0.36	–	2.98	3.34	(0.39)	(1.34)	–	(1.73)	1.61	23.07
R3(H)	21.14	0.15	–	2.25	2.40	(0.17)	–	–	(0.17)	2.23	23.37
R4(H)	21.14	0.21	–	2.26	2.47	(0.22)	–	–	(0.22)	2.25	23.39
R5(H)	21.14	0.26	–	2.26	2.52	(0.25)	–	–	(0.25)	2.27	23.41
Y	21.72	0.37	–	3.02	3.39	(0.36)	(1.34)	–	(1.70)	1.69	23.41

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at theend of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The HartfordStock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(G)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(H)	Commenced operations on December 22, 2006.
(I)	Not annualized.
(J)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

5.22%		$2,791,444	1.08%		1.08%		1.08%		1.42%		30%
4.32		137,071	2.01		1.96		1.96		0.55		–
4.49		309,846	1.83		1.83		1.83		0.68		–
5.60		1,428,333	0.80		0.80		0.80		1.69		–
4.94		57,684	1.37		1.35		1.35		1.14		–
5.32		79,535	1.06		1.05		1.05		1.43		–
5.62		101,281	0.76		0.75		0.75		1.75		–
5.71		1,111,199	0.66		0.66		0.66		1.84		–

13.46		2,850,636	1.11		1.11		1.11		1.46		33
12.54		182,506	2.02		1.97		1.97		0.63		–
12.65		314,729	1.85		1.85		1.85		0.71		–
13.78		1,129,059	0.82		0.82		0.82		1.71		–
13.15		33,933	1.39		1.38		1.38		1.06		–
13.51		57,684	1.07		1.06		1.06		1.46		–
13.93		65,379	0.78		0.78		0.78		0.81		–
13.96		1,018,263	0.67		0.67		0.67		1.88		–

12.17		2,635,571	1.17		1.17		1.17		1.88		33	(F)
11.22		236,026	2.14		1.99		1.99		1.10		–
11.37		286,465	1.92		1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		0.69		2.01		–

16.20	(G)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(G)	395,552	1.95		1.95		1.95		0.50		–
15.42	(G)	365,443	1.82		1.82		1.82		0.62		–
16.67	(G)	1,899	0.77		0.77		0.77		1.50		–
11.38	(I)	177	1.40	(J)	1.40	(J)	1.40	(J)	0.63	(J)	–
11.70	(I)	1,994	1.09	(J)	1.09	(J)	1.09	(J)	0.72	(J)	–
11.99	(I)	193	0.82	(J)	0.82	(J)	0.82	(J)	0.98	(J)	–
16.68	(G)	255,138	0.69		0.69		0.69		1.72		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

30

The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$908.30	$5.21	$1,000.00	$1,019.75	$5.51	1.08%	184	365
Class B	$1,000.00	$904.20	$9.40	$1,000.00	$1,015.33	$9.95	1.96	184	365
Class C	$1,000.00	$905.40	$8.78	$1,000.00	$1,015.99	$9.29	1.83	184	365
Class I	$1,000.00	$909.90	$3.87	$1,000.00	$1,021.16	$4.09	0.80	184	365
Class R3	$1,000.00	$906.90	$6.49	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$908.60	$5.05	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class R5	$1,000.00	$910.20	$3.61	$1,000.00	$1,021.42	$3.82	0.75	184	365
Class Y	$1,000.00	$910.20	$3.17	$1,000.00	$1,021.89	$3.35	0.66	184	365

31

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Dividend and Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds, when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund had underperformed during the short term and would continue to be monitored by HIFSCO, the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-DG11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Emerging Markets Local Debt Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Emerging Markets Local Debt Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation and income.

Performance Overview 5/31/11 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/11)

Since Inception
Emerging Markets Local Debt A#	-6.37%
Emerging Markets Local Debt A##	-10.58%
Emerging Markets Local Debt C#	-6.74%
Emerging Markets Local Debt C##	-7.66%
Emerging Markets Local Debt I#	-6.27%
Emerging Markets Local Debt R3#	-6.60%
Emerging Markets Local Debt R4#	-6.49%
Emerging Markets Local Debt R5#	-6.38%
Emerging Markets Local Debt Y#	-6.36%
JP Morgan GBI Emerging Markets Global Diversified Index	-3.01%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Ricardo Adrogué, PhD	James W. Valone, CFA	Tieu-Bich Nguyen, CFA
Vice President	Senior Vice President and Co-Director of Fixed Income	Senior Vice President and Fixed Income Credit Analyst

How did the Fund perform?
The Class A shares of The Hartford Emerging Markets Local Debt Fund returned -6.37%, before sales charges, for the period from inception (May 31, 2011) to October 31, 2011, underperforming its benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned -3.01% for the same period. The Fund also underperformed the -1.44% return of the average fund in the Lipper Emerging Markets Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where "emerging market" is defined by a country's GNP per capita or other economic measures.

Why did the Fund perform this way? (All returns in U.S.$ terms)
The JP Morgan GBI Emerging Markets Global Diversified Index produced a -3.01% return for the period. All of that weakness came in September as both currencies and interest rates sold off, though currency weakness vs. the U.S. dollar accounted for the bulk of the negative returns. Retail fund outflows, as well as risk reduction on the part of core emerging market (EM) debt managers as they moved closer to benchmark exposures, further fueled the decline in local debt and currency valuations. Local market debt rebounded strongly in October, although this was not enough to offset the losses from September. Even with this backdrop, local markets in Asia still managed to produce positive returns for the period (3.72%), driven in large part by a strong rally earlier in the period in Indonesia (8.82%). Elsewhere, Middle East/Africa (-8.55%) and European (-8.46%) markets lagged considerably. Peru held up well (+13.96%), while Hungary (-14.16%), Poland (-8.56%), and Turkey (-6.82%) struggled as the European sovereign crisis wore on. Mexico (-6.43%) also fell as U.S. growth indicators cooled.

Emerging market corporate debt finished the period with a return of -0.55% as measured by the JP Morgan CEMBI Broad Diversified Index. As with the emerging market local sovereign debt market, most of the weakness occurred in September.

During the period, currency positioning contributed positively to relative performance, but was outweighed by negative contribution from interest rate strategies. The decision to have a significant allocation to corporate bonds away from local sovereign bonds also hurt performance as corporate bonds, when translated from USD into local emerging market currencies, significantly underperformed the local bond component of the JP Morgan GBI Emerging Markets Global Diversified Index, particularly in the third quarter. Our security selection of the corporate bonds in the Fund versus the market (JP Morgan CEMBI Broad Diversified Index) was marginally positive for the period, although this was outweighed by the negative contribution from country allocation. Our currency positioning is normally obtained by utilizing the bond and derivatives markets (deliverable and non-deliverable foreign exchange forward contracts). Our credit and country (duration and interest rate) positioning is primarily implemented through both bond positions and interest rate, total return, and credit default swap contracts.

In Brazil, an overweight (i.e. the Fund’s sector position was greater than the benchmark position) duration position focused on local corporates and quasi-sovereign issues proved unfavorable. Select positions in longer dated corporate debt and underweights (i.e. the Fund’s sector position was less than the benchmark position) to short-dated sovereign debt weighed on the Fund’s performance. Our underweight currency positioning in the Brazilian real also detracted from relative performance during the period. We remain defensive on the Brazilian currency given its vulnerabilities to a weak global environment.

Our underweight duration position in Indonesia which was based on inflation concerns in the country, significantly detracted from relative returns during the period. This positioning would have been helpful for returns particularly during September where we witnessed selling pressures pushing yields higher in many emerging markets, but aggressive bond and currency buying from the Indonesian central bank during the period kept domestic markets relatively stable during the month.

In contrast, an underweight currency positioning in Turkey and Hungary were additive to relative results. A high current account deficit and an accommodating central bank helped to cool demand for the Turkish lira. The Hungarian forint weakened during the period on the back of the country’s vulnerabilities to problems in Western Europe.

3

The Hartford Emerging Markets Local Debt Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
We believe the same tensions that have been present in the market all year, namely favorable economic fundamentals in emerging markets against a fragile global backdrop, remain firmly in place. The ongoing European sovereign crisis and weaker global growth trends continue to drive market volatility, and we expect that to persist over the near term until we see more concrete action on the part of European and U.S. policymakers to address the long term structural issues that they face. In Europe, we are looking for signs of a move toward fiscal union and/or greater engagement from the European Central Bank (ECB), while in the U.S. we are watching for a more unified approach to addressing fiscal concerns. We do not expect a smooth path in either case. Despite those challenges, we continue to believe that the macroeconomic trends in emerging markets are quite positive. Growth, reserves, fiscal balances, and debt burdens are all still at relatively healthy levels and we find those fundamental trends particularly attractive in light of the favorable valuations that many emerging market countries and sectors offer. Still, our risk stance reflects our attempt to balance emerging market strength versus developed market weakness and we are unwilling to be aggressive risk takers. At the end of the period, we were focusing the core of the Fund on those countries that are best positioned to weather a period of slow global growth, and tactically take positions in countries and instruments where market volatility pushes valuations to a level that does not reflect the underlying fundamental strength (i.e. undervalued) of the issuer. In emerging market corporate debt, we were focusing our attention on those issuers that have experienced spread widening over the period but are in a strong position to weather a prolonged period of weak global growth.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	2.0%
Aa / AA	0.9
A	20.6
Baa / BBB	37.0
Ba / BB	5.7
B	2.8
Caa / CCC or Lower	0.2
Unrated	12.7
Non Debt Securities and Other Short-Term Instruments	8.1
Other Assets & Liabilities	10.0
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Argentina	0.2%
Belgium	0.7
Bermuda	0.2
Brazil	8.6
British Virgin Islands	1.7
Canada	0.7
Cayman Islands	0.7
Chile	1.9
China	0.8
Colombia	4.2
Hong Kong	0.9
Hungary	4.1
India	0.2
Ireland	0.5
Israel	2.8
Ivory Coast	1.4
Kazakhstan	0.4
Kuwait	0.2
Luxembourg	2.7
Malaysia	5.4
Mexico	5.0
Netherlands	1.2
Nigeria	0.4
Panama	0.1
Peru	4.7
Philippines	0.3
Poland	7.5
Qatar	1.3
Russia	1.0
Singapore	1.5
South Africa	5.0
South Korea	0.7
Thailand	6.3
Turkey	6.0
United Arab Emirates	0.8
United Kingdom	1.1
Uruguay	0.5
United States	0.2
Short-Term Investments	8.1
Other Assets and Liabilities	10.0
Total	100.0%

4

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Agriculture, Forestry, Fishing and Hunting	0.3%
Air Transportation	0.3
Arts, Entertainment and Recreation	0.4
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	0.4
Construction	0.7
Fabricated Metal Product Manufacturing	0.4
Finance and Insurance	11.2
Food Manufacturing	0.5
Health Care and Social Assistance	0.3
Information	3.0
Mining	2.2
Miscellaneous Manufacturing	0.5
Nonmetallic Mineral Product Manufacturing	0.1
Other Services	0.3
Petroleum and Coal Products Manufacturing	3.6
Pipeline Transportation	0.8
Retail Trade	0.2
Transportation Equipment Manufacturing	0.3
Truck Transportation	0.3
Utilities	5.0
Water Transportation	0.6
Wholesale Trade	0.2
Total	32.3%
Foreign Government Obligations	49.6
Short-Term Investments	8.1
Other Assets and Liabilities	10.0
Total	100.0%

5

The Hartford Emerging Market Local Debt Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.3%
		Argentina - 0.2%
		Aeropuertos Argentina 2000 S.A
	$122	10.75%, 12/01/2020 §	$125

		Belgium - 0.7%
		Anheuser-Busch InBev N.V
BRL	600	9.75%, 11/17/2015 ‡	369

		Bermuda - 0.2%
		Digicel Group Ltd.
	100	8.88%, 01/15/2015 §	101

		Brazil - 4.3%
		Banco do Brasil
	100	8.50%, 10/20/2020 §♠	117
		BFF International Ltd.
	125	7.25%, 01/28/2020 §	136
		Brasil Telecom S.A
BRL	790	9.75%, 09/15/2016 ■	451
		Centrais Eletricas Brasileiras S.A
	200	5.75%, 10/27/2021 ■	207
		Globo Comunicacao e Participacoes S.A
	125	6.25%, 07/20/2015 §♠	130
		Hypermarcas
	150	6.50%, 04/20/2021 §	145
		Itau Unibanco Holding S.A
	200	6.20%, 12/21/2021 ■	204
		Petrobras International Finance Co.
	100	7.88%, 03/15/2019	120
		RBS-Zero Hora Editora Journalistica
BRL	575	11.25%, 06/15/2017 §	306
		Telemar Norte Leste S.A
	100	5.50%, 10/23/2020 §	101
		Vale Overseas Ltd.
	120	4.63%, 09/15/2020	121
		Votorantim Overseas IV
	125	7.75%, 06/24/2020 §	137
			2,175
		British Virgin Islands - 1.7%
		CLP Power Hong Kong Ltd.
	100	4.75%, 03/19/2020 §	105
		Fita International Ltd.
	125	7.00%, 02/10/2020	127
		Hong Kong Electric Finance Ltd.
	225	4.25%, 12/14/2020 §	227
		Mega Advance Investments
	200	5.00%, 05/12/2021 §	205
		QGOG Atlantic/Alaskan Rigs
	200	5.25%, 07/30/2018 ■	201
			865
		Canada - 0.7%
		Pacific Rubiales Energy Corp.
	125	8.75%, 11/10/2016 §	139
		PTTEP Canada International Finance Ltd.
	200	5.69%, 04/05/2021 §	205
			344
		Cayman Islands - 0.7%
		IPIC GMTN Ltd.
	250	5.00%, 11/15/2020 §	250
		UOB Cayman Ltd.
	100	5.80%, 03/15/2016 §	100
			350
		Chile - 1.4%
		AES Gener S.A
	105	5.25%, 08/15/2021 ■	106
	110	5.25%, 08/15/2021 §	112
		Automotores Gildemeister
	100	8.25%, 05/24/2021 ■	102
		Celulosa Arauco Constitucion
	120	7.25%, 07/29/2019 ╦	143
		E.CL S.A
	200	5.63%, 01/15/2021 §	210
			673
		China - 0.8%
		ENN Energy Holdings Ltd.
	200	6.00%, 05/13/2021 §	212
		MCC Holding Corp., Ltd.
	200	4.88%, 07/29/2016 §	202
			414
		Colombia - 2.1%
		Bancolombia S.A
	125	6.13%, 07/26/2020	128
		Ecopetrol S.A
	105	7.63%, 07/23/2019	125
		Emgesa S.A
COP	803,000	8.75%, 01/25/2021 §	455
		Empresas Public Medellin
COP	356,000	8.38%, 02/01/2021 §	197
		TGI International Ltd.
	125	9.50%, 10/03/2017 §	136
			1,041
		Hong Kong - 0.9%
		Bank of China Hong Kong
	100	5.55%, 02/11/2020 §	102
		Hutchison Whampoa International Ltd.
	120	5.75%, 09/11/2019 §	134
	125	6.00%, 10/28/2015 §	126
		Zijin International Finance Co.
	100	4.25%, 06/30/2016 §	99
			461
		India - 0.2%
		NTPC Ltd.
	110	5.88%, 03/02/2016	118

		Ireland - 0.5%
		Trans Capital Investments
	190	8.70%, 08/07/2018 §	232

		Israel - 0.5%
		Israel Electric Corp., Ltd.
	200	9.38%, 01/28/2020 §	245

		Kazakhstan - 0.4%
		Kazatomprom Natsionalnaya
	175	6.25%, 05/20/2015 §	181

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.3% - (continued)
		Kuwait - 0.2%
		Kuwait Projects Co.
	$100	8.88%, 10/17/2016 §	$108

		Luxembourg - 2.7%
		ALROSA Finance S.A
	200	7.75%, 11/03/2020 §	207
		European Investment Bank
ZAR	475	8.76%, 12/31/2018 ○	33
		Gaz Capital S.A
	120	9.25%, 04/23/2019 §	149
		RSHB Capital S.A
	275	6.30%, 05/15/2017 §	288
		SB Capital (Sberbank)
	200	5.72%, 06/16/2021 §	196
		VTB Bank OJSC Via VTB Capital S.A
	175	6.55%, 10/13/2020 §	172
		VTB Capital S.A
	100	6.47%, 03/04/2015 §	104
		Yasar Holdings S.A. Via Willow No 2
	200	9.63%, 10/07/2015 §	199
			1,348
		Malaysia - 1.3%
		Axiata SPV1 (Labuan) Ltd.
	100	5.38%, 04/28/2020 ‡	104
		Bank Negara Malaysia Monetary Notes
MYR	1,080	2.85%, 02/21/2012 ○	349
		Petronas Capital Ltd.
	110	5.25%, 08/12/2019 §	124
		Public Bank Bhd
	120	6.84%, 08/22/2036	122
			699
		Mexico - 1.3%
		America Movil S.A. de C.V
	110	6.13%, 03/30/2040 ‡	130
		Axtel SAB de CV
	45	9.00%, 09/22/2019 §	39
		Controladora Mabe S.A. de C.V
	100	7.88%, 10/28/2019 §	100
		Empresas ICA SAB de CV
	90	8.90%, 02/04/2021 §	83
		Satmex Escrow
	80	9.50%, 05/15/2017 §	82
		Sigma Alimentos S.A
	150	5.63%, 04/14/2018 §	153
			587
		Netherlands - 1.2%
		GTB Finance B.V
	200	7.50%, 05/19/2016 §	200
		Indo Energy Finance
	200	7.00%, 05/07/2018 §	202
		VimpelCom Holdings B.V
	200	7.50%, 03/01/2022 §	187
			589
		Panama - 0.1%
		AES Panama S.A
	60	6.35%, 12/21/2016 §	65

		Peru - 0.3%
		Banco de Credito del Peru/Panama
	$140	6.88%, 09/16/2026 ■	141

		Philippines - 0.3%
		SM Investments Corp.
	130	5.50%, 10/13/2017	129

		Qatar - 1.3%
		Nakilat, Inc.
	123	6.27%, 12/31/2033 §	133
		Qtel International Finance
	200	4.75%, 02/16/2021 §	203
		Ras Laffan Liquefied Natural Gas Co., Ltd.
	250	5.84%, 09/30/2027 §	272
			608
		Russia - 0.3%
		Russian Agricultural Bank OJSC
RUB	6,000	8.70%, 03/17/2016 §	197

		Singapore - 1.5%
		Berau Capital Resources Pte Ltd.
	160	12.50%, 07/08/2015 §	176
		Bumi Investment Pte Ltd.
	170	10.75%, 10/06/2017 §	176
		DBS Bank Ltd.
	120	5.00%, 11/15/2019 §	126
		Olam International Ltd.
	130	7.50%, 08/12/2020	125
		Oversea-Chinese Banking Corp., Ltd.
	100	3.75%, 11/15/2022	96
			699
		South Africa - 0.4%
		Consol Glass Ltd.
EUR	50	7.63%, 04/15/2014 §	69
		Eskom Holdings Ltd.
ZAR	200	10.20%, 12/31/2018 ○	12
		Transnet Ltd.
ZAR	1,000	10.00%, 03/30/2029	129
			210
		South Korea - 0.7%
		Korea Hydro and Nuclear Power Co.
	100	6.25%, 06/17/2014 §	109
		Shinhan Bank
	125	6.82%, 09/20/2036	125
		Woori Bank
	130	6.21%, 05/02/2037 §	124
			358
		Thailand - 3.3%
		Bangkok Bank PCL/Hong Kong
	135	4.80%, 10/18/2020 §	132
		Bank of Thailand
THB	12,630	2.35%, 10/21/2012	407
THB	3,265	2.48%, 07/16/2012	106
THB	8,575	3.33%, 05/12/2014	279
THB	16,799	3.40%, 09/08/2014	548
THB	5,075	3.50%, 02/24/2015	166
			1,638

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 32.3% - (continued)
		United Arab Emirates - 0.8%
		DP World Ltd.
	$130	6.85%, 07/02/2037 §	$124
		Dubai Electricity & Water Authority
	175	7.38%, 10/21/2020 §	179
		Taqa Abu Dhabi National
	100	4.75%, 09/15/2014 §	105
			408
		United Kingdom - 1.1%
		CBQ Finance Ltd.
	125	7.50%, 11/18/2019 §	148
		European Bank for Reconstruction & Dev
ZAR	550	8.76%, 12/31/2020 ○	34
		Standard Bank plc
	100	8.13%, 12/02/2019	105
		Ukreximbank
	100	8.38%, 04/27/2015 §	94
		Vedanta Resources plc
	170	9.50%, 07/18/2018 §	163
			544
		United States - 0.2%
		MCE Finance Ltd.
	40	10.25%, 05/15/2018	42
		NII Capital Corp.
	75	8.88%, 12/15/2019	79
			121
		Total corporate bonds
		(cost $16,437)	$16,143

FOREIGN GOVERNMENT OBLIGATIONS - 49.6%
		Brazil - 4.3%
		Brazil (Republic of)
BRL	574	6.00%, 08/15/2014 ж	$344
BRL	2,523	10.00%, 01/01/2014 - 01/01/2021 ☼	1,391
		Brazil Notas do Tesouro Nacional Serie F
BRL	751	10.00%, 01/01/2015	422
			2,157
		Chile - 0.5%
		Chile (Republic of)
CLP	115,000	5.50%, 08/05/2020	247

		Colombia - 2.1%
		Colombia (Republic of)
COP	811,909	4.25%, 05/17/2017 ■	906
COP	225,078	10.00%, 07/24/2024 ■	145
			1,051
		Hungary - 4.1%
		Hungary (Republic of)
HUF	56,430	5.50%, 02/12/2016	238
HUF	121,120	6.00%, 10/24/2012 - 11/24/2023	499
HUF	72,780	6.50%, 06/24/2019	308
HUF	102,810	6.75%, 02/24/2017	451
HUF	80,470	7.00%, 06/24/2022	342
HUF	40,890	8.00%, 02/12/2015	189
			2,027

		Israel - 2.3%
		Israel (Government of)
ILS	645	4.25%, 08/31/2016	182
ILS	620	5.00%, 01/31/2020	178
ILS	1,195	5.50%, 01/31/2022	352
ILS	565	6.00%, 02/28/2019	173
ILS	865	6.25%, 10/30/2026	271
			1,156
		Ivory Coast - 1.4%
		Ivory Coast (Republic of)
	$1,295	0.00%, 12/31/2032 ●§	702

		Malaysia - 4.1%
		Malaysia Government
MYR	1,935	2.51%, 08/27/2012	630
MYR	1,800	3.74%, 02/27/2015	596
MYR	800	4.01%, 09/15/2017	268
MYR	705	4.16%, 07/15/2021	237
MYR	1,010	4.39%, 04/15/2026	344
			2,075
		Mexico - 3.7%
		Mexican Bonos De Desarrollo
MXN	1,560	7.50%, 06/03/2027	124
MXN	8,850	8.50%, 05/31/2029 - 11/18/2038	744
MXN	5,764	9.00%, 12/20/2012 Δ	454
MXN	3,470	10.00%, 11/20/2036	334
		Mexican Udibonos
MXN	2,602	4.00%, 11/15/2040 ж	210
			1,866
		Nigeria - 0.4%
		MDC GMTN B.V
	200	5.50%, 04/20/2021 §	214

		Peru - 4.4%
		Peru (Republic of)
PEN	1,540	6.85%, 02/12/2042 §	591
PEN	1,430	6.90%, 08/12/2037 §	560
PEN	1,229	8.20%, 08/12/2026 §	546
PEN	1,045	8.60%, 08/12/2017 §	458
		Peru Bono Soberano
PEN	155	7.84%, 08/12/2020	66
			2,221
		Poland - 7.5%
		Poland Government
PLN	1,360	4.50%, 01/25/2012 ○	423
PLN	1,435	4.75%, 04/25/2012	451
PLN	550	5.00%, 04/25/2016	173
PLN	2,835	5.25%, 10/25/2017 - 10/25/2020	877
PLN	1,220	5.50%, 10/25/2019	383
PLN	4,525	5.75%, 04/25/2014 - 04/25/2029	1,426
			3,733
		Russia - 0.7%
		Russian Federation Government
RUB	10,000	7.85%, 03/10/2018 §	340

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬				Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 49.6% - (continued)
		South Africa - 4.6%
		South Africa (Republic of)
ZAR	6,607	6.25%, 03/31/2036		$624
ZAR	4,675	6.50%, 02/28/2041		451
ZAR	3,575	6.75%, 03/31/2021		419
ZAR	2,660	7.00%, 02/28/2031		279
ZAR	1,885	8.00%, 12/21/2018		242
ZAR	725	8.25%, 09/15/2017		95
ZAR	1,295	10.50%, 12/21/2026		194
				2,304
		Thailand - 3.0%
		Thailand Government
THB	26,680	2.80%, 10/10/2017		847
THB	16,471	3.13%, 12/11/2015		534
THB	3,185	4.13%, 11/01/2012		104
				1,485
		Turkey - 6.0%
		Turkey (Republic of)
TRY	580	8.00%, 10/09/2013		321
TRY	985	8.27%, 08/08/2012 ○		517
TRY	725	8.29%, 11/07/2012 ○		371
TRY	3,071	10.00%, 02/15/2012 - 04/10/2013 ж		1,781
				2,990
		Uruguay - 0.5%
		Uruguay (Republic of)
UYU	4,195	5.00%, 09/14/2018 ж		233

		Total foreign government obligations
		(cost $25,818)		$24,801

		Total long-term investments
		(cost $42,255)		$40,944

SHORT-TERM INVESTMENTS - 8.1%
		Repurchase Agreements - 7.8%
		Bank of America Merrill Lynch TriParty
		Joint Repurchase Agreement (maturing
		on 11/01/2011 in the amount of $236,
		collateralized by FHLMC 4.50%, 2040,
		FNMA 5.00, 2041, value of $241)
	$236	0.11%, 10/31/2011		$236
		Barclays Capital TriParty Joint Repurchase
		Agreement (maturing on 11/01/2011 in
		the amount of $2,256, collateralized by
		FNMA 5.50%, 2041, GNMA 4.00%,
		2040, U.S. Treasury Bond 8.13%, 2021,
		U.S. Treasury Note 2.50% - 3.63%, 2015
		- 2020, value of $2,301)
	2,256	0.11%, 10/31/2011		2,256
		Deutsche Bank Securities TriParty Joint
		Repurchase Agreement (maturing on
		11/01/2011 in the amount of $319,
		collateralized by GNMA 4.00% - 5.00%,
		2040, value of $325)
	319	0.11%, 10/31/2011		319
		UBS Securities, Inc. Joint Repurchase
		Agreement (maturing on 11/01/2011 in
		the amount of $-, collateralized by U.S.
		Treasury Note 1.88%, 2014, value of $-)
	–	0.11%, 10/31/2011		–
		UBS Securities, Inc. TriParty Joint
		Repurchase Agreement (maturing on
		11/01/2011 in the amount of $1,098,
		collateralized by GNMA 3.50% - 4.50%,
		2041, value of $1,120)
	1,098	0.11%, 10/31/2011z		1,098
				3,909
		Foreign Governments - 0.3%
		Uruguay (Republic of)
UYU	510	8.38%, 2/14/2012 ○		26
		Uruguay Letras De Regulacion Monetaria En UI
UYU	2,002	1.00%, 11/25/2011 ж		104
				130
		Total short-term investments
		(cost $4,044)		$4,039

		Total investments
		(cost $46,299) ▲	90.0%	$44,983
		Other assets and liabilities	10.0%	5,021
		Total net assets	100.0%	$50,004

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 81.7% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $46,337 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$319
Unrealized Depreciation	(1,673)
Net Unrealized Depreciation	$(1,354)

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $2,463, which represents 4.9% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $13,771, which represents 27.5% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $516.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	─	Brazilian Real
CLP	─	Chilean Peso
COP	─	Colombian Peso
EUR	─	EURO
HUF	─	Hungarian Forint
ILS	─	Israeli New Shekel
MXN	─	Mexican New Peso
MYR	─	Malaysian Ringgit
PEN	─	Peruvian New Sol
PLN	─	Polish New Zloty
RUB	─	New Ruble
THB	─	Thai Bhat
TRY	─	Turkish New Lira
UYU	─	Uruguayan Peso
ZAR	─	South African Rand

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Argentine Peso	Banc of America Securities	Buy	$62	$62	11/02/2011	$–
Argentine Peso	Banc of America Securities	Sell	636	638	12/21/2011	2
Argentine Peso	Banc of America Securities	Sell	342	351	03/09/2012	9

The accompanying notes are an integral part of these financial statements.

10

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Argentine Peso	Banc of America Securities	Sell	$827	$878	06/04/2012	$51
Argentine Peso	Banc of America Securities	Sell	263	262	11/02/2011	(1)
Argentine Peso	BNP Paribas Securities	Sell	204	202	11/02/2011	(2)
Australian Dollar	Banc of America Securities	Sell	429	398	12/21/2011	(31)
Australian Dollar	Barclay Investments	Sell	10	9	12/21/2011	(1)
Australian Dollar	CS First Boston	Buy	832	780	12/21/2011	52
Australian Dollar	Westpac International	Sell	822	780	12/21/2011	(42)
Brazilian Real	Banc of America Securities	Buy	142	152	12/02/2011	(10)
Brazilian Real	Brown Brothers Harriman	Buy	208	194	12/02/2011	14
Brazilian Real	HSBC Securities	Sell	759	678	12/02/2011	(81)
Brazilian Real	RBC Dominion Securities	Buy	2,453	2,581	12/02/2011	(128)
Brazilian Real	RBC Dominion Securities	Sell	1,424	1,339	12/02/2011	(85)
Brazilian Real	RBC Dominion Securities	Buy	583	533	12/02/2011	50
Brazilian Real	RBC Dominion Securities	Sell	737	767	12/02/2011	30
Chilean Peso	Citibank	Sell	461	436	12/21/2011	(25)
Chilean Peso	Morgan Stanley	Sell	205	194	12/21/2011	(11)
Chilean Peso	UBS AG	Buy	488	462	12/21/2011	26
Colombian Peso	Banc of America Securities	Buy	212	208	12/21/2011	4
Colombian Peso	Banc of America Securities	Sell	175	172	12/21/2011	(3)
Colombian Peso	Citibank	Buy	264	252	12/21/2011	12
Colombian Peso	Citibank	Sell	158	149	12/21/2011	(9)
Colombian Peso	Morgan Stanley	Buy	230	226	12/21/2011	4
Colombian Peso	Morgan Stanley	Sell	189	186	12/21/2011	(3)
Croatian Kuna	CS First Boston	Sell	161	165	11/10/2011	4
Croatian Kuna	JP Morgan Securities	Buy	20	21	11/10/2011	(1)
Croatian Kuna	JP Morgan Securities	Sell	53	51	11/10/2011	(2)
Croatian Kuna	JP Morgan Securities	Sell	255	264	11/10/2011	9
Czech Koruna	Deutsche Bank Securities	Sell	518	510	12/21/2011	(8)
Czech Koruna	Goldman Sachs	Sell	698	697	12/21/2011	(1)
Czech Koruna	JP Morgan Securities	Sell	135	129	12/21/2011	(6)
Euro	Barclay Investments	Sell	921	919	12/21/2011	(2)
Euro	CS First Boston	Buy	1,141	1,106	12/21/2011	35
Euro	CS First Boston	Sell	802	780	12/21/2011	(22)
Euro	CS First Boston	Sell	622	617	01/17/2012	(5)
Euro	Goldman Sachs	Buy	274	271	12/21/2011	3
Euro	Westpac International	Buy	239	240	12/21/2011	(1)
Euro	Westpac International	Sell	242	234	12/21/2011	(8)
Euro	Westpac International	Sell	48	48	12/21/2011	–
Hungarian Forint	CS First Boston	Buy	813	855	12/21/2011	(42)
Hungarian Forint	CS First Boston	Sell	817	852	12/21/2011	35
Hungarian Forint	Goldman Sachs	Buy	134	139	12/21/2011	(5)
Hungarian Forint	HSBC Securities	Sell	354	363	12/21/2011	9
Hungarian Forint	JP Morgan Securities	Buy	762	798	12/21/2011	(36)
Indonesian Rupiah	Barclay Investments	Buy	482	463	12/21/2011	19
Indonesian Rupiah	JP Morgan Securities	Buy	785	747	12/21/2011	38
Indonesian Rupiah	JP Morgan Securities	Buy	174	177	12/21/2011	(3)
Indonesian Rupiah	Morgan Stanley	Buy	2,197	2,079	12/21/2011	118
Indonesian Rupiah	Standard Chartered Bank	Buy	798	779	12/21/2011	19
Israeli New Shekel	Citibank	Sell	937	921	12/21/2011	(16)
Israeli New Shekel	Goldman Sachs	Buy	21	20	12/21/2011	1
Israeli New Shekel	HSBC Securities	Sell	271	262	12/21/2011	(9)
Malaysian Ringgit	Barclay Investments	Buy	62	59	12/21/2011	3
Malaysian Ringgit	JP Morgan Securities	Buy	2,610	2,582	12/21/2011	28
Mexican New Peso	Citibank	Buy	2,600	2,735	12/21/2011	(135)
Mexican New Peso	CS First Boston	Buy	317	301	12/21/2011	16
Mexican New Peso	HSBC Securities	Buy	427	439	12/21/2011	(12)
Mexican New Peso	HSBC Securities	Sell	225	214	12/21/2011	(11)
Mexican New Peso	RBC Dominion Securities	Buy	393	404	12/21/2011	(11)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Mexican New Peso	RBC Dominion Securities	Buy	$462	$443	12/21/2011	$19
New Romanian Leu	Banc of America Securities	Buy	113	113	01/19/2012	–
New Romanian Leu	CS First Boston	Buy	122	122	12/21/2011	–
New Romanian Leu	CS First Boston	Sell	46	44	12/21/2011	(2)
New Romanian Leu	JP Morgan Securities	Sell	1,149	1,159	11/30/2011	10
New Romanian Leu	JP Morgan Securities	Buy	499	498	01/19/2012	1
New Ruble	CS First Boston	Buy	1,250	1,242	11/30/2011	8
New Ruble	Deutsche Bank Securities	Buy	1,250	1,243	11/30/2011	7
New Zealand Dollar	CS First Boston	Buy	463	443	12/21/2011	20
New Zealand Dollar	CS First Boston	Sell	463	429	12/21/2011	(34)
Peruvian New Sol	Banc of America Securities	Buy	1,195	1,190	11/30/2011	5
Peruvian New Sol	Banc of America Securities	Buy	87	86	12/21/2011	1
Peruvian New Sol	Banc of America Securities	Sell	809	801	12/21/2011	(8)
Peruvian New Sol	Barclay Investments	Sell	64	63	12/21/2011	(1)
Peruvian New Sol	Citibank	Buy	31	30	12/21/2011	1
Peruvian New Sol	Citibank	Sell	647	641	12/21/2011	(6)
Peruvian New Sol	CS First Boston	Buy	27	27	12/21/2011	–
Peruvian New Sol	CS First Boston	Sell	204	200	12/21/2011	(4)
Peruvian New Sol	JP Morgan Securities	Buy	41	40	12/21/2011	1
Peruvian New Sol	JP Morgan Securities	Sell	472	456	12/21/2011	(16)
Philippine Peso	JP Morgan Securities	Buy	209	203	12/21/2011	6
Polish Zloty	CS First Boston	Buy	280	276	12/21/2011	4
Polish Zloty	CS First Boston	Sell	439	423	12/21/2011	(16)
Polish Zloty	Goldman Sachs	Buy	205	206	12/21/2011	(1)
Polish Zloty	Goldman Sachs	Sell	236	231	12/21/2011	(5)
Polish Zloty	Goldman Sachs	Buy	200	190	12/21/2011	10
Polish Zloty	HSBC Securities	Buy	2,375	2,381	12/21/2011	(6)
Polish Zloty	HSBC Securities	Sell	266	260	12/21/2011	(6)
Polish Zloty	HSBC Securities	Sell	940	942	12/21/2011	2
Republic of Korea Won	Barclay Investments	Buy	12	11	12/21/2011	1
Republic of Korea Won	Barclay Investments	Sell	838	779	12/21/2011	(59)
Republic of Korea Won	CS First Boston	Buy	210	209	12/21/2011	1
Republic of Korea Won	Morgan Stanley	Buy	210	202	12/21/2011	8
Republic of Korea Won	Standard Chartered Bank	Buy	37	37	12/21/2011	–
Republic of Korea Won	Standard Chartered Bank	Buy	397	363	12/21/2011	34
Singapore Dollar	JP Morgan Securities	Sell	403	406	12/21/2011	3
South African Rand	Citibank	Sell	33	33	12/21/2011	–
South African Rand	Citibank	Buy	26	25	12/21/2011	1
South African Rand	CS First Boston	Sell	301	301	12/21/2011	–
South African Rand	CS First Boston	Buy	417	409	12/21/2011	8
South African Rand	CS First Boston	Sell	243	235	12/21/2011	(8)
South African Rand	CS First Boston	Buy	2,452	2,651	12/21/2011	(199)
South African Rand	Standard Chartered Bank	Sell	460	458	12/21/2011	(2)
Turkish New Lira	Citibank	Buy	87	83	12/21/2011	4
Turkish New Lira	CS First Boston	Buy	434	419	12/21/2011	15
Turkish New Lira	CS First Boston	Sell	685	644	12/21/2011	(41)
Turkish New Lira	Goldman Sachs	Buy	1,954	1,925	12/21/2011	29
Turkish New Lira	Goldman Sachs	Sell	295	292	12/21/2011	(3)
Turkish New Lira	HSBC Securities	Buy	136	132	12/21/2011	4
Vietnamese Dong	Banc of America Securities	Sell	124	122	04/04/2012	(2)
Vietnamese Dong	Deutsche Bank Securities	Sell	63	60	12/12/2011	(3)
Vietnamese Dong	Deutsche Bank Securities	Sell	63	60	12/15/2011	(3)
Vietnamese Dong	Deutsche Bank Securities	Sell	42	40	12/27/2011	(2)
Vietnamese Dong	Deutsche Bank Securities	Sell	20	19	01/03/2012	(1)
Vietnamese Dong	Deutsche Bank Securities	Sell	20	19	01/18/2012	(1)
Vietnamese Dong	UBS AG	Sell	60	58	12/02/2011	(2)
						$(405)
The accompanying notes are an integral part of these financial statements.

12

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
China	Deutsche Bank	$895	Buy	(1.00)% / 1.28%	12/20/16	$19	$12	$(7)
China	Morgan Stanley	600	Buy	(1.00)% / 1.28%	12/20/16	12	8	(4)
France (Republic of)	Bank of America	210	Buy	(0.25)% / 1.73%	09/20/16	12	14	2
France (Republic of)	Deutsche Bank	230	Buy	(0.25)% / 1.73%	09/20/16	13	16	3
United Kingdom (Government of)	Deutsche Bank	390	Buy	(1.00)% / 0.80%	09/20/16	(5)	(4)	1
Vietnam (Republic of)	Deutsche Bank	375	Buy	(1.00)% / 3.76%	06/20/16	35	42	7
						$86	$88	$2

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance rate.

Cross Currency Swap Contracts Outstanding at October 31, 2011

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount of Currency Received	Notional Amount of Currency Paid	Expiration Date (a)	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	Fixed 7.53%	3 Month Libor	$160	$158	11/10/21	$–	$–	$–

(a)	At the expiration date, the notional amount of the currency received will be exchanged back for the notional amount of the currency paid.

Interest Rate Swap Contracts Outstanding at October 31, 2011

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Bank of America	Camara Promedio A	Fixed 4.48%	$493	10/06/16	$–	$(15)	$(15)
Bank of America	CLICP Camara	Fixed 5.82%	208	07/01/16	–	6	6
Barclay Investment, Inc.	Fixed 3.57%	KRW CD KSDA	150	08/12/21	–	1	1
Barclay Investment, Inc.	Fixed 3.69%	KRW CD KSDA	90	08/12/31	–	1	1
Barclay Investment, Inc.	Fixed 4.13%	3 Month CD KSDA	342	06/01/21	–	(13)	(13)
Barclay Investment, Inc.	Fixed 5.51%	MXIBTIIE 28D	467	06/14/13	–	(6)	(6)
Barclay Investment, Inc.	Fixed 6.03%	Float S African JHBRG Interbank 3M	586	08/05/13	–	(5)	(5)
Citibank	Brazil IB Deposit Rate	Fixed 12.29%	65	01/02/14	–	3	3
Citibank	BUBOR HKK 6M	Fixed 7.10%	197	10/05/16	–	2	2
Credit Suisse	Brazil IB Deposit Rate	Fixed 12.33%	163	01/02/12	–	–	–
Credit Suisse	Brazil IB Deposit Rate	Fixed 12.09%	85	01/02/17	–	5	5
Deutsche Bank	Brazil IB Deposit Rate	Fixed 12.31%	485	01/02/14	–	20	20
Deutsche Bank	BUBOR HKK 6M	Fixed 6.39%	730	09/20/16	–	(16)	(16)
Deutsche Bank	Fixed 2.12%	CZK PRIBOR Reference Banks 6M	172	10/06/21	–	2	2
Deutsche Bank	Fixed 3.40%	KRW CD KSDA	488	09/16/21	–	11	11
Deutsche Bank	Fixed 3.71%	KRW CD KSDA	301	08/11/21	–	(1)	(1)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Emerging Markets Local Debt Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at October 31, 2011 - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Deutsche Bank	Fixed 3.97%	KRW CD KSDA	$98	06/21/21	$–	$(2)	$(2)
Deutsche Bank	Fixed 4.00%	KRW CD KSDA	112	06/20/21	–	(3)	(3)
Deutsche Bank	Fixed 5.44%	MXN TIIE BANXICO	359	10/21/16	–	1	1
Deutsche Bank	Fixed 5.50%	MXN TIIE BANXICO	892	07/05/13	–	(11)	(11)
Deutsche Bank	KRW CD KSDA	Fixed 3.67%	159	08/08/16	–	1	1
Deutsche Bank	KRW CD KSDA	Fixed 3.50%	819	08/10/16	–	(1)	(1)
Deutsche Bank	Malaysia Interbank Off Rt 3M	Fixed 3.54%	349	09/07/21	–	(10)	(10)
Deutsche Bank	MXN TIIE BANXICO	Fixed 4.70%	410	10/25/13	–	(1)	(1)
Deutsche Bank	MXN TIIE BANXICO	Fixed 7.42%	81	10/03/31	–	2	2
Deutsche Bank	Thailand 6M	Fixed 3.31%	710	09/09/16	–	1	1
Goldman Sachs	Brazil Cetip Interbank Deposit Rate	Fixed 12.31%	73	01/02/14	–	3	3
Goldman Sachs	Brazil Cetip Interbank Deposit Rate	Fixed 12.28%	33	01/02/15	–	1	1
Goldman Sachs	Fixed 5.19%	Float S African JHBRG Interbank 3M	657	10/07/14	–	–	–
Goldman Sachs	Fixed 5.49%	MXN TIIE BANXICO	1,076	10/25/16	–	–	–
Goldman Sachs	MXN TIIE BANXICO	Fixed 4.73%	1,230	10/29/13	–	–	–
Goldman Sachs	MXN TIIE BANXICO	Fixed 7.45%	245	10/07/31	–	–	–
JP Morgan Securities	Brazil Cetip Interbank Deposit Rate	Fixed 10.34%	1,616	01/02/14	–	(4)	(4)
JP Morgan Securities	Fixed 4.13%	KRW CD KSDA	335	06/21/31	–	(17)	(17)
JP Morgan Securities	Float 3M TELBOR	Fixed 4.49%	451	09/23/21	–	1	1
JP Morgan Securities	MXN TIIE BANXICO	Fixed 8.33%	704	09/24/21	–	16	16
Morgan Stanley	Fixed 2.23%	CZK PRIBOR Reference Banks 6M	617	09/16/21	–	2	2
Morgan Stanley	Fixed 2.34%	CZK PRIBOR Reference Banks 6M	352	09/16/21	–	(2)	(2)
					$–	$(28)	$(28)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Emerging Markets Local Debt Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	16,143	–	16,143	–
Foreign Government Obligations	24,801	–	23,266	1,535
Short-Term Investments	4,039	–	3,909	130
Total	$44,983	$–	$43,318	$1,665
Credit Default Swaps *	13	–	13	–
Foreign Currency Contracts *	794	–	794	–
Interest Rate Swaps *	79	–	76	3
Total	$886	$–	$883	$3
Liabilities:
Credit Default Swaps *	11	–	11	–
Cross Currency Swaps *	–	–	–	–
Foreign Currency Contracts *	1,199	–	1,199	–
Interest Rate Swaps *	107	–	90	17
Total	$1,317	$–	$1,300	$17

♦	For the period May 31, 2011, (commencement of operations) through October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of May 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Foreign Government Obligations	$—	$—	$(32	)*	$(33)	$1,600	$—	$—	$—	$1,535
Short-Term Investments	—	—	—		—	130	—	—	—	130
Total	$—	$—	$(32)		$(33)	$1,730	$—	$—	$—	$1,665
Swaps†	$—	$—	$3	‡	$—	$—	$—	$—	$—	$3
Total	$—	$—	$3		$—	$—	$—	$—	$—	$3

Liabilities:
Swaps†	$—	$—	$(17	)‡	$—	$—	$—	$—	$—	$(17)
Total	$—	$—	$(17)		$—	$—	$—	$—	$—	$(17)

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(32).
†	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(14).

The accompanying notes are an integral part of these financial statements.

15

The Hartford Emerging Markets Local Debt Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $46,299)	$44,983
Cash	207
Foreign currency on deposit with custodian (cost $47)	48
Unrealized appreciation on foreign currency contracts	794
Unrealized appreciation on swap contracts	92
Receivables:
Investment securities sold	100
Fund shares sold	5,187
Dividends and interest	678
Swap premiums paid	91
Other assets	110
Total assets	52,290
Liabilities:
Unrealized depreciation on foreign currency contracts	1,199
Unrealized depreciation on swap contracts	118
Payables:
Investment securities purchased	921
Fund shares redeemed	—
Investment management fees	9
Dividends	—
Administrative fees	—
Distribution fees	2
Accrued expenses	15
Swap premiums received	5
Other liabilities	17
Total liabilities	2,286
Net assets	$50,004
Summary of Net Assets:
Capital stock and paid-in-capital	$53,069
Accumulated undistributed net investment income	105
Accumulated net realized loss on investments and foreign currency transactions	(1,410)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(1,760)
Net assets	$50,004

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.24/$9.68
Shares outstanding	1,936
Net assets	$17,895
Class C: Net asset value per share	$9.24
Shares outstanding	452
Net assets	$4,178
Class I: Net asset value per share	$9.23
Shares outstanding	964
Net assets	$8,900
Class R3: Net asset value per share	$9.24
Shares outstanding	204
Net assets	$1,888
Class R4: Net asset value per share	$9.24
Shares outstanding	203
Net assets	$1,872
Class R5: Net asset value per share	$9.24
Shares outstanding	203
Net assets	$1,874
Class Y: Net asset value per share	$9.21
Shares outstanding	1,455
Net assets	$13,397

The accompanying notes are an integral part of these financial statements.

16

The Hartford Emerging Markets Local Debt Fund
Statement of Operations
For the Period May 31, 2011, (commencement of operations) through October 31, 2011
(000’s Omitted)

Investment Income:
Interest	$765
Less: Foreign tax withheld	(31)
Total investment income	734

Expenses:
Investment management fees	147
Administrative services fees	4
Transfer agent fees	6
Distribution fees
Class A	13
Class C	13
Class R3	4
Class R4	2
Custodian fees	11
Accounting services fees	3
Registration and filing fees	27
Board of Directors' fees	1
Audit fees	5
Other expenses	4
Total expenses (before waivers)	240
Expense waivers	(69)
Total waivers	(69)
Total expenses, net	171
Net Investment Income	563
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(361)
Net realized gain on swap contracts	27
Net realized loss on foreign currency contracts	(787)
Net realized loss on other foreign currency transactions	(372)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,493)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,316)
Net unrealized depreciation of swap contracts	(26)
Net unrealized depreciation of foreign currency contracts	(405)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(13)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,760)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(3,253)
Net Decrease in Net Assets Resulting from Operations	$(2,690)

The accompanying notes are an integral part of these financial statements.

17

The Hartford Emerging Markets Local Debt Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$563
Net realized loss on investments, other financial instruments and foreign currency transactions	(1,493)
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(1,760)
Net Decrease In Net Assets Resulting From Operations	(2,690)
Distributions to Shareholders:
From net investment income
Class A	(129)
Class C	(25)
Class I	(56)
Class R3	(19)
Class R4	(21)
Class R5	(24)
Class Y	(108)
From tax return of capital
Class A	(23)
Class C	(5)
Class I	(10)
Class R3	(4)
Class R4	(4)
Class R5	(4)
Class Y	(20)
Total distributions	(452)
Capital Share Transactions:
Class A	19,127
Class C	4,471
Class I	9,368
Class R3	2,044
Class R4	2,025
Class R5	2,028
Class Y	14,083
Net increase from capital share transactions	53,146
Net Increase In Net Assets	50,004
Net Assets:
Beginning of period	—
End of period	$50,004
Accumulated undistributed (distribution in excess of) net investment income (loss)	$105

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Emerging Markets Local Debt Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

19

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

20

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

21

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

22

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or

23

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Cross Currency Swap Agreements – The Fund may enter into cross currency swap agreements to gain or mitigate exposure on currency risk. Cross Currency swaps agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rate terms in the two currencies at the inception of the contract. The terms of cross currency swap agreements may extend for many years. The Fund, as shown on the Schedule of Investments, had outstanding cross currency swaps as of October 31, 2011.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into

24

interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2011.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$794	$—	$—	$—	$—	$794
Unrealized appreciation on swap contracts	79	—	13	—	—	—	92
Total	$79	$794	$13	$—	$—	$—	$886

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,199	$—	$—	$—	$—	$1,199
Unrealized depreciation on swap contracts	107	—	11	—	—	—	118
Total	$107	$1,199	$11	$—	$—	$—	$1,317

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period May 31, 2011, (commencement of operations) through October 31, 2011.

25

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period May 31, 2011, (commencement of operations) through October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$30	$—	$(3)	$—	$—	$—	$27
Net realized loss on foreign currency contracts	—	(787)	—	—	—	—	(787)
Total	$30	$(787)	$(3)	$—	$—	$—	$(760)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(28)	$—	$2	$—	$—	$—	$(26)
Net change in unrealized depreciation of foreign currency contracts	—	(405)	—	—	—	—	(405)
Total	$(28)	$(405)	$2	$—	$—	$—	$(431)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a

26

particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$382
Tax Return of Capital	70

*	The Fund commenced operations on May 31, 2011

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses	$(1,921)
Unrealized Depreciation *	(1,144)
Total Accumulated Deficit	$(3,065)

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

27

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(76)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	83
Capital Stock and Paid-In-Capital	(7)

e)
Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Amount
Short Term Capital Loss Carryforward	$1,172
Long Term Capital Loss Carryforward	749
Total	$1,921

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

28

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $4.5 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	0.90%

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period May 31, 2011, (commencement of operations) through October 31, 2011, HIFSCO received front-end load sales charges of $66 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be

29

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period May 31, 2011, (commencement of operations) through October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 31, 2011, (commencement of operations) through October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund during the period May 31, 2011, (commencement of operations) through October 31, 2011, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	608
Class C	202
Class I	203
Class R3	202
Class R4	203
Class R5	203
Class Y	913

9.	Investment Transactions:

For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$59,777
Sales Proceeds Excluding U.S. Government Obligations	17,161

30

10.	Capital Share Transactions:

The following information is for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,311	15	(390)	—	1,936
Amount	$22,652	$145	$(3,670)	$—	$19,127
Class C
Shares	465	3	(16)	—	452
Amount	$4,593	$30	$(152)	$—	$4,471
Class I
Shares	1,306	7	(349)	—	964
Amount	$12,375	$66	$(3,073)	$—	$9,368
Class R3
Shares	202	2	—	—	204
Amount	$2,021	$23	$—	$—	$2,044
Class R4
Shares	200	3	—	—	203
Amount	$2,000	$25	$—	$—	$2,025
Class R5
Shares	200	3	—	—	203
Amount	$2,000	$28	$—	$—	$2,028
Class Y
Shares	1,442	13	—	—	1,455
Amount	$13,955	$128	$—	$—	$14,083
Total
Shares	6,126	46	(755)	—	5,417
Amount	$59,596	$445	$(6,895)	$—	$53,146

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

31

The Hartford Emerging Markets Local Debt Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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33

The Hartford Emerging Markets Local Debt Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

From May 31, 2011 (commencement of operations), through October 31, 2011
A(D)	$10.00	$0.14	$–	$(0.77)	$(0.63)	$(0.11)	$–	$(0.02)	$(0.13)	$(0.76)	$9.24
C(D)	10.00	0.11	–	(0.77)	(0.66)	(0.08)	–	(0.02)	(0.10)	(0.76)	9.24
I(D)	10.00	0.14	–	(0.77)	(0.63)	(0.12)	–	(0.02)	(0.14)	(0.77)	9.23
R3(D)	10.00	0.14	–	(0.79)	(0.65)	(0.09)	–	(0.02)	(0.11)	(0.76)	9.24
R4(D)	10.00	0.15	–	(0.78)	(0.63)	(0.11)	–	(0.02)	(0.13)	(0.76)	9.24
R5(D)	10.00	0.16	–	(0.78)	(0.62)	(0.12)	–	(0.02)	(0.14)	(0.76)	9.24
Y(D)	10.00	0.15	–	(0.80)	(0.65)	(0.12)	–	(0.02)	(0.14)	(0.79)	9.21

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on May 31, 2011.
(E)	Not annualized.
(F)	Annualized.

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- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

(6.37)%(E)	$17,895	1.66	%(F)	1.20	%(F)	1.20	%(F)	3.77	%(F)	61%
(6.64) (E)	4,178	2.40	(F)	1.94	(F)	1.94	(F)	3.00	(F)	–
(6.37) (E)	8,900	1.52	(F)	1.00	(F)	1.00	(F)	3.86	(F)	–
(6.50) (E)	1,888	2.05	(F)	1.55	(F)	1.55	(F)	3.48	(F)	–
(6.39) (E)	1,872	1.75	(F)	1.25	(F)	1.25	(F)	3.78	(F)	–
(6.28) (E)	1,874	1.45	(F)	0.95	(F)	0.95	(F)	4.08	(F)	–
(6.56) (E)	13,397	1.36	(F)	0.90	(F)	0.90	(F)	4.13	(F)	–	a

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Local Debt Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Local Debt Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

36

The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Emerging Markets Local Debt Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

38

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Emerging Markets Local Debt Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $32. Foreign Source Income was $559.

40

The Hartford Emerging Markets Local Debt Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 31, 2011, (commencement of operations) through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$936.30	$4.89	$1,000.00	$1,015.91	$5.09	1.20%	153	365
Class C	$1,000.00	$932.60	$7.87	$1,000.00	$1,012.81	$8.20	1.94	153	365
Class I	$1,000.00	$937.30	$4.10	$1,000.00	$1,016.73	$4.27	1.00	153	365
Class R3	$1,000.00	$934.00	$6.28	$1,000.00	$1,014.46	$6.55	1.55	153	365
Class R4	$1,000.00	$935.10	$5.07	$1,000.00	$1,015.72	$5.28	1.25	153	365
Class R5	$1,000.00	$936.20	$3.86	$1,000.00	$1,016.98	$4.02	0.95	153	365
Class Y	$1,000.00	$936.40	$3.66	$1,000.00	$1,017.17	$3.82	0.90	153	365

41

The Hartford Emerging Markets Local Debt Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on March 1, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford Emerging Markets Local Debt Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 69 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee Wellington Management’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by Wellington Management and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the

42

Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including the composite performance of accounts managed by Wellington Management with investment objectives, policies and strategies substantially similar to those of the Fund. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to: (i) waive 0.10% of the Fund’s management fee until February 28, 2014; and (ii) limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90%, respectively, through February 28, 2014. The Board also considered that HIFSCO expected to enter into an agreement with Wellington Management pursuant to which a portion of the proposed sub-advisory fees would be subject to certain temporary waivers as well as a temporary cap. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were above the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also above the Lipper peer group average and median. The Board noted, however, that with the proposed 0.10% management fee waiver, the Fund’s total expenses would be in line with the Lipper peer group average and median.

43

The Hartford Emerging Markets Local Debt Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future investors. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fees as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

44

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EMLD11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Emerging Markets Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Emerging Markets Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Emerging Markets Research Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/31/11 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/11)

Since Inception
Emerging Markets Research A#	-17.80%
Emerging Markets Research A##	-22.32%
Emerging Markets Research C#	-18.00%
Emerging Markets Research C##	-18.82%
Emerging Markets Research I#	-17.70%
Emerging Markets Research R3#	-17.90%
Emerging Markets Research R4#	-17.80%
Emerging Markets Research R5#	-17.70%
Emerging Markets Research Y#	-17.70%
MSCI Emerging Markets Index	-13.49%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices. This index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Research Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Cheryl M. Duckworth, CFA
Senior Vice President and Associate Director of Global Industry Research

How did the Fund perform?
The Class A shares of The Hartford Emerging Markets Research Fund returned -17.80%, before sales charge, from inception May 31, 2011 through October 31, 2011, underperforming its benchmark, the MSCI Emerging Markets Index, which returned -13.49% for the same period. The Fund trailed the -15.57% return of the average fund in the Lipper Emerging Markets Equity Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equities experienced a high degree of volatility during the period, with emerging market equities declining more than their developed-market counterparts. All three regions – Latin America, Europe, the Middle East, and Africa (EMEA), and Asia – fell during the period. Globally positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. During October there was a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s crises. Within the benchmark, all ten sectors posted negative returns for the period. Industrials (-20%), Materials (-18%), and Energy (-16%) lagged the most. The Consumer Staples (-1%), Telecommunications (-4%), and Consumer Discretionary (-9%) sectors declined the least.

The Fund’s underperformance relative to the MSCI Emerging Markets Index was driven by a combination of security selection and sector allocation during the volatile period following the Fund’s launch earlier in the calendar year. Stock selection was weakest in Materials, Information Technology, and Consumer Staples. This was partially offset by stronger selection in Industrials, Utilities, and Financials. Sector allocation also detracted from the benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance.

HTC (Information Technology), Vedanta Resources (Materials), and Evraz Group (Materials) were the top detractors from benchmark-relative performance during the period. HTC is a Taiwan based manufacturer of smartphones. During the period the company’s shares were down sharply on an initial patent infringement ruling and news that the company had acquired a company owned by the chairman of HTC's board. Additionally, strong sales of Samsung's competing smartphone hurt sentiment towards HTC while investors’ fears about margins eroding due to the introduction of new mid-tier models weighed heavily on the stock. Shares of Vedanta Resources, a UK-based diversified metals and mining company with primary operations in aluminum, copper, zinc, iron ore, and energy, also tumbled during the period. Production results were mixed with weaker production in Zambian copper, iron ore, and energy divisions. Uncertainty regarding the timing of the firm's upcoming acquisition of a controlling stake in oil producer Cairn India continued to be a headwind for the stock. Evraz Group is a large integrated steel and mining business with operations in Russia, Ukraine, Europe, North America, and South Africa. The stock dropped during the period as revenues and margins declined due to lower steel sales volumes and general economic uncertainty prevalent in the third quarter of 2011. Petrobras (Energy) and Gazprom (Energy) also detracted from the Fund’s absolute performance (i.e. total return).

Top contributors to the Fund’s relative performance were PTT Global Chemical (Materials), Guangdong Investment (Utilities), and AirAsia (Industrials). PTT Global Chemical was created shortly before the close of the period through the merger of PTT Chemical Public Company Limited and PTT Aromatics and Refining Public Company Limited. This merger resulted in Thailand’s leading integrated petrochemical and refining company. Guangdong Investment invests in and operates toll roads, bridges, energy projects, hotels, department stores, and other properties in China, including providing Hong Kong with the bulk of its water supply. The stock outperformed strongly during the period as the government in Hong Kong agreed to raise the revenue amount by more than expected for the next three year period, which investors viewed positively. Management reported strong earnings with significantly positive growth in revenue from water distribution and its department stores. AirAsia is a Malaysia-based low-cost airline company servicing the southeast Asia region. Shares rose during the period as investors viewed the company’s first-mover advantage in the fast growing ASEAN air travel market positively. Additionally, its highly efficient operating metrics and relatively low plane acquisition costs seem to give it a competitive advantage over regional incumbents. Spreadtrum Communications (Information Technology) and Samsung Electronics (Information Technology) also contributed positively to the Fund’s absolute performance.

3

The Hartford Emerging Markets Research Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
We continue to face elevated uncertainty across the macro environment with investors closely watching the sovereign debt crisis in Europe. This has led to high levels of risk aversion, record high stock correlations, and a general flight to safety. We continue to remain true to our process, focusing on companies with attractive valuations, solid fundamentals, and strong balance sheets.

We build and manage the portfolio by carefully selecting stocks individually based on their merits. Sector allocation does not generally play a deliberate role in our investment approach. As a result of our bottom-up (i.e. stock by stock fundamental research) stock selection process, Energy was the Fund’s largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Information Technology and Utilities. The Fund held less-than-benchmark weights in the Financials, Materials, and Telecommunication Services sectors at the end of the period.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.6%
Banks (Financials)	16.1
Capital Goods (Industrials)	1.5
Consumer Durables & Apparel (Consumer Discretionary)	0.4
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	8.2
Energy (Energy)	16.9
Food & Staples Retailing (Consumer Staples)	1.3
Food, Beverage & Tobacco (Consumer Staples)	4.5
Health Care Equipment & Services (Health Care)	0.4
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	2.4
Materials (Materials)	10.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	0.5
Real Estate (Financials)	1.6
Retailing (Consumer Discretionary)	1.6
Semiconductors & Semiconductor Equipment (Information Technology)	5.4
Software & Services (Information Technology)	2.6
Technology Hardware & Equipment (Information Technology)	6.0
Telecommunication Services (Services)	5.4
Transportation (Industrials)	3.5
Utilities (Utilities)	4.3
Short-Term Investments	1.1
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Argentina	0.5%
Australia	0.5
Bermuda	1.2
Brazil	11.5
British Virgin Islands	0.2
China	13.4
Egypt	0.7
Hong Kong	11.8
India	4.6
Indonesia	0.6
Kenya (Republic of)	0.3
Luxembourg	0.9
Malaysia	4.3
Mexico	3.0
Philippines	2.6
Poland	0.9
Singapore	0.9
South Africa	3.2
South Korea	16.9
Taiwan	6.0
Thailand	4.9
Turkey	0.4
United Kingdom	1.2
United States	8.1
Short-Term Investments	1.1
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Emerging Markets Research Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 89.2%
	Argentina - 0.5%
2	Mercadolibre, Inc.	$111

	Australia - 0.5%
47	CGA Mining Ltd. ●	117

	Bermuda - 1.2%
36	African Minerals Ltd. ●	257

	Brazil - 10.2%
22	Banco Santander Brasil S.A.	201
15	BR Malls Participacoes S.A.	159
2	Cetip S.A. - Balcao Organizado	26
6	CIA Saneamento Basico De Estado de Sao Paulo	331
22	OGX Petroleo e Gas Participacoes S.A. ●	187
85	Petroleo Brasileiro S. A.	1,065
7	Redecard S.A.	118
11	Souza Cruz S.A.	140
		2,227
	British Virgin Islands - 0.2%
2	Arcos Dorados Holdings, Inc.	35

	China - 13.4%
2	Baidu, Inc. ADR ●	227
39	China Life Insurance Co., Ltd.	101
78	China Pacific Insurance	241
158	China Shenhua Energy Co., Ltd.	723
120	China Shipping Development	85
472	Industrial and Commercial Bank of China	295
506	Jiangsu Express Co., Ltd.	436
324	Kingdee International Software Group Co., Ltd.	131
76	Shandong Weigao Group Medical Polymer Co., Ltd.	79
12	Spreadtrum Communications, Inc.	329
32	Stella International	73
40	Tsingtao Brewery Co., Ltd.	203
6	Wumart Stores, Inc.	12
		2,935
	Egypt - 0.7%
55	Orascom Telecom Holding SAE GDR ●	150

	Hong Kong - 11.8%
13	ASM Pacific Technology	144
36	Belle International Holdings Ltd. §	70
199	China Metal Recycling Holdings Ltd.	213
188	China Overseas Grand Oceans Group Ltd.	143
10	China Resources Enterprise	36
82	China Taiping Insurance ●	178
80	China Unicom Ltd.	161
102	CNOOC Ltd.	193
92	ENN Energy Holdings Ltd.	332
478	Guangdong Investment Ltd.	288
15	Hengan International Group Co., Ltd.	130
286	Huabao International Holdings Ltd.	182
79	Intime Department Store	113
74	Kunlun Energy Co., Ltd.	104
4	Sino Forest Corp. Class A ⌂●†	4
26	Sun Art Retail Group Ltd. ●	34
26	Trinity Ltd.	23
60	Vinda International Holdings Ltd.	68
102	Zhongsheng Group Holdings	180
		2,596
	India - 4.6%
3	Dr. Reddy's Laboratories Ltd. ADR	106
44	ITC Ltd. ■	194
19	Reliance Industries Ltd. GDR ■	702
		1,002
	Indonesia - 0.6%
2	P.T. Telekomunikasi Indonesia ADR	71
11	PT Gudang Garam Tbk	72
		143
	Kenya (Republic of) - 0.3%
1,951	Safaricom Ltd.	59

	Luxembourg - 0.9%
11	Evraz Group S.A. §	195

	Malaysia - 4.3%
188	AirAsia Berhad	236
43	Axiata Group Berhad	67
11	British American Tobacco	166
15	Genting Berhad	53
194	UMW Holdings Berhad	419
		941
	Mexico - 3.0%
22	America Movil S.A. de C.V. ADR	554
39	Wal-Mart de Mexico	102
		656
	Philippines - 2.6%
168	Ayala Land, Inc.	63
304	Metropolitan Bank and Trust	503
		566
	Poland - 0.9%
4	Bank Pekao S.A.	193

	Singapore - 0.9%
243	China Minzhong Food Corp., Ltd. ●	200

	South Africa - 3.2%
5	AngloGold Ltd. ADR	222
6	Sasol Ltd.	286
15	Standard Bank Group Ltd.	184
		692
	South Korea - 16.9%
5	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	134
–	E-Mart Co., Ltd. ●	68
2	GS Engineering & Construction Corp.	201
7	GS Holdings Corp.	423
17	Hana Financial Holdings	591
1	Hyundai Motor Co., Ltd.	263
10	KB Financial Group, Inc.	392
2	Kia Motors Corp.	113
4	KT Corp. ADR	60
3	LG Chem Ltd. ■	429
–	LG Household & Health Care Ltd.	63
–	Samsung Electronics Co., Ltd.	26

The accompanying notes are an integral part of these financial statements.

5

The Hartford Emerging Market Research Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 89.2% - (continued)
	South Korea - 16.9% - (continued)
2	Samsung Electronics Co., Ltd. GDR §	$666
5	Shinhan Financial Group Co., Ltd.	200
5	SK Telecom Co., Ltd. ADR	70
		3,699
	Taiwan - 6.0%
53	Advantech Co., Ltd.	143
21	Catcher Technology Co., Ltd.	117
56	Chroma Ate, Inc.	111
31	E Ink Holdings, Inc.	63
7	High Technology Computer Corp.	162
66	Hon Hai Precision Industry Co., Ltd.	181
3	HTC Corp. §	307
4	Largan Precision Co., Ltd.	78
61	Synnex Technology International Corp.	150
		1,312
	Thailand - 4.9%
52	Bangkok Bank plc	264
493	Bank of Ayudhya plc	327
8	CP ALL PCL	12
225	PTT Chemical Public Co., Ltd. ●	480
		1,083
	Turkey - 0.4%
25	Turkiye Garanti Bankasi A.S.	89

	United Kingdom - 1.2%
13	Vedanta Resources plc	264

	Total common stocks
	(cost $22,015)	$19,522

PREFERRED STOCKS - 1.3%
	Brazil - 1.3%
15	Banco Itau Holding	$290

	Total preferred stocks
	(cost $344)	$290

EXCHANGE TRADED FUNDS - 8.1%
	United States - 8.1%
23	iShares MSCI Emerging Markets Index	$926
21	Vanguard MSCI Emerging Markets ETF	855
		1,781
	Total exchange traded funds
	(cost $1,977)	$1,781
	Total long-term investments
	(cost $24,336)	$21,593

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $14,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $14)
$14	0.11%, 10/31/2011	$14
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $136, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of $138)
136	0.11%, 10/31/2011		136
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $19,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $20)
19	0.11%, 10/31/2011		19
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $–, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $66, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $67)
66	0.11%, 10/31/2011		66
			235
	Total short-term investments
	(cost $235)		$235

	Total investments
	(cost $24,571) ▲	99.7%	$21,828
	Other assets and liabilities	0.3%	61
	Total net assets	100.0%	$21,889

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 90.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $24,726 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$443
Unrealized Depreciation	(3,341)
Net Unrealized Depreciation	$(2,898)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $4, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $1,325, which represents 6.1% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $1,238, which represents 5.7% of total net assets.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2011	4	Sino Forest Corp. Class A	$78

At October 31, 2011, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar	Deutsche Bank Securities	Buy	$25	$25	11/02/2011	$–
Hong Kong Dollar	Morgan Stanley	Buy	49	49	11/01/2011	$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Emerging Markets Research Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$111	$111	$–	$–
Australia	117	117	–	–
Bermuda	257	–	257	–
Brazil	2,227	2,227	–	–
British Virgin Islands	35	35	–	–
China	2,935	556	2,379	–
Egypt	150	150	–	–
Hong Kong	2,596	34	2,558	4
India	1,002	1,002	–	–
Indonesia	143	71	72	–
Kenya (Republic of)	59	59	–	–
Luxembourg	195	195	–	–
Malaysia	941	–	941	–
Mexico	656	656	–	–
Philippines	566	–	566	–
Poland	193	–	193	–
Singapore	200	–	200	–
South Africa	692	222	470	–
South Korea	3,699	1,519	2,180	–
Taiwan	1,312	307	1,005	–
Thailand	1,083	819	264	–
Turkey	89	–	89	–
United Kingdom	264	–	264	–
Total	19,522	8,080	11,438	4
Exchange Traded Funds	1,781	1,781	–	–
Preferred Stocks	290	290	–	–
Short-Term Investments	235	–	235	–
Total	$21,828	$10,151	$11,673	$4
Liabilities:
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the period May 31, 2011, (commencement of operations) through October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of May 31, 2011	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Common Stocks	$—	$—	$(74	)*	$—	$78	$—	$—	$—	$4
Total	$—	$—	$(74)		$—	$78	$—	$—	$—	$4

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(74).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Emerging Markets Research Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $24,571)	$21,828
Cash	—
Foreign currency on deposit with custodian (cost $2)	2
Receivables:
Investment securities sold	191
Fund shares sold	2
Dividends and interest	17
Other assets	101
Total assets	22,141
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	237
Investment management fees	5
Administrative fees	—
Distribution fees	1
Accrued expenses	9
Total liabilities	252
Net assets	$21,889
Summary of Net Assets:
Capital stock and paid-in-capital	$26,447
Accumulated net investment loss	(24)
Accumulated net realized loss on investments and foreign currency transactions	(1,790)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(2,744)
Net assets	$21,889

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.22/$8.70
Shares outstanding	721
Net assets	$5,931
Class C: Net asset value per share	$8.20
Shares outstanding	233
Net assets	$1,909
Class I: Net asset value per share	$8.23
Shares outstanding	207
Net assets	$1,708
Class R3: Net asset value per share	$8.21
Shares outstanding	200
Net assets	$1,642
Class R4: Net asset value per share	$8.22
Shares outstanding	200
Net assets	$1,644
Class R5: Net asset value per share	$8.23
Shares outstanding	200
Net assets	$1,646
Class Y: Net asset value per share	$8.23
Shares outstanding	900
Net assets	$7,409

The accompanying notes are an integral part of these financial statements.

9

The Hartford Emerging Markets Research Fund
Statement of Operations
For the Period May 31, 2011, (commencement of operations) through October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$138
Interest	—
Less: Foreign tax withheld	(18)
Total investment income	120

Expenses:
Investment management fees	113
Administrative services fees	3
Transfer agent fees	1
Distribution fees
Class A	6
Class C	8
Class R3	4
Class R4	2
Custodian fees	5
Accounting services fees	2
Registration and filing fees	26
Board of Directors' fees	—
Audit fees	5
Other expenses	7
Total expenses (before waivers)	182
Expense waivers	(47)
Total waivers	(47)
Total expenses, net	135
Net Investment Loss	(15)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(1,770)
Net realized loss on futures	(20)
Net realized loss on swap contracts	(23)
Net realized gain on foreign currency contracts	4
Net realized gain on other foreign currency transactions	1
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,808)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(2,743)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(2,744)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(4,552)
Net Decrease in Net Assets Resulting from Operations	$(4,567)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Emerging Markets Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment loss	$(15)
Net realized loss on investments, other financial instruments and foreign currency transactions	(1,808)
Net unrealized depreciation of investments and foreign currency transactions	(2,744)
Net Decrease In Net Assets Resulting From Operations	(4,567)
Capital Share Transactions:
Class A	7,095
Class C	2,292
Class I	2,069
Class R3	2,000
Class R4	2,000
Class R5	2,000
Class Y	9,000
Net increase from capital share transactions	26,456
Net Increase In Net Assets	21,889
Net Assets:
Beginning of period	—
End of period	$21,889
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(24)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Emerging Markets Research Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Emerging Markets Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

12

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

13

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

14

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

15

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of October 31, 2011, the Fund had no outstanding futures contracts.

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency

16

exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. As of October 31, 2011, the Fund did not hold any total return swap agreements.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the period May 31, 2011, (commencement of operations) through October 31, 2011.

17

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	Risk Exposure Category
		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(20)	$—	$—	$(20)
Net realized loss on swap contracts	—	—	—	—	(23)	—	(23)
Net realized gain on foreign currency contracts	—	4	—	—	—	—	4
Total	$—	$4	$—	$(20)	$(23)	$—	$(39)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

18

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses	$(1,659)
Unrealized Depreciation *	(2,899)
Total Accumulated Deficit	$(4,558)

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(9)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	18
Capital Stock and Paid-In-Capital	(9)

e)
Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, Funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

As of October 31, 2011 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Amount
Short Term Capital Loss Carryforward	$1,633
Long Term Capital Loss Carryforward	12
Total	$1,645

As of October 31, 2011, the Fund elected to defer the following post-December losses:

Amount
Ordinary Income	$14

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

19

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.2000%
On next $250 million	1.1500%
On next $500 million	1.1000%
On next $4 billion	1.0750%
On next $5 billion	1.0725%
Over $10 billion	1.0700%

HIFSCO has contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	1.40%	1.85%	1.55%	1.25%	1.20%

20

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period May 31, 2011, (commencement of operations) through October 31, 2011, HIFSCO received front-end load sales charges of $17 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period May 31, 2011, (commencement of operations) through ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $2.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 31, 2011, (commencement of operations) through October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund during the period May 31, 2011, (commencement of operations) through October 31, 2011, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford Emerging Markets Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	600
Class C	200
Class I	200
Class R3	200
Class R4	200
Class R5	200
Class Y	900

9.	Investment Transactions:

For the period May 31, 2011, (commencement of operations) through October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,900
Sales Proceeds Excluding U.S. Government Obligations	8,794

10.	Capital Share Transactions:

The following information is for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	743	—	(22)	—	721
Amount	$7,282	$—	$(187)	$—	$7,095
Class C
Shares	233	—	—	—	233
Amount	$2,292	$—	$—	$—	$2,292
Class I
Shares	207	—	—	—	207
Amount	$2,069	$—	$—	$—	$2,069
Class R3
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R5
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class Y
Shares	900	—	—	—	900
Amount	$9,000	$—	$—	$—	$9,000
Total
Shares	2,683	—	(22)	—	2,661
Amount	$26,643	$—	$(187)	$—	$26,456

22

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Emerging Markets Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

From May 31, 2011 (commencement of operations), through October 31, 2011
A(D)	$10.00	$(0.01)	$–	$(1.77)	$(1.78)	$–	$–	$–	$–	$(1.78)	$8.22
C(D)	10.00	(0.03)	–	(1.77)	(1.80)	–	–	–	–	(1.80)	8.20
I(D)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23
R3(D)	10.00	(0.02)	–	(1.77)	(1.79)	–	–	–	–	(1.79)	8.21
R4(D)	10.00	(0.01)	–	(1.77)	(1.78)	–	–	–	–	(1.78)	8.22
R5(D)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23
Y(D)	10.00	–	–	(1.77)	(1.77)	–	–	–	–	(1.77)	8.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on May 31, 2011.
(E)	Not annualized.
(F)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

(17.80)%(E)	$5,931	1.97	%(F)	1.48	%(F)	1.47	%(F)	(0.19	)%(F)	39%
(18.00) (E)	1,909	2.71	(F)	2.22	(F)	2.20	(F)	(0.93	) (F)	–
(17.70) (E)	1,708	1.69	(F)	1.20	(F)	1.19	(F)	0.06	(F)	–
(17.90) (E)	1,642	2.38	(F)	1.85	(F)	1.83	(F)	(0.59	) (F)	–
(17.80) (E)	1,644	2.08	(F)	1.55	(F)	1.53	(F)	(0.29	) (F)	–
(17.70) (E)	1,646	1.78	(F)	1.25	(F)	1.23	(F)	0.00	(F)	–
(17.70) (E)	7,409	1.69	(F)	1.20	(F)	1.19	(F)	0.05	(F)	–	a

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Emerging Markets Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Emerging Markets Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Emerging Markets Research Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Emerging Markets Research Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $17. Foreign Source Income was $163.

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The Hartford Emerging Markets Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 31, 2011, (commencement of operations) through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$822.00	$5.69	$1,000.00	$1,014.72	$6.29	1.48%	153	365
Class C*	$1,000.00	$820.00	$8.50	$1,000.00	$1,011.62	$9.39	2.22	153	365
Class I*	$1,000.00	$823.00	$4.62	$1,000.00	$1,015.89	$5.11	1.20	153	365
Class R3*	$1,000.00	$821.00	$7.06	$1,000.00	$1,013.20	$7.81	1.85	153	365
Class R4*	$1,000.00	$822.00	$5.92	$1,000.00	$1,014.46	$6.55	1.55	153	365
Class R5*	$1,000.00	$823.00	$4.78	$1,000.00	$1,015.72	$5.28	1.25	153	365
Class Y*	$1,000.00	$823.00	$4.59	$1,000.00	$1,015.93	$5.07	1.20	153	365

* Commenced operations on May 31, 2011.

31

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on March 1, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford Emerging Markets Research Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 69 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee Wellington Management’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by Wellington Management and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

32

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including the composite performance of accounts managed by Wellington Management with investment objectives, policies and strategies substantially similar to those of the Fund. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to: (i) waive 0.10% of the Fund’s management fee until February 28, 2014; and (ii) limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.65%, 2.40%, 1.40%, 1.85%, 1.55%, 1.25% and 1.20%, respectively, through February 28, 2014. In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were in line with the Lipper peer group average at the $1 billion and $3 billion asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

33

The Hartford Emerging Markets Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future investors. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EMR11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Equity Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Equity Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Growth Allocation Fund inception 05/28/2004
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Equity Growth Allocation A#	2.92%	0.14%	4.05%
Equity Growth Allocation A##	-2.74%	-0.99%	3.26%
Equity Growth Allocation B#	2.04%	-0.61%	3.30%
Equity Growth Allocation B##	-2.96%	-0.96%	3.30%
Equity Growth Allocation C#	2.23%	-0.59%	3.32%
Equity Growth Allocation C##	1.23%	-0.59%	3.32%
Equity Growth Allocation I#	3.28%	0.50%	4.31%
Equity Growth Allocation R3#	2.66%	-0.11%	3.88%
Equity Growth Allocation R4#	2.93%	0.19%	4.09%
Equity Growth Allocation R5#	3.28%	0.49%	4.30%
S&P 500 Index	8.07%	0.25%	3.60%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Growth Allocation Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Equity Growth Allocation Fund returned 2.92%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmark, the S&P 500 Index returned 8.07%, while the average return for the Lipper Multi-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund, was 4.42%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of the S&P 500 into a more traditionally diversified portfolio with exposure to mid-cap stocks and international stocks. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs and commodities all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-caps and small-caps. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance. Unfortunately, the fund was hurt by poor performance within The Hartford Mutual Fund Family.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect.

3

The Hartford Equity Growth Allocation Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities and REITs.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.7%
SPDR Dow Jones International Real Estate ETF	0.6
SPDR Dow Jones REIT ETF	0.6
The Hartford Alternative Strategies Fund, Class Y	10.1
The Hartford Capital Appreciation Fund, Class Y	3.7
The Hartford Capital Appreciation II Fund, Class Y	1.2
The Hartford Disciplined Equity Fund, Class Y	6.1
The Hartford Dividend and Growth Fund, Class Y	1.9
The Hartford Equity Income Fund, Class Y	9.5
The Hartford Fundamental Growth Fund, Class Y	1.4
The Hartford Global Growth Fund, Class Y	0.1
The Hartford Global Research Fund, Class Y	2.6
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	2.8
The Hartford International Opportunities Fund, Class Y	2.0
The Hartford International Small Company Fund, Class Y	5.0
The Hartford International Value Fund, Class Y	5.6
The Hartford MidCap Fund, Class Y	0.2
The Hartford MidCap Value Fund, Class Y	2.8
The Hartford Small Company Fund, Class Y	1.7
The Hartford Small/Mid Cap Equity Fund, Class Y	5.5
The Hartford SmallCap Growth Fund, Class Y	7.0
The Hartford Value Fund, Class Y	19.9
The Hartford Value Opportunities Fund, Class Y	2.5
Vanguard MSCI Emerging Markets ETF	1.7
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Equity Growth Allocation Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.5%
EQUITY FUNDS - 93.5%
2,036	The Hartford Alternative Strategies Fund, Class Y●		$22,313
245	The Hartford Capital Appreciation Fund, Class Y●		8,151
209	The Hartford Capital Appreciation II Fund, Class Y●		2,753
1,018	The Hartford Disciplined Equity Fund, Class Y		13,434
222	The Hartford Dividend and Growth Fund, Class Y		4,182
1,612	The Hartford Equity Income Fund, Class Y		20,974
266	The Hartford Fundamental Growth Fund, Class Y●		3,004
14	The Hartford Global Growth Fund, Class Y●		202
623	The Hartford Global Research Fund, Class Y		5,809
233	The Hartford Growth Fund, Class Y●		4,145
228	The Hartford Growth Opportunities Fund, Class Y●		6,222
315	The Hartford International Opportunities Fund, Class Y		4,469
903	The Hartford International Small Company Fund, Class Y		11,048
1,098	The Hartford International Value Fund, Class Y		12,451
17	The Hartford MidCap Fund, Class Y●		383
541	The Hartford MidCap Value Fund, Class Y		6,120
177	The Hartford Small Company Fund, Class Y●		3,712
1,170	The Hartford Small/Mid Cap Equity Fund, Class Y		12,118
477	The Hartford SmallCap Growth Fund, Class Y●		15,506
4,024	The Hartford Value Fund, Class Y		43,901
430	The Hartford Value Opportunities Fund, Class Y		5,614
			206,511
	Total equity funds
	(cost $196,762)		$206,511

	Total investments in affiliated investment companies
	(cost $196,762)		$206,511

EXCHANGE TRADED FUNDS - 6.6%
294	Powershares DB Commodity Index Tracking Fund ●		$8,136
35	SPDR Dow Jones International Real Estate ETF		1,241
22	SPDR Dow Jones REIT ETF		1,396
92	Vanguard MSCI Emerging Markets ETF		3,833
			14,606
	Total exchange traded funds
	(cost $12,813)		$14,606

	Total long-term investments
	(cost $209,575)		$221,117

	Total investments
	(cost $209,575) ▲	100.1%	$221,117
	Other assets and liabilities	(0.1)%	(166)
	Total net assets	100.0%	$220,951

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $211,929 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,645
Unrealized Depreciation	(7,457)
Net Unrealized Appreciation	$9,188

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$206,511	$206,511	$–	$–
Exchange Traded Funds	14,606	14,606	–	–
Total	$221,117	$221,117	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $12,813)	$14,606
Investments in underlying affiliated funds, at market value (cost $196,762)	206,511
Receivables:
Investment securities sold	47
Fund shares sold	120
Other assets	52
Total assets	221,336
Liabilities:
Payables:
Investment securities purchased	75
Fund shares redeemed	218
Investment management fees	6
Administrative fees	1
Distribution fees	22
Accrued expenses	63
Total liabilities	385
Net assets	$220,951
Summary of Net Assets:
Capital stock and paid-in-capital	$244,526
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(35,117)
Unrealized appreciation of investments	11,542
Net assets	$220,951

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.28/$11.94
Shares outstanding	11,606
Net assets	$130,913
Class B: Net asset value per share	$11.02
Shares outstanding	2,350
Net assets	$25,905
Class C: Net asset value per share	$11.00
Shares outstanding	4,405
Net assets	$48,453
Class I: Net asset value per share	$11.34
Shares outstanding	52
Net assets	$585
Class R3: Net asset value per share	$11.18
Shares outstanding	348
Net assets	$3,893
Class R4: Net asset value per share	$11.24
Shares outstanding	654
Net assets	$7,347
Class R5: Net asset value per share	$11.34
Shares outstanding	340
Net assets	$3,855

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$571
Dividends from underlying affiliated funds	1,457
Total investment income	2,028

Expenses:
Investment management fees	363
Administrative services fees	23
Transfer agent fees	478
Distribution fees
Class A	355
Class B	297
Class C	541
Class R3	21
Class R4	18
Custodian fees	1
Accounting services fees	29
Registration and filing fees	97
Board of Directors' fees	6
Audit fees	11
Other expenses	43
Total expenses	2,283
Net Investment Loss	(255)
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	5
Net realized gain on investments in underlying affiliated funds	7,707
Net realized gain on investments in securities	341
Net Realized Gain on Investments	8,053
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(855)
Net Changes in Unrealized Depreciation of Investments	(855)
Net Gain on Investments	7,198
Net Increase in Net Assets Resulting from Operations	$6,943

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(255)	$(120)
Net realized gain (loss) on investments	8,053	(10,423)
Net unrealized appreciation (depreciation) of investments	(855)	45,966
Net Increase In Net Assets Resulting From Operations	6,943	35,423
Distributions to Shareholders:
From net investment income
Class A	—	(263)
Class I	—	(3)
Class R3	—	(1)
Class R4	—	(14)
Class R5	—	(32)
Total distributions	—	(313)
Capital Share Transactions:
Class A	(9,103)	(8,235)
Class B	(5,180)	(4,580)
Class C	(6,634)	(4,490)
Class I	(263)	79
Class R3	335	2,294
Class R4	309	1,486
Class R5	(388)	(2,494)
Net decrease from capital share transactions	(20,924)	(15,940)
Net Increase (Decrease) In Net Assets	(13,981)	19,170
Net Assets:
Beginning of period	234,932	215,762
End of period	$220,951	$234,932
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

12

adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$313

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(32,763)
Unrealized Appreciation †	9,188
Total Accumulated Deficit	$(23,575)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$255
Accumulated Net Realized Gain (Loss) on Investments	55
Capital Stock and Paid-In-Capital	(310)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$22,185
2018	10,578
Total	$32,763

As of October 31, 2011, the Fund utilized $9,623 of prior year capital loss carryforwards.

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.75%	1.45%	1.15%

14

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $591 and contingent deferred sales charges of $54 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $36.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$84,105
Sales Proceeds Excluding U.S. Government Obligations	104,746

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,819	—	(2,608)	—	(789)	2,016	25	(2,865)	—	(824)
Amount	$21,471	$—	$(30,574)	$—	$(9,103)	$20,554	$258	$(29,047)	$—	$(8,235)
Class B
Shares	44	—	(490)	—	(446)	41	—	(497)	—	(456)
Amount	$496	$—	$(5,676)	$—	$(5,180)	$411	$—	$(4,991)	$—	$(4,580)
Class C
Shares	664	—	(1,242)	—	(578)	631	—	(1,087)	—	(456)
Amount	$7,697	$—	$(14,331)	$—	$(6,634)	$6,342	$—	$(10,832)	$—	$(4,490)
Class I
Shares	39	—	(61)	—	(22)	33	—	(26)	—	7
Amount	$467	$—	$(730)	$—	$(263)	$340	$3	$(264)	$—	$79
Class R3
Shares	142	—	(119)	—	23	319	—	(94)	—	225
Amount	$1,696	$—	$(1,361)	$—	$335	$3,253	$1	$(960)	$—	$2,294
Class R4
Shares	208	—	(177)	—	31	230	1	(89)	—	142
Amount	$2,396	$—	$(2,087)	$—	$309	$2,376	$14	$(904)	$—	$1,486
Class R5
Shares	79	—	(112)	—	(33)	109	3	(348)	—	(236)
Amount	$943	$—	$(1,331)	$—	$(388)	$1,108	$33	$(3,635)	$—	$(2,494)
Total
Shares	2,995	—	(4,809)	—	(1,814)	3,379	29	(5,006)	—	(1,598)
Amount	$35,166	$—	$(56,090)	$—	$(20,924)	$34,384	$309	$(50,633)	$—	$(15,940)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	40	$475
For the Year Ended October 31, 2010	41	$417

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Equity Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$10.96	$0.02	$–	$0.30	$0.32	$–	$–	$–	$–	$0.32	$11.28
B	10.80	(0.08)	–	0.30	0.22	–	–	–	–	0.22	11.02
C	10.76	(0.07)	–	0.31	0.24	–	–	–	–	0.24	11.00
I	10.98	0.09	–	0.27	0.36	–	–	–	–	0.36	11.34
R3	10.89	(0.01)	–	0.30	0.29	–	–	–	–	0.29	11.18
R4	10.92	0.02	–	0.30	0.32	–	–	–	–	0.32	11.24
R5	10.98	0.06	–	0.30	0.36	–	–	–	–	0.36	11.34

For the Year Ended October 31, 2010 (E)
A	9.35	0.02	–	1.61	1.63	(0.02)	–	–	(0.02)	1.61	10.96
B	9.27	(0.06)	–	1.59	1.53	–	–	–	–	1.53	10.80
C	9.23	(0.05)	–	1.58	1.53	–	–	–	–	1.53	10.76
I	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98
R3	9.31	(0.01)	–	1.60	1.59	(0.01)	–	–	(0.01)	1.58	10.89
R4	9.32	0.03	–	1.60	1.63	(0.03)	–	–	(0.03)	1.60	10.92
R5	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98

For the Year Ended October 31, 2009 (E)
A	8.29	0.08	–	1.14	1.22	(0.08)	(0.08)	–	(0.16)	1.06	9.35
B	8.19	0.03	–	1.13	1.16	–	(0.08)	–	(0.08)	1.08	9.27
C	8.19	0.04	–	1.10	1.14	(0.02)	(0.08)	–	(0.10)	1.04	9.23
I	8.31	0.89	–	0.36	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36
R3	8.25	0.06	–	1.14	1.20	(0.06)	(0.08)	–	(0.14)	1.06	9.31
R4	8.27	0.07	–	1.15	1.22	(0.09)	(0.08)	–	(0.17)	1.05	9.32
R5	8.31	0.10	–	1.15	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (E)
A	15.55	0.01	–	(5.82)	(5.81)	(0.55)	(0.90)	–	(1.45)	(7.26)	8.29
B	15.40	(0.09)	–	(5.76)	(5.85)	(0.46)	(0.90)	–	(1.36)	(7.21)	8.19
C	15.39	(0.08)	–	(5.76)	(5.84)	(0.46)	(0.90)	–	(1.36)	(7.20)	8.19
I	15.59	(0.03)	–	(5.75)	(5.78)	(0.60)	(0.90)	–	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	–	(5.80)	(5.82)	(0.55)	(0.90)	–	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	–	(5.74)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	–	(5.76)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	–	2.83	2.86	(0.24)	(0.28)	–	(0.52)	2.34	15.55
B	13.10	(0.07)	–	2.81	2.74	(0.16)	(0.28)	–	(0.44)	2.30	15.40
C	13.10	(0.07)	–	2.80	2.73	(0.16)	(0.28)	–	(0.44)	2.29	15.39
I	13.22	0.19	–	2.71	2.90	(0.25)	(0.28)	–	(0.53)	2.37	15.59
R3(F)	13.24	(0.05)	–	2.33	2.28	–	–	–	–	2.28	15.52
R4(F)	13.24	(0.02)	–	2.34	2.32	–	–	–	–	2.32	15.56
R5(F)	13.24	(0.01)	–	2.37	2.36	–	–	–	–	2.36	15.60

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

2.92%		$130,913	0.69%		0.69%		0.69%		0.15%		35%
2.04		25,905	1.50		1.50		1.50		(0.65)		–
2.23		48,453	1.41		1.41		1.41		(0.57)		–
3.28		585	0.32		0.32		0.32		0.62		–
2.66		3,893	0.93		0.93		0.93		(0.12)		–
2.93		7,347	0.63		0.63		0.63		0.23		–
3.28		3,855	0.33		0.33		0.33		0.51		–

17.45		135,854	0.70		0.70		0.70		0.22		24
16.50		30,196	1.52		1.52		1.52		(0.60)		–
16.58		53,634	1.43		1.43		1.43		(0.51)		–
17.87		808	0.32		0.32		0.32		0.65		–
17.04		3,543	0.93		0.93		0.93		(0.07)		–
17.50		6,806	0.63		0.63		0.63		0.30		–
17.93		4,091	0.32		0.32		0.32		0.67		–

15.20		123,640	0.79		0.72		0.72		1.03		26
14.51		30,159	1.68		1.34		1.34		0.41		–
14.33		50,218	1.53		1.47		1.47		0.56		–
15.77		626	0.28		0.28		0.28		9.91		–
15.05		933	0.96		0.96		0.96		0.76		–
15.40		4,482	0.65		0.65		0.65		0.82		–
15.73		5,704	0.34		0.34		0.34		1.26		–

(40.92)		113,006	0.69		0.68		0.68		0.05		10
(41.40)		28,322	1.52		1.49		1.49		(0.72)		–
(41.35)		45,209	1.43		1.43		1.43		(0.66)		–
(40.73)		668	0.30		0.30		0.30		(0.29)		–
(41.10)		699	0.95		0.95		0.95		(0.13)		–
(40.92)		2,389	0.64		0.64		0.64		(0.40)		–
(40.78)		1,526	0.34		0.34		0.34		(0.26)		–

22.39		173,379	0.69		0.69		0.69		(0.06)		37
21.58		47,743	1.52		1.37		1.37		(0.72)		–
21.50		74,047	1.42		1.37		1.37		(0.72)		–
22.75		64	0.39		0.37		0.37		(0.15)		–
17.22	(G)	952	0.97	(H)	0.96	(H)	0.96	(H)	(0.91	)(H)	–
17.52	(G)	456	0.71	(H)	0.69	(H)	0.69	(H)	(0.64	)(H)	–
17.82	(G)	77	0.42	(H)	0.38	(H)	0.38	(H)	(0.33	)(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Equity Growth Allocation Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$874.40	$3.31	$1,000.00	$1,021.67	$3.58	0.70%	184	365
Class B	$1,000.00	$870.50	$7.10	$1,000.00	$1,017.61	$7.66	1.51	184	365
Class C	$1,000.00	$871.60	$6.69	$1,000.00	$1,018.06	$7.21	1.42	184	365
Class I	$1,000.00	$875.70	$1.62	$1,000.00	$1,023.48	$1.75	0.34	184	365
Class R3	$1,000.00	$872.80	$4.44	$1,000.00	$1,020.46	$4.79	0.94	184	365
Class R4	$1,000.00	$874.70	$3.02	$1,000.00	$1,021.98	$3.26	0.64	184	365
Class R5	$1,000.00	$876.40	$1.58	$1,000.00	$1,023.52	$1.71	0.34	184	365

25

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Equity Growth Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund has improved.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EGA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Equity Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview 8/28/03 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Equity Income A#	9.87%	1.88%	6.26%
Equity Income A##	3.83%	0.74%	5.53%
Equity Income B#	8.94%	1.07%	NA*
Equity Income B##	3.94%	0.71%	NA*
Equity Income C#	9.13%	1.14%	5.51%
Equity Income C##	8.13%	1.14%	5.51%
Equity Income I#	10.24%	2.17%	6.45%
Equity Income R3#	9.49%	1.58%	6.28%
Equity Income R4#	9.87%	1.88%	6.48%
Equity Income R5#	10.16%	2.20%	6.68%
Equity Income Y#	10.33%	2.31%	6.75%
Russell 1000 Value Index	6.16%	-2.05%	5.04%

#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.
Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

The benchmark inception return is as of 8/31/03.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Equity Income Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?
The Class A shares of The Hartford Equity Income Fund returned 9.87%, before sales charges, for the twelve-month period ended October 31, 2011, outperforming its benchmark, the Russell 1000 Value Index, which returned 6.16% for the same period. The Fund also outperformed the 7.43% return of the average fund in the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade U.S. government long-term debt. Following the difficult third quarter, equity markets surged ahead in October, as solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors enthusiasm for stocks.

Nine of the ten sectors within the Russell 1000 Value Index posted positive returns. Energy (+23%), Utilities (+15%), and Health Care (+12%) gained the most while Financials (-6%) was the one sector to decline during the period.

The Fund’s outperformance versus its benchmark was primarily due to security selection. Strong selection in Financials, Information Technology, Consumer Discretionary, and Energy more than offset weaker selection in Health Care, Industrials, and Utilities on a relative basis. Sector allocation, a fall-out of our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to relative performance (i.e. performance of the Fund as measured against the benchmark), in part due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Staples.

Among the top contributors to benchmark-relative returns were Bank of America (Financials), Citigroup (Financials), and Marsh & McLennan (Financials). Not owning Bank of America was beneficial as the stock declined amid negative headlines regarding litigation uncertainty related to its ownership of Countrywide Financial. A large investment by Warren Buffet was not enough to convince investors to buy as the stock finished down for the period. The Fund also benefitted from not owning shares of Citigroup, whose stock was negatively impacted by the tumultuous financial markets during the period. Shares of Marsh & McLennan, a U.S.-based global brokerage company providing advice and solutions in risk, strategy, and human capital, gained on expectations of strong earnings growth as well as on news of management changes that were viewed positively. Stocks that contributed most to absolute returns included Chevron (Energy) and Exxon Mobil (Energy).

Among the top detractors from relative returns were Cisco Systems (Information Technology), 3M (Industrials), and Credit Suisse (Financials). Cisco Systems was added to the Russell 1000 Value Index in June 2011 as part of its annual reconstitution. Not owning shares of Cisco Systems, a networking equipment provider, detracted from relative results as the company’s shares rose subsequent to their index addition after Cisco Systems reported that it was cutting 11,500 jobs in an effort to slash costs and increase revenue growth. Shares of 3M, a global diversified manufacturing company fell, despite a strong earnings report and improved guidance, due to macroeconomic weakness and ongoing concerns over the company’s small optical films business. Shares of Credit Suisse, which were eliminated in the latter part of the period, fell sharply on concerns over the potential impact of European sovereign debt issues. Top detractors from absolute performance included JPMorgan (Financials).

What is the outlook?
Economic momentum remained sluggish in recent months, with the most notable disappointments being the lack of jobs growth in the U.S. and the tenuous economic and political climate in Europe. During the final month of the period, we believe the market responded to developments in Europe, which were perceived as catalysts for moving the continent’s healing process forward, though things may get worse before they get better. In the months ahead, we will be watching closely. We also will be paying attention to developments that can influence how we position the portfolio stock by stock;

3

The Hartford Equity Income Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

including continued rebuilding efforts in Japan, an easing of commodity price pressure, less uncertainty around banking reform, higher U.S. auto production, stronger U.S. capital spending, and potential progress from Congress toward long-term fiscal deficit reduction.

Throughout this period we have maintained our focus on investing in companies with what we believe are solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight Consumer Staples, Industrials, and Energy. Our largest underweights were Financials, Consumer Discretionary, and Health Care, relative to the Russell 1000 Value index.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Banks (Financials)	8.2%
Capital Goods (Industrials)	11.3
Commercial & Professional Services (Industrials)	1.9
Consumer Durables & Apparel (Consumer Discretionary)	0.9
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	4.0
Energy (Energy)	13.1
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	8.9
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	8.1
Materials (Materials)	3.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.4
Retailing (Consumer Discretionary)	4.0
Semiconductors & Semiconductor Equipment (Information Technology)	6.4
Software & Services (Information Technology)	1.7
Telecommunication Services (Services)	3.6
Utilities (Utilities)	6.1
Short-Term Investments	2.9
Other Assets and Liabilities	0.4
Total	100.0%

4

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Banks - 8.2%
338	BB&T Corp.	$7,880
189	M&T Bank Corp.	14,420
480	PNC Financial Services Group, Inc.	25,798
649	US Bancorp	16,597
1,250	Wells Fargo & Co.	32,374
		97,069
	Capital Goods - 11.3%
368	3M Co.	29,040
252	Eaton Corp.	11,295
1,282	General Electric Co.	21,414
372	Illinois Tool Works, Inc.	18,090
42	Lockheed Martin Corp.	3,211
97	PACCAR, Inc.	4,177
101	Schneider Electric S.A.	5,945
300	Stanley Black & Decker, Inc.	19,129
474	Tyco International Ltd.	21,572
		133,873
	Commercial & Professional Services - 1.9%
384	Republic Services, Inc.	10,917
339	Waste Management, Inc.	11,154
		22,071
	Consumer Durables & Apparel - 0.9%
373	Mattel, Inc.	10,534

	Consumer Services - 1.4%
175	McDonald's Corp.	16,230

	Diversified Financials - 4.0%
102	BlackRock, Inc.	16,117
893	JP Morgan Chase & Co.	31,054
		47,171
	Energy - 13.1%
520	Chevron Corp.	54,573
207	ConocoPhillips Holding Co.	14,387
493	Exxon Mobil Corp.	38,531
264	Occidental Petroleum Corp.	24,490
633	Royal Dutch Shell plc B Shares	22,718
		154,699
	Food & Staples Retailing - 1.4%
520	Sysco Corp.	14,403
64	Walgreen Co.	2,135
		16,538
	Food, Beverage & Tobacco - 8.9%
395	Altria Group, Inc.	10,885
425	General Mills, Inc.	16,364
658	Kraft Foods, Inc.	23,156
327	PepsiCo, Inc.	20,566
267	Philip Morris International, Inc.	18,662
449	Unilever N.V. NY Shares ADR	15,514
		105,147
	Household & Personal Products - 2.2%
263	Kimberly-Clark Corp.	18,364
113	Procter & Gamble Co.	7,256
		25,620
	Insurance - 8.1%
368	ACE Ltd.	26,574
371	Chubb Corp.	24,860
1,159	Marsh & McLennan Cos., Inc.	35,473
156	Swiss Re Ltd.	8,524
		95,431
	Materials - 3.1%
224	E.I. DuPont de Nemours & Co.	10,753
265	Nucor Corp.	10,019
188	Sherwin-Williams Co.	15,566
		36,338
	Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
280	AstraZeneca plc ADR	13,420
607	Johnson & Johnson	39,081
1,019	Merck & Co., Inc.	35,142
1,857	Pfizer, Inc.	35,756
		123,399
	Retailing - 4.0%
934	Home Depot, Inc.	33,448
641	Lowe's Co., Inc.	13,474
		46,922
	Semiconductors & Semiconductor Equipment - 6.4%
629	Analog Devices, Inc.	22,995
1,081	Intel Corp.	26,533
529	Maxim Integrated Products, Inc.	13,849
376	Xilinx, Inc.	12,574
		75,951
	Software & Services - 1.7%
780	Microsoft Corp.	20,774

	Telecommunication Services - 3.6%
1,008	AT&T, Inc.	29,532
465	Vodafone Group plc ADR	12,957
		42,489
	Utilities - 6.1%
219	American Electric Power Co., Inc.	8,583
127	Dominion Resources, Inc.	6,552
176	NextEra Energy, Inc.	9,901
273	Northeast Utilities	9,451
96	PG&E Corp.	4,118
113	PPL Corp.	3,325
516	UGI Corp.	14,802
609	Xcel Energy, Inc.	15,745
		72,477
	Total common stocks
	(cost $1,031,433)	$1,142,733

	Total long-term investments
	(cost $1,031,433)	$1,142,733

SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreements - 2.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,042,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $2,083)
$2,042	0.11%, 10/31/2011	$2,042

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.9% - (continued)
Repurchase Agreements - 2.9% - (continued)
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $19,500, collateralized by
	FNMA 5.50%, 2041, GNMA 4.00%, 2040,
	U.S. Treasury Bond 8.13%, 2021, U.S.
	Treasury Note 2.50% - 3.63%, 2015 -
	2020, value of $19,890)
$19,500	0.11%, 10/31/2011		$19,500
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,757,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $2,812)
2,757	0.11%, 10/31/2011		2,757
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $–, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $9,495,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $9,685)
9,495	0.11%, 10/31/2011		9,495
			33,794
	Total short-term investments
	(cost $33,794)		$33,794

	Total investments
	(cost $1,065,227) ▲	99.6%	$1,176,527
	Other assets and liabilities	0.4%	4,232
	Total net assets	100.0%	$1,180,759

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 6.6% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $1,071,039 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$143,148
Unrealized Depreciation	(37,660)
Net Unrealized Appreciation	$105,488

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	Banc of America Securities	Buy	$1,198	$1,199	11/03/2011	$(1)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$1,142,733	$1,105,546	$37,187	$–
Short-Term Investments	33,794	–	33,794	–
Total	$1,176,527	$1,105,546	$70,981	$–
Liabilities:
Foreign Currency Contracts *	1	–	1	–
Total	$1	$–	$1	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,065,227)	$1,176,527
Cash	20
Receivables:
Investment securities sold	1,199
Fund shares sold	5,335
Dividends and interest	1,508
Other assets	96
Total assets	1,184,685
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Payables:
Investment securities purchased	1,198
Fund shares redeemed	2,313
Investment management fees	163
Administrative fees	—
Distribution fees	62
Accrued expenses	189
Total liabilities	3,926
Net assets	$1,180,759
Summary of Net Assets:
Capital stock and paid-in-capital	$1,137,901
Accumulated undistributed net investment income	1,694
Accumulated net realized loss on investments and foreign currency transactions	(70,135)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	111,299
Net assets	$1,180,759

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.93/$13.68
Shares outstanding	63,924
Net assets	$826,555
Class B: Net asset value per share	$12.91
Shares outstanding	2,252
Net assets	$29,071
Class C: Net asset value per share	$12.91
Shares outstanding	6,097
Net assets	$78,710
Class I: Net asset value per share	$12.89
Shares outstanding	4,111
Net assets	$52,965
Class R3: Net asset value per share	$12.96
Shares outstanding	517
Net assets	$6,694
Class R4: Net asset value per share	$12.97
Shares outstanding	436
Net assets	$5,651
Class R5: Net asset value per share	$12.99
Shares outstanding	200
Net assets	$2,597
Class Y: Net asset value per share	$13.01
Shares outstanding	13,717
Net assets	$178,516

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$32,657
Interest	24
Less: Foreign tax withheld	(129)
Total investment income	32,552

Expenses:
Investment management fees	7,587
Administrative services fees	16
Transfer agent fees	1,399
Distribution fees
Class A	1,984
Class B	307
Class C	704
Class R3	21
Class R4	11
Custodian fees	3
Accounting services fees	148
Registration and filing fees	164
Board of Directors' fees	19
Audit fees	16
Other expenses	177
Total expenses (before waivers and fees paid indirectly)	12,556
Expense waivers	(16)
Transfer agent fee waivers	—
Commission recapture	(10)
Total waivers and fees paid indirectly	(26)
Total expenses, net	12,530
Net Investment Income	20,022
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,082
Net realized gain on foreign currency contracts	118
Net realized loss on other foreign currency transactions	(114)
Net Realized Gain on Investments and Foreign Currency Transactions	28,086
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	42,206
Net unrealized depreciation of foreign currency contracts	(1)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	42,205
Net Gain on Investments and Foreign Currency Transactions	70,291
Net Increase in Net Assets Resulting from Operations	$90,313

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$20,022	$15,146
Net realized gain on investments and foreign currency transactions	28,086	14,037
Net unrealized appreciation of investments and foreign currency transactions	42,205	76,923
Net Increase In Net Assets Resulting From Operations	90,313	106,106
Distributions to Shareholders:
From net investment income
Class A	(14,715)	(12,036)
Class B	(304)	(311)
Class C	(822)	(548)
Class I	(870)	(218)
Class R3	(68)	(13)
Class R4	(87)	(29)
Class R5	(30)	(4)
Class Y	(2,378)	(1,232)
Total distributions	(19,274)	(14,391)
Capital Share Transactions:
Class A	53,258	3,899
Class B	(4,393)	(6,727)
Class C	16,954	4,054
Class I	35,540	9,514
Class R3	4,838	1,116
Class R4	2,612	1,275
Class R5	1,792	655
Class Y	100,265	4,834
Net increase from capital share transactions	210,866	18,620
Net Increase In Net Assets	281,905	110,335
Net Assets:
Beginning of period	898,854	788,519
End of period	$1,180,759	$898,854
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,694	$1,181

The accompanying notes are an integral part of these financial statements.

10

The Hartford Equity Income Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

12

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

14

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$118	$—	$—	$—	$—	$118
Total	$—	$118	$—	$—	$—	$—	$118

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(1)	$—	$—	$—	$—	$(1)
Total	$—	$(1)	$—	$—	$—	$—	$(1)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$19,274	$14,391

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,694
Accumulated Capital Losses *	(64,322)
Unrealized Appreciation †	105,486
Total Accumulated Earnings	$42,858

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(235)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	235

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$64,322
Total	$64,322

As of October 31, 2011, the Fund utilized $27,912 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Effective November 1, 2011, accounting services fees were decreased by 0.002% for the first $10 billion of the Fund’s average daily net assets. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.17%
Class B Shares	2.00
Class C Shares	1.89
Class I Shares	0.87
Class R3 Shares	1.49
Class R4 Shares	1.18
Class R5 Shares	0.88
Class Y Shares	0.77

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $5,010 and contingent deferred sales charges of $58 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $23.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was

19

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$369,082
Sales Proceeds Excluding U.S. Government Obligations	181,069

20

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	17,418	1,128	(14,399)	—	4,147	14,147	1,023	(14,881)	—	289
Amount	$224,240	$14,411	$(185,393)	$—	$53,258	$162,465	$11,714	$(170,280)	$—	$3,899
Class B
Shares	364	23	(729)	—	(342)	168	26	(779)	—	(585)
Amount	$4,676	$292	$(9,361)	$—	$(4,393)	$1,923	$298	$(8,948)	$—	$(6,727)
Class C
Shares	2,509	58	(1,265)	—	1,302	1,194	41	(886)	—	349
Amount	$32,328	$737	$(16,111)	$—	$16,954	$13,665	$477	$(10,088)	$—	$4,054
Class I
Shares	4,348	50	(1,664)	—	2,734	1,097	16	(291)	—	822
Amount	$55,880	$629	$(20,969)	$—	$35,540	$12,694	$182	$(3,362)	$—	$9,514
Class R3
Shares	435	5	(66)	—	374	102	1	(7)	—	96
Amount	$5,641	$61	$(864)	$—	$4,838	$1,185	$13	$(82)	$—	$1,116
Class R4
Shares	350	4	(161)	—	193	118	2	(12)	—	108
Amount	$4,632	$49	$(2,069)	$—	$2,612	$1,387	$29	$(141)	$—	$1,275
Class R5
Shares	148	2	(8)	—	142	57	—	—	—	57
Amount	$1,868	$30	$(106)	$—	$1,792	$655	$4	$(4)	$—	$655
Class Y
Shares	7,871	181	(295)	—	7,757	1,929	107	(1,599)	—	437
Amount	$101,644	$2,316	$(3,695)	$—	$100,265	$22,061	$1,232	$(18,459)	$—	$4,834
Total
Shares	33,443	1,451	(18,587)	—	16,307	18,812	1,216	(18,455)	—	1,573
Amount	$430,909	$18,525	$(238,568)	$—	$210,866	$216,035	$13,949	$(211,364)	$—	$18,620

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	61	$780
For the Year Ended October 31, 2010	49	$562

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

21

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized And Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions From Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$11.99	$0.25	$–	$0.93	$1.18	$(0.24)	$–	$–	$(0.24)	$0.94	$12.93
B	11.97	0.14	–	0.93	1.07	(0.13)	–	–	(0.13)	0.94	12.91
C	11.97	0.15	–	0.94	1.09	(0.15)	–	–	(0.15)	0.94	12.91
I	11.95	0.28	–	0.94	1.22	(0.28)	–	–	(0.28)	0.94	12.89
R3	12.03	0.20	–	0.94	1.14	(0.21)	–	–	(0.21)	0.93	12.96
R4	12.03	0.25	–	0.93	1.18	(0.24)	–	–	(0.24)	0.94	12.97
R5	12.05	0.27	–	0.95	1.22	(0.28)	–	–	(0.28)	0.94	12.99
Y	12.06	0.29	–	0.95	1.24	(0.29)	–	–	(0.29)	0.95	13.01

For the Year Ended October 31, 2010
A	10.74	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	11.99
B	10.72	0.13	–	1.23	1.36	(0.11)	–	–	(0.11)	1.25	11.97
C	10.73	0.13	–	1.23	1.36	(0.12)	–	–	(0.12)	1.24	11.97
I	10.72	0.23	–	1.23	1.46	(0.23)	–	–	(0.23)	1.23	11.95
R3	10.78	0.15	–	1.27	1.42	(0.17)	–	–	(0.17)	1.25	12.03
R4	10.78	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	12.03
R5	10.79	0.21	–	1.29	1.50	(0.24)	–	–	(0.24)	1.26	12.05
Y	10.81	0.26	–	1.24	1.50	(0.25)	–	–	(0.25)	1.25	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	–	0.41	0.65	(0.26)	–	–	(0.26)	0.39	10.74
B	10.33	0.18	–	0.40	0.58	(0.19)	–	–	(0.19)	0.39	10.72
C	10.34	0.17	–	0.41	0.58	(0.19)	–	–	(0.19)	0.39	10.73
I	10.33	0.22	–	0.46	0.68	(0.29)	–	–	(0.29)	0.39	10.72
R3	10.39	0.15	–	0.47	0.62	(0.23)	–	–	(0.23)	0.39	10.78
R4	10.40	0.18	–	0.47	0.65	(0.27)	–	–	(0.27)	0.38	10.78
R5	10.40	0.28	–	0.40	0.68	(0.29)	–	–	(0.29)	0.39	10.79
Y	10.40	0.29	–	0.42	0.71	(0.30)	–	–	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	–	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	(4.81)	10.35
B	15.12	0.21	–	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	(4.79)	10.33
C	15.14	0.23	–	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	(4.80)	10.34
I	15.12	0.35	–	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	(4.79)	10.33
R3	15.21	0.27	–	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	(4.82)	10.39
R4	15.22	0.32	–	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	(4.82)	10.40
R5	15.22	0.36	–	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	(4.82)	10.40
Y	15.23	0.39	–	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	–	1.69	1.96	(0.26)	(0.54)	–	(0.80)	1.16	15.16
B	13.97	0.16	–	1.67	1.83	(0.14)	(0.54)	–	(0.68)	1.15	15.12
C	13.99	0.18	–	1.67	1.85	(0.16)	(0.54)	–	(0.70)	1.15	15.14
I	13.99	0.31	–	1.69	2.00	(0.33)	(0.54)	–	(0.87)	1.13	15.12
R3(F)	13.97	0.17	–	1.24	1.41	(0.17)	–	–	(0.17)	1.24	15.21
R4(F)	13.97	0.23	–	1.22	1.45	(0.20)	–	–	(0.20)	1.25	15.22
R5(F)	13.97	0.27	–	1.21	1.48	(0.23)	–	–	(0.23)	1.25	15.22
Y	14.07	0.31	–	1.72	2.03	(0.33)	(0.54)	–	(0.87)	1.16	15.23

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

9.87%		$826,555	1.17%		1.17%		1.17%		1.93%		18%
8.94		29,071	2.05		2.00		2.00		1.11		–
9.13		78,710	1.89		1.89		1.89		1.20		–
10.24		52,965	0.88		0.88		0.88		2.21		–
9.49		6,694	1.50		1.50		1.50		1.57		–
9.87		5,651	1.18		1.18		1.18		1.92		–
10.16		2,597	0.88		0.88		0.88		2.11		–
10.33		178,516	0.77		0.77		0.77		2.28		–

13.63		716,700	1.20		1.20		1.20		1.86		27
12.73		31,038	2.08		2.00		2.00		1.07		–
12.75		57,416	1.92		1.92		1.92		1.13		–
13.76		16,462	0.93		0.93		0.93		2.06		–
13.28		1,719	1.55		1.55		1.55		1.37		–
13.59		2,926	1.20		1.20		1.20		1.80		–
14.06		694	0.87		0.87		0.87		1.70		–
14.01		71,899	0.79		0.79		0.79		2.27		–

6.62		639,106	1.26		1.25		1.25		2.51		37
5.91		34,086	2.19		1.92		1.92		1.86		–
5.85		47,708	1.98		1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.60		1.62		–
6.58		1,456	1.21		1.21		1.21		1.84		–
6.96		8	0.89		0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		1.14		2.49		53
(28.67)		32,097	2.06		2.00		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.87		1.76		–
(27.80)		1,449	0.90		0.85		0.85		2.80		–
(28.26)		78	1.55		1.50		1.50		2.14		–
(28.03)		8	1.18		1.13		1.13		2.50		–
(27.82)		8	0.90		0.85		0.85		2.78		–
(27.80)		62,258	0.80		0.75		0.75		2.90		–

14.68		758,905	1.22		1.12		1.12		1.93		20
13.69		52,424	2.07		1.97		1.97		1.09		–
13.80		72,690	1.94		1.84		1.84		1.23		–
14.96		907	0.92		0.82		0.82		2.18		–
10.11	(G)	95	1.60	(H)	1.50	(H)	1.50	(H)	1.51	(H)	–
10.44	(G)	11	1.28	(H)	1.18	(H)	1.18	(H)	1.84	(H)	–
10.67	(G)	11	0.99	(H)	0.89	(H)	0.89	(H)	2.13	(H)	–
15.12		130,262	0.83		0.73		0.73		2.30		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Equity Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

30

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$941.70	$5.72	$1,000.00	$1,019.31	$5.95	1.17%	184	365
Class B	$1,000.00	$937.50	$9.77	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class C	$1,000.00	$938.20	$9.25	$1,000.00	$1,015.66	$9.62	1.89	184	365
Class I	$1,000.00	$943.00	$4.27	$1,000.00	$1,020.81	$4.44	0.87	184	365
Class R3	$1,000.00	$940.00	$7.30	$1,000.00	$1,017.68	$7.59	1.49	184	365
Class R4	$1,000.00	$941.90	$5.76	$1,000.00	$1,019.27	$5.99	1.18	184	365
Class R5	$1,000.00	$942.90	$4.29	$1,000.00	$1,020.79	$4.46	0.88	184	365
Class Y	$1,000.00	$943.30	$3.78	$1,000.00	$1,021.32	$3.93	0.77	184	365

31

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Equity Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

33

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-EI11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Floating Rate Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

1

The Hartford Floating Rate Fund inception 04/29/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 4/29/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Floating Rate A#	2.91%	2.66%	3.51%
Floating Rate A##	-0.18%	2.03%	3.03%
Floating Rate B#	2.00%	1.85%	2.71%
Floating Rate B##	-2.90%	1.53%	2.71%
Floating Rate C#	2.03%	1.87%	2.74%
Floating Rate C##	1.05%	1.87%	2.74%
Floating Rate I#	3.16%	2.94%	3.75%
Floating Rate R3#	2.62%	2.43%	3.41%
Floating Rate R4#	2.76%	2.62%	3.56%
Floating Rate R5#	3.07%	2.83%	3.72%
Floating Rate Y#	3.24%	2.95%	3.81%
Credit Suisse Leveraged Loan Index	3.54%	3.56%	4.25%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Floating Rate Fund returned 2.91%, before sales charges, for the twelve-month period ended October 31, 2011, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned 3.54%, and the 2.71% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The loan market returned to positive territory for the twelve-month period after October’s strong performance, where the Credit Suisse Leveraged Loan Index gained 2.59% in October 2011 alone. Over the past twelve months the loan market can be dissected into three categories: Pre-August, August, and post-August.  The record inflows into the asset class early this year coupled with bond-for-loan-repayments allowed for positive returns.  Positive performance returns for the asset class were generally completely wiped out in August – the worst month in the loan market since December 2008 – in response to the U.S. long-term debt downgrade, a string of disappointing economic news, the deteriorating situation in Europe, and the announcement by the Fed that rates will remain low into 2013. Since then, redemptions from bank loan mutual funds have stabilized (albeit still negative). U.S. economic data appears to be very slowly improving, and primary new loan issuance is less than expected loan repayments.  Overall, better-rated loans generally exhibited stability throughout the period.

Over the past twelve months our relative overweight (i.e. the Fund’s sector position was greater than the benchmark position) positioning within the price volatile vintage Leverage Buy-Out credits drove our performance as did our allocation to the High Yield market. Ultimately, we remain comfortable with the long term fundamentals and position sizes of credits in the portfolio; however, when risk is out of favor and bank loan mutual funds have meaningful redemptions, the Fund may exhibit incremental relative weakness.

What is the outlook?
Cash flow growth and low interest rates have expanded interest coverage to all time highs and capital markets access has generally allowed issuers to push out maturities and strengthen balance sheets.  At this point nearly all 2011 and 2012 maturities have either been extended or repaid, leaving relatively little in principal on which to default, at least for the next 18 months. The default rate for the index is approximately 0.32%, where the default rate in this Fund is currently approximately 0.22%. It is our expectation that defaults will remain generally around this level for the remainder of the year and revert to the historical average of roughly 3-3.5% in 2012.  Note that the loan market seems to be “pricing in” a default rate of approximately 10%, assuming a 70% recovery rate.

Despite the October rally, loans are historically cheap at current levels, but we believe volatility remains very high and the future remains uncertain as macro shocks (Europe primarily) could result in another U.S. recession.  Global de-risking would likely have a negative impact on fund flows and loan prices, and thus returns.  In this environment, a lack of liquidity could spark defaults in some issuers in the medium term.  At this time we are focusing on security selection and are making no significant portfolio changes. At the close of the period, the Fund had an allocation of approximately 5.9% net cash, and 6.5% High Yield Bonds with the balance in Bank Loans.

Distribution by Credit Quality
as of October 31, 2011

Credit Rating *	Percentage of Net Assets
Baa / BBB	0.8%
Ba / BB	26.2
B	58.9
Caa / CCC or Lower	3.8
Unrated	4.3
U.S. Government Securities	1.8
Non Debt Securities and Other Short-Term Instruments	4.3
Other Assets & Liabilities	(0.1)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2011

Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	0.0%
Common Stocks	0.1
Corporate Bonds	6.5
Senior Floating Rate Interests	87.5
Warrants	0.0
Short-Term Investments	6.0
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Floating Rate Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	1.9%
Administrative Waste Management and Remediation	5.6
Agriculture, Construction, Mining and Machinery	0.8
Agriculture, Forestry, Fishing and Hunting	0.3
Air Transportation	2.8
Arts, Entertainment and Recreation	9.1
Chemical Manufacturing	3.8
Computer and Electronic Product Manufacturing	1.1
Construction	0.3
Educational Services	0.3
Finance and Insurance	8.0
Food Manufacturing	4.4
Food Services	0.2
Health Care and Social Assistance	10.0
Health Care Providers & Services	0.2
Information	14.9
Media	0.2
Mining	0.2
Miscellaneous Manufacturing	1.4
Motor Vehicle & Parts Manufacturing	3.6
Nonmetallic Mineral Product Manufacturing	0.1
Other Services	0.6
Paper Manufacturing	0.5
Petroleum and Coal Products Manufacturing	2.2
Plastics and Rubber Products Manufacturing	1.6
Primary Metal Manufacturing	0.6
Professional, Scientific and Technical Services	2.5
Real Estate and Rental and Leasing	2.5
Retail Trade	6.9
Services	0.3
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Support Activities For Transportation	0.1
Textile Product Mills	0.3
Transit and Ground Passenger Transportation	1.2
Truck Transportation	1.0
Utilities	3.1
Wholesale Trade	1.0
Total	94.0%
Equity Securities
Consumer Durables & Apparel	0.0
Energy	0.1
Media	0.0
Utilities	0.0
Total	0.1%
Short-Term Investments	6.0
Other Assets and Liabilities	(0.1)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Helios Finance L.P.
$624	2.59%, 10/20/2014 ■Δ	$623

	Total asset & commercial mortgage backed securities
	(cost $624)	$623

CORPORATE BONDS - 6.5%
	Accommodation and Food Services - 0.1%
	MGM Mirage, Inc.
$6,500	11.13%, 11/15/2017 ‡	$7,377

	Administrative Waste Management and Remediation - 0.2%
	Energy Solutions, Inc. LLC
7,653	10.75%, 08/15/2018	7,730
	TransUnion LLC
3,000	11.38%, 06/15/2018	3,337
		11,067
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	American Seafood Group LLC
4,232	10.75%, 05/15/2016 ■	4,243

	Air Transportation - 0.2%
	Delta Air Lines, Inc.
7,186	9.50%, 09/15/2014 ■	7,617
	United Air Lines, Inc.
5,000	9.88%, 08/01/2013 ■	5,238
		12,855
	Arts, Entertainment and Recreation - 0.5%
	Bresnan Broadband Holdings LLC
6,915	8.00%, 12/15/2018 ■	7,157
	Citycenter Holdings LLC
6,000	7.63%, 01/15/2016 ■	6,240
	Echostar DBS Corp.
6,000	7.13%, 02/01/2016 ‡	6,375
	FireKeepers Development Authority
6,370	13.88%, 05/01/2015 ■	7,262
	XM Satellite Radio, Inc.
1,000	7.63%, 11/01/2018 ■	1,077
1,500	13.00%, 08/01/2013 ■	1,706
		29,817
	Chemical Manufacturing - 0.1%
	Lyondell Chemical Co.
7,043	11.00%, 05/01/2018 ‡	7,844

	Finance and Insurance - 0.9%
	CIT Group, Inc.
10,000	7.00%, 05/01/2017 ‡	10,000
	Ford Motor Credit Co.
11,427	3.875%, 01/15/2015	11,433
12,000	6.63%, 08/15/2017 ‡	13,150
	Host Marriott L.P.
2,000	6.75%, 06/01/2016	2,070
	Hub International Holdings, Inc.
4,000	9.00%, 12/15/2014 ■	3,980
	Offshore Group Investments Ltd.
4,972	11.50%, 08/01/2015 ■	5,420
	Provident Funding Associates L.P.
9,126	10.25%, 04/15/2017 ■	9,126
		55,179
	Food Manufacturing - 0.3%
	JBS USA LLC
1,422	11.63%, 05/01/2014	1,564
	Pinnacle Foods Finance LLC
7,600	9.25%, 04/01/2015 ‡	7,866
	Smithfield Foods, Inc.
7,000	10.00%, 07/15/2014 ‡	8,138
		17,568
	Food Services - 0.2%
	ARAMARK Holdings Corp.
10,556	8.63%, 05/01/2016 ■Þ	10,952

	Health Care and Social Assistance - 0.5%
	Alere, Inc.
4,790	7.88%, 02/01/2016 ‡	4,742
	Select Medical Corp.
6,340	7.63%, 02/01/2015	5,896
	Valeant Pharmaceuticals International
7,000	6.50%, 07/15/2016 ■	7,000
3,000	6.88%, 12/01/2018 ■	2,989
	Warner Chilcott, Inc.
7,071	7.75%, 09/15/2018	7,371
		27,998
	Information - 0.6%
	Frontier Communications Corp.
4,000	8.25%, 04/15/2017	4,270
	Intelsat Jackson Holdings Ltd.
6,000	8.50%, 11/01/2019 ‡	6,285
	Level 3 Financing, Inc.
10,826	4.20%, 02/15/2015 ‡Δ	9,933
	Wind Acquisition Finance S.A
4,940	7.25%, 02/15/2018 ■	4,767
3,500	11.75%, 07/15/2017 ■	3,465
	Windstream Corp.
6,500	7.88%, 11/01/2017 ‡	7,020
		35,740
	Mining - 0.1%
	FMG Resources Pty Ltd.
2,000	7.00%, 11/01/2015 ■	2,000
4,767	8.25%, 11/01/2019 ■	4,815
		6,815
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Issuer, Inc.
8,182	7.13%, 04/15/2019 ■	8,346
3,000	7.88%, 08/15/2019 ■	3,135
		11,481
	Motor Vehicle & Parts Manufacturing - 0.2%
	American Axle & Manufacturing, Inc.
7,972	9.25%, 01/15/2017 ■	8,689

	Nonmetallic Mineral Product Manufacturing - 0.1%
	Ardagh Packaging Finance
5,700	7.38%, 10/15/2017 ■	5,871

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 6.5% - (continued)
	Paper Manufacturing - 0.2%
	Georgia-Pacific LLC
$6,980	9.50%, 12/01/2011 ‡	$7,020
	Mercer International, Inc.
4,812	9.50%, 12/01/2017 ‡	4,872
		11,892
	Petroleum and Coal Products Manufacturing - 0.2%
	Chesapeake Energy Corp.
4,333	6.88%, 08/15/2018 ‡	4,647
	Western Refining, Inc.
7,850	10.75%, 06/15/2014 ■Δ	8,282
		12,929
	Plastics and Rubber Products Manufacturing - 0.1%
	Sealed Air Corp.
4,146	8.13%, 09/15/2019 ■	4,498

	Primary Metal Manufacturing - 0.1%
	Novelis, Inc.
6,973	8.38%, 12/15/2017 ‡	7,531

	Professional, Scientific and Technical Services - 0.3%
	Affinion Group, Inc.
20,039	11.50%, 10/15/2015	17,935

	Real Estate and Rental and Leasing - 0.2%
	Ashtead Capital, Inc.
8,638	9.00%, 08/15/2016 ■	8,983

	Retail Trade - 0.2%
	Nebraska Book Co.
5,000	10.00%, 12/01/2011 Ψ	4,695
	Toys R Us, Inc.
8,000	7.38%, 09/01/2016 ■	8,120
		12,815
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Yankee Acquisition Corp.
6,345	8.50%, 02/15/2015 ‡	6,472
3,500	9.75%, 02/15/2017 ╦	3,412
	Yankee Candle Co.
4,082	10.25%, 02/15/2016	3,756
		13,640
	Support Activities For Transportation - 0.1%
	Reynolds Group Escrow
3,000	8.75%, 10/15/2016 ■	3,154

	Utilities - 0.4%
	Calpine Corp.
10,000	7.25%, 10/15/2017 ■	10,400
	NRG Energy, Inc.
10,750	7.63%, 01/15/2018 ■	10,884
		21,284
	Wholesale Trade - 0.2%
	Spectrum Brands, Inc.
9,000	9.50%, 06/15/2018	9,990

	Total corporate bonds
	(cost $375,879)	$378,147

SENIOR FLOATING RATE INTERESTS ♦ - 87.5%
	Accommodation and Food Services - 1.8%
	Caesars Entertainment Operating Co., Inc.
29,533	9.50%, 10/31/2016 ±	29,743
	Harrah's Operating Co., Inc., Term B-1 Loans
56,000	3.42%, 01/28/2015 ±	49,233
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
5,184	2.84%, 11/23/2016 ±	4,986
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan 2
1,277	2.84%, 11/23/2015 ±	1,228
	Las Vegas Sands LLC, Extended Term Loan
23,275	2.84%, 11/23/2016 ±	22,388
		107,578
	Administrative Waste Management and Remediation - 5.4%
	Acosta, Inc.
40,898	4.75%, 03/01/2018 ±	40,105
	Affinion Group, Inc., Tranche B Term Loan
70,375	5.00%, 10/09/2016 ±	64,614
	Energy Solutions, Inc.
24,357	6.25%, 08/12/2016 ±	23,870
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
16,396	6.50%, 08/04/2016 ±	15,972
	InVentiv Health, Inc., Term Loan B2
15,516	6.75%, 05/15/2018 ±	15,322
	Ipreo Holdings LLC
12,000	8.00%, 08/17/2017 ±	11,700
	Nana Development Corp.
19,750	6.50%, 07/22/2016 ±	19,158
	NexTag, Inc.
14,438	7.00%, 01/28/2016 ±⌂	13,836
	Ozburn-Hessey Holding Co. LLC
11,426	7.51%, 05/08/2016 ±	10,045
	Servicemaster Co., Delayed Draw Term Loan
3,574	2.75%, 07/24/2014 ±	3,413
	Servicemaster Co., Term Loan B
40,845	2.76%, 07/24/2014 ±	39,007
	SI Organization, Inc.
10,918	4.50%, 11/19/2016 ±	10,262
	Smile Brands Group, Inc.
10,404	7.00%, 12/21/2017 ±	10,300
	Synagro Technologies, Inc.
14,354	2.25%, 03/28/2014 ±⌂	12,512
	TransUnion LLC
16,646	4.75%, 02/10/2018 ±	16,511
	Volume Services America, Inc.
9,651	10.50%, 09/16/2016 ±⌂	9,490
		316,117
	Agriculture, Construction, Mining and Machinery - 0.8%
	Intelligrated, Inc.
12,513	7.50%, 02/18/2017 ±⌂	12,200
	Kion Group GMBH, Facility B
10,006	3.75%, 12/23/2014 ±	8,268
	Kion Group GMBH, Facility C
10,006	4.00%, 12/23/2015 ±	8,318

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Agriculture, Construction, Mining and Machinery - 0.8% - (continued)
	Nacco Material Handling Group
$7,197	2.08%, 03/22/2013 ±	$7,017
	Nortek, Inc.
12,438	5.25%, 04/26/2017 ±	12,189
		47,992
	Agriculture, Forestry, Fishing and Hunting - 0.2%
	WM Bolthouse Farms, Inc.
11,875	9.50%, 08/11/2016 ±	11,756

	Air Transportation - 2.6%
	AWAS Aviation Holdings LLC
7,854	5.25%, 05/12/2016 ±	7,854
	Delta Air Lines, Inc., New Term Loan
4,102	4.25%, 03/07/2016 ±	3,887
	Delta Air Lines, Inc., Term Loan
39,083	5.50%, 04/14/2017 ±	37,976
	Macquarie Aircraft Leasing Finance S.A., First Lien Term Loan
11,691	1.75%, 11/29/2013 ±⌂	10,463
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
10,646	4.25%, 11/29/2013 ±⌂	9,901
	United Air Lines, Inc.
56,588	2.25%, 02/01/2014 ±	54,608
	US Airways Group, Inc.
29,182	2.75%, 03/23/2014 ±☼	25,213
		149,902
	Arts, Entertainment and Recreation - 8.6%
	24 Hour Fitness Worldwide, Inc.
34,081	6.75%, 04/15/2016 ±	32,704
	AMC Entertainment Holdings, Inc.
18,696	5.35%, 06/13/2012 ±Þ	18,368
	Busch Entertainment Corp.
10,999	4.00%, 08/17/2017 ±	10,916
	Caribe Information Investment, Inc.
12,004	0.00%, 03/29/2013 ⌂●	2,161
	Cedar Fair L.P.
15,042	4.00%, 12/15/2017 ±	15,017
	Cengage
44,764	2.50%, 07/05/2014 ±	38,665
	Cenveo, Inc.
17,938	6.25%, 12/21/2016 ±	17,586
	Chester Downs and Marina LLC, Incremental Term Loan
2,351	12.38%, 07/31/2016 ±	2,356
	Chester Downs and Marina LLC, Loan
12,373	12.38%, 07/31/2016 ±	12,404
	Clear Channel Communications, Inc.
51,000	3.90%, 11/13/2015 ±	39,879
	Clubcorp Club Operations, Inc.
19,336	6.00%, 11/30/2016 ±	19,131
	Cumulus Media, Inc., Second Lien Term Loan
4,000	7.50%, 09/16/2019 ±	3,880
	Cumulus Media, Inc., Term Loan B
41,035	5.75%, 09/17/2018 ±	40,522
	Dex Media West LLC
10,864	7.00%, 10/24/2014 ±	6,627
	F & W Publications, Inc., New Term Loan
3,718	7.75%, 06/09/2014 ±⌂	2,974
	F & W Publications, Inc., Second Lien Term Loan
1,845	15.00%, 12/09/2014 ±⌂Þ	554
	Gatehouse Media Operating, Inc., Delayed Draw Term Loan
3,274	2.25%, 08/05/2014 ±	790
	Gatehouse Media Operating, Inc., Initial Term Loan
11,741	2.25%, 08/05/2014 ±	2,832
	Golden Nugget, Inc., Delayed Draw Term Loan
1,441	3.25%, 06/22/2014 ±Þ	1,153
	Golden Nugget, Inc., Term Facility
2,531	3.25%, 06/22/2014 ±Þ	2,025
	Penton Media, Inc.
8,831	5.00%, 08/01/2014 ±⌂Þ	5,376
	Pittsburgh Gaming Holdings L.P.
11,965	12.00%, 06/30/2015 ±	12,384
	R.H. Donnelley, Inc.
5,448	9.00%, 10/24/2014 ±	2,231
	San Juan Cable LLC
19,825	6.00%, 06/15/2018 ±	19,280
	Sinclair Television Group
9,541	4.00%, 10/28/2016 ±	9,532
	Six Flags, Inc.
28,123	5.25%, 06/30/2016 ±	28,164
	Spanish Broadcasting System, Inc.
11,711	2.00%, 06/10/2012 ±	10,393
	Univision Communications, Inc.
98,577	4.50%, 03/31/2017 ±	89,423
	Venetian Macau Ltd., Term Loan B Add-On
12,328	4.75%, 05/25/2013 ±	12,279
	Venetian Macau Ltd., Term Loan B Delayed Draw
10,914	4.75%, 05/25/2012 ±	10,871
	Venetian Macau Ltd., Term Loan B Funded Loan
18,732	4.75%, 05/25/2013 ±	18,658
	Venetian Orient Ltd., Term Loan Facility I
8,473	4.75%, 05/17/2015 ±	8,408
	Venetian Orient Ltd., Term Loan Facility II
3,384	2.00%, 05/17/2015 ±☼	3,358
		500,901
	Chemical Manufacturing - 3.7%
	Hexion Specialty Chemicals, Tranche C-1B Term Loan Ext
66,777	4.00%, 05/05/2015 ±☼	63,271
	Hexion Specialty Chemicals, Tranche C-2B Term Loan Ext
27,433	4.13%, 05/05/2015 ±☼	25,993
	Hexion Specialty Chemicals, Tranche C-4B Term Loan Ext
2,574	4.06%, 05/05/2015 ±	2,420
	Hexion Specialty Chemicals, Tranche C-5B Term Loan Ext
958	4.13%, 05/05/2015 ±	904

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Chemical Manufacturing - 3.7% - (continued)
	Hexion Specialty Chemicals, Tranche C-6B Term Loan Ext
EUR 1,804	5.29%, 05/05/2015 ±	$2,321
	Ineos Group, New Term Loan B-2
27,858	7.50%, 12/16/2013 ±	28,410
	Ineos Group, New Term Loan C-2
32,014	8.00%, 12/16/2014 ±	32,807
	Norit N.V., Inc.
11,875	6.75%, 07/01/2017 ±	11,727
	Univar, Inc.
36,545	5.00%, 06/30/2017 ±	35,650
	Utex Industries, Inc.
12,266	6.50%, 12/17/2016 ±⌂	12,020
		215,523
	Computer and Electronic Product Manufacturing - 1.1%
	API Technologies Corp.
7,478	7.75%, 06/01/2016 ±	7,141
	Encompass Digital Media, Inc.
9,453	7.75%, 02/28/2016 ±	9,216
	Freescale Semiconductor, Inc.
30,164	4.49%, 12/01/2016 ±	28,942
	SRA International, Inc.
17,750	6.50%, 07/20/2018 ±	16,752
		62,051
	Construction - 0.3%
	Brock Holdings, Inc.
15,441	6.00%, 03/16/2017 ±	14,669
2,000	8.25%, 03/16/2018 ◊☼	1,840
		16,509
	Educational Services - 0.3%
	Meritas Schools Holdings LLC, Second Lien Term Loan
7,200	11.50%, 01/29/2018 ±⌂	7,020
	Meritas Schools Holdings LLC, Term Loan B
9,750	7.50%, 07/29/2017 ±⌂	9,506
		16,526
	Finance and Insurance - 7.1%
	Asurion Corp., Second Lien Term Loan
8,634	9.00%, 05/24/2019 ±	8,441
	Asurion Corp., Term Loan
46,039	5.50%, 05/24/2018 ±	45,291
	BNY Convergex Group LLC, 1st Lien Eze Borrower Term Loan Committment
4,985	5.25%, 12/17/2016 ±	4,946
	BNY Convergex Group LLC, 1st Lien Top Borrower Term Loan Committment
11,880	5.25%, 12/17/2016 ±	11,786
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
1,440	8.75%, 12/17/2017 ±	1,433
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
3,432	8.75%, 12/17/2017 ±	3,415
	Capital Automotive L.P.
30,024	5.00%, 03/11/2017 ±	29,386
	Chrysler Group LLC
71,466	6.00%, 05/24/2017 ±	66,999
	Evertec, Inc.
7,746	5.25%, 09/30/2016 ±	7,604
	Fortress Investment Group LLC
13,613	5.75%, 10/07/2015 ±	13,500
	HMSC Corp.
7,564	2.50%, 04/03/2014 ±⌂	5,673
	Hub International Holdings, Inc., Delayed Draw Term Loan
2,521	2.87%, 06/12/2014 ±	2,420
	Hub International Holdings, Inc., Initial Term Loan
11,912	2.87%, 06/14/2014 ±	11,435
	Hub International Holdings, Inc., Term Loan B Add-On
13,463	6.75%, 06/13/2014 ±	13,253
	Interactive Data Corp.
29,833	4.50%, 02/11/2018 ±	29,596
	MacAndrews Amg Holdings LLC
5,762	6.13%, 04/17/2012 ±⌂	5,474
	Nuveen Investments, Inc., Extended First Lien Term Loan
53,142	5.89%, 05/13/2017 ±	50,910
	Nuveen Investments, Inc., Second Lien Term Loan
10,785	12.50%, 07/31/2015 ±	11,122
	Nuveen Investments, Inc., Term Loan
38,202	3.39%, 11/13/2014 ±	36,889
	Ocwen Financial Corp.
17,550	7.00%, 09/01/2016 ±	17,462
	Springleaf Financial Funding Co.
41,000	5.50%, 05/10/2017 ±	37,427
		414,462
	Food Manufacturing - 4.1%
	American Seafood Group LLC
20,705	4.25%, 03/16/2018 ±	20,043
	Dean Foods Co., Extended Term Loan
5,955	3.37%, 04/02/2016 ±	5,774
	Dean Foods Co., Term B 2017 Extended
3,960	3.52%, 04/02/2017 ±	3,848
	Dean Foods Co., Term Loan B
16,868	1.87%, 03/29/2014 ±	16,207
	Del Monte Corp.
60,923	4.50%, 03/08/2018 ±	59,096
	Dole Food Co., Inc., Term Loan B2
7,564	5.05%, 07/08/2018 ±	7,539
	Dole Food Co., Inc., Term Loan C2
14,048	5.03%, 07/08/2018 ±	14,000
	Farley's & Sathers Candy Co., Inc.
3,975	6.50%, 03/31/2018 ±⌂	3,935
	JBS USA LLC
16,529	4.25%, 05/31/2018 ±	16,198
	Pinnacle Foods
27,649	2.77%, 03/30/2014 ±	27,148
	Roundy's Supermarkets, Inc., Second Lien Term Loan
5,500	10.00%, 04/16/2016 ±☼	5,411
	Roundy's Supermarkets, Inc., Term Loan B Extended
49,820	3.74%, 11/03/2013 ±	49,446

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Food Manufacturing - 4.1% - (continued)
	Shearer's Foods, Inc.
$11,695	7.50%, 03/31/2015 ±	$11,110
		239,755
	Health Care and Social Assistance - 9.5%
	Accentcare, Inc.
7,222	6.50%, 12/22/2016 ±⌂	6,536
	Alere, Inc.
16,240	4.50%, 06/27/2017 ±	15,912
	Ardent Health Services LLC, Term Loan
12,976	6.50%, 09/15/2015 ±	12,587
	Ardent Health Services LLC, Tranche B Term Loan
7,000	6.50%, 09/15/2015 ±	6,790
	Aspen Dental Management, Inc.
4,880	6.00%, 10/06/2016 ±⌂	4,734
	ATI Holdings LLC
10,985	7.50%, 03/14/2016 ±⌂	10,499
	Community Health Systems, Inc., Delayed Draw Term Loan
3,148	2.57%, 07/25/2014 ±	3,050
	Community Health Systems, Inc., Extended Term Loan
16,304	3.82%, 01/25/2017 ±	15,804
	Community Health Systems, Inc., Term Loan B
64,024	2.57%, 07/25/2014 ±	62,030
	DaVita, Inc.
5,875	4.50%, 10/20/2016 ±	5,842
	DJO Finance LLC
14,143	3.25%, 04/07/2013 ±☼	13,612
	Gentiva Health Services, Inc.
14,173	4.75%, 08/17/2016 ±	12,614
	Golden Gate National Senior Care LLC
12,956	5.00%, 04/28/2018 ±	11,739
	Grifols S.A
13,895	6.00%, 10/15/2016 ±	13,901
	Harrington Holdings, Inc.
10,291	6.75%, 10/01/2016 ±	10,156
	HCA, Inc., Tranche B-2 Term Loan
47,805	3.62%, 03/31/2017 ±	46,291
	HCA, Inc., Tranche B-3 Term Loan
31,594	3.62%, 05/01/2018 ±	30,488
	HCR Manorcare, Inc.
6,955	5.00%, 04/06/2018 ±	6,199
	IASIS Healthcare Capital Corp.
17,910	5.00%, 05/03/2018 ±	17,468
	Immucor, Inc.
12,450	7.25%, 08/17/2018 ±	12,497
	IMS Health, Inc.
4,241	4.50%, 08/26/2017 ±	4,211
	Insight Pharmaceuticals LLC
7,975	7.50%, 08/25/2016 ±	7,829
	Kindred HealthCare, Inc.
18,943	5.25%, 06/01/2018 ±	17,787
	Kinetic Concepts, Inc.
15,000	5.75%, 04/20/2018 ◊☼	15,053
	MedAssets, Inc.
11,925	5.25%, 11/16/2016 ±	11,806
	Medpace, Inc.
11,970	6.50%, 06/15/2017 ±	11,371
	Multiplan, Inc.
29,602	4.75%, 08/26/2017 ±	28,447
	NBTY, Inc.
40,558	4.25%, 10/01/2017 ±	40,399
	Physician Oncology Services, Delayed Draw Term Commitment
816	6.25%, 01/31/2017 ±	763
	Physician Oncology Services, Term Loan
6,719	6.25%, 01/31/2017 ±	6,283
	Select Medical Corp.
17,830	5.50%, 06/01/2018 ±	16,426
	Surgery Center Holdings, Inc.
9,950	6.50%, 02/06/2017 ±	9,452
	United Surgical Partners International, Delayed Draw Term Loan
1,335	2.25%, 04/19/2014 ±	1,275
	United Surgical Partners International, Tranche B Term Loan
8,782	2.25%, 04/19/2014 ±	8,391
	US Healthworks, Inc.
11,970	6.25%, 06/15/2016 ±	11,551
	Vanguard Health Holdings Co. II LLC
5,221	5.00%, 01/29/2016 ±	5,168
	Warner Chilcott Corp., Term Loan A
9,494	3.75%, 03/14/2016 ±	9,336
	Warner Chilcott Corp., Term Loan B-1
14,217	4.25%, 03/14/2018 ±	14,097
	Warner Chilcott Corp., Term Loan B-2
7,108	4.25%, 03/14/2018 ±	7,048
	Warner Chilcott Corp., Term Loan B-3
9,774	4.25%, 03/14/2018 ±	9,691
		555,133
	Health Care Providers & Services - 0.2%
	Res-Care, Inc.
12,157	7.25%, 12/22/2016 ±	11,610

	Information - 14.3%
	Alaska Communication Systems Holdings, Inc.
14,873	5.50%, 10/21/2016 ±	14,531
	Ascend Learning LLC
12,768	7.01%, 12/06/2016 ±⌂	12,406
	Aspect Software, Inc.
12,409	6.25%, 05/07/2016 ±	12,409
	Avaya, Inc., Existing Term B-1 Loan
13,471	3.06%, 10/24/2014 ±	12,806
	Avaya, Inc., Term B-3 Loan
23,058	4.81%, 10/26/2017 ±	20,990
	Blackboard, Inc.
29,750	7.50%, 09/23/2018 ±	28,662
	CDW Corp.
70,710	4.25%, 07/15/2017 ±	66,751
	Ceridian Corp.
21,409	3.25%, 11/09/2014 ±	19,616
	Charter Communications Operating LLC, Incremental Term Loan
407	9.25%, 03/06/2014 ±	407
	Charter Communications Operating LLC, Term C Loan Extended
52,738	3.62%, 09/06/2016 ±	52,191

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Information - 14.3% - (continued)
	Eagle Parent, Inc.
$43,765	5.00%, 05/16/2018 ±	$42,452
	Emdeon Business Services LLC, Second Lien Term Loan
11,065	7.25%, 05/16/2014 ±	10,986
	Emdeon, Inc.
13,393	5.50%, 10/14/2018 ◊☼	13,432
	Fifth Third Processing Solutions LLC
9,257	4.50%, 11/03/2016 ±	9,211
	First Data Corp., Extended 1st Lien Term Loan
90,139	4.24%, 03/24/2018 ±	77,583
	First Data Corp., Initial Tranche B-1 Term Loan
9,404	2.99%, 09/24/2014 ±	8,691
	Go Daddy Group, Inc.
9,650	5.75%, 09/28/2018 ◊☼	9,650
	Infor Global Solutions, Extended Add-On
954	5.00%, 07/28/2015 ±	911
	Infor Global Solutions, Extended Delayed Draw Term Loan
8,607	6.00%, 07/28/2015 ±	8,241
	Infor Global Solutions, Extended U.S. Term Loan
16,886	6.00%, 07/28/2015 ±	16,168
	Infor Global Solutions, Second Lien Add-On
2,000	5.75%, 03/02/2014 ±	1,564
	Intelsat Jackson Holdings Ltd.
47,244	5.25%, 04/02/2018 ±	46,830
	Intelsat Ltd.
35,926	3.39%, 02/01/2014 ±	34,578
	Level 3 Communications Corp., Tranche A Term Loan
81,513	2.65%, 03/01/2014 ±	79,017
	Level 3 Communications Corp., Tranche Loan B Add-On
8,310	11.50%, 03/13/2014 ±	8,636
	Mediacom Broadband LLC, Term Loan E
9,983	4.50%, 10/23/2017 ±	9,669
	Mediacom Broadband LLC, Tranche F Term Loan
16,091	4.50%, 10/23/2017 ±	15,676
	Mediacom LLC, Term Loan C
4,627	1.95%, 01/31/2015 ±	4,349
	Mediacom LLC, Term Loan D
6,860	5.50%, 03/31/2017 ±	6,757
	Metro PCS Wireless, Inc., Term Loan B3
4,446	4.00%, 03/15/2018 ±	4,378
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
6,624	4.07%, 11/03/2016 ±	6,552
	NDS Group plc
18,408	4.00%, 03/12/2018 ±	17,901
	Northland Communications Corp.
9,925	7.75%, 12/30/2016 ±⌂	9,429
	Ntelos, Inc.
6,845	4.00%, 08/07/2015 ±	6,751
	Property Data U.S., Inc.
17,765	7.00%, 01/04/2017 ±⌂	14,686
	SkillSoft Corp.
14,155	6.50%, 05/26/2017 - 05/31/2017 ±	13,952
	Sunquest Information Systems, Inc.
9,975	6.25%, 12/16/2016 ±	9,825
	TransFirst Holdings, Inc., Second Lien Term Loan
1,079	6.25%, 06/12/2015 ±Þ	943
	TransFirst Holdings, Inc., Term Loan
14,904	3.00%, 06/12/2014 ±	13,537
	TWCC Holding Corp.
17,756	4.25%, 02/11/2017 ±	17,750
	UPC Financing Partnership
10,000	3.50%, 12/31/2017 ◊☼	9,950
	West Corp., Term Loan B-4
12,315	4.61%, 07/15/2016 ±	12,176
	West Corp., Term Loan B-5
7,572	4.63%, 07/15/2016 ±	7,487
	WideOpenWest Finance LLC, First Lien Term Loan
19,538	2.74%, 07/01/2014 ±	18,488
	WideOpenWest Finance LLC, Second Lien Term Loan
9,975	6.49%, 06/29/2015 ±Þ	8,865
	WideOpenWest Finance LLC, Term Loan B Add-On
14,588	6.74%, 06/28/2014 ±	14,065
		831,905
	Media - 0.2%
	PRIMEDIA, Inc.
12,968	7.50%, 01/13/2018 ±	11,930

	Mining - 0.1%
	American Gilsonite Co.
8,022	7.25%, 12/10/2015 ±⌂	7,782

	Miscellaneous Manufacturing - 1.2%
	DAE Aviation Holdings, Inc., Term Loan B1
6,835	5.43%, 09/27/2014 ±	6,613
	DAE Aviation Holdings, Inc., Term Loan B2
6,020	5.43%, 09/27/2014 ±	5,825
	Provo Craft and Novelty, Inc.
9,596	0.00%, 03/22/2016 ±●	4,318
	Sequa Corp.
47,031	3.62%, 12/03/2014 ±	45,326
5,700	4.75%, 12/03/2014 ◊☼	5,700
		67,782
	Motor Vehicle & Parts Manufacturing - 3.4%
	Allison Transmission, Inc.
33,538	2.75%, 08/07/2014 ±	32,381
	AM General LLC, LC Facility Deposits
657	3.25%, 09/30/2012 ±⌂	611
	AM General LLC, Term B Facility
10,290	3.24%, 09/30/2013 ±⌂	9,570
	Federal Mogul Corp., Tranche B Term Loan
48,699	2.18%, 12/27/2014 ±	45,899
	Federal Mogul Corp., Tranche C Term Loan
17,890	2.18%, 12/27/2015 ±	16,861
	General Motors Co.
31,965	0.38%, 10/27/2015 ◊☼	28,449

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Motor Vehicle & Parts Manufacturing - 3.4% - (continued)
	Navistar Financial Corp.
$19,820	4.50%, 12/16/2012 ±	$19,671
	Pinafore LLC
32,429	4.25%, 09/29/2016 ±	32,338
	Stackpole Powertrain International USA LLC
11,000	7.50%, 08/02/2017 ±	10,753
		196,533
	Other Services - 0.6%
	Alliance Laundry Systems, Inc.
12,477	6.25%, 10/15/2016 ±	12,415
	Husky Injection Molding Systems
21,696	6.50%, 06/21/2018 ±	21,582
		33,997
	Paper Manufacturing - 0.3%
	Reynolds Group Holdings, Inc.
20,000	6.50%, 08/09/2018 ±	19,921

	Petroleum and Coal Products Manufacturing - 2.0%
	Dynegy Midwest Generation LLC
18,265	9.25%, 08/05/2016 ±	17,945
	Dynegy Power LLC
39,735	9.25%, 08/05/2016 ±	39,593
	Rentech Energy Midwest Corp.
13,163	10.00%, 05/31/2017 ±	13,097
	Walter Energy, Inc.
16,654	4.00%, 02/28/2018 ±	16,578
	Western Refining, Inc.
19,900	7.50%, 03/15/2017 ±	19,980
	Willbros Group, Inc.
11,965	9.50%, 06/30/2014 ±☼	11,816
		119,009
	Plastics and Rubber Products Manufacturing - 1.5%
	Mold-Masters Group
3,499	3.94%, 10/11/2014 ±	3,353
	Styron Corp.
17,411	6.00%, 08/02/2017 ±	15,883
	Veyance Technologies, Inc.
59,766	2.75%, 07/31/2014 ±	53,619
20,750	6.00%, 07/31/2015 ±	17,326
		90,181
	Primary Metal Manufacturing - 0.5%
	Novelis, Inc.
31,661	3.75%, 03/10/2017 ±	31,372

	Professional, Scientific and Technical Services - 2.2%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
10,020	9.25%, 06/18/2018 ±	9,519
	Advantage Sales & Marketing, Inc., Term Loan B
24,066	5.25%, 12/18/2017 ±	23,826
	Decision Resources, Inc.
10,913	7.00%, 12/28/2016 ±⌂	10,476
	Engineering Solutions & Products, Inc.
6,788	7.25%, 04/21/2017 ±⌂	6,245
	IMG Worldwide, Inc.
11,885	5.50%, 06/21/2018 ±	11,558
	Moneygram International, Inc.
15,256	4.50%, 10/15/2017 ±	15,104
	RBS International Direct Marketing
14,925	6.50%, 03/23/2017 ±⌂	13,283
	SunGard Data Systems, Inc., Extended Term Loan
22,207	3.90%, 02/28/2016 ±	21,948
	SunGard Data Systems, Inc., U.S. Term Loan
11,979	1.99%, 02/28/2014 ±	11,733
	Tensar Corp.
5,013	7.75%, 10/28/2012 ±	4,695
		128,387
	Real Estate and Rental and Leasing - 2.3%
	LNR Properties Corp.
23,751	4.75%, 04/01/2016 ±	23,434
	Realogy Corp., Credit Linked Deposit
1,831	3.22%, 10/05/2013 ±☼	1,709
	Realogy Corp., Extended 1st Lien Term Loan B
93,483	4.52%, 10/10/2016 ±☼	81,044
	Realogy Corp., Extended Credit Linked Deposit
13,945	4.46%, 10/10/2016 ±	12,089
	Realogy Corp., Initial Term Loan B
14,533	3.27%, 10/05/2014 ±☼	13,567
		131,843
	Retail Trade - 6.7%
	Academy, Ltd.
24,750	6.00%, 07/06/2018 ±☼	24,441
	Armored Automotive
13,895	6.00%, 11/05/2016 ±	13,235
	Atrium Companies, Inc.
14,355	7.00%, 04/30/2016 ±⌂	11,986
	Autoparts Holdings, Ltd., 2nd Lien Term Loan
3,333	10.50%, 01/29/2018 ±	3,250
	BJ's Wholesale Club, Inc.
19,500	7.00%, 09/27/2018 ±	19,427
3,875	10.00%, 03/27/2019 ±	3,859
	Burlington Coat Factory Warehouse Corp.
29,400	6.25%, 02/23/2017 ±	28,730
	Easton-Bell Sports, Inc.
11,545	11.50%, 12/31/2015 ±⌂Þ	11,199
	Fairway Food Market, Inc.
9,950	7.50%, 03/03/2017 ±	9,406
	Great Atlantic & Pacific Tea Co., Inc.
4,680	8.75%, 06/14/2012 ±Ψ	4,668
	Gyboree Corp.
24,825	5.00%, 02/23/2018 ±	23,188
	Hillman Group, Inc.
15,919	5.00%, 05/28/2016 ±	15,601
	Michaels Stores, Inc., B-2 Term Loan
40,469	4.91%, 07/31/2016 ±	39,628
	Michaels Stores, Inc., Term B Loan
11,920	4.25%, 02/25/2018 ±	11,749
	Michaels Stores, Inc., Term Loan
22,793	2.66%, 10/31/2013 ±	22,265

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.5% - (continued)
	Retail Trade - 6.7% - (continued)
	Nebraska Book Co., Inc.
$7,500	7.25%, 06/27/2012 ±	$7,378
	Neiman Marcus Group, Inc.
63,610	4.75%, 05/16/2018 ±	61,920
	Pilot Travel Centers LLC
7,835	4.25%, 03/30/2018 ±	7,806
	Rite Aid Corp., Tranche 5 Term Loan
16,547	4.50%, 03/03/2018 ±☼	15,636
	Sports Authority, Inc.
30,605	7.50%, 11/16/2017 ±	29,228
	Sprouts Farmers Market LLC
11,815	6.00%, 03/24/2018 ±	11,461
	Toys R Us, Inc., Initial Loan
14,092	6.00%, 09/01/2016 ±	13,855
		389,916
	Services - 0.3%
	Clarke American Corp.
18,183	2.76%, 02/28/2014 ±	15,254

	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Revlon Consumer Products Corp.
11,820	4.75%, 11/19/2017 ±	11,717

	Textile Product Mills - 0.3%
	Levi Strauss & Co.
20,768	2.50%, 03/09/2014 ±☼	20,041

	Transit and Ground Passenger Transportation - 1.2%
	Emergency Medical Services Corp.
69,480	5.25%, 04/04/2018 ±	67,882

	Truck Transportation - 1.0%
	Cardinal Logistics Management
4,896	12.50%, 09/23/2013 ±⌂Þ	3,183
	Nexeo Solutions, LLC
12,925	5.00%, 10/01/2017 ±	12,483
	Swift Transportation Co., Inc.
43,666	6.00%, 12/21/2016 ±	43,575
		59,241
	Utilities - 2.7%
	AES Corp.
15,883	4.25%, 05/28/2018 ±	15,838
	BRSP LLC
27,253	7.50%, 06/24/2014 ±	27,168
	Calpine Corp. Term Loan
39,788	4.50%, 04/01/2018 ±	39,272
	Star West Generation LLC
31,308	6.00%, 06/30/2018 ±	30,056
	Texas Competitive Electric Co.
34,498	4.76%, 10/10/2017 ±	23,383
	TPF Generation Holdings LLC, LC Facility Deposits
2,522	2.37%, 12/15/2013 ±	2,400
	TPF Generation Holdings LLC, Revolver
790	2.37%, 12/15/2011 ±	755
	TPF Generation Holdings LLC, Second Lien Term Loan
16,744	4.62%, 12/21/2014 ±	15,460
	TPF Generation Holdings LLC, Term Loan
4,285	2.37%, 12/15/2013 ±	4,079
		158,411
	Wholesale Trade - 0.8%
	Reynolds Consumer Products, Inc.
46,128	6.50%, 02/09/2018 ±	45,790

	Total senior floating rate interests
	(cost $5,251,900)	$5,104,709

COMMON STOCKS - 0.1%
	Consumer Durables & Apparel - 0.0%
3	Provo Craft and Novelty, Inc. †	$–

	Energy - 0.1%
418,220	KCA Deutag ⌂●†	3,639

	Media - 0.0%
16	F & W Publications, Inc. ⌂●†	–

	Utilities - 0.0%
1	Calpine Corp. ●	8

	Total common stocks
	(cost $5,669)	$3,647

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc. ⌂	$58
6	F & W Publications, Inc. ⌂†	–
		58
	Total warrants
	(cost $–)	$58

	Total long-term investments
	(cost $5,634,072)	$5,487,184

SHORT-TERM INVESTMENTS - 6.0%
Commercial Paper - 3.0%
	Chemical Manufacturing - 0.3%
	E.I. DuPont De Nemours & Co.
$15,000	0.07%, 11/8/2011 ■○	$15,000

	Computer and Electrical Products Manufacturing - 0.7%
	Danaher Corp.
15,000	0.08%, 11/14/2011 ○	14,999
	International Business Machines Co.
12,983	0.05%, 11/16/2011 ■○	12,983
	Siemens Capital Corp.
15,000	0.14%, 11/7/2011 ■○	15,000
		42,982
	Finance and Insurance - 0.3%
	Illinois Tool Works, Inc.
7,000	0.07%, 11/14/2011 ○	7,000
8,136	0.08%, 11/03/2011 - 11/04/2011 ○	8,136
		15,136

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 6.0% - (continued)
Commercial Paper - 3.0% - (continued)
	Food Manufacturing - 0.2%
	Archer Daniels Midland Co.
$11,740	0.05%, 11/10/2011 ■○	$11,740

	Foreign Governments - 0.3%
	Ontario (Province of)
15,000	0.07%, 11/7/2011 ○	15,000

	Health Care and Social Assistance - 0.3%
	Abbott Laboratories
15,000	0.09%, 11/8/2011 ■○	14,999

	Mining - 0.2%
	BHP Billiton Finance USA Ltd.
15,000	0.11%, 11/17/2011 ○	14,999

	Petroleum and Coal Products Manufacturing - 0.2%
	Emerson Electric Co.
15,000	0.08%, 11/29/2011 ■○	14,999

	Retail Trade - 0.2%
	Wal-Mart Stores, Inc.
15,000	0.06%, 12/5/2011 ■○	14,999

	Transportation Equipment Manufacturing - 0.3%
	General Dynamics Corp.
15,000	0.06%, 11/15/2011 ■○	15,000

		174,854
Investment Pools and Funds - 0.5%
28,775	JP Morgan U.S. Government Money Market Fund	28,775

Repurchase Agreements - 0.7%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $7,997,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $8,157)
$7,997	0.08%, 10/31/2011	7,997
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $14,810,
	collateralized by U.S. Treasury Note
	0.13% - 0.38%, 2012 - 2013, value of
	$15,106)
14,810	0.05%, 10/31/2011	14,810
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $15,750,
	collateralized by U.S. Treasury Note
	1.50% - 4.25%, 2013 - 2016, value of
	$16,065)
15,750	0.07%, 10/31/2011	15,750
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $4,561,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $4,653)
4,561	0.08%, 10/31/2011		4,561
			43,118
U.S. Government Agencies - 0.9%
	Federal Home Loan Mortgage Corp.
34,490	0.03%, 1/17/2012 ○		34,489
17,067	0.04%, 1/23/2012 ○		17,066
			51,555
U.S. Other Direct Federal Obligations - 0.9%
	Federal Home Loan Bank
50,000	0.04%, 1/25/2012 ○		49,997

	Total short-term investments
	(cost $348,296)		$348,299

	Total investments
	(cost $5,982,368) ▲	100.1%	$5,835,483
	Other assets and liabilities	(0.1)%	(5,624)
	Total net assets	100.0%	$5,829,859

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 4.7% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $5,983,857 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$33,252
Depreciation	(181,626)
Net Unrealized Depreciation	$(148,374)

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $3,639, which represents 0.1% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

Þ	This security may pay interest in additional bonds instead of cash.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $290,759, which represents 5.0% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $115,430.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR ─ EURO

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
02/2011	$7,222	Accentcare, Inc., 6.50%, 12/22/2016	$7,186
08/2006 - 10/2009	$657	AM General LLC, LC Facility Deposits, 3.25%, 09/30/2012	655
08/2006 - 10/2009	$10,290	AM General LLC, Term B Facility, 3.24%, 09/30/2013	10,222
12/2010	$8,022	American Gilsonite Co., 7.25%, 12/10/2015	7,890
12/2010	$12,768	Ascend Learning LLC, 7.01%, 12/06/2016	12,512
03/2011	$4,880	Aspen Dental Management, Inc., 6.00%, 10/06/2016	4,880
03/2010	$10,985	ATI Holdings LLC, 7.50%, 03/14/2016	10,744
04/2010 - 05/2010	$14,355	Atrium Companies, Inc., 7.00%, 04/30/2016	14,152
03/2007 - 09/2011	$4,896	Cardinal Logistics Management, 12.50%, 09/23/2013	4,839

The accompanying notes are an integral part of these financial statements.

14

Period Acquired	Shares/ Par	Security	Cost Basis
03/2006 - 05/2011	$12,004	Caribe Information Investment, Inc., 0.00%, 03/29/2013	$11,456
07/2009	19	Cumulus Media, Inc. Warrants	–
12/2010	$10,913	Decision Resources, Inc., 7.00%, 12/28/2016	10,749
09/2010 - 05/2011	$11,545	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	11,293
04/2011	$6,788	Engineering Solutions & Products, Inc., 7.25%, 04/21/2017	6,472
06/2010	16	F & W Publications, Inc.	1
06/2010	6	F & W Publications, Inc. Warrants	–
06/2010	$3,718	F & W Publications, Inc., New Term Loan, 7.75%, 06/09/2014	3,265
06/2010 - 10/2011	$1,845	F & W Publications, Inc., Second Lien Term Loan, 15.00%, 12/09/2014	1,222
03/2011	$3,975	Farley's & Sathers Candy Co., Inc., 6.50%, 03/31/2018	3,935
04/2007-06/2011	$7,564	HMSC Corp., 2.50%, 04/03/2014	6,955
02/2011	$12,513	Intelligrated, Inc., 7.50%, 02/18/2017	12,387
03/2011	418,220	KCA Deutag	5,668
04/2007 - 02/2010	$5,762	MacAndrews Amg Holdings LLC, 6.13%, 04/17/2012	5,703
03/2007 - 05/2007	$11,691	Macquarie Aircraft Leasing Finance S.A., First Lien Term Loan, 1.75%, 11/29/2013	11,691
03/2007 - 01/2011	$10,646	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.25%, 11/29/2013	8,719
07/2011	$7,200	Meritas Schools Holdings LLC, Second Lien Term Loan, 11.50%, 01/29/2018	7,092
07/2011	$9,750	Meritas Schools Holdings LLC, Term Loan B, 7.50%, 07/29/2017	9,653
01/2011	$14,438	NexTag, Inc., 7.00%, 01/28/2016	13,639
12/2010	$9,925	Northland Communications Corp., 7.75%, 12/30/2016	9,668
03/2010 - 10/2011	$8,831	Penton Media, Inc., 5.00%, 08/01/2014	7,218
12/2010	$17,765	Property Data U.S., Inc., 7.00%, 01/04/2017	17,499
03/2011	$14,925	RBS International Direct Marketing, 6.50%, 03/23/2017	14,776
04/2007 - 06/2011	$14,354	Synagro Technologies, Inc., 2.25%, 03/28/2014	13,690
12/2010	$12,266	Utex Industries, Inc., 6.50%, 12/17/2016	12,108
09/2010	$9,651	Volume Services America, Inc., 10.50%, 09/16/2016	9,415

At October 31, 2011, the aggregate value of these securities was $259,417, which represents 4.4% of total net assets.

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Cost	Market Value ╪	Unrealized Appreciation/ (Depreciation)
LCDX North American Loan Index	Barclay Investment, Inc.	$50,000	Buy	2.50%	12/20/16	$2,375	$2,610	$235

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$623	$–	$623	$–
Common Stocks ‡	3,647	8	–	3,639
Corporate Bonds	378,147	–	378,147	–
Senior Floating Rate Interests	5,104,709	–	5,104,709	–
Warrants	58	58	–	–
Short-Term Investments	348,299	28,775	319,524	–
Total	$5,835,483	$28,841	$5,803,003	$3,639
Credit Default Swaps *	235	–	235	–
Total	$235	$–	$235	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$3,294	$(2,600)	$2,583		$—	$—	$—	$—	$(3,277)	$—
Common Stocks	—	—	(2,029	)†	—	5,668	—	—	—	3,639
Corporate Bonds	4,405	(2,872)	1,498		—	—	(6,303)	3,272	—	—
Warrants	—	—	—	‡	—	—	—	—	—	—
Total	$7,699	$(5,472)	$2,052		$—	$5,668	$(6,303)	$3,272	$(3,277)	$3,639

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(2,029).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was zero.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,982,368)	$5,835,483
Cash	11,543
Unrealized appreciation on swap contracts	235
Receivables:
Investment securities sold	88,787
Fund shares sold	19,567
Dividends and interest	31,127
Swap premiums paid	2,375
Other assets	417
Total assets	5,989,534
Liabilities:
Payables:
Investment securities purchased	132,744
Fund shares redeemed	19,393
Investment management fees	669
Dividends	5,666
Administrative fees	1
Distribution fees	506
Accrued expenses	634
Other liabilities	62
Total liabilities	159,675
Net assets	$5,829,859
Summary of Net Assets:
Capital stock and paid-in-capital	$6,471,842
Accumulated undistributed net investment income	1,471
Accumulated net realized loss on investments and foreign currency transactions	(496,804)
Unrealized depreciation of investments	(146,650)
Net assets	$5,829,859

Shares authorized	3,150,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.64/$8.91
Shares outstanding	228,306
Net assets	$1,972,548
Class B: Net asset value per share	$8.63
Shares outstanding	4,751
Net assets	$41,006
Class C: Net asset value per share	$8.63
Shares outstanding	244,041
Net assets	$2,106,199
Class I: Net asset value per share	$8.65
Shares outstanding	181,437
Net assets	$1,568,922
Class R3: Net asset value per share	$8.66
Shares outstanding	1,301
Net assets	$11,257
Class R4: Net asset value per share	$8.63
Shares outstanding	701
Net assets	$6,048
Class R5: Net asset value per share	$8.64
Shares outstanding	912
Net assets	$7,882
Class Y: Net asset value per share	$8.63
Shares outstanding	13,441
Net assets	$115,997

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Operations
October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$14
Interest	372,358
Total investment income	372,372

Expenses:
Investment management fees	38,759
Administrative services fees	39
Transfer agent fees	4,732
Distribution fees
Class A	5,499
Class B	457
Class C	22,447
Class R3	52
Class R4	12
Custodian fees	10
Accounting services fees	1,135
Registration and filing fees	672
Board of Directors' fees	121
Audit fees	56
Other expenses	888
Total expenses (before waivers and fees paid indirectly)	74,879
Expense waivers	(37)
Custodian fee offset	—
Total waivers and fees paid indirectly	(37)
Total expenses, net	74,842
Net Investment Income	297,530
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	49,135
Net realized gain on swap contracts	3,254
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	52,389
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(244,964)
Net unrealized appreciation of swap contracts	235
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(244,729)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(192,340)
Net Increase in Net Assets Resulting from Operations	$105,190

The accompanying notes are an integral part of these financial statements.

18

The Hartford Floating Rate Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$297,530	$217,890
Net realized gain on investments, other financial instruments and foreign currency transactions	52,389	47,523
Net unrealized appreciation (depreciation) of investments and other financial instruments	(244,729)	186,372
Net Increase In Net Assets Resulting From Operations	105,190	451,785
Distributions to Shareholders:
From net investment income
Class A	(105,528)	(81,952)
Class B	(1,851)	(2,175)
Class C	(91,201)	(73,438)
Class I	(90,980)	(52,574)
Class R3	(470)	(260)
Class R4	(230)	(101)
Class R5	(560)	(7)
Class Y	(7,153)	(5,337)
Total distributions	(297,973)	(215,844)
Capital Share Transactions:
Class A	195,568	476,544
Class B	(5,042)	(3,466)
Class C	220,582	650,784
Class I	429,534	557,708
Class R3	3,981	4,443
Class R4	3,869	861
Class R5	(2,760)	10,903
Class Y	18,914	7,938
Net increase from capital share transactions	864,646	1,705,715
Net Increase In Net Assets	671,863	1,941,656
Net Assets:
Beginning of period	5,157,996	3,216,340
End of period	$5,829,859	$5,157,996
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,471	$2,158

The accompanying notes are an integral part of these financial statements.

19

The Hartford Floating Rate Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

20

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate

22

fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of

24

principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$—	$—	$235	$—	$—	$—	$235
Total	$—	$—	$235	$—	$—	$—	$235

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

26

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on swap contracts	$—	$—	$3,254	$—	$—	$—	$3,254
Net realized gain on foreign currency contracts	—	—	—	—	—	—	—
Total	$—	$—	$3,254	$—	$—	$—	$3,254

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of swap contracts	$—	$—	$235	$—	$—	$—	$235
Total	$—	$—	$235	$—	$—	$—	$235

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$298,104	$214,954

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$7,137
Accumulated Capital Losses *	(495,316)
Unrealized Depreciation †	(148,138)
Total Accumulated Deficit	$(636,317)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

28

Amount
Accumulated Undistributed Net Investment Income	$(244)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	245
Capital Stock and Paid-In-Capital	(1)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$223,256
2017	272,060
Total	$495,316

As of October 31, 2011, the Fund utilized $51,118 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

d)
Fees Paid Indirectly - The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

Year Ended October 31, 2011
Class A Shares	0.97%
Class B Shares	1.75
Class C Shares	1.72
Class I Shares	0.72
Class R3 Shares	1.25
Class R4 Shares	1.00
Class R5 Shares	0.70
Class Y Shares	0.65

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $6,646 and contingent deferred sales charges of $1,217 from the Fund.

30

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $197.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $7. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$6,614,845
Sales Proceeds Excluding U.S. Government Obligations	5,848,758
Cost of Purchases for U.S. Government Obligations	49,997
Sales Proceeds for U.S. Government Obligations	50,000

31

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	161,333	10,015	(151,875)	—	19,473	141,608	7,122	(93,835)	—	54,895
Amount	$1,431,148	$88,151	$(1,323,731)	$—	$195,568	$1,219,180	$61,350	$(803,986)	$—	$476,544
Class B
Shares	770	151	(1,508)	—	(587)	603	156	(1,165)	—	(406)
Amount	$6,811	$1,327	$(13,180)	$—	$(5,042)	$5,194	$1,338	$(9,998)	$—	$(3,466)
Class C
Shares	92,229	7,652	(76,787)	—	23,094	105,803	5,543	(35,774)	—	75,572
Amount	$819,143	$67,242	$(665,803)	$—	$220,582	$910,050	$47,722	$(306,988)	$—	$650,784
Class I
Shares	186,388	6,879	(148,169)	—	45,098	114,288	3,906	(53,486)	—	64,708
Amount	$1,656,198	$60,655	$(1,287,319)	$—	$429,534	$984,527	$33,694	$(460,513)	$—	$557,708
Class R3
Shares	765	53	(378)	—	440	665	30	(179)	—	516
Amount	$6,778	$465	$(3,262)	$—	$3,981	$5,738	$257	$(1,552)	$—	$4,443
Class R4
Shares	536	25	(126)	—	435	144	12	(55)	—	101
Amount	$4,744	$224	$(1,099)	$—	$3,869	$1,231	$101	$(471)	$—	$861
Class R5
Shares	775	62	(1,167)	—	(330)	1,241	1	(3)	—	1,239
Amount	$6,825	$543	$(10,128)	$—	$(2,760)	$10,920	$7	$(24)	$—	$10,903
Class Y
Shares	10,649	311	(9,055)	—	1,905	7,029	437	(6,535)	—	931
Amount	$94,732	$2,746	$(78,564)	$—	$18,914	$60,619	$3,756	$(56,437)	$—	$7,938
Total
Shares	453,445	25,148	(389,065)	—	89,528	371,381	17,207	(191,032)	—	197,556
Amount	$4,026,379	$221,353	$(3,383,086)	$—	$864,646	$3,197,459	$148,225	$(1,639,969)	$—	$1,705,715

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	109	$955
For the Year Ended October 31, 2010	129	$1,107

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

32

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Treaseastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee has appealed to the Eleventh Circuit. If the Eleventh Circuit reinstates the bankruptcy court opinion, the Fund would be liable for approximately $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

33

The Hartford Floating Rate Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$8.81	$0.42	$–	$(0.16)	$0.26	$(0.43)	$–	$–	$(0.43)	$(0.17)	$8.64
B	8.81	0.35	–	(0.17)	0.18	(0.36)	–	–	(0.36)	(0.18)	8.63
C	8.81	0.36	–	(0.18)	0.18	(0.36)	–	–	(0.36)	(0.18)	8.63
I	8.82	0.45	–	(0.17)	0.28	(0.45)	–	–	(0.45)	(0.17)	8.65
R3	8.83	0.40	–	(0.17)	0.23	(0.40)	–	–	(0.40)	(0.17)	8.66
R4	8.81	0.42	–	(0.18)	0.24	(0.42)	–	–	(0.42)	(0.18)	8.63
R5	8.82	0.44	–	(0.17)	0.27	(0.45)	–	–	(0.45)	(0.18)	8.64
Y	8.80	0.45	–	(0.17)	0.28	(0.45)	–	–	(0.45)	(0.17)	8.63

For the Year Ended October 31, 2010
A	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
B	8.30	0.40	–	0.50	0.90	(0.39)	–	–	(0.39)	0.51	8.81
C	8.29	0.40	–	0.52	0.92	(0.40)	–	–	(0.40)	0.52	8.81
I	8.31	0.48	–	0.51	0.99	(0.48)	–	–	(0.48)	0.51	8.82
R3	8.31	0.44	–	0.52	0.96	(0.44)	–	–	(0.44)	0.52	8.83
R4	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
R5	8.30	0.48	–	0.51	0.99	(0.47)	–	–	(0.47)	0.52	8.82
Y	8.29	0.49	–	0.51	1.00	(0.49)	–	–	(0.49)	0.51	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
B	7.13	0.37	–	1.19	1.56	(0.39)	–	–	(0.39)	1.17	8.30
C	7.13	0.36	–	1.19	1.55	(0.39)	–	–	(0.39)	1.16	8.29
I	7.13	0.43	–	1.21	1.64	(0.46)	–	–	(0.46)	1.18	8.31
R3	7.14	0.40	–	1.19	1.59	(0.42)	–	–	(0.42)	1.17	8.31
R4	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
R5	7.15	0.48	–	1.12	1.60	(0.45)	–	–	(0.45)	1.15	8.30
Y	7.13	0.45	–	1.17	1.62	(0.46)	–	–	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	–	(2.68)	(2.13)	(0.53)	–	–	(0.53)	(2.66)	7.13
B	9.79	0.47	–	(2.67)	(2.20)	(0.46)	–	–	(0.46)	(2.66)	7.13
C	9.78	0.47	–	(2.66)	(2.19)	(0.46)	–	–	(0.46)	(2.65)	7.13
I	9.79	0.57	–	(2.68)	(2.11)	(0.55)	–	–	(0.55)	(2.66)	7.13
R3	9.79	0.52	–	(2.66)	(2.14)	(0.51)	–	–	(0.51)	(2.65)	7.14
R4	9.78	0.54	–	(2.66)	(2.12)	(0.53)	–	–	(0.53)	(2.65)	7.13
R5	9.81	0.56	–	(2.68)	(2.12)	(0.54)	–	–	(0.54)	(2.66)	7.15
Y	9.78	0.57	–	(2.66)	(2.09)	(0.56)	–	–	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	–	(0.31)	0.35	(0.67)	–	–	(0.67)	(0.32)	9.79
B	10.11	0.58	–	(0.31)	0.27	(0.59)	–	–	(0.59)	(0.32)	9.79
C	10.11	0.59	–	(0.32)	0.27	(0.60)	–	–	(0.60)	(0.33)	9.78
I	10.11	0.70	–	(0.32)	0.38	(0.70)	–	–	(0.70)	(0.32)	9.79
R3(E)	10.09	0.54	–	(0.31)	0.23	(0.53)	–	–	(0.53)	(0.30)	9.79
R4(E)	10.09	0.56	–	(0.32)	0.24	(0.55)	–	–	(0.55)	(0.31)	9.78
R5(E)	10.09	0.58	–	(0.29)	0.29	(0.57)	–	–	(0.57)	(0.28)	9.81
Y	10.11	0.69	–	(0.32)	0.37	(0.70)	–	–	(0.70)	(0.33)	9.78

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.

34

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

2.91%		$1,972,548	0.97%		0.97%		0.97%		4.79%		96%
2.00		41,006	1.79		1.75		1.75		4.01		–
2.03		2,106,199	1.72		1.72		1.72		4.05		–
3.16		1,568,922	0.72		0.72		0.72		5.03		–
2.62		11,257	1.37		1.25		1.25		4.52		–
2.76		6,048	1.06		1.00		1.00		4.78		–
3.07		7,882	0.75		0.70		0.70		5.04		–
3.24		115,997	0.65		0.65		0.65		5.11		–

11.97		1,840,478	0.97		0.97		0.97		5.40		63
11.11		47,006	1.78		1.75		1.75		4.64		–
11.27		1,945,470	1.72		1.72		1.72		4.65		–
12.22		1,202,589	0.74		0.74		0.74		5.62		–
11.75		7,598	1.38		1.25		1.25		5.11		–
11.93		2,339	1.07		1.00		1.00		5.37		–
12.25		10,956	0.79		0.74		0.74		5.46		–
12.35		101,560	0.65		0.65		0.65		5.73		–

23.65		1,277,011	1.00		1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		1.75		5.00		–
22.60		1,204,826	1.76		1.75		1.75		4.99		–
23.93		594,705	0.74		0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		1.25		5.36		–
23.50		1,367	1.10		1.00		1.00		5.70		–
23.32		26	0.97		0.85		0.85		5.99		–
23.87		87,907	0.68		0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		1.75		5.23		–
(23.24)		876,501	1.75		1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		1.25		5.63		–
(22.63)		515	1.15		1.00		1.00		5.71		–
(22.55)		90	0.86		0.85		0.85		6.24		–
(22.39)		98,315	0.69		0.69		0.69		6.23		–

3.54		1,996,644	0.96		0.96		0.96		6.61		62
2.72		71,403	1.80		1.75		1.75		5.84		–
2.67		1,870,911	1.74		1.74		1.74		5.86		–
3.84		406,906	0.71		0.71		0.71		6.88		–
2.31	(F)	285	1.75	(G)	1.25	(G)	1.25	(G)	6.59	(G)	–
2.42	(F)	10	1.18	(G)	1.00	(G)	1.00	(G)	6.58	(G)	–
2.90	(F)	205	0.86	(G)	0.85	(G)	0.85	(G)	6.81	(G)	–
3.73		104,762	0.68		0.68		0.68		6.92		–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

36

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

38

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Floating Rate Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

40

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$985.50	$4.88	$1,000.00	$1,020.29	$4.97	0.98%	184	365
Class B	$1,000.00	$981.60	$8.74	$1,000.00	$1,016.38	$8.90	1.75	184	365
Class C	$1,000.00	$981.70	$8.61	$1,000.00	$1,016.52	$8.76	1.72	184	365
Class I	$1,000.00	$986.70	$3.63	$1,000.00	$1,021.55	$3.70	0.73	184	365
Class R3	$1,000.00	$985.20	$6.25	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R4	$1,000.00	$985.30	$5.00	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$986.80	$3.51	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$987.10	$3.26	$1,000.00	$1,021.93	$3.31	0.65	184	365

41

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Floating Rate Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

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The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.
Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

44

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FR11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Floating Rate High Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Floating Rate High Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Floating Rate High Income Fund inception 09/30/2011
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide a high current income, and long-term total return.

Performance Overview 9/30/11 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/11)

Since Inception
Floating Rate High Income A#	2.25%
Floating Rate High Income A##	-0.82%
Floating Rate High Income C#	2.19%
Floating Rate High Income C##	1.19%
Floating Rate High Income I#	2.28%
Floating Rate High Income R3#	2.22%
Floating Rate High Income R4#	2.25%
Floating Rate High Income R5#	2.28%
Floating Rate High Income Y#	2.27%
Credit Suisse Leveraged Loan Index	2.59%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investments in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the United States dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Floating Rate High Income Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Floating Rate High Income Fund returned 2.25%, before sales charges, for the period from inception date (September 30, 2011) to October 31, 2011, versus its benchmark, the Credit Suisse Leveraged Loan Index, which returned 2.59%, and the 3.04% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
By the end of October 2011, the Fund was fully invested and nearly all of the loan investments were settled. We believe performance for the Fund’s first month was driven entirely by the drag created during the ramp up period. November will be the first month with a full distribution yield, at which time it will be more comparable to its peers.

What is the outlook?
We believe cash flow growth and low interest rates have expanded interest coverage to all time highs and capital markets access has generally allowed issuers to push out maturities and strengthen balance sheets. At this point nearly all 2011 and 2012 maturities have either been extended or repaid, leaving relatively little in principal on which to default, at least for the next 18 months. The default rate for the index is approximately 0.32%, where the default rate in this Fund is currently approximately 0.22%. It is our expectation that defaults will remain generally around this level for the remainder of the year and revert to the historical average of roughly 3-3.5% in 2012. Note that the loan market seems to be “pricing in” a default rate of approximately 10%, assuming a 70% recovery rate.

Despite the October rally, loans are historically cheap at current levels, but we believe volatility remains very high and the future remains uncertain as macro shocks (Europe primarily) could result in another U.S. recession. Global de-risking would likely have a negative impact on fund flows and loan prices, and thus returns.  In that environment, a lack of liquidity could spark defaults in some issuers in the medium term.  At this time we are focusing on security selection and are planning to make no significant portfolio changes. At the close of the period, the Fund had an allocation of approximately 14.2% in High Yield Bonds with the balance in Bank Loans.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Ba / BB	17.6%
B	60.1
Caa / CCC or Lower	16.4
Unrated	7.1
Non Debt Securities and Other Short-Term Instruments	8.2
Other Assets & Liabilities	(9.4)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Corporate Bonds	14.2%
Senior Floating Rate Interests	87.0
Short-Term Investments	8.2
Other Assets and Liabilities	(9.4)
Total	100.0%

3

The Hartford Floating Rate High Income Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.9%
Administrative Waste Management and Remediation	4.6
Agriculture, Construction, Mining and Machinery	0.4
Agriculture, Forestry, Fishing and Hunting	0.4
Air Transportation	2.7
Arts, Entertainment and Recreation	16.8
Chemical Manufacturing	5.4
Computer and Electronic Product Manufacturing	0.8
Construction	2.6
Finance and Insurance	10.5
Food Manufacturing	3.0
Food Services	0.7
Health Care and Social Assistance	4.4
Health Care Providers & Services	0.9
Information	10.4
Miscellaneous Manufacturing	1.5
Motor Vehicle & Parts Manufacturing	0.9
Nonmetallic Mineral Product Manufacturing	0.7
Other Services	0.9
Petroleum and Coal Products Manufacturing	3.7
Plastics and Rubber Products Manufacturing	4.0
Professional, Scientific and Technical Services	1.6
Real Estate and Rental and Leasing	2.8
Retail Trade	13.5
Soap, Cleaning Compound and Toilet Manufacturing	0.7
Support Activities For Transportation	0.9
Textile Product Mills	1.7
Transit and Ground Passenger Transportation	0.4
Utilities	1.7
Wholesale Trade	1.7
Total	101.2%
Short-Term Investments	8.2
Other Assets and Liabilities	(9.4)
Total	100.0%

4

The Hartford Floating Rate High Income Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 14.2%
	Administrative Waste Management and Remediation - 0.7%
	Energy Solutions, Inc. LLC
$200	10.75%, 08/15/2018 ‡	$202

	Arts, Entertainment and Recreation - 0.8%
	FireKeepers Development Authority
200	13.88%, 05/01/2015 ■‡	228

	Finance and Insurance - 1.6%
	Ford Motor Credit Co.
200	6.63%, 08/15/2017 ‡	219
	Offshore Group Investments Ltd.
200	11.50%, 08/01/2015 ‡	218
		437
	Food Manufacturing - 1.3%
	JBS USA LLC
150	11.63%, 05/01/2014 ‡	165
	Pinnacle Foods Finance LLC
200	9.25%, 04/01/2015 ‡	207
		372
	Food Services - 0.7%
	ARAMARK Holdings Corp.
200	8.63%, 05/01/2016 ■Þ	207

	Health Care and Social Assistance - 0.7%
	Valeant Pharmaceuticals International
200	6.50%, 07/15/2016 ■‡	200

	Information - 2.1%
	Frontier Communications Corp.
200	8.25%, 04/15/2017 ‡	214
	Level 3 Financing, Inc.
400	4.20%, 02/15/2015 ‡Δ	367
		581
	Nonmetallic Mineral Product Manufacturing - 0.7%
	Ardagh Packaging Finance
200	7.38%, 10/15/2017 ■‡	206

	Petroleum and Coal Products Manufacturing - 1.0%
	Chesapeake Energy Corp.
100	6.88%, 08/15/2018 ‡	107
	Western Refining, Inc.
150	10.75%, 06/15/2014 ■‡Δ	158
		265
	Plastics and Rubber Products Manufacturing - 0.8%
	Sealed Air Corp.
200	8.13%, 09/15/2019 ■‡	217

	Professional, Scientific, and Technical Services - 0.6%
	Affinion Group, Inc.
200	11.50%, 10/15/2015 ‡	179

	Soap, Cleaning Compound and Toilet Manufacturing - 0.7%
	Yankee Candle Co.
200	10.25%, 02/15/2016 ‡	184

	Support Activities For Transportation - 0.9%
	Reynolds Group Escrow
250	8.75%, 10/15/2016 ■‡	263

	Utilities - 0.8%
	Calpine Corp.
200	7.25%, 10/15/2017 ■‡	208

	Wholesale Trade - 0.8%
	Spectrum Brands, Inc.
200	9.50%, 06/15/2018 ‡	222

	Total corporate bonds
	(cost $3,773)	$3,971

SENIOR FLOATING RATE INTERESTS ♦ - 87.0%
	Accommodation and Food Services - 0.9%
	Caesars Entertainment Operating Co., Inc.
$249	9.50%, 10/31/2016 ±	$251

	Administrative Waste Management and Remediation - 3.9%
	InVentiv Health, Inc., Term Loan B2
250	6.75%, 05/15/2018 ±	247
	Nana Development Corp.
494	6.50%, 07/22/2016 ±	479
	Synagro Technologies, Inc.
125	2.25%, 03/28/2014 ±⌂	109
	Volume Services America, Inc.
249	10.75%, 09/16/2016 ±⌂☼	245
		1,080
	Agriculture, Construction, Mining and Machinery - 0.4%
	Kion Group GMBH, Facility B
75	3.75%, 12/23/2014 ±☼	62
	Kion Group GMBH, Facility C
75	4.00%, 12/23/2015 ±☼	62
		124
	Agriculture, Forestry, Fishing and Hunting - 0.4%
	WM Bolthouse Farms, Inc.
125	9.50%, 08/11/2016 ±	124

	Air Transportation - 2.7%
	Delta Air Lines, Inc., Term Loan
249	5.50%, 04/14/2017 ±	243
	United Air Lines, Inc.
250	2.25%, 02/01/2014 ±	241
	US Airways Group, Inc.
300	2.75%, 03/23/2014 ±☼	259
		743
	Arts, Entertainment and Recreation - 16.0%
	24 Hour Fitness Worldwide, Inc.
499	6.75%, 04/15/2016 ±	479
	AMC Entertainment Holdings, Inc.
500	5.35%, 06/13/2012 ±Þ	491
	Cenveo, Inc.
250	6.25%, 12/21/2016 ±	245
	Chester Downs and Marina LLC, Loan
978	12.38%, 07/31/2016 ±	981
	Clubcorp Club Operations, Inc.
499	6.00%, 11/30/2016 ±	493

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.0% - (continued)
		Arts, Entertainment and Recreation - 16.0% - (continued)
		Cumulus Media, Inc., Term Loan B
	$125	5.75%, 09/17/2018 ±	$123
		Pittsburgh Gaming Holdings L.P.
	1,000	12.00%, 06/30/2015 ±	1,035
		San Juan Cable LLC
	125	6.00%, 06/15/2018 ±	121
		Venetian Macau Ltd., Term Loan
	316	4.75%, 05/25/2013 ±☼	315
		Venetian Macau Ltd., Term Loan B Delayed Draw
	182	4.75%, 05/25/2012 ±☼	182
			4,465
		Chemical Manufacturing - 5.4%
		Hexion Specialty Chemicals
	175	4.00%, 05/05/2015 ±☼	166
	75	4.13%, 05/05/2015 ±☼	71
		Ineos Group
EUR	237	7.50%, 12/16/2013 ±☼	333
EUR	263	8.00%, 12/16/2014 ±☼	372
		Norit N.V., Inc.
	125	6.75%, 07/01/2017 ±	123
		Univar, Inc.
	199	5.00%, 06/30/2017 ±	195
		Utex Industries, Inc.
	247	6.50%, 12/17/2016 ±⌂☼	242
			1,502
		Computer and Electronic Product Manufacturing - 0.8%
		SRA International, Inc.
	250	6.50%, 07/20/2018 ±	236

		Construction - 2.6%
		Brock Holdings, Inc.
	499	6.00%, 03/16/2017 ±	474
	150	8.25%, 03/16/2018 ◊☼	138
		Tensar Corp.
	125	7.75%, 10/28/2012 ±	117
			729
		Finance and Insurance - 8.9%
		Asurion Corp., Second Lien Term Loan
	125	9.00%, 05/24/2019 ±	122
		BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
	74	8.75%, 12/17/2017 ±	74
		BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
	176	8.75%, 12/17/2017 ±	175
		Chrysler Group LLC
	349	6.00%, 05/24/2017 ±	327
		Evertec, Inc.
	299	5.25%, 09/30/2016 ±	294
		Hub International Holdings, Inc., Term Loan B Add-On
	249	6.75%, 06/13/2014 ±	246
		MacAndrews Amg Holdings LLC
	229	6.13%, 04/17/2012 ±⌂☼	217
		Nuveen Investments, Inc., Second Lien Term Loan
	1,000	12.50%, 07/31/2015 ±	1,031
			2,486
		Food Manufacturing - 1.7%
		Del Monte Corp.
	125	4.50%, 03/08/2018 ±	121
		Roundy's Supermarkets, Inc., Second Lien Term Loan
	250	10.00%, 04/16/2016 ±	246
		Shearer's Foods, Inc.
	125	7.50%, 03/31/2015 ±	118
			485
		Health Care and Social Assistance - 3.7%
		Ardent Health Services LLC, Term Loan
	125	6.50%, 09/15/2015 ±	121
		Harrington Holdings, Inc.
	250	6.75%, 10/01/2016 ±	247
		Immucor, Inc.
	300	7.25%, 08/17/2018 ±	301
		Medpace, Inc.
	250	6.50%, 06/15/2017 ±	237
		Select Medical Corp.
	125	5.50%, 06/01/2018 ±	115
			1,021
		Health Care Providers & Services - 0.9%
		Res-Care, Inc.
	249	7.25%, 12/22/2016 ±	238

		Information - 8.3%
		Ascend Learning LLC
	125	7.01%, 12/06/2016 ±⌂	121
		Aspect Software, Inc.
	249	6.25%, 05/07/2016 ±	249
		Blackboard, Inc.
	250	7.50%, 09/23/2018 ±	241
		Eagle Parent, Inc.
	125	5.00%, 05/16/2018 ±	121
		Go Daddy Group, Inc.
	350	5.75%, 09/28/2018 ◊☼	350
		Intelsat Ltd.
	150	3.39%, 02/01/2014 ±	144
		Property Data U.S., Inc.
	100	7.00%, 01/04/2017 ±⌂	83
		SkillSoft Corp.
	270	6.50%, 05/26/2017 - 05/31/2017 ±	266
		UPC Financing Partnership
EUR	475	3.36%, 12/31/2014 ±☼	627
		WideOpenWest Finance LLC, Second Lien Term Loan
	125	6.49%, 06/29/2015 ±Þ	111
			2,313
		Miscellaneous Manufacturing - 1.5%
		DAE Aviation Holdings, Inc.
	125	5.43%, 09/27/2014 ±	121
		Sequa Corp.
	300	4.75%, 12/03/2014 ◊☼	300
			421
		Motor Vehicle and Parts Manufacturing - 0.9%
		Stackpole Powertrain International USA LLC
	250	7.50%, 08/02/2017 ±	244

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 87.0% - (continued)
	Other Services - 0.9%
	Husky Injection Molding Systems
$249	6.50%, 06/21/2018 ±	$248

	Petroleum and Coal Products Manufacturing - 2.7%
	Dynegy Midwest Generation LLC
500	9.25%, 08/05/2016 ±	491
	Western Refining, Inc.
100	7.50%, 03/15/2017 ±	100
	Willbros Group, Inc.
152	9.50%, 06/30/2014 ±☼	151
		742
	Plastics and Rubber Products Manufacturing - 3.2%
	Veyance Technologies, Inc.
748	2.75%, 07/31/2014 ±	671
250	6.00%, 07/31/2015 ±	209
		880
	Professional, Scientific, and Technical Services - 1.0%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
300	9.25%, 06/18/2018 ±	285

	Real Estate and Rental and Leasing - 2.8%
	Realogy Corp.
92	3.22%, 10/05/2013 ±☼	86
731	3.27%, 10/05/2014 ±☼	683
		769
	Retail Trade - 13.5%
	Academy, Ltd.
250	6.00%, 07/06/2018 ±	247
	BJ's Wholesale Club, Inc.
500	7.00%, 09/27/2018 ±	498
125	10.00%, 03/27/2019 ±	125
	Burlington Coat Factory Warehouse Corp.
125	6.25%, 02/23/2017 ±	122
	Great Atlantic & Pacific Tea Co., Inc.
1,000	8.75%, 06/14/2012 ±Ψ	997
	Rite Aid Corp., Tranche 5 Term Loan
750	4.50%, 03/03/2018 ±☼	709
	Sports Authority, Inc.
748	7.50%, 11/16/2017 ±	714
	Sprouts Farmers Market LLC
125	6.00%, 03/24/2018 ±	121
	Toys R Us, Inc., Initial Loan
250	6.00%, 09/01/2016 ±	246
		3,779
	Textile Product Mills - 1.7%
	Levi Strauss & Co.
500	2.50%, 03/09/2014 ±	483

	Transit and Ground Passenger Transportation - 0.4%
	Emergency Medical Services Corp.
125	5.25%, 04/04/2018 ±	122

	Utilities - 0.9%
	BRSP LLC
250	7.50%, 06/23/2014 ±	249

	Wholesale Trade - 0.9%
	Reynolds Consumer Products, Inc.
249	6.50%, 02/09/2018 ±☼		248

	Total senior floating rate interests
	(cost $23,956)		$24,267

	Total long-term investments
	(cost $27,729)		$28,238

SHORT-TERM INVESTMENTS - 8.2%
Investment Pools and Funds - 0.0%
8	JP Morgan U.S. Government Money Market Fund ‡		$8

Repurchase Agreements - 8.2%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $424,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $432)
$424	0.08%, 10/31/2011		424
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $784,
	collateralized by U.S. Treasury Note 0.13%
	- 0.38%, 2012 - 2013, value of $800)
784	0.05%, 10/31/2011 ‡		784
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $834,
	collateralized by U.S. Treasury Note 1.50%
	- 4.25%, 2013 - 2016, value of $851)
834	0.07%, 10/31/2011		834
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $242,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $246)
242	0.08%, 10/31/2011		242
			2,284
	Total short-term investments
	(cost $2,292)		$2,292

	Total investments
	(cost $30,021) ▲	109.4%	$30,530
	Other assets and liabilities	(9.4)%	(2,635)
	Total net assets	100.0%	$27,895

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate High Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 10.0% of total net assets at October 31, 2011.

▲	Also represents cost for tax purposes.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $1,687, which represents 6.0% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $4,108.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR ─ EURO

Þ	This security may pay interest in additional principal instead of cash.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2011	$125	Ascend Learning LLC, 7.01%, 12/06/2016	$120
09/2011	$229	MacAndrews Amg Holdings LLC, 6.13%, 04/17/2012	223
09/2011	$100	Property Data U.S., Inc., 7.00%, 01/04/2017	85
09/2011	$125	Synagro Technologies, Inc., 2.25%, 03/28/2014	108
09/2011	$247	Utex Industries, Inc., 6.50%, 12/17/2016	240
09/2011	$249	Volume Services America, Inc., 10.75%, 09/16/2016	248

At October 31, 2011, the aggregate value of these securities was $1,017, which represents 3.6% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	JP Morgan Securities	Sell	$161	$156	12/18/2012	$(5)
Euro	JP Morgan Securities	Sell	177	171	12/17/2013	(6)
Euro	JP Morgan Securities	Sell	602	594	12/31/2013	(8)
Euro	JP Morgan Securities	Sell	349	350	12/18/2012	1
						$(18)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Floating Rate High Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Corporate Bonds	3,971	–	3,971	–
Senior Floating Rate Interests	24,267	–	24,267	–
Short-Term Investments	2,292	8	2,284	–
Total	$30,530	$8	$30,522	$–
Foreign Currency Contracts *	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts *	19	–	19	–
Total	$19	$–	$19	$–

♦	For the period September 30, 2011, (commencement of operations) through October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate High Income Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $30,021)	$30,530
Cash	24
Foreign currency on deposit with custodian (cost $1,309)	1,291
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	127
Fund shares sold	56
Dividends and interest	118
Other assets	10
Total assets	32,157
Liabilities:
Unrealized depreciation on foreign currency contracts	19
Payables:
Investment securities purchased	4,233
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	5
Total liabilities	4,262
Net assets	$27,895
Summary of Net Assets:
Capital stock and paid-in-capital	$27,372
Accumulated undistributed net investment income	31
Accumulated net realized gain on investments and foreign currency transactions	18
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	474
Net assets	$27,895

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.20/$10.52
Shares outstanding	672
Net assets	$6,855
Class C: Net asset value per share	$10.20
Shares outstanding	304
Net assets	$3,101
Class I: Net asset value per share	$10.20
Shares outstanding	256
Net assets	$2,611
Class R3: Net asset value per share	$10.20
Shares outstanding	200
Net assets	$2,044
Class R4: Net asset value per share	$10.20
Shares outstanding	200
Net assets	$2,044
Class R5: Net asset value per share	$10.20
Shares outstanding	201
Net assets	$2,045
Class Y: Net asset value per share	$10.20
Shares outstanding	902
Net assets	$9,195

The accompanying notes are an integral part of these financial statements.

10

The Hartford Floating Rate High Income Fund
Statement of Operations
For the Period September 30, 2011, (commencement of operations) through October 31, 2011
(000’s Omitted)

Investment Income:
Interest	$113
Total investment income	113

Expenses:
Investment management fees	14
Administrative services fees	1
Transfer agent fees	—
Distribution fees
Class A	1
Class C	2
Class R3	1
Class R4	—
Custodian fees	—
Accounting services fees	—
Registration and filing fees	—
Board of Directors' fees	—
Audit fees	5
Other expenses	1
Total expenses (before waivers)	25
Expense waivers	(6)
Total waivers	(6)
Total expenses, net	19
Net Investment Income	94
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	2
Net realized gain on foreign currency contracts	35
Net realized loss on other foreign currency transactions	(16)
Net Realized Gain on Investments and Foreign Currency Transactions	21
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	509
Net unrealized depreciation of foreign currency contracts	(18)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(17)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	474
Net Gain on Investments and Foreign Currency Transactions	495
Net Increase in Net Assets Resulting from Operations	$589

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate High Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period September 30, 2011* through October 31, 2011
Operations:
Net investment income	$94
Net realized gain on investments and foreign currency transactions	21
Net unrealized appreciation of investments and foreign currency transactions	474
Net Increase In Net Assets Resulting From Operations	589
Distributions to Shareholders:
From net investment income
Class A	(16)
Class C	(4)
Class I	(6)
Class R3	(4)
Class R4	(5)
Class R5	(6)
Class Y	(25)
Total distributions	(66)
Capital Share Transactions:
Class A	6,722
Class C	3,053
Class I	2,563
Class R3	2,004
Class R4	2,005
Class R5	2,006
Class Y	9,019
Net increase from capital share transactions	27,372
Net Increase In Net Assets	27,895
Net Assets:
Beginning of period	—
End of period	$27,895
Accumulated undistributed (distribution in excess of) net investment income (loss)	$31

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Floating Rate High Income Fund
Notes to the Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Floating Rate High Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

13

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the period September 30, 2011, (commencement of operations) through October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

15

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established

16

by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

17

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$19	$—	$—	$—	$—	$19
Total	$—	$19	$—	$—	$—	$—	$19

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period September 30, 2011, (commencement of operations) through October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the period September 30, 2011, (commencement of operations) through October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$35	$—	$—	$—	$—	$35
Total	$—	$35	$—	$—	$—	$—	$35

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(18)	$—	$—	$—	$—	$(18)
Total	$—	$(18)	$—	$—	$—	$—	$(18)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates

18

rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

19

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$66

*	The Fund commenced operations on September 30, 2011

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$31
Unrealized Appreciation *	492
Total Accumulated Earnings	$523

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period September 30, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$3
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(3)

e)
Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.75%

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period September 30, 2011, (commencement of operations) through October 31, 2011, HIFSCO received front-end load sales charges of $3 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.25% of the Fund’s average daily net assets. Some or all of the fee may be used for

21

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period September 30, 2011, (commencement of operations) through October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period September 30, 2011, (commencement of operations) through October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund during the period September 30, 2011, (commencement of operations) through October 31, 2011, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	601
Class C	200
Class I	201
Class R3	200
Class R4	200
Class R5	201
Class Y	902

9.	Investment Transactions:

For the period September 30, 2011, (commencement of operations) through October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$27,854
Sales Proceeds Excluding U.S. Government Obligations	127

22

10. Capital Share Transactions:

The following information is for the period September 30, 2011, (commencement of operations) through October 31, 2011:

	For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	671	1	—	—	672
Amount	$6,706	$16	$—	$—	$6,722
Class C
Shares	304	—	—	—	304
Amount	$3,049	$4	$—	$—	$3,053
Class I
Shares	255	1	—	—	256
Amount	$2,557	$6	$—	$—	$2,563
Class R3
Shares	200	—	—	—	200
Amount	$2,000	$4	$—	$—	$2,004
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$5	$—	$—	$2,005
Class R5
Shares	200	1	—	—	201
Amount	$2,000	$6	$—	$—	$2,006
Class Y
Shares	899	3	—	—	902
Amount	$8,994	$25	$—	$—	$9,019
Total
Shares	2,729	6	—	—	2,735
Amount	$27,306	$66	$—	$—	$27,372

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period September 30, 2011, (commencement of operations) through October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

23

The Hartford Floating Rate High Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

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25

The Hartford Floating Rate High Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

From September 30, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	$10.00	$0.03	$–	$0.20	$0.23	$(0.03)	$–	$–	$(0.03)	$0.20	$10.20
C(E)	10.00	0.03	–	0.19	0.22	(0.02)	–	–	(0.02)	0.20	10.20
I(E)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20
R3(E)	10.00	0.03	–	0.19	0.22	(0.02)	–	–	(0.02)	0.20	10.20
R4(E)	10.00	0.03	–	0.20	0.23	(0.03)	–	–	(0.03)	0.20	10.20
R5(E)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20
Y(E)	10.00	0.04	–	0.19	0.23	(0.03)	–	–	(0.03)	0.20	10.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets			Portfolio Turnover Rate(C)

2.25	%(F)	$6,855	1.29	%(G)	1.00	%(G)	1.00	%(G)	4.72	%(G)			0%
2.19	(F)	3,101	2.07	(G)	1.78	(G)	1.78	(G)	4.21	(G)			–
2.28	(F)	2,611	1.05	(G)	0.76	(G)	0.76	(G)	5.10	(G)			–
2.22	(F)	2,044	1.74	(G)	1.35	(G)	1.35	(G)	4.25	(G)			–
2.25	(F)	2,044	1.44	(G)	1.05	(G)	1.05	(G)	4.55	(G)			–
2.28	(F)	2,045	1.14	(G)	0.75	(G)	0.75	(G)	4.85	(G)			–
2.27	(F)	9,195	1.04	(G)	0.75	(G)	0.75	(G)	4.85	(G)	a	a	–	a

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate High Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 30, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate High Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period September 30, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

28

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Floating Rate High Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Floating Rate High Income Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

32

The Hartford Floating Rate High Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of September 30, 2011, (commencement of operations) through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 31/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value September 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period September 30, 2011 through October 31, 2011	Beginning Account Value September 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period September 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$1,053.60	$0.87	$1,000.00	$1,003.40	$0.85	1.00%	31	365
Class C*	$1,000.00	$1,045.60	$1.55	$1,000.00	$1,002.73	$1.52	1.78	31	365
Class I*	$1,000.00	$1,054.70	$0.66	$1,000.00	$1,003.60	$0.65	0.76	31	365
Class R3*	$1,000.00	$1,047.30	$1.17	$1,000.00	$1,003.10	$1.15	1.35	31	365
Class R4*	$1,000.00	$1,052.00	$0.92	$1,000.00	$1,003.35	$0.89	1.05	31	365
Class R5*	$1,000.00	$1,053.70	$0.65	$1,000.00	$1,003.61	$0.64	0.75	31	365
Class Y*	$1,000.00	$1,054.70	$0.66	$1,000.00	$1,003.61	$0.64	0.75	31	365

*	Commenced operations on September 30, 2011.

33

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on June 21-22, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford Floating Rate High Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (“Hartford Investment Management,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Hartford Investment Management’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and Hartford Investment Management’s reputation and overall financial strength, and the Board’s past experience with Hartford Investment Management as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Hartford Investment Management be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee Hartford Investment Management’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by Hartford Investment Management and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Hartford Investment Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Hartford Investment Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

34

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.

Performance of Hartford Investment Management

The Board considered the investment performance of Hartford Investment Management and its portfolio management team, including, for purposes of considering the investment skill and experience of the Fund’s portfolio managers, the performance of a similar Hartford Mutual Fund managed by the portfolio management team. HIFSCO and Hartford Investment Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and Hartford Investment Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders. The Board also noted that the actual profitability of the Fund to HIFSCO would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Hartford Investment Management, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and Hartford Investment Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75%, respectively, through February 28, 2013.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also below the Lipper peer group average and median.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

35

The Hartford Floating Rate High Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future investors. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fee rates as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered how any benefits from economies of scale would be realized by the various parties, noting that the fees payable to Hartford Investment Management would be equal to its estimated costs in providing sub-advisory services to the Fund. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FRHI11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Fundamental Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Fundamental Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Fundamental Growth Fund inception 05/24/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Fundamental Growth A#	1.40%	2.12%	3.40%
Fundamental Growth A##	-4.17%	0.98%	2.82%
Fundamental Growth B#	0.60%	1.39%	NA*
Fundamental Growth B##	-4.40%	1.03%	NA*
Fundamental Growth C#	0.60%	1.35%	2.64%
Fundamental Growth C##	-0.40%	1.35%	2.64%
Fundamental Growth I#	1.68%	2.22%	3.45%
Fundamental Growth R3#	1.18%	2.40%	3.78%
Fundamental Growth R4#	1.45%	2.49%	3.83%
Fundamental Growth R5#	1.81%	2.58%	3.88%
Fundamental Growth Y#	1.80%	2.60%	3.89%
Russell 1000 Growth Index	9.92%	3.04%	3.56%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date. Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Includes the Fund's performance when it invested primarily, prior to 3/30/07, in equity securities, typically 20-40 large capitalization companies.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Fundamental Growth Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Fundamental Growth Fund returned 1.40%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the Russell 1000 Growth Index, which returned 9.92% for the same period. The Fund also underperformed the 6.76% return of the average fund in the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling contributed to the decision by Standard & Poor’s to downgrade U.S. long-term government debt. Employment in the U.S. unexpectedly stagnated in August as employers added no net new jobs for the first time in almost a year. Following the difficult third quarter, equity markets surged ahead in October, breaking a string of five consecutive monthly losses for the S&P 500 Index. Solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors enthusiasm for stocks.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+8%), mid-caps (+9%), and small-caps (+7%) all rose as represented by the S&P 500, S&P MidCap 400, and Russell 2000 Indices, respectively. Within the Russell 1000 Growth Index, nine of ten broad economic sectors posted positive returns. Utilities (+18%), Energy (+18%), Consumer Discretionary (+14%) had the strongest returns while Telecommunication Services (-2%), Materials (+3%), and Financials (+5%) lagged on a relative basis.

The Fund underperformed the benchmark during the period due to weak security selection. Stock selection was weakest within the Energy, Information Technology, and Financials sectors and more than offset positive selection within Industrials, Consumer Staples, and Consumer Discretionary. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection, detracted from relative results, in part due to underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to Consumer Staples and Energy.

Top detractors from benchmark-relative and absolute (i.e. total return) performance included Alpha Natural Resources (Energy), Assured Guaranty (Financials), and JDS Uniphase (Information Technology). Alpha Natural Resources, a U.S.-based coal producer, saw its shares drop after reduced shipment guidance raised investor concerns about a slowdown in demand from China. Shares of Assured Guaranty, a credit protection company that provides bond insurance, mortgage insurance, and other financial guaranty products, fell after Standard & Poor's proposed changing the way in which it rates bond insurers. Shares of JDS Uniphase, a provider of communications test and measurement solutions and optical products for telecommunications service providers, declined after the company reduced quarterly revenue guidance below estimates.

Top contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) included UnitedHealth Group (Health Care), Buckle (Consumer Discretionary), and Nordstrom (Consumer Discretionary). Shares of UnitedHealth Group, a health care benefits and services provider, rose as the company reported quarterly earnings ahead of analysts' estimates, driven in part by reduced use of services by its members. Investors also looked favorably on an increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Buckle, a U.S.-based retailer of casual apparel, footwear, and accessories, gained after reporting increased revenue from stores open for more than a year. Shares of Nordstrom, a fashion specialty retailer, gained during the period after announcing plans to buy back shares and increasing full year earnings guidance. Top contributors to absolute results also included Apple and IBM.

What is the outlook?
We continue to face elevated uncertainty across the macroeconomic environment with investors closely watching the sovereign debt crisis in Europe. This has led to what appear to be high levels of risk aversion, record high stock correlations, and a general flight to safety. In this environment, we believe investors craved low volatility and safety stocks; the fundamentals of many solid companies were

3

The Hartford Fundamental Growth Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

largely ignored. We believe that, barring a catastrophic liquidity event in Europe, we should eventually return to an environment where fundamentals once again matter. History suggests that periods following correlation peaks have been positive for bottom-up stock pickers as differentiation among stocks returns. We continue to remain true to our process, focusing on high quality companies with attractive valuations, solid fundamentals, and strong balance sheets.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Financials, Industrials, and Information Technology and most underweight Consumer Staples, Telecommunication Services, and Materials relative to the Russell 1000 Growth Index.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Capital Goods (Industrials)	12.6
Commercial & Professional Services (Industrials)	2.0
Consumer Services (Consumer Discretionary)	4.7
Diversified Financials (Financials)	2.2
Energy (Energy)	11.9
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	2.7
Insurance (Financials)	6.1
Materials (Materials)	4.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.8
Retailing (Consumer Discretionary)	8.1
Semiconductors & Semiconductor Equipment (Information Technology)	0.4
Software & Services (Information Technology)	16.7
Technology Hardware & Equipment (Information Technology)	14.3
Transportation (Industrials)	1.8
Short-Term Investments	1.1
Other Assets and Liabilities	1.0
Total	100.0%

4

The Hartford Fundamental Growth Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 1.0%
33	Johnson Controls, Inc.	$1,083

	Capital Goods - 12.6%
37	BE Aerospace, Inc. ●	1,407
24	Boeing Co.	1,559
11	Caterpillar, Inc.	1,011
15	Cummins, Inc.	1,442
23	Deere & Co.	1,708
20	Flowserve Corp.	1,844
22	Joy Global, Inc.	1,910
49	WESCO International, Inc. ●	2,375
		13,256
	Commercial & Professional Services - 2.0%
49	Manpower, Inc.	2,114

	Consumer Services - 4.7%
45	ITT Educational Services, Inc. ●	2,782
9	McDonald's Corp.	854
32	Starbucks Corp.	1,334
		4,970
	Diversified Financials - 2.2%
50	Ameriprise Financial, Inc.	2,353

	Energy - 11.9%
69	Alpha Natural Resources, Inc. ●	1,661
22	Apache Corp.	2,142
37	Cameron International Corp. ●	1,828
14	Exxon Mobil Corp.	1,101
39	Halliburton Co.	1,472
11	National Oilwell Varco, Inc.	770
13	Ultra Petroleum Corp. ●	427
67	Whiting Petroleum Corp. ●	3,096
		12,497
	Food, Beverage & Tobacco - 2.3%
4	PepsiCo, Inc.	233
31	Philip Morris International, Inc.	2,138
		2,371
	Health Care Equipment & Services - 2.7%
28	St. Jude Medical, Inc.	1,073
37	UnitedHealth Group, Inc.	1,785
		2,858
	Insurance - 6.1%
97	Aflac, Inc.	4,351
162	Assured Guaranty Ltd.	2,062
		6,413
	Materials - 4.3%
54	Barrick Gold Corp.	2,678
11	Celanese Corp.	461
34	Freeport-McMoRan Copper & Gold, Inc.	1,373
		4,512
	Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
29	Agilent Technologies, Inc. ●	1,082
34	Celgene Corp. ●	2,204
27	Gilead Sciences, Inc. ●	1,108
89	Mylan, Inc. ●	1,740
13	Waters Corp. ●	1,018
		7,152
	Retailing - 8.1%
6	Amazon.com, Inc. ●	1,238
38	Buckle (The), Inc.	1,707
54	Guess?, Inc.	1,786
20	Kohl's Corp.	1,044
18	Nordstrom, Inc.	897
2	Priceline.com, Inc. ●	1,117
9	Ross Stores, Inc.	781
		8,570
	Semiconductors & Semiconductor Equipment - 0.4%
20	Skyworks Solutions, Inc. ●	394

	Software & Services - 16.7%
12	Accenture plc	705
8	Baidu, Inc. ADR ●	1,093
61	eBay, Inc. ●	1,942
6	Google, Inc. ●	3,496
17	IBM Corp.	3,139
84	Microsoft Corp.	2,240
90	Oracle Corp.	2,949
22	Visa, Inc.	2,024
		17,588
	Technology Hardware & Equipment - 14.3%
16	Apple, Inc. ●	6,598
41	Arrow Electronics, Inc. ●	1,482
188	Cisco Systems, Inc.	3,483
97	EMC Corp. ●	2,375
53	Finisar Corp. ●	1,078
		15,016
	Transportation - 1.8%
28	United Parcel Service, Inc. Class B	1,946

	Total common stocks
	(cost $98,314)	$103,093

	Total long-term investments
	(cost $98,314)	$103,093

SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $67,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $69)
$67	0.11%, 10/31/2011	$67
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $643, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$656)
643	0.11%, 10/31/2011	643
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $91,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $93)
91	0.11%, 10/31/2011	91

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.1% - (continued)
Repurchase Agreements - 1.1% - (continued)
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
$–	0.11%, 10/31/2011		$–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $313, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $319)
313	0.11%, 10/31/2011		313
			1,114
	Total short-term investments
	(cost $1,114)		$1,114

	Total investments
	(cost $99,428) ▲	99.0%	$104,207
	Other assets and liabilities	1.0%	1,085
	Total net assets	100.0%	$105,292

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 3.6% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $102,748 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,365
Unrealized Depreciation	(7,906)
Net Unrealized Appreciation	$1,459

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$103,093	$103,093	$–	$–
Short-Term Investments	1,114	–	1,114	–
Total	$104,207	$103,093	$1,114	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $99,428)	$104,207
Cash	1
Receivables:
Investment securities sold	1,750
Fund shares sold	253
Dividends and interest	42
Other assets	55
Total assets	106,308
Liabilities:
Payables:
Investment securities purchased	844
Fund shares redeemed	128
Investment management fees	15
Administrative fees	—
Distribution fees	3
Accrued expenses	26
Total liabilities	1,016
Net assets	$105,292
Summary of Net Assets:
Capital stock and paid-in-capital	$100,116
Accumulated undistributed net investment income	293
Accumulated net realized gain on investments	104
Unrealized appreciation of investments	4,779
Net assets	$105,292

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.83/$11.46
Shares outstanding	2,688
Net assets	$29,093
Class B: Net asset value per share	$10.05
Shares outstanding	157
Net assets	$1,578
Class C: Net asset value per share	$10.04
Shares outstanding	738
Net assets	$7,408
Class I: Net asset value per share	$10.88
Shares outstanding	50
Net assets	$546
Class R3: Net asset value per share	$11.18
Shares outstanding	14
Net assets	$151
Class R4: Net asset value per share	$11.23
Shares outstanding	10
Net assets	$111
Class R5: Net asset value per share	$11.28
Shares outstanding	10
Net assets	$112
Class Y: Net asset value per share	$11.29
Shares outstanding	5,871
Net assets	$66,293

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$1,864
Interest	2
Less: Foreign tax withheld	(27)
Total investment income	1,839

Expenses:
Investment management fees	1,114
Administrative services fees	1
Transfer agent fees	107
Distribution fees
Class A	85
Class B	20
Class C	86
Class R3	1
Class R4	—
Custodian fees	6
Accounting services fees	15
Registration and filing fees	111
Board of Directors' fees	3
Audit fees	12
Other expenses	32
Total expenses (before waivers and fees paid indirectly)	1,593
Expense waivers	(45)
Transfer agent fee waivers	(2)
Commission recapture	(1)
Total waivers and fees paid indirectly	(48)
Total expenses, net	1,545
Net Investment Income	294
Net Realized Gain on Investments:
Net realized gain on investments in securities	10,634
Net Realized Gain on Investments	10,634
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(11,630)
Net Changes in Unrealized Depreciation of Investments	(11,630)
Net Loss on Investments	(996)
Net Decrease in Net Assets Resulting from Operations	$(702)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$294	$(46)
Net realized gain on investments	10,634	7,149
Net unrealized appreciation (depreciation) of investments	(11,630)	10,342
Net Increase (Decrease) In Net Assets Resulting From Operations	(702)	17,445
Distributions to Shareholders:
From net investment income
Class Y	—	(43)
Total distributions	—	(43)
Capital Share Transactions:
Class A	(8,486)	3,715
Class B	(764)	(2,183)
Class C	(1,619)	(513)
Class I	457	140
Class R3	39	100
Class R4	—	100
Class R5	—	100
Class Y	(35,922)	79,467
Net increase (decrease) from capital share transactions	(46,295)	80,926
Net Increase (Decrease) In Net Assets	(46,997)	98,328
Net Assets:
Beginning of period	152,289	53,961
End of period	$105,292	$152,289
Accumulated undistributed (distribution in excess of) net investment income (loss)	$293	$—

The accompanying notes are an integral part of these financial statements.

10

The Hartford Fundamental Growth Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

12

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related

14

to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$43

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$293
Undistributed Long-Term Capital Gain	3,424
Unrealized Appreciation *	1,459
Total Accumulated Earnings	$5,176

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss) on Investments	(7)
Capital Stock and Paid-In-Capital	8

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $8,336 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Assets	0.010%

16

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.30%
Class B Shares	2.05
Class C Shares	2.05
Class I Shares	1.00
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.85

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $81 and contingent deferred sales charges of $3 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83

7.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

18

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$137,911
Sales Proceeds Excluding U.S. Government Obligations	185,707

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	655	—	(1,399)	—	(744)	1,714	—	(1,357)	—	357
Amount	$7,358	$—	$(15,844)	$—	$(8,486)	$17,295	$—	$(13,580)	$—	$3,715
Class B
Shares	15	—	(88)	—	(73)	28	—	(259)	—	(231)
Amount	$155	$—	$(919)	$—	$(764)	$255	$—	$(2,438)	$—	$(2,183)
Class C
Shares	116	—	(270)	—	(154)	176	—	(232)	—	(56)
Amount	$1,203	$—	$(2,822)	$—	$(1,619)	$1,653	$—	$(2,166)	$—	$(513)
Class I
Shares	60	—	(24)	—	36	14	—	—	—	14
Amount	$698	$—	$(241)	$—	$457	$140	$—	$—	$—	$140
Class R3
Shares	4	—	—	—	4	10	—	—	—	10
Amount	$39	$—	$—	$—	$39	$100	$—	$—	$—	$100
Class R4
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$—	$—	$—	$—	$—	$100	$—	$—	$—	$100
Class Y
Shares	1,768	—	(5,275)	—	(3,507)	9,798	4	(1,912)	—	7,890
Amount	$20,175	$—	$(56,097)	$—	$(35,922)	$98,960	$43	$(19,536)	$—	$79,467
Total
Shares	2,618	—	(7,056)	—	(4,438)	11,760	4	(3,760)	—	8,004
Amount	$29,628	$—	$(75,923)	$—	$(46,295)	$118,603	$43	$(37,720)	$—	$80,926

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	26	$292
For the Year Ended October 31, 2010	129	$1,317

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities

19

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

20

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21

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$10.68	$(0.01)	$–	$0.16	$0.15	$–	$–	$–	$–	$0.15	$10.83
B	9.99	(0.10)	–	0.16	0.06	–	–	–	–	0.06	10.05
C	9.98	(0.09)	–	0.15	0.06	–	–	–	–	0.06	10.04
I	10.70	0.02	–	0.16	0.18	–	–	–	–	0.18	10.88
R3	11.05	(0.02)	–	0.15	0.13	–	–	–	–	0.13	11.18
R4	11.07	–	–	0.16	0.16	–	–	–	–	0.16	11.23
R5	11.08	0.04	–	0.16	0.20	–	–	–	–	0.20	11.28
Y	11.09	0.07	–	0.13	0.20	–	–	–	–	0.20	11.29
For the Year Ended October 31, 2010 (E)
A	9.08	(0.02)	–	1.62	1.60	–	–	–	–	1.60	10.68
B	8.56	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.99
C	8.55	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.98
I (F)	9.72	–	–	0.98	0.98	–	–	–	–	0.98	10.70
R3 (F)	10.07	(0.03)	–	1.01	0.98	–	–	–	–	0.98	11.05
R4 (F)	10.07	(0.01)	–	1.01	1.00	–	–	–	–	1.00	11.07
R5 (F)	10.07	–	–	1.01	1.01	–	–	–	–	1.01	11.08
Y	9.41	0.03	–	1.68	1.71	(0.03)	–	–	(0.03)	1.68	11.09
For the Year Ended October 31, 2009
A	7.57	0.01	–	1.50	1.51	–	–	–	–	1.51	9.08
B	7.18	(0.03)	–	1.41	1.38	–	–	–	–	1.38	8.56
C	7.18	(0.05)	–	1.42	1.37	–	–	–	–	1.37	8.55
Y	7.82	0.05	–	1.54	1.59	–	–	–	–	1.59	9.41
For the Year Ended October 31, 2008
A	13.95	(0.01)	–	(4.85)	(4.86)	–	(1.52)	–	(1.52)	(6.38)	7.57
B	13.40	(0.09)	–	(4.61)	(4.70)	–	(1.52)	–	(1.52)	(6.22)	7.18
C	13.41	(0.09)	–	(4.62)	(4.71)	–	(1.52)	–	(1.52)	(6.23)	7.18
Y	14.27	–	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	(6.45)	7.82
For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	–	–	–	–	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	–	–	–	–	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	–	–	–	–	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	–	–	–	–	3.05	14.27

(A) Information presented relates to a share outstanding throughout the indicated period.
(B) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C) Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E) Per share amounts have been calculated using average shares outstanding method.
(F) Commenced operations on May 28, 2010.
(G) Not annualized.
(H) Annualized.
(I) Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

1.40%		$29,093	1.35%		1.30%		1.30%		(0.06)%		95%
0.60		1,578	2.29		2.05		2.05		(0.80)		–
0.60		7,408	2.07		2.05		2.05		(0.80)		–
1.68		546	1.02		1.00		1.00		0.22		–
1.18		151	1.62		1.50		1.50		(0.26)		–
1.45		111	1.31		1.20		1.20		0.04		–
1.81		112	0.98		0.90		0.90		0.34		–
1.80		66,293	0.87		0.85		0.85		0.39		–

17.62		36,651	1.45		1.40		1.40		(0.18)		91
16.71		2,300	2.39		2.16		2.16		(0.91)		–
16.73		8,902	2.16		2.15		2.15		(0.93)		–
10.08	(G)	153	0.89	(H)	0.89	(H)	0.89	(H)	0.08	(H)	–
9.73	(G)	110	1.59	(H)	1.53	(H)	1.53	(H)	(0.53	) (H)	–
9.93	(G)	110	1.29	(H)	1.23	(H)	1.23	(H)	(0.23	) (H)	–
10.03	(G)	110	0.98	(H)	0.93	(H)	0.93	(H)	0.07	(H)	–
18.17		103,953	0.91		0.91		0.91		0.28		–

19.95		27,915	1.63		1.40		1.40		0.15		113
19.22		3,943	2.58		1.95		1.95		(0.33)		–
19.08		8,103	2.36		2.17		2.17		(0.61)		–
20.34		14,000	1.04		1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.96		0.36		–

26.59	(I)	39,831	1.50		1.47		1.47		(0.30)		159
25.70	(I)	12,307	2.30		2.22		2.22		(1.04)		–
25.68	(I)	13,703	2.22		2.20		2.20		(1.04)		–
27.18	(I)	390	1.02		1.02		1.02		0.17		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Fundamental Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Fundamental Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

24

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

26

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Fundamental Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

28

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$899.50	$6.23	$1,000.00	$1,018.65	$6.62	1.30%	184	365
Class B	$1,000.00	$894.90	$9.79	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$895.60	$9.82	$1,000.00	$1,014.84	$10.44	2.05	184	365
Class I	$1,000.00	$900.70	$4.74	$1,000.00	$1,020.22	$5.04	0.99	184	365
Class R3	$1,000.00	$898.00	$7.18	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$899.10	$5.75	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R5	$1,000.00	$901.00	$4.31	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class Y	$1,000.00	$901.00	$4.08	$1,000.00	$1,020.92	$4.33	0.85	184	365

29

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Fundamental Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund had underperformed during the short term and would continue to be monitored by HIFSCO, the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

31

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

32

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-FG11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Global All-Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Global All-Asset Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Consolidated Schedule of Investments at October 31, 2011	7
Consolidated Investment Valuation Hierarchy Level Summary at October 31, 2011	19
Consolidated Statement of Assets and Liabilities at October 31, 2011	21
Consolidated Statement of Operations for the Year Ended October 31, 2011	22
Consolidated Statement of Changes in Net Assets for the Year Ended October 31, 2011, and for the Period May 28, 2010 (commencement of operations) through October 31, 2010	23
Notes to Consolidated Financial Statements	24
Consolidated Financial Highlights	40
Report of Independent Registerd Public Accounting Firm	42
Directors and Officers (Unaudited)	43
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	45
Quarterly Portfolio Holdings Information (Unaudited)	45
Federal Tax Information (Unaudited)	46
Expense Example (Unaudited)	47

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview 5/28/10 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Global All-Asset A#	-2.67%	5.16%
Global All-Asset A##	-8.02%	1.08%
Global All-Asset C#	-3.36%	4.37%
Global All-Asset C##	-4.32%	4.37%
Global All-Asset I#	-2.44%	5.41%
Global All-Asset R3#	-2.93%	4.83%
Global All-Asset R4#	-2.71%	5.13%
Global All-Asset R5#	-2.36%	5.46%
Global All-Asset Y#	-2.34%	5.48%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.69%
MSCI World Index	2.30%	11.45%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global-developed market equity performance. The index consists of 23 developed-market country indices, including the United States. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global All-Asset Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President	Vice President and Director of Tactical Asset Allocation	Vice President

How did the Fund perform?
The Class A shares of The Hartford Global All-Asset Fund returned -2.67%, before sales charge, for the twelve-month period ended October 31, 2011, versus the returns of 2.30% and 5.00%, respectively, for the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index for the same period.  The Fund underperformed the -0.12% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?
During the first half of the period, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. Heightened geopolitical risks, a devastating earthquake in Japan, and continued uncertainty surrounding sovereign debt issues in Europe were not enough to offset investors' enthusiasm about the improving health of the global economy. The second half of the period saw upheaval in global asset markets. Prices for most risk assets fell sharply starting in late July as investors transitioned from excitement over economic strength and the recovery in corporate earnings to apprehension over the risks to global growth. The primary catalysts behind this shift were the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. Equities ended the period up 2.30% as represented by the MSCI World Index.

The bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, returned +5.00% during the period. Most risk segments of the fixed income market underperformed duration-equivalent Treasuries. High yield and emerging markets debt in particular lagged duration-equivalent Treasuries.

The Fund utilizes multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. The Fund has a core allocation to domestic and international securities. In addition, we seek exposure to investment areas that we believe are the beneficiaries of lasting structural changes in the global economy, and often look for opportunities in niche, or non-core areas of the market. The Fund’s market exposures can change frequently based on the portfolio managers’ short-term views.

The Fund underperformed its benchmark during the period primarily due to weak security selection within the Fund's equity and fixed income portfolios. An underweight (i.e. the Fund’s sector position was less than the benchmark position) to fixed income also detracted, although this was offset by cash exposure, an underweight to equities, and an out-of-benchmark position in commodities, which outperformed the benchmark. Active currency exposure, achieved via currency forwards, detracted from performance during the period due primarily to short exposure to the Australian dollar, Swiss franc, and euro, and a long position in the Singapore dollar.

Equity underperformance versus the Fund’s benchmark was due primarily to security selection within Energy, in particular positions in oil and gas exploration and production company EOG Resources and oil sands producer Canadian Natural Resources. Security selection within Consumer Staples and Information Technology also detracted. From a regional perspective, out-of-benchmark positions favoring emerging markets, particularly China, Turkey, and Indonesia, over developed markets detracted as emerging markets trailed their developed peers.

The fixed income portion of the Fund underperformed its benchmark during the period. Sector allocation detracted from relative returns due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations to the High Yield and Emerging Markets Debt sectors, both via credit default swaps and an underweight to the Mortgage Backed Securities sector. A short duration position hurt as interest rates declined. Security selection contributed positively to relative returns due mostly to selection within the High Yield sector. A short position in U.S. Treasury bonds, via futures, also detracted during the period.

During the period we maintained out-of-benchmark exposure to commodities, achieved through futures positions in Agriculture & Livestock commodities, such as cotton and cattle, and Precious Metals commodities, such as gold and platinum. This commodities exposure contributed positively to absolute and relative returns.

3

The Hartford Global All-Asset Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
Our economic outlook shifted considerably during the period. Entering the period we expected a muted recovery, with strength in emerging economies offset by developed market stagnation. While we continue to expect weaker than normal trend growth in developed markets, downside risks have increased meaningfully due to structural headwinds including the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. These issues became apparent in economic data released during the second and third quarters of 2011, which pointed to a slowing of economic activity. We remain concerned about global economic deterioration, the uncertainty related to policy intervention globally – and the impact these forces may have on market volatility.

Importantly, the downturn appears to be extending to emerging markets, including slower growth in China, hindering a key source of global growth. In aggregate, the extent of negative news, combined with the confidence crisis created by the market downturn and continuing debt issues in Europe and the U.S., have raised the probability of a recession in developed economies.

Due in part to these headwinds, we are likely in a period of sustained negative real interest rates in the U.S., Europe, and emerging markets, driven by inflation rates around the world that are well above policy targets and central bank policies focused on keeping interest rates artificially low. We expect these policies to be sustained for some time in the developed markets due to the sluggish structural growth environment and high unemployment rates. These policies also have the effect of reducing the negative impact of high government debt to GDP ratios on the economy. The result of these measures, in combination with low (or negative) growth and increased inflationary pressures from abroad, is likely a stagflationary environment (i.e. a condition of slow economic growth and high unemployment accompanied by a rise in inflation) in developed economies, with exports possibly providing some growth to offset weakness in domestic consumption.

The primary offset to developed market woes remains expansion in emerging markets, although tightening measures and the global slowdown are moderating growth, as noted above. The path of growth in China is a key factor – for global growth, inflation, exchange rates, and especially commodity prices. The government’s recent efforts to stem inflation are prudent in our view, reflecting an ongoing commitment to sustain manageable levels of growth. In concert with building weakness in other parts of the world, however, these actions appear to be having a measurable negative impact on growth.

More broadly, the relationship between developed and emerging markets is evolving, bringing with it structural changes that could have significant impacts on developed market inflation. Wages in emerging economies are rising, emerging market currencies are appreciating, China is moving up the value-added chain, and newly-affluent emerging market consumers are demanding an increasing share of global output. In combination with the long-term trend of rising commodity price pressures and stimulative policies (primarily monetary policies) in developed markets, this could signal an end to the period of “great disinflation” that has occurred since the early-1980s. The interplay between these inflationary pressures and the inherent disinflation created by economic deceleration make predicting short-term inflation rates challenging. Longer term, we continue to believe structural inflation is on the rise, whether accompanied by growth or stagnation.

The portfolio implications of such a regime are varied, and hotly debated. In general, we believe that real assets (gold, inflation-linked bonds), high yielding equities, and emerging market currencies could outperform in such an environment. This also could perpetuate the ongoing rally in the government bond market. We continue to evaluate this theme and how it may impact asset classes going forward.

We expect a highly volatile environment in the near term as policymakers attempt to untie, or at least loosen, some of the structural knots in the financial system. Whether this volatility is around a line trending sideways, down, or up remains to be seen. We expect portfolio positioning will continue to evolve as we anticipate, and position for, a changed environment.

4

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Equity Securities
Common Stocks	41.9%
Exchange Traded Funds	5.9
Preferred Stocks	0.0
Total	47.8%
Fixed Income Securities
Corporate Bonds	3.4%
Foreign Government Obligations	3.8
U.S. Government Agencies	12.3
Total	19.5%
Short-Term Investments	42.5%
Other Assets and Liabilities	(9.8)
Total	100.0%

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	3.9
Capital Goods (Industrials)	3.3
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.4
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	2.6
Energy (Energy)	5.5
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	3.2
Health Care Equipment & Services (Health Care)	0.2
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	0.9
Materials (Materials)	4.0
Media (Consumer Discretionary)	0.2
Other Investment Pools and Funds (Financials)	5.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.1
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	1.6
Semiconductors & Semiconductor Equipment (Information Technology)	0.4
Software & Services (Information Technology)	2.1
Technology Hardware & Equipment (Information Technology)	3.0
Telecommunication Services (Services)	1.1
Transportation (Industrials)	1.1
Utilities (Utilities)	0.9
Total	47.8%

Diversification by Industry
as of October 31, 2011
Fixed Income Securities
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.0%
Arts, Entertainment and Recreation (Services)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.1
Construction (Consumer Cyclical)	0.4
Finance and Insurance (Finance)	1.1
Food Manufacturing (Consumer Staples)	0.1
Information (Technology)	0.2
Mining (Basic Materials)	0.4
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	0.1
Pipeline Transportation (Utilities)	0.1
Primary Metal Manufacturing (Basic Materials)	0.3
Truck Transportation (Transportation)	0.0
Utilities (Utilities)	0.3
Water Transportation (Transportation)	0.0
Wholesale Trade (Consumer Cyclical)	0.0
Total	3.4%
Foreign Government Obligations	3.8%
U.S. Government Agencies	12.3
Short-Term Investments	42.5
Other Assets and Liabilities	(9.8)
Total	100.0%

5

The Hartford Global All-Asset Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Argentina	0.0%
Australia	1.8
Austria	0.1
Bahrain	0.0
Belgium	0.2
Brazil	0.6
British Virgin Islands	0.2
Canada	1.2
Chile	0.1
China	0.3
Colombia	0.3
Denmark	0.1
Finland	0.2
France	1.7
Germany	1.6
Greece	0.0
Hong Kong	1.0
India	0.0
Indonesia	0.1
Ireland	0.3
Israel	0.2
Italy	0.4
Japan	3.9
Jersey	0.5
Kuwait	0.1
Luxembourg	0.4
Mexico	1.1
Netherlands	1.0
New Zealand	0.5
Norway	1.0
Peru	0.1
Portugal	0.0
Qatar	0.1
Russia	0.2
Singapore	0.5
South Africa	0.0
South Korea	0.4
Spain	0.6
Sweden	1.6
Switzerland	2.1
Thailand	0.0
Turkey	0.2
United Arab Emirates	0.1
United Kingdom	4.1
Uruguay	0.3
United States	38.1
Short-Term Investments	42.5
Other Assets and Liabilities	(9.8)
Total	100.0%

6

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9%
	Automobiles & Components - 0.7%
4	Aisin Seiki Co., Ltd.	$139
6	Bayerische Motoren Werke (BMW) AG	499
14	Bridgestone Corp.	317
15	Daimler AG	757
10	Denso Corp.	302
12	Fiat S.p.A.	71
27	Honda Motor Co., Ltd.	800
24	Isuzu Motors Ltd.	101
3	Michelin (C.G.D.E.) Class B	225
69	Mitsubishi Motors Corp. ●	91
41	Nissan Motor Co., Ltd.	373
4	Nokian Rendaat Oyj	144
3	Porsche Automobil Holding SE	164
3	Renault S.A.	143
8	Suzuki Motor Corp.	165
10	Toyota Industries Corp.	295
44	Toyota Motor Corp.	1,454
		6,040
	Banks - 3.9%
43	Australia & New Zealand Banking Group Ltd.	968
75	Banco Bilbao Vizcaya Argentaria S.A.	675
16	Banco Popular Espanol	75
137	Banco Santander Brasil S.A. ‡	1,249
134	Banco Santander Central Hispano S.A.	1,133
5	Bancolombia S.A. ADR ‡	315
65	Bank Hapoalim B.M.	252
33	Bank Leumi Le-Israel	113
23	Bank of East Asia	85
26	Bank of Yokohama Ltd.	120
190	Barclays Bank plc ADR	589
16	BNP Paribas	704
59	BOC Hong Kong Holdings Ltd.	141
27	Chiba Bank Ltd.	163
11	Commerzbank AG	28
26	Commonwealth Bank of Australia	1,329
18	Credit Agricole S.A.	142
11	Danske Bank	156
33	DBS Group Holdings Ltd.	318
19	DNB Nor ASA	222
4	Erste Group Bank AG	79
37	Gunma Bank Ltd.	189
34	Hana Financial Holdings	1,215
13	Hang Seng Bank Ltd.	167
278	HSBC Holdings plc	2,423
177	Intesa Sanpaolo	313
4	KBC Groep N.V.	92
625	Lloyds Banking Group plc ●	323
212	Mitsubishi UFJ Financial Group, Inc.	919
376	Mizuho Financial Group, Inc.	527
36	National Australia Bank Ltd.	957
27	National Bank of Greece	63
19	Natixis	60
43	Nordea Bank Ab	388
53	Oversea-Chinese Banking Corp., Ltd.	353
31	Resona Holdings, Inc.	139
354	Royal Bank of Scotland Group plc ●	137
19	Shizuoka Bank Ltd.	187
25	Skandinaviska Enskilda Banken Ab	155
10	Societe Generale Class A	291
38	Standard Chartered plc	886
23	Sumitomo Mitsui Financial Group, Inc.	644
72	Sumitomo Mitsui Trust Holdings	248
9	Svenska Handelsbanken Ab Class A	256
14	Swedbank Ab	192
218	Unicredit S.p.A.	253
23	United Overseas Bank Ltd.	316
200	US Bancorp	5,115
283	Wells Fargo & Co.	7,325
50	Westpac Banking Corp.	1,165
		34,154
	Capital Goods - 3.3%
6	3M Co.	445
45	ABB Ltd. ADR	850
7	Acs Actividades Cons Y Serv	281
3	AGCO Corp. ●‡	116
8	Alfa Laval Ab	141
3	Alstom RGPT	122
17	Asahi Glass Co., Ltd.	148
7	Assa Abloy Ab	165
9	Atlas Copco AB B Shares	177
59	BAE Systems plc	260
59	Boeing Co. ‡	3,895
4	Bouygues S.A.	137
10	Caterpillar, Inc. ‡	900
9	Compagnie De Saint-Gobain	431
4	Daikin Industries Ltd.	116
91	Danaher Corp. ‡	4,408
3	Deere & Co. ‡	216
8	Emerson Electric Co. ‡	368
7	European Aeronautic Defence and Space Co. N.V.	195
3	Fanuc Corp.	504
13	Ferrovial S.A.	166
30	Fiat Industrial S.p.A. ●	264
1	Flowserve Corp. ‡	97
18	Fraser And Neave Ltd.	90
2	Geberit AG	353
30	General Electric Co. ‡	508
44	Hankyu Hanshin Holdings, Inc.	186
9	Honeywell International, Inc. ‡	473
40	Hutchison Whampoa Ltd.	363
29	Itochu Corp.	288
3	Jgc Corp.	90
6	JS Group Corp.	136
43	Kawasaki Heavy Industries	109
31	Keppel Corp., Ltd.	233
24	Komatsu Ltd.	593
3	Kone Oyj Class B	174
23	Koninklijke Philips Electronics N.V.	474
22	Kubota Corp.	179
1	L-3 Communications Holdings, Inc.	55
3	Legrand S.A.	116
3	Leighton Holdings Ltd.	68
1	Lockheed Martin Corp.	60
–	Man AG	24
2	MAN SE	247
34	Marubeni Corp.	198
2	Metso Oyj	96

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9% - (continued)
	Capital Goods - 3.3% - (continued)
31	Mitsubishi Corp.	$638
39	Mitsubishi Electric Corp.	365
61	Mitsubishi Heavy Industries Ltd.	250
32	Mitsui & Co., Ltd.	462
10	Ngk Insulators Ltd.	111
2	Nidec Corp.	149
85	Noble Group Ltd.	104
–	Precision Castparts Corp.	38
5	Raytheon Co.	204
31	Rolls-Royce Holdings plc	350
5	Safran S.A.	150
26	Sandvik Ab	363
5	Scania Ab	91
1	Schindler Holding AG	149
9	Schneider Electric S.A.	505
15	Siemens AG	1,606
10	Skanska Ab Class B	159
7	Skf Ab B Shares	148
1	SMC Corp.	210
9	Smiths Group plc	143
27	Sumitomo Corp.	333
18	Sumitomo Electric Industries Ltd.	203
12	Sumitomo Heavy Industries	69
5	The Weir Group plc	141
9	Toyota Tsusho Corp.	136
8	United Technologies Corp.	633
3	Vallourec	204
4	Vestas Wind Systems A/S ●	56
10	Vinci S.A.	499
14	Volvo Ab B Shares	170
4	Wartsila Oyj Class B	109
6	Wolseley plc	166
		28,429
	Commercial & Professional Services - 0.2%
6	Adecco S.A.	284
4	Aggreko plc	120
26	Brambles Ltd.	178
12	Capital Group plc	141
16	Dai Nippon Printing Co., Ltd.	167
16	Experian plc	207
39	Group 4 Securicor plc	153
2	Randstad Holding N.V.	65
4	Secom Co., Ltd.	190
9	Serco Group plc	78
–	SGS S.A.	151
		1,734
	Consumer Durables & Apparel - 1.4%
3	Adidas-Salomon AG	203
126	Burberry Group plc	2,707
1	Christian Dior	174
8	CIE Financiere Richemont S.A.	447
49	Coach, Inc. ‡	3,161
4	Electrolux Ab Series B	67
52	Lululemon Athletica, Inc. ●	2,955
4	LVMH Moet Hennessy Louis Vuitton S.A.	622
7	Nikon Corp.	161
39	Panasonic Corp.	399
13	Sekisui House Ltd.	119
21	Sharp Corp.	192
18	Sony Corp.	369
1	Swatch Group AG	261
		11,837
	Consumer Services - 0.2%
3	Accor S.A.	103
4	Carnival plc	131
33	Compass Group plc	299
19	Echo Entertainment Group Ltd. ●	73
104	Genting Singapore plc ●	142
7	Intercontinental Hotels Group	121
5	Opap S.A.	61
61	Sands China Ltd. ●§	183
2	Sodexo	171
19	TABCORP Holdings Ltd.	58
		1,342
	Diversified Financials - 2.6%
3	Asx Ltd.	97
86	Bank of America Corp. ‡	590
24	BlackRock, Inc. ‡	3,819
19	Credit Suisse Group AG	543
56	Daiwa Securities Group, Inc.	196
15	Deutsche Bank AG	636
4	Deutsche Boerse AG	205
13	Goldman Sachs Group, Inc. ‡	1,391
2	Groupe Bruxelles Lambert S.A.	135
13	Grupo de Inversiones Suramericana	234
21	Hong Kong Exchanges & Clearing Ltd.	355
65	ING Groep N.V. ●	560
11	Investor AB Class B	220
254	JP Morgan Chase & Co. ‡	8,840
5	Julius Baer Group Ltd.	174
5	Kinnevik Investment AB	114
7	Macquarie Group Ltd.	186
24	Man Group plc	58
65	Nomura Holdings, Inc.	249
2	ORIX Corp.	150
19	Singapore Exchange Ltd.	100
59	UBS AG	741
262	UBS AG ADR ●	3,301
		22,894
	Energy - 5.5%
35	Alpha Natural Resources, Inc. ●‡	847
10	Anadarko Petroleum Corp. ‡	801
34	Apache Corp. ‡	3,387
54	BG Group plc	1,169
301	BP plc	2,212
28	Cairn Energy plc ●	132
41	Canadian Natural Resources Ltd. ADR ‡	1,449
24	Chesapeake Energy Corp. ‡	674
191	China Shenhua Energy Co., Ltd.	874
5	Compagnie Generale de Geophysique-Veritas ●	109
45	Consol Energy, Inc. ‡	1,906
6	Ecopetrol S.A. ADR ‡	236
43	Eni S.p.A.	948
80	EOG Resources, Inc. ‡	7,128
36	Exxon Mobil Corp. ‡	2,806
–	Inpex Corp.	284
35	JX Holdings, Inc.	206

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9% - (continued)
	Energy - 5.5% - (continued)
106	OAO Gazprom Class S ADR ‡	$1,241
54	Occidental Petroleum Corp.	5,058
2	OMV AG	85
18	Origin Energy Ltd.	274
9	Pacific Rubiales Energy Corp.	200
17	Peabody Energy Corp.	752
5	Petrofac Ltd.	109
9	Pioneer Natural Resources Co.	770
13	Repsol YPF S.A.	405
57	Royal Dutch Shell plc	2,011
43	Royal Dutch Shell plc B Shares	1,544
6	Saipem S.p.A.	256
15	Santos Ltd.	197
62	Schlumberger Ltd.	4,533
4	Seadrill Ltd.	123
19	Statoil ASA	479
6	Subsea 7 S.A.	137
2	Technip S.A.	176
8	Tenaris S.A.	121
34	Total S.A.	1,774
6	Transocean Ltd.	317
15	Tullow Oil plc	337
38	Whiting Petroleum Corp. ●	1,790
10	Woodside Petroleum Ltd.	390
4	Worleyparsons Ltd.	112
		48,359
	Food & Staples Retailing - 0.5%
15	AEON Co., Ltd.	202
29	Almacenes Exito S.A.	370
11	Carrefour S.A.	286
2	Delhaize-Le Lion S.A.	110
11	Distribuidora Internacional De Alimentacion S.A. ●	49
32	J. Sainsbury plc	153
21	Koninklijke Ahold N.V.	271
2	Metro AG	108
14	Seven & I Holdings Co., Ltd.	362
133	Tesco plc	856
18	Wesfarmers Ltd.	622
34	Wm Morrison Supermarkets	163
23	Woolworths Ltd.	567
		4,119
	Food, Beverage & Tobacco - 3.2%
14	Ajinomoto Co., Inc.	153
12	Anheuser-Busch InBev N.V.	656
7	Archer Daniels Midland Co. ‡	203
10	Asahi Group Holdings Ltd.	201
4	Asian Bamboo AG	54
346	Asian Citrus Holdings Ltd.	238
32	British American Tobacco plc	1,463
2	Carlsberg A/S Class B	160
21	Chaoda Modern Agriculture ⌂†	3
600	China Agri-Industries Holdings	478
178	China Green Holdings Ltd.	55
291	China Modern Dairy Holdings Ltd. ●	70
37	China Yurun Food Group Ltd.	64
9	Coca-Cola Amatil Ltd.	116
3	Coca-Cola Hellenic Bottling	68
34	Cosan Ltd.	412
28	Cosan S.A. Industria E Comercio	431
41	Diageo Capital plc	850
222	First Resources Ltd.	249
32	Foster's Group Ltd.	182
10	General Mills, Inc. ‡	395
21	GrainCorp Ltd.	174
17	Green Mountain Coffee Roasters, Inc. ●‡	1,078
10	Groupe Danone	702
5	Heineken N.V.	241
16	Imperial Tobacco Group plc	576
–	Japan Tobacco, Inc.	365
35	JBS S.A. ●	106
3	Kerry Group plc Class A	108
14	Kirin Brewery Co., Ltd.	175
63	Kraft Foods, Inc.	2,216
63	Nestle S.A.	3,666
50	Parmalat S.p.A.	110
62	PepsiCo, Inc.	3,907
3	Pernod-Ricard	309
65	Philip Morris International, Inc.	4,508
15	SABMiller plc	554
21	Smithfield Foods, Inc. ●	487
4	Swedish Match Ab	133
11	Treasury Wine Estates Ltd.	42
4	Tyson Foods, Inc. Class A	73
26	Unilever N.V. CVA	889
21	Unilever plc	717
117	Wilmar International Ltd.	506
		28,143
	Health Care Equipment & Services - 0.2%
4	Cie Generale d'Optique Essilor International S.A.	288
4	Fresenius Medical Care AG & Co.	275
2	Fresenius SE & Co. KGaA	207
7	Getinge AB Class B	172
5	Olympus Corp.	83
15	Smith & Nephew plc	142
1	Synthes, Inc.	203
2	Terumo Corp.	107
		1,477
	Household & Personal Products - 0.2%
2	Beiersdorf AG	89
6	Henkel AG & Co. KGaA	275
12	Kao Corp.	306
4	L'Oreal S.A.	419
9	Reckitt Benckiser Group plc	484
12	Shiseido Co., Ltd.	222
2	Uni-Charm Corp.	72
		1,867
	Insurance - 0.9%
36	Aegon N.V. ●	171
65	Ageas	130
129	AIA Group Ltd.	394
8	Allianz SE	844
62	Amp Ltd.	275
24	Assicurazioni Generali	421
47	Aviva plc	256
27	AXA S.A.	434
2	Baloise Holding AG	143
–	Dai-ichi Life Insurance Co., Ltd.	183
52	Insurance Australia Group	172

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9% - (continued)
	Insurance - 0.9% - (continued)
116	Legal & General Group plc	$204
10	MS & AD Insurance Group Holdings	192
3	Muenchener Rueckversicherungs NPV	422
8	NKSJ Holdings, Inc.	168
113	Old Mutual plc	199
45	Prudential plc	465
18	QBE Insurance Group Ltd.	272
30	Resolution Ltd.	133
87	RSA Insurance Group plc	156
7	Sampo Oyj Class A	204
55	Standard Life plc	190
31	Suncorp-Metway Ltd.	275
12	Swiss Re Ltd.	659
15	T&D Holdings, Inc.	150
14	Tokio Marine Holdings, Inc.	345
2	Zurich Financial Services AG	551
		8,008
	Materials - 4.0%
14	Agrium, Inc.	1,143
5	Air Liquide	652
4	Akzo Nobel N.V.	214
64	Alumina Ltd.	98
17	Amcor Ltd.	124
22	Anglo American plc	807
6	Antofagasta	115
14	ArcelorMittal	288
34	Asahi Kasei Corp.	200
20	Ball Corp. ‡	691
15	BASF SE	1,088
53	BHP Billiton Ltd.	2,059
35	BHP Billiton plc	1,108
7	Boliden Ab	101
26	Cementos Argos S.A.	147
7	CF Industries Holdings, Inc. ‡	1,153
305	China Bluechemical Ltd.	239
14	CRH plc	262
25	Fletcher Building Ltd.	132
24	Fortescue Metals Group Ltd.	123
–	Givaudan	170
642	Glencore International plc	4,498
107	Graphic Packaging Holding Co. ●‡	471
2	HeidelbergCement AG w/ Rights	109
4	Holcim Ltd.	277
216	Incitec Pivot Ltd.	784
4	Intrepid Potash, Inc. ●‡	110
15	Inversiones Argos S.A.	144
37	Israel Chemicals Ltd.	435
10	JFE Holdings, Inc.	187
5	Johnson Matthey plc	163
5	JSR Corp.	93
17	K+S AG	1,061
71	Kobe Steel Ltd.	119
3	Koninklijke DSM N.V.	167
13	Kuraray Co., Ltd.	188
4	Lafarge S.A.	154
2	Lanxess	102
3	Linde AG	404
28	Mitsubishi Chemical Holdings	167
13	Monsanto Co.	929
32	Mosaic Co.	1,896
14	Newcrest Mining Ltd.	493
97	Nippon Steel Corp.	252
3	Nitto Denko Corp.	137
20	Norsk Hydro ASA	103
1	Novozymes A/S Class B	170
7	Orica Ltd.	201
50	Potash Corp. of Saskatchewan, Inc.	2,359
1	Rangold Resources Ltd.	154
7	Rio Tinto Ltd.	530
23	Rio Tinto plc	1,258
8	Shin-Etsu Chemical Co., Ltd.	430
19	Silgan Holdings, Inc.	713
265	Sinofert Holdings Ltd.	87
2	Solvay S.A.	153
12	Stora Enso Oyj Class R	77
45	Sumitomo Chemical Co., Ltd.	166
60	Sumitomo Metal Industries	112
15	Sumitomo Metal Mining Co., Ltd.	201
12	Svenska Cellulosa Ab B Shares	176
4	Syngenta AG	1,191
38	Teijin Ltd.	133
5	ThyssenKrupp AG	152
32	Toray Industries, Inc.	228
3	Umicore	109
10	UPM-Kymmene Oyj	116
8	Uralkali §	332
3	Voestalpine AG	96
35	Xstrata plc	577
15	Yara International ASA	691
		34,769
	Media - 0.2%
21	British Sky Broadcasting Group plc	239
5	Dentsu, Inc.	155
13	Elsevier N.V.	163
2	Lagardere S.C.A.	65
15	Pearson plc	280
3	Publicis Groupe	161
12	Reed Elsevier Capital, Inc.	101
7	SES Global S.A.	185
45	Singapore Press Holdings Ltd.	139
8	Wolters Kluwer N.V.	133
28	WPP plc	285
		1,906
	Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
2	Actelion Ltd.	90
111	Agilent Technologies, Inc. ●‡	4,106
32	Alexion Pharmaceuticals, Inc. ●╦	2,158
7	Astellas Pharma, Inc.	272
23	AstraZeneca plc	1,097
14	Bayer AG	876
32	Biogen Idec, Inc. ●‡	3,690
63	Celgene Corp. ●‡	4,068
9	CSL Ltd.	283
16	Daiichi Sankyo Co., Ltd.	320
6	Eisai Co., Ltd.	243
116	Gilead Sciences, Inc. ●‡	4,822
84	GlaxoSmithKline plc	1,880
1	Merck KGaA	97

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 4.1% - (continued)
34	Novartis AG	$1,909
7	Novo Nordisk A/S	754
7	Otsuka Holdings Co., Ltd.	176
11	Roche Holding AG	1,833
17	Sanofi-Aventis S.A.	1,243
10	Shionogi & Co., Ltd.	130
10	Shire plc	319
12	Takeda Pharmaceutical Co., Ltd.	542
16	Teva Pharmaceutical Industries Ltd.	666
4	Tsumura & Co.	126
93	Vertex Pharmaceuticals, Inc. ●	3,700
		35,400
	Real Estate - 0.6%
22	British Land Co. plc	182
79	Capitaland Ltd.	170
24	Cheung Kong Holdings Ltd.	297
19	City Developments Ltd.	160
2	Daito Trust Construction Co., Ltd.	188
14	Daiwa House Industry Co., Ltd.	173
38	GPT Group	125
18	Hammerson plc	118
14	Hang Lung Group Ltd.	82
50	Hang Lung Properties Ltd.	180
18	Henderson Land Development Co., Ltd.	99
37	Immofinanz AG	123
–	Japan Real Estate Investment Trust	85
15	Land Securities Group plc	166
31	Lend Lease Group	251
62	Link REIT	212
164	Mirvac Group	215
22	Mitsubishi Estate Co., Ltd.	370
18	Mitsui Fudosan Co., Ltd.	299
3	New World Development - Rights ⌂	1
–	Nippon Building Fund, Inc.	96
63	Sino Land Co., Ltd.	100
45	Stockland	149
12	Sumitomo Realty & Development Co., Ltd.	239
24	Sun Hung Kai Properties Ltd.	333
15	Swire Pacific Ltd.	173
2	Unibail-Rodamco SE	320
36	Westfield Group	291
58	Westfield Retail Trust	155
35	Wharf Holdings Ltd.	184
		5,536
	Retailing - 1.6%
65	Abercrombie & Fitch Co. Class A ‡	4,806
17	Amazon.com, Inc. ●‡	3,591
40	Esprit Holdings Ltd.	58
1	Fast Retailing Co., Ltd.	256
16	Hennes & Mauritz Ab	536
4	Industria de Diseno Textil S.A.	369
8	Isetan Mitsukoshi Holdings Ltd.	82
43	Kingfisher plc	179
102	Li & Fung Ltd.	197
27	Marks & Spencer Group plc	137
5	Next plc	210
2	Pinault-Printemps-Redoute S.A.	240
–	Rakuten, Inc.	198
114	Urban Outfitters, Inc. ●	3,115
2	Yamada Denki Co., Ltd.	140
		14,114
	Semiconductors & Semiconductor Equipment - 0.4%
23	Arm Holdings plc	214
8	ASML Holding N.V.	341
79	Broadcom Corp. Class A ‡	2,860
14	Infineon Technologies AG	130
2	Rohm Co., Ltd.	106
13	STMicroelectronics N.V.	93
4	Tokyo Electron Ltd.	207
		3,951
	Software & Services - 2.1%
100	Adobe Systems, Inc. ●‡	2,948
3	Capital Gemini S.A.	122
9	Computershare Ltd.	70
106	eBay, Inc. ●‡	3,385
8	Google, Inc. ●‡	4,460
2	Nintendo Co., Ltd.	272
134	Oracle Corp.	4,404
28	Sage Group plc	127
14	SAP AG	871
80	Western Union Co.	1,391
–	Yahoo Japan Corp.	88
		18,138
	Technology Hardware & Equipment - 3.0%
49	Alcatel S.A. ●	134
16	Apple, Inc. ●‡	6,659
18	Canon, Inc.	824
207	Corning, Inc. ‡	2,952
157	EMC Corp. ●‡	3,859
9	Fuji Photo Film Co., Ltd.	215
32	Fujitsu Ltd.	170
7	Hexagon Ab	106
80	Hitachi Ltd.	426
10	Hoya Pentax HD Corp.	229
5	Ibiden Co., Ltd.	102
157	Juniper Networks, Inc. ●	3,840
1	Keyence Corp.	179
6	Konica Minolta Holdings, Inc.	44
3	Kyocera Corp.	256
3	Murata Manufacturing Co., Ltd.	191
12	Nippon Electric Glass Co., Ltd.	104
67	Nokia Oyj	451
3	Omron Corp.	70
76	Qualcomm, Inc.	3,910
14	Ricoh Co., Ltd.	116
3	TDK Corp.	133
52	Telefonaktiebolaget LM Ericsson	544
81	Toshiba Corp.	354
		25,868
	Telecommunication Services - 1.1%
49	Bezeq Israeli Telecommunication Corp., Ltd.	104
121	BT Group plc	366
50	Deutsche Telekom AG	636
34	France Telecom S.A.	607
–	KDDI Corp.	315
30	Koninklijke (Royal) KPN N.V.	391
1	Millicom International Cellular SDR	98
1	Nippon Telegraph & Telephone Corp.	66
–	NTT DoCoMo, Inc.	396

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.9% - (continued)
	Telecommunication Services - 1.1% - (continued)
8	Portugal Telecom S.G.P.S. S.A. (with rights)	$56
158	Singapore Telecommunications Ltd.	400
13	Softbank Corp.	420
6	Tele2 Ab B Shares	119
240	Telecom Italia S.p.A.	281
67	Telefonica S.A.	1,414
6	Telekom Austria AG	72
12	Telenor ASA	221
39	Telia Ab	269
71	Telstra Corp., Ltd.	230
22	Vivendi S.A.	503
843	Vodafone Group plc	2,341
		9,305
	Transportation - 1.1%
–	A.P. Moller-Maersk A/S	135
6	Abertis Infraestructuras S.A.	93
2	Aeroports de Paris	149
122	Asciano Group	195
8	Atlantia S.p.A.	115
–	Central Japan Railway Co.	298
21	CSX Corp. ‡	469
17	Deutsche Lufthansa AG	229
27	Deutsche Post AG	415
6	DSV A/S	125
6	East Japan Railway Co.	379
47	FedEx Corp. ‡	3,848
10	Groupe Eurotunnel S.A.	93
–	Hutchinson Port Holdings Trust	–
99	Kawasaki Kisen Kaisha Ltd.	203
27	Keikyu Corp.	244
34	Keio Corp.	235
1	Kuehne & Nagel International AG	127
30	Mitsui O.S.K. Lines Ltd.	117
44	Nippon Yusen	111
10	PostNL	48
47	QR National Ltd.	163
16	Singapore Airlines Ltd.	145
6	TNT Express N.V.	49
31	Tokyu Corp.	150
22	Transurban Group	122
7	Union Pacific Corp.	697
8	United Parcel Service, Inc. Class B	588
5	West Japan Railway Co.	195
7	Yamato Holdings Co., Ltd.	109
		9,846
	Utilities - 0.9%
13	AGL Energy Ltd.	195
86	Centrica plc	408
13	Chubu Electric Power Co., Inc.	242
39	CLP Holdings Ltd.	351
30	E.On AG	729
46	Electricidade de Portugal S.A.	144
6	Electricite de France	167
117	Enel S.p.A.	552
10	Fortum Corp.	240
9	Gas Natural SDG S.A.	163
21	Gaz de France	600
94	Hong Kong & China Gas	211
68	Iberdrola S.A.	493
23	Interconexion Electrica S.A.	147
30	International Power plc	164
16	Kansai Electric Power Co., Inc.	241
17	Kyushu Electric Power Co., Inc.	232
58	National Grid plc	576
40	Osaka Gas Co., Ltd.	150
38	Power Assets Holdings Ltd.	291
3	Red Electrica Corporacion S.A.	165
3	RWE AG	129
19	Scottish & Southern Energy	403
20	Snam Rete Gas S.p.A.	99
–	Suez Environment S.A.	3
16	Tohoku Electric Power Co., Inc.	175
20	Tokyo Electric Power Co., Inc.	73
51	Tokyo Gas Co., Ltd.	218
20	United Utilities Group plc	190
9	Veolia Environment S.A.	131
		7,882
	Total common stocks
	(cost $389,896)	$365,118

PREFERRED STOCKS - 0.0%
	Automobiles & Components - 0.0%
3	Volkswagen AG N.V.	$488

	Total preferred stocks
	(cost $448)	$488

EXCHANGE TRADED FUNDS - 5.9%
	Other Investment Pools and Funds - 5.9%
44	Consumer Discretionary Select Sector SPDR Fund	$1,722
343	Financial Select Sector SPDR	4,640
212	Health Care Select Sector SPDR Fund	7,132
621	iShares MSCI Canada Index Fund	17,542
294	iShares MSCI Japan Fund	2,756
248	Market Vectors Gold Miners	14,583
72	SPDR Barclays Capital Convertible Securities	2,753

	Total exchange traded funds
	(cost $53,073)	$51,128

CORPORATE BONDS - 3.4%
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	Celulosa Arauco Constitucion
$296	7.25%, 07/29/2019	$352
	MHP S.A
455	10.25%, 04/29/2015 §	430
		782
	Arts, Entertainment and Recreation - 0.1%
	Grupo Televisa S.A
557	6.63%, 03/18/2025	602
	MCE Finance Ltd.
420	10.25%, 05/15/2018	441
		1,043

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 3.4% - (continued)
	Computer and Electronic Product Manufacturing - 0.1%
	Hynix Semiconductor, Inc.
$435	7.88%, 06/27/2017 ■	$444

	Construction - 0.4%
	Country Garden Holdings Co.
542	11.25%, 04/22/2017 ■	485
	Empresas ICA SAB de CV
382	8.90%, 02/04/2021 §	352
	Evergrande Real Estate Group
608	13.00%, 01/27/2015 ■	526
	Hong Kong Land Finance
340	4.50%, 10/07/2025	334
	Hutchison Whampoa Ltd.
482	6.00%, 10/28/2015 ■♠	486
	Odebrecht Finance Ltd.
492	7.50%, 09/14/2015 §♠	499
	Renhe Commercial Holdings
391	13.00%, 03/10/2016 ■	309
	Shimao Property Holding Ltd.
320	9.65%, 08/03/2017	269
		3,260
	Finance and Insurance - 1.1%
	Akbank T.A.S
787	5.13%, 07/22/2015 §	773
	Banco de Credito del Peru/Panama
791	5.38%, 09/16/2020 §	773
	Bancolombia S.A
662	6.13%, 07/26/2020	678
	Bangkok Bank PCL/Hong Kong
347	4.80%, 10/18/2020 §	339
	Bank of China Hong Kong
542	5.55%, 02/11/2020 ■	554
	Bank of East Asia
352	6.13%, 07/16/2020	345
	Bank of Moscow
612	6.70%, 03/11/2015 §	627
	BBK
315	4.50%, 10/28/2015 §	297
	BES Investimento do Brasil S.A
766	5.63%, 03/25/2015 §	684
	CBQ Finance Ltd.
364	7.50%, 11/18/2019 ■	430
	Fibria Overseas Finance Ltd
632	7.50%, 05/04/2020 §	646
	HSBK Europe B.V
752	7.25%, 05/03/2017 §	724
	ICICI Bank Ltd.
200	5.75%, 11/16/2020 §	198
	Kuwait Projects Co
437	8.88%, 10/17/2016 §	472
	Myriad International Holdings B.V
326	6.38%, 07/28/2017 ■	350
	Noble Group Ltd.
271	6.75%, 01/29/2020 ■	266
	PCCW-HKT Capital Ltd.
300	4.25%, 02/24/2016	300
	Standard Bank plc
255	8.13%, 12/02/2019	268
	Swire Pacific MTN Financing Ltd.
340	5.50%, 08/19/2019	370
	VTB Capital S.A
569	6.88%, 05/29/2018 §	595
		9,689
	Food Manufacturing - 0.1%
	Grupo Bimbo S.A.B
733	4.88%, 06/30/2020 §	767
	JBS Finance II Ltd.
225	8.25%, 01/29/2018 ■	208
		975
	Information - 0.2%
	America Movil S.A. de C.V
715	5.00%, 03/30/2020	796
	Indosat Palapa Co. B.V
455	7.38%, 07/29/2020 §	501
	MTS International Funding Ltd.
175	8.63%, 06/22/2020 §	191
	NII Capital Corp.
417	10.00%, 08/15/2016	469
		1,957
	Mining - 0.4%
	Adaro Indonesia PT
557	7.63%, 10/22/2019 §	598
	Alrosa Finance S.A
690	8.88%, 11/17/2014 §	752
	Anglogold Holdings plc
499	5.38%, 04/15/2020	490
	Bumi Investment Pte Ltd
608	10.75%, 10/06/2017 §	629
	Southern Copper Corp.
292	7.50%, 07/27/2035	324
	Vedanta Resources plc
693	9.50%, 07/18/2018 §	665
		3,458
	Nonmetallic Mineral Product Manufacturing - 0.1%
	Cemex Finance LLC
520	9.50%, 12/14/2016 §	454

	Paper Manufacturing - 0.1%
	Inversiones CMPC S.A
427	6.13%, 11/05/2019 ■	477

	Petroleum and Coal Products Manufacturing - 0.1%
	Gazprom Bank
539	6.50%, 09/23/2015	555

	Pipeline Transportation - 0.1%
	Korea Gas Corp.
685	4.25%, 11/02/2020 ■	671

	Primary Metal Manufacturing - 0.3%
	China Oriental Group Co.
573	8.00%, 08/18/2015 ■	536
	CSN Islands XII
614	7.00%, 09/23/2015 §♠	611
	Evraz Group S.A
416	9.50%, 04/24/2018 §	449
	Posco
802	4.25%, 10/28/2020 ■	795

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 3.4% - (continued)
	Primary Metal Manufacturing - 0.3% - (continued)
	Severstal
$462	6.70%, 10/25/2017 §	$449
		2,840
	Truck Transportation - 0.0%
	BFF International Ltd
175	7.25%, 01/28/2020 §	190

	Utilities - 0.3%
	CLP Power Hong Kong Ltd.
626	4.75%, 03/19/2020 §	655
	Colbun S.A
239	6.00%, 01/21/2020 ■	253
	EEB International Ltd.
738	8.75%, 10/31/2014 §	768
	Hong Kong Electric Finance Ltd.
755	4.25%, 12/14/2020 §	763
	Taqa Abu Dhabi National Energy Co.
263	5.88%, 10/27/2016 ■	291
		2,730
	Water Transportation - 0.0%
	DP World Ltd.
400	6.85%, 07/02/2037 ■	381

	Wholesale Trade - 0.0%
	Li & Fung Ltd.
318	5.25%, 05/13/2020 §	328

	Total corporate bonds
	(cost $31,009)	$30,234

FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
	Argentina - 0.0%
	Argentina (Republic of)
ARS 2,243	5.83%, 12/31/2033 ж	$322

	Canada - 0.3%
	Canadian Government
CAD 2,175	4.00%, 06/01/2041	2,618

	Mexico - 0.8%
	Mexican Udibonos
MXN 19,809	4.00%, 11/15/2040 ж	1,601
MXN 59,428	4.50%, 11/22/2035 ж	5,196
		6,797
	New Zealand - 0.4%
	New Zealand Government
NZD 4,300	6.00%, 05/15/2021	3,866

	Norway - 0.8%
	Norway (Kingdom of)
NOK 35,475	3.75%, 05/25/2021	6,910

	Sweden - 1.1%
	Swedish Government
SEK 25,661	3.50%, 12/01/2028 ж	5,812
SEK 16,506	4.00%, 12/01/2020 ж	3,358
		9,170
	Turkey - 0.1%
	Turkey Government Bond
TRY 1,193	4.00%, 04/01/2020 ж	$722

	Uruguay - 0.3%
	Uruguay (Republic of)
UYU 47,742	4.25%, 04/05/2027 ж	2,552

	Total foreign government obligations
	(cost $33,332)	$32,957

U.S. GOVERNMENT AGENCIES - 12.3%
	Federal Home Loan Mortgage Corporation - 1.3%
$10,700	3.50%, 11/15/2041 ☼	$10,850

	Federal National Mortgage Association - 7.8%
10,700	3.50%, 11/15/2040 ☼	10,874
16,000	4.50%, 11/15/2039 ☼	16,917
15,500	5.00%, 11/15/2039 ☼	16,672
12,300	5.50%, 11/15/2040 ☼	13,342
9,500	6.00%, 11/01/2039 ☼	10,410
		68,215
	Government National Mortgage Association - 3.2%
17,500	4.00%, 11/15/2039 ☼	18,665
8,500	5.50%, 11/15/2039 ☼	9,434
		28,099
	Total U.S. government agencies
	(cost $106,538)	$107,164

	Total long-term investments
	(cost $614,296)	$587,089

SHORT-TERM INVESTMENTS - 42.5%
	Repurchase Agreements - 42.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $22,411,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $22,859)
$22,411	0.11%, 10/31/2011	$22,411
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $214,028, collateralized by
	FNMA 5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury Note 2.50% -
	3.63%, 2015 - 2020, value of $218,308)
214,028	0.11%, 10/31/2011	214,028
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $30,255,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $30,860)
30,255	0.11%, 10/31/2011	30,255
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $3, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $3)
3	0.11%, 10/31/2011	3

The accompanying notes are an integral part of these financial statements.

14

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 42.5% - (continued)
	Repurchase Agreements - 42.5% - (continued)
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $104,213,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $106,296)
$104,212	0.11%, 10/31/2011		$104,212
			370,909
	Total short-term investments
	(cost $370,909)		$370,909

	Total investments
	(cost $985,205) ▲	109.8%	$957,998
	Other assets and liabilities	(9.8)%	(85,739)
	Total net assets	100.0%	$872,259

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 29.2% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2011, the Fund invested 3.6% of its total assets in the Subsidiary.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $991,511 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,592
Unrealized Depreciation	(46,105)
Net Unrealized Depreciation	$(33,513)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $3, which rounds to zero percent of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $7,462, which represents 0.9% of total net assets.

ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $106,538.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $16,694, which represents 1.9% of total net assets.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

ARS ─ Argentine Peso
CAD ─ Canadian Dollar
MXN ─ Mexican New Peso
NOK ─ Norwegian Krone
NZD ─ New Zealand Dollar
SEK ─ Swedish Krona
TRY ─ Turkish New Lira
UYU ─ Uruguayan Peso

♠	Perpetual maturity security. Maturity date shown is the first call date.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  In addition, cash of $1,721 was received from broker as collateral in connection with swap contracts.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2011-07/2011	21	Chaoda Modern Agriculture	$10
10/2011	3	New World Development - Rights	–

At October 31, 2011, the aggregate value of these securities was $4, which rounds to zero percent of total net assets.

Futures Contracts Outstanding at October 31, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	23	Long	12/30/2011	$5,066	$5,071	$(5)
5 Year U.S. Treasury Note	74	Long	12/30/2011	9,073	9,049	24
10 Year U.S. Treasury Note	142	Long	12/20/2011	18,327	18,276	51
Australia 10 Year Bond	85	Long	12/15/2011	10,000	10,320	(320)
Canada 10 Year Bond	24	Long	12/19/2011	3,162	3,191	(29)
CME Ultra Long Term U.S. Treasury Bond	118	Long	12/20/2011	17,980	17,823	157
Cotton Commodity	104	Long	12/07/2011	5,319	5,463	(144)
German Stock Exchange	154	Long	12/16/2011	32,880	30,344	2,536
Gold 100oz Commodity	73	Long	12/28/2011	12,594	13,069	(475)
Hang Seng Index	62	Long	11/29/2011	7,895	8,005	(110)
Japan 10 Year Bond	5	Long	12/09/2011	9,085	9,126	(41)
Live Cattle	39	Long	06/29/2012	1,936	1,975	(39)
Live Cattle	140	Long	02/29/2012	6,797	6,987	(190)
S&P 500 E-Mini	838	Long	12/16/2011	52,346	50,256	2,090
Stockholm Stock Exchange	446	Long	11/18/2011	6,794	6,551	243
TOPIX Index Future	9	Long	12/08/2011	874	861	13
U.S. Treasury Bond	5	Long	12/20/2011	695	677	18
Yen Denominated NIKKEI 225	39	Long	12/08/2011	2,216	2,228	(12)
						$3,767

*	The number of contracts does not omit 000's.

Cash of $13,505 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

16

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Citibank	Sell	$1,522	$1,528	01/19/2012	$6
Australian Dollar	CS First Boston	Buy	19,371	19,623	01/19/2012	(252)
Australian Dollar	CS First Boston	Sell	4,405	4,269	01/19/2012	(136)
Australian Dollar	CS First Boston	Buy	19,482	19,167	01/19/2012	315
Australian Dollar	CS First Boston	Sell	4,567	4,588	01/19/2012	21
Australian Dollar	Goldman Sachs	Sell	2,203	2,138	01/19/2012	(65)
Australian Dollar	Goldman Sachs	Sell	3,137	3,154	01/19/2012	17
Australian Dollar	JP Morgan Securities	Sell	2,203	2,140	01/19/2012	(63)
Australian Dollar	RBS Securities	Buy	3,045	3,060	01/19/2012	(15)
Australian Dollar	RBS Securities	Sell	3,045	2,948	01/19/2012	(97)
Australian Dollar	Westpac International	Sell	17,112	16,651	01/19/2012	(461)
British Pound	Barclay Investments	Buy	3,046	2,995	12/21/2011	51
British Pound	Barclay Investments	Buy	18,302	18,026	01/19/2012	276
British Pound	CS First Boston	Sell	3,046	2,959	12/21/2011	(87)
Canadian Dollar	Barclay Investments	Buy	4,441	4,463	01/19/2012	(22)
Canadian Dollar	Brown Brothers Harriman	Sell	2,705	2,695	12/21/2011	(10)
Canadian Dollar	CS First Boston	Buy	12,864	12,740	01/19/2012	124
Canadian Dollar	CS First Boston	Sell	4,441	4,445	01/19/2012	4
Canadian Dollar	CS First Boston	Buy	9,308	9,337	01/19/2012	(29)
Canadian Dollar	Goldman Sachs	Buy	3,103	3,113	01/19/2012	(10)
Canadian Dollar	Goldman Sachs	Sell	5,176	5,085	01/19/2012	(91)
Chinese Renminbi	Citibank	Sell	446	440	07/27/2012	(6)
Chinese Renminbi	Deutsche Bank Securities	Buy	3,092	3,001	03/30/2012	91
Chinese Renminbi	Deutsche Bank Securities	Buy	2,260	2,237	07/27/2012	23
Chinese Renminbi	Deutsche Bank Securities	Sell	327	322	03/30/2012	(5)
Chinese Renminbi	JP Morgan Securities	Buy	925	900	03/30/2012	25
Chinese Renminbi	JP Morgan Securities	Buy	2,976	2,888	07/27/2012	88
Chinese Renminbi	JP Morgan Securities	Buy	14,191	14,125	12/07/2012	66
Chinese Renminbi	JP Morgan Securities	Sell	357	352	03/30/2012	(5)
Chinese Renminbi	JP Morgan Securities	Sell	412	407	07/27/2012	(5)
Chinese Renminbi	JP Morgan Securities	Buy	6,314	6,342	12/07/2012	(28)
Chinese Renminbi	JP Morgan Securities	Sell	20,505	20,166	12/07/2012	(339)
Chinese Renminbi	JP Morgan Securities	Buy	2,975	3,004	09/06/2013	(29)
Euro	HSBC Securities	Buy	816	815	01/19/2012	1
Euro	JP Morgan Securities	Sell	5,964	5,951	01/19/2012	(13)
Euro	Morgan Stanley	Buy	5,964	6,036	01/19/2012	(72)
Hong Kong Dollar	Deutsche Bank Securities	Sell	43	43	11/01/2011	–
Hong Kong Dollar	Morgan Stanley	Sell	3,912	3,913	11/01/2011	1
Japanese Yen	Barclay Investments	Sell	2,933	2,977	12/21/2011	44
Japanese Yen	Citibank	Sell	3,883	3,997	01/19/2012	114
Japanese Yen	CS First Boston	Buy	23,081	23,169	01/19/2012	(88)
Japanese Yen	CS First Boston	Sell	13,599	13,995	01/19/2012	396
Japanese Yen	Goldman Sachs	Buy	15,311	15,549	01/19/2012	(238)
Japanese Yen	Morgan Stanley	Buy	2,933	3,003	12/21/2011	(70)
Japanese Yen	Morgan Stanley	Sell	4,357	4,482	01/19/2012	125
Kazakhstani Tenge	Citibank	Buy	620	624	12/21/2011	(4)
Kazakhstani Tenge	Citibank	Sell	620	616	12/21/2011	(4)
Mexican New Peso	Citibank	Sell	2,413	2,420	01/19/2012	7
New Zealand Dollar	JP Morgan Securities	Sell	3,983	3,836	12/21/2011	(147)
New Zealand Dollar	JP Morgan Securities	Sell	1,536	1,511	01/19/2012	(25)
New Zealand Dollar	RBS Securities	Buy	1,536	1,546	01/19/2012	(10)
Norwegian Krone	Citibank	Buy	5,177	5,089	01/19/2012	88
Norwegian Krone	Citibank	Sell	3,666	3,487	12/21/2011	(179)
Norwegian Krone	CS First Boston	Sell	1,285	1,258	12/21/2011	(27)
Norwegian Krone	Goldman Sachs	Buy	3,858	3,802	12/21/2011	56
Norwegian Krone	Goldman Sachs	Sell	4,762	4,677	12/21/2011	(85)
Norwegian Krone	JP Morgan Securities	Sell	1,287	1,258	12/21/2011	(29)
Republic of Korea Won	Barclay Investments	Buy	3,503	3,336	01/19/2012	167

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Swedish Krona	CS First Boston	Sell	$4,734	$4,639	12/21/2011	$(95)
Swedish Krona	Goldman Sachs	Sell	4,734	4,631	12/21/2011	(103)
Swedish Krona	JP Morgan Securities	Buy	2,580	2,524	01/19/2012	56
Swedish Krona	UBS AG	Buy	2,580	2,524	01/19/2012	56
Swiss Franc	RBS Securities	Buy	5,600	5,480	01/19/2012	120
						$(606)

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Recieved)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX Emerging Markets Index	Barclay Investment, Inc.	$3,525	Sell	5.00%	12/20/15	$434	$344	$(90)
CDX Emerging Markets Index	Barclay Investment, Inc.	2,750	Sell	5.00%	06/20/16	251	283	32
CDX Emerging Markets Index	Barclay Investment, Inc.	17,000	Sell	5.00%	06/20/16	2,398	1,754	(644)
CDX Emerging Markets Index	Barclay Investment, Inc.	11,800	Sell	5.00%	12/20/16	1,286	1,247	(39)
CDX Emerging Markets Index	Goldman Sachs	7,130	Buy	(5.00)%	12/20/16	(350)	(754)	(404)
CDX North American High Yield Index	Goldman Sachs	1,850	Sell	5.00%	06/20/16	38	(62)	(100)
CDX North American High Yield Index	Morgan Stanley	8,600	Sell	5.00%	06/20/16	236	(287)	(523)
CMBX Commercial Mortgage Backed Security Index	Morgan Stanley	5,475	Sell	0.07%	03/15/49	(166)	(387)	(221)
LCDX North American Loan Index	Goldman Sachs	6,300	Sell	2.50%	12/20/15	64	(94)	(158)
						$4,191	$2,044	$(2,147)

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$6,040	$–	$6,040	$–
Banks	34,154	14,004	20,150	–
Capital Goods	28,429	12,663	15,766	–
Commercial & Professional Services	1,734	–	1,734	–
Consumer Durables & Apparel	11,837	6,116	5,721	–
Consumer Services	1,342	–	1,342	–
Diversified Financials	22,894	18,175	4,719	–
Energy	48,359	33,577	14,782	–
Food & Staples Retailing	4,119	419	3,700	–
Food, Beverage & Tobacco	28,143	14,239	13,901	3
Health Care Equipment & Services	1,477	–	1,477	–
Household & Personal Products	1,867	–	1,867	–
Insurance	8,008	–	8,008	–
Materials	34,769	10,089	24,680	–
Media	1,906	–	1,906	–
Pharmaceuticals, Biotechnology & Life Sciences	35,400	22,544	12,856	–
Real Estate	5,536	–	5,536	–
Retailing	14,114	11,513	2,601	–
Semiconductors & Semiconductor Equipment	3,951	2,860	1,091	–
Software & Services	18,138	16,588	1,550	–
Technology Hardware & Equipment	25,868	21,220	4,648	–
Telecommunication Services	9,305	–	9,305	–
Transportation	9,846	5,602	4,244	–
Utilities	7,882	147	7,735	–
Total	365,118	189,756	175,359	3
Corporate Bonds	30,234	–	30,234	–
Exchange Traded Funds	51,128	51,128	–	–
Foreign Government Obligations	32,957	–	32,635	322
Preferred Stocks	488	–	488	–
U.S. Government Agencies	107,164	–	107,164	–
Short-Term Investments	370,909	–	370,909	–
Total	$957,998	$240,884	$716,789	$325
Credit Default Swaps*	32	–	32	–
Foreign Currency Contracts*	2,338	–	2,338	–
Futures*	5,132	5,132	–	–
Total	$7,502	$5,132	$2,370	$–
Liabilities:
Credit Default Swaps*	2,179	–	1,958	221
Foreign Currency Contracts*	2,944	–	2,944	–
Futures*	1,365	1,365	–	–
Total	$6,488	$1,365	$4,902	$221

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2011
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$—	$(39)	$(7	)†	$—	$179	$(201)	$71	$—	$3
Foreign Government Obligations	232	(475)	(183	)‡	4	3,418	(2,674)	—	—	322
Total	$232	$(514)	$(190)		$4	$3,597	$(2,875)	$71	$—	$325

Liabilities:
Swaps§	$—	$— **	$(221	)††	$—	$—	$—	$—	$—	$(221)
Total	$—	$—	$(221)		$—	$—	$—	$—	$—	$(221)

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(5).
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(184).
§	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
**	The realized gain (loss) earned for swaps during the period ended October 31, 2011 was $(107).
††	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(221).

The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $985,205)	$957,998
Cash	13,562 *
Foreign currency on deposit with custodian (cost $23)	24
Unrealized appreciation on foreign currency contracts	2,338
Unrealized appreciation on swap contracts	32
Receivables:
Investment securities sold	9,998
Fund shares sold	4,286
Dividends and interest	1,828
Variation margin	805
Swap premiums paid	4,707
Other assets	183
Total assets	995,761
Liabilities:
Unrealized depreciation on foreign currency contracts	2,944
Unrealized depreciation on swap contracts	2,179
Payables:
Investment securities purchased	109,967
Fund shares redeemed	2,666
Investment management fees	162
Administrative fees	—
Distribution fees	61
Collateral received from broker	1,721
Variation margin	3,069
Accrued expenses	155
Swap premiums received	516
Other liabilities	62
Total liabilities	123,502
Net assets	$872,259
Summary of Net Assets:
Capital stock and paid-in-capital	$921,025
Accumulated undistributed net investment income	4,952
Accumulated net realized loss on investments and foreign currency transactions	(27,512)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(26,206)
Net assets	$872,259

Shares authorized	700,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.63/$11.25
Shares outstanding	35,123
Net assets	$373,186
Class C: Net asset value per share	$10.53
Shares outstanding	20,572
Net assets	$216,578
Class I: Net asset value per share	$10.66
Shares outstanding	24,727
Net assets	$263,596
Class R3: Net asset value per share	$10.61
Shares outstanding	296
Net assets	$3,140
Class R4: Net asset value per share	$10.64
Shares outstanding	113
Net assets	$1,205
Class R5: Net asset value per share	$10.67
Shares outstanding	219
Net assets	$2,335
Class Y: Net asset value per share	$10.67
Shares outstanding	1,145
Net assets	$12,219

* Cash of $13,505 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$8,043
Interest	1,826
Less: Foreign tax withheld	(651)
Total investment income	9,218

Expenses:
Investment management fees	6,619
Administrative services fees	13
Transfer agent fees	753
Distribution fees
Class A	769
Class C	1,706
Class R3	16
Class R4	8
Custodian fees	279
Accounting services fees	174
Registration and filing fees	262
Board of Directors' fees	10
Audit fees	36
Other expenses	130
Total expenses (before waivers and fees paid indirectly)	10,775
Expense waivers	(3,051)
Commission recapture	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(3,053)
Total expenses, net	7,722
Net Investment Income	1,496
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(19,971)
Net realized gain on futures	1,463
Net realized gain on swap contracts	1,378
Net realized loss on foreign currency contracts	(4,717)
Net realized loss on other foreign currency transactions	(76)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(21,923)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(32,652)
Net unrealized appreciation of futures	3,017
Net unrealized depreciation of swap contracts	(2,578)
Net unrealized depreciation of foreign currency contracts	(624)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	12
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(32,825)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(54,748)
Net Decrease in Net Assets Resulting from Operations	$(53,252)

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Period May 28, 2010* through October 31, 2010
Operations:
Net investment income (loss)	$1,496	$(58)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(21,923)	2,046
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(32,825)	6,619
Net Increase (Decrease) In Net Assets Resulting From Operations	(53,252)	8,607
Distributions to Shareholders:
From net investment income
Class A	(449)	—
Class C	(114)	—
Class I	(356)	—
Class R4	(3)	—
Class R5	(7)	—
Class Y	(33)	—
From net realized gain on investments
Class A	(1,004)	—
Class C	(502)	—
Class I	(689)	—
Class R3	(18)	—
Class R4	(18)	—
Class R5	(18)	—
Class Y	(81)	—
Total distributions	(3,292)	—
Capital Share Transactions:
Class A	305,345	89,413
Class C	184,749	45,159
Class I	212,067	64,434
Class R3	1,289	2,012
Class R4	(701)	2,000
Class R5	215	2,000
Class Y	3,214	9,000
Net increase from capital share transactions	706,178	214,018
Net Increase In Net Assets	649,634	222,625
Net Assets:
Beginning of period	222,625	—
End of period	$872,259	$222,625
Accumulated undistributed (distribution in excess of) net investment income (loss)	$4,952	$615

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

23

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the

24

exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

25

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

26

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)
Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

27

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

28

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. As of October 31, 2011, there were no outstanding options contracts.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will

30

affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2011, the Fund did not hold any interest swap agreements.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. As of October 31, 2011, the Fund did not hold any total return swap agreements.

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$2,338	$—	$—	$—	$—	$2,338
Unrealized appreciation on swap contracts	—	—	32	—	—	—	32
Variation margin receivable *	805	—	—	—	—	—	805
Total	$805	$2,338	$32	$—	$—	$—	$3,175

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,944	$—	$—	$—	$—	$2,944
Unrealized depreciation on swap contracts	—	—	2,179	—	—	—	2,179
Variation margin payable *	74	—	—	2,688	307	—	3,069
Total	$74	$2,944	$2,179	$2,688	$307	$—	$8,192

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $3,767 as reported in the Schedule of Investments.

The ratio of foreign currency contracts to net assets at October 31, 2011, was 29.42% compared to the twelve-month average ratio of 22.44% during the year ended October 31, 2011. The volume of the other derivtives that are presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$—	$—	$—	$(96)	$—	$—	$(96)
Net realized gain (loss) on futures	3,345	—	—	(4,533)	2,651	—	1,463
Net realized gain on swap contracts	759	—	465	—	155	1	1,378
Net realized loss on foreign currency contracts	—	(4,717)	—	—	—	—	(4,717)
Total	$4,104	$(4,717)	$465	$(4,629)	$2,806	$1	$(1,972)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$—	$—	$11	$—	$—	$11
Net change in unrealized appreciation (depreciation) of futures	(158)	—	—	4,245	(1,070)	—	3,017
Net change in unrealized depreciation of swap contracts	(1)	—	(2,553)	(24)	—	—	(2,578)
Net change in unrealized depreciation of foreign currency contracts	—	(624)	—	—	—	—	(624)
Total	$(159)	$(624)	$(2,553)	$4,232	$(1,070)	$—	$(174)

32

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$2,677	$—
Long-Term Capital Gains ‡	615	—

*	Commenced operations on May 28, 2010
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$4,573
Accumulated Capital Losses *	(18,759)
Unrealized Depreciation †	(34,580)
Total Accumulated Deficit	$(48,766)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$3,803
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(4,871)
Capital Stock and Paid-In-Capital	1,068

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2019	$18,759
Total	$18,759

34

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.
HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.02%
Class C Shares	1.75
Class I Shares	0.73
Class R3 Shares	1.30
Class R4 Shares	1.00
Class R5 Shares	0.70
Class Y Shares	0.65

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $8,894 and contingent deferred sales charges of $237 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

36

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $167.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	51
Class R4	52
Class R5	202
Class Y	96

9.	Investment Transactions:

For the year ended October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,381,744
Sales Proceeds Excluding U.S. Government Obligations	850,133

37

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the period May 28, 2010, (commencement of operations) through October 31, 2010:

	For the Year Ended October 31, 2011					For the Period Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	38,990	123	(12,389)	—	26,724	9,566	—	(1,167)	—	8,399
Amount	$440,877	$1,360	$(136,892)	$—	$305,345	$102,174	$—	$(12,761)	$—	$89,413
Class C
Shares	19,496	37	(3,217)	—	16,316	4,298	—	(42)	—	4,256
Amount	$219,349	$407	$(35,007)	$—	$184,749	$45,614	$—	$(455)	$—	$45,159
Class I
Shares	28,170	62	(9,524)	—	18,708	6,052	—	(33)	—	6,019
Amount	$315,855	$685	$(104,473)	$—	$212,067	$64,783	$—	$(349)	$—	$64,434
Class R3
Shares	270	2	(177)	—	95	201	—	—	—	201
Amount	$3,062	$18	$(1,791)	$—	$1,289	$2,012	$—	$—	$—	$2,012
Class R4
Shares	156	2	(245)	—	(87)	200	—	—	—	200
Amount	$1,773	$21	$(2,495)	$—	$(701)	$2,000	$—	$—	$—	$2,000
Class R5
Shares	17	2	—	—	19	200	—	—	—	200
Amount	$192	$24	$(1)	$—	$215	$2,000	$—	$—	$—	$2,000
Class Y
Shares	1,049	10	(814)	—	245	900	—	—	—	900
Amount	$12,100	$114	$(9,000)	$—	$3,214	$9,000	$—	$—	$—	$9,000
Total
Shares	88,148	238	(26,366)	—	62,020	21,417	—	(1,242)	—	20,175
Amount	$993,208	$2,629	$(289,659)	$—	$706,178	$227,583	$—	$(13,565)	$—	$214,018

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of

38

the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

39

The Hartford Global All-Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2011 (E)
A	$11.04	$0.03	$–	$(0.32)	$(0.29)	$(0.03)	$(0.09)	$–	$(0.12)	$(0.41)	$10.63
C	11.00	(0.05)	–	(0.32)	(0.37)	(0.01)	(0.09)	–	(0.10)	(0.47)	10.53
I	11.05	0.06	–	(0.32)	(0.26)	(0.04)	(0.09)	–	(0.13)	(0.39)	10.66
R3	11.02	0.01	–	(0.33)	(0.32)	–	(0.09)	–	(0.09)	(0.41)	10.61
R4	11.04	0.06	–	(0.36)	(0.30)	(0.01)	(0.09)	–	(0.10)	(0.40)	10.64
R5	11.05	0.08	–	(0.34)	(0.26)	(0.03)	(0.09)	–	(0.12)	(0.38)	10.67
Y	11.05	0.08	–	(0.33)	(0.25)	(0.04)	(0.09)	–	(0.13)	(0.38)	10.67
From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(F)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
C(F)	10.00	(0.04)	–	1.04	1.00	–	–	–	–	1.00	11.00
I(F)	10.00	–	–	1.05	1.05	–	–	–	–	1.05	11.05
R3(F)	10.00	(0.01)	–	1.03	1.02	–	–	–	–	1.02	11.02
R4(F)	10.00	0.01	–	1.03	1.04	–	–	–	–	1.04	11.04
R5(F)	10.00	0.02	–	1.03	1.05	–	–	–	–	1.05	11.05
Y(F)	10.00	0.01	–	1.04	1.05	–	–	–	–	1.05	11.05

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

40

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(2.67)%	$373,186	1.45%		1.02%		1.02%		0.31%		206%
(3.36)	216,578	2.19		1.75		1.75		(0.43)		–
(2.44)	263,596	1.17		0.73		0.73		0.57		–
(2.93)	3,140	1.79		1.30		1.30		0.09		–
(2.71)	1,205	1.49		1.00		1.00		0.50		–
(2.36)	2,335	1.19		0.70		0.70		0.74		–
(2.34)	12,219	1.08		0.65		0.65		0.76		–

10.40(G)	92,704	1.51	(H)	0.95	(H)	0.95	(H)	(0.16	)(H)	37
10.00(G)	46,828	2.26	(H)	1.70	(H)	1.70	(H)	(0.92	)(H)	–
10.50(G)	66,511	1.24	(H)	0.68	(H)	0.68	(H)	(0.01	)(H)	–
10.20(G)	2,216	1.91	(H)	1.31	(H)	1.31	(H)	(0.18	)(H)	–
10.40(G)	2,208	1.61	(H)	1.01	(H)	1.01	(H)	0.12	(H)	–
10.50(G)	2,210	1.31	(H)	0.71	(H)	0.71	(H)	0.42	(H)	–
10.50(G)	9,948	1.22	(H)	0.66	(H)	0.66	(H)	0.47	(H)	–

41

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global All-Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global All-Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets and consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

42

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

43

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (countinued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

44

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

The Hartford Global All-Asset Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	4.51%
Other Securities	95.49%
Total	100.00%

DRD†	15.00%
QDI‡	20.00%
QSTCG§	100.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as short-term capital gain distributions under IRC Sec. 871 (k)(2)(C).

46

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$898.60	$4.93	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class C	$1,000.00	$895.40	$8.46	$1,000.00	$1,016.28	$9.00	1.77	184	365
Class I	$1,000.00	$899.60	$3.59	$1,000.00	$1,021.42	$3.82	0.75	184	365
Class R3	$1,000.00	$896.90	$6.22	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R4	$1,000.00	$897.90	$4.78	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$899.70	$3.35	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$899.70	$3.11	$1,000.00	$1,021.93	$3.31	0.65	184	365

47

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GAA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

The Hartford Global Enhanced Dividend Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Enhanced Dividend Fund inception 11/30/2007
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.

Performance Overview 11/30/07 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)
	1 Year	Since Inception
Global Enhanced Dividend A#	5.36%	-3.59%
Global Enhanced Dividend A##	-0.44%	-4.97%
Global Enhanced Dividend C#	4.56%	-4.31%
Global Enhanced Dividend C##	3.57%	-4.31%
Global Enhanced Dividend I#	5.47%	-3.36%
Global Enhanced Dividend R3#	4.73%	-4.04%
Global Enhanced Dividend R4#	5.20%	-3.73%
Global Enhanced Dividend R5#	5.37%	-3.45%
Global Enhanced Dividend Y#	5.47%	-3.36%
MSCI World Value Index	1.10%	-5.28%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Enhanced Dividend Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Global Enhanced Dividend Fund returned 5.36%, before sales charge, for the twelve-month period ended October 31, 2011, versus 1.10% for its benchmark, the MSCI World Value Index.

Why did the Fund perform this way?
The relative outperformance of the Fund for the twelve-month period was largely attributable to the first half of this period. During that time, strong corporate earnings growth and stimulative government policies boosted investor sentiment and confidence in the market. However, by spring as employment, housing, and other economic indicators stalled and sovereign debt issues loomed, corporate management began to revise and guide their profit outlook downward. Many analysts followed suit by lowering their estimates for continued corporate growth. Then Standard & Poor’s historic reduction of the U.S. credit rating was the final straw on investor sanguinity. The second quarter of 2011 was extremely weak and volatile for equity markets as concerns about recession and sovereign debt drove investors away from risky assets. Indeed, the twelve month period would have ended solidly in the red if not for the tremendous gains in the final month. In October, the MSCI World Value Index returned 9.6%.

The Fund’s outperformance was driven primarily by security selection, particularly in the Financials and Consumer Discretionary sectors.  Sector allocation had no meaningful impact on the Fund’s performance.  From a country perspective, security selection in the United States and Germany contributed to performance while security selection within Australia and Japan detracted from performance.

Among the largest contributors to returns relative to the benchmark were an overweight (i.e. the Fund’s sector position was greater than the benchmark position) in McDonald’s (Consumer Discretionary) and Limited Brands (Consumer Discretionary). McDonald’s has had consistent earnings growth in these uncertain times and announced a 15% increase in its dividend. Limited Brands rose as the company continually raised its guidance or provided guidance above analyst estimates throughout the period.

Among the largest detractors to returns relative to the benchmark were an overweight in Ternium S.A. (Materials) and Partner Communications Ltd. (Telecommunications). Ternium fell after it announced it expected lower income in the second half of the year. Partner Communications declined after being downgraded by some analysts.

What is the outlook?
During the last month of this twelve month period, the equity markets roared back lifting the period’s return out of significant negative territory into a solid positive return. U.S. recession risks seemed to have eased and anticipation of a solution to the European debt crisis rose.

Underneath the markets’ robust returns in October was plenty of short covering, but little participation by long-term institutional investors. Macro economic data such as unemployment and growth rates are still weak; and significant, aggressive government policy responses to investor concerns have not materialized. Companies still face many fundamental challenges to earnings growth and we believe that the short-term solutions managements have employed-cost cutting, accruals management, and stock buyback programs-are beginning to wear thin. Risk aversion sentiment, such as reflected by elevated market volatility levels, is high and trending. In this environment, we believe investors will place marginally higher demand for quality, stable and consistent earnings. One risk to this environment is that policy and macro themes overwhelm investors desire to discriminate among stocks-returning to viewing macro events as essentially the only driver of market performance.

Diversification by Industry - Long Positions
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	11.4
Capital Goods (Industrials)	9.2
Commercial & Professional Services (Industrials)	2.6
Consumer Durables & Apparel (Consumer Discretionary)	2.4
Consumer Services (Consumer Discretionary)	3.5
Diversified Financials (Financials)	6.5
Energy (Energy)	17.9
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	7.7
Health Care Equipment & Services (Health Care)	1.4
Household & Personal Products (Consumer Staples)	0.8
Insurance (Financials)	4.8
Materials (Materials)	6.9
Media (Consumer Discretionary)	1.1

3

The Hartford Global Enhanced Dividend Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry - Long Positions - (continued)
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.7%
Real Estate (Financials)	5.6
Retailing (Consumer Discretionary)	3.5
Semiconductors & Semiconductor Equipment (Information Technology)	3.9
Software & Services (Information Technology)	4.4
Technology Hardware & Equipment (Information Technology)	5.4
Telecommunication Services (Services)	11.6
Transportation (Industrials)	1.5
Utilities (Utilities)	10.3
Short-Term Investments	1.4
Total Long Positions	137.2
Short Positions	(37.2)
Other Assets and Liabilities	0.0
Total	100.0%

Diversification by Industry - Securities Sold Short
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	0.4
Capital Goods (Industrials)	3.9
Commercial & Professional Services (Industrials)	1.1
Consumer Durables & Apparel (Consumer Discretionary)	1.4
Consumer Services (Consumer Discretionary)	1.1
Energy (Energy)	2.7
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	1.8
Health Care Equipment & Services (Health Care)	0.4
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	0.2
Materials (Materials)	1.4
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.1
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	2.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.2
Software & Services (Information Technology)	3.2
Technology Hardware & Equipment (Information Technology)	3.0
Telecommunication Services (Services)	4.0
Transportation (Industrials)	0.4
Utilities (Utilities)	3.5
Total	37.2%

Diversification by Country - Long Positions
as of October 31, 2011
Country	Percentage of Net Assets
Australia	2.1%
Austria	0.4
Brazil	2.1
Canada	5.9
Chile	0.7
China	0.8
Finland	0.4
France	4.0
Germany	1.8
Hong Kong	0.8
India	0.7
Israel	0.3
Italy	2.5
Japan	7.7
Luxembourg	1.0
Mexico	1.2
Netherlands	1.4
New Zealand	0.7
Norway	1.3
Philippines	0.3
South Africa	0.5
South Korea	0.4
Spain	1.4
Switzerland	0.8
Taiwan	1.4
United Kingdom	11.1
United States	84.1
Short-Term Investments	1.4
Total Long Positions	137.2
Short Positions	(37.2)
Other Assets and Liabilities	0.0
Total	100.0%

Diversification by Country - Securities Sold Short
as of October 31, 2011
Country	Percentage of Net Assets
Canada	0.4%
Cayman Islands	0.0
China	0.1
India	0.5
Ireland	0.7
Mexico	0.1
United Kingdom	1.0
United States	34.4
Total	37.2%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 137.2%
COMMON STOCKS - 135.6%
	Automobiles & Components - 1.0%
2	Nissan Motor Co., Ltd. ADR ‡	$40
1	Thor Industries, Inc. ‡	15
–	Toyota Motor Corp. ADR ‡	32
		87
	Banks - 11.4%
–	Banco Santander Chili S.A. ADR ‡	38
2	Banco Santander S.A. ADR ‡	16
–	Bank of Hawaii Corp. ‡	14
1	Bank of Montreal ‡	55
3	Barclays Bank plc ADR ‡	43
1	BB&T Corp. ‡	31
1	Canadian Imperial Bank of Commerce ‡	42
–	Comerica, Inc. ‡	5
–	Cullen/Frost Bankers, Inc. ‡	5
1	First Niagara Financial Group, Inc. ‡	7
2	FirstMerit Corp. ‡	23
2	FNB Corp. ‡	25
–	Hancock Holding Co. ‡	5
1	HSBC Holdings plc ADR ‡	42
–	Iberiabank Corp. ‡	6
–	M&T Bank Corp. ‡	21
36	Mitsubishi UFJ Financial Group, Inc. ADR ‡	156
8	Mizuho Financial Group, Inc. ADR ‡	21
2	New York Community Bancorp, Inc. ‡	21
–	Park National Corp. ‡	20
1	Royal Bank of Canada ‡	65
–	Shinhan Financial Group Co., Ltd. ADR ‡	15
–	Southside Bancshares, Inc. ‡	9
–	SunTrust Banks, Inc. ‡	4
1	Toronto-Dominion Bank ADR ‡	101
–	Trustmark Corp. ‡	6
3	US Bancorp ‡	67
1	Wells Fargo & Co. ‡	24
1	Westpac Banking Corp. ADR ‡	73
		960
	Capital Goods - 9.2%
1	3M Co. ‡	105
1	ABB Ltd. ADR ‡	22
4	Aircastle Ltd. ‡	43
1	Boeing Co. ‡	39
1	Caterpillar, Inc. ‡	120
–	Crane Co. ‡	15
–	Eaton Corp. ‡	21
–	Emerson Electric Co. ‡	20
2	General Electric Co. ‡	30
–	Honeywell International, Inc. ‡	24
1	Hubbell, Inc. Class B ‡	35
–	Huntington Ingalls Industries, Inc. ●‡	2
–	Illinois Tool Works, Inc. ‡	8
–	Lockheed Martin Corp. ‡	20
1	MSC Industrial Direct Co., Inc. ‡	48
–	National Presto Industries, Inc. ‡	29
–	Northrop Grumman Corp. ‡	22
1	Oshkosh Corp. ●‡	26
1	Rockwell Automation, Inc. ‡	46
–	Siemens AG ADR ‡	35
–	Stanley Black & Decker, Inc. ‡	23
1	TAL International Group, Inc. ‡	39
		772
	Commercial & Professional Services - 2.6%
1	Avery Dennison Corp. ‡	23
2	Cintas Corp. ‡	45
2	Deluxe Corp. ‡	50
2	Pitney Bowes, Inc. ‡	33
2	R.R. Donnelley & Sons Co. ‡	30
1	Waste Management, Inc. ‡	34
		215
	Consumer Durables & Apparel - 2.4%
1	Garmin Ltd. ‡	37
2	Leggett & Platt, Inc. ‡	41
3	Panasonic Corp. ‡	28
–	Polaris Industries, Inc. ‡	29
1	Sony Corp. ADR ‡	18
–	V.F. Corp. ‡	44
		197
	Consumer Services - 3.5%
1	Intercontinental Hotels Group plc ‡	24
2	Learning Tree International, Inc. ●‡	13
3	McDonald's Corp. ‡	257
		294
	Diversified Financials - 6.5%
–	Administradora de Fondos de Pensiones Provida S.A. ‡	20
5	Advance America Cash Advance Centers, Inc. ‡	39
1	American Express Co. ‡	27
2	Apollo Investment Corp. ‡	16
6	Ares Capital Corp. ‡	85
2	Bank of America Corp. ‡	16
–	BlackRock, Inc. ‡	41
–	Eaton Vance Corp. ‡	12
1	Federated Investors, Inc. ‡	28
–	Gamco Investors, Inc. ‡	20
2	JP Morgan Chase & Co. ‡	62
1	Nelnet, Inc. ‡	26
2	NYSE Euronext ‡	60
1	Orix Corp. ADR ‡	44
1	Raymond James Financial, Inc. ‡	19
2	SEI Investments Co. ‡	25
–	Solar Capital Ltd. ‡	8
		548
	Energy - 17.9%
–	Cenovus Energy, Inc. ‡	12
1	Chevron Corp. ‡	127
–	CNOOC Ltd. ADR ‡	23
1	ConocoPhillips Holding Co. ‡	40
3	DHT Holdings, Inc. ‡	5
1	Diamond Offshore Drilling, Inc. ‡	77
–	EnCana Corp. ADR ‡	8
3	Enerplus Resources Fund ‡	89
4	Eni S.p.A. ADR ‡	178
1	Exxon Mobil Corp. ‡	112
–	Knightsbridge Tankers Ltd. ADR ‡	6
2	Pengrowth Energy Corp. ‡	20
–	PetroChina Co., Ltd. ADR ‡	63

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 137.2% - (continued)
COMMON STOCKS - 135.6% - (continued)
	Energy - 17.9% - (continued)
3	Repsol-YPF S.A. ADR ‡	$104
2	Royal Dutch Shell plc ADR ‡	170
1	Sasol Ltd. ADR ‡	46
2	Ship Finance International Ltd. ‡	30
2	Spectra Energy Corp. ‡	60
4	Statoilhydro ASA ADR ‡	107
1	Teekay Tankers Ltd. ‡	7
3	Total S.A. ADR ‡	174
1	Transcanada Corp. ‡	47
2	WSP Holdings Ltd. ●‡	1
		1,506
	Food & Staples Retailing - 0.7%
2	Supervalu, Inc. ‡	20
1	Sysco Corp. ‡	35
		55
	Food, Beverage & Tobacco - 7.7%
3	Altria Group, Inc. ‡	82
1	Coca-Cola Co. ‡	68
1	Companhia de Bebidas das Americas ADR ‡	43
–	Diageo plc ADR ‡	30
1	H.J. Heinz Co. ‡	37
1	Kraft Foods, Inc. ‡	41
1	Lorillard, Inc. ‡	69
–	PepsiCo, Inc. ‡	17
1	Philip Morris International, Inc. ‡	73
1	Reynolds American, Inc. ‡	41
3	Unilever N.V. NY Shares ADR ‡	119
1	Vector Group Ltd. ‡	25
		645
	Health Care Equipment & Services - 1.4%
–	Atrion Corp. ‡	54
–	Becton, Dickinson & Co. ‡	26
1	Brookdale Senior Living, Inc. ●‡	15
–	Fresenius Medical Care AG ADR ‡	20
		115
	Household & Personal Products - 0.8%
1	Kimberly-Clark Corp. ‡	68

	Insurance - 4.8%
1	Aflac, Inc. ‡	38
2	Allstate Corp. ‡	40
3	Aviva plc ‡	30
6	Axa ADR ‡	96
–	Axis Capital Holdings Ltd. ‡	10
1	Brown & Brown, Inc. ‡	20
1	Chubb Corp. ‡	47
2	Manualife Financial Corp. ‡	22
3	Prudential Financial, Inc. ‡	60
1	Sun Life Financial ‡	25
–	Travelers Cos., Inc. ‡	17
		405
	Materials - 6.9%
–	Aperam ‡	1
1	ArcelorMittal ADR ‡	25
1	BHP Billiton Ltd. ADR ‡	99
5	Boise, Inc. ‡	30
1	Dow Chemical Co. ‡	19
2	E.I. DuPont de Nemours & Co. ‡	79
1	MeadWestvaco Corp. ‡	25
–	Nucor Corp. ‡	17
2	RPM International, Inc. ‡	53
3	Sims Metal Management Ltd. ‡	37
1	Southern Copper Corp. ‡	23
1	Syngenta AG ADR ‡	40
2	Ternium S.A. ADR ‡	56
2	Vale S.A. SP ADR ‡	46
1	Worthington Industries, Inc. ‡	25
		575
	Media - 1.1%
2	Cinemark Holdings, Inc. ‡	47
1	McGraw-Hill Cos., Inc. ‡	23
2	Regal Entertainment Group ‡	23
		93
	Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
2	Abbott Laboratories ‡	126
3	AstraZeneca plc ADR ‡	125
2	Bristol-Myers Squibb Co. ‡	73
4	Eli Lilly & Co. ‡	144
2	GlaxoSmithKline plc ADR ‡	104
1	Johnson & Johnson ‡	92
5	Merck & Co., Inc. ‡	156
5	PDL Biopharma, Inc. ‡	33
7	Pfizer, Inc. ‡	133
		986
	Real Estate - 5.6%
1	American Capital Agency Corp. ‡	19
4	Annaly Capital Management, Inc. ‡	59
4	Anworth Mortgage Asset Corp. ‡	26
1	Brookfield Office Properties, Inc. ‡	12
2	Capstead Mortgage Corp. ‡	22
10	Chimera Investment Corp. ‡	31
1	CommonWealth REIT ‡	25
2	CYS Investments, Inc. ‡	21
2	Duke Realty, Inc. ‡	20
–	Entertainment Properties Trust ‡	11
1	Hatteras Financial Corp. ‡	22
–	HCP, Inc. ‡	11
–	Health Care, Inc. ‡	18
1	Hospitality Properties Trust ‡	21
2	Medical Properties Trust, Inc. ‡	20
3	Resource Capital Corp. ‡	15
1	Senior Housing Properties Trust ‡	20
1	UDR, Inc. ‡	30
1	Ventas, Inc. ‡	54
1	Weyerhaeuser Co. ‡	14
		471
	Retailing - 3.5%
1	Buckle (The), Inc. ‡	48
1	DSW, Inc. ‡	47
2	Foot Locker, Inc. ‡	34
–	Genuine Parts Co. ‡	25
–	Home Depot, Inc. ‡	9
–	J.C. Penney Co., Inc. ‡	10
2	Limited Brands, Inc. ‡	100
2	Nutri/System, Inc. ‡	24
		297

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 137.2% - (continued)
COMMON STOCKS - 135.6% - (continued)
	Semiconductors & Semiconductor Equipment - 3.9%
1	Analog Devices, Inc. ‡	$24
2	Intel Corp. ‡	59
2	Intersil Corp. ‡	29
1	Linear Technology Corp. ‡	17
1	Maxim Integrated Products, Inc. ‡	28
1	Microchip Technology, Inc. ‡	46
10	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡	121
		324
	Software & Services - 4.4%
–	AOL, Inc. ●‡	2
–	Automatic Data Processing, Inc. ‡	21
4	Earthlink, Inc. ‡	31
1	Infosys Technologies Ltd. ADR ‡	61
13	iPass, Inc. ‡	17
3	Paychex, Inc. ‡	87
1	S.p.A. ADR ‡	74
2	VeriSign, Inc. ‡	79
		372
	Technology Hardware & Equipment - 5.4%
1	Anixter International, Inc. ●‡	42
5	Canon, Inc. ADR ‡	205
1	Fujifilm Holdings Corp. ‡	15
–	Hitachi Ltd. ‡	25
2	Jabil Circuit, Inc. ‡	49
1	Molex, Inc. ‡	28
4	Nokia Corp. ADR ‡	30
4	Seagate Technology ‡	57
		451
	Telecommunication Services - 11.4%
2	Alaska Communication Systems Holdings, Inc. ‡	14
3	AT&T, Inc. ‡	96
1	China Mobile Ltd. ADR ‡	38
1	Consolidated Communications Holdings, Inc. ‡	21
2	Deutsche Telekom AG ADR ‡	24
4	France Telecom S.A. ADR ‡	67
1	Hutchison Telecommunications ADR ‡	8
1	Nippon Telegraph & Telephone Corp. ADR ‡	22
2	NTELOS Holdings Corp. ●‡	42
2	NTT Docomo, Inc. ‡	42
2	Partner Communications Co., Ltd. ADR ‡	28
1	Philippine Long Distance Telephone Co. ADR ‡	28
1	SK Telecom Co., Ltd. ADR ‡	19
2	Tele Norte Leste Participacoes S.A. ADR ‡	25
5	Telecom Corp. of New Zealand Ltd. ADR ‡	55
3	Telecom Italia S.p.A. ADR ‡	34
1	Telefonos de Mexico S.A. ADR Class L ‡	16
1	USA Mobility, Inc. ‡	15
4	Verizon Communications, Inc. ‡	130
8	Vodafone Group plc ADR ‡	213
2	Windstream Corp. ‡	20
		957
	Transportation - 1.5%
1	Genco Shipping & Trading Ltd. ●‡	12
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡	39
1	Grupo Aeroportuario del Sureste S.A.B. de C.V. ‡		43
3	Heartland Express, Inc. ‡		33
			127
	Utilities - 10.3%
–	AGL Resources, Inc. ‡		20
1	Alliant Energy Corp. ‡		45
2	Ameren Corp. ‡		48
1	American Electric Power Co., Inc. ‡		41
3	CenterPoint Energy, Inc. ‡		62
2	Companhia Energetica de Minas Gerais ADR ‡		37
1	Consolidated Edison, Inc. ‡		69
1	DTE Energy Co. ‡		51
1	FirstEnergy Corp. ‡		44
2	National Grid plc ‡		88
1	Oneok, Inc. ‡		41
3	Pepco Holdings, Inc. ‡		58
2	Pinnacle West Capital Corp. ‡		95
1	SCANA Corp. ‡		38
2	Southern Co. ‡		67
2	TECO Energy, Inc. ‡		31
1	Vectren Corp. ‡		27
			862
	Total common stocks
	(cost $10,493)		$11,382

PREFERRED STOCKS - 0.2%
	Telecommunication Services - 0.2%
1	Telefonica Brasil S.A. ‡		$21

	Total preferred stocks
	(cost $16)		$21

	Total long-term investments
	(cost $10,509)		$11,403

SHORT-TERM INVESTMENTS - 1.4%
	Investment Pools and Funds - 1.4%
115	State Street Bank U.S. Government Money Market Fund		$115

	Total short-term investments
	(cost $115)		$115

	Total long positions
	(cost $10,624) ▲	137.2%	$11,518
	Securities sold short
	(proceeds $2,564)▲	(37.2)%	(3,124)
	Other assets and liabilities	–%	2
	Total net assets	100.0%	$8,396

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 37.2%
COMMON STOCK – 37.2%
	Automobiles & Components - 0.7%
1	Dana Holding Corp.●	$19
1	Tenneco Automotive, Inc.●	39
		58
	Banks - 0.4%
1	Signature Bank●	30

	Capital Goods - 3.9%
1	Actuant Corp. Class A	15
1	Babcock & Wilcox Co.●	19
1	BE Aerospace, Inc.●	38
–	Ceradyne, Inc.●	13
–	Enpro Industries, Inc.●	12
–	ESCO Technologies, Inc.	10
1	Flow International Corp.●	3
1	Gardner Denver Machinery, Inc.	41
1	Hexcel Corp.●	16
–	Moog, Inc. Class A●	8
–	RBS Bearings, Inc.●	13
–	Rush Enterprises, Inc.●	8
–	Seaboard Corp.	29
1	Spirit Aerosystems Holdings, Inc.●	18
1	Tecumseh Products Co. Class A●	4
1	Textron, Inc.	14
–	Titan Machinery, Inc.●	11
–	TransDigm Group, Inc.●	33
1	Trimas Corp.●	23
		328
	Commercial & Professional Services - 1.1%
–	Consolidated Graphics, Inc.●	15
–	Mobile Mini, Inc.●	7
1	Navigant Consulting, Inc.●	8
–	Stericycle, Inc.●	18
–	Sykes Enterprises, Inc.●	7
–	Verisk Analytics, Inc.●	9
1	Waste Connections, Inc.	32
		96
	Consumer Durables & Apparel - 1.4%
–	Desarrolladora Homex SAB de CV●	5
1	Hanesbrands, Inc.●	28
1	La-Z-Boy, Inc.●	8
1	Mohawk Industries, Inc.●	29
2	Toll Brothers, Inc.●	39
–	Universal Electronics, Inc.●	8
		117
	Consumer Services - 1.1%
–	CEC Entertainment, Inc.	14
1	Grand Canyon Education, Inc.●	11
1	Jack in the Box, Inc.●	22
2	Lakes Entertainment, Inc.●	4
–	Peet's Coffee & Tea, Inc.●	12
1	Scientific Games Corp. Class A●	13
1	Sonic Corp.●	6
1	Texas Roadhouse, Inc.	14
		96
	Energy - 2.7%
–	Bill Barrett Corp.●	12
–	Bristow Group, Inc.	9
–	Carrizo Oil & Gas, Inc.●	9
–	Continental Resources, Inc.●	29
1	Denbury Resources, Inc.●	20
1	EQT Corp.	39
4	Hercules Offshore, Inc.●	16
–	Interoil Corp.●	16
1	Key Energy Services, Inc.●	13
4	Parker Drilling Co.●	23
–	Plains Exploration & Production Co.●	7
1	Sandridge Energy, Inc.●	7
1	TETRA Technologies, Inc.●	10
–	Ultra Petroleum Corp.●	14
		224
	Food & Staples Retailing - 0.6%
1	United Natural Foods, Inc.●	50

	Food, Beverage & Tobacco - 1.8%
–	British American Tobacco plc	42
–	Dean Foods Co.●	3
–	Green Mountain Coffee Roasters, Inc.●	25
1	Hain Celestial Group, Inc.●	39
–	Hansen National Corp.●	22
1	Smithfield Foods, Inc.●	21
		152
	Health Care Equipment & Services - 0.4%
1	Boston Scientific Corp.●	6
–	Hologic, Inc.●	7
–	Masimo Corp.	2
–	NuVasive, Inc.●	3
4	Tenet Healthcare Corp.●	18
		36
	Household & Personal Products - 0.1%
–	Energizer Holdings, Inc.●	7

	Insurance - 0.2%
3	CNO Financial Group, Inc.●	16

	Materials - 1.4%
–	Agnico Eagle Mines Ltd.	10
1	Calgon Carbon Corp.●	20
–	Deltic Timber Corp.	16
1	Intrepid Potash, Inc.●	33
1	Owens-Illinois, Inc.●	14
2	Sterlite Industries Ltd.	22
		115
	Media - 0.6%
2	CTC Media, Inc.	23
–	DG Fastchannel, Inc.●	5
1	DirecTV Class A●	24
–	Liberty Media Corp. - Liberty Starz●	3
		55
	Pharmaceuticals, Biotechnology & Life Sciences - 2.1%
–	Agilent Technologies, Inc.●	11
3	Astex Pharmaceuticals, Inc.●	7
1	Auxilium Pharmaceuticals, Inc.●	9
5	DURECT Corp.●	7
5	Elan Corp. plc ADR●	58
1	Questcor Pharmaceuticals●	28

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT – 37.2% - (continued)
COMMON STOCK – 37.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.1% - (continued)
1	Salix Pharmaceuticals Ltd.●		$29
–	Thermo Fisher Scientific, Inc.●		19
1	Xenoport, Inc.●		5
			173
	Real Estate - 0.3%
1	Douglas Emmett, Inc.		28

	Retailing - 2.1%
1	Ann, Inc.●		23
2	Chico's FAS, Inc.		28
1	Coldwater Creek, Inc.●		1
1	Collective Brands, Inc.●		8
1	Liberty Media - Interactive A●		18
1	LKQ Corp.●		17
–	O'Reilly Automotive, Inc.●		27
1	Rent-A-Center, Inc.		24
2	Sally Beauty Co., Inc.●		30
			176
	Semiconductors & Semiconductor Equipment - 2.2%
1	Applied Micro Circuits Corp.●		7
1	Arm Holdings plc		41
–	Cavium, Inc.●		13
2	Lattice Semiconductor Corp.●		10
3	LSI Corp.●		21
2	MEMC Electronic Materials, Inc.●		15
1	Microsemi Corp.●		17
–	Netlogic Microsystems, Inc.●		8
1	PMC - Sierra, Inc.●		9
1	Rambus, Inc.●		15
3	RF Micro Devices, Inc.●		20
3	Semiconductor Manufacturing International Corp. ADR●		8
			184
	Software & Services - 3.2%
1	Ariba, Inc.●		28
–	Cognizant Technology Solutions Corp.●		24
1	CoreLogic, Inc.●		14
–	EPIQ Systems, Inc.		6
1	Euronet Worldwide, Inc.●		18
–	Informatica Corp.●		18
1	Parametric Technology Corp.●		11
–	QLIK Technologies, Inc.●		11
1	Red Hat, Inc.●		33
1	Sapient Corp.		18
1	SS&C Technologies Holdings, Inc.●		9
1	Synopsys, Inc.●		19
1	TeleTech Holdings, Inc.●		16
–	Tyler Corp.●		14
1	Valueclick, Inc.●		16
–	VeriFone Systems, Inc.●		15
			270
	Technology Hardware & Equipment - 3.0%
1	Aruba Networks, Inc.●		18
1	Avid Technology, Inc.●		3
1	Ciena Corp.●		8
2	Cogo Group, Inc.●		4
1	Ingram Micro, Inc.●		13
1	Intermec, Inc.●		10
–	Itron, Inc.●		7
1	Juniper Networks, Inc.●		17
–	Maxwell Technologies, Inc.●		10
–	Plexus Corp.●		10
2	Polycom, Inc.●		30
–	Research In Motion Ltd.●		5
2	Sanmina-Sci Corp.●		18
–	Scansource, Inc.●		10
–	SYNNEX Corp.●		12
3	Tellabs, Inc.		11
1	Trimble Navigation Ltd.●		31
–	Universal Display Corp.●		23
–	ViaSat, Inc.●		12
			252
	Telecommunication Services - 4.0%
1	American Tower Corp. Class A●		37
3	Cbeyond, Inc.●		21
1	Crown Castle International Corp.●		48
4	Leap Wireless International, Inc. w/ Rights●		26
13	Mahanagar Telephone Nigam Ltd.●		17
1	Neutral Tandem, Inc.●		8
1	NII Holdings, Inc. Class B●		24
2	PAETEC Holding Corp.●		12
1	Premiere Global Services, Inc.●		9
1	SBA Communications Corp.●		50
9	Sprint Nextel Corp.●		22
1	TW Telecom, Inc.●		25
1	US Cellular Corp.●		35
			334
	Transportation - 0.4%
1	AMR Corp.●		3
1	Atlas Air Worldwide Holdings, Inc.●		25
1	JetBlue Airways Corp.●		7
			35
	Utilities - 3.5%
2	Calpine Corp.●		32
2	Dynegy Holdings, Inc.●		6
1	El Paso Electric Co.		40
–	FirstEnergy Corp.		16
6	GenOn Energy, Inc.●		20
1	MDU Resources Group, Inc.		27
–	National Fuel Gas Co.		16
–	Northwest Natural Gas Co.		20
1	NRG Energy, Inc.●		22
1	Ormat Technologies, Inc.		12
1	PG&E Corp.		24
–	South Jersey Industries, Inc.		18
–	Southwest Gas Corp.		17
1	Wisconsin Energy Corp.		22
			292
	Total common stock
	(proceeds $2,564)		$3,124
	Total securities sold short
	(proceeds $2,564)	37.2%	$3,124

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term long position investments in foreign securities represents 51.5% of total net assets at October 31, 2011. Market value of long-term short position investments in foreign securities represents 2.8% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲
At October 31, 2011, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $8,117 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,220
Unrealized Depreciation	(1,943)
Net Unrealized Appreciation	$277

●	Non-income producing.

‡	This security, or a portion of this security, is held in a segregated account to cover the Fund's short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$11,382	$11,382	$–	$–
Preferred Stocks	21	21	–	–
Short-Term Investments	115	115	–	–
Total	$11,518	$11,518	$–	$–
Liabilities:
Securities Sold Short - Common Stock ‡	$3,124	$3,124	$–	$–
Total	$3,124	$3,124	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,624)	$11,518
Receivables:
Dividends and interest	24
Other assets	1
Total assets	11,543
Liabilities:
Bank overdraft -- U.S. Dollars	10
Securities sold short, at market value (proceeds $2,564)	3,124
Payables:
Investment management fees	1
Administrative fees	—
Distribution fees	—
Dividends on securities sold short	1
Accrued expenses	11
Total liabilities	3,147
Net assets	$8,396
Summary of Net Assets:
Capital stock and paid-in-capital	$11,795
Accumulated distribution in excess of net investment income	(14)
Accumulated net realized loss on investments and foreign currency transactions	(3,719)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	334
Net assets	$8,396

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$6.77/$7.16
Shares outstanding	1,011
Net assets	$6,844
Class C: Net asset value per share	$6.76
Shares outstanding	37
Net assets	$252
Class I: Net asset value per share	$6.77
Shares outstanding	39
Net assets	$263
Class R3: Net asset value per share	$6.76
Shares outstanding	38
Net assets	$255
Class R4: Net asset value per share	$6.77
Shares outstanding	38
Net assets	$258
Class R5: Net asset value per share	$6.77
Shares outstanding	39
Net assets	$261
Class Y: Net asset value per share	$6.77
Shares outstanding	39
Net assets	$263

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Operations
October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$552
Interest	—
Less: Foreign tax withheld	(21)
Total investment income	531

Expenses:
Investment management fees	82
Administrative services fees	1
Distribution fees
Class A	17
Class C	2
Class R3	1
Class R4	1
Custodian fees	4
Accounting services fees	1
Board of Directors' fees	1
Dividend and interest expense on securities sold short	13
Audit fees	10
Short position fees	21
Other expenses	5
Total expenses (before waivers)	159
Expense waivers	(82)
Total waivers	(82)
Total expenses, net	77
Net Investment Income	454
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(273)
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Loss on Investments and Foreign Currency Transactions	(273)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3
Net unrealized appreciation of securities sold short	236
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	239
Net Loss on Investments and Foreign Currency Transactions	(34)
Net Increase in Net Assets Resulting from Operations	$420

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$454	$448
Net realized loss on investments and foreign currency transactions	(273)	(89)
Net unrealized appreciation of investments and foreign currency transactions	239	548
Net Increase In Net Assets Resulting From Operations	420	907
Distributions to Shareholders:
From net investment income
Class A	(418)	(330)
Class C	(14)	(11)
Class I	(17)	(13)
Class R3	(14)	(11)
Class R4	(15)	(12)
Class R5	(16)	(13)
Class Y	(17)	(13)
Total distributions	(511)	(403)
Capital Share Transactions:
Class A	418	330
Class B	—	(225)
Class C	14	11
Class I	17	13
Class R3	14	11
Class R4	15	12
Class R5	16	13
Class Y	17	13
Net increase from capital share transactions	511	178
Net Increase In Net Assets	420	682
Net Assets:
Beginning of period	7,976	7,294
End of period	$8,396	$7,976
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(14)	$51

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund’s shares were not offered to the public for the period from November 28, 2007 through October 31, 2011.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

16

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

b)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income, if any, quarterly and realized capital gains, if any, at least once a year.

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the Fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends that accrue while the security is on loan. In addition, to borrow the security, the Fund may be required to pay a premium. The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for

18

corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$511	$403

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$35
Accumulated Capital Losses *	(3,711)
Unrealized Appreciation †	277
Total Accumulated Deficit	$(3,399)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(8)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	8

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$448
2017	2,897
2018	95
2019	271
Total	$3,711

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HIFSCO has voluntarily agreed to waive 100% of the management fees through February 29, 2012.

20

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses, short position expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, the Fund had no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,011
Class C	37
Class I	39
Class R3	38
Class R4	38
Class R5	39
Class Y	39

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,396
Sales Proceeds Excluding U.S. Government Obligations	978

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011 and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	—	63	—	—	63	—	50	—	—	50
Amount	$—	$418	$—	$—	$418	$—	$330	$—	$—	$330
Class B
Shares	—	—	—	—	—	—	—	(34)	—	(34)
Amount	$—	$—	$—	$—	$—	$—	$—	$(225)	$—	$(225)
Class C
Shares	—	2	—	—	2	—	1	—	—	1
Amount	$—	$14	$—	$—	$14	$—	$11	$—	$—	$11
Class I
Shares	—	3	—	—	3	—	2	—	—	2
Amount	$—	$17	$—	$—	$17	$—	$13	$—	$—	$13
Class R3
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$14	$—	$—	$14	$—	$11	$—	$—	$11
Class R4
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$15	$—	$—	$15	$—	$12	$—	$—	$12
Class R5
Shares	—	3	—	—	3	—	2	—	—	2
Amount	$—	$16	$—	$—	$16	$—	$13	$—	$—	$13
Class Y
Shares	—	3	—	—	3	—	2	—	—	2
Amount	$—	$17	$—	$—	$17	$—	$13	$—	$—	$13
Total
Shares	—	78	—	—	78	—	61	(34)	—	27
Amount	$—	$511	$—	$—	$511	$—	$403	$(225)	$—	$178

22

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$6.85	$0.38	$–	$(0.03)	$0.35	$(0.43)	$–	$–	$(0.43)	$(0.08)	$6.77
C	6.84	0.33	–	(0.03)	0.30	(0.38)	–	–	(0.38)	(0.08)	6.76
I	6.86	0.40	–	(0.04)	0.36	(0.45)	–	–	(0.45)	(0.09)	6.77
R3	6.85	0.35	–	(0.04)	0.31	(0.40)	–	–	(0.40)	(0.09)	6.76
R4	6.85	0.37	–	(0.03)	0.34	(0.42)	–	–	(0.42)	(0.08)	6.77
R5	6.86	0.39	–	(0.04)	0.35	(0.44)	–	–	(0.44)	(0.09)	6.77
Y	6.86	0.40	–	(0.04)	0.36	(0.45)	–	–	(0.45)	(0.09)	6.77

For the Year Ended October 31, 2010
A	6.42	0.39	–	0.40	0.79	(0.36)	–	–	(0.36)	0.43	6.85
C	6.41	0.34	–	0.40	0.74	(0.31)	–	–	(0.31)	0.43	6.84
I	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86
R3	6.42	0.36	–	0.40	0.76	(0.33)	–	–	(0.33)	0.43	6.85
R4	6.42	0.38	–	0.40	0.78	(0.35)	–	–	(0.35)	0.43	6.85
R5	6.43	0.40	–	0.40	0.80	(0.37)	–	–	(0.37)	0.43	6.86
Y	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86

For the Year Ended October 31, 2009
A	6.34	0.35	–	0.09	0.44	(0.36)	–	–	(0.36)	0.08	6.42
C	6.33	0.31	–	0.09	0.40	(0.32)	–	–	(0.32)	0.08	6.41
I	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43
R3	6.34	0.32	–	0.10	0.42	(0.34)	–	–	(0.34)	0.08	6.42
R4	6.34	0.34	–	0.09	0.43	(0.35)	–	–	(0.35)	0.08	6.42
R5	6.34	0.36	–	0.10	0.46	(0.37)	–	–	(0.37)	0.09	6.43
Y	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43

From November 28, 2007 (commencement of operations), through October 31, 2008
A(D)	10.00	0.74	–	(3.84)	(3.10)	(0.56)	–	–	(0.56)	(3.66)	6.34
C(D)	10.00	0.68	–	(3.84)	(3.16)	(0.51)	–	–	(0.51)	(3.67)	6.33
I(D)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
R3(D)	10.00	0.71	–	(3.84)	(3.13)	(0.53)	–	–	(0.53)	(3.66)	6.34
R4(D)	10.00	0.73	–	(3.84)	(3.11)	(0.55)	–	–	(0.55)	(3.66)	6.34
R5(D)	10.00	0.75	–	(3.84)	(3.09)	(0.57)	–	–	(0.57)	(3.66)	6.34
Y(D)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on November 30, 2007.
(E)	Not annualized.
(F)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

5.36%		$6,844	1.91%		0.91%		0.50%		5.53%		12%
4.56		252	2.66		1.66		1.25		4.76		–
5.47		263	1.66		0.66		0.25		5.79		–
4.73		255	2.36		1.36		0.95		5.10		–
5.20		258	2.06		1.06		0.65		5.37		–
5.37		261	1.76		0.76		0.35		5.68		–
5.47		263	1.66		0.66		0.25		5.79		–

12.69		6,500	1.69		0.69		0.32		5.92		36
11.87		241	2.44		1.44		1.07		5.17		–
12.95		249	1.44		0.44		0.07		6.17		–
12.19		243	2.14		1.14		0.77		5.47		–
12.52		246	1.84		0.84		0.47		5.77		–
12.84		248	1.54		0.54		0.17		6.07		–
12.95		249	1.44		0.44		0.07		6.17		–

7.90		5,767	2.33		1.33		0.88		6.21		46
7.12		216	3.08		2.08		1.63		5.46		–
8.33		220	2.08		1.08		0.63		6.45		–
7.42		217	2.78		1.78		1.33		5.76		–
7.74		218	2.48		1.48		1.03		6.06		–
8.22		220	2.18		1.18		0.73		6.35		–
8.33		220	2.08		1.08		0.63		6.45		–

(32.37	) (E)	5,343	2.09	(F)	1.09	(F)	0.58	(F)	9.20	(F)	70
(32.86	) (E)	202	2.84	(F)	1.84	(F)	1.33	(F)	8.45	(F)	–
(32.24	) (E)	203	1.84	(F)	0.84	(F)	0.33	(F)	9.45	(F)	–
(32.60	) (E)	202	2.54	(F)	1.54	(F)	1.03	(F)	8.75	(F)	–
(32.44	) (E)	203	2.24	(F)	1.24	(F)	0.73	(F)	9.05	(F)	–
(32.29	) (E)	203	1.94	(F)	0.94	(F)	0.43	(F)	9.35	(F)	–
(32.24	) (E)	203	1.84	(F)	0.84	(F)	0.33	(F)	9.45	(F)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Enhanced Dividend Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Enhanced Dividend Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Enhanced Dividend Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	65.00%

* Income distributions, taxable as dividend income which qualify for deduction by corporations.

30

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$952.30	$2.59	$1,000.00	$1,022.56	$2.68	0.53%	184	365
Class C	$1,000.00	$949.80	$6.27	$1,000.00	$1,018.78	$6.49	1.28	184	365
Class I	$1,000.00	$953.60	$1.36	$1,000.00	$1,023.82	$1.41	0.28	184	365
Class R3	$1,000.00	$950.00	$4.79	$1,000.00	$1,020.29	$4.97	0.98	184	365
Class R4	$1,000.00	$952.90	$3.32	$1,000.00	$1,021.80	$3.44	0.68	184	365
Class R5	$1,000.00	$953.10	$1.85	$1,000.00	$1,023.31	$1.92	0.38	184	365
Class Y	$1,000.00	$953.60	$1.36	$1,000.00	$1,023.82	$1.41	0.28	184	365

31

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Enhanced Dividend Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board considered that HIFSCO had agreed to waive 100% of the Fund’s management fee through February 29, 2012. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

33

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered the fact that the Fund is unlikely to experience economies of scale until the Fund’s shares are offered to the public. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which is expected to result in meaningful benefits being realized by shareholders if Fund assets increase. The Board also noted that operating expenses have been significantly reduced.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and all or a portion of the sales charges on sales or redemptions of certain classes of shares at such time as the Fund is publicly offered.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Global Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

 The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Global Growth A#	-2.73%	-3.05%	2.72%
Global Growth A##	-8.08%	-4.14%	2.14%
Global Growth B#	-3.45%	-3.66%	NA*
Global Growth B##	-8.28%	-3.98%	NA*
Global Growth C#	-3.46%	-3.78%	1.99%
Global Growth C##	-4.42%	-3.78%	1.99%
Global Growth R3#	-2.82%	-3.26%	2.90%
Global Growth R4#	-2.54%	-3.07%	3.00%
Global Growth R5#	-2.24%	-2.70%	3.20%
Global Growth Y#	-2.23%	-2.59%	3.26%
MSCI World Growth Index	3.46%	1.26%	4.90%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Growth Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
Matthew D. Hudson, CFA
Vice President

How did the Fund perform?
The Class A shares of The Hartford Global Growth Fund returned -2.73%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the MSCI World Growth Index, which returned 3.46% for the same period. The Fund also underperformed the 1.07% return of the average fund in the Lipper Global Large- Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equities moved higher in the period despite a high degree of volatility caused by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. In the first half of the period, fears of a global economic slowdown and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Federal Reserve policy. In the latter half of the period, positive returns from strong corporate earnings were outweighed by European sovereign debt concerns and a deteriorating outlook for economic growth. October, the final month of the period, produced a sharp so-called relief rally, as evidence began to surface that Europe’s leaders would take steps to address the continent’s financial crises.

Seven of the ten sectors in the MSCI World Growth Index had positive returns for the period. Consumer Staples (+10%), Energy (+9%), and Information Technology (+8%) performed the best, while Financials (-13%) and Materials (-4%) lagged on a relative basis. For the period, Growth stocks (+3.5) outperformed Value stocks (+1.1%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively.

The Fund’s underperformance versus its benchmark was primarily due to security selection within Information Technology, Consumer Staples, and Telecommunication. Sector allocation, a result of our bottom-up (i.e. stock by stock fundamental research) investment process, also detracted from relative returns due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Consumer Staples and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials.

The top detractors from relative performance (i.e. return of the Fund as measured against the benchmark for the period) were Sprint Nextel (Telecommunication Services), Netflix (Consumer Discretionary), and Motorola Mobility (Information Technology). Shares of Sprint Nextel fluctuated during the period. The stock gained as the U.S. telecommunication market consolidated and the company shifted its focus to smartphones. However, the gain was short lived as the company reported second quarter earnings below consensus expectations due to lower post-paid subscriber additions and higher costs from increased data usage. Netflix, which had seen considerable growth early in the year, tumbled on news the firm had decided to divide its mail and streaming operations. Though the company ultimately reversed its decision, it was unable to rebound and was forced to make layoffs. We eliminated the position near the end of the period. Not owning shares of Motorola Mobility, a provider of mobile devices, wireless accessories, set-top boxes and video distribution systems and other related products, hurt relative performance as the stock rose on news that the boards of Google and Motorola had reached an acquisition agreement. Top absolute (i.e. total return) detractors for the period also included TPK Holdings (Information Technology).

Sands China (Consumer Discretionary), Priceline.com (Consumer Discretionary), and Aetna (Health Care) were the leading contributors to benchmark-relative performance. Shares of Sands China, a Macau-based developer, owner, and operator of integrated resorts and casinos, rose as earnings beat estimates and tourism to the area increased as consumers defied concerns over the global economy. Priceline.com, a global online travel company, saw its share price rise as the company continually beat analyst expectations. Shares of Aetna, a U.S.-based diversified health care benefits company, rose on news of several acquisitions as well as strong fiscal year 2012 estimates. Top absolute contributors included National-Oilwell (Energy) and Apple (Information Technology).

What is the outlook?
We continue to face elevated uncertainty across the macro environment with investors closely watching the sovereign debt crisis in Europe. This has led to high levels of risk aversion, record high stock correlations, and a general flight to safety. In this environment, investors crave low volatility, safety stocks, and the fundamentals of many solid companies are largely ignored. We believe that barring a catastrophic liquidity event in Europe, we should eventually return to an environment where fundamentals once again matter. History

3

The Hartford Global Growth Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

suggests that periods following correlation peaks have been positive for bottom-up stock pickers as differentiation among stocks returns. We continue to remain true to our process, focusing on high quality companies with solid fundamentals, above consensus earnings expectations, and sustainable growth business models.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Information Technology, Consumer Discretionary, and Industrials sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials, and Health Care sectors.

Diversification by Industry
as of October 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	4.0%
Banks (Financials)	2.7
Capital Goods (Industrials)	9.8
Consumer Durables & Apparel (Consumer Discretionary)	2.4
Consumer Services (Consumer Discretionary)	5.0
Diversified Financials (Financials)	4.5
Energy (Energy)	10.5
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	2.2
Insurance (Financials)	0.9
Materials (Materials)	6.7
Media (Consumer Discretionary)	3.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.3
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	5.9
Software & Services (Information Technology)	11.5
Technology Hardware & Equipment (Information Technology)	12.9
Telecommunication Services (Services)	1.1
Transportation (Industrials)	3.5
Short-Term Investments	2.5
Other Assets and Liabilities	(1.1)
Total	100.0%

Diversification by Country
as of October 31, 2011

Percentage of
Country	Net Assets
Brazil	2.2%
Canada	2.7
China	2.7
France	4.5
Germany	2.8
Hong Kong	1.7
Ireland	1.0
Italy	1.2
Japan	4.3
Jersey	1.3
Netherlands	1.3
Singapore	1.1
South Korea	1.3
Sweden	1.4
Switzerland	2.4
Taiwan	1.8
United Kingdom	6.8
United States	58.1
Short-Term Investments	2.5
Other Assets and Liabilities	(1.1)
Total	100.0%

4

The Hartford Global Growth Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles & Components - 4.0%
68	Daimler AG	$3,443
117	Johnson Controls, Inc.	3,846
280	Nissan Motor Co., Ltd.	2,575
		9,864
	Banks - 2.7%
140	Itau Unibanco Banco Multiplo S.A. ADR	2,686
167	Standard Chartered plc	3,894
		6,580
	Capital Goods - 9.8%
29	Boeing Co.	1,875
57	Honeywell International, Inc.	3,011
108	JS Group Corp.	2,265
115	Safran S.A.	3,755
249	Sandvik Ab	3,428
54	Schneider Electric S.A.	3,146
31	Siemens AG	3,229
18	SMC Corp.	2,729
		23,438
	Consumer Durables & Apparel - 2.4%
49	Lululemon Athletica, Inc. ●	2,783
575	Prada S.p.A. ●	2,881
		5,664
	Consumer Services - 5.0%
1,949	Genting Singapore plc ●	2,663
238	MGM Resorts International ●	2,739
1,343	Sands China Ltd. ●§	4,037
61	Starbucks Corp.	2,600
		12,039
	Diversified Financials - 4.5%
74	American Express Co.	3,744
20	BlackRock, Inc.	3,106
114	JP Morgan Chase & Co.	3,956
		10,806
	Energy - 10.5%
44	Anadarko Petroleum Corp.	3,439
123	BG Group plc	2,670
96	Chesapeake Energy Corp.	2,711
78	ENSCO International plc	3,849
35	EOG Resources, Inc.	3,172
51	National Oilwell Varco, Inc.	3,625
100	Petroleo Brasileiro S.A. ADR	2,705
45	Schlumberger Ltd.	3,272
		25,443
	Food, Beverage & Tobacco - 2.3%
27	Green Mountain Coffee Roasters, Inc. ●	1,736
56	Groupe Danone	3,860
		5,596
	Health Care Equipment & Services - 2.2%
94	Aetna, Inc.	3,724
22	Edwards Lifesciences Corp. ●	1,622
		5,346
	Insurance - 0.9%
280	Ping An Insurance (Group) Co.	2,078

	Materials - 6.7%
98	Anglo American plc	3,595
75	Barrick Gold Corp.	3,724
456	Glencore International plc	3,194
44	Mosaic Co.	2,601
11	Syngenta AG	3,221
		16,335
	Media - 3.7%
220	News Corp. Class A	3,848
1,460	Sirius XM Radio, Inc. w/ Rights ●	2,613
224	WPP plc	2,320
		8,781
	Pharmaceuticals, Biotechnology & Life Sciences - 4.3%
54	Celgene Corp. ●	3,529
63	Regeneron Pharmaceuticals, Inc. ●	3,507
80	Vertex Pharmaceuticals, Inc. ●	3,181
		10,217
	Retailing - 4.7%
15	Amazon.com, Inc. ●	3,106
542	Kingfisher plc	2,244
117	Lowe's Co., Inc.	2,465
7	Priceline.com, Inc. ●	3,371
		11,186
	Semiconductors & Semiconductor Equipment - 5.9%
87	Altera Corp.	3,307
73	ASML Holding N.V.	3,076
156	NVIDIA Corp. ●	2,311
4	Samsung Electronics Co., Ltd.	3,207
113	Skyworks Solutions, Inc. ●	2,241
		14,142
	Software & Services - 11.5%
31	Baidu, Inc. ADR ●	4,327
47	Citrix Systems, Inc. ●	3,408
147	eBay, Inc. ●	4,674
7	Google, Inc. ●	3,869
256	Oracle Corp.	8,378
23	Salesforce.com, Inc. ●	3,065
		27,721
	Technology Hardware & Equipment - 12.9%
23	Apple, Inc. ●	9,395
239	EMC Corp. ●	5,868
121	High Technology Computer Corp.	2,713
528	Hitachi Ltd.	2,831
123	Juniper Networks, Inc. ●	3,002
63	NetApp, Inc. ●	2,599
57	Qualcomm, Inc.	2,924
98	TPK Holding Co., Ltd. ●	1,635
		30,967
	Telecommunication Services - 1.1%
988	Sprint Nextel Corp. ●	2,540

	Transportation - 3.5%
309	Delta Air Lines, Inc. ●	2,629
37	FedEx Corp.	3,017
20	Kuehne & Nagel International AG	2,539
		8,185
	Total common stocks
	(cost $211,937)	$236,928

	Total long-term investments
	(cost $211,937)	$236,928

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 2.5%
Repurchase Agreements - 2.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $369, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $376)
$ 369	0.11%, 10/31/2011		$369

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $3,522, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$3,593)

3,522	0.11%, 10/31/2011		3,522
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $498, collateralized by GNMA 4.00% - 5.00%, 2040, value of $508)
498	0.11%, 10/31/2011		498
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1,715, collateralized by GNMA 3.50% - 4.50%, 2041, value of $1,749)
1,715	0.11%, 10/31/2011		1,715
			6,104
	Total short-term investments
	(cost $6,104)		$6,104

	Total investments
	(cost $218,041) ▲	101.1%	$243,032
	Other assets and liabilities	(1.1)%	(2,661)
	Total net assets	100.0%	$240,371

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 40.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $219,098 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,053
Unrealized Depreciation	(13,119)
Net Unrealized Appreciation	$23,934

●	Non-income producing.

The accompanying notes are an integral part of these financial statements.

6

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $4,037, which represents 1.7% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	Deutsche Bank Securities	Sell	$187	$191	11/02/2011	$4

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$9,864	$3,846	$6,018	$–
Banks	6,580	2,686	3,894	–
Capital Goods	23,438	4,886	18,552	–
Consumer Durables & Apparel	5,664	5,664	–	–
Consumer Services	12,039	5,339	6,700	–
Diversified Financials	10,806	10,806	–	–
Energy	25,443	22,774	2,669	–
Food, Beverage & Tobacco	5,596	1,736	3,860	–
Health Care Equipment & Services	5,346	5,346	–	–
Insurance	2,078	–	2,078	–
Materials	16,335	6,325	10,010	–
Media	8,781	6,461	2,320	–
Pharmaceuticals, Biotechnology & Life Sciences	10,217	10,217	–	–
Retailing	11,186	8,942	2,244	–
Semiconductors & Semiconductor Equipment	14,142	7,859	6,283	–
Software & Services	27,721	27,721	–	–
Technology Hardware & Equipment	30,967	23,787	7,180	–
Telecommunication Services	2,540	2,540	–	–
Transportation	8,185	5,646	2,539	–
Total	236,928	162,581	74,347	–
Short-Term Investments	6,104	–	6,104	–
Total	$243,032	$162,581	$80,451	$–
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $218,041)	$243,032
Cash	1
Unrealized appreciation on foreign currency contracts	4
Receivables:
Investment securities sold	187
Fund shares sold	43
Dividends and interest	369
Other assets	100
Total assets	243,736
Liabilities:
Payables:
Investment securities purchased	1,491
Fund shares redeemed	1,681
Investment management fees	40
Administrative fees	—
Distribution fees	14
Accrued expenses	139
Total liabilities	3,365
Net assets	$240,371
Summary of Net Assets:
Capital stock and paid-in-capital	$297,339
Accumulated net investment loss	—
Accumulated net realized loss on investments and foreign currency transactions	(81,971)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	25,003
Net assets	$240,371

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.92/$14.73
Shares outstanding	12,681
Net assets	$176,523
Class B: Net asset value per share	$12.58
Shares outstanding	763
Net assets	$9,591
Class C: Net asset value per share	$12.57
Shares outstanding	1,556
Net assets	$19,556
Class R3: Net asset value per share	$14.46
Shares outstanding	7
Net assets	$103
Class R4: Net asset value per share	$14.61
Shares outstanding	10
Net assets	$148
Class R5: Net asset value per share	$14.85
Shares outstanding	7
Net assets	$104
Class Y: Net asset value per share	$14.93
Shares outstanding	2,300
Net assets	$34,346

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,665
Interest	4
Less: Foreign tax withheld	(356)
Total investment income	4,313

Expenses:
Investment management fees	2,922
Administrative services fees	1
Transfer agent fees	1,080
Distribution fees
Class A	587
Class B	127
Class C	240
Class R3	1
Class R4	—
Custodian fees	27
Accounting services fees	55
Registration and filing fees	95
Board of Directors' fees	8
Audit fees	11
Other expenses	90
Total expenses (before waivers and fees paid indirectly)	5,244
Expense waivers	(9)
Transfer agent fee waivers	(262)
Commission recapture	(11)
Total waivers and fees paid indirectly	(282)
Total expenses, net	4,962
Net Investment Loss	(649)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	59,264
Net realized gain on foreign currency contracts	121
Net realized loss on other foreign currency transactions	(49)
Net Realized Gain on Investments and Foreign Currency Transactions	59,336
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(62,086)
Net unrealized appreciation of foreign currency contracts	2
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(1)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(62,085)
Net Loss on Investments and Foreign Currency Transactions	(2,749)
Net Decrease in Net Assets Resulting from Operations	$(3,398)

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(649)	$(1,241)
Net realized gain on investments and foreign currency transactions	59,336	28,340
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(62,085)	25,680
Net Increase (Decrease) In Net Assets Resulting From Operations	(3,398)	52,779
Distributions to Shareholders:
From net investment income
Class A	—	(705)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	(872)
Total distributions	—	(1,577)
Capital Share Transactions:
Class A	(62,302)	(23,041)
Class B	(4,628)	(6,006)
Class C	(5,542)	(4,706)
Class R3	(71)	54
Class R4	33	43
Class R5	(14)	109
Class Y	(59,322)	(100,218)
Net decrease from capital share transactions	(131,846)	(133,765)
Proceeds from regulatory settlements	—	535
Net Decrease In Net Assets	(135,244)	(82,028)
Net Assets:
Beginning of period	375,615	457,643
End of period	$240,371	$375,615
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

13

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

14

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records

15

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$4	$—	$—	$—	$—	$4
Total	$—	$4	$—	$—	$—	$—	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$121	$—	$—	$—	$—	$121
Total	$—	$121	$—	$—	$—	$—	$121

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$2	$—	$—	$—	$—	$2
Total	$—	$2	$—	$—	$—	$—	$2

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$1,577

17

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(80,913)
Unrealized Appreciation †	23,945
Total Accumulated Deficit	$(56,968)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$649
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	60
Capital Stock and Paid-In-Capital	(709)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$80,913
Total	$80,913

As of October 31, 2011, the Fund utilized $59,701 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

18

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

19

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.48%
Class B Shares	2.23
Class C Shares	2.23
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.93

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $304 and contingent deferred sales charges of $12 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $21.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related

20

contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	8
Class R5	7

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$203,079
Sales Proceeds Excluding U.S. Government Obligations	333,816

21

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,086	—	(5,434)	—	(4,348)	2,686	50	(4,457)	—	(1,721)
Amount	$16,369	$—	$(78,671)	$—	$(62,302)	$35,073	$666	$(58,780)	$—	$(23,041)
Class B
Shares	25	—	(365)	—	(340)	30	—	(527)	—	(497)
Amount	$340	$—	$(4,968)	$—	$(4,628)	$373	$—	$(6,379)	$—	$(6,006)
Class C
Shares	84	—	(495)	—	(411)	130	—	(526)	—	(396)
Amount	$1,148	$—	$(6,690)	$—	$(5,542)	$1,576	$—	$(6,282)	$—	$(4,706)
Class R3
Shares	4	—	(10)	—	(6)	10	—	(6)	—	4
Amount	$64	$—	$(135)	$—	$(71)	$141	$—	$(87)	$—	$54
Class R4
Shares	2	—	—	—	2	8	—	(4)	—	4
Amount	$33	$—	$—	$—	$33	$100	$—	$(57)	$—	$43
Class R5
Shares	—	—	(1)	—	(1)	7	—	—	—	7
Amount	$2	$—	$(16)	$—	$(14)	$109	$—	$—	$—	$109
Class Y
Shares	53	—	(3,749)	—	(3,696)	1,009	62	(8,371)	—	(7,300)
Amount	$778	$—	$(60,100)	$—	$(59,322)	$13,830	$872	$(114,920)	$—	$(100,218)
Total
Shares	1,254	—	(10,054)	—	(8,800)	3,880	112	(13,891)	—	(9,899)
Amount	$18,734	$—	$(150,580)	$—	$(131,846)	$51,202	$1,538	$(186,505)	$—	$(133,765)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	117	$1,755
For the Year Ended October 31, 2010	196	$2,612

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $535, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.02 for all classes.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

22

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data - (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$14.31	$(0.04)	$–	$(0.35)	$(0.39)	$–	$–	$–	$–	$(0.39)	$13.92
B	13.03	(0.16)	–	(0.29)	(0.45)	–	–	–	–	(0.45)	12.58
C	13.02	(0.15)	–	(0.30)	(0.45)	–	–	–	–	(0.45)	12.57
R3	14.88	(0.09)	–	(0.33)	(0.42)	–	–	–	–	(0.42)	14.46
R4	14.99	(0.01)	–	(0.37)	(0.38)	–	–	–	–	(0.38)	14.61
R5	15.19	0.04	–	(0.38)	(0.34)	–	–	–	–	(0.34)	14.85
Y	15.27	0.10	–	(0.44)	(0.34)	–	–	–	–	(0.34)	14.93

For the Year Ended October 31, 2010 (E)
A	12.53	(0.05)	–	1.87	1.82	(0.04)	–	–	(0.04)	1.78	14.31
B	11.46	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.03
C	11.45	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.02
R3	13.04	(0.08)	–	1.94	1.86	(0.02)	–	–	(0.02)	1.84	14.88
R4	13.11	(0.04)	–	1.94	1.90	(0.02)	–	–	(0.02)	1.88	14.99
R5	13.26	0.01	–	1.98	1.99	(0.06)	–	–	(0.06)	1.93	15.19
Y	13.32	0.02	–	2.00	2.02	(0.07)	–	–	(0.07)	1.95	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	–	1.99	2.03	–	–	–	–	2.03	12.53
B	9.64	–	–	1.82	1.82	–	–	–	–	1.82	11.46
C	9.68	(0.05)	–	1.82	1.77	–	–	–	–	1.77	11.45
R3	10.97	(0.02)	–	2.09	2.07	–	–	–	–	2.07	13.04
R4	11.01	0.01	–	2.09	2.10	–	–	–	–	2.10	13.11
R5	11.10	0.05	–	2.11	2.16	–	–	–	–	2.16	13.26
Y	11.14	0.07	–	2.11	2.18	–	–	–	–	2.18	13.32

For the Year Ended October 31, 2008 (E)
A	24.97	(0.03)	–	(11.78)	(11.81)	–	(2.66)	–	(2.66)	(14.47)	10.50
B	23.27	(0.14)	–	(10.83)	(10.97)	–	(2.66)	–	(2.66)	(13.63)	9.64
C	23.40	(0.16)	–	(10.90)	(11.06)	–	(2.66)	–	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	–	(12.31)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	–	(12.37)	(12.42)	–	(2.66)	–	(2.66)	(15.08)	11.01
R5	26.15	0.05	–	(12.44)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.10
Y	26.19	0.07	–	(12.46)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	–	(0.98)	–	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	–	(0.98)	–	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	–	(0.98)	–	(0.98)	5.09	23.40
R3(G)	20.00	(0.14)	–	6.16	6.02	–	–	–	–	6.02	26.02
R4(G)	20.00	(0.09)	–	6.18	6.09	–	–	–	–	6.09	26.09
R5(G)	20.00	(0.03)	–	6.18	6.15	–	–	–	–	6.15	26.15
Y	20.14	–	0.06	6.97	7.03	–	(0.98)	–	(0.98)	6.05	26.19

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(2.73)%		$176,523	1.57%		1.48%		1.48%		(0.22)%		60%
(3.45)		9,591	2.60		2.23		2.23		(0.98)		–
(3.46)		19,556	2.29		2.23		2.23		(0.97)		–
(2.82)		103	1.73		1.60		1.60		(0.29)		–
(2.54)		148	1.35		1.30		1.30		(0.04)		–
(2.24)		104	1.04		1.00		1.00		0.24		–
(2.23)		34,346	0.94		0.94		0.94		0.31		–

14.53		243,667	1.61		1.48		1.48		(0.40)		61
13.70		14,367	2.63		2.23		2.23		(1.16)		–
13.71		25,611	2.31		2.23		2.23		(1.15)		–
14.24		193	1.73		1.68		1.68		(0.57)		–
14.47		118	1.33		1.33		1.33		(0.28)		–
15.00		119	1.05		1.03		1.03		0.06		–
15.17		91,540	0.93		0.93		0.93		0.12		–

19.33		234,971	1.83		1.13		1.13		0.38		82
18.88		18,333	2.90		1.57		1.57		(0.05)		–
18.29		27,064	2.45		2.01		2.01		(0.49)		–
18.87		113	1.82		1.73		1.73		(0.41)		–
19.07		59	1.37		1.37		1.37		0.16		–
19.46		7	1.05		1.05		1.05		0.46		–
19.57		177,096	0.94		0.94		0.94		0.59		–

(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		2.01		(0.79)		–
(52.94)		30,334	2.16		2.16		2.16		(0.92)		–
(52.69)		10	1.88		1.73		1.73		(0.42)		–
(52.66)		7	1.58		1.43		1.43		(0.57)		–
(52.40)		12	1.06		1.06		1.06		0.26		–
(52.31)		135,673	0.90		0.90		0.90		0.36		–

35.85	(F)	492,466	1.48		1.48		1.48		(0.62)		85
34.81	(F)	78,931	2.40		2.19		2.19		(1.33)		–
34.94	(F)	75,742	2.15		2.15		2.15		(1.29)		–
30.10	(H)	13	1.65	(I)	1.65	(I)	1.65	(I)	(0.78	) (I)	–
30.45	(H)	13	1.34	(I)	1.34	(I)	1.34	(I)	(0.47	) (I)	–
30.75	(H)	13	1.05	(I)	1.05	(I)	1.05	(I)	(0.17	) (I)	–
36.61	(F)	195,998	0.89		0.89		0.89		(0.01)		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Global Growth Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

30

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$837.00	$6.85	$1,000.00	$1,017.74	$7.53	1.48%	184	365
Class B	$1,000.00	$834.20	$10.31	$1,000.00	$1,013.96	$11.32	2.23	184	365
Class C	$1,000.00	$834.10	$10.31	$1,000.00	$1,013.96	$11.32	2.23	184	365
Class R3	$1,000.00	$836.80	$7.40	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class R4	$1,000.00	$838.20	$6.02	$1,000.00	$1,018.65	$6.62	1.30	184	365
Class R5	$1,000.00	$839.00	$4.64	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class Y	$1,000.00	$839.20	$4.36	$1,000.00	$1,020.47	$4.79	0.92	184	365

31

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager. The Board also discussed the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GG11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Global Real Asset Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Consolidated Schedule of Investments at October 31, 2011	6
Consolidated Investment Valuation Hierarchy Level Summary at October 31, 2011	10
Consolidated Statement of Assets and Liabilities at October 31, 2011	11
Consolidated Statement of Operations for the Year Ended October 31, 2011	12
Consolidated Statement of Changes in Net Assets for the Year Ended October 31, 2011, and for the Period May 28, 2010 (commencement of operations) through October 31, 2010	13
Notes to Consolidated Financial Statements	14
Consolidated Financial Highlights	28
Report of Independent Registered Public Accounting Firm	30
Directors and Officers (Unaudited)	31
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	33
Quarterly Portfolio Holdings Information (Unaudited)	33
Federal Tax Information (Unaudited)	34
Expense Example (Unaudited)	35

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview 5/28/10 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Global Real Asset A#	1.08%	8.12%
Global Real Asset A##	-4.48%	3.92%
Global Real Asset C#	0.46%	7.39%
Global Real Asset C##	-0.53%	7.39%
Global Real Asset I#	1.41%	8.44%
Global Real Asset R3#	0.90%	7.85%
Global Real Asset R4#	1.15%	8.18%
Global Real Asset R5#	1.49%	8.50%
Global Real Asset Y#	1.52%	8.52%
Barclays Capital U.S. TIPS 1-10 Year Index	7.02%	8.38%
Global Real Asset Fund Blended Index	5.64%	13.37%
MSCI All Country World Energy Index	10.13%	16.54%
MSCI All Country World Metals and Mining Index	-9.58%	6.53%
S&P Goldman Sachs Commodity Index	10.08%	15.43%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI All Country World Energy Index (33%), MSCI All Country World Metals and Mining Industry Index (16.5%), MSCI All Country World Agriculture/Chemicals, and Forest, Paper and Products (5.5%), Barclays Capital U.S. TIPS 1-10 Year (35%), and S&P Goldman Sachs Commodity Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals and Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P Goldman Sachs Commodity Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Real Asset Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay T. Politi
Senior Vice President	Director	Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Global Real Asset Fund returned 1.08%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its custom benchmark, (33% MSCI All Country World Energy (Sources and Equipment and Services) Index, 16.5% MSCI All Country World Metals and Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays Capital U.S. TIPS 1–10 Year Index, and 10% S&P Goldman Sachs Commodity Index), which returned 5.64% for the same period. Other index returns include the MSCI All Country World Energy Index, which returned 10.13%, the MSCI All Country World Metals and Mining Index, which returned -9.58%, the Barclays Capital U.S. TIPS 1-10 Yearr Index which returned 7.02% and the S&P Goldman Sachs Commodity Index, which returned 10.08% for the same period. The Fund outperformed the -0.12% return of the average fund in the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?
Global equities moved higher in the period despite a high degree of volatility. In the first half of the period, fears of a global economic slowdown and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Fed policy. In the latter half of the period, positive sentiment from strong corporate earnings was outweighed by European sovereign debt concerns and a deteriorating outlook for economic growth. October, the final month of the period, produced a sharp so-called relief rally, as evidence surfaced that Europe’s leaders would take steps to address the continent’s financial crises. Equities ended the period up 2%, as measured by the MSCI World Index.

Natural resource equities (+3% as defined by the equity components of the Fund’s benchmark) slightly outperformed broader equity markets. Energy-related stocks performed well, but returns were weaker in paper & forest products and metals & minerals stocks.

Intermediate U.S. TIPS returned +7% over the period, as measured by the Barclays Capital U.S. TIPS 1-10 Year Index. In the U.S., core inflation remained relatively elevated, a result of the lagged impact of higher commodity prices on prices of a wide range of consumer products.

Commodities returned +10% during the period as represented by the S&P Goldman Sachs Commodity Index. Precious Metals commodities gained sharply as did prices for oil-related Energy commodities. Agriculture & Livestock commodities were driven lower by wheat and cocoa, as Industrial Metals commodities also fell driven by zinc and nickel.

The Fund has four primary levers to generate investment performance: inflation-related equity investments, inflation-related fixed income investments, commodity investments, and asset allocation among stocks, bonds, commodities, and cash. The Fund underperformed its benchmark during the period due to weak security selection within the underlying equity portion of the Fund. The Fund’s allocation among the asset classes during the period also slightly detracted; an underweight (i.e. the Fund’s sector position was less than the benchmark position) to relatively strong fixed income detracted from relative performance.

Top detractors from relative performance (i.e. return of the Fund as measured against the benchmark) in the natural resources equities portion of the Fund during the period were Vedanta Resources, Anglo American Platinum, and Chevron. Shares of Vedanta Resources, an India-based diversified metals and mining company, fell as uncertainty surrounding the firm’s progress to take a controlling stake in oil producer Cairn India weighed on the stock. Anglo American Platinum’s shares languished as platinum prices fell during the period, driven lower by the metal’s exposure to the economic cycle through applications in automotive catalytic converters. An underweight to integrated oil company Chevron detracted from performance as the stock held up well in a volatile market environment.

Stocks that contributed most to relative performance in the natural resources equities portion of the Fund were Chesapeake Energy, Southwestern Energy, and Freeport-McMoRan Copper & Gold. Shares of Chesapeake Energy, a North American natural gas and oil production company, rose after fourth quarter results came in ahead of consensus and management highlighted that their investments were outperforming expectations. Shares of Southwestern Energy rose during the period as the company raised its production

3

The Hartford Global Real Asset Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011
guidance and posted strong third quarter 2011 earnings. An underweight position in mining company Freeport-McMoRan Copper & Gold contributed to relative performance as the company’s shares fell late in the period due in part to strikes in two of its mines.

The fixed income portion of the Fund underperformed its benchmark during the period, driven primarily by underperformance in January, April, and October. This underperformance was partially offset by strong benchmark-relative results in May and September. Negative results in January and April were driven primarily by yield curve positioning when the curve steepened and flattened, respectively. October’s underperformance was driven by an allocation to nominal Treasuries, which underperformed TIPS as inflation expectations rose. This same positioning contributed to the positive performance in September.

The Fund’s commodities sub-portfolio outperformed its benchmark, primarily due to security selection within the Agriculture & Livestock sector which was additive due to overweights (i.e. the Fund’s sector position was greater than the benchmark position) in cotton and live cattle. Precious Metals exposure and a small underweight allocation to Industrial Metals also contributed to relative returns. Exposure to commodities is gained through derivatives, particularly total return swaps and futures.

What is the outlook?
We view our positioning in the Fund as having two components: intermediate-term views (1-3 year horizon) and tactical changes around those positions (investment horizon ranges from days to months). Our intermediate positions attempt to target areas with attractive valuations, tight supply conditions, improving demand, and supportive business-cycle conditions. Short-term shifts typically reflect contrarian movements to take advantage of price volatility.

While we continue to expect weaker than normal trend growth in developed markets, downside risks have increased meaningfully due to structural headwinds including the European sovereign debt crisis, U.S. political gridlock, falling consumer confidence, and concerns over sustained growth in emerging markets. These factors, in combination with the confidence crisis created by the market downturn and continuing debt issues in Europe and the U.S., have raised the probability of a recession in developed economies.

Due in part to these headwinds, we are in a period of sustained negative real interest rates in the U.S., Europe, and emerging markets, driven by inflation rates well above policy targets around the world and central bank policies keeping interest rates artificially low. We expect these policies to be sustained for some time in the developed markets due to the sluggish structural growth environment and high unemployment rates. These policies also have the effect of reducing the negative impact of high government debt to GDP ratios on the economy. The result of these measures, in combination with low (or negative) growth and increased inflationary pressures from abroad, is likely a stagflationary environment (i.e. a condition of slow economic growth and high unemployment accompanied by a rise in inflation) in developed economies, with exports possibly providing some growth to offset weakness in domestic consumption.

The primary offset to developed market woes remains expansion in emerging markets, although tightening measures and the global slowdown are moderating growth. The path of growth in China is a key factor – for global growth, inflation, exchange rates, and especially commodity prices. The Chinese government’s recent efforts to stem inflation are prudent in our view, reflecting an ongoing commitment to sustain manageable levels of growth. In concert with building weakness in other parts of the world, however, these actions appear to be having a measurable negative impact on growth.

More broadly, the relationship between developed and emerging markets is evolving, bringing with it structural changes that could have significant impacts on developed market inflation. Wages in emerging economies are rising, emerging market currencies are appreciating, China is moving up the value-added chain, and newly-affluent emerging market consumers are demanding an increasing share of global output. In combination with rising commodity price pressures and stimulative policies in developed markets, this could signal an end to the period of “great disinflation” that has occurred since the early 1980s. The interplay between these inflationary pressures and the inherent disinflation created by economic deceleration make predicting short-term inflation rates challenging. Longer term, we continue to believe structural inflation is on the rise, whether accompanied by growth or stagnation.

The portfolio implications of such a regime are varied, and hotly debated. In general, we believe that real assets such as gold and inflation-linked bonds could outperform in such an environment. This also could perpetuate the ongoing rally in the government bond market. We continue to evaluate this theme and how it may impact asset classes going forward. We expect a highly volatile environment in the near term as policymakers attempt to untie, or at least loosen, some of the structural knots in the financial system. Our increased level of tactical activity is reflective of this environment.

4

Given this outlook, we ended the period neutral to the natural resource equities and commodity sub-portfolios, and slightly underweight in fixed income relative to the Fund’s benchmark.

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Aluminum	1.2%
Coal & Consumable Fuels	1.4
Construction Materials	0.7
Diversified Metals & Mining	8.3
Fertilizers & Agricultural Chemicals	0.5
Forest Products	0.1
Gold	5.0
Industrial Conglomerates	1.0
Integrated Oil & Gas	11.5
Oil & Gas Drilling	0.5
Oil & Gas Equipment & Services	3.2
Oil & Gas Exploration & Production	9.1
Oil & Gas Refining & Marketing	3.0
Other Investment Pools and Funds	5.8
Precious Metals & Minerals	0.6
Specialty Chemicals	0.6
Steel	2.1
U.S. Treasury Notes	33.1
Short-Term Investments	12.5
Other Assets and Liabilities	(0.2)
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Australia	2.1%
Brazil	2.4
Canada	10.7
Hong Kong	1.9
India	1.7
Ireland	0.7
Jersey	1.1
Luxembourg	0.7
Netherlands	0.6
Norway	1.5
Papua New Guinea	0.8
Peru	1.1
South Africa	1.9
United Kingdom	5.3
United States	55.2
Short-Term Investments	12.5
Other Assets and Liabilities	(0.2)
Total	100.0%

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 48.3%
	Aluminum - 1.2%
3,624	Alumina Ltd.	$5,521

	Coal & Consumable Fuels - 1.4%
100	Alpha Natural Resources, Inc. ●	2,399
90	Consol Energy, Inc.	3,844
		6,243
	Construction Materials - 0.7%
169	CRH plc	3,065

	Diversified Metals & Mining - 7.8%
52	BHP Billiton plc	1,641
416	First Quantum Minerals Ltd.	8,720
96	Freeport-McMoRan Copper & Gold, Inc.	3,849
720	Glencore International plc	5,044
4,200	Mongolian Mining Corp. ●	3,731
115	Teck Cominco Ltd. Class B	4,619
300	Vedanta Resources plc	6,130
20	Walter Energy, Inc.	1,498
		35,232
	Fertilizers & Agricultural Chemicals - 0.5%
37	Mosaic Co.	2,137

	Forest Products - 0.1%
303	Sino Forest Corp. Class A ⌂●†	292

	Gold - 5.0%
41	AngloGold Ltd. ADR	1,861
68	Barrick Gold Corp.	3,362
122	Compania De Minas Buenaventur ADR	4,989
107	Gold Fields Ltd.	1,853
94	Goldcorp, Inc.	4,559
304	Kinross Gold Corp.	4,361
44	Newcrest Mining Ltd.	1,538
		22,523
	Industrial Conglomerates - 1.0%
842	Beijing Enterprises Holdings Ltd.	4,658

	Integrated Oil & Gas - 11.5%
456	BG Group plc	9,880
135	BP plc ADR	5,953
31	Chevron Corp.	3,240
27	Husky Energy, Inc.	683
174	Imperial Oil Ltd.	7,164
28	Occidental Petroleum Corp.	2,640
264	Petroleo Brasileiro S.A. ADR	7,131
46	Sasol Ltd. ADR	2,072
264	Statoilhydro ASA ADR	6,711
196	Suncor Energy, Inc.	6,227
		51,701
	Oil & Gas Drilling - 0.5%
58	Noble Corp.	2,088

	Oil & Gas Equipment & Services - 3.2%
59	Baker Hughes, Inc.	3,410
55	Cameron International Corp. ●	2,693
31	Dril-Quip, Inc. w/ Rights ●	1,998
63	National Oilwell Varco, Inc.	4,508
41	Tidewater, Inc.	1,994
		14,603
	Oil & Gas Exploration & Production - 9.1%
163	Canadian Natural Resources Ltd.	5,750
207	Chesapeake Energy Corp.	5,812
116	EnCana Corp.	2,514
77	EOG Resources, Inc.	6,884
533	Oil Search Ltd.	3,634
54	Pioneer Natural Resources Co.	4,497
122	Southwestern Energy Co. ●	5,114
110	Ultra Petroleum Corp. ●	3,492
63	Whiting Petroleum Corp. ●	2,951
		40,648
	Oil & Gas Refining & Marketing - 3.0%
105	Marathon Petroleum Corp.	3,773
145	Reliance Industries Ltd. GDR ■	5,237
165	Tesoro Corp. ●	4,278
		13,288
	Precious Metals & Minerals - 0.6%
38	Anglo American Platinum, Ltd.	2,731

	Specialty Chemicals - 0.6%
85	LyondellBasell Industries Class A	2,777

	Steel - 2.1%
152	ArcelorMittal ADR	3,145
537	Fortescue Metals Group Ltd.	2,696
151	Vale S.A.	3,558
		9,399
	Total common stocks
	(cost $241,197)	$216,906

WARRANTS - 0.5%
	Diversified Metals & Mining - 0.5%
470	NMDC Ltd. ⌂	$2,285

	Total warrants
	(cost $2,835)	$2,285

EXCHANGE TRADED FUNDS - 5.8%
	Other Investment Pools and Funds - 5.8%
151	Energy Select Sector SPDR	$10,476
160	Market Vectors Agribusiness	8,000
58	Market Vectors Gold Miners	3,394
77	SPDR Metals & Mining	4,237
	Total exchange traded funds
	(cost $24,811)	$26,107

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 33.1%
	U.S. Treasury Securities - 33.1%
	U.S. Treasury Notes - 33.1%
$6,650	0.13%, 04/15/2016 ◄		$7,150
11,565	0.50%, 04/15/2015 ◄		12,740
9,075	0.63%, 04/15/2013 - 07/15/2021 ◄		9,814
3,950	1.00%, 09/30/2016		3,953
9,790	1.13%, 01/15/2021 ◄		11,149
17,575	1.25%, 04/15/2014 - 07/15/2020 ◄		20,082
7,125	1.38%, 07/15/2018 - 01/15/2020 ◄		8,377
8,175	1.63%, 01/15/2015 - 01/15/2018 ◄		10,308
9,650	1.88%, 07/15/2013 - 07/15/2019 ◄		12,083
13,675	2.00%, 01/15/2014 - 01/15/2016 ◄		17,784
6,275	2.13%, 08/15/2021		6,248
10,250	2.13%, 01/15/2019 ◄		12,706
10,175	2.38%, 01/15/2017 ◄		13,291
1,975	2.63%, 07/15/2017 ◄		2,571
			148,256
	Total U.S. government securities
	(cost $145,956)		$148,256

	Total long-term investments
	(cost $414,799)		$393,554

SHORT-TERM INVESTMENTS - 12.5%
	Repurchase Agreements - 12.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $3,389, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $3,457)
$3,389	0.11%, 10/31/2011		$3,389

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $32,368, collateralized by
FNMA 5.50%, 2041, GNMA 4.00%, 2040,
U.S. Treasury Bond 8.13%, 2021, U.S.
Treasury Note 2.50% - 3.63%, 2015 - 2020,
value of $33,016)

32,368	0.11%, 10/31/2011╦		32,368
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $4,576, collateralized by GNMA 4.00% - 5.00%, 2040, value of $4,667)
4,576	0.11%, 10/31/2011		4,576
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1, collateralized by U.S. Treasury Note 1.88%, 2014, value of $1)
1	0.11%, 10/31/2011		1
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $15,760, collateralized by GNMA 3.50% - 4.50%, 2041, value of $16,076)
15,760	0.11%, 10/31/2011		15,760
			56,094
	Total short-term investments
	(cost $56,094)		$56,094

	Total investments
	(cost $470,893) ▲	100.2%	$449,648
	Other assets and liabilities	(0.2)%	(741)
	Total net assets	100.0%	$448,907

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 32.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2011, the Fund invested 10.6% of its total assets in the Subsidiary.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $477,388 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,919
Unrealized Depreciation	(36,659)
Net Unrealized Depreciation	$(27,740)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $292, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  In addition, cash of $3,840 was received from broker as collateral in connection with swap contracts.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $5,237, which represents 1.2% of total net assets.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2010 - 05/2011	470	NMDC Ltd. Warrants	$2,835
06/2011 - 08/2011	303	Sino Forest Corp. Class A	1,570

At October 31, 2011, the aggregate value of these securities was $2,577, which represents 0.6% of total net assets.

Futures Contracts Outstanding at October 31, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Corn Commodity	67	Long	12/14/2011	$2,167	$2,502	$(335)
Cotton Commodity	84	Long	12/07/2011	4,296	4,421	(125)
Cotton Commodity	1	Long	03/08/2012	50	50	–
Live Cattle Commodity	23	Long	12/30/2011	1,091	1,112	(21)
Soybean Commodity	36	Long	01/13/2012	2,191	2,197	(6)
						$(487)

*      The number of contracts does not omit 000's.

Cash of $1,425 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Canadian Dollar	Brown Brothers Harriman	Sell	$1,731	$1,726	11/01/2011	$(5)
South African Rand	Goldman Sachs	Sell	400	396	11/02/2011	(4)
South African Rand	RBS Securities	Sell	956	959	11/01/2011	3
						(6)

The accompanying notes are an integral part of these financial statements.

8

Total Return Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount	Payments received (paid) by Fund	Expiration Date	Unrealized Appreciation/ (Depreciation)
S&P GSCI Agriculture	Morgan Stanley	$1,228	(0.22)% Fixed	11/30/11	$52
S&P GSCI Agriculture	Morgan Stanley	249	(0.22)% Fixed	12/30/11	10
S&P GSCI Agriculture	Morgan Stanley	248	(0.22)% Fixed	01/31/12	10
S&P GSCI Agriculture	Morgan Stanley	596	(0.22)% Fixed	02/29/12	25
S&P GSCI Agriculture	Morgan Stanley	2,756	(0.22)% Fixed	03/30/12	99
S&P GSCI Agriculture	Morgan Stanley	872	(0.22)% Fixed	07/31/12	37
S&P GSCI Energy	Morgan Stanley	2,230	(0.15)% Fixed	11/30/11	271
S&P GSCI Energy	Morgan Stanley	441	(0.15)% Fixed	11/30/11	54
S&P GSCI Energy	Morgan Stanley	703	(0.15)% Fixed	12/30/11	85
S&P GSCI Energy	Morgan Stanley	1,085	(0.15)% Fixed	02/29/12	132
S&P GSCI Energy	Morgan Stanley	3,087	(0.15)% Fixed	03/30/12	375
S&P GSCI Energy	Morgan Stanley	411	(0.15)% Fixed	07/31/12	50
S&P GSCI Industrial Metals	Morgan Stanley	1,597	(0.20)% Fixed	11/30/11	142
S&P GSCI Industrial Metals	Morgan Stanley	593	(0.20)% Fixed	12/30/11	53
S&P GSCI Industrial Metals	Morgan Stanley	495	(0.20)% Fixed	01/31/12	44
S&P GSCI Industrial Metals	Morgan Stanley	998	(0.20)% Fixed	02/29/12	89
S&P GSCI Industrial Metals	Morgan Stanley	4,339	(0.20)% Fixed	03/30/12	387
S&P GSCI Livestock	Morgan Stanley	432	(0.23)% Fixed	11/30/11	(9)
S&P GSCI Livestock	Morgan Stanley	233	(0.23)% Fixed	12/30/11	(5)
S&P GSCI Livestock	Morgan Stanley	325	(0.23)% Fixed	02/29/12	(7)
S&P GSCI Livestock	Morgan Stanley	1,019	(0.23)% Fixed	03/30/12	(21)
S&P GSCI Precious Metals	Morgan Stanley	2,199	(0.20)% Fixed	11/30/11	162
S&P GSCI Precious Metals	Morgan Stanley	399	(0.20)% Fixed	12/30/11	29
S&P GSCI Precious Metals	Morgan Stanley	1,015	(0.20)% Fixed	01/31/12	75
S&P GSCI Precious Metals	Morgan Stanley	1,104	(0.20)% Fixed	02/29/12	82
S&P GSCI Precious Metals	Morgan Stanley	2,905	(0.20)% Fixed	03/30/12	215
S&P GSCI Precious Metals	Morgan Stanley	231	(0.20)% Fixed	07/31/12	17
					$2,453

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Aluminum	$5,521	$–	$5,521	$–
Coal & Consumable Fuels	6,243	6,243	–	–
Construction Materials	3,065	–	3,065	–
Diversified Metals & Mining	35,232	18,686	16,546	–
Fertilizers & Agricultural Chemicals	2,137	2,137	–	–
Forest Products	292	–	–	292
Gold	22,523	19,132	3,391	–
Industrial Conglomerates	4,658	–	4,658	–
Integrated Oil & Gas	51,701	41,821	9,880	–
Oil & Gas Drilling	2,088	2,088	–	–
Oil & Gas Equipment & Services	14,603	14,603	–	–
Oil & Gas Exploration & Production	40,648	37,014	3,634	–
Oil & Gas Refining & Marketing	13,288	13,288	–	–
Precious Metals & Minerals	2,731	–	2,731	–
Specialty Chemicals	2,777	2,777	–	–
Steel	9,399	6,703	2,696	–
Total	216,906	164,492	52,122	292
Exchange Traded Funds	26,107	26,107	–	–
U.S. Government Securities	148,256	17,341	130,915	–
Warrants	2,285	2,285	–	–
Short-Term Investments	56,094	–	56,094	–
Total	$449,648	$210,225	$239,131	$292
Foreign Currency Contracts*	3	–	3	–
Total Return Swaps*	2,495	–	2,495	–
Total	$2,498	$–	$2,498	$–
Liabilities:
Foreign Currency Contracts*	9	–	9	–
Futures*	487	487	–	–
Total Return Swaps*	42	–	42	–
Total	$538	$487	$51	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Common Stocks	$—	$74	$(1,278	)*	$—	$1,744	$(248)	$—	$—	$292
Total	$—	$74	$(1,278)		$—	$1,744	$(248)	$—	$—	$292
Swaps	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(1,278).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 rounds to zero.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $470,893)	$449,648
Cash	1,490 *
Foreign currency on deposit with custodian (cost $28)	28
Unrealized appreciation on foreign currency contracts	3
Unrealized appreciation on swap contracts	2,495
Receivables:
Investment securities sold	21,042
Fund shares sold	2,980
Dividends and interest	648
Other assets	153
Total assets	478,487
Liabilities:
Unrealized depreciation on foreign currency contracts	9
Unrealized depreciation on swap contracts	42
Payables:
Investment securities purchased	24,579
Fund shares redeemed	714
Investment management fees	90
Administrative fees	—
Distribution fees	24
Collateral received from broker	3,840
Variation margin	134
Accrued expenses	76
Other liabilities	72
Total liabilities	29,580
Net assets	$448,907
Summary of Net Assets:
Capital stock and paid-in-capital	$478,374
Accumulated undistributed net investment income	3,051
Accumulated net realized loss on investments and foreign currency transactions	(13,233)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(19,285)
Net assets	$448,907

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.05/$11.69
Shares outstanding	14,101
Net assets	$155,876
Class C: Net asset value per share	$10.96
Shares outstanding	7,459
Net assets	$81,736
Class I: Net asset value per share	$11.09
Shares outstanding	12,226
Net assets	$135,558
Class R3: Net asset value per share	$11.04
Shares outstanding	181
Net assets	$2,001
Class R4: Net asset value per share	$11.07
Shares outstanding	167
Net assets	$1,846
Class R5: Net asset value per share	$11.10
Shares outstanding	169
Net assets	$1,871
Class Y: Net asset value per share	$11.10
Shares outstanding	6,307
Net assets	$70,019

* Cash of $1,425 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$3,323
Interest	3,067
Less: Foreign tax withheld	(276)
Total investment income	6,114

Expenses:
Investment management fees	3,386
Administrative services fees	10
Transfer agent fees	346
Distribution fees
Class A	283
Class C	547
Class R3	12
Class R4	5
Custodian fees	35
Accounting services fees	81
Registration and filing fees	168
Board of Directors' fees	4
Audit fees	17
Other expenses	66
Total expenses (before waivers and fees paid indirectly)	4,960
Expense waivers	(1,677)
Commission recapture	(5)
Custodian fee offset	—
Total waivers and fees paid indirectly	(1,682)
Total expenses, net	3,278
Net Investment Income	2,836
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(13,378)
Net realized gain on futures	940
Net realized loss on swap contracts	(2,468)
Net realized loss on foreign currency contracts	(128)
Net realized gain on other foreign currency transactions	101
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(14,933)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(24,083)
Net unrealized depreciation of futures	(487)
Net unrealized appreciation of swap contracts	2,245
Net unrealized depreciation of foreign currency contracts	(9)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(22,332)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(37,265)
Net Decrease in Net Assets Resulting from Operations	$(34,429)

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Period May 28, 2010* through October 31, 2010
Operations:
Net investment income	$2,836	$22
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(14,933)	983
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(22,332)	3,047
Net Increase (Decrease) In Net Assets Resulting From Operations	(34,429)	4,052
Distributions to Shareholders:
From net investment income
Class A	(237)	—
Class C	(63)	—
Class I	(196)	—
Class R3	(6)	—
Class R4	(10)	—
Class R5	(14)	—
Class Y	(108)	—
From net realized gain on investments
Class A	(199)	—
Class C	(78)	—
Class I	(119)	—
Class R3	(14)	—
Class R4	(14)	—
Class R5	(14)	—
Class Y	(75)	—
Total distributions	(1,147)	—
Capital Share Transactions:
Class A	141,821	24,963
Class C	79,950	8,142
Class I	139,748	10,188
Class R3	(231)	2,000
Class R4	(410)	2,000
Class R5	(385)	2,000
Class Y	59,995	10,650
Net increase from capital share transactions	420,488	59,943
Net Increase In Net Assets	384,912	63,995
Net Assets:
Beginning of period	63,995	—
End of period	$448,907	$63,995
Accumulated undistributed (distribution in excess of) net investment income (loss)	$3,051	$568

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the

14

Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain

15

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

16

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

g)
Basis for Consolidation – The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to

17

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or

18

Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps as of October 31, 2011.

19

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The prices of commodity-linked derivative securities may move in different directions from investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have followed those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3	$—	$—	$—	$—	$3
Unrealized appreciation on swap contracts	—	—	—	—	2,495	—	2,495
Total	$—	$3	$—	$—	$2,495	$—	$2,498

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$9	$—	$—	$—	$—	$9
Unrealized depreciation on swap contracts	—	—	—	—	—	42	42
Variation margin payable *	—	—	—	—	134	—	134
Total	$—	$9	$—	$—	$134	$42	$185

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(487) as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$189	$—	$—	$—	$751	$—	$940
Net realized loss on swap contracts	—	—	—	—	(2,468)	—	(2,468)
Net realized loss on foreign currency contracts	—	(128)	—	—	—	—	(128)
Total	$189	$(128)	$—	$—	$(1,717)	$—	$(1,656)

20

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of futures	$—	$—	$—	$—	$(487)	$—	$(487)
Net change in unrealized appreciation of swap contracts	—	—	—	—	2,245	—	2,245
Net change in unrealized depreciation of foreign currency contracts	—	(9)	—	—	—	—	(9)
Total	$—	$(9)	$—	$—	$1,758	$—	$1,749

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$1,147	$—

*	Commenced operations on May 28, 2010

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$3,051
Accumulated Capital Losses *	(6,738)
Unrealized Depreciation †	(25,780)
Total Accumulated Deficit	$(29,467)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$281
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,750
Capital Stock and Paid-In-Capital	(2,031)

22

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2019	$6,738
Total	$6,738

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.           Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until February 29, 2012.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.04%
Class C Shares	1.76
Class I Shares	0.74
Class R3 Shares	1.30
Class R4 Shares	1.00
Class R5 Shares	0.70
Class Y Shares	0.65

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $3,782 and contingent deferred sales charges of $33 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of

24

the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $65.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	161
Class R4	161
Class R5	161

9.	Investment Transactions:

For the year ended October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$747,076
Sales Proceeds Excluding U.S. Government Obligations	377,092
Cost of Purchases for U.S. Government Obligations	16,505
Sales Proceeds for U.S. Government Obligations	6,266

25

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the period May 28, 2010, (commencement of operations) through October 31, 2010:

	For the Year Ended October 31, 2011					For the Period Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	17,092	33	(5,398)	—	11,727	2,413	—	(39)	—	2,374
Amount	$203,131	$382	$(61,692)	$—	$141,821	$25,372	$—	$(409)	$—	$24,963
Class C
Shares	8,045	10	(1,381)	—	6,674	789	—	(4)	—	785
Amount	$95,570	$111	$(15,731)	$—	$79,950	$8,189	$—	$(47)	$—	$8,142
Class I
Shares	19,016	20	(7,788)	—	11,248	988	—	(10)	—	978
Amount	$227,156	$233	$(87,641)	$—	$139,748	$10,296	$—	$(108)	$—	$10,188
Class R3
Shares	26	2	(47)	—	(19)	200	—	—	—	200
Amount	$310	$20	$(561)	$—	$(231)	$2,000	$—	$—	$—	$2,000
Class R4
Shares	6	2	(41)	—	(33)	200	—	—	—	200
Amount	$66	$24	$(500)	$—	$(410)	$2,000	$—	$—	$—	$2,000
Class R5
Shares	7	3	(41)	—	(31)	200	—	—	—	200
Amount	$88	$28	$(501)	$—	$(385)	$2,000	$—	$—	$—	$2,000
Class Y
Shares	6,398	16	(1,158)	—	5,256	1,051	—	—	—	1,051
Amount	$73,225	$182	$(13,412)	$—	$59,995	$10,650	$—	$—	$—	$10,650
Total
Shares	50,590	86	(15,854)	—	34,822	5,841	—	(53)	—	5,788
Amount	$599,546	$980	$(180,038)	$—	$420,488	$60,507	$—	$(564)	$—	$59,943

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of

26

the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

The Hartford Global Real Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data - (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$11.06	$0.09	$–	$0.03	$0.12	$(0.06)	$(0.07)	$–	$(0.13)	$(0.01)	$11.05
C	11.02	0.01	–	0.05	0.06	(0.05)	(0.07)	–	(0.12)	(0.06)	10.96
I	11.07	0.14	–	0.02	0.16	(0.07)	(0.07)	–	(0.14)	0.02	11.09
R3	11.04	0.06	–	0.04	0.10	(0.03)	(0.07)	–	(0.10)	–	11.04
R4	11.06	0.09	–	0.04	0.13	(0.05)	(0.07)	–	(0.12)	0.01	11.07
R5	11.07	0.13	–	0.04	0.17	(0.07)	(0.07)	–	(0.14)	0.03	11.10
Y	11.07	0.12	–	0.05	0.17	(0.07)	(0.07)	–	(0.14)	0.03	11.10

From May 28, 2010 (commencement of operations), through October 31, 2010 (E)
A(F)	10.00	0.01	–	1.05	1.06	–	–	–	–	1.06	11.06
C(F)	10.00	(0.03)	–	1.05	1.02	–	–	–	–	1.02	11.02
I(F)	10.00	0.01	–	1.06	1.07	–	–	–	–	1.07	11.07
R3(F)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
R4(F)	10.00	–	–	1.06	1.06	–	–	–	–	1.06	11.06
R5(F)	10.00	0.02	–	1.05	1.07	–	–	–	–	1.07	11.07
Y(F)	10.00	0.03	–	1.04	1.07	–	–	–	–	1.07	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses toAverage Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

1.08%		$155,876	1.55%		1.04%		1.04%		0.82%		145%
0.46		81,736	2.27		1.76		1.76		0.13		–
1.41		135,558	1.25		0.74		0.74		1.22		–
0.90		2,001	1.87		1.30		1.30		0.52		–
1.15		1,846	1.57		1.00		1.00		0.81		–
1.49		1,871	1.26		0.70		0.70		1.10		–
1.52		70,019	1.16		0.65		0.65		1.06		–

10.60	(G)	26,248	1.62	(H)	0.96	(H)	0.96	(H)	0.13	(H)	20
10.20	(G)	8,650	2.38	(H)	1.72	(H)	1.72	(H)	(0.61	) (H)	–
10.70	(G)	10,821	1.45	(H)	0.79	(H)	0.79	(H)	0.33	(H)	–
10.40	(G)	2,208	2.01	(H)	1.31	(H)	1.31	(H)	(0.21	) (H)	–
10.60	(G)	2,211	1.71	(H)	1.01	(H)	1.01	(H)	0.09	(H)	–
10.70	(G)	2,214	1.41	(H)	0.71	(H)	0.71	(H)	0.39	(H)	–
10.70	(G)	11,643	1.32	(H)	0.66	(H)	0.66	(H)	0.43	(H)	–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global Real Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global Real Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the consolidated results of its operations for the year then ended, and the consolidated changes in its net assets and consolidated financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

30

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)– (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Global Real Asset Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	24.63%
Other Securities	75.37%
Total	100.00%

DRD†	15.00%
QDI‡	20.00%
QSTCG§	100.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as short-term capital gain distributions under IRC Sec. 871 (k)(2)(C).

34

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$879.80	$4.98	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$876.80	$8.33	$1,000.00	$1,016.33	$8.94	1.76	184	365
Class I	$1,000.00	$881.60	$3.51	$1,000.00	$1,021.48	$3.77	0.74	184	365
Class R3	$1,000.00	$879.00	$6.16	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R4	$1,000.00	$880.00	$4.74	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$881.70	$3.32	$1,000.00	$1,021.68	$3.57	0.70	184	365
Class Y	$1,000.00	$881.70	$3.08	$1,000.00	$1,021.93	$3.31	0.65	184	365

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GRA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Global Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Global Research Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 2/29/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Global Research A#	-2.22%	-1.50%
Global Research A##	-7.60%	-3.00%
Global Research B#	-2.96%	-2.23%
Global Research B##	-7.81%	-3.04%
Global Research C#	-2.96%	-2.23%
Global Research C##	-3.93%	-2.23%
Global Research I#	-1.93%	-1.19%
Global Research R3#	-2.42%	-1.78%
Global Research R4#	-2.09%	-1.49%
Global Research R5#	-1.81%	-1.23%
Global Research Y#	-1.77%	-1.19%
MSCI All Country World Index	0.94%	-1.96%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 45 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Global Research Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA*
Senior Vice President and Associate Director of Global Industry Research	Director and Director of Global Industry Research

How did the Fund perform?
The Class A shares of The Hartford Global Research Fund returned -2.22%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the MSCI All Country World Index, which returned 0.94% for the same period. The Fund also underperformed the -0.15% return of the average fund in the Lipper Global Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equities moved higher in the period despite a high degree of volatility caused by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. In the first half of the period, fears of a global economic slowdown and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Federal Reserve policy. In the latter half of the period, positive returns from strong corporate earnings were outweighed by European sovereign debt concerns and a deteriorating outlook for economic growth. October, the final month of the period, produced a sharp so-called relief rally, as evidence began to surface that Europe’s leaders would take steps to address the continent’s financial crises.

Six of ten sectors of the MSCI All Country World Index rose during the period. Energy (+10%), Consumer Staples (+9%), and Health Care (+8%) rose the most while returns in Financials (-10%), Materials (-5%), and Utilities (-4%) declined the most.

The Fund’s underperformance versus the benchmark was driven by security selection, which was negative in five of ten sectors. Stock selection was weakest in Materials, Consumer Staples, Energy, and Telecommunication Services while positive stock selection in Information Technology, Industrials, Health Care, and Financials contributed to relative performance. Sector allocation added slightly to relative performance due in part to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Health Care sector.

The largest detractors from benchmark-relative returns (i.e. return of the Fund as measured against the benchmark) were Huabao International Holdings (Materials), Sino-Forest (Materials), and Central European Distribution (Consumer Staples). Shares of Huabao International Holdings, the dominant cigarette flavor manufacturer in China, dropped after the company lowered guidance for growth. Shares were also pressured amid controversy about the company’s margin structure, its sustainability, and a derivatives transaction entered into by the company’s chairwoman. Shares of Sino-Forest, a leading commercial forest plantation operator in China, fell after a report questioned Sino-Forest's business practices and asset base. Shares of Central European Distribution, central Europe's largest integrated spirit beverages business and leading vodka producer, dropped sharply as earnings disappointed investors due to higher than expected investments in Poland and a production stoppage in Russia, and guidance for the year was lowered. Top detractors from absolute results (i.e. total return) also included U.S.-based multinational financial services company Bank of America.

Top contributors to benchmark-relative performance during the period included Elan (Health Care), Lorillard (Consumer Staples), and UnitedHealth Group (Health Care). Shares of Elan, a neuroscience-based biotechnology company, rose strongly on the back of heightened confidence in the company’s multiple sclerosis drug Tysabri and Bapineuzumab, a treatment for Alzheimer's currently in phase 3 trials. In addition, investors viewed favorably the announcement that biotechnology company Alkermes, Inc. plans to acquire Elan's drug delivery business unit, Elan Drug Technologies. Shares of Lorillard, a cigarette producer whose Newport brand is the best-selling menthol cigarette, soared as a report said menthol cigarettes were no more harmful to smokers than non-mentholated cigarettes. Shares of UnitedHealth Group, a health care benefits and services provider, rose as the company reported quarterly earnings ahead of analysts' estimates, driven in part by reduced use of services by its members. Investors also looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher. Top contributors to absolute results also included Apple.

What is the outlook?
Although the stock market was relatively flat over the twelve month period, overhangs such as the European sovereign debt crisis and U.S. budget deficit issues have raised concerns about the economy falling into a double dip recession. These fears are exacerbated by concerns surrounding the overall health of the banking system.

3

The Hartford Global Research Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

The Fund ended the period most overweight in the Information Technology, Materials, and Health Care sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Industrials, Consumer Discretionary, and Energy sectors relative to the MSCI All Country World Index. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.

*Mr. Mandel supervises a team of global industry analysts that manage the Fund. Mr. Mandel is not involved in day-to-day management of the Fund.

Diversification by Industry
as of October 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	2.2%
Banks (Financials)	9.0
Capital Goods (Industrials)	5.4
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	4.4
Energy (Energy)	10.8
Food & Staples Retailing (Consumer Staples)	1.8
Food, Beverage & Tobacco (Consumer Staples)	8.0
Health Care Equipment & Services (Health Care)	2.8
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	3.2
Materials (Materials)	9.4
Media (Consumer Discretionary)	2.0
Other Investment Pools and Funds (Financials)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.5
Real Estate (Financials)	2.3
Retailing (Consumer Discretionary)	2.8
Semiconductors & Semiconductor Equipment (Information Technology)	1.6
Software & Services (Information Technology)	7.6
Technology Hardware & Equipment (Information Technology)	4.2
Telecommunication Services (Services)	4.1
Transportation (Industrials)	2.6
Utilities (Utilities)	3.9
Short-Term Investments	3.8
Other Assets and Liabilities	(0.5)
Total	100.0%

Diversification by Country
as of October 31, 2011

Percentage of
Country	Net Assets
Argentina	0.1%
Australia	1.5
Belgium	1.0
Bermuda	0.2
Brazil	3.1
Canada	4.5
Cayman Islands	0.1
China	0.6
Denmark	0.4
Egypt	0.1
Finland	0.0
France	3.7
Germany	1.5
Hong Kong	3.4
India	1.2
Indonesia	0.2
Ireland	1.0
Israel	0.6
Italy	0.3
Japan	5.9
Jersey	0.3
Liechtenstein	0.1
Luxembourg	0.4
Malaysia	0.6
Mexico	0.4
Netherlands	1.1
Norway	1.7
Papua New Guinea	0.1
Philippines	0.5
Poland	0.2
Russia	0.1
Singapore	0.7
South Africa	0.3
South Korea	0.6
Spain	0.5
Sweden	0.2
Switzerland	1.8
Taiwan	0.7
Turkey	0.1
United Kingdom	7.9
United States	49.0
Short-Term Investments	3.8
Other Assets and Liabilities	(0.5)
Total	100.0%

4

The Hartford Global Research Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0%
	Automobiles & Components - 2.2%
30	Mazda Motor Corp.	$63
2	Michelin (C.G.D.E.) Class B	179
24	Peugeot S.A.	517
13	Renault S.A.	545
17	Stanley Electric Co., Ltd.	252
18	Tokai Rika Co., Ltd.	290
14	Toyoda Gosei Co., Ltd.	251
6	Toyota Boshoku Corp.	67
21	Toyota Motor Corp.	689
		2,853
	Banks - 9.0%
54	Banco Santander Brasil S.A.	494
5	Bank Nordik P/F	64
1	Banque Cantonale Vaudoise	375
224	Barclays Bank plc ADR	695
36	BB&T Corp.	836
5	BNP Paribas	204
2	Citizens & Northern Corp.	38
6	Citizens Republic Bancorp, Inc. ●	57
59	DNB Nor ASA	678
2	Gronlandsbanken	120
8	Hana Financial Holdings	301
41	HSBC Holdings plc	358
47	Itau Unibanco Banco Multiplo S.A. ADR	892
59	Karnataka Bank Ltd.	108
301	Metropolitan Bank and Trust	497
234	Mitsubishi UFJ Financial Group, Inc.	1,015
11	National Bank of Canada	771
40	Oversea-Chinese Banking Corp., Ltd.	265
3	PNC Financial Services Group, Inc.	171
47	Standard Chartered plc	1,103
14	SunTrust Banks, Inc.	268
20	Susquehanna Bancshares, Inc.	147
10	Toronto-Dominion Bank	785
112	Turkiye Sinai Kalkinma Bankasi A.S.	125
47	Wells Fargo & Co.	1,210
		11,577
	Capital Goods - 5.4%
4	AMETEK, Inc.	171
51	Beijing Enterprises Holdings Ltd.	283
6	Boeing Co.	384
1	Brenntag AG	125
1	Carlisle Cos., Inc.	47
5	Cooper Industries plc Class A	249
6	Danaher Corp.	278
–	Dassault Aviation S.A.	58
1	Dover Corp.	63
4	Emerson Electric Co.	191
1	Esterline Technologies Corp. ●	58
1	Fanuc Corp.	97
4	General Dynamics Corp.	248
35	General Electric Co.	588
7	Honeywell International, Inc.	352
4	IDEX Corp.	144
6	Illinois Tool Works, Inc.	302
8	Ingersoll-Rand plc	265
110	International Mining Machinery	110
1	JS Group Corp.	19
6	Komatsu Ltd.	146
–	Lockheed Martin Corp.	32
9	Mitsui & Co., Ltd.	133
1	Moog, Inc. Class A ●	45
6	Pentair, Inc.	213
–	Precision Castparts Corp.	64
4	Raytheon Co.	192
21	Rolls-Royce Holdings plc	232
5	Safran S.A.	160
6	Siemens AG	643
–	SMC Corp.	65
1	Stanley Black & Decker, Inc.	68
–	Teledyne Technologies, Inc. ●	25
7	United Technologies Corp.	533
4	Vinci S.A.	184
2	WESCO International, Inc. ●	89
1	Zodiac Aerospace	55
		6,911
	Commercial & Professional Services - 0.2%
3	Huron Consulting Group, Inc. ●	117
1	Towers Watson & Co.	33
2	Waste Management, Inc.	53
		203
	Consumer Durables & Apparel - 1.0%
1	Adidas-Salomon AG	86
2	Coach, Inc.	111
3	LVMH Moet Hennessy Louis Vuitton S.A.	454
2	NIKE, Inc. Class B	224
5	Salvatore Ferragamo Italia S.p.A. ●	80
87	Samsonite International S.A. ●	143
64	Stella International	144
94	Trinity Ltd.	85
		1,327
	Consumer Services - 0.2%
1	Marriott International, Inc. Class A	26
621	Rexlot Holdings Ltd.	43
61	Shangri-La Asia Ltd.	123
1	Wyndham Worldwide Corp.	26
		218
	Diversified Financials - 4.4%
45	Aberdeen Asset Management plc	138
7	Ameriprise Financial, Inc.	305
111	Bank of America Corp.	761
1	BlackRock, Inc.	137
8	Cetip S.A. - Balcao Organizado	113
84	CITIC Securities Co., Ltd. ●	167
22	Citigroup, Inc.	684
27	GAM Holding Ltd.	320
5	Goldman Sachs Group, Inc.	529
6	IBJ Leasing Co., Ltd.	123
166	Infrastructure Development Finance Co., Ltd.	448
35	ING Groep N.V. ●	300
6	Invesco Ltd.	122
13	Julius Baer Group Ltd.	483
1	LPL Investment Holdings, Inc. ●	15
4	Matsui Securities Co., Ltd.	19
9	Nasdaq OMX Group, Inc. ●	215
3	SEI Investments Co.	42
43	UBS AG	539
1	Verwalt & Privat-Bank AG	133

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Diversified Financials - 4.4%- (continued)
2	Warsaw Stock Exchange	$23
		5,616
	Energy - 10.8%
9	Aban Offshore Ltd.	80
7	Alpha Natural Resources, Inc. ●	174
6	Anadarko Petroleum Corp.	485
5	Baker Hughes, Inc.	296
47	BG Group plc	1,018
81	BP plc	594
2	BP plc ADR	80
34	Cairn Energy plc ●	158
16	Canadian Natural Resources Ltd. ADR	552
18	Chesapeake Energy Corp.	495
2	Chevron Corp.	169
22	Cobalt International Energy ●	228
9	Consol Energy, Inc.	370
5	Denbury Resources, Inc. ●	83
1	Dril-Quip, Inc. w/ Rights ●	74
6	El Paso Corp.	148
4	EnCana Corp. ADR	92
11	ENSCO International plc	551
2	EOG Resources, Inc.	198
6	Eurasia Drilling Co., Ltd. §	137
3	Exxon Mobil Corp.	235
62	Ezra Holdings Ltd.	48
15	Frontline Ltd.	77
1	Fugro N.V. - CVA	77
14	Green Plains Renewable Energy ●	143
5	Gulfmark Offshore, Inc. ●	214
3	Husky Energy, Inc.	77
12	Imperial Oil Ltd.	498
12	Indo Tambangraya Megah PT	60
–	Inpex Corp.	119
1	Interoil Corp. ●	24
4	James River Coal Co. ●	41
52	Karoon Gas Australia Ltd. ●	242
3	Marathon Petroleum Corp.	114
5	National Oilwell Varco, Inc.	357
2	Newfield Exploration Co. ●	68
4	Nexen, Inc.	74
5	OAO Gazprom Class S ADR	61
9	Occidental Petroleum Corp.	860
10	OGX Petroleo e Gas Participacoes S.A. ●	86
25	Oil Search Ltd.	168
21	Petroleo Brasileiro S.A. ADR	578
28	Petroleum Geo-Services ●	304
9	Pioneer Natural Resources Co.	736
21	Quest Rare Minerals Ltd. ●	68
8	Reliance Industries Ltd.	152
4	Reliance Industries Ltd. GDR ■	144
3	Saipem S.p.A.	141
5	Sasol Ltd. ADR	208
1	Schlumberger Ltd.	106
3	Southwestern Energy Co. ●	141
13	Statoil ASA	319
8	Suncor Energy, Inc.	251
5	Tenaris S.A.	75
6	Tesoro Corp. ●	157
15	Tonengeneral Sekiyu K.K.	169
2	Transocean, Inc.	97
2	Ultra Petroleum Corp. ●	75
45	Vantage Drilling Co. ●	61
5	Western Refining, Inc. ●	72
4	Whiting Petroleum Corp. ●	174
5	Williams Cos., Inc.	152
2	YPF Sociedad Anonima ADR	65
		13,870
	Food & Staples Retailing - 1.8%
2	Costco Wholesale Corp.	144
18	CVS Caremark Corp.	641
10	Distribuidora Internacional De Alimentacion S.A. ●	46
3	Lawson, Inc.	169
29	Olam International Ltd.	59
35	Sun Art Retail Group Ltd. ●	45
89	Tesco plc	576
6	Wal-Mart Stores, Inc.	361
5	Wesfarmers Ltd.	156
7	Woolworths Ltd.	167
		2,364
	Food, Beverage & Tobacco - 8.0%
4	Altria Group, Inc.	110
13	Anheuser-Busch InBev N.V.	745
384	Asian Citrus Holdings Ltd.	264
12	Bajaj Hindusthan Ltd.	9
15	British American Tobacco plc	707
11	Britvic plc	57
31	Central Euro Distribution Corp. ●	167
498	China Minzhong Food Corp., Ltd. ●	410
110	China Yurun Food Group Ltd.	191
30	Cott Corp. ●	215
109	Deoleo S.A.	55
20	General Mills, Inc.	756
2	GLG Life Technology Corp. ●	4
16	Groupe Danone	1,142
41	Grupo Modelo S.A.B.	258
7	Imperial Tobacco Group plc	253
25	Kraft Foods, Inc.	896
16	Lorillard, Inc.	1,757
10	Molson Coors Brewing Co.	421
14	Philip Morris International, Inc.	978
10	Pilgrim's Pride Corp. ●	50
355	PT Bisi International TBK	41
27	Smithfield Foods, Inc. ●	607
2	Swedish Match Ab	77
4	Zhongpin, Inc. ●	39
		10,209
	Health Care Equipment & Services - 2.8%
3	Aetna, Inc.	131
2	Amerisource Bergen Corp.	75
14	Boston Scientific Corp. ●	83
1	Brookdale Senior Living, Inc. ●	20
3	Cardinal Health, Inc.	138
2	CIGNA Corp.	102
12	Covidien International plc	541
1	HCA Holdings, Inc. ●	30
–	M3, Inc.	72
7	McKesson Corp.	588

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Health Care Equipment & Services - 2.8% - (continued)
8	Medtronic, Inc.	$289
3	St. Jude Medical, Inc.	120
2	Stryker Corp.	89
20	UnitedHealth Group, Inc.	953
4	Vanguard Health Systems, Inc. ●	36
1	Wellcare Health Plans, Inc. ●	62
–	Wellpoint, Inc.	33
5	Zimmer Holdings, Inc. ●	237
		3,599
	Household & Personal Products - 0.1%
–	LG Household & Health Care Ltd.	84

	Insurance - 3.2%
144	Ageas	289
4	AON Corp.	205
23	AXA S.A.	369
17	Brasil Insurance Participacoes e Administracao S.A	166
55	China Pacific Insurance	169
15	FBD Holdings	130
42	Insurance Australia Group	139
7	Marsh & McLennan Cos., Inc.	208
4	MetLife, Inc.	137
9	National Financial Partners Corp. ●	118
2	Powszechny Zakland Ubezpieczen S.A.	192
5	Principal Financial Group, Inc.	129
23	Progressive Corp.	437
2	Prudential Financial, Inc.	114
20	Prudential plc	203
38	Storebrand ASA	232
9	Swiss Re Ltd.	472
16	Unum Group	387
		4,096
	Materials - 9.4%
45	African Minerals Ltd. ●	316
3	Air Products and Chemicals, Inc.	261
5	Akzo Nobel N.V.	241
292	AMVIG Holdings Ltd.	182
23	Anglo American plc	846
6	Antofagasta	115
11	Aquarius Platinum Ltd.	33
6	ArcelorMittal ADR	134
14	Asahi Kasei Corp.	81
47	Aston Resources Ltd. ●	516
6	Ball Corp.	196
5	Barrick Gold Corp.	260
6	BASF SE	472
7	BHP Billiton plc	208
1	Cabot Corp.	41
1	Celanese Corp.	50
1	CF Industries Holdings, Inc.	114
24	China Metal Recycling Holdings Ltd.	26
–	Cliff's Natural Resources, Inc.	20
9	CRH plc	158
3	Croda International plc	80
2	Detour Gold Corp. ●	77
7	Dow Chemical Co.	205
2	Eastman Chemical Co.	83
8	EcoSynthetix, Inc. ●	54
8	First Quantum Minerals Ltd.	173
2	FMC Corp.	178
23	Fortescue Metals Group Ltd.	116
5	Fortress Paper Ltd. ●	176
1	Freeport-McMoRan Copper & Gold, Inc.	28
47	Glencore International plc	331
5	Goldcorp, Inc.	220
18	Graphic Packaging Holding Co. ●	81
1,170	Greenheart Group Ltd. ●	90
3	HeidelbergCement AG w/ Rights	140
1,213	Huabao International Holdings Ltd.	771
1	Iluka Resources Ltd.	9
1	Ivanhoe Mines Ltd. ●	10
2	JSR Corp.	32
35	Kinross Gold Corp.	502
1	Koninklijke DSM N.V.	64
35	Lundin Mining Corp. ●	136
3	LyondellBasell Industries Class A	89
3	MeadWestvaco Corp.	75
11	Methanex Corp.	289
5	Methanex Corp. ADR	120
4	Molycorp, Inc. ●	165
95	Mongolian Mining Corp. ●	84
17	Mosaic Co.	981
170	Nine Dragons Paper Holdings	116
2	Olin Corp.	31
11	Owens-Illinois, Inc. ●	219
2	Praxair, Inc.	158
10	Rexam plc	53
3	Rio Tinto Ltd.	236
7	Rio Tinto plc	376
7	Shin-Etsu Chemical Co., Ltd.	338
39	Showa Denko K.K.	70
143	Sino Forest Corp. Class A ⌂●†	137
19	Smurfit Kappa Group plc ●	130
2	Teck Cominco Ltd. Class B	92
3	Tikkurila Oy	52
15	Ube Industries Ltd.	44
1	Walter Energy, Inc.	54
3	Westlake Chemical Corp.	114
6	Worthington Industries, Inc.	99
11	Xingda International Holdings	7
4	Xstrata plc	74
		12,029
	Media - 2.0%
1	AMC Networks, Inc. ●	27
17	Comcast Corp. Class A	407
10	Comcast Corp. Special Class A	226
1	DirecTV Class A ●	53
4	Discovery Communications, Inc. ●	175
2	DreamWorks Animation SKG, Inc. ●	33
3	Elsevier N.V.	34
–	Fuji Media Holdings, Inc.	53
6	Liberty Global, Inc. ●	239
4	News Corp. Class A	79
1	Omnicom Group, Inc.	59
1	Pearson plc	15
3	Publicis Groupe	159
6	Reed Elsevier Capital, Inc.	50
2	SES Global S.A.	51
14	Sirius XM Radio, Inc. w/ Rights ●	25

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Media - 2.0% - (continued)
1	Time Warner Cable, Inc.	$61
1	Time Warner, Inc.	50
4	Viacom, Inc. Class B	171
2	Virgin Media, Inc.	42
14	Walt Disney Co.	500
–	Washington Post Co. Class B	13
2	Wolters Kluwer N.V.	40
		2,562
	Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
2	Acorda Therapeutics, Inc. ●	37
3	Agilent Technologies, Inc. ●	100
2	Algeta ASA ●	69
–	Alk-Abello A/S	16
14	Alkermes plc ●	240
4	Almirall S.A.	28
18	Amylin Pharmaceuticals, Inc. ●	208
2	Astellas Pharma, Inc.	64
4	AstraZeneca plc	210
4	AstraZeneca plc ADR	206
3	Auxilium Pharmaceuticals, Inc. ●	44
1	Biogen Idec, Inc. ●	141
14	Bristol-Myers Squibb Co.	455
2	Celgene Corp. ●	131
19	Daiichi Sankyo Co., Ltd.	376
12	Eisai Co., Ltd.	460
47	Elan Corp. plc ADR ●	567
13	Eli Lilly & Co.	482
7	Exelixis, Inc. ●	55
14	Forest Laboratories, Inc. ●	450
3	Gilead Sciences, Inc. ●	123
1	H. Lundbeck A/S	26
1	Hospira, Inc. ●	16
3	Immunogen, Inc. ●	41
4	Incyte Corp. ●	50
1	Ironwood Pharmaceuticals, Inc. ●	15
1	Life Technologies Corp. ●	20
4	Medicines Co. ●	84
21	Merck & Co., Inc.	709
5	Mylan, Inc. ●	106
3	NPS Pharmaceuticals, Inc. ●	14
–	Ono Pharmaceutical Co., Ltd.	16
2	Onyx Pharmaceuticals, Inc. ●	73
22	Pfizer, Inc.	425
1	Pharmasset, Inc. ●	40
5	Regeneron Pharmaceuticals, Inc. ●	289
3	Rigel Pharmaceuticals, Inc. ●	27
1	Roche Holding AG	107
2	Salix Pharmaceuticals Ltd. ●	79
4	Seattle Genetics, Inc. ●	81
17	Shionogi & Co., Ltd.	236
1	Targacept, Inc. ●	11
20	Teva Pharmaceutical Industries Ltd. ADR	829
3	Thermo Fisher Scientific, Inc. ●	166
5	UCB S.A.	219
3	Vertex Pharmaceuticals, Inc. ●	116
1	Waters Corp. ●	40
1	Watson Pharmaceuticals, Inc. ●	40
		8,337
	Real Estate - 2.3%
1	Acadia Realty Trust	21
–	Alexandria Real Estate Equities, Inc.	22
1	Aliansce Shopping	9
1	Alstria Office REIT AG	18
5	American Assets Trust, Inc.	107
1	American Campus Communities, Inc.	19
–	Avalonbay Communities, Inc.	14
23	Ayala Land, Inc.	9
1	Boston Properties, Inc.	53
15	BR Malls Participacoes S.A.	158
1	BR Properties S.A.	11
1	BRE Properties	33
17	British Land Co. plc	141
5	Brookfield Asset Management, Inc.	142
1	Canadian Apartment Properties	22
1	Castellum AB	10
56	China Overseas Grand Oceans Group Ltd.	43
16	China Overseas Land & Investment Ltd.	30
23	Commonwealth Property Office Fund	23
1	Cyrela Commercial Properties S.A. EmpreendimentoseParticicpacoes	9
3	Daito Trust Construction Co., Ltd.	233
1	Derwent London plc	28
43	Dexus Property Group	39
1	Digital Realty Trust, Inc.	39
1	Douglas Emmett, Inc.	25
–	Equity Lifestyle Properties, Inc.	15
11	Forest City Enterprises, Inc. Class A ●	148
2	Glimcher Realty Trust	22
13	GPT Group	43
1	GSW Immobilien AG ●	40
1	HCP, Inc.	55
1	Healthcare Realty Trust, Inc.	16
1	Icade	68
1	Kilroy Realty Corp.	26
1	LaSalle Hotel Properties	22
11	Link REIT	39
166	Mapletree Industries NPV	153
–	Mercialys	12
3	Mitsubishi Estate Co., Ltd.	56
7	Mitsui Fudosan Co., Ltd.	121
–	Northern Property Real Estate Investment Trust	7
–	PSP Swiss Property	29
1	Public Storage	75
2	RioCan Real Estate Investment Trust	43
1	RLJ Lodging Trust	10
–	Saul Centers, Inc.	10
4	Shaftesbury plc	28
3	Simon Property Group, Inc.	365
1	St. Joe Co. ●	8
3	Sun Hung Kai Properties Ltd.	45
–	Swiss Prime Site AG	24
–	Taubman Centers, Inc.	30
1	UDR, Inc.	33
–	Unibail-Rodamco SE	77
–	Vornado Realty Trust	31
5	Westfield Group	40

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Real Estate - 2.3% - (continued)
5	Westfield Retail Trust	$14
		2,963
	Retailing - 2.8%
3	Amazon.com, Inc. ●	714
21	Belle International Holdings Ltd §.	41
2	Fast Retailing Co., Ltd.	273
7	Gap, Inc.	132
7	Home Depot, Inc.	241
4	Industria de Diseno Textil S.A.	322
164	Intime Department Store	235
2	Kohl's Corp.	124
27	Lifestyle International	72
22	Lowe's Co., Inc.	460
7	Macy's, Inc.	207
1	Pinault-Printemps-Redoute S.A.	173
–	Priceline.com, Inc. ●	216
–	Rakuten, Inc.	161
92	Sa Sa International Holdings Ltd.	55
4	Target Corp.	223
		3,649
	Semiconductors & Semiconductor Equipment - 1.6%
12	Applied Micro Circuits Corp. ●	83
14	ASM Pacific Technology	156
6	ASML Holding N.V.	235
5	ASML Holding N.V. ADR	198
1	Cavium, Inc. ●	42
3	Linear Technology Corp.	105
10	Maxim Integrated Products, Inc.	259
8	NVIDIA Corp. ●	125
16	RF Micro Devices, Inc. ●	117
–	Samsung Electronics Co., Ltd.	319
6	Spreadtrum Communications, Inc.	153
10	Texas Instruments, Inc.	304
		2,096
	Software & Services - 7.6%
10	Accenture plc	617
4	Activision Blizzard, Inc.	57
3	Alliance Data Systems Corp. ●	269
17	Automatic Data Processing, Inc.	872
16	Cia Brasileira de Meios de Pagamentos	430
3	Citrix Systems, Inc. ●	187
27	eBay, Inc. ●	871
–	Equinix, Inc. ●	19
8	Euronet Worldwide, Inc. ●	161
2	Exlservice Holdings, Inc. ●	50
3	Genpact Ltd. ●	55
2	Google, Inc. ●	1,011
3	Gree, Inc.	90
4	Hisoft Technology International Ltd. ●	46
1	IBM Corp.	254
1	Informatica Corp. ●	58
7	Kakaku.com, Inc.	268
27	Lender Processing Services	465
35	Microsoft Corp.	926
31	Oracle Corp.	1,025
2	QLIK Technologies, Inc. ●	43
13	Redecard S.A.	209
2	Salesforce.com, Inc. ●	237
17	Sapient Corp.	205
1	Sohu.com, Inc. ●	48
4	Teradata Corp. ●	222
1	VeriSign, Inc.	39
3	Visa, Inc.	287
1	VMware, Inc. ●	73
37	Western Union Co.	649
		9,743
	Technology Hardware & Equipment - 4.2%
77	AAC Technologies Holdings, Inc.	176
21	Advantech Co., Ltd.	57
5	Apple, Inc. ●	2,194
2	Aruba Networks, Inc. ●	45
5	Calix, Inc. ●	47
19	Chroma Ate, Inc.	38
29	Cisco Systems, Inc.	530
46	E Ink Holdings, Inc.	94
21	EMC Corp. ●	513
1	F5 Networks, Inc. ●	55
3	Hamamatsu Photonics K.K.	111
2	Hewlett-Packard Co.	42
12	High Technology Computer Corp.	263
30	Hitachi Ltd.	161
53	Hon Hai Precision Industry Co., Ltd.	146
2	Juniper Networks, Inc. ●	49
5	Largan Precision Co., Ltd.	103
10	Qualcomm, Inc.	503
73	Synnex Technology International Corp.	179
–	Universal Display Corp. ●	5
6	Yokogawa Electric Corp.	51
		5,362
	Telecommunication Services - 4.0%
9	America Movil S.A. de C.V. ADR	237
3	American Tower Corp. Class A ●	163
104	Axiata Group Berhad	165
45	Bharti Televentures	358
243	China Unicom Ltd.	489
4	Crown Castle International Corp. ●	179
44	Frontier Communications Corp.	275
4	KT Corp. ADR	69
42	Leap Wireless International, Inc. w/ Rights ●	292
17	MetroPCS Communications, Inc. ●	145
2	Millicom International Cellular SDR	253
9	Mobile Telesystems OJSC ADR	124
9	MTN Group Ltd.	161
6	NII Holdings, Inc. Class B ●	147
32	Orascom Telecom Holding SAE GDR ●	89
5	P.T. Telekomunikasi Indonesia ADR	181
2	Philippine Long Distance Telephone Co. ADR	88
2	SBA Communications Corp. ●	65
3	SK Telecom Co., Ltd. ADR	47
116	Sprint Nextel Corp. ●	299
8	Tele2 Ab B Shares	159
30	Telenor ASA	531
5	Tim Participacoes S.A. ADR	121
8	TW Telecom, Inc. ●	152
8	VimpelCom Ltd. ADR	84
112	Vodafone Group plc	310
		5,183

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.0% - (continued)
	Transportation - 2.6%
3	Abertis Infraestructuras S.A.	$42
441	AirAsia Berhad	555
2	Deutsche Post AG	34
16	DSV A/S	316
–	East Japan Railway Co.	18
4	FedEx Corp.	321
2	Genesee & Wyoming, Inc. Class A ●	133
1	Hitachi Transport System Ltd.	16
5	Hub Group, Inc. ●	150
109	Hutchinson Port Holdings Trust	73
13	J.B. Hunt Transport Services, Inc.	542
6	Kansas City Southern ●	352
1	Kintetsu World Express, Inc.	15
12	Localiza Rent a Car S.A.	177
20	Pacer International, Inc. ●	93
6	Quality Distribution, Inc. ●	65
21	Transurban Group	115
3	United Parcel Service, Inc. Class B	219
7	Vitran Corp., Inc. ●	33
56	Zhejiang Expressway Co., Ltd.	37
		3,306
	Utilities - 3.9%
9	Calpine Corp. ●	132
7	Cheung Kong Infrastructure	35
5	Chubu Electric Power Co., Inc.	86
26	Companhia Energetica de Minas Gerais ADR	447
13	E.On AG	316
3	Edison International	133
2	Electricite de France	62
30	Enel S.p.A.	142
25	ENN Energy Holdings Ltd.	89
13	Gaz de France	352
309	Guangdong Investment Ltd.	186
9	International Power plc	48
1	ITC Holdings Corp.	73
52	National Grid plc	517
12	NextEra Energy, Inc.	704
4	Northeast Utilities	149
3	Okinawa (The) Electric Power Co., Inc.	136
14	PG&E Corp.	609
2	Pinnacle West Capital Corp.	81
26	Power Grid Corp. of India Ltd.	56
5	Severn Trent plc	132
16	Snam Rete Gas S.p.A.	80
54	Tokyo Gas Co., Ltd.	232
7	Tractebel Energia S.A.	106
5	Xcel Energy, Inc.	123
		5,026
	Total common stocks
	(cost $121,364)	$123,183

PREFERRED STOCKS - 0.0%
	Banks - 0.0%
3	Banco Itau Holding	$62

	Total preferred stocks
	(cost $54)	$62
WARRANTS - 0.1%
	Food, Beverage & Tobacco - 0.0%
1	GLG Life Technology Corp. ⌂	–

	Telecommunication Services - 0.1%
18	Bharti Airtel Ltd. ⌂■	145

	Total warrants
	(cost $130)	$145

EXCHANGE TRADED FUNDS - 0.6%
	Other Investment Pools and Funds - 0.6%
3	Industrial Select Sector SPDR Fund	$101
8	iShares MSCI EAFE Index Fund	429
1	Retail HOLDRs Trust	143
1	SPDR S&P Retail ETF	37

	Total exchange traded funds
	(cost $674)	$710

	Total long-term investments
	(cost $122,222)	$124,100

SHORT-TERM INVESTMENTS - 3.8%
Repurchase Agreements - 3.8%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $293, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $298)
$293	0.11%, 10/31/2011	$293

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $2,794, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$2,850)

2,794	0.11%, 10/31/2011	2,794
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $395, collateralized by GNMA 4.00% - 5.00%, 2040, value of $403)
395	0.11%, 10/31/2011	395
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $-, collateralized by U.S. Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011	–

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.8% - (continued)
Repurchase Agreements - 3.8% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1,360, collateralized by GNMA 3.50% - 4.50%, 2041, value of $1,388)
$1,360	0.11%, 10/31/2011		$1,360
			4,842
	Total short-term investments
	(cost $4,842)		$4,842

	Total investments
	(cost $127,064) ▲	100.5%	$128,942
	Other assets and liabilities	(0.5)%	(620)
	Total net assets	100.0%	$128,322

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 47.7% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $128,856 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,695
Unrealized Depreciation	(9,609)
Net Unrealized Appreciation	$86

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $137, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $289, which represents 0.2% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $178, which represents 0.1% of total net assets.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
11/2010 - 02/2011	18	Bharti Airtel Ltd. Warrants - 144A	$130
02/2011	1	GLG Life Technology Corp. Warrants	–
06/2011	143	Sino Forest Corp. Class A	516

At October 31, 2011, the aggregate value of these securities was $282, which represents 0.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Futures Contracts Outstanding at October 31, 2011

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini	7	Long	12/16/2011	$437	$419	$18

*      The number of contracts does not omit 000's.

Cash of $28 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	UBS AG	Sell	$66	$66	11/03/2011	$–
British Pound	Banc of America Securities	Buy	358	358	11/03/2011	–
British Pound	Morgan Stanley	Buy	8	8	11/01/2011	–
British Pound	RBS Securities	Buy	24	24	11/02/2011	–
Canadian Dollar	Brown Brothers Harriman	Buy	934	938	11/01/2011	(4)
Canadian Dollar	Deutsche Bank Securities	Sell	15	15	11/02/2011	–
Euro	Deutsche Bank Securities	Buy	9	9	11/01/2011	–
Euro	Deutsche Bank Securities	Buy	53	54	11/02/2011	(1)
Euro	State Street Global Markets LLC	Sell	206	206	11/03/2011	–
Euro	State Street Global Markets LLC	Buy	162	162	11/02/2011	–
Euro	UBS AG	Sell	591	605	11/01/2011	14
Hong Kong Dollar	Deutsche Bank Securities	Sell	4	4	11/02/2011	–
Hong Kong Dollar	Deutsche Bank Securities	Buy	100	100	11/02/2011	–
Hong Kong Dollar	Morgan Stanley	Buy	194	194	11/01/2011	–
Hong Kong Dollar	Morgan Stanley	Sell	2	2	11/01/2011	–
Japanese Yen	BNP Paribas Securities	Buy	122	118	03/15/2012	4
Japanese Yen	CS First Boston	Sell	44	46	11/01/2011	2
Japanese Yen	CS First Boston	Sell	73	76	11/02/2011	3
Japanese Yen	CS First Boston	Buy	52	53	11/02/2011	(1)
Japanese Yen	JP Morgan Securities	Sell	673	681	02/02/2012	8
Japanese Yen	Standard Chartered Bank	Buy	26	27	02/02/2012	(1)
Japanese Yen	Standard Chartered Bank	Buy	112	114	03/15/2012	(2)
Japanese Yen	Standard Chartered Bank	Sell	51	53	02/02/2012	2
Japanese Yen	Westpac International	Buy	414	422	03/15/2012	(8)
Japanese Yen	Westpac International	Sell	648	635	03/15/2012	(13)
Mexican New Peso	Barclay Investments	Buy	3	3	11/01/2011	–
Mexican New Peso	Citibank	Buy	6	6	11/04/2011	–
Norwegian Krone	JP Morgan Securities	Buy	22	22	11/03/2011	–
Swiss Franc	Goldman Sachs	Buy	48	52	02/09/2012	(4)
Swiss Franc	Goldman Sachs	Sell	48	58	02/09/2012	10
						$9

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Research Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$2,853	$–	$2,853	$–
Banks	11,577	5,733	5,844	–
Capital Goods	6,911	4,660	2,251	–
Commercial & Professional Services	203	203	–	–
Consumer Durables & Apparel	1,327	558	769	–
Consumer Services	218	52	166	–
Diversified Financials	5,616	3,224	2,392	–
Energy	13,870	10,069	3,801	–
Food & Staples Retailing	2,364	1,238	1,126	–
Food, Beverage & Tobacco	10,209	6,258	3,951	–
Health Care Equipment & Services	3,599	3,527	72	–
Household & Personal Products	84	–	84	–
Insurance	4,096	1,900	2,196	–
Materials	12,029	5,484	6,408	137
Media	2,562	2,159	403	–
Pharmaceuticals, Biotechnology & Life Sciences	8,337	6,509	1,828	–
Real Estate	2,963	1,601	1,362	–
Retailing	3,649	2,317	1,332	–
Semiconductors & Semiconductor Equipment	2,096	1,386	710	–
Software & Services	9,743	9,385	358	–
Technology Hardware & Equipment	5,362	3,982	1,380	–
Telecommunication Services	5,183	2,758	2,425	–
Transportation	3,306	2,158	1,148	–
Utilities	5,026	2,556	2,470	–
Total	123,183	77,717	45,329	137
Exchange Traded Funds	710	710	–	–
Preferred Stocks	62	62	–	–
Warrants	145	145	–	–
Short-Term Investments	4,842	–	4,842	–
Total	$128,942	$78,634	$50,171	$137
Foreign Currency Contracts*	43	–	43	–
Futures*	18	18	–	–
Total	$61	$18	$43	$–
Liabilities:
Foreign Currency Contracts*	34	–	34	–
Total	$34	$–	$34	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$95	$(176)	$(419	)†	$—	$911	$(363)	$168	$(79)	$137
Warrants	—	—	—		—	—	—	—	—	—
Total	$95	$(176)	$(419)		$—	$911	$(363)	$168	$(79)	$137

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(420).

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $127,064)	$128,942
Cash	28	*
Foreign currency on deposit with custodian (cost $16)	16
Unrealized appreciation on foreign currency contracts	43
Receivables:
Investment securities sold	1,851
Fund shares sold	593
Dividends and interest	179
Other assets	54
Total assets	131,706
Liabilities:
Unrealized depreciation on foreign currency contracts	34
Payables:
Investment securities purchased	3,193
Fund shares redeemed	68
Investment management fees	22
Administrative fees	—
Distribution fees	5
Variation margin	11
Accrued expenses	51
Total liabilities	3,384
Net assets	$128,322
Summary of Net Assets:
Capital stock and paid-in-capital	$136,785
Accumulated undistributed net investment income	426
Accumulated net realized loss on investments and foreign currency transactions	(10,777)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,888
Net assets	$128,322

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.30/$9.84
Shares outstanding	4,778
Net assets	$44,414
Class B: Net asset value per share	$9.17
Shares outstanding	556
Net assets	$5,101
Class C: Net asset value per share	$9.17
Shares outstanding	1,091
Net assets	$10,009
Class I: Net asset value per share	$9.33
Shares outstanding	56
Net assets	$526
Class R3: Net asset value per share	$9.26
Shares outstanding	32
Net assets	$294
Class R4: Net asset value per share	$9.31
Shares outstanding	32
Net assets	$299
Class R5: Net asset value per share	$9.33
Shares outstanding	31
Net assets	$292
Class Y: Net asset value per share	$9.32
Shares outstanding	7,229
Net assets	$67,387

*Cash of $28 was pledged as initial margin deposit and collateral for open futures contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$2,577
Interest	3
Less: Foreign tax withheld	(216)
Total investment income	2,364

Expenses:
Investment management fees	1,056
Administrative services fees	1
Transfer agent fees	254
Distribution fees
Class A	118
Class B	65
Class C	122
Class R3	2
Class R4	1
Custodian fees	61
Accounting services fees	19
Registration and filing fees	96
Board of Directors' fees	3
Audit fees	17
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	1,853
Expense waivers	(184)
Transfer agent fee waivers	(54)
Commission recapture	(2)
Total waivers and fees paid indirectly	(240)
Total expenses, net	1,613
Net Investment Income	751
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,820
Net realized gain on futures	63
Net realized loss on foreign currency contracts	(136)
Net realized loss on other foreign currency transactions	(4)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	12,743
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(12,005)
Net unrealized appreciation of futures	10
Net unrealized appreciation of foreign currency contracts	106
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(24)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(11,913)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	830
Net Increase in Net Assets Resulting from Operations	$1,581

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$751	$397
Net realized gain on investments, other financial instruments and foreign currency transactions	12,743	7,307
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(11,913)	9,751
Net Increase In Net Assets Resulting From Operations	1,581	17,455
Distributions to Shareholders:
From net investment income
Class A	(248)	(52)
Class I	(5)	(1)
Class R3	(1)	—
Class R4	(2)	—
Class R5	(3)	—
Class Y	(505)	(18)
Total distributions	(764)	(71)
Capital Share Transactions:
Class A	(1,953)	(8,247)
Class B	(2,040)	(3,119)
Class C	(2,672)	(3,641)
Class I	129	125
Class R3	(11)	16
Class R4	9	9
Class R5	4	5
Class Y	17,998	36,428
Net increase from capital share transactions	11,464	21,576
Net Increase In Net Assets	12,281	38,960
Net Assets:
Beginning of period	116,041	77,081
End of period	$128,322	$116,041
Accumulated undistributed (distribution in excess of) net investment income (loss)	$426	$389

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

17

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

18

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

19

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

20

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

21

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$43	$—	$—	$—	$—	$43
Total	$—	$43	$—	$—	$—	$—	$43

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$34	$—	$—	$—	$—	$34
Variation margin payable *	—	—	—	11	—	—	11
Total	$—	$34	$—	$11	$—	$—	$45

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $18 as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$63	$—	$—	$63
Net realized loss on foreign currency contracts	—	(136)	—	—	—	—	(136)
Total	$—	$(136)	$—	$63	$—	$—	$(73)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$10	$—	$—	$10
Net change in unrealized appreciation of foreign currency contracts	—	106	—	—	—	—	106
Total	$—	$106	$—	$10	$—	$—	$116

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

22

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$764	$71

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$657
Undistributed Long-Term Capital Gain	7,766
Accumulated Capital Losses *	(16,967)
Unrealized Appreciation †	81
Total Accumulated Deficit	$(8,463)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

23

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$50
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(50)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$5,682
2016	5,592
2017	2,959
2018	2,734
Total	$16,967

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses.  As of October 31, 2011, the Fund utilized $4,473 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

24

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

25

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.45%
Class B Shares	2.20
Class C Shares	2.20
Class I Shares	1.10
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $97 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $1.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

26

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:
Shares
Class R3	30
Class R4	30
Class R5	31

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$128,052
Sales Proceeds Excluding U.S. Government Obligations	118,518

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	930	24	(1,138)	—	(184)	1,392	6	(2,371)	—	(973)
Amount	$9,147	$236	$(11,336)	$—	$(1,953)	$12,270	$49	$(20,566)	$—	$(8,247)
Class B
Shares	26	—	(233)	—	(207)	32	—	(394)	—	(362)
Amount	$260	$—	$(2,300)	$—	$(2,040)	$276	$—	$(3,395)	$—	$(3,119)
Class C
Shares	39	—	(314)	—	(275)	57	—	(485)	—	(428)
Amount	$383	$—	$(3,055)	$—	$(2,672)	$492	$—	$(4,133)	$—	$(3,641)
Class I
Shares	74	—	(72)	—	2	25	—	(11)	—	14
Amount	$761	$5	$(637)	$—	$129	$214	$1	$(90)	$—	$125
Class R3
Shares	1	—	(2)	—	(1)	2	—	—	—	2
Amount	$9	$1	$(21)	$—	$(11)	$21	$—	$(5)	$—	$16
Class R4
Shares	1	—	—	—	1	1	—	—	—	1
Amount	$12	$2	$(5)	$—	$9	$9	$—	$—	$—	$9
Class R5
Shares	—	—	—	—	—	1	—	—	—	1
Amount	$1	$3	$—	$—	$4	$5	$—	$—	$—	$5
Class Y
Shares	3,750	51	(1,483)	—	2,318	4,964	2	(709)	—	4,257
Amount	$33,202	$505	$(15,709)	$—	$17,998	$42,464	$18	$(6,054)	$—	$36,428
Total
Shares	4,821	75	(3,242)	—	1,654	6,474	8	(3,970)	—	2,512
Amount	$43,775	$752	$(33,063)	$—	$11,464	$55,751	$68	$(34,243)	$—	$21,576

27

The Hartford Global Research Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	79	$786
For the Year Ended October 31, 2010	134	$1,173

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

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29

The Hartford Global Research Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$9.56	$0.06	$–	$(0.27)	$(0.21)	$(0.05)	$–	$–	$(0.05)	$(0.26)	$9.30
B	9.45	(0.02)	–	(0.26)	(0.28)	–	–	–	–	(0.28)	9.17
C	9.45	(0.02)	–	(0.26)	(0.28)	–	–	–	–	(0.28)	9.17
I	9.60	0.10	–	(0.28)	(0.18)	(0.09)	–	–	(0.09)	(0.27)	9.33
R3	9.53	0.04	–	(0.27)	(0.23)	(0.04)	–	–	(0.04)	(0.27)	9.26
R4	9.57	0.07	–	(0.27)	(0.20)	(0.06)	–	–	(0.06)	(0.26)	9.31
R5	9.59	0.10	–	(0.27)	(0.17)	(0.09)	–	–	(0.09)	(0.26)	9.33
Y	9.58	0.10	–	(0.26)	(0.16)	(0.10)	–	–	(0.10)	(0.26)	9.32

For the Year Ended October 31, 2010 (E)
A	8.01	0.04	–	1.52	1.56	(0.01)	–	–	(0.01)	1.55	9.56
B	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
C	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
I	8.02	0.07	–	1.53	1.60	(0.02)	–	–	(0.02)	1.58	9.60
R3	8.00	0.02	–	1.51	1.53	–	–	–	–	1.53	9.53
R4	8.01	0.04	–	1.52	1.56	–	–	–	–	1.56	9.57
R5	8.02	0.07	–	1.51	1.58	(0.01)	–	–	(0.01)	1.57	9.59
Y	8.01	0.07	–	1.52	1.59	(0.02)	–	–	(0.02)	1.57	9.58

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	–	1.50	1.53	(0.07)	–	–	(0.07)	1.46	8.01
B	6.51	(0.05)	–	1.53	1.48	(0.02)	–	–	(0.02)	1.46	7.97
C	6.51	(0.06)	–	1.54	1.48	(0.02)	–	–	(0.02)	1.46	7.97
I	6.56	0.07	–	1.47	1.54	(0.08)	–	–	(0.08)	1.46	8.02
R3	6.53	0.03	–	1.48	1.51	(0.04)	–	–	(0.04)	1.47	8.00
R4	6.54	0.04	–	1.49	1.53	(0.06)	–	–	(0.06)	1.47	8.01
R5	6.55	0.07	–	1.48	1.55	(0.08)	–	–	(0.08)	1.47	8.02
Y	6.56	0.02	–	1.52	1.54	(0.09)	–	–	(0.09)	1.45	8.01

From February 29, 2008 (commencement of operations), through October 31, 2008
A(G)	10.00	0.05	–	(3.50)	(3.45)	–	–	–	–	(3.45)	6.55
B(G)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
C(G)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
I(G)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
R3(G)	10.00	0.03	–	(3.50)	(3.47)	–	–	–	–	(3.47)	6.53
R4(G)	10.00	0.04	–	(3.50)	(3.46)	–	–	–	–	(3.46)	6.54
R5(G)	10.00	0.06	–	(3.51)	(3.45)	–	–	–	–	(3.45)	6.55
Y(G)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2009, The Hartford Global Research Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009.  These sales are excluded from the portfolio turnover calculation.

(G)	Commenced operations on February 29, 2008.
(H)	Not annualized.
(I)	Annualized.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(2.22)%		$44,414	1.74%		1.45%		1.45%		0.58%		102%
(2.96)		5,101	2.59		2.20		2.20		(0.17)		–
(2.96)		10,009	2.41		2.20		2.20		(0.17)		–
(1.93)		526	1.21		1.10		1.10		1.05		–
(2.42)		294	1.81		1.65		1.65		0.38		–
(2.09)		299	1.51		1.35		1.35		0.68		–
(1.81)		292	1.20		1.05		1.05		0.98		–
(1.77)		67,387	1.10		1.00		1.00		1.00		–

19.48		47,429	1.85		1.48		1.48		0.48		100
18.57		7,209	2.72		2.24		2.24		(0.30)		–
18.57		12,910	2.52		2.23		2.23		(0.30)		–
20.00		517	1.26		1.12		1.12		0.87		–
19.13		313	1.90		1.72		1.72		0.22		–
19.48		299	1.60		1.45		1.45		0.49		–
19.77		297	1.29		1.14		1.14		0.81		–
19.92		47,067	1.21		1.07		1.07		0.91		–

23.65		47,527	2.19		1.59		1.59		0.44		217	(F)
22.89		8,964	2.83		2.24		2.24		(0.82)		–
22.91		14,297	2.67		2.39		2.39		(0.99)		–
23.97		317	1.91		1.32		1.32		1.00		–
23.36		248	2.62		1.90		1.90		0.52		–
23.70		243	2.31		1.65		1.65		0.78		–
24.05		244	2.01		1.40		1.40		1.03		–
23.85		5,241	1.51		1.30		1.30		0.26		–

(34.50	) (H)	12,746	1.92	(I)	1.56	(I)	1.56	(I)	0.78	(I)	56
(34.90	) (H)	223	2.70	(I)	2.34	(I)	2.34	(I)	0.03	(I)	–
(34.90	) (H)	225	2.71	(I)	2.34	(I)	2.34	(I)	0.02	(I)	–
(34.40	) (H)	199	1.67	(I)	1.31	(I)	1.31	(I)	1.06	(I)	–
(34.70	) (H)	196	2.36	(I)	1.90	(I)	1.90	(I)	0.47	(I)	–
(34.60	) (H)	196	2.06	(I)	1.65	(I)	1.65	(I)	0.72	(I)	–
(34.50	) (H)	196	1.76	(I)	1.40	(I)	1.40	(I)	0.97	(I)	–
(34.40	) (H)	197	1.66	(I)	1.30	(I)	1.30	(I)	1.07	(I)	–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Research Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Research Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

32

The Hartford Global Research Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Global Research Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

34

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Global Research Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

36

The Hartford Global Research Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current ½ year	Days in the full year
Class A	$1,000.00	$852.40	$6.77	$1,000.00	$1,017.89	$7.38	1.45%	184	365
Class B	$1,000.00	$849.10	$10.26	$1,000.00	$1,014.11	$11.17	2.20	184	365
Class C	$1,000.00	$849.10	$10.26	$1,000.00	$1,014.11	$11.17	2.20	184	365
Class I	$1,000.00	$853.60	$5.18	$1,000.00	$1,019.61	$5.65	1.11	184	365
Class R3	$1,000.00	$851.10	$7.70	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R4	$1,000.00	$853.30	$6.31	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$853.60	$4.91	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$854.30	$4.68	$1,000.00	$1,020.16	$5.10	1.00	184	365

37

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Global Research Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

39

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

40

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GR11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 5/28/04 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Growth Allocation A#	2.72%	1.52%	4.48%
Growth Allocation A##	-2.93%	0.38%	3.69%
Growth Allocation B#	1.93%	0.73%	3.73%
Growth Allocation B##	-3.07%	0.38%	3.73%
Growth Allocation C#	2.02%	0.76%	3.75%
Growth Allocation C##	1.02%	0.76%	3.75%
Growth Allocation I#	3.15%	1.88%	4.74%
Growth Allocation R3#	2.48%	1.18%	4.25%
Growth Allocation R4#	2.74%	1.53%	4.49%
Growth Allocation R5#	3.02%	1.82%	4.69%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.78%
S&P 500 Index	8.07%	0.25%	3.60%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.
Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Allocation Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Growth Allocation Fund returned 2.72%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.27%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. With regard to Asset Allocation, because the stock/bond mix is relatively fixed at 80% growth, we add value by strategically allocating within the stock and bond investment sub asset classes.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. The Fund’s strategic asset allocation decisions within fixed income had a positive impact on overall performance, driven by TIPs outperformance. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

The third performance driver, underlying fund performance, had a negative impact for the period.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will

3

The Hartford Growth Allocation Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund of Funds stand to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end, we introduced an allocation to Emerging Market debt in the Fund, given attractive historical and forward looking risk adjusted returns. Also at quarter end, we introduced a currency target to the Fund of Funds, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.2%
Powershares Emerging Markets Sovereign Debt Portfolio	0.4
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	12.1
The Hartford Capital Appreciation Fund, Class Y	5.4
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Corporate Opportunities Fund, Class Y	0.4
The Hartford Disciplined Equity Fund, Class Y	3.0
The Hartford Dividend and Growth Fund, Class Y	2.1
The Hartford Equity Income Fund, Class Y	5.5
The Hartford Fundamental Growth Fund, Class Y	1.1
The Hartford Global Growth Fund, Class Y	2.8
The Hartford Global Research Fund, Class Y	1.4
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	2.5
The Hartford Inflation Plus Fund, Class Y	3.1
The Hartford International Opportunities Fund, Class Y	2.5
The Hartford International Small Company Fund, Class Y	4.7
The Hartford International Value Fund, Class Y	4.7
The Hartford MidCap Fund, Class Y	0.8
The Hartford MidCap Value Fund, Class Y	1.5
The Hartford Short Duration Fund, Class Y	8.8
The Hartford Small Company Fund, Class Y	2.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.6
The Hartford SmallCap Growth Fund, Class Y	3.8
The Hartford Total Return Bond Fund, Class Y	3.9
The Hartford Value Fund, Class Y	17.6
The Hartford Value Opportunities Fund, Class Y	1.2
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford Growth Allocation Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.4%
EQUITY FUNDS - 80.2%
7,308	The Hartford Alternative Strategies Fund, Class Y●	$80,100
1,079	The Hartford Capital Appreciation Fund, Class Y●	35,899
97	The Hartford Capital Appreciation II Fund, Class Y●	1,284
1,528	The Hartford Disciplined Equity Fund, Class Y	20,175
720	The Hartford Dividend and Growth Fund, Class Y	13,603
2,820	The Hartford Equity Income Fund, Class Y	36,691
658	The Hartford Fundamental Growth Fund, Class Y●	7,426
1,238	The Hartford Global Growth Fund, Class Y●	18,490
993	The Hartford Global Research Fund, Class Y	9,256
699	The Hartford Growth Fund, Class Y●	12,457
596	The Hartford Growth Opportunities Fund, Class Y●	16,293
1,164	The Hartford International Opportunities Fund, Class Y	16,536
2,567	The Hartford International Small Company Fund, Class Y	31,400
2,775	The Hartford International Value Fund, Class Y	31,463
231	The Hartford MidCap Fund, Class Y●	5,238
860	The Hartford MidCap Value Fund, Class Y	9,726
874	The Hartford Small Company Fund, Class Y●	18,367
1,647	The Hartford Small/Mid Cap Equity Fund, Class Y	17,061
771	The Hartford SmallCap Growth Fund, Class Y●	25,079
10,679	The Hartford Value Fund, Class Y	116,509
626	The Hartford Value Opportunities Fund, Class Y	8,169
		531,222
	Total equity funds
	(cost $533,548)	$531,222

FIXED INCOME FUNDS - 16.2%
289	The Hartford Corporate Opportunities Fund, Class Y		$2,906
1,618	The Hartford Inflation Plus Fund, Class Y		20,129
5,931	The Hartford Short Duration Fund, Class Y		58,128
2,367	The Hartford Total Return Bond Fund, Class Y		25,825
			106,988
	Total fixed income funds
	(cost $105,075)		$106,988

	Total investments in affiliated investment companies
	(cost $638,623)		$638,210

EXCHANGE TRADED FUNDS - 3.6%
761	Powershares DB Commodity Index Tracking Fund ●		$21,074
108	Powershares Emerging Markets Sovereign Debt Portfolio		2,973
			24,047
	Total exchange traded funds
	(cost $19,336)		$24,047

	Total long-term investments
	(cost $657,959)		$662,257

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
5	State Street Bank Money Market Fund		$5

	Total short-term investments
	(cost $5)		$5

	Total investments
	(cost $657,964) ▲	100.0%	$662,262
	Other assets and liabilities	–%	(191)
	Total net assets	100.0%	$662,071

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $663,460 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,382
Unrealized Depreciation	(41,580)
Net Unrealized Depreciation	$(1,198)

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$638,210	$638,210	$–	$–
Exchange Traded Funds	24,047	24,047	–	–
Short-Term Investments	5	5	–	–
Total	$662,262	$662,262	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $19,341)	$24,052
Investments in underlying affiliated funds, at market value (cost $638,623)	638,210
Cash	1
Receivables:
Investment securities sold	390
Fund shares sold	780
Dividends and interest	177
Other assets	61
Total assets	663,671
Liabilities:
Payables:
Investment securities purchased	444
Fund shares redeemed	932
Investment management fees	18
Administrative fees	1
Distribution fees	66
Accrued expenses	139
Total liabilities	1,600
Net assets	$662,071
Summary of Net Assets:
Capital stock and paid-in-capital	$703,128
Accumulated undistributed net investment income	522
Accumulated net realized loss on investments	(45,877)
Unrealized appreciation of investments	4,298
Net assets	$662,071

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.24/$11.89
Shares outstanding	35,128
Net assets	$394,691
Class B: Net asset value per share	$11.11
Shares outstanding	7,177
Net assets	$79,711
Class C: Net asset value per share	$11.11
Shares outstanding	14,084
Net assets	$156,463
Class I: Net asset value per share	$11.21
Shares outstanding	219
Net assets	$2,455
Class R3: Net asset value per share	$11.07
Shares outstanding	875
Net assets	$9,689
Class R4: Net asset value per share	$11.18
Shares outstanding	1,306
Net assets	$14,605
Class R5: Net asset value per share	$11.25
Shares outstanding	396
Net assets	$4,457

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$540
Dividends from underlying affiliated funds	7,540
Total investment income	8,080

Expenses:
Investment management fees	962
Administrative services fees	43
Transfer agent fees	1,102
Distribution fees
Class A	1,053
Class B	910
Class C	1,701
Class R3	41
Class R4	35
Custodian fees	1
Accounting services fees	86
Registration and filing fees	124
Board of Directors' fees	16
Audit fees	12
Other expenses	112
Total expenses	6,198
Net Investment Income	1,882
Net Realized Loss on Investments:
Capital gain distribution received from underlying affiliated funds	2,120
Net realized loss on investments in underlying affiliated funds	(9,573)
Net realized loss on investments in securities	(5,740)
Net Realized Loss on Investments	(13,193)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	29,416
Net Changes in Unrealized Appreciation of Investments	29,416
Net Gain on Investments	16,223
Net Increase in Net Assets Resulting from Operations	$18,105

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$1,882	$2,494
Net realized loss on investments	(13,193)	(19,574)
Net unrealized appreciation of investments	29,416	110,997
Net Increase In Net Assets Resulting From Operations	18,105	93,917
Distributions to Shareholders:
From net investment income
Class A	(2,636)	(2,252)
Class I	(30)	(24)
Class R3	(47)	(10)
Class R4	(82)	(73)
Class R5	(45)	(40)
Total distributions	(2,840)	(2,399)
Capital Share Transactions:
Class A	(19,573)	(14,387)
Class B	(15,540)	(15,123)
Class C	(14,840)	(14,945)
Class I	(605)	330
Class R3	3,309	4,715
Class R4	529	1,521
Class R5	(498)	(873)
Net decrease from capital share transactions	(47,218)	(38,762)
Net Increase (Decrease) In Net Assets	(31,953)	52,756
Net Assets:
Beginning of period	694,024	641,268
End of period	$662,071	$694,024
Accumulated undistributed (distribution in excess of) net investment income (loss)	$522	$347

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

10

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

12

adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$2,840	$2,399

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$522
Accumulated Capital Losses *	(40,381)
Unrealized Depreciation †	(1,198)
Total Accumulated Deficit	$(41,057)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,133
Accumulated Net Realized Gain (Loss) on Investments	(1,133)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$10,824
2018	19,620
2019	9,937
Total	$40,381

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

Effective on November 1, 2011, HIFSCO is paid compensation for investment management services according to the following schedule:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $500 million	0.10%
On next $1.5 billion	0.09%
On next $2.5 billion	0.08%
On next $2.5 billion	0.07%
On next $2.5 billion	0.06%
Over $10 billion	0.05%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $2,138 and contingent deferred sales charges of $156 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $74.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$255,584
Sales Proceeds Excluding U.S. Government Obligations	300,028

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011 and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	5,931	223	(7,861)	—	(1,707)	6,550	216	(8,207)	—	(1,441)
Amount	$68,797	$2,566	$(90,936)	$—	$(19,573)	$67,393	$2,202	$(83,982)	$—	$(14,387)
Class B
Shares	160	—	(1,518)	—	(1,358)	124	—	(1,606)	—	(1,482)
Amount	$1,841	$—	$(17,381)	$—	$(15,540)	$1,271	$—	$(16,394)	$—	$(15,123)
Class C
Shares	1,847	—	(3,161)	—	(1,314)	2,479	—	(3,992)	—	(1,513)
Amount	$21,265	$—	$(36,105)	$—	$(14,840)	$25,354	$—	$(40,299)	$—	$(14,945)
Class I
Shares	251	2	(308)	—	(55)	165	2	(137)	—	30
Amount	$3,002	$24	$(3,631)	$—	$(605)	$1,707	$19	$(1,396)	$—	$330
Class R3
Shares	427	4	(137)	—	294	578	1	(112)	—	467
Amount	$4,821	$47	$(1,559)	$—	$3,309	$5,858	$10	$(1,153)	$—	$4,715
Class R4
Shares	430	7	(385)	—	52	363	7	(228)	—	142
Amount	$4,934	$82	$(4,487)	$—	$529	$3,754	$73	$(2,306)	$—	$1,521
Class R5
Shares	83	4	(130)	—	(43)	127	4	(218)	—	(87)
Amount	$973	$45	$(1,516)	$—	$(498)	$1,306	$40	$(2,219)	$—	$(873)
Total
Shares	9,129	240	(13,500)	—	(4,131)	10,386	230	(14,500)	—	(3,884)
Amount	$105,633	$2,764	$(155,615)	$—	$(47,218)	$106,643	$2,344	$(147,749)	$—	$(38,762)

16

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	122	$1,421
For the Year Ended October 31, 2010	131	$1,361

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$11.01	$0.06	$–	$0.24	$0.30	$(0.07)	$–	$–	$(0.07)	$0.23	$11.24
B	10.90	(0.03)	–	0.24	0.21	–	–	–	–	0.21	11.11
C	10.89	(0.02)	–	0.24	0.22	–	–	–	–	0.22	11.11
I	10.97	0.10	–	0.25	0.35	(0.11)	–	–	(0.11)	0.24	11.21
R3	10.87	0.04	–	0.23	0.27	(0.07)	–	–	(0.07)	0.20	11.07
R4	10.95	0.07	–	0.23	0.30	(0.07)	–	–	(0.07)	0.23	11.18
R5	11.02	0.10	–	0.23	0.33	(0.10)	–	–	(0.10)	0.23	11.25

For the Year Ended October 31, 2010 (E)
A	9.58	0.07	–	1.42	1.49	(0.06)	–	–	(0.06)	1.43	11.01
B	9.50	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.90
C	9.49	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.89
I	9.55	0.10	–	1.42	1.52	(0.10)	–	–	(0.10)	1.42	10.97
R3	9.50	0.03	–	1.41	1.44	(0.07)	–	–	(0.07)	1.37	10.87
R4	9.53	0.07	–	1.42	1.49	(0.07)	–	–	(0.07)	1.42	10.95
R5	9.58	0.10	–	1.43	1.53	(0.09)	–	–	(0.09)	1.44	11.02

For the Year Ended October 31, 2009 (E)
A	8.58	0.12	–	1.24	1.36	(0.17)	(0.19)	–	(0.36)	1.00	9.58
B	8.48	0.06	–	1.23	1.29	(0.08)	(0.19)	–	(0.27)	1.02	9.50
C	8.48	0.06	–	1.23	1.29	(0.09)	(0.19)	–	(0.28)	1.01	9.49
I	8.57	0.14	–	1.25	1.39	(0.22)	(0.19)	–	(0.41)	0.98	9.55
R3	8.51	0.03	–	1.30	1.33	(0.15)	(0.19)	–	(0.34)	0.99	9.50
R4	8.56	0.10	–	1.25	1.35	(0.19)	(0.19)	–	(0.38)	0.97	9.53
R5	8.60	0.13	–	1.25	1.38	(0.21)	(0.19)	–	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	–	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	(5.93)	8.58
B	14.37	0.03	–	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
C	14.37	0.04	–	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
I	14.49	0.37	–	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	(5.92)	8.57
R3	14.46	0.18	–	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	(5.95)	8.51
R4	14.51	0.43	–	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	(5.95)	8.56
R5	14.54	0.46	–	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	–	2.23	2.37	(0.24)	(0.28)	–	(0.52)	1.85	14.51
B	12.57	0.04	–	2.21	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
C	12.57	0.05	–	2.20	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
I	12.67	0.26	–	2.14	2.40	(0.30)	(0.28)	–	(0.58)	1.82	14.49
R3(F)	12.59	(0.02)	–	1.89	1.87	–	–	–	–	1.87	14.46
R4(F)	12.59	–	–	1.92	1.92	–	–	–	–	1.92	14.51
R5(F)	12.59	–	–	1.95	1.95	–	–	–	–	1.95	14.54

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

2.72%		$394,691	0.59%		0.59%		0.59%		0.54%		36%
1.93		79,711	1.38		1.38		1.38		(0.25)		–
2.02		156,463	1.33		1.33		1.33		(0.19)		–
3.15		2,455	0.26		0.26		0.26		0.86		–
2.48		9,689	0.89		0.89		0.89		0.24		–
2.74		14,605	0.59		0.59		0.59		0.55		–
3.02		4,457	0.29		0.29		0.29		0.86		–

15.60		405,386	0.61		0.61		0.61		0.67		23
14.74		93,002	1.41		1.41		1.41		(0.13)		–
14.75		167,745	1.34		1.34		1.34		(0.07)		–
15.96		3,005	0.27		0.27		0.27		1.02		–
15.21		6,314	0.90		0.90		0.90		0.35		–
15.67		13,734	0.59		0.59		0.59		0.66		–
16.06		4,838	0.29		0.29		0.29		0.98		–

17.06		366,509	0.68		0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		1.44		0.70		–
16.10		160,530	1.43		1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.30		0.63		–

19.35		503,345	0.60		0.60		0.60		0.93		39
18.40		143,140	1.41		1.32		1.32		0.22		–
18.44		238,997	1.34		1.31		1.31		0.25		–
19.71		804	0.23		0.23		0.23		0.58		–
14.85	(G)	53	0.95	(H)	0.93	(H)	0.93	(H)	(0.26	)(H)	–
15.25	(G)	325	0.66	(H)	0.65	(H)	0.65	(H)	(0.01	)(H)	–
15.49	(G)	782	0.38	(H)	0.38	(H)	0.38	(H)	0.25	(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

20

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Growth Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	22.36%
Other Direct Federal Obligations*	0.11%
Other Securities	77.53%
Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	65.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$902.80	$2.88	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class B	$1,000.00	$898.90	$6.65	$1,000.00	$1,018.20	$7.07	1.39	184	365
Class C	$1,000.00	$898.90	$6.36	$1,000.00	$1,018.50	$6.76	1.33	184	365
Class I	$1,000.00	$904.00	$1.28	$1,000.00	$1,023.86	$1.36	0.27	184	365
Class R3	$1,000.00	$901.50	$4.28	$1,000.00	$1,020.70	$4.55	0.89	184	365
Class R4	$1,000.00	$902.30	$2.82	$1,000.00	$1,022.24	$3.00	0.59	184	365
Class R5	$1,000.00	$903.60	$1.38	$1,000.00	$1,023.75	$1.47	0.29	184	365

25

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Growth Allocation Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund had improved and was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO was proposing to add additional breakpoints to the Fund’s contractual management fee schedule that would result in management fee reductions at certain asset levels.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time, and noted HIFSCO’s proposal to add additional breakpoints to the Fund’s management fee schedule. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets in the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-GA11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Healthcare Fund* *Prior to August 5, 2011, The Hartford Healthcare Fund was known as The Hartford Global Health Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Healthcare Fund
(formerly The Hartford Global Health Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Healthcare Fund inception 05/01/2000
(formerly The Hartford Global Health Fund)
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Healthcare A#	10.45%	2.11%	5.64%
Healthcare A##	4.38%	0.97%	5.04%
Healthcare B#	9.54%	1.33%	NA*
Healthcare B##	4.54%	0.98%	NA*
Healthcare C#	9.67%	1.37%	4.88%
Healthcare C##	8.67%	1.37%	4.88%
Healthcare I#	10.75%	2.43%	5.82%
Healthcare R3#	10.28%	1.86%	5.80%
Healthcare R4#	10.56%	2.22%	5.99%
Healthcare R5#	10.92%	2.53%	6.15%
Healthcare Y#	11.01%	2.60%	6.19%
S&P 500 Index	8.07%	0.25%	3.69%
S&P North American Health Care Sector Index	10.64%	3.23%	3.89%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.
Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst	Senior Vice President and Global Industry Analyst

How did the Fund perform?
The Class A shares of The Hartford Healthcare Fund returned 10.45%, before sales charges, for the twelve-month period ended October 31, 2011, outperforming the S&P 500 Index, which returned 8.07% for the same period. The Fund underperformed the S&P North American Health Care Sector Index which returned 10.64%, but outperformed the 4.44% return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. Health Care stocks underperformed the market in 2009 and 2010 as the U.S. began the rollout of the Patient Protection and Affordable Care Act (PPACA), which created significant uncertainty, making it difficult for the market to analyze the industry’s prospects for growth and profitability. However, following Congressional election wins by Republicans in November 2010, President Obama’s administration adopted a more centrist policy, and since then many modifications have been made to the PPACA that have been favorable to the industry. These changes provided a tailwind for Health Care stocks towards the end of 2010 and into 2011.

Health Care stocks (+11%) outperformed both the broader U.S. market (+8%) and the global equity market (+2%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World Indices, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Health Services (+19%) and Specialty Pharmaceuticals/Biotechnology (+12%) gained the most while Major Pharmaceuticals (+8%) and Medical Technology (+5%) lagged the other sub-sectors.

Strong stock selection in Health Services and Specialty Pharmaceuticals/Biotechnology was offset by weaker security selection in Medical Technology and Major Pharmaceuticals. Sub-sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed very modestly to relative performance (i.e. performance of the Fund as measured against the benchmark).

Holdings of Teva Pharmaceutical (Major Pharmaceuticals), SIGA Technologies (Specialty Pharmaceuticals/Biotechnology), and Incyte (Medical Technology) detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Shares of Teva Pharmaceutical fell as the company missed earnings for the fourth quarter and lowered 2011 guidance. Disappointing results from phase III trials for a new multiple sclerosis candidate, Bravo, as well as continuing concerns over potential competition to Bravo’s predecessor, Copaxone, also pressured the stock. Shares of SIGA Technologies, a bio-defense company that engages in the research, discovery, development, and commercialization of products for prevention and treatment of infectious diseases, fell following a breach of contract lawsuit between SIGA and PharmAthene in which the courts ruled against SIGA. We sold the stock. Shares of Incyte, a drug development company focused on treatments for cancer and inflammation, were under pressure during the period due to a report from one sell-side analyst claiming that a new drug for the treatment of myelofibrosis has led to anemia and possibly death. Top detractors from absolute (ie.e total return) performance also included China Medical Technologies (Medical Technology).

Holdings of Elan (Specialty Pharmaceuticals/Biotechnology), Regeneron Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology), and UnitedHealth Group (Health Services) were the top contributors to both benchmark-relative and absolute performance during the period. Continued excitement over Elan's Tysabri, a drug for the treatment of multiple sclerosis and Crohn's disease, and Bapineuzumab, a treatment for Alzheimers currently in phase 3 trials, helped drive the stock higher. In addition, the sale of the company’s drug delivery unit to Alkermes, which will allow the company to pay down debt, was viewed favorably by investors. Shares of Regeneron, a biopharmaceutical company, rose during the period as expectations for the success of Eylea, its drug for macular degeneration treatment, have increased. Shares of health care benefits and services provider UnitedHealth Group rose as the company reported strong first quarter earnings, beating analysts' estimates, driven in part by reduced use of services by its members. In addition, investors looked favorably on the increase in enrollments as a potential sign of growth going forward, pushing the stock higher.

3

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
While Health Care stocks ended the period ahead of the market as a result of the modifications to the Patient Protection and Affordable Care Act (PPACA) - which have been favorable to the industry - the sector gave back some of these gains later in the period due to the deficit reduction plan. The plan calls for a $1.2-1.5 trillion reduction in the deficit over the next 10 years; however, at the end of the period, the details of where these cuts will come from, and how much will be cut in these areas, were still being debated by the budget super committee. At the end of the period, the super committee was unable to come up with a plan by the November 23rd deadline; this might result in the health care industry being subject to a 2% across-the-board reduction in Medicare reimbursement.

The overhang from upcoming patent expirations continues to weigh on pharmaceutical and large cap biotech stocks. Catalysts for a rebound include cost cutting measures, strong growth in emerging markets, an improving FDA posture, and robust product pipelines. Significant Phase 3 data flow in 2011 and 2012 should provide greater clarity on the impact from new product opportunities. Japanese pharmaceutical companies remain attractive given their strong balance sheets and the value of their pipelines relative to their market capitalizations. Likewise, several large biotechnology companies traded at very attractive valuations at the end of the period.

Against this backdrop, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Biotechnology	20.2%
Drug Retail	3.0
Health Care Distributors	8.0
Health Care Equipment	16.4
Health Care Facilities	1.0
Health Care Technology	0.4
Life Sciences Tools & Services	5.7
Managed Health Care	14.1
Pharmaceuticals	31.1
Short-Term Investments	0.4
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.9%
	Biotechnology - 20.2%
187	3SBio, Inc. ADR ●	$2,149
221	Achillion Pharmaceuticals, Inc. ●	1,404
79	Acorda Therapeutics, Inc. ●	1,717
310	Alkermes plc ●	5,428
331	Amylin Pharmaceuticals, Inc. ●	3,814
125	Ardea Biosciences, Inc. ●	2,483
179	Arena Pharmaceuticals, Inc. ●	252
75	Biogen Idec, Inc. ●	8,692
142	Celgene Corp. ●	9,193
412	Exelixis, Inc. ●	3,182
211	Immunogen, Inc. ●	2,868
197	Incyte Corp. ●	2,709
63	Ironwood Pharmaceuticals, Inc. ●	859
118	Momenta Pharmaceuticals, Inc. ●	1,752
137	NPS Pharmaceuticals, Inc. ●	710
77	Onyx Pharmaceuticals, Inc. ●	3,156
47	Pharmasset, Inc. ●	3,321
155	Progenics Pharmaceuticals, Inc. ●	1,021
117	Regeneron Pharmaceuticals, Inc. ●	6,459
158	Rigel Pharmaceuticals, Inc. ●	1,242
278	Seattle Genetics, Inc. ●	6,115
30	Targacept, Inc. ●	524
89	Vertex Pharmaceuticals, Inc. ●	3,515
		72,565
	Drug Retail - 3.0%
299	CVS Caremark Corp.	10,839

	Health Care Distributors - 8.0%
252	Cardinal Health, Inc.	11,177
212	McKesson Corp.	17,322
		28,499
	Health Care Equipment - 16.4%
335	Abiomed, Inc. ●	5,050
261	China Medical Technologies, Inc. ADR ●	1,306
209	Covidien International plc	9,822
58	Dexcom, Inc. ●	565
40	DiaSorin S.p.A.	1,309
76	Heartware International, Inc. ●	5,151
130	Hologic, Inc. ●	2,096
326	Medtronic, Inc.	11,329
176	St. Jude Medical, Inc.	6,868
246	Stereotaxis, Inc. ●	285
55	Stryker Corp.	2,635
123	Tornier N.V. ●	2,856
4,615	Trauson Holdings Co., Ltd.	1,267
176	Volcano Corp. ●	4,390
74	Zimmer Holdings, Inc. ●	3,868
		58,797
	Health Care Facilities - 1.0%
70	HCA Holdings, Inc. ●	1,630
204	Vanguard Health Systems, Inc. ●	1,985
		3,615
	Health Care Technology - 0.4%
65	Allscripts Healthcare Solutions, Inc. ●	1,244

	Life Sciences Tools & Services - 5.7%
183	Agilent Technologies, Inc. ●	6,773
41	Life Technologies Corp. ●	1,675
163	PAREXEL International Corp. ●	3,593
144	Thermo Fisher Scientific, Inc. ●	7,259
14	Waters Corp. ●	1,122
		20,422
	Managed Health Care - 14.1%
257	Aetna, Inc.	10,202
162	CIGNA Corp.	7,174
480	UnitedHealth Group, Inc.	23,042
92	Wellcare Health Plans, Inc. ●	4,528
84	Wellpoint, Inc.	5,759
		50,705
	Pharmaceuticals - 31.1%
18	Alk-Abello A/S	1,058
102	Almirall S.A.	761
55	AstraZeneca plc ADR	2,654
81	Auxilium Pharmaceuticals, Inc. ●	1,259
223	Bristol-Myers Squibb Co.	7,054
334	Daiichi Sankyo Co., Ltd.	6,480
54	Dr. Reddy's Laboratories Ltd. ADR	1,777
160	Eisai Co., Ltd.	6,350
913	Elan Corp. plc ADR ●	10,948
62	Eli Lilly & Co.	2,304
334	Forest Laboratories, Inc. ●	10,463
24	Hospira, Inc. ●	745
289	Medicines Co. ●	5,403
335	Merck & Co., Inc.	11,540
211	Mylan, Inc. ●	4,131
19	Ono Pharmaceutical Co., Ltd.	1,005
137	Optimer Pharmaceuticals, Inc. ●	1,959
386	Pfizer, Inc.	7,442
11	Salix Pharmaceuticals Ltd. ●	384
476	Shionogi & Co., Ltd.	6,480
51	Simcere Pharmaceutical Group ●	468
228	Teva Pharmaceutical Industries Ltd. ADR	9,331
89	UCB S.A.	3,895
100	Watson Pharmaceuticals, Inc. ●	6,682
147	Xenoport, Inc. ●	894
		111,467
	Total common stocks
	(cost $333,309)	$358,153

	Total long-term investments
	(cost $333,309)	$358,153

SHORT-TERM INVESTMENTS - 0.4%
	Repurchase Agreements - 0.4%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $77, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $78)
$77	0.11%, 10/31/2011	$77

The accompanying notes are an integral part of these financial statements.

5

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.4% - (continued)
	Repurchase Agreements - 0.4% - (continued)

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $731, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$746)

$731	0.11%, 10/31/2011		$731
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $103, collateralized by GNMA 4.00% - 5.00%, 2040, value of $105)
103	0.11%, 10/31/2011		103
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $-, collateralized by U.S. Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $356, collateralized by GNMA 3.50% - 4.50%, 2041, value of $363)
356	0.11%, 10/31/2011		356
			1,267
	Total short-term investments
	(cost $1,267)		$1,267

	Total investments
	(cost $334,576) ▲	100.3%	$359,420
	Other assets and liabilities	(0.3)%	(909)
	Total net assets	100.0%	$358,511

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 18.2% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $340,718 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$54,889
Unrealized Depreciation	(36,187)
Net Unrealized Appreciation	$18,702

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	JP Morgan Securities	Sell	$11,784	$11,924	02/02/2012	$140

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$358,153	$329,549	$28,604	$–
Short-Term Investments	1,267	–	1,267	–
Total	$359,420	$329,549	$29,871	$–
Foreign Currency Contracts *	140	–	140	–
Total	$140	$–	$140	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $334,576)	$359,420
Cash	—
Unrealized appreciation on foreign currency contracts	140
Receivables:
Investment securities sold	402
Fund shares sold	368
Dividends and interest	582
Other assets	74
Total assets	360,986
Liabilities:
Payables:
Investment securities purchased	1,500
Fund shares redeemed	773
Investment management fees	63
Administrative fees	1
Distribution fees	28
Accrued expenses	110
Total liabilities	2,475
Net assets	$358,511
Summary of Net Assets:
Capital stock and paid-in-capital	$429,406
Accumulated net investment loss	—
Accumulated net realized loss on investments and foreign currency transactions	(95,876)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,981
Net assets	$358,511

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$16.80/$17.78
Shares outstanding	13,355
Net assets	$224,294
Class B: Net asset value per share	$15.15
Shares outstanding	1,136
Net assets	$17,208
Class C: Net asset value per share	$15.20
Shares outstanding	4,322
Net assets	$65,692
Class I: Net asset value per share	$17.10
Shares outstanding	1,883
Net assets	$32,213
Class R3: Net asset value per share	$17.38
Shares outstanding	340
Net assets	$5,905
Class R4: Net asset value per share	$17.70
Shares outstanding	522
Net assets	$9,241
Class R5: Net asset value per share	$17.98
Shares outstanding	78
Net assets	$1,403
Class Y: Net asset value per share	$18.05
Shares outstanding	142
Net assets	$2,555

The accompanying notes are an integral part of these financial statements.

8

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,833
Interest	3
Less: Foreign tax withheld	(113)
Total investment income	4,723

Expenses:
Investment management fees	3,399
Administrative services fees	24
Transfer agent fees	881
Distribution fees
Class A	610
Class B	210
Class C	717
Class R3	24
Class R4	22
Custodian fees	12
Accounting services fees	53
Registration and filing fees	129
Board of Directors' fees	7
Audit fees	11
Other expenses	108
Total expenses (before waivers and fees paid indirectly)	6,207
Expense waivers	(7)
Transfer agent fee waivers	(19)
Commission recapture	(5)
Total waivers and fees paid indirectly	(31)
Total expenses, net	6,176
Net Investment Loss	(1,453)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,467
Net realized loss on foreign currency contracts	(1,709)
Net realized loss on other foreign currency transactions	(16)
Net Realized Gain on Investments and Foreign Currency Transactions	26,742
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	8,497
Net unrealized appreciation of foreign currency contracts	1,518
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(20)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	9,995
Net Gain on Investments and Foreign Currency Transactions	36,737
Net Increase in Net Assets Resulting from Operations	$35,284

The accompanying notes are an integral part of these financial statements.

9

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(1,453)	$(801)
Net realized gain on investments and foreign currency transactions	26,742	12,126
Net unrealized appreciation of investments and foreign currency transactions	9,995	45,018
Net Increase In Net Assets Resulting From Operations	35,284	56,343
Capital Share Transactions:
Class A	(38,064)	(34,328)
Class B	(7,968)	(13,441)
Class C	(11,674)	(14,218)
Class I	18,255	(4,108)
Class R3	2,136	1,954
Class R4	489	752
Class R5	(744)	228
Class Y	16	157
Net decrease from capital share transactions	(37,554)	(63,004)
Proceeds from regulatory settlements	—	33
Net Decrease In Net Assets	(2,270)	(6,628)
Net Assets:
Beginning of period	360,781	367,409
End of period	$358,511	$360,781
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$1,377

The accompanying notes are an integral part of these financial statements.

10

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Healthcare Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

11

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain

12

restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

13

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial

14

position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$140	$—	$—	$—	$—	$140
Total	$—	$140	$—	$—	$—	$—	$140

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(1,709)	$—	$—	$—	$—	$(1,709)
Total	$—	$(1,709)	$—	$—	$—	$—	$(1,709)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1,518	$—	$—	$—	$—	$1,518
Total	$—	$1,518	$—	$—	$—	$—	$1,518

15

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Accumulated Capital Losses *	$(89,594)
Unrealized Appreciation †	18,699
Total Accumulated Deficit	$(70,895)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

16

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$76
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,132
Capital Stock and Paid-In-Capital	(1,208)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$89,594
Total	$89,594

As of October 31, 2011, the Fund utilized $24,498 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

17

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.48%
Class B Shares	2.28
Class C Shares	2.18
Class I Shares	1.17
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	0.99

18

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $315 and contingent deferred sales charges of $47 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $12.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

19

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	6
Class Y	6

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$164,829
Sales Proceeds Excluding U.S. Government Obligations	204,733

20

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,106	—	(5,323)	—	(2,217)	2,469	—	(4,848)	—	(2,379)
Amount	$51,647	$—	$(89,711)	$—	$(38,064)	$36,995	$—	$(71,323)	$—	$(34,328)
Class B
Shares	40	—	(569)	—	(529)	34	—	(1,020)	—	(986)
Amount	$616	$—	$(8,584)	$—	$(7,968)	$472	$—	$(13,913)	$—	$(13,441)
Class C
Shares	473	—	(1,283)	—	(810)	569	—	(1,642)	—	(1,073)
Amount	$7,533	$—	$(19,207)	$—	$(11,674)	$7,852	$—	$(22,070)	$—	$(14,218)
Class I
Shares	1,718	—	(753)	—	965	385	—	(671)	—	(286)
Amount	$31,076	$—	$(12,821)	$—	$18,255	$5,815	$—	$(9,923)	$—	$(4,108)
Class R3
Shares	222	—	(107)	—	115	197	—	(70)	—	127
Amount	$3,956	$—	$(1,820)	$—	$2,136	$3,019	$—	$(1,065)	$—	$1,954
Class R4
Shares	200	—	(174)	—	26	172	—	(123)	—	49
Amount	$3,537	$—	$(3,048)	$—	$489	$2,692	$—	$(1,940)	$—	$752
Class R5
Shares	26	—	(65)	—	(39)	54	—	(39)	—	15
Amount	$460	$—	$(1,204)	$—	$(744)	$864	$—	$(636)	$—	$228
Class Y
Shares	29	—	(28)	—	1	36	—	(25)	—	11
Amount	$499	$—	$(483)	$—	$16	$569	$—	$(412)	$—	$157
Total
Shares	5,814	—	(8,302)	—	(2,488)	3,916	—	(8,438)	—	(4,522)
Amount	$99,324	$—	$(136,878)	$—	$(37,554)	$58,278	$—	$(121,282)	$—	$(63,004)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	114	$1,904
For the Year Ended October 31, 2010	385	$5,797

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $33, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

21

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$15.21	$(0.04)	$–	$1.63	$1.59	$–	$–	$–	$–	$1.59	$16.80
B	13.83	(0.16)	–	1.48	1.32	–	–	–	–	1.32	15.15
C	13.86	(0.14)	–	1.48	1.34	–	–	–	–	1.34	15.20
I	15.44	0.02	–	1.64	1.66	–	–	–	–	1.66	17.10
R3	15.76	(0.07)	–	1.69	1.62	–	–	–	–	1.62	17.38
R4	16.01	(0.02)	–	1.71	1.69	–	–	–	–	1.69	17.70
R5	16.21	0.04	–	1.73	1.77	–	–	–	–	1.77	17.98
Y	16.26	0.05	–	1.74	1.79	–	–	–	–	1.79	18.05

For the Year Ended October 31, 2010
A	13.07	–	–	2.14	2.14	–	–	–	–	2.14	15.21
B	11.98	(0.14)	–	1.99	1.85	–	–	–	–	1.85	13.83
C	11.99	(0.11)	–	1.98	1.87	–	–	–	–	1.87	13.86
I	13.23	0.04	–	2.17	2.21	–	–	–	–	2.21	15.44
R3	13.57	(0.02)	–	2.21	2.19	–	–	–	–	2.19	15.76
R4	13.74	0.02	–	2.25	2.27	–	–	–	–	2.27	16.01
R5	13.87	0.06	–	2.28	2.34	–	–	–	–	2.34	16.21
Y	13.90	0.08	–	2.28	2.36	–	–	–	–	2.36	16.26

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	–	1.01	0.99	–	(0.61)	–	(0.61)	0.38	13.07
B	11.74	(0.08)	–	0.93	0.85	–	(0.61)	–	(0.61)	0.24	11.98
C	11.78	(0.10)	–	0.92	0.82	–	(0.61)	–	(0.61)	0.21	11.99
I	12.81	0.01	–	1.02	1.03	–	(0.61)	–	(0.61)	0.42	13.23
R3	13.19	(0.05)	–	1.04	0.99	–	(0.61)	–	(0.61)	0.38	13.57
R4	13.29	–	–	1.06	1.06	–	(0.61)	–	(0.61)	0.45	13.74
R5	13.38	0.03	–	1.07	1.10	–	(0.61)	–	(0.61)	0.49	13.87
Y	13.40	0.01	–	1.10	1.11	–	(0.61)	–	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	–	(4.83)	(4.86)	–	(1.30)	–	(1.30)	(6.16)	12.69
B	17.67	(0.18)	–	(4.45)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.74
C	17.71	(0.14)	–	(4.49)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.78
I	18.96	0.01	–	(4.86)	(4.85)	–	(1.30)	–	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	–	(5.07)	(5.10)	–	(1.30)	–	(1.30)	(6.40)	13.19
R4	19.66	–	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	(6.37)	13.29
R5	19.70	0.03	–	(5.05)	(5.02)	–	(1.30)	–	(1.30)	(6.32)	13.38
Y	19.74	0.05	–	(5.09)	(5.04)	–	(1.30)	–	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	–	1.73	1.69	–	(0.68)	–	(0.68)	1.01	18.85
B	16.92	(0.20)	–	1.63	1.43	–	(0.68)	–	(0.68)	0.75	17.67
C	16.93	(0.15)	–	1.61	1.46	–	(0.68)	–	(0.68)	0.78	17.71
I	17.86	0.01	–	1.77	1.78	–	(0.68)	–	(0.68)	1.10	18.96
R3(G)	18.27	(0.02)	–	1.34	1.32	–	–	–	–	1.32	19.59
R4(G)	18.27	–	–	1.39	1.39	–	–	–	–	1.39	19.66
R5(G)	18.27	–	–	1.43	1.43	–	–	–	–	1.43	19.70
Y	18.57	0.04	–	1.81	1.85	–	(0.68)	–	(0.68)	1.17	19.74

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

10.45%		$224,294	1.49%		1.49%		1.49%		(0.24)%		44%
9.54		17,208	2.38		2.28		2.28		(1.04)		–
9.67		65,692	2.18		2.18		2.18		(0.93)		–
10.75		32,213	1.18		1.18		1.18		0.09		–
10.28		5,905	1.71		1.65		1.65		(0.39)		–
10.56		9,241	1.39		1.35		1.35		(0.09)		–
10.92		1,403	1.09		1.05		1.05		0.21		–
11.01		2,555	0.99		0.99		0.99		0.27		–

16.37		236,781	1.49		1.49		1.49		(0.03)		36
15.44		23,023	2.39		2.28		2.28		(0.84)		–
15.60		71,124	2.18		2.18		2.18		(0.72)		–
16.70		14,176	1.22		1.22		1.22		0.24		–
16.14		3,549	1.70		1.70		1.70		(0.17)		–
16.52		7,939	1.37		1.37		1.37		0.11		–
16.87		1,895	1.08		1.08		1.08		0.38		–
16.98		2,294	0.97		0.97		0.97		0.50		–

8.48		234,603	1.58		1.55		1.55		(0.18)		80
7.95		31,746	2.54		2.11		2.11		(0.75)		–
7.66		74,424	2.28		2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		1.40		0.00		–
8.89		1,412	1.11		1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.95		0.28		–

9.96	(F)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(F)	82,932	2.30		2.29		2.29		(1.15)		–
9.11	(F)	137,101	2.15		2.15		2.15		(0.99)		–
10.48	(F)	15,017	1.07		1.07		1.07		0.08		–
7.22	(H)	112	1.75	(I)	1.75	(I)	1.75	(I)	(0.50	) (I)	–
7.61	(H)	494	1.41	(I)	1.41	(I)	1.41	(I)	–	(I)	–
7.83	(H)	434	1.14	(I)	1.14	(I)	1.14	(I)	–	(I)	–
10.45	(F)	213,110	0.95		0.95		0.95		0.20		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Healthcare Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Healthcare Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

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Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

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The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$927.70	$7.19	$1,000.00	$1,017.74	$7.53	1.48%	184	365
Class B	$1,000.00	$923.80	$11.08	$1,000.00	$1,013.69	$11.60	2.29	184	365
Class C	$1,000.00	$924.00	$10.55	$1,000.00	$1,014.24	$11.04	2.18	184	365
Class I	$1,000.00	$928.80	$5.62	$1,000.00	$1,019.38	$5.88	1.16	184	365
Class R3	$1,000.00	$926.90	$8.02	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R4	$1,000.00	$927.70	$6.56	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$929.20	$5.13	$1,000.00	$1,019.89	$5.37	1.05	184	365
Class Y	$1,000.00	$929.90	$4.81	$1,000.00	$1,020.22	$5.03	0.99	184	365

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The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Healthcare Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

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The Hartford Healthcare Fund (formerly The Hartford Global Health Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-HC11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford High Yield Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide high current income, and long-term total return.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
High Yield A#	4.95%	6.50%	6.47%
High Yield A##	0.23%	5.52%	5.98%
High Yield B#	4.19%	5.69%	NA*
High Yield B##	-0.69%	5.40%	NA*
High Yield C#	4.20%	5.72%	5.74%
High Yield C##	3.22%	5.72%	5.74%
High Yield I#	5.36%	6.85%	6.64%
High Yield R3#	4.79%	6.24%	6.55%
High Yield R4#	4.95%	6.55%	6.71%
High Yield R5#	5.27%	6.80%	6.83%
High Yield Y#	5.32%	6.87%	6.87%
Barclays Capital U.S. Corporate High-Yield Index	5.17%	8.04%	9.15%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Corporate High-Yield Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford High Yield Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Carlos Feged, CFA	James Serhant, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford High Yield Fund returned 4.95%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmark, the Barclays Capital U.S. Corporate High-Yield Index returned 5.17%, while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.68%.

Why did the Fund perform this way?
While the performance of the High Yield Market was close to our expectation posited a year ago, the volatility experienced in achieving this return was much higher than we expected.  With one eye on global macro issues, including the European debt crisis, the United States debt ceiling debate and the global growth outlook, and another on the more traditional drivers of High Yield performance, including corporate earnings and balance sheets, the market has been whipsawed in unusual fashion over the last 12-months. Indeed, according to analysis performed by Hartford Investment Management Company, the monthly volatility of the High Yield market over the period was 30% higher than normal, with a monthly volatility of 2.6% compared to a historical average of 2% for the market and 2.2% in years with a similar return profile.

These return and volatility figures were in the context of an 8.07% return for the S&P 500 Index that can also be characterized as unusually volatile as evidenced by the 41% increase in the Chicago Board Options Exchange Volatility Index over the period. Compared to other fixed income asset classes, the High Yield market posted mixed results. Despite a yield advantage at the outset of the year, the Barclays U.S. Corporate High-Yield Index only narrowly beat the Barclays U.S. Aggregate Bond Index, which posted a 5% return during the period, driven by a strong rally in the long-end of the rates curve.

The Hartford High Yield Fund benefitted from strong security selection across most major sectors. Consumer Staples saw the best security selection with the Fund’s holdings outpacing the index holdings on the strength of its position in Great Atlantic & Pacific Tea Company which was purchased prior to the company’s bankruptcy filing on December 12, 2010. The bonds owned by the Fund benefitted from a security package that was under-appreciated by the market, and the company’s bankruptcy filing was a key catalyst to unlocking that value for our shareholders. Other strong issuer contributors were MGM Resorts, benefitting from an economic rebound on the Las Vegas Strip; Level 3 Communications, which acquired Global Crossing in a deleveraging transaction; and a large position in a unique Term Loan of Easton Bell Sports.

In 2011, we continued to struggle somewhat with the Financial sector. Last year we were hurt by a material underweight (i.e. the Fund’s sector position was less than the benchmark position) to the sector when it led the market, only to move to and maintain a market-weight for most of 2011, when the sector lagged due primarily to continued weakness in housing. Our security selection in the sector was also hurt by ill-advised purchases of Residential Capital, a subsidiary of Ally Financial with significant housing exposure, and Penson Worldwide, a small servicer to the brokerage industry for clearing and margin lending. While we believe our thesis on these issuers remains intact, both have suffered from various aspects of the negative headlines surrounding the financial problems emanating through the system, which has caused their securities prices to decline meaningfully.

Notwithstanding these issues, our biggest drags on performance at the issuer level came from Affinion Group Holdings, and a small position in auto sector convertible bonds that included General Motors, TRW Automotive and Dana Corporation. While Affinion is categorized as a consumer products company, it is tied to the financial sector through its customer base which includes many large financial institutions. Again, we believe our investment thesis is intact and that recent performance is driven by the headlines, and less by the fundamental realities of the issuer backing the bonds the Fund owns. We expect earnings to be a key validation of our thesis and result in a material recovery in Affinion’s bond prices.

On the auto side, entering the year our view was that healthy balance sheets in the Automotive sector were likely to be deployed in shareholder friendly actions. We believed equities stood to gain disproportionately from these actions as Automotive bonds presented paltry yields and re-leveraging risk. As a result, we saw better value in convertible bonds. We were wrong. Automotive bonds outperformed the High Yield market as strong balance sheets were kept intact and shielded fixed income investors from a deteriorating macroeconomic environment that led to significant equity market declines. At this point, we do not think the U.S. will enter into a recession and we believe the equity market is overly discounting the massive cash positions and strong earnings power of these auto companies. So, we are not yet giving up on this theme and believe earnings announcements and capital returns to shareholders will be catalysts for strong performance in 2012.

What is the outlook?
With the yield-to-worst on the Barclays U.S. Corporate High-Yield Index ranging in the 8.25-8.5% area and an average dollar price of the securities in the upper nineties, we believe the market

3

The Hartford High Yield Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

is priced on the rich side of the long-term history for these metrics. These figures reside in the context of more volatile financial markets that are hyper focused on Europe and the U.S. budget battles in Washington. With the outcomes of these so uncertain, we would expect volatility to remain elevated. We believe that only strong reforms that fix the structural issues in both the U.S. and Europe and promote sustained economic growth can alleviate the volatility experienced by the markets, and these appear a long way off.

Economic data in the U.S. has improved somewhat recently, giving us more confidence in the idea that we are near the floor in economic activity. We expect the U.S. economy to experience slow growth over the coming years. In this environment, we think spreads will likely continue to tighten meaningfully in the next year. It seems likely that macro events will provide attractive points to enter the market as volatility remains high.

We still expect default rates to rise, but we now see them peaking well below the historical range for this cycle. We believe this historical price range is largely priced into the markets. Nevertheless, we think more defaults will likely provide some interesting opportunities in the distressed debt arena.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Baa / BBB	2.3
Ba / BB	13.7
B	40.8
Caa / CCC or Lower	20.6
Unrated	2.6
U.S. Government Securities	10.9
Non Debt Securities and Other Short-Term Instruments	10.2
Other Assets & Liabilities	(1.1)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	0.5%
Common Stocks	0.2
Corporate Bonds	72.0
Preferred Stocks	0.7
Senior Floating Rate Interests	7.5
Warrants	0.0
Short-Term Investments	20.2
Other Assets and Liabilities	(1.1)
Total	100.0%

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	3.2%
Administrative Waste Management and Remediation	0.9
Agriculture, Forestry, Fishing and Hunting	0.7
Air Transportation	0.9
Apparel Manufacturing	0.3
Arts, Entertainment and Recreation	8.1
Chemical Manufacturing	1.2
Computer and Electronic Product Manufacturing	2.2
Construction	0.7
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.3
Finance and Insurance	11.3
Food Manufacturing	0.4
Food Services	0.6
Health Care and Social Assistance	4.6
Information	9.4
Machinery Manufacturing	0.5
Mining	1.3
Miscellaneous Manufacturing	0.8
Motor Vehicle & Parts Manufacturing	3.2
Paper Manufacturing	0.9
Petroleum and Coal Products Manufacturing	6.1
Pipeline Transportation	2.3
Plastics and Rubber Products Manufacturing	0.8
Primary Metal Manufacturing	0.7
Printing and Related Support Activities	0.7
Professional, Scientific and Technical Services	2.4
Public Administration	0.3
Rail Transportation	0.5
Real Estate and Rental and Leasing	2.2
Retail Trade	5.5
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Textile Product Mills	0.3
Truck Transportation	0.8
Utilities	3.8
Water Transportation	0.7
Wholesale Trade	0.7
Total	80.0%
Equity Securities
Automobiles & Components	0.7
Energy	0.2
Food, Beverage & Tobacco	0.0
Software & Services	0.0
Total	0.9%
Short-Term Investments	20.2
Other Assets and Liabilities	(1.1)
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Banc of America Large Loan
$2,530	1.99%, 11/15/2015 ■Δ	$2,304
	Soundview NIM Trust
920	0.00%, 12/25/2036 ⌂■●	–
		2,304

	Total asset & commercial mortgage backed securities
	(cost $3,363)	$2,304

CORPORATE BONDS - 72.0%
	Accommodation and Food Services - 3.2%
	Marina District Finance Co., Inc.
$1,608	9.50%, 10/15/2015	$1,592
	MGM Mirage, Inc.
7,438	11.13%, 11/15/2017	8,442
	MGM Resorts International
4,431	11.38%, 03/01/2018	4,819
	Wynn Las Vegas LLC
1,411	7.75%, 08/15/2020	1,552
		16,405
	Administrative Waste Management and Remediation - 0.9%
	Energy Solutions, Inc. LLC
1,694	10.75%, 08/15/2018	1,711
	Iron Mountain, Inc.
1,040	7.75%, 10/01/2019	1,079
	TransUnion LLC
1,635	11.38%, 06/15/2018	1,819
		4,609
	Agriculture, Forestry, Fishing and Hunting - 0.7%
	American Seafood Group LLC
2,315	10.75%, 05/15/2016 ■	2,321
1,195	15.00%, 05/15/2017 ■Þ	1,148
		3,469
	Air Transportation - 0.5%
	United Air Lines, Inc.
2,260	9.88%, 08/01/2013 ■	2,367

	Apparel Manufacturing - 0.3%
	Quiksilver, Inc.
1,878	6.88%, 04/15/2015	1,770

	Arts, Entertainment and Recreation - 6.8%
	Cenveo, Inc.
2,053	8.88%, 02/01/2018	1,781
	Cequel Communication LLC
1,469	8.63%, 11/15/2017 ■	1,535
	Clubcorp Club Operations, Inc.
2,207	10.00%, 12/01/2018	2,086
	Downstream Development Authority
1,213	10.50%, 07/01/2019 ■	1,165
	Equinix, Inc.
323	7.00%, 07/15/2021	344
	FireKeepers Development Authority
4,365	13.88%, 05/01/2015 ■	4,976
	First Data Corp.
3,129	10.55%, 09/24/2015 Þ	3,035
	Knight Ridder, Inc.
6,411	6.88%, 03/15/2029	3,141
	McClatchy Co.
2,867	11.50%, 02/15/2017	2,831
	NAI Entertainment Holdings LLC
960	8.25%, 12/15/2017 ■	1,010
	TL Acquisitions, Inc.
2,897	10.50%, 01/15/2015 ■	2,289
	UPC Germany GMBH
1,490	8.13%, 12/01/2017 ■	1,587
	Virgin Media Finance plc
1,420	9.50%, 08/15/2016	1,583
	XM Satellite Radio, Inc.
2,251	7.63%, 11/01/2018 ■	2,426
3,966	13.00%, 08/01/2013 ■	4,511
		34,300
	Chemical Manufacturing - 1.2%
	Ferro Corp.
2,552	7.88%, 08/15/2018	2,578
	Hexion Specialty Chemicals
296	8.88%, 02/01/2018	292
	Ineos Group Holdings plc
4,040	8.50%, 02/15/2016 ■	3,414
		6,284
	Computer and Electronic Product Manufacturing - 2.2%
	Advanced Micro Devices, Inc.
1,791	8.13%, 12/15/2017	1,845
	Magnachip Semiconductor
1,512	10.50%, 04/15/2018	1,546
	Nextel Communications, Inc.
1,256	7.38%, 08/01/2015	1,199
	Seagate HDD Cayman
1,690	7.75%, 12/15/2018 ■	1,766
	Seagate Technology International
1,286	10.00%, 05/01/2014 ■	1,463
	Sorenson Communications
1,260	10.50%, 02/01/2015 ■	832
	Stratus Technologies, Inc.
940	12.00%, 03/29/2015	841
	Viasystems, Inc.
1,455	12.00%, 01/15/2015 ■	1,568
		11,060
	Construction - 0.7%
	D.R. Horton, Inc.
1,520	6.50%, 04/15/2016	1,554
	Pulte Homes, Inc.
1,324	7.88%, 06/15/2032	1,102
	Shea Homes L.P.
1,216	8.63%, 05/15/2019 ■	1,101
		3,757
	Educational Services - 0.3%
	Laureate Education, Inc.
1,328	10.00%, 08/15/2015 ■	1,335

	Fabricated Metal Product Manufacturing - 0.3%
	BWAY Holding Co.
1,473	10.00%, 06/15/2018	1,510

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 72.0% - (continued)
	Finance and Insurance - 9.4%
	Ally Financial, Inc.
$2,260	7.50%, 09/15/2020	$2,283
1,787	8.30%, 02/12/2015	1,876
	CIT Group, Inc.
544	6.63%, 04/01/2018 ■	569
9,556	7.00%, 05/01/2017 ‡	9,556
	CNL Lifestyle Properties
2,649	7.25%, 04/15/2019	2,384
	Ford Motor Credit Co.
2,030	12.00%, 05/15/2015	2,548
	GMAC LLC
1,235	8.00%, 11/01/2031	1,232
	Hub International Holdings, Inc.
1,655	10.25%, 06/15/2015 ■	1,601
	Ineos Finance plc
795	9.00%, 05/15/2015 ■	817
	LBI Escrow Corp.
2,201	8.00%, 11/01/2017	2,476
	Liberty Mutual Group, Inc.
2,274	10.75%, 06/15/2058 ■	2,763
	Offshore Group Investments Ltd.
1,180	11.50%, 08/01/2015	1,286
190	11.50%, 08/01/2015 ■	207
	Penson Worldwide, Inc.
2,224	12.50%, 05/15/2017 ■	1,668
	Pinafore LLC
1,648	9.25%, 10/01/2018 ■	1,796
	Provident Funding Associates L.P.
1,812	10.13%, 02/15/2019 ■	1,703
3,119	10.25%, 04/15/2017 ■	3,119
	Residential Capital LLC
1,245	9.63%, 05/15/2015	1,083
	Springleaf Finance Corp.
9,258	6.90%, 12/15/2017	7,059
	UPCB Finance III Ltd.
1,665	6.63%, 07/01/2020 ■	1,657
		47,683
	Food Manufacturing - 0.4%
	JBS USA LLC
1,951	7.25%, 06/01/2021 ■	1,814

	Food Services - 0.6%
	Landry's Restaurants, Inc.
2,644	11.63%, 12/01/2015	2,803

	Health Care and Social Assistance - 4.6%
	Alere, Inc.
1,356	7.88%, 02/01/2016	1,342
	Aurora Diagnostics Holdings
1,563	10.75%, 01/15/2018 ■	1,563
	Biomet, Inc.
2,101	10.38%, 10/15/2017 Þ	2,269
	Examworks Group, Inc.
857	9.00%, 07/15/2019 ■	825
	Fresenius Medical Care US
1,030	6.50%, 09/15/2018 ■	1,082
	HCA, Inc.
8,051	7.50%, 11/15/2095	6,521
1,699	8.50%, 04/15/2019	1,869
	LifePoint Hospitals, Inc.
1,948	6.63%, 10/01/2020	2,031
	Rite Aid Corp.
1,418	10.25%, 10/15/2019	1,542
	Valeant Pharmaceuticals International
2,535	7.25%, 07/15/2022 ■	2,497
	Warner Chilcott, Inc.
1,601	7.75%, 09/15/2018	1,669
		23,210
	Information - 7.8%
	Charter Communications Holdings II LLC
2,064	13.50%, 11/30/2016	2,379
	Clearwire Corp.
3,434	12.00%, 12/01/2015 ■	2,936
	DISH DBS Corp.
3,277	7.88%, 09/01/2019	3,596
	Evertec, Inc.
1,795	11.00%, 10/01/2018	1,813
	Frontier Communications Corp.
1,611	7.88%, 01/15/2027	1,406
	GXS Worldwide, Inc.
1,688	9.75%, 06/15/2015	1,570
	iGate Corp.
1,640	9.00%, 05/01/2016 ■	1,632
	Intelsat Bermuda Ltd.
1,572	11.50%, 02/04/2017 Þ	1,572
	Intelsat Jackson Holdings Ltd.
3,419	8.50%, 11/01/2019	3,581
	Kabel Baden Wurttemberg GMBH & Co.
1,561	7.50%, 03/15/2019 ■	1,623
	Level 3 Financing, Inc.
4,580	10.00%, 02/01/2018	4,855
	Paetec Holding Corp.
1,371	9.88%, 12/01/2018	1,508
	Qwest Corp.
1,579	7.25%, 10/15/2035 ØΘ	1,563
	Sprint Capital Corp.
2,519	8.75%, 03/15/2032	2,091
	Trilogy International Partners LLC
2,276	10.25%, 08/15/2016 ■	2,122
	Videotron Ltee
1,656	9.13%, 04/15/2018	1,822
	Wind Acquisition Finance S.A
1,143	11.75%, 07/15/2017 ■	1,131
	Windstream Corp.
2,185	7.50%, 04/01/2023	2,218
		39,418
	Machinery Manufacturing - 0.5%
	Case New Holland, Inc.
2,154	7.88%, 12/01/2017	2,429

	Mining - 1.3%
	Arch Coal, Inc.
1,519	7.25%, 06/15/2021 ■	1,564
	FMG Resources Pty Ltd.
2,299	7.00%, 11/01/2015 ■	2,299
1,076	8.25%, 11/01/2019 ■	1,087

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 72.0% - (continued)
	Mining - 1.3% - (continued)
	Taseko Mines Ltd.
$1,461	7.75%, 04/15/2019	$1,366
		6,316
	Miscellaneous Manufacturing - 0.8%
	BE Aerospace, Inc.
1,428	6.88%, 10/01/2020	1,538
	Reynolds Group Issuer, Inc.
1,280	7.88%, 08/15/2019 ■	1,338
1,305	9.00%, 04/15/2019 ■	1,259
		4,135
	Motor Vehicle & Parts Manufacturing - 1.5%
	Chrysler Group
908	8.25%, 06/15/2021 ■	831
	Ford Motor Co.
1,550	7.50%, 08/01/2026	1,674
2,734	9.22%, 09/15/2021	3,253
	TRW Automotive, Inc.
1,274	3.50%, 12/01/2015	2,056
		7,814
	Paper Manufacturing - 0.9%
	Mercer International, Inc.
1,820	9.50%, 12/01/2017	1,843
	Sappi Papier Holding, Inc.
1,143	6.63%, 04/15/2021 ■	1,040
	Westvaco Corp.
1,642	8.20%, 01/15/2030	1,810
		4,693
	Petroleum and Coal Products Manufacturing - 6.0%
	Alon Refinancing Krotz Springs, Inc.
1,712	13.50%, 10/15/2014	1,746
	Alpha Natural Resources, Inc.
1,354	6.00%, 06/01/2019	1,344
	Bill Barrett Corp.
672	7.63%, 10/01/2019	711
1,175	9.88%, 07/15/2016 ‡	1,298
	Chaparral Energy, Inc.
1,547	9.88%, 10/01/2020	1,678
	Chesapeake Energy Corp.
1,775	6.88%, 08/15/2018	1,904
	Concho Resources, Inc.
1,619	7.00%, 01/15/2021	1,749
	Denbury Resources, Inc.
1,208	9.75%, 03/01/2016 ‡	1,338
	EV Energy Partners Finance
1,143	8.00%, 04/15/2019 ■	1,137
	Headwaters, Inc.
1,566	7.63%, 04/01/2019	1,362
	Key Energy Services, Inc.
1,750	6.75%, 03/01/2021	1,789
	Newfield Exploration Co.
783	5.75%, 01/30/2022	830
	Plains Exploration & Production Co.
2,523	10.00%, 03/01/2016	2,801
	Regency Energy Partners L.P.
1,436	9.38%, 06/01/2016	1,594
	Rosetta Resources, Inc.
1,762	9.50%, 04/15/2018	1,927
	Sandridge Energy, Inc.
1,690	8.75%, 01/15/2020	1,745
	Targa Resources Partners
1,604	11.25%, 07/15/2017	1,813
	Venoco, Inc.
1,520	8.88%, 02/15/2019	1,425
	Western Refining, Inc.
1,733	11.25%, 06/15/2017 ■	1,915
		30,106
	Pipeline Transportation - 2.3%
	Chesapeake Midstream Partners
1,158	5.88%, 04/15/2021 ■	1,170
	Dynegy Holdings, Inc.
5,354	7.75%, 06/01/2019	3,480
	Eagle Rock Energy Partners L.P.
1,853	8.38%, 06/01/2019 ■	1,862
	El Paso Corp.
2,013	7.80%, 08/01/2031	2,305
	Energy Transfer Equity L.P.
1,817	7.50%, 10/15/2020	1,962
	Markwest Energy
654	6.25%, 06/15/2022 ☼	670
		11,449
	Plastics and Rubber Products Manufacturing - 0.8%
	Plastipak Holdings, Inc.
1,559	10.63%, 08/15/2019 ■	1,691
	Sealed Air Corp.
314	8.13%, 09/15/2019 ■	341
508	8.38%, 09/15/2021 ■	550
	Titan International, Inc.
1,411	7.88%, 10/01/2017	1,482
		4,064
	Primary Metal Manufacturing - 0.7%
	Aleris International, Inc.
1,899	7.63%, 02/15/2018	1,828
	Novelis, Inc.
1,618	8.38%, 12/15/2017	1,747
		3,575
	Printing and Related Support Activities - 0.7%
	Harland Clarke Holdings Corp.
1,835	9.50%, 05/15/2015	1,358
	Sheridan (The) Group, Inc.
2,483	12.50%, 04/15/2014	2,129
		3,487
	Professional, Scientific and Technical Services - 2.4%
	Affinion Group, Inc.
7,605	11.50%, 10/15/2015	6,806
4,456	11.63%, 11/15/2015	3,643
	Global Geophysical Services, Inc.
1,869	10.50%, 05/01/2017	1,804
		12,253
	Public Administration - 0.3%
	CDRT Merger Sub, Inc.
1,609	8.13%, 06/01/2019 ■	1,609

	Rail Transportation - 0.5%
	RailAmerica, Inc.
2,115	9.25%, 07/01/2017	2,300

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 72.0% - (continued)
	Real Estate and Rental and Leasing - 2.2%
	Ashtead Capital, Inc.
$1,480	9.00%, 08/15/2016 ■	$1,539
	Avis Budget Car Rental LLC
2,438	9.63%, 03/15/2018	2,548
	International Lease Finance Corp.
2,255	8.88%, 09/01/2017 ╦	2,345
	Maxim Crane Works L.P.
1,656	12.25%, 04/15/2015 ■	1,507
	Realogy Corp.
1,501	11.00%, 04/15/2014 Þ	1,351
	United Rentals North America, Inc.
1,692	8.38%, 09/15/2020	1,756
		11,046
	Retail Trade - 4.5%
	Amerigas Partners L.P.
1,489	6.25%, 08/20/2019	1,474
	Building Materials Corp.
1,987	7.50%, 03/15/2020 ■	2,116
	Dollar General Corp.
2,200	11.88%, 07/15/2017 Þ	2,458
	Hillman Group, Inc.
1,761	10.88%, 06/01/2018	1,810
333	10.88%, 06/01/2018 ■	342
	J.C. Penney Co., Inc.
1,759	7.63%, 03/01/2097	1,513
	Jaguar Land Rover plc
2,094	8.13%, 05/15/2021 ■	2,063
	Liz Claiborne, Inc.
1,785	10.50%, 04/15/2019 ■	1,914
	Masonite International Co.
1,680	8.25%, 04/15/2021 ■	1,659
	Nebraska Book Co.
1,657	10.00%, 12/01/2011 Ψ	1,556
	Sears Holdings Corp.
1,741	6.63%, 10/15/2018	1,502
	Supervalu, Inc.
2,284	8.00%, 05/01/2016	2,398
	Toys R Us, Inc.
1,786	7.38%, 09/01/2016 ■	1,813
		22,618
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Yankee Candle Co.
1,924	10.25%, 02/15/2016	1,770

	Textile Product Mills - 0.3%
	Interface, Inc.
1,518	7.63%, 12/01/2018	1,590

	Truck Transportation - 0.8%
	Swift Transportation Co., Inc.
3,939	12.50%, 05/15/2017 ■	4,087

	Utilities - 3.8%
	AES Corp.
1,626	9.75%, 04/15/2016 ‡	1,846
	Calpine Corp.
4,340	7.88%, 01/15/2023 ■	4,579
	Edison Mission Energy
5,473	7.00%, 05/15/2017	3,831
	Energy Future Intermediate Holding Co. LLC
2,770	10.00%, 12/01/2020	2,908
	NRG Energy, Inc.
4,497	8.50%, 06/15/2019	4,699
	Reliant Energy, Inc.
1,169	9.24%, 07/02/2017	1,169
		19,032
	Water Transportation - 0.7%
	Seven Seas Cruises
1,792	9.13%, 05/15/2019 ■	1,828
	Ship Finance International Ltd.
1,911	8.50%, 12/15/2013 ╦	1,825
		3,653
	Wholesale Trade - 0.7%
	Spectrum Brands, Inc.
2,293	12.00%, 08/28/2019 Þ	2,528
	U.S. Foodservice, Inc.
1,225	8.50%, 06/30/2019 ■	1,185
		3,713
	Total corporate bonds
	(cost $363,677)	$363,533

SENIOR FLOATING RATE INTERESTS ♦ - 7.5%
	Air Transportation - 0.4%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$1,902	4.25%, 11/29/2013 ±⌂	$1,769

	Arts, Entertainment and Recreation - 1.3%
	AMC Entertainment Holdings, Inc.
4,124	5.35%, 06/13/2012 ±☼Þ	4,052
	Chester Downs and Marina LLC, Loan
890	12.38%, 07/31/2016 ±☼	892
	Revel Entertainment Group LLC
1,467	7.50%, 02/16/2018 ◊☼	1,326
		6,270
	Finance and Insurance - 1.4%
	Asurion Corp., Second Lien Term Loan
1,527	9.00%, 05/24/2019 ±☼	1,493
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Commitment
230	8.75%, 12/17/2017 ±	228
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Commitment
547	8.75%, 12/17/2017 ±	545
	Chrysler Group LLC
1,548	6.00%, 05/24/2017 ±☼	1,451
	Nuveen Investments, Inc., Second Lien Term Loan
3,314	12.50%, 07/31/2015 ±☼	3,417
		7,134
	Information - 1.6%
	Level 3 Communications Corp., Tranche Loan B Add-On
4,344	11.50%, 03/13/2014 ±	4,514

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 7.5% - (continued)
	Information - 1.6% - (continued)
	WideOpenWest Finance LLC, Second Lien Term Loan
$4,015	6.49%, 06/29/2015 ±☼Þ		$3,568
			8,082
	Motor Vehicle & Parts Manufacturing - 1.7%
	General Motors Co.
9,860	0.38%, 10/27/2015 ◊☼		8,775

	Petroleum and Coal Products Manufacturing - 0.1%
	Dynegy Power LLC
515	9.25%, 08/05/2016 ±		513

	Retail Trade - 1.0%
	Easton-Bell Sports, Inc.
5,302	11.50%, 12/31/2015 ±⌂Þ		5,143

	Total senior floating rate interests
	(cost $38,983)		$37,686

COMMON STOCKS - 0.2%
	Energy - 0.2%
104,552	KCA Deutag ⌂●†		$910

	Software & Services – 0.0%
16	Stratus Technologies, Inc. ⌂●†		–

	Total common stocks
	(cost $1,417)		$910

PREFERRED STOCKS - 0.7%
	Automobiles & Components - 0.7%
8	Dana Holding Corp., 4.00% ۞■		$992
60	General Motors Co., 4.75% ۞		2,477
			3,469
	Software & Services - 0.0%
4	Stratus Technologies, Inc. ⌂†		–

	Total preferred stocks
	(cost $4,089)		$3,469

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG Consolidated LLC ⌂■		$136

	Total warrants
	(cost $31)		$136

	Total long-term investments
	(cost $411,560)		$408,038

SHORT-TERM INVESTMENTS - 20.2%
Investment Pools and Funds – 9.3%
23,719	JP Morgan U.S. Government Money Market Fund		$23,719
23,403	State Street Bank U.S. Government Money Market Fund		23,403
			47,122

	U.S. Treasury Bills - 10.9%
$40,000	0.00%, 1/12/2012 ○		$39,999
15,000	0.01%, 2/2/2012 ○		14,999
			54,998
	Total short-term investments
	(cost $102,121)		$102,120

	Total investments
	(cost $513,681) ▲	101.1%	$510,158
	Other assets and liabilities	(1.1)%	(5,388)
	Total net assets	100.0%	$504,770

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 5.8% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $515,344 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,130
Unrealized Depreciation	(13,316)
Net Unrealized Depreciation	$(5,186)

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $910, which represents 0.2% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  The Fund has also pledged $620 of cash as collateral in connection with swap contracts.  In addition, securities valued at $284, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

Þ	This security may pay interest in additional principal instead of cash.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $117,696, which represents 23.3% of total net assets.

۞	Convertible security.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $13,649.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Θ	At October 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

							Unrealized
		Exercise	Expiration	Number of	Market	Premiums	Appreciation
Description (Counterparty)	Option Type	Price/ Rate	Date	Contracts*	Value	Received	(Depreciation)
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$88.50	12/22/2011	3,640,000	$296	$164	$(132)
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$90.00	12/22/2011	3,460,000	237	136	(101)
					$533	300	$(233)

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

10

Ø	This security, or a portion of this security, collateralized the written put options in the table below.

							Unrealized
	Option	Exercise	Expiration	Number of	Market	Premiums	Appreciation
Description (Counterparty)	Type	Price/ Rate	Date	Contracts*	Value	Received	(Depreciation)
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$88.50	12/22/2011	3,640,000	$23	$142	$119
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$90.00	12/22/2011	3,460,000	30	159	129
					$53	$301	$248

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2010 - 07/2010	1	ASG Consolidated LLC Warrants - 144A	$31
11/2010 - 07/2011	$5,302	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	5,253
03/2011	104,552	KCA Deutag	1,417
01/2011 - 07/2011	$1,902	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.25%, 11/29/2013	1,740
02/2007	$920	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	916
03/2010 - 07/2010	4	Stratus Technologies, Inc. Preferred	–
03/2010 - 07/2010	16	Stratus Technologies, Inc.	–

At October 31, 2011, the aggregate value of these securities was $7,958, which represents 1.6% of total net assets.

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index	Barclay Investment, Inc.	$45,000	Sell	5.00%	12/20/16	$(3,375)	$(2,716)	$659
McClatchy Co.	UBS Securities LLC	780	Buy	(5.00)% / 13.88%	09/20/15	277	202	(75)
						$(3,098)	$(2,514)	$584

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$2,304	$–	$2,304	$–
Common Stocks ‡	910	–	–	910
Corporate Bonds	363,533	–	362,364	1,169
Preferred Stocks	3,469	2,477	992	–
Senior Floating Rate Interests	37,686	–	37,686	–
Warrants	136	–	136	–
Short-Term Investments	102,120	47,122	54,998	–
Total	$510,158	$49,599	$458,480	$2,079
Credit Default Swaps *	659	–	659	–
Written Options *	248	–	248	–
Total	$907	$–	$907	$–
Liabilities:
Credit Default Swaps *	75	–	75	–
Written Options *	233	–	233	–
Total	$308	$–	$308	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Common Stocks	—	—	(507	)‡	—	1,417	—	—	—	910
Corporate Bonds	2,495	(640)	248 §		16	318	(2,871)	2,049	(446)	1,169
Preferred Stocks	—	—	—		—	—	—	—	—	—
Options Purchased	—	(36)	36		—	—	—	—	—	—
Total	$2,495	$(676)	$(223)		$16	$1,735	$(2,871)	$2,049	$(446)	$2,079

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was zero.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(507).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(62).

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $513,681)	$510,158
Cash	782 *
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on swap contracts	659
Receivables:
Investment securities sold	2,962
Fund shares sold	13,322
Dividends and interest	9,799
Swap premiums paid	277
Other assets	118
Total assets	538,077
Liabilities:
Unrealized depreciation on swap contracts	75
Payables:
Investment securities purchased	27,852
Fund shares redeemed	683
Investment management fees	58
Dividends	325
Administrative fees	—
Distribution fees	34
Accrued expenses	78
Swap premiums received	3,375
Written options (proceeds $601)	586
Other liabilities	241
Total liabilities	33,307
Net assets	$504,770
Summary of Net Assets:
Capital stock and paid-in-capital	$551,143
Accumulated undistributed net investment income	182
Accumulated net realized loss on investments and foreign currency transactions	(43,631)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(2,924)
Net assets	$504,770

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.20/$7.54
Shares outstanding	38,969
Net assets	$280,568
Class B: Net asset value per share	$7.17
Shares outstanding	1,815
Net assets	$13,007
Class C: Net asset value per share	$7.18
Shares outstanding	14,306
Net assets	$102,694
Class I: Net asset value per share	$7.23
Shares outstanding	11,917
Net assets	$86,138
Class R3: Net asset value per share	$7.20
Shares outstanding	198
Net assets	$1,423
Class R4: Net asset value per share	$7.20
Shares outstanding	67
Net assets	$483
Class R5: Net asset value per share	$7.20
Shares outstanding	45
Net assets	$321
Class Y: Net asset value per share	$7.19
Shares outstanding	2,800
Net assets	$20,136

*	Cash of $620 was pledged as collateral for open swap contracts at October 31, 2011.

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Operations
October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$177
Interest	34,520
Total investment income	34,697

Expenses:
Investment management fees	2,739
Administrative services fees	3
Transfer agent fees	551
Distribution fees
Class A	599
Class B	166
Class C	843
Class R3	5
Class R4	1
Custodian fees	21
Accounting services fees	76
Registration and filing fees	141
Board of Directors' fees	7
Audit fees	13
Other expenses	75
Total expenses (before waivers and fees paid indirectly)	5,240
Expense waivers	(299)
Custodian fee offset	—
Total waivers and fees paid indirectly	(299)
Total expenses, net	4,941
Net Investment Income	29,756
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,767
Net realized gain on written options	98
Net realized gain on swap contracts	492
Net realized loss on foreign currency contracts	(139)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	18,218
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(27,651)
Net unrealized appreciation of written options	15
Net unrealized appreciation of swap contracts	548
Net unrealized appreciation of foreign currency contracts	139
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(26,949)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(8,731)
Net Increase in Net Assets Resulting from Operations	$21,025

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$29,756	$31,396
Net realized gain on investments, other financial instruments and foreign currency transactions	18,218	36,228
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(26,949)	(834)
Net Increase In Net Assets Resulting From Operations	21,025	66,790
Distributions to Shareholders:
From net investment income
Class A	(17,146)	(19,351)
Class B	(1,074)	(1,631)
Class C	(5,436)	(4,937)
Class I	(2,838)	(841)
Class R3	(67)	(21)
Class R4	(26)	(9)
Class R5	(37)	(21)
Class Y	(3,015)	(4,713)
Total distributions	(29,639)	(31,524)
Capital Share Transactions:
Class A	2,549	60,875
Class B	(6,659)	(4,728)
Class C	18,786	27,975
Class I	64,175	17,782
Class R3	1,078	182
Class R4	173	289
Class R5	(154)	458
Class Y	(23,444)	(9,832)
Net increase from capital share transactions	56,504	93,001
Net Increase In Net Assets	47,890	128,267
Net Assets:
Beginning of period	456,880	328,613
End of period	$504,770	$456,880
Accumulated undistributed (distribution in excess of) net investment income (loss)	$182	$305

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

16

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

18

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset

20

backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option.

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund had no outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts for the Fund during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	23,250,000	355
Expired	(16,150,000)	(55)
Closed	—	—
Exercised	—	—
End of year	7,100,000	$300

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	14,225,000	344
Expired	(7,125,000)	(43)
Closed	—	—
Exercised	—	—
End of year	7,100,000	$301

c)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of

22

payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$—	$—	$659	$—	$—	$—	$659
Total	$—	$—	$659	$—	$—	$—	$659

Liabilities:
Unrealized depreciation on swap contracts	$—	$—	$75	$—	$—	$—	$75
Written options, market value	—	—	586	—	—	—	586
Total	$—	$—	$661	$—	$—	$—	$661

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$—	$(116)	$—	$—	$—	$—	$(116)
Net realized gain on written options	—	—	98	—	—	—	98
Net realized gain on swap contracts	—	—	492	—	—	—	492
Net realized loss on foreign currency contracts	—	(139)	—	—	—	—	(139)
Total	$—	$(255)	$590	$—	$—	$—	$335

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of investments in purchased options	$—	$113	$—	$—	$—	$—	$113
Net change in unrealized appreciation of written options	—	—	15	—	—	—	15
Net change in unrealized appreciation of swap contracts	—	—	548	—	—	—	548
Net change in unrealized appreciation of foreign currency contracts	—	139	—	—	—	—	139
Total	$—	$252	$563	$—	$—	$—	$815

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention

24

(or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$29,686	$31,625

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$520
Accumulated Capital Losses *	(41,969)
Unrealized Depreciation †	(4,587)
Total Accumulated Deficit	$(46,036)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(240)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	240

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2014	$2,104
2016	21,761
2017	18,104
Total	$41,969

As of October 31, 2011, the Fund utilized $19,498 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

26

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $824 and contingent deferred sales charges of $50 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $29.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	13
Class R5	17
Class Y	15

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$479,163
Sales Proceeds Excluding U.S. Government Obligations	498,511

28

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	29,956	2,026	(31,653)	—	329	29,211	2,371	(23,000)	—	8,582
Amount	$219,290	$14,952	$(231,693)	$—	$2,549	$205,374	$16,755	$(161,254)	$—	$60,875
Class B
Shares	353	125	(1,377)	—	(899)	490	193	(1,360)	—	(677)
Amount	$2,588	$924	$(10,171)	$—	$(6,659)	$3,441	$1,352	$(9,521)	$—	$(4,728)
Class C
Shares	11,677	596	(9,606)	—	2,667	7,314	533	(3,920)	—	3,927
Amount	$85,052	$4,388	$(70,654)	$—	$18,786	$51,604	$3,759	$(27,388)	$—	$27,975
Class I
Shares	19,994	322	(11,254)	—	9,062	4,495	58	(2,005)	—	2,548
Amount	$144,991	$2,390	$(83,206)	$—	$64,175	$31,671	$411	$(14,300)	$—	$17,782
Class R3
Shares	167	9	(28)	—	148	33	3	(11)	—	25
Amount	$1,218	$67	$(207)	$—	$1,078	$238	$20	$(76)	$—	$182
Class R4
Shares	82	3	(61)	—	24	52	1	(13)	—	40
Amount	$603	$25	$(455)	$—	$173	$373	$9	$(93)	$—	$289
Class R5
Shares	48	5	(75)	—	(22)	65	2	(2)	—	65
Amount	$360	$36	$(550)	$—	$(154)	$454	$18	$(14)	$—	$458
Class Y
Shares	1,303	418	(4,972)	—	(3,251)	3,103	451	(4,866)	—	(1,312)
Amount	$9,778	$3,015	$(36,237)	$—	$(23,444)	$22,015	$3,179	$(35,026)	$—	$(9,832)
Total
Shares	63,580	3,504	(59,026)	—	8,058	44,763	3,612	(35,177)	—	13,198
Amount	$463,880	$25,797	$(433,173)	$—	$56,504	$315,170	$25,503	$(247,672)	$—	$93,001

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	235	$1,748
For the Year Ended October 31, 2010	391	$2,763

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

29

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

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31

The Hartford High Yield Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$7.37	$0.53	$–	$(0.17)	$0.36	$(0.53)	$–	$–	$(0.53)	$(0.17)	$7.20
B	7.34	0.48	–	(0.17)	0.31	(0.48)	–	–	(0.48)	(0.17)	7.17
C	7.35	0.47	–	(0.16)	0.31	(0.48)	–	–	(0.48)	(0.17)	7.18
I	7.39	0.55	–	(0.16)	0.39	(0.55)	–	–	(0.55)	(0.16)	7.23
R3	7.36	0.51	–	(0.16)	0.35	(0.51)	–	–	(0.51)	(0.16)	7.20
R4	7.37	0.53	–	(0.17)	0.36	(0.53)	–	–	(0.53)	(0.17)	7.20
R5	7.37	0.56	–	(0.18)	0.38	(0.55)	–	–	(0.55)	(0.17)	7.20
Y	7.36	0.57	–	(0.18)	0.39	(0.56)	–	–	(0.56)	(0.17)	7.19

For the Year Ended October 31, 2010
A	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
B	6.71	0.54	–	0.64	1.18	(0.55)	–	–	(0.55)	0.63	7.34
C	6.71	0.54	–	0.65	1.19	(0.55)	–	–	(0.55)	0.64	7.35
I	6.74	0.61	–	0.66	1.27	(0.62)	–	–	(0.62)	0.65	7.39
R3	6.73	0.56	–	0.65	1.21	(0.58)	–	–	(0.58)	0.63	7.36
R4	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
R5	6.73	0.61	–	0.65	1.26	(0.62)	–	–	(0.62)	0.64	7.37
Y	6.73	0.62	–	0.64	1.26	(0.63)	–	–	(0.63)	0.63	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	–	1.22	1.81	(0.60)	–	–	(0.60)	1.21	6.73
B	5.51	0.55	–	1.21	1.76	(0.56)	–	–	(0.56)	1.20	6.71
C	5.51	0.54	–	1.21	1.75	(0.55)	–	–	(0.55)	1.20	6.71
I	5.53	0.61	–	1.21	1.82	(0.61)	–	–	(0.61)	1.21	6.74
R3	5.52	0.57	–	1.22	1.79	(0.58)	–	–	(0.58)	1.21	6.73
R4	5.53	0.59	–	1.21	1.80	(0.60)	–	–	(0.60)	1.20	6.73
R5	5.53	0.60	–	1.21	1.81	(0.61)	–	–	(0.61)	1.20	6.73
Y	5.53	0.61	–	1.21	1.82	(0.62)	–	–	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (E)
A	7.92	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.52
B	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
C	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
I	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
R3	7.93	0.56	–	(2.41)	(1.85)	(0.56)	–	–	(0.56)	(2.41)	5.52
R4	7.93	0.59	–	(2.41)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.53
R5	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
Y	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	–	(0.01)	0.57	(0.58)	–	–	(0.58)	(0.01)	7.92
B	7.92	0.52	–	(0.01)	0.51	(0.52)	–	–	(0.52)	(0.01)	7.91
C	7.92	0.53	–	(0.01)	0.52	(0.53)	–	–	(0.53)	(0.01)	7.91
I(F)	8.25	0.26	–	(0.33)	(0.07)	(0.25)	–	–	(0.25)	(0.32)	7.93
R3(I)	8.04	0.48	–	(0.13)	0.35	(0.46)	–	–	(0.46)	(0.11)	7.93
R4(I)	8.04	0.50	–	(0.13)	0.37	(0.48)	–	–	(0.48)	(0.11)	7.93
R5(I)	8.04	0.52	–	(0.13)	0.39	(0.50)	–	–	(0.50)	(0.11)	7.93
Y	7.92	0.71	–	(0.09)	0.62	(0.61)	–	–	(0.61)	0.01	7.93

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 31, 2007.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on December 22, 2006.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

4.95%		$280,568	1.14%		1.05%		1.05%		7.19%		117%
4.19		13,007	1.99		1.80		1.80		6.45		–
4.20		102,694	1.83		1.80		1.80		6.43		–
5.36		86,138	0.82		0.79		0.79		7.38		–
4.79		1,423	1.51		1.35		1.35		6.85		–
4.95		483	1.19		1.05		1.05		7.13		–
5.27		321	0.84		0.75		0.75		7.45		–
5.32		20,136	0.73		0.70		0.70		7.53		–

19.14		284,606	1.20		1.20		1.20		8.43		141
18.17		19,919	2.06		1.95		1.95		7.73		–
18.38		85,523	1.89		1.89		1.89		7.73		–
19.63		21,098	0.88		0.88		0.88		8.51		–
18.70		371	1.61		1.45		1.45		8.16		–
19.20		318	1.27		1.15		1.15		8.24		–
19.51		492	0.90		0.88		0.88		8.52		–
19.47		44,553	0.79		0.79		0.79		8.85		–

35.01		202,256	1.30		1.15		1.15		10.16		182
34.05		22,749	2.18		1.80		1.80		9.54		–
33.90		51,777	1.96		1.90		1.90		9.41		–
35.30		2,068	0.86		0.86		0.86		10.36		–
34.68		166	1.69		1.40		1.40		9.89		–
34.83		18	1.36		1.10		1.10		10.21		–
35.11		11	0.89		0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		–
(25.01)		21,634	1.97		1.90		1.90		7.30		–
(24.11)		777	0.82		0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		1.40		7.93		–
(24.32)		8	1.19		1.10		1.10		8.15		–
(24.16)		8	0.90		0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		0.79		8.57		–

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		–
6.63		35,066	2.03		1.83		1.83		6.58		–
(0.76	) (G)	149	0.95	(H)	0.75	(H)	0.75	(H)	8.07	(H)	–
4.49	(G)	10	1.66	(H)	1.40	(H)	1.40	(H)	6.99	(H)	–
4.75	(G)	10	1.34	(H)	1.10	(H)	1.10	(H)	7.29	(H)	–
4.96	(G)	11	1.06	(H)	0.85	(H)	0.85	(H)	7.54	(H)	–
7.96		4,897	0.87		0.67		0.67		7.62		–

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

34

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

35

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

36

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford High Yield Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

38

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$981.50	$5.25	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class B	$1,000.00	$977.70	$8.97	$1,000.00	$1,016.13	$9.15	1.80	184	365
Class C	$1,000.00	$977.70	$8.98	$1,000.00	$1,016.12	$9.16	1.80	184	365
Class I	$1,000.00	$981.50	$4.03	$1,000.00	$1,021.14	$4.11	0.80	184	365
Class R3	$1,000.00	$980.00	$6.74	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R4	$1,000.00	$980.20	$5.25	$1,000.00	$1,019.90	$5.35	1.05	184	365
Class R5	$1,000.00	$981.70	$3.75	$1,000.00	$1,021.42	$3.82	0.75	184	365
Class Y	$1,000.00	$981.90	$3.50	$1,000.00	$1,021.68	$3.57	0.70	184	365

39

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford High Yield Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds, when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

41

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

42

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-HY11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Inflation Plus Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview 10/31/02 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Inflation Plus A#	8.19%	7.44%	6.31%
Inflation Plus A##	3.32%	6.45%	5.76%
Inflation Plus B#	7.35%	6.63%	NA*
Inflation Plus B##	2.35%	6.32%	NA*
Inflation Plus C#	7.36%	6.63%	5.53%
Inflation Plus C##	6.36%	6.63%	5.53%
Inflation Plus I#	8.45%	7.75%	6.48%
Inflation Plus R3#	7.83%	7.05%	5.91%
Inflation Plus R4#	8.14%	7.35%	6.10%
Inflation Plus R5#	8.55%	7.64%	6.28%
Inflation Plus Y#	8.63%	7.77%	6.36%
Barclays Capital U.S. TIPS Index	9.03%	7.54%	6.90%

#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance between 11/28/03 and 12/22/06 reflects Class Y share performance and operating expenses. Accordingly, the "Since Inception" performance shown for Class Y, R3, R4 and R5 is since the commencement of Class Y shares operations on 11/28/03.

Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Inflation Plus Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
John Hendricks	Raymond Humphrey
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford Inflation Plus Fund returned 8.19%, before sales charges, for the twelve-month period ended October 31, 2011, versus its benchmark, the Barclays Capital U.S. TIPS Index, which returned 9.03%, and the 7.03% average return of the Lipper Treasury Inflation Protected Securities peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The Treasury Inflation Protected Securities (TIPS) market garnered significant attention not only because investors were seeking inflation protection but also because of the strong absolute performance of TIPS versus other asset classes during the period. Throughout the period under review, the U.S. Federal Reserve Bank (Fed) monetary policy remained highly accommodative. The upshot of this policy stance was a sharply weaker U.S. dollar and significantly higher commodity prices, as investors flocked to real assets as a store of value. The price of gold skyrocketed from approximately $1,325 in January 2011 to almost $1,900 per ounce in August 2011. The rise in commodity prices was broad based and not isolated to just precious metals such as gold. Industrial metals prices rose sharply as well. As if manmade problems weren’t enough, severe climate disasters contributed to upward price pressure on some food products and other agricultural products, such as cotton. The reduced purchasing power of the U.S. dollar contributed to sharply higher import prices driven mostly by higher energy prices. Crude oil climbed from $85/barrel in November 2010 to over $110 per barrel by May 2011.

The combination of higher energy prices, rising food prices, and sharply higher import prices all worked together to quickly propel headline inflation in the U.S. higher. By the end of the period, the headline Consumer Price Index (CPI) stood at 3.9% year over year. This was in sharp contrast to the 1.5% year over year rate that prevailed at the end of 2010. Not too surprisingly, the TIPS market performed extremely well versus nominal Treasuries in this environment. At the end of July 2011, the total return of the Barclays Capital U.S. TIPS Index exceeded the total return of the Treasury Index by 568 basis points. After July, the TIPS sector gave back some of its out performance versus nominal Treasuries. For one, the European debt crisis resurfaced with renewed vigor precipitating safe haven buying of the U.S. dollar. With a stronger dollar and fears of a global recession on the rise, commodity prices corrected lower and TIPS lost some of their luster. Even so, the total return of the TIPS Index stood at 12.7% on a year-to-date basis versus 8.0% for the Treasury Index at the end of October 2011.

The Fund maintained a high allocation to TIPS over this extremely volatile period in rates and inflation breakevens. One of our central views during this period was that inflation in the U.S. would remain firm in spite of moderate to slow growth and slack in the economy. Even though inflation continued to trend higher over the period, TIPS breakevens suffered a sharp setback starting in late July that lasted until mid September. This was largely the result of renewed recession fears and “risk off” trades as a result of renewed fears over the European Union crisis. Rather than allocate away from TIPS, we chose to underweight (i.e. the Fund’s sector position was less than the benchmark position) shorter maturity TIPS. This curve positioning was largely responsible for the Fund outperforming versus the benchmark on a gross basis over the period under review. Over the one year period duration risk detracted from performance. The Funds 2% allocation to Treasuries and 3% allocation to U.S. agencies was also a drag on performance given the strong outperformance of TIPS on balance over the period.

What is the outlook?
We believe the European debt crisis will continue to put a damper on breakevens (i.e. TIPS versus Nominal Treasuries) in the near term. That being said, TIPS breakevens have rebounded from their cheapest levels reached around mid September. We believe headline inflation has peaked for now and in the near term will ease somewhat from the 3.9% year over year rate established in September. TIPS valuations are still attractive in our opinion even though some moderation is expected in the months ahead. Breakevens are still significantly below the levels we saw earlier in the year. Inflation expectations could start to rise again particularly as U.S. monetary policy and European monetary policy become more aligned. The European Central Bank will likely ease policy further given the impact the debt crisis has had on confidence in Europe and the likely austerity measures that are needed to address the crisis. We believe the asset class remains well supported from both domestic and overseas accounts as investors grow increasingly concerned about global central bank policies.

3

The Hartford Inflation Plus Fund
Manager Discussion (Unaudited) - (continued)
October 31, 2011

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Caa / CCC or Lower	0.0%
U.S. Government Securities	99.5
Non Debt Securities and Other Short-Term Instruments	0.3
Other Assets & Liabilities	0.2
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Finance and Insurance	0.0%
Interest Rate Contracts	0.1
U.S. Government Agencies	0.0
U.S. Government Securities	99.5
Short-Term Investments	0.2
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Nationstar Home Equity Loan Trust
$33	0.00%, 03/25/2037 ⌂■●†	$–

	Total asset & commercial mortgage backed securities
	(cost $33)	$–

U.S. GOVERNMENT AGENCIES - 0.0%
	Federal National Mortgage Association - 0.0%
$6	9.75%, 07/01/2020	$6
3	10.50%, 12/01/2018	3
1	11.50%, 07/01/2015	–
		9
	Government National Mortgage Association - 0.0%
5	11.00%, 12/20/2015 - 12/20/2018	6

	Total U.S. government agencies
	(cost $15)	$15

U.S. GOVERNMENT SECURITIES - 99.5%
U.S. Treasury Securities - 99.5%
	U.S. Treasury Bonds - 33.1%
$91,885	1.75%, 01/15/2028 ◄	$117,380
45,580	2.00%, 01/15/2026 ◄	62,914
95,905	2.13%, 02/15/2040 - 02/15/2041 ◄	131,896
218,960	2.38%, 01/15/2025 - 01/15/2027 ◄	322,028
82,310	2.50%, 01/15/2029 ◄	113,748
5,000	3.63%, 04/15/2028 ◄	10,261
		758,227
	U.S. Treasury Notes - 66.4%
73,620	0.13%, 04/15/2016 ◄	79,155
175,075	0.50%, 04/15/2015 ◄	192,855
61,000	0.63%, 07/15/2021 ◄	64,571
50,000	1.00%, 09/30/2016	50,035
194,175	1.13%, 01/15/2021 ◄	221,122
43,040	1.25%, 07/15/2020 ◄	49,781
203,580	1.38%, 07/15/2018 - 01/15/2020 ◄	239,443
43,400	1.63%, 01/15/2015 ◄	56,041
78,655	1.88%, 07/15/2015 - 07/15/2019 ◄	100,522
261,110	2.00%, 04/15/2012 - 01/15/2016 ◄ØΘ	336,648
44,330	2.13%, 01/15/2019 ◄	54,954
60,000	2.63%, 07/15/2017 ◄	78,112
		1,523,239
		2,281,466
	Total U.S. government securities
	(cost $2,173,936)	$2,281,466

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
Interest Rate Contracts - 0.1%
	10 Year U.S. Treasury Note
1	Expiration: 11/28/2011, Exercise Price: $129.50	$1,291
2	Expiration: 11/28/2011, Exercise Price: $134.00	125
		1,416
	Total call options purchased
	(cost $1,924)	$1,416

PUT OPTIONS PURCHASED - 0.0%
Interest Rate Contracts - 0.0%
	10 Year U.S. Treasury Note
1	Expiration: 11/28/2011, Exercise Price: $127.00	$359
	90 Day Euro
1	Expiration: 03/20/2012, Exercise Price: $99.00	113
		472
	Total put options purchased
	(cost $1,493)	$472

	Total long-term investments
	(cost $2,177,401)	$2,283,369

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.2%
Investment Pools and Funds - 0.0%
118	JP Morgan U.S. Government Money Market Fund	$118

Repurchase Agreements - 0.2%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $889,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $906)
$889	0.08%, 10/31/2011	889
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,646,
	collateralized by U.S. Treasury Note
	0.13% - 0.38%, 2012 - 2013, value of
	$1,678)
1,645	0.05%, 10/31/2011	1,645
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,750,
	collateralized by U.S. Treasury Note
	1.50% - 4.25%, 2013 - 2016, value of
	$1,785)
1,750	0.07%, 10/31/2011	1,750
The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments - (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2% - (continued)
Repurchase Agreements - 0.2% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $507, collateralized by U.S. Treasury Bond 3.88%, 2040, value of $517)
$507	0.08%, 10/31/2011		$507
			4,791
U.S. Treasury Bills - 0.0%
685	0.01%, 2/2/2012 □○		$685

	Total short-term investments
	(cost $5,594)		$5,594

	Total investments
	(cost $2,182,995) ▲	99.8%	$2,288,963
	Other assets and liabilities	0.2%	3,853
	Total net assets	100.0%	$2,292,816

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $2,185,573 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$107,844
Unrealized Depreciation	(4,454)
Net Unrealized Appreciation	$103,390

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At October 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	350	Short	12/30/2011	$42,913	$42,674	$(239)
10 Year U.S. Treasury Note	200	Long	12/20/2011	25,813	25,773	40
CME Ultra Long Term U.S. Treasury Bond	75	Long	12/20/2011	11,428	10,931	497
U.S. Treasury Bond	100	Long	12/20/2011	13,903	13,589	314
						$612

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

6

Θ	At October 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Interest Rate	$129.00	11/28/2011	500	$563	$312	$(251)
10 Year U.S. Treasury Note	Interest Rate	$130.50	11/28/2011	1,700	$903	$947	$44
10 Year U.S. Treasury Note	Interest Rate	$135.00	11/28/2011	2,000	$63	$402	$339
U.S. Treasury Bond	Interest Rate	$141.00	11/28/2011	150	$225	$145	$(80)
U.S. Ultra Bond	Interest Rate	$156.00	11/28/2011	75	$163	$234	$71
					$1,917	$2,040	$123

*	The number of contracts does not omit 000's.

Ø	This security, or a portion of this security, collateralized the written put options in the table below.

Description	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Interest Rate	$126.00	11/28/2011	1,000	$203	$638	$435
90 Day Euro	Interest Rate	$98.50	03/20/2012	1,000	56	284	228
					$259	$922	$663

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$33	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	$33

The aggregate value and percentage of net assets of these securities at October 31, 2011, rounds to zero.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Call Options Purchased	1,416	1,416	–	–
Put Options Purchased	472	472	–	–
U.S. Government Agencies	15	–	15	–
U.S. Government Securities	2,281,466	269,767	2,011,699	–
Short-Term Investments	5,594	118	5,476	–
Total	$2,288,963	$271,773	$2,017,190	$–
Futures *	851	851	–	–
Written Options *	1,117	1,117	–	–
Total	$1,968	$1,968	$–	$–
Liabilities:
Futures *	239	239	–	–
Written Options *	331	331	–	–
Total	$570	$570	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	*	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 rounds to zero.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,182,995)	$2,288,963
Foreign currency on deposit with custodian (cost $9)	9
Receivables:
Fund shares sold	4,853
Dividends and interest	8,926
Variation margin	533
Other assets	162
Total assets	2,303,446
Liabilities:
Payables:
Fund shares redeemed	7,381
Investment management fees	201
Dividends	138
Administrative fees	3
Distribution fees	190
Variation margin	268
Accrued expenses	273
Written options (proceeds $2,962)	2,176
Total liabilities	10,630
Net assets	$2,292,816
Summary of Net Assets:
Capital stock and paid-in-capital	$2,096,690
Accumulated undistributed net investment income	4,323
Accumulated net realized gain on investments and foreign currency transactions	84,437
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	107,366
Net assets	$2,292,816

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.36/$12.94
Shares outstanding	67,663
Net assets	$836,386
Class B: Net asset value per share	$12.22
Shares outstanding	5,922
Net assets	$72,383
Class C: Net asset value per share	$12.21
Shares outstanding	55,581
Net assets	$678,916
Class I: Net asset value per share	$12.44
Shares outstanding	24,147
Net assets	$300,497
Class R3: Net asset value per share	$12.31
Shares outstanding	5,296
Net assets	$65,208
Class R4: Net asset value per share	$12.37
Shares outstanding	2,066
Net assets	$25,566
Class R5: Net asset value per share	$12.42
Shares outstanding	1,189
Net assets	$14,764
Class Y: Net asset value per share	$12.44
Shares outstanding	24,052
Net assets	$299,096
The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	81,508
Total investment income	81,508

Expenses:
Investment management fees	9,958
Administrative services fees	135
Transfer agent fees	1,959
Distribution fees
Class A	1,922
Class B	832
Class C	6,400
Class L*	44
Class R3	243
Class R4	48
Custodian fees	4
Accounting services fees	389
Registration and filing fees	231
Board of Directors' fees	44
Audit fees	27
Other expenses	299
Total expenses (before waivers)	22,535
Expense waivers	(355)
Total waivers	(355)
Total expenses, net	22,180
Net Investment Income	59,328
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	107,152
Net realized gain on futures	857
Net realized gain on written options	6,905
Net realized gain on foreign currency contracts	297
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	115,213
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(11,581)
Net unrealized appreciation of futures	677
Net unrealized appreciation of written options	568
Net unrealized appreciation of foreign currency contracts	157
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(10,179)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	105,034
Net Increase in Net Assets Resulting from Operations	$164,362

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$59,328	$25,574
Net realized gain on investments, other financial instruments and foreign currency transactions	115,213	100,633
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(10,179)	68,739
Net Increase In Net Assets Resulting From Operations	164,362	194,946
Distributions to Shareholders:
From net investment income
Class A	(20,086)	(11,708)
Class B	(1,704)	(978)
Class C	(13,221)	(5,432)
Class I	(7,266)	(3,412)
Class L*	(582)	(275)
Class R3	(1,215)	(212)
Class R4	(515)	(111)
Class R5	(316)	(23)
Class Y	(9,577)	(4,502)
From net realized gain on investments
Class A	(34,407)	(3,745)
Class B	(4,360)	(580)
Class C	(29,129)	(2,947)
Class I	(10,358)	(874)
Class L*	(1,051)	—
Class R3	(1,485)	(38)
Class R4	(632)	(20)
Class R5	(124)	(2)
Class Y	(13,962)	(995)
Total distributions	(149,990)	(35,854)
Capital Share Transactions:
Class A	11,837	154,328 †
Class B	(29,689)	(427)‡
Class C	2,547	164,212 §
Class I	52,916	89,715
Class L*	(26,675)	22,868 **
Class R3	29,576	26,320
Class R4	10,508	10,789
Class R5	11,118	2,460
Class Y	(22,959)	130,267 ††
Net increase from capital share transactions	39,179	600,532
Net Increase In Net Assets	53,551	759,624
Net Assets:
Beginning of period	2,239,265	1,479,641
End of period	$2,292,816	$2,239,265
Accumulated undistributed (distribution in excess of) net investment income (loss)	$4,323	$(288)

*	Class L merged into Class A on August 5, 2011. Please refer to the Notes to Financial Statements for further details.
†	Includes merger activity in the amount of $79,889.
‡	Includes merger activity in the amount of $16,518.
§	Includes merger activity in the amount of $24,193.
**	Includes merger activity in the amount of $24,389.
††	Includes merger activity in the amount of $59,682.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

14

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

d)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of

16

Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	53,500	19,347
Expired	(4,850)	(1,461)
Closed	(44,225)	(15,846)
Exercised	—	—
End of year	4,425	$2,040

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	2,200	$1,240
Written	50,299	28,282
Expired	(10,200)	(4,224)
Closed	(40,299)	(24,376)
Exercised	—	—
End of year	2,000	$922

*	The number of contracts does not omit 000's.

d)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,888	$—	$—	$—	$—	$—	$1,888
Variation margin receivable *	533	—	—	—	—	—	533
Total	$2,421	$—	$—	$—	$—	$—	$2,421

Liabilities:
Variation margin payable *	$268	$—	$—	$—	$—	$—	$268
Written options, market value	2,176	—	—	—	—	—	2,176
Total	$1,908	$—	$—	$—	$—	$—	$2,444

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $612 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

18

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(8,565)	$(708)	$—	$—	$—	$—	$(9,273)
Net realized gain on futures	857	—	—	—	—	—	857
Net realized gain on written options	6,905	—	—	—	—	—	6,905
Net realized gain on foreign currency contracts	—	297	—	—	—	—	297
Total	$(803)	$(411)	$—	$—	$—	$—	$(1,214)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$(1,822)	$(76)	$—	$—	$—	$—	$(1,898)
Net change in unrealized appreciation of futures	677	—	—	—	—	—	677
Net change in unrealized appreciation of written options	568	—	—	—	—	—	568
Net change in unrealized appreciation of foreign currency contracts	—	157	—	—	—	—	157
Total	$(577)	$81	$—	$—	$—	$—	$(496)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$111,824	$35,927
Long-Term Capital Gains ‡	38,315	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$50,698
Undistributed Long-Term Capital Gain	49,442
Accumulated Capital Losses *	(7,265)
Unrealized Appreciation †	103,390
Total Accumulated Earnings	$196,265

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

20

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(235)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	235

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$4,074
2017	3,191
Total	$7,265

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. As of October 31, 2011, the Fund utilized $8,473 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $ 10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were decreased by 0.004%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $ 10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	0.55%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $3,279 and contingent deferred sales charges of $346 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the

22

remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $59. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$113,772
Sales Proceeds Excluding U.S. Government Obligations	153,722
Cost of Purchases for U.S. Government Obligations	4,935,020
Sales Proceeds for U.S. Government Obligations	4,794,894

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	23,314	4,263	(28,951)	1,968	594	30,672	1,172	(25,249)	7,058	13,653
Amount	$275,149	$49,304	$(338,630)	$26,014	$11,837	$353,910	$13,553	$(293,024)	$79,889	$154,328
Class B
Shares	379	437	(3,391)	—	(2,575)	482	109	(2,057)	1,471	5
Amount	$4,456	$4,983	$(39,128)	$—	$(29,689)	$5,519	$1,250	$(23,714)	$16,518	$(427)
Class C
Shares	13,933	2,963	(16,849)	—	47	22,976	552	(11,224)	2,156	14,460
Amount	$162,955	$33,830	$(194,238)	$—	$2,547	$262,952	$6,314	$(129,247)	$24,193	$164,212
Class I
Shares	14,144	998	(10,759)	—	4,383	16,059	238	(8,571)	—	7,726
Amount	$167,964	$11,631	$(126,679)	$—	$52,916	$186,773	$2,778	$(99,836)	$—	$89,715
Class L
Shares	17	124	(198)	(1,966)	(2,023)	27	21	(180)	2,155	2,023
Amount	$200	$1,437	$(2,298)	$(26,014)	$(26,675)	$344	$240	$(2,105)	$24,389	$22,868
Class R3
Shares	3,092	233	(779)	—	2,546	2,470	21	(213)	—	2,278
Amount	$36,098	$2,691	$(9,213)	$—	$29,576	$28,548	$249	$(2,477)	$—	$26,320
Class R4
Shares	1,578	98	(782)	—	894	1,093	11	(174)	—	930
Amount	$18,537	$1,131	$(9,160)	$—	$10,508	$12,693	$131	$(2,035)	$—	$10,789
Class R5
Shares	1,278	37	(360)	—	955	264	2	(55)	—	211
Amount	$14,939	$439	$(4,260)	$—	$11,118	$3,065	$24	$(629)	$—	$2,460
Class Y
Shares	6,916	1,966	(10,661)	—	(1,779)	10,721	460	(5,086)	5,249	11,344
Amount	$81,721	$22,871	$(127,551)	$—	$(22,959)	$124,651	$5,355	$(59,421)	$59,682	$130,267
Total
Shares	64,651	11,119	(72,730)	2	3,042	84,764	2,586	(52,809)	18,089	52,630
Amount	$762,019	$128,317	$(851,157)	$—	$39,179	$978,455	$29,894	$(612,488)	$204,671	$600,532

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	603	$7,020
For the Year Ended October 31, 2010	268	$3,122

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

24

11.	Class Merger:

At its May 3, 2011, meeting, the Board of Directors of The Hartford Mutual Funds, Inc. approved the reclassification of Class L shares into Class A shares of the Fund.

Effective with the close of business on August 5, 2011, Class L was merged into Class A. The merger was accomplished by a tax-free exchange as detailed below:

	Class A	Class L
Shares exchanged	N/A	1,966
Shares issued - to Class L shareholders	1,968	N/A
Net assets immediately before merger	$791,169	$23,884
Net assets immediately after merger	$815,053	N/A

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A(D)	$12.27	$0.35	$–	$0.58	$0.93	$(0.32)	$(0.52)	$–	$(0.84)	$0.09	$12.36
B	12.16	0.26	–	0.57	0.83	(0.25)	(0.52)	–	(0.77)	0.06	12.22
C	12.15	0.26	–	0.57	0.83	(0.25)	(0.52)	–	(0.77)	0.06	12.21
I	12.34	0.37	–	0.59	0.96	(0.34)	(0.52)	–	(0.86)	0.10	12.44
R3	12.23	0.30	–	0.59	0.89	(0.29)	(0.52)	–	(0.81)	0.08	12.31
R4	12.28	0.34	–	0.58	0.92	(0.31)	(0.52)	–	(0.83)	0.09	12.37
R5	12.31	0.36	–	0.61	0.97	(0.34)	(0.52)	–	(0.86)	0.11	12.42
Y	12.33	0.39	–	0.59	0.98	(0.35)	(0.52)	–	(0.87)	0.11	12.44

For the Year Ended October 31, 2010 (E)
A	11.39	0.17	–	0.96	1.13	(0.18)	(0.07)	–	(0.25)	0.88	12.27
B	11.30	0.09	–	0.95	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.16
C	11.29	0.08	–	0.96	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.15
I	11.45	0.20	–	0.96	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.34
R3	11.36	0.12	–	0.96	1.08	(0.14)	(0.07)	–	(0.21)	0.87	12.23
R4	11.40	0.15	–	0.97	1.12	(0.17)	(0.07)	–	(0.24)	0.88	12.28
R5	11.42	0.18	–	0.98	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.31
Y	11.43	0.21	–	0.97	1.18	(0.21)	(0.07)	–	(0.28)	0.90	12.33

For the Year Ended October 31, 2009 (E)
A	9.78	0.09	–	1.59	1.68	(0.07)	–	–	(0.07)	1.61	11.39
B	9.76	(0.07)	–	1.66	1.59	(0.05)	–	–	(0.05)	1.54	11.30
C	9.75	(0.01)	–	1.60	1.59	(0.05)	–	–	(0.05)	1.54	11.29
I	9.81	0.19	–	1.52	1.71	(0.07)	–	–	(0.07)	1.64	11.45
R3	9.78	0.26	–	1.38	1.64	(0.06)	–	–	(0.06)	1.58	11.36
R4	9.79	0.30	–	1.37	1.67	(0.06)	–	–	(0.06)	1.61	11.40
R5	9.80	0.30	–	1.39	1.69	(0.07)	–	–	(0.07)	1.62	11.42
Y	9.80	0.02	–	1.68	1.70	(0.07)	–	–	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	–	(0.87)	(0.27)	(0.61)	–	–	(0.61)	(0.88)	9.78
B	10.64	0.53	–	(0.88)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.76
C	10.63	0.52	–	(0.87)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.75
I	10.68	0.62	–	(0.85)	(0.23)	(0.64)	–	–	(0.64)	(0.87)	9.81
R3	10.67	0.53	–	(0.85)	(0.32)	(0.57)	–	–	(0.57)	(0.89)	9.78
R4	10.67	0.57	–	(0.86)	(0.29)	(0.59)	–	–	(0.59)	(0.88)	9.79
R5	10.68	0.58	–	(0.83)	(0.25)	(0.63)	–	–	(0.63)	(0.88)	9.80
Y	10.69	0.66	–	(0.91)	(0.25)	(0.64)	–	–	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	–	0.21	0.60	(0.38)	–	–	(0.38)	0.22	10.66
B	10.45	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.64
C	10.44	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.63
I	10.44	0.31	–	0.32	0.63	(0.39)	–	–	(0.39)	0.24	10.68
R3(F)	10.41	0.39	–	0.22	0.61	(0.35)	–	–	(0.35)	0.26	10.67
R4(F)	10.41	0.41	–	0.22	0.63	(0.37)	–	–	(0.37)	0.26	10.67
R5(F)	10.41	0.43	–	0.22	0.65	(0.38)	–	–	(0.38)	0.27	10.68
Y	10.45	0.38	–	0.26	0.64	(0.40)	–	–	(0.40)	0.24	10.69

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Class L was merged into Class A on August 5, 2011 (See Class Merger in accompanying Notes to Financial Statements).
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

8.19%		$836,386	0.87%		0.85%		0.85%		2.89%		232%
7.35		72,383	1.67		1.60		1.60		2.14		–
7.36		678,916	1.60		1.60		1.60		2.16		–
8.45		300,497	0.64		0.60		0.60		3.19		–
7.83		65,208	1.22		1.20		1.20		2.70		–
8.14		25,566	0.92		0.90		0.90		2.93		–
8.55		14,764	0.63		0.60		0.60		3.69		–
8.63		299,096	0.51		0.51		0.51		3.37		–

10.06		822,952	0.92		0.90		0.90		1.52		322
9.28		103,313	1.71		1.65		1.65		0.77		–
9.28		674,801	1.65		1.65		1.65		0.75		–
10.32		243,916	0.71		0.65		0.65		1.74		–
9.67		33,638	1.29		1.25		1.25		1.09		–
9.97		14,398	0.98		0.97		0.97		1.35		–
10.30		2,878	0.68		0.67		0.67		1.60		–
10.49		318,524	0.57		0.57		0.57		1.88		–

17.20		608,161	0.96		0.85		0.85		0.89		145
16.30		95,935	1.75		1.60		1.60		(0.64)		–
16.32		463,764	1.69		1.60		1.60		(0.07)		–
17.53		137,773	0.74		0.60		0.60		1.92		–
16.78		5,355	1.38		1.25		1.25		2.73		–
17.14		2,758	1.02		1.00		1.00		3.07		–
17.30		258	0.76		0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91		0.85		5.60		437
(3.81)		75,789	1.80		1.66		1.60		4.82		–
(3.82)		241,305	1.75		1.66		1.60		4.86		–
(2.74)		27,135	0.75		0.65		0.60		5.28		–
(3.56)		216	1.43		1.30		1.25		5.63		–
(3.23)		17	1.12		1.06		1.00		5.29		–
(2.94)		28	0.75		0.75		0.70		4.92		–
(2.90)		138,292	0.65		0.65		0.60		5.85		–

5.86		184,558	1.22		1.03		0.85		3.09		608
5.05		68,593	2.01		1.78		1.60		2.51		–
5.05		159,067	1.97		1.78		1.60		2.31		–
6.22		3,501	0.71		0.61		0.58		2.85		–
5.98	(G)	10	1.59	(H)	1.40	(H)	1.23	(H)	4.36	(H)	–
6.15	(G)	10	1.28	(H)	1.15	(H)	0.99	(H)	4.61	(H)	–
6.42	(G)	11	0.99	(H)	0.89	(H)	0.72	(H)	4.86	(H)	–
6.23		164,155	0.82		0.72		0.56		3.71		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

28

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	95.61%
Other Securities	4.39%
Total	100.00%

QII†	100.00%
QSTCG†	100.00%

*	The income received from federal obligations.
†
Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C) (QII) and as short-term capital gain distributions under IRC Sec. 871(k)(2)(C) (QSTCG).

32

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,076.30	$4.45	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,072.30	$8.36	$1,000.00	$1,017.14	$8.14	1.60	184	365
Class C	$1,000.00	$1,072.40	$8.31	$1,000.00	$1,017.18	$8.09	1.60	184	365
Class I	$1,000.00	$1,078.00	$3.14	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class R3	$1,000.00	$1,074.80	$6.28	$1,000.00	$1,019.16	$6.11	1.20	184	365
Class R4	$1,000.00	$1,076.00	$4.71	$1,000.00	$1,020.67	$4.58	0.90	184	365
Class R5	$1,000.00	$1,078.20	$3.14	$1,000.00	$1,022.18	$3.06	0.60	184	365
Class Y	$1,000.00	$1,078.50	$2.65	$1,000.00	$1,022.65	$2.58	0.51	184	365

33

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Inflation Plus Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

35

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IP11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford International Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
International Growth A#	-3.75%	-4.39%	4.81%
International Growth A##	-9.04%	-5.46%	4.22%
International Growth B#	-4.35%	-5.04%	NA*
International Growth B##	-9.14%	-5.34%	NA*
International Growth C#	-4.46%	-5.10%	4.05%
International Growth C##	-5.41%	-5.10%	4.05%
International Growth I#	-3.36%	-4.04%	5.00%
International Growth R3#	-3.81%	-4.65%	4.90%
International Growth R4#	-3.47%	-4.31%	5.09%
International Growth R5#	-3.23%	-4.01%	5.25%
International Growth Y#	-3.22%	-3.89%	5.32%
MSCI EAFE Growth Index	-2.46%	-0.56%	5.82%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Growth Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux
Director	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford International Growth Fund returned -3.75%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the MSCI EAFE Growth Index, which returned -2.46% for the same period. The Fund outperformed the -4.97% return of the average fund in the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equities experienced a high degree of volatility during the first part of the period driven by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. During October there was a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s fiscal crises. Within the benchmark, Consumer Staples (8%), Health Care (5%), and Energy (5%) gained the most during the period. Financials (-19%), Materials, (-7%) and Industrials (-3%) lagged.

The Fund’s underperformance relative to the MSCI EAFE Growth Index was driven by security selection. Stock selection was strongest in Financials, Industrials, and Information Technology. This was offset by weaker selection in Energy, Telecommunication Services, and Materials. Sector positioning, a residual of bottom-up stock selection, contributed positively to benchmark-relative performance. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to the Financials and Materials sectors helped relative results, while an underweight to Consumer Staples and Energy detracted.

Temenos Group (Information Technology), Central European Distribution (Consumer Staples), and Vallourec (Industrials) were the main detractors from benchmark-relative and absolute (i.e. total return) performance during the period. Temenos Group is a Switzerland-based provider of integrated modular core banking systems. Shares declined in the latter part of the period as the company issued revenue guidance below expectations. Central European Distribution, Central Europe's largest integrated spirit beverages business, saw its shares fall due to higher-than-expected investments in Poland and a production stoppage in Russia over a dispute with tax authorities. Vallourec is a producer of seamless steel tube products for industrial applications based in France. Shares fell on the back of rising raw materials costs that weighed on the company’s profit margins.

Top contributors to the Fund’s relative performance (i.e. return of the Fund as measured against the benchmark) were Burberry (Consumer Discretionary), Lancashire Holdings (Financials), and HSBC (Financials). Shares of luxury retailer Burberry rose on the back of strong fourth-quarter sales. Revenues increased by more than 40% driven by strong demand for luxury brands from developing markets. Full-year profits showed similar increases. Global provider of specialty insurance products Lancashire Holdings’ stock outperformed as rates for insurance premiums increased and the company bought back stock. Shares of U.K.-based global bank HSBC slumped after reporting weaker than expected third-quarter results and continued economic uncertainty facing Europe, the U.S. and Asia. Our decision not to own the stock contributed to benchmark-relative performance. British American Tobacco (Consumer Staples) and Imperial Tobacco (Consumer Staples) also contributed positively to the Fund’s absolute performance.

What is the outlook?
We continue to face elevated uncertainty across the macro environment with investors closely watching the sovereign debt crisis in Europe. This has led to high levels of risk aversion, record high stock correlations, and a general flight to safety. In this environment, investors seemed to crave low volatility, safety stocks, and the fundamentals of many solid companies were, we believe, largely ignored. We believe that barring a catastrophic liquidity event in Europe, we should eventually return to an environment where fundamentals once again matter. History suggests that periods following correlation peaks have been positive for bottom-up stock pickers, as differentiation among individual stocks’ performance returns. We continue to remain true to our process, focusing on high quality companies with attractive valuations, solid fundamentals, and strong balance sheets.

We select stocks individually based on their merits. As a result of bottom-up stock selection, Information Technology was the Fund’s largest absolute weight and largest overweight

3

The Hartford International Growth Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

(i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Consumer Discretionary, Industrials, Health Care, and Telecommunication Services. The Fund held less-than-benchmark weights in the Materials, Financials, Consumer Staples, Energy, and Utilities sectors at the end of the period.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	1.8
Capital Goods (Industrials)	12.1
Commercial & Professional Services (Industrials)	5.5
Consumer Durables & Apparel (Consumer Discretionary)	6.2
Consumer Services (Consumer Discretionary)	5.9
Diversified Financials (Financials)	2.9
Energy (Energy)	2.3
Food & Staples Retailing (Consumer Staples)	3.7
Food, Beverage & Tobacco (Consumer Staples)	9.0
Health Care Equipment & Services (Health Care)	6.5
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	1.2
Materials (Materials)	7.1
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.2
Retailing (Consumer Discretionary)	3.8
Semiconductors & Semiconductor Equipment (Information Technology)	1.8
Software & Services (Information Technology)	10.2
Technology Hardware & Equipment (Information Technology)	4.4
Telecommunication Services (Services)	2.4
Transportation (Industrials)	4.4
Other Assets and Liabilities	0.5
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Australia	2.5%
Austria	0.8
Belgium	0.7
Brazil	1.2
Canada	5.1
China	1.6
Colombia	0.7
Denmark	1.5
Finland	1.6
France	12.6
Germany	7.8
Hong Kong	3.1
India	0.5
Ireland	1.1
Israel	2.2
Italy	0.7
Japan	12.4
Luxembourg	1.7
Norway	1.9
Panama	1.1
Portugal	1.0
Russia	0.6
Spain	1.0
Sweden	2.1
Switzerland	2.4
Taiwan	1.2
Thailand	1.2
United Kingdom	26.5
United States	2.7
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford International Growth Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Australia - 2.5%
19	Campbell Brothers	$904
252	Challenger Financial Services Group Ltd.	1,201
246	Transurban Group	1,349
		3,454
	Austria - 0.8%
12	Andritz AG	1,076

	Belgium - 0.7%
23	UCB S.A.	1,017

	Brazil - 1.2%
76	Cetip S.A. - Balcao Organizado	1,040
24	Petroleo Brasileiro S.A. ADR	657
		1,697
	Canada - 5.1%
39	Barrick Gold Corp.	1,927
93	CAE, Inc.	994
54	CGI Group, Inc. Class A ●	1,113
67	Methanex Corp.	1,740
26	SNC-Lavalin Group, Inc.	1,331
		7,105
	China - 1.6%
8	Baidu, Inc. ADR ●	1,101
34	Ctrip.com International Ltd. ADR ●	1,172
		2,273
	Colombia - 0.7%
77	Almacenes Exito S.A.	989

	Denmark - 1.5%
53	DSV A/S	1,057
9	Novo Nordisk A/S	967
		2,024
	Finland - 1.6%
48	Outotec Oyj	2,249

	France - 12.6%
491	Alcatel S.A. ●	1,356
14	Bureau Veritas S.A.	1,123
26	Cie Generale d'Optique Essilor International S.A.	1,875
69	Club Mediterranee ●	1,301
13	Dassault Systemes S.A.	1,114
43	Edenred	1,211
19	Groupe Danone	1,292
16	Neopost S.A.	1,200
84	Safran S.A.	2,752
24	Schneider Electric S.A.	1,406
16	Sodexo	1,135
13	Vallourec	759
12	Zodiac Aerospace	951
		17,475
	Germany - 7.8%
18	Adidas-Salomon AG	1,251
39	Fresenius Medical Care AG & Co.	2,873
12	Fresenius SE & Co. KGaA	1,203
5	Linde AG	803
16	MTU Aero Engines Holdings AG	1,040
30	SAP AG	1,841
23	Software AG	968
40	United Internet AG	798
		10,777
	Hong Kong - 3.1%
71	China Mobile Ltd.	675
676	Li & Fung Ltd.	1,303
560	Samsonite International S.A. ●	925
693	Shangri-La Asia Ltd.	1,392
		4,295
	India - 0.5%
137	Educomp Solutions Ltd.	757

	Ireland - 1.1%
50	Shire plc	1,575

	Israel - 2.2%
27	Check Point Software Technologies Ltd. ADR ●	1,553
36	Teva Pharmaceutical Industries Ltd. ADR	1,455
		3,008
	Italy - 0.7%
60	Salvatore Ferragamo Italia S.p.A. ●	979

	Japan - 12.4%
90	Bridgestone Corp.	2,107
23	DeNa Co., Ltd.	984
22	FamilyMart Co., Ltd.	849
26	Gree, Inc.	826
83	IBJ Leasing Co., Ltd.	1,868
18	Kakaku.com, Inc.	729
85	Nabtesco Corp.	1,862
1	Rakuten, Inc.	714
18	Sankyo Co., Ltd.	946
51	Sega Sammy Holdings, Inc.	1,100
46	Softbank Corp.	1,491
38	Start Today Co., Ltd.	812
35	Sugi Holdings Co., Ltd.	911
32	West Japan Railway Co.	1,358
55	Yusen Logistics Co. Ltd.	737
		17,294
	Luxembourg - 1.7%
10	Millicom International Cellular SDR	1,085
51	SES Global S.A.	1,302
		2,387
	Norway - 1.9%
131	Petroleum Geo-Services ●	1,427
25	Yara International ASA	1,187
		2,614
	Panama - 1.1%
22	Copa Holdings S.A. Class A	1,498

	Portugal - 1.0%
85	Jeronimo Martins	1,458

	Russia - 0.6%
42	Mining and Metallurgical Co. Norilsk Nickel ADR	830

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Spain - 1.0%
16	Industria de Diseno Textil S.A.	$1,453

	Sweden - 2.1%
43	Swedish Match Ab	1,501
132	Telefonaktiebolaget LM Ericsson ADR	1,377
		2,878
	Switzerland - 2.4%
27	CIE Financiere Richemont S.A.	1,538
1	Galenica AG	787
50	Temenos Group AG ●	954
		3,279
	Taiwan - 1.2%
391	E Ink Holdings, Inc.	798
334	Taiwan Semiconductor Manufacturing Co., Ltd.	814
		1,612
	Thailand - 1.2%
1,306	Bank of Ayudhya plc	840
587	CP All plc	897
		1,737
	United Kingdom - 26.5%
174	Arm Holdings plc	1,633
117	Babcock International Group plc	1,322
51	BG Group plc	1,106
52	British American Tobacco plc	2,376
82	Burberry Group plc	1,760
90	Capital Group plc	1,045
298	Compass Group plc	2,703
82	Diageo Capital plc	1,690
34	GlaxoSmithKline plc	766
101	Imperial Tobacco Group plc	3,672
34	Intertek Group plc	1,135
143	Lancashire Holdings Ltd.	1,641
26	Next plc	1,076
13	Reckitt Benckiser Group plc	669
36	Rio Tinto plc	1,967
221	Rolls-Royce Holdings plc	2,486
119	Serco Group plc	992
74	Smith & Nephew plc	680
63	Spectris plc	1,280
70	Standard Chartered plc	1,629
64	Unilever plc	2,155
71	Virgin Media, Inc.	1,733
80	Xstrata plc	1,327
		36,843
	United States - 2.7%
30	Covidien International plc		1,411
23	Netease.com, Inc. ●		1,094
20	Open Text Corp. ●		1,196
			3,701
	Total common stocks
	(cost $132,837)		$138,334

	Total long-term investments
	(cost $132,837)		$138,334

	Total investments
	(cost $132,837) ▲	99.5%	$138,334
	Other assets and liabilities	0.5%	727
	Total net assets	100.0%	$139,061

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 96.8% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $133,059 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,675
Unrealized Depreciation	(7,400)
Net Unrealized Appreciation	$5,275

●	Non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	Morgan Stanley	Sell	$733	$735	11/01/2011	$2
Canadian Dollar	Brown Brothers Harriman	Sell	170	169	11/03/2011	(1)
Swedish Krona	Deutsche Bank Securities	Sell	542	558	11/01/2011	16
						$17

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration of Securities at October 31, 2011

Percentage of
Description	Net Assets
Australian Dollar	2.5%
Brazilian Real	0.7
British Pound	26.4
Canadian Dollar	3.7
Colombian Peso	0.7
Danish Kroner	1.5
Euro	27.1
Hong Kong Dollar	3.1
Indian Rupee	0.5
Japanese Yen	12.4
Norwegian Krone	1.9
Swedish Krona	1.9
Swiss Franc	2.4
Taiwanese Dollar	1.2
Thai Bhat	1.3
United States Dollar	12.2
Other Assets and Liabilities	0.5
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$3,454	$–	$3,454	$–
Austria	1,076	–	1,076	–
Belgium	1,017	–	1,017	–
Brazil	1,697	1,697	–	–
Canada	7,105	7,105	–	–
China	2,273	2,273	–	–
Colombia	989	989	–	–
Denmark	2,024	–	2,024	–
Finland	2,249	–	2,249	–
France	17,475	–	17,475	–
Germany	10,777	–	10,777	–
Hong Kong	4,295	925	3,370	–
India	757	–	757	–
Ireland	1,575	–	1,575	–
Israel	3,008	3,008	–	–
Italy	979	979	–	–
Japan	17,294	–	17,294	–
Luxembourg	2,387	–	2,387	–
Norway	2,614	–	2,614	–
Panama	1,498	1,498	–	–
Portugal	1,458	–	1,458	–
Russia	830	830	–	–
Spain	1,453	–	1,453	–
Sweden	2,878	1,377	1,501	–
Switzerland	3,279	–	3,279	–
Taiwan	1,612	–	1,612	–
Thailand	1,737	897	840	–
United Kingdom	36,843	1,733	35,110	–
United States	3,701	3,701	–	–
Total	138,334	27,012	111,322	–
Foreign Currency Contracts*	18	–	18	–
Total	$18	$–	$18	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total	$1	$–	$1	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $132,837)	$138,334
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	18
Receivables:
Investment securities sold	1,948
Fund shares sold	59
Dividends and interest	174
Other assets	129
Total assets	140,663
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Bank overdraft -- U.S. Dollars	238
Payables:
Investment securities purchased	857
Fund shares redeemed	393
Investment management fees	23
Administrative fees	—
Distribution fees	11
Accrued expenses	79
Total liabilities	1,602
Net assets	$139,061
Summary of Net Assets:
Capital stock and paid-in-capital	$403,853
Accumulated undistributed net investment income	905
Accumulated net realized loss on investments and foreign currency transactions	(271,196)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	5,499
Net assets	$139,061

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.25/$9.79
Shares outstanding	10,961
Net assets	$101,400
Class B: Net asset value per share	$8.57
Shares outstanding	1,402
Net assets	$12,013
Class C: Net asset value per share	$8.57
Shares outstanding	1,728
Net assets	$14,806
Class I: Net asset value per share	$9.21
Shares outstanding	581
Net assets	$5,354
Class R3: Net asset value per share	$9.33
Shares outstanding	83
Net assets	$777
Class R4: Net asset value per share	$9.45
Shares outstanding	141
Net assets	$1,335
Class R5: Net asset value per share	$9.58
Shares outstanding	14
Net assets	$139
Class Y: Net asset value per share	$9.61
Shares outstanding	337
Net assets	$3,237

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,079
Interest	3
Less: Foreign tax withheld	(519)
Total investment income	3,563

Expenses:
Investment management fees	1,456
Administrative services fees	4
Transfer agent fees	597
Distribution fees
Class A	311
Class B	149
Class C	183
Class R3	4
Class R4	4
Custodian fees	27
Accounting services fees	31
Registration and filing fees	96
Board of Directors' fees	4
Audit fees	8
Other expenses	61
Total expenses (before waivers and fees paid indirectly)	2,935
Expense waivers	(61)
Transfer agent fee waivers	(106)
Commission recapture	(5)
Custodian fee offset	—
Total waivers and fees paid indirectly	(172)
Total expenses, net	2,763
Net Investment Income	800
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,078
Net realized loss on foreign currency contracts	(856)
Net realized loss on other foreign currency transactions	(128)
Net Realized Gain on Investments and Foreign Currency Transactions	16,094
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(22,044)
Net unrealized appreciation of foreign currency contracts	1,193
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(26)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(20,877)
Net Loss on Investments and Foreign Currency Transactions	(4,783)
Net Decrease in Net Assets Resulting from Operations	$(3,983)

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$800	$855
Net realized gain on investments and foreign currency transactions	16,094	20,568
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(20,877)	14,790
Net Increase (Decrease) In Net Assets Resulting From Operations	(3,983)	36,213
Distributions to Shareholders:
From net investment income
Class A	—	(2,553)
Class B	—	(268)
Class C	—	(248)
Class I	—	(310)
Class R3	—	(8)
Class R4	—	(5)
Class R5	—	—
Class Y	—	(93)
Total distributions	—	(3,485)
Capital Share Transactions:
Class A	(30,797)	(31,008)
Class B	(3,975)	(4,062)
Class C	(4,566)	(3,722)
Class I	(1,001)	(7,921)
Class R3	238	96
Class R4	1,001	45
Class R5	35	95
Class Y	(116)	(3,429)
Net decrease from capital share transactions	(39,181)	(49,906)
Proceeds from regulatory settlements	—	34
Net Decrease In Net Assets	(43,164)	(17,144)
Net Assets:
Beginning of period	182,225	199,369
End of period	$139,061	$182,225
Accumulated undistributed (distribution in excess of) net investment income (loss)	$905	$1,175

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

14

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$18	$—	$—	$—	$—	$18
Total	$—	$18	$—	$—	$—	$—	$18

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(856)	$—	$—	$—	$—	$(856)
Total	$—	$(856)	$—	$—	$—	$—	$(856)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$1,193	$—	$—	$—	$—	$1,193
Total	$—	$1,193	$—	$—	$—	$—	$1,193

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$—	$3,485

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$905
Accumulated Capital Losses *	(270,974)
Unrealized Appreciation †	5,277
Total Accumulated Deficit	$(264,792)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1,070)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,070

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$160,429
2017	110,545
Total	$270,974

As of October 31, 2011, the Fund utilized $16,937 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.50%
Class B Shares	2.25
Class C Shares	2.25
Class I Shares	1.17
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.95

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $190 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder

20

used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $11.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	-%	39.31%
Class B	-	38.11
Class C	-	38.27
Class I	-	39.73
Class Y	-	40.01

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	11
Class Y	11

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$148,866
Sales Proceeds Excluding U.S. Government Obligations	187,875

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	896	—	(3,957)	—	(3,061)	1,447	300	(5,423)	—	(3,676)
Amount	$9,015	$—	$(39,812)	$—	$(30,797)	$12,322	$2,489	$(45,819)	$—	$(31,008)
Class B
Shares	20	—	(447)	—	(427)	34	33	(580)	—	(513)
Amount	$193	$—	$(4,168)	$—	$(3,975)	$277	$259	$(4,598)	$—	$(4,062)
Class C
Shares	109	—	(600)	—	(491)	202	30	(702)	—	(470)
Amount	$1,017	$—	$(5,583)	$—	$(4,566)	$1,605	$234	$(5,561)	$—	$(3,722)
Class I
Shares	343	—	(462)	—	(119)	135	17	(1,105)	—	(953)
Amount	$3,533	$—	$(4,534)	$—	$(1,001)	$1,137	$141	$(9,199)	$—	$(7,921)
Class R3
Shares	36	—	(13)	—	23	29	1	(19)	—	11
Amount	$369	$—	$(131)	$—	$238	$251	$8	$(163)	$—	$96
Class R4
Shares	124	—	(24)	—	100	22	1	(19)	—	4
Amount	$1,240	$—	$(239)	$—	$1,001	$202	$5	$(162)	$—	$45
Class R5
Shares	3	—	—	—	3	10	—	—	—	10
Amount	$35	$—	$—	$—	$35	$95	$—	$—	$—	$95
Class Y
Shares	243	—	(258)	—	(15)	178	11	(609)	—	(420)
Amount	$2,564	$—	$(2,680)	$—	$(116)	$1,622	$93	$(5,144)	$—	$(3,429)
Total
Shares	1,774	—	(5,761)	—	(3,987)	2,057	393	(8,457)	—	(6,007)
Amount	$17,966	$—	$(57,147)	$—	$(39,181)	$17,511	$3,229	$(70,646)	$—	$(49,906)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	55	$552
For the Year Ended October 31, 2010	96	$818

11.	Proceeds from Regulatory Settlement:

22

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $34, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data - (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2011 (E)
A	$9.61	$0.06	$–	$(0.42)	$(0.36)	$–	$–	$–	$–	$(0.36)	$9.25
B	8.96	(0.02)	–	(0.37)	(0.39)	–	–	–	–	(0.39)	8.57
C	8.97	(0.02)	–	(0.38)	(0.40)	–	–	–	–	(0.40)	8.57
I	9.53	0.11	–	(0.43)	(0.32)	–	–	–	–	(0.32)	9.21
R3	9.70	0.05	–	(0.42)	(0.37)	–	–	–	–	(0.37)	9.33
R4	9.79	0.09	–	(0.43)	(0.34)	–	–	–	–	(0.34)	9.45
R5	9.90	0.12	–	(0.44)	(0.32)	–	–	–	–	(0.32)	9.58
Y	9.93	0.12	–	(0.44)	(0.32)	–	–	–	–	(0.32)	9.61
For the Year Ended October 31, 2010 (E)
A	8.00	0.05	–	1.71	1.76	(0.15)	–	–	(0.15)	1.61	9.61
B	7.50	(0.01)	–	1.59	1.58	(0.12)	–	–	(0.12)	1.46	8.96
C	7.48	(0.01)	–	1.60	1.59	(0.10)	–	–	(0.10)	1.49	8.97
I	7.95	0.08	–	1.69	1.77	(0.19)	–	–	(0.19)	1.58	9.53
R3	8.08	0.03	–	1.73	1.76	(0.14)	–	–	(0.14)	1.62	9.70
R4	8.14	0.06	–	1.75	1.81	(0.16)	–	–	(0.16)	1.65	9.79
R5	8.21	0.09	–	1.77	1.86	(0.17)	–	–	(0.17)	1.69	9.90
Y	8.24	0.12	–	1.76	1.88	(0.19)	–	–	(0.19)	1.69	9.93
For the Year Ended October 31, 2009 (E)
A	7.07	0.08	–	0.85	0.93	–	–	–	–	0.93	8.00
B	6.65	0.05	–	0.80	0.85	–	–	–	–	0.85	7.50
C	6.66	0.02	–	0.80	0.82	–	–	–	–	0.82	7.48
I	7.04	0.13	–	0.82	0.95	(0.04)	–	–	(0.04)	0.91	7.95
R3	7.18	0.04	–	0.86	0.90	–	–	–	–	0.90	8.08
R4	7.23	0.07	–	0.86	0.93	(0.02)	–	–	(0.02)	0.91	8.14
R5	7.28	0.09	–	0.87	0.96	(0.03)	–	–	(0.03)	0.93	8.21
Y	7.30	0.10	–	0.88	0.98	(0.04)	–	–	(0.04)	0.94	8.24
For the Year Ended October 31, 2008 (E)
A	18.93	0.05	–	(9.50)	(9.45)	–	(2.41)	–	(2.41)	(11.86)	7.07
B	18.08	(0.05)	–	(8.97)	(9.02)	–	(2.41)	–	(2.41)	(11.43)	6.65
C	18.10	(0.05)	–	(8.98)	(9.03)	–	(2.41)	–	(2.41)	(11.44)	6.66
I	18.79	0.01	–	(9.35)	(9.34)	–	(2.41)	–	(2.41)	(11.75)	7.04
R3	19.24	0.01	–	(9.66)	(9.65)	–	(2.41)	–	(2.41)	(12.06)	7.18
R4	19.30	0.02	–	(9.68)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.23
R5	19.35	0.10	–	(9.76)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.28
Y	19.38	0.12	–	(9.79)	(9.67)	–	(2.41)	–	(2.41)	(12.08)	7.30
For the Year Ended October 31, 2007 (E)
A	14.93	0.02	–	5.35	5.37	(0.01)	(1.36)	–	(1.37)	4.00	18.93
B	14.42	(0.11)	–	5.13	5.02	–	(1.36)	–	(1.36)	3.66	18.08
C	14.42	(0.09)	–	5.13	5.04	–	(1.36)	–	(1.36)	3.68	18.10
I	14.94	(0.01)	–	5.40	5.39	(0.18)	(1.36)	–	(1.54)	3.85	18.79
R3(G)	14.79	(0.02)	–	4.47	4.45	–	–	–	–	4.45	19.24
R4(G)	14.79	0.03	–	4.48	4.51	–	–	–	–	4.51	19.30
R5(G)	14.79	0.07	–	4.49	4.56	–	–	–	–	4.56	19.35
Y	15.17	0.02	–	5.55	5.57	–	(1.36)	–	(1.36)	4.21	19.38

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(3.75)%		$101,400	1.58%		1.50%		1.50%		0.58%		88%
(4.35)		12,013	2.54		2.25		2.25		(0.17)		–
(4.46)		14,806	2.31		2.25		2.25		(0.17)		–
(3.36)		5,354	1.21		1.17		1.17		1.06		–
(3.81)		777	1.79		1.60		1.60		0.47		–
(3.47)		1,335	1.39		1.30		1.30		0.88		–
(3.23)		139	1.09		1.00		1.00		1.14		–
(3.22)		3,237	0.98		0.95		0.95		1.13		–

22.29		134,685	1.67		1.55		1.55		0.58		110
21.30		16,390	2.63		2.30		2.30		(0.17)		–
21.41		19,892	2.38		2.30		2.30		(0.17)		–
22.65		6,674	1.21		1.21		1.21		0.88		–
22.05		583	1.84		1.76		1.76		0.40		–
22.52		400	1.46		1.44		1.44		0.67		–
22.99		110	1.08		1.08		1.08		1.08		–
23.17		3,491	1.05		1.05		1.05		1.36		–

13.15		141,506	1.83		1.39		1.39		1.20		392
12.78		17,558	2.89		1.82		1.82		0.74		–
12.31		20,105	2.54		2.17		2.17		0.38		–
13.59		13,136	1.75		0.95		0.95		1.95		–
12.53		395	2.06		1.85		1.85		0.57		–
12.96		305	1.51		1.40		1.40		1.00		–
13.29		7	1.44		1.25		1.25		1.31		–
13.52		6,357	1.05		0.96		0.96		1.35		–

(56.94)		181,826	1.48		1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		1.85		0.09		–
(56.94)		139	1.47		1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.99		0.92		–

39.31	(F)	431,193	1.49		1.49		1.49		0.14		242
38.11	(F)	51,577	2.36		2.33		2.33		(0.73)		–
38.27	(F)	65,982	2.20		2.20		2.20		(0.61)		–
39.73	(F)	3,543	1.12		1.12		1.12		(0.06)		–
30.09	(H)	15	1.83	(I)	1.83	(I)	1.83	(I)	(0.15	) (I)	–
30.49	(H)	13	1.46	(I)	1.46	(I)	1.46	(I)	0.25	(I)	–
30.83	(H)	13	1.17	(I)	1.17	(I)	1.17	(I)	0.51	(I)	–
40.01	(F)	76,429	1.03		1.03		1.03		0.17		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Growth Fund
Federal Tax Information (Unaudited) (000’s Omitted)

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $406. Foreign Source Income was $4,050.

30

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$829.60	$6.67	$1,000.00	$1,017.91	$7.36	1.45%	184	365
Class B	$1,000.00	$827.20	$10.09	$1,000.00	$1,014.17	$11.12	2.19	184	365
Class C	$1,000.00	$826.40	$10.28	$1,000.00	$1,013.95	$11.34	2.23	184	365
Class I	$1,000.00	$831.20	$5.47	$1,000.00	$1,019.23	$6.04	1.19	184	365
Class R3	$1,000.00	$828.60	$7.37	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class R4	$1,000.00	$830.40	$6.00	$1,000.00	$1,018.65	$6.61	1.30	184	365
Class R5	$1,000.00	$831.60	$4.62	$1,000.00	$1,020.17	$5.09	1.00	184	365
Class Y	$1,000.00	$832.00	$4.39	$1,000.00	$1,020.42	$4.84	0.95	184	365

31

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Growth Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the recent change to the Fund’s lead portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to the peer group and would continue to be monitored by HIFSCO.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered the recent reduction in the Fund’s management fee.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IG11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford International Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)
Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
International Opportunities A#	-6.80%	1.34%	6.37%
International Opportunities A##	-11.92%	0.21%	5.77%
International Opportunities B#	-7.51%	0.69%	NA*
International Opportunities B##	-12.14%	0.36%	NA*
International Opportunities C#	-7.48%	0.60%	5.57%
International Opportunities C##	-8.40%	0.60%	5.57%
International Opportunities I#	-6.49%	1.60%	6.50%
International Opportunities R3#	-6.97%	1.09%	6.50%
International Opportunities R4#	-6.73%	1.47%	6.70%
International Opportunities R5#	-6.40%	1.73%	6.84%
International Opportunities Y#	-6.37%	1.86%	6.90%
MSCI All Country World ex USA Index	-4.25%	0.08%	8.05%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/30/08. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Opportunities Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Nicolas M. Choumenkovitch	Tara E. Stilwell, CFA
Senior Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford International Opportunities Fund returned -6.80%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the MSCI All Country World ex USA Index, which returned -4.25% for the same period. The Fund also underperformed the -5.35% return of the average fund in the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time indicated continued momentum in the U.S. recovery. After a flat second quarter, equity markets plummeted in the third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade U.S. government debt. Following the difficult third quarter, equity markets surged ahead in October, as solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors’ enthusiasm for stocks.

During the twelve-month period four out of ten sectors in the benchmark posted positive returns, led by Consumer Staples (+7%), Health Care (+5%), and Energy (+4%). Utilities (-14%), Financials (-13%), and Materials (-7%) posted the largest declines during the period.

The Fund’s underperformance versus its benchmark was due primarily to weak stock selection, particularly within Financials, Materials, and Energy. This was partially offset by stronger selection in Utilities, Industrials, and Information Technology. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to relative returns, largely due to a modest allocation to cash during a down market and an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Financials.

The largest detractors from relative returns (i.e. performance of the Fund as measured against the benchmark) were UBS (Financials), Frontline (Energy), and Vallourec (Industrials). Shares of UBS, a Switzerland-based investment bank and money manager, have suffered along with the broad financial sector. We trimmed the stock given the uncertainty surrounding changes in senior management, but we continued to hold the stock at the end of the period. Shares of Frontline, an owner and operator of crude oil transport tankers, underperformed the benchmark expectations. Day rates for tankers were under pressure during the period, generating little cash margin, as ships remained in oversupply and new builds continued to be delivered, driving the company’s share price lower. Shares of Vallourec, a seamless steel tube producer for industrial applications, fell on the back of rising raw materials costs that weighed on the company's profit margins. Rio Tinto (Materials) detracted from absolute (i.e. total return) performance.

Top contributors to relative performance during the period included Imperial Tobacco (Consumer Staples), National Grid (Utilities), and Volvo (Industrials). Shares of international tobacco company Imperial Tobacco benefited as the company announced a share buyback program. Shares of British utility National Grid gained on expectations of future growth. Shares of automaker Volvo rose as the company reported quarterly profit gains, beating market expectations. Volvo also benefitted from improving demand trends. U.K.-based integrated energy company BG Group contributed positively to absolute performance.

What is the outlook?
At a macro level, we believe the developed world will remain in a low growth environment. Against a backdrop of higher volatility, we strive to maintain a well-balanced portfolio with investments that represent diverse economic drivers that are not necessarily reliant on broader GDP growth. In addition, given how far Europe has fallen, we are looking for attractively valued stock-specific opportunities there.

As is consistent with the investment approach, we continue to look for opportunities at a company-by-company level, focusing on those companies that can deliver improvements in return on invested capital (ROIC) or sustain ROIC for longer than the market anticipates. At the end of the period, we were most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Industrials and Consumer Staples, and most underweight in Materials and Financials, relative to the benchmark. On a regional basis, we ended the period with an overweight to select European countries, including the U.K., France, and Switzerland. We maintained underweight positions in select Asia Pacific countries, including Australia, Japan, and Taiwan.

3

The Hartford International Opportunities Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	3.1%
Banks (Financials)	6.6
Capital Goods (Industrials)	7.3
Commercial & Professional Services (Industrials)	1.9
Consumer Durables & Apparel (Consumer Discretionary)	1.5
Consumer Services (Consumer Discretionary)	2.1
Diversified Financials (Financials)	4.4
Energy (Energy)	10.1
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	8.6
Health Care Equipment & Services (Health Care)	1.9
Household & Personal Products (Consumer Staples)	2.4
Insurance (Financials)	4.2
Materials (Materials)	7.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Real Estate (Financials)	4.1
Retailing (Consumer Discretionary)	1.3
Semiconductors & Semiconductor Equipment (Information Technology)	6.1
Software & Services (Information Technology)	1.1
Technology Hardware & Equipment (Information Technology)	0.8
Telecommunication Services (Services)	4.0
Transportation (Industrials)	4.9
Utilities (Utilities)	5.2
Short-Term Investments	0.3
Other Assets and Liabilities	1.8
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Australia	0.4%
Belgium	0.8
Brazil	6.2
Canada	3.9
Chile	0.6
China	1.8
Denmark	0.4
Finland	0.8
France	12.7
Germany	5.9
Hong Kong	3.6
India	0.8
Ireland	2.4
Israel	0.8
Italy	1.5
Japan	10.4
Jersey	0.9
Malaysia	0.3
Netherlands	2.6
Norway	0.6
Russia	0.6
Singapore	0.4
South Africa	0.2
South Korea	4.1
Sweden	1.1
Switzerland	10.0
Taiwan	1.5
United Kingdom	21.7
United States	0.9
Short-Term Investments	0.3
Other Assets and Liabilities	1.8
Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Australia - 0.4%
424	Fortescue Metals Group Ltd.	$2,130

	Belgium - 0.8%
93	Umicore	3,987

	Brazil - 6.2%
52	Banco do Estado do Rio Grande do Sul S.A.	547
421	Banco Santander Brasil S.A.	3,827
131	CCR S.A.	3,613
127	Cetip S.A. - Balcao Organizado	1,735
22	GOL Linhas Aereas Inteligentes S.A. ADR	180
157	Itau Unibanco Banco Multiplo S.A. ADR	2,999
467	JSL S.A.	2,569
93	Localiza Rent a Car S.A.	1,388
994	PDG Realty S.A.	4,389
300	Petroleo Brasileiro S.A. ADR	8,090
38	Raia S.A.	538
		29,875
	Canada - 3.9%
49	Canadian Natural Resources Ltd.	1,723
72	EnCana Corp.	1,566
131	First Quantum Minerals Ltd.	2,740
443	Kinross Gold Corp.	6,311
36	Potash Corp. of Saskatchewan, Inc.	1,718
344	Talisman Energy, Inc.	4,886
		18,944
	Chile - 0.6%
143	Enersis S.A. ADR	2,807

	China - 1.8%
1,386	China Pacific Insurance	4,252
206	China Shenhua Energy Co., Ltd.	943
623	CITIC Securities Co., Ltd. ●	1,240
2,108	Shandong Weigao Group Medical Polymer Co., Ltd.	2,191
		8,626
	Denmark - 0.4%
86	DSV A/S	1,725

	Finland - 0.8%
38	Kone Oyj Class B	2,084
43	Nokian Rendaat Oyj	1,588
		3,672
	France - 12.7%
67	Accor S.A.	2,198
67	BNP Paribas	2,999
103	Cie Generale d'Optique Essilor International S.A.	7,439
177	Groupe Danone	12,240
56	Michelin (C.G.D.E.) Class B	4,051
106	Pernod-Ricard	9,897
141	Safran S.A.	4,608
108	Schneider Electric S.A.	6,318
42	Technip S.A.	3,971
40	Unibail-Rodamco SE	7,994
		61,715
	Germany - 5.9%
124	Beiersdorf AG	7,147
104	Continental AG	7,775
930	Infineon Technologies AG	8,374
90	SAP AG	5,445
		28,741
	Hong Kong - 3.6%
2,843	AIA Group Ltd.	8,694
708	ENN Energy Holdings Ltd.	2,558
486	Hengan International Group Co., Ltd.	4,209
929	Shangri-La Asia Ltd.	1,865
		17,326
	India - 0.8%
494	Bharti Televentures	3,959

	Ireland - 2.4%
447	CRH plc	8,086
280	Elan Corp. plc ADR ●‡	3,352
		11,438
	Israel - 0.8%
97	Teva Pharmaceutical Industries Ltd. ADR	3,971

	Italy - 1.5%
1,463	Snam Rete Gas S.p.A.	7,149

	Japan - 10.4%
67	Acom Co., Ltd.	1,172
117	Daiichi Sankyo Co., Ltd.	2,265
62	Daito Trust Construction Co., Ltd.	5,502
59	Denso Corp.	1,805
92	East Japan Railway Co.	5,590
104	Eisai Co., Ltd.	4,137
8	Fanuc Corp. ☼	1,261
36	Fast Retailing Co., Ltd.	6,449
–	Inpex Corp.	2,852
283	JS Group Corp.	5,940
1,197	Mitsubishi UFJ Financial Group, Inc.	5,200
382	Mitsui Fudosan Co., Ltd.	6,353
197	Promise Co., Ltd.	1,906
		50,432
	Jersey - 0.9%
609	Glencore International plc	4,263

	Malaysia - 0.3%
1,100	AirAsia Berhad	1,382

	Netherlands - 2.6%
85	ASML Holding N.V. ADR	3,543
748	ING Groep N.V. ●	6,450
77	Unilever N.V. CVA	2,641
		12,634
	Norway - 0.6%
177	Telenor ASA	3,147

	Russia - 0.6%
272	Sberbank ●	2,924

	Singapore - 0.4%
184	Singapore Airlines Ltd.	1,705

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	South Africa - 0.2%
61	Shoprite Holdings Ltd.	$900

	South Korea - 4.1%
188	Hynix Semiconductor, Inc.	3,801
138	KB Financial Group, Inc.	5,344
13	Samsung Electronics Co., Ltd.	10,762
		19,907
	Sweden - 1.1%
213	Assa Abloy Ab	5,178

	Switzerland - 10.0%
82	Adecco S.A.	3,944
46	CIE Financiere Richemont S.A.	2,634
5	Givaudan	4,879
44	Kuehne & Nagel International AG	5,478
72	Roche Holding AG	11,888
2	SGS S.A.	3,532
134	Swiss Re Ltd.	7,315
677	UBS AG	8,561
		48,231
	Taiwan - 1.5%
1,085	Synnex Technology International Corp.	2,658
1,357	Taiwan Semiconductor Manufacturing Co., Ltd.	3,307
1,205	WPG Holdings Co., Ltd.	1,456
		7,421
	United Kingdom - 21.7%
183	AstraZeneca plc	8,797
1,330	Barclays Bank plc ADR	4,124
468	BG Group plc	10,158
1,032	BP plc	7,597
98	British American Tobacco plc	4,497
162	Capital Group plc	1,892
141	ENSCO International plc	6,997
347	Imperial Tobacco Group plc	12,658
84	Intercontinental Hotels Group	1,542
1,265	National Grid plc	12,575
40	Rio Tinto plc	2,171
826	Rolls-Royce Holdings plc	9,297
164	Standard Chartered plc	3,830
1,003	Tesco plc	6,464
4,540	Vodafone Group plc	12,607
		105,206
	United States - 0.9%
127	Carnival Corp.	4,454

	Total common stocks
	(cost $480,619)	$473,849

	Total long-term investments
	(cost $480,619)	$473,849

	Repurchase Agreements - 0.3%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $122, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $125)
$122	0.11%, 10/31/2011		$122

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $1,170, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$1,193)

1,170	0.11%, 10/31/2011		1,170
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $165, collateralized by GNMA 4.00% - 5.00%, 2040, value of $169)
165	0.11%, 10/31/2011		165
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $570, collateralized by GNMA 3.50% - 4.50%, 2041, value of $581)
570	0.11%, 10/31/2011		570
			2,027
	Total short-term investments
	(cost $2,027)		$2,027

	Total investments
	(cost $482,646) ▲	98.2%	$475,876
	Other assets and liabilities	1.8%	8,552
	Total net assets	100.0%	$484,428

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 97.0% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

6

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $490,238 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,183
Unrealized Depreciation	(35,545)
Net Unrealized Depreciation	$(14,362)
●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $980.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	UBS AG	Sell	$484	$490	11/03/2011	$6
British Pound	Banc of America Securities	Buy	1,494	1,495	11/03/2011	(1)
British Pound	Morgan Stanley	Buy	1,046	1,049	11/01/2011	(3)
British Pound	RBS Securities	Buy	2,470	2,478	11/02/2011	(8)
Canadian Dollar	Brown Brothers Harriman	Sell	489	487	11/03/2011	(2)
Canadian Dollar	Brown Brothers Harriman	Sell	783	787	11/01/2011	4
Euro	Deutsche Bank Securities	Sell	1,662	1,701	11/02/2011	39
Euro	State Street Global Markets LLC	Sell	482	482	11/03/2011	–
Euro	UBS AG	Sell	1,354	1,388	11/01/2011	34
Japanese Yen	UBS AG	Buy	980	982	11/04/2011	(2)
Swiss Franc	Barclay Investments	Sell	439	440	11/03/2011	1
Swiss Franc	JP Morgan Securities	Buy	681	693	11/02/2011	(12)
						$56

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration of Securities at October 31, 2011

Percentage of
Description	Net Assets
Australian Dollar	0.4%
Brazilian Real	3.1
British Pound	21.2
Canadian Dollar	3.6
Danish Kroner	0.4
Euro	25.3
Hong Kong Dollar	5.4
Indian Rupee	0.8
Japanese Yen	10.4
Malaysian Ringgit	0.3
Norwegian Krone	0.6
Republic of Korea Won	4.1
Singapore Dollar	0.4
South African Rand	0.2
Swedish Krona	1.1
Swiss Franc	10.0
Taiwanese Dollar	1.5
United States Dollar	9.4
Other Assets and Liabilities	1.8
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$2,130	$–	$2,130	$–
Belgium	3,987	–	3,987	–
Brazil	29,875	29,875	–	–
Canada	18,944	18,944	–	–
Chile	2,807	2,807	–	–
China	8,626	1,240	7,386	–
Denmark	1,725	–	1,725	–
Finland	3,672	–	3,672	–
France	61,715	–	61,715	–
Germany	28,741	–	28,741	–
Hong Kong	17,326	–	17,326	–
India	3,959	–	3,959	–
Ireland	11,438	3,352	8,086	–
Israel	3,971	3,971	–	–
Italy	7,149	–	7,149	–
Japan	50,432	–	50,432	–
Jersey	4,263	–	4,263	–
Malaysia	1,382	–	1,382	–
Netherlands	12,634	3,543	9,091	–
Norway	3,147	–	3,147	–
Russia	2,924	2,924	–	–
Singapore	1,705	–	1,705	–
South Africa	900	–	900	–
South Korea	19,907	–	19,907	–
Sweden	5,178	–	5,178	–
Switzerland	48,231	–	48,231	–
Taiwan	7,421	–	7,421	–
United Kingdom	105,206	6,997	98,209	–
United States	4,454	4,454	–	–
Total	473,849	78,107	395,742	–
Short-Term Investments	2,027	–	2,027	–
Total	$475,876	$78,107	$397,769	$–
Foreign Currency Contracts*	84	–	84	–
Total	$84	$–	$84	$–
Liabilities:
Foreign Currency Contracts*	28	–	28	–
Total	$28	$–	$28	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $482,646)	$475,876
Cash	—
Foreign currency on deposit with custodian (cost $494)	491
Unrealized appreciation on foreign currency contracts	84
Receivables:
Investment securities sold	8,573
Fund shares sold	12,198
Dividends and interest	997
Other assets	78
Total assets	498,297
Liabilities:
Unrealized depreciation on foreign currency contracts	28
Payables:
Investment securities purchased	12,760
Fund shares redeemed	842
Investment management fees	70
Administrative fees	1
Distribution fees	23
Accrued expenses	145
Total liabilities	13,869
Net assets	$484,428
Summary of Net Assets:
Capital stock and paid-in-capital	$525,599
Accumulated undistributed net investment income	5,636
Accumulated net realized loss on investments and foreign currency transactions	(40,034)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(6,773)
Net assets	$484,428

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$13.67/$14.47
Shares outstanding	19,165
Net assets	$261,920
Class B: Net asset value per share	$12.56
Shares outstanding	946
Net assets	$11,877
Class C: Net asset value per share	$12.37
Shares outstanding	2,718
Net assets	$33,621
Class I: Net asset value per share	$13.65
Shares outstanding	1,377
Net assets	$18,801
Class R3: Net asset value per share	$13.90
Shares outstanding	772
Net assets	$10,727
Class R4: Net asset value per share	$14.07
Shares outstanding	811
Net assets	$11,406
Class R5: Net asset value per share	$14.16
Shares outstanding	1,504
Net assets	$21,285
Class Y: Net asset value per share	$14.20
Shares outstanding	8,085
Net assets	$114,791

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$14,906
Interest	24
Less: Foreign tax withheld	(1,526)
Total investment income	13,404

Expenses:
Investment management fees	4,381
Administrative services fees	39
Transfer agent fees	1,125
Distribution fees
Class A	829
Class B	149
Class C	383
Class R3	42
Class R4	28
Custodian fees	65
Accounting services fees	108
Registration and filing fees	136
Board of Directors' fees	13
Audit fees	15
Other expenses	154
Total expenses (before waivers and fees paid indirectly)	7,467
Expense waivers	(160)
Transfer agent fee waivers	(32)
Commission recapture	(23)
Total waivers and fees paid indirectly	(215)
Total expenses, net	7,252
Net Investment Income	6,152
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	24,630
Net realized loss on foreign currency contracts	(470)
Net realized gain on other foreign currency transactions	223
Net Realized Gain on Investments and Foreign Currency Transactions	24,383
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(76,557)
Net unrealized appreciation of foreign currency contracts	334
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(170)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(76,393)
Net Loss on Investments and Foreign Currency Transactions	(52,010)
Net Decrease in Net Assets Resulting from Operations	$(45,858)

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$6,152	$2,897
Net realized gain on investments and foreign currency transactions	24,383	48,415
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(76,393)	28,545
Net Increase (Decrease) In Net Assets Resulting From Operations	(45,858)	79,857
Distributions to Shareholders:
From net investment income
Class A	(289)	(2,779)
Class B	—	(21)
Class C	—	(17)
Class I	(24)	(112)
Class R3	(2)	(31)
Class R4	(9)	(57)
Class R5	(5)	(24)
Class Y	(313)	(2,759)
Total distributions	(642)	(5,800)
Capital Share Transactions:
Class A	(18,492)	62,209
Class B	(3,552)	(3,420)
Class C	(1,157)	3,809
Class I	9,728	7,633
Class R3	7,228	3,561
Class R4	5,265	4,447
Class R5	19,808	2,395
Class Y	(66,746)	29,835
Net increase (decrease) from capital share transactions	(47,918)	110,469
Proceeds from regulatory settlements	—	1,841
Net Increase (Decrease) In Net Assets	(94,418)	186,367
Net Assets:
Beginning of period	578,846	392,479
End of period	$484,428	$578,846
Accumulated undistributed (distribution in excess of) net investment income (loss)	$5,636	$570

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

a)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

14

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2011.

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$84	$—	$—	$—	$—	$84
Total	$—	$84	$—	$—	$—	$—	$84

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$28	$—	$—	$—	$—	$28
Total	$—	$28	$—	$—	$—	$—	$28

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(470)	$—	$—	$—	$—	$(470)
Total	$—	$(470)	$—	$—	$—	$—	$(470)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$334	$—	$—	$—	$—	$334
Total	$—	$334	$—	$—	$—	$—	$334

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$713	$5,729

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$5,636
Accumulated Capital Losses *	(32,442)
Unrealized Depreciation †	(14,365)
Total Accumulated Deficit	$(41,171)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(444)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	444

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$32,442
Total	$32,442

As of October 31, 2011, the Fund utilized $27,722 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

18

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $4.5 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.30%
Class B Shares	2.05
Class C Shares	2.04
Class I Shares	0.97
Class R3 Shares	1.50
Class R4 Shares	1.20
Class R5 Shares	0.90
Class Y Shares	0.81

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $2,078 and contingent deferred sales charges of $33 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $38.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
 Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was

20

compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$698,505
Sales Proceeds Excluding U.S. Government Obligations	732,328

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	8,501	19	(10,482)	—	(1,962)	9,172	194	(4,695)	—	4,671
Amount	$126,294	$289	$(145,075)	$—	$(18,492)	$121,244	$2,700	$(61,735)	$—	$62,209
Class B
Shares	135	—	(400)	—	(265)	163	2	(447)	—	(282)
Amount	$1,863	$—	$(5,415)	$—	$(3,552)	$2,013	$20	$(5,453)	$—	$(3,420)
Class C
Shares	639	—	(739)	—	(100)	929	1	(630)	—	300
Amount	$8,660	$—	$(9,817)	$—	$(1,157)	$11,250	$15	$(7,456)	$—	$3,809
Class I
Shares	1,296	1	(668)	—	629	762	4	(195)	—	571
Amount	$19,214	$22	$(9,508)	$—	$9,728	$10,060	$63	$(2,490)	$—	$7,633
Class R3
Shares	599	—	(122)	—	477	289	2	(32)	—	259
Amount	$9,023	$2	$(1,797)	$—	$7,228	$3,975	$31	$(445)	$—	$3,561
Class R4
Shares	572	1	(230)	—	343	376	4	(48)	—	332
Amount	$8,715	$9	$(3,459)	$—	$5,265	$5,049	$57	$(659)	$—	$4,447
Class R5
Shares	1,388	—	(63)	—	1,325	169	2	(8)	—	163
Amount	$20,727	$5	$(924)	$—	$19,808	$2,481	$24	$(110)	$—	$2,395
Class Y
Shares	2,790	20	(7,209)	—	(4,399)	4,265	192	(2,225)	—	2,232
Amount	$41,397	$312	$(108,455)	$—	$(66,746)	$57,753	$2,758	$(30,676)	$—	$29,835
Total
Shares	15,920	41	(19,913)	—	(3,952)	16,125	401	(8,280)	—	8,246
Amount	$235,893	$639	$(284,450)	$—	$(47,918)	$213,825	$5,668	$(109,024)	$—	$110,469

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	94	$1,373
For the Year Ended October 31, 2010	128	$1,713

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $1,841, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.06 for all classes.

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities

22

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$14.68	$0.14	$–	$(1.14)	$(1.00)	$(0.01)	$–	$–	$(0.01)	$(1.01)	$13.67
B	13.58	0.02	–	(1.04)	(1.02)	–	–	–	–	(1.02)	12.56
C	13.37	0.03	–	(1.03)	(1.00)	–	–	–	–	(1.00)	12.37
I	14.62	0.20	–	(1.15)	(0.95)	(0.02)	–	–	(0.02)	(0.97)	13.65
R3	14.95	0.13	–	(1.17)	(1.04)	(0.01)	–	–	(0.01)	(1.05)	13.90
R4	15.10	0.17	–	(1.18)	(1.01)	(0.02)	–	–	(0.02)	(1.03)	14.07
R5	15.15	0.18	–	(1.15)	(0.97)	(0.02)	–	–	(0.02)	(0.99)	14.16
Y	15.19	0.21	–	(1.17)	(0.96)	(0.03)	–	–	(0.03)	(0.99)	14.20
For the Year Ended October 31, 2010 (E)
A	12.62	0.07	–	2.14	2.21	(0.15)	–	–	(0.15)	2.06	14.68
B	11.65	(0.03)	–	1.97	1.94	(0.01)	–	–	(0.01)	1.93	13.58
C	11.46	(0.02)	–	1.94	1.92	(0.01)	–	–	(0.01)	1.91	13.37
I	12.59	0.13	–	2.12	2.25	(0.22)	–	–	(0.22)	2.03	14.62
R3	12.88	0.05	–	2.17	2.22	(0.15)	–	–	(0.15)	2.07	14.95
R4	12.98	0.08	–	2.22	2.30	(0.18)	–	–	(0.18)	2.12	15.10
R5	13.04	0.14	–	2.21	2.35	(0.24)	–	–	(0.24)	2.11	15.15
Y	13.07	0.14	–	2.22	2.36	(0.24)	–	–	(0.24)	2.12	15.19
For the Year Ended October 31, 2009 (E)
A	10.23	0.13	–	2.50	2.63	(0.24)	–	–	(0.24)	2.39	12.62
B	9.40	0.08	–	2.31	2.39	(0.14)	–	–	(0.14)	2.25	11.65
C	9.29	0.04	–	2.28	2.32	(0.15)	–	–	(0.15)	2.17	11.46
I	10.25	0.05	–	2.60	2.65	(0.31)	–	–	(0.31)	2.34	12.59
R3	10.51	0.08	–	2.56	2.64	(0.27)	–	–	(0.27)	2.37	12.88
R4	10.58	0.14	–	2.56	2.70	(0.30)	–	–	(0.30)	2.40	12.98
R5	10.60	0.08	–	2.66	2.74	(0.30)	–	–	(0.30)	2.44	13.04
Y	10.62	0.19	–	2.57	2.76	(0.31)	–	–	(0.31)	2.45	13.07
For the Year Ended October 31, 2008 (E)
A	21.79	0.19	–	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	(11.56)	10.23
B	20.34	0.07	–	(7.81)	(7.74)	–	(3.20)	–	(3.20)	(10.94)	9.40
C	20.16	0.08	–	(7.75)	(7.67)	–	(3.20)	–	(3.20)	(10.87)	9.29
I(F)	17.53	0.06	–	(7.34)	(7.28)	–	–	–	–	(7.28)	10.25
R3	22.33	0.18	–	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	(11.82)	10.51
R4	22.39	0.05	–	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	(11.81)	10.58
R5	22.45	0.25	–	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	(11.85)	10.60
	22.48	0.29	–	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	(11.86)	10.62
For the Year Ended October 31, 2007
A	16.13	0.05	–	6.10	6.15	(0.06)	(0.43)	–	(0.49)	5.66	21.79
B	15.14	(0.07)	–	5.70	5.63	–	(0.43)	–	(0.43)	5.20	20.34
C	15.01	(0.07)	–	5.65	5.58	–	(0.43)	–	(0.43)	5.15	20.16
3(J)	17.07	0.06	–	5.20	5.26	–	–	–	–	5.26	22.33
R4(J)	17.07	0.09	–	5.23	5.32	–	–	–	–	5.32	22.39
R5(J)	17.07	0.13	–	5.25	5.38	–	–	–	–	5.38	22.45
Y	16.67	0.05	–	6.39	6.44	(0.20)	(0.43)	–	(0.63)	5.81	22.48

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 30, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(6.80)%		$261,920	1.34%		1.30%		1.30%		0.96%		122%
(7.51)		11,877	2.33		2.05		2.05		0.16		–
(7.48)		33,621	2.04		2.04		2.04		0.19		–
(6.49)		18,801	0.97		0.97		0.97		1.39		–
(6.97)		10,727	1.54		1.50		1.50		0.89		–
(6.73)		11,406	1.23		1.20		1.20		1.12		–
(6.40)		21,285	0.94		0.90		0.90		1.22		–
(6.37)		114,791	0.82		0.82		0.82		1.38		–

17.56		310,049	1.47		1.42		1.42		0.54		106
16.70		16,434	2.44		2.19		2.19		(0.24)		–
16.72		37,671	2.16		2.15		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		1.59		0.38		–
17.76		7,066	1.29		1.27		1.27		0.63		–
18.12		2,704	0.99		0.97		0.97		1.04		–
18.20		189,576	0.90		0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.42		1.20		168
25.85		17,390	2.74		1.84		1.84		0.85		–
25.38		28,852	2.34		2.23		2.23		0.45		–
26.81		2,230	1.25		1.23		1.23		0.51		–
25.94		466	1.85		1.82		1.82		0.72		–
26.42		1,769	1.38		1.38		1.38		1.29		–
26.67		210	1.09		1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		2.11		0.50		–
(44.92)		23,743	2.20		2.20		2.20		0.54		–
(41.53	) (G)	143	1.00	(H)	1.00	(H)	1.00	(H)	1.19	(H)	–
(44.70)		74	1.99		1.79		1.79		1.13		–
(44.39)		1,003	1.52		1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		0.94		1.74		–

39.15	(I)	241,239	1.49		1.49		1.49		0.31		147
38.17	(I)	37,545	2.46		2.18		2.18		(0.39)		–
38.17	(I)	31,076	2.21		2.21		2.21		(0.42)		–
30.81	(G)	28	1.71	(H)	1.71	(H)	1.71	(H)	0.40	(H)	–
31.17	(G)	13	1.41	(H)	1.41	(H)	1.41	(H)	0.53	(H)	–
31.52	(G)	13	1.11	(H)	1.11	(H)	1.11	(H)	0.83	(H)	–
39.91	(I)	127,314	0.95		0.95		0.95		0.84		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Opportunities Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	15.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $1,188. Foreign Source Income was $14,302.

30

The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$852.20	$6.07	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class B	$1,000.00	$849.20	$9.56	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$849.00	$9.61	$1,000.00	$1,014.81	$10.48	2.05	184	365
Class I	$1,000.00	$853.70	$4.56	$1,000.00	$1,020.28	$4.97	0.98	184	365
Class R3	$1,000.00	$851.70	$7.00	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class R4	$1,000.00	$852.70	$5.61	$1,000.00	$1,019.15	$6.11	1.20	184	365
Class R5	$1,000.00	$854.60	$4.24	$1,000.00	$1,020.63	$4.62	0.90	184	365
Class Y	$1,000.00	$854.40	$3.87	$1,000.00	$1,021.03	$4.22	0.83	184	365

31

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IO11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford International Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
International Small Company A#	-3.28%	-0.04%	9.64%
International Small Company A##	-8.60%	-1.17%	9.02%
International Small Company B#	-3.91%	-0.68%	NA*
International Small Company B##	-8.70%	-0.98%	NA*
International Small Company C#	-3.93%	-0.78%	8.84%
International Small Company C##	-4.89%	-0.78%	8.84%
International Small Company I#	-2.82%	0.30%	9.83%
International Small Company R3#	-3.31%	0.27%	10.05%
International Small Company R4#	-3.10%	0.35%	10.09%
International Small Company R5#	-2.77%	0.43%	10.13%
International Small Company Y#	-2.72%	0.46%	10.15%
S&P EPAC SmallCap Index	-2.01%	-0.81%	10.83%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P EPAC SmallCap Index is a global equity index comprised of the smallest 15% of each country’s market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap except the U.S. and Canada.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Small Company Fund
Manager Discussion (Uaudited)
October 31, 2011

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director and Equity Research Analyst	Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford International Small Company Fund returned -3.28%, before sales charge, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the S&P EPAC SmallCap Index, which returned -2.01% for the same period. The Fund outperformed the -3.86% return of the average fund in the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equity markets were extremely volatile throughout the twelve months ended October 31, 2011. During the first half of the period, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. However, as the second half of the period unfolded, international equities tumbled amid concern that the global economy could slip back into recession. Fears over sovereign debt and solvency troubles in the eurozone, and slowing economic expansion in China conspired to produce negative equity market returns. Within the benchmark, Consumer Staples (+6%) and Utilities (+3%) were the only two sectors to gain during the period. Information Technology (-7%), Financials (-5%), and Energy (-4%) lagged the benchmark on a relative basis.

Stock selection was weakest within Materials, Consumer Staples, and Utilities and strongest within Consumer Discretionary. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was modestly positive, in part due to an overweight (i.e. the Fund’s sector position was more than the benchmark position) allocation to Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Information Technology. At a regional level, the Fund’s underweight allocation to Europe during a particularly volatile time in the equity markets there, as well as positive stock selection among our holdings in the region, contributed positively to relative performance. The Fund’s overweight to Japan also contributed as Japan’s equity market rebounded following the natural disaster in that country.

The largest detractors from absolute (i.e. total return) and relative performance (i.e. return of the Fund as measured against the benchmark) during the period were Thomas Cook Group (Consumer Discretionary), Indofood Agri Resources (Consumer Staples), and Karoon Gas Australia (Energy). Shares of Thomas Cook Group, a U.K.-based travel agent and provider of leisure travel services, dropped as investors worried about declining consumer spending in Europe, rising online competition, and because the company's debt level rose. Shares of palm oil producer, Indofood Agri Resources, lagged the market following the announcement of a corporate restructuring plan as well as a decline in palm oil prices. Karoon Gas Australia is a pure-play energy exploration company with resources in Australia, Peru, and Brazil. The stock underperformed as a large investor in the company was rumored to be looking for buyers for its stake of the company.

Top contributors to relative returns were Start Today (Consumer Discretionary), NRW Holdings (Industrials), and Cosmos Pharmaceutical (Consumer Staples). Shares of Start Today, a Japan-based online retail company and service provider for third-party e-commerce operations, advanced sharply during the period. The company is benefiting from rising e-commerce volumes as online purchases constitute a greater share of overall retail spending. In addition to strong transaction volumes domestically, the company also announced its entry into China. Shares of NRW Holdings, an Australian company that provides services to mining companies, rose amid the announcement of several new projects, including an upgrade of the Great Eastern Highway in Western Australia and the Middlemount Coal Project in Queensland. Shares of Cosmos Pharmaceutical, a Japan-based regional drugstore chain operator, rose as the company beat guidance with its results and raised its earnings projections going forward. Cosmos Pharmaceuticals’ stores dominate regionally with strong foot traffic and low pricing, making it less economically sensitive and therefore relatively defensive in a volatile market environment. Top contributors to absolute results also included Germany-based tire retailer Delticom and Japan-based electronic commerce company Kakaku.com.

What is the outlook?
As recent market volatility reflects, the macroeconomic environment remains uncertain and geopolitical tension, inflation, and sovereign debt concerns continue to provide an overhang to financial markets. We continue to focus our research at the individual company level. Fund holdings represented a diversified mixture of relatively inexpensive companies with above-average growth and possessing strong

3

The Hartford International Small Company Fund
Manager Discussion (Uaudited) – (Continued)
October 31, 2011

market positions, skilled management teams, and solid balance sheets at the end of the period. We believe these holdings are well positioned to perform across a number of different economic scenarios.

At the end of the period, we were most overweight Consumer Discretionary, Energy, Industrials, and Health Care and most underweight Financials and Information Technology relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Japan and select Emerging Market countries.

Diversification by Industry
as of October 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Capital Goods (Industrials)	17.9
Commercial & Professional Services (Industrials)	5.6
Consumer Durables & Apparel (Consumer Discretionary)	6.7
Consumer Services (Consumer Discretionary)	6.2
Diversified Financials (Financials)	8.6
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	0.7
Health Care Equipment & Services (Health Care)	4.7
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	0.6
Materials (Materials)	7.7
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.3
Real Estate (Financials)	3.2
Retailing (Consumer Discretionary)	7.6
Semiconductors & Semiconductor Equipment (Information Technology)	1.0
Software & Services (Information Technology)	4.0
Technology Hardware & Equipment (Information Technology)	0.8
Transportation (Industrials)	3.5
Utilities (Utilities)	1.3
Short-Term Investments	0.9
Other Assets and Liabilities	0.2
Total	100.0%

Diversification by Country
as of October 31, 2011

Country	Percentage of Net Assets
Australia	8.6%
Austria	2.4
Belgium	2.9
Brazil	2.8
Canada	0.3
China	0.6
Denmark	0.9
Finland	1.6
France	5.9
Germany	6.1
Hong Kong	3.0
India	0.1
Italy	2.8
Japan	30.4
Luxembourg	1.0
Norway	2.8
Russia	1.4
Singapore	1.4
South Korea	1.7
Spain	1.1
Sweden	0.5
Switzerland	3.5
United Kingdom	16.7
United States	0.4
Short-Term Investments	0.9
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2011
(000’S Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9%
	Australia - 8.6%
278	Aquarius Platinum Ltd.	$830
317	Challenger Financial Services Group Ltd.	1,513
14	Cochlear Ltd.	831
193	Domino's Pizza Enterprises Ltd.	1,358
236	Karoon Gas Australia Ltd. ●	1,090
996	NRW Holdings Ltd.	2,534
242	SAI Global Ltd.	1,207
203	Seek Ltd.	1,316
88	Sims Metal Management Ltd.	1,268
447	Skilled Group Ltd.	852
165	Whitehaven Coal Ltd.	1,022
63	Worleyparsons Ltd.	1,818
		15,639
	Austria - 2.4%
22	Andritz AG	1,935
14	Schoeller-Bleckmann Oilfield Equipment AG	1,104
62	Zumbotel AG	1,277
		4,316
	Belgium - 2.9%
21	CFE	1,189
36	D'ieteren S.A.	2,029
48	UCB S.A.	2,092
		5,310
	Brazil - 2.8%
165	Arezzo Industria e Comercio S.A.	2,176
96	Cetip S.A. - Balcao Organizado	1,317
106	Localiza Rent a Car S.A.	1,593
		5,086
	Canada - 0.3%
26	Pacific Rubiales Energy Corp.	613

	China - 0.6%
33	Ctrip.com International Ltd. ADR ●	1,154

	Denmark - 0.9%
79	DSV A/S	1,589

	Finland - 1.6%
40	Nokian Rendaat Oyj	1,476
73	Tikkurila Oy	1,429
		2,905
	France - 5.9%
20	Accor S.A.	644
9	Bollore	2,164
44	CFAO	1,700
24	Eurazeo	1,152
13	Icade	1,139
26	Imerys S.A.	1,497
59	Sechilienne S.A.	1,092
17	Wendel	1,265
		10,653
	Germany - 6.1%
19	Delticom AG	2,171
62	Gildemeister	896
43	MTU Aero Engines Holdings AG	2,892
41	Rheinmetall AG	2,169
69	Rhoen-Klinikum AG	1,370
37	STRATEC Biomedical AG	1,507
		11,005
	Hong Kong - 3.0%
81	ASM Pacific Technology	886
1,688	China Automation Group	586
1,526	Daphne International Holdings Ltd.	1,594
1,675	Microport Scientific Corp.	947
1,704	Techtronic Industries Co., Ltd.	1,474
		5,487
	India - 0.1%
93	Jyothy Laboratories Ltd.	271

	Italy - 2.8%
782	Immobiliare Grande Distribuzione	1,170
1,011	Iride S.p.A.	1,223
168	Salvatore Ferragamo Italia S.p.A. ●	2,715
		5,108
	Japan - 30.4%
90	Acom Co., Ltd.	1,579
161	Amada Co., Ltd.	1,068
61	Benesse Holdings, Inc.	2,646
44	Cosmos Pharmaceutical Corp.	2,045
–	Cyberagent, Inc.	1,331
40	DeNa Co., Ltd.	1,744
173	Denki Kagaku Kogyo K K	658
18	Disco Corp.	940
205	Fuji Heavy Industries Ltd.	1,299
390	Hino Motors Ltd.	2,290
118	Hitachi Metals Ltd.	1,338
56	Hoshizaki Electric Co., Ltd.	1,249
58	IBJ Leasing Co., Ltd.	1,303
637	Ihi Corp.	1,451
52	Jafco Co., Ltd.	1,068
23	Japan Petroleum Exploration Co., Ltd.	924
60	Kakaku.com, Inc.	2,380
8	Kenedix, Inc.	1,187
19	Konami Corp.	603
85	Makino Milling Machine Co.	564
261	Matsui Securities Co., Ltd.	1,228
1	Message Co., Ltd.	1,963
192	Mitsubishi Gas Chemical Co.	1,253
270	Mitsui-Soko Co., Ltd.	946
109	Mori Seiki Co., Ltd.	986
276	Nihon Nohyaku Co., Ltd.	1,213
218	Nikkiso Co., Ltd.	1,813
210	Nippon Denko Co., Ltd.	1,120
–	Osaka Securities Exchange Co., Ltd.	1,481
52	Pigeon Corp.	1,925
38	Proto Corp.	1,277
74	Sega Sammy Holdings, Inc.	1,615
122	Shinko Plantech Co., Ltd.	1,084
169	Shionogi & Co., Ltd.	2,294
72	Square Enix Holdings Co., Ltd.	1,376
57	Start Today Co., Ltd.	1,206
334	Teijin Ltd.	1,166
66	Tokyo Ohka Kogyo Co., Ltd.	1,378
49	Torishima Pump Mfg. Co., Ltd.	676
35	Yamato Kogyo Co.	888
87	Yaskawa Electric Corp.	748
		55,303

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (Continued)
October 31, 2011
(000’S Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.9% - (continued)
	Luxembourg - 1.0%
105	Reinet Investments S.A. ●	$1,814

	Norway - 2.8%
135	Kongsberg Gruppen ASA	2,901
105	Petroleum Geo-Services ●	1,141
161	Storebrand ASA	981
		5,023
	Russia - 1.4%
164	O'Key Group S.A. ■	1,205
73	Pharmstandard ●§	1,300
		2,505
	Singapore - 1.4%
1,205	Indofood Agri Resources Ltd. ●	1,310
692	Sakari Resources Ltd.	1,292
		2,602
	South Korea - 1.7%
8	Green Cross Corp.	1,252
53	Hotel Shilla Co., Ltd.	1,786
		3,038
	Spain - 1.1%
239	Distribuidora Internacional De Alimentacion S.A. ●	1,094
48	Grifols S.A.	901
		1,995
	Sweden - 0.5%
158	Bjoern Borg Ab	928

	Switzerland - 3.5%
23	Adecco S.A.	1,092
37	Dufry Group	3,934
71	Temenos Group AG ●	1,345
		6,371
	United Kingdom - 16.7%
52	APR Energy plc ●	932
300	Babcock International Group plc	3,390
219	Brown (N) Group plc	928
250	Chemring Group plc	2,047
112	Close Brothers Group plc	1,269
1,574	Debenhams plc	1,641
352	Domino's Pizza UK & IRL plc	2,579
1,021	Hampson Industries plc	131
1,020	Hansteen Holdings plc	1,271
788	Hays plc	1,000
147	Hunting plc	1,565
142	IG Group Holdings plc	1,058
175	James Fisher & Sons plc	1,559
87	Kier Group plc	1,970
309	Mears Group plc	1,318
198	Persimmon plc	1,581
62	Rightmove	1,295
259	Savills plc	1,291
1,560	Thomas Cook Group plc	1,294
88	Ultra Electronics Holdings plc	2,242
		30,361
	United States - 0.4%
74	Hollysys Automation Technology ●	646

	Total common stocks
	(cost $183,040)	$179,722

	Total long-term investments
	(cost $183,040)	$179,722

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $92,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $93)
$92	0.11%, 10/31/2011		$92
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $871, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$889)
871	0.11%, 10/31/2011		871
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $123,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $126)
123	0.11%, 10/31/2011		123
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $424, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $433)
424	0.11%, 10/31/2011		424
			1,510
	Total short-term investments
	(cost $1,510)		$1,510

	Total investments
	(cost $184,550) ▲	99.8%	$181,232
	Other assets and liabilities	0.2%	415
	Total net assets	100.0%	$181,647

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 98.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $188,294 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$18,836
Unrealized Depreciation	(25,898)
Net Unrealized Depreciation	$(7,062)

●	Non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $1,205, which represents 0.7% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $1,300, which represents 0.7% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound	Morgan Stanley	Sell	$193	$193	11/01/2011	$–
Japanese Yen	CS First Boston	Buy	904	933	11/02/2011	(29)
Japanese Yen	CS First Boston	Sell	210	217	11/01/2011	7
						$(22)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration of Securities at October 31, 2011

Description	Percentage of Net Assets
Australian Dollar	8.2%
Brazilian Real	2.8
British Pound	17.1
Canadian Dollar	0.3
Danish Kroner	0.9
Euro	23.8
Hong Kong Dollar	3.0
Indian Rupee	0.1
Japanese Yen	30.4
Norwegian Krone	2.8
Republic of Korea Won	1.7
Singapore Dollar	1.4
Swedish Krona	0.5
Swiss Franc	3.5
United States Dollar	3.3
Other Assets and Liabilities	0.2
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$15,639	$–	$15,639	$–
Austria	4,316	–	4,316	–
Belgium	5,310	–	5,310	–
Brazil	5,086	5,086	–	–
Canada	613	613	–	–
China	1,154	1,154	–	–
Denmark	1,589	–	1,589	–
Finland	2,905	–	2,905	–
France	10,653	–	10,653	–
Germany	11,005	–	11,005	–
Hong Kong	5,487	–	5,487	–
India	271	–	271	–
Italy	5,108	2,715	2,393	–
Japan	55,303	–	55,303	–
Luxembourg	1,814	–	1,814	–
Norway	5,023	–	5,023	–
Russia	2,505	2,505	–	–
Singapore	2,602	–	2,602	–
South Korea	3,038	–	3,038	–
Spain	1,995	1,094	901	–
Sweden	928	928	–	–
Switzerland	6,371	–	6,371	–
United Kingdom	30,361	5,211	25,150	–
United States	646	646	–	–
Total	179,722	19,952	159,770	–
Short-Term Investments	1,510	–	1,510	–
Total	$181,232	$19,952	$161,280	$–
Foreign Currency Contracts*	7	–	7	–
Total	$7	$–	$7	$–
Liabilities:
Foreign Currency Contracts*	29	–	29	–
Total	$29	$–	$29	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$219	$14	$1	$—	$—	$(75)	$—	$(159)	$—
Total	$219	$14	$1	$—	$—	$(75)	$—	$(159)	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $184,550)	$181,232
Cash	1
Foreign currency on deposit with custodian (cost $29)	29
Unrealized appreciation on foreign currency contracts	7
Receivables:
Investment securities sold	466
Fund shares sold	309
Dividends and interest	674
Other assets	65
Total assets	182,783
Liabilities:
Unrealized depreciation on foreign currency contracts	29
Payables:
Investment securities purchased	904
Fund shares redeemed	123
Investment management fees	32
Administrative fees	—
Distribution fees	6
Accrued expenses	42
Total liabilities	1,136
Net assets	$181,647
Summary of Net Assets:
Capital stock and paid-in-capital	$236,235
Accumulated undistributed net investment income	413
Accumulated net realized loss on investments and foreign currency transactions	(51,679)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(3,322)
Net assets	$181,647

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.03/$12.73
Shares outstanding	4,226
Net assets	$50,854
Class B: Net asset value per share	$11.47
Shares outstanding	540
Net assets	$6,188
Class C: Net asset value per share	$11.28
Shares outstanding	835
Net assets	$9,420
Class I: Net asset value per share	$12.00
Shares outstanding	609
Net assets	$7,309
Class R3: Net asset value per share	$12.16
Shares outstanding	170
Net assets	$2,065
Class R4: Net asset value per share	$12.20
Shares outstanding	29
Net assets	$356
Class R5: Net asset value per share	$12.22
Shares outstanding	10
Net assets	$126
Class Y: Net asset value per share	$12.23
Shares outstanding	8,613
Net assets	$105,329

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,458
Interest	5
Less: Foreign tax withheld	(424)
Total investment income	4,039

Expenses:
Investment management fees	1,783
Administrative services fees	3
Transfer agent fees	263
Distribution fees
Class A	140
Class B	75
Class C	109
Class R3	6
Class R4	1
Custodian fees	35
Accounting services fees	35
Registration and filing fees	108
Board of Directors' fees	4
Audit fees	10
Other expenses	38
Total expenses (before waivers and fees paid indirectly)	2,610
Expense waivers	(39)
Transfer agent fee waivers	(32)
Commission recapture	(4)
Total waivers and fees paid indirectly	(75)
Total expenses, net	2,535
Net Investment Income	1,504
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	20,093
Net realized gain on foreign currency contracts	210
Net realized loss on other foreign currency transactions	(155)
Net Realized Gain on Investments and Foreign Currency Transactions	20,148
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(27,463)
Net unrealized depreciation of foreign currency contracts	(31)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(27,480)
Net Loss on Investments and Foreign Currency Transactions	(7,332)
Net Decrease in Net Assets Resulting from Operations	$(5,828)

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Small Company Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$1,504	$623
Net realized gain on investments and foreign currency transactions	20,148	31,796
Net unrealized depreciation of investments and foreign currency transactions	(27,480)	(1,534)
Net Increase (Decrease) In Net Assets Resulting From Operations	(5,828)	30,885
Distributions to Shareholders:
From net investment income
Class A	(535)	(587)
Class B	(22)	(63)
Class C	(37)	(60)
Class I	(133)	(108)
Class R3	(2)	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(1,690)	(1,248)
Total distributions	(2,422)	(2,066)
Capital Share Transactions:
Class A	(448)	(7,680)
Class B	(1,437)	(2,085)
Class C	(1,280)	(2,228)
Class I	57	(733)
Class R3	2,110	100
Class R4	251	100
Class R5	6	100
Class Y	(1,395)	8,394
Net decrease from capital share transactions	(2,136)	(4,032)
Proceeds from regulatory settlements	—	26
Net Increase (Decrease) In Net Assets	(10,386)	24,813
Net Assets:
Beginning of period	192,033	167,220
End of period	$181,647	$192,033
Accumulated undistributed (distribution in excess of) net investment income (loss)	$413	$63

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Small Company Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

12

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

14

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$7	$—	$—	$—	$—	$7
Total	$—	$7	$—	$—	$—	$—	$7

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$29	$—	$—	$—	$—	$29
Total	$—	$29	$—	$—	$—	$—	$29

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$210	$—	$—	$—	$—	$210
Total	$—	$210	$—	$—	$—	$—	$210

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of foreign currency contracts	$—	$(31)	$—	$—	$—	$—	$(31)
Total	$—	$(31)	$—	$—	$—	$—	$(31)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$2,422	$2,066

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$938
Accumulated Capital Losses *	(48,460)
Unrealized Depreciation †	(7,066)
Total Accumulated Deficit	$(54,588)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,268
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,268)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,656
2017	46,804
Total	$48,460

As of October 31, 2011, the Fund utilized $17,670 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.54%
Class B Shares	2.30
Class C Shares	2.30
Class I Shares	1.07
Class R3 Shares	1.65
Class R4 Shares	1.35
Class R5 Shares	1.05
Class Y Shares	1.00

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $134 and contingent deferred sales charges of $14 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $13.  These commissions are in turn paid to sales representatives of the broker/dealers.

20

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$133,220
Sales Proceeds Excluding U.S. Government Obligations	132,533

21

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,075	40	(1,150)	—	(35)	840	51	(1,611)	—	(720)
Amount	$14,062	$515	$(15,025)	$—	$(448)	$9,384	$559	$(17,623)	$—	$(7,680)
Class B
Shares	33	2	(151)	—	(116)	30	6	(236)	—	(200)
Amount	$413	$21	$(1,871)	$—	$(1,437)	$327	$59	$(2,471)	$—	$(2,085)
Class C
Shares	128	3	(238)	—	(107)	143	5	(366)	—	(218)
Amount	$1,570	$34	$(2,884)	$—	$(1,280)	$1,498	$52	$(3,778)	$—	$(2,228)
Class I
Shares	225	3	(234)	—	(6)	61	2	(126)	—	(63)
Amount	$2,950	$33	$(2,926)	$—	$57	$673	$25	$(1,431)	$—	$(733)
Class R3
Shares	226	—	(66)	—	160	10	—	—	—	10
Amount	$2,959	$2	$(851)	$—	$2,110	$100	$—	$—	$—	$100
Class R4
Shares	24	—	(5)	—	19	10	—	—	—	10
Amount	$317	$1	$(67)	$—	$251	$100	$—	$—	$—	$100
Class R5
Shares	—	—	—	—	—	10	—	—	—	10
Amount	$4	$2	$—	$—	$6	$100	$—	$—	$—	$100
Class Y
Shares	1,551	130	(1,806)	—	(125)	2,879	113	(2,146)	—	846
Amount	$20,060	$1,690	$(23,145)	$—	$(1,395)	$31,938	$1,248	$(24,792)	$—	$8,394
Total
Shares	3,262	178	(3,650)	—	(210)	3,983	177	(4,485)	—	(325)
Amount	$42,335	$2,298	$(46,769)	$—	$(2,136)	$44,120	$1,943	$(50,095)	$—	$(4,032)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	27	$358
For the Year Ended October 31, 2010	54	$595

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $26, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities

22

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$12.56	$0.07	$–	$(0.47)	$(0.40)	$(0.13)	$–	$–	$(0.13)	$(0.53)	$12.03
B	11.97	(0.04)	–	(0.43)	(0.47)	(0.03)	–	–	(0.03)	(0.50)	11.47
C	11.78	(0.03)	–	(0.43)	(0.46)	(0.04)	–	–	(0.04)	(0.50)	11.28
I	12.53	0.12	–	(0.46)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.00
R3	12.72	0.09	–	(0.50)	(0.41)	(0.15)	–	–	(0.15)	(0.56)	12.16
R4	12.74	0.12	–	(0.50)	(0.38)	(0.16)	–	–	(0.16)	(0.54)	12.20
R5	12.75	0.13	–	(0.47)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.22
Y	12.76	0.14	–	(0.48)	(0.34)	(0.19)	–	–	(0.19)	(0.53)	12.23

For the Year Ended October 31, 2010 (E)
A	10.74	0.02	–	1.92	1.94	(0.12)	–	–	(0.12)	1.82	12.56
B	10.28	(0.07)	–	1.84	1.77	(0.08)	–	–	(0.08)	1.69	11.97
C	10.10	(0.07)	–	1.80	1.73	(0.05)	–	–	(0.05)	1.68	11.78
I	10.70	0.07	–	1.91	1.98	(0.15)	–	–	(0.15)	1.83	12.53
R3(F)	10.20	–	–	2.52	2.52	–	–	–	–	2.52	12.72
R4(F)	10.20	0.02	–	2.52	2.54	–	–	–	–	2.54	12.74
R5(F)	10.20	0.04	–	2.51	2.55	–	–	–	–	2.55	12.75
Y	10.89	0.07	–	1.96	2.03	(0.16)	–	–	(0.16)	1.87	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	–	3.21	3.29	–	–	–	–	3.29	10.74
B	7.16	0.02	–	3.10	3.12	–	–	–	–	3.12	10.28
C	7.06	(0.01)	–	3.05	3.04	–	–	–	–	3.04	10.10
I	7.47	0.06	–	3.23	3.29	(0.06)	–	–	(0.06)	3.23	10.70
Y	7.60	0.09	–	3.27	3.36	(0.07)	–	–	(0.07)	3.29	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	–	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	(10.54)	7.45
B	17.35	0.02	–	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	(10.19)	7.16
C	17.16	–	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	(10.10)	7.06
I	18.02	0.11	–	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	(10.55)	7.47
Y	18.26	0.18	–	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	(10.66)	7.60

For the Year Ended October 31, 2007
A	16.19	0.03	–	3.92	3.95	(0.15)	(2.00)	–	(2.15)	1.80	17.99
B	15.72	(0.05)	–	3.76	3.71	(0.08)	(2.00)	–	(2.08)	1.63	17.35
C	15.55	(0.02)	–	3.69	3.67	(0.06)	(2.00)	–	(2.06)	1.61	17.16
I(I)	17.10	0.02	–	0.90	0.92	–	–	–	–	0.92	18.02
Y	16.37	0.02	–	4.06	4.08	(0.19)	(2.00)	–	(2.19)	1.89	18.26

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 31, 2007.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(3.28)%		$50,854	1.59%		1.55%		1.55%		0.51%		69%
(3.91)		6,188	2.55		2.30		2.30		(0.29)		–
(3.93)		9,420	2.34		2.30		2.30		(0.27)		–
(2.82)		7,309	1.09		1.07		1.07		0.94		–
(3.31)		2,065	1.71		1.65		1.65		0.73		–
(3.10)		356	1.44		1.35		1.35		0.90		–
(2.77)		126	1.12		1.05		1.05		0.99		–
(2.72)		105,329	1.02		1.00		1.00		1.03		–

18.22		53,514	1.63		1.57		1.57		0.14		97
17.28		7,850	2.60		2.32		2.32		(0.63)		–
17.23		11,103	2.37		2.32		2.32		(0.62)		–
18.76		7,698	1.08		1.08		1.08		0.63		–
24.71	(G)	125	1.73	(H)	1.65	(H)	1.65	(H)	0.08	(H)	–
24.90	(G)	125	1.43	(H)	1.36	(H)	1.36	(H)	0.38	(H)	–
25.00	(G)	125	1.12	(H)	1.06	(H)	1.06	(H)	0.68	(H)	–
18.83		111,493	1.02		1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		1.39		0.64		151
43.58		8,798	2.89		1.80		1.80		0.25		–
43.06		11,713	2.55		2.14		2.14		(0.10)		–
44.32		7,255	1.09		1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		2.13		0.18		–
(53.00)		10,563	2.28		2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.01		1.36		–

27.90		153,290	1.49		1.49		1.49		0.33		96
26.97		19,562	2.44		2.26		2.26		(0.47)		–
26.98		33,033	2.23		2.23		2.23		(0.43)		–
5.38	(G)	174	1.19	(H)	1.19	(H)	1.19	(H)	0.77	(H)	–
28.48		132,411	1.01		1.01		1.01		0.75		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Small Company Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QDI*	100.00%

*
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $299. Foreign Source Income was $4,534.

30

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$851.40	$7.10	$1,000.00	$1,017.54	$7.73	1.52%	184	365
Class B	$1,000.00	$848.40	$10.51	$1,000.00	$1,013.83	$11.45	2.26	184	365
Class C	$1,000.00	$848.10	$10.62	$1,000.00	$1,013.71	$11.58	2.28	184	365
Class I	$1,000.00	$853.50	$4.97	$1,000.00	$1,019.84	$5.41	1.06	184	365
Class R3	$1,000.00	$850.90	$7.70	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class R4	$1,000.00	$852.00	$6.30	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$853.40	$4.91	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$853.50	$4.67	$1,000.00	$1,020.17	$5.09	1.00	184	365

31

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford International Small Company Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-ISC11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford International Value Fund

Fund Performance (Unaudited)	2
Manager Discussion (Unaudited)	3
Financial Statements
Schedule of Investments at October 31, 2011	5
Investment Valuation Hierarchy Level Summary at October 31, 2011	8
Statement of Assets and Liabilities at October 31, 2011	9
Statement of Operations for the Year Ended October 31, 2011	10
Statement of Changes in Net Assets for the Year Ended October 31, 2011, and the Period May 28, 2010 (commencement of operations) through October 31, 2010	11
Notes to Financial Statements	12
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Directors and Officers (Unaudited)	27
How to Obtain a Copy of the Fund’s Proxy Voting Policies and Voting Records (Unaudited)	29
Quarterly Portfolio Holdings Information (Unaudited)	29
Federal Tax Information (Unaudited)	30
Expense Example (Unaudited)	31

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview 5/28/10 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
International Value A#	-2.37%	10.56%
International Value A##	-7.74%	6.26%
International Value C#	-3.10%	9.78%
International Value C##	-4.05%	9.78%
International Value I#	-2.07%	10.92%
International Value R3#	-2.67%	10.25%
International Value R4#	-2.34%	10.58%
International Value R5#	-2.09%	10.90%
International Value Y#	-1.90%	11.06%
MSCI EAFE Value Index	-4.89%	8.58%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford International Value Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
Theodore B.P. Jayne, CFA
Director

How did the Fund perform?
The Class A shares of The Hartford International Value Fund returned -2.37%, before sales charge, for the twelve-month period ended October 31, 2011, outperforming its benchmark, the MSCI EAFE Value Index, which returned -4.89% for the same period. The Fund outperformed the -5.55% return of the average fund in the Lipper International Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Global equity markets were extremely volatile throughout the twelve months ended October 31, 2011. During the first half of the period, global equities moved higher as investors chose to focus on improving economic data, strong corporate earnings, and robust merger and acquisition activity. However, as the second half of the period unfolded, international equities tumbled amid concern that the global economy could slip back into recession. Fears over sovereign debt and solvency troubles in the eurozone, and slowing economic expansion in China conspired to produce negative equity market returns. October, the final month of the period, produced a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s fiscal crisis.

Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, contributed positively to benchmark-relative returns during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities and Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Staples contributed positively to relative results. This was partially offset by an underweight to Telecommunication Services and an overweight to Information Technology which detracted. Security selection, which was strongest in Information Technology, Consumer Discretionary, and Financials, contributed positively to benchmark-relative performance. This was partially offset by weaker stock selection in Materials, Health Care, and Energy.

Among the top contributors to benchmark-relative returns were Daito Trust (Financials), Sega Sammy (Consumer Discretionary), and CGI Group (Information Technology). Shares of Daito Trust, a Japanese condo construction company whose order growth was unaffected by the earthquake, rose during the period as the company improved its cost structure through scale. Sega Sammy, a Japanese manufacturer of slot machines, saw the value of its shares rise during the period due to strong business fundamentals, inexpensive valuations, and stable growth trends. Shares of CGI Group, a Canada-based independent provider of end-to-end information technology services, benefitted during the period due to a robust IT spending environment and the renewal of several key contracts. Top absolute (i.e. total return) contributors for the period also included Ireland-based building materials company CRH (Materials).

Huabao (Materials), Royal Dutch Shell (Energy), and HSBC (Financials) detracted most from benchmark-relative returns. Shares of Huabao, the dominant cigarette flavor manufacturer in China, declined throughout the period as the company continued to lose market share and the growth outlook of the firm was reduced. Royal Dutch Shell, an integrated oil and gas company, was added to the Fund midway through the period. Shares rose as the company improved downstream performance, had strong cash flow, and announced numerous deals that improved the company’s global reach and output potential. Not owning the benchmark-component earlier in the period detracted from relative results (i.e. return of the Fund as measured against the benchmark). Shares of HSBC, a global banking and financial services organization, fell during the period as the company announced it was cutting 30,000 jobs by 2013 as part of a global restructuring effort to reduce costs. UBS (Financials) and BNP (Financials) were the top detractors from absolute performance.

What is the outlook?
We continue to expect weaker than normal trend growth in the developed markets. We believe that economic data in the second and third quarters point to a slowing of economic activity. However, the extent of negative news, combined with the confidence crisis created by the market downturn and continuing debt issues in Europe and the U.S., have raised the probability of a recession.

We select stocks individually based on their merits. As a result of bottom-up stock selection, we ended the period most overweight to the Information Technology, Consumer Discretionary, and Consumer Staples sectors. The Fund held less-than-benchmark weights in Financials, Utilities, Telecommunication Services, and Health Care at the end of the period.

3

The Hartford International Value Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	6.0%
Banks (Financials)	11.9
Capital Goods (Industrials)	5.3
Consumer Durables & Apparel (Consumer Discretionary)	4.9
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	2.1
Energy (Energy)	13.3
Food, Beverage & Tobacco (Consumer Staples)	5.6
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	5.5
Materials (Materials)	8.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.0
Real Estate (Financials)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	7.8
Telecommunication Services (Services)	5.3
Transportation (Industrials)	2.1
Utilities (Utilities)	2.1
Short-Term Investments	3.6
Other Assets and Liabilities	(0.3)
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Australia	4.1%
Belgium	3.0
Brazil	3.6
Canada	7.5
China	5.1
France	4.5
Germany	7.8
Ireland	1.7
Japan	14.2
Malaysia	1.1
Netherlands	5.3
Norway	4.2
Singapore	3.4
Spain	1.7
Sweden	2.9
Switzerland	5.2
Taiwan	1.3
United Kingdom	20.1
Short-Term Investments	3.6
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford International Value Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.7%
	Australia - 4.1%
76	Australia & New Zealand Banking Group Ltd.	$1,721
432	Incitec Pivot Ltd.	1,563
148	QBE Insurance Group Ltd.	2,279
		5,563
	Belgium - 3.0%
24	Anheuser-Busch InBev N.V.	1,344
64	UCB S.A.	2,814
		4,158
	Brazil - 3.6%
24	CIA Saneamento Basico De Estado de Sao Paulo	1,297
91	Companhia Energetica de Minas Gerais ADR	1,555
53	Itau Unibanco Banco Multiplo S.A. ADR	1,010
42	Petroleo Brasileiro S.A. ADR	1,134
		4,996
	Canada - 7.5%
33	Barrick Gold Corp.	1,614
86	CGI Group, Inc. Class A ●	1,758
60	Imperial Oil Ltd.	2,457
45	Methanex Corp.	1,152
88	Pacific Rubiales Energy Corp.	2,059
27	Potash Corp. of Saskatchewan, Inc.	1,282
		10,322
	China - 5.1%
265	China Shenhua Energy Co., Ltd.	1,212
468	CITIC Securities Co., Ltd. ●	933
1,250	Dongfeng Motor Group Co., Ltd.	2,039
1,051	Great Wall Automobile Holdings Co., Ltd.	1,427
1,566	Jiangsu Express Co., Ltd.	1,350
		6,961
	France - 4.5%
14	Christian Dior	1,980
40	Michelin (C.G.D.E.) Class B	2,872
28	Vinci S.A.	1,364
		6,216
	Germany - 7.8%
25	BASF SE	1,856
25	Daimler AG	1,246
97	GEA Group AG	2,651
35	Hannover Rueckversicherung AG	1,707
31	K+S AG	1,967
12	Siemens AG	1,284
		10,711
	Ireland - 1.7%
129	CRH plc	2,331

	Japan - 14.2%
110	Acom Co., Ltd.	1,931
42	Daito Trust Construction Co., Ltd.	3,682
49	DeNa Co., Ltd.	2,098
30	Eisai Co., Ltd.	1,174
–	Inpex Corp.	1,393
165	Isuzu Motors Ltd.	699
–	Japan Tobacco, Inc.	1,085
49	Mitsubishi Corp.	1,016
15	OBIC Co., Ltd.	2,874
164	Sega Sammy Holdings, Inc.	3,570
		19,522

	Malaysia - 1.1%
1,249	AirAsia Berhad	1,570

	Netherlands - 5.3%
46	ASML Holding N.V.	1,931
113	Royal Dutch Shell plc B Shares	4,042
40	Unilever N.V. CVA	1,369
		7,342
	Norway - 4.2%
296	DNB Nor ASA	3,424
128	Telenor ASA	2,285
		5,709
	Singapore - 3.4%
1,118	Genting Singapore plc ●	1,528
227	United Overseas Bank Ltd.	3,072
		4,600
	Spain - 1.7%
2,503	Mapletree Industries NPV	2,302

	Sweden - 2.9%
89	Nordea Bank Ab	804
79	Sandvik Ab	1,086
102	Tele2 Ab B Shares	2,140
		4,030
	Switzerland - 5.2%
17	Roche Holding AG	2,863
3	Swatch Group AG	1,300
25	Swiss Re Ltd.	1,344
85	Temenos Group AG ●	1,610
		7,117
	Taiwan - 1.3%
146	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,841

	United Kingdom - 20.1%
58	AstraZeneca plc	2,793
475	Barclays Bank plc ADR	1,472
84	BG Group plc	1,821
294	BP plc	2,165
30	British American Tobacco plc	1,384
41	ENSCO International plc	2,056
370	HSBC Holdings plc	3,229
69	Imperial Tobacco Group plc	2,504
431	Logica plc	647
203	Prudential plc	2,093
29	Reckitt Benckiser Group plc	1,493
360	Sage Group plc	1,607
61	Standard Chartered plc	1,423
1,045	Vodafone Group plc	2,902
		27,589
	Total common stocks
	(cost $133,327)	$132,880

	Total long-term investments
	(cost $133,327)	$132,880

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.6%
	Repurchase Agreements - 3.6%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $296,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $302)
$296	0.11%, 10/31/2011		$296
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $2,826, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$2,883)
2,826	0.11%, 10/31/2011		2,826
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $400,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $408)
400	0.11%, 10/31/2011		400
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $-, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $-)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $1,376, collateralized by GNMA
	3.50% - 4.50%, 2041, value of $1,404)
1,376	0.11%, 10/31/2011		1,376
			4,898
	Total short-term investments
	(cost $4,898)		$4,898

	Total investments
	(cost $138,225) ▲	100.3%	$137,778
	Other assets and liabilities	(0.3)%	(465)
	Total net assets	100.0%	$137,313

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 96.7% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $139,918 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$4,176
Unrealized Depreciation	(6,316)
Net Unrealized Depreciation	$(2,140)

●	Non-income producing.

The accompanying notes are an integral part of these financial statements.

6

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Hong Kong Dollar	Deutsche Bank Securities	Buy	$499	$499	11/02/2011	$–
Japanese Yen	UBS AG	Buy	344	345	11/04/2011	(1)
Swedish Krona	Barclay Investments	Sell	676	679	11/03/2011	3
Swiss Franc	JP Morgan Securities	Sell	496	547	11/14/2011	51
Swiss Franc	RBC Dominion Securities	Buy	909	1,002	11/14/2011	(93)
Swiss Franc	UBS AG	Buy	908	890	11/14/2011	18
Swiss Franc	UBS AG	Sell	1,321	1,608	11/14/2011	287
						$265

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$5,563	$–	$5,563	$–
Belgium	4,158	–	4,158	–
Brazil	4,996	4,996	–	–
Canada	10,322	10,322	–	–
China	6,961	933	6,028	–
France	6,216	–	6,216	–
Germany	10,711	–	10,711	–
Ireland	2,331	–	2,331	–
Japan	19,522	–	19,522	–
Malaysia	1,570	–	1,570	–
Netherlands	7,342	–	7,342	–
Norway	5,709	–	5,709	–
Singapore	4,600	–	4,600	–
Spain	2,302	–	2,302	–
Sweden	4,030	–	4,030	–
Switzerland	7,117	–	7,117	–
Taiwan	1,841	1,841	–	–
United Kingdom	27,589	2,056	25,533	–
Total	132,880	20,148	112,732	–
Short-Term Investments	4,898	–	4,898	–
Total	$137,778	$20,148	$117,630	$–
Foreign Currency Contracts*	359	–	359	–
Total	$359	$–	$359	$–
Liabilities:
Foreign Currency Contracts*	94	–	94	–
Total	$94	$–	$94	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $138,225)	$137,778
Cash	—
Unrealized appreciation on foreign currency contracts	359
Receivables:
Investment securities sold	677
Fund shares sold	1
Dividends and interest	242
Other assets	64
Total assets	139,121
Liabilities:
Unrealized depreciation on foreign currency contracts	94
Payables:
Investment securities purchased	1,544
Fund shares redeemed	130
Investment management fees	23
Administrative fees	—
Distribution fees	—
Accrued expenses	17
Total liabilities	1,808
Net assets	$137,313
Summary of Net Assets:
Capital stock and paid-in-capital	$146,965
Accumulated undistributed net investment income	1,192
Accumulated net realized loss on investments and foreign currency transactions	(10,657)
Unrealized depreciation of investments and the translation of assets and liabilities denominated in foreign currency	(187)
Net assets	$137,313

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.28/$11.94
Shares outstanding	322
Net assets	$3,629
Class C: Net asset value per share	$11.19
Shares outstanding	77
Net assets	$859
Class I: Net asset value per share	$11.32
Shares outstanding	55
Net assets	$621
Class R3: Net asset value per share	$11.26
Shares outstanding	53
Net assets	$597
Class R4: Net asset value per share	$11.29
Shares outstanding	51
Net assets	$577
Class R5: Net asset value per share	$11.32
Shares outstanding	51
Net assets	$580
Class Y: Net asset value per share	$11.34
Shares outstanding	11,500
Net assets	$130,450

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$1,879
Interest	3
Less: Foreign tax withheld	(211)
Total investment income	1,671

Expenses:
Investment management fees	569
Administrative services fees	3
Transfer agent fees	6
Distribution fees
Class A	7
Class C	8
Class R3	3
Class R4	2
Custodian fees	24
Accounting services fees	12
Registration and filing fees	116
Board of Directors' fees	1
Audit fees	13
Other expenses	12
Total expenses (before waivers and fees paid indirectly)	776
Expense waivers	(229)
Commission recapture	—
Total waivers and fees paid indirectly	(229)
Total expenses, net	547
Net Investment Income	1,124
Net Realized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments in securities	(10,568)
Net realized loss on foreign currency contracts	(117)
Net realized gain on other foreign currency transactions	122
Net Realized Loss on Investments and Foreign Currency Transactions	(10,563)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,236)
Net unrealized appreciation of foreign currency contracts	268
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(6)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(974)
Net Loss on Investments and Foreign Currency Transactions	(11,537)
Net Decrease in Net Assets Resulting from Operations	$(10,413)

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Period May 28, 2010* through October 31, 2010
Operations:
Net investment income	$1,124	$10
Net realized gain (loss) on investments and foreign currency transactions	(10,563)	172
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(974)	787
Net Increase (Decrease) In Net Assets Resulting From Operations	(10,413)	969
Distributions to Shareholders:
From net investment income
Class A	(4)	—
Class I	(2)	—
Class R4	(1)	—
Class R5	(2)	—
Class Y	(36)	—
From net realized gain on investments
Class A	(37)	—
Class C	(15)	—
Class I	(13)	—
Class R3	(13)	—
Class R4	(12)	—
Class R5	(12)	—
Class Y	(61)	—
Total distributions	(208)	—
Capital Share Transactions:
Class A	2,145	1,540
Class C	225	594
Class I	52	508
Class R3	17	519
Class R4	13	500
Class R5	14	500
Class Y	138,838	1,500
Net increase from capital share transactions	141,304	5,661
Net Increase In Net Assets	130,683	6,630
Net Assets:
Beginning of period	6,630	—
End of period	$137,313	$6,630
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,192	$31

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Value Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

12

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

14

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$359	$—	$—	$—	$—	$359
Total	$—	$359	$—	$—	$—	$—	$359

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$94	$—	$—	$—	$—	$94
Total	$—	$94	$—	$—	$—	$—	$94

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(117)	$—	$—	$—	$—	$(117)
Total	$—	$(117)	$—	$—	$—	$—	$(117)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$268	$—	$—	$—	$—	$268
Total	$—	$268	$—	$—	$—	$—	$268

16

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010 *
Ordinary Income	$206	$—
Long-Term Capital Gains ‡	2	—

*	Commenced operations on May 28, 2010
‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,192
Accumulated Capital Losses *	(8,701)
Unrealized Depreciation †	(2,143)
Total Accumulated Deficit	$(9,652)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$82
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(82)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2019	$8,701
Total	$8,701

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the

18

Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.34%
Class C Shares	2.02
Class I Shares	1.00
Class R3 Shares	1.60
Class R4 Shares	1.30
Class R5 Shares	1.00
Class Y Shares	0.76

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $60 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

20

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	102
Class C	51
Class I	51
Class R3	51
Class R4	51
Class R5	51
Class Y	1

9.	Investment Transactions:

For the year ended October 31, 2011, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$214,120
Sales Proceeds Excluding U.S. Government Obligations	75,885

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Period Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	224	3	(54)	—	173	151	—	(2)	—	149
Amount	$2,745	$41	$(641)	$—	$2,145	$1,561	$—	$(21)	$—	$1,540
Class C
Shares	26	1	(9)	—	18	59	—	—	—	59
Amount	$313	$15	$(103)	$—	$225	$595	$—	$(1)	$—	$594
Class I
Shares	6	1	(3)	—	4	51	—	—	—	51
Amount	$74	$15	$(37)	$—	$52	$508	$—	$—	$—	$508
Class R3
Shares	1	1	(1)	—	1	52	—	—	—	52
Amount	$9	$13	$(5)	$—	$17	$519	$—	$—	$—	$519
Class R4
Shares	—	1	—	—	1	50	—	—	—	50
Amount	$—	$13	$—	$—	$13	$500	$—	$—	$—	$500
Class R5
Shares	—	1	—	—	1	50	—	—	—	50
Amount	$—	$14	$—	$—	$14	$500	$—	$—	$—	$500
Class Y
Shares	11,495	8	(153)	—	11,350	150	—	—	—	150
Amount	$140,551	$97	$(1,810)	$—	$138,838	$1,500	$—	$—	$—	$1,500
Total
Shares	11,752	16	(220)	—	11,548	563	—	(2)	—	561
Amount	$143,692	$208	$(2,596)	$—	$141,304	$5,683	$—	$(22)	$—	$5,661

21

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford International Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2011 (E)
A	$11.82	$0.18	$–	$(0.45)	$(0.27)	$(0.02)	$(0.25)	$–	$(0.27)	$(0.54)	$11.28
C	11.79	0.09	–	(0.44)	(0.35)	–	(0.25)	–	(0.25)	(0.60)	11.19
I	11.84	0.22	–	(0.45)	(0.23)	(0.04)	(0.25)	–	(0.29)	(0.52)	11.32
R3	11.81	0.15	–	(0.45)	(0.30)	–	(0.25)	–	(0.25)	(0.55)	11.26
R4	11.82	0.18	–	(0.45)	(0.27)	(0.01)	(0.25)	–	(0.26)	(0.53)	11.29
R5	11.84	0.22	–	(0.46)	(0.24)	(0.03)	(0.25)	–	(0.28)	(0.52)	11.32
Y	11.84	0.20	–	(0.41)	(0.21)	(0.04)	(0.25)	–	(0.29)	(0.50)	11.34

From May 28, 2010 (commencement of operations), through October 31, 2010
A(F)	10.00	0.02	–	1.80	1.82	–	–	–	–	1.82	11.82
C(F)	10.00	(0.01)	–	1.80	1.79	–	–	–	–	1.79	11.79
I(F)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
R3(F)	10.00	–	–	1.81	1.81	–	–	–	–	1.81	11.81
R4(F)	10.00	0.01	–	1.81	1.82	–	–	–	–	1.82	11.82
R5(F)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84
Y(F)	10.00	0.03	–	1.81	1.84	–	–	–	–	1.84	11.84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

(2.37)%		$3,629	1.69%		1.34%		1.34%		1.50%		112%
(3.10)		859	2.37		2.02		2.02		0.74		–
(2.07)		621	1.34		1.00		1.00		1.85		–
(2.67)		597	2.05		1.60		1.60		1.22		–
(2.34)		577	1.74		1.30		1.30		1.52		–
(2.09)		580	1.44		1.00		1.00		1.82		–
(1.90)		130,450	1.10		0.76		0.76		1.70		–

18.20	(G)	1,765	3.05	(H)	1.27	(H)	1.27	(H)	0.50	(H)	47
17.90	(G)	695	3.76	(H)	1.98	(H)	1.98	(H)	(0.28	)(H)	–
18.40	(G)	601	2.75	(H)	0.97	(H)	0.97	(H)	0.67	(H)	–
18.10	(G)	609	3.45	(H)	1.62	(H)	1.62	(H)	0.02	(H)	–
18.20	(G)	591	3.15	(H)	1.32	(H)	1.32	(H)	0.33	(H)	–
18.40	(G)	592	2.85	(H)	1.02	(H)	1.02	(H)	0.63	(H)	–
18.40	(G)	1,777	2.75	(H)	0.97	(H)	0.97	(H)	0.68	(H)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Value Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	10.00%
QDI†	30.00%
QSTCG‡	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

‡	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as short-term capital gain distributions under IRC Sec. 871 (k)(2)(C).

The Fund intends to make an election under the IRC Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $167. Foreign Source Income was $1,831.

30

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$847.50	$6.27	$1,000.00	$1,018.41	$6.85	1.35%	184	365
Class C	$1,000.00	$844.50	$9.41	$1,000.00	$1,015.01	$10.27	2.02	184	365
Class I	$1,000.00	$849.20	$4.68	$1,000.00	$1,020.14	$5.11	1.00	184	365
Class R3	$1,000.00	$846.60	$7.45	$1,000.00	$1,017.14	$8.14	1.60	184	365
Class R4	$1,000.00	$847.60	$6.05	$1,000.00	$1,018.65	$6.62	1.30	184	365
Class R5	$1,000.00	$849.20	$4.66	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class Y	$1,000.00	$850.10	$3.48	$1,000.00	$1,021.45	$3.80	0.75	184	365

31

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-IV11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford MidCap Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Fund inception 12/31/1997
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
MidCap A#	2.53%	2.89%	7.94%
MidCap A##	-3.11%	1.73%	7.33%
MidCap B#	1.66%	2.08%	NA*
MidCap B##	-3.34%	1.80%	NA*
MidCap C#	1.87%	2.20%	7.22%
MidCap C##	0.87%	2.20%	7.22%
MidCap I#	2.81%	3.07%	8.03%
MidCap R3#	2.29%	3.02%	8.28%
MidCap R4#	2.60%	3.17%	8.36%
MidCap R5#	2.91%	3.33%	8.44%
MidCap Y#	2.99%	3.37%	8.46%
S&P MidCap 400 Index	8.55%	4.01%	8.43%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford MidCap Fund returned 2.53%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the S&P MidCap 400 Index, which returned 8.55% for the same period. The Fund also underperformed the 5.39% return of the average fund in the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher in the period despite a high degree of volatility caused, in the first half of the period, at least in part by unrest in North Africa and the Middle East, as well as the devastating earthquake and tsunami in Japan. Fears of a global economic slowdown and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Federal Reserve policy. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. October, the final month of the period, produced a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s fiscal crises.

Mid-cap stocks (+8.55%) outperformed large-cap stocks (+8.07%) and small-cap stocks (+6.71%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+10%) outperformed Value stocks (+6%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices, respectively. Within the S&P MidCap 400 Index, eight of the ten sectors posted positive returns. The Consumer Staples (32%), Utilities (16%), and Consumer Discretionary (15%) sectors performed the best while Telecommunications Services
(-16%) and Financials (0%) lagged the benchmark.

Overall underperformance was driven by weak security selection, primarily within Industrials, Consumer Discretionary, and Energy. This more than offset positive stock selection within Health Care, Information Technology, and Telecommunication Services. Sector allocation, a fall-out of our bottom-up (i.e. stock by stock fundamental research) stock selection process, detracted from benchmark relative performance primarily due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Consumer Staples and Consumer Discretionary, and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Telecommunication Services and Information Technology. A modest cash position in an upward trending market detracted from relative performance (i.e. performance of the Fund as measured against the benchmark).

Top detractors from relative performance included Alpha Natural Resources (Energy), Netflix (Consumer Discretionary), and Southwest Airlines (Industrials). Shares of Alpha Natural Resources, a U.S.-based coal producer, declined after reduced shipment guidance raised investor concerns about a slowdown in demand from China. Netflix, which had seen considerable growth early in the year, tumbled on news the firm had decided to divide its mail and streaming operations. Though the company ultimately reversed its decision, the stock was unable to rebound. Southwest Airlines, a short-haul, low-fare domestic airline, saw shares decline as oil prices rose. The stock also declined when one of the company’s planes developed a hole in the fuselage mid-flight. Top detractors from absolute (i.e. total return) performance also included Skyworks Solutions (Information Technology).

Top relative and absolute contributors included Tempur-Pedic International (Consumer Discretionary), Watson Pharmaceuticals (Health Care), and Regeneron (Health Care). International mattress and pillow manufacturer Tempur-Pedic’s shares rose as the company issued fiscal year guidance above expectations and sales and profits exceeded expectations in both the North American and International segments. Shares of Watson Pharmaceuticals, a U.S.-based specialty pharmaceutical company, rose as results topped expectations, the company received approval for a generic version of anticoagulant Lovenox, and the recently launched generic version of Concerta generated strong prescription trends. Regeneron, a U.S.-based biopharmaceutical company, saw its shares rise as expectations for the success of Eylea, its drug for macular degeneration treatment, increased. Beckman Coulter (Health Care) was a top contributor to absolute returns for the period.

What is the outlook?
Economic momentum remained sluggish in recent months, with the most notable disappointments being the lack of jobs growth in the U.S. and the tenuous economic and political climate in Europe. During the final month of the period, the

3

The Hartford MidCap Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

market responded to developments in Europe, which we believe were perceived as catalysts for moving the continent’s healing process forward, though things may get worse before they get better. In the months ahead, we will be paying attention to developments that can influence how we position the portfolio on a stock specific basis.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals, valuation, and expectations. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Health Care, Energy, and Information Technology sectors. Our largest underweights relative to the benchmark were in Financials, Consumer Discretionary, and Utilities.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.6%
Banks (Financials)	5.1
Capital Goods (Industrials)	9.4
Commercial & Professional Services (Industrials)	3.2
Consumer Durables & Apparel (Consumer Discretionary)	3.7
Diversified Financials (Financials)	5.5
Energy (Energy)	11.1
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.4
Health Care Equipment & Services (Health Care)	8.7
Insurance (Financials)	1.9
Materials (Materials)	4.8
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.0
Real Estate (Financials)	0.8
Retailing (Consumer Discretionary)	2.6
Semiconductors & Semiconductor Equipment (Information Technology)	6.2
Software & Services (Information Technology)	10.5
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	1.3
Transportation (Industrials)	4.3
Utilities (Utilities)	3.4
Short-Term Investments	0.0
Other Assets and Liabilities	0.0
Total	100.0%

4

The Hartford MidCap Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.0%
	Automobiles & Components - 1.6%
1,418	Harley-Davidson, Inc.	$55,163

	Banks - 5.1%
374	Cullen/Frost Bankers, Inc.	18,342
919	East West Bancorp, Inc.	17,900
1,206	First Republic Bank ●	33,419
5,562	Huntington Bancshares, Inc.	28,812
792	M&T Bank Corp.	60,269
280	Signature Bank ●	15,589
		174,331
	Capital Goods - 9.4%
959	AMETEK, Inc.	37,896
792	Carlisle Cos., Inc.	33,054
781	IDEX Corp.	27,696
1,005	Jacobs Engineering Group, Inc. ●	38,980
1,573	Lennox International, Inc.	50,619
554	MSC Industrial Direct Co., Inc.	37,644
1,460	PACCAR, Inc.	63,113
524	Rockwell Collins, Inc.	29,255
		318,257
	Commercial & Professional Services - 3.2%
1,269	Manpower, Inc.	54,749
2,041	Robert Half International, Inc.	53,939
		108,688
	Consumer Durables & Apparel - 3.7%
1,306	Hasbro, Inc.	49,724
75	NVR, Inc. ●	48,436
390	Tempur-Pedic International, Inc. ●	26,533
		124,693
	Diversified Financials - 5.5%
1,508	Cetip S.A. - Balcao Organizado	20,644
630	Greenhill & Co., Inc.	23,784
2,394	Invesco Ltd.	48,051
534	LPL Investment Holdings, Inc. ●	15,489
2,836	SEI Investments Co.	45,910
601	T. Rowe Price Group, Inc.	31,748
		185,626
	Energy - 11.1%
2,047	Alpha Natural Resources, Inc. ●	49,203
1,054	Atwood Oceanics, Inc. ●	45,055
2,307	Cobalt International Energy ●	23,809
610	Consol Energy, Inc.	26,092
2,101	Denbury Resources, Inc. ●	32,983
1,167	ENSCO International plc	57,963
1,322	McDermott International, Inc. ●	14,515
1,107	Newfield Exploration Co. ●	44,554
672	Pioneer Natural Resources Co.	56,362
564	Whiting Petroleum Corp. ●	26,250
		376,786
	Food & Staples Retailing - 0.5%
251	Whole Foods Market, Inc.	18,133

	Food, Beverage & Tobacco - 1.4%
1,141	Molson Coors Brewing Co.	48,317

	Health Care Equipment & Services - 8.7%
1,297	Amerisource Bergen Corp.	52,909
924	Cardinal Health, Inc.	40,889
1,050	Coventry Health Care, Inc. ●	33,403
386	Gen-Probe, Inc. ●	23,209
595	Health Net, Inc. ●	16,524
1,967	Lincare Holdings, Inc.	46,316
1,284	Patterson Cos., Inc.	40,409
1,452	Resmed, Inc. ●	41,091
		294,750
	Insurance - 1.9%
1,593	Unum Group	37,981
712	W.R. Berkley Corp.	24,794
		62,775
	Materials - 4.8%
731	Carpenter Technology Corp.	41,484
36	CF Industries Holdings, Inc.	5,785
463	FMC Corp.	36,530
333	Sherwin-Williams Co.	27,557
588	Silgan Holdings, Inc.	22,073
397	Walter Energy, Inc.	30,052
		163,481
	Media - 1.6%
1,860	DreamWorks Animation SKG, Inc. ●	34,497
475	Liberty Global, Inc. ●	19,080
		53,577
	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
178	Alkermes plc ●	3,114
2,602	Amylin Pharmaceuticals, Inc. ●	29,973
1,770	Incyte Corp. ●	24,366
658	Ironwood Pharmaceuticals, Inc. ●	8,954
967	Life Technologies Corp. ●	39,317
2,790	Mylan, Inc. ●	54,592
185	Regeneron Pharmaceuticals, Inc. ●	10,204
1,069	Seattle Genetics, Inc. ●	23,518
665	Waters Corp. ●	53,304
888	Watson Pharmaceuticals, Inc. ●	59,621
		306,963
	Real Estate - 0.8%
408	Alexandria Real Estate Equities, Inc.	26,947

	Retailing - 2.6%
539	Advance Automotive Parts, Inc.	35,061
1,196	CarMax, Inc. ●	35,941
345	Joseph A. Bank Clothiers, Inc. ●	18,439
		89,441
	Semiconductors & Semiconductor Equipment - 6.2%
349	Altera Corp.	13,247
748	Analog Devices, Inc.	27,337
1,778	Maxim Integrated Products, Inc.	46,509
3,159	NVIDIA Corp. ●	46,749
2,600	Skyworks Solutions, Inc. ●	51,509
794	Xilinx, Inc.	26,580
		211,931
	Software & Services - 10.5%
665	Citrix Systems, Inc. ●	48,459
326	Factset Research Systems, Inc.	32,381
698	Gartner, Inc. Class A ●	26,905
4,478	Genpact Ltd. ●	72,314
1,026	Rovi Corp. ●	50,833
2,299	VeriSign, Inc.	73,775
3,028	Western Union Co.	52,907
		357,574
The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 100.0% - (continued)
	Technology Hardware & Equipment - 3.4%
1,248	ADTRAN, Inc.		$41,947
211	F5 Networks, Inc. ●		21,907
1,042	National Instruments Corp.		27,826
1,357	Polycom, Inc. ●		22,432
			114,112
	Telecommunication Services - 1.3%
823	American Tower Corp. Class A ●		45,361

	Transportation - 4.3%
623	C.H. Robinson Worldwide, Inc.		43,256
744	Expeditors International of Washington, Inc.		33,938
983	J.B. Hunt Transport Services, Inc.		41,577
458	Kansas City Southern ●		28,925
			147,696
	Utilities - 3.4%
578	Northeast Utilities		19,996
1,277	NRG Energy, Inc. ●		27,355
1,403	UGI Corp.		40,233
876	Wisconsin Energy Corp.		28,402
			115,986
	Total common stocks
	(cost $3,316,737)		$3,400,588

	Total long-term investments
	(cost $3,316,737)		$3,400,588

SHORT-TERM INVESTMENTS - 0.0%
Repurchase Agreements - 0.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $97,
	collateralized by FHLMC 4.50%, 2040,
	FNMA 5.00, 2041, value of $99)
$97	0.11%, 10/31/2011		$97
	Barclays Capital TriParty Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $925, collateralized by FNMA
	5.50%, 2041, GNMA 4.00%, 2040, U.S.
	Treasury Bond 8.13%, 2021, U.S. Treasury
	Note 2.50% - 3.63%, 2015 - 2020, value of
	$943)
925	0.11%, 10/31/2011		925
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $131,
	collateralized by GNMA 4.00% - 5.00%,
	2040, value of $133)
131	0.11%, 10/31/2011		131
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2011 in the
	amount of $–, collateralized by U.S.
	Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $450,
	collateralized by GNMA 3.50% - 4.50%,
	2041, value of $459)
$450	0.11%, 10/31/2011		$450
			1,603
	Total short-term investments
	(cost $1,603)		$1,603

	Total investments
	(cost $3,318,340) ▲	100.0%	$3,402,191
	Other assets and liabilities	–%	239
	Total net assets	100.0%	$3,402,430

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 2.4% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $3,347,994 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$311,644
Unrealized Depreciation	(257,447)
Net Unrealized Appreciation	$54,197

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,400,588	$3,400,588	$–	$–
Short-Term Investments	1,603	–	1,603	–
Total	$3,402,191	$3,400,588	$1,603	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,318,340)	$3,402,191
Cash	—
Receivables:
Investment securities sold	35,776
Fund shares sold	3,325
Dividends and interest	808
Other assets	119
Total assets	3,442,219
Liabilities:
Payables:
Investment securities purchased	29,565
Fund shares redeemed	8,845
Investment management fees	483
Administrative fees	5
Distribution fees	184
Accrued expenses	707
Total liabilities	39,789
Net assets	$3,402,430
Summary of Net Assets:
Capital stock and paid-in-capital	$2,944,049
Accumulated undistributed net investment income	3,983
Accumulated net realized gain on investments and foreign currency transactions	370,547
Unrealized appreciation of investments	83,851
Net assets	$3,402,430

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.67/$21.87
Shares outstanding	84,844
Net assets	$1,754,028
Class B: Net asset value per share	$17.77
Shares outstanding	2,491
Net assets	$44,266
Class C: Net asset value per share	$18.01
Shares outstanding	23,463
Net assets	$422,515
Class I: Net asset value per share	$20.85
Shares outstanding	15,536
Net assets	$324,002
Class R3: Net asset value per share	$22.32
Shares outstanding	1,806
Net assets	$40,311
Class R4: Net asset value per share	$22.49
Shares outstanding	2,915
Net assets	$65,550
Class R5: Net asset value per share	$22.66
Shares outstanding	3,231
Net assets	$73,192
Class Y: Net asset value per share	$22.71
Shares outstanding	29,874
Net assets	$678,566

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$54,411
Interest	88
Less: Foreign tax withheld	(29)
Total investment income	54,470

Expenses:
Investment management fees	30,544
Administrative services fees	242
Transfer agent fees	6,228
Distribution fees
Class A	5,631
Class B	819
Class C	4,841
Class R3	178
Class R4	157
Custodian fees	13
Accounting services fees	591
Registration and filing fees	320
Board of Directors' fees	92
Audit fees	42
Other expenses	790
Total expenses (before fees paid indirectly)	50,488
Commission recapture	(132)
Total fees paid indirectly	(132)
Total expenses, net	50,356
Net Investment Income	4,114
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	669,126
Net realized loss on futures	(8,858)
Net realized gain on foreign currency contracts	26
Net realized loss on other foreign currency transactions	(25)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	660,269
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(493,926)
Net Changes in Unrealized Depreciation of Investments	(493,926)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	166,343
Net Increase in Net Assets Resulting from Operations	$170,457

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$4,114	$(9,220)
Net realized gain on investments, other financial instruments and foreign currency transactions	660,269	252,345
Net unrealized appreciation (depreciation) of investments	(493,926)	432,188
Net Increase In Net Assets Resulting From Operations	170,457	675,313
Capital Share Transactions:
Class A	(629,735)	124,998
Class B	(71,645)	(56,556)
Class C	(33,579)	11,303
Class I	(264,801)	381,013
Class R3	19,032	19,874
Class R4	25,782	34,775
Class R5	23,616	44,950
Class Y	121,920	237,657
Net increase (decrease) from capital share transactions	(809,410)	798,014
Proceeds from regulatory settlements	—	55
Net Increase (Decrease) In Net Assets	(638,953)	1,473,382
Net Assets:
Beginning of period	4,041,383	2,568,001
End of period	$3,402,430	$4,041,383
Accumulated undistributed (distribution in excess of) net investment income (loss)	$3,983	$—

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

14

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of October 31, 2011, the Fund had no outstanding futures contracts.

c)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on futures	$—	$—	$—	$(8,858)	$—	$—	$(8,858)
Net realized gain on foreign currency contracts	—	26	—	—	—	—	26
Total	$—	$26	$—	$(8,858)	$—	$—	$(8,832)

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

16

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Ordinary Income	$3,983
Undistributed Long-Term Capital Gain	400,201
Unrealized Appreciation *	54,197
Total Accumulated Earnings	$458,381

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(131)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(99,395)
Capital Stock and Paid-In-Capital	99,526

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $174,592 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

18

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Effective November 1, 2011, accounting services fees were decreased by 0.002% for the first $10 billion of the Fund’s average daily net assets. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.21%
Class B Shares	2.06
Class C Shares	1.91
Class I Shares	0.92
Class R3 Shares	1.48
Class R4 Shares	1.17
Class R5 Shares	0.87
Class Y Shares	0.77

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31,

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

2011, HIFSCO received front-end load sales charges of $4,627 and contingent deferred sales charges of $138 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $80.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

20

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,913,052
Sales Proceeds Excluding U.S. Government Obligations	3,670,624

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	18,761	—	(46,820)	—	(28,059)	30,741	—	(23,932)	—	6,809
Amount	$416,848	$—	$(1,046,583)	$—	$(629,735)	$568,879	$—	$(443,881)	$—	$124,998
Class B
Shares	246	—	(3,953)	—	(3,707)	252	—	(3,734)	—	(3,482)
Amount	$4,660	$—	$(76,305)	$—	$(71,645)	$4,094	$—	$(60,650)	$—	$(56,556)
Class C
Shares	4,179	—	(6,088)	—	(1,909)	5,335	—	(4,673)	—	662
Amount	$81,258	$—	$(114,837)	$—	$(33,579)	$87,546	$—	$(76,243)	$—	$11,303
Class I
Shares	13,651	—	(24,810)	—	(11,159)	23,735	—	(3,913)	—	19,822
Amount	$306,413	$—	$(571,214)	$—	$(264,801)	$454,313	$—	$(73,300)	$—	$381,013
Class R3
Shares	1,237	—	(441)	—	796	1,034	—	(60)	—	974
Amount	$29,458	$—	$(10,426)	$—	$19,032	$21,116	$—	$(1,242)	$—	$19,874
Class R4
Shares	2,064	—	(1,039)	—	1,025	2,311	—	(612)	—	1,699
Amount	$50,420	$—	$(24,638)	$—	$25,782	$47,495	$—	$(12,720)	$—	$34,775
Class R5
Shares	2,109	—	(1,054)	—	1,055	2,266	—	(129)	—	2,137
Amount	$49,409	$—	$(25,793)	$—	$23,616	$47,639	$—	$(2,689)	$—	$44,950
Class Y
Shares	11,865	—	(7,210)	—	4,655	17,866	—	(6,430)	—	11,436
Amount	$287,821	$—	$(165,901)	$—	$121,920	$363,585	$—	$(125,928)	$—	$237,657
Total
Shares	54,112	—	(91,415)	—	(37,303)	83,540	—	(43,483)	—	40,057
Amount	$1,226,287	$—	$(2,035,697)	$—	$(809,410)	$1,594,667	$—	$(796,653)	$—	$798,014

21

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	1,031	$23,101
For the Year Ended October 31, 2010	1,197	$22,499

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $55, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

22

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$20.16	$0.02	$–	$0.49	$0.51	$–	$–	$–	$–	$0.51	$20.67
B	17.48	(0.14)	–	0.43	0.29	–	–	–	–	0.29	17.77
C	17.68	(0.12)	–	0.45	0.33	–	–	–	–	0.33	18.01
I	20.28	0.09	–	0.48	0.57	–	–	–	–	0.57	20.85
R3	21.82	(0.05)	–	0.55	0.50	–	–	–	–	0.50	22.32
R4	21.92	0.02	–	0.55	0.57	–	–	–	–	0.57	22.49
R5	22.02	0.09	–	0.55	0.64	–	–	–	–	0.64	22.66
Y	22.05	0.12	–	0.54	0.66	–	–	–	–	0.66	22.71

For the Year Ended October 31, 2010 (E)
A	16.20	(0.04)	–	4.00	3.96	–	–	–	–	3.96	20.16
B	14.16	(0.17)	–	3.49	3.32	–	–	–	–	3.32	17.48
C	14.30	(0.15)	–	3.53	3.38	–	–	–	–	3.38	17.68
I	16.25	–	–	4.03	4.03	–	–	–	–	4.03	20.28
R3	17.58	(0.11)	–	4.35	4.24	–	–	–	–	4.24	21.82
R4	17.60	(0.04)	–	4.36	4.32	–	–	–	–	4.32	21.92
R5	17.62	0.01	–	4.39	4.40	–	–	–	–	4.40	22.02
Y	17.63	0.05	–	4.37	4.42	–	–	–	–	4.42	22.05

For the Year Ended October 31, 2009 (E)
A	14.55	(0.02)	–	1.67	1.65	–	–	–	–	1.65	16.20
B	12.81	(0.11)	–	1.46	1.35	–	–	–	–	1.35	14.16
C	12.93	(0.10)	–	1.47	1.37	–	–	–	–	1.37	14.30
I(F)	12.12	(0.01)	–	4.14	4.13	–	–	–	–	4.13	16.25
R3(I)	15.90	(0.05)	–	1.73	1.68	–	–	–	–	1.68	17.58
R4(I)	15.90	(0.02)	–	1.72	1.70	–	–	–	–	1.70	17.60
R5(I)	15.90	–	–	1.72	1.72	–	–	–	–	1.72	17.62
Y	15.75	0.06	–	1.82	1.88	–	–	–	–	1.88	17.63

For the Year Ended October 31, 2008 (E)
A	26.89	(0.02)	–	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	(12.34)	14.55
B	24.23	(0.16)	–	(7.30)	(7.46)	–	(3.96)	–	(3.96)	(11.42)	12.81
C	24.40	(0.14)	–	(7.37)	(7.51)	–	(3.96)	–	(3.96)	(11.47)	12.93
Y	28.74	0.08	–	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	–	(4.02)	–	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	–	(4.02)	–	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	–	(4.02)	–	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	–	(4.02)	–	(4.02)	2.06	28.74

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 27, 2009.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 29, 2009.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

2.53%		$1,754,028	1.21%		1.21%		1.21%		0.09%		70%
1.66		44,266	2.06		2.06		2.06		(0.72)		–
1.87		422,515	1.91		1.91		1.91		(0.63)		–
2.81		324,002	0.92		0.92		0.92		0.40		–
2.29		40,311	1.48		1.48		1.48		(0.23)		–
2.60		65,550	1.18		1.18		1.18		0.07		–
2.91		73,192	0.87		0.87		0.87		0.38		–
2.99		678,566	0.77		0.77		0.77		0.50		–

24.44		2,275,785	1.25		1.25		1.25		(0.24)		56
23.45		108,330	2.05		2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		2.11		(0.85)		–
10.60		353,413	2.01		2.01		2.01		(0.80)		–
34.08	(G)	111,661	1.03	(H)	1.03	(H)	1.03	(H)	(0.07	) (H)	–
10.57	(G)	638	1.50	(H)	1.50	(H)	1.50	(H)	(0.70	) (H)	–
10.69	(G)	3,354	1.18	(H)	1.18	(H)	1.18	(H)	(0.28	) (H)	–
10.82	(G)	693	0.88	(H)	0.88	(H)	0.88	(H)	(0.01	) (H)	–
11.94		242,996	0.81		0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.79		0.36		–

25.96	(J)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(J)	454,927	1.99		1.99		1.99		(0.52)		–
25.08	(J)	528,342	1.91		1.91		1.91		(0.44)		–
26.50	(J)	134,914	0.79		0.79		0.79		0.73		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

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The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford MidCap Fund
Directors and Officers (Unaudited) - (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management  Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

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Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford MidCap Fund
Federal Tax Information (Unaudited)
(000’s Omitted)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The Fund designates shareholder redemptions in the amount of $100,000 as long-term capital gain dividends pursuant to IRC Sec.852(b)(3)(C).

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The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$850.60	$5.69	$1,000.00	$1,019.05	$6.21	1.22%	184	365
Class B	$1,000.00	$846.60	$9.80	$1,000.00	$1,014.59	$10.69	2.11	184	365
Class C	$1,000.00	$847.50	$8.98	$1,000.00	$1,015.49	$9.80	1.93	184	365
Class I	$1,000.00	$851.40	$4.48	$1,000.00	$1,020.36	$4.89	0.96	184	365
Class R3	$1,000.00	$849.30	$6.96	$1,000.00	$1,017.68	$7.59	1.49	184	365
Class R4	$1,000.00	$850.60	$5.53	$1,000.00	$1,019.23	$6.03	1.18	184	365
Class R5	$1,000.00	$852.20	$4.11	$1,000.00	$1,020.76	$4.49	0.88	184	365
Class Y	$1,000.00	$852.50	$3.65	$1,000.00	$1,021.26	$3.98	0.78	184	365

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The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also noted the recent changes to the Fund’s portfolio management team due to role changes at the Sub-adviser.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

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The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) - (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time,including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

34

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MC11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford MidCap Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)
Investment objective – Seeks long-term capital appreciation.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
MidCap Value A#	0.56%	0.73%	7.85%
MidCap Value A##	-4.97%	-0.40%	7.24%
MidCap Value B#	-0.20%	0.03%	NA*
MidCap Value B##	-5.19%	-0.25%	NA*
MidCap Value C#	-0.31%	-0.03%	7.04%
MidCap Value C##	-1.30%	-0.03%	7.04%
MidCap Value I#	0.81%	0.84%	7.91%
MidCap Value R3#	0.27%	0.98%	8.23%
MidCap Value R4#	0.62%	1.07%	8.28%
MidCap Value R5#	0.96%	1.15%	8.32%
MidCap Value Y#	1.01%	1.16%	8.33%
Russell 2500 Value Index	4.49%	-0.01%	8.41%
Russell MidCap Value Index	5.83%	0.73%	8.76%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.)

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The Fund has added an additional benchmark, the Russell MidCap Value Index. The Fund’s investment manager believes that the Russell MidCap Value index, along with the Fund’s current benchmark Russell 2500 Value Index, comprises the universe of securities in which the Fund primarily invests.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford MidCap Value Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Manager
James N. Mordy
Senior Vice President

How did the Fund perform?
The Class A shares of The Hartford MidCap Value Fund returned 0.56%, before sales charges, for the twelve month period ended October 31, 2011, underperforming its benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 4.49% and 5.83%, respectively, for the same period. The Fund also underperformed the 4.54% return of the average fund in the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher in the period despite a high degree of volatility related to, in the first half of the period, unrest in North Africa and the Middle East as well as the devastating earthquake and tsunami in Japan. Fears of a global economic slowdown and concerns about heightened geopolitical risks were not enough to offset strong corporate earnings, generally solid economic data, and a continued accommodative Federal Reserve policy. In the latter half of the period, positive returns from strong corporate earnings and generally solid economic data were offset by European sovereign debt concerns and a deteriorating outlook for economic growth. October, the final month of the period, produced a sharp rally for risk assets, as evidence began to surface that Europe’s leaders would take steps to address the continent’s fiscal crises.

During the period, mid-cap equities (+9%) outperformed both large-caps (+8%) and small-caps (+7%) as represented by the S&P 400 MidCap, S&P 500, and Russell 2000 Indices, respectively. Nine of the ten sectors in the Russell 2500 Value Index gained during the period, with Energy (+20%), Utilities (+18%), and Health Care (+13%) performing the best. Telecommunication Services (-4%) and Information Technology (0%) lagged on a relative basis during the period.

The Fund’s relative underperformance versus the index was primarily driven by weaker stock selection, primarily within Materials, Energy, and Consumer Staples, which overshadowed strong positive stock selection within Information Technology and Consumer Discretionary. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, was a modest contributor to relative returns, in part due to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the Consumer Staples sector and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Information Technology.

The largest detractors from relative returns (i.e. performance of the Fund as measured against the benchmark) included Sino-Forest (Materials), Delta Air Lines (Industrials), and Owens-Illinois (Materials). Sino-Forest is a Chinese timber company. The stock collapsed on allegations of fraud by an independent research firm. Management denied all accusations and the Board assembled an independent committee to investigate. We are actively monitoring ongoing developments in this fluid situation and continue to pursue our own checks. Shares of U.S. airline Delta fell during the period as higher oil prices and the tsunami in Japan weighed on the stock. Management lowered guidance to account for the impact of these events during the first half of the period. Shares of Owens-Illinois were plagued by North American production issues as well as investor concern about the impact of the debt crisis in Europe, where Owens-Illinois generates a third of its profits. We still believe Owens-Illinois has strong earnings power potential and is a great bargain at these levels. China Agri-Industries (Consumer Staples) was among the top detractors from absolute (i.e. total return) returns.

The largest contributors to benchmark-relative performance included Varian Semiconductor Equipment (Information Technology), Ross Stores (Consumer Discretionary), and Cabot Oil & Gas (Energy). Varian, a supplier of semiconductor equipment, agreed to be acquired by Applied Materials at more than a 50% premium to its stock price just prior to the announcement. Ross Stores continues to demonstrate the value of the off-price retail model in a challenging U.S. consumer environment. The company continues to provide the rare combination of strong management, consistent operational results that beat expectations and good square footage growth. Shale gas producer Cabot Oil & Gas' share price soared after rising productivity of new wells in its Susquehanna County, Pennsylvania location- Marcellus acreage resulted in multiple revisions to production guidance. We sold our position during the period. Buck Holdings (Dollar General) was among the portfolio’s top contributors to absolute returns.

What is the outlook?
We believe economic momentum remained sluggish in recent months, with the most notable disappointments being the lack of jobs growth in the U.S. and the tenuous economic and political climate in Europe. During the final month of the period, the market responded to developments in Europe, which we believe were perceived as catalysts for moving the continent’s healing process forward, though things may get

3

The Hartford MidCap Value Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

worse before they get better. In the months ahead, we will be watching closely. We also will be paying attention to potential macro developments that can influence how we position the portfolio stock by stock, including an easing of commodity price pressure, less uncertainty around banking reform, recovery in U.S. housing, stronger U.S. capital spending, and potential progress from Congress toward long-term fiscal deficit reduction.

On October 31, 2011 we were underweight the more cyclical sectors, led by Financials and Consumer Discretionary. We ended the period overweight Materials with a more modest overweight in Consumer Staples and Health Care.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Banks (Financials)	8.2%
Capital Goods (Industrials)	13.4
Consumer Durables & Apparel (Consumer Discretionary)	4.6
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	5.3
Energy (Energy)	6.1
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	4.5
Insurance (Financials)	8.4
Materials (Materials)	10.3
Media (Consumer Discretionary)	0.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.5
Real Estate (Financials)	5.7
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	4.1
Software & Services (Information Technology)	0.9
Technology Hardware & Equipment (Information Technology)	2.9
Transportation (Industrials)	1.5
Utilities (Utilities)	8.2
Short-Term Investments	0.7
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Banks - 8.2%
129	Bankunited, Inc.	$2,801
180	Beneficial Mutual Bancorp, Inc. ●	1,476
121	Comerica, Inc.	3,089
283	Fifth Third Bancorp	3,393
140	First Midwest Bancorp, Inc.	1,264
480	Huntington Bancshares, Inc.	2,486
25	M&T Bank Corp.	1,933
1,534	Popular, Inc. ●	2,852
305	TCF Financial Corp.	3,245
192	Umpqua Holdings Corp.	2,202
		24,741
	Capital Goods - 13.4%
61	AGCO Corp. ●	2,674
38	AMETEK, Inc.	1,500
229	Barnes Group, Inc.	5,326
66	Dover Corp.	3,643
46	Esterline Technologies Corp. ●	2,560
81	Hubbell, Inc. Class B	4,825
133	Pentair, Inc.	4,763
89	Teledyne Technologies, Inc. ●	4,859
65	Terex Corp. ●	1,077
116	Thomas & Betts Corp. ●	5,779
90	URS Corp. ●	3,213
		40,219
	Consumer Durables & Apparel - 4.6%
164	Mattel, Inc.	4,634
153	MDC Holdings, Inc.	3,420
859	Samsonite International S.A. ●	1,418
245	Toll Brothers, Inc. ●	4,268
		13,740
	Consumer Services - 0.4%
34	DeVry, Inc.	1,281

	Diversified Financials - 5.3%
124	E*Trade Financial Corp. ●	1,344
164	Invesco Ltd.	3,286
48	LPL Investment Holdings, Inc. ●	1,397
402	PHH Corp. ●	7,415
116	Solar Capital Ltd.	2,578
182	Solar Cayman Ltd. ⌂■●†	16
		16,036
	Energy - 6.1%
211	Cobalt International Energy ●	2,180
40	Consol Energy, Inc.	1,723
61	ENSCO International plc	3,049
64	Japan Petroleum Exploration Co., Ltd.	2,516
310	Lone Pine Resources, Inc. ●	2,334
70	Newfield Exploration Co. ●	2,818
74	Tidewater, Inc.	3,638
		18,258
	Food, Beverage & Tobacco - 5.8%
22	Bunge Ltd. Finance Corp.	1,359
2,409	China Agri-Industries Holdings	1,920
174	Cosan Ltd.	2,087
247	Maple Leaf Foods, Inc. w/ Rights	2,797
121	Molson Coors Brewing Co.	5,102
217	Tyson Foods, Inc. Class A	4,186
		17,451

	Health Care Equipment & Services - 4.5%
66	Amerisource Bergen Corp.	2,693
204	Brookdale Senior Living, Inc. ●	3,384
123	CIGNA Corp.	5,449
203	Vanguard Health Systems, Inc. ●	1,971
		13,497
	Insurance - 8.4%
61	Everest Re Group Ltd.	5,458
101	Platinum Underwriters Holdings Ltd.	3,507
149	Principal Financial Group, Inc.	3,852
120	Reinsurance Group of America, Inc.	6,275
262	Unum Group	6,253
		25,345
	Materials - 10.3%
32	CF Industries Holdings, Inc.	5,209
61	FMC Corp.	4,812
59	Greif, Inc.	2,633
692	Incitec Pivot Ltd.	2,505
396	Louisiana-Pacific Corp. ●	2,632
190	Methanex Corp. ADR	4,897
154	Owens-Illinois, Inc. ●	3,084
559	Rexam plc	3,098
53	Sino Forest Corp. ⌂■●†	51
145	Sino Forest Corp. Class A ⌂●†	139
157	Steel Dynamics, Inc.	1,965
		31,025
	Media - 0.8%
99	Virgin Media, Inc.	2,411

	Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
381	Almirall S.A.	2,837
196	Impax Laboratories, Inc. ●	3,714
90	UCB S.A.	3,969
		10,520
	Real Estate - 5.7%
105	American Assets Trust, Inc.	2,133
596	BR Properties S.A.	6,023
185	Forest City Enterprises, Inc. Class A ●	2,529
71	Iguatemi Emp de Shopping	1,378
62	Multiplan Empreendimentos Imobiliarios S.A.	1,242
104	Plum Creek Timber Co., Inc.	3,905
		17,210
	Retailing - 4.2%
76	Ann, Inc. ●	2,017
2,375	Buck Holdings L.P. ⌂●†	6,059
54	Ross Stores, Inc.	4,693
		12,769
	Semiconductors & Semiconductor Equipment - 4.1%
144	Avago Technologies Ltd.	4,870
93	Linear Technology Corp.	3,014
240	Microsemi Corp. ●	4,436
		12,320
	Software & Services - 0.9%
163	Booz Allen Hamilton Holding Corp. ●	2,571

	Technology Hardware & Equipment - 2.9%
208	Arrow Electronics, Inc. ●	7,506
200	Flextronics International Ltd. ●	1,310
		8,816

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Transportation - 1.5%
240	Delta Air Lines, Inc. ●		$2,043
284	Swift Transportation Co. ●		2,528
			4,571
	Utilities - 8.2%
458	N.V. Energy, Inc.		7,340
177	Northeast Utilities		6,102
105	UGI Corp.		2,999
162	Westar Energy, Inc.		4,416
116	Wisconsin Energy Corp.		3,752
			24,609
	Total common stocks
	(cost $292,738)		$297,390

	Total long-term investments
	(cost $292,738)		$297,390

SHORT-TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.7%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $129, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $131)
$129	0.11%, 10/31/2011		$129

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $1,226, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$1,251)

1,226	0.11%, 10/31/2011		1,226
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $173, collateralized by GNMA 4.00% - 5.00%, 2040, value of $177)
173	0.11%, 10/31/2011		173
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $597, collateralized by GNMA 3.50% - 4.50%, 2041, value of $609)
597	0.11%, 10/31/2011		597
			2,125
	Total short-term investments
	(cost $2,125)		$2,125

	Total investments
	(cost $294,863) ▲	99.5%	$299,515
	Other assets and liabilities	0.5%	1,392
	Total net assets	100.0%	$300,907

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 14.1% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $299,658 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,619
Unrealized Depreciation	(32,762)
Net Unrealized Depreciation	$(143)

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $6,265, which represents 2.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $67, which rounds to zero percent of total net assets.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$1,618
12/2009	53	Sino Forest Corp. - 144A	840
12/2009 - 06/2011	145	Sino Forest Corp. Class A	2,583
03/2007	182	Solar Cayman Ltd. - 144A	53

At October 31, 2011, the aggregate value of these securities was $6,265, which represents 2.1% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Banc of America Securities	Sell	$10	$10	11/02/2011	$–
Australian Dollar	RBC Dominion Securities	Sell	20	20	11/04/2011	–
British Pound	Banc of America Securities	Sell	24	24	11/03/2011	–
Canadian Dollar	Deutsche Bank Securities	Sell	22	22	11/02/2011	–
Euro	State Street Global Markets LLC	Sell	52	52	11/03/2011	–
Hong Kong Dollar	Deutsche Bank Securities	Buy	140	140	11/02/2011	–
Japanese Yen	CS First Boston	Sell	8	9	11/01/2011	1
Japanese Yen	UBS AG	Sell	20	20	11/04/2011	–
						$1

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Investment Valuation Hiererchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$297,390	$274,280	$16,845	$6,265
Short-Term Investments	2,125	–	2,125	–
Total	$299,515	$274,280	$18,970	$6,265
Foreign Currency Contracts *	1	–	1	–
Total	$1	$–	$1	$–
Liabilities:
Foreign Currency Contracts *	–	–	–	–
Total	$–	$–	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$5,548	$988	$(2,747	)†	$—	$842	$(1,487)	$3,121	$—	$6,265
Total	$5,548	$988	$(2,747)		$—	$842	$(1,487)	$3,121	$—	$6,265

*
Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
    1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
    2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
    3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).

†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(2,747).

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $294,863)	$299,515
Cash	—
Unrealized appreciation on foreign currency contracts	1
Receivables:
Investment securities sold	3,829
Fund shares sold	166
Dividends and interest	87
Other assets	59
Total assets	303,657
Liabilities:
Unrealized depreciation on foreign currency contracts	—
Payables:
Investment securities purchased	1,918
Fund shares redeemed	689
Investment management fees	47
Administrative fees	—
Distribution fees	14
Accrued expenses	82
Total liabilities	2,750
Net assets	$300,907
Summary of Net Assets:
Capital stock and paid-in-capital	$327,639
Accumulated undistributed net investment income	347
Accumulated net realized loss on investments and foreign currency transactions	(31,722)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,643
Net assets	$300,907

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.75/$11.38
Shares outstanding	13,700
Net assets	$147,222
Class B: Net asset value per share	$9.77
Shares outstanding	829
Net assets	$8,100
Class C: Net asset value per share	$9.74
Shares outstanding	2,970
Net assets	$28,939
Class I: Net asset value per share	$10.79
Shares outstanding	321
Net assets	$3,459
Class R3: Net asset value per share	$11.23
Shares outstanding	141
Net assets	$1,584
Class R4: Net asset value per share	$11.28
Shares outstanding	135
Net assets	$1,523
Class R5: Net asset value per share	$11.31
Shares outstanding	12
Net assets	$136
Class Y: Net asset value per share	$11.31
Shares outstanding	9,724
Net assets	$109,944

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,974
Interest	8
Less: Foreign tax withheld	(83)
Total investment income	4,899

Expenses:
Investment management fees	2,819
Administrative services fees	3
Transfer agent fees	579
Distribution fees
Class A	458
Class B	124
Class C	328
Class R3	5
Class R4	2
Custodian fees	19
Accounting services fees	50
Registration and filing fees	134
Board of Directors' fees	7
Audit fees	13
Other expenses	63
Total expenses (before waivers and fees paid indirectly)	4,604
Expense waivers	(59)
Transfer agent fee waivers	(17)
Commission recapture	(9)
Total waivers and fees paid indirectly	(85)
Total expenses, net	4,519
Net Investment Income	380
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	41,772
Net realized loss on foreign currency contracts	(9)
Net realized gain on other foreign currency transactions	36
Net Realized Gain on Investments and Foreign Currency Transactions	41,799
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(45,942)
Net unrealized appreciation of foreign currency contracts	1
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(14)
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(45,955)
Net Loss on Investments and Foreign Currency Transactions	(4,156)
Net Decrease in Net Assets Resulting from Operations	$(3,776)

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income (loss)	$380	$(145)
Net realized gain on investments and foreign currency transactions	41,799	12,346
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(45,955)	45,589
Net Increase (Decrease) In Net Assets Resulting From Operations	(3,776)	57,790
Distributions to Shareholders:
From net investment income
Class A	—	(60)
Class I	(1)	—
Class R5	—	—
Class Y	(215)	(39)
From tax return of capital
Class A	—	(64)
Class Y	—	(5)
Total distributions	(216)	(168)
Capital Share Transactions:
Class A	(28,622)	12,778
Class B	(6,482)	(12,260)
Class C	(1,325)	1,260
Class I	3,648	237
Class R3	1,668	100
Class R4	1,630	100
Class R5	25	100
Class Y	16,020	77,303
Net increase (decrease) from capital share transactions	(13,438)	79,618
Net Increase (Decrease) In Net Assets	(17,430)	137,240
Net Assets:
Beginning of period	318,337	181,097
End of period	$300,907	$318,337
Accumulated undistributed (distribution in excess of) net investment income (loss)	$347	$—

*	Includes merger activity in the amount of $20,661.
†	Includes merger activity in the amount of $729.
‡	Includes merger activity in the amount of $1,317.
§	Includes merger activity in the amount of $94.

The accompanying notes are an integral part of these financial statements.

11

The Hartford MidCap Value Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

12

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

14

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

16

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(9)	$—	$—	$—	$—	$(9)
Total	$—	$(9)	$—	$—	$—	$—	$(9)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:

Net change in unrealized appreciation of foreign currency contracts	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$216	$99
Tax Return of Capital	—	69

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,417
Accumulated Capital Losses *	(27,997)
Unrealized Depreciation †	(152)
Total Accumulated Deficit	$(26,732)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$183
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(48)
Capital Stock and Paid-In-Capital	(135)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$3,675
2017	24,322
Total	$27,997

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. As of October 31, 2011, the Fund utilized $38,691 of prior year capital loss carryforwards.

18

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a

19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.35%
Class B Shares	2.10
Class C Shares	2.09
Class I Shares	1.03
Class R3 Shares	1.55
Class R4 Shares	1.25
Class R5 Shares	0.95
Class Y Shares	0.88

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $323 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of

20

The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	10
Class Y	9

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$185,454
Sales Proceeds Excluding U.S. Government Obligations	196,353

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,176	—	(4,970)	—	(2,794)	2,749	13	(3,615)	2,128	1,275
Amount	$25,253	$—	$(53,875)	$—	$(28,622)	$27,129	$121	$(35,133)	$20,661	$12,778
Class B
Shares	64	—	(696)	—	(632)	49	—	(1,491)	82	(1,360)
Amount	$660	$—	$(7,142)	$—	$(6,482)	$453	$—	$(13,442)	$729	$(12,260)
Class C
Shares	622	—	(771)	—	(149)	663	—	(685)	148	126
Amount	$6,587	$—	$(7,912)	$—	$(1,325)	$6,042	$—	$(6,099)	$1,317	$1,260
Class I
Shares	402	—	(105)	—	297	24	—	—	—	24
Amount	$4,771	$1	$(1,124)	$—	$3,648	$237	$—	$—	$—	$237
Class R3
Shares	157	—	(26)	—	131	10	—	—	—	10
Amount	$1,948	$—	$(280)	$—	$1,668	$100	$—	$—	$—	$100
Class R4
Shares	139	—	(14)	—	125	10	—	—	—	10
Amount	$1,789	$—	$(159)	$—	$1,630	$100	$—	$—	$—	$100
Class R5
Shares	2	—	—	—	2	10	—	—	—	10
Amount	$25	$—	$—	$—	$25	$100	$—	$—	$—	$100
Class Y
Shares	4,420	18	(3,325)	—	1,113	8,759	4	(1,164)	9	7,608
Amount	$52,884	$215	$(37,079)	$—	$16,020	$89,219	$44	$(12,054)	$94	$77,303
Total
Shares	7,982	18	(9,907)	—	(1,907)	12,274	17	(6,955)	2,367	7,703
Amount	$93,917	$216	$(107,571)	$—	$(13,438)	$123,380	$165	$(66,728)	$22,801	$79,618

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	213	$2,392
For the Year Ended October 31, 2010	645	$6,352

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

22

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

23

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$10.69	$0.01	$–	$0.05	$0.06	$–	$–	$–	$–	$0.06	$10.75
B	9.79	(0.07)	–	0.05	(0.02)	–	–	–	–	(0.02)	9.77
C	9.77	(0.07)	–	0.04	(0.03)	–	–	–	–	(0.03)	9.74
I	10.72	0.04	–	0.05	0.09	(0.02)	–	–	(0.02)	0.07	10.79
R3	11.20	(0.03)	–	0.06	0.03	–	–	–	–	0.03	11.23
R4	11.21	(0.01)	–	0.08	0.07	–	–	–	–	0.07	11.28
R5	11.22	0.05	–	0.06	0.11	(0.02)	–	–	(0.02)	0.09	11.31
Y	11.22	0.06	–	0.06	0.12	(0.03)	–	–	(0.03)	0.09	11.31

For the Year Ended October 31, 2010 (E)
A	8.37	–	–	2.33	2.33	(0.01)	–	–	(0.01)	2.32	10.69
B	7.72	(0.06)	–	2.13	2.07	–	–	–	–	2.07	9.79
C	7.70	(0.07)	–	2.14	2.07	–	–	–	–	2.07	9.77
I(G)	9.71	–	–	1.01	1.01	–	–	–	–	1.01	10.72
R3(G)	10.17	(0.02)	–	1.05	1.03	–	–	–	–	1.03	11.20
R4(G)	10.17	–	–	1.04	1.04	–	–	–	–	1.04	11.21
R5(G)	10.17	0.01	–	1.04	1.05	–	–	–	–	1.05	11.22
Y	8.77	0.04	–	2.44	2.48	(0.03)	–	–	(0.03)	2.45	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	–	1.82	1.86	(0.02)	–	–	(0.02)	1.84	8.37
B	6.03	0.01	–	1.68	1.69	–	–	–	–	1.69	7.72
C	6.03	(0.01)	–	1.68	1.67	–	–	–	–	1.67	7.70
Y	6.88	0.05	–	1.91	1.96	(0.07)	–	–	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	–	(5.81)	(5.79)	–	(2.48)	–	(2.48)	(8.27)	6.53
B	13.95	(0.05)	–	(5.39)	(5.44)	–	(2.48)	–	(2.48)	(7.92)	6.03
C	13.96	(0.06)	–	(5.39)	(5.45)	–	(2.48)	–	(2.48)	(7.93)	6.03
Y	15.39	0.05	–	(6.08)	(6.03)	–	(2.48)	–	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	–	–	2.14	2.14	–	(1.91)	–	(1.91)	0.23	14.80
B	13.93	(0.11)	–	2.04	1.93	–	(1.91)	–	(1.91)	0.02	13.95
C	13.93	(0.10)	–	2.04	1.94	–	(1.91)	–	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	–	(1.91)	–	(1.91)	0.39	15.39

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end ofeach period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which mergedinto the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

(G)	Commenced operations on May 28, 2010.
(H)	Not annualized.
(I)	Annualized.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

0.56%		$147,222	1.38%		1.35%		1.35%		0.05%		54%
(0.20)		8,100	2.32		2.10		2.10		(0.69)		–
(0.31)		28,939	2.09		2.09		2.09		(0.70)		–
0.81		3,459	1.04		1.04		1.04		0.34		–
0.27		1,584	1.60		1.55		1.55		(0.23)		–
0.62		1,523	1.29		1.25		1.25		(0.05)		–
0.96		136	0.99		0.95		0.95		0.43		–
1.01		109,944	0.88		0.88		0.88		0.51		–

27.83		176,359	1.44		1.35		1.35		0.01		48	(F)
26.81		14,305	2.32		2.10		2.10		(0.70)		–
26.88		30,467	2.13		2.10		2.10		(0.74)		–
10.40	(H)	254	0.95	(I)	0.95	(I)	0.95	(I)	0.06	(I)	–
10.13	(H)	110	1.60	(I)	1.55	(I)	1.55	(I)	(0.40	) (I)	–
10.23	(H)	110	1.30	(I)	1.25	(I)	1.25	(I)	(0.10	) (I)	–
10.32	(H)	111	1.00	(I)	0.96	(I)	0.96	(I)	0.20	(I)	–
28.39		96,621	0.90		0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		1.21		0.65		52
28.03		21,782	2.53		1.78		1.78		0.09		–
27.69		23,058	2.28		2.02		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		1.40		0.15		52
(46.64)		24,329	2.31		2.06		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.92		0.64		–

16.72	(J)	311,227	1.39		1.39		1.39		–		46
15.86	(J)	60,957	2.23		2.15		2.15		(0.75)		–
15.94	(J)	63,292	2.10		2.10		2.10		(0.70)		–
17.38	(J)	1,961	0.89		0.89		0.89		0.70		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

26

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford MidCap Value Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

30

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$849.10	$6.29	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$845.90	$9.77	$1,000.00	$1,014.62	$10.67	2.10	184	365
Class C	$1,000.00	$845.50	$9.74	$1,000.00	$1,014.65	$10.63	2.09	184	365
Class I	$1,000.00	$850.30	$4.83	$1,000.00	$1,019.98	$5.27	1.04	184	365
Class R3	$1,000.00	$848.20	$7.22	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R4	$1,000.00	$849.40	$5.83	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R5	$1,000.00	$851.00	$4.44	$1,000.00	$1,020.41	$4.84	0.95	184	365
Class Y	$1,000.00	$851.00	$4.10	$1,000.00	$1,020.77	$4.48	0.88	184	365

31

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford MidCap Value Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers when warranted. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio manager, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager, and the Sub-adviser’s method for compensating the portfolio manager.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund had underperformed in the short term and would continue to be monitored by HIFSCO, the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO was proposing to amend the investment sub-advisory agreement between HIFSCO and the Sub-Adviser to increase the sub-advisory fee paid to the Sub-Adviser on behalf of the Fund. The Board also considered that shareholders would not pay any increased management fees or expenses as a result of the proposal as HIFSCO, and not the Fund, would pay the increased fee.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MCV11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Money Market Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 2.8%
Finance and Insurance - 2.8%
	Commercial Banking - 0.7%
	Bank of Nova Scotia Houston
$5,400	0.59%, 01/06/2012 Δ	$5,402

	Depository Credit - Banking - 2.1%
	Royal Bank of Canada New York
4,000	0.29%, 02/14/2012 Δ	4,000
	Toronto-Dominion Bank New York
7,500	0.20%, 11/10/2011	7,500
3,000	0.32%, 01/12/2012 Δ	3,000
		14,500
	Total certificates of deposit
	(cost $19,902)	$19,902

COMMERCIAL PAPER - 41.6%
Beverage and Tobacco Product Manufacturing - 1.6%
	Beverage Manufacturing - 1.6%
	Coca Cola Co.
$3,750	0.09%, 11/16/2011	$3,750
3,750	0.10%, 11/15/2011	3,750
3,750	0.14%, 11/14/2011	3,749
		11,249
Chemical Manufacturing - 4.0%
	Basic Chemical Manufacturing - 4.0%
	E.I. DuPont De Nemours & Co.
3,500	0.08%, 11/17/2011 ■	3,500
7,250	0.09%, 11/15/2011 ■	7,249
2,500	0.12%, 11/30/2011 ■	2,500
5,500	0.14%, 12/13/2011 ■	5,499
	Export Development Canada
8,750	0.03%, 11/07/2011	8,750
		27,498
Computer and Electrical Products Manufacturing - 4.0%
	Computer and Peripheral Equipment Manufacturing - 4.0%
	Hewlett-Packard Co.
7,750	0.14%, 11/09/2011 ■	7,750
7,500	0.19%, 12/12/2011 ■	7,498
	International Business Machines Co.
5,500	0.05%, 11/16/2011 ■ ○	5,500
7,250	0.06%, 11/18/2011 ■	7,250
		27,998
Finance and Insurance - 18.0%
	Commercial Banking - 8.2%
	Old Line Funding LLC
5,000	0.17%, 11/08/2011 ■	5,000
7,250	0.18%, 11/15/2011 ■	7,249
3,500	0.23%, 02/01/2012 ■	3,498
2,500	0.24%, 01/19/2012 ■	2,499
	State Street Corp.
4,000	0.14%, 11/03/2011	4,000
7,750	0.18%, 11/14/2011	7,750
3,750	0.25%, 02/13/2012	3,747
	U.S. Bank
7,750	0.18%, 11/14/2011	7,749
7,500	0.20%, 01/19/2012	7,497
	United Technology Corp.
7,750	0.06%, 11/18/2011 ■	7,750
		56,739

	Consumer Finance - 0.5%
	John Deere Capital Corp.
$3,750	0.07%, 11/17/2011 ■	3,750

	Depository Credit - Banking - 2.1%
	Bank of Nova Scotia
2,250	0.15%, 11/18/2011	2,250
5,000	0.29%, 12/07/2011	4,998
	Toronto-Dominion Holdings USA
3,750	0.17%, 11/23/2011 ■	3,750
3,750	0.21%, 12/08/2011 ■	3,749
		14,747
	International Trade Financing (Foreign Banks) - 1.6%
	Australia & New Zealand Banking Group Ltd.
3,250	0.17%, 11/04/2011 ■	3,250
	Kreditanstalt fuer Wiederaufbau
7,500	0.19%, 01/19/2012 ■	7,497
		10,747
	Nondepository Credit Banking - 5.6%
	General Electric Capital Corp.
3,750	0.12%, 11/16/2011	3,750
7,500	0.16%, 11/01/2011 ○	7,500
3,750	0.17%, 01/19/2012	3,749
3,750	0.25%, 02/08/2012	3,747
	John Deere Credit, Inc.
5,500	0.07%, 11/08/2011	5,500
7,500	0.08%, 11/17/2011	7,500
	Toyota Motor Credit Corp.
3,750	0.07%, 11/18/2011	3,750
3,750	0.27%, 01/24/2012	3,747
		39,243
		125,226
Health Care and Social Assistance - 4.8%
	Pharmaceutical & Medicine Manufacturing - 4.8%
	Abbott Laboratories
3,500	0.05%, 11/17/2011 ■ ○	3,500
7,250	0.08%, 11/08/2011 ■ ○	7,250
	Johnson & Johnson
1,500	0.03%, 11/02/2011 ■	1,500
5,250	0.05%, 11/10/2011 ■	5,250
3,750	0.08%, 01/17/2012 ■	3,749
	Merck & Co., Inc.
7,500	0.07%, 12/07/2011	7,499
	Sanofi-Aventis
4,750	0.22%, 12/15/2011 ■	4,749
		33,497
Machinery Manufacturing - 2.2%
	Agriculture, Construction, Mining and Machinery - 2.2%
	Caterpillar, Inc.
7,500	0.10%, 12/09/2011	7,499
7,500	0.11%, 11/29/2011	7,500
		14,999
Retail Trade - 2.7%
	Other General Merchandise Stores - 2.7%
	Wal-Mart Stores, Inc.
5,500	0.05%, 11/16/2011	5,500
7,500	0.06%, 12/05/2011 ■ ○	7,500

The accompanying notes are an integral part of these financial statements.

2

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 41.6% - (continued)
Retail Trade - 2.7% - (continued)
	Other General Merchandise Stores - 2.7% - (continued)
	Wal-Mart Stores, Inc. - (continued)
$5,500	0.07%, 12/19/2011 ■	$5,499
		18,499
Soap, Cleaning Compound, Toiletries Manufacturing - 4.3%
	Soap, Cleaning Compound, Toiletries Manufacturing - 4.3%
	Colgate-Palmolive Co.
3,500	0.04%, 11/18/2011	3,500
9,900	0.05%, 11/09/2011 ■	9,900
3,750	0.06%, 11/01/2011 ○	3,750
	Procter & Gamble Co.
7,500	0.09%, 01/20/2012 ■	7,499
5,500	0.10%, 12/14/2011 ■	5,499
		30,148
	Total commercial paper
	(cost $289,114)	$289,114

CORPORATE NOTES - 10.6%
Beverage and Tobacco Product Manufacturing - 1.1%
	Beverage Manufacturing - 1.1%
	Coca-Cola Co.
$7,800	0.34%, 05/15/2012 Δ	$7,804

Computer and Electrical Products Manufacturing - 0.7%
	Computer and Peripheral Equipment Manufacturing - 0.7%
	IBM Corp.
4,800	0.30%, 11/04/2011 Δ	4,800

Finance and Insurance - 8.8%
	Commercial Banking - 0.4%
	Commonwealth Bank of Australia
2,500	0.56%, 11/04/2011 ■ Δ	2,500

	Depository Credit - Banking - 1.3%
	Wells Fargo & Co.
8,870	0.17%, 12/09/2011	8,897

	Insurance Carriers - 1.1%
	Met Life Global Funding I
3,000	0.51%, 07/06/2012 ■ Δ	3,000
5,000	0.89%, 04/10/2012 ■ Δ	5,009
		8,009
	International Trade Financing (Foreign Banks) - 3.9%
	International Bank for Reconstruction & Development
7,500	0.06%, 11/17/2011	7,500
7,250	0.08%, 02/02/2012	7,248
	Royal Bank of Canada
12,000	0.98%, 06/18/2012 Δ	12,050
		26,798
	Securities and Commodity Contracts and Brokerage - 2.1%
	JP Morgan Chase & Co.
8,500	0.29%, 12/01/2011	8,521
4,250	0.43%, 11/16/2012 Δ	4,250
2,000	0.48%, 12/21/2011 Δ	2,000
		14,771
		60,975
	Total corporate notes
	(cost $73,579)	$73,579

FOREIGN GOVERNMENT OBLIGATIONS - 9.0%
	Canada - 9.0%
	British Columbia (Province of)
$5,250	0.08%, 02/02/2012	$5,249
3,750	0.09%, 02/16/2012	3,749
	Manitoba (Province of)
8,250	0.31%, 02/15/2012	8,362
	Ontario (Province of)
14,750	0.10%, 11/30/2011 - 12/06/2011	14,748
9,984	0.27%, 01/20/2012	10,036
	Quebec (Province of)
6,300	0.08%, 11/21/2011 ■	6,300
7,750	0.09%, 11/17/2011 ■	7,750
6,750	0.12%, 01/17/2012 ■	6,748
		62,942
	Total foreign government obligations
	(cost $62,942)	$62,942

OTHER POOLS AND FUNDS - 0.0%
5	JP Morgan U.S. Government Money Market Fund	$5

	Total other pools and funds
	(cost $5)	$5

REPURCHASE AGREEMENTS - 15.0%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $19,313, collateralized by U.S. Treasury Note 0.63%, 2014, value of $19,699)
$19,313	0.08% dated 10/31/2011	$19,313
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $35,765, collateralized by U.S. Treasury Note 0.13% - 0.38%, 2012 - 2013, value of $36,480)
35,765	0.05% dated 10/31/2011	35,765
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $38,034, collateralized by U.S. Treasury Note 1.50% - 4.25%, 2013 - 2016, value of $38,795)
38,034	0.07% dated 10/31/2011	38,034

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments– (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
REPURCHASE AGREEMENTS - 15.0% - (continued)
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $11,016, collateralized by U.S. Treasury Bond 3.88%, 2040, value of $11,236)
$11,015	0.08% dated 10/31/2011	$11,015

	Total repurchase agreements
	(cost $104,127)	$104,127

U.S. GOVERNMENT AGENCIES - 9.1%
	Federal Home Loan Mortgage Corp. - 4.4%
$7,500	0.07%, 01/23/2012 ○	$7,499
7,994	0.07%, 01/09/2012	7,993
10,750	0.10%, 01/17/2012 ○	10,747
4,250	0.11%, 01/30/2012	4,249
		30,488

	Federal National Mortgage Association - 4.7%
7,500	0.03%, 11/02/2011	7,500
8,000	0.04%, 11/07/2011	8,000
10,240	0.07%, 11/09/2011	10,240
7,000	0.10%, 01/18/2012	6,998
		32,738

	Total U.S. government agencies
	(cost $63,226)	$63,226

U.S. GOVERNMENT SECURITIES - 11.7%
	Other Direct Federal Obligations - 4.8%
	Federal Home Loan Bank
$11,000	0.05%, 01/13/2012		$10,999
14,250	0.07%, 01/25/2012 ○		14,248
8,250	0.09%, 01/18/2012		8,248
			33,495
	U.S. Treasury Bills - 6.9%
22,000	0.05%, 01/31/2012		22,045
10,750	0.09%, 02/29/2012		10,912
14,750	0.10%, 02/15/2012		14,955
			47,912
	Total U.S. government securities
	(cost $81,407)		$81,407

	Total investments
	(cost $694,302) ▲	99.8%	$694,302
	Other assets and liabilities	0.2%	1,212
	Total net assets	100.0%	$695,514

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets.  The rates presented in this Schedule of Investments are yields, unless otherwise noted.  Market value of investments in U.S. dollar denominated securities of foreign issuers represents 18.5% of total net assets at October 31, 2011.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $187,940, which represents 27.0% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$19,902	$–	$19,902	$–
Commercial Paper	289,114	–	289,114	–
Corporate Notes	73,579	–	73,579	–
Foreign Government Obligations	62,942	–	62,942	–
Other Pools and Funds	5	5	–	–
Repurchase Agreements	104,127	–	104,127	–
U.S. Government Agencies	63,226	–	63,226	–
U.S. Government Securities	81,407	–	81,407	–
Total	$694,302	$5	$694,297	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $694,302)	$694,302
Cash	2
Receivables:
Fund shares sold	3,073
Dividends and interest	702
Other assets	222
Total assets	698,301
Liabilities:
Payables:
Fund shares redeemed	2,593
Investment management fees	61
Administrative fees	7
Accrued expenses	126
Total liabilities	2,787
Net assets	$695,514
Summary of Net Assets:
Capital stock and paid-in-capital	$695,514
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	—
Unrealized appreciation of investments	—
Net assets	$695,514

Shares authorized	5,100,000
Par value	$0.001
Class A: Net asset value per share	$1.00
Shares outstanding	358,325
Net assets	$358,325
Class B: Net asset value per share	$1.00
Shares outstanding	28,412
Net assets	$28,412
Class C: Net asset value per share	$1.00
Shares outstanding	76,915
Net assets	$76,915
Class R3: Net asset value per share	$1.00
Shares outstanding	24,233
Net assets	$24,233
Class R4: Net asset value per share	$1.00
Shares outstanding	194,754
Net assets	$194,754
Class R5: Net asset value per share	$1.00
Shares outstanding	4,697
Net assets	$4,697
Class Y: Net asset value per share	$1.00
Shares outstanding	8,178
Net assets	$8,178

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	1,169
Total investment income	1,169

Expenses:
Investment management fees	2,964
Administrative services fees	345
Transfer agent fees	901
Custodian fees	4
Accounting services fees	105
Registration and filing fees	178
Board of Directors' fees	8
Audit fees	1
Other expenses	20
Total expenses (before waivers and fees paid indirectly)	4,526
Expense waivers	(2,919)
Transfer agent fee waivers	(438)
Custodian fee offset	—
Total waivers and fees paid indirectly	(3,357)
Total expenses, net	1,169
Net Investment Income	—
Net Increase in Net Assets Resulting from Operations	$—

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$—	$—
Net realized gain on investments	—	6
Payment from affiliate	—	1,743
Net Increase In Net Assets Resulting From Operations	—	1,749
Capital Share Transactions:
Class A	16,086	(44,818)
Class B	(5,136)	(17,787)
Class C	15,051	(15,237)
Class R3	3,822	8,789
Class R4	(26,457)	(30,101)
Class R5	(4,504)	(60,302)
Class Y	5,182	1,394
Net increase (decrease) from capital share transactions	4,044	(158,062)
Net Increase (Decrease) In Net Assets	4,044	(156,313)
Net Assets:
Beginning of period	691,470	847,783
End of period	$695,514	$691,470
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

9

The Hartford Money Market Fund
Notes to Financial Statements– (continued)
October 31, 2011
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Realized gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

10

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return

11

The Hartford Money Market Fund
Notes to Financial Statements– (continued)
October 31, 2011
(000’s Omitted)

of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund had no reclassifications.

d)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

e)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were decreased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

13

The Hartford Money Market Fund
Notes to Financial Statements– (continued)
October 31, 2011
(000’s Omitted)

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received contingent deferred sales charges of $155 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $6.  These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. The Board of Directors has extended the reduction of payment of distribution and service fees from March 1, 2009 through February 29, 2012. The Fund’s action results in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Directors’ action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since October 2008, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

On March 18, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $603 to the Fund to provide support to the Fund’s $1.00 NAV. On September 16, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $1,140 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return.

7.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	100
Class Y	102

8.	Investment Transactions:

For the year ended October 31, 2011, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $28,333,961 and $28,330,714, respectively.

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	391,973	—	(375,887)	—	16,086	289,667	—	(334,486)	—	(44,819)
Amount	$391,973	$—	$(375,887)	$—	$16,086	$289,668	$—	$(334,486)	$—	$(44,818)
Class B
Shares	19,100	—	(24,236)	—	(5,136)	16,222	—	(34,009)	—	(17,787)
Amount	$19,100	$—	$(24,236)	$—	$(5,136)	$16,222	$—	$(34,009)	$—	$(17,787)
Class C
Shares	131,054	—	(116,003)	—	15,051	84,288	—	(99,525)	—	(15,237)
Amount	$131,054	$—	$(116,003)	$—	$15,051	$84,288	$—	$(99,525)	$—	$(15,237)
Class R3
Shares	12,830	—	(9,008)	—	3,822	16,360	—	(7,572)	—	8,788
Amount	$12,830	$—	$(9,008)	$—	$3,822	$16,361	$—	$(7,572)	$—	$8,789
Class R4
Shares	46,191	—	(72,648)	—	(26,457)	45,225	—	(75,326)	—	(30,101)
Amount	$46,191	$—	$(72,648)	$—	$(26,457)	$45,225	$—	$(75,326)	$—	$(30,101)
Class R5
Shares	2,878	—	(7,382)	—	(4,504)	12,934	—	(73,236)	—	(60,302)
Amount	$2,878	$—	$(7,382)	$—	$(4,504)	$12,934	$—	$(73,236)	$—	$(60,302)
Class Y
Shares	9,650	—	(4,468)	—	5,182	4,060	—	(2,666)	—	1,394
Amount	$9,650	$—	$(4,468)	$—	$5,182	$4,060	$—	$(2,666)	$—	$1,394
Total
Shares	613,676	—	(609,632)	—	4,044	468,756	—	(626,820)	—	(158,064)
Amount	$613,676	$—	$(609,632)	$—	$4,044	$468,758	$—	$(626,820)	$—	$(158,062)

15

The Hartford Money Market Fund
Notes to Financial Statements– (continued)
October 31, 2011
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	1,962	$1,962
For the Year Ended October 31, 2010	4,374	$4,374

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended October 31, 2010
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00
For the Year Ended October 31, 2008
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
C	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R3	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R4	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R5	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
For the Year Ended October 31, 2007
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
C	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R3 (E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R4 (E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R5 (E)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
Y	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

–%		$358,325	0.73%		0.18%		0.18%		–%		N/A
–		28,412	0.70		0.18		0.18		–		–
–		76,915	0.61		0.18		0.18		–		–
–		24,233	0.70		0.18		0.18		–		–
–		194,754	0.65		0.18		0.18		–		–
–		4,697	0.60		0.18		0.18		–		–
–		8,178	0.50		0.18		0.18		–		–

–		342,239	0.72		0.21		0.21		–		N/A
–		33,548	0.70		0.21		0.21		–		–
–		61,864	0.62		0.21		0.21		–		–
–		20,411	0.71		0.21		0.21		–		–
–		221,211	0.66		0.21		0.21		–		–
–		9,201	0.61		0.21		0.21		–		–
–		2,996	0.51		0.21		0.21		–		–

0.05		386,036	0.88		0.45		0.41		0.03		N/A
0.03		51,225	1.11		0.48		0.44		0.00		–
0.03		76,846	1.06		0.50		0.46		0.00		–
0.04		11,621	0.79		0.28		0.24		0.00		–
0.06		250,995	0.78		0.40		0.36		0.02		–
0.09		69,464	0.66		0.29		0.25		0.02		–
0.11		1,596	0.58		0.38		0.34		0.09		–

2.31		486,596	0.99		0.90		0.90		2.23		N/A
1.54		66,581	1.71		1.65		1.65		1.40		–
1.60		140,174	1.60		1.60		1.60		1.49		–
2.07		529	1.35		1.15		1.15		1.33		–
2.37		148,465	0.94		0.85		0.85		1.91		–
2.60		8,826	0.63		0.63		0.63		2.09		–
2.69		1,595	0.52		0.52		0.52		2.77		–

4.49		314,872	1.13		0.95		0.95		4.40		N/A
3.71		29,219	1.82		1.70		1.70		3.65		–
3.72		59,575	1.72		1.69		1.69		3.66		–
3.63	(F)	10	1.36	(G)	1.20	(G)	1.20	(G)	4.16	(G)	–
3.95	(F)	17,239	1.01	(G)	0.90	(G)	0.90	(G)	4.49	(G)	–
4.18	(F)	1,229	0.72	(G)	0.60	(G)	0.60	(G)	4.79	(G)	–
4.90		2,707	0.58		0.55		0.55		4.77		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Money Market Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Money Market Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Money Market Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

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The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$0.68	$1,000.00	$1,024.53	$0.69	0.14%	184	365
Class B	$1,000.00	$1,000.00	$0.68	$1,000.00	$1,024.52	$0.69	0.14	184	365
Class C	$1,000.00	$1,000.00	$0.66	$1,000.00	$1,024.54	$0.67	0.14	184	365
Class R3	$1,000.00	$1,000.00	$0.69	$1,000.00	$1,024.52	$0.69	0.14	184	365
Class R4	$1,000.00	$1,000.00	$0.69	$1,000.00	$1,024.52	$0.70	0.14	184	365
Class R5	$1,000.00	$1,000.00	$0.69	$1,000.00	$1,024.51	$0.70	0.14	184	365
Class Y	$1,000.00	$1,000.00	$0.68	$1,000.00	$1,024.52	$0.69	0.14	184	365

25

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Money Market Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations given the Fund’s focus on liquidity and preservation of capital. The Board also considered the effect of capital support arrangements and fee waivers on the peer comparisons.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

27

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board also considered that it had approved a temporary reduction of the distribution and service fees for the Fund’s Class A, Class B, Class C, Class R3 and Class R4 shares through February 29, 2012.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-MM11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS
2011 Annual Report
The Hartford Municipal Opportunities Fund*

*Prior to December 10, 2010, The Hartford Municipal Opportunities Fund was known as The Hartford High Yield Municipal Bond Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Municipal Opportunities Fund
(formerly The Hartford High Yield Municipal Bond Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Opportunities Fund inception 05/31/2007
(formerly The Hartford High Yield Municipal Bond Fund)
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

Performance Overview 5/31/07 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Municipal Opportunities A#	0.03%	0.58%
Municipal Opportunities A##	-4.47%	-0.46%
Municipal Opportunities B#	-0.72%	-0.21%
Municipal Opportunities B##	-5.45%	-0.57%
Municipal Opportunities C#	-0.72%	-0.16%
Municipal Opportunities C##	-1.66%	-0.16%
Municipal Opportunities I#	0.28%	0.86%
Barclays Capital Municipal Bond Non-Investment Grade Index	3.36%	1.77%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Barclays Capital Municipal Bond Non-Investment Grade Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Joseph Darcy	Christopher Bade	Luke Morosanu*
Executive Vice President	Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Municipal Opportunities Bond Fund returned 0.03%, before sales charge, for the twelve-month period ended October 31, 2011, versus its benchmark, the Barclays Capital Municipal Bond Non-Investment Grade Index, which returned 3.36%, and the 2.00% average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
During the fiscal year, the municipal market and the Fund experienced two distinct periods of performance. During the early part of the year (Nov 2010-Jan 2011), tax-exempt rates moved aggressively higher (prices lower) amid the erosion of the strong technical foundation that supported the market for many of the prior years. Overblown credit fears, the expiration of the Build America Bonds (BABs) program created by the stimulus billl, increased supply conditions, and forced selling in response to large mutual fund outflows contributed negatively to performance as tax-exempt rates rose and the yield curve shifted higher and steepened. Moreover, a litany of negative headlines regarding state and local governments’ budget deficits and pension problems caused some retail investors to pull money out of the market in late 2010 and early 2011. Further complicating market conditions at that time was the extension of the Bush era tax cuts for all income levels, which would potentially dampen demand for municipals in 2011.

However, the municipal market stabilized in late January and began to recover losses as investors adjusted to a new and what seemed to be more positive technical environment. After peaking in mid-January, tax-exempt rates consistently moved lower during the rest of the fiscal year (creating higher valuations) due to greater liquidity against lower supply. Fundamental conditions for municipal issuers continued to show signs of improvement as fiscal stresses eased due to increasing tax revenues and enacted fiscal austerity measures. Therefore, the scarcity value (i.e. additional value placed on an item due to its relatively low supply) in the market, coupled with lessening credit concerns and improving liquidity, helped support positive municipal performance for the year.

Earlier in the period, the Fund’s benchmark-relative underperformance was attributed mainly to duration (i.e. sensitivity to changes in interest rates) positioning and forced selling at lower valuations to meet significant redemptions. However, the majority of the overall underperformance for the year came from the Fund’s security selection. As a result of the expiration of the BABs program and the ensuing supply surge and selling pressures in late 2010, the long end of the municipal yield curve and higher duration product severely underperformed. The Fund typically has longer duration than the benchmark and greater exposure to the long end of the curve for incremental income. The Fund also invests in higher yielding inverse floaters (a type of variable-rate bonds) as part of its Tender Option Bond Program (TOB), investments which significantly underperformed in the first quarter given their higher duration characteristics and price sensitivity to changing interest rates. Because the inverse floaters were some of the Fund’s most liquid assets, the liquidity event across the municipal market in the first quarter meant selling these securities at a loss to meet redemptions earlier in the year. However, as the market recovered, the inverse floaters were some of the better performing assets of the Fund later in the year.

The high yield positioning of the Fund hurt performance relative to the benchmark, particularly the Fund’s exposure to industrial revenue, prisons, long-term care, and special tax bonds. Spreads widened (i.e. short and long term interest rates moving farther apart) for the Fund’s airline-backed special facility bonds commensurate with corporate spreads and sector weakness, while credit deterioration in certain continuing care retirement community bonds led to underperformance relative to the index. Tax allocation and lower rated special assessment bonds were also a drag on performance due to liquidity challenges in spread product and the ongoing housing recession. These bonds are typically located in housing markets that continue to struggle through foreclosures and delinquencies. However, the greatest detraction from performance during the year was the devaluation of two non-rated prison bonds following a decision by the state to end all of its prison contracts with private operators and depopulate the facilities in response to budgetary cutbacks.

While not enough to outweigh the negative impact of the aforementioned drivers, duration adjustments and curve positioning during the period helped to minimize the Fund’s underperformance. Shortening duration in late 2010 helped offset losses in January when rates hit a peak, while buying longer dated bonds later in the period at attractive valuations was beneficial to performance as the market recovered. Stronger technicals led to a flatter municipal yield curve later in the period resulting in the long end of the yield curve outperforming and contributing positively to performance. Thus, the Fund’s longer duration relative to the benchmark and allocation to the TOB program was additive to performance later in the period. Also contributing positively to performance were positions in state General Obligation bonds (GOs), transportation, education, utilities, leasing and pre-refunded bonds that benefitted from the

3

The Hartford Municipal Opportunities Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

higher level of liquidity and demand for these securities as investors continued to prefer higher quality paper and essential service sectors during this weaker credit cycle. Within the state sector, our security selection of California, Michigan, Illinois and New Jersey GOs/lease bonds benefitted the portfolio with credit spreads tightening and positive performance later in the year. In the education sector, increasing exposure to Texas charter schools was also additive to performance. Finally, reducing our allocation to longer duration tobacco bonds also helped performance as these bonds were downgraded to non-investment grade during the period due to increasing risks to tobacco consumption and the cash flows that secure these bonds.

What is the outlook?
Looking ahead, we are cautious short-term on municipals as we enter seasonal weakness in technicals with heavier new issue supply, higher dealer inventory and retail’s resistance to low absolute rates. While we believe fundamental conditions continue to exhibit signs of support for the sector as a whole, the headline volatility relating to deficit reduction policy initiatives at the Federal level suggests a more conservative posture. However, long term we still remain constructive on the municipal market given that we expect the restoration of a more normalized rate environment, continued heightened sensitivity to taxation and the relative safety of the asset class (limited defaults). Also, technicals should remain supportive of performance as long term supply remains constrained relative to historical levels as municipal issuers continue to focus on debt reduction. Higher relative value ratios (which should garner interest from crossover buyers), stabilizing fund flows and pent up rollover demand should also support market performance going forward. Furthermore, the gradual recovery in tax revenue consistent with the subpar economic growth, combined with austerity measures enacted to balance budgets should continue to result in the easing of fiscal stress. State and local revenues are up approximately 6.9% compared to the same period of 2010, representing the 7th consecutive quarterly increase. Overall tax revenues continue to improve and are now around 2.5% above their peak in 2008. However, most of the revenue growth came at the state level with state revenues up about 10.1%, while local revenues had a modest improvement of only 1.3% year-over-year. Sales tax revenue as well as personal and corporate income taxes all grew at higher levels, but property tax revenue continued to lag due to the ongoing housing recession. While home prices have fallen since 2006, property taxes have lagged the overall economic recovery, and are now starting to decline. Property taxes declined 1% last quarter, representing the third straight quarterly decline, which when combined with state cutbacks, continues to suggest ongoing fiscal stress at the local level.

Therefore, we expect to continue to avoid local credit content and selectively purchase high yield, emphasizing greater liquidity characteristics and diversification, favoring essential service revenue bonds higher up in the capital structure. Given what we consider the improved technical environment and favorable steepness of the curve, we will appropriately extend duration with purchases out longer on the yield curve in the 10-20 year range where there is better relative value and more incremental yield opportunities. Although we remain defensive given the market’s volatility, we will continue to look for good entry points during periods of stronger technicals, while taking advantage of what we consider attractive tax-exempt rates and wider credit spreads in high yield securities with good structural characteristics. Lastly, as the economy continues to recover we expect to focus more on the economically sensitive and consumer based sectors like sales tax, health care, and education bonds.

* Effective November 1, 2011, Luke Morosanu will be involved in portfolio management and securities analysis for The Hartford Municipal Opportunities Fund.

Distribution by Credit Quality
as of October 31, 2011

Credit Rating *	Percentage of Net Assets
Aaa / AAA	1.5
Aa / AA	16.1
A	19.4
Baa / BBB	24.7
Ba / BB	5.4
B	6.3
Caa / CCC or Lower	1.0
Unrated	20.1
Non Debt Securities and Other Short-Term Instruments	4.3
Other Assets & Liabilities	1.2
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Industry
as of October 31, 2011

Industry	Percentage of Net Assets
Airport Revenues	6.3%
General Obligations	11.8
Health Care/Services	17.7
Higher Education (Univ., Dorms, etc.)	17.6
Housing (HFA'S, etc.)	0.1
Industrial	4.7
Miscellaneous	12.5
Pollution Control	0.7
Prerefunded	1.8
Special Tax Assessment	3.4
Tax Allocation	3.6
Transportation	3.1
Utilities - Electric	3.7
Utilities - Gas	1.5
Utilities - Water and Sewer	6.0
Short-Term Investments	4.3
Other Assets and Liabilities	1.2
Total	100.0%

Distribution by State
as of October 31, 2011
State	Percentage of Net Assets
Alaska	0.1%
Arizona	2.7
California	13.4
Colorado	1.8
Connecticut	1.4
District of Columbia	1.9
Florida	4.0
Georgia	2.1
Illinois	5.7
Indiana	0.8
Louisiana	2.1
Maryland	0.6
Massachusetts	3.4
Michigan	4.2
Missouri	2.0
Nevada	0.8
New Hampshire	0.6
New Jersey	2.7
New Mexico	1.2
New York	7.8
North Carolina	1.4
North Dakota	1.0
Ohio	0.3
Oklahoma	0.7
Other U.S. Territories	1.7
Pennsylvania	3.7
Rhode Island	3.2
South Carolina	0.3
South Dakota	1.2
Tennessee	1.4
Texas	14.1
Utah	0.4
Virginia	2.5
Washington	1.9
West Virginia	0.6
Wisconsin	0.8
Short-Term Investments	4.3
Other Assets and Liabilities	1.2
Total	100.0%

5

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.5%
	Alaska - 0.1%
	Alaska Municipal Bond Bank Auth GO
$375	5.75%, 09/01/2033	$411

	Arizona - 2.7%
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	246
	Mohave County, AZ, IDA Correctional Fac Contract
3,000	8.00%, 05/01/2025	3,350
	Pima County, AZ, IDA Education Rev
1,500	8.50%, 07/01/2039	1,561
	Salt River Proj Agricultural
3,000	5.00%, 12/01/2027	3,390
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 ⌂■	150
	Tartesso West Community Facilities Dist GO
1,000	5.90%, 07/15/2032 ⌂	822
		9,519
	California - 13.4%
	California Health Facilities FA Rev, Stanford Hospital
2,000	5.50%, 11/15/2040	2,104
	California State
2,000	5.00%, 09/01/2041	1,988
	California State GO
4,985	6.50%, 04/01/2033	5,833
	California State Municipal Financial Auth
1,500	6.50%, 11/01/2031 - 11/01/2041	1,490
	California State Public Works Board
1,000	5.00%, 04/01/2034	1,019
	California State Public Works Board Lease Rev
2,000	5.25%, 10/01/2023	2,139
	California State Public Works Board, Correctional Facilities Improvement
1,000	6.00%, 03/01/2035	1,059
	California State Public Works Board, State University Trustees
2,000	6.25%, 04/01/2034	2,135
	California Statewide Communities DA Rev
2,000	5.00%, 12/01/2041	1,991
4,875	6.00%, 07/01/2040 - 08/15/2042	4,988
1,700	7.50%, 06/01/2042	1,776
	Imperial Irrigation Dist Elec Rev
2,000	5.25%, 11/01/2031	2,128
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028 ■	1,537
	MSR Energy Auth
2,000	6.50%, 11/01/2039	2,265
	Port of Oakland
1,000	5.00%, 05/01/2026	1,015
	San Buenaventura CA
1,000	7.50%, 12/01/2041	1,021
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,198
	San Francisco City & County Airports Commission
1,500	5.00%, 05/01/2031	1,547
	San Francisco City & County, CA, Redev Agency, Community Fac Dist No. 6
530	6.13%, 08/01/2031	529
	San Francisco City & County, CA, Redev Agency, No. 6 Mission Bay South Pub
590	6.25%, 08/01/2033	587
	San Jose, CA, Redev Agency
500	6.50%, 08/01/2023	521
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,453
	Southern California Public Power Auth
2,000	5.25%, 07/01/2031	2,189
	Turlock Irrigation Dist
3,000	5.50%, 01/01/2041	3,221
		47,733
	Colorado - 1.8%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	546
	Colorado Health Fac Auth, Adventist Health
1,500	5.25%, 11/15/2035	1,521
	Denver, CO, City & County Special Fac Airport AMT
3,250	5.25%, 10/01/2032	2,714
	Regional Transportation Dist
1,500	6.00%, 01/15/2034	1,520
		6,301
	Connecticut - 1.4%
	Connecticut State Special Obligation Package
1,290	6.60%, 07/01/2024	1,258
	Hamden, CT, Facilities Rev, Whitney Center Proj Ser A
1,250	7.63%, 01/01/2030	1,327
2,250	7.75%, 01/01/2043	2,365
		4,950
	District of Columbia - 1.9%
	District of Columbia Tobacco Settlement Financing Corp
6,675	6.50%, 05/15/2033 ‡	6,919

	Florida - 4.0%
	Beeline Community Development Dist
1,195	7.00%, 05/01/2037	1,201
	Colonial Country Club Community Development Dist, Capital Improvement Rev
2,010	6.40%, 05/01/2033	2,019
	Florida Village Community Development
865	6.50%, 05/01/2033	885
	Florida Village Community Development Dist No 8
2,715	6.38%, 05/01/2038	2,784
	Greater Orlando Aviation Auth
1,040	5.00%, 10/01/2024	1,088

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.5% - (continued)
	Florida - 4.0% - (continued)
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
$125	5.25%, 11/15/2036	$147
	Hillsborough County, FL, IDA (Prerefunded with US Gov't Securities)
1,150	8.00%, 08/15/2032	1,604
	Jacksonville, FL, Econ Development Community Health Care Fac
2,000	6.25%, 09/01/2027	2,006
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,608
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500	0.00%, 05/01/2039 ⌂●	205
	River Bend Community Development Dist, Capital Improvement Rev
1,755	0.00%, 11/01/2015 ⌂●	702
		14,249
	Georgia - 2.1%
	Atlanta Water & Wastewater Rev
2,000	6.00%, 11/01/2022	2,346
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,152
	Dekalb, Newton & Gwinett County, GA, Joint Development Proj
1,500	6.00%, 07/01/2034	1,631
	Marietta, GA, DA Life University Inc Proj
1,500	7.00%, 06/15/2030	1,494
		7,623
	Illinois - 5.7%
	Aurora, IL, Tax Increment Rev
970	6.75%, 12/30/2027	959
	Chicago, IL, O'Hare Int'l Airport Rev
1,000	5.25%, 01/01/2027	1,011
2,000	5.75%, 01/01/2039	2,164
2,210	6.00%, 01/01/2017	2,358
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
192	5.75%, 03/01/2037 ⌂	92
	Illinois FA Rev, Admiral at the Lake
3,000	6.00%, 05/15/2017	3,006
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400	6.00%, 03/01/2038	1,512
	Illinois FA Rev, Silver Cross Hospital & Medicine
3,000	5.50%, 08/15/2030	2,797
	Illinois State GO
1,500	5.00%, 01/01/2022	1,569
	Railsplitter Tobacco Settlement Auth IL
3,000	6.00%, 06/01/2028	3,115
	State of Illinois
1,500	5.25%, 01/01/2021	1,647
		20,230
	Indiana - 0.8%
	Indiana Fin Auth Wastewater Utility Rev
2,000	5.25%, 10/01/2031	2,145
	Indiana Municipal Power Agency
700	5.75%, 01/01/2034	727
		2,872
	Louisiana - 2.1%
	Louisiana Local Government Environmental Facilities & Community Development
4,000	6.75%, 11/01/2032	4,184
	Louisiana Public Facilities Auth, Susla Fac, Inc
500	5.75%, 07/01/2039 ⌂■	373
	New Orleans, LA, Aviation Board Revenues
2,500	6.00%, 01/01/2023	2,845
		7,402
	Maryland - 0.6%
	Baltimore MD Proj Rev
2,000	5.00%, 07/01/2041	2,177

	Massachusetts - 3.4%
	Massachusetts Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,352
	Massachusetts State Health & Education FA Rev, Simmons College Ser I
2,355	8.00%, 10/01/2039	2,625
	Massachusetts State, GO
3,335	12.71%, 04/01/2019 λ	4,436
	Massachusetts State, Water Auth
3,335	12.65%, 02/01/2016 λ	3,867
		12,280
	Michigan - 4.2%
	Kent, MI, Hospital FA
5,175	6.00%, 07/01/2035	4,817
	Michigan Public Educational FA Rev, Limited Obligation Chandler Park Academy
2,025	6.35%, 11/01/2028	2,025
	Michigan Public Educational FA Rev, Limited Obligation Landmark Academy
1,395	7.00%, 12/01/2039	1,344
	Michigan State Financial Auth Rev
2,000	5.00%, 12/01/2039	1,991
	Michigan State Strategic Fund
2,500	5.25%, 10/15/2031	2,594
	Royal Oak, MI, Hospital Financial Auth
2,000	8.25%, 09/01/2039	2,363
		15,134
	Missouri - 2.0%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027 ⌂	79
	Kirkwood, MO, Industrial DA
3,500	8.25%, 05/15/2045	3,661
	St Louis, MO, Airport Rev
3,000	6.63%, 07/01/2034	3,245
		6,985
	Nevada - 0.8%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031	432

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.5% - (continued)
	Nevada - 0.8% - (continued)
	Mesquite Special Improvement Dist #07-01
$465	6.00%, 08/01/2027	$374
	Nevada (State of)
2,000	5.00%, 06/01/2027	2,123
		2,929
	New Hampshire - 0.6%
	New Hampshire Business Financing Auth Rev
2,000	6.88%, 10/01/2039	2,042

	New Jersey - 2.7%
	New Jersey Econ DA
4,445	6.25%, 09/15/2019	4,356
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855	5.75%, 10/01/2031	3,034
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000	7.50%, 12/01/2032	2,309
		9,699
	New Mexico - 1.2%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,451
	Montecito Estates Public Improvement Rev
965	7.00%, 10/01/2037 ⌂	873
		4,324
	New York - 7.8%
	Erie County, NY, IDA Global Concepts Charter School Proj
1,510	6.25%, 10/01/2037	1,357
	Hudson New York Yards Infrastructure Corp
3,000	5.75%, 02/15/2047	3,174
	Nassau County, NY, IDA Continuing Care Retirement
3,000	6.70%, 01/01/2043	2,702
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside
1,000	6.50%, 01/01/2027	935
	New York City Transitional Financial Auth
2,000	5.00%, 11/01/2022 ☼	2,343
	New York Environmental Fac Corp
2,500	5.00%, 06/15/2041	2,675
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
1,500	6.13%, 12/01/2029	1,508
	New York State Dormitory Auth Rev Non State Supported Debt
2,000	6.00%, 07/01/2033	2,179
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,698
	PA of New York and New Jersey
2,000	5.00%, 12/01/2023	2,093
	TSASC, Inc NY
2,500	5.00%, 06/01/2034	1,891
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 - 09/15/2042 ⌂	2,313
		27,868

	North Carolina - 1.4%
	North Carolina Eastern Municipal Power
2,415	5.00%, 01/01/2023	2,598
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555	5.88%, 01/01/2031	1,500
1,000	6.00%, 01/01/2039	960
		5,058
	North Dakota - 1.0%
	North Dakota State FA
2,890	5.00%, 10/01/2022	3,467

	Ohio - 0.3%
	Ohio State Hospital Facilities Rev
880	5.50%, 01/01/2039	921

	Oklahoma - 0.7%
	Norman, OK, Regional Hospital Auth Hospital Rev
2,795	5.13%, 09/01/2037	2,329

	Other U.S. Territories - 1.7%
	Guam Government, Dept of Admin Ser A
3,000	6.75%, 11/15/2029	3,101
	Guam Government, Dept of Education John F Kennedy High School Ser A
2,000	6.63%, 12/01/2030	2,003
	Guam Government, Limited Obligation Rev Section 30 Ser A
935	5.75%, 12/01/2034	947
		6,051
	Pennsylvania - 3.7%
	Allegheny County Industrial Development Auth
1,215	6.75%, 08/15/2035	1,149
	Chester County, PA, IDA
1,020	6.38%, 12/15/2037	927
	Delaware County Industrial DA
2,000	6.13%, 08/15/2040	1,866
	Harrisburg Auth
2,000	5.25%, 07/15/2031 ⌂	1,617
	Pennsylvania Econ Development FA Rev, Allegheny Energy Supply
3,000	7.00%, 07/15/2039	3,273
	Pennsylvania Turnpike Commission, Sub-Ser C
1,335	6.00%, 06/01/2028	1,508
	Philadelphia, PA, GO
1,000	7.00%, 07/15/2028	1,136
	Philadelphia, PA, Municipal Auth
750	6.38%, 04/01/2029	797
1,000	6.50%, 04/01/2034	1,048
		13,321
	Rhode Island - 3.2%
	Rhode Island St & Providence Plantations
3,000	5.50%, 08/01/2027	3,452

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 94.5% - (continued)
	Rhode Island - 3.2% - (continued)
	Rhode Island Tobacco Settlement Financing Corp
$515	6.00%, 06/01/2023	$519
8,000	6.25%, 06/01/2042	7,312
		11,283
	South Carolina - 0.3%
	Lancaster County, SC, Sun City Assessment
1,987	0.00%, 11/01/2017 ⌂●	934

	South Dakota - 1.2%
	South Dakota Educational Enhancement Funding Corp
4,030	6.50%, 06/01/2032	4,109
	South Dakota Housing DA
185	6.13%, 05/01/2033	186
		4,295
	Tennessee - 1.4%
	Tennessee Energy Acquisition Corp Gas Rev
3,000	5.25%, 09/01/2021	2,995
	Tennessee GO
1,770	5.00%, 10/01/2022	2,141
		5,136
	Texas - 14.1%
	Brazos River Harbor Navigation Dist
1,000	5.95%, 05/15/2033	1,007
	Brazos Texas Industrial Development Corp
1,500	5.90%, 05/01/2038	1,509
	Burnet County, TX, Public Fac Proj Rev
3,930	7.75%, 08/01/2029 ⌂	2,732
	Central Texas Regional Mobility Auth
2,000	6.00%, 01/01/2041	2,012
	Clifton Higher Education Fin Corp
2,000	6.13%, 12/01/2040	2,027
	Clifton Higher Education Fin Corp, Tejano Center Community
2,000	8.75%, 02/15/2028	2,216
	Clifton Higher Education Fin Corp, Uplift Education
2,000	6.25%, 12/01/2045	2,053
	Dallas Fort Worth, TX, International Airport
685	6.00%, 11/01/2032	685
	Dallas-Fort Worth, TX, International Airport AMT
2,000	6.15%, 01/01/2016	2,001
	Garza County, TX, Public Fac Corp Rev
350	5.75%, 10/01/2025	357
	Houston Texas Higher Education Fin
2,000	4.50%, 05/15/2042	2,019
465	5.88%, 05/15/2021	486
1,000	6.88%, 05/15/2041	1,072
	Kimble County, TX, Hospital Dist
2,500	6.25%, 08/15/2033	2,515
	La Vernia, TX, Higher Education
2,065	9.00%, 08/15/2038	2,402
	Lewisville, TX, Combination Contract Rev
4,000	6.13%, 09/01/2029	4,011
	Lower Colorado River Auth Rev
2,000	5.00%, 05/15/2041	2,029
55	7.25%, 05/15/2037	60
	Lower Colorado River Auth Rev (Prerefunded with US Gov't Securities)
2,945	7.25%, 05/15/2037	3,596
	Maverick County, TX, Public Fac Corp Proj Rev
1,400	6.25%, 02/01/2024	1,247
	Texas (State of)
1,500	6.00%, 12/01/2030	1,525
	Texas Midwest Public Facilities Corp Rev
3,000	0.00%, 10/01/2030 ⌂●	1,620
	Texas Private Activity Surface Transportation, LBJ Infrastructure Group
1,000	7.00%, 06/30/2040	1,076
	Texas Private Activity Surface Transportation, NTE Mobility Partners
3,000	6.88%, 12/31/2039	3,201
	Texas State Public Fin Auth Charter School
3,555	5.38%, 02/15/2037	3,333
1,000	6.20%, 02/15/2040	1,021
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	506
	Travis County, TX, Health Facilities
2,000	7.13%, 11/01/2040	2,090
		50,408
	Utah - 0.4%
	Utah St Charter School Financial Auth
1,550	6.25%, 07/15/2030	1,510

	Virginia - 2.5%
	Bedford County Industrial DA
2,500	5.60%, 12/01/2025	2,488
	Norfolk, VA, Redev & Housing Auth Rev
1,005	6.13%, 01/01/2035	910
	Peninsula, VA, Turn Center Community Dev DA
298	6.45%, 09/01/2037	291
	Virginia Small Business Financing Auth Rev
3,000	9.00%, 07/01/2039	3,164
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038	1,981
		8,834
	Washington - 1.9%
	King County, WA, Public Hospital
3,000	7.25%, 12/01/2038	3,109
	Washington State Health Care Facilities Auth, VA Mason Medical
3,600	6.13%, 08/15/2037	3,628
		6,737
	West Virginia - 0.6%
	West Virginia State Hospital FA
2,000	9.13%, 10/01/2041	2,105

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 94.5% - (continued)
	Wisconsin - 0.8%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
$1,000	6.38%, 06/01/2032		$1,035
	Wisconsin State General Fund
185	5.75%, 05/01/2033		205
1,295	6.00%, 05/01/2036		1,449
			2,689
	Total municipal bonds
	(cost $325,488)		$336,725

	Total long-term investments
	(cost $325,488)		$336,725

SHORT-TERM INVESTMENTS - 4.3%
	Investment Pools and Funds - 4.3%
$15,481	State Street Bank Tax Free Money Market Fund		$15,481

	Total short-term investments
	(cost $15,481)		$15,481

	Total investments
	(cost $340,969) ▲	98.8%	$352,206
	Other assets and liabilities	1.2%	4,116
	Total net assets	100.0%	$356,322

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $2,060, which represents 0.6% of total net assets.

λ
Inverse floating rate certificate issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at October 31, 2011.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $2,304.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2007	$100	Branson Hills, MO, Infrastructure Fac, 5.50%, 04/01/2027	$100
01/2008 - 04/2009	$3,930	Burnet County, TX, Public Fac Proj Rev, 7.75%, 08/01/2029	3,786
05/2007	$192	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	192
03/2011	$2,000	Harrisburg Auth, 5.25%, 07/15/2031	1,591
10/2007	$1,987	Lancaster County, SC, Sun City Assessment, 0.00%, 11/01/2017	1,987
07/2007	$500	Louisiana Public Facilities Auth, Susla Fac, Inc, 5.75%, 07/01/2039 - 144A	503
06/2007	$500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 0.00%, 05/01/2039	496

The accompanying notes are an integral part of these financial statements.

10

Period Acquired	Shares/ Par	Security	Cost Basis
12/2007	$965	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	965
11/2007	$1,755	River Bend Community Development Dist, Capital Improvement Rev, 0.00%, 11/01/2015	1,755
05/2007	$200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200
09/2007	$1,000	Tartesso West Community Facilities Dist GO, 5.90%, 07/15/2032	1,000
05/2009	$3,000	Texas Midwest Public Facilities Corp Rev, 0.00%, 10/01/2030	3,000
10/2007 - 04/2008	$3,250	Ulster County, NY, IDA, 6.00%, 09/15/2037 - 09/15/2042	3,058

At October 31, 2011, the aggregate value of these securities was $12,512, which represents 3.5% of total net assets.

AMT		Alternative Minimum Tax
DA		Development Authority
FA		Finance Authority
GO		General Obligations
IDA		Industrial Development Authority Bond
PA		Port Authority

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	336,725	–	336,725	–
Short-Term Investments	15,481	15,481	–	–
Total	$352,206	$15,481	$336,725	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $340,969)	$352,206
Cash	140
Receivables:
Fund shares sold	963
Dividends and interest	6,226
Other assets	57
Total assets	359,592
Liabilities:
Payables:
Investment securities purchased	2,304
Fund shares redeemed	527
Investment management fees	37
Dividends	325
Distribution fees	29
Accrued expenses	48
Total liabilities	3,270
Net assets	$356,322
Summary of Net Assets:
Capital stock and paid-in-capital	$390,543
Accumulated undistributed net investment income	58
Accumulated net realized loss on investments	(45,516)
Unrealized appreciation of investments	11,237
Net assets	$356,322

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.01/$8.39
Shares outstanding	22,160
Net assets	$177,569
Class B: Net asset value per share	$8.01
Shares outstanding	716
Net assets	$5,739
Class C: Net asset value per share	$8.02
Shares outstanding	12,900
Net assets	$103,439
Class I: Net asset value per share	$8.03
Shares outstanding	8,668
Net assets	$69,575

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Interest	$23,251
Total investment income	23,251

Expenses:
Investment management fees	1,964
Transfer agent fees	162
Distribution fees
Class A	449
Class B	61
Class C	1,040
Custodian fees	4
Accounting services fees	64
Registration and filing fees	110
Board of Directors' fees	8
Interest expense	110
Audit fees	10
Other expenses	49
Total expenses (before waivers)	4,031
Expense waivers	(49)
Total waivers	(49)
Total expenses, net	3,982
Net Investment Income	19,269
Net Realized Loss on Investments:
Net realized loss on investments in securities	(10,546)
Net Realized Loss on Investments	(10,546)
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(14,992)
Net Changes in Unrealized Depreciation of Investments	(14,992)
Net Loss on Investments	(25,538)
Net Decrease in Net Assets Resulting from Operations	$(6,269)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$19,269	$22,106
Net realized loss on investments	(10,546)	(6,121)
Net unrealized appreciation (depreciation) of investments	(14,992)	29,577
Net Increase (Decrease) In Net Assets Resulting From Operations	(6,269)	45,562
Distributions to Shareholders:
From net investment income
Class A	(10,093)	(12,337)
Class B	(295)	(350)
Class C	(5,051)	(5,639)
Class I	(3,932)	(3,861)
Total distributions	(19,371)	(22,187)
Capital Share Transactions:
Class A	(47,063)	3,521
Class B	(1,298)	(459)
Class C	(17,782)	10,921
Class I	(8,220)	7,857
Net increase (decrease) from capital share transactions	(74,363)	21,840
Net Increase (Decrease) In Net Assets	(100,003)	45,215
Net Assets:
Beginning of period	456,325	411,110
End of period	$356,322	$456,325
Accumulated undistributed (distribution in excess of) net investment income (loss)	$58	$161

The accompanying notes are an integral part of these financial statements.

15

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Municipal Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current

16

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

17

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

18

3.	Securities and Other Investments:

a)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

c)
Inverse Floating Rate Securities – The Fund may invest in inverse floating rate certificates (“inverse floater”). The inverse floaters purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bonds’ par amount or market value. The floating rate certificates pay short-term tax exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floater that receives all remaining or residual interest in the trust after payment of amounts due to the floating rate bondholder and trust-related fees. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying municipal bonds’ investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying municipal bond(s) because the interest rate is dependent on both the fixed coupon rate of the underlying municipal bond(s) and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond(s).

The Fund may purchase an inverse floater in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floater without first owning the underlying municipal bond(s) (“externally deposited inverse floater”). The Fund may also sell a fixed rate municipal bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floaters held by the Fund can only be sold to qualified institutional buyers and entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and, at the Fund’s discretion, to have the broker transfer the underlying municipal bond(s) held by the trust to the Fund. The sale of inverse floaters may involve delay or additional costs. The Fund, as shown on the Schedule of Investments, had outstanding inverse floaters as of October 31, 2011.

4.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return

19

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Tax Exempt Income †	$19,507	$22,186
Ordinary Income	181	—

†	The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

20

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$384
Accumulated Capital Losses *	(45,517)
Unrealized Appreciation †	11,237
Total Accumulated Deficit	$(33,896)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(1)
Accumulated Net Realized Gain (Loss) on Investments	1

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644
2018	6,121
2019	10,546
Total	$45,517

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

21

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $541 and contingent deferred sales charges of $62 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets

22

attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $16.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$140,942
Sales Proceeds Excluding U.S. Government Obligations	224,408

23

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8. Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,656	986	(14,613)	—	(5,971)	9,038	1,009	(9,653)	—	394
Amount	$60,276	$7,768	$(115,107)	$—	$(47,063)	$74,100	$8,289	$(78,868)	$—	$3,521
Class B
Shares	27	28	(222)	—	(167)	60	26	(142)	—	(56)
Amount	$221	$217	$(1,736)	$—	$(1,298)	$487	$218	$(1,164)	$—	$(459)
Class C
Shares	2,512	456	(5,252)	—	(2,284)	4,190	390	(3,248)	—	1,332
Amount	$19,897	$3,596	$(41,275)	$—	$(17,782)	$34,331	$3,205	$(26,615)	$—	$10,921
Class I
Shares	4,927	320	(6,217)	—	(970)	4,299	326	(3,727)	—	898
Amount	$38,889	$2,527	$(49,636)	$—	$(8,220)	$35,531	$2,683	$(30,357)	$—	$7,857
Total
Shares	15,122	1,790	(26,304)	—	(9,392)	17,587	1,751	(16,770)	—	2,568
Amount	$119,283	$14,108	$(207,754)	$—	$(74,363)	$144,449	$14,395	$(137,004)	$—	$21,840

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	13	$102
For the Year Ended October 31, 2010	1	$8

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

24

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$8.47	$0.44	$–	$(0.46)	$(0.02)	$(0.44)	$–	$–	$(0.44)	$(0.46)	$8.01
B	8.47	0.38	–	(0.46)	(0.08)	(0.38)	–	–	(0.38)	(0.46)	8.01
C	8.48	0.38	–	(0.46)	(0.08)	(0.38)	–	–	(0.38)	(0.46)	8.02
I	8.49	0.46	–	(0.46)	–	(0.46)	–	–	(0.46)	(0.46)	8.03
For the Year Ended October 31, 2010
A	8.02	0.45	–	0.45	0.90	(0.45)	–	–	(0.45)	0.45	8.47
B	8.01	0.38	–	0.47	0.85	(0.39)	–	–	(0.39)	0.46	8.47
C	8.02	0.39	–	0.46	0.85	(0.39)	–	–	(0.39)	0.46	8.48
I	8.03	0.47	–	0.46	0.93	(0.47)	–	–	(0.47)	0.46	8.49
For the Year Ended October 31, 2009
A	7.27	0.42	–	0.76	1.18	(0.43)	–	–	(0.43)	0.75	8.02
B	7.26	0.36	–	0.76	1.12	(0.37)	–	–	(0.37)	0.75	8.01
C	7.27	0.37	–	0.75	1.12	(0.37)	–	–	(0.37)	0.75	8.02
I	7.27	0.44	–	0.76	1.20	(0.44)	–	–	(0.44)	0.76	8.03
For the Year Ended October 31, 2008
A	9.46	0.49	–	(2.19)	(1.70)	(0.49)	–	–	(0.49)	(2.19)	7.27
B	9.46	0.42	–	(2.19)	(1.77)	(0.43)	–	–	(0.43)	(2.20)	7.26
C	9.46	0.42	–	(2.18)	(1.76)	(0.43)	–	–	(0.43)	(2.19)	7.27
I	9.47	0.51	–	(2.19)	(1.68)	(0.52)	–	–	(0.52)	(2.20)	7.27
From May 31, 2007 (date shares became available to the public), through October 31, 2007
A(D)	10.00	0.20	–	(0.54)	(0.34)	(0.20)	–	–	(0.20)	(0.54)	9.46
B(D)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
C(D)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
I(D)	10.00	0.21	–	(0.53)	(0.32)	(0.21)	–	–	(0.21)	(0.53)	9.47

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Shares became available to the public on May 31, 2007.
(E)	Not annualized.
(F)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

0.03%		$177,569	0.94%		0.93%		0.90%		5.58%		41%
(0.72)		5,739	1.75		1.68		1.65		4.84		–
(0.72)		103,439	1.70		1.68		1.65		4.83		–
0.28		69,575	0.70		0.68		0.65		5.82		–

11.56		238,332	0.92		0.92		0.92		5.49		15
10.82		7,475	1.72		1.72		1.72		4.68		–
10.85		128,723	1.68		1.68		1.68		4.72		–
11.93		81,795	0.68		0.68		0.68		5.72		–

16.93		222,328	0.92		0.85		0.85		5.81		26
16.00		7,523	1.75		1.68		1.68		4.97		–
16.04		111,097	1.69		1.62		1.62		5.04		–
17.30		70,162	0.69		0.62		0.62		6.04		–

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		–
(19.24)		76,650	1.70		1.17		1.17		4.86		–
(18.50)		54,029	0.69		0.17		0.17		5.84		–

(3.41	) (E)	46,261	1.03	(F)	0.25	(F)	0.25	(F)	4.83	(F)	23
(3.71	) (E)	1,333	1.82	(F)	1.00	(F)	1.00	(F)	4.05	(F)	–
(3.71	) (E)	11,236	1.81	(F)	1.00	(F)	1.00	(F)	4.19	(F)	–
(3.21	) (E)	6,879	0.80	(F)	–	(F)	–	(F)	5.22	(F)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Municipal Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Municipal Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

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The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

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Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

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The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,062.00	$4.68	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class B	$1,000.00	$1,058.00	$8.56	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class C	$1,000.00	$1,057.90	$8.56	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class I	$1,000.00	$1,064.50	$3.38	$1,000.00	$1,021.93	$3.31	0.65	184	365

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The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Municipal Opportunities Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

35

The Hartford Municipal Opportunities Fund (formerly The Hartford High Yield Municipal Bond Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time, and the Board noted the decrease in the Fund’s assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-M011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Short Duration Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 10/31/02 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Short Duration A#	1.77%	3.24%	3.11%
Short Duration A##	-1.29%	2.61%	2.76%
Short Duration B#	1.54%	2.55%	NA*
Short Duration B##	-3.44%	2.18%	NA*
Short Duration C#	1.02%	2.45%	2.35%
Short Duration C##	0.02%	2.45%	2.35%
Short Duration I#	1.97%	3.36%	3.17%
Short Duration R3#	2.07%	3.55%	3.25%
Short Duration R4#	2.09%	3.55%	3.26%
Short Duration R5#	2.12%	3.56%	3.26%
Short Duration Y#	2.02%	3.54%	3.25%
Barclays Capital 1-3 Year U.S. Government/Credit Index	1.21%	4.11%	3.46%

#	Without sales charge
##	With sales charge
*	Since inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Class Y shares commenced operations on 11/28/03. Accordingly, the "Since Inception" performance shown for Class Y is since that date.

Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Short Duration Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Robert Crusha, CFA	Bradley Dyslin, CFA	Michael Bacevich
Senior Vice President	Senior Vice President	Managing Director

How did the Fund perform?
The Class A shares of The Hartford Short Duration Fund returned 1.77%, before sales charges, for the twelve-month period ended October 31, 2011, versus the 1.21% return of its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the 0.73% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The primary driver of the Fund’s outperformance, relative to the benchmark, was sector allocation. Duration (a measure of interest-rate sensitivity) positioning had a slightly negative impact on the Fund, though this was more than offset by the curve positioning resulting in a net positive impact. Security selection also had a slightly negative impact on the Fund’s outperformance relative to the benchmark. The 2 year Treasury note fell to 0.24% from 0.35% at the beginning of the period, though it traded in a range of 0.16% to 0.85% illustrating the level of volatility in the market.

Out of benchmark sector allocations to Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS) were significant contributors to the relative outperformance of the Fund as those markets continued to recover. A significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Corporates was also additive to performance relative to the benchmark for the period. The Fund’s benchmark relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasuries also added to performance. A moderate out of benchmark allocation to Agency Mortgage Backed Securities was further additive. During this period, we increased the Fund’s allocation to Bank Loans from approximately 4% to 18%, an increase driven by recent enhancements to the portfolio, effective December 2010, which permit an allocation of up to 35% to this particular asset class. The Bank Loan allocation caused a slight performance drag for the period.

While it appeared that the outlook for the global economy was improving initially, this very quickly gave way to a number of headwinds. The civil unrest in the Middle East and North Africa, the Japanese earthquake, the ongoing European Debt crisis, a weaker outlook in China, and the downgrade of U.S. Government long-term debt all resulted in increased investor concerns and a subsequent flight to quality. Recognizing this, the Federal Open Market Committee stated that economic weakness will likely warrant exceptionally low levels for the federal funds rate through at least mid 2013, a declaration that was soon followed by “Operation Twist” (which, simply put, can be described as the Federal reserve’s attempt to bring short term and long term interest rates closer together) in an effort to kick start the economy.

Our positions in Bank Loans, ABS, Investment Grade Corporates and CMBS remain the primary drivers of yield within the Fund. In addition, the underweight (i.e. the Fund’s sector position was less than the benchmark position) to Government securities, such as U.S. Treasuries and Agencies in favor of the aforementioned sectors, resulted in a higher yield than that of the benchmark.

What is the outlook?
With short-term interest rates at continued low levels and the 2 year Treasury note close to all time lows, we continue to seek relative value opportunities across the various spread sectors in order to generate yield. We anticipate that a heightened level of anxiety regarding the outlook for the Global economy will persist over the coming quarters. However, we view these periods of volatility as potential opportunities to reposition and in some cases add exposure to the spread sectors previously mentioned, particularly as pricing readjusts. We will remain cautious as we add to our credit positions, with a focus on those issuers who we believe have balance sheets and cash flows that best protect bondholder interest. Until there is resolution to the European debt crisis and a clearer understanding regarding growth trends in China, we will likely continue to favor higher quality bonds and be extremely selective.

3

The Hartford Short Duration Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

One of our primary concerns is the low level of interest rates and the risk to the portfolio if rates were to abruptly and unexpectedly rise. While we are not forecasting a sudden rise in business and consumer confidence, we are watchful of any meaningful policy initiatives abroad or a bipartisan solution that addresses the U.S. domestic debt burden, any of which could cause rates to rise and risk assets to outperform.

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	21.1%
Certificate of Deposit	0.1
Corporate Bonds	55.0
Foreign Government Obligations	0.4
Senior Floating Rate Interests	18.1
U.S. Government Agencies	0.4
U.S. Government Securities	3.6
Short-Term Investments	2.2
Other Assets and Liabilities	(0.9)
Total	100.0%

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	16.9
Aa / AA	16.3
A	20.6
Baa / BBB	18.5
Ba / BB	17.4
B	4.3
Caa / CCC or Lower	0.1
Unrated	0.6
U.S. Government Securities	4.0
Non Debt Securities and Other Short-Term Instruments	2.2
Other Assets & Liabilities	(0.9)
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry
as of October 31, 2011

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.6%
Administrative Waste Management and Remediation	1.0
Air Transportation	0.9
Arts, Entertainment and Recreation	3.5
Beverage and Tobacco Product Manufacturing	1.1
Chemical Manufacturing	1.9
Computer and Electronic Product Manufacturing	1.5
Construction	0.2
Couriers and Messengers	0.1
Electrical Equipment and Appliance Manufacturing	0.3
Finance and Insurance	52.7
Food Manufacturing	1.9
Food Services	0.4
Health Care and Social Assistance	4.7
Information	6.1
Machinery Manufacturing	0.6
Mining	1.6
Miscellaneous Manufacturing	0.5
Motor Vehicle and Parts Manufacturing	1.2
Petroleum and Coal Products Manufacturing	4.4
Pipeline Transportation	0.7
Primary Metal Manufacturing	0.8
Professional, Scientific and Technical Services	1.3
Rail Transportation	0.1
Real Estate, Rental and Leasing	1.0
Retail Trade	0.8
Soap, Cleaning Compound and Toilet Manufacturing	0.4
Transportation Equipment Manufacturing	0.8
Truck Transportation	0.4
Utilities	2.4
Wholesale Trade	0.4
Total	94.3%
Foreign Government Obligations	0.4
U.S. Government Agencies	0.4
U.S. Government Securities	3.6
Short-Term Investments	2.2
Other Assets and Liabilities	(0.9)
Total	100.0%

The above table represents sub-industry investments by industry, which combines multiple sub-industries into one industry category.  Detailed information on sub-industry breakdowns is available in the Schedule of Investments.

4

The Hartford Short Duration Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.1%
Finance and Insurance - 20.5%
	Captive Auto Finance - 6.0%
	Ally Automotive Receivables Trust
$1,120	0.65%, 03/17/2014	$1,119
975	1.38%, 07/15/2014	980
1,000	2.29%, 11/16/2015 ■	1,024
1,500	3.29%, 03/15/2015 ■	1,565
	Ally Master Owner Trust
1,000	2.88%, 04/15/2015 ■	1,019
	AmeriCredit Automobile Receivables Trust
2,000	0.84%, 11/10/2014	1,998
1,080	0.90%, 09/08/2014	1,080
	Bank of America Automotive Trust
1,313	1.31%, 07/15/2014	1,319
1,154	1.39%, 03/15/2014 ■	1,158
	BMW Vehicle Owner Trust
2,500	0.63%, 02/25/2014	2,500
	Capital Automotive Receivables Asset Trust
1,000	6.35%, 03/17/2014 ■	1,038
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,001
	DaimlerChrysler Automotive Trust
301	4.48%, 08/08/2014	303
	Ford Credit Automotive Lease Trust
2,550	0.74%, 09/15/2013	2,551
	Ford Credit Automotive Owner Trust
131	0.65%, 12/15/2012	131
530	0.68%, 01/15/2014	532
1,825	2.62%, 10/15/2016	1,885
1,200	2.98%, 08/15/2014	1,234
1,000	5.69%, 11/15/2012	1,010
	Harley-Davidson Motorcycle Trust
2,571	0.96%, 05/16/2016	2,571
1,210	1.16%, 02/15/2015	1,215
500	1.99%, 01/15/2016	505
	Honda Automotive Receivables Owner Trust
1,260	1.13%, 10/15/2014	1,268
	Hyundai Automotive Receivables Trust
3,750	0.62%, 07/15/2014	3,750
650	1.65%, 02/15/2017	662
2,100	2.27%, 02/15/2017	2,152
	Nissan Automotive Receivables Owner Trust
800	0.87%, 07/15/2014	801
490	1.18%, 02/16/2015	494
	Nissan Master Owner Trust Receivables
1,500	1.39%, 01/15/2015 ■Δ	1,512
	Totota Automotive Receivables Owner Trust
4,000	0.53%, 04/15/2014	3,997
	Toyota Automotive Receivables Owner Trust
221	0.74%, 08/15/2012	221
	Volkswagen Automotive Lease Trust
1,014	1.31%, 01/20/2014	1,017
	World Omni Automotive Receivables Trust
1,500	2.33%, 09/15/2016	1,545
		45,157
	Captive Retail Finance - 0.3%
	CNH Equipment Trust
2,000	2.90%, 11/17/2014 ○	1,996

	Credit Card Issuing - 2.1%
	American Express Credit Account Master Trust
2,000	0.84%, 11/16/2015 Δ	2,000
	Bank One Issuance Trust
2,260	4.77%, 02/16/2016	2,360
	Citibank Credit Card Issuance Trust
4,155	6.30%, 06/20/2014	4,281
	GE Capital Credit Card Master Note Trust
1,750	0.79%, 01/17/2017 Δ	1,762
1,000	2.21%, 06/15/2016	1,022
3,500	3.69%, 07/15/2015	3,574
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	559
		15,558
	Real Estate Credit (Mortgage Banking) - 11.8%
	Aesop Funding II LLC
1,800	1.85%, 11/20/2013 ■	1,805
	Banc of America Commercial Mortgage, Inc.
2,570	4.93%, 07/10/2045	2,817
1,100	5.45%, 01/15/2049	1,157
1,000	5.79%, 04/10/2049 Δ	1,076
	Banc of America Large Loan
750	5.33%, 12/16/2043 ■	675
	Bayview Commercial Asset Trust
274	1.24%, 01/25/2035 ■Δ	180
8,163	2.66%, 01/25/2037 ■►	421
7,777	2.83%, 09/25/2037 ■►	681
	Bayview Financial Acquisition Trust
512	4.91%, 02/25/2033 ■	495
2,000	5.64%, 11/28/2036	1,723
	Bear Stearns Asset Backed Securities, Inc.
397	5.66%, 09/25/2033 Δ	356
	Bear Stearns Commercial Mortgage Securities, Inc.
33,615	4.65%, 02/11/2041 ⌂►	113
13,803	15.00%, 11/11/2041 ⌂►	101
	CBA Commercial Small Balance Commercial Mortgage
13,510	1.18%, 12/25/2036 ■Δ	2,189
7,184	3.00%, 01/25/2039 ■►	395
	CFCRE Commercial Mortgage Trust
3,000	3.76%, 04/15/2044 ■	3,062
22,891	4.24%, 04/15/2044 ■►	1,579
	Citicorp Residential Mortgage Securities
90	6.27%, 06/25/2037 Δ	86
	Citigroup Commercial Mortgage Trust
347	5.38%, 10/15/2049	349
44	5.92%, 03/15/2049 Δ	43
	Commercial Mortgage Pass-Through Certificates
858	3.16%, 11/01/2015 ■	876
1,000	5.61%, 06/09/2028 ■	983
500	5.95%, 06/09/2028 ■	490
	Credit Suisse Mortgage Capital Certificates
2,000	5.99%, 09/15/2039 Δ	2,159
	CS First Boston Mortgage Securities Corp.
1,000	5.42%, 05/15/2036 Δ	1,075

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.1% - (continued)
Finance and Insurance - 20.5% - (continued)
	Real Estate Credit (Mortgage Banking) - 11.8% - (continued)
	DBUBS Mortgage Trust
$1,345	3.64%, 08/10/2044	$1,403
986	3.74%, 11/10/2046 ■	1,026
3,123	4.89%, 01/01/2021 ■►	185
	Equity One ABS, Inc.
20	2.74%, 07/25/2034 Δ	1
	Ford Credit Floorplan Master Owner Trust
1,725	1.50%, 09/15/2015	1,731
	GMAC Commercial Mortgage Securities, Inc.
1,220	6.50%, 05/15/2035 ■	1,269
	GMAC Mortgage Corp. Loan Trust
394	4.59%, 04/25/2033	356
147	5.12%, 04/25/2033	89
297	5.75%, 10/25/2036	194
	GMAC Mortgage Servicer Advance Funding
3,000	3.72%, 03/15/2023 ■	3,024
	Goldman Sachs Mortgage Securities Corp. II
500	2.72%, 02/10/2021 ■	499
325	5.48%, 11/10/2039	325
2,500	5.55%, 04/10/2038	2,696
	Goldman Sachs Mortgage Securities Trust
956	5.78%, 08/10/2045 Δ	975
	Government National Mortgage Association
2,100	5.00%, 08/20/2039	2,315
	Greenwich Capital Commercial Funding Corp.
1,582	5.38%, 03/10/2039	1,591
	Hasco NIM Trust
42	0.00%, 12/26/2035 ■●	–
	John Deere Owner Trust
1,870	1.96%, 04/16/2018	1,918
	JP Morgan Chase Commercial Mortgage Securities Corp.
21,234	0.22%, 08/12/2037 Δ	9
2,118	0.64%, 02/15/2019 ■Δ	2,045
1,944	3.85%, 06/15/2043 ■	2,022
165	4.30%, 01/15/2038	168
1,346	4.93%, 09/12/2037 - 01/15/2049	1,355
1,238	4.96%, 08/15/2042	1,273
1,000	5.34%, 05/15/2047	951
1,450	5.79%, 06/12/2041 Δ	1,579
730	5.83%, 02/15/2051	785
	LB-UBS Commercial Mortgage Trust
657	5.30%, 02/15/2040	662
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Trust
9,593	3.96%, 10/12/2041 ⌂■►	43
1,000	4.86%, 08/12/2039	1,063
1,000	6.02%, 06/12/2050 Δ	1,068
13,994	15.00%, 09/12/2042 ⌂►	53
	Merrill Lynch/Countrywide Commercial Mortgage Trust
783	5.11%, 12/12/2049	783
	Morgan Stanley Capital I
2,400	3.22%, 07/15/2049	2,467
2,500	3.88%, 09/15/2047 ■	2,599
$2,500	4.97%, 04/14/2040	2,638
1,500	5.11%, 06/15/2040	1,619
1,813	5.77%, 04/12/2049 Δ	1,862
	Morgan Stanley Re-Remic Trust
3,000	5.00%, 07/17/2056 ■	3,060
	National Credit Union Administration
915	1.60%, 10/29/2020	925
	Nationstar Home Equity Loan Trust
13	0.00%, 03/25/2037 ⌂■●†	–
	RBSCF Trust
835	5.47%, 09/16/2039 ■	815
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ⌂■●†	–
	Sovereign Commercial Mortgage Securities
1,631	5.95%, 07/22/2030 ■Δ	1,689
	Structured Asset Investment Loan Trust
193	2.87%, 11/25/2033 Δ	120
	Voyager Countrywide Delaware Trust
859	9.42%, 11/26/2035 ■Δ	582
	Wachovia Bank Commercial Mortgage Trust
1,000	4.50%, 10/15/2041	1,021
3,500	4.80%, 10/15/2041	3,763
1,000	5.25%, 12/15/2043	1,007
1,500	5.48%, 04/15/2047	1,583
1,631	5.62%, 05/15/2046	1,729
1,424	5.93%, 06/15/2049 Δ	1,454
	Washington Mutual, Inc.
14,337	7.00%, 11/23/2043 ⌂■►Ψ	509
	Wells Fargo Home Equity Trust
1,317	0.54%, 04/25/2034 Δ	1,120
		88,904
	Real Estate Investment Trust (REIT) - 0.3%
	Crest Clarendon Street
202	0.84%, 12/28/2017 ■Δ	197
	Extended Stay America Trust
1,878	2.95%, 11/05/2027 ■	1,868
		2,065
		153,680
Machinery Manufacturing - 0.2%
	Other General Purpose Machinery Manufacturing - 0.2%
	GE Equipment Small Ticket LLC
1,175	1.45%, 01/21/2018 ■	1,183

Transportation Equipment Manufacturing - 0.4%
	Railroad Rolling Stock Manufacturing - 0.4%
	GE Equipment Transportation LLC
3,000	0.77%, 10/21/2013	2,999

	Total asset & commercial mortgage backed securities
	(cost $155,882)	$157,862

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT - 0.1%
Finance and Insurance - 0.1%
	Monetary Authorities - Central Banks - 0.1%
	Deutsche Bank AG New York,
$1,000	1.05%, 1/18/2013 Δ	$999

	Total certificates of deposit
	(cost $1,000)	$999

CORPORATE BONDS - 55.0%
Accommodation and Food Services - 0.2%
	Traveler Accommodation - 0.2%
	MGM Mirage, Inc.
$1,145	11.13%, 11/15/2017	$1,300

Air Transportation - 0.1%
	Scheduled Air Transportation - 0.1%
	United Air Lines, Inc.
730	9.88%, 08/01/2013 ■	765

Arts, Entertainment and Recreation - 1.6%
	Cable and Other Subscription Programming - 1.1%
	DirecTV Holdings LLC
1,100	3.50%, 03/01/2016	1,145
2,000	4.75%, 10/01/2014	2,170
1,500	7.63%, 05/15/2016	1,605
	Echostar DBS Corp.
725	7.13%, 02/01/2016	770
	Time Warner Cable, Inc.
2,000	5.40%, 07/02/2012	2,059
	Virgin Media Finance plc
690	9.50%, 08/15/2016	770
		8,519
	Gambling Industries - 0.0%
	FireKeepers Development Authority
237	13.88%, 05/01/2015 ■	270

	Radio and Television Broadcasting - 0.5%
	NBC Universal Media LLC
2,000	2.10%, 04/01/2014	2,035
	XM Satellite Radio, Inc.
1,391	13.00%, 08/01/2013 ■	1,582
		3,617
		12,406
Beverage and Tobacco Product Manufacturing - 1.1%
	Beverage Manufacturing - 1.0%
	Anheuser-Busch InBev N.V
2,372	1.50%, 07/14/2014	2,406
1,000	5.38%, 11/15/2014	1,125
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,069
	Constellation Brands, Inc.
1,210	7.25%, 09/01/2016	1,323
	PepsiCo, Inc.
1,209	0.80%, 08/25/2014	1,206
		7,129
	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
500	7.75%, 02/06/2014	568

		7,697
Chemical Manufacturing - 1.4%
	Basic Chemical Manufacturing - 1.3%
	Airgas, Inc.
1,785	2.85%, 10/01/2013	1,825
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,135
	Export Development Canada
5,000	1.75%, 09/24/2012	5,063
	PPG Industries, Inc.
1,500	1.90%, 01/15/2016	1,490
		9,513
	Resin, Synthetic Rubber and Filaments Manufacturing - 0.1%
	Dow Chemical Co.
1,000	4.85%, 08/15/2012	1,030

		10,543
Computer and Electronic Product Manufacturing - 1.1%
	Communications Equipment Manufacturing - 0.2%
	Nextel Communications, Inc.
1,330	7.38%, 08/01/2015	1,270

	Computer and Peripheral Equipment Manufacturing - 0.6%
	Hewlett-Packard Co.
2,250	2.65%, 06/01/2016	2,285
385	2.95%, 08/15/2012	391
	Seagate Technology International
1,140	10.00%, 05/01/2014 ■	1,297
		3,973
	Navigational, Measuring and Control Instruments - 0.3%
	Lockheed Martin Corp.
1,805	2.13%, 09/15/2016	1,823
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012	1,015
		2,838
		8,081
Construction - 0.2%
	Residential Building Construction - 0.2%
	CRH America, Inc.
1,340	5.30%, 10/15/2013	1,399

Couriers and Messengers - 0.1%
	Couriers - 0.1%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,072

Electrical Equipment and Appliance Manufacturing - 0.3%
	Electrical Equipment Manufacturing - 0.3%
	General Electric Co.
2,000	5.00%, 02/01/2013	2,097

Finance and Insurance - 31.8%
	Captive Auto Finance - 2.1%
	American Honda Finance Corp.
5,200	3.50%, 03/16/2015 ■	5,446
	Ford Motor Credit Co.
3,158	3.875%, 01/15/2015	3,160
880	12.00%, 05/15/2015	1,104

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.0% - (continued)
Finance and Insurance - 31.8% - (continued)
	Captive Auto Finance - 2.1% - (continued)
	USAA Capital Corp.
$5,750	1.05%, 09/30/2014 ■	$5,755
		15,465
	Commercial Banking - 5.9%
	ANZ National Ltd.
2,000	2.38%, 12/21/2012 ■	2,023
	Banco Santander Brasil S.A
980	4.25%, 01/14/2016 ■	942
	Bank of Nova Scotia
3,000	2.15%, 08/03/2016 ■	3,033
3,000	2.25%, 01/22/2013	3,056
	Barclays Bank plc
1,000	2.50%, 01/23/2013	1,001
3,000	5.45%, 09/12/2012	3,085
	Commonwealth Bank of Australia
1,500	2.13%, 03/17/2014 ■	1,516
2,000	2.75%, 10/15/2012 ■	2,037
	Credit Suisse New York
1,000	1.36%, 01/14/2014 Δ	981
1,800	3.45%, 07/02/2012	1,828
1,000	5.00%, 05/15/2013	1,041
	HSBC Bank plc
1,000	1.20%, 01/17/2014 ■Δ	991
2,000	1.63%, 08/12/2013 ■	1,991
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,036
	Key Bank NA
2,000	4.95%, 09/15/2015	2,115
1,500	5.70%, 08/15/2012	1,553
1,000	5.80%, 07/01/2014	1,077
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,011
	National Australia Bank Ltd.
1,000	1.11%, 04/11/2014 ■Δ	996
1,000	2.35%, 11/16/2012 ■	1,015
	Nordea Bank AB
833	1.30%, 01/14/2014 ■Δ	836
1,404	2.50%, 11/13/2012 ■	1,419
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,030
	Santander Holdings USA
738	4.63%, 04/19/2016	727
	State Street Bank & Trust Co.
800	0.54%, 12/08/2015 Δ	759
	Svenska Handelsbanken AB
1,000	3.13%, 07/12/2016	1,018
1,000	4.88%, 06/10/2014 ■	1,062
	Union Bank NA
2,000	5.95%, 05/11/2016	2,155
	Westpac Banking Corp.
1,000	1.10%, 03/31/2014 ■Δ	1,003
1,000	2.10%, 08/02/2013	1,016
		44,353
	Depository Credit Banking - 6.2%
	Bank of America Corp.
4,000	1.85%, 01/30/2014 Δ	3,791
	Bank of Montreal
2,500	2.13%, 06/28/2013	2,555
	Bank of New York Mellon Corp.
363	4.30%, 05/15/2014	393
	BB&T Corp.
1,000	3.38%, 09/25/2013	1,039
2,000	3.85%, 07/27/2012	2,045
2,000	5.70%, 04/30/2014	2,197
	Canadian Imperial Bank of Commerce
2,000	1.45%, 09/13/2013	2,011
	Citigroup, Inc.
2,000	1.14%, 02/15/2013 Δ	1,966
2,479	3.95%, 06/15/2016	2,538
1,000	5.25%, 02/27/2012	1,011
837	6.38%, 08/12/2014	904
	Comerica, Inc.
1,000	3.00%, 09/16/2015	1,001
	Fifth Third Bank
2,000	0.40%, 05/17/2013 Δ	1,954
636	3.63%, 01/25/2016	652
1,000	4.75%, 02/01/2015	1,045
	HSBC Holdings plc
950	0.93%, 08/12/2013 ■Δ	942
2,000	5.25%, 12/12/2012	2,066
	PNC Funding Corp.
907	2.70%, 09/19/2016	918
3,000	3.63%, 02/08/2015	3,170
	SunTrust Banks, Inc.
2,500	0.67%, 04/01/2015 Δ	2,334
735	5.25%, 11/05/2012	758
	Toronto-Dominion Bank
3,488	1.38%, 07/14/2014	3,510
2,000	2.50%, 07/14/2016	2,047
	Wells Fargo & Co.
3,000	0.68%, 03/15/2016 Δ	2,688
500	2.13%, 06/15/2012	506
1,000	4.38%, 01/31/2013	1,040
	Wells Fargo Bank NA
1,000	0.50%, 05/16/2016 Δ	902
		45,983
	Insurance Carriers - 4.6%
	American International Group, Inc.
1,500	3.65%, 01/15/2014	1,475
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,545
	Berkshire Hathaway Finance Corp.
1,000	0.72%, 01/10/2014 Δ	998
1,500	4.00%, 04/15/2012	1,524
	Berkshire Hathaway, Inc.
2,000	0.99%, 08/15/2014 Δ	2,004
	CNA Financial Corp.
2,000	6.50%, 08/15/2016	2,169
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■	2,638
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,051
	Lincoln National Corp.
2,000	5.65%, 08/27/2012	2,069

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.0% - (continued)
Finance and Insurance - 31.8% - (continued)
	Insurance Carriers - 4.6% - (continued)
	MassMutual Global Funding
$1,500	0.86%, 09/27/2013 ■Δ	$1,506
1,000	3.63%, 07/16/2012 ■	1,019
	MetLife Global Funding I
2,000	1.14%, 01/10/2014 ■Δ	1,997
600	2.88%, 09/17/2012 ■	609
1,500	5.13%, 04/10/2013 - 06/10/2014 ■	1,592
	MetLife, Inc.
1,500	1.27%, 04/04/2014 ■Δ	1,496
1,000	1.52%, 08/06/2013 Δ	1,006
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,708
2,000	2.45%, 07/14/2016 ■	2,026
	Prudential Financial, Inc.
2,000	5.10%, 12/14/2011	2,007
2,000	6.20%, 01/15/2015	2,198
	UnitedHealth Group, Inc.
1,000	5.50%, 11/15/2012	1,047
		34,684
	International Trade Financing (Foreign Banks) - 2.4%
	Corpoacion Andina De Fomento
1,500	3.75%, 01/15/2016	1,505
1,000	5.20%, 05/21/2013	1,049
	International Bank for Reconstruction & Developmen
3,000	0.50%, 11/26/2013	3,001
	Kreditanstalt fuer Wiederaufbau
4,500	4.75%, 05/15/2012	4,603
	Royal Bank of Scotland plc
1,500	3.40%, 08/23/2013	1,490
1,000	3.95%, 09/21/2015	986
2,240	5.50%, 06/15/2012	2,289
	Standard Chartered plc
3,570	3.20%, 05/12/2016 ■	3,524
		18,447
	Monetary Authorities - Central Bank - 0.2%
	Lloyds Banking Group plc
1,500	4.38%, 01/12/2015 ■	1,504

	Nondepository Credit Banking - 3.4%
	Ally Financial, Inc.
1,230	7.50%, 12/31/2013	1,267
	American Express Co.
1,246	5.55%, 10/17/2012	1,299
	American Express Credit
2,000	2.80%, 09/19/2016	2,031
	Capital One Bank
4,841	6.50%, 06/13/2013	5,149
	CIT Group, Inc.
760	7.00%, 05/01/2016	761
	General Electric Capital Corp.
2,500	0.50%, 09/15/2014 Δ	2,430
3,000	1.01%, 04/07/2014 Δ	2,944
8,500	2.00%, 09/28/2012	8,646
		24,527
	Other Financial Investment Activities - 1.9%
	Allstate Life Global Funding Trust
1,000	5.38%, 04/30/2013	1,064
	Asciano Finance Ltd.
1,000	3.13%, 09/23/2015 ■	1,010
	BAE Systems Holdings, Inc.
2,000	6.40%, 12/15/2011 ■	2,012
	Blackrock, Inc.
3,000	2.25%, 12/10/2012	3,044
	LBI Escrow Corp.
1,066	8.00%, 11/01/2017	1,199
	TIAA Global Markets, Inc.
2,150	4.95%, 07/15/2013 ■	2,292
2,000	5.13%, 10/10/2012 ■	2,084
	Xstrata Finance Canada
2,000	5.50%, 11/16/2011 ■	2,003
		14,708
	Real Estate Investment Trust (REIT) - 0.2%
	Health Care REIT, Inc.
688	3.63%, 03/15/2016	672
	Host Marriott L.P.
730	6.75%, 06/01/2016	756
		1,428
	Securities and Commodity Contracts and Brokerage - 4.9%
	Goldman Sachs Group, Inc.
2,000	1.27%, 02/07/2014 Δ	1,913
1,279	3.63%, 02/07/2016	1,267
1,000	5.30%, 02/14/2012	1,012
243	6.00%, 05/01/2014	258
	JP Morgan Chase & Co.
3,000	0.67%, 06/13/2016 Δ	2,720
1,000	1.22%, 01/24/2014 Δ	993
15,000	2.13%, 06/22/2012	15,183
2,000	3.45%, 03/01/2016	2,044
1,500	4.65%, 06/01/2014	1,611
	Merrill Lynch & Co., Inc.
2,000	6.05%, 05/16/2016	1,969
	Morgan Stanley
1,500	2.02%, 01/24/2014 Δ	1,432
2,000	3.80%, 04/29/2016	1,935
1,000	4.20%, 11/20/2014	988
1,000	5.75%, 08/31/2012	1,016
	UBS AG Stamford CT
2,500	2.25%, 01/28/2014	2,491
		36,832
		237,931
Food Manufacturing - 0.8%
	Animal Slaughtering and Processing - 0.0%
	JBS USA LLC
483	11.63%, 05/01/2014	531

	Fruit, Vegetable Preserving and Specialty Food - 0.2%
	Smithfield Foods, Inc.
1,140	10.00%, 07/15/2014	1,325

	Grain and Oilseed Milling - 0.2%
	General Mills, Inc.
1,202	5.65%, 09/10/2012	1,250

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.0% - (continued)
Food Manufacturing - 0.8% - (continued)
	Sugar and Confectionery Product Manufacturing - 0.4%
	Wrigley Jr., William Co.
$2,300	2.45%, 06/28/2012 ■	$2,325
1,000	3.05%, 06/28/2013 ■	1,020
		3,345
		6,451
Health Care and Social Assistance - 1.7%
	Health and Personal Care Stores - 0.3%
	Express Scripts, Inc.
2,500	5.25%, 06/15/2012	2,563

	Medical Equipment and Supplies Manufacturing - 0.3%
	Carefusion Corp.
500	4.13%, 08/01/2012	510
	Covidien International Finance S.A
1,500	1.88%, 06/15/2013	1,524
		2,034
	Pharmaceutical and Medicine Manufacturing - 1.1%
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,821
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,176
	Glaxosmithkline Capital, Inc.
3,000	4.85%, 05/15/2013	3,196
	Novartis Capital Corp.
1,429	1.90%, 04/24/2013	1,461
	Valeant Pharmaceuticals International
790	6.50%, 07/15/2016 ■	790
		8,444
		13,041
Information - 3.0%
	Data Processing Services - 0.1%
	Affiliated Computer Services, Inc.
1,000	5.20%, 06/01/2015	1,074

	Software Publishers - 0.4%
	Microsoft Corp.
1,000	0.88%, 09/27/2013	1,010
	Oracle Corp.
2,355	4.95%, 04/15/2013	2,500
		3,510
	Telecommunications - Other - 0.1%
	Telefonica Emisiones SAU
1,000	0.59%, 02/04/2013 Δ	964

	Telecommunications - Wired Carriers - 1.2%
	AT&T, Inc.
3,725	2.40%, 08/15/2016	3,808
1,000	5.88%, 02/01/2012	1,013
	Deutsche Telekom International Finance B.V
2,000	3.13%, 04/11/2016 ■	2,043
	Videotron Ltee
1,195	9.13%, 04/15/2018	1,314
		8,178
	Telecommunications - Wireless Carriers - 0.3%
	America Movil S.A. de C.V
1,200	2.38%, 09/08/2016	1,198

	Vodafone Group plc
1,000	5.35%, 02/27/2012	1,015
		2,213
	Wireless Communications Services - 0.9%
	Cellco Part - Verizon Wireless Capital
1,500	5.25%, 02/01/2012	1,516
	Cingular Wireless Services, Inc.
1,000	8.13%, 05/01/2012	1,037
	Verizon Communications, Inc.
1,500	0.97%, 03/28/2014 Δ	1,506
450	4.35%, 02/15/2013	470
	Verizon Global Funding Corp.
1,046	7.38%, 09/01/2012	1,102
	Verizon Virginia, Inc.
1,000	4.63%, 03/15/2013	1,043
		6,674
		22,613
Machinery Manufacturing - 0.4%
	Agriculture, Construction, Mining and Machinery - 0.4%
	Case New Holland, Inc.
1,240	7.75%, 09/01/2013	1,321
	Ingersoll-Rand Global Holding Co.
1,385	6.00%, 08/15/2013	1,490
		2,811
Mining - 1.6%
	Metal Ore Mining - 0.9%
	Codelco, Inc.
2,000	6.38%, 11/30/2012 ■	2,101
	Inco Ltd.
1,000	7.75%, 05/15/2012	1,031
	Rio Tinto Finance USA Ltd.
1,295	2.25%, 09/20/2016	1,321
2,400	8.95%, 05/01/2014	2,844
		7,297
	Nonmetallic Mineral Mining and Quarrying - 0.7%
	BHP Billiton Finance USA Ltd.
2,500	6.75%, 11/01/2013	2,777
	Vale Overseas Ltd.
1,720	6.25%, 01/23/2017	1,929
		4,706
		12,003
Miscellaneous Manufacturing - 0.5%
	Aerospace Product and Parts Manufacturing - 0.5%
	Honeywell International, Inc.
1,092	4.25%, 03/01/2013	1,144
	Textron, Inc.
1,500	4.63%, 09/21/2016	1,531
	United Technologies Corp.
987	6.10%, 05/15/2012	1,015
		3,690
Motor Vehicle and Parts Manufacturing - 0.7%
	Motor Vehicle Manufacturing - 0.7%
	Daimler Finance NA LLC
3,800	1.88%, 09/15/2014 ■	3,762
	DaimlerChrysler NA Holdings Corp.
1,000	6.50%, 11/15/2013	1,096
		4,858

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.0% - (continued)
Petroleum and Coal Products Manufacturing - 4.0%
	Natural Gas Distribution - 0.3%
	Consumers Energy Co.
$1,000	5.38%, 04/15/2013	$1,060
	Regency Energy Partners L.P.
1,364	9.38%, 06/01/2016	1,514
		2,574
	Oil and Gas Extraction - 2.1%
	BP Capital Markets plc
2,286	3.75%, 06/17/2013	2,371
	Chesapeake Energy Corp.
660	9.50%, 02/15/2015	756
	Devon Energy Corp.
3,100	2.40%, 07/15/2016	3,170
	Husky Energy, Inc.
2,500	6.25%, 06/15/2012	2,577
	Petrobras International Finance Co.
1,100	3.88%, 01/27/2016	1,126
	Plains Exploration & Production Co.
685	10.00%, 03/01/2016	760
	Shell International Finance B.V
2,000	0.70%, 06/22/2012 Δ	2,005
1,000	4.00%, 03/21/2014	1,081
	Statoilhydro ASA
391	3.88%, 04/15/2014	419
	Total Capital Canada Ltd.
606	0.78%, 01/17/2014 Δ	608
	XTO Energy, Inc.
1,000	7.50%, 04/15/2012	1,030
		15,903
	Petroleum and Coal Products Manufacturing - 1.2%
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,101
	Hess Corp.
500	7.00%, 02/15/2014	559
	Motiva Enterprises LLC
496	5.20%, 09/15/2012 ■	510
	Schlumberger Investment
2,000	0.30%, 09/12/2014 ■Δ	2,003
	Schlumberger Norge AS
1,400	1.95%, 09/14/2016 ■	1,404
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,578
1,520	6.88%, 04/15/2012	1,560
		8,715
	Support Activities For Mining - 0.4%
	Transocean, Inc.
3,000	1.50%, 12/15/2037 ۞	2,914

		30,106
Pipeline Transportation - 0.7%
	Pipeline Transportation of Natural Gas - 0.7%
	Enterprise Products Operating L.P.
4,000	5.65%, 04/01/2013	4,228
	Kinder Morgan Energy Partners L.P.
790	3.50%, 03/01/2016	826
		5,054
Primary Metal Manufacturing - 0.4%
	Iron, Steel Mills and Ferroalloy Manufacturing - 0.4%
	ArcelorMittal
280	3.75%, 03/01/2016	276
1,228	5.38%, 06/01/2013	1,280
1,000	9.00%, 02/15/2015	1,170
		2,726
Professional, Scientific and Technical Services - 0.1%
	Computer Systems Design and Related Services - 0.1%
	IBM Corp.
970	1.95%, 07/22/2016	994

Rail Transportation - 0.1%
	Rail Transportation - 0.1%
	Union Pacific Corp.
1,000	6.13%, 01/15/2012	1,010

Real Estate, Rental and Leasing - 0.7%
	Automotive Equipment Rental and Leasing - 0.1%
	Ryder System, Inc.
1,070	3.15%, 03/02/2015	1,087

	General Rental Centers - 0.4%
	ERAC USA Finance Co.
1,175	2.75%, 07/01/2013 ■	1,188
1,388	5.80%, 10/15/2012 ■	1,442
		2,630
	Industrial Machinery, Equipment Rental and Leasing - 0.2%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,582

		5,299
Retail Trade - 0.4%
	Grocery Stores - 0.1%
	Kroger Co.
1,035	6.75%, 04/15/2012	1,062

	Other General Merchandise Stores - 0.2%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,062

	Other Motor Vehicle Dealers - 0.1%
	Harley-Davidson Financial Services, Inc.
810	3.88%, 03/15/2016 ■	831

		2,955
Transportation Equipment Manufacturing - 0.4%
	Ship and Boat Building - 0.4%
	General Dynamics Corp.
1,000	1.38%, 01/15/2015	1,006
1,760	2.25%, 07/15/2016	1,804
		2,810
Utilities - 1.6%
	Electric Generation, Transmission and Distribution - 1.6%
	Columbus Southern Power Co.
2,000	0.75%, 03/16/2012 Δ	2,000
	Pacific Gas and Electric
2,295	6.25%, 12/01/2013	2,527

The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS - 55.0% - (continued)
Utilities - 1.6% - (continued)
	Electric Generation, Transmission and Distribution - 1.6% - (continued)
	PSEG Power LLC
$714	2.50%, 04/15/2013	$723
	Southern California Edison Co.
4,400	0.84%, 09/15/2014 Δ	4,406
	Virginia Electric & Power Co.
2,050	4.75%, 03/01/2013	2,156
		11,812
	Total corporate bonds
	(cost $408,123)	$411,524

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
	Canada - 0.4%
	Ontario (Province of)
$1,000	0.75%, 05/22/2012 Δ	$1,003
2,000	1.88%, 11/19/2012	2,027
		3,030
	Total foreign government obligations
	(cost $2,996)	$3,030

SENIOR FLOATING RATE INTERESTS♦ - 18.1%
Accommodation and Food Services - 0.4%
	Traveler Accommodation - 0.4%
	Las Vegas Sands LLC, Extended Delayed Draw Term Loan
$500	2.84%, 11/23/2016 ±	$480
	Las Vegas Sands LLC, Extended Term Loan
2,485	2.84%, 11/23/2016 ±	2,391
		2,871
Administrative Waste Management and Remediation - 1.0%
	Business Support Services - 0.6%
	InVentiv Health, Inc., 1st Lien Consolidated Term Loan
497	6.50%, 08/04/2016 ±	484
	InVentiv Health, Inc., Term Loan B2
1,197	6.75%, 05/15/2018 ±	1,182
	TransUnion LLC
2,761	4.75%, 02/10/2018 ±	2,739
		4,405
	Facilities Support Services - 0.4%
	Affinion Group, Inc., Tranche B Term Loan
3,727	5.00%, 10/09/2016 ±	3,422

		7,827
Air Transportation - 0.8%
	Scheduled Air Transportation - 0.8%
	AWAS Aviation Holdings LLC
367	5.25%, 05/12/2016 ±	367
	Delta Air Lines, Inc., New Term Loan
1,085	4.25%, 03/07/2016 ±	1,029
	Delta Air Lines, Inc., Term Loan
2,064	5.50%, 04/14/2017 ±	2,005
	United Air Lines, Inc.
2,934	2.25%, 02/01/2014 ±	2,832
		6,233
Arts, Entertainment and Recreation - 1.9%
	Amusement Parks and Arcades - 0.5%
	Busch Entertainment Corp.
1,930	3.00%, 02/17/2016 ±	1,896
1,881	4.00%, 08/17/2017 ±	1,867
		3,763
	Gambling Industries - 0.3%
	Venetian Macau Ltd., Term Loan
1,256	4.75%, 05/25/2013 ±	1,251
	Venetian Macau Ltd., Term Loan B Delayed Draw
725	4.75%, 05/25/2012 ±	722
		1,973
	Newspaper, Periodical, Book and Database Publisher - 0.2%
	Cenveo, Inc.
1,662	6.25%, 12/21/2016 ±	1,630

	Other Amusement and Recreation Industries - 0.4%
	Clubcorp Club Operations, Inc.
2,978	6.00%, 11/30/2016 ±	2,946

	Radio and Television Broadcasting - 0.5%
	Cumulus Media, Inc., Term Loan B
3,840	5.75%, 09/17/2018 ±	3,792

		14,104
Chemical Manufacturing - 0.5%
	Basic Chemical Manufacturing - 0.5%
	Huntsman International LLC, Extended Term Loan B
1,463	2.80%, 04/19/2017 ±	1,407
	Huntsman International LLC, Term Loan B
537	1.83%, 04/19/2014 ±	519
	Huntsman International LLC, Term Loan C
1,806	2.52%, 06/30/2016 ±	1,732
		3,658
Computer and Electronic Product Manufacturing - 0.4%
	Semiconductor, Electronic Components - 0.4%
	Sensata Technologies B.V
2,993	4.00%, 05/12/2018 ±	2,974

Finance and Insurance - 0.3%
	Captive Auto Finance - 0.3%
	Chrysler Group LLC
2,493	6.00%, 05/24/2017 ±	2,337

Food Manufacturing - 1.1%
	Animal Slaughter & Processing - 0.4%
	JBS USA LLC
2,926	4.25%, 05/31/2018 ±	2,868

	Dairy Product Manufacturing - 0.2%
	Dean Foods Co.
1,948	3.25%, 04/02/2014 ±	1,904

	Fruit, Vegetable Preserving and Specialty Food - 0.5%
	Dole Food Co., Inc., Term Loan B2
1,164	5.05%, 07/08/2018 ±	1,160

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 18.1% - (continued)
Food Manufacturing - 1.1% - (continued)
	Fruit, Vegetable Preserving and Specialty Food - 0.5% - (continued)
	Dole Food Co., Inc., Term Loan C2
$2,162	5.03%, 07/08/2018 ±	$2,154
		3,314
		8,086
Food Services - 0.4%
	Full-Service Restaurants - 0.4%
	Aramark Corp.
2,815	3.25%, 07/26/2016 ±	2,775
185	3.46%, 07/26/2016 ±	183
		2,958
Health Care and Social Assistance - 3.0%
	General Medical and Surgical Hospitals - 0.5%
	Community Health Systems, Inc., Extended Term Loan
2,468	3.82%, 01/25/2017 ±	2,392
	HCA, Inc., Tranche B-2 Term Loan
1,606	3.62%, 03/31/2017 ±	1,555
	HCA, Inc., Tranche B-3 Term Loan
294	3.62%, 05/01/2018 ±	284
		4,231
	Medical Equipment and Supplies Manufacturing - 0.4%
	DJO Finance LLC
1,968	3.25%, 04/07/2013 ±	1,895
	MedAssets, Inc.
1,371	5.25%, 11/16/2016 ±	1,357
		3,252
	Nursing Care Facilities - 0.2%
	Kindred HealthCare, Inc.
1,496	5.25%, 06/01/2018 ±	1,405

	Other Residential Care Facilities - 0.5%
	Vanguard Health Holdings Co. II LLC
3,500	5.00%, 01/29/2016 ±☼	3,464

	Pharmaceutical and Medicine Manufacturing - 1.1%
	Alere, Inc.
2,760	4.50%, 06/27/2017 ±	2,704
	Immucor, Inc.
2,250	7.25%, 08/17/2018 ±	2,258
	NBTY, Inc.
2,851	4.25%, 10/01/2017 ±☼	2,840
	Warner Chilcott Corp., Term Loan A
264	3.75%, 03/14/2016 ±	259
		8,061
	Scientific Research and Development Services - 0.3%
	IMS Health, Inc.
1,990	4.50%, 08/26/2017 ±	1,976

		22,389
Information - 3.1%
	Cable and Other Program Distribution - 1.2%
	Charter Communications Operating LLC, Term C Loan Extended
2,811	3.62%, 09/06/2016 ±	2,782
	Mediacom Broadband LLC, Tranche F Term Loan
2,079	4.50%, 10/23/2017 ±	2,025
	TWCC Holding Corp.
$2,587	4.25%, 02/11/2017 ±	$2,586
	UPC Financing Partnership
2,000	1.99%, 12/31/2014 ±	1,903
		9,296
	Data Processing Services - 0.6%
	Fifth Third Processing Solutions LLC
2,978	4.50%, 11/03/2016 ±	2,963
	NDS Group plc
1,493	4.00%, 03/12/2018 ±	1,451
		4,414
	Satellite Telecommunications - 0.4%
	Intelsat Jackson Holdings Ltd.
2,990	5.25%, 04/02/2018 ±	2,964

	Software Publishers - 0.2%
	Emdeon, Inc.
1,607	5.50%, 10/14/2018 ◊☼	1,612

	Telecommunications - Other - 0.3%
	West Corp., Term Loan B-2
2,000	2.75%, 10/24/2013 ±	1,970

	Telecommunications - Wireless Carriers - 0.4%
	Metro PCS Wireless, Inc., Tranche B-2 Term Loan
2,969	4.07%, 11/03/2016 ±	2,936

		23,192
Motor Vehicle and Parts Manufacturing - 0.5%
	Motor Vehicle and Parts Manufacturing - 0.5%
	Pinafore LLC
3,563	4.25%, 09/29/2016 ±	3,553

Petroleum and Coal Products Manufacturing - 0.4%
	Support Activities For Mining - 0.4%
	Walter Energy, Inc.
2,681	4.00%, 02/28/2018 ±	2,669

Primary Metal Manufacturing - 0.4%
	Alumina and Aluminum Production and Processing - 0.4%
	Novelis, Inc.
3,345	3.75%, 03/10/2017 ±	3,314

Professional, Scientific and Technical Services - 1.2%
	Professional Services - Computer Sys Design and Related - 0.7%
	Moneygram International, Inc.
1,308	4.50%, 10/15/2017 ±	1,295
	SunGard Data Systems, Inc., Extended Term Loan
1,956	3.90%, 02/28/2016 ±	1,933
	SunGard Data Systems, Inc., U.S. Term Loan
2,000	1.99%, 02/28/2014 ±	1,959
		5,187

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS♦ - 18.1% - (continued)
Professional, Scientific and Technical Services - 1.2% - (continued)
	Professional, Scientific and Technical Service Other - 0.5%
	Fidelity National Information Solutions, Inc.
$3,600	1.24%, 01/28/2012 ±	$3,571

		8,758
Real Estate, Rental and Leasing - 0.3%
	Activities Related To Real Estate - 0.3%
	LNR Properties Corp.
2,296	4.75%, 04/01/2016 ±	2,266

Retail Trade - 0.4%
	Department Stores - 0.4%
	Neiman Marcus Group, Inc.
3,390	4.75%, 05/16/2018 ±	3,300

Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Yankee Candle Co.
3,000	2.25%, 02/06/2014 ±	2,929

Truck Transportation - 0.4%
	Freight Trucking - General - 0.4%
	Swift Transportation Co., Inc.
2,777	6.00%, 12/21/2016 ±	2,771

Utilities - 0.8%
	Electric Generation, Transmission and Distribution - 0.8%
	AES Corp.
2,985	4.25%, 05/28/2018 ±☼	2,977
	NRG Energy, Inc.
1,726	4.00%, 05/08/2018 ±	1,724
	TPF Generation Holdings LLC, Letter of Credit
554	2.37%, 12/15/2013 ±	528
	TPF Generation Holdings LLC, Revolver
174	2.37%, 12/15/2011 ±	166
	TPF Generation Holdings LLC, Term Loan
949	2.37%, 12/15/2013 ±	903
		6,298
Wholesale Trade - 0.4%
	Grocery and Related Products - 0.4%
	Reynolds Consumer Products, Inc.
3,179	6.50%, 02/09/2018 ±	3,156

	Total senior floating rate interests
	(cost $137,547)	$135,643

U.S. GOVERNMENT AGENCIES - 0.4%
	Federal Home Loan Mortgage Corporation - 0.2%
$12,881	1.68%, 07/25/2021 ☼►	$1,452

	Government National Mortgage Association - 0.2%
949	6.50%, 05/16/2031		1,094

	Total U.S. government agencies
	(cost $2,437)		$2,546

U.S. GOVERNMENT SECURITIES - 3.6%
U.S. Treasury Securities - 3.6%
	U.S. Treasury Notes - 3.6%
$15,051	0.75%, 05/31/2012		$15,108
2,007	0.88%, 02/29/2012		2,013
10,000	1.00%, 04/30/2012 ‡		10,045
			27,166
	Total U.S. government securities
	(cost $27,045)		$27,166

	Total long-term investments
	(cost $735,030)		$738,770

SHORT-TERM INVESTMENTS - 2.2%
Investment Pools and Funds - 0.0%
181	JP Morgan U.S. Government Money Market Fund		$181

Repurchase Agreements - 2.2%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,960,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $3,019)
$2,960	0.08%, 10/31/2011		2,960
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $5,481,
	collateralized by U.S. Treasury Note 0.13%
	- 0.38%, 2012 - 2013, value of $5,590)
5,481	0.05%, 10/31/2011		5,481
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $5,829,
	collateralized by U.S. Treasury Note 1.50%
	- 4.25%, 2013 - 2016, value of $5,945)
5,828	0.07%, 10/31/2011		5,828
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,688,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $1,722)
1,688	0.08%, 10/31/2011		1,688
			15,957
	Total short-term investments
	(cost $16,138)		$16,138

	Total investments
	(cost $751,168) ▲	100.9%	$754,908
	Other assets and liabilities	(0.9)%	(6,386)
	Total net assets	100.0%	$748,522

The accompanying notes are an integral part of these financial statements.

14

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 19.6% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $751,213 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,887
Unrealized Depreciation	(6,192)
Net Unrealized Appreciation	$3,695

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $132,748, which represents 17.7% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $8,485.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2005	$33,615	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	$102
12/2004	$13,803	Bear Stearns Commercial Mortgage Securities, Inc., 15.00%, 11/11/2041	93
11/2004	$9,593	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	43
03/2005	$13,994	Merrill Lynch Mortgage Trust, 15.00%, 09/12/2042	24
04/2007	$13	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	13
03/2007	$108	Renaissance Home Equity Loan Trust, 0.00%, 04/25/2037 - 144A	108
11/2006	$14,337	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	388

At October 31, 2011, the aggregate value of these securities was $819, which represents 0.1% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$157,862	$–	$144,789	$13,073
Certificates of Deposit	999	–	999	–
Corporate Bonds	411,524	–	408,523	3,001
Foreign Government Obligations	3,030	–	3,030	–
Senior Floating Rate Interests	135,643	–	135,643	–
U.S. Government Agencies	2,546	–	1,094	1,452
U.S. Government Securities	27,166	–	27,166	–
Short-Term Investments	16,138	181	15,957	–
Total	$754,908	$181	$737,201	$17,526

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$12,294	$(148)	$2,550	†	$(479)	$3,563	$(3,265)	$—	$(1,444)	$13,071
Corporate Bonds	4,000	—	2	‡	—	2,999	—	—	(4,000)	3,001
U.S. Government Agencies	—	—	—	§	—	1,452	—	—	—	1,452
Total	$16,294	$(148)	$2,552		$(479)	$8,014	$(3,265)	$—	$(5,444)	$17,524

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $1,635.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $2.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $ —-.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $751,168)	$754,908
Receivables:
Investment securities sold	1,854
Fund shares sold	3,756
Dividends and interest	5,154
Other assets	167
Total assets	765,839
Liabilities:
Bank overdraft -- U.S. Dollars	—
Payables:
Investment securities purchased	12,634
Fund shares redeemed	4,362
Investment management fees	62
Dividends	115
Administrative fees	—
Distribution fees	42
Accrued expenses	69
Other liabilities	33
Total liabilities	17,317
Net assets	$748,522
Summary of Net Assets:
Capital stock and paid-in-capital	$750,371
Accumulated undistributed net investment income	122
Accumulated net realized loss on investments	(5,711)
Unrealized appreciation of investments	3,740
Net assets	$748,522

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.83/$10.03
Shares outstanding	28,418
Net assets	$279,232
Class B: Net asset value per share	$9.82
Shares outstanding	973
Net assets	$9,558
Class C: b	$9.83
Shares outstanding	14,344
Net assets	$140,933
Class I: Net asset value per share	$9.84
Shares outstanding	8,973
Net assets	$88,321
Class R3: Net asset value per share	$9.81
Shares outstanding	10
Net assets	$101
Class R4: Net asset value per share	$9.81
Shares outstanding	10
Net assets	$101
Class R5: Net asset value per share	$9.81
Shares outstanding	10
Net assets	$101
Class Y: Net asset value per share	$9.80
Shares outstanding	23,478
Net assets	$230,175

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$—
Interest	18,090
Total investment income	18,090

Expenses:
Investment management fees	2,676
Administrative services fees	—
Transfer agent fees	383
Distribution fees
Class A	572
Class B	38
Class C	1,157
Class R3	—
Class R4	—
Custodian fees	7
Accounting services fees	109
Registration and filing fees	152
Board of Directors' fees	11
Audit fees	18
Other expenses	98
Total expenses (before waivers)	5,221
Expense waivers	(31)
Total waivers	(31)
Total expenses, net	5,190
Net Investment Income	12,900
Net Realized Loss on Investments:
Net realized loss on investments in securities	(376)
Net realized gain on futures	—
Net Realized Loss on Investments	(376)
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(3,072)
Net Changes in Unrealized Depreciation of Investments	(3,072)
Net Loss on Investments	(3,448)
Net Increase in Net Assets Resulting from Operations	$9,452

The accompanying notes are an integral part of these financial statements.

18

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$12,900	$9,174
Net realized loss on investments	(376)	(310)
Net unrealized appreciation (depreciation) of investments	(3,072)	9,957
Net Increase In Net Assets Resulting From Operations	9,452	18,821
Distributions to Shareholders:
From net investment income
Class A	(4,866)	(4,463)
Class B	(201)	(184)
Class C	(1,624)	(1,489)
Class I	(1,299)	(130)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	(4,982)	(2,966)
Total distributions	(12,972)	(9,232)
Capital Share Transactions:
Class A	72,380	78,335
Class B	(1,191)	1,217
Class C	36,505	50,063
Class I	61,883	26,622
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	91,834	42,918
Net increase from capital share transactions	261,711	199,155
Proceeds from regulatory settlements	—	3
Net Increase In Net Assets	258,191	208,747
Net Assets:
Beginning of period	490,331	281,584
End of period	$748,522	$490,331
Accumulated undistributed (distribution in excess of) net investment income (loss)	$122	$107

The accompanying notes are an integral part of these financial statements.

19

The Hartford Short Duration Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

20

the security as determined in good faith under policies and procedures established by and under the supervision of the Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts

22

(“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.           Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. As of October 31, 2011, the Fund had no outstanding futures contracts.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:
Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

24

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$12,927	$9,223

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$246
Accumulated Capital Losses *	(5,666)
Unrealized Appreciation †	3,695
Total Accumulated Deficit	$(1,725)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$87
Accumulated Net Realized Gain (Loss) on Investments	134
Capital Stock and Paid-In-Capital	(221)

26

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2012	$295
2013	977
2014	731
2015	162
2016	752
2017	1,988
2018	343
2019	418
Total	$5,666

As of 10/31/2011, the Fund had $221 in expired capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

27

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B*	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	1.15%	0.85%	0.55%	0.55%

*	Due to the 0.75% waiver of Class B Distribution and Service Plan (12b-1) fees effective January 1, 2011, the limit on net operating expenses attributable to Class B shares are 0.85%.

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $720 and contingent deferred sales charges of $138 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder

28

used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $43.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$580,564
Sales Proceeds Excluding U.S. Government Obligations	296,092
Sales Proceeds for U.S. Government Obligations	8,000

29

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	26,246	450	(19,377)	—	7,319	21,099	403	(13,453)	—	8,049
Amount	$258,610	$4,433	$(190,663)	$—	$72,380	$205,995	$3,934	$(131,594)	$—	$78,335
Class B
Shares	311	17	(449)	—	(121)	514	16	(405)	—	125
Amount	$3,061	$173	$(4,425)	$—	$(1,191)	$5,009	$159	$(3,951)	$—	$1,217
Class C
Shares	10,111	138	(6,545)	—	3,704	8,520	119	(3,498)	—	5,141
Amount	$99,535	$1,361	$(64,391)	$—	$36,505	$83,098	$1,161	$(34,196)	$—	$50,063
Class I
Shares	13,744	84	(7,561)	—	6,267	3,162	6	(462)	—	2,706
Amount	$135,590	$829	$(74,536)	$—	$61,883	$31,110	$66	$(4,554)	$—	$26,622
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	10,429	506	(1,603)	—	9,332	6,615	303	(2,539)	—	4,379
Amount	$102,539	$4,982	$(15,687)	$—	$91,834	$64,672	$2,957	$(24,711)	$—	$42,918
Total
Shares	60,871	1,195	(35,535)	—	26,531	39,910	847	(20,357)	—	20,400
Amount	$599,635	$11,778	$(349,702)	$—	$261,711	$389,884	$8,277	$(199,006)	$—	$199,155

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	61	$602
For the Year Ended October 31, 2010	86	$840

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $3, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

30

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

31

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$9.87	$0.21	$–	$(0.04)	$0.17	$(0.21)	$–	$–	$(0.21)	$(0.04)	$9.83
B	9.87	0.20	–	(0.05)	0.15	(0.20)	–	–	(0.20)	(0.05)	9.82
C	9.87	0.14	–	(0.04)	0.10	(0.14)	–	–	(0.14)	(0.04)	9.83
I	9.89	0.24	–	(0.05)	0.19	(0.24)	–	–	(0.24)	(0.05)	9.84
R3(D)	9.73	0.01	–	0.08	0.09	(0.01)	–	–	(0.01)	0.08	9.81
R4(D)	9.73	0.02	–	0.08	0.10	(0.02)	–	–	(0.02)	0.08	9.81
R5(D)	9.73	0.02	–	0.08	0.10	(0.02)	–	–	(0.02)	0.08	9.81
Y	9.85	0.24	–	(0.04)	0.20	(0.25)	–	–	(0.25)	(0.05)	9.80

For the Year Ended October 31, 2010
A	9.62	0.25	–	0.26	0.51	(0.26)	–	–	(0.26)	0.25	9.87
B	9.62	0.18	–	0.25	0.43	(0.18)	–	–	(0.18)	0.25	9.87
C	9.62	0.18	–	0.26	0.44	(0.19)	–	–	(0.19)	0.25	9.87
I(G)	9.74	0.18	–	0.15	0.33	(0.18)	–	–	(0.18)	0.15	9.89
Y	9.60	0.29	–	0.25	0.54	(0.29)	–	–	(0.29)	0.25	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	–	0.41	0.74	(0.33)	–	–	(0.33)	0.41	9.62
B	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
C	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
Y	9.19	0.36	–	0.41	0.77	(0.36)	–	–	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on September 30, 2011.
(E)	Not annualized.
(F)	Annualized.
(G)	Commenced operations on February 26, 2010.

32

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

1.77%		$279,232	0.86%		0.85%		0.85%		2.13%		55%
1.54		9,558	1.09		0.98		0.98		2.01		–
1.02		140,933	1.59		1.59		1.59		1.39		–
1.97		88,321	0.56		0.56		0.56		2.41		–
0.96	(E)	101	1.27	(F)	1.15	(F)	1.15	(F)	1.70	(F)	–
0.98	(E)	101	0.97	(F)	0.85	(F)	0.85	(F)	1.99	(F)	–
1.01	(E)	101	0.67	(F)	0.55	(F)	0.55	(F)	2.28	(F)	–
2.02		230,175	0.51		0.51		0.51		2.48		–

5.33		208,313	0.87		0.87		0.87		2.55		66
4.51		10,799	1.73		1.65		1.65		1.80		–
4.56		105,060	1.60		1.60		1.60		1.79		–
3.42	(E)	26,765	0.58	(F)	0.58	(F)	0.58	(F)	2.49	(F)	–
5.71		139,394	0.52		0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		0.90		3.50		56
7.42		9,322	1.80		1.65		1.65		2.78		–
7.42		52,909	1.65		1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		0.90		3.78		73
(3.33)		5,846	1.84		1.65		1.65		3.06		–
(3.33)		26,738	1.69		1.65		1.65		3.03		–
(2.40)		107,669	0.58		0.58		0.58		4.11		–

3.80		34,606	1.04		0.90		0.90		4.49		68
2.91		6,349	1.90		1.65		1.65		3.73		–
2.91		22,322	1.77		1.65		1.65		3.74		–
4.08		142,224	0.64		0.64		0.64		4.75		–

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

34

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

35

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

36

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Short Duration Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

38

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.30	$4.29	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class B	$1,000.00	$1,001.30	$4.29	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class C	$1,000.00	$998.60	$8.03	$1,000.00	$1,017.17	$8.11	1.59	184	365
Class I	$1,000.00	$1,002.80	$2.84	$1,000.00	$1,022.37	$2.87	0.56	184	365
Class R3*	$1,000.00	$1,003.50	$0.98	$1,000.00	$1,003.27	$0.98	1.15	31	365
Class R4*	$1,000.00	$1,003.80	$0.72	$1,000.00	$1,003.52	$0.72	0.85	31	365
Class R5*	$1,000.00	$1,004.10	$0.47	$1,000.00	$1,003.78	$0.47	0.55	31	365
Class Y	$1,000.00	$1,003.10	$2.58	$1,000.00	$1,022.63	$2.60	0.51	184	365

*  Commenced operations on September 30, 2011.

39

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Short Duration Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also considered the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board also considered the Fund’s recent investment strategy change. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

41

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

42

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SD11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Small Company A#	10.01%	1.92%	7.05%
Small Company A##	3.96%	0.77%	6.45%
Small Company B#	9.18%	1.26%	NA*
Small Company B##	4.18%	0.93%	NA*
Small Company C#	9.21%	1.16%	6.27%
Small Company C##	8.21%	1.16%	6.27%
Small Company I#	10.35%	2.19%	7.20%
Small Company R3#	9.86%	1.70%	7.19%
Small Company R4#	10.16%	2.02%	7.36%
Small Company R5#	10.48%	2.29%	7.50%
Small Company Y#	10.57%	2.43%	7.57%
Russell 2000 Growth Index	9.84%	2.68%	6.04%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small Company Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA
Senior Vice President	Senior Vice President	Senior Vice President

Mario E. Abularach, CFA	Mammen Chally, CFA
Vice President and Equity Research Analyst	Vice President

How did the Fund perform?
The Class A shares of The Hartford Small Company Fund returned 10.01%, before sales charges, for the twelve-month period ended October 31, 2011, outperforming its benchmark, the Russell 2000 Growth Index which returned 9.84% for the same period. The Fund also outperformed the 9.37% return of the average fund in the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of volatility. During the first half of the period, equities moved higher as economic releases at the time seemed to support a U.S. recovery. After a flat second quarter, equity markets declined in a highly volatile third quarter due to escalating global growth concerns, challenges in Europe, and mixed economic data. Risk aversion was amplified in this time period as political brinksmanship over an increase in the U.S. debt ceiling caused Standard & Poor’s to downgrade U.S. long-term government debt. Following the difficult third quarter, equity markets surged ahead in October, breaking a string of five consecutive monthly losses for the S&P 500 Index. Solid corporate earnings reports, generally better-than-expected economic data, and renewed hopes for a solution to the euro zone crisis boosted investors enthusiasm for stocks.

In this environment, small-cap, mid-cap and large-cap stocks all registered positive returns over the twelve-month period, as measured by the Russell 2000 (+7%), S&P MidCap 400 (+9%) and S&P 500 (+8%) Indices, respectively. Nine of ten sectors within the Russell 2000 Growth Index increased during the period. The Consumer Staples (+28%), Energy (+21%), and Health Care (+12%) sectors gained the most while Materials (-5%) was the only sector to post a negative return.

The Fund outperformed its benchmark during the period due to strong stock selection primarily in Health Care, Consumer Discretionary, and Consumer Staples. This more than offset weak selection in Industrials and Information Technology. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, was modestly positive during the period. In particular, an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Materials added to relative performance (i.e. performance of the Fund as measured against the benchmark).

Top contributors to relative performance during the period included Green Mountain Coffee (Consumer Staples), Tempur-Pedic International (Consumer Discretionary), and Regeneron Pharmaceuticals (Health Care). Shares of Green Mountain Coffee, a specialty coffee and brewing systems company, soared as core results topped expectations and management raised guidance amid strong sales growth of the firms’ Keurig single serving products. Sharp declines in the stock during the month of October were not enough to offset strong performance earlier in the period. Shares of Tempur-Pedic International, a leading global manufacturer of premium mattresses and pillows, rose as sales and profits exceeded expectations and the firm made progress in enhancing its product range and consumer marketing efforts. Shares of Regeneron, a biopharmaceutical company, rose during the period as expectations for the success of Eylea, its drug for macular degeneration treatment, increased. Additionally, Pharmasset (Health Care) was among the top contributors to absolute (i.e. total return) performance.

Stocks that detracted the most from relative returns during the period were James River Coal (Energy), Demand Media (Information Technology), and QuinStreet (Information Technology). James River Coal, a thermal and metallurgical coal producer, declined over the period as lower production, higher costs, and concerns about slowing macroeconomic growth pressured the shares. Shares of online news and content provider Demand Media declined after a report that the company’s flagship website had seen its exposure on Google’s search engine fall sharply. Shares of QuinStreet, an internet marketing and media firm, declined after the company forecasted weaker-than-expected revenue and growth for fiscal year 2012. Additionally, Meritor (Industrials) was among the top detractors from absolute performance.

3

The Hartford Small Company Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
During the period, we increased our exposure to Consumer Discretionary names while reducing our exposure in Financials and Industrials. As always, sector weights as well as other characteristics of the Fund are an outcome of the decisions made on a bottom-up, stock-by-stock basis.

At the end of the period, we were most overweight (i.e. the Fund’s sector position was greater than the benchmark position) Consumer Discretionary, Industrials, and Information Technology, and most underweight Financials, Health Care, and Materials.

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	2.4
Capital Goods (Industrials)	9.7
Commercial & Professional Services (Industrials)	3.6
Consumer Durables & Apparel (Consumer Discretionary)	5.1
Consumer Services (Consumer Discretionary)	4.2
Diversified Financials (Financials)	1.7
Energy (Energy)	8.3
Food & Staples Retailing (Consumer Staples)	0.1
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	9.4
Household & Personal Products (Consumer Staples)	0.8
Insurance (Financials)	0.4
Materials (Materials)	2.8
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.3
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	8.0
Semiconductors & Semiconductor Equipment (Information Technology)	4.5
Software & Services (Information Technology)	13.8
Technology Hardware & Equipment (Information Technology)	5.4
Telecommunication Services (Services)	0.2
Transportation (Industrials)	3.8
Utilities (Utilities)	0.4
Short-Term Investments	0.7
Other Assets and Liabilities	1.5
Total	100.0%

4

The Hartford Small Company Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles & Components - 1.0%
61	Amerigon, Inc. ●	$929
68	Dana Holding Corp. ●	955
137	Tenneco Automotive, Inc. ●	4,469
24	Tesla Motors, Inc. ●	714
		7,067
	Banks - 2.4%
119	Boston Private Financial Holdings, Inc.	904
86	East West Bancorp, Inc.	1,669
49	First Midwest Bancorp, Inc.	443
91	Flushing Financial Corp.	1,116
27	Hudson Valley Holding Corp.	576
41	Northwest Bancshares, Inc.	511
55	Ocwen Financial Corp. ●	801
57	Pinnacle Financial Partners, Inc. ●	848
115	Signature Bank ●	6,432
78	Umpqua Holdings Corp.	894
334	Western Alliance Bancorp ●	2,169
18	Wintrust Financial Corp.	515
		16,878
	Capital Goods - 9.7%
25	A.O. Smith Corp.	942
23	Aaon, Inc.	491
23	Acuity Brands, Inc.	1,081
119	Aecom Technology Corp. ●	2,498
10	AGCO Corp. ●	443
64	Altra Holdings, Inc. ●	944
48	Applied Industrial Technologies, Inc.	1,613
22	AZZ, Inc.	984
14	Carlisle Cos., Inc.	578
37	Ceradyne, Inc. ●	1,236
35	Chart Industries, Inc. ●	1,957
51	Commercial Vehicles Group, Inc. ●	557
12	Crane Co.	527
300	DigitalGlobe, Inc. ●	6,115
22	EMCOR Group, Inc.	547
16	Esterline Technologies Corp. ●	902
146	Foster Wheeler AG ●	3,117
25	Franklin Electric Co., Inc.	1,149
49	GrafTech International Ltd. ●	775
77	Kratos Defense & Security ●	486
20	Lennox International, Inc.	637
10	Lindsay Corp.	556
548	Meritor, Inc. ●	5,219
26	Michael Baker Corp. ●	539
140	Moog, Inc. Class A ●	5,412
89	Navistar International Corp. ●	3,762
41	Nordson Corp.	1,885
114	Owens Corning, Inc. ●	3,242
8	Polypore International, Inc. ●	440
48	RSC Holdings, Inc. ●	468
31	Sun Hydraulics Corp.	887
19	TAL International Group, Inc.	534
81	Teledyne Technologies, Inc. ●	4,404
22	Textainer Group Holdings Ltd.	609
13	TransDigm Group, Inc. ●	1,205
52	Trex Co., Inc. ●	962
57	Trimas Corp. ●	1,112
246	United Rentals, Inc. ●	5,768
89	Wabash National Corp. ●	613
50	Wabco Holdings, Inc. ●	2,520
15	Woodward, Inc.	504
		68,220
	Commercial & Professional Services - 3.6%
7	Advisory Board Co. ●	447
351	Corrections Corp. of America ●	7,806
36	Deluxe Corp.	851
31	Exponent, Inc. ●	1,497
250	Geo Group, Inc. ●	4,562
80	Higher One Holdings, Inc. ●	1,417
211	Interface, Inc.	2,747
352	Sykes Enterprises, Inc. ●	5,604
17	United Stationers, Inc.	542
		25,473
	Consumer Durables & Apparel - 5.0%
274	Brunswick Corp.	4,833
52	Columbia Sportswear Co.	2,776
48	Deckers Outdoor Corp. ●	5,588
331	Hanesbrands, Inc. ●	8,722
3	NVR, Inc. ●	1,818
19	Polaris Industries, Inc.	1,221
39	Skechers USA, Inc. Class A ●	558
88	Steven Madden Ltd. ●	3,236
79	Tempur-Pedic International, Inc. ●	5,384
24	Warnaco Group, Inc. ●	1,187
		35,323
	Consumer Services - 4.2%
257	Cheesecake Factory, Inc. ●	7,183
724	Domino's Pizza UK & IRL plc	5,307
225	Estacio Participacoes S.A.	2,652
22	Gaylord Entertainment Co. w/ Rights ●	522
54	Grand Canyon Education, Inc. ●	885
43	K12, Inc. ●	1,497
31	Regis Corp.	499
11	Steiner Leisure Ltd. ●	549
139	Weight Watchers International, Inc.	10,343
48	Whistler Blackcomb Holdings, Inc.	465
		29,902
	Diversified Financials - 1.7%
74	BGC Partners, Inc.	510
54	Compass Diversified Holdings	705
89	DFC Global Corp. ●	1,947
51	Fifth Street Finance Corp.	506
95	Gain Capital Holdings, Inc. ●	667
259	Justice Holdings Ltd. ●	3,853
191	Knight Capital Group, Inc. ●	2,380
118	Netspend Holdings, Inc. ●	676
71	Uranium Participation Corp. ●	397
		11,641
	Energy - 8.3%
1,164	Alberta Oilsands, Inc. ●	216
24	Approach Resources, Inc. ●	583
102	Atwood Oceanics, Inc. ●	4,340
45	Berry Petroleum Co.	1,549
146	BPZ Resources, Inc. ●	437
78	C&J Energy Services, Inc. ●	1,315
152	Carrizo Oil & Gas, Inc. ●	4,132
9	Clayton Williams Energy, Inc. ●	614
49	Complete Production Services, Inc. ●	1,610

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Energy - 8.3% - (continued)
51	CVR Energy, Inc. ●	$1,274
159	Gulfmark Offshore, Inc. ●	6,601
144	Hornbeck Offshore Services, Inc. ●	4,738
645	ION Geophysical Corp. ●	4,911
343	James River Coal Co. ●	3,553
122	Karoon Gas Australia Ltd. ●	564
24	Northern Oil and Gas, Inc. ●	587
1,421	Oilsands Quest, Inc. ●	370
41	Petroleum Development Corp. ●	1,057
201	Rosetta Resources, Inc. ●	8,928
17	Swift Energy Co. ●	527
104	Tidewater, Inc.	5,107
123	Vaalco Energy, Inc. ●	837
99	Whiting Petroleum Corp. ●	4,595
		58,445
	Food & Staples Retailing - 0.1%
16	Fresh Market, Inc. ●	633

	Food, Beverage & Tobacco - 2.1%
13	Boston Beer Co., Inc. Class A ●	1,111
37	Cosan S.A. Industria E Comercio	578
115	Darling International, Inc. ●	1,607
73	Diamond Foods, Inc.	4,790
63	GrainCorp Ltd.	520
92	Green Mountain Coffee Roasters, Inc. ●	6,014
47	Viterra, Inc.	488
		15,108
	Health Care Equipment & Services - 9.4%
245	Abiomed, Inc. ●	3,688
231	Allscripts Healthcare Solutions, Inc. ●	4,417
19	AmSurg Corp. ●	476
76	Angiodynamics, Inc. ●	1,176
92	Catalyst Health Solutions ●	5,075
24	Corvel Corp. ●	1,223
39	Cyberonics, Inc. ●	1,121
98	Dexcom, Inc. ●	959
18	Ensign Group, Inc.	410
140	Gen-Probe, Inc. ●	8,434
23	Greatbatch, Inc. ●	516
25	Hanger Orthopedic Group, Inc. ●	439
99	Health Net, Inc. ●	2,760
36	HealthSouth Corp. ●	628
42	Healthspring, Inc. ●	2,250
77	Heartware International, Inc. ●	5,249
13	ICU Medical, Inc. ●	519
179	Insulet Corp. ●	2,922
27	LHC Group, Inc. ●	425
43	Masimo Corp.	890
8	MEDNAX, Inc. ●	493
83	NuVasive, Inc. ●	1,223
53	Owens & Minor, Inc.	1,597
109	SXC Health Solutions Corp. ●	5,113
39	U.S. Physical Therapy, Inc.	770
92	Volcano Corp. ●	2,286
151	Wellcare Health Plans, Inc. ●	7,404
107	Zoll Medical Corp. ●	4,041
		66,504
	Household & Personal Products - 0.8%
75	Elizabeth Arden, Inc. ●	2,565
59	Nu Skin Enterprises, Inc. Class A	2,959
		5,524
	Insurance - 0.4%
16	Allied World Assurance Holdings Ltd.	926
50	Amerisafe, Inc. ●	1,083
18	Platinum Underwriters Holdings Ltd.	616
		2,625
	Materials - 2.8%
12	Allied Nevada Gold Corp. ●	463
9	AptarGroup, Inc.	446
779	Aurcana Corp. ●	586
147	Detour Gold Corp. ●	4,867
47	Georgia Gulf Corp. ●	854
36	Kraton Performance Polymers ●	708
198	Methanex Corp. ADR	5,120
14	Molycorp, Inc. ●	517
38	New Gold, Inc. ●	475
57	Olin Corp.	1,074
325	Romarco Minerals, Inc. ●	319
61	Silgan Holdings, Inc.	2,290
57	Stillwater Mining Co. ●	653
19	TPC Group, Inc. ●	382
13	Universal Stainless & Alloy Products ●	505
46	Winpak Ltd.	545
		19,804
	Media - 0.6%
132	AMC Networks, Inc. ●	4,308

	Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
108	Alkermes plc ●	1,883
106	Ardea Biosciences, Inc. ●	2,109
331	Arena Pharmaceuticals, Inc. ●	467
70	Bruker Corp. ●	1,006
133	Cadence Pharmaceuticals, Inc. ●	775
52	Cubist Pharmaceuticals, Inc. ●	1,984
391	Exelixis, Inc. ●	3,021
286	Immunogen, Inc. ●	3,881
292	Incyte Corp. ●	4,023
341	Ironwood Pharmaceuticals, Inc. ●	4,633
125	Medicines Co. ●	2,342
28	Momenta Pharmaceuticals, Inc. ●	418
115	NPS Pharmaceuticals, Inc. ●	592
156	Onyx Pharmaceuticals, Inc. ●	6,373
33	Optimer Pharmaceuticals, Inc. ●	472
267	PAREXEL International Corp. ●	5,886
7	Pharmasset, Inc. ●	472
15	Regeneron Pharmaceuticals, Inc. ●	851
193	Rigel Pharmaceuticals, Inc. ●	1,516
174	Salix Pharmaceuticals Ltd. ●	5,947
302	Seattle Genetics, Inc. ●	6,652
235	WuXi PharmaTech Cayman, Inc. ●	2,927
		58,230
	Real Estate - 1.2%
59	Anworth Mortgage Asset Corp.	383
33	Capstead Mortgage Corp.	405
46	Colonial Properties Trust	942
214	Coresite Realty Corp.	3,563
16	Hatteras Financial Corp.	406
47	Medical Properties Trust, Inc.	471
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Real Estate - 1.2% - (continued)
162	MFA Mortgage Investments, Inc.	$1,094
49	Summit Hotel Properties, Inc.	397
47	Whitestone REIT	553
		8,214
	Retailing - 8.0%
3,137	Allstar Co. ⌂†	2,823
109	Brown (N) Group plc	462
25	Cato Corp.	628
110	Children's Place Retail Stores, Inc. ●	5,168
41	Core-Mark Holding Co., Inc. ●	1,371
487	Debenhams plc	508
63	DSW, Inc.	3,272
36	Dufry Group	3,905
325	Express, Inc.	7,333
293	GNC Holdings, Inc. ●	7,241
17	Guess?, Inc.	561
65	Hot Topic, Inc.	494
66	Lumber Liquidators Holdings, Inc. ●	991
45	PetMed Express, Inc.	453
200	rue21, Inc. ●	5,322
211	Shutterfly, Inc. ●	8,792
34	Teavana Holdings, Inc. ●	772
72	Ulta Salon, Cosmetics & Fragrances, Inc. ●	4,837
30	Vitamin Shoppe, Inc. ●	1,148
		56,081
	Semiconductors & Semiconductor Equipment - 4.5%
429	Applied Micro Circuits Corp. ●	2,890
10	Cabot Microelectronics Corp. ●	373
107	Cavium, Inc. ●	3,489
45	Cymer, Inc. ●	1,947
209	Cypress Semiconductor Corp.	4,003
137	GT Advanced Technologies, Inc. ●	1,122
132	Integrated Device Technology, Inc. ●	805
510	Lattice Semiconductor Corp. ●	3,228
34	Microsemi Corp. ●	630
189	Mindspeed Technologies, Inc. ●	1,052
81	MIPS Technologies, Inc. Class A ●	442
60	Nanometrics, Inc. ●	1,009
28	OmniVision Technologies, Inc. ●	460
66	ON Semiconductor Corp. ●	503
87	PMC - Sierra, Inc. ●	549
116	Silicon Image, Inc. ●	747
366	Skyworks Solutions, Inc. ●	7,254
39	Ultratech Stepper, Inc. ●	849
		31,352
	Software & Services - 13.8%
32	Ancestry.com, Inc. ●	727
148	Ariba, Inc. ●	4,676
122	Broadsoft, Inc. ●	4,408
1,018	Cadence Design Systems, Inc. ●	11,267
37	Commvault Systems, Inc. w/ Rights ●	1,593
102	Concur Technologies, Inc. ●	4,762
51	Constant Contact, Inc. ●	1,037
43	CSG Systems International, Inc. ●	606
274	Dice Holdings, Inc. ●	2,785
34	Fortinet, Inc. ●	780
186	IAC/Interactive Corp. ●	7,578
62	j2 Global Communications, Inc.	1,894
59	JDA Software Group, Inc. ●	1,883
65	Kit Digital, Inc. ●	583
416	LivePerson, Inc. ●	5,238
5	Mercadolibre, Inc.	354
35	MicroStrategy, Inc. ●	4,590
24	Nuance Communications, Inc. ●	641
35	Opnet Technologies, Inc.	1,517
62	Parametric Technology Corp. ●	1,291
26	Progress Software Corp. ●	541
132	QLIK Technologies, Inc. ●	3,783
53	Quest Software, Inc. ●	931
56	RealPage, Inc. ●	1,463
19	RightNow Technologies, Inc. ●	820
811	Sapient Corp.	10,028
66	Solarwinds, Inc. ●	1,906
29	Solera Holdings, Inc.	1,558
31	Sourcefire, Inc. w/ Rights ●	845
44	SuccessFactors, Inc. ●	1,177
102	Syntel, Inc.	5,007
55	Tibco Software, Inc. ●	1,603
42	Velti plc ●	351
149	VeriFone Systems, Inc. ●	6,305
41	Wright Express Corp. ●	1,928
58	XO Group, Inc. ●	533
		96,989
	Technology Hardware & Equipment - 5.4%
44	Acme Packet, Inc. ●	1,601
47	Arris Group, Inc. ●	503
272	Aruba Networks, Inc. ●	6,452
34	Coherent, Inc. ●	1,758
7	Comverse Technology, Inc. ●	51
68	Emulex Corp. ●	574
32	Fabrinet ●	397
128	Finisar Corp. ●	2,619
23	Interdigital, Inc.	992
509	Jabil Circuit, Inc.	10,473
160	Mitel Networks Corp. ●	456
19	Netgear, Inc. ●	660
69	Oplink Communications, Inc. ●	1,113
23	Park Electrochemical Corp.	657
36	Plantronics, Inc.	1,207
241	Polycom, Inc. ●	3,989
39	Super Micro Computer, Inc. ●	629
81	Universal Display Corp. ●	3,814
		37,945
	Telecommunication Services - 0.2%
13	AboveNet, Inc.	784
65	Leap Wireless International, Inc. w/ Rights ●	452
		1,236
	Transportation - 3.8%
91	Avis Budget Group, Inc. ●	1,280
82	Copa Holdings S.A. Class A	5,651
164	J.B. Hunt Transport Services, Inc.	6,947
9	Kirby Corp. ●	548
181	Localiza Rent a Car S.A.	2,713
27	Marten Transport Ltd.	483
121	Old Dominion Freight Line, Inc. ●	4,416
373	Swift Transportation Co. ●	3,324
65	Werner Enterprises, Inc.	1,545
The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)
Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Transportation - 3.8% - (continued)
6	Zipcar, Inc. ●	$117
		27,024
	Utilities - 0.4%
21	Portland General Electric Co.	523
47	UniSource Energy Corp.	1,738
19	Westar Energy, Inc.	526
		2,787
	Total common stocks
	(cost $658,188)	$687,313

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
7	Callaway Golf Co., 7.50% ۞	$648

	Total preferred stocks
	(cost $743)	$648

	Total long-term investments (cost $658,931)	$687,961

SHORT-TERM INVESTMENTS - 0.7%
Repurchase Agreements - 0.7%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $308, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $314)
$308	0.11%, 10/31/2011	$308

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $2,938, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of $2,997)

2,938	0.11%, 10/31/2011	2,938
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $415, collateralized by GNMA 4.00% - 5.00%, 2040, value of $424)
415	0.11%, 10/31/2011	415
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011	–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1,431, collateralized by GNMA 3.50% - 4.50%, 2041, value of $1,459)
$1,431	0.11%, 10/31/2011		$1,431
			5,092
	Total short-term investments
	(cost $5,092)		$5,092

	Total investments
	(cost $664,023) ▲	98.5%	$693,053
	Other assets and liabilities	1.5%	10,404
	Total net assets	100.0%	$703,457

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 6.5% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

8

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $671,418 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$71,079
Unrealized Depreciation	(49,444)
Net Unrealized Appreciation	$21,635

†
These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $2,823, which represents 0.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

۞	Convertible security.

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	3,137	Allstar Co.	$3,193

At October 31, 2011, the aggregate value of these securities was $2,823, which represents 0.4% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$687,313	$669,372	$15,118	$2,823
Preferred Stocks	648	–	648	–
Short-Term Investments	5,092	–	5,092	–
Total	$693,053	$669,372	$20,858	$2,823

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Common Stocks	$397	$—	$(370	)†	$—	$3,193	$—	$—	$(397)	$2,823
Total	$397	$—	$(370)		$—	$3,193	$—	$—	$(397)	$2,823

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $(370).

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $664,023)	$693,053
Cash	1
Foreign currency on deposit with custodian (cost $2)	2
Receivables:
Investment securities sold	17,457
Fund shares sold	739
Dividends and interest	29
Other assets	78
Total assets	711,359
Liabilities:
Payables:
Investment securities purchased	6,845
Fund shares redeemed	753
Investment management fees	109
Administrative fees	4
Distribution fees	30
Accrued expenses	161
Total liabilities	7,902
Net assets	$703,457
Summary of Net Assets:
Capital stock and paid-in-capital	$647,088
Accumulated net investment loss	(312)
Accumulated net realized gain on investments and foreign currency transactions	27,650
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	29,031
Net assets	$703,457

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$19.23/$20.35
Shares outstanding	15,393
Net assets	$296,062
Class B: Net asset value per share	$16.88
Shares outstanding	545
Net assets	$9,192
Class C: Net asset value per share	$16.83
Shares outstanding	2,167
Net assets	$36,465
Class I: Net asset value per share	$19.51
Shares outstanding	977
Net assets	$19,056
Class R3: Net asset value per share	$20.27
Shares outstanding	2,289
Net assets	$46,392
Class R4: Net asset value per share	$20.60
Shares outstanding	2,494
Net assets	$51,387
Class R5: Net asset value per share	$20.88
Shares outstanding	473
Net assets	$9,867
Class Y: Net asset value per share	$21.02
Shares outstanding	11,182
Net assets	$235,036
The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$4,723
Interest	21
Less: Foreign tax withheld	(61)
Total investment income	4,683

Expenses:
Investment management fees	6,299
Administrative services fees	180
Transfer agent fees	1,042
Distribution fees
Class A	796
Class B	120
Class C	419
Class R3	224
Class R4	136
Custodian fees	29
Accounting services fees	126
Registration and filing fees	122
Board of Directors' fees	16
Audit fees	15
Other expenses	169
Total expenses (before waivers and fees paid indirectly)	9,693
Expense waivers	(18)
Transfer agent fee waivers	(17)
Commission recapture	(37)
Custodian fee offset	—
Total waivers and fees paid indirectly	(72)
Total expenses, net	9,621
Net Investment Loss	(4,938)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	146,626
Net realized loss on foreign currency contracts	(133)
Net realized gain on other foreign currency transactions	35
Net Realized Gain on Investments and Foreign Currency Transactions	146,528
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(66,950)
Net unrealized appreciation of foreign currency contracts	34
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(66,913)
Net Gain on Investments and Foreign Currency Transactions	79,615
Net Increase in Net Assets Resulting from Operations	$74,677

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment loss	$(4,938)	$(4,666)
Net realized gain on investments and foreign currency transactions	146,528	123,011
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(66,913)	42,616
Net Increase In Net Assets Resulting From Operations	74,677	160,961
Capital Share Transactions:
Class A	(22,465)	(52,993)
Class B	(4,470)	(7,235)
Class C	(7,410)	(6,807)
Class I	4,835	(6,533)
Class R3	7,162	18,093
Class R4	1,862	4,994
Class R5	(2,650)	(3,644)
Class Y	(69,560)	(34,325)
Net decrease from capital share transactions	(92,696)	(88,450)
Proceeds from regulatory settlements	—	103
Net Increase (Decrease) In Net Assets	(18,019)	72,614
Net Assets:
Beginning of period	721,476	648,862
End of period	$703,457	$721,476
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(312)	$(281)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

14

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

16

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(133)	$—	$—	$—	$—	$(133)
Total	$—	$(133)	$—	$—	$—	$—	$(133)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$34	$—	$—	$—	$—	$34
Total	$—	$34	$—	$—	$—	$—	$34

18

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2011, are as follows:

Amount
Undistributed Long-Term Capital Gain	$34,733
Unrealized Appreciation *	21,636
Total Accumulated Earnings	$56,369

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$4,907
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	196
Capital Stock and Paid-In-Capital	(5,103)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $112,995 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

20

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were decreased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.37%
Class B Shares	2.15
Class C Shares	2.09
Class I Shares	1.08
Class R3 Shares	1.55
Class R4 Shares	1.25
Class R5 Shares	0.95
Class Y Shares	0.85

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $388 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $15.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was

22

compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	-	0.20	17.44
Class R4	-	0.20	17.80
Class R5	-	0.20	18.07
Class Y	0.16	0.20	23.99

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$853,139
Sales Proceeds Excluding U.S. Government Obligations	952,526

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,332	—	(4,504)	—	(1,172)	3,739	—	(7,019)	—	(3,280)
Amount	$67,527	$—	$(89,992)	$—	$(22,465)	$59,862	$—	$(112,855)	$—	$(52,993)
Class B
Shares	40	—	(296)	—	(256)	20	—	(524)	—	(504)
Amount	$701	$—	$(5,171)	$—	$(4,470)	$290	$—	$(7,525)	$—	$(7,235)
Class C
Shares	224	—	(655)	—	(431)	188	—	(675)	—	(487)
Amount	$3,974	$—	$(11,384)	$—	$(7,410)	$2,669	$—	$(9,476)	$—	$(6,807)
Class I
Shares	568	—	(342)	—	226	221	—	(633)	—	(412)
Amount	$11,686	$—	$(6,851)	$—	$4,835	$3,541	$—	$(10,074)	$—	$(6,533)
Class R3
Shares	871	—	(526)	—	345	1,353	—	(281)	—	1,072
Amount	$18,282	$—	$(11,120)	$—	$7,162	$22,835	$—	$(4,742)	$—	$18,093
Class R4
Shares	869	—	(786)	—	83	724	—	(436)	—	288
Amount	$18,548	$—	$(16,686)	$—	$1,862	$12,446	$—	$(7,452)	$—	$4,994
Class R5
Shares	240	—	(386)	—	(146)	342	—	(550)	—	(208)
Amount	$5,346	$—	$(7,996)	$—	$(2,650)	$5,907	$—	$(9,551)	$—	$(3,644)
Class Y
Shares	2,740	—	(5,952)	—	(3,212)	4,395	—	(6,347)	—	(1,952)
Amount	$61,376	$—	$(130,936)	$—	$(69,560)	$76,521	$—	$(110,846)	$—	$(34,325)
Total
Shares	8,884	—	(13,447)	—	(4,563)	10,982	—	(16,465)	—	(5,483)
Amount	$187,440	$—	$(280,136)	$—	$(92,696)	$184,071	$—	$(272,521)	$—	$(88,450)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	90	$1,795
For the Year Ended October 31, 2010	223	$3,621

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $103, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities

24

having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

25

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period
For the Year Ended October 31, 2011 (E)
A	$17.48	$(0.15)	$–	$1.90	$1.75	$–	$–	$–	$–	$1.75	$19.23
B	15.46	(0.27)	–	1.69	1.42	–	–	–	–	1.42	16.88
C	15.41	(0.26)	–	1.68	1.42	–	–	–	–	1.42	16.83
I	17.68	(0.10)	–	1.93	1.83	–	–	–	–	1.83	19.51
R3	18.45	(0.20)	–	2.02	1.82	–	–	–	–	1.82	20.27
R4	18.70	(0.14)	–	2.04	1.90	–	–	–	–	1.90	20.60
R5	18.90	(0.08)	–	2.06	1.98	–	–	–	–	1.98	20.88
Y	19.01	(0.06)	–	2.07	2.01	–	–	–	–	2.01	21.02
For the Year Ended October 31, 2010 (E)
A	13.90	(0.13)	–	3.71	3.58	–	–	–	–	3.58	17.48
B	12.39	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.46
C	12.34	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.41
I	14.03	(0.09)	–	3.74	3.65	–	–	–	–	3.65	17.68
R3	14.70	(0.16)	–	3.91	3.75	–	–	–	–	3.75	18.45
R4	14.85	(0.11)	–	3.96	3.85	–	–	–	–	3.85	18.70
R5	14.97	(0.07)	–	4.00	3.93	–	–	–	–	3.93	18.90
Y	15.03	(0.05)	–	4.03	3.98	–	–	–	–	3.98	19.01
For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	–	0.89	0.81	–	–	–	–	0.81	13.90
B	11.71	(0.12)	–	0.80	0.68	–	–	–	–	0.68	12.39
C	11.71	(0.15)	–	0.78	0.63	–	–	–	–	0.63	12.34
I	13.18	(0.06)	–	0.91	0.85	–	–	–	–	0.85	14.03
R3	13.89	(0.13)	–	0.94	0.81	–	–	–	–	0.81	14.70
R4	13.98	(0.09)	–	0.96	0.87	–	–	–	–	0.87	14.85
R5	14.06	(0.06)	–	0.97	0.91	–	–	–	–	0.91	14.97
Y	14.10	(0.04)	–	0.97	0.93	–	–	–	–	0.93	15.03
For the Year Ended October 31, 2008
A	24.46	(0.06)	–	(8.68)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.09
B	22.30	(0.20)	–	(7.76)	(7.96)	–	(2.63)	–	(2.63)	(10.59)	11.71
C	22.32	(0.18)	–	(7.80)	(7.98)	–	(2.63)	–	(2.63)	(10.61)	11.71
I	24.55	(0.02)	–	(8.72)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	–	(9.24)	(9.31)	–	(2.63)	–	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	–	(9.27)	(9.30)	–	(2.63)	–	(2.63)	(11.93)	13.98
R5	25.97	–	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	(11.91)	14.06
Y	26.00	0.02	–	(9.29)	(9.27)	–	(2.63)	–	(2.63)	(11.90)	14.10
For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	–	(1.87)	–	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	–	(1.87)	–	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	–	(1.87)	–	(1.87)	2.32	22.32
I	21.59	(0.01)	–	4.84	4.83	–	(1.87)	–	(1.87)	2.96	24.55
R3(G)	21.95	(0.07)	–	3.95	3.88	–	–	–	–	3.88	25.83
R4(G)	21.95	(0.03)	–	3.99	3.96	–	–	–	–	3.96	25.91
R5(G)	21.95	(0.01)	–	4.03	4.02	–	–	–	–	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	–	(1.87)	–	(1.87)	3.27	26.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

10.01%		$296,062	1.37%		1.37%		1.37%		(0.77)%		111%
9.18		9,192	2.30		2.15		2.15		(1.55)		–
9.21		36,465	2.10		2.10		2.10		(1.50)		–
10.35		19,056	1.08		1.08		1.08		(0.49)		–
9.86		46,392	1.57		1.55		1.55		(0.96)		–
10.16		51,387	1.26		1.25		1.25		(0.66)		–
10.48		9,867	0.99		0.95		0.95		(0.35)		–
10.57		235,036	0.86		0.86		0.86		(0.26)		–

25.76		289,558	1.41		1.40		1.40		(0.80)		181
24.78		12,384	2.36		2.15		2.15		(1.54)		–
24.88		40,018	2.16		2.15		2.15		(1.55)		–
26.02		13,283	1.17		1.15		1.15		(0.54)		–
25.51		35,873	1.59		1.57		1.57		(1.00)		–
25.93		45,096	1.28		1.26		1.26		(0.67)		–
26.25		11,706	1.02		1.02		1.02		(0.41)		–
26.48		273,558	0.87		0.87		0.87		(0.28)		–

6.19		275,834	1.53		1.32		1.32		(0.67)		180
5.81		16,169	2.59		1.76		1.76		(1.10)		–
5.38		38,082	2.31		2.04		2.04		(1.39)		–
6.45		16,312	1.24		1.11		1.11		(0.48)		–
5.83		12,822	1.66		1.65		1.65		(1.04)		–
6.22		31,532	1.31		1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		1.05		(0.42)		–
6.59		245,727	0.91		0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.89		0.12		–

23.88	(F)	299,819	1.41		1.40		1.40		(0.44)		186
22.97	(F)	52,549	2.28		2.12		2.12		(1.16)		–
22.88	(F)	63,650	2.15		2.15		2.15		(1.19)		–
24.28	(F)	3,886	1.12		1.12		1.12		(0.16)		–
17.68	(F),(H)	181	1.84	(I)	1.65	(I)	1.65	(I)	(0.69	) (I)	–
18.04	(F),(H)	9,809	1.34	(I)	1.34	(I)	1.34	(I)	(0.54	) (I)	–
18.31	(F),(H)	588	1.07	(I)	1.05	(I)	1.05	(I)	(0.38	) (I)	–
24.44	(F)	194,096	0.91		0.91		0.91		0.09		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

30

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

32

The Hartford Small Company Fund
Expense Example (Unaudited)
Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$852.00	$6.40	$1,000.00	$1,018.30	$6.97	1.37%	184	365
Class B	$1,000.00	$848.70	$10.02	$1,000.00	$1,014.36	$10.92	2.15	184	365
Class C	$1,000.00	$849.10	$9.76	$1,000.00	$1,014.65	$10.64	2.09	184	365
Class I	$1,000.00	$853.10	$5.13	$1,000.00	$1,019.67	$5.59	1.10	184	365
Class R3	$1,000.00	$851.30	$7.23	$1,000.00	$1,017.39	$7.88	1.55	184	365
Class R4	$1,000.00	$852.60	$5.84	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R5	$1,000.00	$854.00	$4.44	$1,000.00	$1,020.41	$4.84	0.95	184	365
Class Y	$1,000.00	$854.50	$3.99	$1,000.00	$1,020.90	$4.35	0.85	184	365

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small Company Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington” or the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board noted that Wellington became the sole sub-adviser to the Fund in July 2010 and that the portion of the Fund previously sub-advised by a prior sub-adviser was moved to Wellington.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

36

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.
* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

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You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SC11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Small/Mid Cap Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Small/Mid Cap Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 1/01/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Small/Mid Cap Equity A#	8.09%	1.52%	2.97%
Small/Mid Cap Equity A##	2.14%	0.38%	2.12%
Small/Mid Cap Equity B#	7.19%	0.95%	2.36%
Small/Mid Cap Equity B##	2.19%	0.62%	2.36%
Small/Mid Cap Equity C#	7.25%	0.84%	2.26%
Small/Mid Cap Equity C##	6.25%	0.84%	2.26%
Small/Mid Cap Equity R3#	8.50%	1.91%	3.36%
Small/Mid Cap Equity R4#	8.61%	1.93%	3.37%
Small/Mid Cap Equity R5#	8.61%	1.93%	3.37%
Small/Mid Cap Equity Y#	8.61%	1.93%	3.37%
Russell 2500 Index	7.97%	2.01%	4.35%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Includes the Fund's performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Small/Mid Cap Equity Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 8.09%, before sales charges, for the twelve-month period ended October 31, 2011, versus 7.97% for its benchmark, the Russell 2500 Index, and the 5.39% average return of the Lipper Mid-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The relative outperformance of the Fund for the twelve-month period was largely attributable to the first half of this period. During that time, strong corporate earnings growth and stimulative government policies boosted investor sentiment and confidence in the market. However, by spring as employment, housing, and other economic indicators stalled and sovereign debt issues loomed, corporate management began to revise and guide their profit outlook downward. Many analysts followed suit by lowering their estimates for continued corporate growth. Then Standard & Poor’s historic reduction of the U.S. government long-term credit rating was the final straw on investor sanguinity. The second quarter was extremely weak and volatile for equity markets as concerns about recession and sovereign debt drove investors away from risky assets. Indeed, the twelve month period would have ended solidly in the red if not for the tremendous gains in the final month. In October alone, the Russell 2500 Index returned 14.7%, the second-best monthly gain ever for this index.

The Fund’s performance was mainly driven by strong security selection, particularly in the Information Technology and Energy sectors. Sector allocation marginally added value, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Financial Sector.

Among the largest contributors to relative performance (i.e. performance of the Fund as measured against the benchmark) were overweights to Energy stocks Western Refining and W&T Offshore. The fat that the Arab spring had shut down or slowed production of oil in a number of nation states shifted marginal demand to more local refiners and producers. For example, shares of W&T Offshore rose after the company raised its production guidance.

Among the largest detractors to relative performance were overweights to Ballantyne Strong (Consumer Discretionary) and Manpower Group (Services). Ballantyne Strong fell as expectations in the growth of theatre equipment fell. Manpower Group fell over the period as sentiment grew that to the extent that there would be a recovery – it would be a jobless recovery.

Our team invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. Our systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build what we consider a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

What is the outlook?
During the last month of this twelve month period, the equity markets roared back lifting the period’s return out of significant negative territory into a solid positive return. We believe U.S. recession risks seemed to have eased and anticipation of a solution to European debt crisis rose.

Underneath the markets robust returns in October was plenty of short covering, but little participation by long term institutional investors. Macro data is still – on the whole – weak and significant, aggressive government policy responses to investor concerns have not materialized. Companies still face many fundamental challenges to earnings growth and the short term solutions managements have employed - cost cutting, accruals management, and stock buyback programs - are beginning to wear thin. Multiple expansion may occur in spurts, such as in October, but the macro concerns are too deep, too fundamental for these episodes to last long. Risk aversion sentiment, such as reflected by elevated volatility levels, is high and trending. In this environment, we believe investors will place marginally higher demand for quality, stable and consistent earnings.

We believe one risk to this strategy is that policy and macro themes overwhelm investors desire to discriminate among stocks – returning to viewing macro events as essentially the only driver of market performance. For example, investors might turn the “risk-on” (i.e. riskier assets such as stocks outperform less risky assets such as bonds) trade back ‘on’ because of a liquidity event such as more quantitative easing or tax cuts. Another risk is that there is a major geopolitical event that causes investors to turn “risk-off” regardless of stock fundamentals.

3

The Hartford Small/Mid Cap Equity Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011

Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.9%
Banks (Financials)	4.0
Capital Goods (Industrials)	7.4
Commercial & Professional Services (Industrials)	3.8
Consumer Durables & Apparel (Consumer Discretionary)	2.9
Consumer Services (Consumer Discretionary)	3.1
Diversified Financials (Financials)	2.6
Energy (Energy)	7.0
Food & Staples Retailing (Consumer Staples)	0.4
Food, Beverage & Tobacco (Consumer Staples)	2.3
Health Care Equipment & Services (Health Care)	8.0
Household & Personal Products (Consumer Staples)	1.0
Insurance (Financials)	4.3
Materials (Materials)	5.3
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.5
Real Estate (Financials)	6.7
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.0
Software & Services (Information Technology)	9.5
Technology Hardware & Equipment (Information Technology)	2.8
Telecommunication Services (Services)	1.1
Transportation (Industrials)	3.2
Utilities (Utilities)	6.5
Short-Term Investments	1.2
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.9%
7	Autoliv, Inc.	$389
13	Gentex Corp.	382
13	Lear Corp.	619
12	Tenneco Automotive, Inc. ●	390
11	Tower International, Inc. ●	140
11	TRW Automotive Holdings Corp. ●	443
7	Visteon Corp. ●	373
		2,736
	Banks - 4.0%
3	Alliance Financial Corp.	87
11	Arrow Financial Corp.	264
2	Bank of Kentucky Financial Corp.	38
2	Bank of Marin Bancorp	57
32	CapitalSource, Inc.	201
1	Citizens & Northern Corp.	15
12	Community Bank System, Inc.	295
6	Cullen/Frost Bankers, Inc.	274
14	Enterprise Financial Services Corp. ●	210
18	Essa Bancorp, Inc.	203
2	First Financial Corp.	75
26	Fulton Finance Corp.	244
4	German American Bancorp, Inc.	77
5	Hudson Valley Holding Corp.	101
75	Huntington Bancshares, Inc.	387
16	Lakeland Financial Corp.	390
30	MainSource Financial Group, Inc.	285
3	Metro Bancorp, Inc. ●	29
5	National Bankshares, Inc.	141
11	NBT Bancorp	229
17	Northwest Bancshares, Inc.	213
21	Pacific Continental Corp.	179
28	People's United Financial, Inc.	360
23	Provident Financial Services, Inc.	304
22	TFS Financial Corp. ●	200
54	Trustco Bank Corp.	270
17	United Financial Bancorp, Inc.	282
19	Valley National Bancorp	232
36	Westfield Financial	254
		5,896
	Capital Goods - 7.4%
21	Aceto Corp.	134
9	AGCO Corp. ●	414
10	Albany International Corp. Class A	226
3	American Science & Engineering, Inc.	201
8	AMETEK, Inc.	331
18	Ampco-Pittsburgh Corp.	385
6	Applied Industrial Technologies, Inc.	195
12	Babcock & Wilcox Co. ●	256
9	Brady Corp. Class A	289
19	Briggs & Stratton Corp.	283
18	DigitalGlobe, Inc. ●	358
4	Donaldson Co., Inc.	271
9	EMCOR Group, Inc.	218
8	Enpro Industries, Inc. ●	265
5	Fluor Corp.	304
3	Gardner Denver Machinery, Inc.	247
8	GATX Corp.	289
69	Great Lakes Dredge & Dock Co.	357
4	Heico Corp.	217
5	Hubbell, Inc. Class B	317
3	Joy Global, Inc.	235
12	Kaydon Corp.	370
11	KBR, Inc.	303
10	L.B. Foster Co. Class A	244
3	L-3 Communications Holdings, Inc.	206
21	LSI Industries, Inc.	141
3	Nacco Industries, Inc. Class A	228
33	Orion Marine Group, Inc. ●	224
17	Owens Corning, Inc. ●	470
5	Pall Corp.	276
3	Parker-Hannifin Corp.	220
6	Pentair, Inc.	198
7	Primoris Services Corp.	86
35	Quanex Building Products Corp.	514
46	Taser International, Inc. ●	230
4	Teledyne Technologies, Inc. ●	240
4	Thomas & Betts Corp. ●	204
3	TransDigm Group, Inc. ●	310
5	Wabco Holdings, Inc. ●	241
3	Wabtec Corp.	195
7	Watts Water Technologies, Inc.	205
		10,897
	Commercial & Professional Services - 3.8%
11	ABM Industries, Inc.	228
11	Barrett Business Services	182
46	CBIZ, Inc. ●	288
11	Cintas Corp.	326
6	Copart, Inc. ●	253
10	Corrections Corp. of America ●	220
16	Covanta Holding Corp.	237
4	Dun & Bradstreet Corp.	254
11	Equifax, Inc. ●	380
16	Healthcare Services Group, Inc.	276
13	Insperity, Inc.	340
17	Intersections, Inc.	282
39	Kimball International, Inc.	218
11	McGrath RentCorp	305
14	Pitney Bowes, Inc.	293
8	Republic Services, Inc.	219
12	Robert Half International, Inc.	315
17	Rollins, Inc.	374
24	Standard Parking Corp. ●	418
40	TRC Cos., Inc. ●	174
–	VSE Corp.	8
		5,590
	Consumer Durables & Apparel - 2.9%
19	Crocs, Inc. ●	332
4	Delta Apparel, Inc. ●	80
3	Fossil, Inc. ●	287
8	Garmin Ltd.	265
7	Harman International Industries, Inc.	315
11	Iconix Brand Group, Inc. ●	197
29	Jones (The) Group, Inc.	321
16	Kenneth Cole Productions, Inc. Class A ●	176
18	Leggett & Platt, Inc.	395
28	Liz Claiborne, Inc. ●	225
7	Polaris Industries, Inc.	442
3	PVH Corp.	231
7	Sturm Ruger & Co., Inc.	222
6	Tempur-Pedic International, Inc. ●	381
4	Tupperware Brands Corp.	209

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments - (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Consumer Durables & Apparel - 2.9% - (continued)
2	V.F. Corp.	$235
		4,313
	Consumer Services - 3.1%
7	Apollo Group, Inc. Class A ●	346
5	BJ's Restaurants, Inc. ●	254
8	Bob Evans Farms, Inc.	254
6	Capella Education Co. ●	216
1	Chipotle Mexican Grill, Inc. ●	316
8	Hyatt Hotels Corp. ●	283
20	International Game Technology	344
8	ITT Educational Services, Inc. ●	471
27	Lincoln Educational Services Corp.	248
6	Marriott International, Inc. Class A	198
1	Monarch Casino & Resort, Inc. ●	9
34	Multimedia Games Holding Co., Inc. ●	225
6	Penn National Gaming, Inc. ●	227
21	Regis Corp.	347
6	Starwood Hotels & Resorts	301
3	Strayer Education, Inc.	238
2	Wynn Resorts Ltd.	279
		4,556
	Diversified Financials - 2.6%
11	CBOE Holdings, Inc.	295
9	Discover Financial Services, Inc.	200
16	Eaton Vance Corp.	423
5	First Cash Financial Services, Inc. ●	191
7	Green Dot Corp. ●	219
9	International FCStone, Inc. ●	230
9	Lazard Ltd.	243
14	MarketAxess Holdings, Inc.	395
8	Medley Capital Corp	72
6	Moody's Corp.	210
7	MSCI, Inc. ●	244
9	Nasdaq OMX Group, Inc. ●	215
11	PHH Corp. ●	210
5	T. Rowe Price Group, Inc.	280
14	Waddell and Reed Financial, Inc. Class A w/ Rights	386
		3,813
	Energy - 7.0%
7	Atwood Oceanics, Inc. ●	278
4	Cabot Oil & Gas Corp.	295
4	Cameron International Corp. ●	216
14	Cloud Peak Energy, Inc. ●	324
5	Consol Energy, Inc.	205
6	Core Laboratories N.V.	655
9	CVR Energy, Inc. ●	220
5	Diamond Offshore Drilling, Inc.	299
9	Dresser-Rand Group, Inc. ●	424
3	Dril-Quip, Inc. w/ Rights ●	195
14	El Paso Corp.	345
6	Energen Corp.	310
6	FMC Technologies, Inc. ●	287
5	Helmerich & Payne, Inc.	271
19	HollyFrontier Corp.	584
56	ION Geophysical Corp. ●	430
19	Matrix Service Co. ●	197
29	Newpark Resources, Inc. ●	263
3	Noble Energy, Inc.	272
8	Oceaneering International, Inc.	346
9	Peabody Energy Corp.	380
26	PetroQuest Energy, Inc. ●	186
2	RigNet, Inc. ●	27
4	SM Energy Co.	290
14	Spectra Energy Corp.	400
9	Stone Energy Corp. ●	226
12	Targa Resources Corp.	399
16	Tesoro Corp. ●	418
43	Vaalco Energy, Inc. ●	293
20	Valero Energy Corp.	503
20	Western Refining, Inc. ●	322
10	World Fuel Services Corp.	384
		10,244
	Food & Staples Retailing - 0.4%
4	Casey's General Stores, Inc.	203
6	Village Super Market, Inc. Class A	180
3	Whole Foods Market, Inc.	209
		592
	Food, Beverage & Tobacco - 2.3%
12	Campbell Soup Co.	386
8	Coca-Cola Enterprises, Inc.	225
12	ConAgra Foods, Inc.	301
17	Constellation Brands, Inc. Class A ●	342
7	Dr. Pepper Snapple Group	270
12	Flowers Foods, Inc.	247
6	H.J. Heinz Co.	321
5	Hershey Co.	269
3	Lorillard, Inc.	376
12	Sara Lee Corp.	217
31	Smart Balance, Inc. ●	200
14	Vector Group Ltd.	248
		3,402
	Health Care Equipment & Services - 8.0%
5	Amerisource Bergen Corp.	196
11	AmSurg Corp. ●	281
16	Angiodynamics, Inc. ●	248
4	Bard (C.R.), Inc.	378
39	Boston Scientific Corp. ●	231
9	CareFusion Corp. ●	236
10	Centene Corp. ●	366
8	CIGNA Corp.	359
12	Community Health Systems, Inc. ●	212
4	Computer Programs and Systems, Inc.	214
13	Coventry Health Care, Inc. ●	400
51	CryoLife, Inc. ●	235
7	DaVita, Inc. ●	462
7	Dentsply International, Inc.	262
27	Dynavox, Inc. ●	90
78	Five Star Quality Care, Inc. ●	202
4	Gen-Probe, Inc. ●	215
4	Haemonetics Corp. ●	229
28	Health Management Associates, Inc. Class A ●	247
5	Healthspring, Inc. ●	286
17	Hologic, Inc. ●	268
5	Humana, Inc.	433
4	IDEXX Laboratories, Inc. ●	266
11	Invacare Corp.	248
3	Kinetic Concepts, Inc. ●	191
8	LifePoint Hospitals, Inc. ●	309
14	Lincare Holdings, Inc.	325

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Health Care Equipment & Services - 8.0% - (continued)
4	Magellan Health Services, Inc. ●	$211
12	Masimo Corp.	238
15	Meridian Bioscience, Inc.	270
11	Molina Healthcare, Inc. ●	228
4	National Healthcare Corp.	168
12	Omnicare, Inc.	358
9	Patterson Cos., Inc.	283
13	PSS World Medical, Inc. ●	293
5	Quest Diagnostics, Inc.	257
85	RTI Biologics, Inc. ●	383
74	Solta Medical, Inc. ●	162
30	Spectranetics Corp. ●	233
21	Synergetics USA, Inc. ●	139
10	Wellcare Health Plans, Inc. ●	470
12	Wright Medical Group, Inc. ●	198
8	Young Innovations, Inc.	223
6	Zimmer Holdings, Inc. ●	316
		11,819
	Household & Personal Products - 1.0%
11	Church & Dwight Co., Inc.	505
6	Herbalife Ltd.	356
3	Natures Sunshine ●	54
5	Nu Skin Enterprises, Inc. Class A	266
32	Prestige Brands Holdings, Inc. ●	342
		1,523
	Insurance - 4.3%
10	American Financial Group, Inc.	345
5	AON Corp.	214
10	Arch Capital Group Ltd. ●	375
7	Arthur J. Gallagher & Co.	216
11	Aspen Insurance Holdings Ltd.	299
6	Assurant, Inc.	243
8	Axis Capital Holdings Ltd.	238
15	Brown & Brown, Inc.	320
6	Endurance Specialty Holdings Ltd.	231
3	Erie Indemnity Co.	213
3	Everest Re Group Ltd.	288
9	HCC Insurance Holdings, Inc.	233
1	Independence Holding Co.	7
30	Maiden Holdings Ltd.	242
8	Marsh & McLennan Cos., Inc.	233
20	Meadowbrook Insurance Group, Inc.	202
16	Progressive Corp.	312
5	Reinsurance Group of America, Inc.	267
3	RLI Corp.	232
6	Safety Insurance Group, Inc.	237
9	Torchmark Corp.	385
4	Transatlantic Holdings, Inc.	228
12	Unum Group	291
7	Validus Holdings Ltd.	194
9	W.R. Berkley Corp.	296
		6,341
	Materials - 5.3%
7	AEP Industries, Inc. ●	202
8	Airgas, Inc.	572
6	Albemarle Corp.	330
4	AptarGroup, Inc.	187
12	Ball Corp.	411
8	Bemis Co., Inc.	215
8	Cliff's Natural Resources, Inc.	532
13	Coeur d'Alene Mines Corp. ●	327
14	Crown Holdings, Inc. ●	472
5	Cytec Industries, Inc.	241
8	Ecolab, Inc.	440
3	FMC Corp.	197
10	H.B. Fuller Co.	221
7	International Flavors & Fragrances, Inc.	431
47	Landec Corp. ●	291
10	Minerals Technologies, Inc.	532
7	Nalco Holding Co.	253
22	Sealed Air Corp.	384
8	Sensient Technologies Corp.	306
4	Sigma-Aldrich Corp.	269
7	Silgan Holdings, Inc.	251
12	Sonoco Products Co.	365
55	Spartech Corp. ●	223
6	Valspar Corp.	223
		7,875
	Media - 1.5%
29	Gannett Co., Inc.	337
25	Global Sources Ltd. ●	185
21	Interpublic Group of Cos., Inc.	201
4	John Wiley & Sons, Inc. Class A	192
7	McGraw-Hill Cos., Inc.	285
9	Meredith Corp.	247
5	Omnicom Group, Inc.	236
8	Scholastic Corp.	223
6	Scripps Networks Interactive Class A	263
		2,169
	Pharmaceuticals, Biotechnology & Life Sciences - 4.5%
6	Alexion Pharmaceuticals, Inc. ●	374
53	Cambrex Corp. ●	291
8	Cepheid, Inc. ●	304
10	Charles River Laboratories International, Inc. ●	332
5	Covance, Inc. ●	237
6	Cubist Pharmaceuticals, Inc. ●	231
10	Endo Pharmaceuticals Holdings, Inc. ●	332
38	eResearch Technology, Inc. ●	192
9	Furiex Pharmaceuticals ●	134
8	Life Technologies Corp. ●	318
9	Luminex Corp. ●	202
14	Medtox Scientific, Inc.	201
2	Mettler-Toledo International, Inc. ●	276
11	Mylan, Inc. ●	205
13	Myriad Genetics, Inc. ●	267
121	Nabi Biopharmaceuticals ●	224
30	Nymox Pharmeceutical Corp. ●	275
14	Obagi Medical Products, Inc. ●	137
8	Par Pharmaceutical Cos., Inc. ●	239
51	PDL Biopharma, Inc.	312
10	PerkinElmer, Inc.	204
6	Pharmaceutical Product Development, Inc.	198
26	Qiagen N.V. ●	354
40	Sequenom, Inc. ●	198
11	ViroPharma, Inc. ●	227
14	Warner Chilcott plc ●	250
4	Watson Pharmaceuticals, Inc. ●	235
		6,749
	Real Estate - 6.7%
13	Annaly Capital Management, Inc.	214
10	Apartment Investment & Management Co.	244

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments - (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Real Estate - 6.7% - (continued)
2	Avalonbay Communities, Inc.	$247
3	Boston Properties, Inc.	267
5	BRE Properties	241
6	Camden Property Trust	370
11	CommonWealth REIT	211
31	CubeSmart	308
56	DCT Industrial Trust, Inc.	279
16	DDR Corp.	206
5	Digital Realty Trust, Inc.	281
23	Education Realty Trust, Inc.	211
4	Equity Lifestyle Properties, Inc.	281
4	Equity Residential Properties Trust	211
3	Essex Property Trust, Inc.	428
10	Extra Space Storage, Inc.	223
3	Federal Realty Investment Trust	293
9	Highwoods Properties, Inc.	266
6	Home Properties of New York, Inc.	359
46	Investors Real Estate Trust	344
7	Liberty Property Trust	224
12	LTC Properties, Inc.	344
4	Macerich Co.	212
33	Mission West Properties, Inc.	260
6	National Health Investors, Inc.	251
8	One Liberty Properties, Inc.	127
23	Penn Real Estate Investment Trust	238
16	Piedmont Office Realty Trust, Inc.	265
6	Post Properties, Inc.	251
3	PS Business Parks, Inc.	177
10	Realty Income Corp.	342
10	Senior Housing Properties Trust	224
5	Sovran Self Storage, Inc.	223
8	Tanger Factory Outlet Center	222
4	Taubman Centers, Inc.	257
12	UDR, Inc.	307
5	Universal Health Realty	202
9	Weingarten Realty Investments	202
7	Whitestone REIT	80
		9,892
	Retailing - 5.7%
11	Aaron's, Inc.	289
3	Abercrombie & Fitch Co. Class A	223
6	Ascena Retail Group, Inc. ●	185
5	Bed Bath & Beyond, Inc. ●	278
8	Best Buy Co., Inc.	207
11	Body Central Corp. ●	236
5	Buckle (The), Inc.	223
22	Chico's FAS, Inc.	267
32	Conns, Inc. ●	299
8	Dick's Sporting Goods, Inc. ●	293
5	Dollar General Corp. ●	186
3	Dollar Tree, Inc. ●	208
12	Express, Inc.	269
14	Foot Locker, Inc.	308
9	GameStop Corp. Class A ●	231
10	Genuine Parts Co.	552
11	LKQ Corp. ●	321
7	Monroe Muffler, Inc.	248
5	O'Reilly Automotive, Inc. ●	395
11	PetSmart, Inc.	539
7	Pool Corp.	211
6	Rent-A-Center, Inc.	205
19	Saks, Inc. ●	203
13	Sally Beauty Co., Inc. ●	258
14	Staples, Inc.	214
4	Tractor Supply Co.	277
4	Ulta Salon, Cosmetics & Fragrances, Inc. ●	283
7	Vitamin Shoppe, Inc. ●	257
58	Wet Seal, Inc. Class A ●	243
6	Williams-Sonoma, Inc.	218
2	Winmark Corp.	93
8	Zumiez, Inc. ●	188
		8,407
	Semiconductors & Semiconductor Equipment - 3.0%
17	ATMI, Inc. ●	343
11	Ceva, Inc. ●	354
53	Exar Corp. ●	326
40	GT Advanced Technologies, Inc. ●	330
34	Lattice Semiconductor Corp. ●	215
7	Linear Technology Corp.	239
60	LSI Corp. ●	373
10	Maxim Integrated Products, Inc.	249
26	Micrel, Inc.	288
18	Microsemi Corp. ●	340
10	PDF Solutions, Inc. ●	53
68	PLX Technology, Inc. ●	221
35	PMC - Sierra, Inc. ●	221
25	RF Micro Devices, Inc. ●	184
33	Silicon Image, Inc. ●	214
33	Tessera Technologies, Inc. ●	453
		4,403
	Software & Services - 9.5%
32	Accelrys, Inc. w/ Rights ●	210
8	ACI Worldwide, Inc. ●	233
25	Active Network, Inc. ●	338
11	Akamai Technologies, Inc. ●	304
3	Alliance Data Systems Corp. ●	338
7	Amdocs Ltd. ●	210
4	Ansys, Inc. ●	207
14	Aspen Technology, Inc. ●	242
6	Autodesk, Inc. ●	221
10	BMC Software, Inc. ●	330
12	CA, Inc.	262
27	Cadence Design Systems, Inc. ●	303
4	Citrix Systems, Inc. ●	284
6	Commvault Systems, Inc. w/ Rights ●	264
29	Deltek, Inc. ●	213
29	Demand Media, Inc. ●	201
2	Demandtec, Inc. ●	12
11	Euronet Worldwide, Inc. ●	221
8	Fair Isaac, Inc.	222
53	FalconStor Software, Inc. ●	178
4	Fiserv, Inc. ●	230
15	Fortinet, Inc. ●	346
7	Gartner, Inc. Class A ●	275
6	Global Payments, Inc.	262
5	Informatica Corp. ●	229
4	Intuit, Inc.	215
7	j2 Global Communications, Inc.	226
8	Logmein, Inc. ●	305
6	Manhattan Associates, Inc. ●	270

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.5% - (continued)
	Software & Services - 9.5% - (continued)
8	MAXIMUS, Inc.	$339
7	Micros Systems ●	353
8	Neustar, Inc. ●	241
8	Nuance Communications, Inc. ●	201
7	Opnet Technologies, Inc.	309
12	Paychex, Inc.	355
13	Progress Software Corp. ●	265
7	QAD, Inc. ●	76
13	Quest Software, Inc. ●	232
6	Red Hat, Inc. ●	290
31	Rosetta Stone, Inc. ●	313
5	Rovi Corp. ●	238
20	S1 Corp. ●	194
12	SciQuest, Inc. ●	182
39	SeaChange International, Inc. ●	331
10	Solarwinds, Inc. ●	297
13	SS&C Technologies Holdings, Inc. ●	213
10	Synopsys, Inc. ●	265
15	TechTarget ●	110
62	Telenav, Inc. ●	529
7	Tibco Software, Inc. ●	214
13	Total System Services, Inc.	262
7	Travelzoo, Inc. ●	234
46	United Online, Inc.	272
12	Valueclick, Inc. ●	204
13	VeriSign, Inc.	401
		14,071
	Technology Hardware & Equipment - 2.8%
4	Amphenol Corp. Class A	195
21	AVX Corp.	285
10	Black Box Corp.	271
88	Brocade Communications Systems, Inc. ●	387
6	Cognex Corp.	207
9	Comtech Telecommunications Corp.	307
10	CTS Corp.	96
11	Diebold, Inc.	352
6	Itron, Inc. ●	221
13	Molex, Inc.	311
8	Park Electrochemical Corp.	215
23	QLogic Corp. ●	317
8	Riverbed Technology, Inc. ●	210
20	Tekelec ●	194
12	Western Digital Corp. ●	314
31	Xerox Corp.	254
		4,136
	Telecommunication Services - 1.1%
4	AboveNet, Inc.	241
39	Alaska Communication Systems Holdings, Inc.	276
88	Cincinnati Bell, Inc. ●	284
7	Crown Castle International Corp. ●	287
11	SBA Communications Corp. ●	402
14	Surewest Communications	164
		1,654
	Transportation - 3.2%
5	C.H. Robinson Worldwide, Inc.	375
26	Delta Air Lines, Inc. ●	224
7	Expeditors International of Washington, Inc.	329
7	Forward Air Corp.	235
24	Heartland Express, Inc.	325
14	J.B. Hunt Transport Services, Inc.	573
5	Kansas City Southern ●	337
4	Kirby Corp. ●	234
26	Knight Transportation, Inc.	394
9	Landstar System, Inc.	395
5	Ryder System, Inc.	265
34	Southwest Airlines Co.	290
18	UTI Worldwide, Inc.	257
10	Werner Enterprises, Inc.	229
26	Wesco Aircraft Holdings, Inc. ●	297
		4,759
	Utilities - 6.5%
31	AES Corp. ●	344
5	AGL Resources, Inc.	222
9	Alliant Energy Corp.	366
8	Ameren Corp.	261
10	American Water Works Co., Inc.	300
1	Artesian Resources Corp.	15
9	Atmos Energy Corp.	311
8	Avista Corp.	201
4	CH Energy Group	239
21	CMS Energy Corp.	441
6	Consolidated Edison, Inc.	336
8	DPL, Inc.	232
4	DTE Energy Co.	198
5	Edison International	211
5	Laclede Group, Inc.	213
9	MDU Resources Group, Inc.	194
5	Middlesex Water Co.	102
19	N.V. Energy, Inc.	303
12	Northeast Utilities	411
6	NorthWestern Corp.	200
9	Nstar Co.	412
6	OGE Energy Corp.	300
20	Pepco Holdings, Inc.	396
9	Pinnacle West Capital Corp.	392
12	PNM Resources, Inc.	209
11	Portland General Electric Co.	272
10	PPL Corp.	306
4	Progress Energy, Inc.	198
11	SCANA Corp.	462
5	Sempra Energy	258
19	TECO Energy, Inc.	345
12	UGI Corp.	347
8	Westar Energy, Inc.	204
12	Xcel Energy, Inc.	315
		9,516

	Total common stocks (cost $140,996)	$145,353

	Total long-term investments (cost $140,996)	$145,353

SHORT-TERM INVESTMENTS - 1.2%
Repurchase Agreements - 1.0%
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $266, collateralized by U.S. Treasury Note 0.63%, 2014, value of $272)
$266	0.08%, 10/31/2011	$266

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund
Schedule of Investments - (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 1.2% - (continued)
Repurchase Agreements - 1.0% - (continued)
	RBC Capital Markets Corp. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $493, collateralized by U.S. Treasury Note 0.13% - 0.38%, 2012 - 2013, value of $503)
$493	0.05%, 10/31/2011		$493
	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $525, collateralized by U.S. Treasury Note 1.50% - 4.25%, 2013 - 2016, value of $535)
525	0.07%, 10/31/2011		525
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $152, collateralized by U.S. Treasury Bond 3.88%, 2040, value of $155)
152	0.08%, 10/31/2011		152
			1,436
U.S. Treasury Bills - 0.2%
420	0.01%, 2/2/2012 □○		$420

	Total short-term investments (cost $1,856)		$1,856

	Total investments (cost $142,852) ▲	99.7%	$147,209
	Other assets and liabilities	0.3%	439
	Total net assets	100.0%	$147,648

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 0.9% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $143,626 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,326
Unrealized Depreciation	(4,743)
Net Unrealized Appreciation	$3,583

●	Non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition

The accompanying notes are an integral part of these financial statements.

10

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
Russell 2000 Mini	10	Long	12/16/2011	$739	$683	$56
S&P 400 Mini	12	Long	12/16/2011	1,063	984	79
						$135

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$145,353	$145,353	$–	$–
Short-Term Investments	1,856	–	1,856	–
Total	$147,209	$145,353	$1,856	$–
Futures *	135	135	–	–
Total	$135	$135	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $142,852)	$147,209
Cash	9
Receivables:
Investment securities sold	31,477
Fund shares sold	190
Dividends and interest	93
Variation margin	28
Other assets	81
Total assets	179,087
Liabilities:
Payables:
Investment securities purchased	31,186
Fund shares redeemed	117
Investment management fees	21
Administrative fees	—
Distribution fees	5
Variation margin	76
Accrued expenses	34
Total liabilities	31,439
Net assets	$147,648
Summary of Net Assets:
Capital stock and paid-in-capital	$162,709
Accumulated undistributed net investment income	40
Accumulated net realized loss on investments	(19,593)
Unrealized appreciation of investments	4,492
Net assets	$147,648

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.10/$10.69
Shares outstanding	4,420
Net assets	$44,655
Class B: Net asset value per share	$9.69
Shares outstanding	497
Net assets	$4,821
Class C: Net asset value per share	$9.62
Shares outstanding	1,009
Net assets	$9,702
Class R3: Net asset value per share	$10.35
Shares outstanding	11
Net assets	$113
Class R4: Net asset value per share	$10.36
Shares outstanding	11
Net assets	$113
Class R5: Net asset value per share	$10.36
Shares outstanding	11
Net assets	$114
Class Y: Net asset value per share	$10.36
Shares outstanding	8,507
Net assets	$88,130

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$1,933
Interest	3
Less: Foreign tax withheld	(1)
Total investment income	1,935

Expenses:
Investment management fees	934
Administrative services fees	—
Transfer agent fees	179
Distribution fees
Class A	123
Class B	55
Class C	107
Class R3	—
Class R4	—
Custodian fees	22
Accounting services fees	15
Registration and filing fees	65
Board of Directors' fees	2
Audit fees	11
Other expenses	27
Total expenses (before waivers)	1,540
Expense waivers	(57)
Transfer agent fee waivers	(8)
Total waivers	(65)
Total expenses, net	1,475
Net Investment Income	460
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	14,990
Net realized gain on futures	170
Net Realized Gain on Investments and Other Financial Instruments	15,160
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(4,702)
Net unrealized appreciation of futures	27
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(4,675)
Net Gain on Investments and Other Financial Instruments	10,485
Net Increase in Net Assets Resulting from Operations	$10,945

The accompanying notes are an integral part of these financial statements.

14

The Hartford Small/Mid Cap Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$460	$177
Net realized gain on investments and other financial instruments	15,160	17,283
Net unrealized depreciation of investments and other financial instruments	(4,675)	(1,545)
Net Increase In Net Assets Resulting From Operations	10,945	15,915
Distributions to Shareholders:
From net investment income
Class A	(137)	—
Class Y	(318)	—
Total distributions	(455)	—
Capital Share Transactions:
Class A	(4,900)	12,741	*
Class B	(1,020)	1,031	†
Class C	(1,038)	2,555	‡
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	39,763	35,368 §
Net increase from capital share transactions	33,105	51,695
Net Increase In Net Assets	43,595	67,610
Net Assets:
Beginning of period	104,053	36,443
End of period	$147,648	$104,053
Accumulated undistributed (distribution in excess of) net investment income (loss)	$40	$177

*	Includes merger activity in the amount of $15,788.
†	Includes merger activity in the amount of $2,209.
‡	Includes merger activity in the amount of $3,087.
§	Includes merger activity in the amount of $31,354.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the

16

Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market

17

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These

18

differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

19

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Variation margin receivable *	$—	$—	$—	$28	$—	$—	$28
Total	$—	$—	$—	$28	$—	$—	$28

Liabilities:
Variation margin payable *	$—	$—	$—	$76	$—	$—	$76
Total	$—	$—	$—	$76	$—	$—	$76

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $135 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on futures	$—	$—	$—	$170	$—	$—	$170
Total	$—	$—	$—	$170	$—	$—	$170

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of futures	$—	$—	$—	$27	$—	$—	$27
Total	$—	$—	$—	$27	$—	$—	$27

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages

20

or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$455	$—

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$40
Accumulated Capital Losses *	(18,684)
Unrealized Appreciation †	3,583
Total Accumulated Deficit	$(15,061)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that

21

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(142)
Accumulated Net Realized Gain (Loss) on Investments	142

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,348
2017	17,336
Total	$18,684

As a result of mergers in the Fund, certain provisions in the IRC may limit the future utilization of capital losses. As of October 31, 2011, the Fund utilized $15,258 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

22

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

Effective November 1, 2011, accounting services fees were increased by 0.002% for the first $10 billion of the Fund’s average daily net assets. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.50%	1.20%	0.90%	0.85%

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $145 and contingent deferred sales charges of $14 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

23

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $8.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

f)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.13%	25.00%
Class B	0.13	23.67
Class C	0.13	23.77
Class Y	0.13	23.35

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$280,458
Sales Proceeds Excluding U.S. Government Obligations	247,397

9.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11

24

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	995	13	(1,503)	—	(495)	1,109	—	(1,459)	1,898	1,548
Amount	$10,339	$132	$(15,371)	$—	$(4,900)	$9,396	$—	$(12,443)	$15,788	$12,741
Class B
Shares	25	—	(128)	—	(103)	57	—	(198)	274	133
Amount	$264	$—	$(1,284)	$—	$(1,020)	$469	$—	$(1,647)	$2,209	$1,031
Class C
Shares	193	—	(302)	—	(109)	249	—	(318)	386	317
Amount	$1,951	$—	$(2,989)	$—	$(1,038)	$2,045	$—	$(2,577)	$3,087	$2,555
Class R3
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	4,452	30	(405)	—	4,077	501	—	(30)	3,689	4,160
Amount	$43,952	$318	$(4,507)	$—	$39,763	$4,296	$—	$(282)	$31,354	$35,368
Total
Shares	5,698	43	(2,338)	—	3,403	1,916	—	(2,005)	6,247	6,158
Amount	$56,806	$450	$(24,151)	$—	$33,105	$16,206	$—	$(16,949)	$52,438	$51,695

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	16	$168
For the Year Ended October 31, 2010	25	$216

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

25

The Hartford Small/Mid Cap Equity Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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27

The Hartford Small/Mid Cap Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (D)
A	$9.37	$0.03	$–	$0.73	$0.76	$(0.03)	$–	$–	$(0.03)	$0.73	$10.10
B	9.04	(0.05)	–	0.70	0.65	–	–	–	–	0.65	9.69
C	8.97	(0.05)	–	0.70	0.65	–	–	–	–	0.65	9.62
R3(E)	9.13	–	–	1.22	1.22	–	–	–	–	1.22	10.35
R4(E)	9.13	–	–	1.23	1.23	–	–	–	–	1.23	10.36
R5(E)	9.13	–	–	1.23	1.23	–	–	–	–	1.23	10.36
Y	9.60	0.07	–	0.76	0.83	(0.07)	–	–	(0.07)	0.76	10.36

For the Year Ended October 31, 2010 (D)
A	7.49	0.02	–	1.86	1.88	–	–	–	–	1.88	9.37
B	7.27	(0.05)	–	1.82	1.77	–	–	–	–	1.77	9.04
C	7.21	(0.04)	–	1.80	1.76	–	–	–	–	1.76	8.97
Y	7.64	0.05	–	1.91	1.96	–	–	–	–	1.96	9.60

For the Year Ended October 31, 2009 (D)
A	6.04	–	–	1.45	1.45	–	–	–	–	1.45	7.49
B	5.89	(0.02)	–	1.40	1.38	–	–	–	–	1.38	7.27
C	5.86	(0.04)	–	1.39	1.35	–	–	–	–	1.35	7.21
Y	6.15	0.01	–	1.48	1.49	–	–	–	–	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	–	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	(6.69)	6.04
B	12.50	(0.06)	–	(4.97)	(5.03)	–	(1.58)	–	(1.58)	(6.61)	5.89
C	12.46	(0.08)	–	(4.94)	(5.02)	–	(1.58)	–	(1.58)	(6.60)	5.86
Y	12.88	0.05	–	(5.20)	(5.15)	–	(1.58)	–	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0.05)	–	1.98	1.93	–	(0.48)	–	(0.48)	1.45	12.73
B	11.14	(0.11)	–	1.95	1.84	–	(0.48)	–	(0.48)	1.36	12.50
C	11.13	(0.13)	–	1.94	1.81	–	(0.48)	–	(0.48)	1.33	12.46
Y	11.36	(0.57)	–	2.57	2.00	–	(0.48)	–	(0.48)	1.52	12.88

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on September 30, 2011.
(F)	Not annualized.
(G)	Annualized.
(H)
During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010.  These purchases are excluded from the portfolio turnover calculation.

(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

8.09%		$44,655	1.36%		1.30%		1.30%		0.27%		202%
7.19		4,821	2.31		2.05		2.05		(0.47)		–
7.25		9,702	2.13		2.05		2.05		(0.48)		–
13.36	(F)	113	1.61	(G)	1.50	(G)	1.50	(G)	(0.40	) (G)	–
13.47	(F)	113	1.31	(G)	1.20	(G)	1.20	(G)	(0.12	) (G)	–
13.47	(F)	114	1.01	(G)	0.90	(G)	0.90	(G)	0.17	(G)	–
8.61		88,130	0.87		0.85		0.85		0.68		–

25.10		46,068	1.45		1.31		1.31		0.19		399	(H)
24.35		5,420	2.39		2.06		2.06		(0.55)		–
24.41		10,025	2.22		2.06		2.06		(0.56)		–
25.65		42,540	0.89		0.87		0.87		0.65		–

24.01		25,208	1.76		1.21		1.21		0.03		172
23.43		3,396	2.89		1.59		1.59		(0.37)		–
23.04		5,778	2.59		1.88		1.88		(0.67)		–
24.23		2,061	1.01		0.95		0.95		0.18		–

(45.38)		21,304	1.50		1.35		1.35		0.05		292
(45.59)		2,584	2.56		1.82		1.82		(0.63)		–
(45.67)		3,002	2.39		1.99		1.99		(0.89)		–
(45.12)		136	0.98		0.95		0.95		0.67		–

17.76	(I)	22,074	1.60		1.37		1.37		(0.43)		186
17.15	(I)	4,509	2.55		1.96		1.96		(1.01)		–
16.89	(I)	4,772	2.40		2.12		2.12		(1.17)		–
18.28	(I)	115	1.11		1.03		1.03		(0.44)		–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small/Mid Cap Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small/Mid Cap Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

30

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Small/Mid Cap Equity Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

32

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Small/Mid Cap Equity Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

34

The Hartford Small/Mid Cap Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$879.80	$6.16	$1,000.00	$1,018.65	$6.62	1.30%	184	365
Class B	$1,000.00	$876.90	$9.70	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$876.90	$9.70	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class R3*	$1,000.00	$881.60	$1.20	$1,000.00	$1,002.97	$1.28	1.50	31	365
Class R4*	$1,000.00	$882.50	$0.96	$1,000.00	$1,003.23	$1.02	1.20	31	365
Class R5*	$1,000.00	$882.50	$0.72	$1,000.00	$1,003.48	$0.77	0.90	31	365
Class Y	$1,000.00	$882.50	$4.03	$1,000.00	$1,020.92	$4.33	0.85	184	365

*	Commenced operations on September 30, 2011.

35

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Small/Mid Cap Equity Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

37

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

38

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SMC11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Strategic Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview 5/31/07 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Strategic Income A#	5.20%	4.81%
Strategic Income A##	0.47%	3.73%
Strategic Income B#	4.51%	3.98%
Strategic Income B##	-0.49%	3.61%
Strategic Income C#	4.43%	4.06%
Strategic Income C##	3.43%	4.06%
Strategic Income I#	5.47%	5.11%
Strategic Income R3#	5.62%	5.84%
Strategic Income R4#	5.65%	5.85%
Strategic Income R5#	5.68%	5.86%
Strategic Income Y#	5.69%	5.86%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.83%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Class Y shares commenced operations on 8/31/07. Accordingly, the "Since Inception" performance shown for Class Y is since that date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Strategic Income Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Michael Bacevich	Nasri Toutoungi	Joseph Portera
Managing Director	Managing Director	Executive Vice President

Michael Gray, CFA
Managing Director

How did the Fund perform?
The Class A shares of The Hartford Strategic Income Fund returned 5.20%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index returned 5.00%, while the average return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.70%.

Why did the Fund perform this way?
The Fund performed well through the first portion of the year due to its ‘risk on’ bias and significant exposure across a number of risk sectors. Slow improvement in U.S. economic conditions, strong and stable corporate fundamentals, and retail demand for yield products combined to drive credit spreads tighter, benefiting the portfolio’s active overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions across the High Yield (HY), Bank Loans, Commercial Mortgage Backed Securities (CMBS) and Emerging Market Debt (EMD) markets. The portfolio also remained underweight (i.e. the Fund’s sector position was less than the benchmark position) Government Bonds and other ‘risk free’ assets during this period, and generally maintained a longer duration profile than its benchmark.

As we entered 2011, we became increasingly wary of several major cross currents developing for the global economy. In the U.S., persistent weakness in housing and employment and growing political rancor began to create what we consider a negative feedback loop for consumption and investment. Deteriorating sovereign conditions across peripheral Europe and the inability of European Union (EU) and European Central Bank (ECB) leaders to craft a comprehensive, effective stabilization program for member nations increased anxiety and eroded liquidity across financial markets. Finally, mounting stresses and uncertainties in the rapidly growing Chinese economy began to cast doubt on global growth and inflation trends.

Against this backdrop, in early 2011 we moved to de-risk the portfolio significantly. We began by liquidating a substantial portion of the Fund’s higher risk holdings (HY and EMD) and rotating into what we consider high quality, capital preservation-oriented sectors (select Non-U.S. Sovereign debt including Canada and Norway, U.S. Treasuries, and cash). We also implemented a number of defensive strategies using derivatives (hedges) that were intended to soften the portfolio impact of widening credit spreads. The portfolio continued to have a longer duration profile than the broad market – but it did reduce its sensitivity to the volatile 10-30 year segment of the Treasury curve on a selective basis. Collectively these actions helped mitigate the Fund’s performance volatility through mid-summer, and contributed meaningfully to strong peer-relative performance for the year. However, as risk market conditions deteriorated more rapidly into the fall, the asset allocation and hedging actions described above were insufficient to fully offset valuation declines that occurred in the portfolio’s remaining risk exposures during the August – October period.

What is the outlook?
While current valuations seem to be more reflective of the downside risks we see to the global economy, we believe there are a number of reasons to remain cautious. Business and consumer confidence continues to be low, corporate revenue and profitability growth are softening, and employment and housing markets remain extremely challenged. In addition, the magnitude of Federal Reserve monetary policy accommodation in the U.S. economy is so significant that an increasing number of economists and Fed Governors have expressed concern over the limited potential effectiveness of additional measures. The likelihood of stimulative fiscal policy measures also remains unclear, as investor and rating agency angst over U.S. public sector leverage seems to be continuing to force significant budgetary restraint.

We believe conditions are even worse in Europe; while the EU and ECB have been able to “kick the can down the road” for some time, Greek sovereign debt pricing now reflects nearly imminent restructuring. European leaders are scrambling to assemble a cohesive, broad-reaching policy response in an attempt to ring fence the European financial system and critical peripheral countries (Italy and Spain) from a self-fulfilling funding crisis. Successful passage and implementation of this complex plan should lend some support to financial markets; however, our view is that this

3

The Hartford Strategic Income Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

will likely result in financial and disruption costs that prove difficult for many EU members to absorb amidst a structural decline in growth. U.S. asset valuations eventually could be one of the few beneficiaries of this relatively bleak “success” scenario, as wider risk premiums begin enticing capital back into U.S. corporate debt and equity markets that may offer the best risk-adjusted return profile in a ‘muddle through’ period of sub-standard domestic growth.

Despite this intermediate-term view, we expect market volatility to remain elevated near-term. High yield spreads imply a higher default rate than we currently forecast in our base case scenario, and investment grade spreads also seem to reflect a more challenging environment over the near-term. We expect corporate debt markets to remain highly sensitive to equity market gyrations and sentiment indicators.

We expect U.S. interest rates to settle into a more ‘range-bound’ environment, marking the end of a long bull run. The Fed’s current plan to hold short term rates at extremely low levels for the next two years (or longer) should provide an anchor for the short end of the Treasury curve. “Operation Twist” (which, simply put, can be described as the Federal reserve’s attempt to bring short term and long term interest rates closer together) should provide a baseline level of demand for Treasuries, but the direction of rates within any ultimate range is more likely to be influenced by confidence levels, investor risk appetites, and the pace of economic recovery. As a result, we will continue to implement interest rate strategies opportunistically for the foreseeable future. Our long-term outlook for Europe and the Euro remains negative, and we maintain a bias for a weaker Euro and Swiss Franc versus the U.S. Dollar. We are also retaining a cautious outlook for commodity currencies pending greater clarity around the severity and duration of any slowdown in the Chinese economy.

Distribution by Credit Quality
as of October 31, 2011

Credit Rating *	Percentage of Net Assets
Aaa / AAA	15.4%
Aa / AA	1.7
A	4.6
Baa / BBB	12.3
Ba / BB	10.1
B	23.1
Caa / CCC or Lower	10.4
Unrated	2.6
U.S. Government Securities	12.7
Non Debt Securities and Other Short-Term Instruments	6.5
Other Assets & Liabilities	0.6
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Security Type
as of October 31, 2011

Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	3.5%
Call Options Purchased	0.2
Common Stocks	0.2
Corporate Bonds	47.3
Foreign Government Obligations	20.6
Preferred Stocks	0.9
Put Options Purchased	0.1
Senior Floating Rate Interests	8.8
U.S. Government Agencies	0.1
U.S. Government Securities	11.7
Warrants	0.0
Short-Term Investments	6.0
Other Assets and Liabilities	0.6
Total	100.0%

4

Diversification by Industry
as of October 31, 2011

Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	2.2%
Administrative Waste Management and Remediation	0.9
Agriculture, Construction, Mining and Machinery	0.1
Agriculture, Forestry, Fishing and Hunting	0.4
Air Transportation	1.6
Arts, Entertainment and Recreation	4.3
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	1.7
Computer and Electronic Product Manufacturing	0.6
Construction	0.7
Educational Services	0.4
Finance and Insurance	17.4
Food Manufacturing	0.4
Food Services	0.8
Health Care and Social Assistance	0.6
Information	4.7
Media	0.4
Mining	0.6
Motor Vehicle and Parts Manufacturing	1.3
Paper Manufacturing	0.5
Petroleum and Coal Products Manufacturing	3.4
Pipeline Transportation	0.8
Plastics and Rubber Products Manufacturing	0.2
Primary Metal Manufacturing	0.1
Printing and Related Support Activities	0.4
Professional, Scientific and Technical Services	2.3
Real Estate, Rental and Leasing	2.0
Retail Trade	4.0
Soap, Cleaning Compound and Toilet Manufacturing	0.0
Truck Transportation	0.3
Utilities	5.5
Wholesale Trade	0.4
Total	59.6%
Equity Securities
Automobiles & Components	0.6
Banks	0.3
Energy	0.2
Food, Beverage & Tobacco	0.0
Total	1.1%
Call Options Purchased	0.2
Foreign Government Obligations	20.6
Put Options Purchased	0.1
U.S. Government Agencies	0.1
U.S. Government Securities	11.7
Short-Term Investments	6.0
Other Assets and Liabilities	0.6
Total	100.0%

5

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
	Finance and Insurance - 3.5%
	Banc of America Commercial Mortgage, Inc.
$230	5.62%, 06/10/2049 Δ	$243
	Banc of America Large Loan
1,204	1.99%, 11/15/2015 ■Δ	1,096
650	5.33%, 12/16/2043 ■	585
550	5.65%, 06/15/2049 ■Δ	530
	Bayview Financial Acquisition Trust
250	0.00%, 08/28/2047 ●	58
	Citigroup Commercial Mortgage Trust
410	5.89%, 12/10/2049 Δ	448
	Commercial Mortgage Pass-Through Certificates
2,470	5.30%, 07/10/2046 ■►	243
1,430	5.61%, 06/09/2028 ■	1,405
660	5.95%, 06/09/2028 ■	647
2,699	8.25%, 10/01/2020 ■►	114
	Credit-Based Asset Servicing and Securitization
62	0.51%, 05/25/2036 ■Δ	53
	Crest Clarendon Street
219	0.84%, 12/28/2017 ■Δ	214
	CW Capital Cobalt Ltd.
460	5.48%, 04/15/2047	487
	GMAC Mortgage Corp. Loan Trust
361	6.05%, 12/25/2037 Δ	233
	GMAC Mortgage Servicer Advance Funding
1,330	3.72%, 03/15/2023 ■	1,341
	Goldman Sachs Mortgage Securities Corp. II
4,034	6.00%, 08/10/2020 ■►	352
	Greenwich Capital Commercial Funding Corp.
622	0.00%, 11/05/2021 ⌂■●	–
	IMPAC Commercial Mortgage Backed Trust
195	1.74%, 02/25/2036 Δ	140
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,695	0.74%, 02/15/2019 ■Δ	1,619
130	5.34%, 05/15/2047	124
270	5.44%, 06/12/2047 Δ	284
1,249	6.00%, 09/15/2020 ■►	126
1,360	10.00%, 10/15/2020 ■►	62
	Merrill Lynch/Countrywide Commercial Mortgage Trust
845	5.38%, 08/12/2048	875
	Morgan Stanley Capital I
675	5.77%, 04/12/2049 Δ	693
	RBSCF Trust
640	5.51%, 04/16/2047 ■Δ	605
	Renaissance Home Equity Loan Trust
585	5.58%, 11/25/2036 Δ	335
	Residential Funding Mortgage Securities, Inc.
1,291	6.00%, 07/25/2037 ⌂	1,061
	Sovereign Commercial Mortgage Securities
815	5.95%, 07/22/2030 ■Δ	844
	Wells Fargo Alternative Loan Trust
431	6.25%, 11/25/2037 ⌂	339
	WF-RBS Commercial Mortgage Trust
1,075	4.90%, 06/15/2044 ■	1,129
		16,285

	Total asset & commercial mortgage backed securities
	(cost $17,268)	$16,285

CORPORATE BONDS - 47.3%
	Accommodation and Food Services - 1.8%
	MGM Mirage, Inc.
$135	10.38%, 05/15/2014	$151
3,511	11.13%, 11/15/2017	3,985
	MGM Resorts International
4,070	11.38%, 03/01/2018	4,426
		8,562
	Administrative Waste Management and Remediation - 0.4%
	Energy Solutions, Inc. LLC
2,009	10.75%, 08/15/2018	2,029

	Agriculture, Forestry, Fishing and Hunting - 0.4%
	American Seafood Group LLC
1,858	10.75%, 05/15/2016 ■	1,863

	Air Transportation - 1.3%
	American Airlines
2,004	10.38%, 07/02/2019	2,154
	Continental Airlines, Inc.
2,119	5.98%, 04/19/2022	2,162
	United Air Lines, Inc.
1,590	9.88%, 08/01/2013 ■	1,665
		5,981
	Arts, Entertainment and Recreation - 3.8%
	Clubcorp Club Operations, Inc.
870	10.00%, 12/01/2018	822
	Downstream Development Authority
822	10.50%, 07/01/2019 ■	789
	Equinix, Inc.
241	7.00%, 07/15/2021	257
	FireKeepers Development Authority
1,020	13.88%, 05/01/2015 ■	1,163
	Globo Comunicacao e Participacoes S.A
600	6.25%, 07/20/2015 §♠	624
	Knight Ridder, Inc.
5,485	6.88%, 03/15/2029	2,688
	McClatchy Co.
1,723	11.50%, 02/15/2017	1,701
	NAI Entertainment Holdings LLC
1,669	8.25%, 12/15/2017 ■	1,757
	Pinnacle Entertainment
205	8.63%, 08/01/2017	219
	Time Warner Cable, Inc.
900	8.25%, 04/01/2019	1,146
	TL Acquisitions, Inc.
1,741	10.50%, 01/15/2015 ■	1,375

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS - 47.3% - (continued)
		Arts, Entertainment and Recreation - 3.8% - (continued)
		XM Satellite Radio, Inc.
	$4,452	13.00%, 08/01/2013 ■	$5,064
			17,605
		Beverage and Tobacco Product Manufacturing - 0.6%
		Altria Group, Inc.
	671	10.20%, 02/06/2039	1,036
		Anheuser-Busch InBev N.V
BRL	3,145	9.75%, 11/17/2015	1,933
			2,969
		Chemical Manufacturing - 1.3%
		Dow Chemical Co.
	1,645	8.55%, 05/15/2019	2,137
		Ferro Corp.
	2,730	7.88%, 08/15/2018	2,757
		Yara International ASA
	825	7.88%, 06/11/2019 ■	1,019
			5,913
		Computer and Electronic Product Manufacturing - 0.6%
		Magnachip Semiconductor
	2,294	10.50%, 04/15/2018	2,345
		Seagate Technology International
	413	10.00%, 05/01/2014 ■	470
			2,815
		Construction - 0.7%
		Odebrecht Finance Ltd.
	2,510	7.00%, 04/21/2020 §	2,686
		Urbi Desarrollos Urbanos
	400	9.50%, 01/21/2020 §	414
			3,100
		Finance and Insurance - 12.9%
		Banco de Credito del Peru/Panama
	2,000	4.75%, 03/16/2016 ■	1,991
		BankBoston Capital Trust
	2,800	1.10%, 06/15/2027 Δ	1,709
		CDP Financial, Inc.
	4,000	3.00%, 11/25/2014 ■	4,164
		CIT Group, Inc.
	11,292	7.00%, 05/01/2017	11,292
		CNL Lifestyle Properties
	912	7.25%, 04/15/2019	821
		Corpoacion Andina De Fomento
	5,140	3.75%, 01/15/2016	5,158
		Discover Financial Services, Inc.
	910	10.25%, 07/15/2019	1,093
		Ford Motor Credit Co.
	1,710	6.63%, 08/15/2017	1,874
		Ineos Finance plc
	791	9.00%, 05/15/2015 ■	813
		JP Morgan Chase Capital II
	230	0.75%, 02/01/2027 Δ	168
		Liberty Mutual Group, Inc.
	1,759	10.75%, 06/15/2058 ■	2,137
		Macquarie Bank Ltd.
	304	6.63%, 04/07/2021 ■	298
		Myriad International Holdings B.V
	1,965	6.38%, 07/28/2017 ■	2,107
		Nationwide Mutual Insurance Co.
	980	9.38%, 08/15/2039 ■	1,202
	Penson Worldwide, Inc.
1,938	12.50%, 05/15/2017 ■	1,453
	Provident Funding Associates L.P.
1,717	10.13%, 02/15/2019 ■	1,614
3,036	10.25%, 04/15/2017 ■	3,036
	Rabobank Netherlands
1,529	11.00%, 06/30/2019 ■♠	1,850
	Santander Holdings USA
738	4.63%, 04/19/2016	727
	SLM Corp.
3,895	6.25%, 01/25/2016	3,895
	Springleaf Finance Corp.
9,292	6.90%, 12/15/2017	7,085
	UPCB Finance III Ltd.
1,860	6.63%, 07/01/2020 ■	1,851
	Vnesheconombank
2,000	5.45%, 11/22/2017 ■	2,030
	VTB Capital S.A
2,000	6.55%, 10/13/2020 ■	1,970
		60,338
	Food Manufacturing - 0.4%
	Sigma Alimentos S.A
1,600	5.63%, 04/14/2018 §	1,628
		1,628
	Food Services - 0.8%
	Arcos Dorados S.A
916	7.50%, 10/01/2019 ■	989
	Landry's Restaurants, Inc.
2,781	11.63%, 12/01/2015	2,948
		3,937
	Health Care and Social Assistance - 0.6%
	Examworks Group, Inc.
636	9.00%, 07/15/2019 ■	612
	Fresenius Medical Care US
414	6.50%, 09/15/2018 ■	435
	HCA, Inc.
2,280	7.50%, 11/15/2095	1,847
		2,894
	Information - 3.7%
	Clearwire Corp.
3,977	12.00%, 12/01/2015 ■	3,400
	GXS Worldwide, Inc.
1,450	9.75%, 06/15/2015	1,348
	Level 3 Financing, Inc.
4,562	10.00%, 02/01/2018	4,836
	MTS International Funding Ltd.
1,500	8.63%, 06/22/2020 ■	1,639
	Qwest Corp.
1,050	7.25%, 10/15/2035	1,039
	Rogers Cable, Inc.
390	8.75%, 05/01/2032	562
	Telemar Norte Leste S.A
2,075	5.50%, 10/23/2020 ■	2,091
	Trilogy International Partners LLC
1,827	10.25%, 08/15/2016 ■	1,704
	Videotron Ltee
507	9.13%, 04/15/2018	558
		17,177

The accompanying notes are an integral part of these financial statements.

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 47.3% - (continued)
	Mining - 0.3%
	Anglo American Capital plc
$122	9.38%, 04/08/2019 ■	$158
	Rio Tinto Finance USA Ltd.
320	9.00%, 05/01/2019	437
	Southern Copper Corp.
660	6.75%, 04/16/2040	692
		1,287
	Motor Vehicle and Parts Manufacturing - 0.5%
	Chrysler Group
710	8.25%, 06/15/2021 ■	649
	Ford Motor Co.
690	7.50%, 08/01/2026	745
640	9.22%, 09/15/2021	762
		2,156
	Paper Manufacturing - 0.5%
	Georgia-Pacific LLC
420	9.50%, 12/01/2011	422
	Mercer International, Inc.
1,876	9.50%, 12/01/2017	1,900
		2,322
	Petroleum and Coal Products Manufacturing - 3.3%
	EV Energy Partners Finance
1,252	8.00%, 04/15/2019 ■	1,246
	Gazprom International S.A
1,461	7.20%, 02/01/2020 §	1,607
	Kazmunaigaz Finance Sub B.V
1,650	11.75%, 01/23/2015 ■	2,005
	Key Energy Services, Inc.
1,173	6.75%, 03/01/2021	1,199
	Nabors Industries, Inc.
634	9.25%, 01/15/2019	799
	Pemex Project Funding Master Trust
1,000	6.63%, 06/15/2035	1,090
	Petrobras International Finance Co.
2,860	5.75%, 01/20/2020	3,072
	Plains Exploration & Production Co.
300	10.00%, 03/01/2016	333
	Rowan Cos., Inc.
813	7.88%, 08/01/2019	970
	Tesoro Corp.
667	9.75%, 06/01/2019	750
	Valero Energy Corp.
441	9.38%, 03/15/2019	576
	Western Refining, Inc.
1,300	11.25%, 06/15/2017 ■	1,437
		15,084
	Pipeline Transportation - 0.8%
	Dynegy Holdings, Inc.
5,536	7.75%, 06/01/2019	3,598

	Plastics and Rubber Products Manufacturing - 0.2%
	Sealed Air Corp.
389	8.13%, 09/15/2019 ■	422
628	8.38%, 09/15/2021 ■	680
		1,102
	Primary Metal Manufacturing - 0.1%
	Alcoa, Inc.
660	6.15%, 08/15/2020	681

	Printing and Related Support Activities - 0.4%
	Sheridan (The) Group, Inc.
1,964	12.50%, 04/15/2014	1,684

	Professional, Scientific and Technical Services - 1.6%
	Affinion Group, Inc.
5,927	11.50%, 10/15/2015	5,305
2,880	11.63%, 11/15/2015	2,354
		7,659
	Real Estate, Rental and Leasing - 1.6%
	International Lease Finance Corp.
1,926	6.50%, 09/01/2014 ■	1,984
4,600	6.75%, 09/01/2016 ■	4,732
	Maxim Crane Works L.P.
682	12.25%, 04/15/2015 ■	621
		7,337
	Retail Trade - 2.6%
	Ahold Lease USA, Inc.
1,321	8.62%, 01/02/2025	1,541
	Automotores Gildemeister
4,100	8.25%, 05/24/2021 ■	4,182
	Gap, Inc.
1,450	5.95%, 04/12/2021	1,377
	Jaguar Land Rover plc
1,450	8.13%, 05/15/2021 ■	1,428
	Liz Claiborne, Inc.
2,185	10.50%, 04/15/2019 ■	2,344
	Sears Holdings Corp.
1,430	6.63%, 10/15/2018	1,233
		12,105
	Soap, Cleaning Compound and Toilet Manufacturing - 0.0%
	Yankee Candle Co.
193	10.25%, 02/15/2016	177

	Truck Transportation - 0.3%
	Swift Transportation Co., Inc.
1,407	12.50%, 05/15/2017 ■	1,460

	Utilities - 5.4%
	AES Corp.
2,515	9.75%, 04/15/2016	2,855
	AES El Salvador Trust
1,000	6.75%, 02/01/2016 §	973
	Ameren Corp.
3,770	8.88%, 05/15/2014	4,265
	Calpine Corp.
5,122	7.88%, 01/15/2023 ■	5,404
	Comision Federal de Electricdad
1,400	4.88%, 05/26/2021 ■	1,428
	E.CL S.A
900	5.63%, 01/15/2021 ■	946
	Edison Mission Energy
5,605	7.00%, 05/15/2017	3,923

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 47.3% - (continued)
	Utilities - 5.4% - (continued)
	NRG Energy, Inc.
$5,250	8.50%, 06/15/2019	$5,486
		25,280
	Wholesale Trade - 0.4%
	Spectrum Brands, Inc.
1,537	12.00%, 08/28/2019 Þ	1,695

	Total corporate bonds
	(cost $218,188)	$220,438

FOREIGN GOVERNMENT OBLIGATIONS - 20.6%
	Argentina - 1.3%
	Argentina (Republic of)
$4,675	7.00%, 10/03/2015	$4,143
2,213	8.28%, 12/31/2033	1,737
		5,880
	Austria - 1.8%
	Australian Govt
AUD 7,705	6.50%, 05/15/2013	8,421

	Canada - 6.3%
	Canada (Government of)
CAD 11,955	2.00%, 08/01/2013 - 06/01/2016	12,233
CAD 3,715	4.00%, 06/01/2017	4,185
	Canadian Government Bond
CAD 4,000	4.00%, 06/01/2041	4,816
	Ontario (Province of)
4,130	3.00%, 07/16/2018	4,275
	Quebec (Province of)
4,345	2.75%, 08/25/2021	4,270
		29,779
	El Salvador - 0.2%
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	1,001

	Hungary - 0.4%
	Hungary (Republic of)
2,000	4.75%, 02/03/2015	1,945

	Mexico - 0.9%
	United Mexican States
MXN 48,770	9.50%, 12/18/2014 Δ	4,155

	New Zealand - 0.7%
	New Zealand (Government of)
NZD 3,500	6.00%, 12/15/2017	3,122

	Norway - 2.7%
	Norway (Kingdom of)
NOK 22,000	3.75%, 05/25/2021	4,285
	Norwegian Government
NOK 20,945	5.00%, 05/15/2015	4,132
NOK 21,050	6.50%, 05/15/2013	4,036
		12,453
	Panama - 0.5%
	Panama (Republic of)
1,890	7.13%, 01/29/2026	2,419
	Poland - 0.7%
	Poland (Republic of)
3,415	5.00%, 03/23/2022 ☼	3,372

	South Africa - 0.1%
	South Africa (Republic of)
200	6.88%, 05/27/2019	242

	Sweden - 2.6%
	Sweden Government Bond
SEK 24,750	3.75%, 08/12/2017	4,211
	Swedish Government
SEK 44,580	6.75%, 05/05/2014	7,752
		11,963
	United Kingdom - 1.9%
	UK Treasury
GBP 2,400	4.50%, 03/07/2013	4,065
	United Kingdom (Gov't of)
GBP 2,555	1.25%, 11/22/2017 ж	4,694
		8,759
	Venezuela - 0.5%
	Venezuela (Republic of)
2,950	5.75%, 02/26/2016 §	2,294

	Total foreign government obligations
	(cost $95,116)	$95,805

SENIOR FLOATING RATE INTERESTS ♦ - 8.8%
	Accommodation and Food Services - 0.4%
	Caesars Entertainment Operating Co., Inc.
$1,965	9.50%, 10/31/2016 ±	$1,979

	Administrative Waste Management and Remediation - 0.5%
	Smile Brands Group, Inc.
2,233	7.00%, 12/21/2017 ±	2,211

	Agriculture, Construction, Mining and Machinery - 0.1%
	Veyance Technologies, Inc.
499	2.75%, 07/31/2014 ±	447
		447
	Air Transportation - 0.3%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
1,583	4.25%, 11/29/2013 ±⌂	1,473

	Arts, Entertainment and Recreation - 0.5%
	Pittsburgh Gaming Holdings L.P.
1,000	12.00%, 06/30/2015 ±	1,035
	Revel Entertainment Group LLC
1,250	7.50%, 02/16/2018 ◊☼	1,130
		2,165
	Chemical Manufacturing - 0.4%
	Ineos Group, New Term Loan B-2
802	7.50%, 12/16/2013 ±	818
	Ineos Group, New Term Loan C-2
918	8.00%, 12/16/2014 ±	941
		1,759

The accompanying notes are an integral part of these financial statements.

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 8.8% - (continued)
	Educational Services - 0.4%
	Meritas Schools Holdings LLC, Second Lien Term Loan
$1,800	11.50%, 01/29/2018 ±⌂	$1,755

	Finance and Insurance - 1.0%
	Asurion Corp., Second Lien Term Loan
1,552	9.00%, 05/24/2019 ±	1,517
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
322	8.75%, 12/17/2017 ±	321
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
768	8.75%, 12/17/2017 ±	764
	Chrysler Group LLC
1,273	6.00%, 05/24/2017 ±	1,193
	Nuveen Investments, Inc., Second Lien Term Loan
1,025	12.50%, 07/31/2015 ±	1,057
		4,852
	Information - 1.0%
	First Data Corp., Initial Tranche B-1 Term Loan
172	2.99%, 09/24/2014 ±	159
	Northland Communications Corp.
1,985	7.75%, 12/30/2016 ±⌂	1,886
	Property Data U.S., Inc.
1,985	7.00%, 01/04/2017 ±⌂	1,641
	WideOpenWest Finance LLC, Second Lien Term Loan
249	6.49%, 06/29/2015 ±Þ	221
	WideOpenWest Finance LLC, Term Loan B Add-On
722	6.74%, 06/28/2014 ±	696
		4,603
	Media - 0.4%
	PRIMEDIA, Inc.
1,995	7.50%, 01/13/2018 ±	1,835

	Mining - 0.3%
	American Gilsonite Co.
1,603	7.25%, 12/10/2015 ±⌂	1,554

	Motor Vehicle and Parts Manufacturing - 0.8%
	General Motors Co.
3,975	0.38%, 10/27/2015 ◊☼	3,538

	Petroleum and Coal Products Manufacturing - 0.1%
	Dynegy Midwest Generation LLC
130	9.25%, 08/05/2016 ±	128
	Dynegy Power LLC
560	9.25%, 08/05/2016 ±	558
		686
	Professional, Scientific and Technical Services - 0.7%
	Advantage Sales & Marketing, Inc., Second Lien Term Loan
1,430	9.25%, 06/18/2018 ±	1,358
	Decision Resources, Inc.
1,985	7.00%, 12/28/2016 ±⌂	1,906
		3,264
	Real Estate, Rental and Leasing - 0.4%
	Realogy Corp.
223	3.22%, 10/05/2013 ±	208
1,772	3.27%, 10/05/2014 ±	1,654
		1,862
	Retail Trade - 1.4%
	Atrium Companies, Inc.
1,485	7.00%, 04/30/2016 ±⌂	1,240
	Autoparts Holdings, Ltd., 2nd Lien Term Loan
667	10.50%, 01/29/2018 ±	651
	Easton-Bell Sports, Inc.
3,435	11.50%, 12/31/2015 ±⌂Þ	3,332
	Great Atlantic & Pacific Tea Co., Inc.
320	8.75%, 06/14/2012 ±Ψ	319
	Sports Authority, Inc.
893	7.50%, 11/16/2017 ±	853
		6,395
	Utilities - 0.1%
	TPF Generation Holdings LLC, Second Lien Term Loan
375	4.62%, 12/21/2014 ±	346

	Total senior floating rate interests
	(cost $41,864)	$40,724

U.S. GOVERNMENT AGENCIES - 0.1%
	Federal Home Loan Mortgage Corporation - 0.1%
$6,450	5.00%, 10/25/2020 ►	$148
2,092	5.50%, 08/25/2020 ►	179
		327
	Total U.S. government agencies
	(cost $325)	$327

U.S. GOVERNMENT SECURITIES - 11.7%
U.S. Treasury Securities - 11.7%
	U.S. Treasury Bonds - 5.0%
$1,735	3.75%, 08/15/2041 ‡	$1,917
15,818	5.38%, 02/15/2031 ╦‡ØΘ	21,515
		23,432

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
U.S. GOVERNMENT SECURITIES - 11.7% - (continued)
U.S. Treasury Securities - 11.7% - (continued)
	U.S. Treasury Notes - 6.7%
$799	0.75%, 06/15/2014	$807
3,667	1.00%, 05/15/2014 - 08/31/2016	3,687
484	1.25%, 04/15/2014	495
2,836	1.50%, 06/30/2016 - 07/31/2016	2,911
7,961	1.75%, 05/31/2016	8,272
4,384	2.00%, 04/30/2016	4,607
4,085	2.13%, 08/15/2021	4,067
5,105	2.25%, 07/31/2018	5,338
805	3.13%, 05/15/2021	875
		31,059
		54,491
	Total U.S. government securities
	(cost $50,465)	$54,491

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.2%
Foreign Exchange Contracts - 0.2%
	CHF Call/USD Put
10,400	Expiration: 08/10/2012	$842
13,800	Expiration: 01/17/2012	205
	USD Call/EUR Put
300	Expiration: 11/24/2011 β	–
	USD Call/JPY Put
1,000	Expiration: 10/19/2012 Ð	96
		1,143
	Total call options purchased
	(cost $742)	$1,143

PUT OPTIONS PURCHASED - 0.1%
Credit Contracts - 0.0%
	Credit Default Swaption ITRX.AUST.15
1,765	Expiration: 12/22/2011, Exercise Rate: 1.25%	$26
	Credit Default Swaption ITRX.EUR.16
15,982	Expiration: 03/22/2012, Exercise Rate: 1.80%	239
		265
Foreign Exchange Contracts - 0.0%
	AUD Put/USD Call
369	Expiration: 11/14/2011 æ	6

Interest Rate Contracts - 0.1%
	10 Year U.S. Treasury Note
–	Expiration: 11/28/2011, Exercise Rate: 1.28%	38
–	Expiration: 11/28/2011, Exercise Rate: 1.30%	76
	U.S. Treasury Bond Future
–	Expiration: 12/27/2011, Exercise Rate: 1.39%	109
	U.S. Treasury Ultra Bond Future
–	Expiration: 11/28/2011, Exercise Rate: 1.53%	150
		373
	Total put options purchased
	(cost $806)	$644

COMMON STOCKS - 0.2%
	Energy - 0.2%
83,644	KCA Deutag ⌂●†	$728

	Total common stocks
	(cost $1,134)	$728

PREFERRED STOCKS - 0.9%
	Automobiles & Components - 0.6%
70	General Motors Co., 4.75% ۞	$2,920

	Banks - 0.3%
2	US Bancorp, 7.19%	1,191

	Total preferred stocks
	(cost $4,545)	$4,111

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG Consolidated LLC ⌂■	$78

	Total warrants
	(cost $13)	$78

	Total long-term investments
	(cost $430,466)	$434,774

SHORT-TERM INVESTMENTS - 6.0%
Investment Pools and Funds - 0.1%
293	JP Morgan U.S. Government Money Market Fund	$293

Repurchase Agreements - 5.0%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $4,325,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $4,412)
$4,325	0.08%, 10/31/2011	4,325
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $8,009,
	collateralized by U.S. Treasury Note 0.13%
	- 0.38%, 2012 - 2013, value of $8,170)
8,009	0.05%, 10/31/2011	8,009
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2011 in the amount of $8,518,
	collateralized by U.S. Treasury Note 1.50%
	- 4.25%, 2013 - 2016, value of $8,688)
8,518	0.07%, 10/31/2011	8,518
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $2,467,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $2,516)
2,467	0.08%, 10/31/2011	2,467
		23,319

The accompanying notes are an integral part of these financial statements.

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 6.0% - (continued)
U.S. Treasury Bills - 0.9%
4,395	0.02%, 2/2/2012 □○		4,395

	Total short-term investments
	(cost $28,007)		$28,007

	Total investments
	(cost $458,473) ▲	99.4%	$462,781
	Other assets and liabilities	0.6%	2,593
	Total net assets	100.0%	$465,374

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 34.1% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $459,589 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,076
Unrealized Depreciation	(11,884)
Net Unrealized Appreciation	$3,192

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $728, which represents 0.2% of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  In addition, securities valued at $11,008, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

Þ	This security may pay interest in additional principal instead of cash.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $94,720, which represents 20.4% of total net assets.

ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $11,227, which represents 2.4% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

The accompanying notes are an integral part of these financial statements.

12

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $8,493.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

β
This security has limitations.  If the U.S. Dollar to Euro exchange rate is less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

æ
This security has limitations.  If the U.S. Dollar to Australian Dollar exchange rate is less than or equal to 0.97 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ð
This security has limitations.  If the U.S. Dollar to Japanese Yen exchange rate is less than or equal to 90.00 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value	Amount	(Depreciation)
2 Year U.S. Treasury Note	38	Long	12/30/2011	$8,371	$8,381	$(10)
5 Year U.S. Treasury Note	247	Short	12/30/2011	$30,285	$30,180	$(105)
10 Year U.S. Treasury Note	248	Long	12/20/2011	$32,008	$32,036	$(28)
CME Ultra Long Term U.S. Treasury Bond	144	Long	12/20/2011	$21,942	$20,623	$1,319
U.S. Treasury Bond	9	Long	12/20/2011	$1,251	$1,248	$3
						$1,179

*	The number of contracts does not omit 000's.

Θ	At October 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

							Unrealized
		Exercise	Expiration	Number of	Market	Premiums	Appreciation
Description (Counterparty)	Option Type	Price/ Rate	Date	Contracts*	Value ╬	Received	(Depreciation)
USD Call/CHF Put (Credit Suisse)	Foreign	0.82
	Exchange	(CHF/USD)	08/10/2012	10,400,000	$842	$937	$95

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

							Unrealized
		Exercise	Expiration	Number of	Market	Premiums	Appreciation
Description (Counterparty)	Option Type	Price/ Rate	Date	Contracts*	Value ╬	Received	(Depreciation)
Credit Default Swaption ITRX.EUR.16 (JP Morgan Securities)	Credit	2.40%	12/22/2011	15,981,735	$36	$72	$36
USD Put/EUR Call (JP Morgan Securities)	Foreign	1.60
	Exchange	(USD/EUR)	12/02/2011	9,464,508	–	55	55
					$36	$127	$91

*	The number of contracts does not omit 000's.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
GBP	— British Pound
MXN	— Mexican New Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2010	$1,603	American Gilsonite Co., 7.25%, 12/10/2015	$1,576
04/2010 - 07/2010	1	ASG Consolidated LLC Warrants - 144A	13
04/2010	$1,485	Atrium Companies, Inc., 7.00%, 04/30/2016	1,463
12/2010	$1,985	Decision Resources, Inc., 7.00%, 12/28/2016	1,955
09/2010 - 05/2011	$3,435	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	3,316
05/2007	$622	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	603
03/2011	83,644	KCA Deutag	1,134
01/2011	$1,583	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.25%, 11/29/2013	1,444
07/2011	$1,800	Meritas Schools Holdings LLC, Second Lien Term Loan, 11.50%, 01/29/2018	1,773
12/2010	$1,985	Northland Communications Corp., 7.75%, 12/30/2016	1,934
12/2010	$1,985	Property Data U.S., Inc., 7.00%, 01/04/2017	1,955
06/2009	$1,291	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	951
03/2008	$431	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	350

At October 31, 2011, the aggregate value of these securities was $16,993, which represents 3.7% of total net assets.

The accompanying notes are an integral part of these financial statements.

14

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX Emerging Markets Index	Barclay Investment, Inc.	$9,300	Buy	(5.00)%	06/20/16	$(739)	$(959)	$(220)
CDX Emerging Markets Index	Barclay Investment, Inc.	15,000	Buy	(5.00)%	06/20/16	(1,658)	(1,547)	111
CDX North American High Yield Index	Morgan Stanley	8,000	Buy	(5.00)%	06/20/16	1	267	266
CDX North American High Yield Index	Morgan Stanley	1,625	Buy	(5.00)%	06/20/16	179	54	(125)
ITRAXX Europe Tranche	Morgan Stanley	16,604	Buy	(1.00)%	06/20/16	144	437	293
McClatchy Co.	UBS Securities	620	Buy	(5.00)% / 13.88%	09/20/15	220	161	(59)
						$(1,853)	$(1,587)	$266

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	JP Morgan Securities	Sell	$8,638	$8,345	11/10/2011	$(293)
British Pound	JP Morgan Securities	Sell	4,145	4,065	11/10/2011	(80)
Canadian Dollar	JP Morgan Securities	Buy	10,031	9,828	11/09/2011	203
Canadian Dollar	JP Morgan Securities	Sell	21,052	20,103	11/09/2011	(949)
New Zealand Dollar	Citigroup Global Markets	Sell	3,116	3,061	11/18/2011	(55)
Norwegian Krone	Citigroup Global Markets	Sell	4,113	4,077	11/18/2011	(36)
Norwegian Krone	Wells Fargo	Sell	8,164	8,078	11/10/2011	(86)
Swedish Krona	Citigroup Global Markets	Sell	8,160	8,033	11/10/2011	(127)
Swiss Franc	CS First Boston	Sell	5,468	5,516	11/14/2011	48
Swiss Franc	Wells Fargo	Buy	5,469	5,501	11/14/2011	(32)
						$(1,407)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$16,285	$–	$15,780	$505
Call Options Purchased	1,143	–	1,143	–
Common Stocks ‡	728	–	–	728
Corporate Bonds	220,438	–	214,581	5,857
Foreign Government Obligations	95,805	–	95,805	–
Preferred Stocks	4,111	2,920	1,191	–
Put Options Purchased	644	373	271	–
Senior Floating Rate Interests	40,724	–	40,724	–
U.S. Government Agencies	327	–	327	–
U.S. Government Securities	54,491	5,984	48,507	–
Warrants	78	78	–	–
Short-Term Investments	28,007	293	27,714	–
Total	$462,781	$9,648	$446,043	$7,090
Credit Default Swaps *	670	–	670	–
Foreign Currency Contracts *	251	–	251	–
Futures *	1,322	1,322	–	–
Written Options *	186	–	186	–
Total	$2,429	$1,322	$1,107	$–
Liabilities:
Credit Default Swaps *	404	–	404	–
Foreign Currency Contracts *	1,658	–	1,658	–
Futures *	143	143	–	–
Total	$2,205	$143	$2,062	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$2,295	$(21)	$108	†	$3	$1	$(567)	$—	$(1,314)	$505
Common Stocks	—	—	(406	)‡	—	1,134	—	—	—	728
Corporate Bonds	10,034	(616)	393	§	(3)	4,380	(1,454)	654	(7,531)	5,857
Options Purchased	—	(43)	43		—	—	—	—	—	—
Total	$12,329	$(680)	$138		$—	$5,515	$(2,021)	$654	$(8,845)	$7,090

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $68.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(406).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $5.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $458,473)	$462,781
Cash	1,068
Foreign currency on deposit with custodian (cost $1,044)	1,057
Unrealized appreciation on foreign currency contracts	251
Unrealized appreciation on swap contracts	670
Receivables:
Investment securities sold	10,701
Fund shares sold	1,904
Dividends and interest	7,301
Variation margin	804
Swap premiums paid	544
Other assets	87
Total assets	487,168
Liabilities:
Unrealized depreciation on foreign currency contracts	1,658
Unrealized depreciation on swap contracts	404
Payables:
Investment securities purchased	14,862
Fund shares redeemed	898
Investment management fees	48
Dividends	161
Administrative fees	—
Distribution fees	46
Variation margin	205
Accrued expenses	67
Swap premiums received	2,397
Written options (proceeds $1,064)	878
Other liabilities	170
Total liabilities	21,794
Net assets	$465,374
Summary of Net Assets:
Capital stock and paid-in-capital	$459,886
Accumulated undistributed net investment income	2,061
Accumulated net realized loss on investments and foreign currency transactions	(1,110)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	4,537
Net assets	$465,374

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.20/$9.63
Shares outstanding	20,803
Net assets	$191,353
Class B: Net asset value per share	$9.20
Shares outstanding	1,442
Net assets	$13,259
Class C: Net asset value per share	$9.21
Shares outstanding	19,882
Net assets	$183,209
Class I: Net asset value per share	$9.22
Shares outstanding	7,628
Net assets	$70,365
Class R3: Net asset value per share	$9.20
Shares outstanding	11
Net assets	$101
Class R4: Net asset value per share	$9.20
Shares outstanding	11
Net assets	$101
Class R5: Net asset value per share	$9.20
Shares outstanding	11
Net assets	$101
Class Y: Net asset value per share	$9.20
Shares outstanding	749
Net assets	$6,885

The accompanying notes are an integral part of these financial statements.

17

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$215
Interest	25,936
Total investment income	26,151

Expenses:
Investment management fees	2,311
Administrative services fees	—
Transfer agent fees	393
Distribution fees
Class A	464
Class B	139
Class C	1,533
Class R3	—
Class R4	—
Custodian fees	12
Accounting services fees	76
Registration and filing fees	132
Board of Directors' fees	9
Audit fees	13
Other expenses	71
Total expenses (before waivers)	5,153
Expense waivers	(5)
Total waivers	(5)
Total expenses, net	5,148
Net Investment Income	21,003
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	16,484
Net realized gain on futures	1,308
Net realized gain on written options	478
Net realized gain on swap contracts	590
Net realized gain on foreign currency contracts	1,105
Net realized loss on other foreign currency transactions	(138)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	19,827
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(21,957)
Net unrealized appreciation of futures	1,615
Net unrealized appreciation of written options	53
Net unrealized appreciation of swap contracts	266
Net unrealized depreciation of foreign currency contracts	(1,357)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(21,379)
Net Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,552)
Net Increase in Net Assets Resulting from Operations	$19,451

The accompanying notes are an integral part of these financial statements.

18

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$21,003	$22,639
Net realized gain on investments, other financial instruments and foreign currency transactions	19,827	15,885
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(21,379)	6,399
Net Increase In Net Assets Resulting From Operations	19,451	44,923
Distributions to Shareholders:
From net investment income
Class A	(9,829)	(10,108)
Class B	(634)	(778)
Class C	(6,904)	(7,160)
Class I	(2,961)	(2,980)
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	(717)	(744)
Total distributions	(21,045)	(21,770)
Capital Share Transactions:
Class A	(5,041)	39,775
Class B	(1,818)	(152)
Class C	28,237	26,716
Class I	10,544	11,569
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	(1,283)	(7,380)
Net increase from capital share transactions	30,939	70,528
Net Increase In Net Assets	29,345	93,681
Net Assets:
Beginning of period	436,029	342,348
End of period	$465,374	$436,029
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,061	$598

The accompanying notes are an integral part of these financial statements.

19

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

20

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

21

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

22

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's

23

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal

24

amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

f)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded

25

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	462	$126
Written	138,120,992	1,684
Expired	(71,720,900)	(496)
Closed	(56,000,554)	(377)
Exercised	—	—
End of year	10,400,000	$937

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	144	$98
Written	134,907,713	1,196
Expired	(86,695,730)	(553)
Closed	(22,765,884)	(614)
Exercised	—	—
End of year	25,446,243	$127

* The number of contracts does not omit 000's.

26

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments

27

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2011, the Fund did not hold any interest swap agreements.

28

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$373	$1,149	$265	$—	$—	$—	$1,787
Unrealized appreciation on foreign currency contracts	—	251	—	—	—	—	251
Unrealized appreciation on swap contracts	—	—	670	—	—	—	670
Variation margin receivable *	804	—	—	—	—	—	804
Total	$1,177	$1,400	$935	$—	$—	$—	$3,512

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$1,658	$—	$—	$—	$—	$1,658
Unrealized depreciation on swap contracts	—	—	404	—	—	—	404
Variation margin payable *	205	—	—	—	—	—	205
Written options, market value	—	842	36	—	—	—	878
Total	$205	$816	$440	$—	$—	$—	$3,145

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $1,179 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on investments in purchased options	$69	$(819)	$(437)	$—	$—	$—	$(1,187)
Net realized gain on futures	1,308	—	—	—	—	—	1,308
Net realized gain (loss) on written options	142	(693)	1,029	—	—	—	478
Net realized gain on swap contracts	80	—	510	—	—	—	590
Net realized gain on foreign currency contracts	—	1,105	—	—	—	—	1,105
Total	$1,599	$(407)	$1,102	$—	$—	$—	$2,294

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(60)	$377	$(70)	$—	$—	$—	$247
Net change in unrealized appreciation of futures	1,615	—	—	—	—	—	1,615
Net change in unrealized appreciation (depreciation) of written options	(133)	150	36	—	—	—	53
Net change in unrealized appreciation of swap contracts	—	—	266	—	—	—	266
Net change in unrealized depreciation of foreign currency contracts	—	(1,357)	—	—	—	—	(1,357)
Total	$1,422	$(830)	$232	$—	$—	$—	$824

29

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

30

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$21,163	$21,940

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,271
Undistributed Long-Term Capital Gain	1,422
Unrealized Appreciation *	2,962
Total Accumulated Earnings	$5,655

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,505
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,505)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $19,176 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011,

32

HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	0.65%

d)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $1,009 and contingent deferred sales charges of $49 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $44.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

33

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$466,082
Sales Proceeds Excluding U.S. Government Obligations	436,499
Cost of Purchases for U.S. Government Obligations	167,583
Sales Proceeds for U.S. Government Obligations	177,228

9.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11
Class Y	12

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	7,314	930	(8,811)	—	(567)	11,142	901	(7,567)	—	4,476
Amount	$67,160	$8,543	$(80,744)	$—	$(5,041)	$99,402	$8,036	$(67,663)	$—	$39,775
Class B
Shares	250	55	(503)	—	(198)	368	66	(451)	—	(17)
Amount	$2,300	$503	$(4,621)	$—	$(1,818)	$3,274	$585	$(4,011)	$—	$(152)
Class C
Shares	7,320	573	(4,855)	—	3,038	5,738	538	(3,284)	—	2,992
Amount	$67,496	$5,275	$(44,534)	$—	$28,237	$51,204	$4,800	$(29,288)	$—	$26,716
Class I
Shares	5,505	250	(4,643)	—	1,112	3,469	263	(2,462)	—	1,270
Amount	$50,801	$2,298	$(42,555)	$—	$10,544	$31,205	$2,349	$(21,985)	$—	$11,569
Class R3
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	1,421	78	(1,648)	—	(149)	13	83	(929)	—	(833)
Amount	$13,059	$717	$(15,059)	$—	$(1,283)	$118	$741	$(8,239)	$—	$(7,380)
Total
Shares	21,843	1,886	(20,460)	—	3,269	20,730	1,851	(14,693)	—	7,888
Amount	$201,116	$17,336	$(187,513)	$—	$30,939	$185,203	$16,511	$(131,186)	$—	$70,528

34

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	119	$1,095
For the Year Ended October 31, 2010	53	$472

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

35

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$9.22	$0.48	$–	$(0.01)	$0.47	$(0.49)	$–	$–	$(0.49)	$(0.02)	$9.20
B	9.21	0.41	–	–	0.41	(0.42)	–	–	(0.42)	(0.01)	9.20
C	9.23	0.42	–	(0.02)	0.40	(0.42)	–	–	(0.42)	(0.02)	9.21
I	9.24	0.51	–	(0.02)	0.49	(0.51)	–	–	(0.51)	(0.02)	9.22
R3(D)	9.10	0.04	–	0.08	0.12	(0.02)	–	–	(0.02)	0.10	9.20
R4(D)	9.10	0.04	–	0.09	0.13	(0.03)	–	–	(0.03)	0.10	9.20
R5(D)	9.10	0.04	–	0.09	0.13	(0.03)	–	–	(0.03)	0.10	9.20
Y	9.21	0.51	–	–	0.51	(0.52)	–	–	(0.52)	(0.01)	9.20

For the Year Ended October 31, 2010
A	8.69	0.56	–	0.51	1.07	(0.54)	–	–	(0.54)	0.53	9.22
B	8.69	0.49	–	0.50	0.99	(0.47)	–	–	(0.47)	0.52	9.21
C	8.70	0.49	–	0.52	1.01	(0.48)	–	–	(0.48)	0.53	9.23
I	8.71	0.58	–	0.51	1.09	(0.56)	–	–	(0.56)	0.53	9.24
Y	8.69	0.60	–	0.49	1.09	(0.57)	–	–	(0.57)	0.52	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	–	1.33	1.86	(0.52)	–	–	(0.52)	1.34	8.69
B	7.35	0.46	–	1.33	1.79	(0.45)	–	–	(0.45)	1.34	8.69
C	7.36	0.47	–	1.33	1.80	(0.46)	–	–	(0.46)	1.34	8.70
I	7.37	0.54	–	1.34	1.88	(0.54)	–	–	(0.54)	1.34	8.71
Y	7.35	0.57	–	1.32	1.89	(0.55)	–	–	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	–	(2.39)	(1.74)	(0.66)	–	–	(0.66)	(2.40)	7.35
B	9.75	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	7.35
C	9.76	0.59	–	(2.40)	(1.81)	(0.59)	–	–	(0.59)	(2.40)	7.36
I	9.77	0.69	–	(2.41)	(1.72)	(0.68)	–	–	(0.68)	(2.40)	7.37
Y	9.76	0.69	–	(2.41)	(1.72)	(0.69)	–	–	(0.69)	(2.41)	7.35

From May 31, 2007 (date shares became available to the public), through October 31, 2007
A(G)	9.90	0.29	–	(0.14)	0.15	(0.30)	–	–	(0.30)	(0.15)	9.75
B(G)	9.90	0.26	–	(0.15)	0.11	(0.26)	–	–	(0.26)	(0.15)	9.75
C(G)	9.90	0.27	–	(0.15)	0.12	(0.26)	–	–	(0.26)	(0.14)	9.76
I(G)	9.90	0.31	–	(0.13)	0.18	(0.31)	–	–	(0.31)	(0.13)	9.77
Y(H)	9.57	0.12	–	0.19	0.31	(0.12)	–	–	(0.12)	0.19	9.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on September 30, 2011.
(E)	Not annualized.
(F)	Annualized.
(G)	Shares became available to the public on May 31, 2007.
(H)	Commenced operations on August 31, 2007.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

5.20%		$191,353	0.98%		0.98%		0.98%		5.27%		156%
4.51		13,259	1.78		1.75		1.75		4.52		–
4.43		183,209	1.71		1.71		1.71		4.50		–
5.47		70,365	0.71		0.71		0.71		5.47		–
1.34	(E)	101	1.33	(F)	1.30	(F)	1.30	(F)	5.14	(F)	–
1.37	(E)	101	1.03	(F)	1.00	(F)	1.00	(F)	5.43	(F)	–
1.40	(E)	101	0.73	(F)	0.70	(F)	0.70	(F)	5.72	(F)	–
5.69		6,885	0.63		0.63		0.63		5.50		–

12.74		196,945	0.97		0.97		0.97		6.26		158
11.72		15,110	1.77		1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		0.61		7.14		132
(19.66)		6,308	1.81		1.45		1.45		6.33		–
(19.62)		67,863	1.75		1.38		1.38		6.40		–
(18.77)		24,508	0.75		0.38		0.38		7.37		–
(18.85)		36,751	0.67		0.30		0.30		7.49		–

1.53	(E)	42,949	1.01	(F)	0.46	(F)	0.46	(F)	7.15	(F)	40
1.21	(E)	2,644	1.80	(F)	1.25	(F)	1.25	(F)	6.42	(F)	–
1.31	(E)	17,275	1.81	(F)	1.26	(F)	1.26	(F)	6.47	(F)	–
1.84	(E)	11,212	0.82	(F)	0.27	(F)	0.27	(F)	7.49	(F)	–
3.28	(E)	10,631	0.80	(F)	0.25	(F)	0.25	(F)	7.73	(F)	–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

38

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

39

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

40

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	4.23%
Other Direct Federal Obligations*	0.05%
Other Securities	95.72%
Total	100.00%

QII†	90.00%

*	The income received from federal obligations.
†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

42

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.80	$4.99	$1,000.00	$1,020.24	$5.01	0.98%	184	365
Class B	$1,000.00	$1,008.90	$8.86	$1,000.00	$1,016.38	$8.90	1.75	184	365
Class C	$1,000.00	$1,008.00	$8.63	$1,000.00	$1,016.61	$8.67	1.71	184	365
Class I	$1,000.00	$1,013.10	$3.62	$1,000.00	$1,021.61	$3.64	0.71	184	365
Class R3*	$1,000.00	$1,014.00	$1.11	$1,000.00	$1,003.14	$1.11	1.30	31	365
Class R4*	$1,000.00	$1,014.30	$0.86	$1,000.00	$1,003.40	$0.85	1.00	31	365
Class R5*	$1,000.00	$1,014.60	$0.60	$1,000.00	$1,003.65	$0.59	0.70	31	365
Class Y	$1,000.00	$1,014.70	$3.16	$1,000.00	$1,022.06	$3.18	0.62	184	365

*	Commenced operations on September 30, 2011.

43

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Strategic Income Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has underperformed relative to its peer group and that HIFSCO had established a monitoring process with respect to the performance of the Fund.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

45

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

46

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

47

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-SI11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2010 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Target Retirement 2010 A#	4.09%	3.22%	3.55%
Target Retirement 2010 A##	-1.63%	2.06%	2.59%
Target Retirement 2010 R3#	3.93%	2.99%	3.40%
Target Retirement 2010 R4#	4.26%	3.31%	3.66%
Target Retirement 2010 R5#	4.30%	3.44%	3.77%
Target Retirement 2010 Y#	4.31%	3.46%	3.79%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.97%
S&P 500 Index	8.07%	0.25%	2.44%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2010 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2010 Fund returned 4.09%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00% respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.23%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 55% equities and 45% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Riskier credit sectors targeted by the Fund such as Bank Loans and Emerging Market debt underperformed the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds performed in-line. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing intermediate bond exposure, while decreasing high yield exposure. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

3

The Hartford Target Retirement 2010 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.2%
Powershares Emerging Markets Sovereign Debt Portfolio	0.6
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	8.5
The Hartford Capital Appreciation Fund, Class Y	0.4
The Hartford Capital Appreciation II Fund, Class Y	0.8
The Hartford Corporate Opportunities Fund, Class Y	5.7
The Hartford Disciplined Equity Fund, Class Y	2.9
The Hartford Dividend and Growth Fund, Class Y	6.6
The Hartford Equity Income Fund, Class Y	6.6
The Hartford Floating Rate Fund, Class Y	2.5
The Hartford Fundamental Growth Fund, Class Y	0.6
The Hartford Global Research Fund, Class Y	1.4
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	0.7
The Hartford High Yield Fund, Class Y	0.5
The Hartford Inflation Plus Fund, Class Y	11.6
The Hartford International Small Company Fund, Class Y	3.2
The Hartford International Value Fund, Class Y	3.0
The Hartford MidCap Fund, Class Y	0.5
The Hartford MidCap Value Fund, Class Y	3.7
The Hartford Short Duration Fund, Class Y	10.0
The Hartford Small Company Fund, Class Y	1.1
The Hartford Small/Mid Cap Equity Fund, Class Y	1.7
The Hartford SmallCap Growth Fund, Class Y	3.5
The Hartford Total Return Bond Fund, Class Y	11.6
The Hartford Value Fund, Class Y	7.7
The Hartford Value Opportunities Fund, Class Y	0.3
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2010 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.0%
EQUITY FUNDS - 55.1%
318	The Hartford Alternative Strategies Fund, Class Y●		$3,490
5	The Hartford Capital Appreciation Fund, Class Y●		158
23	The Hartford Capital Appreciation II Fund, Class Y●		308
91	The Hartford Disciplined Equity Fund, Class Y		1,198
143	The Hartford Dividend and Growth Fund, Class Y		2,701
208	The Hartford Equity Income Fund, Class Y		2,711
23	The Hartford Fundamental Growth Fund, Class Y●		257
61	The Hartford Global Research Fund, Class Y		573
43	The Hartford Growth Fund, Class Y●		762
11	The Hartford Growth Opportunities Fund, Class Y●		293
106	The Hartford International Small Company Fund, Class Y		1,290
109	The Hartford International Value Fund, Class Y		1,239
9	The Hartford MidCap Fund, Class Y●		204
134	The Hartford MidCap Value Fund, Class Y		1,517
21	The Hartford Small Company Fund, Class Y●		433
68	The Hartford Small/Mid Cap Equity Fund, Class Y		702
44	The Hartford SmallCap Growth Fund, Class Y●		1,423
288	The Hartford Value Fund, Class Y		3,139
11	The Hartford Value Opportunities Fund, Class Y		138
			22,536
	Total equity funds
	(cost $21,207)		$22,536

FIXED INCOME FUNDS - 41.9%
233	The Hartford Corporate Opportunities Fund, Class Y		$2,339
120	The Hartford Floating Rate Fund, Class Y		1,032
26	The Hartford High Yield Fund, Class Y		190
380	The Hartford Inflation Plus Fund, Class Y		4,731
419	The Hartford Short Duration Fund, Class Y		4,109
433	The Hartford Total Return Bond Fund, Class Y		4,723
			17,124
	Total fixed income funds
	(cost $16,690)		$17,124

	Total investments in affiliated investment companies
	(cost $37,897)		$39,660

EXCHANGE TRADED FUNDS - 2.8%
32	Powershares DB Commodity Index Tracking Fund ●		$884
10	Powershares Emerging Markets Sovereign Debt Portfolio		263
			1,147
	Total exchange traded funds
	(cost $990)		$1,147

	Total long-term investments
	(cost $38,887)		$40,807

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments
	(cost $1)		$1

	Total investments
	(cost $38,888) ▲	99.8%	$40,808
	Other assets and liabilities	0.2%	65
	Total net assets	100.0%	$40,873

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $39,209 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,118
Unrealized Depreciation	(519)
Net Unrealized Appreciation	$1,599

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$39,660	$39,660	$–	$–
Exchange Traded Funds	1,147	1,147	–	–
Short-Term Investments	1	1	–	–
Total	$40,808	$40,808	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $991)	$1,148
Investments in underlying affiliated funds, at market value (cost $37,897)	39,660
Receivables:
Investment securities sold	302
Fund shares sold	55
Dividends and interest	33
Other assets	55
Total assets	41,253
Liabilities:
Payables:
Investment securities purchased	56
Fund shares redeemed	307
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	13
Total liabilities	380
Net assets	$40,873
Summary of Net Assets:
Capital stock and paid-in-capital	$39,297
Accumulated undistributed net investment income	603
Accumulated net realized loss on investments	(947)
Unrealized appreciation of investments	1,920
Net assets	$40,873

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.81/$10.38
Shares outstanding	859
Net assets	$8,424
Class R3: Net asset value per share	$9.75
Shares outstanding	1,286
Net assets	$12,539
Class R4: Net asset value per share	$9.82
Shares outstanding	1,753
Net assets	$17,209
Class R5: Net asset value per share	$9.83
Shares outstanding	259
Net assets	$2,541
Class Y: Net asset value per share	$9.82
Shares outstanding	16
Net assets	$160

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$60
Dividends from underlying affiliated funds	797
Total investment income	857

Expenses:
Investment management fees	58
Administrative services fees	48
Transfer agent fees	12
Distribution fees
Class A	23
Class R3	53
Class R4	41
Custodian fees	1
Accounting services fees	5
Registration and filing fees	59
Board of Directors' fees	1
Audit fees	11
Other expenses	10
Total expenses (before waivers)	322
Expense waivers	(208)
Total waivers	(208)
Total expenses, net	114
Net Investment Income	743
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	189
Net realized gain on investments in underlying affiliated funds	1,858
Net realized loss on investments in securities	(453)
Net Realized Gain on Investments	1,594
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(1,077)
Net Changes in Unrealized Depreciation of Investments	(1,077)
Net Gain on Investments	517
Net Increase in Net Assets Resulting from Operations	$1,260

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$743	$466
Net realized gain on investments	1,594	634
Net unrealized appreciation (depreciation) of investments	(1,077)	2,280
Net Increase In Net Assets Resulting From Operations	1,260	3,380
Distributions to Shareholders:
From net investment income
Class A	(154)	(169)
Class R3	(153)	(39)
Class R4	(229)	(182)
Class R5	(45)	(49)
Class Y	(3)	(3)
Total distributions	(584)	(442)
Capital Share Transactions:
Class A	(1,508)	(705)
Class R3	5,283	5,108
Class R4	6,690	89
Class R5	136	36
Class Y	3	3
Net increase from capital share transactions	10,604	4,531
Net Increase In Net Assets	11,280	7,469
Net Assets:
Beginning of period	29,593	22,124
End of period	$40,873	$29,593
Accumulated undistributed (distribution in excess of) net investment income (loss)	$603	$336

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$584	$442

12

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$603
Accumulated Capital Losses *	(626)
Unrealized Appreciation †	1,599
Total Accumulated Earnings	$1,576

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$108
Accumulated Net Realized Gain (Loss) on Investments	(108)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$626
Total	$626

As of October 31, 2011, the Fund utilized $1,567 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $14 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of

14

the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	11
Class Y	16

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$30,746
Sales Proceeds Excluding U.S. Government Obligations	19,750

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)
8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	217	16	(389)	—	(156)	350	19	(453)	—	(84)
Amount	$2,142	$153	$(3,803)	$—	$(1,508)	$3,141	$164	$(4,010)	$—	$(705)
Class R3
Shares	879	16	(360)	—	535	763	5	(203)	—	565
Amount	$8,656	$153	$(3,526)	$—	$5,283	$6,881	$39	$(1,812)	$—	$5,108
Class R4
Shares	1,343	24	(673)	—	694	457	21	(479)	—	(1)
Amount	$13,147	$229	$(6,686)	$—	$6,690	$4,150	$182	$(4,243)	$—	$89
Class R5
Shares	87	5	(79)	—	13	114	6	(115)	—	5
Amount	$856	$45	$(765)	$—	$136	$1,021	$49	$(1,034)	$—	$36
Class Y
Shares	—	—	—	—	—	—	—	—	—	—
Amount	$—	$3	$—	$—	$3	$—	$3	$—	$—	$3
Total
Shares	2,526	61	(1,501)	—	1,086	1,684	51	(1,250)	—	485
Amount	$24,801	$583	$(14,780)	$—	$10,604	$15,193	$437	$(11,099)	$—	$4,531

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$9.59	$0.19	$–	$0.20	$0.39	$(0.17)	$–	$–	$(0.17)	$0.22	$9.81
R3	9.55	0.17	–	0.20	0.37	(0.17)	–	–	(0.17)	0.20	9.75
R4	9.60	0.19	–	0.22	0.41	(0.19)	–	–	(0.19)	0.22	9.82
R5	9.61	0.21	–	0.20	0.41	(0.19)	–	–	(0.19)	0.22	9.83
Y	9.60	0.21	–	0.20	0.41	(0.19)	–	–	(0.19)	0.22	9.82

For the Year Ended October 31, 2010 (E)
A	8.50	0.17	–	1.09	1.26	(0.17)	–	–	(0.17)	1.09	9.59
R3	8.48	0.14	–	1.10	1.24	(0.17)	–	–	(0.17)	1.07	9.55
R4	8.51	0.18	–	1.09	1.27	(0.18)	–	–	(0.18)	1.09	9.60
R5	8.51	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.61
Y	8.50	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.60

For the Year Ended October 31, 2009 (E)
A(F)	7.24	0.22	–	1.15	1.37	(0.11)	–	–	(0.11)	1.26	8.50
R3	7.23	0.18	–	1.18	1.36	(0.11)	–	–	(0.11)	1.25	8.48
R4	7.23	0.22	–	1.17	1.39	(0.11)	–	–	(0.11)	1.28	8.51
R5	7.24	0.22	–	1.16	1.38	(0.11)	–	–	(0.11)	1.27	8.51
Y	7.23	0.23	–	1.15	1.38	(0.11)	–	–	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	–	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	(3.42)	7.24
R3	10.66	0.26	–	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	(3.43)	7.23
R4	10.66	0.36	–	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	(3.43)	7.23
R5	10.67	0.37	–	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	(3.43)	7.24
Y	10.66	0.33	–	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	–	1.01	1.29	(0.28)	–	–	(0.28)	1.01	10.66
R3(G)	9.76	0.14	–	0.89	1.03	(0.13)	–	–	(0.13)	0.90	10.66
R4(G)	9.76	0.16	–	0.89	1.05	(0.15)	–	–	(0.15)	0.90	10.66
R5(G)	9.76	0.19	–	0.89	1.08	(0.17)	–	–	(0.17)	0.91	10.67
Y	9.65	0.32	–	0.99	1.31	(0.30)	–	–	(0.30)	1.01	10.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

4.09%		$8,424	0.74%		0.33%		0.33%		1.96%		51%
3.93		12,539	1.08		0.48		0.48		1.71		–
4.26		17,209	0.77		0.18		0.18		1.96		–
4.30		2,541	0.48		0.13		0.13		2.11		–
4.31		160	0.37		0.13		0.13		2.15		–

15.02		9,738	0.79		0.27		0.27		1.86		49
14.87		7,168	1.14		0.42		0.42		1.66		–
15.16		10,173	0.85		0.12		0.12		2.02		–
15.33		2,361	0.55		0.07		0.07		2.09		–
15.34		153	0.45		0.07		0.07		2.07		–

19.29		9,342	0.95		0.24		0.24		3.00		31
19.24		1,578	1.25		0.39		0.39		2.37		–
19.58		9,020	1.03		0.09		0.09		3.00		–
19.48		2,051	0.73		0.04		0.04		2.99		–
19.56		133	0.65		0.04		0.04		3.12		–

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		–
(27.84)		4,823	1.04		0.45		0.45		1.67		–
(27.64)		1,131	0.71		0.11		0.11		1.86		–
(27.60)		111	0.76		0.16		0.16		3.40		–

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(H)	11	2.32	(I)	0.90	(I)	0.90	(I)	1.62	(I)	–
10.88	(H)	442	1.97	(I)	0.60	(I)	0.60	(I)	2.03	(I)	–
11.15	(H)	11	1.72	(I)	0.30	(I)	0.30	(I)	2.23	(I)	–
13.83		153	1.54		0.20		0.20		3.21		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2010 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2010 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

20

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2010 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	20.51%
Other Direct Federal Obligations*	0.20%
Other Securities	79.29%
Total	100.00%

DRD†	70.00%
QDI‡	75.00%
QII§	100.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$948.70	$1.67	$1,000.00	$1,023.49	$1.74	0.34%	184	365
Class R3	$1,000.00	$947.50	$2.39	$1,000.00	$1,022.75	$2.49	0.49	184	365
Class R4	$1,000.00	$948.80	$0.93	$1,000.00	$1,024.25	$0.96	0.19	184	365
Class R5	$1,000.00	$948.80	$0.68	$1,000.00	$1,024.50	$0.71	0.14	184	365
Class Y	$1,000.00	$949.70	$0.69	$1,000.00	$1,024.50	$0.71	0.14	184	365

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2010 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR1011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2015 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2015 R3	3.95%	12.31%
Target Retirement 2015 R4	4.24%	12.64%
Target Retirement 2015 R5	4.26%	12.69%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2015 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 3.95%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.31%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 61% equities and 39% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Riskier credit sectors targeted by the Fund such as Bank Loans and Emerging Market debt underperformed the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds performed inline. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing intermediate bond exposure, while decreasing high yield exposure. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to

3

The Hartford Target Retirement 2015 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.6%
The Hartford Alternative Strategies Fund, Class Y	9.8
The Hartford Capital Appreciation Fund, Class Y	0.2
The Hartford Capital Appreciation II Fund, Class Y	0.8
The Hartford Corporate Opportunities Fund, Class Y	5.1
The Hartford Disciplined Equity Fund, Class Y	4.3
The Hartford Dividend and Growth Fund, Class Y	6.1
The Hartford Equity Income Fund, Class Y	8.9
The Hartford Floating Rate Fund, Class Y	1.3
The Hartford Fundamental Growth Fund, Class Y	0.2
The Hartford Global Research Fund, Class Y	2.4
The Hartford Growth Fund, Class Y	1.3
The Hartford Inflation Plus Fund, Class Y	8.1
The Hartford International Opportunities Fund, Class Y	1.0
The Hartford International Small Company Fund, Class Y	2.7
The Hartford International Value Fund, Class Y	3.0
The Hartford MidCap Fund, Class Y	0.6
The Hartford MidCap Value Fund, Class Y	3.3
The Hartford Short Duration Fund, Class Y	9.8
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	2.9
The Hartford SmallCap Growth Fund, Class Y	3.3
The Hartford Total Return Bond Fund, Class Y	10.0
The Hartford Value Fund, Class Y	11.6
The Hartford Value Opportunities Fund, Class Y	0.4
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2015 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 98.3%
EQUITY FUNDS - 64.0%
355	The Hartford Alternative Strategies Fund, Class Y●		$3,892
3	The Hartford Capital Appreciation Fund, Class Y●		88
23	The Hartford Capital Appreciation II Fund, Class Y●		302
130	The Hartford Disciplined Equity Fund, Class Y		1,714
127	The Hartford Dividend and Growth Fund, Class Y		2,396
270	The Hartford Equity Income Fund, Class Y		3,511
9	The Hartford Fundamental Growth Fund, Class Y●		99
101	The Hartford Global Research Fund, Class Y		942
28	The Hartford Growth Fund, Class Y●		505
28	The Hartford International Opportunities Fund, Class Y		395
89	The Hartford International Small Company Fund, Class Y		1,083
105	The Hartford International Value Fund, Class Y		1,192
10	The Hartford MidCap Fund, Class Y●		236
116	The Hartford MidCap Value Fund, Class Y		1,313
22	The Hartford Small Company Fund, Class Y●		462
110	The Hartford Small/Mid Cap Equity Fund, Class Y		1,141
40	The Hartford SmallCap Growth Fund, Class Y●		1,309
421	The Hartford Value Fund, Class Y		4,588
12	The Hartford Value Opportunities Fund, Class Y		153
			25,321
	Total equity funds
	(cost $24,483)		$25,321

FIXED INCOME FUNDS - 34.3%
199	The Hartford Corporate Opportunities Fund, Class Y		$2,002
58	The Hartford Floating Rate Fund, Class Y		504
259	The Hartford Inflation Plus Fund, Class Y		3,216
394	The Hartford Short Duration Fund, Class Y		3,863
363	The Hartford Total Return Bond Fund, Class Y		3,959
			13,544
	Total fixed income funds
	(cost $13,286)		$13,544

	Total investments in affiliated investment companies
	(cost $37,769)		$38,865

EXCHANGE TRADED FUNDS - 1.6%
22	Powershares DB Commodity Index Tracking Fund ●		$621

	Total exchange traded funds
	(cost $542)		$621

	Total long-term investments
	(cost $38,311)		$39,486

	Total investments
	(cost $38,311) ▲	99.9%	$39,486
	Other assets and liabilities	0.1%	50
	Total net assets	100.0%	$39,536

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $38,388 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,446
Unrealized Depreciation	(348)
Net Unrealized Appreciation	$1,098

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$38,865	$38,865	$–	$–
Exchange Traded Funds	621	621	–	–
Total	$39,486	$39,486	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $542)	$621
Investments in underlying affiliated funds, at market value (cost $37,769)	38,865
Receivables:
Fund shares sold	32
Dividends and interest	25
Other assets	42
Total assets	39,585
Liabilities:
Payables:
Investment securities purchased	32
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	3
Accrued expenses	12
Total liabilities	49
Net assets	$39,536
Summary of Net Assets:
Capital stock and paid-in-capital	$36,934
Accumulated undistributed net investment income	457
Accumulated net realized gain on investments	970
Unrealized appreciation of investments	1,175
Net assets	$39,536

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.43
Shares outstanding	2,007
Net assets	$26,952
Class R4: Net asset value per share	$13.50
Shares outstanding	803
Net assets	$10,835
Class R5: Net asset value per share	$13.51
Shares outstanding	129
Net assets	$1,749

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$47
Dividends from underlying affiliated funds	672
Total investment income	719

Expenses:
Investment management fees	53
Administrative services fees	63
Transfer agent fees	1
Distribution fees
Class R3	111
Class R4	27
Custodian fees	1
Accounting services fees	4
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	11
Other expenses	9
Total expenses (before waivers)	320
Expense waivers	(194)
Total waivers	(194)
Total expenses, net	126
Net Investment Income	593
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	120
Net realized gain on investments in underlying affiliated funds	1,192
Net realized loss on investments in securities	(264)
Net Realized Gain on Investments	1,048
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(688)
Net Changes in Unrealized Depreciation of Investments	(688)
Net Gain on Investments	360
Net Increase in Net Assets Resulting from Operations	$953

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)
	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$593	$186
Net realized gain on investments	1,048	442
Net unrealized appreciation (depreciation) of investments	(688)	1,261
Net Increase In Net Assets Resulting From Operations	953	1,889
Distributions to Shareholders:
From net investment income
Class R3	(210)	(30)
Class R4	(128)	(31)
Class R5	(21)	(23)
From net realized gain on investments
Class R3	(241)	—
Class R4	(140)	—
Class R5	(24)	—
Total distributions	(764)	(84)
Capital Share Transactions:
Class R3	12,552	11,257
Class R4	2,990	5,311
Class R5	237	(150)
Net increase from capital share transactions	15,779	16,418
Net Increase In Net Assets	15,968	18,223
Net Assets:
Beginning of period	23,568	5,345
End of period	$39,536	$23,568
Accumulated undistributed (distribution in excess of) net investment income (loss)	$457	$153

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$427	$84
Long-Term Capital Gains ‡	337	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$467
Undistributed Long-Term Capital Gain	1,037
Unrealized Appreciation *	1,098
Total Accumulated Earnings	$2,602

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss) on Investments	(70)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of

14

0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:
Shares
Class R4	8
Class R5	98

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$34,000
Sales Proceeds Excluding U.S. Government Obligations	17,783

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	1,435	34	(537)	—	932	1,072	2	(170)	—	904
Amount	$19,465	$451	$(7,364)	$—	$12,552	$13,355	$30	$(2,128)	$—	$11,257
Class R4
Shares	587	20	(388)	—	219	514	3	(94)	—	423
Amount	$7,988	$268	$(5,266)	$—	$2,990	$6,454	$31	$(1,174)	$—	$5,311
Class R5
Shares	18	3	(4)	—	17	12	2	(26)	—	(12)
Amount	$252	$45	$(60)	$—	$237	$150	$23	$(323)	$—	$(150)
Total
Shares	2,040	57	(929)	—	1,168	1,598	7	(290)	—	1,315
Amount	$27,705	$764	$(12,690)	$—	$15,779	$19,959	$84	$(3,625)	$—	$16,418

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2015 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.29	$0.21	$–	$0.31	$0.52	$(0.16)	$(0.22)	$–	$(0.38)	$0.14	$13.43
R4	13.34	0.26	–	0.30	0.56	(0.18)	(0.22)	–	(0.40)	0.16	13.50
R5	13.35	0.27	–	0.29	0.56	(0.18)	(0.22)	–	(0.40)	0.16	13.51

For the Year Ended October 31, 2010
R3	11.69	0.14	–	1.62	1.76	(0.16)	–	–	(0.16)	1.60	13.29
R4	11.72	0.16	–	1.64	1.80	(0.18)	–	–	(0.18)	1.62	13.34
R5	11.72	0.24	–	1.57	1.81	(0.18)	–	–	(0.18)	1.63	13.35

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.21	–	1.59	1.80	(0.11)	–	–	(0.11)	1.69	11.69
R4	10.00	0.23	–	1.61	1.84	(0.12)	–	–	(0.12)	1.72	11.72
R5	10.00	0.26	–	1.58	1.84	(0.12)	–	–	(0.12)	1.72	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

3.95%	$26,952	1.04%	0.47%	0.47%	1.58%	52%
4.24	10,835	0.74	0.17	0.17	1.89	–
4.26	1,749	0.44	0.12	0.12	1.99	–

15.16	14,282	1.28	0.40	0.40	1.42	37
15.50	7,787	1.01	0.10	0.10	1.76	–
15.63	1,499	0.76	0.05	0.05	1.87	–

18.33	2,003	2.24	0.37	0.37	2.27	15
18.70	1,883	1.92	0.07	0.07	2.61	–
18.71	1,459	1.65	0.02	0.02	2.67	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2015 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2015 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2015 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$941.10	$2.37	$1,000.00	$1,022.76	$2.47	0.49%	184	365
Class R4	$1,000.00	$942.70	$0.93	$1,000.00	$1,024.25	$0.96	0.19	184	365
Class R5	$1,000.00	$942.10	$0.68	$1,000.00	$1,024.51	$0.71	0.14	184	365

25

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2015 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR1511 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2020 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Target Retirement 2020 A#	3.91%	2.26%	3.16%
Target Retirement 2020 A##	-1.80%	1.11%	2.20%
Target Retirement 2020 R3#	3.75%	2.00%	2.99%
Target Retirement 2020 R4#	4.07%	2.31%	3.25%
Target Retirement 2020 R5#	4.09%	2.45%	3.37%
Target Retirement 2020 Y#	4.22%	2.51%	3.42%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.97%
S&P 500 Index	8.07%	0.25%	2.44%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2020 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2020 Fund returned 3.91%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.48%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 67% equities and 33% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Riskier credit sectors targeted by the Fund such as Bank Loans and Emerging Market debt underperformed the Barclays Capital U.S. Aggregate Bond Index, while high yield bonds performed inline. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing intermediate bond exposure, while decreasing high yield exposure. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance. Unfortunately, the Fund was hurt by poor performance within The Hartford Mutual Fund Family.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability

3

The Hartford Target Retirement 2020 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.2%
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	10.8
The Hartford Capital Appreciation Fund, Class Y	0.9
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Corporate Opportunities Fund, Class Y	4.4
The Hartford Disciplined Equity Fund, Class Y	1.8
The Hartford Dividend and Growth Fund, Class Y	9.7
The Hartford Equity Income Fund, Class Y	4.3
The Hartford Fundamental Growth Fund, Class Y	0.8
The Hartford Global Growth Fund, Class Y	0.2
The Hartford Global Research Fund, Class Y	3.1
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	0.7
The Hartford Inflation Plus Fund, Class Y	5.4
The Hartford International Opportunities Fund, Class Y	0.6
The Hartford International Small Company Fund, Class Y	3.3
The Hartford International Value Fund, Class Y	3.6
The Hartford MidCap Fund, Class Y	4.0
The Hartford MidCap Value Fund, Class Y	2.1
The Hartford Short Duration Fund, Class Y	10.5
The Hartford Small Company Fund, Class Y	0.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.9
The Hartford SmallCap Growth Fund, Class Y	3.9
The Hartford Total Return Bond Fund, Class Y	9.2
The Hartford Value Fund, Class Y	11.7
The Hartford Value Opportunities Fund, Class Y	0.9
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2020 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.7%
EQUITY FUNDS - 68.2%
1,263	The Hartford Alternative Strategies Fund, Class Y●	$13,845
34	The Hartford Capital Appreciation Fund, Class Y●	1,125
71	The Hartford Capital Appreciation II Fund, Class Y●	934
178	The Hartford Disciplined Equity Fund, Class Y	2,350
662	The Hartford Dividend and Growth Fund, Class Y	12,491
421	The Hartford Equity Income Fund, Class Y	5,481
94	The Hartford Fundamental Growth Fund, Class Y●	1,058
16	The Hartford Global Growth Fund, Class Y●	232
434	The Hartford Global Research Fund, Class Y	4,042
103	The Hartford Growth Fund, Class Y●	1,828
33	The Hartford Growth Opportunities Fund, Class Y●	899
54	The Hartford International Opportunities Fund, Class Y	772
344	The Hartford International Small Company Fund, Class Y	4,207
404	The Hartford International Value Fund, Class Y	4,580
226	The Hartford MidCap Fund, Class Y●	5,141
234	The Hartford MidCap Value Fund, Class Y	2,645
51	The Hartford Small Company Fund, Class Y●	1,064
362	The Hartford Small/Mid Cap Equity Fund, Class Y	3,747
154	The Hartford SmallCap Growth Fund, Class Y●	5,005
1,375	The Hartford Value Fund, Class Y	14,997
94	The Hartford Value Opportunities Fund, Class Y	1,221
		87,664
	Total equity funds
	(cost $81,814)	$87,664

FIXED INCOME FUNDS - 29.5%
570	The Hartford Corporate Opportunities Fund, Class Y		$5,722
562	The Hartford Inflation Plus Fund, Class Y		6,990
1,373	The Hartford Short Duration Fund, Class Y		13,460
1,078	The Hartford Total Return Bond Fund, Class Y		11,765
			37,937
	Total fixed income funds
	(cost $37,206)		$37,937

	Total investments in affiliated investment companies
	(cost $119,020)		$125,601

EXCHANGE TRADED FUNDS - 2.2%
101	Powershares DB Commodity Index Tracking Fund ●		$2,789

	Total exchange traded funds
	(cost $2,327)		$2,789

	Total long-term investments
	(cost $121,347)		$128,390

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
–	State Street Bank Money Market Fund		$–

	Total short-term investments
	(cost $–)		$–

	Total investments
	(cost $121,347) ▲	99.9%	$128,390
	Other assets and liabilities	0.1%	110
	Total net assets	100.0%	$128,500

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $121,962 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,730
Unrealized Depreciation	(1,302)
Net Unrealized Appreciation	$6,428

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$125,601	$125,601	$–	$–
Exchange Traded Funds	2,789	2,789	–	–
Short-Term Investments	–	–	–	–
Total	$128,390	$128,390	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $2,327)	$2,789
Investments in underlying affiliated funds, at market value (cost $119,020)	125,601
Receivables:
Investment securities sold	4
Fund shares sold	365
Dividends and interest	70
Other assets	74
Total assets	128,903
Liabilities:
Bank overdraft -- U.S. Dollars	—
Payables:
Investment securities purchased	365
Fund shares redeemed	5
Investment management fees	4
Administrative fees	4
Distribution fees	8
Accrued expenses	17
Total liabilities	403
Net assets	$128,500
Summary of Net Assets:
Capital stock and paid-in-capital	$123,437
Accumulated undistributed net investment income	1,293
Accumulated net realized loss on investments	(3,273)
Unrealized appreciation of investments	7,043
Net assets	$128,500

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.38/$10.98
Shares outstanding	2,196
Net assets	$22,785
Class R3: Net asset value per share	$10.31
Shares outstanding	4,368
Net assets	$45,045
Class R4: Net asset value per share	$10.38
Shares outstanding	4,541
Net assets	$47,150
Class R5: Net asset value per share	$10.40
Shares outstanding	1,289
Net assets	$13,411
Class Y: Net asset value per share	$10.40
Shares outstanding	10
Net assets	$109

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$83
Dividends from underlying affiliated funds	2,034
Total investment income	2,117

Expenses:
Investment management fees	177
Administrative services fees	152
Transfer agent fees	37
Distribution fees
Class A	61
Class R3	184
Class R4	108
Custodian fees	1
Accounting services fees	14
Registration and filing fees	62
Board of Directors' fees	2
Audit fees	12
Other expenses	19
Total expenses (before waivers)	829
Expense waivers	(452)
Total waivers	(452)
Total expenses, net	377
Net Investment Income	1,740
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	372
Net realized gain on investments in underlying affiliated funds	1,494
Net realized loss on investments in securities	(772)
Net Realized Gain on Investments	1,094
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	17
Net Changes in Unrealized Appreciation of Investments	17
Net Gain on Investments	1,111
Net Increase in Net Assets Resulting from Operations	$2,851

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$1,740	$1,016
Net realized gain (loss) on investments	1,094	(247)
Net unrealized appreciation of investments	17	8,762
Net Increase In Net Assets Resulting From Operations	2,851	9,531
Distributions to Shareholders:
From net investment income
Class A	(319)	(290)
Class R3	(366)	(51)
Class R4	(511)	(305)
Class R5	(185)	(151)
Class Y	(2)	—
Total distributions	(1,383)	(797)
Capital Share Transactions:
Class A	(1,605)	2,714
Class R3	21,015	21,026
Class R4	17,271	9,048
Class R5	1,398	1,165
Class Y	2	90
Net increase from capital share transactions	38,081	34,043
Net Increase In Net Assets	39,549	42,777
Net Assets:
Beginning of period	88,951	46,174
End of period	$128,500	$88,951
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,293	$726

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$1,383	$797

12

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,293
Accumulated Capital Losses *	(2,658)
Unrealized Appreciation †	6,428
Total Accumulated Earnings	$5,063

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$210
Accumulated Net Realized Gain (Loss) on Investments	(210)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$255
2017	2,027
2018	376
Total	$2,658

As of October 31, 2011, the Fund utilized $1,259 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $73 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for

14

providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10
Class Y	10

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$83,108
Sales Proceeds Excluding U.S. Government Obligations	44,185

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	598	31	(779)	—	(150)	764	31	(507)	—	288
Amount	$6,348	$319	$(8,272)	$—	$(1,605)	$7,236	$290	$(4,812)	$—	$2,714
Class R3
Shares	2,681	36	(716)	—	2,001	2,685	5	(453)	—	2,237
Amount	$28,128	$366	$(7,479)	$—	$21,015	$25,278	$51	$(4,303)	$—	$21,026
Class R4
Shares	2,152	49	(579)	—	1,622	1,283	33	(365)	—	951
Amount	$22,706	$511	$(5,946)	$—	$17,271	$12,148	$305	$(3,405)	$—	$9,048
Class R5
Shares	396	18	(282)	—	132	344	16	(238)	—	122
Amount	$4,216	$185	$(3,003)	$—	$1,398	$3,254	$151	$(2,240)	$—	$1,165
Class Y
Shares	—	—	—	—	—	9	—	—	—	9
Amount	$—	$2	$—	$—	$2	$90	$—	$—	$—	$90
Total
Shares	5,827	134	(2,356)	—	3,605	5,085	85	(1,563)	—	3,607
Amount	$61,398	$1,383	$(24,700)	$—	$38,081	$48,006	$797	$(14,760)	$—	$34,043

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$10.12	$0.16	$–	$0.24	$0.40	$(0.14)	$–	$–	$(0.14)	$0.26	$10.38
R3	10.07	0.13	–	0.25	0.38	(0.14)	–	–	(0.14)	0.24	10.31
R4	10.12	0.17	–	0.24	0.41	(0.15)	–	–	(0.15)	0.26	10.38
R5	10.14	0.18	–	0.24	0.42	(0.16)	–	–	(0.16)	0.26	10.40
Y	10.13	0.18	–	0.25	0.43	(0.16)	–	–	(0.16)	0.27	10.40

For the Year Ended October 31, 2010 (E)
A	8.89	0.14	–	1.23	1.37	(0.14)	–	–	(0.14)	1.23	10.12
R3	8.87	0.11	–	1.23	1.34	(0.14)	–	–	(0.14)	1.20	10.07
R4	8.89	0.16	–	1.22	1.38	(0.15)	–	–	(0.15)	1.23	10.12
R5	8.90	0.17	–	1.22	1.39	(0.15)	–	–	(0.15)	1.24	10.14
Y	8.90	0.14	–	1.25	1.39	(0.16)	–	–	(0.16)	1.23	10.13

For the Year Ended October 31, 2009
A(F)	7.56	0.19	–	1.25	1.44	(0.11)	–	–	(0.11)	1.33	8.89
R3	7.55	0.17	–	1.25	1.42	(0.10)	–	–	(0.10)	1.32	8.87
R4	7.55	0.19	–	1.26	1.45	(0.11)	–	–	(0.11)	1.34	8.89
R5	7.56	0.20	–	1.25	1.45	(0.11)	–	–	(0.11)	1.34	8.90
Y	7.56	0.21	–	1.24	1.45	(0.11)	–	–	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	–	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	(4.12)	7.56
R3	11.67	0.35	–	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	(4.12)	7.55
R4	11.67	0.37	–	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	(4.12)	7.55
R5	11.68	0.39	–	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	(4.12)	7.56
Y	11.68	0.29	–	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	–	1.29	1.53	(0.24)	(0.04)	–	(0.28)	1.25	11.68
R3(G)	10.55	0.08	–	1.11	1.19	(0.07)	–	–	(0.07)	1.12	11.67
R4(G)	10.55	0.10	–	1.12	1.22	(0.10)	–	–	(0.10)	1.12	11.67
R5(G)	10.55	0.14	–	1.11	1.25	(0.12)	–	–	(0.12)	1.13	11.68
Y	10.43	0.30	–	1.25	1.55	(0.26)	(0.04)	–	(0.30)	1.25	11.68

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

3.91%		$22,785	0.63%		0.35%		0.35%		1.50%		38%
3.75		45,045	0.95		0.50		0.50		1.26		–
4.07		47,150	0.64		0.20		0.20		1.58		–
4.09		13,411	0.34		0.15		0.15		1.67		–
4.22		109	0.24		0.15		0.15		1.69		–

15.54		23,735	0.65		0.29		0.29		1.54		28
15.30		23,842	0.98		0.44		0.44		1.30		–
15.68		29,544	0.68		0.14		0.14		1.67		–
15.82		11,725	0.38		0.09		0.09		1.76		–
15.72		105	0.27		0.07		0.07		1.55		–

19.38		18,297	0.75		0.25		0.25		2.52		20
19.19		1,151	1.19		0.40		0.40		1.57		–
19.53		17,503	0.81		0.10		0.10		2.48		–
19.59		9,213	0.51		0.05		0.05		2.63		–
19.63		10	0.42		0.05		0.05		2.69		–

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		–
(32.18)		8,281	0.83		0.55		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.23		0.96		–
(31.89)		9	0.46		0.17		0.17		2.74		–

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(H)	11	1.72	(I)	0.91	(I)	0.91	(I)	0.86	(I)	–
11.64	(H)	1,129	1.35	(I)	0.61	(I)	0.61	(I)	1.23	(I)	–
11.91	(H)	11	1.12	(I)	0.31	(I)	0.31	(I)	1.46	(I)	–
15.20		12	0.94		0.21		0.21		2.71		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2020 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2020 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2020 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	15.66%
Other Direct Federal Obligations*	0.18%
Other Securities	84.16%
Total	100.00%

DRD†	90.00%
QDI‡	100.00%
QII§	95.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

24

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$926.80	$1.80	$1,000.00	$1,023.34	$1.89	0.37%	184	365
Class R3	$1,000.00	$925.50	$2.50	$1,000.00	$1,022.61	$2.63	0.52	184	365
Class R4	$1,000.00	$926.80	$1.05	$1,000.00	$1,024.11	$1.10	0.22	184	365
Class R5	$1,000.00	$927.70	$0.82	$1,000.00	$1,024.35	$0.86	0.17	184	365
Class Y	$1,000.00	$927.70	$0.83	$1,000.00	$1,024.35	$0.87	0.17	184	365

25

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2020 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR2011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2025 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2025 R3	3.92%	12.08%
Target Retirement 2025 R4	4.19%	12.40%
Target Retirement 2025 R5	4.29%	12.48%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2025 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 3.92%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.42%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 73% equities and 27% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Asset Allocation was negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will

3

The Hartford Target Retirement 2025 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end, we introduced an allocation to Emerging Market debt in the Fund, given attractive historical and forward looking risk adjusted returns. Also at quarter end, we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	1.9%
Powershares Emerging Markets Sovereign Debt Portfolio	0.9
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	12.4
The Hartford Capital Appreciation Fund, Class Y	0.5
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Corporate Opportunities Fund, Class Y	1.1
The Hartford Disciplined Equity Fund, Class Y	2.2
The Hartford Dividend and Growth Fund, Class Y	7.6
The Hartford Equity Income Fund, Class Y	8.2
The Hartford Fundamental Growth Fund, Class Y	0.0
The Hartford Global Growth Fund, Class Y	0.2
The Hartford Global Research Fund, Class Y	2.5
The Hartford Growth Fund, Class Y	2.7
The Hartford Growth Opportunities Fund, Class Y	0.2
The Hartford Inflation Plus Fund, Class Y	6.2
The Hartford International Growth Fund, Class Y	0.6
The Hartford International Opportunities Fund, Class Y	0.3
The Hartford International Small Company Fund, Class Y	6.3
The Hartford International Value Fund, Class Y	2.9
The Hartford MidCap Fund, Class Y	0.7
The Hartford MidCap Value Fund, Class Y	2.5
The Hartford Short Duration Fund, Class Y	9.1
The Hartford Small Company Fund, Class Y	0.5
The Hartford Small/Mid Cap Equity Fund, Class Y	2.4
The Hartford SmallCap Growth Fund, Class Y	8.4
The Hartford Total Return Bond Fund, Class Y	5.5
The Hartford Value Fund, Class Y	13.5
The Hartford Value Opportunities Fund, Class Y	0.4
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2025 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 97.1%
EQUITY FUNDS - 75.2%
573	The Hartford Alternative Strategies Fund, Class Y●	$6,282
7	The Hartford Capital Appreciation Fund, Class Y●	246
9	The Hartford Capital Appreciation II Fund, Class Y●	118
83	The Hartford Disciplined Equity Fund, Class Y	1,092
203	The Hartford Dividend and Growth Fund, Class Y	3,834
318	The Hartford Equity Income Fund, Class Y	4,131
1	The Hartford Fundamental Growth Fund, Class Y●	14
8	The Hartford Global Growth Fund, Class Y●	124
134	The Hartford Global Research Fund, Class Y	1,249
77	The Hartford Growth Fund, Class Y●	1,369
4	The Hartford Growth Opportunities Fund, Class Y●	107
33	The Hartford International Growth Fund, Class Y●	318
10	The Hartford International Opportunities Fund, Class Y	145
260	The Hartford International Small Company Fund, Class Y	3,176
129	The Hartford International Value Fund, Class Y	1,462
14	The Hartford MidCap Fund, Class Y●	327
114	The Hartford MidCap Value Fund, Class Y	1,288
13	The Hartford Small Company Fund, Class Y●	266
117	The Hartford Small/Mid Cap Equity Fund, Class Y	1,209
130	The Hartford SmallCap Growth Fund, Class Y●	4,235
624	The Hartford Value Fund, Class Y	6,809
17	The Hartford Value Opportunities Fund, Class Y	221
		38,022
	Total equity funds
	(cost $37,385)	$38,022

FIXED INCOME FUNDS - 21.9%
55	The Hartford Corporate Opportunities Fund, Class Y		$549
253	The Hartford Inflation Plus Fund, Class Y		3,152
473	The Hartford Short Duration Fund, Class Y		4,631
253	The Hartford Total Return Bond Fund, Class Y		2,761
			11,093
	Total fixed income funds
	(cost $10,866)		$11,093

	Total investments in affiliated investment companies
	(cost $48,251)		$49,115

EXCHANGE TRADED FUNDS - 2.8%
34	Powershares DB Commodity Index Tracking Fund ●		$941
18	Powershares Emerging Markets Sovereign Debt Portfolio		480
			1,421
	Total exchange traded funds
	(cost $1,286)		$1,421

	Total long-term investments
	(cost $49,537)		$50,536

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments
	(cost $1)		$1

	Total investments
	(cost $49,538) ▲	99.9%	$50,537
	Other assets and liabilities	0.1%	43
	Total net assets	100.0%	$50,580

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $49,646 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,607
Unrealized Depreciation	(716)
Net Unrealized Appreciation	$891

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$49,115	$49,115	$–	$–
Exchange Traded Funds	1,421	1,421	–	–
Short-Term Investments	1	1	–	–
Total	$50,537	$50,537	$–	$–

♦	For the period ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,287)	$1,422
Investments in underlying affiliated funds, at market value (cost $48,251)	49,115
Receivables:
Fund shares sold	24
Dividends and interest	17
Other assets	46
Total assets	50,624
Liabilities:
Payables:
Investment securities purchased	25
Fund shares redeemed	—
Investment management fees	1
Administrative fees	2
Distribution fees	4
Accrued expenses	12
Total liabilities	44
Net assets	$50,580
Summary of Net Assets:
Capital stock and paid-in-capital	$48,136
Accumulated undistributed net investment income	349
Accumulated net realized gain on investments	1,096
Unrealized appreciation of investments	999
Net assets	$50,580

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.55
Shares outstanding	1,999
Net assets	$27,080
Class R4: Net asset value per share	$13.62
Shares outstanding	1,610
Net assets	$21,926
Class R5: Net asset value per share	$13.64
Shares outstanding	115
Net assets	$1,574

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$34
Dividends from underlying affiliated funds	588
Total investment income	622

Expenses:
Investment management fees	59
Administrative services fees	69
Transfer agent fees	1
Distribution fees
Class R3	108
Class R4	40
Custodian fees	1
Accounting services fees	5
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	11
Other expenses	10
Total expenses (before waivers)	344
Expense waivers	(201)
Total waivers	(201)
Total expenses, net	143
Net Investment Income	479
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	78
Net realized gain on investments in underlying affiliated funds	1,400
Net realized loss on investments in securities	(338)
Net Realized Gain on Investments	1,140
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(975)
Net Changes in Unrealized Depreciation of Investments	(975)
Net Gain on Investments	165
Net Increase in Net Assets Resulting from Operations	$644

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$479	$129
Net realized gain on investments	1,140	266
Net unrealized appreciation (depreciation) of investments	(975)	1,415
Net Increase In Net Assets Resulting From Operations	644	1,810
Distributions to Shareholders:
From net investment income
Class R3	(144)	(20)
Class R4	(110)	(24)
Class R5	(20)	(15)
From net realized gain on investments
Class R3	(135)	—
Class R4	(88)	—
Class R5	(17)	—
Total distributions	(514)	(59)
Capital Share Transactions:
Class R3	12,683	11,272
Class R4	12,332	6,961
Class R5	(339)	303
Net increase from capital share transactions	24,676	18,536
Net Increase In Net Assets	24,806	20,287
Net Assets:
Beginning of period	25,774	5,487
End of period	$50,580	$25,774
Accumulated undistributed (distribution in excess of) net investment income (loss)	$349	$100

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$314	$59
Long-Term Capital Gains ‡	200	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

 As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$644
Undistributed Long-Term Capital Gain	909
Unrealized Appreciation *	891
Total Accumulated Earnings	$2,444

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$44
Accumulated Net Realized Gain (Loss) on Investments	(44)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of

14

0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:
Shares
Class R4	8
Class R5	56

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$42,942
Sales Proceeds Excluding U.S. Government Obligations	17,808

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011 and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	1,174	21	(263)	—	932	987	2	(98)	—	891
Amount	$16,114	$279	$(3,710)	$—	$12,683	$12,492	$20	$(1,240)	$—	$11,272
Class R4
Shares	1,273	15	(408)	—	880	621	2	(70)	—	553
Amount	$17,871	$198	$(5,737)	$—	$12,332	$7,818	$24	$(881)	$—	$6,961
Class R5
Shares	16	3	(48)	—	(29)	34	1	(10)	—	25
Amount	$240	$37	$(616)	$—	$(339)	$420	$15	$(132)	$—	$303
Total
Shares	2,463	39	(719)	—	1,783	1,642	5	(178)	—	1,469
Amount	$34,225	$514	$(10,063)	$—	$24,676	$20,730	$59	$(2,253)	$—	$18,536

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.27	$0.15	$–	$0.37	$0.52	$(0.12)	$(0.12)	$–	$(0.24)	$0.28	$13.55
R4	13.32	0.18	–	0.38	0.56	(0.14)	(0.12)	–	(0.26)	0.30	13.62
R5	13.33	0.20	–	0.37	0.57	(0.14)	(0.12)	–	(0.26)	0.31	13.64

For the Year Ended October 31, 2010
R3	11.60	0.09	–	1.68	1.77	(0.10)	–	–	(0.10)	1.67	13.27
R4	11.63	0.12	–	1.69	1.81	(0.12)	–	–	(0.12)	1.69	13.32
R5	11.64	0.16	–	1.66	1.82	(0.13)	–	–	(0.13)	1.69	13.33

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.16	–	1.56	1.72	(0.12)	–	–	(0.12)	1.60	11.60
R4	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63
R5	10.00	0.20	–	1.56	1.76	(0.12)	–	–	(0.12)	1.64	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

3.92%	$27,080	1.02%	0.50%	0.50%	1.09%	46%
4.19	21,926	0.72	0.20	0.20	1.34	–
4.29	1,574	0.42	0.15	0.15	1.47	–

15.36	14,148	1.30	0.43	0.43	0.95	26
15.69	9,714	1.01	0.13	0.13	1.28	–
15.71	1,912	0.76	0.08	0.08	1.35	–

17.44	2,046	2.25	0.42	0.42	1.73	12
17.81	2,060	1.94	0.12	0.12	1.99	–
17.92	1,381	1.71	0.07	0.07	2.09	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2025 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2025 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2025 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$924.90	$2.50	$1,000.00	$1,022.60	$2.63	0.52%	184	365
Class R4	$1,000.00	$925.90	$1.04	$1,000.00	$1,024.13	$1.09	0.21	184	365
Class R5	$1,000.00	$926.60	$0.82	$1,000.00	$1,024.35	$0.87	0.17	184	365

25

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2025 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR2511 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2030 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return
and secondarily, seeks capital preservation.

Performance Overview 9/30/05 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	Since Inception
Target Retirement 2030 A#	3.91%	1.78%	2.63%
Target Retirement 2030 A##	-1.80%	0.63%	1.68%
Target Retirement 2030 R3#	3.75%	1.51%	2.47%
Target Retirement 2030 R4#	4.06%	1.83%	2.74%
Target Retirement 2030 R5#	4.09%	1.92%	2.81%
Target Retirement 2030 Y#	4.08%	2.01%	2.89%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.97%
S&P 500 Index	8.07%	0.25%	2.44%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2030 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford Target Retirement 2030 Fund returned 3.91%, before sales charges, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.90%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 79% equities and 21% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance. Unfortunately, the Fund was hurt by poor performance within The Hartford Mutual Fund Family.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in

3

The Hartford Target Retirement 2030 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end, we introduced an allocation to Emerging Market debt in the Fund, given attractive historical and forward looking risk adjusted returns. Also at quarter end, we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.3%
Powershares Emerging Markets Sovereign Debt Portfolio	1.1
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	13.4
The Hartford Capital Appreciation Fund, Class Y	2.0
The Hartford Capital Appreciation II Fund, Class Y	0.8
The Hartford Corporate Opportunities Fund, Class Y	0.5
The Hartford Disciplined Equity Fund, Class Y	2.8
The Hartford Dividend and Growth Fund, Class Y	9.8
The Hartford Equity Income Fund, Class Y	6.4
The Hartford Fundamental Growth Fund, Class Y	1.1
The Hartford Global Growth Fund, Class Y	1.1
The Hartford Global Research Fund, Class Y	2.2
The Hartford Growth Fund, Class Y	1.7
The Hartford Growth Opportunities Fund, Class Y	1.2
The Hartford Inflation Plus Fund, Class Y	4.0
The Hartford International Opportunities Fund, Class Y	0.9
The Hartford International Small Company Fund, Class Y	2.4
The Hartford International Value Fund, Class Y	3.9
The Hartford MidCap Fund, Class Y	1.2
The Hartford MidCap Value Fund, Class Y	2.7
The Hartford Short Duration Fund, Class Y	6.0
The Hartford Small Company Fund, Class Y	2.0
The Hartford Small/Mid Cap Equity Fund, Class Y	3.9
The Hartford SmallCap Growth Fund, Class Y	5.8
The Hartford Total Return Bond Fund, Class Y	5.8
The Hartford Value Fund, Class Y	12.7
The Hartford Value Opportunities Fund, Class Y	2.2
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2030 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 96.5%
EQUITY FUNDS - 80.2%
1,645	The Hartford Alternative Strategies Fund, Class Y●	$18,024
80	The Hartford Capital Appreciation Fund, Class Y●	2,672
84	The Hartford Capital Appreciation II Fund, Class Y●	1,105
282	The Hartford Disciplined Equity Fund, Class Y	3,717
699	The Hartford Dividend and Growth Fund, Class Y	13,202
664	The Hartford Equity Income Fund, Class Y	8,645
137	The Hartford Fundamental Growth Fund, Class Y●	1,543
98	The Hartford Global Growth Fund, Class Y●	1,463
313	The Hartford Global Research Fund, Class Y	2,914
132	The Hartford Growth Fund, Class Y●	2,353
60	The Hartford Growth Opportunities Fund, Class Y●	1,633
85	The Hartford International Opportunities Fund, Class Y	1,202
270	The Hartford International Small Company Fund, Class Y	3,298
463	The Hartford International Value Fund, Class Y	5,249
68	The Hartford MidCap Fund, Class Y●	1,553
319	The Hartford MidCap Value Fund, Class Y	3,606
129	The Hartford Small Company Fund, Class Y●	2,707
504	The Hartford Small/Mid Cap Equity Fund, Class Y	5,217
238	The Hartford SmallCap Growth Fund, Class Y●	7,749
1,565	The Hartford Value Fund, Class Y	17,080
223	The Hartford Value Opportunities Fund, Class Y	2,916
		107,848
	Total equity funds
	(cost $101,241)	$107,848

FIXED INCOME FUNDS - 16.3%
68	The Hartford Corporate Opportunities Fund, Class Y		$679
433	The Hartford Inflation Plus Fund, Class Y		5,383
817	The Hartford Short Duration Fund, Class Y		8,007
711	The Hartford Total Return Bond Fund, Class Y		7,757
			21,826
	Total fixed income funds
	(cost $21,395)		$21,826

	Total investments in affiliated investment companies
	(cost $122,636)		$129,674

EXCHANGE TRADED FUNDS - 3.4%
115	Powershares DB Commodity Index Tracking Fund ●		$3,192
54	Powershares Emerging Markets Sovereign Debt Portfolio		1,470
			4,662
	Total exchange traded funds
	(cost $4,145)		$4,662

	Total long-term investments
	(cost $126,781)		$134,336

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
3	State Street Bank Money Market Fund		$3

	Total short-term investments
	(cost $3)		$3

	Total investments
	(cost $126,784) ▲	99.9%	$134,339
	Other assets and liabilities	0.1%	80
	Total net assets	100.0%	$134,419

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $127,401 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,255
Unrealized Depreciation	(1,317)
Net Unrealized Appreciation	$6,938

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$129,674	$129,674	$–	$–
Exchange Traded Funds	4,662	4,662	–	–
Short-Term Investments	3	3	–	–
Total	$134,339	$134,339	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,148)	$4,665
Investments in underlying affiliated funds, at market value (cost $122,636)	129,674
Receivables:
Investment securities sold	11
Fund shares sold	213
Dividends and interest	35
Other assets	79
Total assets	134,677
Liabilities:
Payables:
Investment securities purchased	213
Fund shares redeemed	11
Investment management fees	4
Administrative fees	4
Distribution fees	8
Accrued expenses	18
Total liabilities	258
Net assets	$134,419
Summary of Net Assets:
Capital stock and paid-in-capital	$128,140
Accumulated undistributed net investment income	875
Accumulated net realized loss on investments	(2,151)
Unrealized appreciation of investments	7,555
Net assets	$134,419

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.28/$9.82
Shares outstanding	2,360
Net assets	$21,889
Class R3: Net asset value per share	$9.17
Shares outstanding	5,183
Net assets	$47,518
Class R4: Net asset value per share	$9.27
Shares outstanding	5,898
Net assets	$54,660
Class R5: Net asset value per share	$9.29
Shares outstanding	1,099
Net assets	$10,206
Class Y: Net asset value per share	$9.31
Shares outstanding	16
Net assets	$146

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$123
Dividends from underlying affiliated funds	1,473
Total investment income	1,596

Expenses:
Investment management fees	179
Administrative services fees	158
Transfer agent fees	52
Distribution fees
Class A	56
Class R3	184
Class R4	125
Custodian fees	1
Accounting services fees	14
Registration and filing fees	62
Board of Directors' fees	3
Audit fees	12
Other expenses	17
Total expenses (before waivers)	863
Expense waivers	(509)
Total waivers	(509)
Total expenses, net	354
Net Investment Income	1,242
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	253
Net realized gain on investments in underlying affiliated funds	1,535
Net realized loss on investments in securities	(1,094)
Net Realized Gain on Investments	694
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	383
Net Changes in Unrealized Appreciation of Investments	383
Net Gain on Investments	1,077
Net Increase in Net Assets Resulting from Operations	$2,319

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$1,242	$724
Net realized gain (loss) on investments	694	(742)
Net unrealized appreciation of investments	383	9,393
Net Increase In Net Assets Resulting From Operations	2,319	9,375
Distributions to Shareholders:
From net investment income
Class A	(198)	(171)
Class R3	(240)	(35)
Class R4	(440)	(255)
Class R5	(99)	(75)
Class Y	(2)	—
Total distributions	(979)	(536)
Capital Share Transactions:
Class A	396	1,205
Class R3	27,269	15,714
Class R4	17,950	12,384
Class R5	1,294	1,575
Class Y	2	101
Net increase from capital share transactions	46,911	30,979
Net Increase In Net Assets	48,251	39,818
Net Assets:
Beginning of period	86,168	46,350
End of period	$134,419	$86,168
Accumulated undistributed (distribution in excess of) net investment income (loss)	$875	$475

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$979	$536

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$875
Accumulated Capital Losses *	(1,534)
Unrealized Appreciation †	6,938
Total Accumulated Earnings	$6,279

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$137
Accumulated Net Realized Gain (Loss) on Investments	(137)

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$778
2018	756
Total	$1,534

As of October 31, 2011, the Fund utilized $850 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $94 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

14

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	16

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$88,239
Sales Proceeds Excluding U.S. Government Obligations	40,638

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	610	21	(589)	—	42	614	20	(497)	—	137
Amount	$5,821	$198	$(5,623)	$—	$396	$5,198	$169	$(4,162)	$—	$1,205
Class R3
Shares	3,390	26	(513)	—	2,903	2,028	4	(165)	—	1,867
Amount	$31,878	$240	$(4,849)	$—	$27,269	$17,047	$35	$(1,368)	$—	$15,714
Class R4
Shares	2,261	47	(422)	—	1,886	1,720	31	(286)	—	1,465
Amount	$21,364	$440	$(3,854)	$—	$17,950	$14,530	$255	$(2,401)	$—	$12,384
Class R5
Shares	295	10	(167)	—	138	367	9	(191)	—	185
Amount	$2,801	$99	$(1,606)	$—	$1,294	$3,080	$75	$(1,580)	$—	$1,575
Class Y
Shares	—	—	—	—	—	12	—	—	—	12
Amount	$—	$2	$—	$—	$2	$101	$—	$—	$—	$101
Total
Shares	6,556	104	(1,691)	—	4,969	4,741	64	(1,139)	—	3,666
Amount	$61,864	$979	$(15,932)	$—	$46,911	$39,956	$534	$(9,511)	$—	$30,979

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2030 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$9.01	$0.10	$–	$0.25	$0.35	$(0.08)	$–	$–	$(0.08)	$0.27	$9.28
R3	8.92	0.08	–	0.26	0.34	(0.09)	–	–	(0.09)	0.25	9.17
R4	9.00	0.11	–	0.26	0.37	(0.10)	–	–	(0.10)	0.27	9.27
R5	9.02	0.12	–	0.25	0.37	(0.10)	–	–	(0.10)	0.27	9.29
Y	9.04	0.12	–	0.25	0.37	(0.10)	–	–	(0.10)	0.27	9.31

For the Year Ended October 31, 2010 (E)
A	7.84	0.09	–	1.16	1.25	(0.08)	–	–	(0.08)	1.17	9.01
R3	7.77	0.08	–	1.15	1.23	(0.08)	–	–	(0.08)	1.15	8.92
R4	7.83	0.10	–	1.16	1.26	(0.09)	–	–	(0.09)	1.17	9.00
R5	7.84	0.11	–	1.16	1.27	(0.09)	–	–	(0.09)	1.18	9.02
Y	7.86	0.12	–	1.15	1.27	(0.09)	–	–	(0.09)	1.18	9.04

For the Year Ended October 31, 2009 (E)
A(F)	6.80	0.12	–	1.04	1.16	(0.12)	–	–	(0.12)	1.04	7.84
R3	6.77	0.10	–	1.04	1.14	(0.14)	–	–	(0.14)	1.00	7.77
R4	6.78	0.12	–	1.05	1.17	(0.12)	–	–	(0.12)	1.05	7.83
R5	6.80	0.13	–	1.04	1.17	(0.13)	–	–	(0.13)	1.04	7.84
Y	6.82	0.14	–	1.04	1.18	(0.14)	–	–	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (E)
A	10.92	0.13	–	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	–	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	(4.11)	6.77
R4	10.91	0.02	–	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.78
R5	10.93	0.03	–	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.80
Y	10.95	0.18	–	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	–	1.55	1.70	(0.13)	(0.01)	–	(0.14)	1.56	10.92
R3(G)	9.53	(0.01)	–	1.36	1.35	–	–	–	–	1.35	10.88
R4(G)	9.53	–	–	1.38	1.38	–	–	–	–	1.38	10.91
R5(G)	9.53	0.05	–	1.35	1.40	–	–	–	–	1.40	10.93
Y	9.36	0.19	–	1.54	1.73	(0.13)	(0.01)	–	(0.14)	1.59	10.95

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end ofeach period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

3.91%		$21,889	0.71%		0.33%		0.33%		1.03%		34%
3.75		47,518	0.95		0.48		0.48		0.84		–
4.06		54,660	0.64		0.18		0.18		1.16		–
4.09		10,206	0.34		0.13		0.13		1.23		–
4.08		146	0.24		0.13		0.13		1.24		–

16.03		20,891	0.73		0.27		0.27		1.09		23
15.88		20,350	0.99		0.42		0.42		0.97		–
16.21		36,119	0.68		0.12		0.12		1.24		–
16.35		8,668	0.39		0.07		0.07		1.30		–
16.31		140	0.28		0.07		0.07		1.39		–

17.45		17,090	0.81		0.24		0.24		1.80		16
17.37		3,209	1.15		0.39		0.39		1.42		–
17.66		19,940	0.82		0.09		0.09		1.79		–
17.68		6,082	0.52		0.04		0.04		1.90		–
17.83		29	0.43		0.04		0.04		2.08		–

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.22		0.33		–
(34.69)		25	0.54		0.19		0.19		1.89		–

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(H)	11	1.90	(I)	0.94	(I)	0.94	(I)	(0.06	) (I)	–
14.48	(H)	640	1.54	(I)	0.64	(I)	0.64	(I)	0.29	(I)	–
14.69	(H)	11	1.30	(I)	0.34	(I)	0.34	(I)	0.54	(I)	–
18.60		38	1.12		0.24		0.24		1.90		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2030 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2030 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

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The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

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Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Target Retirement 2030 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	14.76%
Other Direct Federal Obligations*	0.19%
Other Securities	85.05%
Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	75.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

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The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$911.60	$1.69	$1,000.00	$1,023.44	$1.79	0.35%	184	365
Class R3	$1,000.00	$910.60	$2.38	$1,000.00	$1,022.71	$2.52	0.49	184	365
Class R4	$1,000.00	$912.40	$0.95	$1,000.00	$1,024.21	$1.01	0.20	184	365
Class R5	$1,000.00	$912.60	$0.72	$1,000.00	$1,024.46	$0.76	0.15	184	365
Class Y	$1,000.00	$912.70	$0.72	$1,000.00	$1,024.45	$0.77	0.15	184	365

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The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2030 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR3011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2035 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2035 R3	4.29%	12.63%
Target Retirement 2035 R4	4.55%	12.96%
Target Retirement 2035 R5	4.66%	13.01%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2035 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 4.29%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds category, a group of funds with investment strategies similar to those of the Fund, was 3.14%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 84% equities and 16% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance. Further diversification into short-term bonds detracted from performance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will

3

The Hartford Target Retirement 2035 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end, we introduced an allocation to Emerging Market debt in the Fund, given attractive historical and forward looking risk adjusted returns. Also at quarter end, we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.6%
Powershares Emerging Markets Sovereign Debt Portfolio	0.7
State Street Bank Money Market Fund	0.0
The Hartford Alternative Strategies Fund, Class Y	11.9
The Hartford Capital Appreciation Fund, Class Y	0.2
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Corporate Opportunities Fund, Class Y	2.7
The Hartford Disciplined Equity Fund, Class Y	3.8
The Hartford Dividend and Growth Fund, Class Y	6.0
The Hartford Equity Income Fund, Class Y	7.2
The Hartford Fundamental Growth Fund, Class Y	0.1
The Hartford Global Growth Fund, Class Y	1.2
The Hartford Global Research Fund, Class Y	2.4
The Hartford Growth Fund, Class Y	1.6
The Hartford Growth Opportunities Fund, Class Y	0.8
The Hartford Inflation Plus Fund, Class Y	2.6
The Hartford International Small Company Fund, Class Y	3.6
The Hartford International Value Fund, Class Y	3.7
The Hartford MidCap Fund, Class Y	3.0
The Hartford MidCap Value Fund, Class Y	8.3
The Hartford Short Duration Fund, Class Y	4.5
The Hartford Small Company Fund, Class Y	1.0
The Hartford Small/Mid Cap Equity Fund, Class Y	5.2
The Hartford SmallCap Growth Fund, Class Y	7.1
The Hartford Total Return Bond Fund, Class Y	2.6
The Hartford Value Fund, Class Y	14.3
The Hartford Value Opportunities Fund, Class Y	1.1
Vanguard MSCI Emerging Markets ETF	1.0
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2035 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.6%
EQUITY FUNDS - 83.2%
331	The Hartford Alternative Strategies Fund, Class Y●	$3,624
2	The Hartford Capital Appreciation Fund, Class Y●	64
16	The Hartford Capital Appreciation II Fund, Class Y●	205
88	The Hartford Disciplined Equity Fund, Class Y	1,162
97	The Hartford Dividend and Growth Fund, Class Y	1,835
169	The Hartford Equity Income Fund, Class Y	2,193
4	The Hartford Fundamental Growth Fund, Class Y●	43
25	The Hartford Global Growth Fund, Class Y●	378
78	The Hartford Global Research Fund, Class Y	729
28	The Hartford Growth Fund, Class Y●	499
9	The Hartford Growth Opportunities Fund, Class Y●	249
91	The Hartford International Small Company Fund, Class Y	1,115
100	The Hartford International Value Fund, Class Y	1,137
40	The Hartford MidCap Fund, Class Y●	911
224	The Hartford MidCap Value Fund, Class Y	2,529
14	The Hartford Small Company Fund, Class Y●	294
153	The Hartford Small/Mid Cap Equity Fund, Class Y	1,585
67	The Hartford SmallCap Growth Fund, Class Y●	2,178
399	The Hartford Value Fund, Class Y	4,355
25	The Hartford Value Opportunities Fund, Class Y	329
		25,414
	Total equity funds
	(cost $24,854)	$25,414

FIXED INCOME FUNDS - 12.4%
81	The Hartford Corporate Opportunities Fund, Class Y		$809
64	The Hartford Inflation Plus Fund, Class Y		794
141	The Hartford Short Duration Fund, Class Y		1,381
74	The Hartford Total Return Bond Fund, Class Y		807
			3,791
	Total fixed income funds
	(cost $3,731)		$3,791

	Total investments in affiliated investment companies
	(cost $28,585)		$29,205

EXCHANGE TRADED FUNDS - 4.3%
29	Powershares DB Commodity Index Tracking Fund ●		$805
7	Powershares Emerging Markets Sovereign Debt Portfolio		205
8	Vanguard MSCI Emerging Markets ETF		315
			1,325
	Total exchange traded funds
	(cost $1,271)		$1,325

	Total long-term investments
	(cost $29,856)		$30,530

SHORT-TERM INVESTMENTS - 0.0%
Investment Pools and Funds - 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments
	(cost $1)		$1

	Total investments
	(cost $29,857) ▲	99.9%	$30,531
	Other assets and liabilities	0.1%	34
	Total net assets	100.0%	$30,565

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $29,952 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,059
Unrealized Depreciation	(480)
Net Unrealized Appreciation	$579

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$29,205	$29,205	$–	$–
Exchange Traded Funds	1,325	1,325	–	–
Short-Term Investments	1	1	–	–
Total	$30,531	$30,531	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,272)	$1,326
Investments in underlying affiliated funds, at market value (cost $28,585)	29,205
Receivables:
Investment securities sold	1
Fund shares sold	66
Dividends and interest	7
Other assets	43
Total assets	30,648
Liabilities:
Payables:
Investment securities purchased	66
Fund shares redeemed	1
Investment management fees	1
Administrative fees	1
Distribution fees	2
Accrued expenses	12
Total liabilities	83
Net assets	$30,565
Summary of Net Assets:
Capital stock and paid-in-capital	$28,712
Accumulated undistributed net investment income	163
Accumulated net realized gain on investments	1,016
Unrealized appreciation of investments	674
Net assets	$30,565

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.70
Shares outstanding	1,459
Net assets	$19,991
Class R4: Net asset value per share	$13.77
Shares outstanding	690
Net assets	$9,508
Class R5: Net asset value per share	$13.78
Shares outstanding	77
Net assets	$1,066

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$22
Dividends from underlying affiliated funds	309
Total investment income	331

Expenses:
Investment management fees	39
Administrative services fees	47
Transfer agent fees	1
Distribution fees
Class R3	81
Class R4	21
Custodian fees	1
Accounting services fees	3
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	11
Other expenses	9
Total expenses (before waivers)	253
Expense waivers	(166)
Total waivers	(166)
Total expenses, net	87
Net Investment Income	244
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	33
Net realized gain on investments in underlying affiliated funds	1,132
Net realized loss on investments in securities	(124)
Net Realized Gain on Investments	1,041
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(899)
Net Changes in Unrealized Depreciation of Investments	(899)
Net Gain on Investments	142
Net Increase in Net Assets Resulting from Operations	$386

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$244	$79
Net realized gain on investments	1,041	297
Net unrealized appreciation (depreciation) of investments	(899)	1,021
Net Increase In Net Assets Resulting From Operations	386	1,397
Distributions to Shareholders:
From net investment income
Class R3	(87)	(13)
Class R4	(53)	(18)
Class R5	(13)	(12)
From net realized gain on investments
Class R3	(156)	—
Class R4	(90)	—
Class R5	(22)	—
Total distributions	(421)	(43)
Capital Share Transactions:
Class R3	10,393	7,254
Class R4	4,100	3,313
Class R5	(310)	13
Net increase from capital share transactions	14,183	10,580
Net Increase In Net Assets	14,148	11,934
Net Assets:
Beginning of period	16,417	4,483
End of period	$30,565	$16,417
Accumulated undistributed (distribution in excess of) net investment income (loss)	$163	$55

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$153	$43
Long-Term Capital Gains ‡	268	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$394
Undistributed Long-Term Capital Gain	880
Unrealized Appreciation *	579
Total Accumulated Earnings	$1,853

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$17
Accumulated Net Realized Gain (Loss) on Investments	(17)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of

14

0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	57

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$28,019
Sales Proceeds Excluding U.S. Government Obligations	13,945

15

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	1,057	18	(320)	—	755	655	1	(82)	—	574
Amount	$14,681	$243	$(4,531)	$—	$10,393	$8,274	$12	$(1,032)	$—	$7,254
Class R4
Shares	570	10	(302)	—	278	315	2	(57)	—	260
Amount	$8,127	$143	$(4,170)	$—	$4,100	$4,017	$18	$(722)	$—	$3,313
Class R5
Shares	13	3	(43)	—	(27)	9	1	(9)	—	1
Amount	$191	$35	$(536)	$—	$(310)	$112	$12	$(111)	$—	$13
Total
Shares	1,640	31	(665)	—	1,006	979	4	(148)	—	835
Amount	$22,999	$421	$(9,237)	$—	$14,183	$12,403	$42	$(1,865)	$—	$10,580

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2035 Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.44	$0.11	$–	$0.46	$0.57	$(0.10)	$(0.21)	$–	$(0.31)	$0.26	$13.70
R4	13.49	0.15	–	0.46	0.61	(0.12)	(0.21)	–	(0.33)	0.28	13.77
R5	13.49	0.17	–	0.45	0.62	(0.12)	(0.21)	–	(0.33)	0.29	13.78

For the Year Ended October 31, 2010
R3	11.63	0.08	–	1.82	1.90	(0.09)	–	–	(0.09)	1.81	13.44
R4	11.66	0.12	–	1.82	1.94	(0.11)	–	–	(0.11)	1.83	13.49
R5	11.66	0.14	–	1.81	1.95	(0.12)	–	–	(0.12)	1.83	13.49

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	–	1.59	1.74	(0.11)	–	–	(0.11)	1.63	11.63
R4	10.00	0.17	–	1.61	1.78	(0.12)	–	–	(0.12)	1.66	11.66
R5	10.00	0.18	–	1.60	1.78	(0.12)	–	–	(0.12)	1.66	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

4.29%	$19,991	1.10%	0.45%	0.45%	0.82%	54%
4.55	9,508	0.80	0.15	0.15	1.09	–
4.66	1,066	0.50	0.10	0.10	1.17	–

16.38	9,464	1.44	0.39	0.39	0.75	30
16.74	5,550	1.16	0.09	0.09	1.02	–
16.78	1,403	0.89	0.04	0.04	1.12	–

17.72	1,508	2.35	0.37	0.37	1.50	15
18.09	1,777	2.03	0.07	0.07	1.75	–
18.10	1,198	1.77	0.02	0.02	1.84	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2035 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2035 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2035 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$906.70	$2.24	$1,000.00	$1,022.86	$2.38	0.47%	184	365
Class R4	$1,000.00	$908.30	$0.80	$1,000.00	$1,024.37	$0.85	0.17	184	365
Class R5	$1,000.00	$908.40	$0.58	$1,000.00	$1,024.60	$0.61	0.12	184	365

25

The Hartford Target Retirement 2035 Fund
Approval of Investement Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2035 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2035 Fund
Approval of Investement Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR3511 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2040 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2040 R3	3.78%	12.54%
Target Retirement 2040 R4	4.12%	12.87%
Target Retirement 2040 R5	4.15%	12.92%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2040 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2040 Fund returned 3.78%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.97%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 89% equities and 11% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. Within fixed income the impact was positive on performance, mainly driven by TIPS outperformance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

3

The Hartford Target Retirement 2040 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPs.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	2.7%
The Hartford Alternative Strategies Fund, Class Y	10.8
The Hartford Capital Appreciation Fund, Class Y	0.5
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Corporate Opportunities Fund, Class Y	2.6
The Hartford Disciplined Equity Fund, Class Y	3.3
The Hartford Dividend and Growth Fund, Class Y	4.4
The Hartford Equity Income Fund, Class Y	11.0
The Hartford Fundamental Growth Fund, Class Y	0.4
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	2.9
The Hartford Growth Fund, Class Y	2.7
The Hartford Growth Opportunities Fund, Class Y	1.2
The Hartford Inflation Plus Fund, Class Y	2.6
The Hartford International Opportunities Fund, Class Y	0.1
The Hartford International Small Company Fund, Class Y	3.9
The Hartford International Value Fund, Class Y	3.7
The Hartford MidCap Fund, Class Y	3.5
The Hartford MidCap Value Fund, Class Y	6.7
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	5.5
The Hartford SmallCap Growth Fund, Class Y	7.7
The Hartford Total Return Bond Fund, Class Y	2.6
The Hartford Value Fund, Class Y	16.2
The Hartford Value Opportunities Fund, Class Y	0.9
Vanguard MSCI Emerging Markets ETF	2.1
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Target Retirement 2040 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.1%
EQUITY FUNDS - 87.3%
388	The Hartford Alternative Strategies Fund, Class Y●	$4,255
6	The Hartford Capital Appreciation Fund, Class Y●	203
20	The Hartford Capital Appreciation II Fund, Class Y●	267
99	The Hartford Disciplined Equity Fund, Class Y	1,304
92	The Hartford Dividend and Growth Fund, Class Y	1,731
333	The Hartford Equity Income Fund, Class Y	4,335
15	The Hartford Fundamental Growth Fund, Class Y●	167
–	The Hartford Global Growth Fund, Class Y●	7
123	The Hartford Global Research Fund, Class Y	1,142
59	The Hartford Growth Fund, Class Y●	1,060
17	The Hartford Growth Opportunities Fund, Class Y●	455
3	The Hartford International Opportunities Fund, Class Y	41
124	The Hartford International Small Company Fund, Class Y	1,521
129	The Hartford International Value Fund, Class Y	1,460
61	The Hartford MidCap Fund, Class Y●	1,384
234	The Hartford MidCap Value Fund, Class Y	2,644
22	The Hartford Small Company Fund, Class Y●	463
207	The Hartford Small/Mid Cap Equity Fund, Class Y	2,147
93	The Hartford SmallCap Growth Fund, Class Y●	3,026
583	The Hartford Value Fund, Class Y	6,365
25	The Hartford Value Opportunities Fund, Class Y	327
		34,304
	Total equity funds
	(cost $33,815)	$34,304

FIXED INCOME FUNDS - 7.8%
101	The Hartford Corporate Opportunities Fund, Class Y		$1,018
82	The Hartford Inflation Plus Fund, Class Y		1,024
94	The Hartford Total Return Bond Fund, Class Y		1,027
			3,069
	Total fixed income funds
	(cost $3,007)		$3,069

	Total investments in affiliated investment companies
	(cost $36,822)		$37,373

EXCHANGE TRADED FUNDS - 4.8%
39	Powershares DB Commodity Index Tracking Fund ●		$1,081
20	Vanguard MSCI Emerging Markets ETF		819
			1,900
	Total exchange traded funds
	(cost $1,950)		$1,900

	Total long-term investments
	(cost $38,772)		$39,273

	Total investments
	(cost $38,772) ▲	99.9%	$39,273
	Other assets and liabilities	0.1%	39
	Total net assets	100.0%	$39,312

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $38,851 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,359
Unrealized Depreciation	(937)
Net Unrealized Appreciation	$422

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$37,373	$37,373	$–	$–
Exchange Traded Funds	1,900	1,900	–	–
Total	$39,273	$39,273	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,950)	$1,900
Investments in underlying affiliated funds, at market value (cost $36,822)	37,373
Receivables:
Investment securities sold	19
Fund shares sold	19
Dividends and interest	6
Other assets	47
Total assets	39,364
Liabilities:
Payables:
Investment securities purchased	14
Fund shares redeemed	19
Investment management fees	1
Administrative fees	2
Distribution fees	3
Accrued expenses	13
Total liabilities	52
Net assets	$39,312
Summary of Net Assets:
Capital stock and paid-in-capital	$37,687
Accumulated undistributed net investment income	182
Accumulated net realized gain on investments	942
Unrealized appreciation of investments	501
Net assets	$39,312

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.75
Shares outstanding	1,906
Net assets	$26,194
Class R4: Net asset value per share	$13.82
Shares outstanding	853
Net assets	$11,782
Class R5: Net asset value per share	$13.83
Shares outstanding	97
Net assets	$1,336

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$23
Dividends from underlying affiliated funds	340
Total investment income	363

Expenses:
Investment management fees	47
Administrative services fees	55
Transfer agent fees	1
Distribution fees
Class R3	98
Class R4	24
Custodian fees	1
Accounting services fees	4
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	11
Other expenses	10
Total expenses (before waivers)	291
Expense waivers	(189)
Total waivers	(189)
Total expenses, net	102
Net Investment Income	261
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	33
Net realized gain on investments in underlying affiliated funds	947
Net realized loss on investments in securities	(18)
Net Realized Gain on Investments	962
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(1,174)
Net Changes in Unrealized Depreciation of Investments	(1,174)
Net Loss on Investments	(212)
Net Increase in Net Assets Resulting from Operations	$49

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$261	$69
Net realized gain on investments	962	226
Net unrealized appreciation (depreciation) of investments	(1,174)	1,153
Net Increase In Net Assets Resulting From Operations	49	1,448
Distributions to Shareholders:
From net investment income
Class R3	(79)	(11)
Class R4	(48)	(19)
Class R5	(15)	(12)
From net realized gain on investments
Class R3	(116)	—
Class R4	(58)	—
Class R5	(20)	—
Total distributions	(336)	(42)
Capital Share Transactions:
Class R3	16,483	7,831
Class R4	7,198	2,644
Class R5	(528)	314
Net increase from capital share transactions	23,153	10,789
Net Increase In Net Assets	22,866	12,195
Net Assets:
Beginning of period	16,446	4,251
End of period	$39,312	$16,446
Accumulated undistributed (distribution in excess of) net investment income (loss)	$182	$45

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

10

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding.

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$142	$42
Long-Term Capital Gains ‡	194	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$534
Undistributed Long-Term Capital Gain	669
Unrealized Appreciation *	422
Total Accumulated Earnings	$1,625

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$18
Accumulated Net Realized Gain (Loss) on Investments	(18)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of

14

0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	56

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$35,597
Sales Proceeds Excluding U.S. Government Obligations	12,444

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	1,408	15	(248)	—	1,175	655	1	(37)	—	619
Amount	$19,879	$195	$(3,591)	$—	$16,483	$8,290	$11	$(470)	$—	$7,831
Class R4
Shares	664	8	(169)	—	503	270	2	(62)	—	210
Amount	$9,524	$106	$(2,432)	$—	$7,198	$3,405	$19	$(780)	$—	$2,644
Class R5
Shares	23	2	(66)	—	(41)	36	1	(13)	—	24
Amount	$316	$35	$(879)	$—	$(528)	$465	$12	$(163)	$—	$314
Total
Shares	2,095	25	(483)	—	1,637	961	4	(112)	—	853
Amount	$29,719	$336	$(6,902)	$—	$23,153	$12,160	$42	$(1,413)	$—	$10,789

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.48	$0.10	$–	$0.41	$0.51	$(0.09)	$(0.15)	$–	$(0.24)	$0.27	$13.75
R4	13.52	0.14	–	0.42	0.56	(0.11)	(0.15)	–	(0.26)	0.30	13.82
R5	13.53	0.16	–	0.40	0.56	(0.11)	(0.15)	–	(0.26)	0.30	13.83

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.91	1.97	(0.08)	–	–	(0.08)	1.89	13.48
R4	11.62	0.11	–	1.90	2.01	(0.11)	–	–	(0.11)	1.90	13.52
R5	11.63	0.12	–	1.89	2.01	(0.11)	–	–	(0.11)	1.90	13.53

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.15	–	1.55	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.17	–	1.57	1.74	(0.12)	–	–	(0.12)	1.62	11.62
R5	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

3.78%	$26,194	1.06%	0.44%	0.44%	0.73%	41%
4.12	11,782	0.76	0.14	0.14	1.01	–
4.15	1,336	0.47	0.09	0.09	1.12	–

17.06	9,856	1.45	0.38	0.38	0.64	24
17.35	4,727	1.18	0.08	0.08	0.93	–
17.36	1,863	0.91	0.03	0.03	1.00	–

17.34	1,301	2.41	0.35	0.35	1.48	15
17.70	1,629	2.10	0.05	0.05	1.79	–
17.81	1,321	1.81	–	–	1.83	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2040 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2040 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2040 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$899.30	$2.14	$1,000.00	$1,022.95	$2.28	0.45%	184	365
Class R4	$1,000.00	$900.30	$0.71	$1,000.00	$1,024.46	$0.75	0.15	184	365
Class R5	$1,000.00	$900.40	$0.48	$1,000.00	$1,024.70	$0.51	0.10	184	365

25

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2040 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR4011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2045 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservaion.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2045 R3	4.03%	12.53%
Target Retirement 2045 R4	4.33%	12.85%
Target Retirement 2045 R5	4.44%	12.91%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial  Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2045 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 4.03%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.99%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 93% equities and 7% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. The Fund’s strategic asset allocation decisions within fixed income had a positive impact on overall performance, driven by TIPs outperformance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability

3

The Hartford Target Retirement 2045 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011

Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.1%
SPDR Dow Jones International Real Estate ETF	0.3
SPDR Dow Jones REIT ETF	0.3
The Hartford Alternative Strategies Fund, Class Y	10.9
The Hartford Capital Appreciation Fund, Class Y	0.5
The Hartford Capital Appreciation II Fund, Class Y	0.7
The Hartford Disciplined Equity Fund, Class Y	3.9
The Hartford Dividend and Growth Fund, Class Y	6.0
The Hartford Equity Income Fund, Class Y	11.0
The Hartford Fundamental Growth Fund, Class Y	0.2
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	4.3
The Hartford Growth Fund, Class Y	5.3
The Hartford Growth Opportunities Fund, Class Y	1.2
The Hartford Inflation Plus Fund, Class Y	2.1
The Hartford International Opportunities Fund, Class Y	0.5
The Hartford International Small Company Fund, Class Y	4.8
The Hartford International Value Fund, Class Y	3.8
The Hartford MidCap Value Fund, Class Y	5.0
The Hartford Small Company Fund, Class Y	1.5
The Hartford Small/Mid Cap Equity Fund, Class Y	6.6
The Hartford SmallCap Growth Fund, Class Y	8.2
The Hartford Total Return Bond Fund, Class Y	2.1
The Hartford Value Fund, Class Y	14.0
The Hartford Value Opportunities Fund, Class Y	1.3
Vanguard MSCI Emerging Markets ETF	2.2
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2045 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.9%
EQUITY FUNDS - 89.7%
143	The Hartford Alternative Strategies Fund, Class Y●	$1,567
2	The Hartford Capital Appreciation Fund, Class Y●	76
7	The Hartford Capital Appreciation II Fund, Class Y●	95
42	The Hartford Disciplined Equity Fund, Class Y	559
46	The Hartford Dividend and Growth Fund, Class Y	867
123	The Hartford Equity Income Fund, Class Y	1,594
2	The Hartford Fundamental Growth Fund, Class Y●	27
–	The Hartford Global Growth Fund, Class Y●	5
67	The Hartford Global Research Fund, Class Y	625
43	The Hartford Growth Fund, Class Y●	767
6	The Hartford Growth Opportunities Fund, Class Y●	176
5	The Hartford International Opportunities Fund, Class Y	76
57	The Hartford International Small Company Fund, Class Y	693
49	The Hartford International Value Fund, Class Y	553
64	The Hartford MidCap Value Fund, Class Y	728
10	The Hartford Small Company Fund, Class Y●	212
92	The Hartford Small/Mid Cap Equity Fund, Class Y	950
36	The Hartford SmallCap Growth Fund, Class Y●	1,179
185	The Hartford Value Fund, Class Y	2,023
14	The Hartford Value Opportunities Fund, Class Y	181
		12,953
	Total equity funds
	(cost $12,592)	$12,953

FIXED INCOME FUNDS - 4.2%
25	The Hartford Inflation Plus Fund, Class Y		$305
28	The Hartford Total Return Bond Fund, Class Y		307
			612
	Total fixed income funds
	(cost $599)		$612

	Total investments in affiliated investment companies
	(cost $13,191)		$13,565

EXCHANGE TRADED FUNDS - 5.9%
16	Powershares DB Commodity Index Tracking Fund ●		$452
1	SPDR Dow Jones International Real Estate ETF		38
1	SPDR Dow Jones REIT ETF		39
8	Vanguard MSCI Emerging Markets ETF		326
			855
	Total exchange traded funds
	(cost $846)		$855

	Total long-term investments
	(cost $14,037)		$14,420

	Total investments
	(cost $14,037) ▲	99.8%	$14,420
	Other assets and liabilities	0.2%	23
	Total net assets	100.0%	$14,443

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $14,086 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$625
Unrealized Depreciation	(291)
Net Unrealized Appreciation	$334

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted))

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$13,565	$13,565	$–	$–
Exchange Traded Funds	855	855	–	–
Total	$14,420	$14,420	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $846)	$855
Investments in underlying affiliated funds, at market value (cost $13,191)	13,565
Receivables:
Investment securities sold	2
Fund shares sold	10
Dividends and interest	1
Other assets	36
Total assets	14,469
Liabilities:
Bank overdraft -- U.S. Dollars	—
Payables:
Investment securities purchased	10
Fund shares redeemed	2
Investment management fees	1
Administrative fees	1
Distribution fees	1
Accrued expenses	11
Total liabilities	26
Net assets	$14,443
Summary of Net Assets:
Capital stock and paid-in-capital	$13,217
Accumulated undistributed net investment income	44
Accumulated net realized gain on investments	799
Unrealized appreciation of investments	383
Net assets	$14,443

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.73
Shares outstanding	618
Net assets	$8,477
Class R4: Net asset value per share	$13.79
Shares outstanding	366
Net assets	$5,048
Class R5: Net asset value per share	$13.80
Shares outstanding	66
Net assets	$918

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$16
Dividends from underlying affiliated funds	107
Total investment income	123

Expenses:
Investment management fees	19
Administrative services fees	21
Transfer agent fees	—
Distribution fees
Class R3	35
Class R4	10
Custodian fees	1
Accounting services fees	1
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	11
Other expenses	7
Total expenses (before waivers)	145
Expense waivers	(102)
Total waivers	(102)
Total expenses, net	43
Net Investment Income	80
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	11
Net realized gain on investments in underlying affiliated funds	768
Net realized gain on investments in securities	26
Net Realized Gain on Investments	805
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(813)
Net Changes in Unrealized Depreciation of Investments	(813)
Net Loss on Investments	(8)
Net Increase in Net Assets Resulting from Operations	$72

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$80	$37
Net realized gain on investments	805	126
Net unrealized appreciation (depreciation) of investments	(813)	696
Net Increase In Net Assets Resulting From Operations	72	859
Distributions to Shareholders:
From net investment income
Class R3	(27)	(7)
Class R4	(21)	(12)
Class R5	(11)	(10)
From net realized gain on investments
Class R3	(66)	—
Class R4	(37)	—
Class R5	(21)	—
Total distributions	(183)	(29)
Capital Share Transactions:
Class R3	4,479	2,186
Class R4	2,813	615
Class R5	(426)	(12)
Net increase from capital share transactions	6,866	2,789
Net Increase In Net Assets	6,755	3,619
Net Assets:
Beginning of period	7,688	4,069
End of period	$14,443	$7,688
Accumulated undistributed (distribution in excess of) net investment income (loss)	$44	$18

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2011
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$60	$29
Long-Term Capital Gains ‡	123	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$119
Undistributed Long-Term Capital Gain	773
Unrealized Appreciation *	334
Total Accumulated Earnings	$1,226

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$5
Accumulated Net Realized Gain (Loss) on Investments	(5)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2011
(000’s Omitted)

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4

14

shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	8
Class R4	56
Class R5	56

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$12,993
Sales Proceeds Excluding U.S. Government Obligations	6,191

15

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2011
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011 and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	459	7	(139)	—	327	195	1	(24)	—	172
Amount	$6,478	$93	$(2,092)	$—	$4,479	$2,483	$7	$(304)	$—	$2,186
Class R4
Shares	293	4	(109)	—	188	62	1	(14)	—	49
Amount	$4,190	$58	$(1,435)	$—	$2,813	$779	$11	$(175)	$—	$615
Class R5
Shares	4	2	(41)	—	(35)	6	1	(8)	—	(1)
Amount	$56	$32	$(514)	$—	$(426)	$84	$10	$(106)	$—	$(12)
Total
Shares	756	13	(289)	—	480	263	3	(46)	—	220
Amount	$10,724	$183	$(4,041)	$—	$6,866	$3,346	$28	$(585)	$—	$2,789

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

16

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

17

The Hartford Target Retirement 2045 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.47	$0.07	$–	$0.47	$0.54	$(0.08)	$(0.20)	$–	$(0.28)	$0.26	$13.73
R4	13.51	0.11	–	0.47	0.58	(0.10)	(0.20)	–	(0.30)	0.28	13.79
R5	13.51	0.12	–	0.48	0.60	(0.11)	(0.20)	–	(0.31)	0.29	13.80

For the Year Ended October 31, 2010
R3	11.59	0.06	–	1.88	1.94	(0.06)	–	–	(0.06)	1.88	13.47
R4	11.62	0.10	–	1.88	1.98	(0.09)	–	–	(0.09)	1.89	13.51
R5	11.62	0.11	–	1.87	1.98	(0.09)	–	–	(0.09)	1.89	13.51

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	–	1.58	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62
R5	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

4.03%	$8,477	1.33%	0.48%	0.48%	0.50%	50%
4.33	5,048	1.03	0.18	0.18	0.81	–
4.44	918	0.73	0.13	0.13	0.86	–

16.79	3,918	1.77	0.42	0.42	0.47	19
17.09	2,399	1.48	0.12	0.12	0.76	–
17.14	1,371	1.18	0.07	0.07	0.84	–

17.28	1,380	2.40	0.39	0.39	1.21	7
17.65	1,499	2.08	0.09	0.09	1.49	–
17.65	1,190	1.82	0.04	0.04	1.54	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2045 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2045 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2045 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$893.90	$2.38	$1,000.00	$1,022.70	$2.54	0.50%	184	365
Class R4	$1,000.00	$894.90	$0.93	$1,000.00	$1,024.23	$0.99	0.19	184	365
Class R5	$1,000.00	$894.90	$0.72	$1,000.00	$1,024.45	$0.77	0.15	184	365

25

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2045 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR4511 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Target Retirement 2050 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, seeks capital preservation.

Performance Overview 10/31/08 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class R3. Growth results in classes other than Class R3 will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	Since Inception
Target Retirement 2050 R3	3.57%	12.23%
Target Retirement 2050 R4	3.95%	12.58%
Target Retirement 2050 R5	3.97%	12.63%
Barclays Capital U.S. Aggregate Bond Index	5.00%	8.87%
S&P 500 Index	8.07%	11.40%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Target Retirement 2050 Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?
The Cass R3 shares of The Hartford Target Retirement 2050 Fund returned 3.57%, for the twelve-month period ended October 31, 2011. In comparison, its benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 8.07% and 5.00%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds category, a group of funds with investment strategies similar to those of the Fund, was 2.59%.

Why did the Fund perform this way?
In October 2011, third quarter U.S. GDP data was released. The U.S. economy grew by 1.6% over the 12 month period ended September 30, 2011. While this is not the recessionary scenario that many investors had feared, it is not a strong outcome either. Payroll growth has stalled, manufacturing indices have regressed, and while additive, spending has been insufficient to support robust growth.

Despite a rough third quarter, U.S. equities ended the 12 month period in positive territory. October’s 10.9% gain marked the largest upward one month move in the S&P 500 Index since 1991. Large-cap stocks outperformed mid-caps, followed by small-caps. With regard to investment style, growth beat value across all market caps. Among the thirteen equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs) were the top performer, with the Dow Jones U.S. REIT Index posting an 11.7% gain. However, we believe continued uncertainty in the Euro Zone and fears of a “hard landing” in China resulted in negative returns in international equity markets over the period.

There are three main drivers of the Fund's performance: the structural allocation to stocks and bonds, the asset allocation among various asset classes, and the performance of the underlying funds. The Fund managers have control over the asset allocation decision and the selection of underlying funds. Generally, the Fund’s Target Allocation is 95% equities and 5% fixed income.

We assess two levels of asset allocation impact. The first, structural, addresses the impact of moving beyond the prospectus benchmark of large-cap stocks and intermediate bonds into a more traditionally diversified portfolio with exposure to small-cap stocks, international stocks, and high yield, among others. Over the 12 month period, the structural allocation impact was negative. During this 12 month period riskier assets, such as stocks, underperformed less risky assets, such as bonds, creating a risk off environment. Diversification beyond domestic large-caps and intermediate bonds also detracted from performance. For example, international stocks, which we believe were weighed down by the sovereign debt crisis, underperformed domestic stocks.

The second asset allocation measure captures the impact of diversifying the portfolio across up to 21 different asset classes. It also captures modest changes we make to our allocations based upon our short-term expectations, known as Smart Strategic positioning.

Overall, this was also negative over the 12 month period. Within equities, the Fund’s structural value bias detracted from performance as growth stocks outperformed over the period. Exposure to inflation related asset classes, such as U.S. REITs, commodities, and TIPS all contributed to performance, although International REITs underperformed. Diversification out of domestic equities and into developed international and emerging market equities was the largest detractor from performance, as the sovereign debt crisis and worries over the possibility of a “hard landing” in China resulted in negative market reaction. The Fund’s strategic asset allocation decisions within fixed income had a positive impact on overall performance, driven by TIPs outperformance.

From a Smart Strategic perspective, the Fund was well positioned for this environment. In February, portfolio risk was reduced by increasing large-cap exposure, while decreasing mid-cap and small-cap. The Fund benefited from this positioning, as risk assets have recently experienced less favorable relative performance.

Although The Hartford Mutual Fund Family had a difficult 12 months, the Fund benefited by positive fund selection results, driven by the Fund’s large-cap value allocation.

What is the outlook?
Over the intermediate term, we expect U.S. and global growth to remain positive, albeit below long-term averages. We also expect that volatility will remain elevated and sensitive to

3

The Hartford Target Retirement 2050 Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

headline risk. Although a plan to recapitalize Europe by leveraging the funds of the European Financial Stability Facility (EFSF) has emerged, the sovereign debt crisis will likely continue to have a negative impact on growth going forward.

We look for inflation rates to soften from current peak levels but to remain elevated. Slower global growth, particularly in manufacturing and construction, has resulted in a softening of raw materials prices. We believe this will eventually have an impact on broader inflation rates, albeit with a lagged effect. Concerns over high inflation in emerging markets have eased, as Chinese October inflation came out below expectations at 5.5%. We believe the Fund is well positioned to benefit from elevated levels of inflation with allocations to commodities, REITs, and TIPS.

With Treasury bills yielding negative returns, investors will likely continue to gravitate towards higher yielding and higher growth asset classes. While we have taken risk off in the portfolios, we believe the Fund is still well positioned to benefit from higher yielding asset classes such as high yield bonds and emerging market debt, while allocations to bank loans provide a hedge against the possibility of rising rates. Should the outlook for Europe or that of global growth improve, a rally in riskier assets could be swift. In addition, the Fund stands to benefit from exposure to higher growth asset classes such as emerging market equity and debt, while an underweight (i.e. the Fund’s sector position was less than the benchmark position) to developed international large-caps reflects our concerns with respect to the long-term stability of the Euro Zone.

As part of the strategic asset allocation process, we monitor our long-term strategic targets to ensure that they represent the best mix of asset classes. At quarter end we introduced a currency target to the Fund, representing a small percentage of our fixed income allocation. We believe the asset class offers an attractive diversification and risk reward opportunity, yielding strong returns and bond-like volatility, while exhibiting low correlations with both traditional as well as alternative asset classes.

Composition by Investments
as of October 31, 2011
Fund Name	Percentage of Net Assets
Powershares DB Commodity Index Tracking Fund	3.3%
SPDR Dow Jones International Real Estate ETF	0.4
SPDR Dow Jones REIT ETF	0.4
The Hartford Alternative Strategies Fund, Class Y	10.7
The Hartford Capital Appreciation Fund, Class Y	1.5
The Hartford Capital Appreciation II Fund, Class Y	0.6
The Hartford Disciplined Equity Fund, Class Y	8.6
The Hartford Dividend and Growth Fund, Class Y	1.3
The Hartford Equity Income Fund, Class Y	12.8
The Hartford Fundamental Growth Fund, Class Y	1.3
The Hartford Global Research Fund, Class Y	5.3
The Hartford Growth Fund, Class Y	3.6
The Hartford Growth Opportunities Fund, Class Y	1.9
The Hartford International Opportunities Fund, Class Y	0.3
The Hartford International Small Company Fund, Class Y	4.2
The Hartford International Value Fund, Class Y	4.1
The Hartford MidCap Fund, Class Y	0.4
The Hartford MidCap Value Fund, Class Y	4.4
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	6.0
The Hartford SmallCap Growth Fund, Class Y	7.1
The Hartford Total Return Bond Fund, Class Y	2.3
The Hartford Value Fund, Class Y	13.7
The Hartford Value Opportunities Fund, Class Y	1.7
Vanguard MSCI Emerging Markets ETF	2.7
Other Assets and Liabilities	0.2
Total	100.0%

4

The Hartford Target Retirement 2050 Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.0%
EQUITY FUNDS - 90.7%
158	The Hartford Alternative Strategies Fund, Class Y●		$1,734
8	The Hartford Capital Appreciation Fund, Class Y●		250
8	The Hartford Capital Appreciation II Fund, Class Y●		106
105	The Hartford Disciplined Equity Fund, Class Y		1,392
12	The Hartford Dividend and Growth Fund, Class Y		218
159	The Hartford Equity Income Fund, Class Y		2,072
19	The Hartford Fundamental Growth Fund, Class Y●		211
93	The Hartford Global Research Fund, Class Y		863
33	The Hartford Growth Fund, Class Y●		589
12	The Hartford Growth Opportunities Fund, Class Y●		317
3	The Hartford International Opportunities Fund, Class Y		49
56	The Hartford International Small Company Fund, Class Y		682
58	The Hartford International Value Fund, Class Y		660
3	The Hartford MidCap Fund, Class Y●		59
64	The Hartford MidCap Value Fund, Class Y		718
9	The Hartford Small Company Fund, Class Y●		197
94	The Hartford Small/Mid Cap Equity Fund, Class Y		973
35	The Hartford SmallCap Growth Fund, Class Y●		1,148
203	The Hartford Value Fund, Class Y		2,217
21	The Hartford Value Opportunities Fund, Class Y		275
			14,730
	Total equity funds
	(cost $14,429)		$14,730

FIXED INCOME FUNDS - 2.3%
34	The Hartford Total Return Bond Fund, Class Y		$374

	Total fixed income funds
	(cost $369)		$374

	Total investments in affiliated investment companies
	(cost $14,798)		$15,104

EXCHANGE TRADED FUNDS - 6.8%
19	Powershares DB Commodity Index Tracking Fund ●		$538
2	SPDR Dow Jones International Real Estate ETF		67
1	SPDR Dow Jones REIT ETF		70
10	Vanguard MSCI Emerging Markets ETF		429
			1,104
	Total exchange traded funds
	(cost $1,106)		$1,104

	Total long-term investments
	(cost $15,904)		$16,208

	Total investments
	(cost $15,904) ▲	99.8%	$16,208
	Other assets and liabilities	0.2%	25
	Total net assets	100.0%	$16,233

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $15,959 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$641
Unrealized Depreciation	(392)
Net Unrealized Appreciation	$249

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$15,104	$15,104	$–	$–
Exchange Traded Funds	1,104	1,104	–	–
Total	$16,208	$16,208	$–	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,106)	$1,104
Investments in underlying affiliated funds, at market value (cost $14,798)	15,104
Receivables:
Investment securities sold	39
Fund shares sold	13
Dividends and interest	—
Other assets	38
Total assets	16,298
Liabilities:
Bank overdraft — U.S. Dollars	—
Payables:
Investment securities purchased	13
Fund shares redeemed	39
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	12
Total liabilities	65
Net assets	$16,233
Summary of Net Assets:
Capital stock and paid-in-capital	$15,173
Accumulated undistributed net investment income	46
Accumulated net realized gain on investments	710
Unrealized appreciation of investments	304
Net assets	$16,233

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.61
Shares outstanding	658
Net assets	$8,955
Class R4: Net asset value per share	$13.68
Shares outstanding	453
Net assets	$6,201
Class R5: Net asset value per share	$13.69
Shares outstanding	79
Net assets	$1,077

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$13
Dividends from underlying affiliated funds	117
Total investment income	130

Expenses:
Investment management fees	21
Administrative services fees	24
Transfer agent fees	—
Distribution fees
Class R3	35
Class R4	14
Custodian fees	1
Accounting services fees	2
Registration and filing fees	39
Board of Directors' fees	—
Audit fees	11
Other expenses	8
Total expenses (before waivers)	155
Expense waivers	(111)
Total waivers	(111)
Total expenses, net	44
Net Investment Income	86
Net Realized Gain on Investments:
Capital gain distribution received from underlying affiliated funds	9
Net realized gain on investments in underlying affiliated funds	689
Net realized gain on investments in securities	16
Net Realized Gain on Investments	714
Net Changes in Unrealized Depreciation of Investments:
Net unrealized depreciation of investments	(882)
Net Changes in Unrealized Depreciation of Investments	(882)
Net Loss on Investments	(168)
Net Decrease in Net Assets Resulting from Operations	$(82)

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$86	$37
Net realized gain on investments	714	138
Net unrealized appreciation (depreciation) of investments	(882)	707
Net Increase (Decrease) In Net Assets Resulting From Operations	(82)	882
Distributions to Shareholders:
From net investment income
Class R3	(26)	(7)
Class R4	(25)	(12)
Class R5	(11)	(10)
From net realized gain on investments
Class R3	(62)	—
Class R4	(53)	—
Class R5	(23)	—
Total distributions	(200)	(29)
Capital Share Transactions:
Class R3	5,332	1,977
Class R4	3,290	1,597
Class R5	(343)	72
Net increase from capital share transactions	8,279	3,646
Net Increase In Net Assets	7,997	4,499
Net Assets:
Beginning of period	8,236	3,737
End of period	$16,233	$8,236
Accumulated undistributed (distribution in excess of) net investment income (loss)	$46	$18

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and sub-adviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

10

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, whose value is adjusted for factors occurring after the close of the market but before the NYSE Close is determined using a multi-factor regression model with inputs that are observable in the market; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Principal Risks:

a)
Market Risks – The Fund is exposed to the risks of the Underlying Funds and ETFs in direct proportion to the amount of assets the Fund allocates to each Underlying Fund or ETF. The market values of the Underlying Funds and ETFs may decline due to general market conditions which are not specifically related to a particular fund, such as real or perceived adverse economic conditions or adverse investor sentiment generally.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$71	$29
Long-Term Capital Gains ‡	129	—

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

12

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$46
Undistributed Long-Term Capital Gain	765
Unrealized Appreciation *	249
Total Accumulated Earnings	$1,060

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$4
Accumulated Net Realized Gain (Loss) on Investments	(4)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. HASCO was compensated on a per account basis for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	56
Class R5	64

7.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$15,917
Sales Proceeds Excluding U.S. Government Obligations	7,715

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class R3
Shares	600	6	(218)	—	388	178	1	(20)	—	159
Amount	$8,427	$88	$(3,183)	$—	$5,332	$2,218	$7	$(248)	$—	$1,977
Class R4
Shares	347	6	(135)	—	218	154	1	(29)	—	126
Amount	$4,996	$78	$(1,784)	$—	$3,290	$1,959	$12	$(374)	$—	$1,597
Class R5
Shares	11	3	(43)	—	(29)	6	1	(2)	—	5
Amount	$159	$34	$(536)	$—	$(343)	$78	$10	$(16)	$—	$72
Total
Shares	958	15	(396)	—	577	338	3	(51)	—	290
Amount	$13,582	$200	$(5,503)	$—	$8,279	$4,255	$29	$(638)	$—	$3,646

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

10.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

11.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

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17

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions From Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
R3	$13.42	$0.06	$–	$0.42	$0.48	$(0.07)	$(0.22)	$–	$(0.29)	$0.19	$13.61
R4	13.46	0.10	–	0.43	0.53	(0.09)	(0.22)	–	(0.31)	0.22	13.68
R5	13.47	0.12	–	0.41	0.53	(0.09)	(0.22)	–	(0.31)	0.22	13.69

For the Year Ended October 31, 2010
R3	11.58	0.06	–	1.84	1.90	(0.06)	–	–	(0.06)	1.84	13.42
R4	11.61	0.09	–	1.85	1.94	(0.09)	–	–	(0.09)	1.85	13.46
R5	11.61	0.10	–	1.85	1.95	(0.09)	–	–	(0.09)	1.86	13.47

From October 31, 2008 (commencement of operations) through October 31, 2009
R3	10.00	0.12	–	1.57	1.69	(0.11)	–	–	(0.11)	1.58	11.58
R4	10.00	0.15	–	1.57	1.72	(0.11)	–	–	(0.11)	1.61	11.61
R5	10.00	0.16	–	1.56	1.72	(0.11)	–	–	(0.11)	1.61	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.

18

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(D)

3.57%	$8,955	1.28%	0.47%	0.47%	0.46%	55%
3.95	6,201	0.98	0.17	0.17	0.73	–
3.97	1,077	0.68	0.12	0.12	0.82	–

16.46	3,619	1.79	0.42	0.42	0.44	19
16.78	3,161	1.49	0.12	0.12	0.84	–
16.90	1,456	1.20	0.07	0.07	0.82	–

17.18	1,285	2.42	0.39	0.39	1.23	8
17.54	1,262	2.13	0.09	0.09	1.53	–
17.55	1,190	1.83	0.04	0.04	1.56	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2050 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2050 Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 16, 2011

20

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

22

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2050 Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

24

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class R3	$1,000.00	$887.80	$2.28	$1,000.00	$1,022.79	$2.44	0.48%	184	365
Class R4	$1,000.00	$889.50	$0.84	$1,000.00	$1,024.31	$0.90	0.18	184	365
Class R5	$1,000.00	$889.50	$0.62	$1,000.00	$1,024.55	$0.66	0.13	184	365

25

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Target Retirement 2050 Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate. The Board considered that, until February 29, 2012, HIFSCO had agreed to lower the contractual expense limitations on the Fund’s Class R3 and Class R4 shares by 0.15%.

27

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board also discussed the Fund’s longer-term ability to attract assets. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

28

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TR5011 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Total Return Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996
(sub-advised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview 10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Total Return Bond A#	3.78%	4.66%	4.72%
Total Return Bond A##	-0.89%	3.70%	4.24%
Total Return Bond B#	3.03%	3.90%	NA*
Total Return Bond B##	-1.97%	3.55%	NA*
Total Return Bond C#	3.10%	3.88%	4.01%
Total Return Bond C##	2.10%	3.88%	4.01%
Total Return Bond I#	4.15%	4.97%	4.89%
Total Return Bond R3#	3.49%	4.45%	4.87%
Total Return Bond R4#	3.81%	4.70%	5.00%
Total Return Bond R5#	4.12%	4.97%	5.14%
Total Return Bond Y#	4.23%	5.08%	5.19%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Total Return Bond Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?
The Class A shares of The Hartford Total Return Bond Fund returned 3.78%, before sales charges, for the twelve-month period ended October 31, 2011, versus its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.00%, and the 4.19% average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The Fund managed duration (i.e. sensitivity to changes in interest rates) and sector exposure well through the period; however, negative returns in currency exposure and security selection more than offset those gains.

Our decision to maintain a long duration bias within the Fund resulted in a positive impact for the period, as Treasury yields continued to decline. The Fund was also positioned for a flattening of the U.S. Treasury yield curve. The ten year Treasury declined by approximately 51 basis points during the period, and the yield spread between two year and thirty year Treasury declined by roughly 77 basis points.

The Fund’s allocations to High Yield and Commercial Mortgage Backed Securities (CMBS) were also beneficial over the period. The Fund carried an average 6.2% of its assets in High Yield and 6.1% in CMBS over the period. Timing of asset allocation shifts was also beneficial as allocations to risk products were reduced prior to the general spread widening experienced by the markets in August and September.

Within the investment grade space, overweights (i.e. the Fund’s sector position was greater than the benchmark position) to banks and cyclicals hurt performance, as the European sovereign credit crisis threatened financial contagion across the globe. Currency exposure was also a detractor to performance. The Fund positioned short Euros and Suisse Francs against U.S. Dollar, most of which exposure was applied through currency options. Although we remain negative on those currencies, the potential benefit of this strategy has been slow to develop.

What is the outlook?
We believe heightened market volatility will likely continue throughout the fourth quarter. Spreads in the High Yield sector already trade at levels that we believe reflect a higher default rate than we expect in our base case scenario. We believe Investment Grade Credit also reflects a more challenged environment. Senior bank debt, in particular, is trading at levels reflecting the stress environment but perhaps too high in the context of actual probability of principal loss. Still, we will likely see the spread levels vacillate parallel with equity and other risk markets. We remain watchful of the possibility of reentering credit risk positions, should investor pessimism push spreads to levels consistent with recession.

After a long bull run in interest rates, we may be due for a pause. We believe the Fed is likely to hold short term interest rates low for the next two years at least, which will anchor two year rates. The long end of the yield curve will likely be a choppy range. The Fed’s “Operation Twist” (which, simply put, can be described as the Federal reserve’s attempt to bring short term and long term interest rates closer together) will support demand but the direction of rates within the range will likely be determined by the ebb and flow of optimism and pessimism in risk markets. Our outlook for Europe and the Euro remains negative. We expect to continue to position for a weaker Euro and a weaker Swiss Franc versus the U.S. Dollar.

* On November 21, 2011, the Board of Directors of The Hartford Mutual Funds, Inc. (the “Company”) approved a change of sub-adviser for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, from Hartford Investment Management Company to Wellington Management Company, LLP (“Wellington Management”). As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between Hartford Investment Financial Services, LLC and Wellington Management. The change in the Fund’s sub-adviser and the implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.3%
Aa / AA	3.2
A	11.4
Baa / BBB	18.9
Ba / BB	2.7
B	2.9
Caa / CCC or Lower	2.3
Unrated	0.4
U.S. Government Securities	49.6
Non Debt Securities and Other Short-Term Instruments	5.0
Other Assets & Liabilities	0.3
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

3

The Hartford Total Return Bond Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	6.1%
Call Options Purchased	0.4
Corporate Bonds	36.4
Foreign Government Obligations	0.8
Municipal Bonds	1.1
Preferred Stocks	0.1
Put Options Purchased	0.1
Senior Floating Rate Interests	0.7
U.S. Government Agencies	34.8
U.S. Government Securities	14.3
Short-Term Investments	4.9
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.2%
Administrative Waste Management and Remediation	0.2
Agriculture, Forestry, Fishing and Hunting	0.0
Air Transportation	0.0
Apparel Manufacturing	0.0
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	0.9
Computer and Electronic Product Manufacturing	0.5
Construction	0.5
Educational Services	0.0
Electrical Equipment and Appliance Manufacturing	0.3
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	20.1
Food Manufacturing	0.3
Food Services	0.1
Health Care and Social Assistance	0.6
Higher Education (Univ., Dorms, etc.)	0.3
Information	3.5
Machinery Manufacturing	0.1
Mining	1.5
Miscellaneous	0.2
Miscellaneous Manufacturing	1.0
Motor Vehicle and Parts Manufacturing	0.4
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	3.8
Pipeline Transportation	0.5
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	1.0
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	0.5
Public Administration	0.0
Rail Transportation	0.3
Real Estate, Rental and Leasing	0.3
Retail Trade	1.2
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Tax Allocation	0.1
Textile Product Mills	0.0
Utilities	2.3
Utilities - Electric	0.3
Utilities - Water and Sewer	0.2
Water Transportation	0.1
Wholesale Trade	0.0
Total	44.3%
Equity Securities
Automobiles & Components	0.1
Banks	0.0
Total	0.1%
Call Options Purchased	0.4
Foreign Government Obligations	0.8
Put Options Purchased	0.1
U.S. Government Agencies	34.8
U.S. Government Securities	14.3
Short-Term Investments	4.9
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.1%
	Finance and Insurance - 6.1%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$974
2,420	3.38%, 09/15/2017 ■	2,523
2,440	3.61%, 08/15/2016 ■	2,544
	Banc of America Commercial Mortgage, Inc.
1,080	5.62%, 06/10/2049 Δ	1,140
	Banc of America Large Loan
3,150	5.33%, 12/16/2043 ■	2,835
2,665	5.65%, 06/15/2049 ■Δ	2,568
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,470
	Bear Stearns Commercial Mortgage Securities, Inc.
12,566	15.00%, 11/11/2041 - 07/11/2042 ⌂►	99
	CFCRE Commercial Mortgage Trust
13,396	4.24%, 04/15/2044 ■►	924
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,776
	Citibank Credit Card Issuance Trust
3,765	6.30%, 06/20/2014	3,879
	Citigroup Commercial Mortgage Trust
1,320	5.92%, 03/15/2049 Δ	950
	CNH Equipment Trust
2,631	2.90%, 11/17/2014 ○	2,626
1,250	2.97%, 05/15/2017	1,285
	Commercial Mortgage Pass-Through Certificates
11,715	5.30%, 07/10/2046 ■►	1,154
1,350	5.61%, 06/09/2028 ■	1,326
580	5.95%, 06/09/2028 ■	568
12,801	8.25%, 10/01/2020 ■►	542
	Countrywide Home Loans, Inc.
5,975	6.00%, 10/25/2037 ⌂	5,488
	Credit-Based Asset Servicing and Securitization
545	0.51%, 05/25/2036 ■Δ	465
	Crest Clarendon Street
1,769	0.84%, 12/28/2017 ■Δ	1,721
	CWCapital Cobalt Ltd.
2,785	5.53%, 04/15/2047	2,228
	DBUBS Mortgage Trust
2,135	4.54%, 05/12/2021 ■	2,044
11,796	4.89%, 01/01/2021 ■►	697
14,270	6.65%, 02/01/2021 ■►	272
	Ford Credit Automotive Owner Trust
1,500	2.54%, 02/15/2016	1,549
1,560	3.21%, 07/15/2017	1,610
710	5.53%, 05/15/2016 ■	763
	Ford Credit Floorplan Master Owner Trust
2,600	1.50%, 09/15/2015	2,609
	GE Business Loan Trust
1,501	1.24%, 05/15/2034 ■Δ	521
	GE Capital Credit Card Master Note Trust
1,490	3.69%, 07/15/2015	1,521
	GMAC Mortgage Servicer Advance Funding
5,110	3.72%, 03/15/2023 ■	5,151
	Goldman Sachs Mortgage Securities Corp. II
1,823	5.56%, 11/10/2039	1,972
18,750	6.00%, 08/10/2020 ■►	1,638
	Harley-Davidson Motorcycle Trust
1,780	2.12%, 08/15/2017	1,786
	Hyundai Automotive Receivables Trust
2,850	2.27%, 02/15/2017	2,920
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 ⌂†	203
	JP Morgan Chase Commercial Mortgage Securities Corp.
54,242	0.22%, 08/12/2037 ►Δ	22
20,315	4.14%, 05/15/2021 ■►	1,603
21,639	4.84%, 02/15/2021 ■►	1,394
635	5.34%, 05/15/2047	604
2,205	5.42%, 01/15/2049	2,343
1,285	5.44%, 06/12/2047 Δ	1,354
1,810	5.88%, 02/15/2051 Δ	1,939
2,350	5.93%, 02/12/2051 Δ	2,152
5,793	6.00%, 09/15/2020 ■►	585
64,116	7.00%, 05/12/2045 ►	580
6,325	10.00%, 10/15/2020 ■►	289
	LB-UBS Commercial Mortgage Trust
16,147	5.26%, 09/15/2039 ⌂►	211
1,280	6.11%, 07/15/2040 ■Δ	1,134
2,655	6.11%, 07/15/2040	2,292
	Lehman Brothers Small Balance Commercial
459	5.52%, 09/25/2030 ■	377
239	5.62%, 09/25/2036 ■	223
	Merrill Lynch/Countrywide Commercial Mortgage Trust
1,821	5.38%, 08/12/2048	1,886
15,642	7.00%, 07/12/2046 ⌂►	288
	Morgan Stanley Capital I
44,584	4.39%, 09/15/2047 ■►	1,785
920	5.77%, 04/12/2049 Δ	945
	Morgan Stanley Dean Witter Capital I
2,620	0.00%, 08/25/2032 ⌂►†∞	–
	Morgan Stanley Re-REMIC Trust
3,030	6.46%, 07/17/2056 ■	2,363
	National Credit Union Administration
2,387	1.84%, 10/07/2020 Δ	2,417
	Nationstar Home Equity Loan Trust
48	0.00%, 03/25/2037 ⌂■●†	–
	RBSCF Trust
2,970	5.51%, 04/16/2047 ■Δ	2,807
	Renaissance Home Equity Loan Trust
611	5.36%, 05/25/2035	327
2,945	5.58%, 11/25/2036 Δ	1,683
	Residential Funding Mortgage Securities, Inc.
3,960	6.00%, 07/25/2037 ⌂	3,254
	Sovereign Commercial Mortgage Securities
1,698	5.95%, 07/22/2030 ■Δ	1,759
	Wachovia Bank Commercial Mortgage Trust
2,385	5.59%, 04/15/2047	1,857

The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 6.1% - (continued)
	Finance and Insurance - 6.1% - (continued)
	Wamu Commercial Mortgage Securities Trust
$3,005	6.31%, 03/23/2045 ■ΔΨ	$1,556
	Wells Fargo Alternative Loan Trust
2,667	6.25%, 11/25/2037 ⌂	2,098
	WF-RBS Commercial Mortgage Trust
2,315	4.90%, 06/15/2044 ■	2,430
		111,898

	Total asset & commercial mortgage backed securities
	(cost $116,286)	$111,898

CORPORATE BONDS - 36.4%
	Accommodation and Food Services - 0.2%
	Marina District Finance Co., Inc.
$500	9.50%, 10/15/2015	$495
	MGM Mirage, Inc.
1,731	11.13%, 11/15/2017	1,965
	MGM Resorts International
1,236	11.38%, 03/01/2018	1,344
	Wynn Las Vegas LLC
425	7.75%, 08/15/2020	467
		4,271
	Administrative Waste Management and Remediation - 0.2%
	Brambles USA, Inc.
2,370	3.95%, 04/01/2015 ■	2,470
	Energy Solutions, Inc. LLC
509	10.75%, 08/15/2018	514
	Iron Mountain, Inc.
333	7.75%, 10/01/2019	345
	TransUnion LLC
485	11.38%, 06/15/2018	540
		3,869
	Agriculture, Forestry, Fishing and Hunting - 0.0%
	American Seafood Group LLC
394	10.75%, 05/15/2016 ■	395

	Air Transportation - 0.0%
	United Air Lines, Inc.
490	9.88%, 08/01/2013 ■	513

	Apparel Manufacturing - 0.0%
	Quiksilver, Inc.
620	6.88%, 04/15/2015	584

	Arts, Entertainment and Recreation - 1.9%
	Cenveo, Inc.
657	8.88%, 02/01/2018	570
	Cequel Communication LLC
438	8.63%, 11/15/2017 ■	458
	Clubcorp Club Operations, Inc.
594	10.00%, 12/01/2018	561
	DirecTV Holdings LLC
1,820	5.00%, 03/01/2021	1,993
3,590	7.63%, 05/15/2016	3,841
	Downstream Development Authority
320	10.50%, 07/01/2019 ■	307
	Equinix, Inc.
75	7.00%, 07/15/2021	80
	FireKeepers Development Authority
185	13.88%, 05/01/2015 ■	211
	First Data Corp.
829	10.55%, 09/24/2015 Þ	804
	Globo Comunicacao e Participacoes S.A
1,160	6.25%, 07/20/2015 §♠	1,206
	Knight Ridder, Inc.
2,276	6.88%, 03/15/2029	1,115
	McClatchy Co.
802	11.50%, 02/15/2017	792
	NAI Entertainment Holdings LLC
340	8.25%, 12/15/2017 ■	358
	NBC Universal Media LLC
1,580	3.65%, 04/30/2015	1,668
2,460	4.38%, 04/01/2021	2,616
2,075	5.15%, 04/30/2020	2,332
	News America, Inc.
3,430	4.50%, 02/15/2021	3,582
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033	4,323
	Time Warner, Inc.
610	4.00%, 01/15/2022	626
3,315	6.25%, 03/29/2041	3,931
	TL Acquisitions, Inc.
831	10.50%, 01/15/2015 ■	657
	Virgin Media Finance plc
445	9.50%, 08/15/2016	496
	XM Satellite Radio, Inc.
755	7.63%, 11/01/2018 ■	813
1,227	13.00%, 08/01/2013 ■	1,396
		34,736
	Beverage and Tobacco Product Manufacturing - 0.7%
	Altria Group, Inc.
1,658	10.20%, 02/06/2039	2,562
	Anheuser-Busch Cos., Inc.
2,024	5.05%, 10/15/2016	2,302
	Anheuser-Busch InBev N.V
4,125	7.75%, 01/15/2019	5,393
	Coca-Cola Co.
2,410	3.30%, 09/01/2021 ■	2,497
		12,754
	Chemical Manufacturing - 0.9%
	Dow Chemical Co.
5,675	8.55%, 05/15/2019	7,372
	Ferro Corp.
740	7.88%, 08/15/2018	747
	Hexion Specialty Chemicals
79	8.88%, 02/01/2018	78
	Incitec Pivot Finance LLC
3,880	6.00%, 12/10/2019 ■	4,196
	Ineos Group Holdings plc
815	8.50%, 02/15/2016 ■	689
	Yara International ASA
2,380	7.88%, 06/11/2019 ■	2,940
		16,022

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Computer and Electronic Product Manufacturing - 0.5%
	Advanced Micro Devices, Inc.
$445	8.13%, 12/15/2017	$458
	Hewlett-Packard Co.
3,225	2.35%, 03/15/2015	3,287
	Magnachip Semiconductor
590	10.50%, 04/15/2018	603
	Nextel Communications, Inc.
415	7.38%, 08/01/2015	396
	Seagate HDD Cayman
585	7.75%, 12/15/2018 ■	611
	Seagate Technology International
529	10.00%, 05/01/2014 ■	602
	Sorenson Communications
863	10.50%, 02/01/2015 ■	570
	Thermo Fisher Scientific, Inc.
2,038	2.25%, 08/15/2016	2,088
	Viasystems, Inc.
485	12.00%, 01/15/2015 ■	523
		9,138
	Construction - 0.5%
	CRH America, Inc.
2,800	5.30%, 10/15/2013 ‡	2,924
	D.R. Horton, Inc.
515	6.50%, 04/15/2016	527
	Odebrecht Finance Ltd.
4,100	7.00%, 04/21/2020 §	4,387
	Shea Homes L.P.
252	8.63%, 05/15/2019 ■	228
	Urbi Desarrollos Urbanos
600	9.50%, 01/21/2020 §	621
		8,687
	Educational Services - 0.0%
	Laureate Education, Inc.
350	10.00%, 08/15/2015 ■	352

	Electrical Equipment and Appliance Manufacturing - 0.3%
	General Electric Co.
4,620	5.00%, 02/01/2013 ‡	4,845

	Fabricated Metal Product Manufacturing - 0.0%
	BWAY Holding Co.
425	10.00%, 06/15/2018	436

	Finance and Insurance - 13.7%
	Aetna, Inc.
2,440	4.13%, 06/01/2021	2,560
	Ally Financial, Inc.
695	7.50%, 09/15/2020	702
500	8.30%, 02/12/2015	525
	American Express Centurion Bank
4,000	5.95%, 06/12/2017 ‡	4,554
	American Express Co.
2,547	5.50%, 04/16/2013 ‡	2,693
3,463	5.55%, 10/17/2012 ‡	3,609
	American International Group, Inc.
1,083	3.65%, 01/15/2014	1,065
	Asciano Finance Ltd.
1,271	3.13%, 09/23/2015 ■	1,283
1,601	5.00%, 04/07/2018 ■	1,702
	BAE Systems Holdings, Inc.
1,714	5.20%, 08/15/2015 ■	1,844
	Bank of America Capital II
855	8.00%, 12/15/2026	778
	Bank of America Corp.
5,655	5.65%, 05/01/2018	5,663
3,605	5.75%, 12/01/2017	3,588
	BP Capital Markets plc
4,920	2.25%, 11/01/2016	4,947
	Capital One Financial Corp.
2,201	2.13%, 07/15/2014	2,198
1,577	3.15%, 07/15/2016	1,605
	CDP Financial, Inc.
4,620	3.00%, 11/25/2014 ■	4,810
	CIT Group, Inc.
146	6.63%, 04/01/2018 ■	153
3,120	7.00%, 05/01/2017	3,120
	Citigroup, Inc.
3,885	2.13%, 04/30/2012 ‡	3,922
14,249	4.59%, 12/15/2015 ╦	14,888
3,508	6.38%, 08/12/2014 ‡	3,787
1,963	8.50%, 05/22/2019 ‡	2,429
	CNA Financial Corp.
1,934	5.75%, 08/15/2021	1,952
	CNL Lifestyle Properties
675	7.25%, 04/15/2019	607
	Corpoacion Andina De Fomento
4,295	3.75%, 01/15/2016 ‡	4,310
	Discover Financial Services, Inc.
2,600	10.25%, 07/15/2019 ╦	3,123
	Ford Motor Credit Co.
2,920	6.63%, 08/15/2017	3,200
660	12.00%, 05/15/2015	828
	General Electric Capital Corp.
4,508	4.38%, 09/16/2020 ‡	4,587
4,670	5.63%, 05/01/2018 ‡	5,164
	GMAC LLC
405	8.00%, 11/01/2031	404
	Goldman Sachs Group, Inc.
6,139	3.63%, 02/07/2016 ‡	6,083
1,021	6.00%, 06/15/2020	1,075
	Guardian Life Insurance Co.
2,643	7.38%, 09/30/2039 ■	3,354
	HCP, Inc.
2,229	3.75%, 02/01/2016	2,219
	Health Care REIT, Inc.
2,071	3.63%, 03/15/2016	2,023
	Hub International Holdings, Inc.
449	10.25%, 06/15/2015 ■	434
	Ineos Finance plc
210	9.00%, 05/15/2015 ■	216
	Jefferies Group, Inc.
1,593	8.50%, 07/15/2019	1,716
	JP Morgan Chase & Co.
10,876	3.15%, 07/05/2016 Θ	10,894
5,125	4.35%, 08/15/2021 ‡	5,127
5,480	4.75%, 03/01/2015	5,871
2,745	6.00%, 01/15/2018	3,072
	JP Morgan Chase Capital II
1,485	0.75%, 02/01/2027 Δ	1,082

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Finance and Insurance - 13.7% - (continued)
	JP Morgan Chase Capital XXV
$1,520	6.80%, 10/01/2037	$1,518
	LBI Escrow Corp.
764	8.00%, 11/01/2017	859
	Liberty Mutual Group, Inc.
520	10.75%, 06/15/2058 ■	632
	Lloyds Banking Group plc
6,730	4.38%, 01/12/2015 ■	6,749
	Macquarie Bank Ltd.
389	6.63%, 04/07/2021 ■	381
	Massachusetts Mutual Life Insurance Co.
1,172	8.88%, 06/01/2039 ■	1,768
	Merrill Lynch & Co., Inc.
5,295	6.05%, 05/16/2016	5,213
	MetLife Global Funding I
4,290	0.60%, 03/15/2012 ■Δ	4,289
1,400	5.13%, 06/10/2014 ■	1,514
	MetLife, Inc.
220	5.38%, 12/15/2012	230
	Morgan Stanley
6,555	3.80%, 04/29/2016	6,342
1,820	5.75%, 10/18/2016	1,866
11,065	6.25%, 08/28/2017	11,495
	Myriad International Holdings B.V
1,800	6.38%, 07/28/2017 ■	1,931
	Nationwide Financial Services, Inc.
1,837	5.38%, 03/25/2021 ■	1,830
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,251
	New York Life Global Funding
5,325	3.00%, 05/04/2015 ■	5,530
	Offshore Group Investments Ltd.
337	11.50%, 08/01/2015	368
70	11.50%, 08/01/2015 ■	76
	Ohio National Financial Services, Inc.
2,899	6.38%, 04/30/2020 ■	3,136
	Penson Worldwide, Inc.
944	12.50%, 05/15/2017 ■	708
	Pinafore LLC
490	9.00%, 10/01/2018 ■	534
	PNC Bank NA
905	6.00%, 12/07/2017	1,018
	PNC Funding Corp.
1,503	2.70%, 09/19/2016	1,521
	Progressive Corp.
1,940	3.75%, 08/23/2021	2,013
	Provident Funding Associates L.P.
437	10.13%, 02/15/2019 ■	411
901	10.25%, 04/15/2017 ■	901
	Prudential Financial, Inc.
3,753	3.00%, 05/12/2016	3,807
	Rabobank Netherlands
1,919	11.00%, 06/30/2019 ■♠	2,322
	Residential Capital LLC
377	9.63%, 05/15/2015	328
	Royal Bank of Scotland plc
2,840	3.95%, 09/21/2015	2,800
	Santander Holdings USA
1,286	4.63%, 04/19/2016	1,266
	Santander U.S. Debt S.A
4,300	3.72%, 01/20/2015 ■	4,016
	SLM Corp.
2,855	6.25%, 01/25/2016	2,855
	Springleaf Finance Corp.
2,525	6.90%, 12/15/2017	1,925
	Standard Chartered plc
1,588	3.20%, 05/12/2016 ■	1,568
	State Street Bank & Trust Co.
1,655	5.25%, 10/15/2018	1,831
	State Street Corp.
3,255	4.96%, 03/15/2018	3,227
	Teachers Insurance & Annuity Association
2,658	6.85%, 12/16/2039 ■	3,381
	UBS AG Stamford CT
1,860	2.25%, 01/28/2014	1,853
	Union Bank NA
4,750	3.00%, 06/06/2016	4,768
	UPCB Finance III Ltd.
443	6.63%, 07/01/2020 ■	441
	VTB Capital S.A
950	6.55%, 10/13/2020 ■	936
	Wells Fargo Bank NA
3,190	0.50%, 05/16/2016 Δ	2,878
5,375	4.75%, 02/09/2015	5,693
	ZFS Finance USA Trust I
939	6.50%, 05/09/2037 ■Δ	869
		252,614
	Food Manufacturing - 0.3%
	JBS USA LLC
379	7.25%, 06/01/2021 ■	352
	Kraft Foods, Inc.
1,045	4.13%, 02/09/2016	1,133
	Sigma Alimentos S.A
900	5.63%, 04/14/2018 §	916
	Wrigley Jr., William Co.
4,155	3.70%, 06/30/2014 ■	4,291
		6,692
	Food Services - 0.1%
	Arcos Dorados S.A
1,373	7.50%, 10/01/2019 ■	1,483
	Landry's Restaurants, Inc.
830	11.63%, 12/01/2015	880
		2,363
	Health Care and Social Assistance - 0.6%
	Aurora Diagnostics Holdings
453	10.75%, 01/15/2018 ■	453
	Biomet, Inc.
785	10.38%, 10/15/2017 Þ	848
	CVS Caremark Corp.
874	6.30%, 06/01/2037 Δ	849
3,779	8.35%, 07/10/2031 ■	4,627
	Examworks Group, Inc.
196	9.00%, 07/15/2019 ■	189
	Fresenius Medical Care US
276	6.50%, 09/15/2018 ■	290
	HCA, Inc.
2,141	7.50%, 11/15/2095	1,734
470	8.50%, 04/15/2019	517

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Health Care and Social Assistance - 0.6% - (continued)
	LifePoint Hospitals, Inc.
$635	6.63%, 10/01/2020	$662
	Valeant Pharmaceuticals International
755	7.25%, 07/15/2022 ■	744
	Warner Chilcott, Inc.
390	7.75%, 09/15/2018	406
		11,319
	Information - 3.4%
	AT&T, Inc.
2,680	2.40%, 08/15/2016	2,740
5,887	5.35%, 09/01/2040	6,427
	Cellco Partnership - Verizon Wireless Capital
3,108	8.50%, 11/15/2018	4,202
	Charter Communications Holdings II LLC
685	13.50%, 11/30/2016	789
	Clearwire Corp.
1,002	12.00%, 12/01/2015 ■	857
	Deutsche Telekom International Finance B.V
5,795	3.13%, 04/11/2016 ■	5,919
	DISH DBS Corp.
870	7.88%, 09/01/2019	955
	Evertec, Inc.
465	11.00%, 10/01/2018	470
	Frontier Communications Corp.
425	7.88%, 01/15/2027	371
	GXS Worldwide, Inc.
455	9.75%, 06/15/2015	423
	iGate Corp.
484	9.00%, 05/01/2016 ■	482
	Intelsat Bermuda Ltd.
385	11.50%, 02/04/2017 Þ	385
	Intelsat Jackson Holdings Ltd.
1,160	8.50%, 11/01/2019	1,215
	Kabel Baden Wurttemberg GMBH & Co.
615	7.50%, 03/15/2019 ■	640
	Level 3 Financing, Inc.
1,266	10.00%, 02/01/2018	1,342
	MTS International Funding Ltd.
810	8.63%, 06/22/2020 ■	885
	Paetec Holding Corp.
293	9.88%, 12/01/2018	322
	Qwest Corp.
2,060	7.20%, 11/10/2026	2,029
1,325	7.25%, 10/15/2035	1,312
	Rogers Cable, Inc.
1,240	8.75%, 05/01/2032	1,787
	Sprint Capital Corp.
825	8.75%, 03/15/2032	685
	TCI Communications, Inc.
685	8.75%, 08/01/2015	845
	Telecom Italia Capital
2,054	7.18%, 06/18/2019	2,158
1,035	7.72%, 06/04/2038	1,045
	Telefonica Emisiones SAU
4,825	3.99%, 02/16/2016	4,747
2,255	4.95%, 01/15/2015	2,318
	Trilogy International Partners LLC
824	10.25%, 08/15/2016 ■	768
	Verizon Communications, Inc.
4,670	3.50%, 11/01/2021 ☼	4,711
2,215	4.75%, 11/01/2041 ☼	2,269
	Verizon Virginia, Inc.
6,870	4.63%, 03/15/2013	7,163
	Videotron Ltee
545	9.13%, 04/15/2018	599
	Wind Acquisition Finance S.A
285	11.75%, 07/15/2017 ■	282
	Windstream Corp.
670	7.50%, 04/01/2023	680
		61,822
	Machinery Manufacturing - 0.1%
	Baker Hughes, Inc.
1,960	3.20%, 08/15/2021 ■	2,014
	Case New Holland, Inc.
555	7.88%, 12/01/2017	626
	Joy Global, Inc.
620	5.13%, 10/15/2021	660
		3,300
	Mining - 1.5%
	Anglo American Capital plc
6,024	9.38%, 04/08/2014 - 04/08/2019 ■	7,101
	Arch Coal, Inc.
290	7.25%, 06/15/2021 ■	299
	Cliff's Natural Resources, Inc.
1,595	4.80%, 10/01/2020	1,588
1,150	4.88%, 04/01/2021	1,152
2,690	5.90%, 03/15/2020	2,881
	FMG Resources Pty Ltd.
542	7.00%, 11/01/2015 ■	542
286	8.25%, 11/01/2019 ■	289
	Rio Tinto Finance USA Ltd.
1,145	2.25%, 09/20/2016	1,168
1,935	9.00%, 05/01/2019	2,643
	Southern Copper Corp.
1,825	6.75%, 04/16/2040	1,913
	Taseko Mines Ltd.
409	7.75%, 04/15/2019	382
	Teck Resources Ltd.
3,270	10.75%, 05/15/2019	4,038
	Vale Overseas Ltd.
2,755	6.25%, 01/23/2017	3,089
		27,085
	Miscellaneous Manufacturing - 1.0%
	BE Aerospace, Inc.
386	6.88%, 10/01/2020	416
	Meccanica Holdings USA, Inc.
4,398	6.25%, 07/15/2019 - 01/15/2040 ■	3,891
	Reynolds Group Issuer, Inc.
345	7.88%, 08/15/2019 ■	361
425	9.00%, 04/15/2019 ■	410
	Textron, Inc.
2,125	4.63%, 09/21/2016	2,168
	Tyco Electronics Group S.A
2,220	4.88%, 01/15/2021	2,381
2,822	6.55%, 10/01/2017	3,301

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Miscellaneous Manufacturing - 1.0% - (continued)
	Tyco International Ltd.
$3,336	8.50%, 01/15/2019	$4,302
		17,230
	Motor Vehicle and Parts Manufacturing - 0.2%
	Chrysler Group
235	8.25%, 06/15/2021 ■	215
	Daimler Finance NA LLC
2,090	2.63%, 09/15/2016 ■	2,077
	Ford Motor Co.
590	7.50%, 08/01/2026	637
	TRW Automotive, Inc.
416	3.50%, 12/01/2015	672
		3,601
	Paper Manufacturing - 0.1%
	Mercer International, Inc.
640	9.50%, 12/01/2017	648
	Sappi Papier Holding, Inc.
625	6.63%, 04/15/2021 ■	569
	Westvaco Corp.
429	8.20%, 01/15/2030	473
		1,690
	Petroleum and Coal Products Manufacturing - 3.8%
	AGL Capital Corp.
1,360	5.88%, 03/15/2041	1,594
	Alpha Natural Resources, Inc.
490	6.00%, 06/01/2019	486
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017	1,759
	Bill Barrett Corp.
174	7.63%, 10/01/2019	184
	Chaparral Energy, Inc.
505	9.88%, 10/01/2020	548
	Chesapeake Energy Corp.
403	6.88%, 08/15/2018	432
	Concho Resources, Inc.
415	7.00%, 01/15/2021	448
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,650
2,240	6.70%, 09/15/2019 ‡	2,830
	ENN Energy Holdings Ltd.
1,000	6.00%, 05/13/2021 ■	1,061
	Ensco plc
2,415	4.70%, 03/15/2021	2,541
	EV Energy Partners Finance
453	8.00%, 04/15/2019 ■	451
	Gazprom International S.A
620	7.20%, 02/01/2020 §	682
	Headwaters, Inc.
420	7.63%, 04/01/2019	365
	KazMunayGas National Co.
755	11.75%, 01/23/2015 §	917
	Key Energy Services, Inc.
452	6.75%, 03/01/2021	462
	Marathon Petroleum Corp.
2,660	5.13%, 03/01/2021 ■	2,875
3,995	6.50%, 03/01/2041 ■	4,650
	Nabors Industries, Inc.
1,365	5.00%, 09/15/2020	1,417
2,712	9.25%, 01/15/2019	3,415
	Newfield Exploration Co.
211	5.75%, 01/30/2022	224
	Noble Energy, Inc.
2,450	6.00%, 03/01/2041	2,850
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	2,807
	Petrobras International Finance Co.
1,740	3.88%, 01/27/2016	1,781
4,955	5.75%, 01/20/2020	5,321
	Plains Exploration & Production Co.
835	10.00%, 03/01/2016	927
	Regency Energy Partners L.P.
595	9.38%, 06/01/2016	660
	Rosetta Resources, Inc.
435	9.50%, 04/15/2018	476
	Rowan Cos., Inc.
2,351	7.88%, 08/01/2019	2,806
	Sandridge Energy, Inc.
360	8.75%, 01/15/2020	372
	Schlumberger Ltd.
2,365	3.30%, 09/14/2021 ■	2,420
	Sempra Energy
2,096	6.50%, 06/01/2016	2,450
3,413	9.80%, 02/15/2019	4,725
	Talisman Energy, Inc.
1,230	7.75%, 06/01/2019	1,530
	Transocean, Inc.
4,790	1.50%, 12/15/2037 ۞	4,652
	Valero Energy Corp.
4,106	9.38%, 03/15/2019	5,366
	Venoco, Inc.
435	8.88%, 02/15/2019	408
	Western Refining, Inc.
378	11.25%, 06/15/2017 ■	418
		68,960
	Pipeline Transportation - 0.5%
	Chesapeake Midstream Partners
382	5.88%, 04/15/2021 ■	386
	DCP Midstream LLC
1,025	4.75%, 09/30/2021 ■	1,070
1,375	5.35%, 03/15/2020 ■	1,488
	Dynegy Holdings, Inc.
1,725	7.75%, 06/01/2019	1,121
	Eagle Rock Energy Partners L.P.
521	8.38%, 06/01/2019 ■	524
	El Paso Corp.
661	7.80%, 08/01/2031	757
	Energy Transfer Equity L.P.
448	7.50%, 10/15/2020	484
	Markwest Energy
174	6.25%, 06/15/2022 ☼	178
	TransCanada Pipelines Ltd.
1,769	7.25%, 08/15/2038	2,445
		8,453
	Plastics and Rubber Products Manufacturing - 0.1%
	Plastipak Holdings, Inc.
415	10.63%, 08/15/2019 ■	450

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Plastics and Rubber Products Manufacturing - 0.1% - (continued)
	Sealed Air Corp.
$93	8.13%, 09/15/2019 ■	$101
150	8.38%, 09/15/2021 ■	162
	Titan International, Inc.
839	7.88%, 10/01/2017	881
		1,594
	Primary Metal Manufacturing - 1.0%
	Alcoa, Inc.
5,120	6.15%, 08/15/2020	5,286
	Aleris International, Inc.
390	7.63%, 02/15/2018	375
	ArcelorMittal
6,245	5.50%, 03/01/2021	6,035
2,380	9.00%, 02/15/2015	2,786
1,660	9.85%, 06/01/2019	1,969
	Novelis, Inc.
400	8.38%, 12/15/2017	432
		16,883
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings Corp.
510	6.00%, 05/15/2015 Δ	349
	Sheridan (The) Group, Inc.
675	12.50%, 04/15/2014	579
		928
	Professional, Scientific and Technical Services - 0.5%
	Affinion Group, Inc.
5,003	11.50%, 10/15/2015	4,478
1,534	11.63%, 11/15/2015	1,254
	Global Geophysical Services, Inc.
403	10.50%, 05/01/2017	389
	IBM Corp.
3,370	1.95%, 07/22/2016	3,453
		9,574
	Public Administration - 0.0%
	CDRT Merger Sub, Inc.
528	8.13%, 06/01/2019 ■	528

	Rail Transportation - 0.3%
	Norfolk Southern Corp.
4,225	5.75%, 04/01/2018	4,958
	RailAmerica, Inc.
580	9.25%, 07/01/2017	631
		5,589
	Real Estate, Rental and Leasing - 0.3%
	Ashtead Capital, Inc.
142	9.00%, 08/15/2016 ■	147
	Avis Budget Car Rental LLC
670	9.63%, 03/15/2018	700
	ERAC USA Finance Co.
2,605	6.38%, 10/15/2017 ■	3,025
	International Lease Finance Corp.
674	8.88%, 09/01/2017	701
	United Rentals North America, Inc.
420	8.38%, 09/15/2020	436
		5,009
	Retail Trade - 1.1%
	Ahold Lease USA, Inc.
4,693	8.62%, 01/02/2025	5,473
	Amerigas Partners L.P.
451	6.25%, 08/20/2019	447
	Automotores Gildemeister
1,900	8.25%, 05/24/2021 ■	1,938
	Building Materials Corp.
430	7.50%, 03/15/2020 ■	458
	Energy Transfer Partners
3,425	4.65%, 06/01/2021	3,400
	Gap, Inc.
3,330	5.95%, 04/12/2021	3,163
	Harley-Davidson Financial Services, Inc.
2,070	3.88%, 03/15/2016 ■	2,124
	Hillman Group, Inc.
520	10.88%, 06/01/2018	534
403	10.88%, 06/01/2018 ■	414
	Jaguar Land Rover plc
371	8.13%, 05/15/2021 ■	366
	Liz Claiborne, Inc.
585	10.50%, 04/15/2019 ■	627
	Masonite International Co.
402	8.25%, 04/15/2021 ■	397
	Sears Holdings Corp.
398	6.63%, 10/15/2018	343
	Supervalu, Inc.
563	8.00%, 05/01/2016	591
	Toys R Us, Inc.
625	7.38%, 09/01/2016 ■	634
		20,909
	Soap, Cleaning Compound and Toilet Manufacturing - 0.1%
	Procter & Gamble Co.
1,770	1.45%, 08/15/2016	1,773
	Yankee Candle Co.
623	10.25%, 02/15/2016	573
		2,346
	Textile Product Mills - 0.0%
	Interface, Inc.
447	7.63%, 12/01/2018	468

	Utilities - 2.3%
	AES Corp.
565	9.75%, 04/15/2016	641
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	778
	Calpine Corp.
1,406	7.88%, 01/15/2023 ■	1,484
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,164
	Comision Federal de Electricdad
1,600	4.88%, 05/26/2021 ■	1,632
	Commonwealth Edison Co.
3,516	5.80%, 03/15/2018	4,133
	Dominion Resources, Inc.
1,280	1.95%, 08/15/2016	1,279
1,185	4.90%, 08/01/2041	1,297
	E.CL S.A
900	5.63%, 01/15/2021 ■	946
	Edison Mission Energy
1,486	7.00%, 05/15/2017	1,040

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 36.4% - (continued)
	Utilities - 2.3% - (continued)
	Empresas Public Medellin
$1,625	7.63%, 07/29/2019 §	$1,893
	Energy Future Intermediate Holding Co. LLC
949	10.00%, 12/01/2020	997
	LG & E & KU Energy LLC
2,995	2.13%, 11/15/2015	2,940
	MidAmerican Energy Holdings Co.
3,935	8.48%, 09/15/2028	5,578
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,543
	NRG Energy, Inc.
1,340	8.50%, 06/15/2019 Ø	1,400
	Pacific Gas & Electric Energy Recovery Funding LLC
2,453	8.25%, 10/15/2018	3,242
	Progress Energy, Inc.
3,505	4.40%, 01/15/2021	3,807
	PSEG Power
1,287	5.00%, 04/01/2014	1,377
	Virginia Electric & Power Co.
2,627	5.10%, 11/30/2012	2,746
		41,917
	Water Transportation - 0.1%
	Seven Seas Cruises
506	9.13%, 05/15/2019 ■	516
	Ship Finance International Ltd.
545	8.50%, 12/15/2013	521
		1,037
	Wholesale Trade - 0.0%
	Spectrum Brands, Inc.
286	12.00%, 08/28/2019 Þ	315
	U.S. Foodservice, Inc.
425	8.50%, 06/30/2019 ■	411
		726
	Total corporate bonds
	(cost $637,461)	$669,239

FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
	Brazil - 0.1%
	Banco Nacional De Desenvolvimento
$2,100	5.50%, 07/12/2020 ■	$2,264

	Colombia - 0.1%
	Colombia (Republic of)
1,434	4.38%, 07/12/2021	1,499

	El Salvador - 0.1%
	El Salvador (Republic of)
960	7.65%, 06/15/2035 §	970

	Norway - 0.5%
	Norway (Kingdom of)
NOK 46,475	3.75%, 05/25/2021	9,052

	Total foreign government obligations
	(cost $13,761)	$13,785

MUNICIPAL BONDS - 1.1%
	Higher Education (Univ., Dorms, etc.) - 0.3%
	Curators University, MO, System Fac Rev
$950	5.79%, 11/01/2041	$1,179
	New York State Dormitory Auth Rev Non State
3,840	5.00%, 10/01/2041	4,279
		5,458
	Miscellaneous - 0.2%
	Colorado Bridge Enterprise Rev Build America Bond
1,675	6.08%, 12/01/2040	2,050
	Oregon School Boards Association, Taxable Pension
1,250	4.76%, 06/30/2028	1,240
		3,290
	Tax Allocation - 0.1%
	Regional Transportation Dist
2,180	5.84%, 11/01/2050	2,699

	Utilities - Electric - 0.3%
	Georgia Municipal Elec Auth
4,510	6.64%, 04/01/2057	4,570

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
3,515	6.00%, 11/01/2040	4,016

	Total municipal bonds
	(cost $17,985)	$20,033

SENIOR FLOATING RATE INTERESTS ♦ - 0.7%
	Air Transportation - 0.0%
	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan
$762	4.25%, 11/29/2013 ±⌂	$709

	Finance and Insurance - 0.3%
	Asurion Corp., Second Lien Term Loan
501	9.00%, 05/24/2019 ±	490
	BNY Convergex Group LLC, 2nd Lien Eze Borrower Term Loan Committment
92	8.75%, 12/17/2017 ±	91
	BNY Convergex Group LLC, 2nd Lien Top Borrower Term Loan Committment
218	8.75%, 12/17/2017 ±	217
	Chrysler Group LLC
3,709	6.00%, 05/24/2017 ±	3,478
	Nuveen Investments, Inc., Second Lien Term Loan
1,110	12.50%, 07/31/2015 ±	1,145
		5,421
	Information - 0.1%
	WideOpenWest Finance LLC, Second Lien Term Loan
1,789	6.49%, 06/29/2015 ±Þ	1,590

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS ♦ - 0.7% - (continued)
	Motor Vehicle and Parts Manufacturing - 0.2%
	General Motors Co.
$3,580	0.38%, 10/27/2015 ◊☼	$3,186

	Retail Trade - 0.1%
	Easton-Bell Sports, Inc.
1,973	11.50%, 12/31/2015 ±⌂Þ	1,914

	Total senior floating rate interests
	(cost $13,657)	$12,820

U.S. GOVERNMENT AGENCIES - 34.8%
	Federal Home Loan Mortgage Corporation - 5.7%
$15,181	1.68%, 07/25/2021 ►☼	$1,711
19,643	3.50%, 11/15/2041 ☼	19,919
13,464	4.00%, 08/01/2025	14,250
33,030	5.00%, 10/25/2020 ►	755
39,835	5.50%, 02/01/2037 - 08/01/2038	43,154
9,994	5.50%, 08/25/2020 ►	857
21,032	6.00%, 01/01/2023 - 06/01/2038	23,041
		103,687
	Federal National Mortgage Association - 13.2%
18,530	3.50%, 03/01/2041	18,854
41,023	4.00%, 06/01/2025 - 10/01/2041 ☼	43,099
12,850	4.50%, 08/01/2024 - 08/01/2040	13,691
81,871	5.00%, 04/01/2018 - 04/25/2038	88,270
64,514	5.50%, 01/01/2017 - 05/01/2039 ☼	70,290
7,279	6.00%, 03/01/2013 - 02/01/2037	8,070
456	7.00%, 10/01/2037	523
120	7.50%, 12/01/2029 - 09/01/2031	141
		242,938
	Government National Mortgage Association - 15.9%
37,610	4.00%, 08/20/2040 - 12/20/2040	40,158
170,446	4.50%, 05/15/2040 - 10/20/2040	185,091
55,029	5.00%, 06/15/2039 - 09/20/2040	60,713
4,419	5.50%, 05/15/2033 - 04/15/2038	4,921
1,340	6.50%, 09/15/2028 - 07/15/2032	1,534
		292,417
	Total U.S. government agencies
	(cost $617,849)	$639,042

U.S. GOVERNMENT SECURITIES - 14.3%
U.S. Treasury Securities - 14.3%
	U.S. Treasury Bonds - 5.3%
$544	3.75%, 08/15/2041	$601
14,128	4.38%, 05/15/2041	17,342
46,662	4.75%, 02/15/2041	60,661
13,865	5.38%, 02/15/2031	18,858
		97,462
	U.S. Treasury Notes - 9.0%
$38,670	0.13%, 04/15/2016 ◄	$41,577
41,259	0.38%, 10/31/2012	41,344
19,784	0.50%, 05/31/2013	19,869
5,551	0.63%, 04/30/2013	5,586
867	0.75%, 06/15/2014	876
9,176	1.00%, 09/30/2016	9,182
1,913	2.25%, 07/31/2018	2,000
4,652	2.38%, 05/31/2018	4,910
36,939	2.50%, 04/30/2015	39,430
		164,774
		262,236
	Total U.S. government securities
	(cost $251,876)	$262,236

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.4%
Credit Contracts - 0.1%
	Credit Default Swaption CDX.NA.HY.16
57,540	Expiration: 12/22/2011, Exercise Price: $94.00	$2,144

Foreign Exchange Contracts - 0.3%
	CHF Call/USD Put
47,900	Expiration: 08/10/2012	3,878
56,500	Expiration: 01/17/2012	840
	USD Call/EUR Put
1,937	Expiration: 11/24/2011 β	1
	USD Call/JPY Put
4,100	Expiration: 10/19/2012 Ð	394
		5,113
	Total call options purchased
	(cost $4,759)	$7,257

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
Credit Contracts - 0.0%
	Credit Default Swaption CDX.NA.IG.16
57,000	Expiration: 12/22/2011, Exercise Rate: 1.05%	$468
	Credit Default Swaption ITRX.AUST.15
8,065	Expiration: 12/22/2011, Exercise Rate: 1.25%	117
		585
Foreign Exchange Contracts - 0.1%
	AUD Put/USD Call
1,423	Expiration: 11/14/2011 æ	24
	EUR Put/USD Call
36,668	Expiration: 04/18/2012	1,145
		1,169

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1% - (continued)
Interest Rate Contracts - 0.0%
	90 Day EURO
1	Expiration: 12/20/2011, Exercise Rate: 0.99%	$86
–	Expiration: 03/22/2012, Exercise Rate: 0.99%	90
		176
	Total put options purchased
	(cost $2,558)	$1,930

Shares or Principal Amount ╬		Market Value ╪
PREFERRED STOCKS - 0.1%
	Automobiles & Components - 0.1%
2	Dana Holding Corp., 4.00% ۞■	$298
20	General Motors Co., 4.75% ۞	812
		1,110
	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.	182
–	US Bancorp, 7.19%	334
		516
	Total preferred stocks
	(cost $3,764)	$1,626

	Total long-term investments
	(cost $1,679,956)	$1,739,866

Shares or Principal Amount ╬		Market Value ╪
SHORT-TERM INVESTMENTS - 4.9%
Commercial Paper - 3.4%
	Beverage and Tobacco Product Manufacturing - 0.3%
	Coca Cola Co.
$6,000	0.09%, 11/4/2011 ○	$6,000

	Chemical Manufacturing - 0.4%
	E.I. DuPont De Nemours & Co.
6,000	0.11%, 11/7/2011 ■○	6,000

	Computer and Electrical Products Manufacturing - 0.7%
	Danaher Corp.
6,000	0.09%, 11/14/2011 ○	5,999
	Siemens Capital Corp.
6,000	0.14%, 11/7/2011 ■○	6,000
		11,999
	Finance and Insurance - 0.3%
	Illinois Tool Works, Inc.
6,000	0.07%, 11/14/2011 ○	6,000

	Food Manufacturing - 0.3%
	Archer Daniels Midland Co.
4,700	0.05%, 11/10/2011 ■○	4,700

	Foreign Governments - 0.3%
	Ontario (Province of)
6,000	0.07%, 11/7/2011 ○	6,000

	Health Care and Social Assistance - 0.3%
	Abbott Laboratories
6,000	0.05%, 11/17/2011 ■○	6,000

	Mining - 0.3%
	BHP Billiton Finance USA Ltd.
6,000	0.11%, 11/17/2011 ○		5,999

	Petroleum and Coal Products Manufacturing - 0.2%
	Emerson Electric Co.
4,000	0.06%, 11/2/2011 ■○		4,000

	Transportation Equipment Manufacturing - 0.3%
	General Dynamics Corp.
6,000	0.06%, 11/15/2011 ■○		6,000
			62,698
Investment Pools and Funds - 0.0%
433	JP Morgan U.S. Government Money Market Fund		$433

Repurchase Agreements - 1.0%
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $3,497,
	collateralized by U.S. Treasury Note
	0.63%, 2014, value of $3,566)
$3,497	0.08%, 10/31/2011		$3,497
	RBC Capital Markets Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $6,475,
	collateralized by U.S. Treasury Note
	0.13% - 0.38%, 2012 - 2013, value of
	$6,605)
6,475	0.05%, 10/31/2011		6,475
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 11/01/2011 in the amount of $6,886,
	collateralized by U.S. Treasury Note
	1.50% - 4.25%, 2013 - 2016, value of
	$7,024)
6,886	0.07%, 10/31/2011		6,886
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2011 in the amount of $1,994,
	collateralized by U.S. Treasury Bond
	3.88%, 2040, value of $2,034)
1,994	0.08%, 10/31/2011		1,994
			18,852
U.S. Treasury Bills - 0.5%
8,010	0.02%, 2/2/2012 □○		8,010

	Total short-term investments
	(cost $89,994)		$89,993

	Total investments
	(cost $1,769,950) ▲	99.7%	$1,829,859
	Other assets and liabilities	0.3%	5,247
	Total net assets	100.0%	$1,835,106

The accompanying notes are an integral part of these financial statements.

14

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 9.2% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $1,775,046 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$77,367
Unrealized Depreciation	(22,554)
Net Unrealized Appreciation	$54,813

†
These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors.  At October 31, 2011, the aggregate value of these securities was $203, which rounds to zero percent of total net assets.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $239,756, which represents 13.1% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $12,370, which represents 0.7% of total net assets.

∞
Securities exempt from registration under Regulation D of the Securities Act of 1933.  The Fund may only be able to resell these securities if they are subsequently registered or if an exemption from registration under the federal and state securities laws is available.  Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value and percentage of net assets of these securities rounds to zero.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $55,226.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2011.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2011.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

β
This security has limitations.  If the U.S. Dollar to Euro exchange rate is less than or equal to 1.10 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

æ
This security has limitations.  If the U.S. Dollar to Australian Dollar exchange rate is less than or equal to 0.97 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ð
This security has limitations.  If the U.S. Dollar to Japanese Yen exchange rate is less than or equal to 90.00 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Þ	This security may pay interest in additional principal instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

NOK ─ Norwegian Krone

♦
Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium.  These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate.  Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election.  The rate at which the borrower repays cannot be predicted with accuracy.  As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

╦
This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.  In addition, securities valued at $10,877, held on behalf of the Fund at the custody bank, were received from broker as collateral in connection with swap contracts.

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	666	Long	12/30/2011	$146,707	$146,750	$(43)
5 Year U.S. Treasury Note	85	Short	12/30/2011	10,422	10,372	(50)
10 Year U.S. Treasury Note	133	Long	12/20/2011	17,165	17,142	23
U.S. Treasury Bond	27	Long	12/20/2011	3,754	3,736	18
						$(52)

*	The number of contracts does not omit 000's.

Θ	At October 31, 2011, this security, or a portion of this security, is designated to cover written call options in the table below:

Description (Counterparty)	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$89.00	12/22/2011	18,770,000	$1,528	$848	$(680)
Credit Default Swaption CDX.NA.HY.16 (Credit Suisse)	Credit	$90.00	12/22/2011	20,450,000	1,401	802	(599)
EUR Call/USD Put (Morgan Stanley)	Foreign Exchange	1.50 (USD/EUR)	04/18/2012	36,668,050	315	658	343
USD Call/CHF Put (Credit Suisse)	Foreign Exchange	0.82 (CHF/USD)	08/10/2012	47,900,000	3,878	4,318	440
					$7,122	$6,626	$(496)

*	The number of contracts does not omit 000's.

Ø	This security, or a portion of this security, collateralized the written put options in the table below:

Description (Counterparty) †	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
90 Day EURO	Interest Rate	0.99%	12/20/2011	1,254	$31	$185	$154
90 Day EURO	Interest Rate	0.99%	03/22/2012	376	42	88	46
Credit Default Swaption CDX.NA.IG.16 (Barclay Investment, Inc.)	Credit	1.20%	12/22/2011	57,000,000	271	234	(37)
EUR Put/USD Call (Morgan Stanley)	Foreign Exchange	1.17 (USD/EUR)	04/18/2012	36,668,050	207	333	126
USD Put/EUR Call (JP Morgan Securities)	Foreign Exchange	1.60 (USD/EUR)	12/02/2011	44,167,704	–	255	255
					$551	$1,095	$544

†	Counterparty shown for instruments with direct counterparty exposure.
*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

16

⌂
The following securities are considered illiquid.  Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2004 - 12/2004	$12,566	Bear Stearns Commercial Mortgage Securities, Inc., 15.00%, 11/11/2041 - 07/11/2042	$56
08/2007	$5,975	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	5,867
11/2010 - 05/2011	$1,973	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	1,953
03/2007	$385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
09/2006	$16,147	LB-UBS Commercial Mortgage Trust, 5.26%, 09/15/2039	191
01/2011	$762	Macquarie Aircraft Leasing Finance S.A., Second Lien Term Loan, 4.25%, 11/29/2013	695
09/2006	$15,642	Merrill Lynch/Countrywide Commercial Mortgage Trust, 7.00%, 07/12/2046	257
04/2005 - 08/2006	$2,620	Morgan Stanley Dean Witter Capital I, 0.00%, 08/25/2032 - Reg D	84
04/2007	$48	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	48
06/2009	$3,960	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	2,915
03/2008	$2,667	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	2,165

At October 31, 2011, the aggregate value of these securities was $14,264, which represents 0.8% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Australian Dollar	Citigroup Global Markets	Buy	$18,422	$18,354	11/09/2011	$68
Australian Dollar	Citigroup Global Markets	Sell	18,511	18,761	11/16/2011	250
Australian Dollar	Deutsche Bank Securities	Sell	18,422	18,157	11/09/2011	(265)
Canadian Dollar	Deutsche Bank Securities	Buy	18,458	18,282	11/09/2011	176
Canadian Dollar	Morgan Stanley	Sell	18,458	18,140	11/09/2011	(318)
Mexican New Peso	JP Morgan Securities	Sell	12,255	12,500	11/03/2011	245
Norwegian Krone	Wells Fargo	Sell	9,513	9,413	11/10/2011	(100)
Swiss Franc	CS First Boston	Sell	21,775	21,967	11/14/2011	192
Swiss Franc	Wells Fargo	Buy	21,775	21,900	11/14/2011	(125)
						$123

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Banco Santander S.A.	Barclay Investment, Inc.	$4,300	Buy	(1.00)% / 2.61%	03/20/15	$217	$219	$2
Bank of America Corp.	Credit Suisse	3,190	Buy	(1.00)% / 3.31%	09/20/16	327	311	(16)
Capital One Financial Corp.	Barclay Investment, Inc.	4,600	Buy	(1.00)% / 1.47%	12/20/16	190	104	(86)
CDX North American High Yield Index	Credit Suisse	17,700	Buy	(5.00)%	12/20/16	1,023	1,023	–
CDX North American Investment Grade Index	Morgan Stanley	38,705	Buy	(1.00)%	12/20/16	637	378	(259)
Citigroup, Inc.	Credit Suisse	2,280	Buy	(1.00)% / 2.28%	09/20/16	135	129	(6)
Enterprise Products Operating LLC	Credit Suisse	2,600	Sell	1.00% / 1.64%	12/20/16	(86)	(80)	6
General Electric Capital Corp.	Barclay Investment, Inc.	9,200	Sell	1.00% / 2.31%	12/20/16	(947)	(558)	389
ITRAXX Europe	Morgan Stanley	19,372	Buy	(1.00)%	12/20/16	730	561	(169)
ITRAXX Europe Tranche	Morgan Stanley	37,360	Buy	(1.00)%	06/20/16	324	982	658
JP Morgan Chase & Co.	Barclay Investment, Inc.	9,515	Buy	(1.00)% / 1.33%	09/20/16	188	144	(44)
JP Morgan Chase & Co.	Credit Suisse	5,480	Buy	(1.00)% / 1.14%	03/20/15	15	26	11
McClatchy Co.	UBS Securities	260	Buy	(5.00)% / 13.88%	09/20/15	92	67	(25)
Morgan Stanley	JP Morgan Securities	2,850	Buy	(1.00)% / 3.33%	09/20/16	265	281	16
Pacific Gas & Electric Co.	Credit Suisse	2,200	Sell	1.00% / 1.26%	09/20/16	(18)	(27)	(9)
						$3,092	$3,560	$468

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$111,898	$–	$101,594	$10,304
Call Options Purchased	7,257	–	7,257	–
Corporate Bonds	669,239	–	663,766	5,473
Foreign Government Obligations	13,785	–	13,785	–
Municipal Bonds	20,033	–	20,033	–
Preferred Stocks	1,626	994	632	–
Put Options Purchased	1,930	176	1,754	–
Senior Floating Rate Interests	12,820	–	12,820	–
U.S. Government Agencies	639,042	–	637,331	1,711
U.S. Government Securities	262,236	42,178	220,058	–
Short-Term Investments	89,993	433	89,560	–
Total	$1,829,859	$43,781	$1,768,590	$17,488
Credit Default Swaps *	1,082	–	1,082	–
Foreign Currency Contracts *	931	–	931	–
Futures *	41	41	–	–
Written Options *	1,364	200	1,164	–
Total	$3,418	$241	$3,177	$–
Liabilities:
Credit Default Swaps *	614	–	614	–
Foreign Currency Contracts *	808	–	808	–
Futures *	93	93	–	–
Written Options *	1,316	–	1,316	–
Total	$2,831	$93	$2,738	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2010	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3 *	Transfers Out of Level 3 *	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$16,894	$2,085	$(570	)†	$138	$5,450	$(6,791)	$—	$(6,902)	$10,304
Corporate Bonds	9,406	—	126	‡	(32)	—	—	—	(4,027)	5,473
Options Purchased	—	(235)	235		—	—	—	—	—	—
U.S. Government Agencies	—	—	—		—	1,711	—	—	—	1,711
Total	$26,300	$1,850	$(209)		$106	$7,161	$(6,791)	$—	$(10,929)	$17,488

Liabilities:
Swaps	$—	$—	$—	§	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $952.
‡	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 was $126.
§	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at October 31, 2011 rounds to zero.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,769,950)	$1,829,859
Cash	3
Foreign currency on deposit with custodian (cost $12,385)	12,339
Unrealized appreciation on foreign currency contracts	931
Unrealized appreciation on swap contracts	1,082
Receivables:
Investment securities sold	52,624
Fund shares sold	2,193
Dividends and interest	13,961
Variation margin	156
Swap premiums paid	4,143
Other assets	100
Total assets	1,917,391
Liabilities:
Unrealized depreciation on foreign currency contracts	808
Unrealized depreciation on swap contracts	614
Payables:
Investment securities purchased	69,051
Fund shares redeemed	2,092
Investment management fees	175
Dividends	45
Administrative fees	1
Distribution fees	65
Variation margin	329
Accrued expenses	229
Swap premiums received	1,051
Written options (proceeds $7,721)	7,673
Other liabilities	152
Total liabilities	82,285
Net assets	$1,835,106
Summary of Net Assets:
Capital stock and paid-in-capital	$1,768,775
Accumulated undistributed net investment income	2,503
Accumulated net realized gain on investments and foreign currency transactions	3,576
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	60,252
Net assets	$1,835,106

The accompanying notes are an integral part of these financial statements.

20

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.76/$11.27
Shares outstanding	62,546
Net assets	$673,310
Class B: Net asset value per share	$10.69
Shares outstanding	5,137
Net assets	$54,934
Class C: Net asset value per share	$10.78
Shares outstanding	9,680
Net assets	$104,382
Class I: Net asset value per share	$10.77
Shares outstanding	1,111
Net assets	$11,973
Class R3: Net asset value per share	$10.94
Shares outstanding	1,089
Net assets	$11,922
Class R4: Net asset value per share	$10.92
Shares outstanding	2,319
Net assets	$25,330
Class R5: Net asset value per share	$10.92
Shares outstanding	91
Net assets	$990
Class Y: Net asset value per share	$10.91
Shares outstanding	87,244
Net assets	$952,265

The accompanying notes are an integral part of these financial statements.

21

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$86
Interest	80,715
Total investment income	80,801

Expenses:
Investment management fees	9,848
Administrative services fees	57
Transfer agent fees	1,692
Distribution fees
Class A	1,806
Class B	606
Class C	1,037
Class R3	48
Class R4	62
Custodian fees	9
Accounting services fees	354
Registration and filing fees	174
Board of Directors' fees	40
Audit fees	13
Other expenses	235
Total expenses (before waivers and fees paid indirectly)	15,981
Expense waivers	(272)
Transfer agent fee waivers	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(274)
Total expenses, net	15,707
Net Investment Income	65,094
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	45,092
Net realized gain on futures	2,525
Net realized gain on written options	751
Net realized gain on swap contracts	6,135
Net realized loss on foreign currency contracts	(7,713)
Net realized gain on other foreign currency transactions	624
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	47,414
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(35,134)
Net unrealized depreciation of futures	(846)
Net unrealized depreciation of written options	(575)
Net unrealized appreciation of swap contracts	468
Net unrealized appreciation of foreign currency contracts	672
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(247)
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(35,662)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	11,752
Net Increase in Net Assets Resulting from Operations	$76,846

The accompanying notes are an integral part of these financial statements.

22

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$65,094	$71,797
Net realized gain on investments, other financial instruments and foreign currency transactions	47,414	62,977
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(35,662)	36,035
Net Increase In Net Assets Resulting From Operations	76,846	170,809
Distributions to Shareholders:
From net investment income
Class A	(22,890)	(29,407)
Class B	(1,482)	(2,146)
Class C	(2,498)	(3,343)
Class I	(292)	(441)
Class R3	(263)	(168)
Class R4	(769)	(848)
Class R5	(28)	(19)
Class Y	(36,618)	(38,489)
Total distributions	(64,840)	(74,861)
Capital Share Transactions:
Class A	(163,778)	(19,180)
Class B	(16,035)	(16,357)
Class C	(14,289)	(6,595)
Class I	2,552	(1,835)
Class R3	3,242	6,463
Class R4	(456)	2,581
Class R5	325	223
Class Y	(51,915)	20,981
Net decrease from capital share transactions	(240,354)	(13,719)
Proceeds from regulatory settlements	—	69
Net Increase (Decrease) In Net Assets	(228,348)	82,298
Net Assets:
Beginning of period	2,063,454	1,981,156
End of period	$1,835,106	$2,063,454
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,503	$1,138

The accompanying notes are an integral part of these financial statements.

23

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

24

the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of

25

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

26

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

27

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, invests in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. The Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, the Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

e)
Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity.

28

f)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets

29

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts during the year ended October 31, 2011, are summarized below:

Options Contract Activity During the Year Ended October 31, 2011:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	2,164	$586
Written	297,389,403	9,227
Expired	(115,697,242)	(417)
Closed	(57,906,275)	(2,770)
Exercised	—	—
End of year	123,788,050	$6,626

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	677	$464
Written	674,835,843	10,264
Expired	(272,477,190)	(2,104)
Closed	(264,521,946)	(7,529)
Exercised	—	—
End of year	137,837,384	$1,095

*	The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-

30

linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of October 31, 2011, the Fund did not hold any interest swap agreements.

Total Return Swap Agreements – The Fund may invest in total return swap agreements. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap agreement, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. As of October 31, 2011, the Fund did not hold any total return swap agreements.

32

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$176	$6,282	$2,729	$—	$—	$—	$9,187
Unrealized appreciation on foreign currency contracts	—	931	—	—	—	—	931
Unrealized appreciation on swap contracts	—	—	1,082	—	—	—	1,082
Variation margin receivable *	156	—	—	—	—	—	156
Total	$332	$7,213	$3,811	$—	$—	$—	$11,356

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$808	$—	$—	$—	$—	$808
Unrealized depreciation on swap contracts	—	—	614	—	—	—	614
Variation margin payable *	329	—	—	—	—	—	329
Written options, market value	73	4,400	3,200	—	—	—	7,673
Total	$256	$3,592	$3,814	$—	$—	$—	$9,424

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $(52) as reported in the Schedule of Investments.

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on investments in purchased options	$(2,563)	$(3,644)	$(1,402)	$—	$—	$—	$(7,609)
Net realized gain on futures	2,525	—	—	—	—	—	2,525
Net realized gain (loss) on written options	2,014	(3,367)	2,104	—	—	—	751
Net realized gain on swap contracts	336	92	5,707	—	—	—	6,135
Net realized loss on foreign currency contracts	—	(7,713)	—	—	—	—	(7,713)
Total	$2,312	$(14,632)	$6,409	$—	$—	$—	$(5,911)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$(373)	$1,626	$754	$—	$—	$—	$2,007
Net change in unrealized depreciation of futures	(846)	—	—	—	—	—	(846)
Net change in unrealized appreciation (depreciation) of written options	(423)	1,164	(1,316)	—	—	—	(575)
Net change in unrealized appreciation of swap contracts	—	—	468	—	—	—	468
Net change in unrealized appreciation of foreign currency contracts	—	672	—	—	—	—	672
Total	$(1,642)	$3,462	$(94)	$—	$—	$—	$1,726

33

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests, and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

34

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$64,957	$74,841

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,448
Undistributed Long-Term Capital Gain	9,208
Unrealized Appreciation *	54,719
Total Accumulated Earnings	$66,375

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,111
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,111)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

As of October 31, 2011, the Fund utilized $40,183 of prior year capital loss carryforwards.

35

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

Effective on November 1, 2011, HIFSCO has voluntarily agreed to waive 0.06% of the Fund’s contractual management fees through October 31, 2012. The management fee schedule while this waiver is in effect is as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.490%
On next $500 million	0.440%
On next $4 billion	0.415%
On next $5 billion	0.395%
Over $10 billion	0.385%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

36

Effective November 1, 2011, accounting services fees based on the Fund’s average daily net assets were increased by 0.002%. The new accounting services fees schedule is as follows:

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

Effective November 1, 2011, HIFSCO voluntarily agreed to limit the total operating expenses of the Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses through October 31, 2012, as follows:

Class A		Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.89%	%	1.64%	1.64%	0.64%	1.19%	0.89%	0.59%	0.54%

d)
Fees Paid Indirectly – The Fund’s custodian bank, State Street Bank and Trust Co., has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	0.95%
Class B Shares	1.70
Class C Shares	1.69
Class I Shares	0.68
Class R3 Shares	1.25
Class R4 Shares	0.95
Class R5 Shares	0.65
Class Y Shares	0.54

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $1,995 and contingent deferred sales charges of $127 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be

37

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $45.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,657,641
Sales Proceeds Excluding U.S. Government Obligations	1,815,484
Cost of Purchases for U.S. Government Obligations	1,199,795
Sales Proceeds for U.S. Government Obligations	1,302,057

38

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	12,124	2,086	(29,755)	—	(15,545)	18,892	2,696	(23,418)	—	(1,830)
Amount	$128,376	$22,087	$(314,241)	$—	$(163,778)	$196,735	$28,170	$(244,085)	$—	$(19,180)
Class B
Shares	559	131	(2,219)	—	(1,529)	664	193	(2,443)	—	(1,586)
Amount	$5,888	$1,377	$(23,300)	$—	$(16,035)	$6,877	$2,003	$(25,237)	$—	$(16,357)
Class C
Shares	2,298	205	(3,880)	—	(1,377)	2,554	267	(3,455)	—	(634)
Amount	$24,593	$2,178	$(41,060)	$—	$(14,289)	$26,632	$2,800	$(36,027)	$—	$(6,595)
Class I
Shares	1,631	21	(1,419)	—	233	940	34	(1,141)	—	(167)
Amount	$17,317	$228	$(14,993)	$—	$2,552	$9,784	$359	$(11,978)	$—	$(1,835)
Class R3
Shares	599	24	(323)	—	300	680	16	(84)	—	612
Amount	$6,443	$262	$(3,463)	$—	$3,242	$7,185	$167	$(889)	$—	$6,463
Class R4
Shares	565	71	(681)	—	(45)	555	80	(389)	—	246
Amount	$6,085	$769	$(7,310)	$—	$(456)	$5,865	$846	$(4,130)	$—	$2,581
Class R5
Shares	57	2	(28)	—	31	28	2	(9)	—	21
Amount	$611	$27	$(313)	$—	$325	$303	$19	$(99)	$—	$223
Class Y
Shares	28,410	3,411	(36,317)	—	(4,496)	29,457	3,629	(30,960)	—	2,126
Amount	$303,536	$36,618	$(392,069)	$—	$(51,915)	$310,440	$38,395	$(327,854)	$—	$20,981
Total
Shares	46,243	5,951	(74,622)	—	(22,428)	53,770	6,917	(61,899)	—	(1,212)
Amount	$492,849	$63,546	$(796,749)	$—	$(240,354)	$563,821	$72,759	$(650,299)	$—	$(13,719)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	320	$3,383
For the Year Ended October 31, 2010	683	$7,100

11.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the SEC against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $69, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

39

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

12.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

13.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

14.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

15.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16.	Subsequent Events:

On November 21, 2011, the Board of Directors of the Company approved a change of sub-adviser for the Fund, a series of the Company, from Hartford Investment Management to Wellington Management Company, LLP. As part of this approval the Company’s Board of Directors approved a new sub-advisory agreement between HIFSCO and Wellington Management Company, LLP. The change in the Fund’s sub-adviser and implementation of the new sub-advisory agreement are expected to occur during the first quarter of 2012.

40

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41

The Hartford Total Return Bond Fund
Financial Highlights
– Selected Per-Share Data – (A)

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011
A	$10.70	$0.33	$–	$0.06	$0.39	$(0.33)	$–	$–	$(0.33)	$0.06	$10.76
B	10.63	0.25	–	0.07	0.32	(0.26)	–	–	(0.26)	0.06	10.69
C	10.71	0.26	–	0.07	0.33	(0.26)	–	–	(0.26)	0.07	10.78
I	10.70	0.37	–	0.06	0.43	(0.36)	–	–	(0.36)	0.07	10.77
R3	10.87	0.31	–	0.06	0.37	(0.30)	–	–	(0.30)	0.07	10.94
R4	10.85	0.34	–	0.06	0.40	(0.33)	–	–	(0.33)	0.07	10.92
R5	10.85	0.37	–	0.07	0.44	(0.37)	–	–	(0.37)	0.07	10.92
Y	10.84	0.38	–	0.07	0.45	(0.38)	–	–	(0.38)	0.07	10.91

For the Year Ended October 31, 2010
A	10.21	0.35	–	0.51	0.86	(0.37)	–	–	(0.37)	0.49	10.70
B	10.15	0.27	–	0.50	0.77	(0.29)	–	–	(0.29)	0.48	10.63
C	10.23	0.28	–	0.49	0.77	(0.29)	–	–	(0.29)	0.48	10.71
I	10.22	0.37	–	0.51	0.88	(0.40)	–	–	(0.40)	0.48	10.70
R3	10.36	0.33	–	0.52	0.85	(0.34)	–	–	(0.34)	0.51	10.87
R4	10.35	0.36	–	0.51	0.87	(0.37)	–	–	(0.37)	0.50	10.85
R5	10.35	0.39	–	0.51	0.90	(0.40)	–	–	(0.40)	0.50	10.85
Y	10.34	0.40	–	0.51	0.91	(0.41)	–	–	(0.41)	0.50	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	–	1.07	1.47	(0.46)	–	–	(0.46)	1.01	10.21
B	9.15	0.33	–	1.06	1.39	(0.39)	–	–	(0.39)	1.00	10.15
C	9.22	0.33	–	1.06	1.39	(0.38)	–	–	(0.38)	1.01	10.23
I	9.21	0.43	–	1.06	1.49	(0.48)	–	–	(0.48)	1.01	10.22
R3	9.32	0.42	–	1.05	1.47	(0.43)	–	–	(0.43)	1.04	10.36
R4	9.32	0.42	–	1.07	1.49	(0.46)	–	–	(0.46)	1.03	10.35
R5	9.32	0.42	–	1.09	1.51	(0.48)	–	–	(0.48)	1.03	10.35
Y	9.31	0.45	–	1.07	1.52	(0.49)	–	–	(0.49)	1.03	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	–	(1.29)	(0.80)	(0.52)	–	–	(0.52)	(1.32)	9.20
B	10.47	0.42	–	(1.29)	(0.87)	(0.45)	–	–	(0.45)	(1.32)	9.15
C	10.54	0.42	–	(1.30)	(0.88)	(0.44)	–	–	(0.44)	(1.32)	9.22
I	10.52	0.52	–	(1.28)	(0.76)	(0.55)	–	–	(0.55)	(1.31)	9.21
R3	10.64	0.47	–	(1.30)	(0.83)	(0.49)	–	–	(0.49)	(1.32)	9.32
R4	10.65	0.51	–	(1.32)	(0.81)	(0.52)	–	–	(0.52)	(1.33)	9.32
R5	10.64	0.54	–	(1.31)	(0.77)	(0.55)	–	–	(0.55)	(1.32)	9.32
Y	10.64	0.54	–	(1.31)	(0.77)	(0.56)	–	–	(0.56)	(1.33)	9.31

For the Year Ended October 31, 2007
A	10.59	0.49	–	(0.06)	0.43	(0.50)	–	–	(0.50)	(0.07)	10.52
B	10.54	0.41	–	(0.06)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.47
C	10.61	0.42	–	(0.07)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.54
I	10.60	0.53	–	(0.07)	0.46	(0.54)	–	–	(0.54)	(0.08)	10.52
R3(F)	10.76	0.41	–	(0.14)	0.27	(0.39)	–	–	(0.39)	(0.12)	10.64
R4(F)	10.76	0.42	–	(0.12)	0.30	(0.41)	–	–	(0.41)	(0.11)	10.65
R5(F)	10.76	0.43	–	(0.12)	0.31	(0.43)	–	–	(0.43)	(0.12)	10.64
Y	10.71	0.54	–	(0.07)	0.47	(0.54)	–	–	(0.54)	(0.07)	10.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Expense ratios do not include expenses of the Underlying Funds.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

42

– Selected Per-Share Data – (A)

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

3.78%		$673,310	0.98%		0.95%		0.95%		3.16%		131%
3.03		54,934	1.85		1.70		1.70		2.41		–
3.10		104,382	1.69		1.69		1.69		2.42		–
4.15		11,973	0.68		0.68		0.68		3.45		–
3.49		11,922	1.26		1.25		1.25		2.85		–
3.81		25,330	0.95		0.95		0.95		3.16		–
4.12		990	0.66		0.65		0.65		3.46		–
4.23		952,265	0.54		0.54		0.54		3.56		–

8.57		835,450	0.99	(E)	0.98	(E)	0.98	(E)	3.38		201
7.72		70,845	1.87	(E)	1.74	(E)	1.74	(E)	2.62		–
7.68		118,462	1.71	(E)	1.70	(E)	1.70	(E)	2.66		–
8.73		9,395	0.74	(E)	0.73	(E)	0.73	(E)	3.62		–
8.36		8,571	1.29	(E)	1.24	(E)	1.24	(E)	3.12		–
8.57		25,652	0.97	(E)	0.96	(E)	0.96	(E)	3.40		–
8.87		655	0.69	(E)	0.67	(E)	0.67	(E)	3.69		–
9.00		994,424	0.57	(E)	0.56	(E)	0.56	(E)	3.80		–

16.38		816,191	1.03	(E)	1.00	(E)	1.00	(E)	4.18		215
15.60		83,760	1.95	(E)	1.68	(E)	1.68	(E)	3.51		–
15.48		119,568	1.76	(E)	1.75	(E)	1.75	(E)	3.42		–
16.65		10,680	0.77	(E)	0.75	(E)	0.75	(E)	4.36		–
16.19		1,836	1.42	(E)	1.25	(E)	1.25	(E)	3.65		–
16.39		21,920	0.98	(E)	0.98	(E)	0.98	(E)	4.17		–
16.73		408	0.69	(E)	0.69	(E)	0.69	(E)	4.35		–
16.87		926,793	0.58	(E)	0.58	(E)	0.58	(E)	4.57		–

(7.99)		650,149	1.02		1.00		1.00		4.76		184
(8.68)		73,557	1.93		1.71		1.71		4.05		–
(8.66)		87,277	1.74		1.74		1.74		4.01		–
(7.62)		6,128	0.68		0.68		0.68		5.10		–
(8.15)		130	1.44		1.25		1.25		4.62		–
(7.98)		12,698	0.99		0.99		0.99		4.81		–
(7.62)		271	0.70		0.70		0.70		5.08		–
(7.62)		559,555	0.59		0.59		0.59		5.19		–

4.11		601,301	1.07		1.00		1.00		4.71		268
3.36		82,376	1.96		1.75		1.75		3.95		–
3.33		84,793	1.78		1.75		1.75		3.95		–
4.42		3,050	0.72		0.72		0.72		5.04		–
2.59	(G)	10	1.38	(H)	1.25	(H)	1.25	(H)	4.47	(H)	–
2.90	(G)	2,928	1.09	(H)	1.00	(H)	1.00	(H)	4.95	(H)	–
2.97	(G)	141	0.79	(H)	0.79	(H)	0.79	(H)	5.09	(H)	–
4.46		359,523	0.61		0.61		0.61		5.09		–

43

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

44

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

45

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

46

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

47

The Hartford Total Return Bond Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	6.49%
Other Direct Federal Obligations*	0.37%
Other Securities	93.14%
Total	100.00%

QII†	100.00%

* The income received from federal obligations.
† Applicable for non-resident foreign shareholders only.  This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

48

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,030.30	$4.86	$1,000.00	$1,020.41	$4.84	0.95%	184	365
Class B	$1,000.00	$1,026.70	$8.69	$1,000.00	$1,016.63	$8.64	1.70	184	365
Class C	$1,000.00	$1,026.50	$8.59	$1,000.00	$1,016.73	$8.55	1.68	184	365
Class I	$1,000.00	$1,031.80	$3.41	$1,000.00	$1,021.85	$3.39	0.67	184	365
Class R3	$1,000.00	$1,029.20	$6.39	$1,000.00	$1,018.91	$6.36	1.25	184	365
Class R4	$1,000.00	$1,030.80	$4.82	$1,000.00	$1,020.46	$4.80	0.94	184	365
Class R5	$1,000.00	$1,032.40	$3.33	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class Y	$1,000.00	$1,032.90	$2.77	$1,000.00	$1,022.48	$2.76	0.54	184	365

49

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Total Return Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Hartford Investment Management Company (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

50

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds, when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that while the Fund’s performance over multiple periods as compared to its peer group and benchmark had recently improved, it would continue to be monitored by HIFSCO.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

51

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that, from November 1, 2011 through October 31, 2012, HIFSCO had agreed to voluntarily: (i) waive 0.06% of its management fee; and (ii) lower the contractual expense limitations on each class of the Fund’s shares by 0.06%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

52

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits, if any, to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

53

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-TRB11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview  10/31/01 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/11)

	1 Year	5 Year	10 Year
Value A#	4.41%	0.05%	4.00%
Value A##	-1.33%	-1.08%	3.41%
Value B#	3.59%	-0.68%	NA*
Value B##	-1.41%	-1.03%	NA*
Value C#	3.67%	-0.70%	3.23%
Value C##	2.67%	-0.70%	3.23%
Value I#	4.75%	0.32%	4.14%
Value R3#	4.09%	-0.21%	4.03%
Value R4#	4.54%	0.10%	4.19%
Value R5#	4.73%	0.39%	4.35%
Value Y#	4.86v	0.51%	4.41%
Russell 1000 Value Index	6.16%	-2.05%	4.57%

#	Without sales charge
##	With sales charge
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses.  Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.)

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Director

How did the Fund perform?
The Class A shares of The Hartford Value Fund returned 4.41%, before sales charges, for the twelve-month period ended October 31, 2011, underperforming its benchmark, the Russell 1000 Value Index, which returned 6.16% for the same period. The Fund outperformed the 4.02% return of the average fund in the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
U.S. equities moved higher during the period despite a high degree of overall market volatility. Stocks were buffeted by a range of forces during the year including unrest in North Africa and the Middle East, the devastating earthquake and tsunami in Japan, European sovereign debt concerns and broad fears of a global economic slowdown. Within this market environment, corporate earnings remained strong and monetary policy was accommodative. In part because of these factors, along with signs of progress in Europe, markets ended the period on a positive note with a rally in October.

Nine of the ten sectors within the Russell 1000 Value Index posted positive returns. Energy (+23%), Utilities (+15%), and Health Care (+12%) gained the most while Financials (-6%) was the one sector to decline during the period.

The Fund’s underperformance versus its benchmark was due primarily to stock selection. Selection was weakest in Health Care, Industrials, and Consumer Staples, more than offsetting stronger selection in Financials and Consumer Discretionary. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, was neutral. The negative effects of an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology and an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Utilities was offset by an underweight to Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Consumer Discretionary.

Positions in Cisco Systems (Information Technology), Ingersoll-Rand (Capital Goods), and Teva Pharmaceuticals (Health Care) detracted most from relative returns (i.e. performance of the Fund as measured against the benchmark) during the period. Shares of Cisco Systems, a leading supplier of networking equipment, software, and services, were pressured by a sharp decline in gross margins and by elevated competition and weakness in some of the company’s end markets. Ingersoll-Rand, a provider of industrial machinery, climate control, and security systems, experienced weak results in the residential segment due to higher copper prices and softening HVAC demand, driving shares lower. Concerns over slower capital spending in Europe and elsewhere also pressured shares. Shares of Teva Pharmaceuticals, a global pharmaceutical and drug company, fell during the period due to disappointing results from phase III trials for a new multiple sclerosis drug. Bank of America, Goldman Sachs, and Hewlett-Packard were among the top detractors from absolute (i.e. total return) performance

The top contributors to benchmark-relative returns were Citigroup (Financials), ACE (Financials), and CBS (Consumer Discretionary). Shares of Citigroup fell during the period as weakness continued in the securities/banking sector and the company reduced estimates on account of higher expenses. Not holding the stock contributed positively to relative performance. Shares of ACE, a global insurance and reinsurance organization, benefited from strong earnings driven by a firming pricing environment. Shares of media company CBS rose as the company was cutting costs, buying back stock, and generating strong free cash flow. In addition, the streaming video business is showing strength via recent deals with Netflix and Amazon. Top absolute contributors for the period also included Chevron (Energy) and Intel (Information Technology).

What is the outlook?
We continue to expect weaker than normal trend growth in the developed markets. We believe economic data in the second and third quarters point to a slowing of economic activity. In addition, the extent of negative news, combined with the confidence crisis created by the market downturn and continuing debt issues in Europe and the U.S., have raised the probability of a recession.

Based on bottom-up stock decisions, we ended the period most overweight the Materials, Health Care, and Industrials sectors relative to the Russell 1000 Value Index; our largest underweights were in Utilities, Financials, and Telecommunication Services.

3

The Hartford Value Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Diversification by Industry
as of October 31, 2011
Industry (Sector)	Percentage of Net Assets
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	6.6
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	0.7
Consumer Durables & Apparel (Consumer Discretionary)	1.2
Diversified Financials (Financials)	7.7
Energy (Energy)	12.9
Food & Staples Retailing (Consumer Staples)	1.8
Food, Beverage & Tobacco (Consumer Staples)	6.2
Health Care Equipment & Services (Health Care)	5.2
Insurance (Financials)	8.1
Materials (Materials)	6.2
Media (Consumer Discretionary)	2.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.0
Retailing (Consumer Discretionary)	3.9
Semiconductors & Semiconductor Equipment (Information Technology)	5.7
Software & Services (Information Technology)	1.5
Technology Hardware & Equipment (Information Technology)	2.4
Telecommunication Services (Services)	3.0
Utilities (Utilities)	3.8
Short-Term Investments	0.5
Other Assets and Liabilities	–
Total	100.0%

4

The Hartford Value Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.0%
96	General Motors Co. ●	$2,479
204	Goodyear Tire & Rubber Co. ●	2,934
		5,413
	Banks - 6.6%
204	PNC Financial Services Group, Inc.	10,973
347	US Bancorp	8,871
695	Wells Fargo & Co.	18,001
		37,845
	Capital Goods - 10.1%
61	3M Co.	4,854
75	Boeing Co.	4,964
684	General Electric Co.	11,430
135	Illinois Tool Works, Inc.	6,582
198	Ingersoll-Rand plc	6,176
119	PACCAR, Inc.	5,159
150	Stanley Black & Decker, Inc.	9,577
206	Tyco International Ltd.	9,395
		58,137
	Commercial & Professional Services - 0.7%
147	Republic Services, Inc.	4,175

	Consumer Durables & Apparel - 1.2%
232	Mattel, Inc.	6,550

	Diversified Financials - 7.7%
82	Ameriprise Financial, Inc.	3,826
949	Bank of America Corp.	6,484
48	BlackRock, Inc.	7,514
140	Credit Suisse Group ADR	4,058
60	Goldman Sachs Group, Inc.	6,574
457	JP Morgan Chase & Co.	15,891
		44,347
	Energy - 12.9%
52	Apache Corp.	5,207
117	Baker Hughes, Inc.	6,791
185	Chevron Corp.	19,458
39	EOG Resources, Inc.	3,531
107	Exxon Mobil Corp.	8,323
163	Marathon Oil Corp.	4,231
90	Noble Corp.	3,231
134	Occidental Petroleum Corp.	12,445
85	Royal Dutch Shell plc ADR	6,128
113	Southwestern Energy Co. ●	4,754
		74,099
	Food & Staples Retailing - 1.8%
214	CVS Caremark Corp.	7,763
81	Sysco Corp.	2,245
		10,008
	Food, Beverage & Tobacco - 6.2%
108	Anheuser-Busch InBev N.V.	5,977
102	Archer Daniels Midland Co.	2,950
147	General Mills, Inc.	5,671
190	Kraft Foods, Inc.	6,698
100	PepsiCo, Inc.	6,326
115	Philip Morris International, Inc.	8,052
		35,674
	Health Care Equipment & Services - 5.2%
103	Baxter International, Inc.	5,667
150	Covidien International plc	7,060
222	HCA Holdings, Inc. ●	5,204
178	UnitedHealth Group, Inc.	8,548
63	Zimmer Holdings, Inc. ●	3,336
		29,815
	Insurance - 8.1%
188	ACE Ltd.	13,558
122	Chubb Corp.	8,148
326	Marsh & McLennan Cos., Inc.	9,967
166	Principal Financial Group, Inc.	4,286
–	Swiss Re	11
84	Swiss Re Ltd.	4,585
244	Unum Group	5,817
		46,372
	Materials - 6.2%
31	CF Industries Holdings, Inc.	4,975
266	Dow Chemical Co.	7,411
119	E.I. DuPont de Nemours & Co.	5,737
101	Mosaic Co.	5,934
76	Nucor Corp.	2,871
131	Rexam plc ADR	3,701
400	Steel Dynamics, Inc.	5,000
		35,629
	Media - 2.5%
114	CBS Corp. Class B	2,953
493	Comcast Corp. Class A	11,572
		14,525
	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
99	Abbott Laboratories	5,336
124	Amgen, Inc.	7,078
116	Johnson & Johnson	7,500
323	Merck & Co., Inc.	11,142
753	Pfizer, Inc.	14,495
154	Teva Pharmaceutical Industries Ltd. ADR	6,295
		51,846
	Retailing - 3.9%
184	Home Depot, Inc.	6,576
135	Kohl's Corp.	7,136
114	Nordstrom, Inc.	5,795
208	Staples, Inc.	3,107
		22,614
	Semiconductors & Semiconductor Equipment - 5.7%
172	Analog Devices, Inc.	6,291
537	Intel Corp.	13,173
189	Maxim Integrated Products, Inc.	4,940
242	Xilinx, Inc.	8,098
		32,502
	Software & Services - 1.5%
323	Microsoft Corp.	8,598

	Technology Hardware & Equipment - 2.4%
522	Cisco Systems, Inc.	9,679
144	Hewlett-Packard Co.	3,845
		13,524
	Telecommunication Services - 3.0%
584	AT&T, Inc.	17,108

	Utilities - 3.8%
132	Edison International	5,365
81	Entergy Corp.	5,568

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 99.5% - (continued)
	Utilities - 3.8% - (continued)
60	NextEra Energy, Inc.		$3,383
159	Northeast Utilities		5,481
75	PPL Corp.		2,195
			21,992
	Total common stocks
	(cost $530,525)		$570,773

	Total long-term investments
	(cost $530,525)		$570,773

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $178, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $182)
$178	0.11%, 10/31/2011		$178

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $1,699, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$1,733)

1,699	0.11%, 10/31/2011		1,699
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $240, collateralized by GNMA 4.00% - 5.00%, 2040, value of $245)
240	0.11%, 10/31/2011		240
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $828, collateralized by GNMA 3.50% - 4.50%, 2041, value of $844)
828	0.11%, 10/31/2011		828
			2,945
	Total short-term investments
	(cost $2,945)		$2,945

	Total investments
	(cost $533,470) ▲	100.0%	$573,718
	Other assets and liabilities	–%	220
	Total net assets	100.0%	$573,938

The accompanying notes are an integral part of these financial statements.

6

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 5.3% of total net assets at October 31, 2011.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $536,795 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$68,701
Unrealized Depreciation	(31,778)
Net Unrealized Appreciation	$36,923

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$570,773	$566,177	$4,596	$–
Short-Term Investments	2,945	–	2,945	–
Total	$573,718	$566,177	$7,541	$–

♦	For the year ended October 31, 2011, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $533,470)	$573,718
Receivables:
Fund shares sold	194
Dividends and interest	659
Other assets	63
Total assets	574,634
Liabilities:
Bank overdraft -- U.S. Dollars	2
Payables:
Fund shares redeemed	567
Investment management fees	77
Administrative fees	—
Distribution fees	8
Accrued expenses	42
Total liabilities	696
Net assets	$573,938
Summary of Net Assets:
Capital stock and paid-in-capital	$573,886
Accumulated undistributed net investment income	239
Accumulated net realized loss on investments and foreign currency transactions	(40,435)
Unrealized appreciation of investments	40,248
Net assets	$573,938

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.00/$11.64
Shares outstanding	6,274
Net assets	$69,016
Class B: Net asset value per share	$10.82
Shares outstanding	315
Net assets	$3,409
Class C: Net asset value per share	$10.78
Shares outstanding	1,428
Net assets	$15,395
Class I: Net asset value per share	$10.92
Shares outstanding	853
Net assets	$9,310
Class R3: Net asset value per share	$10.77
Shares outstanding	212
Net assets	$2,288
Class R4: Net asset value per share	$10.84
Shares outstanding	788
Net assets	$8,543
Class R5: Net asset value per share	$10.89
Shares outstanding	235
Net assets	$2,563
Class Y: Net asset value per share	$10.91
Shares outstanding	42,458
Net assets	$463,414

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Statement of Operations
For the Year Ended October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$12,705
Interest	13
Less: Foreign tax withheld	(61)
Total investment income	12,657

Expenses:
Investment management fees	3,736
Administrative services fees	10
Transfer agent fees	212
Distribution fees
Class A	181
Class B	45
Class C	158
Class R3	9
Class R4	10
Custodian fees	4
Accounting services fees	76
Registration and filing fees	108
Board of Directors' fees	10
Audit fees	13
Other expenses	53
Total expenses (before waivers and fees paid indirectly)	4,625
Expense waivers	(272)
Transfer agent fee waivers	(5)
Commission recapture	(7)
Total waivers and fees paid indirectly	(284)
Total expenses, net	4,341
Net Investment Income	8,316
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	9,996
Net realized gain on foreign currency contracts	77
Net realized loss on other foreign currency transactions	(71)
Net Realized Gain on Investments and Foreign Currency Transactions	10,002
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,655
Net Changes in Unrealized Appreciation of Investments	1,655
Net Gain on Investments and Foreign Currency Transactions	11,657
Net Increase in Net Assets Resulting from Operations	$19,973

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$8,316	$4,963
Net realized gain on investments and foreign currency transactions	10,002	16,409
Net unrealized appreciation of investments	1,655	25,080
Net Increase In Net Assets Resulting From Operations	19,973	46,452
Distributions to Shareholders:
From net investment income
Class A	(749)	(471)
Class B	(7)	(9)
Class C	(60)	(16)
Class I	(120)	(47)
Class R3	(20)	(6)
Class R4	(93)	(5)
Class R5	(31)	(1)
Class Y	(7,070)	(4,284)
Total distributions	(8,150)	(4,839)
Capital Share Transactions:
Class A	1,294	2,556
Class B	(2,304)	(2,510)
Class C	1,855	1,556
Class I	4,870	1,870
Class R3	1,340	716
Class R4	8,320	355
Class R5	2,374	96
Class Y	77,723	45,075
Net increase from capital share transactions	95,472	49,714
Net Increase In Net Assets	107,295	91,327
Net Assets:
Beginning of period	466,643	375,316
End of period	$573,938	$466,643
Accumulated undistributed (distribution in excess of) net investment income (loss)	$239	$242

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The NAV of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current

12

or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2011, the Fund held no Level 3 securities; therefore, no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

14

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2011, the Fund had no outstanding when-issued or delayed delivery securities.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2011.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the year ended October 31, 2011.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$77	$—	$—	$—	$—	$77
Total	$—	$77	$—	$—	$—	$—	$77

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and

16

partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Ordinary Income	$8,174	$4,815

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$239
Accumulated Capital Losses *	(37,110)
Unrealized Appreciation †	36,923
Total Accumulated Earnings	$52

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(169)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	169

e)	Capital Loss Carryforward – At October 31, 2011 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$37,110
Total	$37,110

As of October 31, 2011, the Fund utilized $9,872 of prior year capital loss carryforwards.

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $4.5 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

HIFSCO has voluntarily agreed to waive 0.05% of its investment management fee until February 29, 2012.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.40%	1.10%	0.80%	0.75%

18

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank, State Street Bank and Trust Co., has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2011, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio for the period listed below including the fees paid indirectly is as follows:

Year Ended October 31, 2011
Class A Shares	1.15%
Class B Shares	1.95
Class C Shares	1.86
Class I Shares	0.81
Class R3 Shares	1.40
Class R4 Shares	1.10
Class R5 Shares	0.80
Class Y Shares	0.69

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2011, HIFSCO received front-end load sales charges of $310 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $5.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2011, a portion of the Fund’s chief compliance officer’s

19

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	–%	16.60%
Class B	–	15.62
Class C	–	15.62
Class Y	–	17.06

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	10

9.	Investment Transactions:

For the year ended October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$184,683
Sales Proceeds Excluding U.S. Government Obligations	82,465

20

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2011, and the year ended October 31, 2010:

	For the Year Ended October 31, 2011					For the Year Ended October 31, 2010
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,702	65	(1,682)	—	85	1,944	43	(1,791)	—	196
Amount	$19,788	$715	$(19,209)	$—	$1,294	$20,419	$455	$(18,318)	$—	$2,556
Class B
Shares	25	—	(233)	—	(208)	38	1	(285)	—	(246)
Amount	$272	$7	$(2,583)	$—	$(2,304)	$379	$9	$(2,898)	$—	$(2,510)
Class C
Shares	421	5	(270)	—	156	375	2	(226)	—	151
Amount	$4,826	$48	$(3,019)	$—	$1,855	$3,824	$14	$(2,282)	$—	$1,556
Class I
Shares	652	8	(242)	—	418	444	3	(276)	—	171
Amount	$7,561	$86	$(2,777)	$—	$4,870	$4,640	$32	$(2,802)	$—	$1,870
Class R3
Shares	140	2	(28)	—	114	81	1	(10)	—	72
Amount	$1,623	$20	$(303)	$—	$1,340	$813	$6	$(103)	$—	$716
Class R4
Shares	791	2	(59)	—	734	41	1	(5)	—	37
Amount	$8,934	$24	$(638)	$—	$8,320	$398	$5	$(48)	$—	$355
Class R5
Shares	225	3	(3)	—	225	9	—	—	—	9
Amount	$2,372	$31	$(29)	$—	$2,374	$95	$1	$—	$—	$96
Class Y
Shares	9,949	647	(3,674)	—	6,922	8,322	409	(4,260)	—	4,471
Amount	$111,250	$7,069	$(40,596)	$—	$77,723	$84,282	$4,284	$(43,491)	$—	$45,075
Total
Shares	13,905	732	(6,191)	—	8,446	11,254	460	(6,853)	—	4,861
Amount	$156,626	$8,000	$(69,154)	$—	$95,472	$114,850	$4,806	$(69,942)	$—	$49,714

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the year ended October 31, 2011, and the year ended October 31, 2010:

	Shares	Dollars
For the Year Ended October 31, 2011	37	$426
For the Year Ended October 31, 2010	77	$808

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

22

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23

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2011 (E)
A	$10.65	$0.14	$–	$0.33	$0.47	$(0.12)	$–	$–	$(0.12)	$0.35	$11.00
B	10.46	0.04	–	0.34	0.38	(0.02)	–	–	(0.02)	0.36	10.82
C	10.44	0.05	–	0.33	0.38	(0.04)	–	–	(0.04)	0.34	10.78
I	10.58	0.17	–	0.33	0.50	(0.16)	–	–	(0.16)	0.34	10.92
R3	10.45	0.11	–	0.32	0.43	(0.11)	–	–	(0.11)	0.32	10.77
R4	10.51	0.14	–	0.34	0.48	(0.15)	–	–	(0.15)	0.33	10.84
R5	10.56	0.15	–	0.35	0.50	(0.17)	–	–	(0.17)	0.33	10.89
Y	10.57	0.19	–	0.32	0.51	(0.17)	–	–	(0.17)	0.34	10.91

For the Year Ended October 31, 2010 (E)
A	9.63	0.09	–	1.01	1.10	(0.08)	–	–	(0.08)	1.02	10.65
B	9.47	0.01	–	0.99	1.00	(0.01)	–	–	(0.01)	0.99	10.46
C	9.45	0.02	–	0.98	1.00	(0.01)	–	–	(0.01)	0.99	10.44
I	9.59	0.12	–	0.99	1.11	(0.12)	–	–	(0.12)	0.99	10.58
R3	9.47	0.06	–	1.00	1.06	(0.08)	–	–	(0.08)	0.98	10.45
R4	9.52	0.09	–	1.01	1.10	(0.11)	–	–	(0.11)	0.99	10.51
R5	9.55	0.12	–	1.01	1.13	(0.12)	–	–	(0.12)	1.01	10.56
Y	9.55	0.14	–	1.01	1.15	(0.13)	–	–	(0.13)	1.02	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	–	0.78	0.89	(0.21)	–	–	(0.21)	0.68	9.63
B	8.73	0.06	–	0.77	0.83	(0.09)	–	–	(0.09)	0.74	9.47
C	8.72	0.04	–	0.77	0.81	(0.08)	–	–	(0.08)	0.73	9.45
I	8.97	0.10	–	0.81	0.91	(0.29)	–	–	(0.29)	0.62	9.59
R3	8.87	0.07	–	0.77	0.84	(0.24)	–	–	(0.24)	0.60	9.47
R4	8.89	0.11	–	0.77	0.88	(0.25)	–	–	(0.25)	0.63	9.52
R5	8.92	0.14	–	0.77	0.91	(0.28)	–	–	(0.28)	0.63	9.55
Y	8.93	0.15	–	0.77	0.92	(0.30)	–	–	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	–	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	(5.18)	8.95
B	13.78	0.08	–	(4.49)	(4.41)	–	(0.64)	–	(0.64)	(5.05)	8.73
C	13.78	0.06	–	(4.48)	(4.42)	–	(0.64)	–	(0.64)	(5.06)	8.72
I	14.15	0.17	–	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	(5.18)	8.97
R3	14.00	0.03	–	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	(5.13)	8.87
R4	14.03	0.08	–	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	(5.14)	8.89
R5	14.07	0.19	–	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	(5.15)	8.92
Y	14.09	0.21	–	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	–	1.89	2.01	–	(0.79)	–	(0.79)	1.22	14.13
B	12.71	0.01	–	1.85	1.86	–	(0.79)	–	(0.79)	1.07	13.78
C	12.71	0.02	–	1.84	1.86	–	(0.79)	–	(0.79)	1.07	13.78
I(G)	13.85	0.03	–	0.27	0.30	–	–	–	–	0.30	14.15
R3(J)	12.51	0.05	–	1.44	1.49	–	–	–	–	1.49	14.00
R4(J)	12.51	0.09	–	1.43	1.52	–	–	–	–	1.52	14.03
R5(J)	12.51	0.12	–	1.44	1.56	–	–	–	–	1.56	14.07
Y	12.91	0.09	–	1.97	2.06	(0.09)	(0.79)	–	(0.88)	1.18	14.09

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on May 31, 2007.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(D)

4.41%		$69,016	1.20%		1.15%		1.15%		1.20%		16%
3.59		3,409	2.15		1.95		1.95		0.39		–
3.67		15,395	1.91		1.86		1.86		0.49		–
4.75		9,310	0.86		0.81		0.81		1.53		–
4.09		2,288	1.47		1.40		1.40		0.98		–
4.54		8,543	1.15		1.10		1.10		1.27		–
4.73		2,563	0.86		0.80		0.80		1.47		–
4.86		463,414	0.74		0.69		0.69		1.65		–

11.41		65,915	1.30		1.28		1.28		0.88		33
10.59		5,467	2.22		2.09		2.09		0.08		–
10.63		13,276	2.02		2.00		2.00		0.15		–
11.57		4,604	0.92		0.90		0.90		1.26		–
11.22		1,024	1.53		1.50		1.50		0.62		–
11.51		564	1.21		1.19		1.19		0.94		–
11.86		101	0.89		0.87		0.87		1.21		–
12.02		375,692	0.82		0.80		0.80		1.36		–

10.29		57,687	1.41		1.40		1.40		1.27		50
9.61		7,286	2.43		1.89		1.89		0.77		–
9.47		10,591	2.18		2.14		2.14		0.49		–
10.60		2,534	1.00		1.00		1.00		1.24		–
9.92		248	1.63		1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.29		1.36		–
10.65		8	0.97		0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		2.06		0.57		–
(33.50)		9,160	2.10		2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		1.65		0.87		–
(32.93)		166	1.31		1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		0.88		1.76		–

16.61	(F)	89,023	1.32		1.32		1.32		0.89		32
15.63	(F)	12,976	2.23		2.15		2.15		0.07		–
15.63	(F)	13,710	2.09		2.09		2.09		0.13		–
2.17	(H)	46	1.00	(I)	1.00	(I)	1.00	(I)	1.00	(I)	–
11.91	(H)	11	1.65	(I)	1.65	(I)	1.65	(I)	0.47	(I)	–
12.15	(H)	11	1.35	(I)	1.35	(I)	1.35	(I)	0.78	(I)	–
12.47	(H)	11	1.05	(I)	1.05	(I)	1.05	(I)	1.07	(I)	–
17.07	(F)	301,813	0.89		0.89		0.89		1.30		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mututal Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

26

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

28

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Value Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2012. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

30

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2011 through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Beginning Account Value April 30, 2011	Ending Account Value October 31, 2011	Expenses paid during the period April 30, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$892.20	$5.47	$1,000.00	$1,019.42	$5.84	1.15%	184	365
Class B	$1,000.00	$889.10	$9.29	$1,000.00	$1,015.37	$9.91	1.95	184	365
Class C	$1,000.00	$889.30	$8.83	$1,000.00	$1,015.85	$9.42	1.85	184	365
Class I	$1,000.00	$893.60	$3.89	$1,000.00	$1,021.10	$4.15	0.81	184	365
Class R3	$1,000.00	$890.90	$6.66	$1,000.00	$1,018.16	$7.11	1.40	184	365
Class R4	$1,000.00	$892.80	$5.24	$1,000.00	$1,019.67	$5.59	1.10	184	365
Class R5	$1,000.00	$894.00	$3.82	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$893.60	$3.29	$1,000.00	$1,021.73	$3.52	0.69	184	365

31

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 2-3, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement for The Hartford Value Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 2-3, 2011 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 21-22, 2011 and August 2-3, 2011. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 21-22, 2011 and August 2-3, 2011 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers, and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 74 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered HIFSCO’s oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades by the Sub-adviser, and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered HIFSCO’s oversight of compliance with the Fund’s objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HIFSCO’s services in this regard.

In addition, the Board considered HIFSCO’s ongoing commitment to review and rationalize the Hartford fund family’s product line-up and the expenses that HIFSCO had incurred in connection with fund combinations in recent years. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

33

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to the Sub-adviser, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for the Fund, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board also considered that, through February 29, 2012, HIFSCO had agreed to: (i) extend the waiver of 0.05% of its management fee; and (ii) extend the lowering of the contractual expense limitations on each class of the Fund’s shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management and sub-advisory fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the management fee schedule for the Fund, which reduces fee rates as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford fund family have grown over time, including through lower transfer agent costs and other operating expenses.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information and the

34

effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”), an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-V11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

THE HARTFORD MUTUAL FUNDS 2011 Annual Report The Hartford World Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

I want to take this opportunity to say thank you for investing in The Hartford Mutual Funds.

This has been a tumultuous year. In the beginning of 2011, we witnessed tension-fueled political uprisings in the already-volatile Middle East and North Africa region. We also watched as Japan dealt with a series of crises including a massive earthquake and subsequent tsunami. Yet, U.S. economic conditions continued to improve, with gains in consumer confidence and retail sales. During the first half of 2011, domestic, international, and world indices (as measured by the S&P 500, MSCI EAFE and MSCI World) were all up more than 5% through June, 30 2011.

The economic recovery, however, lost momentum in the second half of 2011. The employment and housing markets both remain extremely challenged. Investors continue to be concerned about the implications of the European sovereign debt crisis, as well as our own high levels of domestic debt. Fears that the European sovereign debt crisis could continue to drag down the global economy have weighed heavily on stocks.

Ongoing apprehension regarding the U.S. debt ceiling during the summer, and the resulting downgrade of the U.S. sovereign credit rating by Standard & Poor’s, also contributed to weaker investor confidence.

There are, however, some reasons to remain confident. Corporations have record levels of cash on their balance sheets—corporate cash has doubled in the past 10 years. In addition, U.S. gross domestic product expanded at a 2.5 percent annual rate in the third quarter according to the Commerce Department, as consumers and businesses set aside fears about the recovery and stepped up spending. Corporate earnings have also remained positive, with a majority of companies beating expectations each quarter this year. This momentum will hopefully continue through the fourth quarter and into next year.

As we approach the end of 2011, in light of the continued market volatility, now would be a good time to schedule a meeting with your financial advisor to examine your current investment strategy and determine whether you are on the right track.

•	Does your fixed-income portfolio complement your equity portfolio?

•	Are you receiving diversified sources of income?

•	Is your portfolio still in line with your risk tolerance and investment time horizon?

Talk to your advisor to see what changes you should make to address these concerns and opportunities.

Thank you again for investing with The Hartford Mutual Funds.

James Davey
President
The Hartford Mutual Funds

The Hartford World Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford World Bond Fund inception 05/31/2011
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation with income as a secondary goal.

Performance Overview 5/31/11 - 10/31/11

The chart above shows the growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 10/31/11)

Since Inception
World Bond A#	3.74%
World Bond A##	-0.93%
World Bond C#	3.33%
World Bond C##	2.33%
World Bond I#	3.84%
World Bond R3#	3.58%
World Bond R4#	3.70%
World Bond R5#	3.83%
World Bond Y#	3.85%
Citigroup World Government Bond Index	3.15%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2011, which excludes investment transactions as of this date.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford World Bond Fund
Manager Discussion (Unaudited)
October 31, 2011

Portfolio Managers
Robert L. Evans	Mark H. Sullivan, CFA
Director	Vice President

How did the Fund perform?
The Class A shares of The Hartford World Bond Fund returned 3.74%, before sales charges, for the period from inception (May 31, 2011) to October 31, 2011, outperforming its benchmark, the Citigroup World Government Bond Index, which returned 3.15% for the same period. The Fund also outperformed the 0.04% return of the average fund in the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?
For the five month period, benchmark-relative outperformance was primarily driven by our overall cautious duration (i.e. sensitivity to changes in interest rates) positioning and the resulting significant exposure to core government bonds markets like the U.K., Germany, and Australia. Our currency positioning detracted from relative returns primarily due to our avoidance of the Japanese yen, which continued to rally against the U.S. dollar based on safe haven flows. Due to the risk-off environment, our exposure to higher-beta (which generally indicates higher volatility), lower quality fixed income sectors was very limited and selective and had an overall neutral impact on relative performance.

Extreme risk aversion took over during the period as the U.S. debt downgrade, a worsening sovereign debt crisis in the eurozone, and signs of slowing global growth all conspired to undermine sentiment broadly. Risk assets sold off sharply, with global equity markets suffering some of their worst losses since the 2008 financial crisis. Although the European Central Bank (ECB) hiked rates in July, major central banks developed a more cautious and accommodating tilt as the quarter progressed and market expectations about global growth were gradually scaled back. Government bond prices rose sharply in most of the high quality, developed markets, as investors flocked to the safety of government debt given concerns of a renewed global slowdown and deterioration in the European sovereign debt crisis. Similar concerns prompted a safe-haven driven U.S. dollar rally against most currencies, except the Japanese yen. Higher beta sectors such as high yield and emerging markets debt experienced negative returns.

In currency markets, the Swiss franc plunged versus the U.S. dollar after the Swiss National Bank set a minimum exchange rate of 1.20 francs per euro, the first such move in more than three decades, in an effort to stem the currency’s rise. Commodity currencies including the Australian, New Zealand and Canadian dollar were hit hard, especially in September, as investors grew risk-averse and wary over the fate of struggling European Monetary Union (EMU) countries such as Greece and Portugal and the solvency of various European money center banks. The euro was also weaker during the period as markets continued to punish the EMU’s common currency over a lack of clarity around a policy response to the sovereign debt crisis. Within emerging market currencies, Latin American currencies were particularly weak. The Brazilian real was a key underperformer as a surprise 50 basis point interest rate cut, depressing commodity prices, and signs of slowing global growth caused a considerable real correction during the period under review.

Within country strategies, our exposure to core developed government bond markets such as Australia, Germany, U.K., Sweden, and Canada was a major contributor to relative performance (i.e. performance of the Fund as measured against the benchmark), as interest rates significantly decreased and government bond prices rose during the period. Most high quality, global government bond markets exhibited frequent swings in sentiment, albeit with an overall richening bias. Although the ECB hiked interest rates in July, major central banks developed a more cautious and accommodating tilt as the period progressed and market expectations about global growth were gradually scaled back. Our decision to avoid sovereign exposure to the eurozone peripheral countries such as Portugal, Italy, and Spain was also beneficial to performance. Within our active duration positioning, our tactical overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the front-end of the yield curve in countries like Sweden, Germany, and Australia positively contributed to results, as markets normalized their policy tightening expectations in these countries. In addition, our active inter-country rotation strategies, where we were overweight the U.K. versus the U.S. at the 10-year part of the yield curve, also contributed positively to relative results. Our country (duration and yield curve) positioning is primarily implemented through the use of government bond futures and bonds.

Overall, our currency strategies detracted from relative performance during the period. Our avoidance of the Japanese yen exposure hurt performance, as the yen continued to rally against the U.S. dollar based on safe-haven flows. Our limited exposure to non-U.S. dollar currencies such as the Mexican peso and South Korean won detracted, as the U.S. dollar experienced a broad rally across most major currencies. Our currency positioning is primarily implemented through the use of currency forward contracts.

3

The Hartford World Bond Fund
Manager Discussion (Unaudited) – (continued)
October 31, 2011

Credit strategies had a neutral impact on relative performance during the period, given our limited and very selective exposure to the sector. Our opportunistic allocation to the high yield sector slightly detracted from relative performance during the period as the sector came under renewed selling pressure. In contrast, our allocation to select Asset Backed Securities and Commercial Mortgage Backed Securities issues was additive to relative performance. Our credit positioning is primarily implemented through the use of bonds and credit default swaps (index and single name).

What is the outlook?
Given the recent soft patch in leading economic indicators across the globe, we expect that there could be a slowdown in global growth over the next several months. Cyclically, the U.S. is doing better than other developed economies; however downside risks to growth persist. Fiscal challenges remain a headwind. The implementation details surrounding the European Union Summit plan will begin to surface in the few weeks following the end of the period. Also, China has started to selectively ease monetary policy (’fine-tuning’), primarily targeting SMEs (small and medium enterprises) and property-related loans. Given these ongoing macroeconomic developments, we believe it is crucial to remain opportunistic in relative duration, currency, and credit positioning.

From a currency perspective, we think the deterioration in the global cycle will continue to draw strong U.S. dollar bids. The elevated levels of investor risk aversion over the past few months and improved cyclical data in the U.S. has led to the recent U.S. dollar appreciation, which we believe will remain the status quo in the medium term. Longer term however, we continue to view U.S. fundamentals as being very poor, with the two primary impediments being persistently high unemployment and a bleak housing market. As markets refocus on the U.S. fiscal situation, we believe there are still significant challenges regarding the U.S. growth outlook. Although the yen will likely remain supported by the risk aversion trends in the market in the near-term, we continue to have a negative long-term view towards the yen, not least driven by the policy interventions of the Japanese authorities. Within Europe, we expect the euro to remain under pressure due to the prospects of further easing by the ECB and the ongoing sovereign debt crisis. Within peripheral G10 currencies, slowing cyclical factors and cheaper commodity prices have prompted a short-term negative view on the Scandinavian (NOK, SEK) and commodity currency bloc (CAD, AUD). However, longer term we remain positive on these currencies, primarily due to strong relative fundamentals, particularly versus the U.S. dollar. Within emerging markets (EM) currencies, we continue to expect short-term volatility as global investor sentiment will likely drive price action. However, longer-term we continue to favor EM currencies in Latin America and Asia which we believe exhibit strong underlying fundamentals, including high trend growth rates and strong fiscal dynamics.

Over the next several months, we think that further market volatility is likely until there is greater clarity regarding the solution to the fiscal crisis in peripheral European countries and more certainty around the economic outlook for the U.S. Until there is some resolution on these fronts, we believe that credit spreads will also likely remain volatile. Nonetheless, we still believe that credit fundamentals are strong, as corporations have large cash balances, access to liquidity, and low funding costs. Historically, periods of slow growth are also positive for corporate credit as firm executives are reluctant to increase balance sheet leverage. Although we think that long term fundamentals are favorable, we think that there is a risk that spreads will widen further, so our strategy is to wait to increase our overall credit exposure until we have seen a meaningful shift in sentiment or economic indicators. We continue to monitor the three major global fault lines in our view - Europe sovereign/banking stress, rising political stalemate in the U.S., and China's policy-engineered hard versus soft landing. The markets have paid increased attention to the first two fault lines, but in our view have yet to fully internalize the effects of the potential third fault line - China. In a world short of aggregate demand, especially in high income countries, we believe that Chinese policy setting will remain an important swing factor for global risk markets. Any signs of concerns about the smooth resolution of these fault lines could cause renewed upheavals in market sentiment. We continue to monitor various downside risks to our outlook including fiscal-policy related resolutions across the developed world and policy developments in China. We expect shifts in our exposure to remain tactical and opportunistic in nature given that we anticipate further market volatility.

Distribution by Credit Quality
as of October 31, 2011
Credit Rating *	Percentage of Net Assets
Aaa / AAA	62.1%
Aa / AA	0.2
A	2.1
Baa / BBB	0.6
Ba / BB	1.4
B	1.3
Caa / CCC or Lower	0.8
Unrated	2.3
U.S. Government Securities	17.1
Non Debt Securities and Other Short-Term Instruments	4.7
Other Assets & Liabilities	7.4
Total	100.0%

*
Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

4

Diversification by Security Type
as of October 31, 2011
Category	Percentage of Net Assets
Asset & Commercial Mortgage Backed Securities	3.7%
Corporate Bonds	5.0
Foreign Government Obligations	62.1
Preferred Stocks	0.0
Put Options Purchased	0.0
U.S. Government Securities	7.7
Short-Term Investments	14.1
Other Assets and Liabilities	7.4
Total	100.0%

Diversification by Country
as of October 31, 2011
Percentage of
Country	Net Assets
Australia	4.1%
Austria	6.1
Brazil	1.7
Canada	3.1
Denmark	6.8
Finland	6.2
France	0.1
Germany	4.1
Netherlands	6.4
Nigeria	0.2
Norway	7.0
Peru	0.0
Singapore	4.5
South Africa	0.0
South Korea	0.5
Sweden	8.3
United Kingdom	4.1
United States	15.3
Short-Term Investments	14.1
Other Assets and Liabilities	7.4
Total	100.0%

Diversification by Industry
as of October 31, 2011
Industry	Percentage of Net Assets
Fixed Income Securities
Accommodation and Food Services	0.1%
Arts, Entertainment and Recreation	0.2
Computer and Electronic Product Manufacturing	0.1
Fabricated Metal Product Manufacturing	0.0
Finance and Insurance	5.3
Food Services	0.0
Furniture and Related Product Manufacturing	0.1
Health Care and Social Assistance	0.3
Information	1.1
Machinery Manufacturing	0.1
Mining	0.2
Miscellaneous Manufacturing	0.1
Motor Vehicle and Parts Manufacturing	0.2
Other Services	0.0
Petroleum and Coal Products Manufacturing	0.2
Pipeline Transportation	0.3
Professional, Scientific, and Technical Services	0.1
Real Estate and Rental and Leasing	0.1
Soap, Cleaning Compound, and Toilet Manufacturing	0.1
Utilities	0.1
Wholesale Trade	0.0
Total	8.7%
Equity Securities
Diversified Financials	0.0
Total	0.0%
Foreign Government Obligations	62.1
Put Options Purchased	0.0
U.S. Government Securities	7.7
Short-Term Investments	14.1
Other Assets and Liabilities	7.4
Total	100.0%

5

The Hartford World Bond Fund
Schedule of Investments
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.7%
	United States - 3.7%
	AmeriCredit Automobile Receivables Trust
$170	3.34%, 04/08/2016	$172
31	5.56%, 06/06/2014	32
	Bank of America Automotive Trust
125	3.52%, 06/15/2016 ■	128
	Bear Stearns Commercial Mortgage Securities, Inc.
80	5.20%, 12/11/2038	86
125	5.33%, 01/12/2045	126
	Citibank Omni Master Trust
250	2.34%, 05/16/2016 ■Δ	252
	Citigroup/Deutsche Bank Commercial Mortgage Trust
10	5.89%, 11/15/2044	11
	Countrywide Alternative Loan Trust
127	0.36%, 06/25/2036 Δ	61
	DBUBS Mortgage Trust
3,143	4.89%, 01/01/2021 ■►	186
	Ford Credit Automotive Lease Trust
121	0.74%, 09/15/2013	121
	GE Capital Credit Card Master Note Trust
300	2.34%, 04/15/2015 Δ	303
	Greenwich Capital Commercial Funding Corp.
150	6.07%, 07/10/2038 Δ	165
	Harley-Davidson Motorcycle Trust
55	3.19%, 11/15/2013	55
	Honda Automotive Receivables Owner Trust
150	0.57%, 07/18/2013	150
165	0.67%, 05/21/2013	166
	JP Morgan Chase Commercial Mortgage Securities Corp.
120	5.72%, 02/15/2051	128
50	6.07%, 02/12/2051	53
	Merrill Lynch Mortgage Investors Trust
58	0.44%, 12/25/2036 Δ	36
	Merrill Lynch Mortgage Investors, Inc.
133	0.35%, 03/25/2037 Δ	67
	Merrill Lynch/Countrywide Commercial Mortgage Trust
105	6.10%, 06/12/2046 Δ	119
	Morgan Stanley Capital I
40	5.16%, 10/12/2052 Δ	44
	Morgan Stanley Capital, Inc.
459	0.38%, 08/25/2036 - 11/25/2036 Δ	196
50	5.79%, 06/11/2042 Δ	56
	Navistar Financial Dealer Note Master
175	1.89%, 01/26/2015 ■Δ	175
	Option One Mortgage Loan Trust
75	0.34%, 02/25/2037 Δ	39
	Securitized Asset Backed Receivables LLC Trust
165	0.37%, 05/25/2037 Δ	97

	Total asset & commercial mortgage backed securities
	(cost $3,112)	$3,024

CORPORATE BONDS - 5.0%
		Australia - 0.1%
		FMG Resources Pty Ltd.
	$95	7.00%, 11/01/2015 ■	$95

		Canada - 0.1%
		Videotron Ltee
	30	9.13%, 04/15/2018	33

		Netherlands - 0.2%
		ABN Amro Holdings N.V
EUR	10	4.31%, 03/10/2016	10
		ING Groep N.V
EUR	10	4.18%, 06/08/2015	10
EUR	5	8.00%, 04/08/2013	6
		Volkswagen Financial Services N.V
EUR	100	1.84%, 11/27/2012 Δ	138
			164
		Nigeria - 0.2%
		Daimler International Finance B.V
	200	1.37%, 01/27/2012 Δ	200

		South Korea - 0.5%
		Korea Development Bank
	395	3.88%, 05/04/2017 ☼	395

		United States - 3.9%
		AES Corp.
	90	7.75%, 10/15/2015	97
		Ally Financial, Inc.
	50	6.75%, 12/01/2014	50
		AMC Entertainment, Inc.
	40	8.00%, 03/01/2014	40
		American Express Bank, FSB
	175	0.38%, 05/29/2012 ‡Δ	174
		Antero Resources Finance
	10	7.25%, 08/01/2019 ■	10
		ARAMARK Corp.
	35	8.50%, 02/01/2015	36
		ARAMARK Holdings Corp.
	30	8.63%, 05/01/2016 ■Þ	31
		Ball Corp.
	20	7.13%, 09/01/2016	22
		Biomet, Inc.
	30	10.00%, 10/15/2017	32
		Case Corp.
	95	7.25%, 01/15/2016 ‡	102
		CCO Holdings LLC
	100	7.25%, 10/30/2017	105
		Chesapeake Energy Corp.
	40	2.50%, 05/15/2037 ۞	39
		CIT Group, Inc.
	45	7.00%, 05/01/2017	45
	60	7.00%, 05/04/2015 ■	60
		Community Health Systems, Inc.
	70	8.88%, 07/15/2015	72
		Cricket Communications, Inc.
	25	7.75%, 05/15/2016	26
		CSC Holdings LLC
	35	6.75%, 11/15/2021 ■☼	35

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS - 5.0% - (continued)
	United States - 3.9% - (continued)
	CVS Caremark Corp.
$100	6.30%, 06/01/2037 ‡Δ	$97
	El Paso Corp.
40	7.00%, 06/15/2017	45
	Equinix, Inc.
5	7.00%, 07/15/2021	5
	Ford Motor Co.
25	7.45%, 07/16/2031	30
	Ford Motor Credit Co.
25	7.00%, 10/01/2013	27
	Fresenius U.S. Finance II
25	9.00%, 07/15/2015 ■	28
	Frontier Communications Corp.
55	6.63%, 03/15/2015	57
30	8.25%, 05/01/2014	32
	HCA, Inc.
95	6.38%, 01/15/2015	98
	Host Marriott L.P.
35	6.38%, 03/15/2015	36
	International Lease Finance Corp.
60	5.65%, 06/01/2014	58
	J.M. Huber Corp.
20	9.88%, 11/01/2019 ■☼	20
	Kinder Morgan Finance Co.
35	5.70%, 01/05/2016	36
	Leap Wireless International, Inc.
30	4.50%, 07/15/2014 ۞	26
	Markwest Energy
130	6.25%, 06/15/2022 ☼	133
	Masco Corp.
65	4.80%, 06/15/2015	63
	Mediacom Broadband LLC
50	8.50%, 10/15/2015	51
	MGM Mirage, Inc.
30	10.38%, 05/15/2014	33
30	11.13%, 11/15/2017	34
	Newfield Exploration Co.
15	5.75%, 01/30/2022	16
	Owens-Brockway
35	7.38%, 05/15/2016	38
	Peabody Energy Corp.
75	7.38%, 11/01/2016	82
	Peninsula Gaming LLC
20	8.38%, 08/15/2015	21
	Pioneer Natural Resources Co.
40	5.88%, 07/15/2016	42
	Provident Funding Associates L.P.
40	10.25%, 04/15/2017 ■	40
	Qwest Corp.
50	8.38%, 05/01/2016	57
	Range Resources Corp.
15	6.75%, 08/01/2020	17
	SBA Telecommunications
45	8.00%, 08/15/2016	48
	Seagate Technology Holdings
35	6.80%, 10/01/2016	37
	Service Corp. International
25	7.38%, 10/01/2014	27
	SLM Corp.
60	6.25%, 01/25/2016	60
		SunGard Data Systems, Inc.
	40	10.25%, 08/15/2015	42
	35	10.63%, 05/15/2015	37
		U.S. Bancorp
	280	2.20%, 11/15/2016 ☼	282
		United Rentals North America, Inc.
	25	10.88%, 06/15/2016	28
		Verizon Communications, Inc.
	275	3.50%, 11/01/2021 ☼	278
	100	4.75%, 11/01/2041 ☼	102
		Windstream Corp.
	49	8.63%, 08/01/2016	51
		Yankee Acquisition Corp.
	55	8.50%, 02/15/2015	56
			3,246
		Total corporate bonds
		(cost $4,146)	$4,133

FOREIGN GOVERNMENT OBLIGATIONS - 62.1%
		Australia - 4.0%
		Australian Government
AUD	1,260	4.50%, 04/15/2020	$1,333
AUD	1,850	4.75%, 06/15/2016	2,007
			3,340
		Austria - 6.1%
		Austria (Republic of)
EUR	1,560	3.20%, 02/20/2017	2,268
EUR	200	3.80%, 10/20/2013	292
EUR	1,025	3.90%, 07/15/2020	1,523
EUR	275	4.15%, 03/15/2037 ■	413
EUR	305	6.25%, 07/15/2027	559
			5,055
		Brazil - 1.7%
		Brazil Notas do Tesouro Nacional Serie F
BRL	2,520	10.00%, 01/01/2015	1,414

		Canada - 3.0%
		Canadian Government
CAD	825	2.50%, 09/01/2013	850
CAD	785	4.00%, 06/01/2016 - 06/01/2041	911
CAD	415	5.00%, 06/01/2037	564
		Ontario (Province of)
	125	1.88%, 11/19/2012	127
			2,452
		Denmark - 6.8%
		Denmark (Kingdom of)
DKK	12,050	4.00%, 11/15/2015 - 11/15/2019	2,538
DKK	4,075	4.50%, 11/15/2039	1,024
DKK	7,650	5.00%, 11/15/2013	1,541
DKK	1,775	7.00%, 11/10/2024	492
			5,595
		Finland - 6.2%
		Finnish Government
EUR	1,775	1.75%, 04/15/2016	2,485
EUR	1,110	3.50%, 04/15/2021	1,664
EUR	370	4.00%, 07/04/2025	573
EUR	250	5.38%, 07/04/2013	373
			5,095

The accompanying notes are an integral part of these financial statements.

7

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 62.1% - (continued)
		France - 0.1%
		Caisse D'Amortissement de la Dette Sociale
GBP	75	1.07%, 06/17/2013 Δ	$121

		Germany - 4.1%
		Bundesobligation
EUR	1,075	2.00%, 02/26/2016	1,549
		Bundesrepublik Deutschland
EUR	480	2.50%, 01/04/2021	694
EUR	260	4.75%, 07/04/2040	494
EUR	330	5.63%, 01/04/2028 ‡	628
			3,365
		Netherlands - 6.2%
		Netherlands Government
EUR	1,135	3.25%, 07/15/2021	1,677
EUR	1,300	4.00%, 07/15/2016 - 01/15/2037	2,031
EUR	600	4.25%, 07/15/2013	880
EUR	305	5.50%, 01/15/2028 ‡	563
			5,151
		Norway - 7.0%
		Norwegian Government
NOK	4,825	4.25%, 05/19/2017	951
NOK	7,575	4.50%, 05/22/2019	1,536
NOK	9,600	5.00%, 05/15/2015	1,894
NOK	7,150	6.50%, 05/15/2013	1,371
			5,752
		Peru - 0.0%
		Peru (Republic of)
PEN	18	6.85%, 02/12/2042 §	7
PEN	15	8.20%, 08/12/2026 §	7
			14
		Singapore - 4.5%
		Singapore Government
SGD	700	2.25%, 07/01/2013	576
SGD	525	2.88%, 09/01/2030	451
SGD	1,485	3.25%, 09/01/2020	1,333
SGD	1,055	3.50%, 03/01/2027	966
SGD	400	3.75%, 09/01/2016	364
			3,690
		South Africa - 0.0%
		South Africa (Republic of)
ZAR	50	6.50%, 02/28/2041	5
ZAR	50	10.50%, 12/21/2026	7
			12
		Sweden - 8.3%
		Swedish Government
SEK	16,305	3.00%, 07/12/2016	2,663
SEK	7,125	3.50%, 06/01/2022 - 03/30/2039	1,269
SEK	6,875	4.25%, 03/12/2019	1,227
SEK	9,775	6.75%, 05/05/2014	1,700
			6,859
		United Kingdom - 4.1%
		United Kingdom Government
GBP	950	2.00%, 01/22/2016	1,580
GBP	150	4.00%, 03/07/2022	274
GBP	815	4.25%, 03/07/2036 - 12/07/2055	1,536
			3,390

		Total foreign government obligations
		(cost $50,878)	$51,305

U.S. GOVERNMENT SECURITIES - 7.7%
		United States - 7.7%
		U.S. Treasury Bonds
	$260	4.75%, 02/15/2041 □	$338
	305	6.75%, 08/15/2026 □	455
	600	8.13%, 08/15/2021	920
			1,713
		U.S. Treasury Notes
	2,275	1.38%, 05/15/2013	2,315
	825	3.25%, 05/31/2016	913
	575	3.88%, 05/15/2018 ╦	662
	675	4.75%, 05/15/2014	750
			4,640
		Total U.S. government securities
		(cost $6,291)	$6,353

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
		United States - 0.0%
		AUD Put/USD Call Binary
	18	Expiration: 06/14/2012 и	$3
		GBP Put/USD Call Binary
	6	Expiration: 01/13/2012 Ҹ	1
			4
		Total put options purchased
		(cost $6)	$4

Shares or Principal Amount ╬			Market Value ╪
PREFERRED STOCKS - 0.0%
		United States - 0.0%
	2	GMAC Capital Trust I ۞	$42

		Total preferred stocks
		(cost $52)	$42

		Total long-term investments
		(cost $64,485)	$64,861

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 14.1%
	Repurchase Agreements - 4.7%
	Bank of America Merrill Lynch TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $234, collateralized by FHLMC 4.50%, 2040, FNMA 5.00, 2041, value of $239)
$234	0.11%, 10/31/2011		$234

Barclays Capital TriParty Joint Repurchase
Agreement (maturing on 11/01/2011 in the
amount of $2,238, collateralized by FNMA
5.50%, 2041, GNMA 4.00%, 2040, U.S.
Treasury Bond 8.13%, 2021, U.S. Treasury
Note 2.50% - 3.63%, 2015 - 2020, value of
$2,282)

2,238	0.11%, 10/31/2011		2,238
	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $316, collateralized by GNMA 4.00% - 5.00%, 2040, value of $323)
316	0.11%, 10/31/2011		316
	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $–, collateralized by U.S. Treasury Note 1.88%, 2014, value of $–)
–	0.11%, 10/31/2011		–
	UBS Securities, Inc. TriParty Joint Repurchase Agreement (maturing on 11/01/2011 in the amount of $1,090, collateralized by GNMA 3.50% - 4.50%, 2041, value of $1,111)
1,090	0.11%, 10/31/2011		1,090
			3,878
	U.S. Treasury Bills - 9.4%
3,375	0.02%, 02/02/2012 - 02/23/2012 ○		3,375
1,125	0.03%, 3/15/2012 ○		1,125
1,100	0.04%, 3/29/2012 ○		1,100
1,125	0.05%, 4/12/2012 ○		1,125
1,100	0.06%, 4/26/2012 ○		1,099
			7,824
	Total short-term investments
	(cost $11,702)		$11,702

	Total investments
	(cost $76,187) ▲	92.6%	$76,563
	Other assets and liabilities	7.4%	6,074
	Total net assets	100.0%	$82,637

The accompanying notes are an integral part of these financial statements.

9

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long-term investments in foreign securities represents 63.2% of total net assets at October 31, 2011.

▲	At October 31, 2011, the cost of securities for federal income tax purposes was $76,285 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$648
Unrealized Depreciation	(370)
Net Unrealized Appreciation	$278

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2011.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2011, the aggregate value of these securities was $1,473, which represents 1.8% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933.  The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid.  At October 31, 2011, the aggregate value of these securities was $14, which rounds to zero percent of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2011.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2011 was $1,229.

и
This security has limitations.  If the Australian Dollar to U.S. Dollar exchange rate is less than or equal to 0.85 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Ҹ
This security has limitations.  If the British Pound to U.S. Dollar exchange rate is less than or equal to 1.45 on expiration date, the counterparty will be required to pay the Fund the equivalent of par on the number of contracts traded.

Þ	This security may pay interest in additional bonds instead of cash.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD ─ Australian Dollar
BRL ─ Brazilian Real
CAD ─ Canadian Dollar
DKK ─ Denmark Krone
EUR ─ EURO
GBP ─ British Pound
NOK ─ Norwegian Krone
PEN ─ Peruvian New Sol
SEK ─ Swedish Krona
SGD ─ Singapore Dollar
ZAR ─ South African Rand

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

The accompanying notes are an integral part of these financial statements.

10

□	This security, or a portion of this security, is pledged as initial margin deposit for open futures contracts held at October 31, 2011 as listed in the table below:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
5 Year U.S. Treasury Note	46	Short	12/30/2011	$5,640	$5,611	$(29)
10 Year U.S. Treasury Note	33	Short	12/20/2011	4,259	4,241	(18)
Australia 10 Year Bond	10	Long	12/15/2011	1,176	1,176	–
Australia 3 Year Bond	11	Long	12/15/2011	1,228	1,228	–
Canada 10 Year Bond	14	Long	12/19/2011	1,844	1,841	3
EURO BUXL 30 Year Bond	1	Long	12/08/2011	167	167	–
EURO-BOBL	23	Long	12/08/2011	3,893	3,874	19
EURO-BUND	24	Long	12/08/2011	4,499	4,473	26
Euro-Schatz	8	Long	12/08/2011	1,214	1,212	2
Long Gilt Future	13	Long	12/28/2011	2,683	2,673	10
U.S. Treasury Bond	1	Short	12/20/2011	139	136	(3)
						$10

*	The number of contracts does not omit 000's.

Foreign Currency Contracts Outstanding at October 31, 2011

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Argentine Peso	Banc of America Securities	Buy	$6	$6	11/02/2011	$–
Argentine Peso	Banc of America Securities	Sell	6	6	11/02/2011	–
Australian Dollar	Barclay Investments	Buy	53	53	11/30/2011	–
Australian Dollar	CS First Boston	Buy	117	118	11/30/2011	(1)
Australian Dollar	CS First Boston	Sell	152	150	11/30/2011	(2)
Australian Dollar	CS First Boston	Sell	74	74	11/30/2011	–
Australian Dollar	Deutsche Bank Securities	Buy	114	115	11/30/2011	(1)
Australian Dollar	JP Morgan Securities	Buy	42	42	11/30/2011	–
Australian Dollar	JP Morgan Securities	Sell	152	153	11/30/2011	1
Australian Dollar	Morgan Stanley	Sell	74	75	11/30/2011	1
Australian Dollar	Westpac International	Buy	3,044	3,086	11/30/2011	(42)
Australian Dollar	Westpac International	Buy	2,158	2,142	11/30/2011	16
Australian Dollar	Westpac International	Sell	5,800	5,880	11/30/2011	80
Brazilian Real	HSBC Securities	Buy	74	73	12/02/2011	1
Brazilian Real	HSBC Securities	Sell	1,456	1,371	12/02/2011	(85)
Brazilian Real	Morgan Stanley	Sell	144	141	12/02/2011	(3)
Brazilian Real	UBS AG	Buy	73	72	12/02/2011	1
Brazilian Real	UBS AG	Sell	3	3	12/02/2011	–
British Pound	Barclay Investments	Buy	1,829	1,821	11/30/2011	8
British Pound	Barclay Investments	Sell	5,294	5,256	11/30/2011	(38)
Canadian Dollar	CS First Boston	Buy	75	75	11/30/2011	–
Canadian Dollar	CS First Boston	Buy	698	692	11/30/2011	6
Canadian Dollar	Deutsche Bank Securities	Sell	77	77	11/30/2011	–
Canadian Dollar	JP Morgan Securities	Buy	1,937	1,903	11/30/2011	34
Canadian Dollar	JP Morgan Securities	Sell	121	121	11/30/2011	–
Canadian Dollar	RBC Dominion Securities	Buy	1,920	1,928	11/30/2011	(8)
Canadian Dollar	RBC Dominion Securities	Sell	4,892	4,831	11/30/2011	(61)
Canadian Dollar	RBC Dominion Securities	Buy	1,243	1,227	11/30/2011	16
Chinese Renminbi	JP Morgan Securities	Buy	104	105	09/07/2012	(1)
Chinese Renminbi	JP Morgan Securities	Sell	128	126	09/07/2012	(2)
Chinese Renminbi	JP Morgan Securities	Buy	24	24	09/07/2012	–
Chinese Renminbi	Standard Chartered Bank	Buy	1,199	1,205	09/10/2012	(6)
Chinese Renminbi	Standard Chartered Bank	Sell	1,304	1,292	09/10/2012	(12)
Chinese Renminbi	Standard Chartered Bank	Buy	106	105	09/10/2012	1
Czech Koruna	JP Morgan Securities	Sell	89	89	11/30/2011	–
Danish Krone	CS First Boston	Sell	675	678	11/30/2011	3
Danish Krone	JP Morgan Securities	Buy	61	62	11/30/2011	(1)
Danish Krone	Morgan Stanley	Sell	5,140	5,168	11/30/2011	28
Euro	Barclay Investments	Buy	4,206	4,292	11/30/2011	(86)

The accompanying notes are an integral part of these financial statements.

11

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2011 - (continued)

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	Barclay Investments	Sell	$20,720	$21,169	11/30/2011	$449
Euro	Citibank	Buy	76	77	11/30/2011	(1)
Euro	Citibank	Sell	231	234	11/30/2011	3
Euro	CS First Boston	Buy	76	77	11/30/2011	(1)
Euro	CS First Boston	Sell	599	604	11/30/2011	5
Euro	Deutsche Bank Securities	Sell	25	25	11/21/2011	–
Euro	Deutsche Bank Securities	Sell	8	8	11/01/2011	–
Euro	Goldman Sachs	Sell	35	36	11/01/2011	1
Euro	Westpac International	Buy	1,941	1,955	11/30/2011	(14)
Indonesian Rupiah	JP Morgan Securities	Sell	71	71	11/30/2011	–
Japanese Yen	Barclay Investments	Sell	43	44	11/30/2011	1
Japanese Yen	CS First Boston	Sell	43	44	11/30/2011	1
Japanese Yen	Goldman Sachs	Sell	43	44	11/30/2011	1
Japanese Yen	HSBC Securities	Sell	43	44	11/30/2011	1
Japanese Yen	JP Morgan Securities	Buy	94	94	11/30/2011	–
Malaysian Ringgit	Banc of America Securities	Buy	1,348	1,320	11/30/2011	28
Mexican New Peso	Citibank	Buy	1,226	1,217	11/30/2011	9
Mexican New Peso	Citibank	Buy	76	77	11/30/2011	(1)
Mexican New Peso	Citibank	Sell	47	47	11/30/2011	–
Mexican New Peso	CS First Boston	Buy	1,835	1,863	11/30/2011	(28)
Mexican New Peso	RBC Dominion Securities	Buy	76	77	11/30/2011	(1)
New Ruble	Banc of America Securities	Buy	13	13	07/09/2012	–
New Ruble	Banc of America Securities	Sell	13	14	07/09/2012	1
New Zealand Dollar	Citibank	Buy	73	73	11/30/2011	–
New Zealand Dollar	CS First Boston	Sell	73	72	11/30/2011	(1)
New Zealand Dollar	JP Morgan Securities	Buy	1,458	1,442	11/30/2011	16
New Zealand Dollar	UBS AG	Sell	73	72	11/30/2011	(1)
Norwegian Krone	CS First Boston	Sell	91	89	12/21/2011	(2)
Norwegian Krone	CS First Boston	Sell	420	423	11/30/2011	3
Norwegian Krone	JP Morgan Securities	Buy	70	71	11/30/2011	(1)
Norwegian Krone	JP Morgan Securities	Sell	488	486	01/19/2012	(2)
Norwegian Krone	UBS AG	Buy	3,786	3,808	11/30/2011	(22)
Norwegian Krone	UBS AG	Sell	4,924	4,953	11/30/2011	29
Polish Zloty	CS First Boston	Buy	74	77	11/30/2011	(3)
Polish Zloty	Goldman Sachs	Sell	19	19	11/30/2011	–
Polish Zloty	JP Morgan Securities	Sell	55	56	11/30/2011	1
Republic of Korea Won	JP Morgan Securities	Buy	1,362	1,325	11/30/2011	37
Republic of Korea Won	JP Morgan Securities	Sell	288	280	11/30/2011	(8)
Singapore Dollar	Barclay Investments	Buy	1,001	1,011	11/30/2011	(10)
Singapore Dollar	Barclay Investments	Sell	582	579	11/30/2011	(3)
Singapore Dollar	Barclay Investments	Sell	953	963	11/01/2011	10
Singapore Dollar	JP Morgan Securities	Buy	1,343	1,327	11/30/2011	16
Singapore Dollar	JP Morgan Securities	Sell	4,138	4,090	11/30/2011	(48)
Swedish Krona	CS First Boston	Sell	322	320	11/30/2011	(2)
Swedish Krona	JP Morgan Securities	Buy	1,308	1,331	11/30/2011	(23)
Swedish Krona	JP Morgan Securities	Sell	789	777	01/19/2012	(12)
Swedish Krona	JP Morgan Securities	Sell	2,031	2,067	11/30/2011	36
Swedish Krona	Morgan Stanley	Buy	1,245	1,262	11/30/2011	(17)
Swedish Krona	Morgan Stanley	Sell	2,031	2,060	11/30/2011	29
Swedish Krona	UBS AG	Buy	1,245	1,259	11/30/2011	(14)
Swedish Krona	UBS AG	Sell	2,031	2,053	11/30/2011	22
Swiss Franc	CS First Boston	Sell	74	74	11/30/2011	–
Turkish New Lira	Goldman Sachs	Sell	6	6	12/21/2011	–
Turkish New Lira	HSBC Securities	Sell	65	64	11/30/2011	(1)
Turkish New Lira	UBS AG	Buy	7	7	12/21/2011	–
						$330

The accompanying notes are an integral part of these financial statements.

12

Credit Default Swap Contracts Outstanding at October 31, 2011

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CDX PrimeX MBS Index	Barclay Investment, Inc.	$48	Sell	4.58%	12/25/37	$(5)	$(6)	$(1)
CDX PrimeX MBS Index	Citibank	461	Sell	4.58%	12/25/37	(83)	(63)	20
CDX PrimeX MBS Index	Morgan Stanley	26	Sell	4.58%	12/25/37	(4)	(4)	–
CDX PrimeX MBS Index	Morgan Stanley	33	Sell	4.58%	12/25/37	(3)	(4)	(1)
CMBX Commericial Mortgage Backed Security Index	Credit Suisse	40	Buy	0.50%	02/17/51	8	10	2
CMBX Commericial Mortgage Backed Security Index	Deutsche Bank	25	Sell	1.09%	03/15/49	(9)	(7)	2
CMBX Commericial Mortgage Backed Security Index	Deutsche Bank	120	Sell	1.47%	12/13/49	(55)	(47)	8
CMBX Commericial Mortgage Backed Security Index	Goldman Sachs	20	Buy	0.25%	10/12/52	8	7	(1)
CMBX Commericial Mortgage Backed Security Index	Goldman Sachs	265	Buy	0.50%	12/13/49	63	57	(6)
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	50	Buy	0.25%	10/12/52	20	17	(3)
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	75	Buy	0.50%	12/13/49	21	16	(5)
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	41	Buy	0.50%	12/13/49	6	9	3
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	40	Buy	0.62%	12/13/49	29	29	–
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	85	Sell	1.09%	03/15/49	(29)	(23)	6
CMBX Commericial Mortgage Backed Security Index	JP Morgan Securities	40	Sell	1.09%	03/15/49	(10)	(11)	(1)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	60	Buy	0.27%	12/13/49	41	38	(3)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	60	Buy	0.27%	12/13/49	38	38	–
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	130	Sell	0.35%	02/15/51	(17)	(13)	4
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	160	Sell	0.35%	02/15/51	(13)	(16)	(3)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	39	Buy	0.50%	12/13/49	5	8	3
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	100	Buy	0.50%	02/17/51	34	26	(8)

The accompanying notes are an integral part of these financial statements.

13

The Hartford World Bond Fund
Schedule of Investments – (continued)
October 31, 2011
(000’s Omitted)

Credit Default Swap Contracts Outstanding at October 31, 2011 - (continued)

Reference Entity	Counterparty	Notional Amount (a)	Buy/Sell Protection	(Pay)/Receive Fixed Rate / Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	$80	Buy	0.50%	02/17/51	$15	$20	$5
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	85	Buy	0.62%	12/13/49	65	62	(3)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	20	Buy	0.62%	12/13/49	14	14	–
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	15	Sell	1.47%	12/13/49	(7)	(6)	1
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	100	Sell	1.65%	02/15/51	(68)	(63)	5
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	20	Sell	1.65%	02/17/51	(12)	(13)	(1)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	80	Sell	3.50%	02/15/51	(42)	(56)	(14)
CMBX Commericial Mortgage Backed Security Index	Morgan Stanley	65	Sell	3.50%	02/17/51	(46)	(45)	1
Gap, Inc.	Barclay Investment, Inc.	25	Buy	1.00% / 2.39%	09/20/16	2	2	–
ITRAXX Europe Crossover	Morgan Stanley	360	Buy	5.00%	12/20/16	30	22	(8)
Levi Strauss & Co.	Credit Suisse	30	Buy	5.00% / 6.29%	09/20/16	1	2	1
Neiman Marcus Group, Inc.	JP Morgan Securities	25	Sell	5.00% / 5.53%	09/20/16	1	(1)	(2)
Peru (Republic of)	Barclay Investment, Inc.	15	Buy	1.00% / 1.33%	06/20/16	–	–	–
Peru (Republic of)	Goldman Sachs	10	Buy	1.00% / 1.33%	06/20/16	–	–	–
						$(2)	$(1)	$1

(a)
The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on October 31, 2011. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

The accompanying notes are an integral part of these financial statements.

14

Interest Rate Swap Contracts Outstanding at October 31, 2011

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Bank of America	3.62% Fixed	KRW CD KSDA	$171	10/21/21	$–	$1	$1
Barclay Investment, Inc.	Fixed 4.13%	3 Month CD KSDA	15	06/01/21	–	(1)	(1)
Deutsche Bank	3.56% Fixed	KRW CD KSDA	299	10/07/21	–	3	3
JP Morgan Securities	MXN TIIE BANXICO	8.50% Fixed	1,247	09/23/21	–	36	36
					$–	$39	$39

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford World Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2011
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,024	$97	$2,866	$61
Corporate Bonds	4,133	–	4,098	35
Foreign Government Obligations	51,305	–	51,305	–
Preferred Stocks	42	42	–	–
Put Options Purchased	4	–	4	–
U.S. Government Securities	6,353	–	6,353	–
Short-Term Investments	11,702	–	11,702	–
Total	$76,563	$139	$76,328	$96
Credit Default Swaps *	61	–	1	60
Foreign Currency Contracts *	895	–	895	–
Futures *	60	60	–	–
Interest Rate Swaps *	40	–	40	–
Total	$1,056	$60	$936	$60
Liabilities:
Credit Default Swaps *	60	–	10	50
Foreign Currency Contracts *	565	–	565	–
Futures *	50	50	–	–
Interest Rate Swaps *	1	–	1	–
Total	$676	$50	$576	$50

♦	For the period May 31, 2011, (commencement of operations) through October 31, 2011, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of May 31, 2011	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2011
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$2		$(12	)*	$1	$76	$(6)	$—	$—	$61
Corporate Bonds	—	—		—	†	—	35	—	—	—	35
Total	$—	$2		$(12)		$1	$111	$(6)	$—	$—	$96
Swaps‡	$—	$—	§	$60	**	$—	$—	$—	$—	$—	$60
Total	$—	$—		$60		$—	$—	$—	$—	$—	$60

Liabilities:
Swaps‡	$—	$—	§	$(50	)**	$—	$—	$—	$—	$—	$(50)
Total	$—	$—		$(50)		$—	$—	$—	$—	$—	$(50)

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $(12).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was zero.
‡	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/ depreciation on the investment.
§	The realized gain (loss) earned for swaps during the period May 31, 2011, (commencement of operations) through October 31, 2011 was $16.
**	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2011 was $10.

The accompanying notes are an integral part of these financial statements.

16

The Hartford World Bond Fund
Statement of Assets and Liabilities
October 31, 2011
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $76,187)	$76,563
Cash	1
Unrealized appreciation on foreign currency contracts	895
Unrealized appreciation on swap contracts	101
Receivables:
Investment securities sold	2,258
Fund shares sold	4,912
Dividends and interest	1,029
Variation margin	170
Swap premiums paid	401
Other assets	110
Total assets	86,440
Liabilities:
Unrealized depreciation on foreign currency contracts	565
Unrealized depreciation on swap contracts	61
Payables:
Investment securities purchased	2,570
Fund shares redeemed	81
Investment management fees	11
Dividends	2
Administrative fees	—
Distribution fees	3
Variation margin	91
Accrued expenses	9
Swap premiums received	403
Other liabilities	7
Total liabilities	3,803
Net assets	$82,637
Summary of Net Assets:
Capital stock and paid-in-capital	$81,762
Accumulated distribution in excess of net investment income	(209)
Accumulated net realized gain on investments and foreign currency transactions	348
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	736
Net assets	$82,637

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.32/$10.81
Shares outstanding	3,232
Net assets	$33,346
Class C: Net asset value per share	$10.31
Shares outstanding	890
Net assets	$9,175
Class I: Net asset value per share	$10.32
Shares outstanding	2,379
Net assets	$24,552
Class R3: Net asset value per share	$10.32
Shares outstanding	201
Net assets	$2,071
Class R4: Net asset value per share	$10.32
Shares outstanding	201
Net assets	$2,073
Class R5: Net asset value per share	$10.32
Shares outstanding	201
Net assets	$2,076
Class Y: Net asset value per share	$10.32
Shares outstanding	906
Net assets	$9,344

The accompanying notes are an integral part of these financial statements.

17

The Hartford World Bond Fund
Statement of Operations
For the Period May 31, 2011, (commencement of operations) through October 31, 2011
(000’s Omitted)

Investment Income:
Dividends	$2
Interest	426
Less: Foreign tax withheld	(4)
Total investment income	424

Expenses:
Investment management fees	105
Administrative services fees	4
Transfer agent fees	4
Distribution fees
Class A	13
Class C	17
Class R3	4
Class R4	2
Custodian fees	4
Accounting services fees	3
Registration and filing fees	26
Board of Directors' fees	1
Audit fees	5
Other expenses	6
Total expenses (before waivers)	194
Expense waivers	(64)
Total waivers	(64)
Total expenses, net	130
Net Investment Income	294
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	96
Net realized gain on futures	231
Net realized gain on written options	1
Net realized gain on swap contracts	50
Net realized loss on foreign currency contracts	(251)
Net realized loss on other foreign currency transactions	(100)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	27
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	376
Net unrealized appreciation of futures	10
Net unrealized appreciation of swap contracts	40
Net unrealized appreciation of foreign currency contracts	330
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(20)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	736
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	763
Net Increase in Net Assets Resulting from Operations	$1,057

The accompanying notes are an integral part of these financial statements.

18

The Hartford World Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period May 31, 2011* through October 31, 2011
Operations:
Net investment income	$294
Net realized gain on investments, other financial instruments and foreign currency transactions	27
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	736
Net Increase In Net Assets Resulting From Operations	1,057
Distributions to Shareholders:
From net investment income
Class A	(63)
Class C	(10)
Class I	(27)
Class R3	(8)
Class R4	(10)
Class R5	(12)
Class Y	(58)
Total distributions	(188)
Capital Share Transactions:
Class A	33,101
Class C	9,123
Class I	24,457
Class R3	2,007
Class R4	2,010
Class R5	2,012
Class Y	9,058
Net increase from capital share transactions	81,768
Net Increase In Net Assets	82,637
Net Assets:
Beginning of period	—
End of period	$82,637
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(209)

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

19

The Hartford World Bond Fund
Notes to Financial Statements
October 31, 2011
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of fifty-one portfolios. Financial statements for The Hartford World Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)
Determination of Net Asset Value – The per share net asset value ("NAV") of each class of the Fund's shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)
Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio securities and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its

20

shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Fixed income securities (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, the Fund may use fair valuation in regard to fixed income securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. If such instruments do not trade on an exchange, values may be supplied by an independent pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange traded instruments and which are valued using third party pricing services; foreign equities, that are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment

21

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term securities, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Valuation levels are not necessarily indicative of the risk associated with investing in such securities. Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Security Transactions and Investment Income – Security transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statement of Operations.

d)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

22

close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2011.

b)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2011.

c)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

23

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2011.

d)
Mortgage Related and Other Asset Backed Securities – The Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund, as shown on the Schedule of Investments, had mortgage related and other asset backed securities as of October 31, 2011.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund's securities and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2011.

b)
Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the securities markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract,

24

the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, this risk is reduced through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2011.

c)
Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option security or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements. The Fund, as shown on the Schedule of Investments, had outstanding purchased options contracts as of October 31, 2011. Transactions involving written options contracts during the year ended October 31, 2011, are summarized below:

Put Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	56,000	1
Expired	—	—
Closed	(56,000)	(1)
Exercised	—	—
End of period	—	$—

*	The number of contracts does not omit 000's.

d)
Swap Agreements – The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund enters into credit default, total return, cross-currency, interest rate, inflation and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and

25

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

inflation risk. Swap agreements are also used to gain exposure to certain markets. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and some net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Net periodic payments and some upfront payments received or paid by the Fund with regard to interest rate swaps are recorded as increases or decreases to income on the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. The Fund will generally not buy protection on issuers that are not currently held by the Fund.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of

26

the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2011.

Interest Rate Swap Agreements – The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g., London Interbank Offered Rate (“LIBOR”)) or index (e.g., U.S. Consumer Price Index), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap agreement is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayments rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2011.

e)	Additional Derivative Instrument Information:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$4	$—	$—	$—	$—	$4
Unrealized appreciation on foreign currency contracts	—	895	—	—	—	—	895
Unrealized appreciation on swap contracts	40	—	61	—	—	—	101
Variation margin receivable *	170	—	—	—	—	—	170
Total	$210	$899	$61	$—	$—	$—	$1,170

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$565	$—	$—	$—	$—	$565
Unrealized depreciation on swap contracts	1	—	60	—	—	—	61
Variation margin payable *	91	—	—	—	—	—	91
Total	$90	$565	$60	$—	$—	$—	$717

*
Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation (depreciation) of $10 as reported in the Schedule of Investments

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period May 31, 2011, (commencement of operations) through October 31, 2011

27

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

The Effect of Derivative Instruments on the Statement of Operations for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain on investments in purchased options	$—	$2	$—	$—	$—	$—	$2
Net realized gain on futures	231	—	—	—	—	—	231
Net realized gain on written options	—	1	—	—	—	—	1
Net realized gain on swap contracts	—	—	50	—	—	—	50
Net realized loss on foreign currency contracts	—	(251)	—	—	—	—	(251)
Total	$231	$(248)	$50	$—	$—	$—	$33

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized depreciation of investments in purchased options	$—	$(2)	$—	$—	$—	$—	$(2)
Net change in unrealized appreciation of futures	10	—	—	—	—	—	10
Net change in unrealized appreciation of swap contracts	39	—	1	—	—	—	40
Net change in unrealized appreciation of foreign currency contracts	—	330	—	—	—	—	330
Total	$49	$328	$1	$—	$—	$—	$378

5.	Principal Risks:

a)
Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)
Market Risks – The Fund’s investments in derivatives and other financial instruments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of

28

currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2011. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

For the Year Ended October 31, 2011 *
Ordinary Income	$186

*	The Fund commenced operations on May 31, 2011

As of October 31, 2011, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,141
Undistributed Long-Term Capital Gain	93
Unrealized Depreciation *	(357)
Total Accumulated Earnings	$877

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

29

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from accumulated undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(315)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	321
Capital Stock and Paid-In-Capital	(6)

e)
Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2011.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions expected to be taken on the tax return for the fiscal year ended October 31, 2011. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

30

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2011; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7000%
On next $250 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5750%
Over $10 billion	0.5725%

HIFSCO contractually agreed to waive investment management fees of 0.10% of average daily net assets until February 28, 2014.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Company, on behalf of the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2011, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period May 31, 2011, (commencement of operations) through October 31, 2011, HIFSCO received front-end load sales charges of $95 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, C, R3 and R4 shares and for providing services for shareholders. During its May 3, 2011 meeting, the Board of Directors approved an amendment to the Fund’s Class A Plan to, effective August 1, 2011, lower the amount of Rule 12b-1 distribution fees that may be charged in respect of Class A shares of the Fund from an annual rate of 0.35% of the Fund’s average daily net assets attributable to Class A shares to 0.25%. The Board of Directors has authorized Rule 12b-1 payments of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. As a result, the amendment to the Class A Plan did not affect the fees charged under the plan. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Class R3 and R4 shares, some or the entire fee may be

31

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period May 31, 2011, (commencement of operations) through October 31, 2011, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9.  These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 31, 2011, (commencement of operations) through October 31, 2011, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund during the period May 31, 2011, (commencement of operations) through October 31, 2011, rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO was compensated on a per account basis, which varies by share class, for providing such services. The amount to HASCO and any contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2011, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	603
Class C	200
Class I	201
Class R3	201
Class R4	201
Class R5	201
Class Y	906

9.	Investment Transactions:

For the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$75,333
Sales Proceeds Excluding U.S. Government Obligations	17,253
Cost of Purchases for U.S. Government Obligations	6,454
Sales Proceeds for U.S. Government Obligations	145

32

10.	Capital Share Transactions:

The following information is for the period May 31, 2011, (commencement of operations) through October 31, 2011:

	For the Period Ended October 31, 2011
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	3,329	6	(103)	—	3,232
Amount	$34,105	$60	$(1,064)	$—	$33,101
Class C
Shares	922	1	(33)	—	890
Amount	$9,452	$10	$(339)	$—	$9,123
Class I
Shares	2,388	3	(12)	—	2,379
Amount	$24,555	$26	$(124)	$—	$24,457
Class R3
Shares	200	1	—	—	201
Amount	$2,000	$7	$—	$—	$2,007
Class R4
Shares	200	1	—	—	201
Amount	$2,000	$10	$—	$—	$2,010
Class R5
Shares	200	1	—	—	201
Amount	$2,000	$12	$—	$—	$2,012
Class Y
Shares	900	6	—	—	906
Amount	$9,000	$58	$—	$—	$9,058
Total
Shares	8,139	19	(148)	—	8,010
Amount	$83,112	$183	$(1,527)	$—	$81,768

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the period May 31, 2011, (commencement of operations) through October 31, 2011, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO on behalf of six funds: The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund and The Hartford Money Market Fund. The lawsuit, which was

33

The Hartford World Bond Fund
Notes to Financial Statements – (continued)
October 31, 2011
(000’s Omitted)

filed in the United States District Court for the District of New Jersey, seeks recovery under Section 36(b) of the 1940 Act for the alleged overpayment of investment management and 12b-1 distribution fees to HIFSCO. The plaintiffs seek recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid, together with lost earnings. On November 14, 2011, the plaintiffs filed an amended complaint, which dropped The Hartford Money Market Fund and added The Hartford Capital Appreciation Fund as a plaintiff. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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35

The Hartford World Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

From May 31, 2011 (commencement of operations), through October 31, 2011 (D)
A(E)	$10.00	$0.09	$–	$0.28	$0.37	$(0.05)	$–	$–	$(0.05)	$0.32	$10.32
C(E)	10.00	0.05	–	0.28	0.33	(0.02)	–	–	(0.02)	0.31	10.31
I(E)	10.00	0.09	–	0.29	0.38	(0.06)	–	–	(0.06)	0.32	10.32
R3(E)	10.00	0.07	–	0.29	0.36	(0.04)	–	–	(0.04)	0.32	10.32
R4(E)	10.00	0.09	–	0.28	0.37	(0.05)	–	–	(0.05)	0.32	10.32
R5(E)	10.00	0.10	–	0.28	0.38	(0.06)	–	–	(0.06)	0.32	10.32
Y(E)	10.00	0.10	–	0.28	0.38	(0.06)	–	–	(0.06)	0.32	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge.  Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Per share amounts have been calculated using average shares outstanding method.
(E)	Commenced operations on May 31, 2011.
(F)	Not annualized.
(G)	Annualized.

36

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate(C)

3.74	%(F)	$33,346	1.27	%(G)	0.85	%(G)	0.85	%(G)	1.93	%(G)	50%
3.33	(F)	9,175	2.03	(G)	1.61	(G)	1.61	(G)	1.18	(G)	–
3.84	(F)	24,552	1.01	(G)	0.59	(G)	0.59	(G)	2.10	(G)	–
3.58	(F)	2,071	1.72	(G)	1.25	(G)	1.25	(G)	1.64	(G)	–
3.70	(F)	2,073	1.42	(G)	0.95	(G)	0.95	(G)	1.94	(G)	–
3.83	(F)	2,076	1.12	(G)	0.65	(G)	0.65	(G)	2.24	(G)	–
3.85	(F)	9,344	1.02	(G)	0.60	(G)	0.60	(G)	2.29	(G)	–

37

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford World Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2011, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford World Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the period May 31, 2011 (commencement of operations) to October 31, 2011, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN December 16, 2011

38

The Hartford World Bond Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of October 31, 2011, collectively consist of 91 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffe currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. Mr. Johnston served as a Director of MultiPlan, Inc. from July 2006 through August 2010. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

39

The Hartford World Bond Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010
Mr. Levenson currently serves as President of The Hartford’s Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and Chief Executive Officer from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and Chief Executive Officer of Hartford Life Insurance Company (“HLIC”) and Hartford Life, Inc. (“HL Inc.”).

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of HLIC. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Davey joined The Hartford in 2002.

Michael R. Dressen (1963) AML Compliance Officer since 2011
Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of Hartford Administrative Services Company (“HASCO”) and as Assistant Secretary and Compliance Officer of HIFSCO. Mr Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President, Controller and Treasurer since 2002 (MF) and 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of HLIC. She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Vice President of HLIC and Chief Legal Officer of Mutual Funds and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

40

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Vice President and Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Elizabeth L. Schroeder (1966) Vice President since 2010
Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HASCO, HIFSCO and HL Advisors.

Martin Swanson (1962) Vice President since 2010
Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Vice President/Marketing for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Senior Vice President of HLIC. Ms. Wolak joined HLIC as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2011 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

41

The Hartford World Bond Fund
Federal Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, there is no further federal tax information required for this Fund.

42

The Hartford World Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) and (2) ongoing costs, including investment management fees, distribution fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 31, 2011, (commencement of operations) through October 31, 2011.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Beginning Account Value May 31, 2011	Ending Account Value October 31, 2011	Expenses paid during the period May 31, 2011 through October 31, 2011	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A*	$1,000.00	$1,037.40	$3.67	$1,000.00	$1,017.36	$3.63	0.85%	153	365
Class C*	$1,000.00	$1,033.30	$6.92	$1,000.00	$1,014.15	$6.86	1.61	153	365
Class I*	$1,000.00	$1,038.40	$2.62	$1,000.00	$1,018.39	$2.60	0.59	153	365
Class R3*	$1,000.00	$1,035.80	$5.33	$1,000.00	$1,015.72	$5.28	1.25	153	365
Class R4*	$1,000.00	$1,037.00	$4.06	$1,000.00	$1,016.98	$4.02	0.95	153	365
Class R5*	$1,000.00	$1,038.30	$2.78	$1,000.00	$1,018.23	$2.75	0.65	153	365
Class Y*	$1,000.00	$1,038.50	$2.56	$1,000.00	$1,018.44	$2.54	0.60	153	365

* Commenced operations on May 31, 2011.

43

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on March 1, 2011, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc., including each of the Independent Directors, unanimously voted to approve an investment management agreement for The Hartford World Bond Fund (the “Fund”) with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, the “Advisers”) (collectively, the “Agreements”).

Prior to approving the Agreements, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent, And Quality Of Services to be Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board also considered HIFSCO’s and Wellington Management’s reputation and overall financial strength, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO would be responsible for the management of the Fund, including overseeing fund operations and service providers. The Board also noted that HIFSCO would provide administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Mutual Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Funds’ 69 portfolio managers. The Board recognized that HIFSCO has demonstrated a record of making changes to the management and/or strategies of the Funds when warranted. The Board considered that HIFSCO would oversee Wellington Management’s investment approach and results and considered HIFSCO’s process for monitoring best execution of portfolio trades by Wellington Management and approach to risk management with respect to the Fund and the service providers to the Fund. The Board also considered that HIFSCO would oversee compliance with the Fund’s objective and policies as well as with applicable laws and regulations. In addition, the Board considered that HIFSCO or its affiliates would be responsible for providing the Fund’s officers.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

44

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including, for purposes of considering the investment skill and experience of Wellington Management’s global fixed income team, the composite performance of comparable institutional strategies managed by Wellington Management. HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that it was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services to be provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the management fees to be paid by the Fund to HIFSCO and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HIFSCO to Wellington Management, to the extent applicable. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds derived from information provided by Lipper Inc., an independent provider of investment company data (“Lipper”), in conjunction with input from an independent financial services consulting firm engaged by the Board. The Board considered that HIFSCO had contractually agreed to: (i) waive 0.10% of the Fund’s management fee until February 28, 2014; and (ii) limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60%, respectively, through February 28, 2014. The Board also considered that HIFSCO expected to enter into an agreement with Wellington Management pursuant to which a portion of the proposed sub-advisory fees would be subject to certain temporary waivers as well as a temporary cap. The Board noted that HIFSCO, not the Fund, would pay the sub-advisory fees to Wellington Management.

In considering the reasonableness of the Fund’s management and sub-advisory fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were in line with the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were below the Lipper peer group average and median.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

45

The Hartford World Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s future investors. The Board reviewed the breakpoints in the proposed management fee schedule for the Fund, which would reduce fees as Fund assets grow over time. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board recognized that a fund with assets beyond the last breakpoint level would continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if Fund assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board also considered that HIFSCO has been active in managing expenses for the Hartford Mutual Funds.

The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s future investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, would receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, would receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO would receive 12b-1 fees from the Fund and would receive all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO would distribute shares of the Fund and would receive compensation in that connection.

The Board considered the benefits to the Fund’s future shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

46

A MESSAGE FROM DR. BOB FROEHLICH

Dear Shareholders:

All I can say is wow! From an investment perspective, this has been quite a tough year.

Old challenges seem to be lingering, such as the ongoing European sovereign debt crisis. While, here in the United States, we just can't seem to turn the corner on our weak housing market and even weaker employment market. As if these issues aren’t enough, we add the new challenge of the United States of America losing its prestigious "AAA" credit rating for the first time in the history of our country. I can’t remember a time when our markets faced this great a challenge from so many different fronts. While all of this negative news can seem daunting at times, there are also some bright spots. Although it’s almost impossible to predict with any degree of accuracy where our markets may be headed, let me share with you a few of the issues that I’m closely watching that make me more optimistic than most about the prospects for our market going forward.

RECORD EARNINGS

Let me begin with earnings, which from my perspective always have been and always will be the single most important thing to focus upon. I’m willing to bet that most U.S. investors have no idea just how strong corporate earnings and profits have been. While there are numerous ways to measure earnings and profits, one of my favorite ways is to look at profits as a percentage of the economy, especially when you want some historical comparison. Fortunately, the Bureau of Economic Analysis does this equation for us on a quarterly basis. For the second quarter of 2011 (the most recent data available) corporate profits accounted for 10.1% of our economy as measured by the GDP (Gross Domestic Product).

So just how good is that profits number? For starters, it’s the single highest profits number in my entire 34-year career. In case that isn’t impressive enough for any of you history buffs, I would add one more thing. The Bureau of Economic Analysis has been recording these quarterly profit numbers as a percentage of GDP since 1947. Our most recent number, which placed corporate profits at 10.1% of GDP, is the highest in the 64 years of tracking this data. Again, if you believe, as I do, that markets ultimately go wherever earnings take them, then you have to like what the future might hold for our stock market.

CORPORATE CASH & STRONG BALANCE SHEETS

The second thing that makes me somewhat optimistic about the future prospects for our markets is the current financial strength of corporate America. I know that you’ve heard the term that “corporate America is flush with cash.” Let me show you just how flush. The single best measure for corporate cash is one called “U.S. nonfinancial corporations liquid assets.” In the past two years this cash has increased $700 billion, bringing the total to more than $2 trillion. In the most recently released numbers for the second quarter of 2011, on a quarter-over-quarter basis, cash is up 19.2%. Corporate cash at a level above $2 trillion is the highest level ever recorded.

Now you know what it means when someone says “corporate America is flush with cash.” The good news about all that cash, from my perspective, is once corporate confidence returns and that cash goes in motion, it will help both our economy and our markets. Money in motion could go toward increasing mergers and acquisitions, dividends, share buybacks, capital spending to drive productivity, or even creating jobs. Regardless of what the ultimate use is, money in motion is good for our economy and our markets.

INSIDER BUYING

Let me move on to my third point that makes me optimistic: “insider buying.” When someone on Wall Street says “insiders,” they’re referring to company officers and directors that must disclose to the Securities and Exchange Commission through Form 4 filings whether they’re buying or selling their company’s stock. Research firm Argus-Vickers tracks this number for all publicly traded companies.

I believe when insiders are selling, it suggests that the stock may be too expensive, and the market expects too much from future earnings. Conversely, when insiders are buying, it suggests that insiders believe that their stock is too cheap, and the market is underestimating future earnings.

For more than the past decade, the average has been two insiders selling for every one that is buying. Think about what our stock market did over the past decade and you might realize that maybe these insiders are a pretty good indicator, as our markets just went through what many are calling “the lost decade,” referring to our flat stock market over the past 10 years. Currently, there’s only one insider selling for every two that are buying. Do they know something that we don't know? Only time will tell. One thing for sure is that officers and directors always focus on earnings, earnings, and earnings.

In closing, now more than ever, it’s critical that you work closely with your trusted financial professional, as I predict that our investment landscape will become even more challenging in the future. The volatility in our markets is probably here to stay— meaning it will be more difficult than ever before to try to remain a long-term investor in this short-term world in which we live. If you’re interested in my longer-term and short-term perspectives on our current markets, you can go to our website: www.hartfordinvestor.com/drbob to read my weekly investment commentary.

Dr. Bob Froehlich
Senior Managing Director
The Hartford Mutual Funds

PAST ECONOMIC AND INDEX PERFORMANCE DO NOT ENSURE FUTURE RESULTS.

Dr. Bob Froehlich’s sources of information include Bank of Canada, The Bank of England, Bank of Japan, Bloomberg News, Business Roundtable, China Investment Corporation, CIA. World Fact Book, CNBC, Congressional Budget Office, Deutsche Bank, The European Monetary Union, Federal Reserve Board, The Financial Times, Freddie Mac, FOX Business, Goldman Sachs, International Monetary Fund, International Strategy & Investment, Journal of Commerce, Merrill Lynch, PIERS Global Intelligence Solutions, Strategas Research, Thomson Reuters, Union Bank of Switzerland, U.S. Census Bureau, U.S. Department of Commerce, U.S. Department of Labor, U.S. State Department, U.S. Treasury Department, The Wall Street Journal, and The World Bank.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

MFAR-WB11 12/11 102949 Printed in U.S.A. ©2011 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert.  Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $828,000 for the fiscal year ended October 31, 2010; $691,000 for the fiscal year ended October 31, 2011.

(b)
Audit Related Fees: $42,119 for the fiscal year ended October 31, 2010; $36,013 for the fiscal year ended October 31, 2011. Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $186,031 for the fiscal year ended October 31, 2010; $176,565 for the fiscal year ended October 31, 2011.

(d)	All Other Fees: $0 for the fiscal year ended October 31, 2010; $0 for the fiscal year ended October 31, 2011.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)
(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2011, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $1,284,878 for the fiscal year ended October 31, 2010; $1,413,181 for the fiscal year ended October 31, 2011.

The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a)(2)	Section 302 certifications of the principal executive officer and principalfinancial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: December 14, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 14, 2011	By:	/s/ James E. Davey
James E. Davey
Its: President

Date: December 14, 2011	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

	12(a)(1)	Code of Ethics